UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-22127
RiverSource Variable Series Trust
(Exact name of registrant as specified in charter)
50606 Ameriprise Financial Center, Minneapolis, Minnesota      55474
(Address of principal executive offices)                                    (Zip code)
Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.
Annual Report

Annual Report

RiverSource
Variable Portfolio Funds

Annual Report for the Period Ended
December 31, 2010

References to “Fund” throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:

RiverSource Variable Portfolio – Balanced Fund
RiverSource Variable Portfolio – Cash Management Fund
RiverSource Variable Portfolio – Diversified Bond Fund
RiverSource Variable Portfolio – Diversified Equity Income Fund
RiverSource Variable Portfolio – Dynamic Equity Fund
RiverSource Variable Portfolio – Global Bond Fund
RiverSource Variable Portfolio – Global Inflation Protected Securities Fund
RiverSource Variable Portfolio – High Yield Bond Fund
RiverSource Variable Portfolio – Income Opportunities Fund
RiverSource Variable Portfolio – Mid Cap Growth Fund
RiverSource Variable Portfolio – Mid Cap Value Fund
RiverSource Variable Portfolio – S&P 500 Index Fund
RiverSource Variable Portfolio – Short Duration U.S. Government Fund
Seligman Variable Portfolio – Growth Fund
Seligman Variable Portfolio – Larger-Cap Value Fund
Seligman Variable Portfolio – Smaller-Cap Value Fund
Threadneedle Variable Portfolio – Emerging Markets Fund
Threadneedle Variable Portfolio – International Opportunity Fund
Variable Portfolio – Davis New York Venture Fund
Variable Portfolio – Goldman Sachs Mid Cap Value Fund
Variable Portfolio – Partners Small Cap Value Fund

 Not FDIC insured - May Lose Value - No Bank Guarantee

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

This annual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

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The RiverSource Variable Portfolio (VP) Funds provide several alternatives to consider for investment through your variable annuity contract or life insurance policy.

2010 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

RiverSource VP – Balanced Fund
Your Fund at a Glance	3
Manager Commentary	4
The Fund’s Long-term Performance	10
RiverSource VP – Cash Management Fund
Your Fund at a Glance	12
Manager Commentary	13
RiverSource VP – Diversified Bond Fund
Your Fund at a Glance	16
Manager Commentary	17
The Fund’s Long-term Performance	22
RiverSource VP – Diversified Equity Income Fund
Your Fund at a Glance	24
Manager Commentary	25
The Fund’s Long-term Performance	30
RiverSource VP – Dynamic Equity Fund
Your Fund at a Glance	32
Manager Commentary	33
The Fund’s Long-term Performance	36
RiverSource VP – Global Bond Fund
Your Fund at a Glance	38
Manager Commentary	39
The Fund’s Long-term Performance	42
RiverSource VP – Global Inflation Protected Securities Fund
Your Fund at a Glance	44
Manager Commentary	45
The Fund’s Long-term Performance	48
RiverSource VP – High Yield Bond Fund
Your Fund at a Glance	50
Manager Commentary	51
The Fund’s Long-term Performance	56
RiverSource VP – Income Opportunities Fund
Your Fund at a Glance	58
Manager Commentary	59
The Fund’s Long-term Performance	64
RiverSource VP – Mid Cap Growth Fund
Your Fund at a Glance	66
Manager Commentary	67
The Fund’s Long-term Performance	70
RiverSource VP – Mid Cap Value Fund
Your Fund at a Glance	72
Manager Commentary	73
The Fund’s Long-term Performance	78
RiverSource VP – S&P 500 Index Fund
Your Fund at a Glance	80
Manager Commentary	81
The Fund’s Long-term Performance	84
RiverSource VP – Short Duration U.S. Government Fund
Your Fund at a Glance	86
Manager Commentary	87
The Fund’s Long-term Performance	90
Seligman VP – Growth Fund
Your Fund at a Glance	92
Manager Commentary	93
The Fund’s Long-term Performance	96
Seligman VP – Larger-Cap Value Fund
Your Fund at a Glance	98
Manager Commentary	99
The Fund’s Long-term Performance	102
Seligman VP – Smaller-Cap Value Fund
Your Fund at a Glance	104
Manager Commentary	105
The Fund’s Long-term Performance	108
Threadneedle VP – Emerging Markets Fund
Your Fund at a Glance	110
Manager Commentary	111
The Fund’s Long-term Performance	116
Threadneedle VP – International Opportunity Fund
Your Fund at a Glance	118
Manager Commentary	119
The Fund’s Long-term Performance	122
Variable Portfolio – Davis New York Venture Fund
Your Fund at a Glance	124
Manager Commentary	125
The Fund’s Long-term Performance	128
Variable Portfolio – Goldman Sachs Mid Cap Value Fund
Your Fund at a Glance	130
Manager Commentary	131
The Fund’s Long-term Performance	136
Variable Portfolio – Partners Small Cap Value Fund
Your Fund at a Glance	138
Manager Commentary	139
The Fund’s Long-term Performance	144
Fund Expenses Examples	146
Portfolio of Investments	155
Statements of Assets and Liabilities	341
Statements of Operations	348
Statements of Changes in Net Assets	355
Financial Highlights	366
Notes to Financial Statements	406
Report of Independent Registered Public Accounting Firm	439
Board Members and Officers	441
Proxy Voting	444
Approval of Investment Management Services Agreement	444
Results of Meeting of Shareholders	445

See the Fund’s prospectus for risks associated with investing in the Fund.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  1

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Your Fund at a Glance

RiverSource VP – Balanced Fund

FUND SUMMARY

>	RiverSource VP – Balanced Fund (the Fund) Class 3 shares gained 12.53% for the 12 months ended Dec. 31, 2010.

>	The Russell 1000® Value Index (Russell Index) advanced 15.51%, while the Barclays Capital U.S. Aggregate Bond Index (Barclays Capital Index) gained 6.54% during the same period.

>	The Fund outperformed its Blended Index, comprised 60% of the Russell Index and 40% of the Barclays Capital Index, which rose 12.39% during the fiscal year.

>	The Fund also outperformed its peer group, as represented by the Lipper Balanced Funds Index, which advanced 11.90%.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

	1 year	3 years	5 years	10 years
RiverSource VP – Balanced Fund Class 3	+12.53%	-0.68%	+2.66%	+1.97%

Russell 1000® Value Index (unmanaged)	+15.51%	-4.42%	+1.28%	+3.26%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+6.54%	+5.90%	+5.80%	+5.84%

Blended Index (unmanaged)	+12.39%	+0.23%	+3.51%	+4.65%

Lipper Balanced Funds Index (unmanaged)	+11.90%	+0.63%	+3.91%	+3.71%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  3

Manager Commentary

RiverSource VP – Balanced Fund

Effective May 26, 2010, Colin J. Lundgren and Jennifer Ponce de Leon joined Tom Murphy in the day-to-day management of the fixed income portfolio of RiverSource VP – Balanced Fund in place of Scott Schroepfer and Todd White. The management team for the equity portfolio of RiverSource VP – Balanced Fund remained unchanged.

RiverSource VP – Balanced Fund (the Fund) Class 3 shares gained 12.53% for the 12 months ended Dec. 31, 2010. The Russell 1000® Value Index (Russell Index) advanced 15.51%, while the Barclays Capital U.S. Aggregate Bond Index (Barclays Capital Index) gained 6.54% during the same period. The Fund outperformed its Blended Index, comprised 60% of the Russell Index and 40% of the Barclays Capital Index, which rose 12.39% during the fiscal year. The Fund also outperformed its peer group, as represented by the Lipper Balanced Funds Index, which advanced 11.90%. Similarly, the Fund’s portfolio was approximately 60% equities and 40% fixed income securities, an allocation that was relatively unchanged during the period.

ASSET ALLOCATION & PORTFOLIO BREAKDOWN(1) (at Dec. 31, 2010)

Stocks	63.7%

Consumer Discretionary	5.7%

Consumer Staples	3.6%

Energy	10.4%

Financials	11.8%

Health Care	6.0%

Industrials	11.5%

Information Technology	7.4%

Materials	4.4%

Telecommunication Services	2.3%

Utilities	0.6%

Bonds	34.6%

Asset-Backed	2.1%

Commercial Mortgage-Backed	4.0%

Consumer Discretionary	0.7%

Consumer Staples	0.9%

Energy	0.8%

Financials	1.6%

Foreign Government	0.8%

Health Care	0.2%

Industrials	0.5%

Materials	0.7%

Residential Mortgage-Backed	11.4%

Telecommunication	2.5%

U.S. Government Obligations & Agencies	4.2%

Utilities	4.2%

FDIC Insured Debt(2)	0.1%

Senior Loans	0.1%

Consumer Staples	0.1%

Materials	0.0%	*

Telecommunication	0.0%	*

Other(3)	1.5%

*	Rounds to less than 0.1%.
(1)	Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Debt guaranteed under the FDIC’s Temporary Liquidity Guarantee Program (TLGP).
(3)	Cash & Cash Equivalents.
The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

4  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Balanced Fund

Significant performance factors — equity segment
The equity segment of the Fund’s portfolio underperformed the Russell Index due primarily to stock selection. For example, in information technology, a significant position in Hewlett-Packard, hurt, as the company saw its share price decline upon the unexpected departure of its Chief Executive Officer and upon reaction to a rash of acquisition activity. We reduced the Fund’s position in Hewlett-Packard but continued to hold shares. In financials, a position in multi-line insurance company XL Group (formerly XL Capital) helped but was more than offset by the detracting effect of a sizable position in the weaker Bank of America. Within energy, positions in integrated oil giant Exxon Mobil and oilfield services leader Halliburton boosted Fund returns. However, such positive contributors were not enough to outweigh the negative impact of positions in Transocean and BP, both of which saw their shares decline given their connections to the Macondo well disaster in the Gulf of Mexico. In health care, positions in medical instruments developer Medtronic and biopharmaceutical company Gilead Sciences disappointed.

On the positive side, stock selection proved effective in the industrials and materials sectors. In industrials, positions in machinery company Caterpillar and diversified manufacturer Siemens were strong contributors. In materials, positions in mining company Freeport-McMoRan Copper & Gold and diversified chemicals company EI du Pont de Nemours were especially beneficial. Sector allocation overall also buoyed the Fund’s results. Significant allocations to most of the Russell Index’s biggest outperformers, namely materials, industrials and energy, particularly helped. So, too, did having only modest exposure to the two weakest segments of the Russell Index during the annual period — electric utilities and health care.

Significant performance factors — fixed income segment
Sector allocation within the fixed income portion of the Fund was a key driver of its outperformance of the Barclays Capital Index during the annual period, as the non-Treasury sectors rallied most. Significant allocations to commercial mortgage-backed securities (CMBS) and investment grade corporate bonds and exposures to non-agency mortgage-backed securities, high yield corporate bonds and emerging market debt particularly helped, as each of these sectors materially outpaced the Barclays Capital Index during the annual period.

Security selection overall also contributed to the Fund’s results, especially within the mortgage-backed securities and investment grade corporate bond sectors. Within mortgage-backed securities, the Fund’s emphasis on non-agency securities and holdings in higher coupon 30-year agency securities where prepayment risk was not material proved especially helpful. Within investment grade corporate bonds, we continued to be positioned in asset-rich companies with predictable cash flow generating capabilities and transparent business models, with a focus on the electric utilities, natural gas pipeline, media and telecommunications, and food and beverage industries. The Fund

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

Exxon Mobil Corp.	2.3%

XL Group PLC	2.2%

Chevron Corp.	2.2%

JPMorgan Chase & Co.	2.2%

Bank of America Corp.	2.1%

Lorillard, Inc.	1.9%

The Goldman Sachs Group, Inc.	1.7%

Oracle Corp.	1.6%

Siemens AG, ADR	1.4%

EI du Pont de Nemours & Co.	1.4%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  5

Manager Commentary (continued)  RiverSource VP – Balanced Fund maintained only a modest position in financials, primarily banks, where the regulatory environment and rules of engagement from a creditor’s perspective remained unclear and where operating fundamentals were not driving performance. We preferred to invest where we believe we have a research edge borne out of bottom-up, fundamental credit research coupled with our risk/reward relative valuation framework.

Detracting somewhat from the Fund’s results during the annual period was having only a modest exposure to agency mortgage-backed securities and security selection among CMBS. Within CMBS, the Fund had a higher quality bias during a period when some of the riskier assets in the sector outperformed. More specifically, the Fund’s weighting in CMBS was expressed primarily in seasoned vintage collateral, which did not exhibit the egregious underwriting and leverage created during the height of the market.

Detracting most from the Fund’s performance was the combination of its duration and yield curve positioning. The Fund had a shorter duration than the Barclays Capital Index for most of the annual period, as we expected interest rates to gradually rise as markets stabilized. However, such positioning hurt as interest rates moved lower during the annual period overall. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) Similarly, yield curve positioning within the Fund hurt its results during the annual period overall. The Fund was positioned with a yield curve flattening bias, but the yield curve steepened.

Changes to the Fund’s portfolio
In the equity portion of the Fund, we increased exposure to the industrials, financials and consumer discretionary sectors through the annual period. In industrials, we established a new Fund position in Siemens early in the year, which grew via strong performance to a top-ten position within the equity portfolio by the end of the year. In financials, we added to the Fund’s exposure to a basket of capital markets firms, including JPMorgan Chase, Goldman Sachs and Morgan Stanley. In consumer discretionary, we either initiated or added to positions in several companies within the media and retail industries, most notably multimedia conglomerate Viacom and department store retailer Kohl’s.

We correspondingly reduced the Fund’s positions in the information technology, consumer staples and energy sectors. In information technology, as mentioned earlier, we meaningfully reduced the Fund’s exposure to Hewlett-Packard. We also eliminated the Fund’s position in data networking products supplier Cisco Systems. In consumer staples, we trimmed the Fund’s exposure to discount retailing giant Wal-Mart Stores and tobacco company Lorillard. In energy, we sold the Fund’s positions in both Transocean and BP.

Within the fixed income segment of the Fund, we incrementally added to the Fund’s allocations to the more credit-sensitive non-Treasury fixed income sectors, including investment grade corporate bonds, high yield corporate bonds, CMBS and emerging market debt, on an opportunistic basis during the annual period.

Beginning in late March, we reduced the Fund’s position in agency mortgage-backed securities relative to the Barclays Capital Index, given the all-time tight valuations these securities then had versus U.S. Treasury securities and given that the Federal Reserve Board (the Fed) ended its purchase program of mortgage-backed securities as of March 31, 2010. Within the mortgage-backed securities sector, we maintained the Fund’s defensive stance, with a bias to higher coupon mortgages, through the second calendar quarter. We subsequently took a more “barbell” approach to coupon positioning, with greater exposure to lower coupons and higher coupons and a lesser exposure to mid-range coupons due to their callability. Within this sector, we also implemented a bias toward 15-year maturities versus 30-year maturities, given the more desirable extension profile of 15-year mortgage-backed securities. Among non-agency mortgage-backed securities, the Fund was primarily positioned in seasoned, prime borrowers that, in our view, have very strong credit profiles and continue to offer attractive return prospects compared to agency mortgage-backed securities. We also reduced the Fund’s allocations to U.S. Treasuries and government-related debt during the annual period.

Toward the end of the annual period, we shifted the Fund’s duration to a more neutral stance compared with the Barclays Capital Index.

6  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Balanced Fund

The Fund’s portfolio turnover rate, including mortgage dollar rolls, for the annual period was 156%.*

Our future strategy
On the equity side, we believed at the end of 2010 that volatility and rotation in outperformance among sectors and industries would likely continue in the U.S. equity market over the early months of 2011 given several important macro factors. Perhaps the two most dominant of these are: 1) the new balance of power in the U.S. government following the 2010 mid-term elections and 2) the debate regarding the massive liquidity being pumped into the global economy and reactions by various countries both to the debate and the liquidity itself. In our view, the ultimate outcome of these factors may well be a trend toward equalization of gross domestic product growth rates between emerging and developed market economies as 2011 progresses. Similarly, we believe we may see a narrowing in the differential of performance between more economically-sensitive, cyclical sectors and more classically defensive market sectors.

Given this backdrop, we believe equity outperformance is likely to be less defined in the year ahead by regional and sector trends than was the case in 2010. Instead, industry and individual stock selection are anticipated to be increasingly critical to results going forward. As such, then, across all of the sectors, we intend to maintain our steadfast focus on individual stock selection.

Regarding our view ahead for the fixed income markets, we expect accommodative monetary policy from the Fed, clarity on tax policy and acceleration in economic data to both support economic growth in 2011 and allow the unemployment rate to drift lower as hiring picks up. That said, we expect that the pace of improvement in the economy over the course of the next year may not satisfy many market participants or the Fed. In turn, the slow pace of recovery may well prompt the continuation of easy fiscal and monetary policy through the new year.

In our view, the recent move higher in U.S. Treasury rates was a combination of the “buy the rumor, sell the news” response to the announcement of the Fed’s second round of quantitative easing, termed QE2, and the market’s reluctant acceptance of better economic releases. As the recovery continues to take shape, then, we expect U.S. Treasury yields to continue to rise somewhat in the coming months. However, low inflation should keep a lid on the trend higher.

Thus, we continue to prefer value offered by non-Treasury sectors should the economic backdrop remain favorable. While yields at the end of December were low by historical standards, we believe non-Treasury fixed income assets remain well positioned to generate attractive real returns in an environment in which core inflation remains stubbornly low. We continue to find the corporate bond market to be especially attractive given solid underlying fundamentals, strong profit margins, high cash balances and attractive valuations, particularly in BBB-rated, non-cyclical issuers. We believe spreads, or the differential in yields between corporate bonds and duration-equivalent Treasuries, will likely tighten further, which would help mitigate the effect of rising interest rates on Fund performance.

Elsewhere, the fixed income portion of the Fund currently maintains a significant position in CMBS, where we presently believe high quality securities are attractive relative to other investment grade assets. We also presently intend to maintain a position in high yield corporate bonds, as we expect a benign default environment in the coming year.

*	A significant portion of the turnover was the result of “roll” transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  7

Manager Commentary (continued)  RiverSource VP – Balanced Fund

Finally, we currently intend to maintain the fixed income portion of the Fund’s duration, or interest rate risk, rather even with that of the Barclays Capital Index, after taking advantage of the recent rise in yields to cover the Fund’s short position. We currently intend to maintain the Fund’s yield curve flattening bias, as we expect the yield curve to flatten, with the longer-term part of the curve rising less than the shorter- and intermediate-term segments of the yield curve. As always, we will maintain our disciplined focus on individual security selection.

Laton Spahr, CFA® Portfolio Manager	Steve Schroll Portfolio Manager	Paul Stocking Portfolio Manager

Tom Murphy, CFA® Portfolio Manager	Colin Lundgren, CFA® Portfolio Manager	Jennifer Ponce de Leon Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

8  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

RiverSource VP – Balanced Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource VP — Balanced Fund Class 3 shares (from 1/1/01 to 12/31/10) as compared to the performance of the Russell 1000® Value Index, the Barclays Capital U.S. Aggregate Bond Index, the Blended Index and the Lipper Balanced Funds Index consisting of a blend of the Russell 1000 Value Index and the Barclays Capital U.S. Aggregate Bond Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
	1 year	3 years	5 years	10 years

RiverSource VP — Balanced Fund Class 3
Class 3 Cumulative value of $10,000	$11,253	$9,797	$11,403	$12,155

Average annual total return	+12.53%	-0.68%	+2.66%	+1.97%

Russell 1000® Value Index(1)
Cumulative value of $10,000	$11,551	$8,732	$10,657	$13,779

Average annual total return	+15.51%	-4.42%	+1.28%	+3.26%

Barclays Capital U.S. Aggregate Bond Index(2)
Cumulative value of $10,000	$10,654	$11,876	$13,256	$17,632

Average annual total return	+6.54%	+5.90%	+5.80%	+5.84%

Blended Index(3)
Cumulative value of $10,000	$11,239	$10,069	$11,883	$15,743

Average annual total return	+12.39%	+0.23%	+3.51%	+4.65%

Lipper Balanced Funds Index(4)
Cumulative value of $10,000	$11,190	$10,190	$12,114	$14,396

Average annual total return	+11.90%	+0.63%	+3.91%	+3.71%

10  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Balanced Fund

(1)	The Russell 1000® Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.
(3)	The Blended Index consists of 60% Russell 1000 Value Index and 40% Barclays Capital U.S. Aggregate Bond Index.
(4)	The Lipper Balanced Funds Index includes the 30 largest balanced funds tracked by Lipper Inc. The index’s returns include net reinvested dividends. The Fund’s performance is currently measured against this index for purposes of determining the performance incentive adjustment.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  11

Your Fund at a Glance

RiverSource VP – Cash Management Fund

FUND SUMMARY

>	RiverSource VP – Cash Management Fund (the Fund) Class 3 shares increased 0.01% for the annual period ended Dec. 31, 2010.

>	The Fund’s annualized simple yield was 0.01% and its annualized compound yield was also 0.01% for the seven-day period ended Dec. 31, 2010. The 7-day yields shown reflect more closely the earnings of the Fund than the total return. (Short-term yields may be higher or lower than the figures shown.)

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

Since
inception
	1 year	3 years	5 years	10 years	5/3/10*
RiverSource VP – Cash Management Fund
Class 1	N/A	N/A	N/A	N/A	+0.01%

Class 2	N/A	N/A	N/A	N/A	+0.02%

Class 3	+0.01%	+0.82%	+2.32%	+2.03%	N/A

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

12  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

RiverSource VP – Cash Management Fund

Guy Holbrook assumed management oversight of RiverSource VP – Cash Management Fund from Dan Tronstad effective July 23, 2010 when he was named Sector Head of Liquidity Strategies. Effective Sept. 10, 2010, John McColley assumed day-to-day management of RiverSource VP – Cash Management Fund.

At Dec. 31, 2010, approximately 25% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that RiverSource VP – Cash Management Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 427, Class 1 share transactions for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, RiverSource VP – Cash Management Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 146 and 420.

RiverSource VP – Cash Management Fund (the Fund) Class 3 shares increased 0.01% for the annual period. The Fund’s annualized simple yield was 0.01% and its annualized compound yield was also 0.01% for the seven-day period ended Dec. 31, 2010. The 7-day yields reflect more closely the earnings of the Fund than the total return. (Short-term yields may be higher or lower than the figures shown.) The Fund is intended to serve as a conservative, shorter-term investment choice for individuals seeking current income.

Significant performance factors
The annual period ended Dec. 31, 2010 was one wherein government regulation initiatives and Federal Reserve Board (the Fed) policy had great effect on the money markets. Yields in the money markets remained low throughout.

Money market yields remained at record low levels, as the Fed kept the federal funds target rate anchored between 0% and 0.25% throughout the annual period with no indication that it would raise rates any time soon. Fed efforts to stimulate the economy and keep interest rates low via implementation of its second round of quantitative easing, whereby it will purchase $600 billion in government securities by mid-2011, further contributed to the relatively static money market yields.

At the same time, government regulation of money market funds aimed at reducing liquidity risk and increasing transparency began to be implemented during the annual period. Specifically, the Securities & Exchange Commission (SEC) mandated amendments for money market funds (also known as 2a-7 funds) that became effective May 5, 2010, with required compliance dates staggered through 2010. The rule changes adopted by the SEC were designed to strengthen the regulatory requirements governing money market funds and better protect investors. They were also intended to increase the resilience of money market funds to economic stresses. The regulations include revisions designed to increase credit quality, improve liquidity, shorten maturity limits and modify reporting requirements of money market funds. However, these initiatives, in conjunction with the Dodd-Frank Wall Street Reform and Consumer Protection Act passed into law on July 16, 2010 and Basel III, which is an international regulatory framework for banks announced on September 12, 2010, seemed to be working at cross

PORTFOLIO BREAKDOWN(1) (at Dec. 31, 2010)

Bonds(2)	4.4%

Certificates of Deposit	3.5%

Commercial Paper	47.7%

U.S. Government Agencies	28.3%

U.S. Government-Insured Debt(3)	16.1%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Category comprised of short-term commercial mortgage-backed securities.
(3)	Funding for this debt is provided by the Federal Financing Bank, which is funded by the U.S. Department of the Treasury.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  13

Manager Commentary (continued)  RiverSource VP – Cash Management Fund purposes. These directives serve to restrict issuers’ ability to access short-term credit markets while mandating investors to maintain larger levels of liquidity.

Another related factor having a profound impact on the money markets during the annual period was ongoing financial deleveraging, as demand for liquid investments has significantly outstripped supply. Supply of non-financial commercial paper in particular has been heavily reduced as the absolute low level of yields and flatter yield curve has enticed corporate issuers to issue more long-term debt.

Our focus during the annual period was to manage proactively in order to meet the new SEC requirements. It is important to note that while one of the goals of the SEC’s recently adopted money market fund rule changes is to reinforce conservative investment practices across the money market fund industry, our liquidity, security selection and other investment practices have long emphasized conservative choices. Indeed, it was the decision of the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC to remain even more conservative than SEC requirements mandate. The Fund maintains an approach to investing that prioritizes the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. As such, the spirit of the SEC’s changes aligns well with our conservative approach to money market investing.

Throughout the annual period, the Fund maintained a weighted average maturity below the new 60 day maximum. Weighted average maturity is the average time it takes for securities in a portfolio to mature, weighted in proportion to the dollar amount that is invested in the portfolio. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. The Fund’s weighted average maturity remained in the 30 to 35 day range until November 2010. At that point, we began to add highly liquid Treasury bill and agency discount notes to the portfolio in an effort to add yield to the Fund while maintaining the quality of the portfolio. The Fund’s weighted average maturity then approached the 60 day limit. In the last month or so of the annual period, the Fund’s weighted average maturity was in the 50 to 55 day range. As of Dec. 31, 2010, the Fund’s weighted average maturity stood at 55 days.

Throughout the annual period, all securities purchased for the Fund’s portfolio were first-tier securities, or generally those money market instruments in the highest rating category. With the FOMC maintaining stable short-term rates, we favored fixed-rate securities issued by U.S. corporations or the U.S. government and its agencies. Of the securities issued by U.S. corporations, including commercial paper and bank certificates of deposit, we emphasized maturities of one to two months. The government and government agency issues included shorter-term maturities that satisfied the newly-mandated liquidity requirements but also included Treasury bills with four-to-six month maturities and callable agency debentures with final maturities of up to 397 days. This positioning strategy helped the Fund’s performance. Given that yields on commercial paper with maturities of up to three months were relatively flat, we maintained our credit exposure in the one and two month part of the yield curve while looking to add yield through longer-term maturities among the highest quality government issues.

Changes to the Fund’s portfolio
Early in the annual period, we shortened the Fund’s weighted average maturity from 42 days at Dec. 31, 2009 to a 30 to 35 day range. We also increased the Fund’s exposure to Treasury bills, as they counted toward the new SEC requirement that 30% of a money market fund portfolio provide liquidity within seven days. The Fund’s allocation and maturity profile remained virtually unchanged until the fourth quarter of 2010 when, as mentioned earlier, longer-dated Treasury bills and callable agency debentures were added in an effort to boost yield yet maintain the Fund’s liquidity profile.

Our future strategy
Given the difference between the actual gross domestic product of the U.S. economy and the output that the economy would be at under full capacity or maximum efficiency — and the most recent Fed comments regarding the economy, it appears as if the Fed intends to maintain its current monetary policy for the foreseeable future. In turn, we expect short-term interest rates to be persistently low in the months ahead. Based on this view, we intend

14  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Cash Management Fund

to maintain the Fund’s weighted average maturity in a range of approximately 45 to 50 days over the near term as we seek to enhance yield.

As the commercial paper yield curve is expected to remain relatively flat, we expect to continue to hold within the Fund U.S. corporate issues with maturities of one to two months and to own government and government agency securities with longer maturities. In addition, we are carefully monitoring congressional debate regarding government-sponsored enterprise (GSE) reform. Depending on the outcome of such debate and any subsequent impact on GSE funding needs, we may look to increase the Fund’s allocation to Treasury bills versus agency discount notes, as the yield differential between the two sectors remained tight at the end of the annual period.

As always, we intend to continue to evaluate credits to maintain the Fund’s high quality bias. We intend to make strategic decisions to balance an enhanced liquidity profile with providing current income. We will, of course, continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, striving to strategically adjust the portfolio accordingly. We intend to continue to focus on high-quality investments with minimal credit risk while seeking competitive yields.

Guy Holbrook, IV, CFA® Portfolio Manager	John McColley Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  15

Your Fund at a Glance

RiverSource VP – Diversified Bond Fund

FUND SUMMARY

>	RiverSource VP – Diversified Bond Fund (the Fund) Class 3 shares gained 8.33% for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its benchmark, the unmanaged Barclays Capital U.S. Aggregate Bond Index, which advanced 6.54%.

>	The Fund modestly lagged its peer group, as represented by the Lipper Intermediate Investment-Grade Debt Funds Index, which rose 8.62% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

Since
inception
	1 year	3 years	5 years	10 years	5/3/10*
RiverSource VP – Diversified Bond Fund
Class 1	N/A	N/A	N/A	N/A	+4.73%

Class 2	N/A	N/A	N/A	N/A	+4.60%

Class 3	+8.33%	+5.11%	+4.99%	+4.91%	N/A

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+6.54%	+5.90%	+5.80%	+5.84%	+3.79%

Lipper Intermediate Investment-Grade Debt Funds Index (unmanaged)	+8.62%	+5.76%	+5.44%	+5.55%	+4.39%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

16  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

RiverSource VP – Diversified Bond Fund

Effective May 26, 2010, Colin J. Lundgren and Jennifer Ponce de Leon joined Tom Murphy in the day-to-day management of RiverSource VP — Diversified Bond Fund in place of Scott Schroepfer and Todd White.

At Dec. 31, 2010, approximately 56% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that RiverSource VP – Diversified Bond Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 427, Class 1 share transactions for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, RiverSource
VP – Diversified Bond Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 146 and 420.

RiverSource VP – Diversified Bond Fund (the Fund) Class 3 shares gained 8.33% for the 12 months ended Dec. 31, 2010. The Fund outperformed its benchmark, the unmanaged Barclays Capital U.S. Aggregate Bond Index (Barclays Capital Index), which advanced 6.54%. The Fund modestly lagged its peer group, as represented by the Lipper Intermediate Investment-Grade Debt Funds Index, which rose 8.62% during the same period.

Significant performance factors
Overall, investors saw broad solid gains across nearly all sectors of the fixed income market during the year 2010. That said, most non-Treasury sectors of the fixed income market outpaced U.S. Treasury securities during the annual period. Lower quality fixed income sectors outperformed duration-equivalent U.S. Treasuries most, as investor optimism about the prospects for an economic recovery and for improved corporate earnings dominated.

Throughout the year, the Federal Reserve Board (the Fed) held short-term interest rates near zero. In November, the Fed began a new large-scale asset purchase program via a second round of quantitative easing, or what became known as QE2. With the backdrop of an improving economy, loose monetary policy and low inflation, financial assets performed well virtually across the board. Yields on U.S. Treasury securities declined, and yields on non-Treasury bonds declined even further, as spreads (the differential in yields between these non-Treasury sectors and

PORTFOLIO BREAKDOWN(1) (at Dec. 31, 2010)

Asset-Backed	10.1%

Commercial Mortgage-Backed	9.8%

Consumer Discretionary	1.9%

Consumer Staples	2.5%

Energy	2.2%

Financials	5.3%

Foreign Government	2.4%

Health Care	0.7%

Industrials	1.5%

Materials	2.4%

Residential Mortgage-Backed	32.3%

Telecommunication	5.9%

U.S. Government Obligations & Agencies	4.1%

Utilities	11.7%

Other(2)	7.2%

(1)	Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  17

Manager Commentary (continued)  RiverSource VP – Diversified Bond Fund duration-equivalent Treasuries) tightened. The decline in interest rates was most notable during the second and third quarters of the year. Initially, the rally was sparked by sovereign debt concerns in Greece. Later in the summer, as U.S. economic data began to slow, interest rates continued their decline on investor anticipation of additional bond purchases by the Fed. Interest rates rose during the fourth quarter as economic data improved, but still ended the year lower than where they had started. For the year, two-year Treasury yields fell 54 basis points (a basis point is 1/100th of a percent), five-year Treasury yields declined 67 basis points, 10-year Treasury yields were down 54 basis points, and 30-year Treasury yields decreased 31 basis points. The yield curve, then, steepened a bit, meaning the difference in yields between short-term and longer-term yields, increased.

As the non-Treasury sectors rallied most during the annual period, sector allocation within the Fund was a key driver of its outperformance of the Barclays Capital Index. Significant allocations to commercial mortgage-backed securities (CMBS) and investment grade corporate bonds and exposures to non-agency mortgage-backed securities, high yield corporate bonds and emerging market debt particularly helped, as each of these sectors materially outpaced the Barclays Capital Index during the annual period.

Security selection overall also contributed to the Fund’s results, especially within the mortgage-backed securities and investment grade corporate bond sectors. Within mortgage-backed securities, the Fund’s emphasis on non-agency securities and holdings in higher coupon 30-year agency securities where prepayment risk was not material proved especially helpful. Within investment grade corporate bonds, we continued to be positioned in asset-rich companies with predictable cash flow generating capabilities and transparent business models, with a focus on the electric utilities, natural gas pipeline, media and telecommunications, and food and beverage industries. The Fund maintained only a modest position in financials, primarily banks, where the regulatory environment and rules of engagement from a creditor’s perspective remained unclear and where operating fundamentals were not driving performance. We preferred to invest where we believe we have a research edge borne out of bottom-up, fundamental credit research coupled with our risk/reward relative valuation framework.

Detracting somewhat from the Fund’s results during the annual period was having only a modest exposure to agency mortgage-backed securities and security selection among CMBS. Within CMBS, the Fund had a higher quality bias during a period when some of the riskier assets in the sector outperformed. More specifically, the

QUALITY BREAKDOWN(1) (at Dec. 31, 2010)

AAA rating	49.2%

AA rating	2.1%

A rating	11.9%

BBB rating	21.4%

BB rating	7.8%

B rating	3.3%

CCC rating	0.3%

CC rating	0%	*

D rating	0%	*

Non-rated	4.0%

*	Rounds to less than 0.1%
(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor’s rating is used to determine the credit quality of a security. Standard and Poor’s rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor’s doesn’t rate a security, then Moody’s rating is used. Columbia Management Investment Advisers, LLC (the Investment Manager) rates a security using an internal rating system when Moody’s doesn’t provide a rating. Ratings for 0.04% of the bond portfolio assets were determined through internal analysis.

18  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Diversified Bond Fund

Fund’s weighting in CMBS was expressed primarily in seasoned vintage collateral, which did not exhibit the egregious underwriting and leverage created during the height of the market.

Detracting most from the Fund’s performance was the combination of its duration and yield curve positioning. The Fund had a shorter duration than the Barclays Capital Index for most of the annual period, as we expected interest rates to gradually rise as markets stabilized. However, such positioning hurt as interest rates moved lower during the annual period overall. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) Similarly, yield curve positioning within the Fund hurt its results during the annual period overall. The Fund was positioned with a yield curve flattening bias, but, as mentioned earlier, the yield curve steepened.

Changes to the Fund’s portfolio
During the annual period, we incrementally added to the Fund’s allocations the more credit-sensitive non-Treasury fixed income sectors, including investment grade corporate bonds, high yield corporate bonds, CMBS and emerging market debt, on an opportunistic basis.

Beginning in late March, we reduced the Fund’s position in agency mortgage-backed securities relative to the Barclays Capital Index, given the all-time tight valuations these securities then had versus U.S. Treasury securities and given that the Fed ended its purchase program of mortgage-backed securities as of March 31, 2010. Within the mortgage-backed securities sector, we maintained the Fund’s defensive stance, with a bias to higher coupon mortgages, through the second calendar quarter. We subsequently took a more “barbell” approach to coupon positioning, with greater exposure to lower coupons and higher coupons and a lesser exposure to mid-range coupons due to their callability. Within this sector, we also implemented a bias toward 15-year maturities versus 30-year maturities, given the more desirable extension profile of 15-year mortgage-backed securities. Among non-agency mortgage-backed securities, the Fund was primarily positioned in seasoned, prime borrowers that, in our view, have very strong credit profiles and continue to offer attractive return prospects compared to agency mortgage-backed securities. We also reduced the Fund’s allocations to U.S. Treasuries and government-related debt during the annual period.

Toward the end of the annual period, we shifted the Fund’s duration to a more neutral stance compared with the Barclays Capital Index.

The Fund’s portfolio turnover rate for the 12-month period, including mortgage dollar rolls, was 382%.*

Our future strategy
2010 was characterized by a continued recovery in the economy and financial markets alike. However, the path was not exactly a smooth one as stubbornly high unemployment in the U.S. and sovereign debt concerns in Europe weighed heavily on investor sentiment. Despite volatility, the year ended on a positive note as investors were encouraged by accommodative monetary policy from the Fed, clarity on tax policy and acceleration in economic data in the fourth quarter. In 2011, we expect these factors to both support economic growth and allow the unemployment rate to drift lower as hiring picks up. That said, we expect that the pace of improvement in the economy over the course of the next year may not satisfy many market participants or the Fed. In turn, the slow pace of recovery may well prompt the continuation of easy fiscal and monetary policy through the new year.

In our view, the recent move higher in U.S. Treasury rates was a combination of the “buy the rumor, sell the news” response to the announcement of the Fed’s second round of quantitative easing, and the market’s reluctant acceptance of better economic releases. As the recovery continues to take shape, then, we expect U.S. Treasury

* A significant portion of the turnover was the result of “roll” transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  19

Manager Commentary (continued)  RiverSource VP – Diversified Bond Fund yields to continue to rise somewhat in the coming months. However, low inflation should keep a lid on the trend higher.

Thus, we continue to prefer value offered by non-Treasury sectors should the economic backdrop remain favorable. While yields at the end of December were low by historical standards, we believe non-Treasury fixed income assets remain well positioned to generate attractive real returns in an environment in which core inflation remains stubbornly low. We continue to find the corporate bond market to be especially attractive given solid underlying fundamentals, strong profit margins, high cash balances and attractive valuations, particularly in BBB-rated, non-cyclical issuers. We believe spreads, or the differential in yields between corporate bonds and duration-equivalent Treasuries, will likely tighten further, which would help mitigate the effect of rising interest rates on Fund performance.

Elsewhere, the Fund currently maintains a significant position in CMBS, where we presently believe high quality securities are attractive relative to other investment grade assets. We also currently intend to maintain a position in high yield corporate bonds, as we expect a benign default environment in the coming year.

Finally, we currently intend to maintain the Fund’s duration, or interest rate risk, rather even with that of the Barclays Capital Index, after taking advantage of the recent rise in yields to cover the Fund’s short position. We currently intend to maintain the Fund’s yield curve flattening bias, as we expect the yield curve to flatten, with the longer-term part of the curve rising less than the shorter- and intermediate-term segments of the yield curve. As always, we will maintain our disciplined focus on individual security selection.

Tom Murphy, CFA® Portfolio Manager	Colin Lundgren, CFA® Portfolio Manager	Jennifer Ponce de Leon Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

20  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

RiverSource VP – Diversified Bond Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource VP — Diversified Bond Fund Class 3 shares (from 1/1/01 to 12/31/10) as compared to the performance of the Barclays Capital U.S. Aggregate Bond Index and the Lipper Intermediate Investment-Grade Debt Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
	1 year	3 years	5 years	10 years
RiverSource VP — Diversified Bond Fund Class 3
Class 3 Cumulative value of $10,000	$10,833	$11,613	$12,757	$16,158

Average annual total return	+8.33%	+5.11%	+4.99%	+4.91%

Barclays Capital U.S. Aggregate Bond Index(1)
Cumulative value of $10,000	$10,654	$11,876	$13,256	$17,632

Average annual total return	+6.54%	+5.90%	+5.80%	+5.84%

Lipper Intermediate Investment-Grade Debt Funds Index(2)
Cumulative value of $10,000	$10,862	$11,829	$13,032	$17,169

Average annual total return	+8.62%	+5.76%	+5.44%	+5.55%

Results for other share classes can be found on page 16.

22  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Diversified Bond Fund

(1)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Intermediate Investment-Grade Debt Funds Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  23

Your Fund at a Glance

RiverSource VP – Diversified Equity Income Fund

FUND SUMMARY

>	RiverSource VP – Diversified Equity Income Fund (the Fund) Class 3 shares gained 16.83% for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its benchmark, the Russell 1000® Value Index, which increased 15.51% for the period.

>	The Fund also outperformed the Lipper Equity Income Funds Index, representing its peer group, which rose 14.04% over the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

					Since
					inception
	1 year	3 years	5 years	10 years	5/3/10*
RiverSource VP – Diversified Equity Income Fund
Class 1	N/A	N/A	N/A	N/A	+9.46%

Class 2	N/A	N/A	N/A	N/A	+9.13%

Class 3	+16.83%	-3.94%	+2.78%	+6.03%	N/A

Russell 1000® Value Index (unmanaged)	+15.51%	-4.42%	+1.28%	+3.26%	+3.90%

Lipper Equity Income Funds Index (unmanaged)	+14.04%	-3.01%	+2.15%	+2.86%	+6.14%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

24  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

RiverSource VP – Diversified Equity Income Fund

At Dec. 31, 2010, approximately 50% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that RiverSource VP – Diversified Equity Income Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 428, Class 1 share transactions for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, RiverSource VP – Diversified Equity Income Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 146 and 420.

RiverSource VP – Diversified Equity Income Fund (the Fund) Class 3 shares gained 16.83% for the 12 months ended Dec. 31, 2010. The Fund outperformed its benchmark, the Russell 1000® Value Index (Russell Index), which increased 15.51% for the period. The Fund also outperformed the Lipper Equity Income Funds Index, representing its peer group, which rose 14.04% over the same time frame.

Significant performance factors
The U.S. equity markets generated solid double-digit gains for 2010, but such strong performance masks what was rather high volatility and significant fluctuation in investor sentiment during the year. In the early months of 2010, the U.S. equity markets advanced rather robustly, supported primarily by improving news around the economic recovery and strong corporate earnings overall. Then, in late April/early May, investors became somewhat skeptical of the sustainability of the recovery and concerns regarding macroeconomic conditions heightened. Unemployment levels stabilized but remained persistently high. Existing and new home sales dropped following the expiration of the government home-buyer tax credit on April 30, 2010. Further, worries about the sovereign debt crises in Greece and peripheral Europe, fears of government policy tightening in China that might start to cool economic growth there, and announcements regarding U.S. financial regulation reform combined to renew concerns about global economic growth. In turn, the shift in investor sentiment led to weakness in the U.S. equity markets through the end of June. Most of the major U.S. equity indices subsequently enjoyed their best gains in a year during July due in large part to markets globally stabilizing. Then, in August, fears of a double-dip recession dominated and jobs data indicated there may be some waning momentum in the U.S. labor market. The U.S. equity market declined. By the end of the summer, there was increasing realization that the Federal Reserve Board (the Fed)

SECTOR BREAKDOWN(1) (at Dec. 31, 2010)

Consumer Discretionary	8.5%

Consumer Staples	4.5%

Energy	16.6%

Financials	17.6%

Health Care	9.4%

Industrials	17.0%

Information Technology	10.8%

Materials	6.6%

Telecommunication Services	5.0%

Utilities	1.7%

Other(2)	2.3%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  25

Manager Commentary (continued)  RiverSource VP – Diversified Equity Income Fund would take action via further quantitative easing measures. This, together with data indicating a re-acceleration of the U.S. economy and a soft landing for the Chinese economy at a rather high level of Gross Domestic Product (GDP) growth, quelled concerns about global demand. Numerous industry conferences reporting corporate profitability in line with or better than consensus estimates helped drive a September/October rally as well.

Despite decent U.S. economic news, the U.S. equity market ended November lower based on some profit-taking following the strong September/October rally as well as on continuing worries about debt problems in Europe, renewed concerns about the potential for slower growth but higher commodity-based inflation in China, and possible compromises regarding the extension of Bush tax cuts. However, losses were slight and December proved to be a strong month for the equity markets again reflecting what appeared to be great confidence that 2011 will be a much better year for the economy and for stocks. Investor sentiment surveys indicated growing bullishness, and volatility indexes, which offer a look at investor fears, were at their lowest levels since April 2010. Such confidence was coming from evidence of stronger manufacturing, a stabilizing banking system and some growth in consumer spending. Of course, the nation’s persistently high unemployment levels remained a serious concern. Still, such positive investor sentiment, together with an apparent re-acceleration of growth in China, pushed commodity prices and consumer spending higher toward the end of the year. In turn, the more economically-sensitive, cyclical sectors — consumer discretionary, materials, industrials and energy — were the best performers within the Russell Index for the year. The more defensive segments of the equity market, such as health care and electric utilities, lagged. After being a top performer in the early months of the year when assumptions still were that interest rates would rise, the financials sector also lagged the Russell Index for the annual period overall. In all, the equity markets in general ended 2010 higher for a second year in a row.

The Fund generated strong absolute and relative returns during the annual period due primarily to significant allocations to most of the Russell Index best performing sectors, namely materials, industrials and energy. Stock selection within each of these sectors also added value. Within materials, positions in diversified chemicals company EI du Pont de Nemours and mining company Freeport-McMoRan Copper & Gold performed particularly well. The former benefited from a strong chemical end-market and market share gains in its agricultural-based chemicals line of business. The latter benefited from higher commodity prices, especially for copper. Within industrials, an emphasis on machinery companies, such as Caterpillar, Parker Hannifin, Deere and Eaton, and on diversified manufacturers, such as Siemens, helped most. Within energy, active management of stock holdings proved especially effective. Holdings in BP and Transocean detracted from Fund performance, as their shares declined given their connections to the Macondo well disaster in the Gulf of Mexico. However, we sold the Fund’s positions in both BP and Transocean and redeployed the proceeds into oilfield machinery and equipment company National Oilwell Varco and oilfield services giant Halliburton, both of which performed

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

XL Group PLC	3.6%

Exxon Mobil Corp.	3.4%

Bank of America Corp.	3.0%

Lorillard, Inc.	2.9%

JPMorgan Chase & Co.	2.7%

Chevron Corp.	2.3%

The Goldman Sachs Group, Inc.	2.2%

AT&T, Inc.	2.0%

Apache Corp.	1.9%

Microsoft Corp.	1.8%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

26  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Diversified Equity Income Fund

well, more than offsetting earlier losses. Elsewhere, a position in multi-line insurance company XL Group (formerly XL Capital) was a strong performer for the Fund.

Detracting somewhat from the Fund’s results was having only a modest allocation to the consumer discretionary sector, the strongest performer within the Russell Index during the annual period. Similarly, having a sizable exposure to the weaker information technology detracted. Stock selection within information technology also hurt, especially a significant position in Hewlett-Packard, which saw its share price decline upon the unexpected departure of its Chief Executive Officer and a rash of acquisition activity. We reduced the Fund’s position in Hewlett-Packard but continued to hold shares. Elsewhere, a position in consumer staples’ tobacco giant Lorillard performed poorly during the annual period.

Changes to the Fund’s portfolio
Through the annual period, we increased the Fund’s positions in the industrials, financials, energy and consumer discretionary sectors. In industrials, we established a new Fund position in Siemens early in the year. In financials, we added to the Fund’s exposure to a basket of capital markets firms, including JPMorgan Chase, Goldman Sachs and Morgan Stanley. In energy, we increased the Fund’s position in Exxon Mobil. In consumer discretionary, we either initiated or added to positions in several companies within the media and retail industries.

We correspondingly reduced the Fund’s positions in the consumer staples and information technology sectors. In consumer staples, we sold the Fund’s position in Clorox and trimmed its exposure to Wal-Mart Stores and Lorillard. In information technology, as mentioned earlier, we reduced the Fund’s exposure to Hewlett-Packard.

Our future strategy
At the end of 2010, we believed that volatility and rotation in outperformance among sectors and industries would likely continue in the U.S. equity market over the early months of 2011 given several important macro factors. Perhaps the two most dominant of these are: 1) the new balance of power in the U.S. government following the 2010 mid-term elections and 2) the debate regarding the massive liquidity being pumped into the global economy and reactions by various countries both to the debate and the liquidity itself. In our view, the ultimate outcome of these factors may well be a trend toward equalization of GDP growth rates between emerging and developed market economies as 2011 progresses. Similarly, we believe we may see a narrowing in the differential of performance between more economically-sensitive, cyclical sectors and more classically defensive market sectors.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  27

Manager Commentary (continued)  RiverSource VP – Diversified Equity Income Fund

Given this backdrop, we believe equity outperformance is likely to be less defined in the year ahead by regional and sector trends than was the case in 2010. Instead, industry and individual stock selection are anticipated to be increasingly critical to results going forward. As such, then, across all of the sectors, we intend to maintain our steadfast focus on individual stock selection. We continue to seek to take larger positions in individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher. Of course, we intend to continue carefully monitoring economic data and shifts in market conditions as we seek stock-specific opportunities to add value for our shareholders. We will continue to emphasize stocks that we believe have attractive valuations, and we intend to generally invest in equities across the market capitalizations with an expected emphasis on large-cap stocks.

Laton Spahr, CFA® Portfolio Manager	Steve Schroll Portfolio Manager	Paul Stocking Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

28  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

RiverSource VP – Diversified Equity Income Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource VP — Diversified Equity Income Fund Class 3 shares (from 1/1/01 to 12/31/10) as compared to the performance of the Russell 1000® Value Index and the Lipper Equity Income Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
	1 year	3 years	5 years	10 years
RiverSource VP — Diversified Equity Income Fund Class 3
Class 3 Cumulative value of $10,000	$11,683	$8,865	$11,468	$17,964

Average annual total return	+16.83%	-3.94%	+2.78%	+6.03%

Russell 1000® Value Index(1)
Cumulative value of $10,000	$11,551	$8,731	$10,654	$13,779

Average annual total return	+15.51%	-4.42%	+1.28%	+3.26%

Lipper Equity Income Funds Index(2)
Cumulative value of $10,000	$11,404	$9,124	$11,124	$13,259

Average annual total return	+14.04%	-3.01%	+2.15%	+2.86%

Results for other share classes can be found on page 24.

30  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Diversified Equity Income Fund

(1)	The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index’s returns include net reinvested dividends. The Fund’s performance is currently measured against this index for purposes of determining the performance incentive adjustment.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  31

Your Fund at a Glance

RiverSource VP – Dynamic Equity Fund

FUND SUMMARY

>	RiverSource VP – Dynamic Equity Fund (the Fund) Class 3 shares gained 17.37% for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its primary benchmark, the Standard & Poor’s® 500 Index (S&P 500 Index), which advanced 15.06%.

>	The Lipper Large-Cap Core Funds Index, representing the Fund’s peer group, rose 12.77% over the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

						Since
						inception
	1 year	3 years	5 years		10 years	5/3/10*
RiverSource VP – Dynamic Equity Fund
Class 1	N/A	N/A	N/A		N/A	+7.45%

Class 2	N/A	N/A	N/A		N/A	+7.33%

Class 3	+17.37%	-5.55%	-0.00%	**	-0.75%	N/A

S&P 500 Index (unmanaged)	+15.06%	-2.86%	+2.29%		+1.41%	+6.09%

Lipper Large-Cap Core Funds Index (unmanaged)	+12.77%	-3.12%	+1.91%		+0.76%	+4.92%

*	Not annualized.
**	Rounds to less than 0.01%.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

32  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

RiverSource VP – Dynamic Equity Fund

Effective May 1, 2010, Brian Condon joined Gina Mourtzinou in the day-to-day management of RiverSource VP — Dynamic Equity Fund. On July 3, 2010, Brian Condon took over sole management of the Fund.

RiverSource VP — Dynamic Equity Fund (the Fund) Class 3 shares gained 17.37% for the 12 months ended Dec. 31, 2010. The Fund outperformed its primary benchmark, the Standard & Poor’s® 500 Index (S&P 500 Index), which advanced 15.06%. The Lipper Large-Cap Core Funds Index, representing the Fund’s peer group, rose 12.77% over the same time frame.

Significant performance factors
Information technology was the strongest performing sector for the fiscal year, due almost entirely to stock selection within the sector. Having a larger weighting in Apple than the S&P 500 Index was the largest positive contributor. Apple significantly outperformed both the technology sector and the overall S&P 500 Index. Greater positions than the S&P 500 Index in Texas Instruments and International Business Machines (IBM) also contributed positively to the Fund’s results. Only partially offsetting these contributors were positions in software manufacturing behemoth Microsoft and semiconductor manufacturer Micron Technology, which detracted from the Fund’s results relative to the S&P 500 Index during the annual period. We eliminated the Fund’s position in Micron Technology by the end of the annual period.

Stock selection enabled the Fund to outperform in the financials sector, despite having an overweight in the lagging sector. Within financials, an emphasis on the insurance industry and good security selection among insurance companies, consumer finance companies and commercial banks proved effective. Notable individual contributors within financials were Citigroup and CIT Group. The Fund held larger positions than the S&P 500 Index in each of these holdings, and both outperformed the financials sector and the benchmark overall. The notable exception here was a position in diversified banking institution Bank of America, which detracted. We eliminated the Fund’s position in Bank of America by the end of the annual period.

Similarly, consumer discretionary was another strong performer for the Fund, as effective stock selection more than offset the detracting effect of having a smaller weighting than the S&P 500 Index in this strongly performing sector. The Fund had larger positions in NetFlix and Dillard’s than the S&P 500 Index. Both companies advanced sharply for the year, with particularly good performance in the fourth quarter.

SECTOR BREAKDOWN(1) (at Dec. 31, 2010)

Consumer Discretionary	11.2%

Consumer Staples	8.7%

Energy	11.0%

Financials	16.1%

Health Care	11.2%

Industrials	11.4%

Information Technology	18.5%

Materials	4.3%

Telecommunication Services	3.2%

Utilities	3.7%

Other(2)	0.7%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  33

Manager Commentary (continued)  RiverSource VP – Dynamic Equity Fund

Elsewhere, having larger positions than the S&P 500 Index in integrated oil company ConocoPhillips of the energy sector and in paper producer Domtar of the materials sector contributed strongly to the Fund’s relative results during the annual period.

Positioning in the industrials sector was the largest detractor from relative performance. Both stock selection and having a smaller weighting than the S&P 500 Index in the strongly performing sector were detrimental. Key detractors were FedEx and Raytheon, which were two of the sector’s weakest performers. We sold the Fund’s position in FedEx by the end of the annual period.

Health care was also a poor relative performer due to both stock selection and an overweight compared to the S&P 500 Index in this comparatively lagging sector. Pfizer and Johnson & Johnson detracted from relative performance in this sector. We eliminated the Fund’s position in Pfizer by the end of the annual period.

Looking at the performance of the themes within our quantitative models, the Quality sub-component performed well during a “flight to safety” spurred by the European government debt crisis as well as by doubts about the global economic recovery. Indeed, the high-quality focus embedded in our stock selection process helped stabilize results in a volatile year. The Valuation component of our model was also an effective contributor to overall performance, helping the Fund capitalize on mispricing opportunities created by market volatility. The Catalyst theme, which identifies stocks that are likely to begin or continue to move favorably relative to their peers, did not perform as well. The market changed its stock preferences frequently during the year, making it difficult for our Catalyst-related characteristics to consistently identify outperforming stocks.

Changes to the Fund’s portfolio
We began managing the Fund on May 1, 2010, using a quantitative strategy similar to that of the former portfolio managers. Our integrated stock selection models evaluate stocks based on three broad sub-components — Quality, Valuation and Catalyst (also called Momentum). These were elements of the former managers’ models as well. Quality-theme factors include profitability as well as strength and sustainability measures, such as return on assets, return on equity, receivables, reserve management and cash flow accruals. Valuation-theme factors measure profitability-at-a-reasonable-price and growth-at-a-reasonable-price and include cash flow, operating income, sales, earnings, book value and risk-adjusted return. Catalyst-theme factors include long-term and short-term momentum measures and estimate revisions.

We also use sector and industry-specific data and characteristics in our stock selection ranking process. For example, our model may rely on different characteristics and data to select energy stocks than it does to select information technology stocks.

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

Apple, Inc.	4.0%

Microsoft Corp.	3.2%

IBM Corp.	3.1%

ConocoPhillips	2.8%

Chevron Corp.	2.8%

Wal-Mart Stores, Inc.	2.2%

Texas Instruments, Inc.	2.1%

General Electric Co.	2.1%

Citigroup, Inc.	2.1%

Biogen Idec, Inc.	1.8%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

34  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Dynamic Equity Fund

Because our process focuses on ranking stocks relative to each other based on their individual characteristics, we do not try to time the market or the performance of individual sectors. In general, we keep the Fund’s sector weightings similar to those of the S&P 500 Index, rather than allowing measurable variances. As a result, most, if not all, of the Fund’s outperformance or underperformance of its benchmark should come from stock selection.

Since we began managing the Fund, we further diversified the portfolio. We reduced weightings in several stock positions that had been fairly large and eliminated a number of very small positions. We also adjusted some sector allocations to bring them more in line with S&P 500 Index sector weightings.

Our future strategy
Our strategy is based on individual quantitative stock selection. Consequently, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities will perform well or when they will perform poorly. Instead, we intend to keep the Fund fully invested at all times. Regardless of the market environment, we strive to select stocks that will outperform their industry peers.

We will work to continually enhance the quantitative models we use and will focus portfolio holdings on our three themes of Quality, Valuation and Catalyst.

Brian Condon
Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  35

The Fund’s Long-term Performance

RiverSource VP – Dynamic Equity Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource VP — Dynamic Equity Fund Class 3 shares (from 1/1/01 to 12/31/10) as compared to the performance of the S&P 500 Index and the Lipper Large-Cap Core Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
	1 year	3 years	5 years		10 years
RiverSource VP — Dynamic Equity Fund Class 3
Class 3 Cumulative value of $10,000	$11,737	$8,425		$9,998	$9,272

Average annual total return	+17.37%	-5.55%	-0.00%*		-0.75%

S&P 500 Index(1)
Cumulative value of $10,000	$11,506	$9,168		$11,199	$11,508

Average annual total return	+15.06%	-2.86%		+2.29%	+1.41%

Lipper Large-Cap Core Funds Index(2)
Cumulative value of $10,000	$11,277	$9,094		$10,995	$10,784

Average annual total return	+12.77%	-3.12%		+1.91%	+0.76%

*	Rounds to less than 0.01%.

Results for other share classes can be found on page 32.

36  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Dynamic Equity Fund

(1)	The Standard & Poor’s 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index’s returns include net reinvested dividends. The Fund’s performance is currently measured against this index for purposes of determining the performance incentive adjustment.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  37

Your Fund at a Glance

RiverSource VP – Global Bond Fund

FUND SUMMARY

>	RiverSource VP – Global Bond Fund (the Fund) Class 3 shares gained 6.58% for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its benchmark, the Barclays Capital Global Aggregate Index, which rose 5.54%.

>	The Fund underperformed its peer group, as represented by the Lipper Global Income Funds Index, which increased 8.01% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

Since
inception
	1 year	3 years	5 years	10 years	5/3/10*
RiverSource VP – Global Bond Fund
Class 1	N/A	N/A	N/A	N/A	+6.72%

Class 2	N/A	N/A	N/A	N/A	+6.54%

Class 3	+6.58%	+5.73%	+6.31%	+6.46%	N/A

Barclays Capital Global Aggregate Index (unmanaged)	+5.54%	+5.75%	+6.66%	+6.74%	+5.90%

Lipper Global Income Funds Index (unmanaged)	+8.01%	+5.62%	+6.24%	+6.44%	+5.36%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

38  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

RiverSource VP – Global Bond Fund

At Dec. 31, 2010, approximately 68% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that RiverSource VP – Global Bond Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 428, Class 1 share transactions for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, RiverSource VP – Global Bond Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 146 and 420.

RiverSource VP – Global Bond Fund (the Fund) Class 3 shares gained 6.58% for the 12 months ended Dec. 31, 2010. The Fund outperformed its benchmark, the Barclays Capital Global Aggregate Index (Barclays Global Index), which rose 5.54%, but underperformed the Lipper Global Income Funds Index, representing the Fund’s peer group, which increased 8.01% during the same period.

Significant performance factors
On an absolute basis, the Fund benefited during the annual period from a decline in government bond yields, reasonable performance in non-government bond sectors and a modest decline in the U.S. dollar. The U.S. dollar declined 1.1% on a trade-weighted basis during the annual period. As the value of the U.S. dollar decreases, the dollar value of foreign investments typically rises and vice versa. The Fund had approximately 62% of its net assets exposed to foreign currencies, on average, during the annual period, down slightly from approximately 63%, on average, in the prior 12-month period.

Relative to the Barclays Global Index, the Fund was helped most during the annual period by our active management decisions. Currency and country selection, duration positioning, and sector and issue selection all aided performance during the period. Decisions that had a particularly positive impact on performance included our allocation to several commodity-related and emerging market currencies, our allocation to below investment grade issuers (both sovereign and corporate), and issue selection within investment grade credit. Our positioning in the peripheral Eurozone countries (Italy, Spain, Portugal, Ireland, and Greece) had a modestly positive impact on

PORTFOLIO BREAKDOWN(1) at (Dec. 31, 2010)

Asset-Backed	1.4%

Commercial Mortgage-Backed	3.3%

Consumer Discretionary	1.8%

Consumer Staples	2.0%

Energy	1.1%

Financials	8.2%

Foreign Government	54.3%

Health Care	0.6%

Industrials	1.0%

Materials	1.9%

Residential Mortgage-Backed	4.1%

Telecommunication	4.6%

U.S. Government Obligations & Agencies	3.1%

Utilities	8.3%

Other(2)	4.3%

(1)	Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  39

Manager Commentary (continued)  RiverSource VP – Global Bond Fund performance. Moderate exposure to Greek bonds hurt performance, but underweight positions in the other peripheral issuers more than compensated. In contrast, our underweight positions in the Japanese yen and U.S. mortgages weighed on performance relative to the Barclays Global Index. On balance, though, the annual period offers a good representation of our investment style, which looks to add return in a diversified and balanced fashion over time.

Changes to the Fund’s portfolio
We made a number of changes to portfolio positioning during the period. Our largest position shifts took place around the April-June period, when mounting concerns over Southern Europe’s debt crisis and signs of a slowdown in the U.S. economy led to a sharp drop in government bond yields in core markets, a widening in credit spreads, and a sell-off in more cyclically sensitive currencies. We used the market turbulence as an opportunity to add risk to the Fund, which we did in several ways.

First, we cut our duration-weighted exposure to government bonds sharply and reallocated the exposure to spread sectors, especially investment grade corporate bonds, securitized assets, and below investment grade bonds (both sovereign and corporate issues). Second, we shortened portfolio duration relative to the Barclays Global Index, especially in the U.S., Japan and Europe. In hindsight, we made this shift a few months too early, but the good performance of spread sectors in the second half of the period more than compensated. Third, we increased our exposure to several cyclically sensitive currencies such as the Canadian dollar. We had increased our U.S. dollar

QUALITY BREAKDOWN(1) (at Dec. 31, 2010)

AAA rating	36.0%

AA rating	20.4%

A rating	18.5%

BBB rating	14.7%

Non-investment grade	9.3%

Non-rated	1.1%

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor’s rating is used to determine the credit quality of a security. Standard and Poor’s rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor’s doesn’t rate a security, then Moody’s rating is used. Columbia Management Investment Advisers, LLC (the Investment Manager) rates a security using an internal rating system when Moody’s doesn’t provide a rating.

TOP TEN COUNTRIES(1) (at Dec. 31, 2010)

United States	35.0%

Japan	12.7%

Germany	6.0%

France	5.0%

Netherlands	4.9%

United Kingdom	4.7%

Canada	3.7%

Italy	2.9%

Spain	2.9%

Brazil	2.4%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

40  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Global Bond Fund

exposure in the spring, when the Southern European debt crisis started to unfold, but then cut it sharply over the summer once the U.S. dollar peaked and started to trade lower.

We made an additional round of changes towards the end of the annual period, taking profits on some of the position shifts above. In particular, we cut back our overweight positions in the Canadian, Australian, and New Zealand dollars. We also trimmed our overweight position in investment grade corporate bonds and went back to an underweight position in securitized assets. Finally, we increased our exposure to the U.S. dollar, moving from an underweight to a modestly overweight position on the view that speculation of a second round of quantitative easing by the US Federal Reserve had caused the U.S. dollar to trade below levels justified by interest rate differentials. On balance, these changes left the Fund in a somewhat more defensive stance as the annual period ended.

Our future strategy
Looking forward, we expect the global economy to expand at a trend like pace of 4% in the year ahead. The global economy has become bifurcated, however, between economies experiencing normal cyclical recoveries and those seeing sub-par recoveries due to the damage left behind by financial crisis.

The first group includes economies where the events of 2007-09 were largely an external shock and where imbalances coming into the crisis were modest. Fiscal and monetary stimulus had the desired effect and growth rebounded smartly. Output gaps have largely or fully disappeared and central banks have generally started normalizing monetary policy as a result. Growth appears to be moderating to a more sustainable pace in many of these countries, but policy generally remains accommodative and we expect the normalization process to continue.

The second group includes countries where the combination of excess leverage and falling asset prices, especially real estate prices, damaged household balance sheets, banks, and government finances. Fiscal and monetary policy stimulus helped arrest the decline and spur recovery, but the transition to an environment of healthy private sector expansion has been bumpy and halting, reflecting the need for further deleveraging. Output gaps in this second group of countries remain large, keeping central banks on hold at historically low interest rates.

We expect this theme of differentiation to remain in place and will look to capitalize on it by focusing on healthier countries, currencies, and sectors. We also expect government yields to rise over time, but this process will likely remain gradual as long as the major developed country central banks remain on hold. We also expect the U.S. dollar to remain broadly weak but choppy in the year ahead, reflecting low U.S. short rates, but remain alert to the risk of temporary U.S. dollar appreciation during bouts of investor risk aversion.

A year plus into the global recovery process, however, markets remain fickle. The annual period just ended was marked by sudden and unpredictable swings in investor risk appetite, sometimes almost monthly, and it seems likely this pattern will continue until economic recovery in the largest developed countries is more firmly entrenched. As a result, we will closely monitor the market for changing conditions and adjust the Fund’s duration, country, sector, yield curve, and currency positioning in an effort to seek an attractive balance between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

Nicholos Pifer, CFA®
Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  41

The Fund’s Long-term Performance

RiverSource VP – Global Bond Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource VP — Global Bond Fund Class 3 shares (from 1/1/01 to 12/31/10) as compared to the performance of the Barclays Capital Global Aggregate Index and the Lipper Global Income Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
	1 year	3 years	5 years	10 years
RiverSource VP — Global Bond Fund Class 3
Class 3 Cumulative value of $10,000	$10,658	$11,819	$13,579	$18,696

Average annual total return	+6.58%	+5.73%	+6.31%	+6.46%

Barclays Capital Global Aggregate Index(1)
Cumulative value of $10,000	$10,554	$11,826	$13,807	$19,189

Average annual total return	+5.54%	+5.75%	+6.66%	+6.74%

Lipper Global Income Funds Index(2)
Cumulative value of $10,000	$10,801	$11,784	$13,537	$18,669

Average annual total return	+8.01%	+5.62%	+6.24%	+6.44%

Results for other share classes can be found on page 38.

42  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Global Bond Fund

(1)	The Barclays Capital Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  43

Your Fund at a Glance

RiverSource VP – Global Inflation Protected Securities Fund

FUND SUMMARY

>	RiverSource VP – Global Inflation Protected Securities Fund (the Fund) Class 3 shares gained 4.13% for the 12 months ended Dec. 31, 2010.

>	The Fund underperformed its benchmark, the Barclays Capital World Government Inflation-Linked Bond Index (fully hedged to the U.S. dollar), which advanced 5.43%.

>	The Barclays Capital U.S. Government Inflation-Linked Bond Index advanced 6.33% for the same time frame.

>	The Fund also underperformed the Blended Index (made up of 50% Barclays Capital World Government Inflation-Linked Bond Index, excluding U.S., fully hedged to the U.S. dollar, and 50% Barclays Capital U.S. Government Inflation-Linked Bond Index), which rose 5.64%.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

				Since	Since
				inception	inception
	1 year	3 years	5 years	9/13/04	5/3/10*
RiverSource VP – Global Inflation Protected Securities Fund
Class 1	N/A	N/A	N/A	N/A	+2.06%

Class 2	N/A	N/A	N/A	N/A	+1.80%

Class 3	+4.13%	+3.67%	+4.00%	+4.08%	N/A

Barclays Capital World Government Inflation-Linked Bond Index (unmanaged)	+5.43%	+4.86%	+4.74%	+5.26%	+2.98%

Barclays Capital U.S. Government Inflation-Linked Bond Index (unmanaged)	+6.33%	+4.91%	+5.34%	+5.12%	+3.58%

Blended Index (unmanaged)	+5.64%	+4.86%	+4.85%	+5.28%	+3.13%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses. It is not possible to invest directly in an index.

44  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

RiverSource VP – Global Inflation Protected Securities Fund

At Dec. 31, 2010, approximately 87% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that RiverSource VP – Global Inflation Protected Securities Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 428, Class 1 share transactions for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, RiverSource VP – Global Inflation Protected Securities Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 146 and 420.

RiverSource VP – Global Inflation Protected Securities Fund (the Fund) Class 3 shares gained 4.13% for the 12 months ended Dec. 31, 2010. The Fund underperformed its benchmark, the Barclays Capital World Government Inflation-Linked Bond Index (fully hedged to the U.S. dollar), which advanced 5.43%. The Barclays Capital U.S. Government Inflation-Linked Bond Index advanced 6.33%. The Fund also underperformed the Blended Index (made up of 50% Barclays Capital World Government Inflation-Linked Bond Index, excluding U.S., fully hedged to the U.S. dollar, and 50% Barclays Capital U.S. Government Inflation-Linked Bond Index), which rose 5.64% for the same time frame.

Significant performance factors
The Fund benefited from its significant exposure to Treasury Inflation Protected Securities (TIPS), whose interest payments are automatically adjusted to help offset inflation. Overall U.S. inflation that accrued over the annual period was 1.16% based on the Barclay’s U.S. TIPS Index. Yields on U.S. TIPS moved generally lower during the annual period, influenced by sovereign debt concerns in the eurozone, the Federal Reserve’s (the Fed) announcement of a second round of large scale asset purchase program and lower than expected growth in the U.S. economy.

Outside of the U.S., inflation protected government bonds generally achieved positive returns. Regionally, inflation protected government bonds in the markets of U.K., France, Germany, Sweden, Japan, Canada and Australia generated positive returns. Inflation protected government bonds in Italy and Greece posted negative returns.

When reviewing the performance of U.S. TIPS, it is critical to monitor the overall inflation rate used to measure the cost of living, which takes into consideration food and energy. It is the overall inflation rate to which the principal and interest on U.S. TIPS are tied. Actual U.S. inflation rose 1.5% for the 12 months ended Dec. 31, 2010 reflecting large gains in the price of gasoline, medical care and tobacco, offset by minimal gains or

COUNTRY BREAKDOWN(1) (at Dec. 31, 2010)

Australia	2.8%

Brazil	0.3%

Canada	3.2%

France	10.2%

Germany	1.4%

Greece	0.9%

Italy	7.6%

Mexico	1.2%

Sweden	1.9%

United Kingdom	21.9%

United States	48.1%

Other(2)	0.5%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  45

Manager Commentary (continued)  RiverSource VP – Global Inflation Protected Securities Fund

declines in the price of housing, apparel and recreation. That higher inflation will eventually get passed through to the assets in the Fund. To compare, overall U.S. inflation was up 2.7% in 2009, as crude oil prices surged 77.94% that year.

Relative to the Blended Index, the Fund continues to make use of tactical allocation strategies wherein we allocated a portion of the Fund’s net assets to fixed income sectors other than U.S. TIPS that we believed presented relative value opportunities. For example, the Fund benefited from its out-of-index allocation into nominal commercial mortgage-backed securities (CMBS) as this sector outperformed comparable U.S. TIPS securities. The portfolio also benefited from our allocation to non-USD currencies. With short-term interest rates in the U.S. near zero, we looked for other markets that have higher-yielding interest rates with currencies that have the potential to appreciate against the U.S. dollar. Thus, we continue to maintain our exposure to inflation protected bonds in Australia and nominal Mexican government bonds on an unhedged basis. That is, we have currency exposure to the Australian dollar and the Mexican peso. Over the annual period, we gained from our exposures to inflation protected bonds in Australia and nominal Mexican government bonds as the total return from both bonds and currencies outperformed equivalent U.S. TIPS securities.

Detracting from the Fund’s performance relative to the Blended Index during the annual period was its relative underweight in U.S. inflation protected government bonds and its positions in U.S. nominal government bonds. Early in the year, the portfolio was underweight in inflation protected bonds relative to the Blended Index as we started to see the economic growth momentum continue for the U.S. economy from the fourth quarter of 2009 to the first quarter of 2010. Starting in the spring, interest rates started to fall as the pace of economic growth slowed dramatically impacted by end of the homebuyer credit, the winding down of many fiscal stimulus programs and the onset of the eurozone sovereign credit crisis. Interest rates continued to fall after the Fed started signaling their intention for a second large scale asset purchase program for the purpose of keeping interest rates low and preventing deflation.

Some of the Fund’s country allocation decisions also detracted from its annual results. The Fund’s underweight in Japan hurt the Fund’s performance as the Bank of Japan continued to buy back their own bonds as part of their asset purchase program to support their market. Our allocation to Greece and Italian inflation protected bonds also detracted from performance as contagion fears from the sovereign credit crisis spread from the peripheral nations to the rest of the eurozone.

Changes to the Fund’s portfolio
We continue to opportunistically search for yield enhancement strategies that we expect will outperform comparable U.S. TIPS securities. Closer to the end of last year 2010, we have strategically started to add incremental exposure to investment grade credit and high quality covered bonds to pick up extra yield. By the end

QUALITY BREAKDOWN(1) (at Dec. 31, 2010)

AAA rating	88.0%

AA rating	0.0%	*

A rating	10.1%

BBB rating	0.7%

Non-investment grade	1.0%

Non-rated	0.2%

*	Rounds to less than 0.1%.
(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor’s rating is used to determine the credit quality of a security. Standard and Poor’s rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor’s doesn’t rate a security, then Moody’s rating is used. Columbia Management Investment Advisers, LLC (the Investment Manager) rates a security using an internal rating system when Moody’s doesn’t provide a rating.

46  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Global Inflation Protected Securities Fund

of the annual period, we maintained our underweight position in U.S. TIPS but more than offset the underweight position with nominal positions. As for yield curve positioning relative to the Blended Index, we remain overweight the long-end of the yield curve and underweight the short-end of the yield curve. Outside of the U.S., we have positioned the portfolio to be overweight the Blended Index with concentrations in Australia and U.K. inflation protected bonds. We remain underweight Japanese inflation protected bonds as we still do not see compelling value there when deflation in Japan continues to persist.

Our future strategy
2010 was characterized by a continued recovery in the economy and financial markets alike. However, the path was not exactly a smooth one as stubbornly high unemployment in the U.S. and sovereign debt concerns in Europe weighed heavily on investor sentiment. Despite volatility, the year ended on a positive note as investors were encouraged by accommodative monetary policy from the Fed, clarity on tax policy, and acceleration in economic data in the fourth quarter. In 2011, we expect these factors to support economic growth going forward.

But we remain concerned about the stubbornly high unemployment rate and potential higher headline inflation going forward which can cut into the purchasing power of the consumer. Meanwhile, we expect the Fed to maintain their asset purchase program at least until June 2011 but we are cognizant that they will be under greater scrutiny with the new Congress. Overseas, the eurozone crisis remains unresolved, many countries in Europe are cutting budgets, and several emerging market countries are raising rates in response to higher inflation. Therefore, we expect a variety of these factors to influence volatility going forward but also see these events as potential opportunities and will look to take advantage of them when they arise.

In this environment, we intend to maintain the Fund’s duration, or interest rate risk, longer than that of the Blended Index for the near term. We also intend to maintain the Fund’s emphasis on inflation protected securities over nominal bonds in the months ahead. We will, of course, continue to closely monitor inflation figures, real rates, security prices, economic data, global developments and Fed policy shifts and adjust the portfolio’s holdings and duration stance if necessary.

Nic Pifer, CFA®	Vishal Khanduja, CFA®	Hong Ho, CFA®
Portfolio Manager	Portfolio Manager	Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  47

The Fund’s Long-term Performance

RiverSource VP – Global Inflation Protected Securities Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource VP — Global Inflation Protected Securities Fund Class 3 (from 9/13/04 to 12/31/10) as compared to the performance of the Barclays Capital World Government Inflation-Linked Bond Index (fully hedged to the U.S. dollar), the Barclays Capital U.S. Government Inflation-Linked Bond Index, and a Blended Index consisting of 50% Barclays Capital World Government Inflation-Linked Index (excluding U.S., fully hedged to the U.S. dollar) and 50% Barclays Capital U.S. Government Inflation-Linked Bond Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
				Since
				inception
	1 year	3 years	5 years	9/13/04
RiverSource VP — Global Inflation Protected Securities Fund Class 3
Class 3 Cumulative value of $10,000	$10,413	$11,141	$12,168	$12,864

Average annual total return	+4.13%	+3.67%	+4.00%	+4.08%

Barclays Capital World Government Inflation-Linked Bond Index(1)
Cumulative value of $10,000	$10,543	$11,531	$12,607	$13,811

Average annual total return	+5.43%	+4.86%	+4.74%	+5.26%

Barclays Capital U.S. Government Inflation-Linked Bond Index(2)
Cumulative value of $10,000	$10,633	$11,547	$12,971	$13,736

Average annual total return	+6.33%	+4.91%	+5.34%	+5.12%

Blended Index(3)
Cumulative value of $10,000	$10,564	$11,529	$12,673	$13,825

Average annual total return	+5.64%	+4.86%	+4.85%	+5.28%

Results for other share classes can be found on page 44.

48  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Global Inflation Protected Securities Fund

(1)	The Barclays Capital World Government Inflation-Linked Bond Index (fully hedged to the U.S. dollar) is an unmanaged index that measures the performance of the major government inflation-linked bond markets, including the United States, the United Kingdom, Australia, Canada, Sweden, France, Italy, Japan, Germany and Greece. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Barclays Capital U.S. Government Inflation-Linked Bond Index is an unmanaged index that measures the performance of the U.S. government inflation-linked bond market. The index reflects reinvestment of all distributions and changes in market prices.
(3)	The Blended Index consists of 50% Barclays Capital World Government Inflation-Linked Index (excluding U.S., fully hedged to the U.S. dollar) and 50% Barclays Capital U.S. Government Inflation-Linked Bond Index.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  49

Your Fund at a Glance

RiverSource VP – High Yield Bond Fund

FUND SUMMARY

>	RiverSource VP – High Yield Bond Fund (the Fund) Class 3 shares gained 13.96% for the 12 months ended Dec. 31, 2010.

>	The Fund underperformed its benchmark, the unmanaged JP Morgan Global High Yield Index, which increased 15.05%.

>	The Fund also underperformed the Lipper High Current Yield Bond Funds Index, representing the Fund’s peer group, which rose 14.91% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

Since
inception
	1 year	3 years	5 years	10 years	5/3/10*
RiverSource VP – High Yield Bond Fund
Class 1	N/A	N/A	N/A	N/A	+7.98%

Class 2	N/A	N/A	N/A	N/A	+7.79%

Class 3	+13.96%	+9.47%	+8.17%	+7.73%	N/A

JP Morgan Global High Yield Index (unmanaged)	+15.05%	+10.18%	+8.93%	+9.25%	+7.40%

Lipper High Current Yield Bond Funds Index (unmanaged)	+14.91%	+6.92%	+6.58%	+6.67%	+7.36%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

50  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

RiverSource VP – High Yield Bond Fund

Effective May 26, 2010, Brian Lavin and Jennifer Ponce de Leon took over the day-to-day management of RiverSource VP – High Yield Bond Fund from Scott Schroepfer.

RiverSource VP – High Yield Bond Fund (the Fund) Class 3 shares gained 13.96% for the 12 months ended Dec. 31, 2010. The Fund underperformed its benchmark, the unmanaged JP Morgan Global High Yield Index (JP Morgan Index), which increased 15.05%. The Fund also underperformed the Lipper High Current Yield Bond Funds Index, representing the Fund’s peer group, which rose 14.91% during the same time frame.

Significant performance factors
The high yield corporate bond market finished the year 2010 with a strong December rally. For the annual period overall, the high yield corporate bond market significantly outperformed the broader fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, and U.S. Treasuries and performed roughly in line with U.S. equities. Within the high yield corporate bond market, lower quality issues outperformed, with returns of bonds rated CCC more than 40% higher than those of bonds rated B and BB, which generated similar returns as each other. Broadly, high yield corporate bond spreads (the yield differential between these securities and duration-equivalent U.S. Treasuries) tightened by 80 basis points to finish the year at 577 basis points, after trading in a range from 737 to 570 basis points for much of the year. (A basis point is 1/100th of a percentage point.)

There was tremendous interest rate and equity market volatility throughout the annual period, generated by European sovereign debt crises, an uneven U.S. economic recovery weighed on by a weak housing market and persistently high unemployment, fears of a double dip recession, and China’s efforts to contain its economic growth. In turn, for a few weeks in February 2010, the high yield corporate bond market experienced a short-lived pullback. Investor risk aversion resurfaced in late April and dominated through late June. In August, a shift back to economic concerns suppressed returns again in the high yield corporate bond market. And again in November, there was a brief correction on fears that increasing interest rates would mute further gains across markets.

Outside of these brief periods, however, and despite such volatility, the rally in the high yield corporate bond market marched on, with strong returns posted for the year primarily as a result of strong technicals and an improvement in fundamentals. On the technicals side, investor demand, via mutual fund inflows, institutional inflows and heavy cross-over activity, remained solid in the high yield bond asset class during the year. A major catalyst for demand was strong corporate earnings reports overall. Investors were also willing buyers of high yield bonds, as yield from U.S. Treasury securities and other sectors within the fixed income market was harder to find. Toward the last months of the year, market drivers included the U.S. mid-term elections that resulted in a shift toward more pro-business policy and the formal announcement by the Federal Reserve Board (the Fed) regarding a

SECTOR BREAKDOWN(1) (at Dec. 31, 2010)

Consumer Discretionary	20.2%

Consumer Staples	4.3%

Energy	10.0%

Financials	7.8%

Health Care	6.4%

Industrials	7.6%

Materials	17.6%

Telecommunication	20.4%

Utilities	4.5%

Other(2)	1.2%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  51

Manager Commentary (continued)  RiverSource VP – High Yield Bond Fund second round of quantitative easing, whereby it will purchase $600 billion of U.S. Treasuries by mid-2011 in an attempt to stimulate the economic recovery. For the annual period, net inflows to high yield bond mutual funds totaled just over $11 billion. Striking a good balance, supply, via the new issue market, increased rather steadily over the annual period, as access to capital improved meaningfully. The new issue market priced 653 issues for just over $302 billion during the year. Approximately two-thirds of new issues in 2010 were used for refinancing.

From a fundamentals perspective, default activity continued to subside. The default rate within this segment of the fixed income market declined dramatically from 10.3% for the 12-month period ended Dec. 31, 2009 to 0.79% for the 12-month period ended Dec. 31, 2010, as reported by JP Morgan. For the annual period ended Dec. 31, 2010, the default total was $7.9 billion on 21 issues.

QUALITY BREAKDOWN(1) (at Dec. 31, 2010)

BBB rating	1.5%

BB rating	30.8%

B rating	51.2%

CCC rating	15.6%

D rating	0.9%

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor’s rating is used to determine the credit quality of a security. Standard and Poor’s rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor’s doesn’t rate a security, then Moody’s rating is used. Columbia Management Investment Advisers, LLC (the Investment Manager) rates a security using an internal rating system when Moody’s doesn’t provide a rating. Ratings for 1.1% of the bond portfolio assets were determined through internal analysis.

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

CIT Group, Inc. 7.000% 2017	1.9%

Ally Financial, Inc. 8.000% 2020	1.7%

Noranda Aluminum Acquisition Corp. 5.193% 2015	1.6%

NRG Energy, Inc. 7.375% 2017	1.4%

Hexion U.S. Finance Corp./Nova Scotia ULC 8.875% 2018	1.2%

Sprint Nextel Corp. 8.375% 2017	1.1%

Shingle Springs Tribal Gaming Authority 9.375% 2015	1.0%

FireKeepers Development Authority 13.875% 2015	0.9%

ING Groep NV 5.775% 2049	0.9%

NXP BV/Funding LLC 9.750% 2018	0.9%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

52  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – High Yield Bond Fund

Against this backdrop, the Fund produced strong double-digit absolute gains. However, the Fund lagged the JP Morgan Index due primarily to industry allocation decisions. The primary reason for the Fund’s underperformance of the JP Morgan Index was its underweighted exposure to financials. Bonds issued by banks, life insurance and other financial companies comprised an increasingly greater portion of the JP Morgan Index as the year progressed. As these financial industry bonds performed quite strongly during the annual period, generating a return of more than 20%, the Fund did not fully participate in their gains. We were underweight in financials as several of the issues in the sector are hybrid securities. That is, they are not pure bonds, but rather may be converted into preferred or common stock, have their coupons deferred, feature perpetual maturity dates, or any one of several other non-traditional characteristics. We generally limit our investments in the financials sector to traditional bonds, favoring the certainty of a bond structure versus the hybrid structure.

To a lesser degree, having more significant exposures than the JP Morgan Index to the traditionally more defensive energy (especially exploration and production) and wireline telecommunications industries detracted from Fund results as well. From an individual security perspective, the only Fund holding that lost any material ground on an absolute basis was FairPoint Communications, a rural local exchange carrier that declared bankruptcy in August 2010. We have been actively reducing our position as the market value has moved in line with our view of terminal value.

On the positive side, sizable allocations to the strongly performing gaming, specialty chemicals and media industries, with a particular focus within the latter on cable TV companies, helped the Fund’s results most. So, too, did having only a modest exposure to supermarkets, which performed poorly during the annual period. Individual securities that were especially strong performers for the Fund included aluminum producer Noranda Aluminum, which benefited from the economic rebound, higher underlying aluminum prices and its supporting role in an improving industrials sector. Specialty chemicals-related companies Hexion U.S. Finance, a wholly-owned special purpose subsidiary of Hexion Specialty Chemicals, and Chemtura similarly benefited from a cyclical recovery in the economy. MGM Resorts International was another top contributor to the Fund’s returns during the annual period. The leisure and gaming company’s valuation had been quite depressed in 2009 and it rebounded nicely during the annual period along with gambling revenues overall. A holding in U.S. oil and gas exploration and production company Anadarko Petroleum also added value to the Fund’s results during the annual period. As a 25% non-operated working interest holder in the Gulf of Mexico Macondo well, Anadarko Petroleum had lost ground in the aftermath of the disaster. We had bought Anadarko Petroleum after the oil spill had begun, believing that its price movement had been overdone. Indeed, the company’s valuation subsequently rebounded strongly from the initial drop.

Changes to the Fund’s portfolio
As 2010 progressed, we became more comfortable that, with six consecutive quarters of positive growth, the broad U.S. economic recovery was not going to revert back to a double dip recession. Also, our view on the fundamentals of the high yield bond sector overall grew increasingly constructive. In turn, we gradually and opportunistically increased the Fund’s exposure to cyclical industries and decreased allocations to more traditionally defensive areas of the high yield bond market. More specifically, we maintained an underweighted exposure to financials relative to the JP Morgan Index but did increase the Fund’s allocation to financials during the year. We added to the Fund’s positions in Ally Financial (formerly GMAC), one of the world’s largest automotive financial services companies; CIT Group, a diversified financial services company; and to International Lease Finance Corporation (ILFC), which is a major lender to the airlines industry. We established a new Fund position in Netherlands bank ING Groep during the annual period.

The Fund’s exposure to general industrials and energy companies also increased relative to the JP Morgan Index during the annual period. The Fund’s allocations to health care, cable TV and wireline telecommunications decreased over the course of the annual period. For similar reasons, we increasingly favored Fund exposure to bonds rated B across a wide variety of industries over bonds rated BB. We also rotated out of select names that we

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  53

Manager Commentary (continued)  RiverSource VP – High Yield Bond Fund believed had run their course, taking profits on the gains earned during the rally in the high yield corporate bond market.

At the end of the annual period, the Fund had an overweighted allocation to bonds rated B compared to the JP Morgan Index. From an industry perspective, the Fund had sizable allocations compared to the JP Morgan Index in gaming, media (including cable TV, broadcast and outdoor), telecommunications (both wireless and wireline) and energy (especially exploration and production). The Fund had more modest exposure than the JP Morgan Index to the financials, retail, housing and information technology industries at the end of the annual period and rather neutral exposure relative to the JP Morgan Index in chemicals and health care.

Our future strategy
At the end of December 2010, we maintained a constructive view on the high yield corporate bond asset class given our expectations for moderate economic growth of 2.5% to 3.5% gross domestic product, gradual improvement in the employment market, ongoing accommodative monetary policy by the Fed, adequate levels of liquidity for corporate issuers and low default rates. Still, broader concerns are likely to remain an overhang to higher-risk assets in 2011. These include a wide range of worries stemming from persistent European sovereign debt challenges, efforts by its government to restrain economic growth in China and the possible effect of such efforts on global economic growth, and the uneven recovery evidenced by U.S. economic data. On the other hand, corporate earnings have been relatively positive and continue to support the credit markets. Earnings growth is widely anticipated to trend lower in the coming months but to still remain solid, as earnings growth ex-financials is estimated to end 2010 up 25% and to end 2011 at 13.1%. Corporate earnings are expected to be up approximately 10.5% in the first quarter of 2011 and then up about 7.8% in the second quarter of the new year. Broad management team commentary related to future business activity has been supportive but not overly bullish. This positive but muted commentary may be based on cost pressures due to rising commodity prices beginning to impact margins in certain industries — a key focus point in the outlook for profitability.

Given our view, we saw valuations within the asset class at the end of December as attractive, as spreads, or the difference in yields between high yield corporate bonds and duration-equivalent Treasuries, remained wide to their 20-year median and, we believe, already compensating for risks in the marketplace. We continue to believe that spread tightening (a narrowing of yields between high yields corporate bonds and Treasuries) will hinge on real demand driving organic revenue growth and improving corporate fundamentals. We expect such a rebound to be further supported by broad macroeconomic improvement that fuels job growth and subsequent increased consumer spending.

Importantly, the benefits of access to capital over the past two years or so had allowed for the refinancing or extension of a substantial portion of the high yield corporate bond market. We strongly believe that this bodes well for default rates to remain low over the next year or two and supportive of valuations as well. Moody’s and JP Morgan’s default rate expectations for 2011 are 2.1% and 1.0%, respectively. Although spreads were wide relative to 20-year median levels at the end of 2010, yields were only 50 basis points wide to historic tight levels. In our view, there is likely to be a resistance to lower yields as yields on the high yield corporate bond asset class approach the 7% level. With this in mind, we believe all of these factors, combined with attractive return characteristics, continue to support investment in the high yield corporate bond asset class relative to other fixed income sectors.

54  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – High Yield Bond Fund

Per our long-held investment strategy, we look to be opportunistic buyers during market pullbacks and relative value traders during market rallies. As always, our disciplined credit selection, based on strong fundamental analysis and rigorous risk management, remains our guiding principle.

Brian Lavin Portfolio Manager	Jennifer Ponce de Leon Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  55

The Fund’s Long-term Performance

RiverSource VP – High Yield Bond Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource VP — High Yield Bond Fund Class 3 shares (from 1/1/01 to 12/31/10) as compared to the performance of the JP Morgan Global High Yield Index and the Lipper High Current Yield Bond Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
	1 year	3 years	5 years	10 years
RiverSource VP — High Yield Bond Fund Class 3
Class 3 Cumulative value of $10,000	$11,396	$13,118	$14,807	$21,065

Average annual total return	+13.96%	+9.47%	+8.17%	+7.73%

JP Morgan Global High Yield Index(1)
Cumulative value of $10,000	$11,505	$13,377	$15,337	$24,226

Average annual total return	+15.05%	+10.18%	+8.93%	+9.25%

Lipper High Current Yield Bond Funds Index(2)
Cumulative value of $10,000	$11,491	$12,223	$13,753	$19,073

Average annual total return	+14.91%	+6.92%	+6.58%	+6.67%

Results for other share classes can be found on page 50.

56  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – High Yield Bond Fund

(1)	The JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  57

Your Fund at a Glance

RiverSource VP – Income Opportunities Fund

FUND SUMMARY

>	RiverSource VP – Income Opportunities Fund (the Fund) Class 3 shares gained 13.04% for the 12 months ended Dec. 31, 2010.

>	The Fund underperformed its benchmark, the unmanaged Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index, which increased 14.25%.

>	The Fund also underperformed its peer group, as represented by the Lipper High Current Yield Bond Funds Index, which rose 14.91% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

				Since	Since
				inception	inception
	1 year	3 years	5 years	6/1/04	5/3/10*
RiverSource VP – Income Opportunities Fund
Class 1	N/A	N/A	N/A	N/A	+7.68%

Class 2	N/A	N/A	N/A	N/A	+7.44%

Class 3	+13.04%	+9.33%	+7.69%	+7.91%	N/A

Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (unmanaged)	+14.25%	+8.59%	+7.62%	+7.84%	+7.64%

Lipper High Current Yield Bond Funds Index (unmanaged)	+14.91%	+6.92%	+6.58%	+7.04%	+7.36%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

58  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

RiverSource VP – Income Opportunities Fund

At Dec. 31, 2010, approximately 77% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that RiverSource VP – Income Opportunities Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 428, Class 1 share transactions for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, RiverSource VP – Income Opportunities Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 146 and 420.

RiverSource VP – Income Opportunities Fund (the Fund) Class 3 shares gained 13.04% for the 12 months ended Dec. 31, 2010. The Fund underperformed its benchmark, the unmanaged Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (Merrill Lynch Index), which increased 14.25%. The Fund also underperformed its peer group, as represented by the Lipper High Current Yield Bond Funds Index, which rose 14.91% during the same period.

Significant performance factors
The high yield bond market finished the year 2010 with a strong December rally. For the annual period overall, the high yield bond market significantly outperformed the broader fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, and U.S. Treasuries and performed roughly in line with U.S. equities. Within the high yield bond market, lower quality issues outperformed, with returns of bonds rated CCC more than 40% higher than those of bonds rated B and BB, which generated similar returns as each other. Broadly, high yield bond spreads (the yield differential between these securities and duration-equivalent U.S. Treasuries) tightened by 80 basis points to finish the year at 577 basis points, after trading in a range from 737 to 570 basis points for much of the year. (A basis point is 1/100th of a percentage point.)

There was tremendous interest rate and equity market volatility throughout the annual period, generated by European sovereign debt crises, an uneven U.S. economic recovery weighed on by a weak housing market and persistently high unemployment, fears of a double dip recession, and China’s efforts to contain its economic growth. In turn, for a few weeks in February 2010, the high yield bond market experienced a short-lived pullback. Investor risk aversion resurfaced in late April and dominated through late June. In August, a shift back to economic concerns suppressed returns again in the high yield bond market. And again in November, there was a brief correction on fears that increasing interest rates would mute further gains across markets.

Outside of these brief periods, however, and despite such volatility, the rally in the high yield bond market marched on, with strong returns posted for the year primarily as a result of strong technicals and an improvement

QUALITY BREAKDOWN OF FIXED INCOME SECURITIES(1) (at Dec. 31, 2010)

BBB rating	3.1%

BB rating	39.9%

B rating	52.1%

CCC rating	4.9%

D rating	0.0%	*

*	Rounds to less than 0.1%.
(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor’s rating is used to determine the credit quality of a security. Standard and Poor’s rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor’s doesn’t rate a security, then Moody’s rating is used. Columbia Management Investment Advisers, LLC (the Investment Manager) rates a security using an internal rating system when Moody’s doesn’t provide a rating. Ratings for 0.5% of the bond portfolio assets were determined through internal analysis.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  59

Manager Commentary (continued)  RiverSource VP – Income Opportunities Fund in fundamentals. On the technicals side, investor demand, via mutual fund inflows, institutional inflows and heavy cross-over activity, remained solid in the high yield bond asset class during the year. A major catalyst for demand was strong corporate earnings reports overall. Investors were also willing buyers of high yield bonds, as yield from U.S. Treasury securities and other sectors within the fixed income market was harder to find. Toward the last months of the year, market drivers included the U.S. mid-term elections that resulted in a shift toward more pro-business policy and the formal announcement by the Federal Reserve Board (the Fed) regarding a second round of quantitative easing, whereby it will purchase $600 billion of U.S. Treasuries by mid-2011 in an attempt to stimulate the economic recovery. For the annual period, net inflows to high yield bond mutual funds totaled just over $11 billion. Striking a good balance, supply, via the new issue market, increased rather steadily over the annual period, as access to capital improved meaningfully. The new issue market priced 653 issues for just over $302 billion during the year. Approximately two-thirds of new issues in 2010 were used for refinancing.

From a fundamentals perspective, default activity continued to subside. The default rate within this segment of the fixed income market declined dramatically from 10.3% for the 12-month period ended Dec. 31, 2009 to 0.79% for the 12-month period ended Dec. 31, 2010, as reported by JP Morgan. For the annual period ended Dec. 31, 2010, the default total was $7.9 billion on 21 issues.

Against this backdrop, the Fund produced strong double-digit absolute gains. However, the Fund lagged the Merrill Lynch Index due primarily to industry allocation decisions. The primary reason for the Fund’s underperformance of the Merrill Lynch Index was its underweighted exposure to financials. Bonds issued by banks, life insurance and other financial companies comprised an increasingly greater portion of the Merrill Lynch Index as the year progressed. As these financial industry bonds performed quite strongly during the annual period, the Fund did not fully participate in their gains. We were underweight in financials as several of the issues in the sector are hybrid securities. That is, they are not pure bonds, but rather may be converted into preferred or common stock, have their coupons deferred, feature perpetual maturity dates, or any one of several other non-traditional characteristics. We generally limit our investments in the financials sector to traditional bonds, favoring the certainty of a bond structure versus the hybrid structure.

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

CIT Group, Inc. 7.000% 2017	1.9%

Ally Financial, Inc. 8.000% 2020	1.7%

Chemtura Corp.	1.4%

NRG Energy, Inc. 7.375% 2017	1.3%

HCA, Inc. 7.250% 2020	1.2%

Midwest Generation LLC 8.560% 2016	1.2%

Hexion US Finance Corp./Nova Scotia ULC 8.875% 2018	1.1%

Sprint Nextel Corp. 8.375% 2017	1.0%

Sinclair Television Group, Inc. 9.250% 2017	0.9%

CCO Holdings LLC/Capital Corp. 8.125% 2020	0.9%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

60  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Income Opportunities Fund

To a lesser degree, having more significant exposures than the Merrill Lynch Index to the energy sector and to the more traditionally defensive health care and packaging industries detracted from Fund results as well. From an individual security perspective, the only Fund holding that lost any material ground on an absolute basis was FairPoint Communications, a rural local exchange carrier that declared bankruptcy in August 2010. At year end the Company was preparing to exit bankruptcy. We have been actively reducing our position as the market value has moved in line with our view of terminal value.

On the positive side, sizable allocations to the strongly performing gaming and wireline telecommunications industries helped the Fund’s results most. So, too, did having only modest exposure to the retail and housing industries, which performed poorly during the annual period. Individual securities that were especially strong performers for the Fund included U.S. oil and gas exploration and production company Anadarko Petroleum. As a 25% non-operated working interest holder in the Gulf of Mexico Macondo well, Anadarko Petroleum had lost ground in the aftermath of the disaster. We had bought Anadarko Petroleum after the oil spill had begun, believing that its price movement had been overdone. Indeed, the company’s valuation subsequently rebounded strongly from the initial drop. Also contributing positively to the Fund’s results during the annual period were specialty chemicals-related companies Hexion U.S. Finance, a wholly-owned special purpose subsidiary of Hexion Specialty Chemicals, and Chemtura, which each benefited from a cyclical recovery in the economy. Seminole Indian Tribe of Florida, the largest Native American gaming operator in Florida, and Southern Star Central, a natural gas pipeline company, were also among the top contributors to the Fund’s returns during the annual period.

The Fund underperformed its Lipper peer group primarily because the Fund does not buy bonds rated CCC by both Moody’s and Standard & Poor’s rating agencies. As mentioned earlier, bonds rated CCC, the riskiest issues of the high yield bond market, significantly outperformed bonds rated BB and B during the annual period.

Changes to the Fund’s portfolio
As 2010 progressed, we became more comfortable that, with six consecutive quarters of positive growth, the broad U.S. economic recovery was not going to revert back to a double dip recession. Also, our view on the fundamentals of the high yield bond sector overall grew increasingly constructive. In turn, we gradually and opportunistically increased the Fund’s exposure to cyclical industries and decreased allocations to more traditionally defensive areas of the high yield bond market. More specifically, the Fund’s exposure to financials, media and energy increased relative to the Merrill Lynch Index. The Fund’s allocations to telecommunications and health care decreased over the course of the annual period. For similar reasons, we increasingly favored Fund exposure to bonds rated B across a wide variety of industries over bonds rated BB. We also rotated out of select names that we believed had run their course, taking profits on the gains earned during the rally in the high yield bond market. In making these changes, we incrementally increased the Fund’s yield such that it was slightly greater than the Merrill Lynch Index at the end of the annual period.

At the end of the annual period, the Fund had an overweighted allocation to bonds rated B compared to the Merrill Lynch Index. From an industry perspective, the Fund had sizable allocations compared to the Merrill Lynch Index in energy (especially exploration and production), telecommunications (both wireless and wireline), gaming, and media (including cable TV, broadcast and outdoor). The Fund had more modest exposure than the Merrill Lynch Index to the information technology, retail, financials and housing industries at the end of the annual period.

Our future strategy
At the end of December 2010, we maintained a constructive view on the high yield bond asset class given our expectations for moderate economic growth of 2.5% to 3.5% gross domestic product, gradual improvement in the employment market, ongoing accommodative monetary policy by the Fed, adequate levels of liquidity for corporate issuers and low default rates. Still, broader concerns are likely to remain an overhang to higher-risk assets in 2011. These include a wide range of worries stemming from persistent European sovereign debt challenges, efforts by its government to restrain economic growth in China and the possible effect of such efforts on global economic growth, and the uneven recovery evidenced by U.S. economic data. On the other hand,

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  61

Manager Commentary (continued)  RiverSource VP – Income Opportunities Fund corporate earnings have been relatively positive and continue to support the credit markets. Earnings growth is widely anticipated to trend lower in the coming months but to still remain solid, as earnings growth ex-financials is estimated to end 2010 up 25% and to end 2011 at 13.1%. Corporate earnings are expected to be up approximately 10.5% in the first quarter of 2011 and then up about 7.8% in the second quarter of the new year. Broad management team commentary related to future business activity has been supportive but not overly bullish. This positive but muted commentary may be based on cost pressures due to rising commodity prices beginning to impact margins in certain industries — a key focus point in the outlook for profitability.

Given our view, we saw valuations within the asset class at the end of December as attractive, as spreads, or the difference in yields between high yield bonds and duration-equivalent Treasuries, remained wide to their 20-year median and, we believe, already compensating for risks in the marketplace. We continue to believe that spread tightening (a narrowing of yields between high yields bonds and Treasuries) will hinge on real demand driving organic revenue growth and improving corporate fundamentals. We expect such a rebound to be further supported by broad macroeconomic improvement that fuels job growth and subsequent increased consumer spending.

Importantly, the benefits of access to capital over the past two years or so had allowed for the refinancing or extension of a substantial portion of the high yield bond market. We strongly believe that this bodes well for default rates to remain low over the next year or two and supportive of valuations as well. Moody’s and JP Morgan’s default rate expectations for 2011 are 2.1% and 1.0%, respectively. Although spreads were wide relative to 20-year median levels at the end of 2010, yields were only 50 basis points wide to historic tight levels. In our view, there is likely to be a resistance to lower yields as yields on the high yield bond asset class approach the 7% level. With this in mind, we believe all of these factors, combined with attractive return characteristics, continue to support investment in the high yield bond asset class relative to other fixed income sectors.

Per our long-held investment strategy, we look to be opportunistic buyers during market pullbacks and relative value traders during market rallies. As always, our disciplined credit selection, based on strong fundamental analysis and rigorous risk management, remains our guiding principle.

Brian Lavin Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

62  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

RiverSource VP – Income Opportunities Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource VP — Income Opportunities Fund Class 3 shares (from 6/1/04 to 12/31/10) as compared to the performance of the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index and the Lipper High Current Yield Bond Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
				Since
				inception
	1 year	3 years	5 years	6/1/04
RiverSource VP — Income Opportunities Fund Class 3
Class 3 Cumulative value of $10,000	$11,304	$13,069	$14,485	$16,505

Average annual total return	+13.04%	+9.33%	+7.69%	+7.91%

Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index(1)
Cumulative value of $10,000	$11,425	$12,804	$14,436	$16,436

Average annual total return	+14.25%	+8.59%	+7.62%	+7.84%

Lipper High Current Yield Bond Funds Index(2)
Cumulative value of $10,000	$11,491	$12,223	$13,753	$15,643

Average annual total return	+14.91%	+6.92%	+6.58%	+7.04%

Results for other share classes can be found on page 58.

64  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Income Opportunities Fund

(1)	The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  65

Your Fund at a Glance

RiverSource VP – Mid Cap Growth Fund

FUND SUMMARY

>	RiverSource VP – Mid Cap Growth Fund (the Fund) Class 3 shares rose 26.28% for the fiscal year ended Dec. 31, 2010.

>	The Fund slightly underperformed its benchmark, the Russell Midcap® Growth Index, which increased 26.38% for the same time period.

>	The Fund outperformed its peer group represented by the Lipper Mid-Cap Growth Funds Index, which returned 25.66% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

				Since	Since
				inception	inception
	1 year	3 years	5 years	5/1/01	5/3/10*
RiverSource VP – Mid Cap Growth Fund
Class 1	N/A	N/A	N/A	N/A	+9.40%

Class 2	N/A	N/A	N/A	N/A	+9.25%

Class 3	+26.28%	+4.41%	+5.28%	+5.15%	N/A

Russell Midcap® Growth Index (unmanaged)	+26.38%	+0.97%	+4.88%	+4.52%	+12.29%

Lipper Mid-Cap Growth Funds Index (unmanaged)	+25.66%	+0.11%	+6.22%	+4.01%	+11.67%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

66  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

RiverSource VP – Mid Cap Growth Fund
RiverSource VP – Mid Cap Growth Fund (the Fund) Class 3 shares advanced 26.28% for the fiscal year ended Dec. 31, 2010, slightly underperforming its benchmark, the Russell Midcap® Growth Index (Russell Index), which advanced 26.38% for the period. The Fund outperformed its peer group represented by the Lipper Mid-Cap Growth Funds Index, which advanced 25.66% for the same time frame.

Significant performance factors
We expected this past fiscal year to be a strong period for equities, particularly mid-cap stocks, and overall that has been the case. During the period, we structured the Fund to capitalize on a rising equity market, with more aggressive positioning than the Russell Index.

Building on its strong 2009 performance, the Fund outperformed its benchmark through the first three months of the 2010 fiscal year as the market advanced. When the equity markets corrected in the middle of the year (April to August), the Fund’s more aggressive positioning caused it to underperform the Russell Index. Then, as the market rebounded during the final months of the fiscal year, the Fund again performed very well on a relative basis. In short, the Fund delivered very strong absolute performance and nearly matched its benchmark despite some underperformance during the market correction.

Given the Fund’s sharp gain for the year, there are many positives to report. The Fund’s best performance came from the financials sector, primarily due to stock selection. At the start of the year, many medium-size financial companies were trading below their book value and some positive catalysts seemed likely, including federal initiatives and a greater spread between short- and long-term interest rates. The Fund’s initial allocation to financials was a bit larger than that of the Russell Index, a benefit during the first quarter of 2010 when financial stocks generally performed well. We subsequently reduced the financials weighting, which was tactically advantageous because the stocks underperformed later in the year.

Stock selection in the information technology sector also had a notable positive effect on results. TIBCO Software was a significant contributor for the fiscal year. TIBCO’s new chief financial officer has better cost discipline and margin focus than prior management so acceleration in the company’s end markets significantly boosted bottom line profits and the stock broke out of a long-term trading range. Following the strong performance, we reduced the Fund’s holdings substantially.

In the energy sector, where stock selection also added to relative performance, Smith International was a key contributor. We anticipated merger and acquisition activity targeting the mid-cap sector. Large companies have

SECTOR BREAKDOWN(1) (at Dec. 31, 2010)

Consumer Discretionary	13.9%

Consumer Staples	1.5%

Energy	10.7%

Financials	7.3%

Health Care	11.3%

Industrials	12.5%

Information Technology	31.6%

Materials	7.4%

Telecommunication Services	0.8%

Other(2)	3.0%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  67

Manager Commentary (continued)  RiverSource VP – Mid Cap Growth Fund substantial cash on their balance sheets and are seeking ways to put that money to work. Smith International was acquired by Schlumberger in August 2010. From an allocation perspective, the Fund’s overweight in energy relative to the Russell Index slightly reduced the favorable effect of stock selection.

Stock selection in the industrials and consumer discretionary sectors detracted from return relative to the Russell Index. These were the two strongest index sectors and the Fund had smaller weightings than the Russell Index. Within industrials, the Fund’s shipping holdings had a negative impact. One of the largest positions and a significant detractor for the fiscal year was DryShips, a company that does dry bulk shipping and builds deep water drilling ships. As the Gulf of Mexico spill caused a step back from deep water drilling, investors became concerned DryShips wouldn’t get needed financing for four ships. We maintained the Fund’s holdings because we see a long-term need for deep sea drilling. DryShips ultimately got its financing and signed contracts for those ships, causing stock performance to improve.

Avoidance of the strongest group within the consumer discretionary sector — automotive retailers — hampered the Fund’s performance in that sector. Additionally, Office Depot detracted. We thought the improving economy would spur greater spending on office supplies, but that hasn’t happened yet. We reduced the Fund’s position in the company during the year.

There were individual contributors within the consumer discretionary group. Restaurant reservation service OpenTable and satellite radio service Sirius XM Radio were leading contributors. OpenTable’s business model is attractive: restaurants buy its reservation system and for every guest who books through the website and sits at the restaurant, OpenTable earns $1. The company has a 70% market share in San Francisco, its original market. With just 20-25% market share in the rest of country, there is ample room for further growth. We reduced the position during the year due to its very strong stock performance. We held Sirius XM Radio to capitalize on our belief that auto sales would start to recover in 2010. A large percentage of new cars are sold with a trial of Sirius and the conversion rate from trial to subscribership is very high.

Changes to the Fund’s portfolio
The most notable change to the portfolio was a decrease in the health care weighting. We are concerned about cost pressures and earnings potential in the sector due to health care regulatory changes. In our view, valuations aren’t cheap enough, given that we don’t see much growth from health care companies over the next few years. We are waiting to see an earnings bottom before moving back into the sector.

Information technology is the Fund’s largest sector position. The portfolio’s information technology weighting didn’t change much over the course of the year and remains larger than that of the Russell Index. Information

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

PMC — Sierra, Inc.	4.2%

Ciena Corp.	3.2%

DryShips, Inc.	2.7%

Delta Air Lines, Inc.	1.8%

Brocade Communications Systems, Inc.	1.5%

Infinera Corp.	1.4%

Haemonetics Corp.	1.3%

First Solar, Inc.	1.2%

Formfactor, Inc.	1.2%

TIBCO Software, Inc.	1.2%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

68  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Mid Cap Growth Fund

technology is a key secular theme within the portfolio. We believe companies in the sector will benefit from a need for increased network and internet speed due to video, voice and data transmissions. Furthermore, larger technology companies are looking to acquire mid-cap companies to reignite their businesses, creating upward pressure on mid-cap stock prices.

Time horizon diversification is a key aspect of the Fund’s investment strategy. We believe choosing stocks that can perform well over different time frames provides a greater chance of strong performance in different market environments. We view the portfolio in terms of three “buckets” — secular themes, cyclical themes and short-term opportunistic holdings.

In the secular “bucket”, we have focused on three main themes:

•	increased video/voice/data transmissions which we mentioned above

•	increased demand for alternative, renewable energy

•	the rebuilding of U.S. utility infrastructure

In the cyclical “bucket” we hold stocks poised to benefit from a growing economy. Though we don’t think growth will be barn-busting, companies have remained lean through the downturn, so even a small amount of economic growth should lead to tremendous earnings results. Also, eventual improvement in unemployment should further support continued, moderate economic growth.

Our most notable tactical strategy is a higher cash position. Given recent market gains and the sizable cash flow into equities, we think a market correction is possible. If there is a meaningful correction, we would probably put the cash back to work quickly because our overall outlook for equities remains favorable. Also within the tactical “bucket”, we are paying close attention to initial public offerings (IPOs) that we believe have the potential to appreciate rapidly. We participate in IPOs when we identify appropriate opportunities.

Our future strategy
Currently, we believe equities have the potential to outperform other asset classes through 2011 and we anticipate moderate but steady economic growth. If the economy continues to grow, we believe we could see inflation emerge as an issue toward the end of 2011, especially given the vast amount of monetary and fiscal stimulus that governments have in place.

We presently believe selected equity market sectors, such as basic materials, could perform well in an inflationary environment. Therefore, we are keeping a watchful eye on economic activity and possible inflation and will adjust the portfolio to capitalize on new opportunities as they arise.

John Schonberg, CFA Portfolio Manager	Sam Murphy Associate Portfolio Manager	Mike Marzolf Associate Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  69

The Fund’s Long-term Performance

RiverSource VP – Mid Cap Growth Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource VP — Mid Cap Growth Fund Class 3 shares (from 5/1/01 to 12/31/10) as compared to the performance of the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
				Since
				inception
	1 year	3 years	5 years	5/1/01
RiverSource VP — Mid-Cap Growth Fund Class 3
Class 3 Cumulative value of $10,000	$12,628	$11,381	$12,935	$16,254

Average annual total return	+26.28%	+4.41%	+5.28%	+5.15%

Russell Midcap® Growth Index(1)
Cumulative value of $10,000	$12,638	$10,294	$12,692	$15,337

Average annual total return	+26.38%	+0.97%	+4.88%	+4.52%

Lipper Mid-Cap Growth Funds Index(2)
Cumulative value of $10,000	$12,566	$10,032	$13,522	$14,618

Average annual total return	+25.66%	+0.11%	+6.22%	+4.01%

Results for other share classes can be found on page 66.

70  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Mid Cap Growth Fund

(1)	The Russell Midcap Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000® Growth Index. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index’s returns include net reinvested dividends. The Fund’s performance is currently measured against this index for purposes of determining the performance incentive adjustment.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  71

Your Fund at a Glance

RiverSource VP – Mid Cap Value Fund

FUND SUMMARY

>	RiverSource VP – Mid Cap Value Fund (the Fund) Class 3 shares advanced 22.51% for the 12 months ended Dec. 31, 2010.

>	The Fund underperformed its benchmark, the Russell Midcap® Value Index, which increased 24.75% for the period.

>	The Fund outperformed the Lipper Mid-Cap Value Funds Index, representing its peer group, which rose 21.64% over the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

				Since	Since
				inception	inception
	1 year	3 years	5 years	5/2/05	5/3/10*
RiverSource VP – Mid Cap Value Fund
Class 1	N/A	N/A	N/A	N/A	+10.48%

Class 2	N/A	N/A	N/A	N/A	+10.38%

Class 3	+22.51%	-1.77%	+3.82%	+6.46%	N/A

Russell Midcap® Value Index (unmanaged)	+24.75%	+1.01%	+4.08%	+6.02%	+7.16%

Lipper Mid-Cap Value Funds Index (unmanaged)	+21.64%	+0.82%	+4.19%	+5.99%	+7.02%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

72  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

RiverSource VP – Mid Cap Value Fund

At Dec. 31, 2010, approximately 84% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that RiverSource VP – Mid Cap Value Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 429, Class 1 share transactions for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, RiverSource VP – Mid Cap Value Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 146 and 420.

RiverSource VP – Mid Cap Value Fund (the Fund) Class 3 shares advanced 22.51% for the 12 months ended Dec. 31, 2010. The Fund underperformed its benchmark, the Russell Midcap® Value Index (Russell Index), which increased 24.75% for the period. The Fund outperformed the Lipper Mid-Cap Value Funds Index, representing its peer group, which rose 21.64% over the same time frame.

Significant performance factors
The U.S. equity markets generated solid double-digit gains for 2010, but such strong performance masks what was rather high volatility and significant fluctuation in investor sentiment during the year. In the early months of 2010, the U.S. equity markets advanced rather robustly, supported primarily by improving news around the economic recovery and strong corporate earnings overall. Then, in late April/early May, investors became somewhat skeptical of the sustainability of the recovery, and concerns regarding macroeconomic conditions heightened. Unemployment levels appeared to stabilize but remained persistently high. Existing and new home sales dropped following the expiration of the government home-buyer tax credit on April 30, 2010. Further, worries about the sovereign debt crises in Greece and peripheral Europe, fears of government policy tightening in China that might start to cool economic growth there, and announcements regarding U.S. financial regulation reform combined to renew concerns about global economic growth. In turn, the shift in investor sentiment led to weakness in the U.S. equity markets through the end of June. Most of the major U.S. equity indices subsequently enjoyed their best gains in a year during July due in large part to markets globally stabilizing. Then, in August, fears of a double-dip recession dominated and jobs data indicated there may be some waning momentum in the U.S. labor market. The U.S. equity market declined. By the end of the summer, there was increasing realization that the Federal Reserve Board

SECTOR BREAKDOWN(1) (at Dec. 31, 2010)

Consumer Discretionary	12.6%

Consumer Staples	3.0%

Energy	11.1%

Financials	18.4%

Health Care	10.3%

Industrials	17.1%

Information Technology	7.9%

Materials	9.0%

Telecommunication Services	2.3%

Utilities	5.6%

Other(2)	2.7%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  73

Manager Commentary (continued)  RiverSource VP – Mid Cap Value Fund would take action via further quantitative easing measures. This, together with data indicating a re-acceleration of the U.S. economy and a soft landing for the Chinese economy at a rather high level of Gross Domestic Product (GDP) growth, quelled concerns about global demand. Numerous industry conferences reporting corporate profitability in line with or better than consensus estimates helped drive a September/October rally as well.

Despite decent U.S. economic news, the U.S. equity market ended November lower based on some profit-taking following the strong September/October rally as well as on continuing worries about debt problems in Europe, renewed concerns about the potential for slower growth but higher commodity-based inflation in China and possible compromises regarding the extension of Bush tax cuts. However, losses were slight and December proved to be a strong month for the equity markets again reflecting what appeared to be great confidence that 2011 will be a much better year for the economy and for stocks. Investor sentiment surveys indicated growing bullishness, and volatility indexes, which offer a look at investor fears, were at their lowest levels since April 2010. Such confidence was coming from evidence of stronger manufacturing, a stabilizing banking system and some growth in consumer spending. Of course, the nation’s persistently high unemployment levels remained a serious concern. Still, such positive investor sentiment together with an apparent re-acceleration of growth in China pushed commodity prices and consumer spending higher toward the end of the year. In all, the equity markets in general ended 2010 higher for a second year in a row.

While there was notable rotation among sector performance during the annual period, all sectors of the Russell Index generated gains for the year as a whole. Without a clear trend regarding defensive vs. economically-sensitive sectors, the best performers relative to the Russell Index during the annual period were telecommunication services, energy and consumer discretionary. The weakest performers were utilities, information technology and health care.

The Fund generated strong absolute returns but lagged the Russell Index during the annual period due to a combination of sector allocation, industry allocation and stock selection decisions. Detracting most from the Fund’s relative results was its industry positioning within financials. The Fund had only modest exposure to banks and to real estate investment trusts (REITs), which were the two best performing segments within the financials sector during the annual period. The Fund also had a more significant allocation to the insurance industry, which lagged. A position in reinsurance company Everest Re Group particularly disappointed.

Having a sizable allocation to information technology, the second worst performing sector within the Russell Index during the annual period, detracted from the Fund’s results as did stock selection within the sector. In particular, holdings in switching solutions provider Brocade Communications Systems, software developer Adobe Systems and semiconductor company LSI underperformed within the sector. Conversely, having only a modest exposure to

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

XL Group PLC	3.2%

Lorillard, Inc.	3.1%

CIT Group, Inc.	2.2%

LSI Corp.	2.0%

Agilent Technologies, Inc.	2.0%

Cooper Industries PLC	1.9%

Newfield Exploration Co.	1.8%

Mylan, Inc.	1.8%

Life Technologies Corp.	1.7%

Macy’s, Inc.	1.6%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

74  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Mid Cap Value Fund

consumer discretionary, which was among the strongest performing sectors within the Russell Index during the annual period, hurt. So, too, did industry positioning within the consumer discretionary sector. For example, the Fund had only modest allocations to the media and auto parts industries, which performed particularly well. That said, a position in Goodyear Tire detracted, as it lagged the Russell Index for the year. Also, building a position in a basket of for-profit education companies during the fourth quarter of 2010 proved premature even though we established such holdings at attractive valuations following a period of underperformance by the industry. In our view, prospects for the for-profit education industry in 2011 remained attractive at the end of the year. Elsewhere, a position in consumer staples’ tobacco giant Lorillard performed poorly during the annual period.

On the positive side, significant allocations to industrials and materials, each of which outpaced the Russell Index during the annual period, boosted the Fund’s results as did effective stock selection within each of these sectors. Within industrials, machinery company Eaton, diversified manufacturer Cooper Industries and engineering and construction company Chicago Bridge & Iron were especially strong performers for the Fund. Within materials, chemicals companies Huntsman and Lubrizol and metals and mining company Freeport-McMoRan Copper & Gold were outstanding performers. In energy, strong stock selection more than offset the detracting impact of sector allocation. Positions in energy services companies McDermott International and Smith International and exploration and production company Newfield Exploration each added notable value. (Smith International merged with Schlumberger effective late August 2010.) Also contributing positively to the Fund’s results was having only a modest allocation to utilities, which though it generated gains, was the weakest performing sector within the Russell Index during the annual period.

Changes to the Fund’s portfolio
Through the annual period, we increased the Fund’s positions in the consumer discretionary, health care and materials sectors. In consumer discretionary, we established a new Fund position in diversified media conglomerate Liberty Media, re-initiated a position in retailer Nordstrom, added to the Fund’s position in retailer Macy’s, and, as mentioned earlier, began to build a position in a basket of for-profit education companies. In health care, we established new Fund positions in health insurance company CIGNA, medical instruments manufacturer Boston Scientific and pharmaceutical company Watson Pharmaceuticals. We added to the Fund’s holding in biotechnology company Life Technologies. In materials, we initiated Fund positions in diversified chemicals company Huntsman, paper producer Domtar, building and construction products manufacturer Louisiana-Pacific and mining company Cliffs Natural Resources.

We correspondingly reduced the Fund’s positions in the utilities, telecommunication services, industrials and energy sectors. In utilities, we trimmed the Fund’s positions in gas distribution companies Sempra Energy and Questar and in integrated electric companies Pepco Holdings and Allegheny Energy. In telecommunication services, we reduced the Fund’s exposure to integrated telephone companies Qwest Communications International and CenturyLink. In industrials, we trimmed the Fund’s holdings in diversified manufacturers Cooper Industries and Ingersoll-Rand and machinery company Eaton. We also eliminated the Fund’s positions in wholesale supply distributor WW Grainger and rail transportation company CSX. In energy, we sold the Fund’s position in oilfield services firm Smith International and trimmed its holdings in pipeline company Enbridge and exploration and production companies Ultra Petroleum and Pioneer Natural Resources.

Our future strategy
At the end of 2010, we believed that volatility and rotation in outperformance among sectors and industries would likely continue in the U.S. equity market over the early months of 2011 given several important macro factors. Perhaps the two most dominant of these are: 1) the new balance of power in the U.S. government following the 2010 mid-term elections and 2) the debate regarding the massive liquidity being pumped into the global economy and reactions by various countries both to both the debate and the liquidity itself. In our view, the ultimate outcome of these factors may well be a trend toward equalization of GDP growth rates between emerging and developed market economies as 2011 progresses. Similarly, we believe we may see a narrowing in the differential

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  75

Manager Commentary (continued)  RiverSource VP – Mid Cap Value Fund of performance between more economically-sensitive, cyclical sectors and more classically defensive market sectors.

Given this backdrop, we believe equity outperformance is likely to be less defined in the year ahead by regional and sector trends than was the case in 2010. Instead, industry and individual stock selection are anticipated to be increasingly critical to results going forward. As such, then, across all of the sectors, we intend to maintain our steadfast focus on individual stock selection. We continue to seek to take larger positions in individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher. Of course, we intend to continue carefully monitoring economic data and shifts in market conditions as we seek stock-specific opportunities to add value for our shareholders. We will continue to emphasize stocks that we believe have attractive valuations, with a focus on mid-sized company stocks.

Laton Spahr, CFA® Portfolio Manager	Steve Schroll Portfolio Manager	Paul Stocking Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

76  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

RiverSource VP – Mid Cap Value Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource VP — Mid Cap Value Fund Class 3 shares (from 5/2/05 to 12/31/10) as compared to the performance of the Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
				Since
				inception
	1 year	3 years	5 years	5/2/05
RiverSource VP — Mid Cap Value Fund Class 3
Class 3 Cumulative value of $10,000	$12,251	$9,478	$12,062	$14,257

Average annual total return	+22.51%	-1.77%	+3.82%	+6.46%

Russell Midcap® Value Index(1)
Cumulative value of $10,000	$12,475	$10,306	$12,213	$13,928

Average annual total return	+24.75%	+1.01%	+4.08%	+6.02%

Lipper Mid-Cap Value Funds Index(2)
Cumulative value of $10,000	$12,164	$10,248	$12,281	$13,899

Average annual total return	+21.64%	+0.82%	+4.19%	+5.99%

Results for other share classes can be found on page 72.

78  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Mid Cap Value Fund

(1)	The Russell Midcap Value Index, an unmanaged index, measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index’s returns include net reinvested dividends. The Fund’s performance is currently measured against this index for purposes of determining the performance incentive adjustment.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  79

Your Fund at a Glance

RiverSource VP – S&P 500 Index Fund

FUND SUMMARY

>	RiverSource VP – S&P 500 Index Fund (the Fund) Class 3 shares gained 14.71% for the 12 months ended Dec. 31, 2010.

>	The Fund closely tracked the 15.06% increase of the Fund’s benchmark, the unmanaged Standard & Poor’s 500 Index (S&P 500 Index).

>	The Lipper S&P 500 Objective Funds Index, representing the Fund’s peer group, rose 14.70% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

	1 year	3 years	5 years	10 years
RiverSource VP – S&P 500 Index Fund Class 3	+14.71%	-3.13%	+1.93%	+0.97%

S&P 500 Index (unmanaged)	+15.06%	-2.86%	+2.29%	+1.41%

Lipper S&P 500 Objective Funds Index (unmanaged)	+14.70%	-3.04%	+2.08%	+1.16%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

80  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

RiverSource VP – S&P 500 Index Fund

Effective May 1, 2010, Alfred F. Alley III took over the day-to-day management of RiverSource VP – S&P 500 Index Fund from Dimitris Bertsimas and Georgios Vetoulis.

RiverSource VP – S&P 500 Index Fund (the Fund) Class 3 shares gained 14.71% for the 12 months ended Dec. 31, 2010, closely tracking the 15.06% increase of the Fund’s benchmark, the unmanaged Standard & Poor’s 500 Index (S&P 500 Index or the Index). The Lipper S&P 500 Objective Funds Index, representing the Fund’s peer group, rose 14.70% during the same time frame.

Mutual funds, unlike unmanaged indices, incur operating expenses. The Fund had a net expenses ratio of 0.53% for the reporting period.

Significant performance factors
The U.S. equity markets generated solid double-digit gains for 2010, but such strong performance masks what was rather high volatility and significant fluctuation in investor sentiment during the year. In the early months of 2010, the U.S. equity markets advanced rather robustly, supported primarily by improving news around the economic recovery and strong corporate earnings overall. Then, in late April/early May, investors became somewhat skeptical of the sustainability of the recovery, and concerns regarding macroeconomic conditions heightened. Unemployment levels stabilized but remained persistently high. Existing and new home sales dropped following the expiration of the government home-buyer tax credit on April 30, 2010. Further, worries about the sovereign debt crises in Greece and peripheral Europe, fears of government policy tightening in China that might start to cool economic growth there, and announcements regarding U.S. financial regulation reform combined to renew concerns about global economic growth. In turn, the shift in investor sentiment led to weakness in the U.S. equity markets through the end of June. Most of the major U.S. equity indices subsequently enjoyed their best gains in a year during July due in large part to markets globally stabilizing. Then, in August, fears of a double-dip recession dominated and jobs data indicated there may be some waning momentum in the U.S. labor market. The U.S. equity market declined. By the end of the summer, there was increasing realization that the Federal Reserve Board would take action via further quantitative easing measures. This, together with data indicating a re-acceleration of the U.S. economy and a soft landing for the Chinese economy at a rather high level of Gross Domestic Product (GDP) growth, quelled concerns about global demand. Numerous industry conferences reporting corporate profitability in line with or better than consensus estimates helped drive a September/October rally as well.

SECTOR BREAKDOWN(1) (at Dec. 31, 2010)

Consumer Discretionary	10.5%

Consumer Staples	10.5%

Energy	11.9%

Financials	15.9%

Health Care	10.8%

Industrials	10.8%

Information Technology	18.4%

Materials	3.7%

Telecommunication Services	3.1%

Utilities	3.3%

Other(2)	1.1%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  81

Manager Commentary (continued)  RiverSource VP – S&P 500 Index Fund

Despite decent U.S. economic news, the U.S. equity market ended November lower based on some profit-taking following the strong September/October rally as well as on continuing worries about debt problems in Europe, renewed concerns about the potential for slower growth but higher commodity-based inflation in China, and possible compromises regarding the extension of Bush tax cuts. However, losses were slight and December proved to be a strong month for the equity markets again, reflecting what appeared to be great confidence that 2011 will be a much better year for the economy and for stocks. Investor sentiment surveys indicated growing bullishness, and volatility indexes, which offer a look at investor fears, were at their lowest levels since April 2010. Such confidence was coming from evidence of stronger manufacturing, a stabilizing banking system and some growth in consumer spending. Of course, the nation’s persistently high unemployment levels remained a serious concern. Still, such positive investor sentiment together with an apparent re-acceleration of growth in China pushed commodity prices and consumer spending higher toward the end of the year. In all, the equity markets in general ended 2010 higher for a second year in a row.

All ten sectors of the S&P 500 Index advanced during the 12 months ended Dec. 31, 2010, with eight of the ten generating double-digit gains. While there was notable rotation among sector performance during the annual period, broadly speaking, economically-sensitive cyclical sectors within the S&P 500 Index performed best for the annual period as a whole. The more defensive sectors of the equity market lagged most. In terms of total return, consumer discretionary, industrials and materials were the best relative performers. On the basis of impact, which takes weightings and total returns into account, consumer discretionary, industrials and energy were the biggest contributors to the Index’s return. The top performing industries for the annual period were automobiles, machinery, real estate management and development, trading companies and distributors, and electrical equipment.

Conversely, health care and utilities were the weakest sectors from a total return perspective, though each still generated gains. Information technology, which is not a traditionally defensive sector, also lagged. On the basis of impact, which takes weightings and total returns into account, utilities, health care and telecommunication services were the greatest detracts from performance. The worst performing industries for the annual period were diversified consumer services, independent power producers, and construction materials, each of which experienced a double-digit decline. Thrifts and mortgage finance and building products also posted negative returns.

Top individual contributors within the S&P 500 Index included information technology giant Apple, industrial conglomerate General Electric, diversified financial services company Citigroup, and major oil companies Exxon Mobil and Chevron. The top detractors, all of which lost ground during the annual period, included information technology companies Microsoft, Hewlett-Packard and Cisco Systems, diversified financial services company Bank of America and medical instruments developer Medtronic.

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

Exxon Mobil Corp.	3.2%

Apple, Inc.	2.6%

Microsoft Corp.	1.8%

General Electric Co.	1.7%

Chevron Corp.	1.6%

IBM Corp.	1.6%

The Procter & Gamble Co.	1.6%

AT&T, Inc.	1.5%

Johnson & Johnson	1.5%

JPMorgan Chase & Co.	1.5%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

82  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – S&P 500 Index Fund

As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.

Changes to the Fund’s portfolio
Because the Fund strives to stay fully invested in the stocks that make up the S&P 500 Index and to replicate the performance of the Index, we align the Fund’s portfolio with the rebalancings undertaken by Standard & Poor’s on a quarterly basis. We also add stocks to and delete stocks from the portfolio to mirror those changes to the Index. Deletions typically result from mergers and acquisitions or financial reversals. Stocks added to the Index often have increased their capitalization beyond that of the S&P MidCap 400 Index, an unmanaged benchmark of medium-sized company stocks.

During the annual period, there were 16 additions and 16 deletions to the Index and the Fund’s portfolio. Among those stocks added to the Index and Fund during the annual period were broadcast companies Cablevision Systems and Discovery Communications; energy-related companies Helmerich & Payne, Newfield Exploration, Oneok, NRG Energy and QEP Resources; financials companies ACE and Berkshire Hathaway; retailers CarMax, NetFlix and Urban Outfitters; and diversified manufacturers Ingersoll-Rand and Tyco International.

Deletions included energy companies Smith International, BJ Services and XTO Energy; health care companies Millipore, IMS Health and King Pharmaceuticals; consumer discretionary companies Eastman Kodak, The New York Times, Office Depot and Stanley Black & Decker; information technology companies Affiliated Computer Services and Sun Microsystems; consumer staples company Pepsi Bottling Group; and rail transportation company Burlington Northern Santa Fe.

Information technology maintained its position as the largest weighting in the Index and in the Fund, having surpassed financials in 2009.

Our future strategy
We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P 500 Index.

From a broad perspective, we expect 2011 to pick up where 2010 left off. In our view, the U.S. equity market will likely be focusing on the sustainability of economic growth and corporate profits and seeking signs of improvement in the labor and housing markets. Cyclical industries with exposure to emerging economies should continue to benefit from growth in those nations.

Alfred Alley III
Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  83

The Fund’s Long-term Performance

RiverSource VP – S&P 500 Index Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource VP — S&P 500 Index Fund Class 3 shares (from 1/1/01 to 12/31/10) as compared to the performance of the S&P 500 Index and the Lipper S&P 500 Objective Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
	1 year	3 years	5 years	10 years
RiverSource VP — S&P 500 Index Fund Class 3
Class 3 Cumulative value of $10,000	$11,471	$9,091	$11,005	$11,009

Average annual total return	+14.71%	-3.13%	+1.93%	+0.97%

S&P 500 Index(1)
Cumulative value of $10,000	$11,506	$9,168	$11,199	$11,508

Average annual total return	+15.06%	-2.86%	+2.29%	+1.41%

Lipper S&P 500 Objective Funds Index(2)
Cumulative value of $10,000	$11,470	$9,115	$11,085	$11,220

Average annual total return	+14.70%	-3.04%	+2.08%	+1.16%

84  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – S&P 500 Index Fund

(1)	The Standard & Poor’s 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper S&P 500 Objective Funds Index includes the 30 largest S&P 500 funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  85

Your Fund at a Glance

RiverSource VP – Short Duration U.S. Government Fund

FUND SUMMARY

>	RiverSource VP – Short Duration U.S. Government Fund (the Fund) Class 3 shares gained 3.00% for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its benchmark, the Barclays Capital U.S. 1-3 Year Government Index, which rose 2.40%.

>	The Fund also outperformed the Lipper Short U.S. Government Funds Index, representing the Fund’s peer group, which advanced 2.76% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

Since
inception
	1 year	3 years	5 years	10 years	5/3/10*
RiverSource VP – Short Duration U.S. Government Fund
Class 1	N/A	N/A	N/A	N/A	+1.83%

Class 2	N/A	N/A	N/A	N/A	+1.59%

Class 3	+3.00%	+1.91%	+2.97%	+3.08%	N/A

Barclays Capital U.S. 1-3 Year Government Index (unmanaged)	+2.40%	+3.47%	+4.32%	+4.07%	+1.48%

Lipper Short U.S. Government Funds Index (unmanaged)	+2.76%	+3.27%	+3.87%	+3.57%	+1.54%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

86  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

RiverSource VP – Short Duration U.S. Government Fund

Effective October 1, 2010, Leonard Aplet, Gregory Liechty and Ronald Stahl took over the day-to-day management of RiverSource VP – Short Duration U.S. Government Fund from Jason Callan, Tom Heuer and Colin Lundgren.

At Dec. 31, 2010, approximately 64% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that RiverSource VP – Short Duration U.S. Government Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 429, Class 1 share transactions for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, RiverSource VP – Short Duration U.S. Government Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 146 and 420.

RiverSource VP – Short Duration U.S. Government Fund (the Fund) Class 3 shares gained 3.00% for the 12 months ended Dec. 31, 2010. The Fund outperformed its benchmark, the Barclays Capital U.S. 1-3 Year Government Index (Barclays Capital Index), which rose 2.40%. The Fund also outperformed the Lipper Short U.S. Government Funds Index, representing the Fund’s peer group, which advanced 2.76% during the same time frame.

Significant performance factors
The U.S. fixed income market churned out a respectable return during the annual period, with modest price gains adding to the low level of interest rates. The Federal Reserve Board (the Fed) remained firmly on hold throughout the year, and the market’s expectation of when the Fed might increase the level of short-term interest rates from their near-zero levels moved out further as the year progressed.

U.S. Treasury rates rose early in 2010 and again late in the year but a rally during the two middle quarters of 2010 brought Treasury rates down appreciably and flattened the yield curve, meaning the differential in yields between longer-term maturities and shorter-term maturities narrowed. In all, two-year Treasury yields declined by 54 basis points (a basis point is 1/100th of a percent) from 1.14% to 0.59%, while the yield of three-year Treasuries declined by 69 basis points from 1.68% to 0.99%. In addition to the rate declines, the prices of non-Treasury bonds were boosted by a tightening in the spread, or difference in yield, between these non-Treasury bonds and similar-duration U.S. Treasury securities. Remember, bond yields and prices typically move in opposite directions. Such price appreciation was most pronounced in non-government bonds, such as corporate bonds. But certain government-backed bonds and other high quality bonds participated in the rally as well. More specifically, one- to three-year agency securities outperformed their Treasury counterparts by an average of 49 basis points during the annual period, and agency mortgage-backed securities (MBS) did even better. Agency MBS earned their yield

PORTFOLIO BREAKDOWN(1) (at Dec. 31, 2010)

Asset-Backed	2.9%

Commercial Mortgage-Backed	7.1%

FDIC — Insured Debt(2)	2.9%

Residential Mortgage-Backed(3)	33.5%

Telecommunication	0.1%

U.S. Government Obligations & Agencies	43.9%

Other(4)	9.6%

(1)	Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Debt guaranteed under the FDIC’s Temporary Liquidity Guarantee Program (TLGP).
(3)	Of the 40.1%, 4.4% is due to forward commitment residential mortgage-backed securities activity. Short-term securities are held as collateral for these commitments.
(4)	Cash & Cash Equivalents.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  87

Manager Commentary (continued)  RiverSource VP – Short Duration U.S. Government Fund

advantage over Treasuries plus some additional return as their prices improved as well. Non-agency MBS and asset-backed securities enjoyed an ongoing rebound in prices, a rebound that had started in 2009 and owed much of its success to government programs such as the PPIP (Public-Private Investment Program) and the TALF (Term Asset-Backed Loan Facility), which helped jumpstart private investor demand for asset-backed securities, commercial mortgage-backed securities (CMBS) and non-agency MBS. Through its first round of quantitative easing, the U.S. government itself purchased over $1 trillion in agency MBS and now, through its second round of quantitative easing formally announced in November, the Fed is in the process of buying $600 billion of U.S. Treasuries.

The Fund outperformed the Barclays Capital Index due to a combination of effective sector allocation and issue selection. For example, while the Fund’s mandated focus on bonds issued or guaranteed by the U.S. government did not allow it to participate in the rally among lower quality bonds during the annual period, it nevertheless did benefit from its sizable weighting in non-Treasury government-guaranteed securities versus its lesser exposure to U.S. Treasury securities.

The Fund’s results were particularly helped by its substantial weighting in agency mortgage-backed securities, as this sector notably outpaced that of U.S. Treasuries during the annual period. Issue selection within the sector also boosted Fund performance, as our focus on higher coupon MBS added value. Mortgage-backed securities backed by higher coupon loans performed significantly better than those backed by lower coupon loans in 2010.

Also contributing positively to the Fund’s results during the annual period was its exposure to agency-backed CMBS, such as Ginnie Mae (GNMA) Project Loans, which performed well. GNMA Project Loans are usually mortgages on multiple-family housing complexes, nursing homes, hospitals, and other development types. The Fund’s allocation, albeit modest, in non-agency MBS and asset-backed securities also added value.

Detracting only modestly from the Fund’s performance during the annual period was its duration positioning compared to the Barclays Capital Index. Through most of the year, the Fund’s duration was shorter than that of the Barclays Capital Index. With interest rates at or near historic lows, we maintained the Fund’s short duration stance to preserve shareholder value in anticipation of a rise in interest rates. That rise in rates, however, did not materialize, and, as mentioned earlier, interest rates actually declined instead. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Changes to the Fund’s portfolio
During the annual period, we added to the Fund’s position in GNMA Project Loans, as they are expected to continue to benefit from their yield advantage over U.S. Treasury securities while still having the full faith and credit guarantee of the U.S. government. We also increased the Fund’s weighting in agency MBS as we sought to

QUALITY BREAKDOWN(1) (at Dec. 31, 2010)

AAA rating	94.5%

AA rating	0.8%

A rating	0.9%

BBB rating	2.1%

Non-investment grade	0.1%

Non-rated	1.6%

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor’s rating is used to determine the credit quality of a security. Standard and Poor’s rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor’s doesn’t rate a security, then Moody’s rating is used. Columbia Management Investment Advisers, LLC (the Investment Manager) rates a security using an internal rating system when Moody’s doesn’t provide a rating.

88  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Short Duration U.S. Government Fund

take advantage of their greater return potential. At the same time, we increased the number of U.S. Treasury securities in the Fund as the weighting of U.S. Treasury securities in the Barclays Capital Index increased.

The Fund’s portfolio turnover rate for the 12-month period was 323%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes we made at the margin in response to valuations or market developments.

Our future strategy
In general, we expect our strategy for the Fund in the coming months to remain fairly consistent with the views and positioning held at the end of the annual period. The broader U.S. economy seems to have stabilized, with six consecutive quarters of positive growth. At the same time, limited expansion of private payrolls and persistent slack in the labor force should, we believe, continue to suppress inflation fears over the near term. In turn, we believe the Fed will likely remain on hold, keeping short-term rates stable, for the coming year.

One area of the economy that we continue to monitor particularly closely is the housing market. During the annual period, borrowers continued to struggle with high loan delinquencies, home prices that in many cases were below loan balances, and an elevated level of loan foreclosures. New and existing home sales, as well as new home construction, still languished at low levels. Indeed, despite the improvement in the U.S. economy overall, the Fed’s focus areas of the labor market and the housing market have shown the least amount of improvement to date. As such, with inflation low, the Fed will likely continue to attempt to stimulate the economy.

Given this view, we intend to maintain the Fund’s duration slightly shorter than that of the Barclays Capital Index over the near term, with about a third of the portfolio’s total net assets invested in agency mortgage-backed securities. We further intend to maintain only a modest allocation to U.S. Treasury securities compared to the benchmark index in order to provide a yield advantage available via non-Treasury government securities. We particularly continue to favor the purchase of high quality government-guaranteed securities, including those backed by GNMA and the Federal Deposit Insurance Corporation (FDIC), for their relative safety and yield. Should the economy continue to improve as anticipated and should we get closer to a time when the Fed may be pushing up the level of short-term interest rates, we then plan to adjust the duration stance of the Fund to a more barbelled positioning versus the Barclays Capital Index. A barbelled stance would mean, within the universe of the Barclays Capital Index, having heavier allocations to securities with shorter-term and longer-term maturities and a lesser exposure to securities with intermediate-term maturities. We would likely seek to establish a Fund position in government-guaranteed floating rate securities as part of the defensive end of that barbell. (Floating rate securities are securities pegged to a benchmark such as the Treasury Bill rate and adjusted periodically.)

As always, our strategy is to seek to provide added portfolio value with a moderate amount of risk. Quality issues and security selection remain a priority as we continue to seek attractive buying opportunities.

Leonard Aplet, CFA® Portfolio Manager	Gregory Liechty Portfolio Manager	Ronald Stahl, CFA® Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  89

The Fund’s Long-term Performance

RiverSource VP – Short Duration U.S. Government Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource VP — Short Duration U.S. Government Fund Class 3 shares (from 1/1/01 to 12/31/10) as compared to the performance of the Barclays Capital U.S. 1-3 Year Government Index and the Lipper Short U.S. Government Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
	1 year	3 years	5 years	10 years
RiverSource VP — Short Duration U.S. Government Fund Class 3
Class 3 Cumulative value of $10,000	$10,300	$10,583	$11,574	$13,547

Average annual total return	+3.00%	+1.91%	+2.97%	+3.08%

Barclays Capital U.S. 1-3 Year Government Index(1)
Cumulative value of $10,000	$10,240	$11,076	$12,352	$14,906

Average annual total return	+2.40%	+3.47%	+4.32%	+4.07%

Lipper Short U.S. Government Funds Index(2)
Cumulative value of $10,000	$10,276	$11,014	$12,093	$14,206

Average annual total return	+2.76%	+3.27%	+3.87%	+3.57%

Results for other share classes can be found on page 86.

90  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Short Duration U.S. Government Fund

(1)	The Barclays Capital U.S. 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Short U.S. Government Funds Index includes the 30 largest short U.S. government funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  91

Your Fund at a Glance

Seligman VP – Growth Fund

FUND SUMMARY

>	Seligman VP – Growth Fund (the Fund) Class 3 shares gained 17.16% for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its benchmark, the Russell 1000® Growth Index, which increased 16.71% during the same period.

>	The Fund also outperformed its peer group, as represented by the Lipper Large-Cap Growth Funds Index, which returned 15.13% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

					Since
					inception
	1 year	3 years	5 years	10 years	5/3/10*
Seligman VP – Growth Fund
Class 1	N/A	N/A	N/A	N/A	+7.57%

Class 2	N/A	N/A	N/A	N/A	+7.41%

Class 3	+17.16%	-3.69%	+0.45%	-2.88%	N/A

Russell 1000® Growth Index (unmanaged)	+16.71%	-0.47%	+3.75%	+0.02%	+9.05%

Lipper Large-Cap Growth Funds Index (unmanaged)	+15.13%	-2.23%	+2.38%	-1.01%	+7.96%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

92  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

Seligman VP – Growth Fund

Seligman VP – Growth Fund (the Fund) Class 3 shares advanced 17.16% for the fiscal year ended Dec. 31, 2010. The Fund outperformed its benchmark, the Russell 1000 Growth Index (Russell Index), which advanced 16.71% during the 12-month period. The Fund also outperformed its peer group, as represented by the Lipper Large-Cap Growth Funds Index, which rose 15.13% during the same period.

Significant performance factors
On balance, the past fiscal year was a strong one for the equity market in general and for large-cap growth stocks. Information technology, consumer stocks, industrials and materials were among the best performing sectors. Though there were well publicized troubles with certain currencies and with balance sheets of several European nations, equity markets benefited from a corporate profit recovery that was stronger than most people expected. Equity performance was particularly strong in the mid-cap and small-cap segments of the market.

During 2010, we found attractive growth opportunities among stocks in the $5 — $20 billion market capitalization range. This is the lower end of large-cap stocks and the upper end of mid-cap stocks. Because investors generally preferred smaller stocks, we kept the portfolio underweight in the largest index holdings, such as Microsoft. This decision had an advantageous effect on relative performance.

Another notable market theme for 2010 was the continued economic strength of emerging markets such Brazil and China. Companies that had strong global presence performed better on balance, while companies dependant solely on U.S. markets were more susceptible to housing weakness and domestic financial issues. We tilted the portfolio in certain areas to capture this opportunity.

The information technology sector was the largest outperformer for the Fund. A number of our strategies in this sector were effective. The market’s shift away from mega-cap stocks was particularly pronounced in information technology. We de-emphasized the largest technology stocks and were able to find relatively smaller holdings in software and communications that performed particularly well. Apple was an exception to our preference for smaller companies and was a significant individual contributor to the Fund’s results. The portfolio had a larger weighting in Apple than the Russell Index because we believed strongly that the success of some Apple products was being undervalued by the market. The stock performed well for the Fund and we scaled back its weight through the year as the market started to more accurately value the company’s dynamics. Other contributors included Baidu and Rovi. Baidu, the dominant Chinese Internet search company, benefited from rival Google’s

SECTOR BREAKDOWN(1) (at Dec. 31, 2010)

Consumer Discretionary	15.2%

Consumer Staples	7.7%

Energy	9.9%

Financials	5.1%

Health Care	10.5%

Industrials	12.9%

Information Technology	32.1%

Materials	4.0%

Telecommunication Services	1.9%

Other(2)	0.7%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  93

Manager Commentary (continued)  Seligman VP – Growth Fund

exit from the Chinese market. Rovi is capitalizing on the increase in interactive and internet video content and has had a large number of customers renewing or signing new contracts.

The Fund’s positions in the consumer discretionary, consumer staples and health care sectors also outperformed, primarily due to stock selection. Within consumer discretionary, casino operator Las Vegas Sands and auto parts maker Autoliv were leading contributors. Las Vegas Sands has exposure in Singapore and Macau, where consumer activity at casino and resort properties was far in excess of what was originally expected. Autoliv is a global leader in airbags and other auto components and has significant exposure to global markets where auto demand is very strong, such as China. Also within the consumer discretionary sector, home improvement retailer Lowe’s underperformed. The housing market made some strong moves in the early part of 2010, but when tax incentives expired in May, the market took a few steps back, negatively affecting Lowe’s.

In consumer staples, global cosmetics company Estee Lauder performed well. The company has a global platform, strong overseas exposure and a new management discipline that is showing robust sales growth and improved margin expansion. This has been a powerful combination for earnings.

Though the Fund’s sector weights are typically similar to those of the Russell Index, there was enough of an underweight in the materials sector to detract from relative performance. Stock selection in materials also had a negative effect on the Fund’s results.

Similarly, a modest overweight in the poor performing financials sector detracted from relative results. Several individual holdings in financials also underperformed as regulatory reform and capital allocations anticipated for mid-year did not materialize. For example, Morgan Stanley traded sideways for most of the year, reflecting the financial sector’s broader difficulties. Despite some improvement in capital markets activity, regulatory concerns and the failure of individual investors to embrace equities hampered results for Morgan Stanley’s brokerage franchise.

Positioning in the energy sector also detracted.

Changes to the Fund’s portfolio
We generally keep the Fund’s sector weights similar to those of the Russell Index, so there were no notable changes to the portfolio’s sector positioning. Through much of the year, the Fund did have a modest overweight in health care compared to the Russell Index, but as economic data began to improve in the second half of the year, we pruned the health care position to a benchmark weight. The portfolio was underweight in consumer staples because we have not found attractive opportunities in the sector.

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

Apple, Inc.	4.9%

Google, Inc., Class A	3.0%

Oracle Corp.	2.6%

EMC Corp.	2.3%

QUALCOMM, Inc.	2.2%

The Coca-Cola Co.	2.1%

United Technologies Corp.	1.9%

Amazon.com, Inc.	1.7%

Ford Motor Co.	1.6%

Exxon Mobil Corp.	1.6%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

94  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Seligman VP – Growth Fund

Within the financials position we moved the portfolio away from more diversified financial companies and into asset managers, which we believe can benefit from improved capital markets. Toward the middle part of the year, we made adjustments to the technology position, increasing the portfolio’s focus on software-related companies and reducing exposure to hardware stocks.

Our future strategy
As a growth manager, we are always looking for the next generation of large-cap growth companies. These are typically companies in the lower end of our market capitalization range — companies that we believe have potential to move up in size to the “sweet spot” of the large-cap universe. Historically, the lower end of the large-cap market has been a good hunting ground for us and this year was particularly good because people were embracing a more promising economic outlook.

We generally expect stock selection to drive the Fund’s return and do not usually focus on macro economic factors. That said, we are cautiously optimistic about 2011. Markets finished 2010 quite strongly, so there could be some weakness as markets consolidate their gains. There are some potential headwinds, including balance sheet problems in Europe, China’s efforts to achieve a sustainable growth rate and challenges for U.S. states and cities. However, the outlook for corporate profits is favorable and we believe valuations on many of the portfolio’s holdings remain reasonable.

We are continuing to focus on core themes from this past year — global economic growth, acceleration in global auto sales and technology changes. We are optimistic that well-managed, market leading growth companies, including those in the Fund’s portfolio, can continue to deliver solid results. With the backdrop of a more favorable economic environment we do think it’s going to take some real work to differentiate between companies with attractive growth prospects and those larger companies that are ready to pass the torch to emerging companies. We believe investors will continue to pay a premium for growth, regardless of the market-cap range, and that effectively identifying outsized growth opportunities will be a key factor in successful investing.

John Wilson Portfolio Manager	Peter Deininger Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  95

The Fund’s Long-term Performance

Seligman VP – Growth Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman VP — Growth Fund Class 3 shares (from 1/1/01 to 12/31/10) as compared to the performance of the Russell 1000® Growth Index and Lipper Large-Cap Growth Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
	1 year	3 years	5 years	10 years
Seligman VP — Growth Fund Class 3
Class 3 Cumulative value of $10,000	$11,716	$8,933	$10,226	$7,464

Average annual total return	+17.16%	-3.69%	+0.45%	-2.88%

Russell 1000® Growth Index(1)
Cumulative value of $10,000	$11,671	$9,858	$12,023	$10,016

Average annual total return	+16.71%	-0.47%	+3.75%	+0.02%

Lipper Large-Cap Growth Funds Index(2)
Cumulative value of $10,000	$11,513	$9,345	$11,250	$9,037

Average annual total return	+15.13%	-2.23%	+2.38%	-1.01%

Results for other share classes can be found on page 92.

96  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Seligman VP – Growth Fund

(1)	The Russell 1000® Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index’s returns include net reinvested dividends. The Fund’s performance is currently measured against this index for purposes of determining the performance incentive adjustment.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  97

Your Fund at a Glance

Seligman VP – Larger-Cap Value Fund

FUND SUMMARY

>	Seligman VP – Larger-Cap Value Fund (the Fund) Class 3 shares gained 20.52% for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its benchmark, the Russell 1000® Value Index, which advanced 15.51% during the same 12 months.

>	The Standard & Poor’s 500 Index (S&P 500 Index) returned 15.06% during the same period.

>	The Fund also outperformed its peer group, as represented by the Lipper Large-Cap Value Funds Index, which rose 13.02% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

				Since	Since
				inception	inception
	1 year	3 years	5 years	2/4/04	5/3/10*
Seligman VP – Larger-Cap Value Fund
Class 1	N/A	N/A	N/A	N/A	+5.13%

Class 2	N/A	N/A	N/A	N/A	+5.03%

Class 3	+20.52%	-2.73%	+1.75%	+3.41%	N/A

Russell 1000® Value Index (unmanaged)	+15.51%	-4.42%	+1.28%	+4.05%	+3.90%

S&P 500 Index (unmanaged)	+15.06%	-2.86%	+2.29%	+3.69%	+6.09%

Lipper Large-Cap Value Funds Index (unmanaged)	+13.02%	-3.82%	+1.52%	+3.51%	+4.36%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

98  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

Seligman VP – Larger-Cap Value Fund

Seligman VP – Larger-Cap Value Fund (the Fund) Class 3 shares gained 20.52% for the 12-month period ended Dec. 31, 2010. The Fund outperformed its benchmark, the Russell 1000® Value Index (Russell Index), which advanced 15.51% during the same 12 months. The Standard & Poor’s 500 Index (S&P 500 Index) returned 15.06% during the same period. The Fund also outperformed its peer group, as represented by the Lipper Large-Cap Value Funds Index, which rose 13.02% during the same period.

Significant performance factors
The Fund had a strong year, significantly outperforming the Russell Index. We attribute the favorable performance to the high quality of companies and management represented in the Fund’s portfolio.

Overall, the Fund had substantial exposure to cyclical companies, particularly industrials and materials stocks. This was advantageous for the Fund’s investment results as these sectors responded well to the economic rebound.

Though the Fund had a sizable allocation to financials, its position was smaller than that of the Russell Index. This underweight was beneficial given the very weak performance of financial companies in 2010. Even more important to results, however, was that the Fund’s financial holdings outperformed those in the Russell Index. The Fund had less invested in banks and more in insurance companies, which generally performed better for the year. There were some individual detractors within the financials segment, including Bank of America, JPMorgan Chase and Morgan Stanley, but overall the Fund’s performance in the sector was very strong.

Exposure to the stocks of retail companies also aided the Fund’s performance relative to the Russell Index. Select retail segments, particularly higher end retailers such as Nordstrom, performed well during the year.

Chemical company DuPont delivered the Fund’s largest gain for the year. New management, effective business execution and an improving economy all supported the stock’s significant performance. Additional contributors included railroad stocks Union Pacific and CSX. Railroads, in general, have been operating successfully, controlling costs and raising their rates in response to the improving economy. Consumer staples stock Tyson Foods was another strong performer, with much of its gains coming in the fourth quarter.

Not holding stocks in certain areas hampered results relative to the Russell Index. The Fund had no holdings in real estate investment trusts (REITs), utilities or telephone stocks, all areas that performed relatively well in 2010.

SECTOR BREAKDOWN(1) (at Dec. 31, 2010)

Consumer Discretionary	11.1%

Consumer Staples	11.7%

Energy	12.8%

Financials	26.7%

Health Care	9.3%

Industrials	11.9%

Information Technology	3.4%

Materials	7.5%

Utilities	4.1%

Other(2)	1.5%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  99

Manager Commentary (continued)  Seligman VP – Larger-Cap Value Fund

Changes to the Fund’s portfolio
We made only one notable change to the portfolio this year. We sold Caterpillar and used the proceeds to increase the Fund’s energy weight by buying integrated energy company ConocoPhillips.

In terms of sector positioning, the Fund ended the year with significantly larger weightings in materials and industrials than the Russell Index. Both are cyclical sectors that we think will continue to benefit from the improving economic environment. The Fund also had a larger consumer discretionary weighting than the Russell Index. We believe that, as the economy continues to improve and there is some job creation, consumer confidence will improve and pent-up demand may lead to increased spending. Though we have not seen sizable employment gains yet, there has already been improvement in some retail areas. As of the close of the reporting period, the Fund’s allocations to consumer staples and energy were also larger than those of the Russell Index.

Key underweights relative to the Russell Index included telecommunication services, where the Fund has no exposure, as well as health care, utilities and information technology. As value managers, we are very cautious in the health care sector and though health care stocks are not currently very expensive, we still do not see much potential there. Our view of information technology is favorable and, at present, we are investigating opportunities in the sector. We believe technology stocks may benefit from fairly strong capital spending and we would consider adding to the Fund’s technology position if we identify a suitable, attractively priced stock.

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

JPMorgan Chase & Co.	5.0%

Bank of America Corp.	5.0%

The AES Corp.	4.1%

U.S. Bancorp	4.1%

Unum Group	4.1%

Tyson Foods, Inc. Class A	4.1%

EI du Pont de Nemours & Co.	3.7%

Humana, Inc.	3.7%

Valero Energy Corp.	3.5%

Juniper Networks, Inc.	3.5%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Our future strategy
We are currently optimistic about the equity market and are comfortable with the Fund’s current positioning. We think the economy will continue to improve and that gross domestic product growth will accelerate. Though we have seen inflation in commodities, it has not translated to inflation in wages, which can be a concern. We believe wage inflation seems unlikely in the near term given that unemployment provides plenty of capacity for job growth. We do not think the Federal Reserve will tighten its monetary policy in 2011, but we do think yields in the bond market could begin to rise if the economy accelerates. Consequently, we think the advantages of owning bonds have waned.

100  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Seligman VP – Larger-Cap Value Fund

Corporate profitability remains strong. We think companies have room for further cost containment and with even a little top line growth, profits can continue to rise. Based on forecasted earnings for S&P 500 Index companies and given low interest rates and inflation, we think equities were about 20% undervalued at fiscal year-end.

We consider the current environment favorable for equities. The economy has been stimulated, interest rates and inflation are still low and equities, in our view, appear attractive compared to other investment alternatives.

Neil Eigen Portfolio Manager	Richard Rosen Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  101

The Fund’s Long-term Performance

Seligman VP – Larger-Cap Value Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman VP — Larger-Cap Value Fund Class 3 shares (from 2/4/04 to 12/31/10) as compared to the performance of the Russell 1000® Value Index, the S&P 500 Index and the Lipper Large-Cap Value Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
				Since
				inception
	1 year	3 years	5 years	2/4/04
Seligman VP — Larger-Cap Value Fund Class 3
Class 3 Cumulative value of $10,000	$12,052	$9,203	$10,907	$12,604

Average annual total return	+20.52%	-2.73%	+1.75%	+3.41%

Russell 1000® Value Index(1)
Cumulative value of $10,000	$11,551	$8,731	$10,654	$13,151

Average annual total return	+15.51%	-4.42%	+1.28%	+4.05%

S&P 500 Index(2)
Cumulative value of $10,000	$11,506	$9,168	$11,199	$12,843

Average annual total return	+15.06%	-2.86%	+2.29%	+3.69%

Lipper Large-Cap Value Funds Index(3)
Cumulative value of $10,000	$11,302	$8,898	$10,783	$12,688

Average annual total return	+13.02%	-3.82%	+1.52%	+3.51%

Results for other share classes can be found on page 98.

102  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Seligman VP – Larger-Cap Value Fund

(1)	The Russell 1000® Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Standard & Poor’s 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(3)	The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index’s returns include net reinvested dividends. The Fund’s performance is currently measured against this index for purposes of determining the performance incentive adjustment.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  103

Your Fund at a Glance

Seligman VP – Smaller-Cap Value Fund

FUND SUMMARY

>	Seligman VP – Smaller-Cap Value Fund (the Fund) Class 3 shares gained 26.79% for the 12 months ended Dec. 31, 2010.

>	The Fund underperformed its benchmark, the Russell 2000® Index, which advanced 26.85% during the same 12 months.

>	The Fund outperformed its peer group, as represented by the Lipper Small-Cap Core Funds Index, which rose 25.71% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

Since
inception
	1 year	3 years	5 years	10 years	5/3/10*
Seligman VP – Smaller-Cap Value Fund
Class 1	N/A	N/A	N/A	N/A	+10.77%

Class 2	N/A	N/A	N/A	N/A	+10.58%

Class 3	+26.79%	+2.87%	+3.10%	+5.19%	N/A

Russell 2000® Index (unmanaged)	+26.85%	+2.22%	+4.47%	+6.33%	+7.86%

Lipper Small-Cap Core Funds Index (unmanaged)	+25.71%	+2.88%	+4.76%	+6.95%	+9.50%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

104  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

Seligman VP – Smaller-Cap Value Fund

Seligman VP – Smaller-Cap Value Fund (the Fund) Class 3 shares gained 26.79% for the fiscal year ended Dec. 31, 2010. The Fund performed in line with its benchmark, the Russell 2000 Index (Russell Index), which advanced 26.85% during the same period. The Fund outperformed its peer group, as represented by the Lipper Small-Cap Core Funds Index, which rose 25.71% during the same period.

Significant performance factors
The small-cap equity market returned strong results once again in 2010. Investors have been expecting large-cap stocks to take the market leadership away from small-caps, but the small-cap universe has continued to perform well. The Fund fully capitalized on the strong performance of its universe, performing in line with the Russell Index and outperforming and its peers.

In the industrials sector, both stock selection and having a larger allocation than the Russell Index had a notable positive effect on results for the year. Within the sector, truck manufacturer Navistar International was a significant individual contributor, as were connector and cable maker Belden and battery maker EnerSys.

Positioning in the information technology sector had a significant positive effect on results. Compared to the Russell Index, the Fund has been overweight in information technology for the last few years because we recognized the attractive values in the sector. Stock selection in information technology was particularly strong, led by communications equipment company F5 Networks, whose stock more than doubled in price during the year.

Other individual stocks that added to relative performance include nutrition and weight control company Herbalife, the Sotheby’s auction house and Continental United Airlines. Western restaurant chain Texas Roadhouse also performed well as consumers resumed eating at restaurants again.

The most notable detractor to the Fund’s results during the year was our avoidance of including regional banks in the portfolio, which affected performance in the second half of the year. We are not afraid to underweight industries and sectors if we do not see great value in individual franchises or if we do not believe the companies are showing signs of improvement. This year, we consciously elected to avoid banks and owned insurance companies instead. As investors focused on the improving economy in the second half of the year, bank stocks appreciated. Though banks are doing somewhat better and may even see some consolidation in the group, we question how much acquiring banks will be willing to pay and are, therefore, concerned that there’s little much room for further price gains. As for small-cap financials in general, they don’t typically perform as well as other areas over longer periods of time, so we are comfortable keeping the Fund’s allocation significantly smaller than that of the Russell Index.

SECTOR BREAKDOWN(1) (at Dec. 31, 2010)

Consumer Discretionary	11.7%

Consumer Staples	8.1%

Energy	4.7%

Financials	13.2%

Health Care	3.7%

Industrials	31.2%

Information Technology	21.5%

Materials	5.7%

Other(2)	0.2%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  105

Manager Commentary (continued)  Seligman VP – Smaller-Cap Value Fund

For the fiscal year, the Fund’s largest individual detractor was Aegean Marine Petroleum Network, a company that owns bunkering ships to refuel larger ships and tankers on the high seas. This company has state-of-the-art ships and little competition, but high expenses and inability to raise prices were disadvantages this year. We think the company’s prospects will significantly improve as better economic growth brings more ocean commerce.

Changes to the Fund’s portfolio
Transactions within the Fund over the past year provide good insight into how we apply our investment strategy. If companies are getting better, we typically let winners run, deferring gains as long as we can. We tend to cull stocks that we do not believe are going to grow further either because our investment rationale has already come to fruition or is not progressing as we expected. We strive to buy stocks that we believe can add value to the portfolio for a number of years, often within industries that other investors do not currently like. We made several sales during the past year, including fast food chain Burger King and lower end retail chain Fred’s. Also during the year, health care technology company Eclipsys was taken over.

We added American Axle to the portfolio.  In our view, this auto parts maker is a very inexpensive stock that provides exposure to a resurgence of the U.S. auto industry. We also bought chemical company Cytec Industries. Its stock price dropped precipitously on poor earnings numbers, giving us an attractive buying opportunity. We added Lennar after carefully evaluating where there was value in the homebuilding sector and when it might be realized. Lennar’s financial situation was healthy and the company was not suffering as much as other homebuilders. Our timing was right and the stock has benefited the Fund’s results. We also added Douglas Dynamics, a snow plow maker that has capitalized on the large amount of snow the U.S. has been experiencing.

Our future strategy
We are currently optimistic about the equity market and are comfortable with the Fund’s positioning. We think the economy will continue to improve and that gross domestic product growth will accelerate. Though we have seen inflation in commodities, it has not translated to inflation in wages, which can be a concern. We believe wage inflation seems unlikely in the near term given that unemployment provides plenty of capacity for job growth. We do not think the Federal Reserve will tighten monetary policy in 2011, but we do think yields in the bond market could begin to rise if the economy accelerates. Consequently, we think the advantages of owning bonds have waned.

Equities, in our view, appear very attractive compared to other investment alternatives. Corporate profitability remains strong. We think companies have room for further cost containment and with even a little top line growth, profits can continue to rise.

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

Cypress Semiconductor Corp.	4.4%

Belden, Inc.	3.7%

ON Semiconductor Corp.	3.7%

EnerSys	3.6%

Sotheby’s	3.6%

Quest Software, Inc.	3.4%

Herbalife Ltd.	3.3%

Texas Roadhouse, Inc.	3.3%

Thomas & Betts Corp.	3.3%

WellCare Health Plans, Inc.	3.2%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

106  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Seligman VP – Smaller-Cap Value Fund

A comparison of equity valuations suggests that small-cap stocks are cheaper than large-cap stocks. We think small-cap companies likely have greater ability to grow earnings than many large-cap companies, so we believe there is still excellent value in this universe. Many quality small-cap stocks are extraordinarily cheap and we believe there are plenty of attractive opportunities for the Fund.

Neil Eigen Portfolio Manager	Richard Rosen Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  107

The Fund’s Long-term Performance

Seligman VP – Smaller-Cap Value Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman VP — Smaller-Cap Value Fund Class 3 shares (from 1/1/01 to 12/31/10) as compared to the performance of the Russell 2000® Index and Lipper Small-Cap Core Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
	1 year	3 years	5 years	10 years
Seligman VP — Smaller-Cap Value Fund Class 3
Class 3 Cumulative value of $10,000	$12,679	$10,886	$11,649	$16,592

Average annual total return	+26.79%	+2.87%	+3.10%	+5.19%

Russell 2000® Index(1)
Cumulative value of $10,000	$12,685	$10,682	$12,446	$18,477

Average annual total return	+26.85%	+2.22%	+4.47%	+6.33%

Lipper Small-Cap Core Funds Index(2)
Cumulative value of $10,000	$12,571	$10,890	$12,621	$19,587

Average annual total return	+25.71%	+2.88%	+4.76%	+6.95%

Results for other share classes can be found on page 104.

108  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Seligman VP – Smaller-Cap Value Fund

(1)	The Russell 2000 Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index’s returns include net reinvested dividends. The Fund’s performance is currently measured against this index for purposes of determining the performance incentive adjustment.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  109

Your Fund at a Glance

Threadneedle VP – Emerging Markets Fund

FUND SUMMARY

>	Threadneedle VP – Emerging Markets Fund (the Fund) Class 3 shares advanced 19.76% for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (MSCI Index) which advanced 19.20%.

>	The Fund’s peer group, the Lipper Emerging Markets Funds Index, advanced 20.14% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

					Since
					inception
	1 year	3 years	5 years	10 years	5/3/10*
Threadneedle VP – Emerging Markets Fund
Class 1	N/A	N/A	N/A	N/A	+15.48%

Class 2	N/A	N/A	N/A	N/A	+15.24%

Class 3	+19.76%	-1.18%	+12.28%	+14.52%	N/A

MSCI Emerging Markets Index (unmanaged)	+19.20%	-0.03%	+13.11%	+16.23%	+16.21%

Lipper Emerging Markets Funds Index (unmanaged)	+20.14%	-1.80%	+11.25%	+15.17%	+15.46%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

110  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

Threadneedle VP – Emerging Markets Fund

At Dec. 31, 2010, approximately 47% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that Threadneedle VP – Emerging Markets Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 429, Class 1 share transactions for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, VP – Emerging Markets Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 146 and 420.

Effective September 2010, Vanessa Donegan and Rafael Polatinsky of Threadneedle International Limited (Threadneedle) began managing Threadneedle VP – Emerging Markets Fund. Below, they discuss the Fund’s results and positioning for the fiscal year ended Dec. 31, 2010. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadviser to the Fund.

Threadneedle VP – Emerging Markets Fund (the Fund) Class 3 shares advanced 19.76% for the 12 months ended Dec. 31, 2010. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (MSCI Index) which advanced 19.20%. The Fund’s peer group, the Lipper Emerging Markets Funds Index, advanced 20.14% for the same period.

Significant performance factors
The past fiscal year was another strong period for emerging market equities. The region of emerging Europe, the Middle East and Africa (EMEA) performed best, followed by emerging Asia, which performed in line with the MSCI Index. Latin America lagged the other regions. Within the EMEA region, South Africa was the best

COUNTRY BREAKDOWN(1) (at Dec. 31, 2010)

Brazil	17.2%

China	14.6%

Egypt	0.5%

Hong Kong	2.3%

Hungary	0.8%

India	7.6%

Indonesia	3.7%

Luxembourg	1.1%

Malaysia	2.3%

Mexico	4.2%

Philippine Islands	0.5%

Poland	1.1%

Russia	7.4%

South Africa	7.1%

South Korea	12.7%

Taiwan	8.7%

Thailand	2.1%

Turkey	2.5%

United Kingdom	1.1%

United States	1.4%

Other(2)	1.1%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  111

Manager Commentary (continued)  Threadneedle VP – Emerging Markets Fund performing country, led by its strong currency. Turkey also performed well as investors were attracted to its growth story. Within Asia, China underperformed and within Latin America, Brazil was a notable laggard. Governments in both China and Brazil implemented tighter monetary policies in an effort to manage inflation and prevent their respective economies from overheating. These moves dampened equity performance.

Looking at the Fund’s results across industry sectors, both stock selection and asset allocation had a positive effect on performance relative to the MSCI Index. The Fund benefited from stock selection in the materials sector, where a number of mining stocks, particularly in Russia and Latin America, rallied in response to an improving global outlook and rising commodity prices. Individual contributors included Norilsk Nickel, Evraz Group and Novolipetsk Steel (NLMK) in Russia and Antofagasta, Southern Copper and Vale in Latin America.

The Fund also benefited from both stock selection and an overweight in the consumer discretionary sector, as investors sought exposure to the fast-growing emerging market consumer segment. In particular, a number of consumer-related holdings in Brazil, such as retailer Lojas Renner and for-profit professional education company Anhanguera Educacional Participacoes, contributed to performance.

Stock selection in the industrials and financials sectors detracted from relative performance during the period. In financials, holdings in eastern European banks, including OTP Bank and PKO Bank Polski underperformed amid worries about government fiscal difficulties in the Eurozone. In the industrials sector, Panamanian airline Copa underperformed due to concerns about competition and Chinese wind-turbine manufacturer China High Speed Transmission underperformed as competition intensified in the global wind sector.

In terms of the Fund’s country positioning, stock selection was a positive contributor to relative performance, while country allocations detracted. Stock selection in the EMEA region, specifically Russia, and in Latin America, specifically Brazil, had a favorable effect. In Russia, the Fund benefited from holdings in the materials sector as cited above. In Brazil, the Fund benefited from the consumer-related stocks also discussed above.

Stock selection and an underweight in Taiwan had a negative effect as Taiwan’s equity market rallied in the fourth quarter in response to an improving global outlook for the country’s exporters. Stock selection in South Korea also detracted.

Changes to the Fund’s portfolio
At the start of the fiscal year, the Fund was overweight Latin America and underweight Asia, compared to the MSCI Index. The Fund’s allocation to the EMEA region was about equal to that of the MSCI Index.

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

Vale SA, ADR (Brazil)	3.3%

Samsung Electronics Co., Ltd. (South Korea)	3.0%

Petroleo Brasileiro SA, ADR (Brazil)	2.6%

China Construction Bank Corp., Series H (China)	2.1%

Sberbank of Russia (Russia)	2.0%

Itaú Unibanco Holding SA, ADR (Brazil)	1.8%

America Movil SAB de CV, Series L, ADR (Mexico)	1.8%

Hon Hai Precision Industry Co., Ltd. (Taiwan)	1.7%

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	1.5%

Hyundai Motor Co. (South Korea)	1.4%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

112  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Threadneedle VP – Emerging Markets Fund

During the first half of the year, the Fund became even more underweight in Asia as its China exposure was reduced in reaction to tightening measures by Chinese authorities. Also, the Fund’s weighting in Taiwan shifted to an underweight in response to the uncertain global outlook. The Fund’s overweight in Latin America increased during the first half of the year, due to the addition of consumer stocks in Brazil and Mexico. Exposure to the EMEA region also increased as the South Africa position was moved to a small overweight to capitalize on the strength of its currency.

In the final quarter of the fiscal year when we began managing the Fund, we rebalanced the regional exposure, increasing the allocation to Asia. We reduced the allocations to the EMEA region and Latin America, though both remain overweight relative to the MSCI Index.

Within Asia, we added to the Fund’s allocation to China, reducing the underweight relative to the MSCI index. China’s equity market had lagged for much of the year and valuations were attractive to us. We added a number of new positions within China’s consumer and industrial sectors, including Zhuzhou CSR Times Electric, Belle International, China Yurun Food Group and New Oriental Education. We also increased exposure to Asian economies where domestic consumption is particularly strong. For example, we increased exposure to India and Indonesia, adding positions in the financial sector, including Bank Rakyat, Bank Mandiri and ICICI Bank, and in the consumer sectors including Maruti Susuki and Indofood CBP.

Within the EMEA region, we reduced exposure to South Africa by selling out of retailers Truworths International and Massmart following their strong performance. The Fund’s weighting in South Africa was smaller than that of the MSCI Index at fiscal year end.

We reduced the portfolio’s overweight in Latin America by reducing Mexico from an overweight to a weighting similar to that of the MSCI Index. We also reduced exposure to Brazil, which is still larger than the MSCI Index weighting. In Mexico, we reduced the consumer staples weighting, selling out of the drinks bottler Arca and beer producer Grupo Modelo. In Brazil, we took some profits in Lojas Renner and oil-and-gas company OGX Petroleo e Gas Participacoes. Though smaller, those positions are still overweight compared to the MSCI Index.

In terms of countries, the Fund’s weightings in Brazil, Russia and Turkey are larger than those of the MSCI Index, while weightings in Korea and Taiwan are smaller. In terms of sectors, the Fund’s allocations to consumer discretionary, industrials and financials are larger than those of the MSCI Index, while its weightings in energy, utilities and telecommunications are smaller.

Our future strategy
Looking forward, we think strong consumer demand and infrastructure spending should support economic growth in emerging markets, given relatively low levels of consumer and government debt. Also, the financial sectors in most emerging markets are healthier than those in the developed world. We believe interest rates in developed markets are likely to remain low, which should encourage continued capital flows into emerging markets, where interest rates are relatively high and economic growth is stronger.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  113

Manager Commentary (continued)  Threadneedle VP – Emerging Markets Fund

To reflect these trends, we have currently focused the Fund on the consumer discretionary, financials and industrials sectors seeking to gain exposure to increasing consumer spending and rising infrastructure investment across the emerging universe.

Vanessa Donegan Portfolio Manager	Rafael Polatinsky Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

114  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

Threadneedle VP – Emerging Markets Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Threadneedle VP — Emerging Markets Fund Class 3 shares (from 1/1/01 to 12/31/10) as compared to the performance of the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
	1 year	3 years	5 years	10 years
Threadneedle VP — Emerging Markets Fund Class 3
Class 3 Cumulative value of $10,000	$11,976	$9,650	$17,847	$38,794

Average annual total return	+19.76%	-1.18%	+12.28%	+14.52%

MSCI Emerging Markets Index(1)
Cumulative value of $10,000	$11,920	$9,991	$18,515	$44,997

Average annual total return	+19.20%	-0.03%	+13.11%	+16.23%

Lipper Emerging Markets Funds Index(2)
Cumulative value of $10,000	$12,014	$9,471	$17,043	$41,042

Average annual total return	+20.14%	-1.80%	+11.25%	+15.17%

Results for other share classes can be found on page 110.

116  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Threadneedle VP – Emerging Markets Fund

(1)	The Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index’s returns include net reinvested dividends. The Fund’s performance is currently measured against this index for purposes of determining the performance incentive adjustment.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  117

Your Fund at a Glance

Threadneedle VP – International Opportunity Fund

FUND SUMMARY

>	Threadneedle VP – International Opportunity Fund (the Fund) Class 3 shares advanced 13.89% for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its benchmark index, the Morgan Stanley Capital International (MSCI) EAFE Index (MSCI EAFE Index), which advanced 8.21% for the period.

>	The Fund also outperformed its peer group, the Lipper International Large-Cap Core Funds Index which advanced 8.82% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

					Since
					inception
	1 year	3 years	5 years	10 years	5/3/10*
Threadneedle VP – International Opportunity Fund
Class 1	N/A	N/A	N/A	N/A	+14.47%

Class 2	N/A	N/A	N/A	N/A	+14.24%

Class 3	+13.89%	-4.71%	+3.90%	+1.91%	N/A

MSCI EAFE Index (unmanaged)	+8.21%	-6.55%	+2.94%	+3.94%	+9.79%

Lipper International Large-Cap Core Funds Index (unmanaged)	+8.82%	-7.28%	+2.33%	+3.06%	+9.65%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

118  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

Threadneedle VP – International Opportunity Fund

Below, portfolio managers Alex Lyle and Esther Perkins of Threadneedle International Limited (Threadneedle) discuss the Fund’s results and positioning for the fiscal year ended Dec. 31, 2010. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc. acts as the subadviser to the Fund.

Threadneedle VP – International Opportunity Fund (the Fund) Class 3 shares advanced 13.89% for the 12 months ended Dec. 31, 2010. The Fund underperformed its benchmark index, the Morgan Stanley Capital International (MSCI) EAFE Index (MSCI EAFE Index), which advanced 8.21% for the period. The Lipper International Large-Cap Core Funds Index, representing the Fund’s peer group, advanced 8.82% for the same time frame.

Significant performance factors
Generally speaking, the market environment was positive over the past year. Very strong equity markets reflected robust corporate results and attractive valuations. The Fund was fully invested and well positioned to capitalize on the favorable environment. The Fund’s asset allocation strategy contributed to its outperformance of the MSCI EAFE Index. The Fund had larger weightings in Asia and the emerging markets than the MSCI EAFE Index. These regions performed very well as investors recognized their greater potential for growth compared to the highly indebted developed economies.

In Europe, which is a major component of the MSCI EAFE Index, we had a strong preference for the U.K. over continental Europe, and that worked well. Also, on the continent, the Fund had very limited exposure to the

COUNTRY BREAKDOWN(1) (at Dec. 31, 2010)

Australia	4.7%

Belgium	1.1%

Bermuda	0.7%

Brazil	2.2%

Canada	1.8%

China	3.8%

Denmark	1.3%

France	8.4%

Germany	9.4%

Hong Kong	2.6%

Indonesia	0.8%

Italy	1.4%

Japan	15.4%

Luxembourg	0.4%

Mexico	1.1%

Netherlands	2.2%

Norway	1.4%

Singapore	1.4%

South Korea	1.6%

Spain	2.0%

Sweden	4.6%

Switzerland	5.9%

Taiwan	1.6%

Turkey	0.6%

United Kingdom	23.0%

Other(2)	0.6%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  119

Manager Commentary (continued)  Threadneedle VP – International Opportunity Fund problem areas of Europe — Ireland, Greece, Spain and Portugal — where debt struggles have negatively affected stock markets.

The Fund’s sector weightings also had a positive effect on relative performance. We de-emphasized banks because we recognized that increased capital raising, greater industry regulation and the need to strengthen balance sheets would likely result in negative investor sentiment. Our concerns were valid and banks have been a poor performing industry. The Fund also benefited from having a larger consumer discretionary weighting than the MSCI EAFE Index. Within the consumer discretionary area, we focused on companies with exposure to growth areas, for example, those with luxury goods products or with a strong presence in Asia and the emerging markets. Contributors included French luxury goods company Louis Vuitton Moet Hennessy (LVMH) and German auto manufacturer Volkswagon, both of which benefited from sales into Asia.

An overweight in the industrial sector added to relative return as well. We have been enthusiastic about this sector because we expect increasing levels of capital spending from companies that have restricted spending for a number of years, but now that cash flow is good and balance sheets are stronger, finally need to reinvest. We’re also seeing continued expenditure on infrastructure, particularly in emerging economies. This has all benefited industrial holdings such as U.K. engineering firm The Weir Group. An overweight in materials, particularly the mining sector, was also advantageous as these companies performed well. Our emphasis in this area capitalizes on activity in China where demand for commodities has been extremely strong. Materials companies have also benefited from weakness in the U.S. dollar. Australia’s Rio Tinto is an example of a materials holding that has been a strong performer for the Fund.

Additional individual contributors included U.K. power supply company Aggreko and U.K. semiconductor company ARM Holdings. These companies exhibit key themes we’ve focused on, including having healthy balance sheets, reasonable growth, interesting niche positions or exposure to faster growing economies.

The portfolio has been underweight in Japan, a disadvantage as Japanese stocks performed well, mainly due to currency strength. Within Japan, we preferred export-oriented companies and, unfortunately, these companies suffered from the strength of the yen.

Changes to the Fund’s portfolio
We added to the Fund’s industrials exposure over the period, including companies such as Fanuc, a machine tools controls company, and Kawasaki Heavy Industries. We believe these two Japanese companies may benefit from increased infrastructure expenditure and growing use of automation to reduce labor costs. We believe French

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

Rio Tinto PLC (United Kingdom)	2.5%

BG Group PLC (United Kingdom)	2.0%

Volkswagen AG (Germany)	1.9%

Vodaphone Group PLC (United Kingdom)	1.9%

Nestlé SA (Switzerland)	1.8%

Standard Chartered PLC (United Kingdom)	1.7%

Admiral Group PLC (United Kingdom)	1.6%

Fresenius Medical Care AG & Co. KGaA (Germany)	1.6%

LVMH Moet Hennessy Louis Vuitton SA (France)	1.6%

BP PLC (United Kingdom)	1.4%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

120  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Threadneedle VP – International Opportunity Fund

industrial firm Legrand should benefit from efforts to improve energy efficiency and Assa Abloy, a Swedish locks company, is positioned to capitalize on emerging market construction.

We added to the Fund’s consumer discretionary position, focusing on companies with exposure to Asian and emerging economies. Examples include Japanese automotive company Suzuki Motor Corp., which has significant exposure to India, and German automaker Volkswagen, which has significant sales in China and Brazil. We also added to Swiss luxury goods company Swatch, which has strong Asian exposure. To fund those increases we reduced the consumer staples allocation. Consumer staples companies performed well for the Fund in the more difficult economic environment of the past few years, but now that we’re seeing economic growth, we think it is time to shift in favor of consumer discretionary consumption rather than staples. Hence, we sold the Fund’s holdings of Colruyt, a Belgium food retailer, and Reckitt Benckiser, a U.K. personal goods company, mainly due to concern about their valuations. We also reduced holdings of British American Tobacco in the U.K. following its strong performance.

We also reduced the Fund’s health care exposure because we think the earnings outlook for health care companies is fairly dull and the sector is seeing poor earnings revisions compared to other areas. Consequently, we believe there are better opportunities elsewhere.

Our future strategy
Geographically, the portfolio remains overweight in Asia and the emerging markets. We think the growth prospects there are materially superior to those of the developed economies. And although Asia and emerging market equities have already outperformed, we still don’t think valuations fully reflect how much better their prospects are. As of fiscal year end, the Fund remains overweight in the industrials, consumer discretionary and information technology sectors, while its telecommunications services, utilities and consumer staples positions are smaller than those of the MSCI EAFE Index. We consider the outlook for those sectors unexciting either because of competitive environments or because companies within the sectors depend on slower growing domestic economies rather than faster growing overseas markets. On the other hand, we believe technology companies can benefit from increased capital expenditure and a number of innovations that should drive growth within the sector.

Our outlook for equities remains optimistic. We think valuations are attractive by historical comparison. In our view, corporate results and cash flow are both very strong, and the global economy is recovering, though weakly. We do think there will be some challenges, including issues in peripheral Europe and slower growth in developed markets. There may be times when investors become concerned about the economic outlook. Though we think markets could remain volatile with possible setbacks, on balance, we believe equities should be on an upward trend.

Alex Lyle Portfolio Manager	Esther Perkins, CFA® Deputy Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  121

The Fund’s Long-term Performance

Threadneedle VP – International Opportunity Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Threadneedle VP — International Opportunity Fund Class 3 shares (from 1/1/01 to 12/31/10) as compared to the performance of the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
	1 year	3 years	5 years	10 years
Threadneedle VP — International Opportunity Fund Class 3
Class 3 Cumulative value of $10,000	$11,389	$8,652	$12,106	$12,080

Average annual total return	+13.89%	-4.71%	+3.90%	+1.91%

MSCI EAFE Index(1)
Cumulative value of $10,000	$10,821	$8,162	$11,558	$14,709

Average annual total return	+8.21%	-6.55%	+2.94%	+3.94%

Lipper International Large-Cap Core Funds Index(2)
Cumulative value of $10,000	$10,882	$7,972	$11,221	$13,521

Average annual total return	+8.82%	-7.28%	+2.33%	+3.06%

Results for other share classes can be found on page 118.

122  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Threadneedle VP – International Opportunity Fund

(1)	The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper International Large-Cap Core Funds Index includes the 30 largest international large-cap core funds tracked by Lipper Inc. The index’s returns include net reinvested dividends. The Fund’s performance is currently measured against this index for purposes of determining the performance incentive adjustment.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  123

Your Fund at a Glance

VP – Davis New York Venture Fund

FUND SUMMARY

>	Variable Portfolio — Davis New York Venture Fund (the Fund) Class 3 shares gained 11.52% for the 12 months ended Dec. 31, 2010.

>	The Fund underperformed its benchmark, the Standard & Poor’s 500 Index (S&P 500 Index), which gained 15.06% during the same period.

>	The Fund also underperformed its peer group, as represented by the Lipper Large-Cap Core Funds Index, which increased 12.77% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

			Since	Since
			inception	inception
	1 year	3 years	5/1/06	5/3/10*
VP – Davis New York Venture Fund
Class 1	N/A	N/A	N/A	+4.82%

Class 2	N/A	N/A	N/A	+4.72%

Class 3	+11.52%	-3.47%	+0.44%	N/A

S&P 500 Index (unmanaged)	+15.06%	-2.86%	+1.35%	+6.09%

Lipper Large-Cap Core Funds Index (unmanaged)	+12.77%	-3.12%	+1.00%	+4.92%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

124  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

VP – Davis New York Venture Fund

At Dec. 31, 2010, approximately 94% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that VP – Davis NY Venture Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 430, Class 1 share transactions for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, VP – Davis NY Venture Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 146 and 420.

Davis Selected Advisers, L.P., an independent money management firm, manages VP — Davis New York Venture Fund.

VP — Davis New York Venture Fund (the Fund) Class 3 shares gained 11.52% for the 12 months ended Dec. 31, 2010, underperforming the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500 Index), which gained 15.06% over the same period. The Fund underperformed its peer group, represented by the Lipper Large-Cap Core Funds Index, which increased 12.77% for the same period.

Significant performance factors
All sectors of the market registered increases over the year. Consumer discretionary, industrials, and materials were the sectors within the S&P 500 Index that increased the most. Health care and utilities were the sectors within the index that increased the least.

The Fund had more invested in financials than any other sector and these holdings were the most important contributors to the Fund’s performance. The Fund’s financial companies outperformed the corresponding sector within the index (up 17% versus 12% for the index) and had a higher relative average weighting (27% versus 16% for the index). Berkshire Hathaway, Wells Fargo, and Julius Baer were among the most important contributors to performance.

Consumer staples was the second most important contributing sector to absolute performance. The Fund’s consumer staples companies outperformed the corresponding sector within the index (up 18% versus 14% for the

PORTFOLIO BREAKDOWN(1) (at Dec. 31, 2010)

Stocks	95.9%

Consumer Discretionary	5.6%

Consumer Staples	16.8%

Energy	15.5%

Financials	26.3%

Health Care	13.1%

Industrials	5.2%

Information Technology	5.7%

Materials	7.3%

Telecommunication Services	0.4%

Bonds	0.1%

Other(2)	4.0%

(1)	Portfolio holdings include industry sectors that can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  125

Manager Commentary (continued)  VP – Davis New York Venture Fund index) and had a higher relative average weighting (15% versus 11% for the index). Costco and CVS Caremark were among the most important contributors to performance.

While energy companies made positive contributions to absolute performance, they were the most important reason that the Fund lagged the S&P 500 Index. The Fund’s energy companies underperformed the corresponding sector within the S&P 500 Index (up 8% versus 20% for the index) but had a higher relative average weighting (16% versus 11% for the S&P 500 Index) in this stronger performing sector. Occidental Petroleum and Canadian Natural Resources were among the most significant contributors to performance while EOG Resources, Transocean, and China Coal Energy were among the most notable detractors from performance.

While industrial companies also made positive contributions to absolute performance, they were the second most important reason that the Fund’s performance lagged the index. The Fund’s industrial companies underperformed the corresponding sector within the S&P 500 Index (up 19% versus 27% for the index) and had a lower relative average weighting (5% versus 11% for the index) in this stronger performing sector. China Shipping Development was among the most important detractors from performance.

Other companies detracting from performance included Hewlett-Packard, Microsoft, and Visa.

The Fund held approximately 19% of its assets in foreign companies (including American Depositary Receipts) at Dec. 31, 2010. As a whole these companies outperformed the domestic companies held by the Fund.

Changes to the Fund’s portfolio
Our long-term focus usually results in low fund turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. We focus deliberately on the future, considering each company’s long-term business fundamentals.

As of Dec. 31, 2010, only two companies had dropped out of the Fund’s top 10 holdings from the end of 2009. This is consistent with our low-turnover strategy. The Fund continues to own both companies that dropped out, Berkshire Hathaway and JPMorgan Chase, but in reduced amounts. The two new additions to the Fund’s top 10 holdings, CVS Caremark and Canadian Natural Resources, were the Fund’s 11th and 12th largest holdings, respectively, at the end of 2009.

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

Costco Wholesale Corp.	5.7%

Wells Fargo & Co.	4.7%

American Express Co.	4.7%

CVS Caremark Corp.	4.0%

EOG Resources, Inc.	3.8%

Devon Energy Corp.	3.5%

Loews Corp.	3.3%

Occidental Petroleum Corp.	3.2%

Merck & Co., Inc.	3.1%

Canadian Natural Resources Ltd.	3.1%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

126  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Davis New York Venture Fund

Our future strategy
We have built a portfolio that is quite different in composition from the S&P 500 Index. The Fund’s investment strategy is to perform extensive research to buy companies with durable earnings at prices below our estimates of their intrinsic value, and hold them for the long term. We are strong supporters of long-term buy-and-hold investing.

Davis Selected Advisers, L.P.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  127

The Fund’s Long-term Performance

VP – Davis New York Venture Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP — Davis New York Venture Fund Class 3 shares (from 5/1/06 to 12/31/10) as compared to the performance of the S&P 500 Index and the Lipper Large-Cap Core Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
			Since
			inception
	1 year	3 years	5/1/06
VP — Davis New York Venture Fund Class 3
Class 3 Cumulative value of $10,000	$11,152	$8,996	$10,206

Average annual total return	+11.52%	-3.47%	+0.44%

S&P 500 Index(1)
Cumulative value of $10,000	$11,506	$9,168	$10,604

Average annual total return	+15.06%	-2.86%	+1.35%

Lipper Large-Cap Core Funds Index(2)
Cumulative value of $10,000	$11,277	$9,094	$10,442

Average annual total return	+12.77%	-3.12%	+1.00%

Results for other share classes can be found on page 124.

128  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Davis New York Venture Fund

(1)	The Standard & Poor’s 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index’s returns include net reinvested dividends. The Fund’s performance is currently measured against this index for purposes of determining the performance incentive adjustment.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  129

Your Fund at a Glance

VP – Goldman Sachs Mid Cap Value Fund

FUND SUMMARY

>	VP — Goldman Sachs Mid Cap Value Fund (the Fund) Class 3 shares gained 21.87% for the 12 months ended Dec. 31, 2010.

>	The Fund underperformed its benchmark, the Russell Midcap® Value Index, which increased 24.75% during the same period.

>	The Fund outperformed its peer group, as represented by the Lipper Mid-Cap Value Funds Index, which rose 21.64% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

				Since	Since
				inception	inception
	1 year	3 years	5 years	2/4/04	5/3/10*
VP – Goldman Sachs Mid Cap Value Fund
Class 1	N/A	N/A	N/A	N/A	+7.09%

Class 2	N/A	N/A	N/A	N/A	+6.99%

Class 3	+21.87%	+1.77%	+5.30%	+5.79%	N/A

Russell Midcap® Value Index (unmanaged)	+24.75%	+1.01%	+4.08%	+7.76%	+7.16%

Lipper Mid-Cap Value Funds Index (unmanaged)	+21.64%	+0.82%	+4.19%	+6.73%	+7.02%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

130  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

VP – Goldman Sachs Mid Cap Value Fund

Effective May 1, 2010, RiverSource Partners Variable Portfolio — Select Value Fund was renamed VP — Goldman Sachs Mid Cap Value Fund. From Jan. 1, 2010 through Feb. 21, 2010, Systematic Financial Management, L.P. (Systematic) and WEDGE Capital Management L.L.P. (WEDGE) served as subadvisers for the Fund. On Feb. 22, 2010, Goldman Sachs Asset Management, Inc. (Goldman Sachs) replaced Systematic and WEDGE as the sole subadviser to the Fund.

At Dec. 31, 2010, approximately 98% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that VP – Goldman Sachs Mid Cap Value Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 430, Class 1 share transactions for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, VP – Goldman Sachs Mid Cap Value Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 146 and 420.

VP — Goldman Sachs Mid Cap Value Fund (the Fund) Class 3 shares gained 21.87% for the year ending Dec. 31, 2010, underperforming the Fund’s benchmark, the Russell Midcap® Value Index (Russell Index) which gained 24.75% over the same period. The Fund outperformed its peer group, represented by the Lipper Mid-Cap Value Funds Index, which increased 21.64% for the period.

The Fund was managed by Systematic and WEDGE from Jan. 1, 2010 until Feb. 21, 2010. During that period Fund shares gained 0.72%, underperforming the Fund’s benchmark, the Russell Index, which gained 2.29% over the same period. The Fund underperformed its peer group, represented by the Lipper Mid-Cap Value Funds Index, which increased 1.63% for the period.

Goldman Sachs Asset Management Inc. assumed day-to-day management of the Fund on Feb. 22, 2010. From Feb. 22, 2010 through Dec. 31, 2010 the Fund’s Class 3 shares gained 21.00%, underperforming the Fund’s benchmark, the Russell Index, which gained 21.96% over the same period. The Fund outperformed its peer group, represented by the Lipper Mid-Cap Value Funds Index, which increased 19.69% for the period.

SECTOR BREAKDOWN(1) (at Dec. 31, 2010)

Consumer Discretionary	11.9%

Consumer Staples	4.9%

Energy	11.1%

Financials	28.2%

Health Care	6.0%

Industrials	9.3%

Information Technology	6.5%

Materials	5.3%

Telecommunication Services	3.3%

Utilities	10.6%

Other(2)	2.9%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments. The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  131

Manager Commentary (continued)  VP – Goldman Sachs Mid Cap Value Fund

Significant performance factors
Systematic: The early stages of 2010 saw lower-quality, low book-value stocks outperform as investors embraced risk in the first couple weeks of the year, followed by a round of profit taking. This hurt the relative performance of our portion of the Fund’s portfolio, given our focus on higher quality names characterized by positive earnings catalysts.

WEDGE: While the returns of our portion of the Fund’s portfolio were in line with the Russell Index during its January decline, our underperformance came during the market’s sharp rise during the February period. Performance was negatively impacted by security selection in the finance and technology sectors, as well as our overweighting in lower price/earnings securities, and companies trading at higher dollar prices.

Goldman Sachs: Stock selection was the strongest in the information technology sector during the period in which we managed the Fund. Positive performance in this sector was largely driven by our holding in McAfee. We initially started a position in the company as we felt it was a leader in the security software space trading at an attractive valuation. In August, Intel announced that it was acquiring McAfee for a large premium and the stock rose accordingly. We sold out of the position soon after the announcement. Our stock selection in the consumer staples sector also contributed positively to performance, largely due to our position in the vitamin producer and distributor NBTY. Shares were boosted when the Carlyle Group announced that it would acquire NBTY at a significant premium, and we exited the position shortly after.

The bottom performing sector in the portfolio was consumer discretionary. Satellite TV provider DISH Network was a detractor because of its flat returns during the period. We continue to favor this highly cash-generative company, which we believe has the opportunity for margin expansion as the economy continues to improve. Energy was also a sector where our stock selection contributed negatively to portfolio performance. In energy, Range Resources was the top detractor from returns as there was concern over their increased capital expenditures in a weak natural gas environment. The company also faced stricter regulation on drilling in Pennsylvania, where the majority of their shale holdings exist. We moderated our position size in the company during the fourth quarter of 2010.

Changes to the Fund’s portfolio
Systematic: On the margin, we became more cyclical during the first months of the year. For example, we reduced our exposure to less credit sensitive banks such as Hudson City Bancorp and Prosperity Bancshares and purchased credit recover plays such as Comerica, M&T Bank and Fifth Third Bancorp.

WEDGE: We added Bemis Company and Convergys Corporation during this period when we were managing our portion of the portfolio. Bemis earns about 90% of its profit from flexible packaging, with a primary focus on

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

Newfield Exploration Co.	2.9%

Principal Financial Group, Inc.	2.2%

CBS Corp., Class B	1.8%

Lear Corp.	1.7%

Equity Residential	1.7%

Forest Oil Corp.	1.7%

Everest Re Group Ltd.	1.7%

Xcel Energy, Inc.	1.7%

Weatherford International Ltd.	1.7%

The JM Smucker Co.	1.6%

(1)	Percentages indicated are based upon total investments (excluding Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

132  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Goldman Sachs Mid Cap Value Fund

consumer foods and secondarily, healthcare. We believed their consumer staples orientation would support steady revenue growth, and we anticipated meaningful margin improvement due to: 1) their pending acquisition of Alcan Americas Food Packaging, 2) an improvement in input costs trends, and 3) their increased emphasis on manufacturing efficiency. Additionally, Bemis generates strong free cash flow, which is being used to pay down debt, steadily increase its dividend, and continue the company’s practice of making frequent, but relatively small acquisitions to enhance growth potential.

Convergys is a leading provider of technology outsourcing services, encompassing call centers, billing and information services and software, as well as benefits administration/payroll services, trading at what we believe is a low price/earnings multiple on depressed earnings. We anticipated accelerated revenue generation due to: 1) continued macro-economic growth, as well as 2) the impact of an expanded sales force (+50% since 2008). Additionally, we believed margins would continue to expand in their call center operations (70% of their revenues) due to: 1) continued progress of new management in enhancing efficiency (they have already grown operating margins from 5.5% in 2008 to 7.9% in 2009), 2) operating leverage as the economy recovers, and 3) a gradual increase in offshore operations. We believed Convergys’ share price should therefore benefit from higher earnings, as well as a higher price/earnings multiple applied to those earnings.

Goldman Sachs: We added to select energy names levered to a continued recovery in oil prices. One such example is Cameron International, global provider of pressure control, processing, flow control and compression systems as well as project management and aftermarket services for the oil and gas and process industries. We opportunistically initiated the position at a time when the relative valuation versus its peers became compelling. In our view, Cameron should benefit from a positive outlook on the oil service industry. Going forward, Cameron should benefit specifically from increased drilling in international deepwater markets and growth in its maintenance / aftermarket business due to increased regulation in product specification requirements in the US deepwater markets. In real estate investment trusts (REITs), we are constructive on apartment fundamentals due to extremely low supply, secular shifts away from homeownership and a continuing trend of lower turnover. As such we initiated a position in Equity Residential, a REIT with 550 apartment communities in over 20 states. We believe that the company can achieve higher growth than expected, and should also benefit from the refinancing of its debt in 2011 at lower rates.

We took advantage of the market rally to realize gains and redeploy capital into securities with more upside potential. In materials, we sold out of our position in CF Industries Holdings, a North American manufacturer and distributor of agricultural fertilizers, as the company had reported strong earnings and reached our price target. We also exited our position in technology REIT Digital Realty Trust, which had previously benefitted from attractive leasing spreads and a high barrier to entry business. We became concerned that some of the company’s biggest clients would start to develop data centers internally as the economics have turned in favor of this trend. Additionally, advancements in technology have created a secular headwind for the business as there is the potential for decreased demand for space.

Our future strategy
Goldman Sachs: We believe there are many reasons to be constructive on the US equity market in 2011. In our view, valuations are compelling on both absolute and relative levels. Companies are exhibiting strong fundamentals, with improving corporate profits and balance sheets. High cash levels and strong balance sheets bode well for capital expenditures — the fuel for long term growth. We expect that management teams will be focused on capital redeployment through the forms of mergers and acquisitions (M&A), buybacks, and deleveraging of balance sheets, providing further catalysts. We believe recent government actions have created an environment that is more conducive for businesses to grow. Additionally, we believe that the coming year will be a fertile stock-picking environment. The trends that were headwinds for stock-picking in 2010 have started to reverse. We believe the market is shifting its focus from the macro to the micro (company specifics), now that valuation and volatility levels have normalized. We expect greater stock level differentiation going forward,

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  133

Manager Commentary (continued)  VP – Goldman Sachs Mid Cap Value Fund especially between high and low quality stocks now trading at comparable valuations; a recent pick-up in M&A activity has been contributing to this trend. There has been a reduction of regulatory uncertainty with the passage of financial and healthcare reform, and with more clarity to be expected on drilling requirements and best practices in energy in 2011.

We believe that all of these factors should create a favorable stock picking environment in 2011, particularly for our investment approach. We maintain our discipline in striving to find companies with strong or improving fundamentals, led by quality management teams focused on creating shareholder value, and remain focused on the long-term outperformance of the Fund.

Goldman Sachs Asset Management, Inc.	Systematic Financial Management, L.P.

WEDGE Capital Management L.L.P.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

134  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

VP – Goldman Sachs Mid Cap Value Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP — Goldman Sachs Mid Cap Value Fund Class 3 shares (from 2/4/04 to 12/31/10) as compared to the performance of the Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
				Since
				inception
	1 year	3 years	5 years	2/4/04
VP — Goldman Sachs Mid Cap Value Fund Class 3
Class 3 Cumulative value of $10,000	$12,187	$10,542	$12,946	$14,758

Average annual total return	+21.87%	+1.77%	+5.30%	+5.79%

Russell Midcap® Value Index(1)
Cumulative value of $10,000	$12,475	$10,306	$12,213	$16,755

Average annual total return	+24.75%	+1.01%	+4.08%	+7.76%

Lipper Mid-Cap Value Funds Index(2)
Cumulative value of $10,000	$12,164	$10,248	$12,281	$15,675

Average annual total return	+21.64%	+0.82%	+4.19%	+6.73%

Results for other share classes can be found on page 130.

136  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Goldman Sachs Mid Cap Value Fund

(1)	The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index’s returns include net reinvested dividends. The Fund’s performance is currently measured against this index for purposes of determining the performance incentive adjustment.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  137

Your Fund at a Glance

VP – Partners Small Cap Value Fund

FUND SUMMARY

>	VP — Partners Small Cap Value Fund (the Fund) Class 3 shares rose 24.43% for the 12 months ended Dec. 31, 2010.

>	The Fund underperformed its benchmark, the Russell 2000® Value Index, which increased 24.50% during the same period.

>	The Fund also underperformed its peer group, as represented by the Lipper Small-Cap Value Funds Index, which advanced 25.74% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

				Since	Since
				inception	inception
	1 year	3 years	5 years	8/14/01	5/3/10*
VP – Partners Small Cap Value Fund
Class 1	N/A	N/A	N/A	N/A	+6.56%

Class 2	N/A	N/A	N/A	N/A	+6.35%

Class 3	+24.43%	+5.15%	+5.86%	+8.71%	N/A

Russell 2000® Value Index (unmanaged)	+24.50%	+2.19%	+3.52%	+7.77%	+3.38%

Lipper Small-Cap Value Funds Index (unmanaged)	+25.74%	+3.96%	+4.66%	+8.73%	+6.42%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

138  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

VP – Partners Small Cap Value Fund

VP – Partners Small Cap Value Fund’s portfolio is managed by five independent money management firms. As of Dec. 31, 2009, Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley) managed approximately 22%; Donald Smith & Co., Inc. (Donald Smith) managed approximately 22%; Denver Investment Advisors LLC (Denver) managed approximately 18%; River Road Asset Management, LLC (River Road) managed approximately 20% and Turner Investment Partners, Inc. (Turner) managed approximately 18% of the Fund’s assets.

At Dec. 31, 2010, approximately 80% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that VP – Partners Small Cap Value Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 430, Class 1 share transactions for related activity during the most recent fiscal period). While the Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, VP – Partners Small Cap Value Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 146 and 420.

VP — Partners Small Cap Value Fund (the Fund) Class 3 shares gained 24.43% for the 12 months ended Dec. 31, 2010, underperforming the Fund’s benchmark, the Russell 2000 Value Index (Russell Index), which gained 24.50% over the same period. The Fund underperformed its peer group, represented by the Lipper Small-Cap Value Funds Index, which increased 25.74% for the period.

Significant performance factors
Barrow Hanley: In our portion of the Fund, stock selection and weighting within the consumer discretionary sector, and stock selection within the information technology sector contributed to performance. Within the consumer discretionary sector, contributors to performance included Valassis, Gentex, Cabela’s, American Axle & Mfg. Holdings Inc. and Men’s Wearhouse. Contributors to performance within the information technology sector included Vishay Intertechnology, Cognex and Littelfuse.

Stock selection in the industrials and energy sectors detracted from performance relative to the benchmark.

Donald Smith: There were a number of takeovers at substantial premiums during the period that aided performance in our portion of the Fund. Many companies have also been wisely repurchasing their own stock at

SECTOR BREAKDOWN(1) (at Dec. 31, 2010)

Consumer Discretionary	15.7%

Consumer Staples	3.1%

Energy	6.4%

Financials	20.4%

Health Care	4.7%

Industrials	15.9%

Information Technology	13.6%

Materials	6.1%

Telecommunication Services	0.3%

Utilities	5.1%

Other(2)	8.7%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  139

Manager Commentary (continued)  VP – Partners Small Cap Value Fund discounts to book value. Some cyclical companies that would benefit from a strong economy did well and contributed to results. Examples include Axcelis, Dillard’s, Dana, Louisiana Pacific and Tesoro. Underperformers during the period included American National, Micron Technology and Overseas Shipholding.

Denver: The telecommunications services, energy, and interest-rate sensitive sectors provided the greatest positive contributions to results in our portion of the Fund. Within telecommunications services, Adtran Inc. was rewarded for solid execution across its portfolio of products. There was strong demand for its products that help to alleviate congestion for wireless traffic. We sold the stock late in 2010 when it hit our price target. Energy holding RPC Incorporated was our top performer in 2010. RPC is benefitting from substantial growth in pressure-pumping demand coming from shale basins. Industry pricing is rapidly improving as demand is outpacing slower growth in supply. American Equity Life, an equity-indexed annuity provider, continued to generate record sales and operating results as buyers preferred the safety of AEL’s products.

The sectors that detracted from performance were real estate investment trusts (REITS), transportation, and commercial services. Parkway Properties, which focuses its portfolio in suburban office property, was unable to generate the operating improvements and improve its balance sheet as we had expected. We sold the position earlier in the year. When it comes to transportation, the biggest headwind to performance was Arkansas Best, a less-than-truckload provider. Aggressive pricing actions from a nearly bankrupt competitor and increased truckload competition pressured Arkansas Best’s utilization opportunities and therefore, financial results. We see further risks on the horizon and have sold the position. While our small underweight to the commercial services sector proved to be correct, our return was moderately lower than the sector return within the Russell Index.

River Road: A sharply rising market is a headwind for our style of investing. Company-specific fundamentals receive less investor interest and our “off the beaten path” stocks tend to get left behind in the rally. The sectors with the highest contribution to relative performance for 2010 were health care and utilities. For several quarters, we have highlighted our focus on finding compelling value in the beaten down health care sector. This past quarter, many of those investments began to pay-off as our portion of the Fund’s health care-related companies significantly outperformed the broader sector. With regard to utilities, the Fund benefited from stock selection and the underweight in the Russell Index.

A top ten performer for 2010 was health care company Martek Biosciences Corp. Martek produces and sells proprietary DHA oils that are used as additives for infant formula and other consumer and wellness products. In late December, the company announced it would be acquired by DSM, a primary supplier to the firm, in a strategic, all-cash deal that boosted the value of the company’s share price. Specialty dispensing systems manufacturer AptarGroup delivered strong organic growth throughout the year as demand sharply rebounded and

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

Tesoro Corp.	1.2%

Montpelier Re Holdings Ltd.	1.2%

JetBlue Airways Corp.	1.2%

Platinum Underwriters Holdings Ltd.	1.1%

PolyOne Corp.	1.0%

Cognex Corp.	1.0%

Avista Corp.	1.0%

Vishay Intertechnology, Inc.	1.0%

Korn/Ferry International	0.9%

Terex Corp.	0.9%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

140  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Partners Small Cap Value Fund

its customers restocked their thin inventory levels from 2009. Ruddick Corp. delivered solid performance in its Harris Teeter grocery stores despite the headwinds caused by food deflation, customers trading down, and higher promotional activity within the industry.

The sectors with the lowest contribution to relative return were financials and information technology. Financials were the most challenging sector in our portion of the Fund. The reason for our poor performance was stock selection. More specifically, our low risk holdings (particularly in the commercial bank and thrift industries) failed to keep up with the Russell Index. We continue to focus primarily on the insurance sector (which has historically been a strong value-add for our style of investing) and a small, but diversified basket of high quality banking institutions.

Our underperformance in the information technology sector was a result of our failure to trim our investment in Telecommunications Systems Inc. more aggressively following a poor strategic acquisition by the company. Lastly, our investment in for-profit educators Lincoln Educational Services Corp. and Corinthian Colleges Inc. detracted from performance. These investments plummeted when Congress and regulators pursued a “Gainful Employment” proposal, which tied financial aid to expected post-graduation income. This was an unexpected development during a period of such high unemployment. Despite our relatively small positions in these companies, the proposed restrictions on government funding and unfavorable repayment rates for both companies caused their share prices to drop, which made it difficult to control these losses.

Turner: Our stock selection model was broadly predictive during the year as five out of nine sectors outperformed the Russell Index on a relative basis. The financials sector, which accounts for approximately 37% of the weight of the index, was the best relative performing sector, adding positively to results. From a thematic standpoint within the financials sector, our portion of the Fund benefited from an overweight position and strong stock selection among companies with below median forward price-to-earnings ratios. Among these companies, noteworthy performers included REITs and regional banks.

Strong relative returns also came from energy and producer durables. In energy, our portion of the Fund’s performance was helped by strong stock selection in coal and electrical products companies. Within the producer durables sector, the model provided positive broad based stock selection with telecommunications equipment companies contributing the most to relative performance.

Conversely, the technology and consumer discretionary sectors were the largest detractors from performance. In information technology, high beta and high price momentum technology stocks outperformed during the calendar year period. (Beta is a measure of volatility). Our model typically avoids stocks with the highest betas and price momentum. This was a headwind during the full year period. In consumer discretionary, notable relative detractors included select holdings in the finance/rental/leasing industry.

Changes to the Fund’s portfolio
Barrow Hanley: Given our methodology, portfolio change significantly depends on our finding companies with the potential for high fundamental improvement. Alterations to our portion of the Fund are thus evolutionary in nature.

During the last twelve months, the following stocks were eliminated: CKE Restaurants Inc. (acquisition), Encore Acquisition Co. (acquisition), Flowserve Corp., Harsco Corp., Marinemax Inc. and NBTY Inc. (acquisition).

New to the portfolio were Healthsouth Corp., Herman Miller Inc., Janus Capital Group Inc., Mobile Mini Inc., Park Electrochemical Corp., Prosperity Bancshares Inc., Synovus Financial Corp., Trex Co. Inc., United Community Banks Inc. and Vishay Precision Group, Inc. (spinoff).

Donald Smith: We eliminated a number of stocks from our portion of the Fund, most of them after substantial appreciation. Stocks eliminated were: 3Com (acquired), Cooper Tire, Dynegy, Integrated Silicon, Lodgian (acquired), NV Energy, Royal Caribbean Cruises, Sycamore Networks, Stillwater Mining, Superior

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  141

Manager Commentary (continued)  VP – Partners Small Cap Value Fund

Industries, UTStarcom and Validus. New names added were Airtran, Banner Corp., Dynegy, Energy Partners, Flagstone Reinsurance, Montpelier Re, Overseas Shipholding, Sanmina-SCI, Superior, Sycamore Networks, Tecumseh (B) and Tesoro. On average, the new names were purchased at substantial discounts to tangible book value.

Denver: Over the course of the past year, the sectors that saw the most significant absolute increase were basic materials, energy and REITs. Basic materials exposure was increased from the beginning of the year primarily by the additions of Innophos Holdings and Silvercorp Metals. Energy exposure was also increased during the year with the strong performance of RPC and SM Energy, and the purchases of Berry Petroleum and Penn Virginia Corp. The REIT underweight was reduced in 2010 with the addition of BioMed Realty, First Potomac Realty, Government Properties Income Trust, and LTC Properties. The sale of Adtran, after excellent performance drove the stock price to our approximate target price, reduced our exposure in the communications sector. In similar fashion, the sale of Casey’s General Stores was the primary cause for the reduction in consumer staples exposure.

River Road: Over the course of the year, we reduced our portion of the Fund’s concentration in consumer discretionary and consumer staples as many of our holdings reached their assessed absolute values and were sold during the period. As we discovered value in certain segments of the health care, financials, and industrials sectors, we reallocated much of our consumer proceeds into these areas.

As the market headed higher in the second half of 2010, we increased the concentration in the top 20 holdings within our portion of the Fund. This action reflects both our increased conviction in these names, as well as their attractive valuations. Our concentration also increasingly reflects the scarcity of value in the broader small-cap universe. These actions increased the quality of our portion of the Fund, which we believe is important in a period of modest economic growth.

Turner: During the latter part of the year several factors within the financial services sectors, such as price-to-book, became more predictive within the model. Given this increased predictability we reduced our overweight to REITs which benefited our portion of the Fund for the first nine months of the year and allocated more to other areas in the financial sector, such as regional banks.

Our future strategy
Barrow Hanley: While over the short term, market conditions can affect the overall performance of the portfolio (positively or negatively), our goal is not to time the market, but identify individual holdings with future upside potential. The construction of our portion of the Fund is focused on individual stock values more or less independent of sector or industry conditions; therefore, short-term market challenges do not come into play in our individual stock selection. Our mandate simply looks for holdings where the value of the underlying business is significantly greater than the market price of the security.

Regardless of the economic or stock market outlook, we manage our portion of the Fund the same way — stock by stock, seeking the highest returns and lowest coincident risk with no preconceived sector or industry preferences. Usually these company-specific opportunities come our way because we are willing to look through temporary difficulties and toward the long-term value of businesses.

The current portfolio reflects the cumulative total of these individual opportunities over the last three or four years and, as such, is heavily weighted by beneficiaries of the expanding economy. We expect continued economic improvement and, for the individual companies, further progress toward the attainment of improved fundamentals and of market values which reflect their prospects. On the margin, however, new selections will generally be even more influenced by company-specific factors and progressively less by the general level of economic activity.

Donald Smith: Our portion of the Fund’s price-to-tangible book value at December 31st was 95%. This compares favorably with the Russell Index, which sells at about 329% of tangible book value, and the Russell Index Value at 238% of book. Large industry weightings include airlines, insurance, technology and utilities.

142  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Partners Small Cap Value Fund

Denver: Seemingly, very little has changed as we look toward 2011. The economy continues to sputter along, despite unprecedented the Federal Reserve Board (the Fed) stimulus. The broader small-cap benchmark, the Russell Index, had its second consecutive calendar-year return exceeding 20%. This has only occurred two other times since the inception of the Russell Index in 1979. With investors being “pushed” into riskier assets for acceptable returns, small-cap stocks may continue to surprise investors on the upside. Furthermore, we feel strongly that the valuation differential between high-quality and low-quality small-cap stocks is at a level that should produce superior returns for high-quality portfolios over the next several years. This is encouraging to us, given our focus on cash-generative, dividend-paying stocks. We therefore look to 2011 with both optimism and a dose of caution.

River Road: Our outlook emphasizes valuations above all else. When stocks are cheap, we get excited. When stocks are expensive, we get worried. Currently, small-cap stocks are fully valued. The rally in the second half of the year diminished the value available in our investment universe.

We are pleased with the quality and current positioning of our portion of the Fund and, thus, the opportunity we believe lies ahead. We remain steadfastly focused on stocks with stable growth, attractive valuations, and healthy balance sheets. We continue to focus on identifying companies that we believe will make attractive acquisition targets. Despite the market advance, we have also been successful in finding value and enhancing the overall portfolio through active positioning. Last year was a period of high equity correlations and high beta performance. We believe that trend will fade in 2011 and, along with the return of volatility (which creates opportunities for value investors), should create excellent opportunities for our absolute value style of investing.

Turner: In managing our portion of the Fund, we believe that consistent outperformance relative to the Russell Index may be best achieved by identifying the characteristics that drive future price outperformance, and by investing in the companies that exhibit these predictive characteristics. Using our sophisticated quantitative model, we continue to emphasize attractive valuations, balance sheet strength, growth characteristics and positive profitability measures.

Barrow, Hanley, Mewhinney & Strauss, LLC Denver Investment Advisors LLC	Donald Smith & Co., Inc. River Road Asset Management, LLC Turner Investment Partners, Inc.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  143

The Fund’s Long-term Performance

VP – Partners Small Cap Value Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP — Partners Small Cap Value Fund Class 3 shares (from 8/14/01 to 12/31/10) as compared to the performance of the Russell 2000® Value Index and the Lipper Small-Cap Value Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
				Since
				inception
	1 year	3 years	5 years	8/14/01
VP — Partners Small Cap Value Fund Class 3
Class 3 Cumulative value of $10,000	$12,443	$11,627	$13,296	$21,884

Average annual total return	+24.43%	+5.15%	+5.86%	+8.71%

Russell 2000® Value Index(1)
Cumulative value of $10,000	$12,450	$10,670	$11,887	$20,181

Average annual total return	+24.50%	+2.19%	+3.52%	+7.77%

Lipper Small-Cap Value Funds Index(2)
Cumulative value of $10,000	$12,574	$11,236	$12,559	$21,926

Average annual total return	+25.74%	+3.96%	+4.66%	+8.73%

Results for other share classes can be found on page 138.

144  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Partners Small Cap Value Fund

(1)	The Russell 2000® Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index’s returns include net reinvested dividends. The Fund’s performance is currently measured against this index for purposes of determining the performance incentive adjustment.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  145

Fund Expenses Examples
(Unaudited)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees and other expenses; distribution and service (Rule 12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies. In addition to the ongoing expense which the Fund bears directly, the Fund’s shareholders indirectly bear the expense of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

These examples are based on an investment of $1,000 invested at the beginning of the period indicated and held until Dec. 31, 2010.

Actual Expenses
The first line of each table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” (or “Direct expenses paid during the period”, if applicable) to estimate the expenses you paid on your account during this period. You can also estimate the direct and indirect expenses you paid over the period (if applicable) by using the number in the first line under the heading “Direct and indirect expenses paid during the period.”

Hypothetical Example for Comparison Purposes
The second line of each table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class, and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of each table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

RiverSource VP — Balanced Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 3

Actual(b)	$1,000	$1,183.10	$4.46	.81%

Hypothetical (5% return before expenses)	$1,000	$1,021.12	$4.13	.81%

(a)	Expenses are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return of +18.31% for the six months ended Dec. 31, 2010.

146  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Cash Management Fund

	Beginning	Ending	Expenses
	account value	account value	paid during		Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)		expense ratio
Class 1

Actual(b)	$1,000	$1,000.10	$1.16	(c)	.23%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,024.05	$1.17	(c)	.23%(c	)

Class 2

Actual(b)	$1,000	$1,000.10	$1.16	(c)	.23%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,024.05	$1.17	(c)	.23%(c	)

Class 3

Actual(b)	$1,000	$1,000.10	$1.21	(c)	.24%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,024.00	$1.22	(c)	.24%(c	)

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +0.01% for Class 1, +0.01% for Class 2 and +0.01% for Class 3.
(c)	From time to time, Columbia Management Investment Advisers, LLC (the Investment Manager) and its affiliates may limit the expenses of the Fund for the purpose of increasing the yield. This expense limitation policy may be revised or terminated at any time without notice. Had the Investment Manager and its affiliates not limited the expenses of the Fund during the six months ended Dec. 31, 2010, the annualized expense ratios would have been 0.50% for Class 1, 0.76% for Class 2 and 0.63% for Class 3. The actual expenses paid would have been $2.52 for Class 1, $3.83 for Class 2 and $3.18 for Class 3; the hypothetical expenses paid would have been $2.55 for Class 1, $3.87 for Class 2 and $3.21 for Class 3.

RiverSource VP — Diversified Bond Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,029.00	$3.07	.60%

Hypothetical (5% return before expenses)	$1,000	$1,022.18	$3.06	.60%

Class 2

Actual(b)	$1,000	$1,028.10	$4.35	.85%

Hypothetical (5% return before expenses)	$1,000	$1,020.92	$4.33	.85%

Class 3

Actual(b)	$1,000	$1,028.00	$3.68	.72%

Hypothetical (5% return before expenses)	$1,000	$1,021.58	$3.67	.72%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +2.90% for Class 1, +2.81% for Class 2 and +2.80% for Class 3.

RiverSource VP — Diversified Equity Income Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,267.00	$4.34	.76%

Hypothetical (5% return before expenses)	$1,000	$1,021.37	$3.87	.76%

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  147

Fund Expenses Examples (continued)

RiverSource VP — Diversified Equity Income Fund (continued)

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 2

Actual(b)	$1,000	$1,264.40	$5.88	1.03%

Hypothetical (5% return before expenses)	$1,000	$1,020.01	$5.24	1.03%

Class 3

Actual(b)	$1,000	$1,266.30	$5.03	.88%

Hypothetical (5% return before expenses)	$1,000	$1,020.77	$4.48	.88%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +26.70% for Class 1, +26.44% for Class 2 and +26.63% for Class 3.

RiverSource VP — Dynamic Equity Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,254.20	$4.77	.84%

Hypothetical (5% return before expenses)	$1,000	$1,020.97	$4.28	.84%

Class 2

Actual(b)	$1,000	$1,252.90	$6.30	1.11%

Hypothetical (5% return before expenses)	$1,000	$1,019.61	$5.65	1.11%

Class 3

Actual(b)	$1,000	$1,253.70	$5.62	.99%

Hypothetical (5% return before expenses)	$1,000	$1,020.21	$5.04	.99%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +25.42% for Class 1, +25.29% for Class 2 and +25.37% for Class 3.

RiverSource VP — Global Bond Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,071.80	$4.44	.85%

Hypothetical (5% return before expenses)	$1,000	$1,020.92	$4.33	.85%

Class 2

Actual(b)	$1,000	$1,070.50	$5.74	1.10%

Hypothetical (5% return before expenses)	$1,000	$1,019.66	$5.60	1.10%

Class 3

Actual(b)	$1,000	$1,071.20	$5.01	.96%

Hypothetical (5% return before expenses)	$1,000	$1,020.37	$4.89	.96%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +7.18% for Class 1, +7.05% for Class 2 and +7.12% for Class 3.

148  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Global Inflation Protected Securities Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,016.00	$2.90	.57%

Hypothetical (5% return before expenses)	$1,000	$1,022.33	$2.91	.57%

Class 2

Actual(b)	$1,000	$1,013.80	$4.11	.81%

Hypothetical (5% return before expenses)	$1,000	$1,021.12	$4.13	.81%

Class 3

Actual(b)	$1,000	$1,014.90	$3.50	.69%

Hypothetical (5% return before expenses)	$1,000	$1,021.73	$3.52	.69%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +1.60% for Class 1, +1.38% for Class 2 and +1.49% for Class 3.

RiverSource VP — High Yield Bond Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,106.90	$3.98	.75%

Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.82	.75%

Class 2

Actual(b)	$1,000	$1,105.30	$5.57	1.05%

Hypothetical (5% return before expenses)	$1,000	$1,019.91	$5.35	1.05%

Class 3

Actual(b)	$1,000	$1,105.30	$4.72	.89%

Hypothetical (5% return before expenses)	$1,000	$1,020.72	$4.53	.89%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +10.69% for Class 1, +10.53% for Class 2 and +10.53% for Class 3.

RiverSource VP — Income Opportunities Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,097.50	$4.02	.76%

Hypothetical (5% return before expenses)	$1,000	$1,021.37	$3.87	.76%

Class 2

Actual(b)	$1,000	$1,096.60	$5.34	1.01%

Hypothetical (5% return before expenses)	$1,000	$1,020.11	$5.14	1.01%

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  149

Fund Expenses Examples (continued)

RiverSource VP — Income Opportunities Fund (continued)

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 3

Actual(b)	$1,000	$1,097.30	$4.70	.89%

Hypothetical (5% return before expenses)	$1,000	$1,020.72	$4.53	.89%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +9.75% for Class 1, +9.66% for Class 2 and +9.73% for Class 3.

RiverSource VP — Mid Cap Growth Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,316.70	$4.73	.81%

Hypothetical (5% return before expenses)	$1,000	$1,021.12	$4.13	.81%

Class 2

Actual(b)	$1,000	$1,316.10	$6.36	1.09%

Hypothetical (5% return before expenses)	$1,000	$1,019.71	$5.55	1.09%

Class 3

Actual(b)	$1,000	$1,316.10	$5.31	.91%

Hypothetical (5% return before expenses)	$1,000	$1,020.62	$4.63	.91%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +31.67% for Class 1, +31.61% for Class 2 and +31.61% for Class 3.

RiverSource VP — Mid Cap Value Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,309.40	$4.89	.84%

Hypothetical (5% return before expenses)	$1,000	$1,020.97	$4.28	.84%

Class 2

Actual(b)	$1,000	$1,308.20	$6.52	1.12%

Hypothetical (5% return before expenses)	$1,000	$1,019.56	$5.70	1.12%

Class 3

Actual(b)	$1,000	$1,308.20	$5.64	.97%

Hypothetical (5% return before expenses)	$1,000	$1,020.32	$4.94	.97%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +30.94% for Class 1, +30.82% for Class 2 and +30.82% for Class 3.

150  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — S&P 500 Index Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 3

Actual(b)	$1,000	$1,230.00	$2.98	.53%

Hypothetical (5% return before expenses)	$1,000	$1,022.53	$2.70	.53%

(a)	Expenses are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return of +23.00% for the six months ended Dec. 31, 2010.

RiverSource VP — Short Duration U.S. Government Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,008.70	$3.19	.63%

Hypothetical (5% return before expenses)	$1,000	$1,022.03	$3.21	.63%

Class 2

Actual(b)	$1,000	$1,007.80	$4.50	.89%

Hypothetical (5% return before expenses)	$1,000	$1,020.72	$4.53	.89%

Class 3

Actual(b)	$1,000	$1,007.80	$3.85	.76%

Hypothetical (5% return before expenses)	$1,000	$1,021.37	$3.87	.76%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +0.87% for Class 1, +0.78% for Class 2 and +0.78% for Class 3.

Seligman VP — Growth Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,263.00	$4.79	.84%

Hypothetical (5% return before expenses)	$1,000	$1,020.97	$4.28	.84%

Class 2

Actual(b)	$1,000	$1,261.10	$6.21	1.09%

Hypothetical (5% return before expenses)	$1,000	$1,019.71	$5.55	1.09%

Class 3

Actual(b)	$1,000	$1,263.00	$5.30	.93%

Hypothetical (5% return before expenses)	$1,000	$1,020.52	$4.74	.93%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +26.30% for Class 1, +26.11% for Class 2 and +26.30% for Class 3.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  151

Fund Expenses Examples (continued)

Seligman VP — Larger-Cap Value Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,241.00	$5.54	.98%

Hypothetical (5% return before expenses)	$1,000	$1,020.27	$4.99	.98%

Class 2

Actual(b)	$1,000	$1,239.80	$6.94	1.23%

Hypothetical (5% return before expenses)	$1,000	$1,019.00	$6.26	1.23%

Class 3

Actual(b)	$1,000	$1,238.60	$6.21	1.10%

Hypothetical (5% return before expenses)	$1,000	$1,019.66	$5.60	1.10%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +24.10% for Class 1, +23.98% for Class 2 and +23.86% for Class 3.

Seligman VP — Smaller-Cap Value Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,316.60	$6.36	1.09%

Hypothetical (5% return before expenses)	$1,000	$1,019.71	$5.55	1.09%

Class 2

Actual(b)	$1,000	$1,314.30	$7.76	1.33%

Hypothetical (5% return before expenses)	$1,000	$1,018.50	$6.77	1.33%

Class 3

Actual(b)	$1,000	$1,315.40	$7.00	1.20%

Hypothetical (5% return before expenses)	$1,000	$1,019.16	$6.11	1.20%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +31.66% for Class 1, +31.43% for Class 2 and +31.54% for Class 3.

Threadneedle VP — Emerging Markets Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,284.20	$7.83	1.36%

Hypothetical (5% return before expenses)	$1,000	$1,018.35	$6.92	1.36%

Class 2

Actual(b)	$1,000	$1,282.90	$8.98	1.56%

Hypothetical (5% return before expenses)	$1,000	$1,017.34	$7.93	1.56%

152  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Threadneedle VP — Emerging Markets Fund (continued)

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 3

Actual(b)	$1,000	$1,283.20	$8.69	1.51%

Hypothetical (5% return before expenses)	$1,000	$1,017.59	$7.68	1.51%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +28.42% for Class 1, +28.29% for Class 2 and +28.32% for Class 3.

Threadneedle VP — International Opportunity Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,270.20	$6.47	1.13%

Hypothetical (5% return before expenses)	$1,000	$1,019.51	$5.75	1.13%

Class 2

Actual(b)	$1,000	$1,268.10	$8.06	1.41%

Hypothetical (5% return before expenses)	$1,000	$1,018.10	$7.17	1.41%

Class 3

Actual(b)	$1,000	$1,268.80	$7.09	1.24%

Hypothetical (5% return before expenses)	$1,000	$1,018.95	$6.31	1.24%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +27.02% for Class 1, +26.81% for Class 2 and +26.88% for Class 3.

VP — Davis New York Venture Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,210.70	$4.51	.81%

Hypothetical (5% return before expenses)	$1,000	$1,021.12	$4.13	.81%

Class 2

Actual(b)	$1,000	$1,208.00	$4.90	.88%

Hypothetical (5% return before expenses)	$1,000	$1,020.77	$4.48	.88%

Class 3

Actual(b)	$1,000	$1,209.40	$5.07	.91%

Hypothetical (5% return before expenses)	$1,000	$1,020.62	$4.63	.91%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +21.07% for Class 1, +20.80% for Class 2 and +20.94% for Class 3.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  153

Fund Expenses Examples (continued)

VP — Goldman Sachs Mid Cap Value Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,285.10	$5.30	.92%

Hypothetical (5% return before expenses)	$1,000	$1,020.57	$4.69	.92%

Class 2

Actual(b)	$1,000	$1,283.90	$6.85	1.19%

Hypothetical (5% return before expenses)	$1,000	$1,019.21	$6.06	1.19%

Class 3

Actual(b)	$1,000	$1,283.60	$5.99	1.04%

Hypothetical (5% return before expenses)	$1,000	$1,019.96	$5.30	1.04%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +28.51% for Class 1, +28.39% for Class 2 and +28.36% for Class 3.

VP — Partners Small Cap Value Fund

				Direct and
			Direct	indirect
	Beginning	Ending	expenses	expenses
	account value	account value	paid during	paid during
	July 1, 2010	Dec. 31, 2010	the period(a)	the period(b)
Class 1

Actual(c)	$1,000	$1,258.60	$6.15	$6.43

Hypothetical (5% return before expenses)	$1,000	$1,019.76	$5.50	$5.75

Class 2

Actual(c)	$1,000	$1,257.20	$7.45	$7.74

Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.67	$6.92

Class 3

Actual(c)	$1,000	$1,258.00	$6.89	$7.17

Hypothetical (5% return before expenses)	$1,000	$1,019.11	$6.16	$6.41

Annualized Expense Ratios

	Fund’s	Acquired fund
	annualized	(underlying fund)	Net fund
	expense ratio	fees and expenses	expenses
Class 1	1.08%	.05%	1.13%

Class 2	1.31%	.05%	1.36%

Class 3	1.21%	.05%	1.26%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Expenses are equal to the annualized expense ratio for each class as indicated above, plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(c)	Based on the actual return for the six months ended Dec. 31, 2010: +25.86% for Class 1, +25.72% for Class 2 and +25.80% for Class 3.

154  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Portfolio of Investments

RiverSource VP — Balanced Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (67.8%)
Issuer	Shares		Value(a)

Aerospace & Defense (1.9%)
Honeywell International, Inc.	124,557		$6,621,450
The Boeing Co.	30,977		2,021,559
United Technologies Corp.	122,532		9,645,719

Total			18,288,728

Air Freight & Logistics (0.6%)
United Parcel Service, Inc., Class B	78,836		5,721,917

Airlines (1.0%)
AMR Corp.	70,727	(b)	550,963
Delta Air Lines, Inc.	199,354	(b)	2,511,860
U.S. Airways Group, Inc.	228,599	(b,q)	2,288,276
United Continental Holdings, Inc.	180,750	(b,q)	4,305,466

Total			9,656,565

Automobiles (0.8%)
Ford Motor Co.	470,459	(b,q)	7,899,007

Biotechnology (0.7%)
Gilead Sciences, Inc.	180,961	(b)	6,558,027

Capital Markets (3.4%)
Morgan Stanley	441,717		12,019,120
The Bank of New York Mellon Corp.	143,231		4,325,576
The Goldman Sachs Group, Inc.	99,012		16,649,858

Total			32,994,554

Chemicals (2.8%)
Air Products & Chemicals, Inc.	62,741		5,706,294
Chemtura Corp.	22,272	(b)	355,907
EI du Pont de Nemours & Co.	290,153		14,472,832
The Dow Chemical Co.	176,274	(q)	6,017,994

Total			26,553,027

Commercial Banks (0.4%)
Wells Fargo & Co.	124,136		3,846,975

Communications Equipment (0.3%)
Nokia OYJ, ADR	276,009	(c,q)	2,848,413

Computers & Peripherals (0.6%)
Hewlett-Packard Co.	132,125		5,562,463

Diversified Financial Services (4.4%)
Bank of America Corp.	1,563,220	(q)	20,853,354
JPMorgan Chase & Co.	510,918		21,673,141

Total			42,526,495

Diversified Telecommunication Services (2.2%)
AT&T, Inc.	343,396		10,088,974
Verizon Communications, Inc.	300,307	(q)	10,744,985

Total			20,833,959

Electrical Equipment (0.9%)
ABB Ltd., ADR	213,180	(b,c,q)	4,785,891
Emerson Electric Co.	74,525	(q)	4,260,594

Total			9,046,485

Electronic Equipment, Instruments & Components (0.2%)
Tyco Electronics Ltd.	41,086	(c)	1,454,444

Energy Equipment & Services (3.1%)
Baker Hughes, Inc.	142,866	(q)	8,167,649
Halliburton Co.	268,687		10,970,490
National Oilwell Varco, Inc.	63,614		4,278,042
Schlumberger Ltd.	79,018		6,598,003

Total			30,014,184

Food & Staples Retailing (1.2%)
CVS Caremark Corp.	159,592		5,549,014
Wal-Mart Stores, Inc.	115,182		6,211,765

Total			11,760,779

Health Care Providers & Services (0.4%)
WellPoint, Inc.	60,375	(b)	3,432,923

Hotels, Restaurants & Leisure (0.8%)
Carnival Corp. Unit	173,618		8,005,526

Household Durables (0.1%)
Lennar Corp., Class A	47,104		883,200

Industrial Conglomerates (2.8%)
General Electric Co.	354,247		6,479,178
Siemens AG, ADR	117,114	(c)	14,551,414
Tyco International Ltd.	147,649		6,118,575

Total			27,149,167

Insurance (4.3%)
ACE Ltd.	148,747	(c)	9,259,501
Everest Re Group Ltd.	60,425	(c)	5,125,249
The Travelers Companies, Inc.	94,076	(q)	5,240,974
XL Group PLC	1,003,410		21,894,405

Total			41,520,129

IT Services (2.2%)
Accenture PLC, Class A	139,527	(c)	6,765,664
IBM Corp.	51,201	(q)	7,514,259
Mastercard, Inc., Class A	30,201		6,768,346

Total			21,048,269

Life Sciences Tools & Services (1.5%)
Agilent Technologies, Inc.	81,595	(b)	3,380,481
Life Technologies Corp.	73,544	(b)	4,081,692
Thermo Fisher Scientific, Inc.	129,840	(b)	7,187,942

Total			14,650,115

Machinery (4.7%)
Caterpillar, Inc.	129,810	(q)	12,158,004
Deere & Co.	64,089		5,322,591
Eaton Corp.	70,032		7,108,948
Illinois Tool Works, Inc.	204,298	(q)	10,909,513
Ingersoll-Rand PLC	77,789	(c,q)	3,663,084
Parker Hannifin Corp.	69,343		5,984,301

Total			45,146,441

Media (1.4%)
Comcast Corp., Class A	162,329	(q)	3,566,368
Time Warner, Inc.	86,952		2,797,246
Viacom, Inc., Class B	167,072		6,617,722

Total			12,981,336

Metals & Mining (1.9%)
Freeport-McMoRan Copper & Gold, Inc.	65,391		7,852,806
Nucor Corp.	64,282	(q)	2,816,837
Rio Tinto PLC, ADR	42,020	(c,q)	3,011,153
Vale SA, ADR	71,062	(c,q)	2,456,613
Xstrata PLC	109,669	(c)	2,574,510

Total			18,711,919

Multiline Retail (1.5%)
Kohl’s Corp.	116,022	(b)	6,304,635
Target Corp.	126,993	(q)	7,636,090

Total			13,940,725

Multi-Utilities (0.6%)
Dominion Resources, Inc.	144,372	(q)	6,167,572

Oil, Gas & Consumable Fuels (8.0%)
Anadarko Petroleum Corp.	98,861		7,529,254
Apache Corp.	86,915		10,362,875
Chevron Corp.	239,385		21,843,881
ConocoPhillips	112,064		7,631,558
Devon Energy Corp.	54,228		4,257,440
Exxon Mobil Corp.	309,835		22,655,135
Southwestern Energy Co.	46,618	(b)	1,744,912

Total			76,025,055

Pharmaceuticals (3.9%)
Abbott Laboratories	110,290		5,283,994
Bristol-Myers Squibb Co.	285,907	(q)	7,570,817
Merck & Co., Inc.	302,152		10,889,558

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  155

Portfolio of Investments (continued)

RiverSource VP — Balanced Fund

Common Stocks (continued)
Issuer	Shares		Value(a)

Pharmaceuticals (cont.)
Novartis AG, ADR	79,858	(c)	$4,707,629
Pfizer, Inc.	487,976		8,544,460

Total			36,996,458

Road & Rail (0.2%)
CSX Corp.	32,369		2,091,361

Semiconductors & Semiconductor Equipment (1.9%)
Intel Corp.	491,639		10,339,168
LSI Corp.	943,255	(b)	5,650,097
Microchip Technology, Inc.	66,331	(q)	2,269,184

Total			18,258,449

Software (2.8%)
Microsoft Corp.	402,590		11,240,313
Oracle Corp.	498,656		15,607,933

Total			26,848,246

Specialty Retail (1.5%)
Best Buy Co., Inc.	119,965		4,113,600
Home Depot, Inc.	186,019	(q)	6,521,826
Staples, Inc.	149,261	(q)	3,398,673

Total			14,034,099

Tobacco (2.5%)
Lorillard, Inc.	238,512		19,572,295
Philip Morris International, Inc.	83,740		4,901,302

Total			24,473,597

Wireless Telecommunication Services (0.3%)
Sprint Nextel Corp.	586,412	(b,q)	2,480,523

Total Common Stocks
(Cost: $480,963,536)			$650,411,132

Bonds (36.8%)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Foreign Agencies (0.1%)(c)
Pemex Project Funding Master Trust
03-01-18	5.750%	$245,000		$261,951
06-15-35	6.625	384,000		390,717
Petroleos de Venezuela SA
04-12-17	5.250	663,000		379,568

Total				1,032,236

Sovereign (0.4%)(c)
Argentina Bonos Senior Unsecured
09-12-13	7.000	585,000		588,054
Argentina Government International Bond Senior Unsecured
12-15-35	0.000	631,000	(j)	95,597
Colombia Government International Bond
01-27-17	7.375	305,000		359,900
El Salvador Government International Bond Senior Unsecured
06-15-35	7.650	119,000	(d)	125,843
Indonesia Government International Bond Senior Unsecured
01-17-18	6.875	288,000	(d)	334,080
10-12-35	8.500	235,000	(d)	307,850
Philippine Government International Bond Senior Unsecured
01-14-31	7.750	329,000		405,493
Russian Foreign Bond — Eurobond
03-31-30	7.500	279,240	(d)	322,522
Turkey Government International Bond Senior Unsecured
09-26-16	7.000	100,000		115,000
04-03-18	6.750	309,000		353,033
03-17-36	6.875	527,000		587,604
Uruguay Government International Bond
05-17-17	9.250	146,000		188,340
Uruguay Government International Bond Senior Unsecured
03-21-36	7.625	143,000		169,813
Venezuela Government International Bond
02-26-16	5.750	154,000	(d)	108,570
Venezuela Government International Bond Senior Unsecured
10-08-14	8.500	154,000		130,130

Total				4,191,829

Treasury (0.3%) (c)
Brazil Notas do Tesouro Nacional (BRL)
01-01-13	10.000	150,000		912,156
Indonesia Treasury Bond (IDR) Senior Unsecured
07-15-22	10.250	3,307,000,000		422,854
Mexican Bonos (MXN)
12-17-15	8.000	23,050,000		1,998,069

Total				3,333,079

U.S. Government Obligations & Agencies (4.6%)
Federal Home Loan Banks
12-28-11	1.000	1,000,000		1,006,087
Federal Home Loan Mortgage Corp.
04-18-16	5.250	4,000,000		4,575,532
Federal National Mortgage Association
10-26-15	1.625	430,000		419,112
U.S. Treasury
08-31-12	0.375	180,000		179,677
11-15-12	1.375	3,595,000		3,648,645
01-15-13	1.375	810,000		822,340
02-15-13	1.375	475,000		482,125
03-15-13	1.375	895,000		908,076
02-15-14	4.000	1,780,000		1,939,088
11-30-15	1.375	3,252,000		3,160,284
08-31-16	3.000	378,000		392,411
07-31-17	2.375	4,670,000		4,608,706
08-15-20	2.625	3,000,000		2,844,141
11-15-20	2.625	2,140,000		2,018,621
02-15-40	4.625	2,900,000		3,037,750
05-15-40	4.375	4,000,000		4,019,360
08-15-40	3.875	6,725,000		6,194,356
U.S. Treasury Inflation-Indexed Bond
07-15-12	3.000	687,243	(p)	730,012
07-15-17	2.625	1,055,230	(p)	1,200,947
01-15-29	2.500	789,446	(p)	895,810

Total				43,083,080

Asset-Backed (2.2%)
Access Group, Inc. Series 2005-1 Class A1
06-22-18	0.383	554,771	(i)	554,065
AmeriCredit Automobile Receivables Trust Series 2010-1 Class A3
03-17-14	1.660	550,000		552,547
Avis Budget Rental Car Funding AESOP LLC Series 2010-2A Class A
08-20-14	3.630	400,000	(d)	410,964
Chrysler Financial Lease Trust Series 2010-A Class A2
06-15-11	1.780	2,114,423	(d)	2,116,634
Chrysler Financial Lease Trust Series 2010-A Class C
09-16-13	4.490	1,350,000	(d)	1,350,566
Citibank Credit Card Issuance Trust Series 2008-C6 Class C6
06-20-14	6.300	800,000		846,261
CitiFinancial Auto Issuance Trust Series 2009-1 Class A2
11-15-12	1.830	1,882,593	(d)	1,888,360
Countrywide Asset-Backed Certificates Series 2006-4 Class 1A1M
07-25-36	0.521	335,891	(i)	221,941
Crown Castle Towers LLC Senior Secured
01-15-15	4.523	1,000,000	(d)	1,036,640
Deutsche Mortgage Securities, Inc. CMO Series 2009-RS2 Class 4A1
04-26-37	0.383	592,237	(d,i)	581,471
DT Auto Owner Trust Series 2009-1 Class A1
10-15-15	2.980	1,076,053	(d)	1,081,920
DT Auto Owner Trust Series 2010-1A Class A2
12-17-12	0.990	1,030,000	(d)	1,030,182
Ford Credit Floorplan Master Owner Trust Series 2006-4 Class A
06-15-13	0.510	500,000	(i)	498,552
GTP Towers Issuer LLC
02-15-15	4.436	300,000	(d)	317,546
Hertz Vehicle Financing LLC Series 2009-2A Class A1
03-25-14	4.260	900,000	(d)	936,403
Hertz Vehicle Financing LLC Series 2010-1A Class A1
02-25-15	2.600	500,000	(d)	499,465

See accompanying Notes to Portfolio of Investments.

156  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Balanced Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Asset-Backed (cont.)
Morgan Stanley Resecuritization Trust Series 2010-F Class A
06-17-13	0.511%	$700,000	(d,i)	$698,360
National Collegiate Student Loan Trust CMO I.O. Series 2006-2 Class AIO
08-25-11	10.040	2,325,000	(m)	68,529
National Collegiate Student Loan Trust CMO I.O. Series 2006-3 Class AIO
01-25-12	5.880	3,400,000	(m)	187,999
Renaissance Home Equity Loan Trust Series 2005-4 Class A3
02-25-36	5.565	550,511		522,935
Santander Drive Auto Receivables Trust Series 2010-2 Class A2
08-15-13	0.950	1,150,000		1,149,859
SBA Tower Trust
04-15-15	4.254	1,000,000	(d)	1,041,735
Sierra Receivables Funding Co. Series 2007-2A Class A2 (NPFGC)
09-20-19	1.261	620,305	(d,i,o)	602,471
Sierra Receivables Funding Co. Series 2010-1A Class A1
07-20-26	4.480	162,550	(d)	165,608
Sierra Receivables Funding Co. Series 2010-2A Class A
11-20-25	3.840	342,641	(d)	343,105
Sierra Receivables Funding Co. Series 2010-3A Class A
11-20-25	3.510	323,082	(d)	321,337
SLM Student Loan Trust Series 2006-C Class A2
09-15-20	0.352	601,046	(i)	592,475
Triad Auto Receivables Owner Trust Series 2006-B Class A4 (AGM)
11-12-12	5.520	355,708	(o)	356,185
Triad Auto Receivables Owner Trust Series 2006-C Class A4 (AMBAC)
05-13-13	5.310	1,037,464	(o)	1,050,907

Total				21,025,022

Commercial Mortgage-Backed (4.2%)(f)
Americold LLC Trust Series 2010-ARTA Class A1
01-14-29	3.847	650,000	(d)	651,245
Banc of America Commercial Mortgage, Inc. Series 2005-3 Class A3A
07-10-43	4.621	675,000		698,475
Banc of America Commercial Mortgage, Inc. Series 2005-3 Class A4
07-10-43	4.668	625,000		656,492
Banc of America Commercial Mortgage, Inc. Series 2005-6 Class A4
09-10-47	5.195	850,000		912,950
Bear Stearns Commercial Mortgage Securities Series 2007-PW18 Class A1
06-13-50	5.038	138,179		139,835
CDC Commercial Mortgage Trust Series 2002-FX1 Class A2
11-15-30	5.676	2,237,669		2,275,856
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4
10-15-49	5.431	650,000		694,238
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class ASB
07-15-44	5.222	752,242		800,475
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4
12-11-49	5.322	1,000,000		1,041,975
Commercial Mortgage Pass-Through Certificates Series 2006-CN2A Class BFL
02-05-19	0.571	600,000	(d,i)	574,025
Commercial Mortgage Pass-Through Certificates Series 2007-C9 Class A4
12-10-49	5.815	625,000		672,450
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1 Class A4
01-15-37	4.750	705,000		738,551
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C2 Class A1
05-15-36	3.819	147,286		149,155
Extended Stay America Trust Series 2010-ESHA Class A
11-05-27	2.951	698,878	(d)	687,466
Federal National Mortgage Association CMO Series 2002-M2 Class C
08-25-12	4.717	190,882		199,766
FREMPF Mortgage Trust CMO Series 2010-K6 Class B
12-26-46	5.357	300,000	(d)	264,925
GE Capital Commercial Mortgage Corp. Series 2001-3 Class A2
06-10-38	6.070	600,000		616,098
General Electric Capital Assurance Co. Series 2003-1 Class A4
05-12-35	5.254	881,688	(d)	934,597
General Electric Capital Assurance Co. Series 2003-1 Class A5
05-12-35	5.743	400,000	(d)	438,371
Greenwich Capital Commercial Funding Corp. Series 2003-C1 Class A3
07-05-35	3.858	488,945		498,817
Greenwich Capital Commercial Funding Corp. Series 2004-GG1 Class A5
06-10-36	4.883	498,728		504,062
Greenwich Capital Commercial Funding Corp. Series 2007-GG11 Class A4
12-10-49	5.736	150,000		158,089
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4
03-10-39	5.444	3,475,000		3,661,184
GS Mortgage Securities Corp. II Series 2004-GG2 Class A3
08-10-38	4.602	109,745		110,296
GS Mortgage Securities Corp. II Series 2007-EOP Class J
03-06-20	1.120	1,700,000	(d,i)	1,520,575
GS Mortgage Securities Corp. II Series 2007-GG10 Class F
08-10-45	5.808	1,050,000		86,214
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2003-LN1 Class A1
10-15-37	4.134	519,442		540,524
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2003-ML1A Class A1
03-12-39	3.972	288,255		294,720
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-CBX Class A3
01-12-37	4.184	412,282		412,776
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP2 Class A3
07-15-42	4.697	350,000		358,522
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP3 Class ASB
08-15-42	4.893	755,315		789,064
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5 Class A4
12-15-44	5.203	950,000		1,024,085
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP6 Class ASB
04-15-43	5.490	275,000		291,385
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2009-IWST Class A1
12-05-27	4.314	418,583	(d)	438,574
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2009-IWST Class A2
12-05-27	5.633	500,000	(d)	537,045
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2010-C1 Class A1
06-15-43	3.853	495,235	(d)	508,435
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2010-C2 Class A3
11-15-43	4.070	300,000	(d)	285,274
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2010-CNTR Class A2
08-05-32	4.311	700,000	(d)	662,736
LB-UBS Commercial Mortgage Trust Series 2004-C2 Class A3
03-15-29	3.973	1,250,000		1,270,800
LB-UBS Commercial Mortgage Trust Series 2005-C5 Class AAB
09-15-30	4.930	350,837		368,766
LB-UBS Commercial Mortgage Trust Series 2006-C4 Class AAB
06-15-32	5.856	1,075,000		1,157,245
LB-UBS Commercial Mortgage Trust Series 2007-C7 Class A3
09-15-45	5.866	1,200,000		1,267,598
Merrill Lynch Mortgage Trust Series 2008-C1 Class A1
02-12-51	4.706	204,661		208,122

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  157

Portfolio of Investments (continued)

RiverSource VP — Balanced Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Commercial Mortgage-Backed (cont.)
Morgan Stanley Capital I Series 2004-HQ4 Class A5
04-14-40	4.590%	$1,850,000		$1,858,381
Morgan Stanley Capital I Series 2006-T23 Class AAB
08-12-41	5.795	850,000		921,599
Morgan Stanley Reremic Trust Series 2009-GG10 Class A4A
08-12-45	5.807	1,325,000	(d,i)	1,416,752
Morgan Stanley Reremic Trust Series 2010-GG10 Class A4A
08-12-45	6.002	3,325,000	(d)	3,555,244
Wachovia Bank Commercial Mortgage Trust Series 2005-C20 Class A5
07-15-42	5.087	1,250,000		1,276,200
Wachovia Bank Commercial Mortgage Trust Series 2006-C24 Class APB
03-15-45	5.576	650,000		687,509
Wachovia Bank Commercial Mortgage Trust Series 2006-C27 Class APB
07-15-45	5.727	900,000		948,994

Total				40,766,532

Residential Mortgage-Backed (12.2%)(f,u)
Chaseflex Trust CMO Series 2005-2 Class 2A2
06-25-35	6.500	1,581,357		1,474,435
Citigroup Mortgage Loan Trust, Inc. CMO Series 2010-6 Class 1A1
05-25-35	4.750	1,838,753	(d)	1,880,173
Countrywide Alternative Loan Trust CMO Series 2003-11T1 Class A1
07-25-18	4.750	424,103		430,519
Countrywide Home Loan Mortgage Pass-Through Trust CMO Series 2005-R2 Class 2A1
06-25-35	7.000	995,261	(d)	1,013,159
Federal Home Loan Mortgage Corp.
01-01-26	3.500	2,300,000	(g)	2,313,657
01-01-41	6.000	7,500,000	(g)	8,123,438
Federal Home Loan Mortgage Corp. #C53878
12-01-30	5.500	1,357,285		1,456,712
Federal Home Loan Mortgage Corp. #C65869
04-01-32	6.000	593,535		662,935
Federal Home Loan Mortgage Corp. #C66871
05-01-32	6.500	1,550,404		1,763,481
Federal Home Loan Mortgage Corp. #C71514
07-01-32	6.500	71,747		80,673
Federal Home Loan Mortgage Corp. #C90598
10-01-22	6.500	162,423		179,990
Federal Home Loan Mortgage Corp. #C90767
12-01-23	6.000	1,127,455		1,239,249
Federal Home Loan Mortgage Corp. #D32310
11-01-22	8.000	4,914		5,541
Federal Home Loan Mortgage Corp. #D55755
08-01-24	8.000	42,315		49,417
Federal Home Loan Mortgage Corp. #D96300
10-01-23	5.500	209,086		224,213
Federal Home Loan Mortgage Corp. #E01127
02-01-17	6.500	107,697		117,346
Federal Home Loan Mortgage Corp. #E01419
05-01-18	5.500	571,472		616,475
Federal Home Loan Mortgage Corp. #E81009
07-01-15	7.500	24,339		24,732
Federal Home Loan Mortgage Corp. #E98725
08-01-18	5.000	1,531,165		1,631,737
Federal Home Loan Mortgage Corp. #E99684
10-01-18	5.000	850,967		916,399
Federal Home Loan Mortgage Corp. #G01410
04-01-32	7.000	280,378		319,657
Federal Home Loan Mortgage Corp. #G01864
01-01-34	5.000	1,190,920		1,257,213
Federal Home Loan Mortgage Corp. CMO I.O. Series 2795 Class IY
07-15-17	85.440	236,764	(m)	3,100
Federal Home Loan Mortgage Corp. CMO I.O. Series 2817 Class SA
06-15-32	20.000	559,449	(m)	41,960
Federal Home Loan Mortgage Corp. CMO I.O. Series 2936 Class AS
02-15-35	12.810	517,254	(m)	75,825
Federal Home Loan Mortgage Corp. CMO I.O. Series 2950 Class SM
03-15-35	2.330	674,379	(m)	82,079
Federal Home Loan Mortgage Corp. CMO I.O. Series 3256 Class S
12-15-36	18.708	1,429,720	(m)	196,150
Federal Home Loan Mortgage Corp. CMO I.O. Series 3639 Class SC
02-15-40	22.273	949,460	(m)	100,948
Federal National Mortgage Association
01-01-26	3.500	1,260,000	(g)	1,268,663
01-01-26	4.500	5,450,000	(g)	5,713,131
01-01-26	5.500	750,000	(g)	806,250
01-01-41	4.000	10,350,000	(g)	10,295,020
01-01-41	4.500	11,050,000	(g)	11,341,785
01-01-41	5.500	1,975,000	(g)	2,112,942
01-01-41	6.000	7,680,000	(g)	8,347,199
01-01-41	6.500	3,500,000	(g)	3,889,375
Federal National Mortgage Association #190899
04-01-23	8.500	64,628		71,543
Federal National Mortgage Association #190944
05-01-24	6.000	397,693		438,677
Federal National Mortgage Association #190988
06-01-24	9.000	42,351		49,419
Federal National Mortgage Association #250322
08-01-25	7.500	7,278		8,315
Federal National Mortgage Association #250384
11-01-25	7.500	100,802		115,161
Federal National Mortgage Association #250495
03-01-26	7.000	106,496		120,878
Federal National Mortgage Association #254494
08-01-22	7.000	140,139		160,172
Federal National Mortgage Association #254675
01-01-23	6.500	193,358		213,824
Federal National Mortgage Association #254708
02-01-23	7.000	49,404		56,164
Federal National Mortgage Association #304279
02-01-25	8.500	67,548		78,349
Federal National Mortgage Association #309341
05-01-25	8.500	24,182		28,049
Federal National Mortgage Association #323606
03-01-29	6.500	27,207		30,592
Federal National Mortgage Association #433310
08-01-28	6.500	139,868		157,270
Federal National Mortgage Association #440730
12-01-28	6.000	103,225		115,570
Federal National Mortgage Association #505122
07-01-29	7.000	423,150		481,497
Federal National Mortgage Association #50553
04-01-22	8.000	48,710		56,212
Federal National Mortgage Association #510587
08-01-29	7.000	84,121		95,720
Federal National Mortgage Association #540041
02-01-29	7.000	486,544		552,250
Federal National Mortgage Association #545489
03-01-32	6.500	98,013		110,207
Federal National Mortgage Association #545684
05-01-32	7.500	84,813		97,329
Federal National Mortgage Association #545885
08-01-32	6.500	162,529		183,912
Federal National Mortgage Association #555376
04-01-18	4.500	384,950		407,807
Federal National Mortgage Association #555734
07-01-23	5.000	925,440		985,506
Federal National Mortgage Association #615135
11-01-16	6.000	59,705		64,995
Federal National Mortgage Association #642346
05-01-32	7.000	383,375		436,953
Federal National Mortgage Association #643381
06-01-17	6.000	45,208		49,312
Federal National Mortgage Association #645277
05-01-32	7.000	30,674		34,961
Federal National Mortgage Association #645569
06-01-32	7.000	255,476		291,181
Federal National Mortgage Association #646446
06-01-17	6.500	84,629		92,603
Federal National Mortgage Association #650105
08-01-17	6.500	209,025	(n)	228,719
Federal National Mortgage Association #662197
09-01-32	6.500	151,272		170,093
Federal National Mortgage Association #670387
08-01-32	7.000	132,494		150,858
Federal National Mortgage Association #670711
10-01-32	7.000	96,457		109,938
Federal National Mortgage Association #673179
02-01-18	6.000	163,422		178,257
Federal National Mortgage Association #676511
12-01-32	7.000	72,285		82,388
Federal National Mortgage Association #678397
12-01-32	7.000	523,858	(n)	597,070

See accompanying Notes to Portfolio of Investments.

158  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Balanced Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Residential Mortgage-Backed (cont.)
Federal National Mortgage Association #687887
03-01-33	5.500%	$974,056		$1,056,528
Federal National Mortgage Association #689093
07-01-28	5.500	399,204		431,300
Federal National Mortgage Association #694546
03-01-33	5.500	401,940	(n)	433,251
Federal National Mortgage Association #703726
02-01-33	5.000	1,113,008		1,182,044
Federal National Mortgage Association #725284
11-01-18	7.000	41,574		43,640
Federal National Mortgage Association #726940
08-01-23	5.500	165,966		179,746
Federal National Mortgage Association #735382
04-01-35	5.000	1,301,609		1,375,022
Federal National Mortgage Association #735579
06-01-35	5.000	1,505,695		1,590,618
Federal National Mortgage Association #747642
11-01-28	5.500	175,104		189,182
Federal National Mortgage Association #753074
12-01-28	5.500	886,621		957,904
Federal National Mortgage Association #755598
11-01-28	5.000	338,569		359,569
Federal National Mortgage Association #761031
01-01-34	5.000	257,281		272,982
Federal National Mortgage Association #768117
08-01-34	5.469	394,075	(i)	417,588
Federal National Mortgage Association #961840
03-01-38	5.500	2,554,968		2,753,197
Federal National Mortgage Association #972006
02-01-38	5.500	2,353,201		2,519,230
Federal National Mortgage Association #AD6420
06-01-40	5.000	1,401,819		1,474,750
Federal National Mortgage Association #AD8486
08-01-40	5.000	2,910,786		3,062,224
Federal National Mortgage Association #AE7536
10-01-40	4.500	2,989,956		3,071,893
Federal National Mortgage Association CMO I.O. Series 2003-63 Class IP
07-25-33	1.000	1,927,346	(m)	414,787
Federal National Mortgage Association CMO I.O. Series 2003-71 Class IM
12-25-31	20.000	836,475	(m)	92,799
Federal National Mortgage Association CMO I.O. Series 2004-53 Class QC
02-25-34	8.790	617,098	(m)	65,394
Federal National Mortgage Association CMO I.O. Series 2004-64 Class SW
08-25-34	11.420	257,489	(m)	43,441
Federal National Mortgage Association CMO I.O. Series 2004-84 Class GI
12-25-22	24.840	260,665	(m)	17,033
Federal National Mortgage Association CMO I.O. Series 2006-33 Class JS
05-25-36	11.450	716,985	(m)	106,217
Federal National Mortgage Association CMO I.O. Series 2007-15 Class NI
03-25-22	17.076	924,615	(m)	115,625
Federal National Mortgage Association CMO I.O. Series 2007-30 Class MI
04-25-37	1.000	2,344,455	(m)	507,731
Federal National Mortgage Association CMO I.O. Series 2008-7 Class SA
02-25-38	7.933	925,284	(m)	159,813
Federal National Mortgage Association CMO I.O. Series 2009-87 Class NS
11-25-39	15.030	1,197,221	(m)	164,125
Federal National Mortgage Association CMO I.O. Series 2010-4 Class SK
02-25-40	14.070	1,042,697	(m)	135,672
Government National Mortgage Association
01-01-41	4.000	6,000,000	(g)	6,040,314
01-01-41	4.500	1,750,000	(g)	1,816,719
Government National Mortgage Association #604708
10-15-33	5.500	984,890		1,069,986
Government National Mortgage Association #619592
09-15-33	5.000	1,092,625		1,166,146
Government National Mortgage Association CMO I.O. Series 2002-66 Class SA
12-16-25	25.055	472,340	(m)	74,804
Government National Mortgage Association CMO I.O. Series 2002-80 Class CI
01-20-32	7.233	3,909	(m)	17
Government National Mortgage Association CMO I.O. Series 2009-106 Class CM
01-16-34	25.384	1,536,272	(m)	192,401
Government National Mortgage Association CMO I.O. Series 2009-87 Class SK
08-20-32	7.700	2,178,056	(m)	229,389
Government National Mortgage Association CMO I.O. Series 2010-14 Class AV
02-16-40	15.920	681,530	(m)	101,171
GSR Mortgage Loan Trust CMO Series 2004-6F Class 2A4
05-25-34	5.500	717,557	(s)	736,606
MASTR Alternative Loans Trust CMO Series 2004-4 Class 2A1
05-25-34	6.000	986,238		986,298
MASTR Alternative Loans Trust CMO Series 2004-7 Class 8A1
08-25-19	5.000	1,825,904		1,822,356
MASTR Alternative Loans Trust CMO Series 2004-8 Class 7A1
09-25-19	5.000	1,018,875		982,339
Morgan Stanley Reremic Trust CMO Series 2010-R9 Class 3B
11-26-36	5.000	850,000	(d)	850,000

Total				116,419,180

Aerospace & Defense (—%)
Esterline Technologies Corp.
08-01-20	7.000	10,000	(d)	10,350
Mantech International Corp.
04-15-18	7.250	38,000		39,710
Oshkosh Corp.
03-01-17	8.250	96,000		104,400
03-01-20	8.500	78,000		85,605
TransDigm, Inc. Senior Subordinated Notes
12-15-18	7.750	97,000	(d)	100,395

Total				340,460

Automotive (—%)
Lear Corp.
03-15-18	7.875	201,000		214,568
03-15-20	8.125	77,000		83,930

Total				298,498

Banking (1.3%)
Bank of America Corp. Senior Unsecured
05-01-18	5.650	720,000		742,689
07-01-20	5.625	1,920,000		1,950,732
Bank of Montreal
06-09-15	2.850	760,000	(c,d)	768,225
Bank of Nova Scotia
10-29-15	1.650	2,360,000	(c,d)	2,267,967
Citigroup, Inc. Senior Unsecured
08-09-20	5.375	235,000		244,167
HSBC Holdings PLC Subordinated Notes
06-01-38	6.800	600,000	(c)	648,790
JPMorgan Chase & Co. Senior Unsecured
10-15-20	4.250	1,335,000		1,303,828
Morgan Stanley Senior Unsecured
07-24-20	5.500	1,445,000		1,459,846
Santander U.S. Debt SA Unipersonal Bank Guaranteed
10-07-15	3.781	600,000	(c,d)	562,628
The Toronto-Dominion Bank
07-29-15	2.200	2,325,000	(c,d)	2,294,742

Total				12,243,614

Building Materials (—%)
Associated Materials LLC Senior Secured
11-01-17	9.125	55,000	(d)	57,750
Interface, Inc. Senior Notes
12-01-18	7.625	25,000	(d)	25,750

Total				83,500

Chemicals (0.2%)
Airgas, Inc.
10-01-18	7.125	325,000		359,125
Ashland, Inc.
06-01-17	9.125	130,000		149,825

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  159

Portfolio of Investments (continued)

RiverSource VP — Balanced Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Chemicals (cont.)
Celanese U.S. Holdings LLC
10-15-18	6.625%	$148,000	(d)	$152,810
CF Industries, Inc.
05-01-18	6.875	215,000		230,050
05-01-20	7.125	45,000		49,275
Hexion U.S. Finance Corp./Nova Scotia ULC Senior Secured
02-01-18	8.875	50,000		53,438
Invista
05-01-12	9.250	35,000	(d)	35,539
LyondellBasell Industries Senior Secured
11-01-17	8.000	345,000	(d)	382,949
Nalco Co. Senior Notes
01-15-19	6.625	225,000	(d)	230,063
Nova Chemicals Corp. Senior Unsecured
11-01-16	8.375	84,000	(c)	89,460
Polypore International, Inc. Senior Notes
11-15-17	7.500	75,000	(d)	76,500

Total				1,809,034

Construction Machinery (0.1%)
Case New Holland, Inc. Senior Notes
12-01-17	7.875	194,000	(d)	213,400
The Manitowoc Co., Inc.
11-01-13	7.125	315,000		317,756
11-01-20	8.500	50,000		53,125

Total				584,281

Consumer Products (0.1%)
Central Garden and Pet Co.
03-01-18	8.250	35,000		35,788
Jarden Corp.
05-01-16	8.000	225,000		244,969
Spectrum Brands Holdings, Inc. Senior Secured
06-15-18	9.500	239,000	(d)	262,899

Total				543,656

Diversified Manufacturing (—%)
Pinafore LLC/Inc. Senior Secured
10-01-18	9.000	20,000	(d)	21,700
SPX Corp.
09-01-17	6.875	214,000	(d)	227,375

Total				249,075

Electric (3.0%)
Arizona Public Service Co. Senior Unsecured
08-01-16	6.250	420,000		469,413
CenterPoint Energy Houston Electric LLC
03-01-14	7.000	700,000		800,261
CMS Energy Corp. Senior Unsecured
09-30-15	4.250	405,000		400,950
12-15-15	6.875	440,000		480,131
02-01-20	6.250	265,000		269,638
Consumers Energy Co. 1st Mortgage
02-15-17	5.150	205,000		224,165
Dominion Resources, Inc. Senior Unsecured
08-01-33	5.250	1,390,000		1,530,090
DTE Energy Co. Senior Unsecured
05-15-14	7.625	1,430,000		1,648,249
Duke Energy Corp. Senior Unsecured
02-01-14	6.300	830,000		924,491
Indiana Michigan Power Co. Senior Unsecured
03-15-37	6.050	730,000		759,284
KCP&L Greater Missouri Operations Co. Senior Unsecured
07-01-12	11.875	205,000		232,533
Majapahit Holding BV
10-17-16	7.750	100,000	(c,d)	115,500
Metropolitan Edison Co. Senior Unsecured
03-15-13	4.950	90,000		94,884
Midwest Generation LLC Pass-Through Certificates
01-02-16	8.560	367,918		371,598
Nevada Power Co.
01-15-15	5.875	405,000		451,614
05-15-18	6.500	430,000		494,889
08-01-18	6.500	850,000		984,188
Nisource Finance Corp.
03-01-13	6.150	1,800,000		1,963,627
07-15-14	5.400	305,000		329,972
09-15-17	5.250	1,740,000		1,827,849
09-15-20	5.450	780,000		803,793
NRG Energy, Inc.
01-15-17	7.375	577,000		594,310
Ohio Edison Co. Senior Unsecured
05-01-15	5.450	170,000		184,738
Ohio Power Co. Senior Unsecured
06-01-16	6.000	450,000		506,580
PacifiCorp 1st Mortgage
09-15-13	5.450	1,475,000		1,616,144
PPL Electric Utilities Corp. 1st Mortgage
11-30-13	7.125	970,000		1,120,930
Progress Energy, Inc. Senior Unsecured
03-15-14	6.050	480,000		533,061
12-01-39	6.000	230,000		244,001
Sierra Pacific Power Co.
05-15-16	6.000	2,495,000		2,825,904
Tampa Electric Co. Senior Unsecured
05-15-18	6.100	720,000		810,515
The Cleveland Electric Illuminating Co. 1st Mortgage
11-15-18	8.875	2,455,000		3,121,375
The Detroit Edison Co. Senior Secured
10-01-13	6.400	780,000		880,026
The Toledo Edison Co. 1st Mortgage
05-01-20	7.250	165,000		195,040
The Toledo Edison Co. Senior Secured
05-15-37	6.150	295,000		304,734
TransAlta Corp. Senior Unsecured
01-15-15	4.750	605,000	(c)	639,244

Total				28,753,721

Entertainment (0.1%)
Regal Cinemas Corp.
07-15-19	8.625	125,000		132,500
Speedway Motorsports, Inc.
06-01-16	8.750	245,000		264,600
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates
07-01-15	9.300	813,785	(l,r)	813,215

Total				1,210,315

Food and Beverage (1.0%)
Anheuser-Busch InBev Worldwide, Inc.
01-15-14	7.200	560,000	(d)	640,413
11-15-14	5.375	2,190,000	(d)	2,412,839
Bacardi Ltd.
04-01-14	7.450	150,000	(c,d)	172,545
Cott Beverages, Inc.
09-01-18	8.125	21,000		22,628
Del Monte Corp.
10-15-19	7.500	124,000		144,615
Kraft Foods, Inc. Senior Unsecured
08-11-17	6.500	1,610,000		1,873,104
02-01-18	6.125	830,000		948,105
SABMiller PLC Senior Unsecured
01-15-14	5.700	2,195,000	(c,d)	2,423,940
07-15-18	6.500	490,000	(c,d)	572,703

Total				9,210,892

See accompanying Notes to Portfolio of Investments.

160  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Balanced Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Gaming (—%)
MGM Resorts International Senior Secured
11-15-17	11.125%	$210,000		$241,500
Seneca Gaming Corp.
12-01-18	8.250	72,000	(d)	72,180

Total				313,680

Gas Distributors (—%)
Energy Transfer Equity LP
10-15-20	7.500	175,000		182,000

Gas Pipelines (1.5%)
CenterPoint Energy Resources Corp. Senior Unsecured
02-15-11	7.750	1,760,000		1,773,247
04-01-13	7.875	680,000		768,696
Colorado Interstate Gas Co. Senior Unsecured
11-15-15	6.800	3,964,000		4,566,626
El Paso Corp. Senior Unsecured
09-15-20	6.500	195,000	(d)	195,975
Northwest Pipeline GP Senior Unsecured
06-15-16	7.000	180,000		213,124
04-15-17	5.950	1,305,000		1,471,411
Regency Energy Partners LP/Finance Corp.
06-01-16	9.375	110,000		120,725
12-01-18	6.875	50,000		50,688
Southern Natural Gas Co. Senior Unsecured
04-01-17	5.900	1,915,000	(d)	2,053,574
Southern Star Central Corp. Senior Notes
03-01-16	6.750	455,000		459,550
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
08-15-11	7.000	535,000		554,945
04-15-16	6.400	1,627,000		1,870,987

Total				14,099,548

Health Care (0.2%)
Cardinal Health, Inc. Senior Unsecured
06-15-12	5.650	740,000		782,718
HCA, Inc. Senior Secured
09-15-20	7.250	575,000		600,875
LifePoint Hospitals, Inc.
10-01-20	6.625	37,000	(d)	36,723
Omnicare, Inc.
06-01-13	6.125	46,000		46,230

Total				1,466,546

Health Care Insurance (—%)
UnitedHealth Group, Inc. Senior Unsecured
10-15-40	5.700	145,000		144,371

Home Construction (—%)
K Hovnanian Enterprises, Inc. Senior Secured
10-15-16	10.625	135,000		138,375

Independent Energy (0.7%)
Anadarko Petroleum Corp. Senior Unsecured
09-15-16	5.950	1,395,000		1,498,633
Berry Petroleum Co. Senior Unsecured
11-01-20	6.750	30,000		30,150
Chesapeake Energy Corp.
08-15-20	6.625	350,000		343,000
Concho Resources, Inc. Senior Notes
01-15-21	7.000	70,000		71,750
Continental Resources, Inc.
04-01-21	7.125	42,000	(d)	44,100
Denbury Resources, Inc.
04-01-13	7.500	110,000		111,100
03-01-16	9.750	220,000		245,300
EnCana Corp. Senior Unsecured
11-01-11	6.300	2,290,000	(c)	2,393,817
EXCO Resources, Inc.
09-15-18	7.500	110,000		107,525
Petrohawk Energy Corp.
08-01-14	10.500	150,000		171,000
Pioneer Natural Resources Co. Senior Unsecured
01-15-20	7.500	10,000		10,975
QEP Resources, Inc. Senior Unsecured
03-01-21	6.875	110,000		115,500
Quicksilver Resources, Inc.
08-01-15	8.250	274,000		284,275
Range Resources Corp.
05-15-19	8.000	405,000		440,944
Woodside Finance Ltd.
11-10-14	4.500	825,000	(c,d)	865,767

Total				6,733,836

Integrated Energy (0.1%)
Petro-Canada Senior Unsecured
07-15-13	4.000	120,000	(c)	126,266
05-15-18	6.050	300,000	(c)	340,850
TNK-BP Finance SA
03-13-18	7.875	200,000	(c,d)	226,184

Total				693,300

Lodging (—%)
Wyndham Worldwide Corp. Senior Unsecured
02-01-18	5.750	58,000		58,976

Media Cable (0.3%)
Cablevision Systems Corp. Senior Unsecured
09-15-17	8.625	285,000		310,294
CCO Holdings LLC/Capital Corp.
04-30-18	7.875	91,000		94,185
Comcast Corp.
07-01-39	6.550	345,000		375,198
CSC Holdings LLC Senior Unsecured
02-15-18	7.875	60,000		66,750
DIRECTV Holdings LLC/Financing Co., Inc.
02-15-16	3.125	1,140,000		1,124,799
DISH DBS Corp.
02-01-16	7.125	295,000		304,588
09-01-19	7.875	230,000		240,350
Time Warner Cable, Inc.
11-15-40	5.875	770,000		761,807

Total				3,277,971

Media Non-Cable (0.5%)
Entravision Communications Corp. Senior Secured
08-01-17	8.750	190,000	(d)	199,975
Intelsat Jackson Holdings SA Senior Unsecured
10-15-20	7.250	215,000	(c,d)	217,150
Lamar Media Corp.
04-01-14	9.750	95,000		109,250
Reed Elsevier Capital, Inc.
08-01-11	6.750	543,000		562,078
RR Donnelley & Sons Co. Senior Unsecured
04-01-14	4.950	235,000		240,767
01-15-17	6.125	1,910,000		1,952,471
TCM Sub LLC
01-15-15	3.550	1,185,000	(d)	1,214,553
XM Satellite Radio, Inc.
11-01-18	7.625	141,000	(d)	145,583

Total				4,641,827

Metals (0.3%)
ArcelorMittal Senior Unsecured
06-01-19	9.850	390,000	(c)	492,889
08-05-20	5.250	495,000	(c)	489,368
10-15-39	7.000	405,000	(c)	420,302
Arch Coal, Inc.
10-01-20	7.250	10,000		10,513
Arch Western Finance LLC
07-01-13	6.750	139,000		140,390
Consol Energy, Inc.
04-01-17	8.000	95,000	(d)	101,413
04-01-20	8.250	303,000	(d)	327,240

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  161

Portfolio of Investments (continued)

RiverSource VP — Balanced Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Metals (cont.)
FMG Resources August 2006 Pty Ltd. Senior Notes
11-01-15	7.000%	$160,000	(c,d)	$164,645
02-01-16	6.375	75,000	(c,d)	75,000
Novelis, Inc.
12-15-17	8.375	105,000	(c,d)	108,675
12-15-20	8.750	100,000	(c,d)	103,750
Peabody Energy Corp.
09-15-20	6.500	155,000		165,463
Rain CII Carbon LLC/Corp. Senior Secured
12-01-18	8.000	90,000	(d)	94,275
United States Steel Corp. Senior Unsecured
02-01-18	7.000	49,000		49,735
04-01-20	7.375	287,000		291,305

Total				3,034,963

Non-Captive Diversified (0.4%)
Ally Financial, Inc.
03-15-20	8.000	335,000		365,988
CIT Group, Inc. Senior Secured
05-01-16	7.000	320,000		321,200
General Electric Capital Corp. Senior Unsecured
09-16-20	4.375	3,045,000		2,996,758
International Lease Finance Corp. Senior Unsecured
12-15-20	8.250	145,000		149,350

Total				3,833,296

Oil Field Services (0.1%)
Expro Finance Luxembourg SCA Senior Secured
12-15-16	8.500	15,000	(c,d)	14,409
Frac Tech Services LLC/Finance, Inc.
11-15-18	7.125	75,000	(d)	76,125
Gazprom Via Gaz Capital SA Senior Unsecured
11-22-16	6.212	350,000	(c,d)	368,812
Precision Drilling Corp.
11-15-20	6.625	60,000	(c,d)	61,050

Total				520,396

Other Financial Institutions (—%)
Cardtronics, Inc.
09-01-18	8.250	140,000		146,300

Other Industry (—%)
Interline Brands, Inc.
11-15-18	7.000	42,000	(d)	42,630
Valmont Industries, Inc.
04-20-20	6.625	317,000		330,757

Total				373,387

Packaging (0.1%)
Ardagh Packaging Finance PLC Senior Secured
10-15-17	7.375	68,000	(c,d)	70,125
Ball Corp.
09-01-19	7.375	60,000		64,500
09-15-20	6.750	153,000		160,650
Crown Americas LLC/Capital Corp.
11-15-15	7.750	200,000		208,000
Crown Americas LLC/Capital Corp. II
05-15-17	7.625	160,000		172,000
Greif, Inc. Senior Unsecured
02-01-17	6.750	125,000		130,625
Reynolds Group Issuer, Inc./LLC Senior Secured
10-15-16	7.750	177,000	(d)	186,514
04-15-19	7.125	126,000	(d)	128,205

Total				1,120,619

Paper (0.1%)
Cascades, Inc.
12-15-17	7.750	290,000	(c)	302,325
Georgia-Pacific LLC
11-01-20	5.400	584,000	(d)	577,388
Graphic Packaging International, Inc.
06-15-17	9.500	95,000		103,669
10-01-18	7.875	21,000		21,998

Total				1,005,380

Pharmaceuticals (0.1%)
Mylan, Inc.
11-15-18	6.000	85,000	(d)	83,513
Valeant Pharmaceuticals International
10-01-20	7.000	395,000	(d)	390,062
Warner Chilcott Co. LLC/Finance
09-15-18	7.750	85,000	(c,d)	85,850

Total				559,425

Railroads (0.1%)
CSX Corp. Senior Unsecured
03-15-12	6.300	760,000		806,377
04-15-41	5.500	600,000		589,533

Total				1,395,910

Restaurants (—%)
Yum! Brands, Inc. Senior Unsecured
11-15-37	6.875	135,000		153,213

Retailers (0.1%)
CVS Caremark Corp. Senior Unsecured
06-01-17	5.750	650,000		723,222
QVC, Inc. Senior Secured
04-15-17	7.125	137,000	(d)	143,165
10-15-20	7.375	207,000	(d)	216,315
Toys R Us — Delaware, Inc. Senior Secured
09-01-16	7.375	203,000	(d)	210,613

Total				1,293,315

Technology (0.1%)
Amkor Technology, Inc. Senior Unsecured
05-01-18	7.375	160,000		166,400
Brocade Communications Systems, Inc. Senior Secured
01-15-18	6.625	334,000		351,535
01-15-20	6.875	43,000		45,795

Total				563,730

Transportation Services (0.2%)
ERAC USA Finance LLC
10-15-37	7.000	1,730,000	(d)	1,862,907
The Hertz Corp.
10-15-18	7.500	95,000	(d)	99,038
01-15-21	7.375	176,000	(d)	179,520

Total				2,141,465

Wireless (0.3%)
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured
05-01-17	7.750	625,000	(d)	682,812
Cricket Communications, Inc. Senior Secured
05-15-16	7.750	191,000		198,163
MetroPCS Wireless, Inc.
09-01-18	7.875	70,000		72,450
11-15-20	6.625	75,000		71,438
Nextel Communications, Inc.
08-01-15	7.375	240,000		240,300
SBA Telecommunications, Inc.
08-15-16	8.000	150,000		162,375
08-15-19	8.250	210,000		229,425
Sprint Nextel Corp. Senior Unsecured
08-15-17	8.375	295,000		316,388
United States Cellular Corp. Senior Unsecured
12-15-33	6.700	1,405,000		1,364,764

Total				3,338,115

Wirelines (1.8%)
AT&T, Inc. Senior Unsecured
03-15-11	6.250	3,240,000		3,276,181
02-15-39	6.550	1,725,000		1,877,583
Embarq Corp. Senior Unsecured
06-01-36	7.995	1,470,000		1,605,062

See accompanying Notes to Portfolio of Investments.

162  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Balanced Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Wirelines (cont.)
Frontier Communications Corp. Senior Unsecured
04-15-15	7.875%	$51,000		$55,718
04-15-17	8.250	128,000		140,480
04-15-20	8.500	105,000		114,713
Qwest Communications International, Inc.
04-01-18	7.125	240,000	(d)	248,400
Telecom Italia Capital SA
07-18-36	7.200	500,000	(c)	469,531
Telefonica Emisiones SAU
01-15-15	4.949	1,645,000	(c)	1,703,700
TELUS Corp. Senior Unsecured
06-01-11	8.000	1,603,500	(c)	1,647,227
tw telecom holdings, inc.
03-01-18	8.000	141,000		149,813
Verizon New York, Inc. Senior Unsecured
04-01-12	6.875	2,585,000		2,757,551
04-01-32	7.375	1,795,000		2,014,234
Verizon Pennsylvania, Inc. Senior Unsecured
11-15-11	5.650	475,000		495,143
Windstream Corp.
08-01-16	8.625	90,000		94,725
11-01-17	7.875	440,000		462,550

Total				17,112,611

Total Bonds
(Cost: $344,703,056)				$353,520,559

FDIC-Insured Debt (0.1%)
	Coupon	Principal
Issuer	rate	amount		Value(a)

U.S. Agencies
JPMorgan Chase & Co. FDIC Government Guaranty
02-23-11	1.650%	$1,155,000	(e)	$1,157,176

Total FDIC-Insured Debt
(Cost: $1,154,550)				$1,157,176

Senior Loans (0.1%)(h)
	Coupon	Principal
Borrower	rate	amount		Value(a)

Building Materials (—%)
Goodman Global, Inc. 1st Lien Term Loan
10-28-16	5.750%	$20,000		$20,078

Consumer Products (—%)
Visant Corp. Tranche B Term Loan
12-22-16	7.000	209,475		211,779

Food and Beverage (0.1%)
U.S. Foodservice Term Loan
07-03-14	2.760	699,577		639,939

Media Non-Cable (—%)
Nielsen Finance LLC Tranche C Term Loan
05-01-16	4.014	482,944		478,718

Total Senior Loans
(Cost: $1,340,137)				$1,350,514

Money Market Fund (1.6%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	15,311,808	(k)	$15,311,808

Total Money Market Fund
(Cost: $15,311,808)			$15,311,808

Investments of Cash Collateral Received
for Securities on Loan (11.9%)
	Effective	Amount payable
Issuer	yield	at maturity	Value(a)

Asset-Backed Commercial Paper (0.8%)
Rheingold Securitization
01-10-11	0.430%	$3,998,519	$3,998,519
Royal Park Investments Funding Corp.
03-08-11	0.410	2,997,130	2,997,130

Total			6,995,649

Certificates of Deposit (2.8%)
Barclays Bank PLC
03-15-11	0.440	2,000,000	2,000,000
Credit Industrial et Commercial
02-22-11	0.395	4,000,000	4,000,000
Development Bank of Singapore Ltd.
01-25-11	0.310	3,000,000	3,000,000
DZ Bank AG
02-10-11	0.400	1,000,000	1,000,000
KBC Bank NV
01-24-11	0.450	4,000,000	4,000,000
La Banque Postale
02-17-11	0.365	2,000,000	2,000,000
Pohjola Bank PLC
03-16-11	0.660	3,000,000	3,000,000
Sumitomo Trust & Banking Co., Ltd.
02-18-11	0.345	5,000,064	5,000,064
United Overseas Bank Ltd.
01-18-11	0.330	3,000,000	3,000,000

Total			27,000,064

Commercial Paper (0.3%)
Suncorp Metway Ltd.
01-10-11	0.400	2,998,900	2,998,900

Other Short-Term Obligations (0.2%)
Natixis Financial Products LLC
01-03-11	0.500	2,000,000	2,000,000

	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements (7.8%)(t)
Barclays Capital, Inc. dated 10-13-10, matures 01-31-11, repurchase price
$4,001,033	0.300%	$4,000,000	$4,000,000
Barclays Capital, Inc. dated 11-04-10, matures 01-31-11, repurchased price
$5,001,292	0.300	5,000,000	5,000,000
Cantor Fitzgerald & Co. dated 12-31-10, matures 01-03-11, repurchase price
$25,000,833	0.400	25,000,000	25,000,000
Deutsche Bank AG dated 12-31-10, matures 01-03-11, repurchase price
$9,074,516	0.280	9,074,304	9,074,304
Mizuho Securities USA, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$10,000,417	0.500	10,000,000	10,000,000
Morgan Stanley dated 01-21-10, matures 01-14-11, repurchase price
$7,000,953	0.350	7,000,000	7,000,000
Pershing LLC dated 12-31-10, matures 01-03-11, repurchase price
$10,000,375	0.450	10,000,000	10,000,000
RBS Securities, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$5,000,125	0.300	5,000,000	5,000,000

Total			75,074,304

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $114,068,917)			$114,068,917

Total Investments in Securities
(Cost: $957,542,004)			$1,135,820,106

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  163

Portfolio of Investments (continued)

RiverSource VP — Balanced Fund

Investments in Derivatives

Futures Contracts Outstanding at Dec. 31, 2010

	Number of
	contracts	Notional	Expiration	Unrealized	Unrealized
Contract description	long (short)	market value	date	appreciation	depreciation
U.S. Treasury Long Bond, 20-year	42	$5,129,250	March 2011	$—	$(132,626)
U.S. Treasury Note, 2-year	(54)	(11,820,937)	April 2011	31,138	—
U.S. Treasury Note, 5-year	(217)	(25,544,969)	April 2011	406,994	—
U.S. Treasury Note, 10-year	(18)	(2,167,875)	March 2011	—	(20,730)
U.S. Treasury Ultra Bond, 30-year	(41)	(5,210,844)	March 2011	89,736	—

Total				$527,868	$(153,356)

Notes to Portfolio of Investments

ADR	—	American Depositary Receipt
BRL	—	Brazilian Real
CMO	—	Collateralized Mortgage Obligation
FDIC	—	Federal Deposit Insurance Corporation
IDR	—	Indonesian Rupiah
I.O.	—	Interest Only
MXN	—	Mexican Peso

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c)	Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 9.49% of net assets.

(d)	Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2010, the value of these securities amounted to $57,843,425 or 6.03% of net assets.

(e)	This debt is guaranteed under the FDIC’s (Federal Deposit Insurance Corporation) Temporary Liquidity Guarantee Program (TLGP) and is backed by the full faith and credit of the United States.

(f)	Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)	At Dec. 31, 2010, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $62,267,650. See Note 2 to the financial statements.

(h)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(i)	Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2010.

(j)	This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year’s GDP exceeds the ‘base case GDP’, an interest payment is made equal to 0.012225 of the difference.

(k)	Affiliated Money Market Fund — See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

164  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Balanced Fund

Notes to Portfolio of Investments (continued)

(l)	Identifies issues considered to be illiquid as to their marketability (see Note 2 to the financial statements). The aggregate value of such securities at Dec. 31, 2010 was $813,215, representing 0.08% of net assets. Information concerning such security holdings at Dec. 31, 2010 was as follows:

	Acquisition
Security	dates	Cost
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates 9.300% 2015	12-08-95 thru 08-12-96	$798,965

(m)	Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2010.

(n)	At Dec. 31, 2010, investments in securities included securities valued at $746,669 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(o)	The following abbreviations are used in the portfolio security descriptions to identify the insurer and/or guarantor of the issue:

AGM	—	Assured Guaranty Municipal Corporation
AMBAC	—	Ambac Assurance Corporation
NPFGC	—	National Public Finance Guarantee Corporation

(p)	Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(q)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(r)	Security valued by management at fair value according to procedures approved, in good faith, by the Board.

(s)	This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until previous series within the trust have been paid off. Interest is accrued at an effective yield similar to a zero coupon bond.

(t)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.300%)
Security description	Value(a)
Arabella Ltd	$20,159
Archer Daniels	207,387
ASB Finance Ltd	245,697
Banco Bilbao Vizcaya	663,249
Banco Bilbao Vizcaya Argentaria/New York NY	9,808
BP Capital Markets	123,259
BPCE	88,616
Central American Bank	768
Commonwealth Bank of Australia	124,773
Credit Agricole NA	205
Danske Corp	306,965
Electricite De France	508,306
European Investment Bank	683,938
Gdz Suez	105,582
Golden Funding Corp	7,268
Ing (US) Funding LLC	32
Natexis Banques	78,935
Nationwide Building	492,105
Natixis NY	38,400
Natixis US Finance Co	640
Prudential PLC	148,456
Silver Tower US Fund	1,920

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  165

Portfolio of Investments (continued)

RiverSource VP — Balanced Fund

Notes to Portfolio of Investments (continued)

Barclays Capital, Inc. (0.300%) (continued)
Security description	Value(a)
Skandin Ens Banken	$19,215
Societe Gen No Amer	319,837
Societe Generale NY	4,160
UBS Ag Stamford	320

Total market value of collateral securities	$4,200,000

Barclays Capital, Inc. (0.300%)
Security description	Value(a)
Arabella Ltd	$25,198
Archer Daniels	259,234
ASB Finance Ltd	307,122
Banco Bilbao Vizcaya	829,061
Banco Bilbao Vizcaya Argentaria/New York NY	12,260
BP Capital Markets	154,073
BPCE	110,771
Central American Bank	960
Commonwealth Bank of Australia	155,968
Credit Agricole NA	255
Danske Corp	383,706
Electricite De France	635,382
European Investment Bank	854,923
Gdz Suez	131,977
Golden Funding Corp	9,086
Ing (US) Funding LLC	40
Natexis Banques	98,669
Nationwide Building	615,131
Natixis NY	47,999
Natixis US Finance Co	800
Prudential PLC	185,570
Silver Tower US Fund	2,400
Skandin Ens Banken	24,018
Societe Gen No Amer	399,797
Societe Generale NY	5,199
UBS Ag Stamford	401

Total market value of collateral securities	$5,250,000

Cantor Fitzgerald & Co. (0.400%)
Security description	Value(a)
Fannie Mae Interest Strip	$800,776
Fannie Mae Pool	2,186,969
Fannie Mae Principal Strip	26,154
Fannie Mae REMICS	1,465,991
Federal Farm Credit Bank	1,363,424
Federal Home Loan Banks	2,442,686
Federal Home Loan Mortgage Corp	183,264
Federal National Mortgage Association	2,117,980
FHLMC Structured Pass Through Securities	866,994
Freddie Mac Non Gold Pool	2,099,297
Freddie Mac Reference REMIC	14,129
Freddie Mac REMICS	1,288,482
Freddie Mac Strips	379,961
Ginnie Mae I Pool	245,589
Ginnie Mae II Pool	1,361,353
Government National Mortgage Association	547,725

166  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Balanced Fund

Notes to Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.400%) (continued)
Security description	Value(a)
United States Treasury Inflation Indexed Bonds	$75,286
United States Treasury Note/Bond	5,982,624
United States Treasury Strip Coupon	1,788,180
United States Treasury Strip Principal	263,136

Total market value of collateral securities	$25,500,000

Deutsche Bank AG (0.280%)
Security description	Value(a)
Freddie Mac REMICS	$4,831,283
Ginnie Mae I Pool	4,424,507

Total market value of collateral securities	$9,255,790

Mizuho Securities USA, Inc. (0.500%)
Security description	Value(a)
Fannie Mae Grantor Trust	$4,938
Fannie Mae Pool	4,149,551
Fannie Mae REMICS	428,238
Fannie Mae Whole Loan	11,634
Federal Farm Credit Bank	6,664
Federal Home Loan Banks	172,904
Federal Home Loan Mortgage Corp	26,630
FHLMC Structured Pass Through Securities	25,222
Freddie Mac Gold Pool	2,174,343
Freddie Mac Non Gold Pool	257,995
Freddie Mac REMICS	479,399
Ginnie Mae II Pool	351,038
Government National Mortgage Association	651,145
United States Treasury Note/Bond	1,460,299

Total market value of collateral securities	$10,200,000

Morgan Stanley (0.350%)
Security description	Value(a)
Argento Variable Fund	$430,582
Federal Home Loan Banks	3,570,025
Ginnie Mae I Pool	2,759,703
Landesbank	403,547

Total market value of collateral securities	$7,163,857

Pershing LLC (0.450%)
Security description	Value(a)
Fannie Mae Pool	$5,193,059
Fannie Mae REMICS	1,170,920
Freddie Mac Gold Pool	444,184
Freddie Mac REMICS	1,545,473
Ginnie Mae I Pool	395,584
Government National Mortgage Association	1,450,780

Total market value of collateral securities	$10,200,000

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  167

Portfolio of Investments (continued)

RiverSource VP — Balanced Fund

Notes to Portfolio of Investments (continued)

RBS Securities, Inc. (0.300%)
Security description	Value(a)
Amortizing Residential Collateral Trust	$183,265
Capital One Multi-Asset Execution Trust	670,493
Chase Issuance Trust	179,724
Citibank Credit Card Issuance Trust	419,853
Citibank Omni Master Trust	405,725
Discover Card Master Trust I	244,842
First Franklin Mortgage Loan Asset Backed Certificates	148,159
First National Master Note Trust	220,728
Ford Credit Auto Owner Trust	38,229
Freddie Mac Gold Pool	410,475
GS Mortgage Securities Corp II	166,790
HSBC Home Equity Loan Trust	469,502
Merrill Lynch/Countrywide Commercial Mortgage Trust	509,285
Nelnet Student Loan Trust	210,445
SLC Student Loan Trust	337,036
SLM Student Loan Trust	512,250
Structured Asset Investment Loan Trust	37,788
Wells Fargo Home Equity Trust	73,366

Total market value of collateral securities	$5,237,955

(u)	Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at Dec. 31, 2010:

	Principal	Settlement	Proceeds
Security	amount	date	receivable	Value
Federal National Mortgage Association 01-01-41 5.000%	$1,500,000	01-13-11	$1,582,266	$1,576,875

168  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Balanced Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  169

Portfolio of Investments (continued)

RiverSource VP — Balanced Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Equity Securities
Common Stocks
Metals & Mining	$16,137,409	$2,574,510	$—	$18,711,919
All Other Industries	631,699,213	—	—	631,699,213

Total Equity Securities	647,836,622	2,574,510	—	650,411,132

Bonds
Foreign Government Obligations & Agencies	—	8,557,144	—	8,557,144
U.S. Government Obligations & Agencies	34,255,580	8,827,500	—	43,083,080
Asset-Backed Securities	—	21,025,022	—	21,025,022
Commercial Mortgage-Backed Securities	—	40,766,532	—	40,766,532
Residential Mortgage-Backed Securities	62,068,494	53,500,686	850,000	116,419,180
Corporate Debt Securities				—
Entertainment	—	397,100	813,215	1,210,315
All Other Industries	—	122,459,286	—	122,459,286

Total Bonds	96,324,074	255,533,270	1,663,215	353,520,559

Other
FDIC-Insured Debt Securities	—	1,157,176	—	1,157,176
Senior Loans	—	1,350,514	—	1,350,514
Affiliated Money Market Fund(c)	15,311,808	—	—	15,311,808
Investments of Cash Collateral Received for Securities on Loan	—	114,068,917	—	114,068,917

Total Other	15,311,808	116,576,607	—	131,888,415

Investments in Securities	759,472,504	374,684,387	1,663,215	1,135,820,106
Derivatives(d)
Assets
Futures Contracts	527,868	—	—	527,868
Liabilities
Futures Contracts	(153,356)	—	—	(153,356)

Total	$759,847,016	$374,684,387	$1,663,215	$1,136,194,618

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1. There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

		Residential
	Asset-Backed	Mortgage-Backed	Corporate Debt
	Securities	Securities	Securities	Total
Balance as of Dec. 31, 2009	$370,246	$—	$962,236	$1,332,482
Accrued discounts/premiums	—	2,496	2,485	4,981
Realized gain (loss)	—	357	—	357
Change in unrealized appreciation (depreciation)*	—	(13,549)	(32,259)	(45,808)
Sales	—	10,696	(119,247)	(108,551)
Purchases	—	850,000	—	850,000
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(370,246)	—	—	(370,246)

Balance as of Dec. 31, 2010	$—	$850,000	$813,215	$1,663,215

*	Change in unrealized appreciation (depreciation) relating to securities held at Dec. 31, 2010 was $(32,259), which is comprised of Corporate Debt Securities.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

170  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Balanced Fund

Fair Value Measurements (continued)

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  171

Portfolio of Investments
RiverSource VP — Cash Management Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

U.S. Government Agencies (28.2%)
		Amount
	Effective	payable at
Issuer	yield	maturity		Value(a)

U.S. Government Agencies
Federal Home Loan Bank Discount Notes
11-25-11	0.400%	$12,500,000		$12,500,000
12-09-11	0.400	31,000,000		30,999,817
U.S. Treasury Bills
01-20-11	0.130	35,000,000		34,997,414
02-10-11	0.120	35,000,000		34,995,100
02-17-11	0.100	108,000,000		107,986,291
05-19-11	0.190	15,000,000		14,989,363

Total U.S. Government Agencies
(Cost: $236,467,985)				$236,467,985

U.S. Government-Insured Debt (16.1%)
		Amount
	Effective	payable at
Issuer	yield	maturity		Value(a)

Straight-A Funding LLC U.S. Treasury Government Guaranty(c,d)
01-05-11	0.200%	$10,000,000		$9,999,722
01-07-11	0.200	15,000,000		14,999,425
01-10-11	0.180	20,000,000		19,999,000
01-10-11	0.220	10,000,000		9,999,400
01-14-11	0.220	10,000,000		9,999,169
01-19-11	0.190	20,000,000		19,998,000
02-02-11	0.220	30,000,000		29,994,134
02-07-11	0.220	5,000,000		4,998,869
02-07-11	0.240	3,000,000		2,999,260
03-02-11	0.250	12,000,000		11,995,000

Total U.S. Government-Insured Debt
(Cost: $134,981,979)				$134,981,979

Certificates of Deposit (3.5%)
		Amount
	Effective	payable at
Issuer	yield	maturity		Value(a)

Bank of Montreal Chicago Branch
01-13-11	0.240%	$11,000,000		$11,000,000
Toronto Dominion Bank/NY
01-18-11	0.230	18,000,000		18,000,000

Total Certificates of Deposit
(Cost: $29,000,000)				$29,000,000

Commercial Paper (47.7%)
		Amount
	Effective	payable at
Issuer	yield	maturity		Value(a)

Asset-Backed (30.5%)
Amsterdam Funding Corp.
01-27-11	0.240%	$13,000,000		$12,997,653
02-03-11	0.270	9,000,000		8,997,773
02-08-11	0.260	9,000,000	(d)	8,997,530
Argento Variable Funding Co. LLC
01-06-11	0.240	22,500,000		22,499,102
01-26-11	0.310	8,000,000		7,998,222
Bryant Park Funding LLC
01-03-11	0.170	10,000,000		9,999,861
Chariot Funding LLC
01-12-11	0.210	12,000,000		11,999,157
01-13-11	0.230	8,000,000	(d)	7,999,333
01-24-11	0.220	5,000,000		4,999,265
Fairway Finance Co. LLC
01-12-11	0.220	6,000,000		5,999,560
Falcon Asset Securitization Company LLC
01-14-11	0.220	8,000,000		7,999,336
FCAR Owner Trust Series I
01-04-11	0.210	10,000,000		9,999,767
01-07-11	0.240	7,000,000		6,999,673
01-18-11	0.260	5,000,000		4,999,363
01-19-11	0.260	5,000,000		4,999,325
Jupiter Securitization Company LLC
01-13-11	0.220	18,000,000	(d)	17,998,620
01-18-11	0.220	6,000,000	(d)	5,999,348
01-27-11	0.220	7,000,000	(d)	6,998,837
Market Street Funding LLC
01-20-11	0.220	9,000,000		8,998,908
Old Line Funding LLC
01-06-11	0.190	7,000,000	(d)	6,999,776
01-21-11	0.220	4,000,000		3,999,489
Regency Market No. 1 LLC
01-19-11	0.240	15,000,000	(d)	14,998,125
01-21-11	0.250	12,000,000	(d)	11,998,267
Salisbury Receivables Co. LLC
01-11-11	0.240	10,000,000	(d)	9,999,278
Sheffield Receivables Corp.
01-11-11	0.230	5,000,000	(d)	4,999,653
01-25-11	0.250	5,000,000	(d)	4,999,133
02-11-11	0.250	5,000,000	(d)	4,998,576
Windmill Funding Corp.
02-01-11	0.260	10,000,000		9,997,761
02-15-11	0.270	5,000,000		4,998,313

Total				255,469,004

Banking (11.7%)
Barclays US Funding LLC
02-03-11	0.250	8,000,000		7,998,167
BNP Paribas Finance Inc.
01-03-11	0.070	22,600,000		22,599,874
01-11-11	0.240	10,000,000		9,999,278
HSBC USA Inc.
01-24-11	0.220	5,000,000		4,999,265
01-25-11	0.210	5,400,000		5,399,208
02-10-11	0.240	20,000,000		19,994,667
Scotiabanc Inc.
01-04-11	0.160	12,000,000	(d)	11,999,790
01-31-11	0.200	15,000,000	(d)	14,997,500

Total				97,987,749

Life Insurance (3.6%)
Metlife Short Term Funding LLC
01-11-11	0.220	5,000,000		4,999,667
01-26-11	0.240	12,000,000		11,997,917
New York Life Capital Corp.
01-28-11	0.200	13,300,000	(d)	13,298,004

Total				30,295,588

Non-Captive Diversified (1.9%)
General Electric Capital Services Inc.
02-04-11	0.230	16,000,000		15,996,524

Total Commercial Paper
(Cost: $399,748,865) $399,748,865

Repurchase Agreements (0.2%)
	Effective	Principal
Issuer	yield	amount		Value(a)

Brokerage
Barclays Bank PLC dated 12-31-10, matures 01-03-11, repurchase price $2,000,033 (collateralized by: U.S. Treasury STRIPS) total market value $2,000,000)
	0.000%	$2,000,000		$2,000,000

Total Repurchase Agreements
(Cost: $2,000,000)				$2,000,000

Bonds (4.4%)
	Coupon	Principal
Issuer	rate	amount	Value(a)

Asset-Backed
AmeriCredit Automobile Receivables Trust Series 2010-3 Class A1
10-11-11	0.310%	$5,853,830	$5,853,830
Honda Auto Receivables Owner Trust Series 2010-3 Class A1
06-21-11	0.310	10,602,187	10,602,187

See accompanying Notes to Portfolio of Investments.

172  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Asset-Backed (cont.)
Santander Drive Auto Receivables Trust Series 2010-A Class A1
07-15-11	0.526%	$708,762	(b,e)	$708,762
Santander Drive Auto Receivables Trust Series 2010-B Class A1
12-15-11	0.374	20,000,000	(b,e)	20,000,000

Total Bonds
(Cost: $37,164,779)				$37,164,779

Total Investments in Securities
(Cost: $839,363,608)(f)				$839,363,608

Notes to Portfolio of Investments

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2010, the value of these securities amounted to $20,708,762 or 2.47% of net assets.

(c)	Funding for this debt is provided by the Federal Financing Bank, which is funded by the U.S. Department of the Treasury.

(d)	Represents a security sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” This security has been determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2010, the value of these securities amounted to $282,263,749 or 33.67% of net assets.

(e)	Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2010. The maturity date disclosed represents the final maturity.

(f)	Also represents the cost of securities for federal income tax purposes at Dec. 31, 2010.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  173

Portfolio of Investments (continued)  RiverSource VP — Cash Management Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Short-Term Securities
U.S. Government Agencies	$—	$236,467,985	$—	$236,467,985
U.S. Government-Insured Debt	—	134,981,979	—	134,981,979
Certificates of Deposit	—	29,000,000	—	29,000,000
Commercial Paper	—	399,748,865	—	399,748,865
Repurchase Agreements		2,000,000		2,000,000

Total Short-Term Securities	—	802,198,829	—	802,198,829

Bonds
Asset-Backed Securities	—	37,164,779	—	37,164,779

Total Bonds	—	37,164,779	—	37,164,779

Total	$—	$839,363,608	$—	$839,363,608

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

174  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  175

Portfolio of Investments

RiverSource VP — Diversified Bond Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Bonds (104.6%)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Foreign Agencies (0.3%)(c)
Pemex Project Funding Master Trust
03-01-18	5.750%	$2,425,000		$2,592,778
01-21-21	5.500	1,930,000		1,954,125
06-15-35	6.625	3,368,000	(e)	3,426,920
Petroleos de Venezuela SA
04-12-17	5.250	6,094,000		3,488,815

Total				11,462,638

Sovereign (1.0%)(c)
Argentina Bonos Senior Unsecured
09-12-13	7.000	2,881,000		2,896,047
10-03-15	7.000	1,860,000		1,790,250
Argentina Government International Bond Senior Unsecured
12-15-35	0.000	4,660,000	(j)	705,990
El Salvador Government International Bond Senior Unsecured
06-15-35	7.650	1,800,000	(d)	1,903,500
Indonesia Government International Bond Senior Unsecured
01-17-18	6.875	2,109,000	(d)	2,446,440
10-12-35	8.500	1,338,000	(d)	1,752,780
01-17-38	7.750	1,150,000	(d)	1,397,250
Philippine Government International Bond Senior Unsecured
01-15-21	4.000	743,000	(e)	716,995
01-14-31	7.750	2,732,000		3,367,190
Russian Foreign Bond — Eurobond
03-31-30	7.500	2,139,945	(d)	2,471,636
Russian Foreign Bond — Eurobond Senior Unsecured
04-29-20	5.000	2,600,000	(d)	2,603,250
Turkey Government International Bond Senior Unsecured
09-26-16	7.000	590,000		678,500
04-03-18	6.750	1,857,000		2,121,623
11-07-19	7.500	900,000		1,077,750
03-17-36	6.875	4,585,000		5,112,275
Uruguay Government International Bond
05-17-17	9.250	876,000	(e)	1,130,040
Uruguay Government International Bond Senior Unsecured
03-21-36	7.625	2,184,000	(e)	2,593,500
Venezuela Government International Bond
02-26-16	5.750	2,181,000	(d,e)	1,537,605
Venezuela Government International Bond Senior Unsecured
10-08-14	8.500	944,000		797,680
05-07-23	9.000	2,200,000	(d,e)	1,496,000

Total				38,596,301

Treasury (1.4%)(c)
Brazil Notas do Tesouro Nacional (BRL)
01-01-13	10.000	2,700,000		$16,418,808
Indonesia Treasury Bond (IDR) Senior Unsecured
07-15-22	10.250	32,545,000,000		4,161,409
Mexican Bonos (MXN)
12-17-15	8.000	403,300,000		34,959,713

Total				55,539,930

U.S. Government Obligations & Agencies (4.6%)
Federal National Mortgage Association
09-17-13	1.125	$14,550,000		$14,516,462
07-28-15	1.750	6,500,000	(k)	6,507,137
U.S. Treasury
08-31-12	0.375	2,785,000	(e)	2,779,995
07-31-17	2.375	55,030,000	(e)	54,307,732
11-15-20	2.625	48,515,000	(e)	45,763,278
08-15-40	3.875	23,866,000	(e)	21,982,829
U.S. Treasury Inflation-Indexed Bond
07-15-12	3.000	8,642,238	(e,r)	9,180,059
07-15-15	1.875	25,574,023	(e,r)	27,704,839

Total				182,742,331

Asset-Backed (11.5%)
321 Henderson Receivables I LLC CMO Series 2010-3A Class A
12-15-48	3.820	2,482,884	(d)	2,379,727
Access Group, Inc. Series 2005-1 Class A1
06-22-18	0.383	9,526,754	(k)	9,514,635
AmeriCredit Automobile Receivables Trust Series 2007-AX Class A4 (XLCA)
10-06-13	0.306	3,182,435	(k,m)	3,159,087
AmeriCredit Automobile Receivables Trust Series 2010-1 Class A3
03-17-14	1.660	9,750,000		9,795,143
Avis Budget Rental Car Funding AESOP LLC Series 2010-2A Class A
08-20-14	3.630	6,800,000	(d)	6,986,389
Banc of America Funding Corp. CMO Series 2009-R14A Class 1A1
09-26-37	1.361	26,201,567	(d,k)	26,011,012
Banc of America Funding Corp. CMO Series 2010-R3 Class 6A1
09-26-36	0.430	6,021,879	(d,k)	5,758,120
Bear Stearns Asset-Backed Securities Trust Series 2006-HE9 Class 1A1
11-25-36	0.311	4,002,226	(k)	3,916,718
Carrington Mortgage Loan Trust Series 2006-RFC1 Class A2
05-25-36	0.361	2,385,177	(k)	2,311,312
Centre Point Funding LLC Series 2010-1A Class 1
07-20-16	5.430	2,490,914	(d)	2,573,128
Chrysler Financial Lease Trust Series 2010-A Class C
09-16-13	4.490	23,850,000	(d)	23,859,991
Citibank Credit Card Issuance Trust Series 2008-C6 Class C6
06-20-14	6.300	14,495,000		15,333,192
CitiFinancial Auto Issuance Trust Series 2009-1 Class A2
11-15-12	1.830	27,806,589	(d)	27,891,773
Citigroup Mortgage Loan Trust, Inc. CMO Series 2010-2 Class 1A1
05-25-37	0.361	6,789,186	(d,k)	6,715,984
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC3 Class A2A
03-25-37	0.371	9,510,981	(k)	9,349,142
Countrywide Asset-Backed Certificates Series 2005-1 Class MV1
07-25-35	0.661	3,456,734	(k)	3,449,257
Countrywide Asset-Backed Certificates Series 2006-4 Class 1A1M
07-25-36	0.521	916,967	(k)	605,890
CPS Auto Trust Series 2007-C Class A3 (AGM)
05-15-12	5.430	23,670	(d,m)	23,696
Crown Castle Towers LLC Senior Secured
01-15-15	4.523	16,900,000	(d)	17,519,216
Deutsche Mortgage Securities, Inc. CMO Series 2009-RS2 Class 4A1
04-26-37	0.383	7,109,458	(d,k)	6,980,218
DT Auto Owner Trust Series 2009-1 Class A1
10-15-15	2.980	12,636,728	(d)	12,705,629
DT Auto Owner Trust Series 2010-1A Class A2
12-17-12	0.990	12,350,000	(d)	12,352,186
Ford Credit Floorplan Master Owner Trust Series 2006-4 Class A
06-15-13	0.510	5,550,000	(k)	5,533,926
GTP Towers Issuer LLC
02-15-15	4.436	5,350,000	(d)	5,662,896
Hertz Vehicle Financing LLC Series 2009-2A Class A1
03-25-14	4.260	13,350,000	(d)	13,889,979
Hertz Vehicle Financing LLC Series 2009-2A Class A2
03-25-16	5.290	6,500,000	(d)	6,999,800

See accompanying Notes to Portfolio of Investments.

176  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Diversified Bond Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Asset-Backed (cont.)
Hertz Vehicle Financing LLC Series 2010-1A Class A1
02-25-15	2.600%	$5,600,000	(d)	$5,594,011
HSI Asset Securitization Corp. Trust Series 2006-HE2 Class 2A1
12-25-36	0.311	1,801,207	(k)	1,780,038
HSI Asset Securitization Corp. Trust Series 2007-WF1 Class 2A1
05-25-37	0.321	2,992,940	(k)	2,933,434
Jefferies & Co., Inc. CMO Series 2010-R1 Class 2A1
11-26-36	0.419	7,091,063	(d,k)	6,789,693
JP Morgan Mortgage Acquisition Corp. Series 2007-CH2 Class AV2
09-25-29	0.331	3,504,360	(k)	3,365,338
JP Morgan Reremic CMO Series 2009-5 Class 4AI
04-26-37	0.381	6,094,372	(d,k)	5,934,521
Morgan Stanley ABS Capital I Series 2006-HE7 Class A2B
09-25-36	0.361	5,215,794	(k)	4,897,218
Morgan Stanley Resecuritization Trust Series 2010-F Class A
06-17-13	0.511	12,100,000	(d,k)	12,071,651
National Collegiate Student Loan Trust CMO I.O. Series 2006-2 Class AIO
08-25-11	10.040	6,400,000	(i)	188,640
08-25-11	20.000	600,000	(i)	17,685
National Collegiate Student Loan Trust CMO I.O. Series 2006-3 Class AIO
01-25-12	5.880	12,400,000	(i)	685,643
National Collegiate Student Loan Trust CMO I.O. Series 2006-4 Class AIO
02-27-12	7.420	11,633,000	(i)	730,208
Navistar Financial Corp. Owner Trust Series 2010-A Class A2
10-18-12	1.470	12,720,000	(d)	12,745,155
Northstar Education Finance, Inc. Series 2004-1 Class A3
04-28-17	0.458	6,255,000	(k)	6,243,784
Novastar Home Equity Loan Series 2007-1 Class A2A2
03-25-37	4.214	2,950,301	(k)	2,937,759
Option One Mortgage Loan Trust Series 2007-HL1 Class 2A1 (XLCA)
02-25-38	0.381	2,362,571	(k,m)	2,303,355
RAAC Series Series 2007-SP1 Class A1
03-25-37	0.411	2,656,163	(k)	2,626,882
RAAC Series Series 2007-SP1 Class A2
03-25-37	0.611	13,975,000	(k)	11,327,548
Renaissance Home Equity Loan Trust Series 2005-4 Class A3
02-25-36	5.565	1,457,501		1,384,492
Renaissance Home Equity Loan Trust Series 2006-1 Class AF3
05-25-36	5.608	329,628		285,791
Renaissance Home Equity Loan Trust Series 2006-2 Class AF3
08-25-36	5.797	150,000		85,741
Renaissance Home Equity Loan Trust Series 2007-2 Class AF3
06-25-37	5.744	175,000		92,659
Residential Asset Mortgage Products, Inc. Series 2005-RS1 Class AI4
01-25-35	4.630	6,733,292		6,329,523
Residential Asset Securities Corp. Series 2004-KS9 Class AI4 (FGIC)
02-25-32	4.610	2,257,936	(m)	1,971,099
Santander Drive Auto Receivables Trust Series 2010-2 Class A2
08-15-13	0.950	13,650,000		13,648,325
Santander Drive Auto Receivables Trust Series 2010-A Class A1
07-15-11	0.526	2,018,898	(d)	2,018,876
SBA Tower Trust
04-15-15	4.254	19,420,000	(d)	20,230,494
Sierra Receivables Funding Co. Series 2007-2A Class A2 (NPFGC)
09-20-19	1.261	8,566,119	(d,k)	8,319,832
Sierra Receivables Funding Co. Series 2010-1A Class A1
07-20-26	4.480	2,830,115	(d)	2,883,359
Sierra Receivables Funding Co. Series 2010-2A Class A
11-20-25	3.840	4,149,762	(d)	4,155,383
Sierra Receivables Funding Co. Series 2010-3A Class A
11-20-25	3.510	3,969,287	(d)	3,947,848
SLM Student Loan Trust Series 2006-A Class A2
12-15-20	0.382	1,787,681	(k)	1,775,650
SLM Student Loan Trust Series 2006-C Class A2
09-15-20	0.352	6,836,894	(k)	6,739,403
Soundview Home Equity Loan Trust Series 2006-EQ1 Class A2
10-25-36	0.371	2,308,532	(k)	2,250,067
Soundview Home Equity Loan Trust Series 2006-WF2 Class A2B
12-25-36	0.361	5,224,181	(k)	5,161,345
Triad Auto Receivables Owner Trust Series 2006-B Class A4 (AGM)
11-12-12	5.520	6,326,523	(m)	6,334,996
Triad Auto Receivables Owner Trust Series 2006-C Class A4 (AMBAC)
05-13-13	5.310	14,061,460	(m)	14,243,654
Triad Auto Receivables Owner Trust Series 2007-A Class A4 (AGM)
02-12-14	0.321	21,622,019	(k,m)	21,407,754
Triad Auto Receivables Owner Trust Series 2007-B Class A3A (AGM)
10-12-12	5.240	1,094,371	(m)	1,104,045

Total				448,820,945

Commercial Mortgage-Backed (11.1%)(f)
Americold LLC Trust Series 2010-ARTA Class A1
01-14-29	3.847	8,906,000	(d)	8,923,054
Banc of America Commercial Mortgage, Inc. Series 2005-3 Class A3A
07-10-43	4.621	8,050,000		8,329,956
Banc of America Commercial Mortgage, Inc. Series 2005-3 Class A4
07-10-43	4.668	10,284,000		10,802,174
Banc of America Commercial Mortgage, Inc. Series 2005-6 Class A4
09-10-47	5.195	14,550,000		15,627,554
Bear Stearns Commercial Mortgage Securities Series 2005-T18 Class A4
02-13-42	4.933	2,000,000	(k)	2,134,430
Bear Stearns Commercial Mortgage Securities Series 2007-PW18 Class A1
06-13-50	5.038	2,072,690		2,097,522
Bear Stearns Commercial Mortgage Securities Series 2007-T28 Class A1
09-11-42	5.422	193,464		197,522
CDC Commercial Mortgage Trust Series 2002-FX1 Class A2
11-15-30	5.676	13,296,562		13,523,481
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4
10-15-49	5.431	3,991,000		4,262,622
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class ASB
07-15-44	5.222	1,917,003		2,039,921
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4
12-11-49	5.322	10,750,000		11,201,232
Commercial Mortgage Pass-Through Certificates Series 2006-CN2A Class BFL
02-05-19	0.576	1,625,000	(d,k)	1,554,651
Commercial Mortgage Pass-Through Certificates Series 2007-C9 Class A4
12-10-49	5.815	10,275,000	(e)	11,055,084
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CP4 Class A4
12-15-35	6.180	6,953,940		7,040,942
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1 Class A4
01-15-37	4.750	11,155,000		11,685,862
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C2 Class A1
05-15-36	3.819	941,277		953,222
Extended Stay America Trust Series 2010-ESHA Class A
11-05-27	2.951	10,483,176	(d)	10,311,987

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  177

Portfolio of Investments (continued)

RiverSource VP — Diversified Bond Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Commercial Mortgage-Backed (cont.)
Federal National Mortgage Association #735029
09-01-13	5.321%	$101,866		$110,995
Federal National Mortgage Association #735390
03-01-16	4.854	1,494,135		1,552,028
Federal National Mortgage Association CMO Series 2002-M2 Class C
08-25-12	4.717	59,651		62,427
FREMPF Mortgage Trust CMO Series 2010-K6 Class B
12-26-46	5.357	5,300,000	(d)	4,680,339
GE Capital Commercial Mortgage Corp. Series 2001-3 Class A2
06-10-38	6.070	9,784,000		10,046,502
GE Capital Commercial Mortgage Corp. Series 2005-C1 Class A5
06-10-48	4.772	3,900,000		4,103,255
General Electric Capital Assurance Co. Series 2003-1 Class A4
05-12-35	5.254	10,135,402	(d)	10,743,617
General Electric Capital Assurance Co. Series 2003-1 Class A5
05-12-35	5.743	6,500,000	(d)	7,123,531
Greenwich Capital Commercial Funding Corp. Series 2003-C1 Class A3
07-05-35	3.858	7,525,095		7,677,027
Greenwich Capital Commercial Funding Corp. Series 2003-C2 Class A3
01-05-36	4.533	2,010,372		2,063,793
Greenwich Capital Commercial Funding Corp. Series 2004-GG1 Class A5
06-10-36	4.883	1,110,072		1,121,944
Greenwich Capital Commercial Funding Corp. Series 2007-GG11 Class A4
12-10-49	5.736	1,375,000		1,449,152
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A2
03-10-39	5.381	9,640,736		9,904,215
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4
03-10-39	5.444	48,175,000	(e)	50,756,140
GS Mortgage Securities Corp. II Series 2004-GG2 Class A3
08-10-38	4.602	1,586,722		1,594,695
GS Mortgage Securities Corp. II Series 2005-GG4 Class A4A
07-10-39	4.751	5,575,000		5,879,119
GS Mortgage Securities Corp. II Series 2007-EOP Class J
03-06-20	1.120	8,650,000	(d,k)	7,737,041
GS Mortgage Securities Corp. II Series 2007-GG10 Class F
08-10-45	5.808	5,700,000		468,021
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2003-CB6 Class A1
07-12-37	4.393	1,229,234		1,268,127
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2003-LN1 Class A1
10-15-37	4.134	1,072,648		1,116,182
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2003-ML1A Class A1
03-12-39	3.972	576,510		589,439
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2003-ML1A Class A2
03-12-39	4.767	10,950,000		11,509,739
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-CBX Class A3
01-12-37	4.184	1,440,926		1,442,650
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-LN2 Class A1
07-15-41	4.475	6,595,650		6,721,751
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP2 Class A3
07-15-42	4.697	6,000,000		6,146,086
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP3 Class ASB
08-15-42	4.893	8,752,765		9,143,856
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP6 Class ASB
04-15-43	5.490	10,020,000		10,617,015
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB20 Class ASB
11-12-16	5.688	3,665,000		3,895,940
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2009-IWST Class A1
12-05-27	4.314	6,767,095	(d)	7,090,281
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2009-IWST Class A2
12-05-27	5.633	5,750,000	(d)	6,176,013
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2010-C2 Class A3
11-15-43	4.070	3,350,000	(d)	3,185,560
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2010-CNTR Class A2
08-05-32	4.311	8,500,000	(d)	8,047,505
LB-UBS Commercial Mortgage Trust Series 2004-C2 Class A3
03-15-29	3.973	2,500,000		2,541,600
LB-UBS Commercial Mortgage Trust Series 2004-C6 Class A6
08-15-29	5.020	4,000,000		4,251,024
LB-UBS Commercial Mortgage Trust Series 2005-C5 Class AAB
09-15-30	4.930	4,911,716		5,162,720
LB-UBS Commercial Mortgage Trust Series 2006-C4 Class AAB
06-15-32	5.856	7,200,000		7,750,850
Merrill Lynch Mortgage Trust Series 2008-C1 Class A1
02-12-51	4.706	1,871,899		1,903,553
Morgan Stanley Capital I Series 2004-HQ4 Class A5
04-14-40	4.590	11,745,000		11,798,205
Morgan Stanley Capital I Series 2006-T23 Class AAB
08-12-41	5.795	5,575,000		6,044,607
Morgan Stanley Reremic Trust Series 2009-GG10 Class A4A
08-12-45	5.807	18,150,000	(d,k)	19,406,829
Morgan Stanley Reremic Trust Series 2010-GG10 Class A4A
08-15-45	6.002	19,000,000	(d,e)	20,315,688
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class A2
08-15-39	5.768	2,100,000	(k)	2,208,362
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class A3
08-15-39	6.049	3,605,000		3,919,808
Wachovia Bank Commercial Mortgage Trust Series 2005-C16 Class A2
10-15-41	4.380	2,149,025		2,170,306
Wachovia Bank Commercial Mortgage Trust Series 2005-C20 Class A5
07-15-42	5.087	3,150,000		3,216,024
Wachovia Bank Commercial Mortgage Trust Series 2006-C24 Class A3
03-15-45	5.558	9,850,000		10,636,134
Wachovia Bank Commercial Mortgage Trust Series 2006-C24 Class APB
03-15-45	5.576	4,000,000		4,230,826
Wachovia Bank Commercial Mortgage Trust Series 2006-C27 Class APB
07-15-45	5.727	4,550,000		4,797,690
Wachovia Bank Commercial Mortgage Trust Series 2006-C29 Class A4
11-15-48	5.308	2,800,000		2,971,714

Total				439,091,141

Residential Mortgage-Backed (36.6%)(f)
American General Mortgage Loan Trust CMO Series 2009-1 Class A7
09-25-48	5.750	13,705,000	(d)	13,835,513
Banc of America Funding Corp. CMO Series 2010-R4 Class 4A1
06-26-37	0.471	8,337,240	(d,k)	8,132,442
Bear Stearns Mortgage Funding Trust CMO Series 2007-AR1 Class 2A4
02-25-37	0.496	7,497,767	(k)	959,069
Castle Peak Loan Trust CMO Series 2010-NPL1 Class A
12-25-50	7.750	8,791,206	(d)	8,791,206
Chaseflex Trust CMO Series 2005-2 Class 2A2
06-25-35	6.500	225,908		210,634
Citigroup Mortgage Loan Trust, Inc. CMO Series 2010-4 Class 4A5
10-25-35	5.000	21,857,662	(d)	21,310,014
Countrywide Alternative Loan Trust CMO Series 2003-11T1 Class A1
07-25-18	4.750	952,393		966,803

See accompanying Notes to Portfolio of Investments.

178  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Diversified Bond Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Residential Mortgage-Backed (cont.)
Countrywide Alternative Loan Trust CMO Series 2005-14 Class 2A2
05-25-35	0.511%	$3,904,138	(k)	$1,864,239
Countrywide Alternative Loan Trust CMO Series 2005-42CB Class A9
10-25-35	0.511	637,317	(k)	631,940
Countrywide Alternative Loan Trust CMO Series 2006-OA11 Class A3B1
09-25-46	0.441	35,320	(k)	34,239
Countrywide Alternative Loan Trust CMO Series 2007-OH1 Class A1A
04-25-47	0.351	2,087,988	(k)	1,976,022
Countrywide Alternative Loan Trust CMO Series 2007-OH3 Class A3
09-25-47	0.761	16,538,947	(k)	3,631,101
Countrywide Home Loan Mortgage Pass-Through Trust CMO Series 2005-R2 Class 2A1
06-25-35	7.000	2,484,171	(d)	2,528,844
Credit Suisse Mortgage Capital Certificates CMO Series 2009-12R Class 13A1
08-27-37	6.000	5,751,477	(d)	6,053,458
Credit Suisse Mortgage Capital Certificates CMO Series 2009-12R Class 30A1
12-27-36	5.300	4,894,511	(d)	4,981,045
Credit Suisse Mortgage Capital Certificates CMO Series 2010-11R Class A1
06-28-47	1.261	23,651,130	(d,k)	23,297,590
Credit Suisse Mortgage Capital Certificates CMO Series 2010-12R Class 13A1
12-26-37	4.250	19,841,188	(d,k)	20,009,143
Credit Suisse Mortgage Capital Certificates CMO Series 2010-6R Class 1A2
02-27-37	5.500	4,650,000	(d)	4,691,208
Fadr LLC Series 2009-2 Class A
01-28-40	2.511	5,638,645	(d,k)	5,356,713
Federal Home Loan Mortgage Corp.
01-01-26	3.500	31,500,000	(g)	31,687,047
11-01-40	4.500	14,906,015		15,358,755
01-01-41	4.500	9,500,000	(g)	9,734,536
01-01-41	6.000	13,300,000	(g)	14,405,563
Federal Home Loan Mortgage Corp. #1G3723
08-01-37	5.834	1,724,850	(k)	1,855,921
Federal Home Loan Mortgage Corp. #A27373
10-01-34	6.500	330,875		371,782
Federal Home Loan Mortgage Corp. #A87434
07-01-39	5.000	11,434,387		12,053,080
Federal Home Loan Mortgage Corp. #B11452
12-01-18	6.000	563,782		615,316
Federal Home Loan Mortgage Corp. #B11835
01-01-19	5.500	56,709		61,591
Federal Home Loan Mortgage Corp. #B12280
02-01-19	5.500	68,212		74,084
Federal Home Loan Mortgage Corp. #C00356
08-01-24	8.000	54,527		63,680
Federal Home Loan Mortgage Corp. #C14412
09-01-28	6.000	806,832		886,702
Federal Home Loan Mortgage Corp. #C46101
08-01-29	6.500	151,651		170,519
Federal Home Loan Mortgage Corp. #C53878
12-01-30	5.500	589,773		632,976
Federal Home Loan Mortgage Corp. #C59161
10-01-31	6.000	1,432,754		1,574,585
Federal Home Loan Mortgage Corp. #C79930
06-01-33	5.500	1,290,688		1,386,735
Federal Home Loan Mortgage Corp. #C80198
08-01-24	8.000	24,258		28,330
Federal Home Loan Mortgage Corp. #C80253
01-01-25	9.000	32,602		38,712
Federal Home Loan Mortgage Corp. #C90767
12-01-23	6.000	1,989,626		2,186,910
Federal Home Loan Mortgage Corp. #D95319
03-01-22	6.000	178,971		197,075
Federal Home Loan Mortgage Corp. #D96300
10-01-23	5.500	209,086		224,213
Federal Home Loan Mortgage Corp. #E01127
02-01-17	6.500	947,731		1,032,641
Federal Home Loan Mortgage Corp. #E01419
05-01-18	5.500	589,857		636,308
Federal Home Loan Mortgage Corp. #E98725
08-01-18	5.000	2,089,503		2,226,749
Federal Home Loan Mortgage Corp. #E99684
10-01-18	5.000	1,914,674		2,061,897
Federal Home Loan Mortgage Corp. #G01108
04-01-30	7.000	931,803		1,060,561
Federal Home Loan Mortgage Corp. #G01410
04-01-32	7.000	43,135		49,178
Federal Home Loan Mortgage Corp. #G01427
12-01-31	6.500	377,010		423,916
Federal Home Loan Mortgage Corp. #G01535
04-01-33	6.000	303,135		338,528
Federal Home Loan Mortgage Corp. #G03419
07-01-37	6.000	28,183,283		31,158,154
Federal Home Loan Mortgage Corp. #G04688
09-01-38	5.500	18,091,719		19,296,678
Federal Home Loan Mortgage Corp. #G30225
02-01-23	6.000	2,480,786		2,731,733
Federal Home Loan Mortgage Corp. #H01724
09-01-37	6.000	5,313,406		5,683,061
Federal Home Loan Mortgage Corp. CMO I.O. Series 2795 Class IY
07-15-17	85.440	25,596	(i)	335
Federal Home Loan Mortgage Corp. CMO I.O. Series 2817 Class SA
06-15-32	20.000	3,024,519	(i)	226,844
Federal Home Loan Mortgage Corp. CMO I.O. Series 2936 Class AS
02-15-35	12.810	6,337,779	(i)	929,061
Federal Home Loan Mortgage Corp. CMO I.O. Series 2950 Class SM
03-15-35	2.330	8,088,554	(i)	984,462
Federal Home Loan Mortgage Corp. CMO I.O. Series 3155 Class PS
05-15-36	1.810	20,514,847	(i)	3,506,738
Federal Home Loan Mortgage Corp. CMO I.O. Series 3256 Class S
12-15-36	18.708	18,055,934	(i)	2,477,177
Federal Home Loan Mortgage Corp. CMO I.O. Series 3430 Class IA
07-15-12	77.671	24,557,831	(i)	128,145
Federal Home Loan Mortgage Corp. CMO I.O. Series 3447 Class AI
03-15-12	11.424	12,730,001	(i)	125,578
Federal Home Loan Mortgage Corp. CMO I.O. Series 3517 Class JI
12-15-12	34.203	10,598,996	(i)	92,206
Federal Home Loan Mortgage Corp. CMO I.O. Series 3630 Class AI
03-15-17	12.307	70,207,045	(i)	2,935,462
Federal Home Loan Mortgage Corp. CMO I.O. Series 3639 Class SC
02-15-40	22.273	11,119,065	(i)	1,182,191
Federal National Mortgage Association
01-01-26	3.500	1,910,000	(g)	1,923,131
01-01-26	4.500	36,875,000	(g)	38,655,362
01-01-26	5.500	14,875,000	(g)	15,990,625
01-01-26	6.000	15,000,000	(g)	16,291,410
05-01-40	5.000	7,885,244		8,295,483
01-01-41	4.000	122,400,000	(g)	121,749,810
01-01-41	4.500	86,000,000	(g)	88,270,915
01-01-41	5.000	2,600,000	(g)	2,733,250
01-01-41	6.000	55,305,000	(g)	60,109,622
01-01-41	6.500	51,500,000	(g)	57,229,375
Federal National Mortgage Association #125032
11-01-21	8.000	11,851		13,651
Federal National Mortgage Association #125474
02-01-27	7.500	359,823		411,976
Federal National Mortgage Association #190353
08-01-34	5.000	6,432,044		6,794,819
Federal National Mortgage Association #190899
04-01-23	8.500	92,324		102,202
Federal National Mortgage Association #190988
06-01-24	9.000	104,863		122,362
Federal National Mortgage Association #252440
05-01-29	7.000	71,870		81,780
Federal National Mortgage Association #253883
08-01-16	6.000	219,966		239,454
Federal National Mortgage Association #254224
02-01-17	7.000	404,970		446,404
Federal National Mortgage Association #254560
11-01-32	5.000	1,432,169		1,513,392
Federal National Mortgage Association #254675
01-01-23	6.500	83,425		92,255
Federal National Mortgage Association #254916
09-01-23	5.500	2,059,438		2,227,862
Federal National Mortgage Association #255364
09-01-34	6.000	224,188		245,915
Federal National Mortgage Association #256171
03-01-26	6.000	9,412,364		10,275,655
Federal National Mortgage Association #257016
12-01-37	7.000	2,544,389		2,881,349

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  179

Portfolio of Investments (continued)

RiverSource VP — Diversified Bond Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Residential Mortgage-Backed (cont.)
Federal National Mortgage Association #303727
02-01-11	6.000%	$129		$129
Federal National Mortgage Association #323715
05-01-29	6.000	32,298		36,165
Federal National Mortgage Association #442411
11-01-28	6.500	670,583		754,014
Federal National Mortgage Association #446964
10-01-28	6.000	2,553,336		2,812,763
Federal National Mortgage Association #450370
01-01-29	6.500	863,176		970,568
Federal National Mortgage Association #50553
04-01-22	8.000	44,905		51,820
Federal National Mortgage Association #510587
08-01-29	7.000	42,061		47,860
Federal National Mortgage Association #545339
11-01-31	6.500	49,971		56,265
Federal National Mortgage Association #545342
04-01-13	7.000	10,032		10,438
Federal National Mortgage Association #545869
07-01-32	6.500	723,013		818,574
Federal National Mortgage Association #545874
08-01-32	6.500	62,976		71,575
Federal National Mortgage Association #545885
08-01-32	6.500	1,625,294		1,839,122
Federal National Mortgage Association #545910
08-01-17	6.000	635,519		694,499
Federal National Mortgage Association #555340
04-01-33	5.500	85,124		92,772
Federal National Mortgage Association #555375
04-01-33	6.000	5,245,009		5,803,164
Federal National Mortgage Association #555376
04-01-18	4.500	83,918		88,901
Federal National Mortgage Association #555458
05-01-33	5.500	6,840,569		7,452,372
Federal National Mortgage Association #555528
04-01-33	6.000	10,872,403		11,977,070
Federal National Mortgage Association #555734
07-01-23	5.000	1,832,370		1,951,303
Federal National Mortgage Association #606882
10-01-31	7.000	228,094		259,854
Federal National Mortgage Association #609621
11-01-31	7.000	1,396,486		1,590,937
Federal National Mortgage Association #615135
11-01-16	6.000	64,681		70,411
Federal National Mortgage Association #617746
08-01-32	6.500	96,947		109,008
Federal National Mortgage Association #626720
01-01-17	6.000	58,037		63,179
Federal National Mortgage Association #630599
05-01-32	7.000	2,047,395		2,333,529
Federal National Mortgage Association #634367
03-01-17	6.500	379,485		414,885
Federal National Mortgage Association #645569
06-01-32	7.000	128,555		146,521
Federal National Mortgage Association #646938
06-01-32	7.000	870,371		992,010
Federal National Mortgage Association #647549
08-01-17	6.000	613,427		669,115
Federal National Mortgage Association #650009
09-01-31	7.500	7,391		8,469
Federal National Mortgage Association #650159
10-01-32	6.500	1,676,685		1,914,007
Federal National Mortgage Association #652600
02-01-18	5.500	2,557,562		2,757,771
Federal National Mortgage Association #667604
10-01-32	5.500	2,839,606		3,057,257
Federal National Mortgage Association #667721
03-01-33	6.000	1,338,832		1,488,904
Federal National Mortgage Association #667787
02-01-18	5.500	282,418		304,703
Federal National Mortgage Association #669925
09-01-17	6.500	944,583		1,034,513
Federal National Mortgage Association #670382
09-01-32	6.000	2,861,849		3,152,621
Federal National Mortgage Association #670387
08-01-32	7.000	390,149		444,226
Federal National Mortgage Association #672289
12-01-17	5.500	192,235		207,342
Federal National Mortgage Association #677089
01-01-33	5.500	64,478		69,421
Federal National Mortgage Association #677695
02-01-33	6.500	190,841		217,851
Federal National Mortgage Association #678028
09-01-17	6.000	225,196		245,639
Federal National Mortgage Association #683116
02-01-33	6.000	339,899		374,434
Federal National Mortgage Association #684585
02-01-33	5.500	263,051		285,581
Federal National Mortgage Association #684586
03-01-33	6.000	915,473		1,018,245
Federal National Mortgage Association #684601
03-01-33	6.000	773,914		862,844
Federal National Mortgage Association #687051
01-01-33	6.000	2,855,520		3,105,493
Federal National Mortgage Association #688691
03-01-33	5.500	179,210		193,170
Federal National Mortgage Association #689093
07-01-28	5.500	698,608		754,775
Federal National Mortgage Association #694316
03-01-18	5.500	661,300		714,205
Federal National Mortgage Association #694546
03-01-33	5.500	902,502		972,806
Federal National Mortgage Association #694628
04-01-33	5.500	1,373,968		1,489,957
Federal National Mortgage Association #694795
04-01-33	5.500	1,623,989		1,760,975
Federal National Mortgage Association #694988
03-01-33	5.500	2,870,874		3,112,196
Federal National Mortgage Association #695202
03-01-33	6.500	886,011		996,245
Federal National Mortgage Association #704610
06-01-33	5.500	94,637		102,595
Federal National Mortgage Association #709901
06-01-18	5.000	1,258,953		1,359,219
Federal National Mortgage Association #711501
05-01-33	5.500	787,431		856,501
Federal National Mortgage Association #723687
08-01-28	5.500	1,144,684		1,236,714
Federal National Mortgage Association #724867
06-01-18	5.000	53,697		57,986
Federal National Mortgage Association #725232
03-01-34	5.000	6,806,926		7,199,353
Federal National Mortgage Association #725284
11-01-18	7.000	31,181		32,730
Federal National Mortgage Association #725424
04-01-34	5.500	23,202,092		25,009,495
Federal National Mortgage Association #725684
05-01-18	6.000	2,004,977		2,182,958
Federal National Mortgage Association #725813
12-01-33	6.500	3,791,870		4,287,336
Federal National Mortgage Association #726940
08-01-23	5.500	33,193		35,950
Federal National Mortgage Association #730153
08-01-33	5.500	263,316		283,828
Federal National Mortgage Association #730231
08-01-23	5.500	3,615,017		3,910,658
Federal National Mortgage Association #731075
07-01-18	5.500	61,011		66,452
Federal National Mortgage Association #731417
09-01-18	5.500	618,543		668,098
Federal National Mortgage Association #732094
08-01-18	5.500	38,518		41,596
Federal National Mortgage Association #735212
12-01-34	5.000	14,223,545	(e)	15,025,770
Federal National Mortgage Association #735224
02-01-35	5.500	20,268,049		21,846,894
Federal National Mortgage Association #735382
04-01-35	5.000	12,148,355		12,833,537
Federal National Mortgage Association #742840
10-01-18	5.500	536,581		579,778
Federal National Mortgage Association #743262
10-01-18	5.000	1,294,357		1,399,520
Federal National Mortgage Association #743455
10-01-18	5.500	1,972,434		2,131,584
Federal National Mortgage Association #743579
11-01-33	5.500	44,510		47,978
Federal National Mortgage Association #745079
12-01-20	5.000	256,583		274,103
Federal National Mortgage Association #745278
06-01-19	4.500	7,667,162		8,122,399
Federal National Mortgage Association #745283
01-01-36	5.500	27,528,487	(q)	29,664,305
Federal National Mortgage Association #745355
03-01-36	5.000	5,024,556		5,304,807
Federal National Mortgage Association #745392
12-01-20	4.500	19,110,102		20,220,876
Federal National Mortgage Association #745563
08-01-34	5.500	8,405,497		9,112,804

See accompanying Notes to Portfolio of Investments.

180  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Diversified Bond Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Residential Mortgage-Backed (cont.)
Federal National Mortgage Association #747584
11-01-28	5.500%	$2,440,894		$2,637,138
Federal National Mortgage Association #753074
12-01-28	5.500	69,267		74,836
Federal National Mortgage Association #756844
02-01-19	5.000	1,026,177	(q)	1,103,300
Federal National Mortgage Association #759330
01-01-19	6.500	50,767		55,678
Federal National Mortgage Association #759342
01-01-34	6.500	471,153		534,925
Federal National Mortgage Association #761031
01-01-34	5.000	359,292		381,218
Federal National Mortgage Association #763703
04-01-34	5.500	14,241,665		15,346,862
Federal National Mortgage Association #763754
02-01-29	5.500	55,222		59,559
Federal National Mortgage Association #763798
03-01-34	5.500	135,419		146,814
Federal National Mortgage Association #765758
02-01-19	5.000	1,320,421		1,413,882
Federal National Mortgage Association #776962
04-01-29	5.000	5,208,062		5,525,891
Federal National Mortgage Association #776987
04-01-29	5.000	205,721		218,276
Federal National Mortgage Association #785506
06-01-34	5.000	333,368		352,171
Federal National Mortgage Association #785738
11-01-19	5.000	3,958,418	(q)	4,238,600
Federal National Mortgage Association #791447
10-01-34	6.000	212,881		235,375
Federal National Mortgage Association #797232
09-01-34	5.500	4,954,714		5,332,935
Federal National Mortgage Association #829227
08-01-35	6.000	233,038		255,477
Federal National Mortgage Association #833731
07-01-20	5.000	5,856,019		6,255,875
Federal National Mortgage Association #885871
06-01-36	7.000	2,639,822		3,019,744
Federal National Mortgage Association #886291
07-01-36	7.000	94,055		107,963
Federal National Mortgage Association #887648
07-01-36	5.950	1,567,411	(k)	1,674,389
Federal National Mortgage Association #888103
09-01-36	5.500	137,642		148,020
Federal National Mortgage Association #888414
11-01-35	5.000	4,404,385		4,650,045
Federal National Mortgage Association #894547
05-01-35	2.637	5,472,037	(k)	5,705,815
Federal National Mortgage Association #909188
05-01-38	7.000	8,764,733	(e)	9,912,794
Federal National Mortgage Association #909200
06-01-38	7.000	6,493,030		7,343,528
Federal National Mortgage Association #909214
07-01-38	7.000	7,143,839		8,079,585
Federal National Mortgage Association #972006
02-01-38	5.500	26,577,334		28,452,484
Federal National Mortgage Association #976421
03-01-23	4.500	2,875,256		3,019,018
Federal National Mortgage Association #995097
10-01-37	6.500	11,614,272		13,015,712
Federal National Mortgage Association #AD6420
06-01-40	5.000	13,083,645		13,764,338
Federal National Mortgage Association #AD8315
07-01-40	4.500	42,349,874	(e)	43,510,438
Federal National Mortgage Association #AD8486
08-01-40	5.000	37,829,876	(e)	39,798,021
Federal National Mortgage Association #AE7536
10-01-40	4.500	41,859,380		43,006,502
Federal National Mortgage Association CMO I.O. Series 2003-63 Class IP
07-25-33	1.000	9,850,228	(i)	2,119,881
07-25-33	20.000	425,150	(i)	91,497
Federal National Mortgage Association CMO I.O. Series 2003-71 Class IM
12-25-31	20.000	1,016,281	(i)	112,746
Federal National Mortgage Association CMO I.O. Series 2004-53 Class QC
02-25-34	8.790	7,371,230	(i)	781,126
Federal National Mortgage Association CMO I.O. Series 2004-64 Class SW
08-25-34	11.420	3,198,421	(i)	539,607
Federal National Mortgage Association CMO I.O. Series 2004-84 Class GI
12-25-22	24.840	521,330	(i)	34,066
Federal National Mortgage Association CMO I.O. Series 2005-29 Class SX
04-25-35	15.289	6,744,628	(i)	1,092,171
Federal National Mortgage Association CMO I.O. Series 2006-33 Class JS
05-25-36	11.450	8,580,751	(i)	1,271,182
Federal National Mortgage Association CMO I.O. Series 2007-15 Class NI
03-25-22	17.076	11,484,575	(i)	1,436,172
Federal National Mortgage Association CMO I.O. Series 2008-40 Class AI
08-25-12	10.538	41,404,544	(i)	569,010
Federal National Mortgage Association CMO I.O. Series 2008-7 Class SA
02-25-38	7.933	11,473,519	(i)	1,981,681
Federal National Mortgage Association CMO I.O. Series 2009-87 Class NS
11-25-39	15.030	14,046,891	(i)	1,925,662
Federal National Mortgage Association CMO I.O. Series 2010-3 Class DI
04-25-34	14.430	33,255,011	(i)	1,424,455
Federal National Mortgage Association CMO I.O. Series 2010-4 Class SK
02-25-40	14.070	12,232,066	(i)	1,591,596
Government National Mortgage Association
01-01-41	4.000	68,000,000	(g)	68,456,891
01-01-41	4.500	30,000,000	(g)	31,143,750
Government National Mortgage Association #604708
10-15-33	5.500	2,128,633		2,312,549
Government National Mortgage Association CMO I.O. Series 2002-66 Class SA
12-16-25	25.055	5,744,499	(i)	909,751
Government National Mortgage Association CMO I.O. Series 2002-70 Class IC
08-20-32	4.414	1,170,321	(i)	140,607
Government National Mortgage Association CMO I.O. Series 2002-80 Class CI
01-20-32	7.233	20,523	(i)	88
Government National Mortgage Association CMO I.O. Series 2009-106 Class CM
01-16-34	25.384	17,974,755	(i)	2,251,135
Government National Mortgage Association CMO I.O. Series 2009-87 Class SK
08-20-32	7.700	25,579,807	(i)	2,694,024
Government National Mortgage Association CMO I.O. Series 2010-14 Class AV
02-16-40	15.920	7,869,345	(i)	1,168,178
GSR Mortgage Loan Trust CMO Series 2004-6F Class 2A4
05-25-34	5.500	10,045,794	(s)	10,312,479
Indymac Index Mortgage Loan Trust CMO I.O. Series 2006-AR25 Class 3A3
09-25-36	20.000	32,857,964	(i)	190,093
Indymac Index Mortgage Loan Trust CMO Series 2006-AR13 Class A1
07-25-36	5.529	110,767	(k)	92,731
JP Morgan Alternative Loan Trust CMO Series 2006-A4 Class A1
09-25-36	5.950	7,239,860		7,241,822
Lehman XS Trust Series 2006-15 Class A1
10-25-36	0.341	3,410,932	(k)	3,385,988
LVII Resecuritization Trust CMO Series 2009-3 Class A1
11-27-37	5.702	6,896,029	(d,k)	6,962,768
MASTR Alternative Loans Trust CMO Series 2004-2 Class 4A1
02-25-19	5.000	2,166,869		2,179,484
MASTR Alternative Loans Trust CMO Series 2004-4 Class 2A1
05-25-34	6.000	406,490		406,515
MASTR Alternative Loans Trust CMO Series 2004-7 Class 8A1
08-25-19	5.000	1,417,266		1,414,513
MASTR Alternative Loans Trust CMO Series 2004-8 Class 7A1
09-25-19	5.000	2,270,903		2,189,472
Morgan Stanley Reremic Trust CMO Series 2010-R9 Class 3B
11-26-36	5.000	12,000,000	(d)	12,000,000
Thornburg Mortgage Securities Trust CMO I.O. Series 2006-5 Class AX
10-25-46	12.564	9,077,160	(i)	241,433
Thornburg Mortgage Securities Trust CMO Series 2006-5 Class A2
10-25-46	0.441	8,847,464	(k)	8,660,655

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  181

Portfolio of Investments (continued)

RiverSource VP — Diversified Bond Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Residential Mortgage-Backed (cont.)
Thornburg Mortgage Securities Trust CMO Series 2006-6 Class A2
11-25-46	0.411%	$5,534,020	(k)	$5,289,555
Washington Mutual Alternative Mortgage Pass-Through Certificates CMO Series 2007-OC1 Class A2
01-25-47	0.381	236,679	(k)	109,625

Total				1,439,575,460

Aerospace & Defense (0.2%)
Esterline Technologies Corp.
08-01-20	7.000	95,000	(d)	98,325
L-3 Communications Corp.
10-15-15	6.375	3,397,000		3,498,910
Mantech International Corp.
04-15-18	7.250	680,000		710,600
Oshkosh Corp.
03-01-17	8.250	1,662,000	(e)	1,807,425
03-01-20	8.500	1,301,000	(e)	1,427,848
TransDigm, Inc. Senior Subordinated Notes
12-15-18	7.750	1,229,000	(d,e)	1,272,015

Total				8,815,123

Automotive (0.1%)
Lear Corp.
03-15-18	7.875	2,487,000	(e)	2,654,873
03-15-20	8.125	1,361,000	(e)	1,483,490

Total				4,138,363

Banking (4.3%)
Bank of America Corp. Senior Unsecured
05-01-18	5.650	18,735,000		19,325,379
07-01-20	5.625	14,695,000	(e)	14,930,209
Bank of Montreal
06-09-15	2.850	9,520,000	(c,d)	9,623,030
Bank of Nova Scotia
10-29-15	1.650	30,190,000	(c,d)	29,012,684
Canadian Imperial Bank of Commerce
07-02-15	2.600	8,695,000	(c,d)	8,701,788
JPMorgan Chase & Co. Senior Unsecured
01-15-16	2.600	14,340,000		13,942,798
10-15-20	4.250	8,710,000		8,506,622
Morgan Stanley Senior Unsecured
07-24-20	5.500	20,785,000	(e)	20,998,545
Santander U.S. Debt SA Unipersonal Bank Guaranteed
10-07-15	3.781	7,100,000	(c,d,e)	6,657,761
The Goldman Sachs Group, Inc. Senior Notes
06-15-20	6.000	3,920,000		4,236,203
The Royal Bank of Scotland PLC
08-24-20	5.625	4,405,000	(c,e)	4,362,093
The Toronto-Dominion Bank
07-29-15	2.200	29,185,000	(c,d,e)	28,805,188

Total				169,102,300

Building Materials (—%)
Associated Materials LLC Senior Secured
11-01-17	9.125	650,000	(d,e)	682,500
Interface, Inc. Senior Notes
12-01-18	7.625	321,000	(d)	330,630

Total				1,013,130

Chemicals (1.1%)
Airgas, Inc.
10-01-18	7.125	3,770,000		4,165,850
Ashland, Inc.
06-01-17	9.125	2,065,000		2,379,913
Celanese U.S. Holdings LLC
10-15-18	6.625	1,633,000	(d,e)	1,686,073
CF Industries, Inc.
05-01-18	6.875	3,440,000		3,680,800
05-01-20	7.125	805,000	(e)	881,475
Hexion U.S. Finance Corp./Nova Scotia ULC Senior Secured
02-01-18	8.875	825,000	(e)	881,719
Invista
05-01-12	9.250	565,000	(d)	573,707
LyondellBasell Industries Senior Secured
11-01-17	8.000	4,291,000	(d,e)	4,763,009
Nalco Co. Senior Notes
01-15-19	6.625	2,870,000	(d,e)	2,934,575
Nova Chemicals Corp. Senior Unsecured
11-01-16	8.375	1,448,000	(c)	1,542,120
Polypore International, Inc. Senior Notes
11-15-17	7.500	1,095,000	(d)	1,116,900
The Dow Chemical Co. Senior Unsecured
11-15-20	4.250	20,620,000	(e)	19,751,856

Total				44,357,997

Construction Machinery (0.1%)
Case New Holland, Inc. Senior Notes
12-01-17	7.875	1,513,000	(d)	1,664,300
The Manitowoc Co., Inc.
11-01-13	7.125	3,375,000		3,404,531
11-01-20	8.500	645,000	(e)	685,313

Total				5,754,144

Consumer Products (0.1%)
Central Garden and Pet Co.
03-01-18	8.250	485,000		495,913
Jarden Corp.
05-01-16	8.000	1,885,000	(e)	2,052,294
Spectrum Brands Holdings, Inc. Senior Secured
06-15-18	9.500	2,772,000	(d,e)	3,049,199

Total				5,597,406

Diversified Manufacturing (0.1%)
Pinafore LLC/Inc. Senior Secured
10-01-18	9.000	240,000	(d,e)	260,400
SPX Corp.
09-01-17	6.875	2,522,000	(d)	2,679,625

Total				2,940,025

Electric (9.1%)
Arizona Public Service Co. Senior Unsecured
08-01-16	6.250	5,685,000		6,353,846
CMS Energy Corp. Senior Unsecured
09-30-15	4.250	7,210,000		7,137,900
12-15-15	6.875	1,515,000		1,653,177
02-01-20	6.250	6,000,000	(e)	6,105,000
Consumers Energy Co. 1st Mortgage
02-15-17	5.150	2,265,000		2,476,750
Dominion Resources, Inc. Senior Unsecured
08-01-33	5.250	13,605,000		14,976,166
DTE Energy Co. Senior Unsecured
06-01-11	7.050	1,220,000		1,250,706
05-15-14	7.625	16,980,000		19,571,522
Duke Energy Corp. Senior Unsecured
06-15-18	6.250	4,210,000		4,784,682
Florida Power & Light Co. 1st Mortgage
02-01-41	5.250	2,515,000		2,545,042
Florida Power Corp. 1st Mortgage
06-15-18	5.650	3,730,000		4,211,606
Indiana Michigan Power Co. Senior Unsecured
03-15-37	6.050	8,710,000		9,059,402
KCP&L Greater Missouri Operations Co. Senior Unsecured
07-01-12	11.875	2,430,000		2,756,364
Majapahit Holding BV
10-17-16	7.750	620,000	(c,d)	716,100
Metropolitan Edison Co. Senior Unsecured
03-15-13	4.950	1,800,000		1,897,684
Midwest Generation LLC Pass-Through Certificates
01-02-16	8.560	5,300,107		5,353,108

See accompanying Notes to Portfolio of Investments.

182  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Diversified Bond Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Electric (cont.)
Nevada Power Co.
04-15-12	6.500%	$1,000,000		$1,063,439
01-15-15	5.875	9,959,000		11,105,241
05-15-18	6.500	7,270,000		8,367,072
08-01-18	6.500	11,139,000		12,897,488
Nisource Finance Corp.
03-01-13	6.150	22,425,000		24,463,521
09-15-17	5.250	15,350,000		16,124,991
09-15-20	5.450	16,150,000		16,642,640
NRG Energy, Inc.
01-15-17	7.375	7,656,000	(e)	7,885,680
Ohio Power Co. Senior Unsecured
01-15-14	4.850	950,000		1,004,750
06-01-16	6.000	7,135,000		8,032,105
PacifiCorp 1st Mortgage
09-15-13	5.450	5,605,000		6,141,348
Potomac Electric Power Co. 1st Mortgage
04-15-14	4.650	4,045,000		4,326,014
Power Sector Assets & Liabilities Management Corp. Government Guaranteed
12-02-24	7.390	860,000	(c,d)	1,003,870
PPL Electric Utilities Corp. 1st Mortgage
11-30-13	7.125	6,860,000		7,927,402
Progress Energy, Inc. Senior Unsecured
03-01-11	7.100	4,260,000		4,303,473
01-15-16	5.625	3,800,000		4,256,445
12-01-39	6.000	1,440,000		1,527,656
Sierra Pacific Power Co.
05-15-16	6.000	36,826,000		41,710,121
Tampa Electric Co. Senior Unsecured
05-15-18	6.100	7,510,000		8,454,120
05-15-37	6.150	420,000		442,566
The Cleveland Electric Illuminating Co. 1st Mortgage
11-15-18	8.875	40,725,000		51,779,230
The Detroit Edison Co. Senior Secured
10-01-13	6.400	7,450,000		8,405,381
The Toledo Edison Co. 1st Mortgage
05-01-20	7.250	2,585,000		3,055,625
The Toledo Edison Co. Senior Secured
05-15-37	6.150	6,670,000	(e)	6,890,097
TransAlta Corp. Senior Unsecured
01-15-15	4.750	9,770,000	(c)	10,322,997

Total				358,982,327

Entertainment (0.2%)
Regal Cinemas Corp.
07-15-19	8.625	1,870,000		1,982,200
Speedway Motorsports, Inc.
06-01-16	8.750	2,760,000		2,980,800
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates
07-01-15	9.300	1,509,201	(h,p)	1,508,144

Total				6,471,144

Food and Beverage (2.5%)
Anheuser-Busch InBev Worldwide, Inc.
11-15-14	5.375	30,641,000	(d)	33,758,813
Cott Beverages, Inc.
09-01-18	8.125	249,000		268,298
Del Monte Corp.
10-15-19	7.500	1,698,000		1,980,293
Kraft Foods, Inc. Senior Unsecured
08-11-17	6.500	29,295,000		34,082,345
02-01-18	6.125	2,565,000		2,929,987
SABMiller PLC Senior Unsecured
01-15-14	5.700	14,835,000	(c,d)	16,382,305
07-15-18	6.500	4,414,000	(c,d)	5,158,999
Sara Lee Corp. Senior Unsecured
09-15-15	2.750	2,845,000		2,821,449

Total				97,382,489

Gaming (0.1%)
MGM Resorts International Senior Secured
11-15-17	11.125	1,835,000		2,110,250
Seneca Gaming Corp.
12-01-18	8.250	925,000	(d)	927,313

Total				3,037,563

Gas Distributors (0.1%)
Energy Transfer Equity LP
10-15-20	7.500	2,105,000		2,189,200

Gas Pipelines (4.1%)
AK Transneft OJSC Via TransCapitalInvest Ltd. Senior Unsecured
08-07-18	8.700	950,000	(c,d)	1,176,231
Colorado Interstate Gas Co. Senior Unsecured
11-15-15	6.800	46,025,000	(e)	53,021,950
El Paso Corp. Senior Unsecured
09-15-20	6.500	2,420,000	(d,e)	2,432,100
Northern Natural Gas Co. Senior Unsecured
06-01-11	7.000	660,000	(d)	676,478
Northwest Pipeline GP Senior Unsecured
06-15-16	7.000	11,695,000		13,847,126
04-15-17	5.950	12,945,000		14,595,719
Regency Energy Partners LP/Finance Corp.
06-01-16	9.375	90,000		98,775
12-01-18	6.875	580,000		587,975
Southern Natural Gas Co. Senior Unsecured
04-01-17	5.900	33,068,000	(d,e)	35,460,900
Southern Star Central Corp. Senior Notes
03-01-16	6.750	1,750,000		1,767,500
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
08-15-11	7.000	6,972,000	(e)	7,231,916
04-15-16	6.400	27,130,000	(e)	31,198,442

Total				162,095,112

Health Care (0.6%)
Cardinal Health, Inc. Senior Unsecured
12-15-20	4.625	12,935,000		12,906,090
HCA, Inc. Senior Secured
02-15-20	7.875	671,000	(e)	717,970
09-15-20	7.250	8,119,000	(e)	8,484,355
LifePoint Hospitals, Inc.
10-01-20	6.625	462,000	(d)	458,535

Total				22,566,950

Health Care Insurance (—%)
UnitedHealth Group, Inc. Senior Unsecured
10-15-40	5.700	1,855,000	(e)	1,846,955

Home Construction (—%)
K Hovnanian Enterprises, Inc. Senior Secured
10-15-16	10.625	1,440,000	(e)	1,476,000

Independent Energy (2.1%)
Anadarko Petroleum Corp. Senior Unsecured
09-15-16	5.950	21,635,000	(e)	23,242,243
Berry Petroleum Co. Senior Unsecured
11-01-20	6.750	360,000		361,800
Chesapeake Energy Corp.
08-15-20	6.625	4,110,000	(e)	4,027,800
Concho Resources, Inc. Senior Notes
01-15-21	7.000	908,000		930,700
Continental Resources, Inc.
04-01-21	7.125	503,000	(d)	528,150
Denbury Resources, Inc.
04-01-13	7.500	1,851,000	(e)	1,869,510
03-01-16	9.750	1,580,000	(e)	1,761,700
EnCana Corp. Senior Unsecured
11-01-11	6.300	22,855,000	(c)	23,891,131

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  183

Portfolio of Investments (continued)

RiverSource VP — Diversified Bond Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Independent Energy (cont.)
EXCO Resources, Inc.
09-15-18	7.500%	$1,290,000	(e)	$1,260,975
Nexen, Inc. Senior Unsecured
05-15-17	5.650	11,260,000	(c)	12,012,967
Petrohawk Energy Corp.
08-01-14	10.500	1,605,000		1,829,700
QEP Resources, Inc. Senior Unsecured
03-01-21	6.875	1,265,000		1,328,250
Quicksilver Resources, Inc.
08-01-15	8.250	2,586,000		2,682,975
Range Resources Corp.
05-15-16	7.500	1,241,000		1,287,538
05-15-19	8.000	5,560,000		6,053,450

Total				83,068,889

Integrated Energy (0.1%)
Petro-Canada Senior Unsecured
05-15-18	6.050	4,450,000	(c,e)	5,055,930
TNK-BP Finance SA
03-13-18	7.875	705,000	(c,d)	797,299

Total				5,853,229

Life Insurance (0.4%)
Prudential Financial, Inc. Senior Unsecured
12-01-17	6.000	1,960,000		2,175,806
11-15-20	4.500	14,595,000	(e)	14,273,180

Total				16,448,986

Lodging (—%)
Wyndham Worldwide Corp. Senior Unsecured
02-01-18	5.750	693,000		704,667

Media Cable (1.2%)
Cablevision Systems Corp. Senior Unsecured
09-15-17	8.625	3,230,000	(e)	3,516,663
CCO Holdings LLC/Capital Corp.
04-30-18	7.875	1,626,000	(e)	1,682,910
Comcast Corp.
02-15-18	5.875	3,085,000	(e)	3,425,084
07-01-39	6.550	4,470,000		4,861,259
CSC Holdings LLC Senior Unsecured
02-15-18	7.875	1,005,000	(e)	1,118,063
02-15-19	8.625	575,000	(e)	649,750
DIRECTV Holdings LLC/Financing Co., Inc.
02-15-16	3.125	14,360,000		14,168,523
DISH DBS Corp.
02-01-16	7.125	4,115,000	(e)	4,248,738
09-01-19	7.875	2,355,000	(e)	2,460,975
Time Warner Cable, Inc.
11-15-40	5.875	9,830,000	(e)	9,725,408

Total				45,857,373

Media Non-Cable (1.3%)
Entravision Communications Corp. Senior Secured
08-01-17	8.750	2,190,000	(d,e)	2,304,975
Intelsat Jackson Holdings SA Senior Unsecured
10-15-20	7.250	2,595,000	(c,d,e)	2,620,950
Lamar Media Corp.
04-01-14	9.750	1,535,000	(e)	1,765,250
04-15-18	7.875	874,000	(e)	928,625
Reed Elsevier Capital, Inc.
08-01-11	6.750	3,494,000		3,616,761
RR Donnelley & Sons Co. Senior Unsecured
01-15-17	6.125	26,111,000		26,691,605
TCM Sub LLC
01-15-15	3.550	9,605,000	(d)	9,844,544
XM Satellite Radio, Inc.
11-01-18	7.625	1,720,000	(d,e)	1,775,900

Total				49,548,610

Metals (0.9%)
ArcelorMittal Senior Unsecured
06-01-19	9.850	2,030,000	(c,e)	2,565,555
08-05-20	5.250	7,330,000	(c,e)	7,246,607
10-15-39	7.000	4,450,000	(c)	4,618,134
Arch Coal, Inc.
10-01-20	7.250	121,000		127,201
Arch Western Finance LLC
07-01-13	6.750	1,665,000		1,681,650
Consol Energy, Inc.
04-01-17	8.000	1,700,000	(d,e)	1,814,750
04-01-20	8.250	3,849,000	(d)	4,156,920
FMG Resources August 2006 Pty Ltd. Senior Notes
11-01-15	7.000	1,990,000	(c,d,e)	2,047,777
02-01-16	6.375	945,000	(c,d,e)	945,000
Novelis, Inc.
12-15-17	8.375	1,365,000	(c,d,e)	1,412,775
12-15-20	8.750	1,360,000	(c,d,e)	1,411,000
Peabody Energy Corp.
09-15-20	6.500	1,825,000		1,948,188
Rain CII Carbon LLC/Corp. Senior Secured
12-01-18	8.000	1,170,000	(d,e)	1,225,575
United States Steel Corp. Senior Unsecured
02-01-18	7.000	1,783,000		1,809,745
04-01-20	7.375	2,424,000	(e)	2,460,360

Total				35,471,237

Non-Captive Diversified (1.3%)
Ally Financial, Inc.
03-15-20	8.000	4,528,000		4,946,840
CIT Group, Inc. Senior Secured
05-01-16	7.000	4,365,000	(e)	4,381,369
General Electric Capital Corp. Senior Unsecured
09-16-20	4.375	39,625,000	(e)	38,997,221
International Lease Finance Corp. Senior Unsecured
12-15-20	8.250	1,925,000		1,982,750

Total				50,308,180

Oil Field Services (0.2%)
Expro Finance Luxembourg SCA Senior Secured
12-15-16	8.500	228,000	(c,d,e)	219,014
Frac Tech Services LLC/Finance, Inc.
11-15-18	7.125	940,000	(d,e)	954,100
Gazprom Via Gaz Capital SA Senior Unsecured
11-22-16	6.212	2,425,000	(c,d)	2,555,344
04-11-18	8.146	3,000,000	(c,d)	3,472,500
KazMunayGas National Co. Senior Unsecured
07-02-18	9.125	980,000	(c,d)	1,140,475
Precision Drilling Corp.
11-15-20	6.625	760,000	(c,d,e)	773,300

Total				9,114,733

Other Financial Institutions (—%)
Cardtronics, Inc.
09-01-18	8.250	1,610,000		1,682,450

Other Industry (0.1%)
Interline Brands, Inc.
11-15-18	7.000	528,000	(d,e)	535,920
Valmont Industries, Inc.
04-20-20	6.625	4,475,000		4,669,207

Total				5,205,127

Packaging (0.3%)
Ardagh Packaging Finance PLC Senior Secured
10-15-17	7.375	1,217,000	(c,d,e)	1,255,031
Ball Corp.
09-15-20	6.750	1,589,000	(e)	1,668,450
Crown Americas LLC/Capital Corp.
11-15-15	7.750	2,170,000		2,256,800
Greif, Inc. Senior Unsecured
02-01-17	6.750	2,065,000		2,157,925
Reynolds Group Issuer, Inc./LLC Senior Secured
10-15-16	7.750	1,714,000	(d,e)	1,806,128
04-15-19	7.125	1,668,000	(d)	1,697,190

Total				10,841,524

See accompanying Notes to Portfolio of Investments.

184  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Diversified Bond Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Paper (0.3%)
Cascades, Inc.
12-15-17	7.750%	$4,255,000	(c)	$4,435,838
Georgia-Pacific LLC
11-01-20	5.400	6,821,000	(d)	6,743,778
Graphic Packaging International, Inc.
10-01-18	7.875	273,000	(e)	285,968

Total				11,465,584

Pharmaceuticals (0.2%)
Mylan, Inc.
11-15-18	6.000	1,075,000	(d,e)	1,056,188
Valeant Pharmaceuticals International
10-01-20	7.000	5,285,000	(d)	5,218,937
Warner Chilcott Co. LLC/Finance
09-15-18	7.750	1,098,000	(c,d,e)	1,108,980

Total				7,384,105

Railroads (0.4%)
CSX Corp. Senior Unsecured
03-15-11	6.750	354,000		357,993
03-15-12	6.300	4,310,000		4,573,005
03-15-18	6.250	2,035,000		2,334,473
04-15-41	5.500	8,165,000		8,022,561

Total				15,288,032

Restaurants (0.2%)
Yum! Brands, Inc. Senior Unsecured
03-15-18	6.250	4,899,000		5,531,426
11-15-37	6.875	2,262,000		2,567,169

Total				8,098,595

Retailers (0.3%)
CVS Caremark Corp. Senior Unsecured
06-01-17	5.750	3,670,000		4,083,425
09-15-39	6.125	2,500,000		2,671,145
QVC, Inc. Senior Secured
04-15-17	7.125	2,149,000	(d)	2,245,705
10-15-20	7.375	2,149,000	(d)	2,245,705
Toys R Us — Delaware, Inc. Senior Secured
09-01-16	7.375	2,413,000	(d,e)	2,503,488

Total				13,749,468

Technology (0.1%)
Amkor Technology, Inc. Senior Unsecured
05-01-18	7.375	2,900,000	(e)	3,016,000
Brocade Communications Systems, Inc. Senior Secured
01-15-18	6.625	827,000		870,418
01-15-20	6.875	724,000	(e)	771,060

Total				4,657,478

Transportation Services (0.8%)
ERAC USA Finance LLC
10-15-37	7.000	24,386,000	(d)	26,259,454
The Hertz Corp.
10-15-18	7.500	1,130,000	(d,e)	1,178,025
01-15-21	7.375	2,314,000	(d,e)	2,360,280

Total				29,797,759

Wireless (1.1%)
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured
05-01-17	7.750	5,630,000	(d,e)	6,150,775
Cricket Communications, Inc. Senior Secured
05-15-16	7.750	1,685,000		1,748,188
MetroPCS Wireless, Inc.
09-01-18	7.875	855,000		884,925
11-15-20	6.625	845,000		804,863
Nextel Communications, Inc.
08-01-15	7.375	2,865,000	(e)	2,868,581
SBA Telecommunications, Inc.
08-15-16	8.000	2,460,000		2,662,950
08-15-19	8.250	805,000		879,463
Sprint Nextel Corp. Senior Unsecured
08-15-17	8.375	2,900,000	(e)	3,110,250
United States Cellular Corp. Senior Unsecured
12-15-33	6.700	22,433,000		21,790,585
Wind Acquisition Finance SA Senior Secured
02-15-18	7.250	1,250,000	(c,d,e)	1,268,750

Total				42,169,330

Wirelines (4.1%)
AT&T, Inc. Senior Unsecured
02-15-39	6.550	22,310,000	(e)	24,283,409
Embarq Corp. Senior Unsecured
06-01-36	7.995	14,010,000	(e)	15,297,225
Frontier Communications Corp. Senior Unsecured
04-15-15	7.875	908,000	(e)	991,990
04-15-17	8.250	820,000	(e)	899,950
04-15-20	8.500	1,855,000	(e)	2,026,588
Qwest Communications International, Inc.
04-01-18	7.125	2,370,000	(d,e)	2,452,950
Telefonica Emisiones SAU
06-20-11	5.984	1,575,000	(c)	1,609,927
01-15-15	4.949	13,790,000	(c)	14,282,082
TELUS Corp. Senior Unsecured
06-01-11	8.000	28,980,000	(c)	29,770,285
tw telecom holdings, inc.
03-01-18	8.000	1,458,000	(e)	1,549,125
Verizon New York, Inc. Senior Unsecured
04-01-12	6.875	24,260,000		25,879,379
04-01-32	7.375	30,878,000		34,649,315
Windstream Corp.
08-01-16	8.625	1,228,000		1,292,470
11-01-17	7.875	5,412,000	(e)	5,689,365

Total				160,674,060

Total Bonds
(Cost: $3,996,750,409)				$4,120,984,390

Common Stocks (0.1%)
Issuer	Shares		Value(a)

Chemicals
Chemtura Corp.	272,127	(b)	$4,348,589

Total Common Stocks
(Cost: $1,904,138)			$4,348,589

Senior Loans (0.4%)(l)
	Coupon	Principal
Borrower	rate	amount	Value(a)

Building Materials (—%)
Goodman Global, Inc. 1st Lien Term Loan
10-28-16	5.750%	$265,000	$266,036

Consumer Products (0.1%)
Visant Corp. Tranche B Term Loan
12-22-16	7.000	2,498,738	2,526,224

Food and Beverage (0.2%)
U.S. Foodservice Term Loan
07-03-14	2.760	7,729,796	7,070,831

Media Non-Cable (0.1%)
Nielsen Finance LLC Tranche C Term Loan
05-01-16	4.014	7,250,896	7,187,450

Total Senior Loans
(Cost: $16,892,049)		$17,050,541

Money Market Fund (8.2%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	322,075,929	(n)	$322,075,929

Total Money Market Fund
(Cost: $322,075,929)			$322,075,929

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  185

Portfolio of Investments (continued)

RiverSource VP — Diversified Bond Fund

Investments of Cash Collateral Received for Securities on Loan (12.6%)
		Amount
	Effective	payable
Issuer	yield	at maturity	Value(a)

Certificates of Deposit (8.2%)
Bank of Nova Scotia
05-12-11	0.280%	$15,000,000	$15,000,000
Banque et Caisse d’Epargne de l’Etat
02-22-11	0.300	9,992,339	9,992,339
Barclays Bank PLC
03-15-11	0.440	10,000,000	10,000,000
Caisse des Depots
02-23-11	0.340	5,000,000	5,000,000
Canadian Imperial Bank
04-07-11	0.300	15,000,000	15,000,000
Credit Agricole
04-21-11	0.400	20,000,493	20,000,493
Credit Industrial et Commercial
01-04-11	0.470	15,000,000	15,000,000
02-23-11	0.380	4,995,149	4,995,149
03-07-11	0.400	10,000,000	10,000,000
Credit Suisse
04-15-11	0.300	12,000,000	12,000,000
DZ Bank AG
01-21-11	0.335	9,994,420	9,994,420
Landesbank Hessen Thuringen
01-03-11	0.300	10,000,044	10,000,044
Mitsubishi UFJ Trust and Banking Corp.
01-04-11	0.330	4,996,428	4,996,428
National Australia Bank Ltd.
03-17-11	0.311	25,000,000	25,000,000
National Bank of Canada
03-21-11	0.400	15,000,000	15,000,000
Natixis
03-07-11	0.440	19,000,000	19,000,000
Norinchukin Bank
01-06-11	0.330	16,000,000	16,000,000
01-25-11	0.330	5,000,000	5,000,000
Nykredit Bank
01-20-11	0.520	5,000,000	5,000,000
Rabobank Group
04-27-11	0.311	15,000,000	15,000,000
Societe Generale
02-01-11	0.315%	10,000,000	10,000,000
02-17-11	0.310	4,996,042	4,996,042
02-24-11	0.305	4,996,106	4,996,106
Sumitomo Trust & Banking Co., Ltd.
02-04-11	0.400	5,000,000	5,000,000
04-21-11	0.510	10,000,000	10,000,000
Union Bank of Switzerland
04-18-11	0.341	12,000,000	12,000,000
United Overseas Bank Ltd.
01-18-11	0.330	4,000,000	4,000,000
02-22-11	0.340	10,000,000	10,000,000
Westpac Banking Corp.
05-09-11	0.290	20,000,000	20,000,000

Total			322,971,021

Other Short-Term Obligations (0.2%)
The Goldman Sachs Group, Inc.
01-14-11	0.350	7,000,000	7,000,000

	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements (4.2%)(o)
Barclays Capital, Inc. dated 02-08-10, matures 01-31-11, repurchase price
$50,017,222	0.400%	$50,000,000	$50,000,000
Barclays Capital, Inc. dated 10-13-10, matures 01-31-11, repurchase price
$20,005,167	0.300	20,000,000	20,000,000
Cantor Fitzgerald & Co. dated 12-31-10, matures 01-03-11, repurchase price
$25,000,833	0.400	25,000,000	25,000,000
Citigroup Global Markets, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$22,368,898	0.160%	22,368,600	22,368,600
Goldman Sachs & Co. dated 12-31-10, matures 01-03-11, repurchase price
$9,225,029	0.170	9,224,898	9,224,898
Merrill Lynch Pierce Fenner & Smith, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$5,000,104	0.250	5,000,000	5,000,000
Nomura Securities dated 12-31-10, matures 01-03-11, repurchase price
$5,000,125	0.300	5,000,000	5,000,000
$5,000,208	0.500	5,000,000	5,000,000
Pershing LLC dated 12-31-10, matures 01-03-11, repurchase price
$15,000,563	0.450	15,000,000	15,000,000
RBS Securities, Inc. dated 08-18-10, matures 02-04-11, repurchase price
$10,002,917	0.300	10,000,000	10,000,000

Total			166,593,498

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $496,564,519)			$496,564,519

Total Investments in Securities
(Cost: $4,834,187,044)(t)			$4,961,023,968

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Investments in Derivatives

Futures Contracts Outstanding at Dec. 31, 2010

	Number of	Notional
	contracts	market	Expiration	Unrealized	Unrealized
Contract description	long (short)	value	date	appreciation	depreciation
U.S. Treasury Long Bond, 20-year	1,610	$196,621,250	March 2011	$—	(5,083,978)
U.S. Treasury Note, 2-year	110	24,079,687	April 2011	—	(13,916)
U.S. Treasury Note, 5-year	(1,251)	(147,266,156)	April 2011	2,280,789	—
U.S. Treasury Note, 10-year	(701)	(84,426,687)	March 2011	—	(58,636)
U.S. Treasury Ultra Bond, 30-year	103	13,090,656	March 2011	333,387	—

Total				$2,614,176	$(5,156,530)

See accompanying Notes to Portfolio of Investments.

186  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Diversified Bond Fund

Forward Foreign Currency Exchange Contracts Open at Dec. 31, 2010

	Exchange	Currency to		Currency to		Unrealized	Unrealized
Counterparty	date	be delivered		be received		appreciation	depreciation
HSBC Securities (USA), Inc.	Jan. 12, 2011	37,284,000 (CHF	)	38,546,594 (USD	)	$—	$(1,396,409)

Goldman, Sachs & Co.	Jan. 12, 2011	11,920,000 (EUR	)	15,653,940 (USD	)	—	(281,087)

J.P. Morgan Securities, Inc.	Jan. 12, 2011	1,931,299,000 (JPY	)	23,084,415 (USD	)	—	(710,075)

State Street Bank & Trust Company	Jan. 12, 2011	23,012,388 (USD	)	23,252,000 (AUD	)	718,951	—

HSBC Securities (USA), Inc.	Jan. 12, 2011	39,193,061 (USD	)	233,040,000 (NOK	)	818,710	—

UBS Securities	Jan. 12, 2011	15,682,270 (USD	)	20,755,000 (NZD	)	467,606	—

Total						$2,005,267	$(2,387,571)

Notes to Portfolio of Investments

AUD	—	Australian Dollar
BRL	—	Brazilian Real
CHF	—	Swiss Franc
CMO	—	Collateralized Mortgage Obligation
EUR	—	European Monetary Unit
IDR	—	Indonesian Rupiah
I.O.	—	Interest Only
JPY	—	Japanese Yen
MXN	—	Mexican Peso
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 9.03% of net assets.

(d)	Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2010, the value of these securities amounted to $840,006,053 or 21.32% of net assets.

(e)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(f)	Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)	At Dec. 31, 2010, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $560,306,491. See Note 2 to the financial statements.

(h)	Identifies issues considered to be illiquid as to their marketability (see Note 2 to the financial statements). The aggregate value of such securities at Dec. 31, 2010 was $1,508,144, representing 0.04% of net assets. Information concerning such security holdings at Dec. 31, 2010 was as follows:

	Acquisition
Security	dates	Cost
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates 9.30% 2015	12-08-95	$1,509,201

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  187

Portfolio of Investments (continued)

RiverSource VP — Diversified Bond Fund

Notes to Portfolio of Investments (continued)

(i)	Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2010.

(j)	This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year’s GDP exceeds the ‘base case GDP’, an interest payment is made equal to 0.012225 of the difference.

(k)	Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2010.

(l)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(m)	The following abbreviations are used in the portfolio security descriptions to identify the insurer and/or guarantor of the issue:

AGM	—	Assured Guaranty Municipal Corporation
AMBAC	—	Ambac Assurance Corporation
FGIC	—	Financial Guaranty Insurance Company
XLCA	—	XL Capital Assurance

(n)	Affiliated Money Market Fund — See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(o)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.400%)
Security description	Value(a)
BCRR Trust	$4,706,134
Bear Stearns Commercial Mortgage Securities	17,466,067
Citigroup Commercial Mortgage Trust	6,606,076
Granite Master Issuer PLC	26,140,829
GS Mortgage Securities Corp II	6,036,849
JP Morgan Chase Commercial Mortgage Securities Corp	4,888,835
Merrill Lynch Mortgage Trust	1,635,866
Morgan Stanley Dean Witter Capital I	10,706,017
Paragon Mortgages PLC	16,208,476
Permanent Master Issuer PLC	5,305,737
Wachovia Bank Commercial Mortgage Trust	5,299,114

Total market value of collateral securities	$105,000,000

Barclays Capital, Inc. (0.300%)
Security description	Value(a)
Arabella Ltd	$100,794
Archer Daniels	1,036,936
ASB Finance Ltd	1,228,486
Banco Bilbao Vizcaya	3,316,245
Banco Bilbao Vizcaya Argentaria/New York NY	49,039
BP Capital Markets	616,293
BPCE	443,082
Central American Bank	3,840
Commonwealth Bank of Australia	623,869
Credit Agricole NA	1,024
Danske Corp	1,534,823
Electricite De France	2,541,528
European Investment Bank	3,419,692
Gdz Suez	527,909
Golden Funding Corp	36,342

188  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Diversified Bond Fund

Notes to Portfolio of Investments (continued)

Barclays Capital, Inc. (0.300%) (continued)
Security description	Value(a)
Ing (Us) Funding LLC	$160
Natexis Banques	394,674
Nationwide Building	2,460,523
Natixis NY	191,999
Natixis US Finance Co	3,200
Prudential PLC	742,281
Silver Tower US Fund	9,600
Skandin Ens Banken	96,073
Societe Gen No Amer	1,599,187
Societe Generale NY	20,799
UBS Ag Stamford	1,602

Total market value of collateral securities	$21,000,000

Cantor Fitzgerald & Co. (0.400%)
Security description	Value(a)
Fannie Mae Interest Strip	$800,776
Fannie Mae Pool	2,186,969
Fannie Mae Principal Strip	26,154
Fannie Mae REMICS	1,465,991
Federal Farm Credit Bank	1,363,424
Federal Home Loan Banks	2,442,686
Federal Home Loan Mortgage Corp	183,264
Federal National Mortgage Association	2,117,980
FHLMC Structured Pass Through Securities	866,994
Freddie Mac Non Gold Pool	2,099,297
Freddie Mac Reference REMIC	14,129
Freddie Mac REMICS	1,288,482
Freddie Mac Strips	379,961
Ginnie Mae I Pool	245,589
Ginnie Mae II Pool	1,361,353
Government National Mortgage Association	547,725
United States Treasury Inflation Indexed Bonds	75,286
United States Treasury Note/Bond	5,982,624
United States Treasury Strip Coupon	1,788,180
United States Treasury Strip Principal	263,136

Total market value of collateral securities	$25,500,000

Citigroup Global Markets, Inc. (0.160%)
Security description	Value(a)
Fannie Mae Benchmark REMIC	$222,249
Fannie Mae REMICS	15,031,623
Fannie Mae Whole Loan	382,393
Fannie Mae-Aces	29,199
Freddie Mac Reference REMIC	1,041,581
Freddie Mac REMICS	22,964,769
Government National Mortgage Association	5,960,130

Total market value of collateral securities	$45,631,944

Goldman Sachs & Co. (0.170%)
Security description	Value(a)
Government National Mortgage Association	$9,409,396

Total market value of collateral securities	$9,409,396

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  189

Portfolio of Investments (continued)

RiverSource VP — Diversified Bond Fund

Notes to Portfolio of Investments (continued)

Merrill Lynch Pierce Fenner & Smith, Inc. (0.250%)
Security description	Value(a)
Federal Home Loan Banks	$462,827
Federal Home Loan Mortgage Corp	269,472
Federal National Mortgage Association	299,919
Government National Mortgage Association	4,067,797

Total market value of collateral securities	$5,100,015

Nomura Securities (0.300%)
Security description	Value(a)
AEP Texas Central Transition Funding LLC	$9,410
Ally Auto Receivables Trust	79,359
American Express Credit Account Master Trust	24,910
AmeriCredit Automobile Receivables Trust	76,696
Ameriquest Mortgage Securities Inc	642
Asset Securitization Corp	7,139
Atlantic City Electric Transition Funding LLC	25,707
Banc of America Commercial Mortgage Inc	92,399
Bank of America Auto Trust	29,314
Bayview Commercial Asset Trust	22,669
BMW Vehicle Lease Trust	513,500
Capital Auto Receivables Asset Trust	265,470
Capital One Auto Finance Trust	38,237
Capital One Multi-Asset Execution Trust	55,811
CarMax Auto Owner Trust	151,584
CDC Commercial Mortgage Trust	103,511
CenterPoint Energy Transition Bond Co LLC	172,767
Chase Issuance Trust	335,004
Citibank Credit Card Issuance Trust	6,792
Citibank Omni Master Trust	427,474
Citigroup/Deutsche Bank Commercial Mortgage Trust	638,831
CNH Equipment Trust	66,713
Commercial Mortgage Asset Trust	6,958
Commercial Mortgage Pass Through Certificates	88,212
Countrywide Home Loan Mortgage Pass Through Trust	16,360
Credit Suisse First Boston Mortgage Securities Corp	519,881
Discover Card Master Trust	45,366
Entergy Gulf States Reconstruction Funding LLC	171,409
Ford Credit Auto Owner Trust	174,946
GE Capital Commercial Mortgage Corp	482,881
Greenwich Capital Commercial Funding Corp	218,545
GS Mortgage Securities Corp II	227,413
Harley-Davidson Motorcycle Trust	388,626
Impac CMB Trust	13,264
JP Morgan Chase Commercial Mortgage Securities Corp	476,191
JP Morgan Mortgage Trust	41,547
LB-UBS Commercial Mortgage Trust	335,573
Merrill Lynch/Countrywide Commercial Mortgage Trust	69,687
Morgan Stanley Dean Witter Capital I	1,524
Nissan Auto Lease Trust	67,180
Nissan Auto Receivables Owner Trust	232,344
PG&E Energy Recovery Funding LLC	329,430
SLM Student Loan Trust	1,418,853
Structured Asset Securities Corp	556,510
Toyota Auto Receivables Owner Trust	19,096
USAA Auto Owner Trust	79,317

190  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Diversified Bond Fund

Notes to Portfolio of Investments (continued)

Nomura Securities (0.300%) (continued)
Security description	Value(a)
Wachovia Auto Loan Owner Trust	$15,216
Wachovia Bank Commercial Mortgage Trust	1,172,031
World Omni Auto Receivables Trust	107,922
World Omni Automobile Lease Securitization Trust	79,779

Total market value of collateral securities	$10,500,000

Nomura Securities (0.500%)
Security description	Value(a)
Fannie Mae Pool	$2,283,415
Freddie Mac Gold Pool	2,816,585

Total market value of collateral securities	$5,100,000

Pershing LLC (0.450%)
Security description	Value(a)
Fannie Mae Pool	$7,789,589
Fannie Mae REMICS	1,756,381
Freddie Mac Gold Pool	666,276
Freddie Mac REMICS	2,318,208
Ginnie Mae I Pool	593,376
Government National Mortgage Association	2,176,170

Total market value of collateral securities	$15,300,000

RBS Securities, Inc. (0.300%)
Security description	Value(a)
Fannie Mae REMICS	$5,256,555
Fannie Mae Whole Loan	12,941
Freddie Mac REMICS	4,930,643

Total market value of collateral securities	$10,200,139

(p)	Security valued by management at fair value according to procedures approved, in good faith, by the Board.

(q)	At Dec. 31, 2010, investments in securities included securities valued at $9,574,049 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(r)	Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(s)	This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until previous series within the trust have been paid off. Interest is accrued at an effective yield similar to a zero coupon bond.

(t)	At Dec. 31, 2010, the cost of securities for federal income tax purposes was $4,844,393,751 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$158,932,175
Unrealized depreciation	(42,301,958)

Net unrealized appreciation	$116,630,217

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  191

Portfolio of Investments (continued)

RiverSource VP — Diversified Bond Fund

Fair Value Measurements

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Bonds
Foreign Government Obligations & Agencies	$—	$105,598,869	$—	$105,598,869
U.S. Government Obligations & Agencies	124,833,834	57,908,497	—	182,742,331
Asset-Backed Securities	—	436,273,132	12,547,813	448,820,945
Commercial Mortgage-Backed Securities	—	439,091,141	—	439,091,141
Residential Mortgage-Backed Securities	560,693,839	852,543,608	26,338,013	1,439,575,460
Corporate Debt Securities	—	1,503,647,500	1,508,144	1,505,155,644

Total Bonds	685,527,673	3,395,062,747	40,393,970	4,120,984,390

Equity Securities
Common Stocks	4,348,589	—	—	4,348,589

Total Equity Securities	4,348,589	—	—	4,348,589

Other
Senior Loans	—	17,050,541	—	17,050,541
Affiliated Money Market Fund(c)	322,075,929	—	—	322,075,929
Investments of Cash Collateral Received for Securities on Loan	—	496,564,519	—	496,564,519

Total Other	322,075,929	513,615,060	—	835,690,989

Investments in Securities	1,011,952,191	3,908,677,807	40,393,970	4,961,023,968
Derivatives(d)
Assets
Futures Contracts	2,614,176	—	—	2,614,176
Forward Foreign Currency Exchange Contracts	—	2,005,267	—	2,005,267
Liabilities
Futures Contracts	(5,156,530)	—	—	(5,156,530)
Forward Foreign Currency Exchange Contracts	—	(2,387,571)	—	(2,387,571)

Total	$1,009,409,837	$3,908,295,503	$40,393,970	$4,958,099,310

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

(d)	Derivatives are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

		Residential
	Asset-Backed	Mortgage-Backed	Corporate Debt
	Securities	Securities	Securities	Total
Balance as of Dec. 31, 2009	$49,101,062	$44,244,193	$1,784,510	$95,129,765
Accrued discounts/premiums	850,711	(104,455)	—	746,256
Realized gain (loss)	826,866	(10,179,319)	—	(9,352,453)
Change in unrealized appreciation (depreciation)*	(248,289)	11,952,571	(55,217)	11,649,065
Sales	(20,244,485)	(31,383,714)	(221,149)	(51,849,348)
Purchases	17,135,775	22,865,000	—	40,000,775
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(34,873,827)	(11,056,263)	—	(45,930,090)

Balance as of Dec. 31, 2010	$12,547,813	$26,338,013	$1,508,144	$40,393,970

*	Change in unrealized appreciation (depreciation) relating to securities held at Dec. 31, 2010 was $190,831, which is comprised of Asset-Backed Securities of $103,605, Residential Mortgaged-Backed Securities of $(239,219) and Corporate Debt Securities of $(55,217).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

192  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Diversified Bond Fund

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  193

Portfolio of Investments
RiverSource VP — Diversified Equity Income Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (97.9%)
Issuer	Shares		Value(a)

Aerospace & Defense (1.6%)
Goodrich Corp.	216,434		$19,061,342
Honeywell International, Inc.	382,633		20,340,770
The Boeing Co.	145,572		9,500,029

Total			48,902,141

Air Freight & Logistics (0.6%)
United Parcel Service, Inc., Class B	251,681		18,267,007

Airlines (1.0%)
AMR Corp.	468,597	(b)	3,650,371
Delta Air Lines, Inc.	654,195	(b)	8,242,857
U.S. Airways Group, Inc.	614,728	(b,d)	6,153,427
United Continental Holdings, Inc.	574,577	(b,d)	13,686,424

Total			31,733,079

Automobiles (1.3%)
Ford Motor Co.	2,345,365	(b,d)	39,378,678

Biotechnology (0.6%)
Gilead Sciences, Inc.	488,652	(b)	17,708,748

Capital Markets (3.8%)
Artio Global Investors, Inc.	330,971	(d)	4,881,822
Morgan Stanley	1,645,645	(d)	44,778,000
The Goldman Sachs Group, Inc.	404,072		67,948,748

Total			117,608,570

Chemicals (3.6%)
Air Products & Chemicals, Inc.	182,252		16,575,819
EI du Pont de Nemours & Co.	939,916	(d)	46,883,011
Huntsman Corp.	1,082,922		16,904,412
The Dow Chemical Co.	914,719	(d)	31,228,507

Total			111,591,749

Commercial Banks (0.6%)
U.S. Bancorp	201,369		5,430,922
Wells Fargo & Co.	450,467		13,959,972

Total			19,390,894

Communications Equipment (0.4%)
Nokia OYJ, ADR	1,315,167	(c,d)	13,572,523

Computers & Peripherals (1.3%)
Hewlett-Packard Co.	609,269		25,650,225
Western Digital Corp.	431,959	(b,d)	14,643,410

Total			40,293,635

Construction & Engineering (0.4%)
Fluor Corp.	200,939	(d)	13,314,218

Construction Materials (0.5%)
Cemex SAB de CV, ADR	1,505,725	(b,c,d)	16,126,315

Diversified Financial Services (5.5%)
Bank of America Corp.	6,898,765		92,029,525
JPMorgan Chase & Co.	1,922,190		81,539,300

Total			173,568,825

Diversified Telecommunication Services (4.8%)
AT&T, Inc.	2,075,086		60,966,027
CenturyLink, Inc.	136,194	(d)	6,288,077
Deutsche Telekom AG, ADR	585,575	(c,d)	7,492,432
Frontier Communications Corp.	312,685	(d)	3,042,425
Qwest Communications International, Inc.	2,968,429		22,589,745
Verizon Communications, Inc.	1,012,621	(d)	36,231,579
Windstream Corp.	869,959	(d)	12,127,228

Total			148,737,513

Electric Utilities (0.7%)
American Electric Power Co., Inc.	233,519		8,402,014
FirstEnergy Corp.	186,959	(d)	6,921,222
NextEra Energy, Inc.	138,321		7,191,309

Total			22,514,545

Electrical Equipment (3.8%)
ABB Ltd., ADR	1,329,177	(b,c,d)	29,840,024
Babcock & Wilcox Co.	539,526	(b)	13,806,470
Cooper Industries PLC	627,517		36,577,966
Emerson Electric Co.	450,758	(d)	25,769,835
Hubbell, Inc., Class B	214,211		12,880,507

Total			118,874,802

Electronic Equipment, Instruments & Components (0.4%)
Tyco Electronics Ltd.	390,777	(c)	13,833,506

Energy Equipment & Services (5.5%)
Baker Hughes, Inc.	484,021	(d)	27,671,481
Halliburton Co.	1,160,814		47,396,035
McDermott International, Inc.	1,561,706	(b)	32,311,696
National Oilwell Varco, Inc.	375,670		25,263,808
Schlumberger Ltd.	331,953		27,718,076
Tenaris SA, ADR	253,847	(c,d)	12,433,426

Total			172,794,522

Food & Staples Retailing (0.9%)
Wal-Mart Stores, Inc.	524,213	(d)	28,270,807

Health Care Providers & Services (0.4%)
WellPoint, Inc.	225,578	(b)	12,826,365

Hotels, Restaurants & Leisure (1.1%)
Carnival Corp. Unit	739,745		34,109,642

Household Durables (0.8%)
DR Horton, Inc.	210,339	(d)	2,509,344
KB Home	137,927	(d)	1,860,635
Lennar Corp., Class A	231,093	(d)	4,332,994
Pulte Group, Inc.	402,753	(b,d)	3,028,703
Stanley Black & Decker, Inc.	192,725		12,887,521

Total			24,619,197

Industrial Conglomerates (3.2%)
3M Co.	240,872		20,787,254
Siemens AG, ADR	409,148	(c)	50,836,639
Tyco International Ltd.	668,662		27,709,353

Total			99,333,246

Insurance (6.5%)
ACE Ltd.	576,670	(c)	35,897,708
Axis Capital Holdings Ltd.	247,967	(d)	8,897,056
Endurance Specialty Holdings Ltd.	340,209	(c,d)	15,673,429
PartnerRe Ltd.	126,940	(c)	10,199,629
The Travelers Companies, Inc.	415,651	(d)	23,155,917
XL Group PLC	5,063,480		110,485,133

Total			204,308,872

IT Services (3.6%)
Accenture PLC, Class A	498,172	(c)	24,156,360
Computer Sciences Corp.	241,020		11,954,592
IBM Corp.	289,694		42,515,491
Mastercard, Inc., Class A	150,733		33,780,773

Total			112,407,216

Life Sciences Tools & Services (3.3%)
Agilent Technologies, Inc.	259,259	(b)	10,741,100
Life Technologies Corp.	915,107	(b)	50,788,439
Thermo Fisher Scientific, Inc.	765,402	(b)	42,372,655

Total			103,902,194

Machinery (5.8%)
Caterpillar, Inc.	333,333	(d)	31,219,969
Deere & Co.	376,758		31,289,752
Eaton Corp.	310,677		31,536,822
Illinois Tool Works, Inc.	614,136	(d)	32,794,863
Ingersoll-Rand PLC	467,925	(c,d)	22,034,588
Parker Hannifin Corp.	369,223		31,863,945

Total			180,739,939

Media (1.5%)
Comcast Corp., Class A	400,566	(d)	8,800,435
Regal Entertainment Group, Class A	1,084,095	(d)	12,727,275
Time Warner, Inc.	311,078		10,007,379
Viacom, Inc., Class B	357,118		14,145,445

Total			45,680,534

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  195

Portfolio of Investments (continued)  RiverSource VP — Diversified Equity Income Fund

Common Stocks (continued)
Issuer	Shares		Value(a)

Metals & Mining (2.5%)
Alcoa, Inc.	537,089	(d)	$8,265,800
Freeport-McMoRan Copper & Gold, Inc.	216,363		25,983,033
Nucor Corp.	235,240	(d)	10,308,217
Rio Tinto PLC, ADR	168,867	(c,d)	12,101,009
United States Steel Corp.	98,732	(d)	5,767,923
Vale SA, ADR	290,642	(c,d)	10,047,494
Xstrata PLC	288,106	(c)	6,763,368

Total			79,236,844

Multiline Retail (2.3%)
Macy’s, Inc.	972,184	(d)	24,596,255
Nordstrom, Inc.	216,392	(d)	9,170,693
Target Corp.	623,024		37,462,433

Total			71,229,381

Multi-Utilities (1.0%)
Dominion Resources, Inc.	467,146		19,956,477
Sempra Energy	239,513	(d)	12,569,642

Total			32,526,119

Oil, Gas & Consumable Fuels (11.0%)
Anadarko Petroleum Corp.	449,383		34,225,009
Apache Corp.	492,886		58,766,798
Chevron Corp.	764,244		69,737,265
ConocoPhillips	383,421		26,110,970
Devon Energy Corp.	142,468		11,185,163
Exxon Mobil Corp.	1,432,942		104,776,720
Marathon Oil Corp.	553,249		20,486,810
Pioneer Natural Resources Co.	88,600	(d)	7,692,252
Total SA, ADR	276,146	(c)	14,768,288

Total			347,749,275

Pharmaceuticals (5.1%)
Abbott Laboratories	326,887		15,661,156
Bristol-Myers Squibb Co.	1,337,472	(d)	35,416,259
Merck & Co., Inc.	1,410,215		50,824,148
Novartis AG, ADR	206,943	(c,d)	12,199,290
Pfizer, Inc.	1,722,029		30,152,728
Teva Pharmaceutical Industries Ltd., ADR	287,428	(c)	14,983,622

Total			159,237,203

Real Estate Investment Trusts (REITs) (1.2%)
AvalonBay Communities, Inc.	67,033	(d)	7,544,564
Equity Residential	148,634	(d)	7,721,536
Pebblebrook Hotel Trust	338,563	(d)	6,879,600
ProLogis	572,646	(d)	8,269,009
Ventas, Inc.	126,564	(d)	6,642,079

Total			37,056,788

Road & Rail (0.7%)
Union Pacific Corp.	224,423		20,795,035

Semiconductors & Semiconductor Equipment (2.2%)
Intel Corp.	2,383,921		50,133,858
Microchip Technology, Inc.	525,961	(d)	17,993,126

Total			68,126,984

Software (2.9%)
Microsoft Corp.	1,974,067		55,115,951
Oracle Corp.	1,099,998		34,429,937

Total			89,545,888

Specialty Retail (1.7%)
Home Depot, Inc.	1,096,567	(d)	38,445,639
Staples, Inc.	595,139	(d)	13,551,315

Total			51,996,954

Tobacco (3.6%)
Lorillard, Inc.	1,063,611		87,279,918
Philip Morris International, Inc.	440,018		25,754,254

Total			113,034,172

Wireless Telecommunication Services (0.2%)
Sprint Nextel Corp.	1,608,290	(b,d)	6,803,067

Total Common Stocks
(Cost: $2,331,072,085)			$3,061,746,992

Money Market Fund (2.3%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	72,031,834	(e)	$72,031,834

Total Money Market Fund
(Cost: $72,031,834)			$72,031,834

Investments of Cash Collateral Received
for Securities on Loan (17.3%)
		Amount
	Effective	payable at
Issuer	yield	maturity	Value(a)

Asset-Backed Commercial Paper (1.2%)
Ebbets Funding LLC
01-10-11	0.500%	$4,997,847	$4,997,847
Grampian Funding LLC
01-13-11	0.280	9,997,589	9,997,589
01-31-11	0.300	4,998,708	4,998,708
Royal Park Investments Funding Corp.
01-14-11	0.420	3,998,647	3,998,647
Starbird Funding Corp.
01-03-11	0.150	14,999,812	14,999,812

Total			38,992,603

Certificates of Deposit (9.8%)
Bank of Nova Scotia
05-12-11	0.280	15,000,000	15,000,000
Bank of Tokyo Securities
01-20-11	0.320	2,497,957	2,497,957
Banque et Caisse d’Epargne de l’Etat
02-16-11	0.305	9,992,212	9,992,212
Canadian Imperial Bank
04-07-11	0.300	10,000,000	10,000,000
Clydesdale Bank PLC
01-21-11	0.370	5,000,000	5,000,000
Credit Agricole
04-21-11	0.400	15,000,370	15,000,370
Credit Industrial et Commercial
01-04-11	0.470	5,000,000	5,000,000
03-07-11	0.400	9,000,000	9,000,000
Credit Suisse
04-15-11	0.300	15,000,000	15,000,000
Deutsche Bank AG
01-10-11	0.472	9,999,959	9,999,959
Development Bank of Singapore Ltd.
02-17-11	0.300	10,000,000	10,000,000
DZ Bank AG
01-18-11	0.330	10,000,000	10,000,000
KBC Bank NV
01-24-11	0.450	12,000,000	12,000,000
La Banque Postale
02-17-11	0.365	23,500,007	23,500,007
National Australia Bank Ltd.
03-17-11	0.311	15,000,000	15,000,000
National Bank of Canada
03-21-11	0.400	11,000,000	11,000,000
Natixis
03-07-11	0.440	20,000,000	20,000,000
Norinchukin Bank
01-06-11	0.330	15,000,000	15,000,000
02-08-11	0.330	4,000,000	4,000,000
Nykredit Bank
01-20-11	0.520	10,000,000	10,000,000
Rabobank Group
04-27-11	0.311	15,000,000	15,000,000
Societe Generale
02-01-11	0.315	10,000,000	10,000,000
02-17-11	0.310	14,988,126	14,988,126
Sumitomo Trust & Banking Co., Ltd.
02-18-11	0.345	5,000,064	5,000,064
Union Bank of Switzerland
04-18-11	0.341	15,000,000	15,000,000
Westpac Banking Corp.
05-09-11	0.290	20,000,000	20,000,000

Total			306,978,695

Commercial Paper (0.9%)
ASB Finance Ltd.
05-03-11	0.391	4,990,575	4,990,575
General Electric Capital Corp.
01-03-11	0.150	14,999,813	14,999,813
Macquarie Bank Ltd.
01-04-11	0.370	8,994,358	8,994,358

Total			28,984,746

See accompanying Notes to Portfolio of Investments.

196  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Investments of Cash Collateral Received
for Securities on Loan (continued)
		Amount
	Effective	payable at
Issuer	yield	maturity	Value(a)

Other Short-Term Obligations (0.4%)
Natixis Financial Products LLC
01-03-11	0.500%	$4,000,000	$4,000,000
The Goldman Sachs Group, Inc.
01-14-11	0.350	7,000,000	7,000,000

Total			11,000,000

	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements (5.0%)(f)

Barclays Capital, Inc. dated 03-22-10, matures 01-31-11, repurchase price
$20,006,889	0.400%	$20,000,000	$20,000,000
Barclays Capital, Inc. dated 10-13-10, matures 01-31-11, repurchase price
$22,005,683	0.300	22,000,000	22,000,000
Barclays Capital, Inc. dated 11-04-10, matures 01-31-11, repurchased price
$3,000,775	0.300	3,000,000	3,000,000
Cantor Fitzgerald & Co. dated 12-31-10, matures 01-03-11, repurchase price
$20,000,667	0.400	20,000,000	20,000,000
Citigroup Global Markets, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$23,000,307	0.160	23,000,000	23,000,000
Deutsche Bank AG dated 12-31-10, matures 01-03-11, repurchase price
$5,944,038	0.280	5,943,900	5,943,900
Merrill Lynch Government Securities Income dated 12-31-10, matures 01-03-11, repurchase price
$5,000,104	0.250	5,000,000	5,000,000
Morgan Stanley dated 04-15-10, matures 01-31-11, repurchase price
$10,003,014	0.350	10,000,000	10,000,000
Natixis Financial Products, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$12,000,350	0.350	12,000,000	12,000,000
Nomura Securities dated 12-31-10, matures 01-03-11, repurchase price
$10,000,250	0.300	10,000,000	10,000,000
RBS Securities, Inc. dated 04-01-10, matures 02-04-11, repurchase price
$15,005,833	0.400	15,000,000	15,000,000
RBS Securities, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$9,000,225	0.300	9,000,000	9,000,000

Total 154,943,900

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $540,899,944)			$540,899,944

Total Investments in Securities
(Cost: $2,944,003,863)			$3,674,678,770

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

ADR	— American Depositary Receipt

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 10.32% of net assets.

(d)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e)	Affiliated Money Market Fund — See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.400%)
Security description	Value(a)
BCRR Trust	$941,227
Bear Stearns Commercial Mortgage Securities	3,493,214
Citigroup Commercial Mortgage Trust	1,321,215
Granite Master Issuer PLC	5,228,166
GS Mortgage Securities Corp II	1,207,370
JP Morgan Chase Commercial Mortgage Securities Corp	977,767
Merrill Lynch Mortgage Trust	327,173
Morgan Stanley Dean Witter Capital I	2,141,203
Paragon Mortgages PLC	3,241,695

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  197

Portfolio of Investments (continued)  RiverSource VP — Diversified Equity Income Fund

Notes to Portfolio of Investments (continued)

Barclays Capital, Inc. (0.400%) (continued)
Security description	Value(a)
Permanent Master Issuer PLC	$1,061,147
Wachovia Bank Commercial Mortgage Trust	1,059,823

Total market value of collateral securities	$21,000,000

Barclays Capital, Inc. (0.300%)
Security description	Value(a)
Arabella Ltd	$110,873
Archer Daniels	1,140,630
ASB Finance Ltd	1,351,335
Banco Bilbao Vizcaya	3,647,869
Banco Bilbao Vizcaya Argentaria/New York NY	53,942
BP Capital Markets	677,922
BPCE	487,391
Central American Bank	4,224
Commonwealth Bank of Australia	686,257
Credit Agricole NA	1,126
Danske Corp	1,688,305
Electricite De France	2,795,680
European Investment Bank	3,761,661
Gdz Suez	580,700
Golden Funding Corp	39,977
Ing (US) Funding LLC	176
Natexis Banques	434,142
Nationwide Building	2,706,575
Natixis NY	211,199
Natixis US Finance Co	3,520
Prudential PLC	816,509
Silver Tower US Fund	10,559
Skandin Ens Banken	105,680
Societe Gen No Amer	1,759,105
Societe Generale NY	22,880
UBS Ag Stamford	1,763

Total market value of collateral securities	$23,100,000

Barclays Capital, Inc. (0.300%)
Security description	Value(a)
Arabella Ltd	$15,119
Archer Daniels	155,540
ASB Finance Ltd	184,273
Banco Bilbao Vizcaya	497,437
Banco Bilbao Vizcaya Argentaria/New York NY	7,356
BP Capital Markets	92,444
BPCE	66,462
Central American Bank	576
Commonwealth Bank of Australia	93,581
Credit Agricole NA	154
Danske Corp	230,223
Electricite De France	381,229
European Investment Bank	512,954
Gdz Suez	79,186
Golden Funding Corp	5,451
Ing (US) Funding LlC	24
Natexis Banques	59,201
Nationwide Building	369,079

198  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Barclays Capital, Inc. (0.300%) (continued)
Security description	Value(a)
Natixis NY	$28,800
Natixis US Finance Co	480
Prudential PLC	111,342
Silver Tower US Fund	1,440
Skandin Ens Banken	14,411
Societe Gen No Amer	239,878
Societe Generale NY	3,120
UBS Ag Stamford	240

Total market value of collateral securities	$3,150,000

Cantor Fitzgerald & Co. (0.400%)
Security description	Value(a)
Fannie Mae Interest Strip	$640,621
Fannie Mae Pool	1,749,575
Fannie Mae Principal Strip	20,923
Fannie Mae REMICS	1,172,793
Federal Farm Credit Bank	1,090,740
Federal Home Loan Banks	1,954,149
Federal Home Loan Mortgage Corp	146,612
Federal National Mortgage Association	1,694,384
FHLMC Structured Pass Through Securities	693,595
Freddie Mac Non Gold Pool	1,679,437
Freddie Mac Reference REMIC	11,303
Freddie Mac REMICS	1,030,785
Freddie Mac Strips	303,969
Ginnie Mae I Pool	196,471
Ginnie Mae II Pool	1,089,082
Government National Mortgage Association	438,180
United States Treasury Inflation Indexed Bonds	60,229
United States Treasury Note/Bond	4,786,099
United States Treasury Strip Coupon	1,430,544
United States Treasury Strip Principal	210,509

Total market value of collateral securities	$20,400,000

Citigroup Global Markets, Inc. (0.160%)
Security description	Value(a)
Fannie Mae Benchmark REMIC	$114,262
Fannie Mae REMICS	7,727,960
Fannie Mae Whole Loan	196,594
Fannie Mae-Aces	15,011
Freddie Mac Reference REMIC	535,492
Freddie Mac REMICS	11,806,498
Government National Mortgage Association	3,064,183

Total market value of collateral securities	$23,460,000

Deutsche Bank AG (0.280%)
Security description	Value(a)
Freddie Mac REMICS	$3,164,613
Ginnie Mae I Pool	2,898,165

Total market value of collateral securities	$6,062,778

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  199

Portfolio of Investments (continued)  RiverSource VP — Diversified Equity Income Fund

Notes to Portfolio of Investments (continued)

Merrill Lynch Government Securities Income (0.250%)
Security description	Value(a)
Fannie Mae REMICS	$960,321
Freddie Mac REMICS	4,139,688

Total market value of collateral securities	$5,100,009

Morgan Stanley (0.350%)
Security description	Value(a)
Can Ast & Can Ltd	$99,433
Federal Home Loan Banks	1,286,645
Federal Home Loan Mortgage Corp	5,544,002
Google	3,321,215
Starbird Funding Corp	47,957

Total market value of collateral securities	$10,299,252

Natixis Financial Products, Inc. (0.350%)
Security description	Value(a)
Fannie Mae Interest Strip	$550,679
Fannie Mae Pool	217,395
Fannie Mae REMICS	4,220,860
Freddie Mac Gold Pool	44,274
Freddie Mac Non Gold Pool	56,953
Freddie Mac REMICS	4,919,973
Freddie Mac Strips	409,842
Government National Mortgage Association	50,804
United States Treasury Note/Bond	1,769,577

Total market value of collateral securities	$12,240,357

Nomura Securities (0.300%)
Security description	Value(a)
AEP Texas Central Transition Funding LLC	$9,410
Ally Auto Receivables Trust	79,359
American Express Credit Account Master Trust	24,910
AmeriCredit Automobile Receivables Trust	76,696
Ameriquest Mortgage Securities Inc	642
Asset Securitization Corp	7,139
Atlantic City Electric Transition Funding LLC	25,707
Banc of America Commercial Mortgage Inc	92,399
Bank of America Auto Trust	29,314
Bayview Commercial Asset Trust	22,669
BMW Vehicle Lease Trust	513,500
Capital Auto Receivables Asset Trust	265,470
Capital One Auto Finance Trust	38,237
Capital One Multi-Asset Execution Trust	55,811
CarMax Auto Owner Trust	151,584
CDC Commercial Mortgage Trust	103,511
CenterPoint Energy Transition Bond Co LLC	172,767
Chase Issuance Trust	335,004
Citibank Credit Card Issuance Trust	6,792
Citibank Omni Master Trust	427,474
Citigroup/Deutsche Bank Commercial Mortgage Trust	638,831
CNH Equipment Trust	66,713
Commercial Mortgage Asset Trust	6,958
Commercial Mortgage Pass Through Certificates	88,212
Countrywide Home Loan Mortgage Pass Through Trust	16,360

200  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Nomura Securities (0.300%) (continued)
Security description	Value(a)
Credit Suisse First Boston Mortgage Securities Corp	$519,881
Discover Card Master Trust	45,366
Entergy Gulf States Reconstruction Funding LLC	171,409
Ford Credit Auto Owner Trust	174,946
GE Capital Commercial Mortgage Corp	482,881
Greenwich Capital Commercial Funding Corp	218,545
GS Mortgage Securities Corp II	227,413
Harley-Davidson Motorcycle Trust	388,626
Impac CMB Trust	13,264
JP Morgan Chase Commercial Mortgage Securities Corp	476,191
JP Morgan Mortgage Trust	41,547
LB-UBS Commercial Mortgage Trust	335,573
Merrill Lynch/Countrywide Commercial Mortgage Trust	69,687
Morgan Stanley Dean Witter Capital I	1,524
Nissan Auto Lease Trust	67,180
Nissan Auto Receivables Owner Trust	232,344
PG&E Energy Recovery Funding LLC	329,430
SLM Student Loan Trust	1,418,853
Structured Asset Securities Corp	556,510
Toyota Auto Receivables Owner Trust	19,096
USAA Auto Owner Trust	79,317
Wachovia Auto Loan Owner Trust	15,216
Wachovia Bank Commercial Mortgage Trust	1,172,031
World Omni Auto Receivables Trust	107,922
World Omni Automobile Lease Securitization Trust	79,779

Total market value of collateral securities	$10,500,000

RBS Securities, Inc. (0.400%)
Security description	Value(a)
Adjustable Rate Mortgage Trust	$1,787
American Home Mortgage Investment Trust	330,309
Banc of America Commercial Mortgage Inc	127,804
Banc of America Large Loan Inc	749,743
Bear Stearns Commercial Mortgage Securities	4,734
CC Mortgage Funding Corp	99,655
Citigroup/Deutsche Bank Commercial Mortgage Trust	208,343
Countrywide Home Loan Mortgage Pass Through Trust	75,097
Credit Suisse First Boston Mortgage Securities Corp	190,133
Credit Suisse Mortgage Capital Certificates	314,768
First Republic Mortgage Loan Trust	377,651
Ford Credit Floorplan Master Owner Trust	944,523
Greenwich Capital Commercial Funding Corp	76,470
GS Mortgage Securities Corp II	122,471
Honda Auto Receivables Owner Trust	671,585
JP Morgan Chase Commercial Mortgage Securities Corp	522,800
LB-UBS Commercial Mortgage Trust	825,600
MLCC Mortgage Investors Inc	1,943
Morgan Stanley Capital I	186,131
Morgan Stanley Dean Witter Capital I	231,329
Sequoia Mortgage Trust	7,863
Wachovia Bank Commercial Mortgage Trust	3,769,186
WaMu Mortgage Pass Through Certificates	5,884,857
Wells Fargo Mortgage Backed Securities Trust	25,220

Total market value of collateral securities	$15,750,002

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  201

Portfolio of Investments (continued)  RiverSource VP — Diversified Equity Income Fund

Notes to Portfolio of Investments (continued)

RBS Securities, Inc. (0.300%)
Security description	Value(a)
Amortizing Residential Collateral Trust	$329,877
Capital One Multi-Asset Execution Trust	1,206,887
Chase Issuance Trust	323,503
Citibank Credit Card Issuance Trust	755,736
Citibank Omni Master Trust	730,306
Discover Card Master Trust I	440,715
First Franklin Mortgage Loan Asset Backed Certificates	266,686
First National Master Note Trust	397,310
Ford Credit Auto Owner Trust	68,813
Freddie Mac Gold Pool	738,855
GS Mortgage Securities Corp II	300,222
HSBC Home Equity Loan Trust	845,104
Merrill Lynch/Countrywide Commercial Mortgage Trust	916,714
Nelnet Student Loan Trust	378,800
SLC Student Loan Trust	606,664
SLM Student Loan Trust	922,050
Structured Asset Investment Loan Trust	68,018
Wells Fargo Home Equity Trust	132,059

Total market value of collateral securities	$9,428,319

202  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Equity Securities
Common Stocks
Metals & Mining	$72,473,476	$6,763,368	$—	$79,236,844
All Other Industries	2,982,510,148	—	—	2,982,510,148

Total Equity Securities	3,054,983,624	6,763,368	—	3,061,746,992

Other
Affiliated Money Market Fund(c)	72,031,834	—	—	72,031,834
Investments of Cash Collateral Received for Securities on Loan	—	540,899,944	—	540,899,944

Total Other	72,031,834	540,899,944	—	612,931,778

Total	$3,127,015,458	$547,663,312	$—	$3,674,678,770

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  203

Portfolio of Investments (continued)  RiverSource VP — Diversified Equity Income Fund

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

204  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Portfolio of Investments
RiverSource VP — Dynamic Equity Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (99.4%)
Issuer	Shares		Value(a)

Aerospace & Defense (2.8%)
General Dynamics Corp.	89,601		$6,358,087
Lockheed Martin Corp.	102,652		7,176,401
Northrop Grumman Corp.	21,442	(e)	1,389,013
Raytheon Co.	231,278	(e)	10,717,423
Rockwell Collins, Inc.	18,253		1,063,420
United Technologies Corp.	150,462		11,844,368

Total			38,548,712

Air Freight & Logistics (0.1%)
CH Robinson Worldwide, Inc.	16,342	(e)	1,310,465
United Parcel Service, Inc., Class B	6,800		493,544

Total			1,804,009

Auto Components (1.2%)
Cooper Tire & Rubber Co.	16,699	(e)	393,762
Fuel Systems Solutions, Inc.	47,200	(b,e)	1,386,736
Lear Corp.	147,100	(b)	14,520,241
TRW Automotive Holdings Corp.	14,900	(b)	785,230

Total			17,085,969

Automobiles (0.3%)
Ford Motor Co.	268,257	(b,e)	4,504,035

Beverages (0.3%)
Boston Beer Co., Inc., Class A	6,500	(b,e)	618,085
The Coca-Cola Co.	53,198		3,498,832

Total			4,116,917

Biotechnology (2.8%)
Amgen, Inc.	158,455	(b)	8,699,180
Biogen Idec, Inc.	368,600	(b)	24,714,630
Cephalon, Inc.	19,352	(b,e)	1,194,405
Gilead Sciences, Inc.	35,200	(b)	1,275,648
PDL BioPharma, Inc.	329,410	(e)	2,052,224

Total			37,936,087

Capital Markets (1.0%)
Franklin Resources, Inc.	40,458		4,499,334
MCG Capital Corp.	78,100	(e)	544,357
T Rowe Price Group, Inc.	14,223	(e)	917,952
The Goldman Sachs Group, Inc.	49,900		8,391,185

Total			14,352,828

Chemicals (1.4%)
Eastman Chemical Co.	14,651	(e)	1,231,856
EI du Pont de Nemours & Co.	1,632		81,404
Lubrizol Corp.	124,000		13,253,120
NewMarket Corp.	3,656	(e)	451,041
PPG Industries, Inc.	41,264		3,469,064
Stepan Co.	12,515	(e)	954,519

Total			19,441,004

Commercial Banks (1.9%)
CIT Group, Inc.	494,000	(b)	23,267,400
Fifth Third Bancorp	163,029	(e)	2,393,266
KeyCorp	45,706		404,498

Total			26,065,164

Commercial Services & Supplies (1.4%)
Avery Dennison Corp.	26,470		1,120,740
Pitney Bowes, Inc.	40,215	(e)	972,399
RR Donnelley & Sons Co.	945,774		16,522,671

Total			18,615,810

Communications Equipment (0.1%)
Harris Corp.	32,338	(e)	1,464,911
Plantronics, Inc.	12,335		459,109

Total			1,924,020

Computers & Peripherals (4.9%)
Apple, Inc.	171,151	(b,d)	55,206,467
Dell, Inc.	461,894	(b)	6,258,664
Lexmark International, Inc., Class A	184,948	(b,e)	6,439,889

Total			67,905,020

Consumer Finance (2.2%)
Capital One Financial Corp.	549,200		23,373,952
Discover Financial Services	262,804		4,869,758
SLM Corp.	136,105	(b)	1,713,562

Total			29,957,272

Diversified Consumer Services (0.1%)
Pre-Paid Legal Services, Inc.	13,256	(b,e)	798,674

Diversified Financial Services (2.7%)
Citigroup, Inc.	5,937,160	(b,e)	28,082,767
JPMorgan Chase & Co.	198,400		8,416,128

Total			36,498,895

Diversified Telecommunication Services (3.2%)
AT&T, Inc.	755,021		22,182,517
Verizon Communications, Inc.	591,110		21,149,916

Total			43,332,433

Electric Utilities (2.4%)
Edison International	34,626		1,336,564
El Paso Electric Co.	57,600	(b,e)	1,585,728
Entergy Corp.	58,300		4,129,389
Exelon Corp.	565,476	(e)	23,546,420
FirstEnergy Corp.	48,001	(e)	1,776,997

Total			32,375,098

Electrical Equipment (1.3%)
Emerson Electric Co.	323,345	(e)	18,485,634

Electronic Equipment, Instruments & Components (1.5%)
Anixter International, Inc.	12,237	(e)	730,916
Dolby Laboratories, Inc., Class A	64,300	(b,e)	4,288,810
Tyco Electronics Ltd.	74,271	(c)	2,629,193
Vishay Intertechnology, Inc.	854,600	(b,e)	12,545,528

Total			20,194,447

Energy Equipment & Services (1.9%)
Diamond Offshore Drilling, Inc.	17,497	(e)	1,170,024
Halliburton Co.	102,244		4,174,623
National Oilwell Varco, Inc.	183,572		12,345,217
Noble Corp.	9,518	(c,e)	340,459
Oceaneering International, Inc.	100,300	(b)	7,385,089

Total			25,415,412

Food & Staples Retailing (2.4%)
Walgreen Co.	78,689		3,065,723
Wal-Mart Stores, Inc.	563,810		30,406,274

Total			33,471,997

Food Products (2.1%)
Cal-Maine Foods, Inc.	7,538	(e)	238,050
Hormel Foods Corp.	20,230	(e)	1,036,990
The Hershey Co.	389,500		18,364,925
Tyson Foods, Inc., Class A	497,600		8,568,672

Total			28,208,637

Gas Utilities (0.8%)
Questar Corp.	516,300		8,988,783
UGI Corp.	47,800		1,509,524

Total			10,498,307

Health Care Equipment & Supplies (0.3%)
Becton Dickinson and Co.	16,572	(e)	1,400,665
CR Bard, Inc.	8,989	(e)	824,921
Medtronic, Inc.	23,652		877,253
St. Jude Medical, Inc.	11,784	(b)	503,766

Total			3,606,605

Health Care Providers & Services (3.1%)
AmerisourceBergen Corp.	42,395	(e)	1,446,517
Cardinal Health, Inc.	20,573		788,152
Express Scripts, Inc.	42,630	(b)	2,304,152
Humana, Inc.	221,270	(b)	12,112,319
McKesson Corp.	18,754		1,319,907
UnitedHealth Group, Inc.	664,887		24,009,069

Total			41,980,116

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  205

Portfolio of Investments (continued)  RiverSource VP — Dynamic Equity Fund

Common Stocks (continued)
Issuer	Shares		Value(a)

Industrial Conglomerates (2.8%)
3M Co.	106,811		$9,217,789
General Electric Co.	1,551,736		28,381,252
Seaboard Corp.	195	(e)	388,245

Total			37,987,286

Insurance (5.8%)
Aflac, Inc.	82,029		4,628,896
American Equity Investment Life Holding Co.	104,000	(e)	1,305,200
American Financial Group, Inc.	10,000		322,900
AON Corp.	288,601		13,278,532
Brown & Brown, Inc.	335,800	(e)	8,039,052
Chubb Corp.	14,980	(e)	893,407
CNO Financial Group, Inc.	94,345	(b,e)	639,659
Hartford Financial Services Group, Inc.	539,843		14,300,442
Lincoln National Corp.	116,519		3,240,393
Protective Life Corp.	446,500	(e)	11,894,760
Reinsurance Group of America, Inc.	218,600	(e)	11,741,006
The Allstate Corp.	303,741		9,683,263

Total			79,967,510

Internet Software & Services (0.8%)
Earthlink, Inc.	446,669	(e)	3,841,353
Google, Inc., Class A	12,800	(b)	7,602,816

Total			11,444,169

IT Services (4.0%)
CSG Systems International, Inc.	36,700	(b)	695,098
DST Systems, Inc.	27,500		1,219,625
IBM Corp.	290,900		42,692,484
Teradata Corp.	237,200	(b)	9,763,152
Total System Services, Inc.	42,766		657,741

Total			55,028,100

Machinery (0.8%)
Caterpillar, Inc.	1,553	(e)	145,454
Eaton Corp.	8,632		876,234
Illinois Tool Works, Inc.	31,469		1,680,445
NACCO Industries, Inc., Class A	7,030	(e)	761,841
The Toro Co.	120,000	(e)	7,396,800

Total			10,860,774

Media (0.8%)
Valassis Communications, Inc.	231,200	(b,e)	7,479,320
Viacom, Inc., Class B	84,655		3,353,185

Total			10,832,505

Metals & Mining (1.0%)
Freeport-McMoRan Copper & Gold, Inc.	110,336		13,250,250

Multiline Retail (1.9%)
Dillard’s, Inc., Class A	425,687	(e)	16,150,565
Dollar Tree, Inc.	140,800	(b)	7,896,064
Family Dollar Stores, Inc.	42,327		2,104,075

Total			26,150,704

Multi-Utilities (0.6%)
NSTAR	41,100		1,734,009
OGE Energy Corp.	134,600	(e)	6,129,684

Total			7,863,693

Oil, Gas & Consumable Fuels (8.9%)
Apache Corp.	125,539		14,968,015
Chevron Corp.	416,314		37,988,652
ConocoPhillips	560,351		38,159,902
Exxon Mobil Corp.	196,046		14,334,884
Marathon Oil Corp.	29,784		1,102,902
Petroleum Development Corp.	8,544	(b,e)	360,642
QEP Resources, Inc.	382,200		13,877,682
Valero Energy Corp.	82,722	(e)	1,912,533
W&T Offshore, Inc.	153,000	(e)	2,734,110

Total			125,439,322

Paper & Forest Products (2.0%)
Clearwater Paper Corp.	34,606	(b,e)	2,709,650
Domtar Corp.	319,200	(c)	24,233,664

Total			26,943,314

Personal Products (0.7%)
Herbalife Ltd.	99,500	(c)	6,802,815
Nu Skin Enterprises, Inc., Class A	76,485	(e)	2,314,436

Total			9,117,251

Pharmaceuticals (5.2%)
Abbott Laboratories	305,530		14,637,942
Bristol-Myers Squibb Co.	229,878	(e)	6,087,169
Eli Lilly & Co.	685,112	(e)	24,006,325
Endo Pharmaceuticals Holdings, Inc.	110,800	(b)	3,956,668
Forest Laboratories, Inc.	128,182	(b)	4,099,260
Johnson & Johnson	270,560		16,734,136
Par Pharmaceutical Companies, Inc.	11,919	(b,e)	459,001
Viropharma, Inc.	66,300	(b,e)	1,148,316

Total			71,128,817

Professional Services (1.2%)
Dun & Bradstreet Corp.	204,000	(e)	16,746,360

Real Estate Investment Trusts (REITs) (2.5%)
Apartment Investment & Management Co., Class A	660,700		17,072,488
CBL & Associates Properties, Inc.	75,800	(e)	1,326,500
Colonial Properties Trust	103,200	(e)	1,862,760
Equity Residential	80,314	(e)	4,172,312
Hospitality Properties Trust	51,200		1,179,648
MFA Financial, Inc.	131,279	(e)	1,071,237
Simon Property Group, Inc.	82,622		8,220,063

Total			34,905,008

Road & Rail (1.0%)
CSX Corp.	29,570		1,910,518
Ryder System, Inc.	221,802		11,675,657

Total			13,586,175

Semiconductors & Semiconductor Equipment (3.6%)
Advanced Micro Devices, Inc.	255,100	(b,e)	2,086,718
Intel Corp.	881,200		18,531,636
Texas Instruments, Inc.	902,400	(e)	29,328,000

Total			49,946,354

Software (3.5%)
Compuware Corp.	9,300	(b,e)	108,531
Intuit, Inc.	17,200	(b)	847,960
Manhattan Associates, Inc.	24,900	(b,e)	760,446
Microsoft Corp.	1,544,769		43,129,950
Oracle Corp.	101,500		3,176,950

Total			48,023,837

Specialty Retail (5.4%)
Advance Auto Parts, Inc.	244,000		16,140,599
Aeropostale, Inc.	460,700	(b,e)	11,351,648
AutoZone, Inc.	50,900	(b)	13,874,831
Limited Brands, Inc.	110,035	(e)	3,381,376
Rent-A-Center, Inc.	343,279	(e)	11,081,046
Ross Stores, Inc.	128,700	(e)	8,140,275
The Childrens Place Retail Stores, Inc.	13,148	(b,e)	652,667
The Finish Line, Inc., Class A	416,600	(e)	7,161,354
The Gap, Inc.	29,963	(e)	663,381
TJX Companies, Inc.	24,217		1,074,993

Total			73,522,170

Textiles, Apparel & Luxury Goods (1.5%)
Deckers Outdoor Corp.	175,730	(b,e)	14,012,710
Fossil, Inc.	8,831	(b,e)	622,409
NIKE, Inc., Class B	66,620	(e)	5,690,681
VF Corp.	4,459	(e)	384,277

Total			20,710,077

Tobacco (3.2%)
Lorillard, Inc.	263,300		21,606,398
Philip Morris International, Inc.	392,184		22,954,530

Total			44,560,928

Wireless Telecommunication Services (—%)
USA Mobility, Inc.	7,522	(e)	133,666

Total Common Stocks
(Cost: $1,167,401,805)			$1,365,271,372

Money Market Fund (0.7%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	9,630,191	(f)	$9,630,191

Total Money Market Fund
(Cost: $9,630,191)			$9,630,191

See accompanying Notes to Portfolio of Investments.

206  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Investments of Cash Collateral Received
for Securities on Loan (14.9%)
		Amount
	Effective	payable at
Issuer	yield	maturity	Value(a)

Asset-Backed Commercial Paper (2.0%)
Ebbets Funding LLC
01-10-11	0.500%	$4,997,847	$4,997,847
Grampian Funding LLC
01-13-11	0.280	3,999,036	3,999,036
Rheingold Securitization
01-10-11	0.430	7,997,038	7,997,038
Royal Park Investments Funding Corp.
03-08-11	0.410	9,990,433	9,990,433

Total			26,984,354

Certificates of Deposit (8.5%)
Bank of Nova Scotia
05-12-11	0.280	5,000,000	5,000,000
Banque et Caisse d’Epargne de l’Etat
02-22-11	0.300	4,996,170	4,996,170
Barclays Bank PLC
02-23-11	0.380	5,000,000	5,000,000
03-15-11	0.440	5,000,000	5,000,000
Canadian Imperial Bank
04-07-11	0.300	3,000,000	3,000,000
Credit Agricole
04-21-11	0.400	4,000,099	4,000,099
Credit Industrial et Commercial
02-22-11	0.395	3,000,000	3,000,000
03-07-11	0.400	5,000,000	5,000,000
Credit Suisse
04-15-11	0.300	5,000,000	5,000,000
Development Bank of Singapore Ltd.
02-09-11	0.300	2,000,000	2,000,000
DZ Bank AG
01-21-11	0.335	999,442	999,442
02-10-11	0.400	5,000,000	5,000,000
KBC Bank NV
01-24-11	0.450	10,000,000	10,000,000
La Banque Postale
02-17-11	0.365	5,000,000	5,000,000
N.V. Bank Nederlandse Gemeenten
01-27-11	0.330	4,500,000	4,500,000
National Australia Bank Ltd.
03-17-11	0.311	5,000,000	5,000,000
National Bank of Canada
03-21-11	0.400	5,000,000	5,000,000
Norinchukin Bank
02-08-11	0.330	2,000,000	2,000,000
Nykredit Bank
01-20-11	0.520	5,000,000	5,000,000
Pohjola Bank PLC
03-16-11	0.660	2,000,000	2,000,000
Societe Generale
02-01-11	0.315	5,000,000	5,000,000
02-24-11	0.305	4,996,106	4,996,106
Sumitomo Trust & Banking Co., Ltd.
02-18-11	0.345	2,000,025	2,000,025
04-21-11	0.510	3,000,000	3,000,000
Union Bank of Switzerland
04-18-11	0.341	5,000,000	5,000,000
United Overseas Bank Ltd.
02-22-11	0.340	6,500,000	6,500,000
Westpac Banking Corp.
05-09-11	0.290	5,000,000	5,000,000

Total			117,991,842

Commercial Paper (0.6%)
ASB Finance Ltd.
05-03-11	0.391	2,994,345	2,994,345
Macquarie Bank Ltd.
01-04-11	0.370	4,996,865	4,996,865

Total			7,991,210

Investments of Cash Collateral Received
for Securities on Loan (continued)
	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements (3.8%)(g)
Barclays Capital, Inc. dated 10-13-10, matures 01-31-11, repurchase price
$8,002,067	0.300%	$8,000,000	$8,000,000
Citigroup Global Markets, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$7,000,094	0.160	7,000,000	7,000,000
Deutsche Bank AG dated 12-31-10, matures 01-03-11, repurchase price
$5,278,514	0.280	5,278,391	5,278,391
Morgan Stanley dated 01-21-10, matures 01-14-11, repurchase price
$10,001,361	0.350	10,000,000	10,000,000
Nomura Securities dated 12-31-10, matures 01-03-11, repurchase price
$10,000,417	0.500	10,000,000	10,000,000
Pershing LLC dated 12-31-10, matures 01-03-11, repurchase price
$5,000,188	0.450	5,000,000	5,000,000
RBS Securities, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$7,000,175	0.300	7,000,000	7,000,000

Total			52,278,391

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $205,245,797)			$205,245,797

Total Investments in Securities
(Cost: $1,382,277,793)			$1,580,147,360

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Investments in Derivatives

Futures Contracts Outstanding at Dec. 31, 2010

	Number of			Unrealized
	contracts	Notional	Expiration	appreciation
Contract description	long (short)	market value	date	(depreciation)
S&P 500 Index	31	$9,710,750	March 2011	$264,643

Notes to Portfolio of Investments

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  207

Portfolio of Investments (continued)  RiverSource VP — Dynamic Equity Fund

Notes to Portfolio of Investments (continued)

(c)	Foreign security values are stated in U.S. dollars. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 2.48% of net assets.

(d)	At Dec. 31, 2010, investments in securities included securities valued at $3,419,136 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(e)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(f)	Affiliated Money Market Fund — See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(g)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.300%)
Security description	Value(a)
Arabella Ltd	$40,317
Archer Daniels	414,774
ASB Finance Ltd	491,394
Banco Bilbao Vizcaya	1,326,498
Banco Bilbao Vizcaya Argentaria/New York NY	19,615
BP Capital Markets	246,517
BPCE	177,233
Central American Bank	1,536
Commonwealth Bank of Australia	249,548
Credit Agricole NA	410
Danske Corp	613,929
Electricite De France	1,016,611
European Investment Bank	1,367,877
Gdz Suez	211,164
Golden Funding Corp	14,537
Ing (US) Funding LLC	64
Natexis Banques	157,870
Nationwide Building	984,209
Natixis NY	76,800
Natixis US Finance Co	1,280
Prudential PLC	296,912
Silver Tower US Fund	3,840
Skandin Ens Banken	38,429
Societe Gen No Amer	639,675
Societe Generale NY	8,320
UBS Ag Stamford	641

Total market value of collateral securities	$8,400,000

Citigroup Global Markets, Inc. (0.160%)
Security description	Value(a)
Fannie Mae Benchmark REMIC	$34,775
Fannie Mae REMICS	2,351,989
Fannie Mae Whole Loan	59,833
Fannie Mae-Aces	4,568
Freddie Mac Reference REMIC	162,975
Freddie Mac REMICS	3,593,282
Government National Mortgage Association	932,578

Total market value of collateral securities	$7,140,000

208  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Deutsche Bank AG (0.280%)
Security description	Value(a)
Freddie Mac REMICS	$2,810,287
Ginnie Mae I Pool	2,573,671

Total market value of collateral securities	$5,383,958

Morgan Stanley (0.350%)
Security description	Value(a)
Argento Variable Fund	$615,118
Federal Home Loan Banks	5,100,036
Ginnie Mae I Pool	3,942,432
Landesbank	576,496

Total market value of collateral securities	$10,234,082

Nomura Securities (0.500%)
Security description	Value(a)
Fannie Mae Pool	$4,566,830
Freddie Mac Gold Pool	5,633,170

Total market value of collateral securities	$10,200,000

Pershing LLC (0.450%)
Security description	Value(a)
Fannie Mae Pool	$2,596,530
Fannie Mae REMICS	585,460
Freddie Mac Gold Pool	222,092
Freddie Mac REMICS	772,736
Ginnie Mae I Pool	197,792
Government National Mortgage Association	725,390

Total market value of collateral securities	$5,100,000

RBS Securities, Inc. (0.300%)
Security description	Value(a)
Amortizing Residential Collateral Trust	$256,571
Capital One Multi-Asset Execution Trust	938,690
Chase Issuance Trust	251,613
Citibank Credit Card Issuance Trust	587,795
Citibank Omni Master Trust	568,016
Discover Card Master Trust I	342,779
First Franklin Mortgage Loan Asset Backed Certificates	207,422
First National Master Note Trust	309,019
Ford Credit Auto Owner Trust	53,520
Freddie Mac Gold Pool	574,665
GS Mortgage Securities Corp II	233,506
HSBC Home Equity Loan Trust	657,303
Merrill Lynch/Countrywide Commercial Mortgage Trust	713,000
Nelnet Student Loan Trust	294,622
SLC Student Loan Trust	471,850
SLM Student Loan Trust	717,150
Structured Asset Investment Loan Trust	52,903
Wells Fargo Home Equity Trust	102,713

Total market value of collateral securities	$7,333,137

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  209

Portfolio of Investments (continued)  RiverSource VP — Dynamic Equity Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks	$1,365,271,372	$—	$—	$1,365,271,372

Total Equity Securities	1,365,271,372	—	—	1,365,271,372

Other
Affiliated Money Market Fund(c)	9,630,191	—	—	9,630,191
Investments of Cash Collateral Received for Securities on Loan	—	205,245,797	—	205,245,797

Total Other	9,630,191	205,245,797	—	214,875,988

Investments in Securities	1,374,901,563	205,245,797	—	1,580,147,360
Derivatives(d)
Assets
Futures Contracts	264,643	—	—	264,643

Total	$1,375,166,206	$205,245,797	$—	$1,580,412,003

210  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  211

Portfolio of Investments
RiverSource VP — Global Bond Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Bonds (94.4%)(c)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Argentina (0.2%)
Argentina Bonos Senior Unsecured
09-12-13	7.000%	$2,322,000		$2,334,128
10-03-15	7.000	300,000		288,750
Argentina Government International Bond Senior Unsecured
12-15-35	0.000	4,700,000	(i)	712,050

Total
		3,334,928

Australia (1.8%)
Australia & New Zealand Banking Group Ltd. (AUD)
11-08-11	6.500	1,680,000		1,730,127
FMG Resources August 2006 Pty Ltd. Senior Notes
11-01-15	7.000	797,000	(d)	820,140
02-01-16	6.375	375,000	(d)	375,000
New South Wales Treasury Corp. (AUD) Local Government Guaranteed
05-01-12	6.000	18,390,000		18,978,436
Telstra Corp., Ltd. Senior Unsecured
04-01-12	6.375	1,050,000		1,110,987
Westpac Banking Corp. (AUD) Senior Unsecured
09-24-12	7.250	1,700,000		1,770,523
Woodside Finance Ltd.
11-10-14	4.500	3,535,000	(d)	3,709,681

Total		28,494,894

Austria (1.0%)
Austria Government Bond (EUR) Senior Unsecured
07-15-14	4.300	11,175,000		16,196,583

Belgium (2.0%)
Belgium Government Bond (EUR)
03-28-11	3.500	4,925,000		6,623,309
09-28-12	5.000	16,635,000		23,361,116
Fortis Bank SA/NV (EUR) Senior Unsecured
05-30-14	4.500	1,910,000		2,687,706

Total		32,672,131

Bermuda (0.1%)
Bacardi Ltd.
04-01-14	7.450	810,000	(d)	931,745
Intelsat Jackson Holdings SA Senior Unsecured
10-15-20	7.250	1,020,000	(d)	1,030,200

Total		1,961,945

Brazil (2.2%)
Banco Nacional de Desenvolvimento Economico e Social Senior Unsecured
06-16-18	6.369	$1,165,000	(d)	$1,268,452
06-10-19	6.500	2,260,000	(d)	2,463,942
Brazil Notas do Tesouro Nacional (BRL)
01-01-12	10.000	2,178,000		13,506,625
01-01-13	10.000	2,242,900		13,639,164
Brazilian Government International Bond (BRL)
01-05-16	12.500	2,400,000		1,673,209
01-15-18	8.000	1,079,167		1,262,625
Brazilian Government International Bond Senior Unsecured
10-14-19	8.875	335,000		442,200
01-07-41	5.625	1,830,000		1,793,400

Total		36,049,617

Canada (3.5%)
Bank of Nova Scotia
10-29-15	1.650	4,290,000	(d)	4,122,703
Canadian Government Bond (CAD)
06-01-18	4.250	2,600,000		2,849,390
06-01-19	3.750	7,285,000		7,697,311
Cascades, Inc.
12-15-17	7.750	1,445,000		1,506,413
Devon Financing Corp. ULC
09-30-11	6.875	355,000		370,871
EnCana Corp. Senior Unsecured
11-01-11	6.300	95,000		99,307
Novelis, Inc.
12-15-17	8.375	545,000	(d)	564,075
12-15-20	8.750	545,000	(d)	565,438
Petro-Canada Senior Unsecured
05-15-18	6.050	1,050,000		1,192,972
Precision Drilling Corp.
11-15-20	6.625	305,000	(d)	310,338
Province of British Columbia Canada (CAD)
06-18-14	5.300	6,140,000		6,772,776
Province of Ontario Canada (CAD)
03-08-14	5.000	10,866,000		11,789,839
Province of Quebec Canada (CAD)
12-01-17	4.500	11,100,000		11,926,545
Royal Bank of Canada (EUR) Senior Unsecured
01-18-13	3.250	2,235,000		3,072,451
The Toronto-Dominion Bank (EUR) Senior Unsecured
05-14-15	5.375	2,100,000		$3,119,610
Thomson Reuters Corp. Senior Unsecured
04-15-40	5.850	745,000		788,167

Total		56,748,206

Cayman Islands (0.4%)
Allstate Life Funding LLC (GBP) Senior Secured
01-17-11	6.375	2,200,000		3,436,677
Pacific Life Funding LLC (GBP) Secured
02-08-11	6.250	1,650,000		2,582,601

Total		6,019,278

Colombia (0.3%)
Colombia Government International Bond
09-18-37	7.375	$1,350,000		1,599,750
Colombia Government International Bond Senior Unsecured
03-18-19	7.375	550,000	(e)	660,000
01-18-41	6.125	1,665,000		1,715,152
Ecopetrol SA Senior Unsecured
07-23-19	7.625	455,000		525,525

Total		4,500,427

Czech Republic (0.1%)
Czech Republic Government Bond (CZK)
06-16-13	3.700	42,800,000		2,368,373

Denmark (0.3%)
Nykredit Realkredit A/S (DKK)
04-01-28	5.000	26,376,649		4,922,701

El Salvador (0.1%)
El Salvador Government International Bond Senior Unsecured
01-24-23	7.750	760,000	(d)	850,250

France (4.7%)
BNP Paribas Home Loan Covered Bonds SA
11-02-15	2.200	3,815,000	(d)	3,653,702
BNP Paribas (EUR) Subordinated Notes
12-17-12	5.250	1,965,000		2,765,387
Cie de Financement Foncier
09-16-15	2.500	3,900,000	(d)	3,808,933

See accompanying Notes to Portfolio of Investments.

212  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

France (cont.)
Credit Agricole SA (EUR) Senior Unsecured
06-24-13	6.000%	1,950,000		$2,834,411
EDF SA (EUR) Senior Unsecured
02-05-18	5.000	1,450,000		2,106,321
France Government Bond OAT (EUR)
04-25-12	5.000	1,860,000		2,622,134
04-25-13	4.000	21,085,000		30,026,722
10-25-16	5.000	8,420,000		12,745,007
10-25-19	3.750	6,400,000		8,885,678
France Telecom SA (EUR) Senior Unsecured
02-21-17	4.750	3,435,000		4,907,372
Veolia Environnement SA (EUR) Senior Unsecured
01-16-17	4.375	1,050,000		1,467,142

Total		75,822,809

Germany (5.7%)
Bayerische Landesbank (JPY) Senior Unsecured
04-22-13	1.400	576,000,000		7,219,198
Bundesrepublik Deutschland (EUR)
01-04-15	3.750	5,250,000		7,593,272
07-04-19	3.500	12,320,000		17,290,705
07-04-27	6.500	13,140,000		24,200,589
07-04-28	4.750	6,610,000		10,268,428
07-04-34	4.750	12,725,000		20,283,485
Landwirtschaftliche Rentenbank (AUD) Government Guaranteed
06-15-11	5.750	4,380,000		4,484,291

Total		91,339,968

Greece (0.4%)
Hellenic Republic Government Bond (EUR) Senior Unsecured
03-20-24	4.700	8,380,000		6,279,385

Indonesia (1.5%)
Indonesia Government International Bond Senior Unsecured
01-17-18	6.875	$1,880,000	(d)	2,180,800
03-13-20	5.875	300,000	(d)	327,000
02-17-37	6.625	400,000	(d)	437,000
01-17-38	7.750	610,000	(d)	741,150
Indonesia Treasury Bond (IDR) Senior Unsecured
05-15-16	10.750	26,710,000,000		3,462,673
11-15-20	11.000	70,820,000,000		9,591,206
07-15-22	10.250	53,607,000,000		6,854,528

Total		23,594,357

Ireland (—%)
Ardagh Packaging Finance PLC Senior Secured
10-15-17	7.375	$343,000	(d)	$353,719
Warner Chilcott Co. LLC/Finance
09-15-18	7.750	379,000	(d)	382,790

Total		736,509

Italy (2.8%)
Intesa Sanpaolo SpA (EUR) Senior Unsecured
12-19-13	5.375	1,200,000		1,698,206
Italy Buoni Poliennali Del Tesoro (EUR)
04-15-12	4.000	6,060,000		8,245,531
08-01-15	3.750	2,410,000		3,225,780
02-01-19	4.250	8,530,000		11,227,984
11-01-26	7.250	10,475,191		17,129,459
11-01-27	6.500	1,800,000		2,740,587

Total		44,267,547

Japan (11.9%)
Bayer Holding Ltd. (JPY)
06-28-12	1.955	130,000,000		1,614,146
Development Bank of Japan (JPY) Government Guaranteed
06-20-12	1.400	1,227,000,000		15,364,017
Japan Government 10-Year Bond (JPY) Senior Unsecured
12-20-12	1.000	2,229,500,000		27,912,263
09-20-17	1.700	2,538,000,000		33,415,259
Japan Government 20-Year Bond (JPY) Senior Unsecured
03-20-20	2.400	400,000,000	(b)	5,519,601
12-20-22	1.400	2,756,000,000		34,114,159
12-20-26	2.100	2,383,000,000		31,078,390
09-20-29	2.100	945,000,000		12,111,742
Japan Government 30-Year Bond (JPY) Senior Unsecured
12-20-34	2.400	890,000,000		11,891,709
03-20-39	2.300	420,000,000		5,530,224
Japanese Government CPI-Linked Bond (JPY) Senior Unsecured
03-10-18	1.400	1,091,380,000	(g)	13,674,676

Total		192,226,186

Kazakhstan (0.1%)
KazMunayGas National Co. Senior Unsecured
07-02-18	9.125	750,000	(d)	872,813

Lithuania (0.1%)
Lithuania Government International Bond Senior Unsecured
09-14-17	5.125	2,205,000	(d)	2,177,437

Luxembourg (0.2%)
ArcelorMittal Senior Unsecured
06-01-19	9.850	$750,000		$947,865
10-15-39	7.000	1,365,000		1,416,573
Expro Finance Luxembourg SCA Senior Secured
12-15-16	8.500	97,000	(d)	93,177
Telecom Italia Capital SA
07-18-36	7.200	110,000		103,297
Wind Acquisition Finance SA Senior Secured
02-15-18	7.250	495,000	(d)	502,425

Total		3,063,337

Malaysia (0.5%)
Petronas Capital Ltd.
05-22-12	7.000	2,210,000	(d)	2,375,660
08-12-19	5.250	6,025,000	(d)	6,451,930

Total		8,827,590

Mexico (1.6%)
Mexican Bonos (MXN)
12-19-13	8.000	109,910,000		9,477,507
12-17-15	8.000	171,680,000		14,881,933
Mexican Government International Bond Senior Unsecured
09-27-34	6.750	315,000		354,375
Pemex Project Funding Master Trust
03-01-18	5.750	1,513,000		1,617,680
05-03-19	8.000	100,000		120,500

Total		26,451,995

Netherlands (4.7%)
Allianz Finance II BV (EUR)
11-23-16	4.000	750,000		1,028,372
BMW Finance NV (EUR)
09-19-13	8.875	1,950,000		3,052,362
Deutsche Telekom International Finance BV (EUR)
01-19-15	4.000	3,755,000		5,223,649
E.ON International Finance BV (EUR)
10-02-17	5.500	1,040,000		1,554,345
ING Groep NV (EUR) Senior Unsecured
05-31-17	4.750	3,125,000		4,289,086
Netherlands Government Bond (EUR)
07-15-12	5.000	6,020,000		8,563,947
07-15-13	4.250	8,141,000		11,746,012
07-15-20	3.500	26,380,000		36,234,568

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  213

Portfolio of Investments (continued)  RiverSource VP — Global Bond Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Netherlands (cont.)
Rabobank Nederland NV (EUR) Senior Unsecured
04-04-12	4.125%	2,290,000		$3,166,546

Total		74,858,887

New Zealand (1.1%)
ANZ National International Ltd. Bank Guaranteed
08-10-15	3.125	$3,730,000	(d,e)	3,689,824
New Zealand Government Bond (NZD) Senior Unsecured
04-15-13	6.500	16,830,000		13,806,260

Total		17,496,084

Norway (1.1%)
Norway Government Bond (NOK)
05-16-11	6.000	97,545,000		16,981,014

Philippine Islands (0.3%)
Philippine Government International Bond Senior Unsecured
01-14-31	7.750	1,645,000		2,027,463
10-23-34	6.375	300,000	(e)	318,000
Power Sector Assets & Liabilities Management Corp. Government Guaranteed
05-27-19	7.250	2,000,000	(d)	2,350,000
12-02-24	7.390	200,000	(d)	233,458

Total		4,928,921

Poland (1.7%)
Poland Government Bond (PLN)
04-25-13	5.250	23,790,000		8,154,825
10-25-17	5.250	57,170,000		18,897,360

Total		27,052,185

Qatar (0.3%)
Qatar Government International Bond Senior Unsecured
04-09-19	6.550	1,100,000	(d)	1,272,051
01-20-40	6.400	200,000	(d)	217,000
Qatari Diar Finance QSC Government Guaranteed
07-21-20	5.000	1,800,000	(d)	1,791,454
Ras Laffan Liquefied Natural Gas Co., Ltd. III Senior Secured
09-30-14	5.500	890,000	(d)	960,126

Total		4,240,631

Russia (0.4%)
AK Transneft OJSC Via TransCapitalInvest Ltd. Senior Unsecured
03-05-14	5.670	470,000	(d)	498,398
Gazprom Via Gaz Capital SA Senior Unsecured
11-22-16	6.212	600,000	(d)	632,249
08-16-37	7.288	570,000	(d)	592,800
Russian Foreign Bond - Eurobond
03-31-30	7.500	$3,790,325	(d)	$4,377,825

Total		6,101,272

South Africa (0.5%)
South Africa Government Bond (ZAR) Senior Unsecured
12-21-14	8.750	52,890,000		8,441,627

South Korea (0.4%)
Export-Import Bank of Korea Senior Unsecured
01-21-14	8.125	3,430,000		3,902,409
01-14-15	5.875	1,820,000		1,968,719

Total		5,871,128

Spain (2.7%)
Ayt Cedulas Cajas Global (EUR)
06-14-18	4.250	4,900,000		5,533,861
Caja de Ahorros y Monte de Piedad de Madrid (EUR)
03-25-11	3.500	5,800,000		7,751,193
Instituto de Credito Oficial (AUD) Government Guaranteed
03-08-11	5.500	3,840,000		3,907,332
Santander International Debt SA Unipersonal (EUR) Bank Guaranteed
04-11-11	5.125	5,000,000		6,724,840
Santander U.S. Debt SA Unipersonal Bank Guaranteed
10-07-15	3.781	2,800,000	(d)	2,625,596
Spain Government Bond (EUR)
07-30-17	5.500	6,950,000		9,545,513
Telefonica Emisiones SAU
01-15-15	4.949	5,080,000		5,261,274
Telefonica Emisiones SAU (EUR)
02-02-16	4.375	1,850,000		2,502,065

Total		43,851,674

Supra-National (0.4%)
Corp. Andina de Fomento Senior Unsecured
06-04-19	8.125	2,620,000		3,142,256
European Investment Bank (GBP) Senior Unsecured
12-07-11	5.500	1,685,000		2,737,971

Total		5,880,227

Sweden (1.0%)
Sweden Government Bond (SEK)
05-05-14	6.750	95,740,000		16,201,923

Turkey (0.3%)
Turkey Government International Bond Senior Unsecured
07-14-17	7.500	$950,000		$1,123,375
11-07-19	7.500	225,000		269,438
06-05-20	7.000	1,330,000		1,536,150
03-17-36	6.875	1,010,000		1,126,150

Total		4,055,113

United Kingdom (4.5%)
MetLife of Connecticut (JPY)
05-24-11	0.572	400,000,000	(l)	4,818,630
SABMiller PLC Senior Unsecured
07-15-18	6.500	2,680,000	(d)	3,132,333
United Kingdom Gilt (GBP)
09-07-16	4.000	9,440,000		15,866,768
03-07-19	4.500	6,900,000		11,754,401
03-07-25	5.000	3,215,000		5,626,662
12-07-27	4.250	5,500,000		8,798,278
03-07-36	4.250	4,360,000		6,846,142
12-07-38	4.750	5,200,000		8,861,632
12-07-49	4.250	3,750,000		5,961,403

Total		71,666,249

United States (33.0%)
Ally Financial, Inc.
09-15-20	7.500	1,450,000	(d)	1,537,000
Amkor Technology, Inc. Senior Unsecured
05-01-18	7.375	856,000	(e)	890,240
Anadarko Petroleum Corp. Senior Unsecured
09-15-16	5.950	1,380,000		1,482,519
Anheuser-Busch InBev Worldwide, Inc.
01-15-14	7.200	2,595,000	(d)	2,967,629
11-15-14	5.375	7,265,000	(d)	8,004,236
Ashland, Inc.
06-01-17	9.125	605,000		697,263
Associated Materials LLC Senior Secured
11-01-17	9.125	260,000	(d)	273,000
AT&T, Inc. Senior Unsecured
02-15-39	6.550	8,050,000		8,762,055
Ball Corp.
09-01-19	7.375	95,000		102,125
09-15-20	6.750	538,000		564,900
Bank of America Corp. (GBP) Senior Unsecured
02-02-11	0.830	2,850,000	(l)	4,441,061
Bank of America Corp. Senior Unsecured
05-01-18	5.650	6,145,000		6,338,642

See accompanying Notes to Portfolio of Investments.

214  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

United States (cont.)
Berry Petroleum Co. Senior Unsecured
11-01-20	6.750%	$145,000		$145,725
Brocade Communications Systems, Inc. Senior Secured
01-15-18	6.625	250,000		263,125
01-15-20	6.875	219,000		233,235
Burlington Northern Santa Fe LLC Senior Unsecured
05-01-40	5.750	2,355,000		2,436,524
Cardinal Health, Inc. Senior Unsecured
12-15-20	4.625	5,130,000		5,118,534
Cardtronics, Inc.
09-01-18	8.250	550,000		574,750
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured
05-01-17	7.750	2,445,000	(d)	2,671,162
CCO Holdings LLC/Capital Corp.
04-30-18	7.875	487,000		504,045
Celanese U.S. Holdings LLC
10-15-18	6.625	656,000	(d)	677,320
CenterPoint Energy Resources Corp. Senior Unsecured
02-15-11	7.750	2,575,000		2,594,381
Central Garden and Pet Co.
03-01-18	8.250	195,000		199,388
CF Industries, Inc.
05-01-18	6.875	240,000		256,800
05-01-20	7.125	240,000		262,800
Chesapeake Energy Corp.
08-15-20	6.625	1,645,000		1,612,099
CIT Group, Inc. Senior Secured
05-01-16	7.000	1,630,000		1,636,113
CitiFinancial Auto Issuance Trust Series 2009-1 Class A2
11-15-12	1.830	8,506,529	(d)	8,532,589
Citigroup, Inc. (EUR) Senior Unsecured
08-02-19	5.000	1,905,000		2,485,712
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class ASB
07-15-44	5.222	1,043,432	(f)	1,110,337
Clorox Co. Senior Unsecured
03-01-13	5.000	55,000		58,881
Colorado Interstate Gas Co. Senior Unsecured
11-15-15	6.800	2,231,000		2,570,168
Comcast Corp.
03-15-11	5.500	3,450,000		3,483,186
02-15-18	5.875	1,260,000		1,398,900
07-01-39	6.550	760,000		826,523
Commercial Mortgage Pass-Through Certificates Series 2006-CN2A Class BFL
02-05-19	0.576	450,000	(d,f,l)	430,519
Concho Resources, Inc. Senior Notes
01-15-21	7.000	$362,000		$371,050
Continental Resources, Inc.
04-01-21	7.125	61,000	(d)	64,050
Cott Beverages, Inc.
09-01-18	8.125	99,000		106,673
Credit Suisse First Boston Mortgage Securities Corp. Series 2002-CKS4 Class A1
11-15-36	4.485	124,690	(f)	124,755
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1 Class A4
01-15-37	4.750	4,225,000	(f)	4,426,066
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C2 Class A1
05-15-36	3.819	94,805	(f)	96,008
Cricket Communications, Inc. Senior Secured
05-15-16	7.750	986,000		1,022,975
CSC Holdings LLC Senior Unsecured
02-15-19	8.625	220,000		248,600
CSX Corp. Senior Unsecured
03-15-18	6.250	1,914,000		2,195,666
CVS Caremark Corp. Senior Unsecured
06-01-17	5.750	1,500,000		1,668,975
Del Monte Corp.
10-15-19	7.500	488,000		569,130
Denbury Resources, Inc.
04-01-13	7.500	560,000		565,600
03-01-16	9.750	885,000		986,775
DIRECTV Holdings LLC/Financing Co., Inc.
02-15-16	3.125	4,385,000		4,326,529
DISH DBS Corp.
10-01-14	6.625	1,441,000		1,495,038
02-01-16	7.125	710,000		733,075
Dominion Resources, Inc. Senior Unsecured
08-01-33	5.250	5,075,000		5,586,479
DTE Energy Co. Senior Unsecured
06-01-11	7.050	375,000		384,438
Duke Energy Corp. Senior Unsecured
02-01-14	6.300	2,200,000		2,450,459
Duke Energy Indiana, Inc. 1st Mortgage
08-15-38	6.350	1,770,000		2,034,051
El Paso Corp. Senior Unsecured
09-15-20	6.500	1,305,000	(d)	1,311,525
Embarq Corp. Senior Unsecured
06-01-36	7.995	3,310,000		3,614,119
Energy Transfer Equity LP
10-15-20	7.500	$835,000		$868,400
Entravision Communications Corp. Senior Secured
08-01-17	8.750	875,000	(d)	920,938
ERAC USA Finance LLC
10-15-37	7.000	2,965,000	(d)	3,192,786
Esterline Technologies Corp.
08-01-20	7.000	40,000	(d)	41,400
EXCO Resources, Inc.
09-15-18	7.500	480,000		469,200
Federal Home Loan Mortgage Corp. #A11799
08-01-33	6.500	60,820	(f)	68,387
Federal Home Loan Mortgage Corp. #A15881
11-01-33	5.000	557,911	(f)	594,191
Federal Home Loan Mortgage Corp. #E01377
05-01-18	4.500	233,201	(f)	245,773
Federal Home Loan Mortgage Corp. #E91326
09-01-17	6.500	44,176	(f)	48,352
Federal Home Loan Mortgage Corp. #E99967
10-01-18	5.000	292,928	(f)	315,527
Federal Home Loan Mortgage Corp. #G01535
04-01-33	6.000	478,953	(f)	534,875
Federal National Mortgage Association
10-15-14	4.625	5,255,000	(f)	5,844,753
Federal National Mortgage Association #254632
02-01-18	5.500	653,498	(f)	704,655
Federal National Mortgage Association #254686
04-01-18	5.500	791,385	(f)	853,831
Federal National Mortgage Association #254722
05-01-18	5.500	405,133	(f)	437,101
Federal National Mortgage Association #255079
02-01-19	5.000	2,430,684	(f)	2,602,730
Federal National Mortgage Association #255377
08-01-34	7.000	190,035	(f)	215,626
Federal National Mortgage Association #440730
12-01-28	6.000	344,083	(f)	385,232
Federal National Mortgage Association #555417
05-01-33	6.000	533,587	(f)	587,801
Federal National Mortgage Association #555528
04-01-33	6.000	870,133	(f)	958,541
Federal National Mortgage Association #555531
06-01-33	5.500	1,234,749	(f)	1,330,934
Federal National Mortgage Association #555734
07-01-23	5.000	314,650	(f)	335,072
Federal National Mortgage Association #555740
08-01-18	4.500	138,552	(f)	146,117
Federal National Mortgage Association #555851
01-01-33	6.500	1,961,209	(f)	2,205,214
Federal National Mortgage Association #575487
04-01-17	6.500	108,563	(f)	118,702
Federal National Mortgage Association #621581
12-01-31	6.500	183,869	(f)	207,027
Federal National Mortgage Association #631315
02-01-17	5.500	84,597	(f)	92,057
Federal National Mortgage Association #639965
08-01-17	6.000	294,070	(f)	320,325

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  215

Portfolio of Investments (continued)  RiverSource VP — Global Bond Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

United States (cont.)
Federal National Mortgage Association #640996
05-01-32	7.500%	$118,018	(f)	$135,581
Federal National Mortgage Association #646147
06-01-32	7.000	112,136	(f)	127,721
Federal National Mortgage Association #652284
08-01-32	6.500	99,916	(f)	112,347
Federal National Mortgage Association #653145
07-01-17	6.000	53,152	(f)	58,084
Federal National Mortgage Association #654121
09-01-17	6.000	231,144	(f)	253,178
Federal National Mortgage Association #655589
08-01-32	6.500	509,868	(f)	574,070
Federal National Mortgage Association #666424
08-01-32	6.500	100,029	(f)	112,474
Federal National Mortgage Association #670461
11-01-32	7.500	74,398	(f)	85,470
Federal National Mortgage Association #684595
03-01-33	6.000	324,284	(f)	357,232
Federal National Mortgage Association #687583
04-01-33	6.000	1,149,062	(f)	1,269,844
Federal National Mortgage Association #688034
03-01-33	5.500	136,340	(f)	147,849
Federal National Mortgage Association #688691
03-01-33	5.500	149,341	(f)	160,975
Federal National Mortgage Association #720786
09-01-33	5.500	734,949	(f)	792,200
Federal National Mortgage Association #725162
02-01-34	6.000	977,038	(f)	1,076,308
Federal National Mortgage Association #725232
03-01-34	5.000	460,886	(f)	487,456
Federal National Mortgage Association #725424
04-01-34	5.500	2,484,909	(f)	2,678,479
Federal National Mortgage Association #735029
09-01-13	5.321	475,373	(f)	517,977
Federal National Mortgage Association #735591
06-01-35	5.000	4,311,907	(f)	4,555,104
Federal National Mortgage Association #735883
03-01-33	6.000	3,336,128	(f)	3,701,152
Federal National Mortgage Association #739474
10-01-33	5.500	323,115	(f)	350,672
Federal National Mortgage Association #741850
09-01-33	5.500	969,828	(f,n)	1,051,543
Federal National Mortgage Association #745257
01-01-36	6.000	1,045,779	(f,n)	1,146,477
Federal National Mortgage Association #745275
02-01-36	5.000	1,928,181	(f)	2,035,728
Federal National Mortgage Association #745283
01-01-36	5.500	2,873,994	(f,n)	3,096,975
Federal National Mortgage Association #748110
10-01-33	6.500	1,208,599	(f)	1,358,967
Federal National Mortgage Association #753507
12-01-18	5.000	826,719	(f)	884,591
Federal National Mortgage Association #755498
11-01-18	5.500	503,979	(f)	544,505
Federal National Mortgage Association #756799
11-01-33	6.500	140,514	(f)	158,353
Federal National Mortgage Association #756844
02-01-19	5.000	$221,923	(f)	$238,602
Federal National Mortgage Association #757299
09-01-19	4.500	1,335,423	(f)	1,413,045
Federal National Mortgage Association #759336
01-01-34	6.000	2,445,995	(f)	2,713,624
Federal National Mortgage Association #765946
02-01-34	5.500	3,972,906	(f)	4,281,147
Federal National Mortgage Association #783646
06-01-34	5.500	368,140	(f)	398,198
Federal National Mortgage Association #791393
10-01-19	5.500	1,123,021	(f)	1,219,355
Federal National Mortgage Association #794298
09-01-19	5.500	843,345	(f)	915,688
Federal National Mortgage Association #886292
07-01-36	7.000	1,407,937	(f)	1,606,855
Federal National Mortgage Association #888120
10-01-35	5.000	3,602,130	(f)	3,803,043
Florida Power & Light Co. 1st Mortgage
02-01-41	5.250	700,000		708,362
Florida Power Corp. 1st Mortgage
06-15-18	5.650	1,200,000		1,354,940
04-01-40	5.650	1,445,000		1,512,262
Frac Tech Services LLC/Finance, Inc.
11-15-18	7.125	380,000	(d)	385,700
Frontier Communications Corp. Senior Unsecured
04-15-17	8.250	676,000		741,910
04-15-20	8.500	552,000		603,060
GE Capital Commercial Mortgage Corp. Series 2005-C1 Class A5
06-10-48	4.772	500,000	(f)	526,058
General Electric Capital Assurance Co. Series 2003-1 Class A4
05-12-35	5.254	921,765	(d,f)	977,079
General Electric Capital Corp. (GBP) Senior Unsecured
05-17-12	6.125	1,375,000		2,256,807
General Electric Capital Corp. Senior Unsecured
09-16-20	4.375	12,395,000		12,198,625
Georgia-Pacific LLC
05-01-16	8.250	670,000	(d)	756,262
11-01-20	5.400	760,000	(d)	751,396
Government National Mortgage Association #604708
10-15-33	5.500	381,248	(f)	414,188
Government National Mortgage Association CMO I.O. Series 2002-80 Class CI
01-20-32	7.233	14,659	(f,h)	63
Graphic Packaging International, Inc.
10-01-18	7.875	98,000		102,655
Greenwich Capital Commercial Funding Corp. Series 2003-C1 Class A3
07-05-35	3.858	2,165,327	(f)	2,209,045
Greenwich Capital Commercial Funding Corp. Series 2004-GG1 Class A5
06-10-36	4.883	$321,760	(f)	$325,201
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4
03-10-39	5.444	7,050,000	(f)	7,427,727
Greif, Inc. Senior Unsecured
02-01-17	6.750	625,000		653,125
GS Mortgage Securities Corp. II Series 2007-EOP Class J
03-06-20	1.120	2,400,000	(d,f,l)	2,146,693
GS Mortgage Securities Corp. II Series 2007-GG10 Class F
08-10-45	5.807	1,475,000	(f)	121,111
GTP Towers Issuer LLC
02-15-15	4.436	1,600,000	(d)	1,693,576
Harborview Mortgage Loan Trust CMO Series 2004-1 Class 4A
04-19-34	4.756	2,134,405	(f,l)	2,100,521
HCA, Inc. Senior Secured
02-15-17	9.875	710,000		781,000
02-15-20	7.875	10,000		10,700
09-15-20	7.250	1,477,000		1,543,465
Hertz Vehicle Financing LLC Series 2009-2A Class A1
03-25-14	4.260	5,100,000	(d)	5,306,285
HJ Heinz Finance Co.
07-15-11	6.625	1,605,000		1,654,899
Indiana Michigan Power Co. Senior Unsecured
03-15-37	6.050	4,270,000		4,441,291
Interface, Inc. Senior Notes
12-01-18	7.625	129,000	(d)	132,870
Interline Brands, Inc.
11-15-18	7.000	212,000	(d)	215,180
International Lease Finance Corp. Senior Unsecured
12-15-20	8.250	755,000		777,650
Invista
05-01-12	9.250	314,000	(d)	318,839
Jarden Corp.
05-01-16	8.000	920,000		1,001,649
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2003-LN1 Class A1
10-15-37	4.134	1,663,454	(f)	1,730,966
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2003-ML1A Class A1
03-12-39	3.972	108,096	(f)	110,520
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2003-ML1A Class A2
03-12-39	4.767	1,625,000	(f)	1,708,066
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-CBX Class A3
01-12-37	4.184	412,282	(f)	412,776

See accompanying Notes to Portfolio of Investments.

216  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

United States (cont.)
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP2 Class A3
07-15-42	4.697%	$1,800,000	(f)	$1,843,826
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP3 Class ASB
08-15-42	4.893	3,421,132	(f)	3,573,994
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP6 Class ASB
04-15-43	5.490	2,650,000	(f)	2,807,893
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP7 Class ASB
04-15-45	5.872	2,799,986	(f)	3,000,537
JPMorgan Chase & Co. Senior Unsecured
01-15-16	2.600	1,400,000		1,361,222
10-15-20	4.250	4,640,000		4,531,656
K Hovnanian Enterprises, Inc. Senior Secured
10-15-16	10.625	635,000		650,875
Kansas Gas & Electric 1st Mortgage
06-15-19	6.700	1,000,000	(d)	1,152,881
Kraft Foods, Inc. Senior Unsecured
08-11-17	6.500	1,165,000		1,355,383
02-01-18	6.125	9,110,000		10,406,306
Lamar Media Corp.
04-15-18	7.875	261,000		277,313
LB-UBS Commercial Mortgage Trust Series 2004-C2 Class A3
03-15-29	3.973	650,000	(f)	660,816
LB-UBS Commercial Mortgage Trust Series 2006-C4 Class AAB
06-15-32	5.856	925,000	(f)	995,769
LB-UBS Commercial Mortgage Trust Series 2007-C7 Class A3
09-15-45	5.866	2,950,000	(f)	3,116,177
Lear Corp.
03-15-18	7.875	746,000		796,355
03-15-20	8.125	408,000	(e)	444,720
LifePoint Hospitals, Inc.
10-01-20	6.625	180,000	(d)	178,650
LyondellBasell Industries Senior Secured
11-01-17	8.000	1,368,000	(d)	1,518,480
Mantech International Corp.
04-15-18	7.250	203,000		212,135
Mellon Funding Corp. (GBP)
11-08-11	6.375	1,240,000		2,006,563
MetroPCS Wireless, Inc.
11-15-20	6.625	855,000		814,388
Metropolitan Life Global Funding I (GBP) Senior Secured
01-27-11	4.625	1,720,000		2,685,687
MGM Resorts International Senior Secured
11-15-17	11.125	$640,000		$736,000
Midwest Generation LLC Pass-Through Certificates
01-02-16	8.560	371,389		375,103
Morgan Stanley Capital I Series 2004-HQ4 Class A5
04-14-40	4.590	690,000	(f)	693,126
Morgan Stanley Capital I Series 2006-T23 Class AAB
08-12-41	5.795	775,000	(f)	840,282
Morgan Stanley Reremic Trust Series 2010-GG10 Class A4A
08-12-45	5.807	1,800,000	(d,f)	1,924,644
Morgan Stanley (EUR) Senior Unsecured
10-02-17	5.500	2,475,000		3,347,923
Morgan Stanley (GBP) Senior Unsecured
04-11-11	7.500	1,785,000		2,810,907
Morgan Stanley Senior Unsecured
07-24-20	5.500	2,150,000		2,172,089
Mylan, Inc.
11-15-18	6.000	430,000	(d)	422,475
Nalco Co. Senior Notes
01-15-19	6.625	1,150,000	(d)	1,175,875
National Collegiate Student Loan Trust CMO I.O. Series 2006-3 Class AIO
01-25-12	5.880	3,400,000	(h)	187,999
Nevada Power Co.
05-15-18	6.500	1,200,000		1,381,085
08-01-18	6.500	1,625,000		1,881,535
Nextel Communications, Inc.
08-01-15	7.375	1,430,000		1,431,787
Nisource Finance Corp.
09-15-17	5.250	7,707,000		8,096,111
09-15-20	5.450	3,435,000		3,539,781
Norfolk Southern Corp. Senior Unsecured
04-01-18	5.750	350,000		395,227
Northern States Power Co. 1st Mortgage
08-28-12	8.000	1,635,000		1,816,858
Northwest Pipeline GP Senior Unsecured
06-15-16	7.000	2,515,000		2,977,813
04-15-17	5.950	3,125,000		3,523,493
NRG Energy, Inc.
01-15-17	7.375	3,005,000		3,095,150
Oracle Corp. Senior Notes
07-15-40	5.375	260,000	(d)	262,762
Oshkosh Corp.
03-01-17	8.250	$497,000		$540,488
03-01-20	8.500	398,000		436,805
PacifiCorp 1st Mortgage
09-15-13	5.450	850,000		931,337
10-15-37	6.250	1,425,000		1,612,172
01-15-39	6.000	1,480,000		1,632,403
Peabody Energy Corp.
09-15-20	6.500	730,000		779,275
Petrohawk Energy Corp.
08-01-14	10.500	830,000		946,200
Pinafore LLC/Inc. Senior Secured
10-01-18	9.000	95,000	(d)	103,075
Polypore International, Inc. Senior Notes
11-15-17	7.500	440,000	(d)	448,800
Potomac Electric Power Co. 1st Mortgage
04-15-14	4.650	890,000		951,830
PPL Electric Utilities Corp. 1st Mortgage
11-30-13	7.125	9,275,000		10,718,171
Progress Energy, Inc. Senior Unsecured
03-01-11	7.100	1,045,000		1,055,664
03-15-14	6.050	2,870,000		3,187,261
Prudential Financial, Inc. Senior Unsecured
11-15-20	4.500	5,700,000		5,574,314
QEP Resources, Inc. Senior Unsecured
03-01-21	6.875	505,000		530,250
Quicksilver Resources, Inc.
08-01-15	8.250	720,000		747,000
QVC, Inc. Senior Secured
10-15-20	7.375	848,000	(d)	886,160
Qwest Communications International, Inc.
04-01-18	7.125	1,160,000	(d)	1,200,600
Rain CII Carbon LLC/Corp. Senior Secured
12-01-18	8.000	465,000	(d)	487,088
Range Resources Corp.
05-15-16	7.500	390,000		404,625
05-15-19	8.000	1,105,000		1,203,069
Regal Cinemas Corp.
07-15-19	8.625	500,000		530,000
Regency Energy Partners LP/Finance Corp.
06-01-16	9.375	30,000	(e)	32,925
12-01-18	6.875	240,000		243,300
Renaissance Home Equity Loan Trust Series 2005-4 Class A3
02-25-36	5.565	385,809		366,483

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  217

Portfolio of Investments (continued)  RiverSource VP — Global Bond Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

United States (cont.)
Reynolds Group Issuer, Inc./LLC Senior Secured
10-15-16	7.750%	$848,000	(d)	$893,580
04-15-19	7.125	594,000	(d)	604,395
RR Donnelley & Sons Co. Senior Unsecured
01-15-17	6.125	6,700,000		6,848,980
SBA Telecommunications, Inc.
08-15-16	8.000	740,000		801,050
08-15-19	8.250	240,000		262,200
Seneca Gaming Corp.
12-01-18	8.250	372,000	(d)	372,930
Sierra Pacific Power Co.
05-15-16	6.000	11,116,000		12,590,282
Southern California Gas Co. 1st Mortgage
03-15-14	5.500	1,900,000		2,093,504
Southern Natural Gas Co. Senior Unsecured
04-01-17	5.900	11,898,000	(d)	12,758,975
Spectrum Brands Holdings, Inc. Senior Secured
06-15-18	9.500	559,000	(d)	614,900
Speedway Motorsports, Inc.
06-01-16	8.750	1,125,000		1,215,000
Sprint Nextel Corp. Senior Unsecured
08-15-17	8.375	375,000	(e)	402,188
SPX Corp.
09-01-17	6.875	90,000	(d)	95,625
Tampa Electric Co. Senior Unsecured
05-15-18	6.100	1,805,000		2,031,916
TCM Sub LLC
01-15-15	3.550	2,730,000	(d)	2,798,085
The Cleveland Electric Illuminating Co. 1st Mortgage
11-15-18	8.875	2,450,000		3,115,018
The Cleveland Electric Illuminating Co. Senior Unsecured
12-15-13	5.650	2,900,000		3,171,109
The Detroit Edison Co. Senior Secured
10-01-13	6.400	2,375,000		2,679,568
The Dow Chemical Co. (EUR) Senior Unsecured
05-27-11	4.625	1,505,000		2,027,613
The Dow Chemical Co. Senior Unsecured
11-15-20	4.250	7,540,000		7,222,551
The Goldman Sachs Group, Inc. (EUR) Senior Unsecured
05-02-18	6.375	1,125,000		1,613,083
The Hertz Corp.
10-15-18	7.500	445,000	(d)	463,913
01-15-21	7.375	937,000	(d,e)	955,740
The Manitowoc Co., Inc.
11-01-13	7.125	$1,345,000	(e)	$1,356,769
11-01-20	8.500	260,000		276,250
The Toledo Edison Co. Senior Secured
05-15-37	6.150	5,225,000		5,397,415
Time Warner Cable, Inc.
11-15-40	5.875	3,120,000		3,086,803
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04-15-16	6.400	7,255,000		8,342,967
06-15-18	6.050	1,108,000		1,252,739
TransDigm, Inc. Senior Subordinated Notes
12-15-18	7.750	483,000	(d,e)	499,905
tw telecom holdings, inc.
03-01-18	8.000	746,000		792,625
U.S. Treasury
10-31-11	1.000	2,545,000	(e)	2,559,911
11-30-15	1.375	4,280,000	(e)	4,159,291
07-31-17	2.375	1,790,000		1,766,506
11-15-20	2.625	11,550,000	(e)	10,894,896
08-15-23	6.250	13,500,000	(e)	16,967,812
08-15-40	3.875	7,787,000		7,172,559
United States Cellular Corp. Senior Unsecured
12-15-33	6.700	483,000		469,168
United States Steel Corp. Senior Unsecured
02-01-18	7.000	239,000		242,585
04-01-20	7.375	770,000		781,550
Valeant Pharmaceuticals International
10-01-20	7.000	1,375,000	(d)	1,357,813
Valmont Industries, Inc.
04-20-20	6.625	1,448,000		1,510,841
Verizon New York, Inc. Senior Unsecured
04-01-12	6.875	5,740,000		6,123,151
04-01-32	7.375	4,229,000		4,745,513
Verizon Pennsylvania, Inc. Senior Unsecured
11-15-11	5.650	3,675,000		3,830,843
Wachovia Bank Commercial Mortgage Trust Series 2005-C20 Class A5
07-15-42	5.087	925,000	(f)	944,388
Wachovia Bank Commercial Mortgage Trust Series 2006-C24 Class A3
03-15-45	5.558	2,500,000	(f)	2,699,527
Wachovia Bank Commercial Mortgage Trust Series 2006-C24 Class APB
03-15-45	5.576	1,200,000	(f)	1,269,248
Wachovia Bank Commercial Mortgage Trust Series 2006-C27 Class APB
07-15-45	5.727	850,000	(f)	896,272
Wachovia Bank Commercial Mortgage Trust Series 2006-C29 Class A4
11-15-48	5.308	2,702,500	(f)	2,868,235
Wells Fargo & Co. (EUR) Senior Unsecured
11-03-16	4.125	1,150,000		$1,547,200
Wells Fargo Mortgage-Backed Securities Trust CMO Series 2005-14 Class 2A1
12-25-35	5.500	$5,470,264	(f)	5,627,155
Windstream Corp.
08-01-16	8.625	349,000		367,323
03-15-19	7.000	90,000		88,650
World Omni Auto Receivables Trust Series 2010-A Class A4
05-15-15	2.210	1,000,000		1,024,505
Wyndham Worldwide Corp. Senior Unsecured
02-01-18	5.750	301,000		306,068
XM Satellite Radio, Inc.
11-01-18	7.625	690,000	(d)	712,425
Yum! Brands, Inc. Senior Unsecured
03-15-18	6.250	1,600,000		1,806,549

Total		532,111,068

Uruguay (0.2%)
Uruguay Government International Bond
11-18-22	8.000	1,485,000		1,837,688
Uruguay Government International Bond Senior Unsecured
03-21-36	7.625	1,500,000		1,781,250

Total		3,618,938

Venezuela (0.3%)
Petroleos de Venezuela SA
04-12-17	5.250	2,890,000		1,654,525
Petroleos de Venezuela SA Senior Unsecured
10-28-16	5.125	600,000		314,985
Venezuela Government International Bond
02-26-16	5.750	1,650,000	(d)	1,163,250
Venezuela Government International Bond Senior Unsecured
05-07-23	9.000	3,484,000	(d)	2,369,120

Total		5,501,880

Total Bonds
(Cost: $1,430,750,403) $1,518,638,087

Senior Loans (—%)(m)
	Coupon	Principal
Borrower	rate	amount		Value(a)

United States (—%)
Goodman Global, Inc. 1st Lien Term Loan
03-08-11	5.750%	$105,000		$105,411

Total Senior Loans
(Cost: $103,950)				$105,411

See accompanying Notes to Portfolio of Investments.

218  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Money Market Fund (4.2%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	$67,602,669	(k)	$67,602,669

Total Money Market Fund
(Cost: $67,602,669) $67,602,669

Investments of Cash Collateral Received
for Securities on Loan (1.1%)
	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements(j)
Cantor Fitzgerald & Co. dated 12-31-10, matures 01-03-11, repurchase price
$5,000,167	0.400%	$5,000,000	$5,000,000
Goldman Sachs & Co. dated 12-31-10, matures 01-03-11, repurchase price
$2,884,272	0.170	$2,884,231	$2,884,231
Merrill Lynch Government Securities Income dated 12-31-10, matures 01-03-11, repurchase price
$5,000,104	0.250	5,000,000	5,000,000
Pershing LLC dated 12-31-10, matures 01-03-11, repurchase price
$5,000,188	0.450	$5,000,000	$5,000,000

Total			17,884,231

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $17,884,231)			$17,884,231

Total Investments in Securities
(Cost: $1,516,341,253)(o)			$1,604,230,398

Investments in Derivatives

Futures Contracts Outstanding at Dec. 31, 2010

	Number of
	contracts	Notional	Expiration	Unrealized	Unrealized
Contract description	long (short)	market value	date	appreciation	depreciation
Euro-Bobl, 5-year	27	4,287,198	March 2011	$—	$(16,335)
Euro-Bund, 10-year	(40)	(6,700,576)	March 2011	44,513	—
Japanese Government Bond, 10-year	25	43,312,592	March 2011	—	(1,232)
U.S. Treasury Long Bond, 20-year	60	7,327,500	March 2011	—	(189,465)
U.S. Treasury Note, 2-year	(3)	(656,719)	April 2011	1,730	—
U.S. Treasury Note, 5-year	(87)	(10,241,531)	April 2011	167,073	—
U.S. Treasury Note, 10-year	(242)	(29,145,875)	March 2011	710,512	—
U.S. Treasury Ultra Bond, 30-year	(69)	(8,769,469)	March 2011	141,131	—

Total				$1,064,959	$(207,032)

Forward Foreign Currency Exchange Contracts Open at Dec. 31, 2010

		Currency to be		Currency to be		Unrealized	Unrealized
Counterparty	Exchange date	delivered		received		appreciation	depreciation
State Street Bank & Trust Company	Jan. 3, 2011	1,597,729		$9,473,733		$29,809	$—
		(USD	)	(NOK	)

UBS Securities	Jan. 4, 2011	131,670,000		1,603,971		—	(18,380)
		(JPY	)	(USD	)

J.P. Morgan Securities, Inc.	Jan. 4, 2011	1,495,314		1,472,708		9,352	—
		(USD	)	(AUD	)

J.P. Morgan Securities, Inc.	Jan. 4, 2011	2,016,298		2,017,199		6,160	—
		(USD	)	(CAD	)

State Street Bank & Trust Company	Jan. 4, 2011	1,592,846		10,872,767		26,812	—
		(USD	)	(SEK	)

UBS Securities	Jan. 7, 2011	9,752,000		7,415,518		—	(175,021)
		(NZD	)	(USD	)

HSBC Securities (USA), Inc.	Jan. 10, 2011	1,456,843		1,487,000		33,801	—
		(USD	)	(CAD	)

HSBC Securities (USA), Inc.	Jan. 11, 2011	13,710,000		13,272,651		—	(721,840)
		(AUD	)	(USD	)

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  219

Portfolio of Investments (continued)  RiverSource VP — Global Bond Fund

Forward Foreign Currency Exchange Contracts Open at Dec. 31, 2010 (continued)

		Currency to be		Currency to be		Unrealized	Unrealized
Counterparty	Exchange date	delivered		received		appreciation	depreciation
State Street Bank & Trust Company	Jan. 11, 2011	28,145,000		$37,118,703		$—	$(506,299)
		(EUR	)	(USD	)

HSBC Securities (USA), Inc.	Jan. 11, 2011	15,257,127		695,725,000		293,431	—
		(USD	)	(INR	)

Barclays Bank PLC	Jan. 14, 2011	3,329,356		2,153,000		27,805	—
		(USD	)	(GBP	)

J.P. Morgan Securities, Inc.	Jan. 18, 2011	55,892,990		4,696,385,000		1,965,520	—
		(USD	)	(JPY	)

Barclays Bank PLC	Jan. 19, 2011	6,643,000		7,876,546		171,453	—
		(GBP	)	(EUR	)

HSBC Securities (USA), Inc.	Jan. 27, 2011	18,035,000		13,694,313		—	(368,944)
		(SGD	)	(USD	)

J.P. Morgan Securities, Inc.	Jan. 27, 2011	9,398,200		116,970,000		65,032	—
		(USD	)	(MXN	)

Total						$2,629,175	$(1,790,484)

Notes to Portfolio of Investments

AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CMO	—	Collateralized Mortgage Obligation
CZK	—	Czech Koruna
DKK	—	Danish Krone
EUR	—	European Monetary Unit
GBP	—	British Pound Sterling
IDR	—	Indonesian Rupiah
INR	—	Indian Rupee
I.O.	—	Interest Only
JPY	—	Japanese Yen
MXN	—	Mexican Peso
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PLN	—	Polish Zloty
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
ZAR	—	South African Rand

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	At Dec. 31, 2010, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $5,544,606. See Note 2 to the financial statements.

(c)	Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d)	Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2010, the value of these securities amounted to $142,473,794 or 8.86% of net assets.

(e)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

220  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(f)	Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)	Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h)	Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2010.

(i)	This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year’s GDP exceeds the ‘base case GDP’, an interest payment is made equal to 0.012225 of the difference.

(j)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.400%)
Security description	Value(a)
Fannie Mae Interest Strip	$160,155
Fannie Mae Pool	437,394
Fannie Mae Principal Strip	5,231
Fannie Mae REMICS	293,198
Federal Farm Credit Bank	272,685
Federal Home Loan Banks	488,537
Federal Home Loan Mortgage Corp	36,653
Federal National Mortgage Association	423,596
FHLMC Structured Pass Through Securities	173,399
Freddie Mac Non Gold Pool	419,859
Freddie Mac Reference REMIC	2,826
Freddie Mac REMICS	257,696
Freddie Mac Strips	75,992
Ginnie Mae I Pool	49,118
Ginnie Mae II Pool	272,271
Government National Mortgage Association	109,545
United States Treasury Inflation Indexed Bonds	15,057
United States Treasury Note/Bond	1,196,525
United States Treasury Strip Coupon	357,636
United States Treasury Strip Principal	52,627

Total market value of collateral securities	$5,100,000

Goldman Sachs & Co. (0.170%)
Security description	Value(a)
Government National Mortgage Association	$2,941,916

Total market value of collateral securities	$2,941,916

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  221

Portfolio of Investments (continued)  RiverSource VP — Global Bond Fund

Notes to Portfolio of Investments (continued)

Merrill Lynch Government Securities Income (0.250%)
Security description	Value(a)
Fannie Mae REMICS	$960,321
Freddie Mac REMICS	4,139,688

Total market value of collateral securities	$5,100,009

Pershing LLC (0.450%)
Security description	Value(a)
Fannie Mae Pool	$2,596,530
Fannie Mae REMICS	585,460
Freddie Mac Gold Pool	222,092
Freddie Mac REMICS	772,736
Ginnie Mae I Pool	197,792
Government National Mortgage Association	725,390

Total market value of collateral securities	$5,100,000

(k)	Affiliated Money Market Fund – See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(l)	Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2010.

(m)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(n)	At Dec. 31, 2010, investments in securities included securities valued at $2,127,503 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(o)	At Dec. 31, 2010, the cost of securities for federal income tax purposes was $1,534,230,616 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$92,434,683
Unrealized depreciation	(22,434,901)

Net unrealized appreciation	$69,999,782

222  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  223

Portfolio of Investments (continued)  RiverSource VP — Global Bond Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Bonds
Foreign Government Obligations & Agencies	$—	$861,037,674	$—	$861,037,674
U.S. Government Obligations & Agencies	43,520,975	5,844,753	—	49,365,728
Asset-Backed Securities	—	22,034,138	—	22,034,138
Commercial Mortgage-Backed Securities	—	52,535,638	—	52,535,638
Residential Mortgage-Backed Securities	—	65,352,889	—	65,352,889
Corporate Debt Securities
Life Insurance	—	18,568,365	4,818,630	23,386,995
All Other Industries	—	444,925,025	—	444,925,025

Total Bonds	43,520,975	1,470,298,482	4,818,630	1,518,638,087

Other
Senior Loans	—	105,411	—	105,411
Affiliated Money Market Fund(c)	67,602,669	—	—	67,602,669
Investments of Cash Collateral Received for Securities on Loan	—	17,884,231	—	17,884,231

Total Other	67,602,669	17,989,642		85,592,311

Investments in Securities	111,123,644	1,488,288,124	4,818,630	1,604,230,398
Derivatives(d)
Assets
Futures Contracts	1,064,959	—	—	1,064,959
Forward Foreign Currency Exchange Contracts	—	2,629,175	—	2,629,175
Liabilities
Futures Contracts	(207,032)	—	—	(207,032)
Forward Foreign Currency Exchange Contracts	—	(1,790,484)	—	(1,790,484)

Total	$111,981,571	$1,489,126,815	$4,818,630	$1,605,927,016

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Asset-Backed	Corporate Debt
	Securities	Securities	Total
Balance as of Dec. 31, 2009	$6,606,406	$4,032,667	$10,639,073
Accrued discounts/premiums	—	120,733	120,733
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)*	—	665,230	665,230
Sales	—	—	—
Purchases	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	(6,606,406)	—	(6,606,406)

Balance as of Dec. 31, 2010	$—	$4,818,630	$4,818,630

*	Change in unrealized appreciation (depreciation) relating to securities held at Dec. 31, 2010 was $665,230 which is comprised of Corporate Debt Securities.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

224  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  225

Portfolio of Investments
RiverSource VP — Global Inflation Protected Securities Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Bonds (98.6%)(c)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Australia (2.8%)
Australia Government Index-Linked Bond (AUD) Senior Unsecured
08-20-15	4.000%	11,915,760	(g)	$20,427,663
08-20-20	4.000	16,084,927	(g)	26,756,911
09-20-25	3.000	7,992,400	(g)	8,719,677
New South Wales Treasury Corp. (AUD) Local Government Guaranteed
11-20-25	2.750	12,457,750	(g)	12,771,376
Woodside Finance Ltd.
11-10-14	4.500	$1,400,000	(d)	1,469,180

Total		70,144,807

Brazil (0.3%)
Brazil Notas do Tesouro Nacional (BRL)
01-01-13	10.000	1,150,000		6,993,196

Canada (3.2%)
Bank of Nova Scotia
10-29-15	1.650	6,670,000	(d)	6,409,891
Canadian Government Bond (CAD)
12-01-26	4.250	33,493,943	(g)	49,463,094
12-01-31	4.000	8,991,710	(g)	13,951,697
12-01-44	1.500	4,061,720	(g)	4,491,528
The Toronto-Dominion Bank
07-29-15	2.200	6,000,000	(b,d)	5,921,916

Total		80,238,126

France (10.1%)
BNP Paribas Home Loan Covered Bonds SA
11-02-15	2.200	5,935,000	(b,d)	5,684,069
Cie de Financement Foncier
09-16-15	2.500	5,600,000	(d)	5,469,237
France Government Bond OAT (EUR)
07-25-12	3.000	11,607,904	(g)	16,534,923
07-25-15	1.600	44,366,795	(g)	62,530,800
07-25-20	2.250	63,444,938	(g)	92,244,159
07-25-22	1.100	7,132,860	(g)	9,066,869
07-25-23	2.100	10,465,700	(g)	15,172,946
07-25-29	3.400	5,965,450	(g)	10,384,877
07-25-32	3.150	7,548,970	(g)	12,808,761
07-25-40	1.800	19,364,580	(g)	26,992,230

Total		256,888,871

Germany (1.4%)
Deutsche Bundesrepublik Inflation-Linked Bond (EUR)
04-15-16	1.500	14,465,423	(g)	20,533,826
04-15-20	1.750	10,290,800	(g)	14,620,741

Total		35,154,567

Greece (0.9%)
Hellenic Republic Government Inflation-Linked Bond (EUR)
07-25-30	2.300	13,985,530	(g)	8,375,041
Hellenic Republic Government Inflation-Linked Bond (EUR) Senior Unsecured
07-25-25	2.900	25,550,360	(g)	15,576,508

Total		23,951,549

Italy (7.5%)
Italy Buoni Poliennali Del Tesoro (EUR)
09-15-12	1.850	8,407,930	(g)	11,438,171
09-15-17	2.100	62,228,610	(g)	81,111,693
09-15-41	2.550	8,164,720	(g)	9,533,601
Italy Buoni Poliennali Del Tesoro (EUR) Senior Unsecured
09-15-14	2.150	27,743,122	(g)	37,415,419
09-15-23	2.600	25,202,340	(g)	31,907,872
09-15-35	2.350	17,012,541	(g)	20,180,921

Total		191,587,677

Mexico (1.2%)
Mexican Bonos (MXN)
12-17-15	8.000	358,230,000		31,052,860

Sweden (1.9%)
Sweden Government Inflation-Linked Bond (SEK)
12-01-20	4.000	80,400,000	(h)	18,853,818
12-01-28	3.500	118,930,000	(h)	28,161,749

Total		47,015,567

United Kingdom (21.7%)
United Kingdom Gilt (GBP)
03-07-20	4.750	11,000,000		18,965,310
09-07-39	4.250	5,000,000		7,872,131
United Kingdom Gilt Inflation-Linked (GBP)
08-16-13	2.500	8,250,000	(h)	35,895,687
07-26-16	2.500	20,710,000	(h)	101,309,470
04-16-20	2.500	18,590,000	(h)	92,731,260
07-17-24	2.500	6,900,000	(h)	30,484,837
11-22-27	1.250	26,991,576	(g)	46,147,241
07-22-30	4.125	13,450,000	(h)	57,241,813
11-22-37	1.125	40,246,220	(g)	71,224,577
03-22-40	0.625	20,855,400	(g)	32,816,524
11-22-47	0.750	14,670,720	(g)	24,758,781
11-22-55	1.250	15,976,328	(g)	32,916,854

Total		552,364,485

United States (47.6%)
Anheuser-Busch InBev Worldwide, Inc.
11-15-14	5.375	$1,900,000	(d)	2,093,331
Bear Stearns Commercial Mortgage Securities Series 2005-T18 Class A4
02-13-42	4.933	13,700,000	(f)	14,620,848
Carrington Mortgage Loan Trust Series 2006-RFC1 Class A2
05-25-36	0.361	3,456,778	(e)	3,349,729
CenterPoint Energy Houston Electric LLC
01-15-14	5.750	2,800,000		3,091,242
Credit-Based Asset Servicing and Securitization LLC Series 2006-CB6 Class A22
07-25-36	0.351	1,185,337	(e)	1,181,908
Government National Mortgage Association CMO Series 2010-40 Class A
11-16-28	2.287	6,338,783	(f)	6,448,730
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A2
03-10-39	5.381	1,084,583	(b,f)	1,114,224
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4
03-10-39	5.444	10,410,000	(b,f)	10,967,751
GS Mortgage Securities Corp. II Series 2005-GG4 Class A4A
07-10-39	4.751	1,500,000	(f)	1,581,826
GSR Mortgage Loan Trust CMO Series 2004-6F Class 2A4
05-25-34	5.500	2,857,132	(f,k)	2,932,980
Jefferies & Co., Inc. CMO Series 2010-R1 Class 2A1
11-26-36	0.419	1,504,263	(d,e)	1,440,331
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB20 Class ASB
11-12-16	5.688	4,500,000	(f)	4,783,555
JP Morgan Mortgage Trust CMO Series 2007-A1 Class 1A1
07-25-35	3.011	10,650,401	(e,f)	10,158,299
LB-UBS Commercial Mortgage Trust Series 2007-C7 Class A3
09-15-45	5.866	9,850,000	(f)	10,404,863
Morgan Stanley Reremic Trust CMO Series 2010-R9 Class 3A
11-26-36	3.250	5,858,330	(d,f)	5,744,918
Nevada Power Co.
01-15-15	5.875	2,450,000		2,731,985
Prime Mortgage Trust CMO Series 2004-CL1 Class 3A1
02-25-34	6.885	4,517,640	(e,f)	4,892,894
Structured Asset Securities Corp. CMO Series 2006-NC1 Class A6
05-25-36	0.311	1,150,302	(e)	1,130,512

See accompanying Notes to Portfolio of Investments.

226  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

United States (cont.)
TCM Sub LLC
01-15-15	3.550%	$2,100,000	(d)	$2,152,373
U.S. Treasury
11-15-20	2.625	15,000,000	(b)	14,149,215
U.S. Treasury Inflation-Indexed Bond
07-15-12	3.000	33,198,113	(b,g)	35,264,087
04-15-13	0.625	46,044,595	(b,g)	47,438,541
07-15-13	1.875	7,144,620	(b,g)	7,618,828
01-15-14	2.000	80,486,160	(b,g)	86,413,110
04-15-14	1.250	34,031,929	(g)	35,790,757
07-15-14	2.000	48,730,080	(b,g)	52,672,615
04-15-15	0.500	28,257,040	(b,g)	28,885,152
07-15-15	1.875	67,462,800	(b,g)	73,083,769
01-15-16	2.000	19,834,200	(b,g)	21,598,363
07-15-16	2.500	51,710,385	(b,g)	58,039,520
01-15-17	2.375	45,591,960	(g)	50,808,414
07-15-17	2.625	27,963,595	(b,g)	31,825,092
01-15-18	1.625	28,395,168	(g)	30,386,209
07-15-18	1.375	32,454,400	(b,g)	34,202,704
01-15-19	2.125	27,931,109	(g)	30,908,717
07-15-19	1.875	3,072,840	(b,g)	3,341,125
07-15-20	1.250	57,035,956	(b,g)	58,401,787
01-15-25	2.375	108,598,464	(b,g)	120,854,883
01-15-26	2.000	32,726,430	(b,g)	34,750,087
01-15-27	2.375	59,755,399	(b,g)	66,410,297
01-15-28	1.750	39,669,720	(b,g)	40,384,093
04-15-28	3.625	10,817,440	(g)	13,964,409
01-15-29	2.500	31,068,520	(b,g)	35,254,461
04-15-29	3.875	47,853,049	(b,g)	64,181,582
02-15-40	2.125	38,288,782	(b,g)	40,527,904
UnitedHealth Group, Inc. Senior Unsecured
08-15-14	5.000	2,200,000		2,390,320

Total		1,210,368,340

Total Bonds
(Cost: $2,486,734,503)		$2,505,760,045

Money Market Fund (0.5%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	12,386,908	(i)	$12,386,908

Total Money Market Fund
(Cost: $12,386,908)			$12,386,908

Investments of Cash Collateral Received
for Securities on Loan (25.9%)
		Amount
	Effective	payable at
Issuer	yield	maturity	Value(a)

Asset-Backed Commercial Paper (1.1%)
Grampian Funding LLC
01-31-11	0.300%	$14,996,125	$14,996,125
Royal Park Investments Funding Corp.
03-21-11	0.451	3,995,300	3,995,300
Starbird Funding Corp.
01-03-11	0.150	9,999,875	9,999,875

Total		28,991,300

Certificates of Deposit (16.0%)
Banque et Caisse d’Epargne de l’Etat
02-16-11	0.305	4,996,106	4,996,106
02-22-11	0.300	14,988,509	14,988,509
Barclays Bank PLC
02-23-11	0.380	10,000,000	10,000,000
BRED Banque Populaire
02-01-11	0.540	4,990,792	4,990,792
Canadian Imperial Bank
04-07-11	0.300	10,000,000	10,000,000
Clydesdale Bank PLC
01-21-11	0.370	5,000,000	5,000,000
01-24-11	0.370	7,492,992	7,492,992
Commerzbank AG
01-03-11	0.150	25,000,000	25,000,000
Credit Agricole
04-21-11	0.400	20,000,493	20,000,493
Credit Industrial et Commercial
01-04-11	0.470	5,000,000	5,000,000
02-22-11	0.395	9,000,000	9,000,000
03-07-11	0.400	10,000,000	10,000,000
Credit Suisse
04-15-11	0.300	10,000,000	10,000,000
Deutsche Bank AG
01-10-11	0.472	9,999,959	9,999,959
Development Bank of Singapore Ltd.
02-17-11	0.300	10,000,000	10,000,000
DZ Bank AG
01-18-11	0.330	5,000,000	5,000,000
01-18-11	0.345	7,495,546	7,495,546
KBC Bank NV
01-24-11	0.450	15,000,000	15,000,000
La Banque Postale
02-17-11	0.365	18,999,993	18,999,993
Landesbank Hessen Thuringen
01-03-11	0.300	3,000,013	3,000,013
N.V. Bank Nederlandse Gemeenten
02-04-11	0.330	10,000,000	10,000,000
National Australia Bank Ltd.
03-17-11	0.311	10,000,000	10,000,000
National Bank of Canada
03-21-11	0.400	12,000,000	12,000,000
Natixis
03-07-11	0.440	15,000,000	15,000,000
Norinchukin Bank
01-06-11	0.330	12,000,000	12,000,000
01-25-11	0.330	5,000,000	5,000,000
02-14-11	0.330	5,000,000	5,000,000
Nykredit Bank
01-20-11	0.520	5,000,000	5,000,000
01-24-11	0.550	12,000,000	12,000,000
Pohjola Bank PLC
03-16-11	0.660	5,000,000	5,000,000
Rabobank Group
04-27-11	0.311	12,000,000	12,000,000
Societe Generale
02-01-11	0.315	10,000,000	10,000,000
02-17-11	0.310	9,992,085	9,992,085
Sumitomo Mitsui Banking Corp.
01-12-11	0.300	10,000,000	10,000,000
Sumitomo Trust & Banking Co., Ltd.
02-04-11	0.400	10,000,000	10,000,000
02-18-11	0.345	5,000,064	5,000,064
02-18-11	0.350	5,000,000	5,000,000
04-21-11	0.510	7,000,000	7,000,000
Union Bank of Switzerland
04-18-11	0.341	10,000,000	10,000,000
United Overseas Bank Ltd.
01-18-11	0.330	10,000,000	10,000,000
Westpac Banking Corp.
05-09-11	0.290	20,000,000	20,000,000

Total		405,956,552

Commercial Paper (0.7%)
General Electric Capital Corp.
01-03-11	0.150	9,999,875	9,999,875
Macquarie Bank Ltd.
01-04-11	0.370	7,994,984	7,994,984

Total		17,994,859

Other Short-Term Obligations (0.2%)
The Goldman Sachs Group, Inc.
01-14-11	0.350	5,000,000	5,000,000

	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements (7.9%)(j)
Barclays Capital, Inc. dated 10-13-10, matures 01-31-11, repurchase price
$15,003,875	0.300%	$15,000,000	$15,000,000
Cantor Fitzgerald & Co. dated 12-31-10, matures 01-03-11, repurchase price
$140,004,667	0.400	140,000,000	140,000,000
Citigroup Global Markets, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$20,000,267	0.160	20,000,000	20,000,000
Deutsche Bank AG dated 12-31-10, matures 01-03-11, repurchase price
$3,502,931	0.280	3,502,849	3,502,849

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  227

Portfolio of Investments (continued)  RiverSource VP — Global Inflation Protected Securities Fund

Investments of Cash Collateral Received
for Securities on Loan (continued)
	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements (cont.)
Merrill Lynch Pierce Fenner & Smith, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$5,000,104	0.250%	$5,000,000	$5,000,000
Morgan Stanley dated 01-21-10, matures 01-14-11, repurchase price
$15,002,042	0.350	15,000,000	15,000,000
Pershing LLC dated 12-31-10, matures 01-03-11, repurchase price
$3,000,113	0.450	3,000,000	3,000,000

Total 201,502,849

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $659,445,560) $659,445,560

Total Investments in Securities
(Cost: $3,158,566,971)(l)			$3,177,592,513

Investments in Derivatives

At Dec. 31, 2010, $2,787,331 was held in a margin deposit account as collateral to cover initial margin requirements on open interest rate futures contracts.
Futures Contracts Outstanding at Dec. 31, 2010

	Number of
	contracts	Notional	Expiration	Unrealized	Unrealized
Contract description	long (short)	market value	date	appreciation	(depreciation)
Euro-Bund, 10-year	100	$16,751,442	March 2011	$—	$(26,795)
United Kingdom Long GILT, 10-year	155	28,879,736	March 2011	243,085	—
U.S. Treasury Note, 2-year	(507)	(110,985,469)	April 2011	274,167	—
U.S. Treasury Note, 5-year	103	12,125,031	April 2011	46,767	—
U.S. Treasury Note, 10-year	1,254	151,028,625	March 2011	—	(2,285,249)

Total				$564,019	$(2,312,044)

Forward Foreign Currency Exchange Contracts Open at Dec. 31, 2010

		Currency to	Currency to		Unrealized	Unrealized
Counterparty	Exchange date	be delivered	be received		appreciation	depreciation
State Street Bank & Trust Company	Jan. 11, 2011	303,730,000	400,363,218		$—	$(5,671,310)
		(EUR)	(USD	)

UBS Securities	Jan. 14, 2011	318,000,000	46,241,577		—	(1,101,269)
		(SEK)	(USD	)

Goldman, Sachs & Co.	Jan. 18, 2011	69,992,000	92,605,882		—	(963,225)
		(EUR)	(USD	)

Goldman, Sachs & Co.	Jan. 18, 2011	139,990,000	222,318,119		4,032,843	—
		(GBP)	(USD	)

Goldman, Sachs & Co.	Jan. 18, 2011	28,226,000	43,764,539		—	(248,035)
		(GBP)	(USD	)

HSBC Securities (USA), Inc.	Jan. 18, 2011	181,230,000	287,793,240		5,202,765	—
		(GBP)	(USD	)

Barclays Bank PLC	Jan. 25, 2011	68,202,000	67,853,607		—	(489,016)
		(CAD)	(USD	)

Total					$9,235,608	$(8,472,855)

Notes to Portfolio of Investments

AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar

228  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

EUR	—	European Monetary Unit
GBP	—	British Pound Sterling
MXN	—	Mexican Peso
SEK	—	Swedish Krona

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(c)	Foreign security values are stated in U.S. dollars.

(d)	Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2010, the value of these securities amounted to $36,385,246 or 1.43% of net assets.

(e)	Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2010.

(f)	Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)	Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h)	Inflation-indexed bonds are securities in which the principal amount disclosed represents the original face.

(i)	Affiliated Money Market Fund — See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(j)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.300%)
Security description	Value(a)
Arabella Ltd	$75,595
Archer Daniels	777,702
ASB Finance Ltd	921,365
Banco Bilbao Vizcaya	2,487,184
Banco Bilbao Vizcaya Argentaria/New York NY	36,779
BP Capital Markets	462,219
BPCE	332,312
Central American Bank	2,880
Commonwealth Bank of Australia	467,902
Credit Agricole NA	767
Danske Corp	1,151,117
Electricite De France	1,906,146
European Investment Bank	2,564,769
Gdz Suez	395,932
Golden Funding Corp	27,257
Ing (US) Funding LLC	120
Natexis Banques	296,006
Nationwide Building	1,845,392
Natixis NY	143,999
Natixis US Finance Co	2,400
Prudential PLC	556,711
Silver Tower US Fund	7,200
Skandin Ens Banken	72,055
Societe Gen No Amer	1,199,390
Societe Generale NY	15,599

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  229

Portfolio of Investments (continued)  RiverSource VP — Global Inflation Protected Securities Fund

Notes to Portfolio of Investments (continued)

Barclays Capital, Inc. (0.300%) (continued)
Security description	Value(a)
UBS Ag Stamford	$1,202

Total market value of collateral securities	$15,750,000

Cantor Fitzgerald & Co. (0.400%)
Security description	Value(a)
Fannie Mae Interest Strip	$4,484,347
Fannie Mae Pool	12,247,025
Fannie Mae Principal Strip	146,460
Fannie Mae REMICS	8,209,551
Federal Farm Credit Bank	7,635,177
Federal Home Loan Banks	13,679,041
Federal Home Loan Mortgage Corp	1,026,284
Federal National Mortgage Association	11,860,690
FHLMC Structured Pass Through Securities	4,855,166
Freddie Mac Non Gold Pool	11,756,062
Freddie Mac Reference REMIC	79,120
Freddie Mac REMICS	7,215,498
Freddie Mac Strips	2,127,781
Ginnie Mae I Pool	1,375,298
Ginnie Mae II Pool	7,623,575
Government National Mortgage Association	3,067,262
United States Treasury Inflation Indexed Bonds	421,600
United States Treasury Note/Bond	33,502,692
United States Treasury Strip Coupon	10,013,808
United States Treasury Strip Principal	1,473,563

Total market value of collateral securities	$142,800,000

Citigroup Global Markets, Inc. (0.160%)
Security description	Value(a)
Fannie Mae Benchmark REMIC	$99,358
Fannie Mae REMICS	6,719,966
Fannie Mae Whole Loan	170,951
Fannie Mae-Aces	13,053
Freddie Mac Reference REMIC	465,645
Freddie Mac REMICS	10,266,520
Government National Mortgage Association	2,664,507

Total market value of collateral securities	$20,400,000

Deutsche Bank AG (0.280%)
Security description	Value(a)
Freddie Mac REMICS	$1,864,965
Ginnie Mae I Pool	1,707,941

Total market value of collateral securities	$3,572,906

230  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Merrill Lynch Pierce Fenner & Smith, Inc. (0.250%)
Security description	Value(a)
Federal Home Loan Banks	$462,827
Federal Home Loan Mortgage Corp	269,472
Federal National Mortgage Association	299,919
Government National Mortgage Association	4,067,797

Total market value of collateral securities	$5,100,015

Morgan Stanley (0.350%)
Security description	Value(a)
Argento Variable Fund	$922,676
Federal Home Loan Banks	7,650,054
Ginnie Mae I Pool	5,913,649
Landesbank	864,744

Total market value of collateral securities	$15,351,123

Pershing LLC (0.450%)
Security description	Value(a)
Fannie Mae Pool	$1,557,918
Fannie Mae REMICS	351,276
Freddie Mac Gold Pool	133,255
Freddie Mac REMICS	463,642
Ginnie Mae I Pool	118,675
Government National Mortgage Association	435,234

Total market value of collateral securities	$3,060,000

(k)	This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until previous series within the trust have been paid off. Interest is accrued at an effective yield similar to a zero coupon bond.

(l)	At Dec. 31, 2010, the cost of securities for federal income tax purposes was $3,419,595,917 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$—
Unrealized depreciation	(242,003,404)

Net unrealized depreciation	$(242,003,404)

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  231

Portfolio of Investments (continued)  RiverSource VP — Global Inflation Protected Securities Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:’

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

232  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Bonds
Foreign Government Obligations & Agencies	$—	$1,270,437,412	$—	$1,270,437,412
U.S. Government Obligations & Agencies	14,149,215	1,103,006,506	—	1,117,155,721
Asset-Backed Securities	—	5,662,149	1,440,331	7,102,480
Commercial Mortgage-Backed Securities	—	43,473,067	—	43,473,067
Residential Mortgage-Backed Securities	—	30,177,821	—	30,177,821
Corporate Debt Securities	—	37,413,544	—	37,413,544

Total Bonds	14,149,215	2,490,170,499	1,440,331	2,505,760,045

Other
Affiliated Money Market Fund(c)	12,386,908	—	—	12,386,908
Investments of Cash Collateral Received for Securities on Loan	—	659,445,560	—	659,445,560

Total Other	12,386,908	659,445,560	—	671,832,468

Investments in Securities	26,536,123	3,149,616,059	1,440,331	3,177,592,513
Derivatives(d)
Assets
Futures Contracts	564,019	—	—	564,019
Forward Foreign Currency Exchange Contracts	—	9,235,608	—	9,235,608
Liabilities
Futures Contracts	(2,312,044)	—	—	(2,312,044)
Forward Foreign Currency Exchange Contracts	—	(8,472,855)	—	(8,472,855)

Total	$24,788,098	$3,150,378,812	$1,440,331	$3,176,607,241

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Asset-Backed
Securities
Balance as of Dec. 31, 2009	$—
Accrued discounts/premiums	7,188
Realized gain (loss)	29,116
Change in unrealized appreciation (depreciation)*	15,776
Sales	(617,087)
Purchases	2,005,338
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of Dec. 31, 2010	$1,440,331

*	Change in unrealized appreciation (depreciation) relating to securities held at Dec. 31, 2010 was $15,776.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  233

Portfolio of Investments (continued)  RiverSource VP — Global Inflation Protected Securities Fund

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

234  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Portfolio of Investments

RiverSource VP — High Yield Bond Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Bonds (93.7%)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Aerospace & Defense (1.2%)
CPI International, Inc. Senior Unsecured
02-01-15	6.428%	$953,000	(i)	$953,000
Esterline Technologies Corp.
08-01-20	7.000	175,000	(d)	181,125
Kratos Defense & Security Solutions, Inc. Senior Secured
06-01-17	10.000	2,295,000		2,541,713
Oshkosh Corp.
03-01-17	8.250	1,030,000		1,120,125
03-01-20	8.500	918,000		1,007,505
TransDigm, Inc. Senior Subordinated Notes
12-15-18	7.750	2,109,000	(d)	2,182,815

Total				7,986,283

Automotive (0.7%)
Accuride Corp. Senior Secured
08-01-18	9.500	645,000	(d)	696,600
Lear Corp.
03-15-18	7.875	2,040,000		2,177,700
03-15-20	8.125	1,671,000	(g)	1,821,390

Total				4,695,690

Brokerage (0.8%)
E*Trade Financial Corp. Senior Unsecured
09-15-13	7.375	670,000		666,650
12-01-15	7.875	1,800,000		1,786,500
E*Trade Financial Corp. Senior Unsecured Pay-in-kind
11-30-17	12.500	2,330,000	(l)	2,737,750

Total				5,190,900

Building Materials (1.8%)
Associated Materials LLC Senior Secured
11-01-17	9.125	1,140,000	(d)	1,197,000
Gibraltar Industries, Inc.
12-01-15	8.000	5,128,000		5,172,870
Interface, Inc. Senior Notes
12-01-18	7.625	560,000	(d)	576,800
Norcraft Companies LP/Finance Corp. Senior Secured
12-15-15	10.500	2,097,000		2,228,063
Norcraft Holdings LP/Capital Corp. Senior Discount Notes
09-01-12	9.750	1,717,000		1,727,731
Nortek, Inc. Senior Secured
12-01-13	11.000	1,250,000		1,331,250

Total				12,233,714

Chemicals (5.1%)
Ashland, Inc.
06-01-17	9.125	1,700,000		1,959,250
Celanese U.S. Holdings LLC
10-15-18	6.625	208,000	(d)	214,760
CF Industries, Inc.
05-01-18	6.875	2,465,000		2,637,550
05-01-20	7.125	2,465,000		2,699,175
Hexion U.S. Finance Corp./Nova Scotia ULC Secured
11-15-20	9.000	1,005,000	(d)	1,062,788
Hexion U.S. Finance Corp./Nova Scotia ULC Senior Secured
02-01-18	8.875	7,284,000		7,784,775
Ineos Finance PLC Senior Secured
05-15-15	9.000	2,094,000	(c,d)	2,240,580
LyondellBasell Industries Senior Secured
11-01-17	8.000	4,482,000	(d)	4,975,020
MacDermid, Inc. Senior Subordinated Notes
04-15-17	9.500	1,594,000	(d)	1,673,700
Momentive Performance Materials, Inc. Secured
01-15-21	9.000	1,680,000	(d)	1,772,400
Nalco Co. Senior Notes
01-15-19	6.625	1,670,000	(d)	1,707,575
Nova Chemicals Corp. Senior Unsecured
11-01-19	8.625	1,780,000	(c)	1,944,650
Polypore International, Inc. Senior Notes
11-15-17	7.500	1,920,000	(d)	1,958,400
Reichhold Industries, Inc. Senior Notes
08-15-14	9.000	2,320,000	(d)	2,047,400

Total				34,678,023

Construction Machinery (3.4%)
Case New Holland, Inc. Senior Notes
12-01-17	7.875	4,081,000	(d)	4,489,099
Terex Corp. Senior Unsecured
06-01-16	10.875	3,270,000		3,760,500
The Manitowoc Co., Inc.
02-15-18	9.500	3,938,000	(g)	4,312,110
11-01-20	8.500	870,000		924,375
United Rentals North America, Inc.
06-15-16	10.875	1,599,000		1,826,858
09-15-20	8.375	3,970,000		4,039,475
United Rentals North America, Inc. Senior Unsecured
12-15-19	9.250	3,559,000		3,959,388

Total				23,311,805

Consumer Cyclical Services (1.5%)
Brickman Group Holdings, Inc. Senior Notes
11-01-18	9.125	769,000	(d)	778,613
Garda World Security Corp. Senior Unsecured
03-15-17	9.750	1,935,000	(c,d)	2,080,125
The Geo Group, Inc.
10-15-17	7.750	1,605,000		1,685,250
West Corp.
10-15-16	11.000	3,169,000		3,438,364
West Corp. Senior Notes
01-15-19	7.875	2,335,000	(d,g)	2,372,944

Total				10,355,296

Consumer Products (2.3%)
Central Garden and Pet Co.
03-01-18	8.250	3,286,000		3,359,935
Jarden Corp.
05-01-16	8.000	1,300,000		1,415,375
05-01-17	7.500	1,845,000		1,944,169
Libbey Glass, Inc. Senior Secured
02-15-15	10.000	1,745,000	(d)	1,875,875
NBTY, Inc.
10-01-18	9.000	255,000	(d)	272,213
Sealy Mattress Co. Senior Secured
04-15-16	10.875	963,000	(d)	1,078,560
Spectrum Brands Holdings, Inc. Senior Secured
06-15-18	9.500	3,531,000	(d)	3,884,099
Visant Corp. Senior Notes
10-01-17	10.000	1,738,000	(d)	1,842,280

Total				15,672,506

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  235

Portfolio of Investments (continued)

RiverSource VP — High Yield Bond Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Diversified Manufacturing (1.3%)
Amsted Industries, Inc. Senior Notes
03-15-18	8.125%	$2,451,000	(d)	$2,601,123
CPM Holdings, Inc. Senior Secured
09-01-14	10.625	2,154,000	(d)	2,304,780
Pinafore LLC/Inc. Senior Secured
10-01-18	9.000	430,000	(d)	466,550
SPX Corp.
09-01-17	6.875	1,649,000	(d)	1,752,063
WireCo WorldGroup, Inc. Senior Unsecured
05-15-17	9.500	1,370,000	(d)	1,452,200

Total				8,576,716

Electric (2.5%)
Calpine Corp. Senior Secured
02-15-21	7.500	1,725,000	(d)	1,699,125
Edison Mission Energy Senior Unsecured
05-15-17	7.000	1,755,000		1,390,838
Energy Future Intermediate Holding Co. LLC/Finance, Inc. Senior Secured
12-01-20	10.000	2,177,000		2,245,081
Midwest Generation LLC Pass-Through Certificates
01-02-16	8.560	2,714,960		2,742,109
NRG Energy, Inc.
01-15-17	7.375	8,681,000		8,941,430

Total				17,018,583

Entertainment (1.7%)
AMC Entertainment Holding, Inc. Senior Subordinated Notes
12-01-20	9.750	2,125,000	(d,g)	2,210,000
AMC Entertainment, Inc.
06-01-19	8.750	1,293,000		1,380,278
Regal Cinemas Corp.
07-15-19	8.625	3,235,000		3,429,099
Speedway Motorsports, Inc.
06-01-16	8.750	2,920,000		3,153,600
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates Series AU4
07-01-15	9.300	1,304,008	(j,k)	1,303,096
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates Series AV2
07-01-15	9.300	425,296	(j,k)	424,998

Total				11,901,071

Food and Beverage (1.6%)
B&G Foods, Inc.
01-15-18	7.625	1,246,000		1,308,300
Cott Beverages, Inc.
11-15-17	8.375	205,000		221,400
09-01-18	8.125	898,000		967,595
Darling International, Inc.
12-15-18	8.500	410,000	(d)	427,425
Michael Foods, Inc. Senior Notes
07-15-18	9.750	1,785,000	(d)	1,936,725
Pinnacle Foods Finance LLC/Corp.
04-01-17	10.625	1,567,000		1,676,690
U.S. Foodservice Senior Notes
06-30-15	10.250	2,179,000	(d)	2,200,790
U.S. Foodservice Senior Notes Pay-in-kind
06-30-15	10.250	2,407,000	(d,l)	2,467,175

Total				11,206,100

Gaming (7.3%)
Boyd Gaming Corp. Senior Notes
12-01-18	9.125	4,574,000	(d,g)	4,551,130
Boyd Gaming Corp. Senior Subordinated Notes
02-01-16	7.125	1,636,000		1,468,310
Caesars Entertainment Operating Co., Inc. Senior Secured
12-15-18	10.000	1,170,000	(g)	1,067,625
Circus & Eldorado Joint Venture/Silver Legacy Capital Corp. 1st Mortgage
03-01-12	10.125	896,000		861,280
FireKeepers Development Authority Senior Secured
05-01-15	13.875	5,222,000	(d)	6,161,959
MGM Resorts International
02-27-14	5.875	623,000		574,718
06-01-16	7.500	1,792,000	(g)	1,675,520
MGM Resorts International Senior Secured
11-15-17	11.125	655,000		753,250
MGM Resorts International Senior Unsecured
03-01-18	11.375	3,291,000	(g)	3,570,735
Pinnacle Entertainment, Inc.
06-15-15	7.500	1,133,000		1,135,833
05-15-20	8.750	3,823,000		3,956,805
Pokagon Gaming Authority Senior Notes
06-15-14	10.375	5,054,000	(d)	5,268,794
San Pasqual Casino
09-15-13	8.000	630,000	(d)	630,788
Seminole Indian Tribe of Florida
10-01-20	7.804	905,000	(d)	881,923
Seminole Indian Tribe of Florida Senior Secured
10-01-20	6.535	3,265,000	(d)	3,204,598
Seneca Gaming Corp.
12-01-18	8.250	1,634,000	(d)	1,638,085
Shingle Springs Tribal Gaming Authority Senior Notes
06-15-15	9.375	9,900,000	(d)	6,830,999
Tunica-Biloxi Gaming Authority Senior Unsecured
11-15-15	9.000	5,483,000	(d)	5,181,435

Total				49,413,787

Gas Distributors (0.5%)
Energy Transfer Equity LP
10-15-20	7.500	3,170,000		3,296,800

Gas Pipelines (1.3%)
El Paso Corp. Senior Unsecured
06-01-18	7.250	130,000		137,800
09-15-20	6.500	2,380,000	(d)	2,391,900
Regency Energy Partners LP/Finance Corp.
06-01-16	9.375	1,360,000		1,492,600
12-01-18	6.875	1,015,000		1,028,956
Southern Star Central Corp. Senior Notes
03-01-16	6.750	3,629,000		3,665,290

Total				8,716,546

Health Care (5.6%)
American Renal Holdings Senior Secured
05-15-18	8.375	971,000	(d)	995,275
AMGH Merger Sub, Inc.
11-01-18	9.250	1,666,000	(d)	1,749,300
Apria Healthcare Group, Inc. Senior Secured
11-01-14	11.250	1,450,000		1,584,125
Biomet, Inc. Pay-in-kind
10-15-17	10.375	1,665,000	(l)	1,819,013
ConvaTec Healthcare E SA Senior Unsecured
12-15-18	10.500	1,620,000	(c,d,g)	1,642,275
Hanger Orthopedic Group, Inc.
11-15-18	7.125	1,489,000		1,485,278
HCA Holdings, Inc. Senior Unsecured
05-15-21	7.750	1,055,000	(d,g)	1,055,000
HCA, Inc. Secured
11-15-16	9.250	4,700,000		5,014,312
HCA, Inc. Senior Secured
02-15-17	9.875	735,000		808,500
04-15-19	8.500	1,655,000		1,812,225
09-15-20	7.250	2,933,000		3,064,985
Healthsouth Corp.
02-15-20	8.125	3,435,000		3,692,624
IASIS Healthcare LLC/Capital Corp.
06-15-14	8.750	1,595,000		1,636,869

See accompanying Notes to Portfolio of Investments.

236  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — High Yield Bond Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Health Care (cont.)
inVentiv Health, Inc.
08-15-18	10.000%	$3,098,000	(d)	$3,136,725
Multiplan, Inc.
09-01-18	9.875	1,929,000	(d)	2,049,563
Radiation Therapy Services, Inc.
04-15-17	9.875	1,224,000	(d)	1,224,000
Select Medical Holdings Corp. Senior Unsecured
09-15-15	6.237	2,905,000	(i)	2,687,125
Vanguard Health Holding Co. II LLC/Inc.
02-01-18	8.000	2,565,000		2,629,125

Total				38,086,319

Home Construction (1.8%)
Beazer Homes USA, Inc.
06-15-18	9.125	2,834,000		2,798,575
K Hovnanian Enterprises, Inc. Senior Secured
10-15-16	10.625	2,994,000		3,068,850
KB Home
06-15-15	6.250	485,000		480,150
William Lyon Homes, Inc.
02-15-14	7.500	7,960,000		5,970,000

Total				12,317,575

Independent Energy (8.2%)
Anadarko Petroleum Corp. Senior Unsecured
09-15-17	6.375	1,899,000		2,063,785
Berry Petroleum Co. Senior Subordinated Notes
11-01-16	8.250	285,000		297,113
Berry Petroleum Co. Senior Unsecured
11-01-20	6.750	635,000		638,175
Brigham Exploration Co.
10-01-18	8.750	1,520,000	(d)	1,634,000
Carrizo Oil & Gas, Inc.
10-15-18	8.625	3,426,000	(d)	3,537,345
Chaparral Energy, Inc.
12-01-15	8.500	670,000		681,725
Chesapeake Energy Corp.
08-15-20	6.625	4,955,000		4,855,899
Comstock Resources, Inc.
10-15-17	8.375	1,831,000		1,837,866
Concho Resources, Inc.
10-01-17	8.625	1,789,000		1,950,010
Concho Resources, Inc. Senior Notes
01-15-21	7.000	1,582,000		1,621,550
Continental Resources, Inc.
10-01-20	7.375	610,000		646,600
04-01-21	7.125	1,511,000	(d)	1,586,550
Denbury Resources, Inc.
03-01-16	9.750	1,850,000		2,062,750
02-15-20	8.250	1,254,000		1,360,590
EXCO Resources, Inc.
09-15-18	7.500	3,435,000		3,357,713
Hilcorp Energy I LP/Finance Co. Senior Unsecured
11-01-15	7.750	4,520,000	(d)	4,666,900
Petrohawk Energy Corp.
08-01-14	10.500	2,915,000		3,323,100
06-01-15	7.875	725,000		754,906
08-15-18	7.250	1,550,000		1,565,500
QEP Resources, Inc. Senior Unsecured
03-01-21	6.875	2,280,000		2,394,000
Quicksilver Resources, Inc.
08-01-15	8.250	2,356,000		2,444,350
08-15-19	9.125	2,326,000		2,552,785
Range Resources Corp.
05-01-18	7.250	1,275,000		1,345,125
05-15-19	8.000	3,515,000		3,826,956
08-01-20	6.750	1,935,000		1,995,469
Southwestern Energy Co. Senior Notes
02-01-18	7.500	3,190,000		3,596,725

Total				56,597,487

Life Insurance (0.9%)
ING Groep NV
12-29-49	5.775	7,076,000	(c,i)	6,085,360

Lodging (0.1%)
Starwood Hotels & Resorts Worldwide, Inc. Senior Unsecured
12-01-19	7.150	475,000		520,125

Media Cable (3.8%)
Bresnan Broadband Holdings LLC
12-15-18	8.000	85,000	(d,g)	87,550
Cablevision Systems Corp. Senior Unsecured
09-15-17	8.625	3,481,000		3,789,938
CCH II LLC/Capital Corp.
11-30-16	13.500	3,680,000		4,388,399
CCO Holdings LLC/Capital Corp.
04-30-18	7.875	1,331,000		1,377,585
04-30-20	8.125	2,078,000		2,197,485
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured
11-15-17	8.625	1,596,000	(d)	1,667,820
CSC Holdings LLC Senior Unsecured
04-15-14	8.500	1,410,000		1,549,238
02-15-19	8.625	685,000		774,050
DISH DBS Corp.
02-01-16	7.125	3,501,000		3,614,782
Insight Communications Co., Inc. Senior Notes
07-15-18	9.375	1,435,000	(d)	1,535,450
Quebecor Media, Inc. Senior Unsecured
03-15-16	7.750	2,730,000	(c)	2,818,726
Virgin Media Secured Finance PLC Senior Secured
01-15-18	6.500	1,925,000	(c)	2,026,063

Total				25,827,086

Media Non-Cable (7.2%)
Clear Channel Worldwide Holdings, Inc.
12-15-17	9.250	4,378,000		4,786,867
Entravision Communications Corp. Senior Secured
08-01-17	8.750	3,541,000	(d)	3,726,903
Gray Television, Inc. Senior Secured
06-29-15	10.500	2,817,000	(g)	2,838,128
Intelsat Jackson Holdings SA
06-15-16	11.250	1,809,000	(c)	1,949,198
Intelsat Jackson Holdings SA Senior Unsecured
10-15-20	7.250	2,496,000	(c,d)	2,520,960
Intelsat Subsidiary Holding Co. SA
01-15-15	8.875	2,211,000	(c,d)	2,271,803
Nielsen Finance LLC/Co.
05-01-16	11.500	1,480,000		1,709,400
10-15-18	7.750	5,459,000	(d)	5,650,064
Nielsen Finance LLC/Co. (Zero coupon through 08-01-11, thereafter 12.500%)
08-01-16	10.340	370,000	(f,g)	388,500
Salem Communications Corp. Senior Secured
12-15-16	9.625	2,254,000		2,389,240
Sinclair Television Group, Inc. Secured
11-01-17	9.250	3,961,000	(d)	4,307,587
Sirius XM Radio, Inc.
04-01-15	8.750	3,155,000	(d,g)	3,407,400
The Interpublic Group of Companies, Inc. Senior Unsecured
07-15-17	10.000	3,500,000		4,094,999
Umbrella Acquisition, Inc. Pay-in-kind
03-15-15	9.750	360,153	(d,l)	388,965
Univision Communications, Inc.
05-15-21	8.500	3,440,000	(d,g)	3,500,200
Univision Communications, Inc. Senior Secured
11-01-20	7.875	2,400,000	(d,g)	2,520,000
XM Satellite Radio, Inc.
11-01-18	7.625	3,056,000	(d)	3,155,320

Total				49,605,534

Metals (5.0%)
Arch Coal, Inc.
08-01-16	8.750	2,185,000		2,381,650
10-01-20	7.250	220,000		231,275

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  237

Portfolio of Investments (continued)

RiverSource VP — High Yield Bond Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Metals (cont.)
Consol Energy, Inc.
04-01-17	8.000%	$2,445,000	(d)	$2,610,038
04-01-20	8.250	1,699,000	(d)	1,834,920
FMG Resources August 2006 Pty Ltd. Senior Notes
11-01-15	7.000	3,495,000	(c,d)	3,596,474
02-01-16	6.375	1,630,000	(c,d,g)	1,630,000
Noranda Aluminum Acquisition Corp. Pay-in-kind
05-15-15	5.193	11,828,290	(i,l)	10,689,816
Novelis, Inc.
12-15-17	8.375	2,380,000	(c,d)	2,463,300
12-15-20	8.750	2,380,000	(c,d)	2,469,250
Rain CII Carbon LLC/Corp. Senior Secured
12-01-18	8.000	2,035,000	(d)	2,131,663
United States Steel Corp. Senior Unsecured
02-01-18	7.000	2,862,000		2,904,930
04-01-20	7.375	736,000		747,040

Total				33,690,356

Non-Captive Diversified (5.6%)
Ally Financial, Inc.
12-01-14	6.750	1,605,000		1,689,263
03-15-20	8.000	10,039,000		10,967,607
09-15-20	7.500	880,000	(d)	932,800
CIT Group, Inc. Senior Secured
05-01-16	7.000	1,100,000		1,104,125
05-01-17	7.000	12,325,000		12,355,812
Ford Motor Credit Co. LLC Senior Unsecured
04-15-15	7.000	3,935,000		4,228,598
International Lease Finance Corp. Senior Unsecured
03-15-17	8.750	2,099,000	(d)	2,251,178
09-01-17	8.875	2,605,000		2,800,375
12-15-20	8.250	1,660,000		1,709,800

Total				38,039,558

Oil Field Services (1.5%)
Expro Finance Luxembourg SCA Senior Secured
12-15-16	8.500	317,000	(c,d)	304,506
Frac Tech Services LLC/Finance, Inc.
11-15-18	7.125	1,655,000	(d)	1,679,825
McJunkin Red Man Corp. Senior Secured
12-15-16	9.500	2,271,000	(d)	2,140,418
Offshore Group Investments Ltd. Senior Secured
08-01-15	11.500	4,085,000	(c,d)	4,373,022
Trinidad Drilling Ltd. Senior Unsecured
01-15-19	7.875	1,402,000	(c,d)	1,437,795

Total				9,935,566

Other Financial Institutions (0.3%)
Cardtronics, Inc.
09-01-18	8.250	2,000,000		2,090,000

Other Industry (0.5%)
Aquilex Holdings LLC/Finance Corp.
12-15-16	11.125	1,826,000		1,848,825
Chart Industries, Inc.
10-15-15	9.125	590,000		607,700
Interline Brands, Inc.
11-15-18	7.000	930,000	(d)	943,950

Total				3,400,475

Packaging (2.3%)
Ardagh Packaging Finance PLC
10-15-20	9.125	1,410,000	(c,d)	1,466,400
Ardagh Packaging Finance PLC Senior Secured
10-15-17	7.375	645,000	(c,d)	665,156
Crown Americas LLC/Capital Corp. II
05-15-17	7.625	2,060,000		2,214,500
Greif, Inc. Senior Unsecured
08-01-19	7.750	390,000		427,050
Reynolds Group Issuer, Inc./LLC
04-15-19	9.000	1,860,000	(d)	1,927,425
Reynolds Group Issuer, Inc./LLC Senior Secured
10-15-16	7.750	2,308,000	(d)	2,432,055
04-15-19	7.125	3,136,000	(d)	3,190,880
Silgan Holdings, Inc. Senior Unsecured
08-15-16	7.250	2,840,000		3,024,600

Total				15,348,066

Paper (1.0%)
Cascades, Inc.
01-15-20	7.875	3,254,000	(c)	3,400,429
Graphic Packaging International, Inc.
06-15-17	9.500	2,210,000		2,411,663
10-01-18	7.875	471,000		493,373
Verso Paper Holdings LLC/Inc. Secured
08-01-14	9.125	300,000	(g)	309,000

Total				6,614,465

Pharmaceuticals (0.7%)
Valeant Pharmaceuticals International
10-01-17	6.750	860,000	(d)	855,700
10-01-20	7.000	1,150,000	(d)	1,135,625
Warner Chilcott Co. LLC/Finance
09-15-18	7.750	2,724,000	(c,d)	2,751,240

Total				4,742,565

Retailers (2.4%)
Giraffe Acquisition Corp. Senior Unsecured
12-01-18	9.125	3,040,000	(d)	3,169,200
Michaels Stores, Inc. Senior Notes
11-01-18	7.750	2,175,000	(d,g)	2,158,688
QVC, Inc. Senior Secured
04-15-17	7.125	1,681,000	(d)	1,756,645
10-01-19	7.500	1,025,000	(d)	1,081,375
10-15-20	7.375	1,681,000	(d)	1,756,645
Rite Aid Corp. Senior Secured
10-15-19	10.250	560,000		581,700
08-15-20	8.000	1,445,000	(g)	1,504,606
Toys “R” Us, Inc. Senior Unsecured
10-15-18	7.375	165,000		161,700
Toys R Us Property Co. I LLC
07-15-17	10.750	1,508,000		1,719,120
Toys R Us Property Co. II LLC Senior Secured
12-01-17	8.500	2,555,000		2,746,625

Total				16,636,304

Technology (3.6%)
Amkor Technology, Inc. Senior Unsecured
05-01-18	7.375	610,000	(g)	634,400
Avaya, Inc.
11-01-15	9.750	790,000		803,825
First Data Corp.
09-24-15	9.875	210,000		198,975
09-24-15	9.875	177,000	(g)	168,593
First Data Corp. Pay-in-kind
09-24-15	10.550	113,000	(l)	107,068
First Data Corp. Senior Notes
01-15-21	12.625	3,765,000	(d)	3,595,575
First Data Corp. Senior Secured
08-15-20	8.875	2,605,000	(d,g)	2,748,275
01-15-21	8.250	2,225,000	(d,g)	2,136,000
Freescale Semiconductor, Inc. Senior Secured
04-15-18	9.250	1,400,000	(d)	1,540,000
Interactive Data Corp.
08-01-18	10.250	3,140,000	(d)	3,438,300
NXP BV/Funding LLC Senior Secured
08-01-18	9.750	5,333,000	(c,d)	6,019,623
SunGard Data Systems, Inc. Senior Unsecured
11-15-18	7.375	2,234,000	(d)	2,245,170
Trans Union LLC/Financing Corp.
06-15-18	11.375	965,000	(d)	1,100,100

Total				24,735,904

See accompanying Notes to Portfolio of Investments.

238  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — High Yield Bond Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Transportation Services (1.1%)
Avis Budget Car Rental LLC/Finance, Inc.
03-15-18	9.625%	$1,227,000		$1,322,093
01-15-19	8.250	1,400,000	(d)	1,410,500
The Hertz Corp.
10-15-18	7.500	2,005,000	(d)	2,090,213
01-15-21	7.375	2,460,000	(d,g)	2,509,199

Total				7,332,005

Wireless (5.6%)
Clearwire Communications LLC/Finance, Inc. Senior Secured
12-01-15	12.000	3,338,000	(d)	3,605,040
12-01-17	12.000	775,000	(d,g)	802,125
Cricket Communications, Inc. Senior Secured
05-15-16	7.750	3,445,000		3,574,188
Crown Castle International Corp. Senior Unsecured
11-01-19	7.125	1,570,000		1,660,275
MetroPCS Wireless, Inc.
09-01-18	7.875	3,370,000		3,487,950
11-15-20	6.625	1,870,000		1,781,175
Nextel Communications, Inc.
08-01-15	7.375	2,651,000		2,654,314
SBA Telecommunications, Inc.
08-15-16	8.000	1,535,000		1,661,638
08-15-19	8.250	2,346,000		2,563,005
Sprint Capital Corp.
05-01-19	6.900	1,316,000		1,299,550
Sprint Nextel Corp. Senior Unsecured
12-01-16	6.000	1,725,000		1,666,781
08-15-17	8.375	6,900,000	(g)	7,400,249
Wind Acquisition Finance SA Escrow
07-15-17	0.000	3,105,000	(c,h,j,k)	—
Wind Acquisition Finance SA Secured
07-15-17	11.750	3,105,000	(c,d)	3,500,888
Wind Acquisition Finance SA Senior Secured
02-15-18	7.250	2,170,000	(c,d)	2,202,550

Total				37,859,728

Wirelines (3.5%)
Cincinnati Bell, Inc.
10-15-17	8.250	1,879,000		1,860,210
10-15-20	8.375	1,601,000		1,536,960
Frontier Communications Corp. Senior Unsecured
04-15-17	8.250	934,000		1,025,065
03-15-19	7.125	3,204,000		3,292,109
04-15-20	8.500	763,000		833,578
Integra Telecom Holdings, Inc. Senior Secured
04-15-16	10.750	1,659,000	(d)	1,708,770
ITC Deltacom, Inc. Senior Secured
04-01-16	10.500	1,809,000		1,967,288
Level 3 Financing, Inc.
11-01-14	9.250	1,010,000		1,002,425
02-15-17	8.750	3,526,000		3,243,920
02-01-18	10.000	1,610,000		1,545,600
PAETEC Holding Corp.
07-15-15	9.500	219,000		226,665
PAETEC Holding Corp. Senior Secured
06-30-17	8.875	2,603,000		2,778,703
PAETEC Holding Corp. Senior Unsecured
12-01-18	9.875	2,010,000	(d)	2,065,276
Windstream Corp.
09-01-18	8.125	355,000	(g)	372,750

Total				23,459,319

Total Bonds
(Cost: $600,503,874) $637,177,617

Senior Loans (0.8%)(m)
	Coupon	Principal
Borrower	rate	amount		Value(a)

Building Materials (0.1%)
Goodman Global, Inc. 1st Lien Term Loan
10-28-16	5.750%	$470,000		$471,837
Goodman Global, Inc. 2nd Lien Term Loan
10-30-17	9.000	180,000		185,251

Total				657,088

Consumer Products (0.2%)
Visant Corp. Tranche B Term Loan
12-22-16	7.000	1,476,300		1,492,539

Electric (0.2%)
Energy Future Holdings Corp. Tranche B3 Term Loan
10-10-14	3.764	1,485,847		1,145,796

Gaming (0.3%)
Great Lakes Gaming of Michigan LLC Development Term Loan
08-15-12	9.000	1,492,221	(j,k)	1,475,210
Great Lakes Gaming of Michigan LLC Non-Gaming Land Acquisition Letter of Credit
08-15-12	9.000	551,991	(j,k)	545,698
Great Lakes Gaming of Michigan LLC Transition Term Loan
08-15-12	9.000	386,503	(j,k)	382,097

Total				2,403,005

Total Senior Loans
(Cost: $5,687,241)		$5,698,428

Common Stocks (2.0%)
Issuer	Shares		Value(a)

Chemicals
Chemtura Corp.	868,449	(b)	$13,877,815

Total Common Stocks
(Cost: $7,550,490)			$13,877,815

Limited Partnerships (—%)
	Shares		Value(a)

Diversified Financial Services
Varde Fund V LP	5,000,000	(e,j,k)	$100,860

Total Limited Partnerships
(Cost: $—)			$100,860

Money Market Fund (1.2%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	7,909,130	(o)	$7,909,130

Total Money Market Fund
(Cost: $7,909,130)			$7,909,130

Investments of Cash Collateral Received
for Securities on Loan (7.8%)
		Amount
	Effective	payable at
Issuer	yield	maturity	Value(a)

Certificates of Deposit (0.4%)
Banque et Caisse d’Epargne de l’Etat
02-22-11	0.300%	$999,234	$999,234
KBC Bank NV
01-20-11	0.450	1,000,000	1,000,000
United Overseas Bank Ltd.
02-22-11	0.340	1,000,000	1,000,000

Total			2,999,234

	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements (7.4%)(n)
Cantor Fitzgerald & Co. dated 12-31-10, matures 01-03-11, repurchase price
$27,000,900	0.400%	$27,000,000	$27,000,000

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  239

Portfolio of Investments (continued)

RiverSource VP — High Yield Bond Fund

Investments of Cash Collateral Received
for Securities on Loan (continued)
	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements (cont.)
Goldman Sachs & Co. dated 12-31-10, matures 01-03-11, repurchase price
$4,197,846	0.170%	$4,197,787	$4,197,787
Mizuho Securities USA, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$5,000,208	0.500	5,000,000	5,000,000
Pershing LLC dated 12-31-10, matures 01-03-11, repurchase price
$14,000,525	0.450	14,000,000	14,000,000

Total			50,197,787

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $53,197,021)			$53,197,021

Total Investments in Securities
(Cost: $674,847,756)(p)			$717,960,871

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c)	Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 9.10% of net assets.

(d)	Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2010, the value of these securities amounted to $253,301,070 or 37.25% of net assets.

(e)	The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f)	For those zero coupons that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(g)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(h)	Negligible market value.

(i)	Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2010.

(j)	Identifies issues considered to be illiquid as to their marketability (see Note 2 to the financial statements). The aggregate value of such securities at Dec. 31, 2010 was $4,231,959, representing 0.62% of net assets. Information concerning such security holdings at Dec. 31, 2010 was as follows:

	Acquisition
Security	dates	Cost
Great Lakes Gaming of Michigan LLC Development Term Loan 9.000% 2012	03-02-07 thru 09-15-07	$1,482,886
Great Lakes Gaming of Michigan LLC Non-Gaming Land Acquisition Letter of Credit 9.000% 2012	03-02-07 thru 09-15-07	548,537
Great Lakes Gaming of Michigan LLC Transition Term Loan 9.000% 2012	03-02-07 thru 09-15-07	384,085
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates Series AU4 9.300% 2015	02-09-00 thru 04-09-02	1,188,440
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates Series AV2 9.300% 2015	12-11-01 thru 08-28-02	367,342
Varde Fund V LP	04-27-00 thru 06-19-00	—	*

240  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — High Yield Bond Fund

Notes to Portfolio of Investments (continued)

Acquisition
Security	dates	Cost
Wind Acquisition Finance SA Escrow 0.000% 2017	11-15-10	$—

* The original cost for this position was $5,000,000. From Sept. 29, 2004 through March 7, 2005, $5,000,000 was returned to the fund in the form of return of capital.

(k)	Security valued by management at fair value according to procedures approved, in good faith, by the Board.

(l)	Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(m)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(n)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.400%)
Security description	Value(a)
Fannie Mae Interest Strip	$864,838
Fannie Mae Pool	2,361,926
Fannie Mae Principal Strip	28,246
Fannie Mae REMICS	1,583,271
Federal Farm Credit Bank	1,472,498
Federal Home Loan Banks	2,638,101
Federal Home Loan Mortgage Corp	197,926
Federal National Mortgage Association	2,287,419
FHLMC Structured Pass Through Securities	936,353
Freddie Mac Non Gold Pool	2,267,240
Freddie Mac Reference REMIC	15,259
Freddie Mac REMICS	1,391,560
Freddie Mac Strips	410,358
Ginnie Mae I Pool	265,236
Ginnie Mae II Pool	1,470,261
Government National Mortgage Association	591,543
United States Treasury Inflation Indexed Bonds	81,309
United States Treasury Note/Bond	6,461,234
United States Treasury Strip Coupon	1,931,235
United States Treasury Strip Principal	284,187

Total market value of collateral securities	$27,540,000

Goldman Sachs & Co. (0.170%)
Security description	Value(a)
Government National Mortgage Association	$4,281,743

Total market value of collateral securities	$4,281,743

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  241

Portfolio of Investments (continued)

RiverSource VP — High Yield Bond Fund

Notes to Portfolio of Investments (continued)

Mizuho Securities USA, Inc. (0.500%)
Security description	Value(a)
Fannie Mae Grantor Trust	$2,469
Fannie Mae Pool	2,074,775
Fannie Mae REMICS	214,119
Fannie Mae Whole Loan	5,817
Federal Farm Credit Bank	3,332
Federal Home Loan Banks	86,452
Federal Home Loan Mortgage Corp	13,315
FHLMC Structured Pass Through Securities	12,611
Freddie Mac Gold Pool	1,087,172
Freddie Mac Non Gold Pool	128,998
Freddie Mac REMICS	239,699
Ginnie Mae II Pool	175,519
Government National Mortgage Association	325,572
United States Treasury Note/Bond	730,150

Total market value of collateral securities	$5,100,000

Pershing LLC (0.450%)
Security description	Value(a)
Fannie Mae Pool	$7,270,283
Fannie Mae REMICS	1,639,289
Freddie Mac Gold Pool	621,857
Freddie Mac REMICS	2,163,662
Ginnie Mae I Pool	553,817
Government National Mortgage Association	2,031,092

Total market value of collateral securities	$14,280,000

(o)	Affiliated Money Market Fund – See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(p)	At Dec. 31, 2010, the cost of securities for federal income tax purposes was $670,592,559 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$52,651,205
Unrealized depreciation	(5,282,893)

Net unrealized appreciation	$47,368,312

242  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — High Yield Bond Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  243

Portfolio of Investments (continued)

RiverSource VP — High Yield Bond Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Bonds
Corporate Debt Securities
Entertainment	$—	$10,172,977	$1,728,094	$11,901,071
All Other Industries	—	625,276,546	—	625,276,546

Total Bonds	—	635,449,523	1,728,094	637,177,617

Equity Securities
Common Stocks	13,877,815	—	—	13,877,815
Limited Partnerships
Diversified Financial Services	—	—	100,860	100,860

Total Equity Securities	13,877,815	—	100,860	13,978,675

Other
Senior Loans
Gaming	—	—	2,403,005	2,403,005
All Other Industries	—	3,295,423	—	3,295,423
Affiliated Money Market Fund(c)	7,909,130	—	—	7,909,130
Investments of Cash Collateral Received for Securities on Loan	—	53,197,021	—	53,197,021

Total Other	7,909,130	56,492,444	2,403,005	66,804,579

Total	$21,786,945	$691,941,967	$4,231,959	$717,960,871

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Corporate Debt	Limited	Senior
	Securities	Partnerships	Loans	Total
Balance as of Dec. 31, 2009	$9,231,763	$227,900	$3,470,427	$12,930,090
Accrued discounts/premiums	28,154	—	11,746	39,900
Realized gain (loss)	43,736	161,135	10,084	214,955
Change in unrealized appreciation (depreciation)*	(135,158)	(127,040)	204,067	(58,131)
Sales	(253,401)	(161,135)	(1,293,319)	(1,707,855)
Purchases	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(7,187,000)	—	—	(7,187,000)

Balance as of Dec. 31, 2010	$1,728,094	$100,860	$2,403,005	$4,231,959

*	Change in unrealized appreciation (depreciation) relating to securities held at Dec. 31, 2010 was $(58,133), which is comprised of Corporate Debt Securities of $(135,160), Limited Partnerships of $(127,040), and Senior Loans of $204,067.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

244  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Portfolio of Investments
RiverSource VP — Income Opportunities Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Bonds (93.4%)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Aerospace & Defense (1.5%)
CPI International, Inc. Senior Unsecured
02-01-15	6.428%	$1,912,000	(f)	$1,912,000
Esterline Technologies Corp.
08-01-20	7.000	260,000	(d)	269,100
Kratos Defense & Security Solutions, Inc. Senior Secured
06-01-17	10.000	3,660,000		4,053,450
L-3 Communications Corp.
10-15-15	6.375	3,357,000		3,457,710
Oshkosh Corp.
03-01-17	8.250	2,904,000		3,158,100
03-01-20	8.500	463,000		508,143
TransDigm, Inc. Senior Subordinated Notes
12-15-18	7.750	3,351,000	(d,e)	3,468,285

Total				16,826,788

Automotive (1.4%)
Accuride Corp. Senior Secured
08-01-18	9.500	965,000	(d,e)	1,042,200
Lear Corp.
03-15-18	7.875	2,732,000	(e)	2,916,410
03-15-20	8.125	1,524,000	(e)	1,661,160
Tenneco, Inc.
11-15-15	8.125	4,455,000	(e)	4,722,300
TRW Automotive, Inc.
12-01-17	8.875	4,085,000	(d)	4,554,775

Total				14,896,845

Brokerage (0.7%)
E*Trade Financial Corp. Senior Unsecured
09-15-13	7.375	990,000	(e)	985,050
12-01-15	7.875	6,940,000	(e)	6,887,950

Total				7,873,000

Building Materials (1.1%)
Associated Materials LLC Senior Secured
11-01-17	9.125	1,740,000	(d,e)	1,827,000
Gibraltar Industries, Inc.
12-01-15	8.000	3,807,000		3,840,311
Interface, Inc. Senior Notes
12-01-18	7.625	874,000	(d)	900,220
Norcraft Companies LP/Finance Corp. Senior Secured
12-15-15	10.500	4,704,000		4,998,000
Norcraft Holdings LP/Capital Corp. Senior Discount Notes
09-01-12	9.750	92,000		92,575

Total				11,658,106

Chemicals (3.9%)
Ashland, Inc.
06-01-17	9.125	2,715,000		3,129,038
Celanese U.S. Holdings LLC
10-15-18	6.625	316,000	(d)	326,270
CF Industries, Inc.
05-01-18	6.875	3,625,000		3,878,750
05-01-20	7.125	3,625,000		3,969,375
Hexion U.S. Finance Corp./Nova Scotia ULC Senior Secured
02-01-18	8.875	10,440,000	(e)	11,157,750
Ineos Finance PLC Senior Secured
05-15-15	9.000	2,990,000	(c,d)	3,199,300
Koppers, Inc.
12-01-19	7.875	1,040,000		1,115,400
LyondellBasell Industries Senior Secured
11-01-17	8.000	6,781,000	(d,e)	7,526,910
Nalco Co. Senior Notes
01-15-19	6.625	5,310,000	(d,e)	5,429,475
Polypore International, Inc. Senior Notes
11-15-17	7.500	3,000,000	(d)	3,060,000

Total				42,792,268

Construction Machinery (3.4%)
Case New Holland, Inc. Senior Notes
12-01-17	7.875	6,622,000	(d)	7,284,200
RSC Equipment Rental, Inc./Holdings III LLC Senior Secured
07-15-17	10.000	3,380,000	(d,e)	3,794,050
Terex Corp. Senior Unsecured
06-01-16	10.875	5,740,000		6,601,000
The Manitowoc Co., Inc.
11-01-13	7.125	535,000		539,681
02-15-18	9.500	5,435,000	(e)	5,951,325
11-01-20	8.500	1,550,000	(e)	1,646,875
United Rentals North America, Inc.
06-15-16	10.875	2,890,000		3,301,825
United Rentals North America, Inc. Senior Unsecured
12-15-19	9.250	7,730,000	(e)	8,599,625

Total				37,718,581

Consumer Cyclical Services (0.6%)
Brickman Group Holdings, Inc. Senior Notes
11-01-18	9.125	291,000	(d)	294,638
Garda World Security Corp. Senior Unsecured
03-15-17	9.750	2,637,000	(c,d,e)	2,834,775
West Corp. Senior Notes
01-15-19	7.875	3,615,000	(d,e)	3,673,743

Total				6,803,156

Consumer Products (2.3%)
ACCO Brands Corp. Senior Secured
03-15-15	10.625	825,000		928,125
Central Garden and Pet Co.
03-01-18	8.250	4,940,000		5,051,150
Jarden Corp.
05-01-16	8.000	3,297,000		3,589,609
Libbey Glass, Inc. Senior Secured
02-15-15	10.000	4,448,000	(d,e)	4,781,600
NBTY, Inc.
10-01-18	9.000	390,000	(d)	416,325
Scotts Miracle-Gro Co. Senior Notes
12-15-20	6.625	640,000	(d)	640,000
Sealy Mattress Co. Senior Secured
04-15-16	10.875	2,126,000	(d,e)	2,381,120
Spectrum Brands Holdings, Inc. Senior Secured
06-15-18	9.500	6,406,000	(d)	7,046,600

Total				24,834,529

Diversified Manufacturing (1.7%)
Amsted Industries, Inc. Senior Notes
03-15-18	8.125	3,474,000	(d)	3,686,783
CPM Holdings, Inc. Senior Secured
09-01-14	10.625	7,059,000	(d)	7,553,129
Pinafore LLC/Inc. Senior Secured
10-01-18	9.000	650,000	(d,e)	705,250

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  245

Portfolio of Investments (continued)  RiverSource VP — Income Opportunities Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Diversified Manufacturing (cont.)
SPX Corp.
09-01-17	6.875%	$3,741,000	(d)	$3,974,813
WireCo WorldGroup, Inc. Senior Unsecured
05-15-17	9.500	2,140,000	(d,e)	2,268,400

Total				18,188,375

Electric (3.8%)
Calpine Corp. Senior Secured
02-15-21	7.500	2,670,000	(d)	2,629,950
CMS Energy Corp. Senior Unsecured
02-15-18	5.050	2,980,000		2,953,925
Edison Mission Energy Senior Unsecured
05-15-17	7.000	4,022,000		3,187,435
Energy Future Holdings Corp. Senior Secured
01-15-20	10.000	3,545,000	(d)	3,647,000
Energy Future Intermediate Holding Co. LLC/Finance, Inc. Senior Secured
12-01-20	10.000	768,000		792,018
Ipalco Enterprises, Inc. Senior Secured
04-01-16	7.250	2,015,000	(d)	2,151,013
Midwest Generation LLC Pass-Through Certificates
01-02-16	8.560	11,974,008		12,093,748
NRG Energy, Inc.
01-15-17	7.375	13,422,000		13,824,659

Total				41,279,748

Entertainment (1.1%)
AMC Entertainment, Inc.
06-01-19	8.750	3,867,000	(e)	4,128,022
Cinemark USA, Inc.
06-15-19	8.625	2,039,000	(e)	2,207,218
Regal Cinemas Corp.
07-15-19	8.625	2,975,000		3,153,500
Speedway Motorsports, Inc.
06-01-16	8.750	2,800,000		3,024,000

Total				12,512,740

Environmental (0.1%)
Clean Harbors, Inc. Senior Secured
08-15-16	7.625	1,463,000		1,554,438

Food and Beverage (0.8%)
Cott Beverages, Inc.
11-15-17	8.375	1,205,000	(e)	1,301,400
09-01-18	8.125	1,347,000	(e)	1,451,393
Darling International, Inc.
12-15-18	8.500	650,000	(d)	677,625
Michael Foods, Inc. Senior Notes
07-15-18	9.750	2,460,000	(d)	2,669,099
Pinnacle Foods Finance LLC/Corp.
09-01-17	8.250	2,575,000		2,632,938

Total				8,732,455

Gaming (5.7%)
Boyd Gaming Corp. Senior Notes
12-01-18	9.125	7,094,000	(d,e)	7,058,530
Circus & Eldorado Joint Venture/Silver Legacy Capital Corp. 1st Mortgage
03-01-12	10.125	1,041,000		1,000,661
FireKeepers Development Authority Senior Secured
05-01-15	13.875	2,750,000	(d)	3,245,000
MGM Resorts International Senior Secured
05-15-14	10.375	750,000		841,875
11-15-17	11.125	3,430,000		3,944,500
03-15-20	9.000	6,820,000	(d,e)	7,467,899
Penn National Gaming, Inc. Senior Subordinated Notes
08-15-19	8.750	2,275,000	(e)	2,508,188
Pinnacle Entertainment, Inc.
08-01-17	8.625	813,000		886,170
05-15-20	8.750	5,827,000	(e)	6,030,945
Pokagon Gaming Authority Senior Notes
06-15-14	10.375	7,053,000	(d)	7,352,753
San Pasqual Casino
09-15-13	8.000	1,520,000	(d)	1,521,900
Seminole Indian Tribe of Florida
10-01-20	7.804	1,955,000	(d)	1,905,148
Seminole Indian Tribe of Florida Senior Secured
10-01-20	6.535	4,385,000	(d)	4,303,878
Seneca Gaming Corp.
12-01-18	8.250	2,533,000	(d)	2,539,333
Shingle Springs Tribal Gaming Authority Senior Notes
06-15-15	9.375	11,230,000	(d)	7,748,699
Tunica-Biloxi Gaming Authority Senior Unsecured
11-15-15	9.000	4,262,000	(d)	4,027,590

Total				62,383,069

Gas Distributors (0.7%)
Energy Transfer Equity LP
10-15-20	7.500	5,680,000		5,907,200
Niska Gas Storage U.S. LLC/Canada ULC
03-15-18	8.875	1,874,000	(d)	1,998,110

Total				7,905,310

Gas Pipelines (2.8%)
El Paso Corp.
01-15-32	7.750	7,400,000	(e)	7,361,009
Regency Energy Partners LP/Finance Corp.
06-01-16	9.375	4,205,000	(e)	4,614,988
12-01-18	6.875	1,560,000	(e)	1,581,450
Sonat, Inc. Senior Unsecured
02-01-18	7.000	2,600,000		2,724,587
Southern Star Central Corp. Senior Notes
03-01-16	6.750	7,827,000		7,905,269
03-01-16	6.750	6,490,000	(d)	6,530,563

Total				30,717,866

Health Care (4.6%)
American Renal Holdings Senior Secured
05-15-18	8.375	2,265,000	(d)	2,321,625
AMGH Merger Sub, Inc.
11-01-18	9.250	871,000	(d,e)	914,550
Apria Healthcare Group, Inc. Senior Secured
11-01-14	11.250	4,205,000		4,593,963
Biomet, Inc. Pay-in-kind
10-15-17	10.375	3,090,000	(h)	3,375,825
Capella Healthcare, Inc.
07-01-17	9.250	570,000	(d,e)	607,050
ConvaTec Healthcare E SA Senior Unsecured
12-15-18	10.500	2,585,000	(c,d,e)	2,620,544
Hanger Orthopedic Group, Inc.
11-15-18	7.125	2,321,000		2,315,198
HCA, Holdings Inc. Senior Unsecured
05-15-21	7.750	1,140,000	(d,e)	1,140,000
HCA, Inc. Senior Secured
02-15-20	7.875	3,700,000		3,959,000
09-15-20	7.250	12,005,000		12,545,224
Healthsouth Corp.
02-15-20	8.125	713,000	(e)	766,475
inVentiv Health, Inc.
08-15-18	10.000	4,583,000	(d)	4,640,287
LifePoint Hospitals, Inc.
10-01-20	6.625	1,251,000	(d)	1,241,618
Omnicare, Inc.
12-15-15	6.875	936,000		952,380
Tenet Healthcare Corp. Senior Secured
07-01-19	8.875	3,805,000	(e)	4,299,650
Vanguard Health Holding Co. II LLC/Inc.
02-01-18	8.000	1,700,000	(d,e)	1,742,500
02-01-18	8.000	2,432,000	(e)	2,492,800

Total				50,528,689

See accompanying Notes to Portfolio of Investments.

246  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Home Construction (0.6%)
K Hovnanian Enterprises, Inc. Senior Secured
10-15-16	10.625%	$3,621,000		$3,711,525
KB Home
09-15-17	9.100	2,155,000	(e)	2,284,300
William Lyon Homes, Inc.
02-15-14	7.500	570,000		427,500

Total				6,423,325

Independent Energy (8.8%)
Anadarko Petroleum Corp. Senior Unsecured
09-15-17	6.375	5,760,000	(e)	6,259,822
Berry Petroleum Co. Senior Unsecured
06-01-14	10.250	4,735,000		5,433,413
11-01-20	6.750	975,000		979,875
Brigham Exploration Co.
10-01-18	8.750	2,365,000	(d)	2,542,375
Carrizo Oil & Gas, Inc.
10-15-18	8.625	5,309,000	(d)	5,481,542
Chaparral Energy, Inc.
12-01-15	8.500	1,065,000	(e)	1,083,638
Chesapeake Energy Corp.
08-15-20	6.625	8,750,000		8,574,999
Comstock Resources, Inc.
10-15-17	8.375	3,291,000		3,303,341
Concho Resources, Inc.
10-01-17	8.625	5,144,000	(e)	5,606,959
Concho Resources, Inc. Senior Notes
01-15-21	7.000	2,520,000		2,583,000
Continental Resources, Inc.
10-01-20	7.375	1,008,000		1,068,480
04-01-21	7.125	2,318,000	(d)	2,433,900
Denbury Resources, Inc.
12-15-15	7.500	567,000		585,428
03-01-16	9.750	3,000,000	(e)	3,345,000
02-15-20	8.250	493,000		534,905
EXCO Resources, Inc.
09-15-18	7.500	5,225,000		5,107,438
Forest Oil Corp.
06-15-19	7.250	2,505,000	(e)	2,542,575
Hilcorp Energy I LP/Finance Co. Senior Unsecured
11-01-15	7.750	6,376,000	(d,e)	6,583,219
Petrohawk Energy Corp.
08-01-14	10.500	3,630,000		4,138,200
06-01-15	7.875	2,200,000	(e)	2,290,750
08-15-18	7.250	2,320,000		2,343,200
QEP Resources, Inc. Senior Unsecured
03-01-21	6.875	3,420,000		3,591,000
Quicksilver Resources, Inc.
08-01-15	8.250	5,237,000		5,433,388
08-15-19	9.125	2,540,000	(e)	2,787,650
Range Resources Corp.
03-15-15	6.375	700,000		714,000
05-01-18	7.250	1,165,000	(e)	1,229,075
05-15-19	8.000	2,632,000		2,865,590
08-01-20	6.750	2,920,000	(e)	3,011,250
SandRidge Energy, Inc. Pay-in-kind
04-01-15	8.625	2,969,000	(e,h)	3,039,514
Southwestern Energy Co. Senior Notes
02-01-18	7.500	2,035,000	(e)	2,294,463

Total				97,787,989

Life Insurance (0.8%)
ING Groep NV
12-29-49	5.775	10,353,000	(c,f)	8,903,580

Lodging (0.7%)
Starwood Hotels & Resorts Worldwide, Inc. Senior Unsecured
12-01-19	7.150	1,254,000	(e)	1,373,130
Wyndham Worldwide Corp. Senior Unsecured
12-01-16	6.000	3,340,000	(e)	3,495,093
02-01-18	5.750	553,000		562,310
03-01-20	7.375	2,500,000		2,743,750

Total				8,174,283

Media Cable (3.9%)
Bresnan Broadband Holdings LLC
12-15-18	8.000	140,000	(d,e)	144,200
Cablevision Systems Corp. Senior Unsecured
09-15-17	8.625	3,190,000		3,473,113
CCO Holdings LLC/Capital Corp.
04-30-20	8.125	8,873,000	(e)	9,383,197
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured
11-15-17	8.625	4,106,000	(d,e)	4,290,770
CSC Holdings LLC Senior Unsecured
02-15-19	8.625	1,280,000	(e)	1,446,400
DISH DBS Corp.
02-01-16	7.125	7,355,000		7,594,037
09-01-19	7.875	2,058,000		2,150,610
Insight Communications Co., Inc. Senior Notes
07-15-18	9.375	2,100,000	(d)	2,247,000
Videotron Ltee
04-15-18	9.125	6,495,000	(c)	7,241,925
Virgin Media Secured Finance PLC Senior Secured
01-15-18	6.500	4,347,000	(c)	4,575,218

Total				42,546,470

Media Non-Cable (7.0%)
Belo Corp. Senior Unsecured
11-15-16	8.000	7,468,000		8,046,770
Clear Channel Worldwide Holdings, Inc.
12-15-17	9.250	7,257,000		7,946,415
Entravision Communications Corp. Senior Secured
08-01-17	8.750	5,890,000	(d,e)	6,199,225
Intelsat Jackson Holdings SA Senior Unsecured
10-15-20	7.250	2,430,000	(c,d,e)	2,454,300
Intelsat Subsidiary Holding Co. SA
01-15-15	8.875	2,310,000	(c,d)	2,373,525
Nielsen Finance LLC/Co.
10-15-18	7.750	8,360,000	(d,e)	8,652,600
Salem Communications Corp. Senior Secured
12-15-16	9.625	7,799,000	(e)	8,266,940
Sinclair Television Group, Inc. Secured
11-01-17	9.250	8,861,000	(d,e)	9,636,337
Sirius XM Radio, Inc.
04-01-15	8.750	4,735,000	(d,e)	5,113,800
The Interpublic Group of Companies, Inc. Senior Unsecured
07-15-17	10.000	6,664,000		7,796,880
Univision Communications, Inc. Senior Secured
11-01-20	7.875	5,055,000	(d,e)	5,307,750
XM Satellite Radio, Inc.
11-01-18	7.625	4,773,000	(d)	4,928,123

Total				76,722,665

Metals (3.9%)
Arch Coal, Inc.
08-01-16	8.750	3,234,000		3,525,060
10-01-20	7.250	329,000		345,861
Compass Minerals International, Inc.
06-01-19	8.000	1,610,000		1,758,925
Consol Energy, Inc.
04-01-17	8.000	6,532,000	(d)	6,972,909
04-01-20	8.250	4,490,000	(d)	4,849,200
FMG Resources August 2006 Pty Ltd. Senior Notes
11-01-15	7.000	5,382,000	(c,d,e)	5,538,261
02-01-16	6.375	2,600,000	(c,d,e)	2,600,000
Novelis, Inc.
12-15-17	8.375	3,790,000	(c,d,e)	3,922,650
12-15-20	8.750	3,785,000	(c,d)	3,926,938
Rain CII Carbon LLC/Corp. Senior Secured
12-01-18	8.000	3,185,000	(d,e)	3,336,288
United States Steel Corp. Senior Unsecured
02-01-18	7.000	2,275,000		2,309,125
04-01-20	7.375	3,359,000	(e)	3,409,385

Total				42,494,602

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  247

Portfolio of Investments (continued)  RiverSource VP — Income Opportunities Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Non-Captive Consumer (0.3%)
American General Finance Corp. Senior Unsecured
12-15-17	6.900%	$4,372,000		$3,519,460

Non-Captive Diversified (5.5%)
Ally Financial, Inc.
12-01-17	6.250	3,735,000	(d,e)	3,735,000
03-15-20	8.000	16,074,000	(e)	17,560,845
09-15-20	7.500	2,945,000	(d,e)	3,121,700
CIT Group, Inc. Senior Secured
05-01-17	7.000	19,740,000	(e)	19,789,350
Ford Motor Credit Co. LLC Senior Unsecured
10-01-14	8.700	3,690,000		4,155,519
04-15-15	7.000	1,423,000		1,529,173
International Lease Finance Corp. Senior Unsecured
03-15-17	8.750	3,140,000	(d)	3,367,650
09-01-17	8.875	3,905,000	(e)	4,197,875
12-15-20	8.250	2,615,000		2,693,450

Total				60,150,562

Oil Field Services (1.9%)
Expro Finance Luxembourg SCA Senior Secured
12-15-16	8.500	474,000	(c,d,e)	455,318
Frac Tech Services LLC/Finance, Inc.
11-15-18	7.125	2,565,000	(d,e)	2,603,475
Key Energy Services, Inc.
12-01-14	8.375	3,799,000	(e)	4,007,945
McJunkin Red Man Corp. Senior Secured
12-15-16	9.500	3,535,000	(d,e)	3,331,738
Offshore Group Investments Ltd. Senior Secured
08-01-15	11.500	6,515,000	(c,d)	6,974,355
Precision Drilling Corp.
11-15-20	6.625	895,000	(c,d,e)	910,663
Trinidad Drilling Ltd. Senior Unsecured
01-15-19	7.875	2,233,000	(c,d)	2,290,011

Total				20,573,505

Other Financial Institutions (0.3%)
Cardtronics, Inc.
09-01-18	8.250	3,000,000		3,135,000

Other Industry (1.5%)
Aquilex Holdings LLC/Finance Corp.
12-15-16	11.125	5,992,000		6,066,900
Chart Industries, Inc.
10-15-15	9.125	8,195,000		8,440,850
Interline Brands, Inc.
11-15-18	7.000	1,439,000	(d,e)	1,460,585

Total				15,968,335

Packaging (2.8%)
Ardagh Packaging Finance PLC
10-15-20	9.125	2,160,000	(c,d,e)	2,246,400
Ardagh Packaging Finance PLC Senior Secured
10-15-17	7.375	990,000	(c,d,e)	1,020,938
Ball Corp.
09-01-19	7.375	1,435,000		1,542,625
09-15-20	6.750	1,500,000	(e)	1,575,000
Greif, Inc. Senior Unsecured
02-01-17	6.750	5,135,000		5,366,074
08-01-19	7.750	905,000	(e)	990,975
Reynolds Group Issuer, Inc./LLC
04-15-19	9.000	3,255,000	(d,e)	3,372,994
Reynolds Group Issuer, Inc./LLC Senior Secured
10-15-16	7.750	6,762,000	(d)	7,125,457
04-15-19	7.125	2,415,000	(d)	2,457,263
Sealed Air Corp. Senior Notes
06-15-17	7.875	4,097,000		4,505,463

Total				30,203,189

Paper (1.2%)
Cascades, Inc.
12-15-17	7.750	5,255,000	(c)	5,478,337
Georgia-Pacific LLC
11-01-20	5.400	3,540,000	(d)	3,499,924
Graphic Packaging International, Inc.
06-15-17	9.500	3,080,000	(e)	3,361,050
10-01-18	7.875	715,000	(e)	748,963

Total				13,088,274

Pharmaceuticals (1.2%)
Mylan, Inc.
11-15-18	6.000	2,940,000	(d,e)	2,888,550
Patheon, Inc. Senior Secured
04-15-17	8.625	2,998,000	(c,d)	2,990,505
Valeant Pharmaceuticals International
10-01-17	6.750	1,310,000	(d,e)	1,303,450
10-01-20	7.000	1,745,000	(d)	1,723,188
Warner Chilcott Co. LLC/Finance
09-15-18	7.750	4,126,000	(c,d)	4,167,260

Total				13,072,953

Railroads (0.3%)
Kansas City Southern Railway
06-01-15	8.000	2,600,000	(e)	2,814,500

Retailers (2.7%)
Giraffe Acquisition Corp. Senior Unsecured
12-01-18	9.125	4,750,000	(d,e)	4,951,875
HSN, Inc.
08-01-16	11.250	2,110,000		2,408,038
Limited Brands, Inc.
05-01-20	7.000	2,770,000	(e)	2,922,350
QVC, Inc. Senior Secured
04-15-17	7.125	2,900,000	(d,e)	3,030,500
10-01-19	7.500	3,880,000	(d,e)	4,093,400
Rite Aid Corp. Senior Secured
08-15-20	8.000	1,210,000	(e)	1,259,913
Toys R Us Property Co. I LLC
07-15-17	10.750	6,043,000	(e)	6,889,019
Toys R Us Property Co. II LLC Senior Secured
12-01-17	8.500	3,896,000		4,188,200

Total				29,743,295

Technology (2.7%)
Amkor Technology, Inc. Senior Unsecured
05-01-18	7.375	930,000	(e)	967,200
Brocade Communications Systems, Inc. Senior Secured
01-15-18	6.625	5,774,000		6,077,134
01-15-20	6.875	788,000	(e)	839,220
First Data Corp.
09-24-15	9.875	79,000	(e)	75,248
First Data Corp. Pay-in-kind
09-24-15	10.550	147,000	(h)	139,283
First Data Corp. Senior Notes
01-15-21	12.625	2,214,000	(d,e)	2,114,370
First Data Corp. Senior Secured
08-15-20	8.875	3,905,000	(d,e)	4,119,775
01-15-21	8.250	1,004,000	(d)	963,840
Freescale Semiconductor, Inc. Senior Secured
04-15-18	9.250	2,045,000	(d)	2,249,500
Interactive Data Corp.
08-01-18	10.250	4,665,000	(d,e)	5,108,175
SunGard Data Systems, Inc. Senior Unsecured
11-15-18	7.375	5,455,000	(d)	5,482,275
Trans Union LLC/Financing Corp.
06-15-18	11.375	1,590,000	(d)	1,812,600

Total				29,948,620

Transportation Services (1.1%)
Avis Budget Car Rental LLC/Finance, Inc.
03-15-18	9.625	1,497,000	(e)	1,613,018
01-15-19	8.250	2,750,000	(d,e)	2,770,625
The Hertz Corp.
10-15-18	7.500	3,060,000	(d,e)	3,190,050
01-15-21	7.375	4,050,000	(d,e)	4,131,000

Total				11,704,693

See accompanying Notes to Portfolio of Investments.

248  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Wireless (6.1%)
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured
05-01-17	7.750%	$8,325,000	(d)	$9,095,062
Clearwire Communications LLC/Finance, Inc. Senior Secured
12-01-15	12.000	4,362,000	(d)	4,710,960
Cricket Communications, Inc. Senior Secured
05-15-16	7.750	3,865,000	(e)	4,009,938
Crown Castle International Corp. Senior Unsecured
11-01-19	7.125	4,000,000		4,230,000
MetroPCS Wireless, Inc.
09-01-18	7.875	5,110,000		5,288,850
11-15-20	6.625	3,060,000		2,914,650
Nextel Communications, Inc.
08-01-15	7.375	7,228,000	(e)	7,237,035
SBA Telecommunications, Inc.
08-15-16	8.000	2,100,000		2,273,250
08-15-19	8.250	2,387,000		2,607,798
Sprint Capital Corp.
01-30-11	7.625	31,000	(e)	31,076
05-01-19	6.900	1,279,000	(e)	1,263,013
11-15-28	6.875	4,095,000	(e)	3,583,125
Sprint Nextel Corp. Senior Unsecured
08-15-17	8.375	9,656,000	(e)	10,356,059
Wind Acquisition Finance SA Escrow
07-15-17	0.000	5,470,000	(c,j,k,m)	—
Wind Acquisition Finance SA Secured
07-15-17	11.750	5,470,000	(c,d,e)	6,167,425
Wind Acquisition Finance SA Senior Secured
02-15-18	7.250	3,380,000	(c,d,e)	3,430,700

Total				67,198,941

Wirelines (3.8%)
Cincinnati Bell, Inc.
10-15-17	8.250	4,900,000	(e)	4,851,000
10-15-20	8.375	1,697,000		1,629,120
Frontier Communications Corp. Senior Unsecured
04-15-15	7.875	1,162,000	(e)	1,269,485
10-01-18	8.125	20,000		21,950
04-15-20	8.500	2,414,000	(e)	2,637,295
Integra Telecom Holdings, Inc. Senior Secured
04-15-16	10.750	2,604,000	(d)	2,682,120
ITC Deltacom, Inc. Senior Secured
04-01-16	10.500	2,969,000		3,228,788
Level 3 Financing, Inc.
11-01-14	9.250	8,225,000		8,163,312
02-15-17	8.750	757,000		696,440
PAETEC Holding Corp. Senior Secured
06-30-17	8.875	4,865,000		5,193,388
Windstream Corp.
08-01-16	8.625	380,000		399,950
11-01-17	7.875	7,134,000		7,499,617
10-15-20	7.750	2,730,000	(e)	2,811,900

Total				41,084,365

Total Bonds
(Cost: $967,998,148)		$1,022,464,569

Common Stocks (1.4%)
Issuer	Shares		Value(a)

Chemicals
Chemtura Corp.	927,359	(b)	$14,819,197

Total Common Stocks
(Cost: $7,795,960)			$14,819,197

Senior Loans (0.7%)(i)
	Coupon	Principal
Borrower	rate	amount		Value(a)

Building Materials (0.1%)
Goodman Global, Inc. 1st Lien Term Loan
10-28-16	5.750%	$725,000		$727,834
Goodman Global, Inc. 2nd Lien Term Loan
10-30-17	9.000	280,000		288,168

Total				1,016,002

Consumer Cyclical Services (0.1%)
Brickman Group Holdings, Inc. Tranche B Term Loan
10-14-16	7.250	1,320,000		1,334,850

Consumer Products (0.4%)
Visant Corp. Tranche B Term Loan
12-22-16	7.000	4,089,750		4,134,737

Gaming (0.1%)
Great Lakes Gaming of Michigan LLC Development Term Loan
08-15-12	9.000	534,252	(j,k)	528,162
Great Lakes Gaming of Michigan LLC Non-Gaming Land Acquisition Letter of Credit
08-15-12	9.000	197,626	(j,k)	195,373
Great Lakes Gaming of Michigan LLC Transition Term Loan
08-15-12	9.000	138,378	(j,k)	136,800

Total				860,335

Total Senior Loans
(Cost: $7,219,330)		$7,345,924

Money Market Fund (2.6%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	28,932,238	(g)	$28,932,238

Total Money Market Fund
(Cost: $28,932,238)			$28,932,238

Investments of Cash Collateral Received
for Securities on Loan (21.8%)
		Amount
	Effective	payable at
Issuer	yield	maturity	Value(a)

Asset-Backed Commercial Paper (2.6%)
Ebbets Funding LLC
01-10-11	0.500%	$4,997,847	$4,997,847
Rheingold Securitization
01-10-11	0.430	6,997,408	6,997,408
Royal Park Investments Funding Corp.
03-08-11	0.410	9,990,433	9,990,433
Starbird Funding Corp.
01-03-11	0.150	6,999,913	6,999,913

Total			28,985,601

Certificates of Deposit (11.1%)
Bank of Nova Scotia
05-12-11	0.280	10,000,000	10,000,000
Barclays Bank PLC
03-15-11	0.440	10,000,000	10,000,000
Canadian Imperial Bank
04-07-11	0.300	5,000,000	5,000,000
Credit Agricole
04-21-11	0.400	6,000,148	6,000,148
Credit Industrial et Commercial
02-22-11	0.395	7,000,000	7,000,000
Credit Suisse
04-15-11	0.300	5,000,000	5,000,000
Development Bank of Singapore Ltd.
02-09-11	0.300	5,000,000	5,000,000
DZ Bank AG
02-10-11	0.400	5,000,000	5,000,000
KBC Bank NV
01-24-11	0.450	7,000,000	7,000,000
National Australia Bank Ltd.
03-17-11	0.311	5,000,000	5,000,000
National Bank of Canada
03-21-11	0.400	6,000,000	6,000,000
Natixis
03-07-11	0.440	7,000,000	7,000,000
Norinchukin Bank
01-25-11	0.330	4,000,000	4,000,000
Pohjola Bank PLC
03-16-11	0.660	5,000,000	5,000,000
Rabobank Group
04-27-11	0.311	6,500,000	6,500,000
Societe Generale
02-01-11	0.315	5,000,000	5,000,000
Sumitomo Trust & Banking Co., Ltd.
04-21-11	0.510	5,000,000	5,000,000

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  249

Portfolio of Investments (continued)  RiverSource VP — Income Opportunities Fund

Investments of Cash Collateral Received
for Securities on Loan (continued)
		Amount
	Effective	payable at
Issuer	yield	maturity	Value(a)

Certificates of Deposit (cont.)
Union Bank of Switzerland
04-18-11	0.341%	$5,000,000	$5,000,000
United Overseas Bank Ltd.
01-18-11	0.330	4,000,000	4,000,000
Westpac Banking Corp.
05-09-11	0.290	8,000,000	8,000,000

Total			120,500,148

Commercial Paper (2.0%)
ASB Finance Limited
05-03-11	0.391	4,990,575	4,990,575
General Electric Capital Corp.
01-03-11	0.150	6,999,913	6,999,913
Suncorp Metway Ltd.
01-10-11	0.400	9,996,333	9,996,333

Total			21,986,821

Investments of Cash Collateral Received
for Securities on Loan (continued)
	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements (6.1%)(l)
Barclays Capital, Inc. dated 03-22-10, matures 01-31-11, repurchase price
$10,003,444	0.400%	$10,000,000	$10,000,000
Barclays Capital, Inc. dated 10-13-10, matures 01-31-11, repurchase price
$10,002,583	0.300	10,000,000	10,000,000
Cantor Fitzgerald & Co. dated 12-31-10, matures 01-03-11, repurchase price
$15,000,500	0.400	15,000,000	15,000,000
Deutsche Bank AG dated 12-31-10, matures 01-03-11, repurchase price
$3,994,822	0.280	3,994,729	3,994,729
Merrill Lynch Pierce Fenner & Smith, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$5,000,104	0.250	5,000,000	5,000,000
Mizuho Securities USA, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$5,000,208	0.500	5,000,000	5,000,000
Morgan Stanley dated 01-21-10, matures 01-14-11, repurchase price
$4,000,544	0.350	4,000,000	4,000,000
Nomura Securities dated 12-31-10, matures 01-03-11, repurchase price
$4,000,167	0.500	4,000,000	4,000,000
Pershing LLC dated 12-31-10, matures 01-03-11, repurchase price
$10,000,375	0.450	10,000,000	10,000,000

Total			66,994,729

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $238,467,299)			$238,467,299

Total Investments in Securities
(Cost: $1,250,412,975)(n)			$1,312,029,227

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 7.88% of net assets.

(d)	Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2010, the value of these securities amounted to $396,326,813 or 36.20% of net assets.

(e)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(f)	Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2010.

(g)	Affiliated Money Market Fund – See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(h)	Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(i)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

250  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(j)	Identifies issues considered to be illiquid as to their marketability (see Note 2 to the financial statements). The aggregate value of such securities at Dec. 31, 2010 was $860,335, representing 0.08% of net assets. Information concerning such security holdings at Dec. 31, 2010 was as follows:

	Acquisition
Security	dates	Cost
Great Lakes Gaming of Michigan LLC Development Term Loan 9.00% 2012	03-02-07 thru 09-15-07	$530,910
Great Lakes Gaming of Michigan LLC Non-Gaming Land Acquisition Letter of Credit 9.00% 2012	03-02-07 thru 09-15-07	196,390
Great Lakes Gaming of Michigan LLC Transition Term Loan 9.00% 2012	03-02-07 thru 09-15-07	137,512
Wind Acquisition Finance SA Escrow	11-15-10	—

(k)	Security valued by management at fair value according to procedures approved, in good faith, by the Board.

(l)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.400%)
Security description	Value(a)
BCRR Trust	$470,613
Bear Stearns Commercial Mortgage Securities	1,746,607
Citigroup Commercial Mortgage Trust	660,608
Granite Master Issuer PLC	2,614,083
GS Mortgage Securities Corp II	603,684
JP Morgan Chase Commercial Mortgage Securities Corp	488,883
Merrill Lynch Mortgage Trust	163,587
Morgan Stanley Dean Witter Capital I	1,070,602
Paragon Mortgages PLC	1,620,848
Permanent Master Issuer PLC	530,574
Wachovia Bank Commercial Mortgage Trust	529,911

Total market value of collateral securities	$10,500,000

Barclays Capital, Inc. (0.300%)
Security description	Value(a)
Arabella Ltd	$50,397
Archer Daniels	518,468
ASB Finance Ltd	614,243
Banco Bilbao Vizcaya	1,658,123
Banco Bilbao Vizcaya Argentaria/New York NY	24,519
BP Capital Markets	308,146
BPCE	221,541
Central American Bank	1,920
Commonwealth Bank of Australia	311,935
Credit Agricole NA	512
Danske Corp	767,411
Electricite De France	1,270,764
European Investment Bank	1,709,846
Gdz Suez	263,954
Golden Funding Corp	18,171
Ing (US) Funding LLC	80
Natexis Banques	197,337
Nationwide Building	1,230,262
Natixis NY	96,000
Natixis US Finance Co	1,600

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  251

Portfolio of Investments (continued)  RiverSource VP — Income Opportunities Fund

Notes to Portfolio of Investments (continued)

Barclays Capital, Inc. (0.300%) (continued)
Security description	Value(a)
Prudential PLC	$371,140
Silver Tower US Fund	4,800
Skandin Ens Banken	48,037
Societe Gen No Amer	799,593
Societe Generale NY	10,400
UBS Ag Stamford	801

Total market value of collateral securities	$10,500,000

Cantor Fitzgerald & Co. (0.400%)
Security description	Value(a)
Fannie Mae Interest Strip	$480,466
Fannie Mae Pool	1,312,181
Fannie Mae Principal Strip	15,692
Fannie Mae REMICS	879,595
Federal Farm Credit Bank	818,055
Federal Home Loan Banks	1,465,612
Federal Home Loan Mortgage Corp	109,959
Federal National Mortgage Association	1,270,788
FHLMC Structured Pass Through Securities	520,196
Freddie Mac Non Gold Pool	1,259,578
Freddie Mac Reference REMIC	8,477
Freddie Mac REMICS	773,089
Freddie Mac Strips	227,977
Ginnie Mae I Pool	147,353
Ginnie Mae II Pool	816,812
Government National Mortgage Association	328,635
United States Treasury Inflation Indexed Bonds	45,171
United States Treasury Note/Bond	3,589,574
United States Treasury Strip Coupon	1,072,908
United States Treasury Strip Principal	157,882

Total market value of collateral securities	$15,300,000

Deutsche Bank AG (0.280%)
Security description	Value(a)
Freddie Mac REMICS	$2,126,848
Ginnie Mae I Pool	1,947,776

Total market value of collateral securities	$4,074,624

Merrill Lynch Pierce Fenner & Smith, Inc. (0.250%)
Security description	Value(a)
Federal Home Loan Banks	$462,827
Federal Home Loan Mortgage Corp	269,471
Federal National Mortgage Association	299,919
Government National Mortgage Association	4,067,797

Total market value of collateral securities	$5,100,014

252  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Mizuho Securities USA, Inc. (0.500%)
Security description	Value(a)
Fannie Mae Grantor Trust	$2,469
Fannie Mae Pool	2,074,775
Fannie Mae REMICS	214,119
Fannie Mae Whole Loan	5,817
Federal Farm Credit Bank	3,332
Federal Home Loan Banks	86,452
Federal Home Loan Mortgage Corp	13,315
FHLMC Structured Pass Through Securities	12,611
Freddie Mac Gold Pool	1,087,172
Freddie Mac Non Gold Pool	128,998
Freddie Mac REMICS	239,699
Ginnie Mae II Pool	175,519
Government National Mortgage Association	325,572
United States Treasury Note/Bond	730,150

Total market value of collateral securities	$5,100,000

Morgan Stanley (0.350%)
Security description	Value(a)
Argento Variable Fund	$246,047
Federal Home Loan Banks	2,040,014
Ginnie Mae I Pool	1,576,973
Landesbank	230,599

Total market value of collateral securities	$4,093,633

Nomura Securities (0.500%)
Security description	Value(a)
Fannie Mae Pool	$1,826,732
Freddie Mac Gold Pool	2,253,268

Total market value of collateral securities	$4,080,000

Pershing LLC (0.450%)
Security description	Value(a)
Fannie Mae Pool	$5,193,059
Fannie Mae REMICS	1,170,920
Freddie Mac Gold Pool	444,184
Freddie Mac REMICS	1,545,473
Ginnie Mae I Pool	395,584
Government National Mortgage Association	1,450,780

Total market value of collateral securities	$10,200,000

(m)	Negligible market value.

(n)	At Dec. 31, 2010, the cost of securities for federal income tax purposes was $1,251,140,436 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$62,385,889
Unrealized depreciation	(1,497,098)

Net unrealized appreciation	$60,888,791

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  253

Portfolio of Investments (continued)  RiverSource VP — Income Opportunities Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Bonds
Corporate Debt Securities	$—	$1,022,464,569	$—	$1,022,464,569

Total Bonds	—	1,022,464,569	—	1,022,464,569

Equity Securities
Common Stocks	14,819,197	—	—	14,819,197

Total Equity Securities	14,819,197	—	—	14,819,197

Other
Senior Loans
Gaming	—	—	860,335	860,335
All Other Industries	—	6,485,589	—	6,485,589
Affiliated Money Market Fund(c)	28,932,238	—	—	28,932,238
Investments of Cash Collateral Received for Securities on Loan	—	238,467,299	—	238,467,299

Total Other	28,932,238	244,952,888	860,335	274,745,461

Total	$43,751,435	$1,267,417,457	$860,335	1,312,029,227

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

254  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Senior Loans
Balance as of Dec. 31, 2009	$1,242,498
Accrued discounts/premiums	4,206
Realized gain (loss)	3,610
Change in unrealized appreciation (depreciation)*	73,061
Sales	(463,040)
Purchases	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of Dec. 31, 2010	$860,335

*	Change in unrealized appreciation (depreciation) relating to securities held at Dec. 31, 2010 was $73,061.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  255

Portfolio of Investments

RiverSource VP – Mid Cap Growth Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (97.1%)
Issuer	Shares		Value(a)

Air Freight & Logistics (0.7%)
Expeditors International of Washington, Inc.	53,156		$2,902,318

Airlines (2.3%)
Delta Air Lines, Inc.	562,583	(b,d)	7,088,546
U.S. Airways Group, Inc.	246,734	(b,d)	2,469,807

Total			9,558,353

Auto Components (0.2%)
Gentex Corp.	29,891		883,578

Automobiles (0.5%)
Tesla Motors, Inc.	70,840	(b,d)	1,886,469

Biotechnology (1.5%)
Alexion Pharmaceuticals, Inc.	45,548	(b)	3,668,891
BioMarin Pharmaceutical, Inc.	98,092	(b,d)	2,641,618

Total			6,310,509

Capital Markets (3.1%)
Affiliated Managers Group, Inc.	24,044	(b)	2,385,646
Blackstone Group LP	128,247		1,814,695
E*Trade Financial Corp.	131,829	(b)	2,109,264
Fortress Investment Group LLC, Class A	632,067	(b)	3,602,782
Stifel Financial Corp.	14,789	(b)	917,510
T Rowe Price Group, Inc.	25,899	(d)	1,671,521

Total			12,501,418

Chemicals (1.9%)
Ecolab, Inc.	64,129	(d)	3,233,384
Huntsman Corp.	155,312		2,424,420
Intrepid Potash, Inc.	55,479	(b,d)	2,068,812

Total			7,726,616

Commercial Banks (0.3%)
Comerica, Inc.	25,931	(d)	1,095,325

Commercial Services & Supplies (0.3%)
Iron Mountain, Inc.	43,375		1,084,809

Communications Equipment (11.0%)
Alcatel-Lucent, ADR	1,398,734	(b,c)	4,140,253
BigBand Networks, Inc.	1,136,330	(b,d)	3,181,724
Brocade Communications Systems, Inc.	1,154,377	(b)	6,106,654
Ciena Corp.	596,577	(b,d)	12,557,947
F5 Networks, Inc.	14,984	(b)	1,950,317
Finisar Corp.	146,647	(b)	4,353,949
Infinera Corp.	553,959	(b,d)	5,722,396
InterDigital, Inc.	13,052	(b,d)	543,485
JDS Uniphase Corp.	242,157	(b)	3,506,433
Juniper Networks, Inc.	28,538	(b,d)	1,053,623
ORBCOMM, Inc.	644,102	(b,d)	1,668,224

Total			44,785,005

Computers & Peripherals (0.6%)
STEC, Inc.	93,953	(b,d)	1,658,271
Synaptics, Inc.	33,619	(b,d)	987,726

Total			2,645,997

Construction & Engineering (0.5%)
Fluor Corp.	11,797		781,669
The Shaw Group, Inc.	40,129	(b)	1,373,616

Total			2,155,285

Construction Materials (1.2%)
Martin Marietta Materials, Inc.	29,876	(d)	2,755,763
Vulcan Materials Co.	51,676	(d)	2,292,347

Total			5,048,110

Diversified Consumer Services (0.2%)
Coinstar, Inc.	14,530	(b)	820,073

Diversified Financial Services (0.7%)
IntercontinentalExchange, Inc.	23,745	(b)	2,829,217

Electrical Equipment (0.7%)
American Superconductor Corp.	74,826	(b,d)	2,139,275
Real Goods Solar, Inc., Class A	343,578	(b)	858,945

Total			2,998,220

Electronic Equipment, Instruments & Components (1.0%)
Power-One, Inc.	393,889	(b,d)	4,017,668

Energy Equipment & Services (2.6%)
Cameron International Corp.	28,101	(b)	1,425,564
Ensco PLC, ADR	57,566	(c,d)	3,072,873
Hercules Offshore, Inc.	429,735	(b,d)	1,486,883
Oceaneering International, Inc.	16,111	(b)	1,186,253
Weatherford International Ltd.	150,991	(b,c)	3,442,595

Total			10,614,168

Food & Staples Retailing (0.3%)
BJ’s Wholesale Club, Inc.	23,956	(b)	1,147,492

Food Products (0.2%)
Tyson Foods, Inc., Class A	58,836		1,013,156

Health Care Equipment & Supplies (4.1%)
CR Bard, Inc.	18,344	(d)	1,683,429
Edwards Lifesciences Corp.	14,405	(b)	1,164,500
Gen-Probe, Inc.	76,339	(b)	4,454,381
Haemonetics Corp.	81,540	(b,d)	5,151,697
Hologic, Inc.	113,478	(b)	2,135,656
Masimo Corp.	67,983	(d)	1,976,266

Total			16,565,929

Health Care Providers & Services (1.6%)
Mednax, Inc.	35,784	(b,d)	2,407,905
Select Medical Holdings Corp.	305,313	(b,d)	2,231,838
WellCare Health Plans, Inc.	68,453	(b,d)	2,068,650

Total			6,708,393

Health Care Technology (0.6%)
Cerner Corp.	8,657	(b,d)	820,164
Emdeon, Inc., Class A	126,370	(b,d)	1,711,050

Total			2,531,214

Hotels, Restaurants & Leisure (3.7%)
China Lodging Group Ltd., ADR	56,761	(b,c,d)	1,236,822
Ctrip.com International Ltd., ADR	22,843	(b,c)	923,999
Gaylord Entertainment Co.	33,561	(b,d)	1,206,182
Marriott International, Inc., Class A	40,748	(d)	1,692,672
MGM Resorts International	211,360	(b,d)	3,138,697
Panera Bread Co., Class A	18,396	(b)	1,861,859
Scientific Games Corp., Class A	277,190	(b,d)	2,760,813
Starwood Hotels & Resorts Worldwide, Inc.	38,853	(d)	2,361,485

Total			15,182,529

Household Durables (0.6%)
Harman International Industries, Inc.	21,172	(b)	980,264
KB Home	122,034	(d)	1,646,238

Total			2,626,502

Household Products (0.2%)
Clorox Co.	10,470		662,542

Insurance (1.5%)
Hartford Financial Services Group, Inc.	79,249		2,099,306
Principal Financial Group, Inc.	118,478	(d)	3,857,644

Total			5,956,950

Internet & Catalog Retail (0.5%)
priceline.com, Inc.	5,382	(b)	2,150,378

See accompanying Notes to Portfolio of Investments.

256  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Mid Cap Growth Fund

Common Stocks (continued)
Issuer	Shares		Value(a)

Internet Software & Services (1.9%)
Akamai Technologies, Inc.	32,043	(b)	$1,507,623
GSI Commerce, Inc.	81,463	(b,d)	1,889,942
Limelight Networks, Inc.	589,249	(b,d)	3,423,537
OpenTable, Inc.	13,607	(b,d)	959,021

Total			7,780,123

IT Services (0.4%)
Alliance Data Systems Corp.	14,589	(b,d)	1,036,257
Teradata Corp.	19,174	(b)	789,202

Total			1,825,459

Leisure Equipment & Products (0.4%)
Leapfrog Enterprises, Inc.	265,747	(b)	1,474,896

Life Sciences Tools & Services (1.0%)
Illumina, Inc.	44,968	(b,d)	2,848,273
Life Technologies Corp.	23,674	(b)	1,313,907

Total			4,162,180

Machinery (1.7%)
Flowserve Corp.	11,847		1,412,399
Joy Global, Inc.	32,325		2,804,194
Kennametal, Inc.	73,359		2,894,746

Total			7,111,339

Marine (3.8%)
Diana Shipping, Inc.	184,267	(b,c)	2,214,889
DryShips, Inc.	1,961,192	(b,c)	10,786,556
Genco Shipping & Trading Ltd.	180,954	(b)	2,605,738

Total			15,607,183

Media (0.5%)
Sirius XM Radio, Inc.	1,311,321	(b,d)	2,150,566

Metals & Mining (4.2%)
AK Steel Holding Corp.	135,811		2,223,226
Alcoa, Inc.	212,228	(d)	3,266,189
Cliffs Natural Resources, Inc.	22,796	(d)	1,778,316
Freeport-McMoRan Copper & Gold, Inc.	6,869		824,898
Kinross Gold Corp.	109,941	(c)	2,084,481
Steel Dynamics, Inc.	72,090	(d)	1,319,247
United States Steel Corp.	74,999	(d)	4,381,442
Yamana Gold, Inc.	94,386	(c)	1,208,141

Total			17,085,940

Multiline Retail (1.0%)
Nordstrom, Inc.	55,537		2,353,658
Saks, Inc.	173,189	(b,d)	1,853,122

Total			4,206,780

Oil, Gas & Consumable Fuels (8.1%)
Alpha Natural Resources, Inc.	38,225	(b)	2,294,647
Arch Coal, Inc.	55,475		1,944,954
Clean Energy Fuels Corp.	309,038	(b,d)	4,277,086
Consol Energy, Inc.	71,604		3,489,979
Crude Carriers Corp.	263,421	(c)	4,367,519
Denbury Resources, Inc.	54,211	(b)	1,034,888
El Paso Corp.	144,141		1,983,380
Frontier Oil Corp.	167,196	(d)	3,011,200
Petrohawk Energy Corp.	86,339	(b)	1,575,687
Range Resources Corp.	59,715	(d)	2,685,981
Tesoro Corp.	116,060	(b,d)	2,151,752
The Williams Companies, Inc.	45,571		1,126,515
Western Refining, Inc.	283,791	(b,d)	3,002,509

Total			32,946,097

Paper & Forest Products (0.2%)
Schweitzer-Mauduit International, Inc.	12,271		772,091

Personal Products (0.9%)
Avon Products, Inc.	120,591		3,504,374

Pharmaceuticals (2.4%)
Hospira, Inc.	66,365	(b)	3,695,867
Mylan, Inc.	195,887	(b)	4,139,092
Shire PLC, ADR	27,381	(c)	1,981,837

Total			9,816,796

Road & Rail (2.0%)
Con-way, Inc.	89,431	(d)	3,270,492
Landstar System, Inc.	85,286		3,491,608
Ryder System, Inc.	24,395		1,284,153

Total			8,046,253

Semiconductors & Semiconductor Equipment (12.8%)
Altera Corp.	80,834	(d)	2,876,074
Analog Devices, Inc.	34,020		1,281,533
Atheros Communications, Inc.	39,875	(b,d)	1,432,310
Broadcom Corp., Class A	38,452		1,674,585
Cree, Inc.	35,128	(b,d)	2,314,584
Evergreen Solar, Inc.	426,785	(b,d)	248,816
First Solar, Inc.	37,218	(b,d)	4,843,550
Formfactor, Inc.	540,650	(b,d)	4,800,972
JA Solar Holdings Co., Ltd., ADR	121,322	(b,c,d)	839,548
LSI Corp.	328,148	(b)	1,965,607
Marvell Technology Group Ltd.	100,043	(b,c)	1,855,798
Mellanox Technologies Ltd.	174,885	(b,c)	4,576,740
MEMC Electronic Materials, Inc.	31,411	(b)	353,688
Netlogic Microsystems, Inc.	56,447	(b,d)	1,773,000
NVIDIA Corp.	119,993	(b)	1,847,892
PMC — Sierra, Inc.	1,929,481	(b,d)	16,574,241
SunPower Corp., Class A	81,642	(b,d)	1,047,467
Xilinx, Inc.	65,546	(d)	1,899,523

Total			52,205,928

Software (3.9%)
CommVault Systems, Inc.	42,556	(b)	1,217,953
NetSuite, Inc.	174,056	(b,d)	4,351,400
Red Hat, Inc.	22,026	(b)	1,005,487
Rovi Corp.	15,310	(b,d)	949,373
Salesforce.com, Inc.	13,076	(b)	1,726,032
Symantec Corp.	111,663	(b)	1,869,239
TIBCO Software, Inc.	233,880	(b)	4,609,774

Total			15,729,258

Specialty Retail (5.0%)
Abercrombie & Fitch Co., Class A	57,153		3,293,727
Dick’s Sporting Goods, Inc.	90,446	(b)	3,391,726
GameStop Corp., Class A	107,656	(b,d)	2,463,169
PetSmart, Inc.	86,777	(d)	3,455,461
Rent-A-Center, Inc.	49,164		1,587,014
Rue21, Inc.	109,882	(b,d)	3,220,641
Tiffany & Co.	30,731	(d)	1,913,619
Urban Outfitters, Inc.	28,000	(b,d)	1,002,680

Total			20,328,037

Textiles, Apparel & Luxury Goods (1.3%)
Coach, Inc.	38,983		2,156,150
Lululemon Athletica, Inc.	9,582	(b,c,d)	655,600
Phillips-Van Heusen Corp.	36,441		2,296,148

Total			5,107,898

Thrifts & Mortgage Finance (1.8%)
MGIC Investment Corp.	363,622	(b,d)	3,705,308
Radian Group, Inc.	452,441	(d)	3,651,199

Total			7,356,507

Trading Companies & Distributors (0.4%)
RSC Holdings, Inc.	167,799	(b)	1,634,362

Wireless Telecommunication Services (0.8%)
American Tower Corp., Class A	27,540	(b)	1,422,166
NII Holdings, Inc.	39,112	(b)	1,746,742

Total			3,168,908

Total Common Stocks
(Cost: $335,139,175)			$396,429,198

Money Market Fund (3.0%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	12,143,688	(e)	$12,143,688

Total Money Market Fund
(Cost: $12,143,688)			$12,143,688

Investments of Cash Collateral Received
for Securities on Loan (26.9%)
		Amount
	Effective	payable at
Issuer	yield	maturity	Value(a)

Certificates of Deposit (9.6%)
Bank of Nova Scotia
05-12-11	0.280%	$4,000,000	$4,000,000
Barclays Bank PLC
02-23-11	0.380	5,000,000	5,000,000

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  257

Portfolio of Investments (continued)

RiverSource VP – Mid Cap Growth Fund

Investments of Cash Collateral Received
for Securities on Loan (continued)
		Amount
	Effective	payable at
Issuer	yield	maturity	Value(a)

Certificates of Deposit (cont.)
Canadian Imperial Bank
01-07-11	0.300%	$2,000,000	$2,000,000
Credit Agricole
04-21-11	0.400	2,000,050	2,000,050
Credit Industrial et Commercial
02-22-11	0.395	3,000,000	3,000,000
03-07-11	0.400	2,000,000	2,000,000
KBC Bank NV
01-24-11	0.450	2,000,000	2,000,000
Landesbank Hessen Thuringen
01-03-11	0.300	3,000,013	3,000,013
N.V. Bank Nederlandse Gemeenten
01-27-11	0.330	3,000,000	3,000,000
National Bank of Canada
03-21-11	0.400	2,000,000	2,000,000
Norinchukin Bank
01-25-11	0.330	4,000,000	4,000,000
Sumitomo Trust & Banking Co., Ltd.
02-18-11	0.345	3,000,038	3,000,038
04-21-11	0.510	2,000,000	2,000,000
Westpac Banking Corp.
05-09-11	0.290	2,000,000	2,000,000

Total			39,000,101

Commercial Paper (2.4%)
ASB Finance Ltd.
05-03-11	0.391	2,994,345	2,994,345
Ebbets Funding LLC
01-10-11	0.500	1,999,139	1,999,139
Grampian Funding LLC
01-13-11	0.280	4,998,794	4,998,794

Total			9,992,278

Other Short-Term Obligations (1.0%)
Natixis Financial Products LLC
01-03-11	0.500	4,000,000	4,000,000

Repurchase Agreements (13.9%)(f)
Barclays Capital, Inc. dated 10-13-10, matures 01-31-11, repurchase price
$7,001,808	0.300%	$7,000,000	$7,000,000
Cantor Fitzgerald & Co. dated 12-31-10, matures 01-03-11, repurchase price
$5,000,167	0.400	5,000,000	5,000,000
Deutsche Bank AG dated 12-31-10, matures 01-03-11, repurchase price
$7,958,079	0.280	7,957,893	7,957,893
Morgan Stanley dated 01-21-10, matures 01-14-11, repurchase price
$7,000,953	0.350	7,000,000	7,000,000
Morgan Stanley dated 04-15-10, matures 01-31-11, repurchase price
$20,006,028	0.350	20,000,000	20,000,000
RBS Securities, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$10,000,250	0.300	10,000,000	10,000,000

Total			56,957,893

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $109,950,272)			$109,950,272

Total Investments in Securities
(Cost: $457,233,135)			$518,523,158

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

ADR	— American Depositary Receipt

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 10.63% of net assets.

(d)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e)	Affiliated Money Market Fund — See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.300%)
Security description	Value(a)
Arabella Ltd	$35,278
Archer Daniels	362,928
ASB Finance Ltd	429,970
Banco Bilbao Vizcaya	1,160,686
Banco Bilbao Vizcaya Argentaria/New York NY	17,164
BP Capital Markets	215,702
BPCE	155,079
Central American Bank	1,344

258  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Mid Cap Growth Fund

Notes to Portfolio of Investments (continued)

Barclays Capital, Inc. (0.300%) (continued)
Security description	Value(a)
Commonwealth Bank of Australia	$218,355
Credit Agricole NA	358
Danske Corp	537,188
Electricite De France	889,535
European Investment Bank	1,196,892
Gdz Suez	184,768
Golden Funding Corp	12,720
Ing (US) Funding LLC	56
Natexis Banques	138,136
Nationwide Building	861,183
Natixis NY	67,199
Natixis US Finance Co	1,120
Prudential PLC	259,798
Silver Tower US Fund	3,360
Skandin Ens Banken	33,626
Societe Gen No Amer	559,715
Societe Generale NY	7,279
UBS Ag Stamford	561

Total market value of collateral securities	$7,350,000

Cantor Fitzgerald & Co. (0.400%)
Security description	Value(a)
Fannie Mae Interest Strip	$160,155
Fannie Mae Pool	437,394
Fannie Mae Principal Strip	5,231
Fannie Mae REMICS	293,198
Federal Farm Credit Bank	272,685
Federal Home Loan Banks	488,537
Federal Home Loan Mortgage Corp	36,653
Federal National Mortgage Association	423,596
FHLMC Structured Pass Through Securities	173,399
Freddie Mac Non Gold Pool	419,859
Freddie Mac Reference REMIC	2,826
Freddie Mac REMICS	257,696
Freddie Mac Strips	75,992
Ginnie Mae I Pool	49,118
Ginnie Mae II Pool	272,271
Government National Mortgage Association	109,545
United States Treasury Inflation Indexed Bonds	15,057
United States Treasury Note/Bond	1,196,525
United States Treasury Strip Coupon	357,636
United States Treasury Strip Principal	52,627

Total market value of collateral securities	$5,100,000

Deutsche Bank AG (0.280%)
Security description	Value(a)
Freddie Mac REMICS	$4,236,891
Ginnie Mae I Pool	3,880,160

Total market value of collateral securities	$8,117,051

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  259

Portfolio of Investments (continued)

RiverSource VP – Mid Cap Growth Fund

Notes to Portfolio of Investments (continued)

Morgan Stanley (0.350%)
Security description	Value(a)
Argento Variable Fund	$430,582
Federal Home Loan Banks	3,570,025
Ginnie Mae I Pool	2,759,703
Landesbank	403,547

Total market value of collateral securities	$7,163,857

Morgan Stanley (0.350%)
Security description	Value(a)
Can Ast & Can Ltd	$198,866
Federal Home Loan Banks	2,573,290
Federal Home Loan Mortgage Corp	11,088,004
Google	6,642,430
Starbird Funding Corp	95,914

Total market value of collateral securities	$20,598,504

RBS Securities, Inc. (0.300%)
Security description	Value(a)
Amortizing Residential Collateral Trust	$366,530
Capital One Multi-Asset Execution Trust	1,340,986
Chase Issuance Trust	359,448
Citibank Credit Card Issuance Trust	839,707
Citibank Omni Master Trust	811,451
Discover Card Master Trust I	489,684
First Franklin Mortgage Loan Asset Backed Certificates	296,317
First National Master Note Trust	441,456
Ford Credit Auto Owner Trust	76,459
Freddie Mac Gold Pool	820,950
GS Mortgage Securities Corp II	333,580
HSBC Home Equity Loan Trust	939,005
Merrill Lynch/Countrywide Commercial Mortgage Trust	1,018,571
Nelnet Student Loan Trust	420,888
SLC Student Loan Trust	674,070
SLM Student Loan Trust	1,024,500
Structured Asset Investment Loan Trust	75,576
Wells Fargo Home Equity Trust	146,732

Total market value of collateral securities	$10,475,910

260  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Mid Cap Growth Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks	$396,429,198	$—	$—	$396,429,198

Total Equity Securities	396,429,198	—	—	396,429,198

Other
Affiliated Money Market Fund(c)	12,143,688	—	—	12,143,688
Investments of Cash Collateral Received for Securities on Loan	—	109,950,272	—	109,950,272

Total Other	12,143,688	109,950,272	—	122,093,960

Total	$408,572,886	$109,950,272	$—	$518,523,158

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  261

Portfolio of Investments (continued)

RiverSource VP – Mid Cap Growth Fund

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

262  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  263

Portfolio of Investments (continued)

RiverSource VP – Mid Cap Value Fund

Common Stocks (continued)
Issuer	Shares		Value(a)

Media (2.2%)
Liberty Media Corp. — Starz, Series A	55,684	(b,d,f)	$3,701,872
National CineMedia, Inc.	436,134	(d)	8,683,429
Regal Entertainment Group, Class A	518,449	(d)	6,086,591

Total			18,471,892

Metals & Mining (2.1%)
Cliffs Natural Resources, Inc.	42,694		3,330,559
Freeport-McMoRan Copper & Gold, Inc.	75,890		9,113,630
Steel Dynamics, Inc.	166,717		3,050,921
United States Steel Corp.	36,861	(d)	2,153,420

Total			17,648,530

Multiline Retail (2.6%)
Macy’s, Inc.	534,336		13,518,701
Nordstrom, Inc.	205,285	(d)	8,699,978

Total			22,218,679

Multi-Utilities (3.4%)
CenterPoint Energy, Inc.	412,901		6,490,804
DTE Energy Co.	191,226	(d)	8,666,362
Sempra Energy	98,407		5,164,399
Wisconsin Energy Corp.	148,836		8,760,487

Total			29,082,052

Oil, Gas & Consumable Fuels (7.0%)
Alpha Natural Resources, Inc.	166,541	(b)	9,997,456
El Paso Corp.	448,154		6,166,599
Enbridge, Inc.	196,156	(c)	11,063,198
EQT Corp.	84,282		3,779,205
Newfield Exploration Co.	206,853	(b,d)	14,916,170
Pioneer Natural Resources Co.	34,924		3,032,102
QEP Resources, Inc.	50,090		1,818,768
Southwestern Energy Co.	58,538	(b)	2,191,077
Ultra Petroleum Corp.	39,524	(b,d)	1,888,061
Whiting Petroleum Corp.	41,578	(b)	4,872,526

Total			59,725,162

Paper & Forest Products (1.2%)
Domtar Corp.	61,973	(c)	4,704,990
Louisiana-Pacific Corp.	611,246	(b,d)	5,782,387

Total			10,487,377

Pharmaceuticals (4.0%)
Forest Laboratories, Inc.	249,092	(b)	7,965,962
Hospira, Inc.	73,546	(b)	4,095,777
Mylan, Inc.	705,292	(b)	14,902,820
Watson Pharmaceuticals, Inc.	141,195	(b,d)	7,292,722

Total			34,257,281

Real Estate Investment Trusts (REITs) (2.8%)
AvalonBay Communities, Inc.	25,840		2,908,292
Boston Properties, Inc.	25,695		2,212,340
Equity Residential	63,312	(d)	3,289,058
Pebblebrook Hotel Trust	97,593		1,983,090
ProLogis	421,399		6,085,002
Rayonier, Inc.	71,620	(d)	3,761,482
Ventas, Inc.	74,981	(d)	3,935,003

Total			24,174,267

Road & Rail (1.7%)
Con-way, Inc.	49,872	(d)	1,823,819
JB Hunt Transport Services, Inc.	31,889	(d)	1,301,390
Kansas City Southern	170,517	(b,d)	8,160,944
Knight Transportation, Inc.	29,951	(d)	569,069
Landstar System, Inc.	26,648	(d)	1,090,969
Old Dominion Freight Line, Inc.	34,900	(b,d)	1,116,451
Werner Enterprises, Inc.	38,568	(d)	871,637

Total			14,934,279

Semiconductors & Semiconductor Equipment (2.8%)
LSI Corp.	2,840,532	(b)	17,014,786
Microchip Technology, Inc.	133,103	(d)	4,553,454
NXP Semiconductor NV	128,347	(b,c)	2,686,303

Total			24,254,543

Software (2.8%)
Autodesk, Inc.	116,103	(b,d)	4,435,135
BMC Software, Inc.	146,053	(b,d)	6,884,938
Check Point Software Technologies Ltd.	270,580	(b,c)	12,517,031

Total			23,837,104

Specialty Retail (0.7%)
Abercrombie & Fitch Co., Class A	108,565		6,256,601

Textiles, Apparel & Luxury Goods (0.9%)
VF Corp.	85,711	(d)	7,386,574

Tobacco (3.0%)
Lorillard, Inc.	313,278		25,707,593

Wireless Telecommunication Services (0.2%)
Sprint Nextel Corp.	347,498	(b,d)	1,469,917

Total Common Stocks
(Cost: $684,011,552)			$838,453,935

Money Market Fund (2.7%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	22,881,343	(e)	$22,881,343

Total Money Market Fund
(Cost: $22,881,343)			$22,881,343

Investments of Cash Collateral Received
for Securities on Loan (11.9%)
		Amount
	Effective	payable at
Issuer	yield	maturity	Value(a)

Certificates of Deposit (4.8%)
Credit Industrial et Commercial
02-22-11	0.395%	$4,000,000	$4,000,000
Development Bank of Singapore Ltd.
01-25-11	0.310	5,000,000	5,000,000
DZ Bank AG
01-18-11	0.330	3,000,000	3,000,000
02-10-11	0.400	2,000,000	2,000,000
KBC Bank NV
01-20-11	0.450	5,000,000	5,000,000
Landesbank Hessen Thuringen
01-03-11	0.300	3,000,013	3,000,013
Mitsubishi UFJ Trust and Banking Corp.
02-22-11	0.320	5,000,000	5,000,000
Norinchukin Bank
01-25-11	0.330	5,000,000	5,000,000
Sumitomo Trust & Banking Co., Ltd.
02-18-11	0.345	4,000,051	4,000,051
United Overseas Bank Ltd.
01-18-11	0.330	5,000,000	5,000,000

Total			41,000,064

Commercial Paper (0.2%)
Suncorp Metway Ltd.
01-10-11	0.400	1,999,267	1,999,267

Other Short-Term Obligations (0.2%)
Natixis Financial Products LLC
01-03-11	0.500	2,000,000	2,000,000

	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements (6.7%)(g)
Barclays Capital, Inc. dated 10-13-10, matures 01-31-11, repurchase price
$5,001,292	0.300%	$5,000,000	$5,000,000
Cantor Fitzgerald & Co. dated 12-31-10, matures 01-03-11, repurchase price
$20,000,667	0.400	20,000,000	20,000,000
Deutsche Bank AG dated 12-31-10, matures 01-03-11, repurchase price
$2,947,932	0.280	2,947,863	2,947,863
Merrill Lynch Government Securities Income dated 12-31-10, matures 01-03-11, repurchase price
$7,000,146	0.250	7,000,000	7,000,000
Merrill Lynch Pierce Fenner & Smith, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$13,000,271	0.250	13,000,000	13,000,000
Mizuho Securities USA, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$5,000,208	0.500	5,000,000	5,000,000

See accompanying Notes to Portfolio of Investments.

264  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Mid Cap Value Fund

Investments of Cash Collateral Received
for Securities on Loan (continued)
	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements (cont.)
Natixis Financial Products, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$4,000,117	0.350%	$4,000,000	$4,000,000

Total			56,947,863

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $101,947,194)			$101,947,194

Total Investments in Securities
(Cost: $808,840,089)			$963,282,472

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

ADR — American Depositary Receipt

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 10.58% of net assets.

(d)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e)	Affiliated Money Market Fund — See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(f)	Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company’s liquidation, tracking stock shareholders typically do not have a legal claim on the company’s assets.

(g)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.300%)
Security description	Value(a)
Arabella Ltd	$25,198
Archer Daniels	259,234
ASB Finance Ltd	307,122
Banco Bilbao Vizcaya	829,061
Banco Bilbao Vizcaya Argentaria/New York NY	12,260
BP Capital Markets	154,073
BPCE	110,771
Central American Bank	960
Commonwealth Bank of Australia	155,968
Credit Agricole NA	255
Danske Corp	383,706
Electricite De France	635,382
European Investment Bank	854,923
Gdz Suez	131,977
Golden Funding Corp	9,086
Ing (US) Funding LLC	40
Natexis Banques	98,669
Nationwide Building	615,131

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  265

Portfolio of Investments (continued)

RiverSource VP – Mid Cap Value Fund

Notes to Portfolio of Investments (continued)

Barclays Capital, Inc. (0.300%) (continued)
Security description	Value(a)
Natixis NY	$47,999
Natixis US Finance Co	800
Prudential PLC	185,570
Silver Tower US Fund	2,400
Skandin Ens Banken	24,018
Societe Gen No Amer	399,797
Societe Generale NY	5,199
UBS Ag Stamford	401

Total market value of collateral securities	$5,250,000

Cantor Fitzgerald & Co. (0.400%)
Security description	Value(a)
Fannie Mae Interest Strip	$640,621
Fannie Mae Pool	1,749,575
Fannie Mae Principal Strip	20,923
Fannie Mae REMICS	1,172,793
Federal Farm Credit Bank	1,090,740
Federal Home Loan Banks	1,954,149
Federal Home Loan Mortgage Corp	146,612
Federal National Mortgage Association	1,694,384
FHLMC Structured Pass Through Securities	693,595
Freddie Mac Non Gold Pool	1,679,437
Freddie Mac Reference REMIC	11,303
Freddie Mac REMICS	1,030,785
Freddie Mac Strips	303,969
Ginnie Mae I Pool	196,471
Ginnie Mae II Pool	1,089,082
Government National Mortgage Association	438,180
United States Treasury Inflation Indexed Bonds	60,229
United States Treasury Note/Bond	4,786,099
United States Treasury Strip Coupon	1,430,544
United States Treasury Strip Principal	210,509

Total market value of collateral securities	$20,400,000

Deutsche Bank AG (0.280%)
Security description	Value(a)
Freddie Mac REMICS	$1,569,483
Ginnie Mae I Pool	1,437,338

Total market value of collateral securities	$3,006,821

Merrill Lynch Government Securities Income (0.250%)
Security description	Value(a)
Fannie Mae REMICS	$1,344,448
Freddie Mac REMICS	5,795,564

Total market value of collateral securities	$7,140,012

266  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Mid Cap Value Fund

Notes to Portfolio of Investments (continued)

Merrill Lynch Pierce Fenner & Smith, Inc. (0.250%)
Security description	Value(a)
Federal Home Loan Banks	$1,203,351
Federal Home Loan Mortgage Corp	700,625
Federal National Mortgage Association	779,790
Government National Mortgage Association	10,576,272

Total market value of collateral securities	$13,260,038

Mizuho Securities USA, Inc. (0.500%)
Security description	Value(a)
Fannie Mae Grantor Trust	$2,469
Fannie Mae Pool	2,074,775
Fannie Mae REMICS	214,119
Fannie Mae Whole Loan	5,817
Federal Farm Credit Bank	3,332
Federal Home Loan Banks	86,452
Federal Home Loan Mortgage Corp	13,315
FHLMC Structured Pass Through Securities	12,611
Freddie Mac Gold Pool	1,087,172
Freddie Mac Non Gold Pool	128,998
Freddie Mac REMICS	239,699
Ginnie Mae II Pool	175,519
Government National Mortgage Association	325,572
United States Treasury Note/Bond	730,150

Total market value of collateral securities	$5,100,000

Natixis Financial Products, Inc. (0.350%)
Security description	Value(a)
Fannie Mae Interest Strip	$183,560
Fannie Mae Pool	72,465
Fannie Mae REMICS	1,406,953
Freddie Mac Gold Pool	14,758
Freddie Mac Non Gold Pool	18,984
Freddie Mac REMICS	1,639,991
Freddie Mac Strips	136,614
Government National Mortgage Association	16,935
United States Treasury Note/Bond	589,859

Total market value of collateral securities	$4,080,119

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  267

Portfolio of Investments (continued)

RiverSource VP – Mid Cap Value Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between n investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks	$838,453,935	$—	$—	$838,453,935

Total Equity Securities	838,453,935	—	—	838,453,935

Other
Affiliated Money Market Fund(c)	22,881,343	—	—	22,881,343
Investments of Cash Collateral Received for Securities on Loan	—	101,947,194	—	101,947,194

Total Other	22,881,343	101,947,194	—	124,828,537

Total	$861,335,278	$101,947,194	$—	$963,282,472

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

268  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Mid Cap Value Fund

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  269

Portfolio of Investments
RiverSource VP – S&P 500 Index Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (98.9%)
Issuer	Shares		Value(a)

Aerospace & Defense (2.6%)
General Dynamics Corp.	7,089	(d)	$503,035
Goodrich Corp.	2,350		206,965
Honeywell International, Inc.	14,585		775,339
ITT Corp.	3,436		179,050
L-3 Communications Holdings, Inc.	2,130	(d)	150,144
Lockheed Martin Corp.	5,515		385,554
Northrop Grumman Corp.	5,451		353,116
Precision Castparts Corp.	2,676	(d)	372,526
Raytheon Co.	6,804		315,297
Rockwell Collins, Inc.	2,934		170,935
The Boeing Co.	13,714		894,975
United Technologies Corp.	17,273		1,359,730

Total			5,666,666

Air Freight & Logistics (1.1%)
CH Robinson Worldwide, Inc.	3,131	(d)	251,075
Expeditors International of Washington, Inc.	3,958		216,107
FedEx Corp.	5,909	(d)	549,596
United Parcel Service, Inc., Class B	18,510		1,343,456

Total			2,360,234

Airlines (0.1%)
Southwest Airlines Co.	13,973	(d)	181,370

Auto Components (0.2%)
Johnson Controls, Inc.	12,606		481,549
The Goodyear Tire & Rubber Co.	4,542	(b,d)	53,823

Total			535,372

Automobiles (0.6%)
Ford Motor Co.	70,097	(b,d)	1,176,928
Harley-Davidson, Inc.	4,407	(d)	152,791

Total			1,329,719

Beverages (2.5%)
Brown-Forman Corp., Class B	1,939	(d)	134,993
Coca-Cola Enterprises, Inc.	6,330	(d)	158,440
Constellation Brands, Inc., Class A	3,358	(b)	74,380
Dr Pepper Snapple Group, Inc.	4,271	(d)	150,168
Molson Coors Brewing Co., Class B	2,981	(d)	149,616
PepsiCo, Inc.	29,664		1,937,949
The Coca-Cola Co.	43,442		2,857,181

Total			5,462,727

Biotechnology (1.3%)
Amgen, Inc.	17,676	(b)	970,412
Biogen Idec, Inc.	4,441	(b,d)	297,769
Celgene Corp.	8,791	(b)	519,900
Cephalon, Inc.	1,422	(b,d)	87,766
Genzyme Corp.	4,834	(b)	344,181
Gilead Sciences, Inc.	15,203	(b)	550,957

Total			2,770,985

Building Products (—%)
Masco Corp.	6,701		84,835

Capital Markets (2.5%)
Ameriprise Financial, Inc.	4,653	(g)	267,780
E*Trade Financial Corp.	3,733	(b,d)	59,728
Federated Investors, Inc., Class B	1,705	(d)	44,620
Franklin Resources, Inc.	2,711		301,490
Invesco Ltd.	8,649		208,095
Janus Capital Group, Inc.	3,451	(d)	44,759
Legg Mason, Inc.	2,881	(d)	104,494
Morgan Stanley	28,306		770,207
Northern Trust Corp.	4,537	(d)	251,395
State Street Corp.	9,413	(e)	436,198
T Rowe Price Group, Inc.	4,812	(d)	310,566
The Bank of New York Mellon Corp.	23,197		700,550
The Charles Schwab Corp.	18,568	(d)	317,698
The Goldman Sachs Group, Inc.	9,592		1,612,992

Total			5,430,572

Chemicals (2.1%)
Air Products & Chemicals, Inc.	3,995		363,345
Airgas, Inc.	1,417		88,506
CF Industries Holdings, Inc.	1,339		180,966
Eastman Chemical Co.	1,370	(d)	115,190
Ecolab, Inc.	4,363		219,982
EI du Pont de Nemours & Co.	17,072		851,551
FMC Corp.	1,373		109,689
International Flavors & Fragrances, Inc.	1,508		83,830
Monsanto Co.	10,056		700,300
PPG Industries, Inc.	3,071	(d)	258,179
Praxair, Inc.	5,722	(d)	546,279
Sigma-Aldrich Corp.	2,266	(d)	150,825
The Dow Chemical Co.	21,718		741,453
The Sherwin-Williams Co.	1,671		139,946

Total			4,550,041

Commercial Banks (3.0%)
BB&T Corp.	12,995		341,639
Comerica, Inc.	3,303	(d)	139,519
Fifth Third Bancorp	14,920		219,026
First Horizon National Corp.	4,876	(b,d)	57,437
Huntington Bancshares, Inc.	16,157		110,999
KeyCorp	16,462		145,689
M&T Bank Corp.	2,239		194,905
Marshall & Ilsley Corp.	9,903		68,529
PNC Financial Services Group, Inc.	9,823		596,453
Regions Financial Corp.	23,503		164,521
SunTrust Banks, Inc.	9,332	(d)	275,387
U.S. Bancorp	35,923	(d)	968,842
Wells Fargo & Co.	98,212		3,043,589
Zions Bancorporation	3,327		80,613

Total			6,407,148

Commercial Services & Supplies (0.5%)
Avery Dennison Corp.	2,044		86,543
Cintas Corp.	2,356		65,874
Iron Mountain, Inc.	3,741		93,562
Pitney Bowes, Inc.	3,794	(d)	91,739
Republic Services, Inc.	5,735		171,247
RR Donnelley & Sons Co.	3,882		67,819
Stericycle, Inc.	1,618	(b,d)	130,929
Waste Management, Inc.	8,924		329,027

Total			1,036,740

Communications Equipment (2.2%)
Cisco Systems, Inc.	103,742	(b)	2,098,701
F5 Networks, Inc.	1,500	(b)	195,240
Harris Corp.	2,421	(d)	109,671
JDS Uniphase Corp.	4,173	(b,d)	60,425
Juniper Networks, Inc.	9,807	(b,d)	362,074
Motorola Solutions, Inc.	43,985	(b)	398,944
QUALCOMM, Inc.	30,281		1,498,607
Tellabs, Inc.	6,918		46,904

Total			4,770,566

Computers & Peripherals (4.4%)
Apple, Inc.	17,158	(b,e)	5,534,485
Dell, Inc.	31,420	(b)	425,741
EMC Corp.	38,551	(b)	882,818
Hewlett-Packard Co.	42,441		1,786,766
Lexmark International, Inc., Class A	1,488	(b)	51,812
NetApp, Inc.	6,742	(b,d)	370,540
QLogic Corp.	1,997	(b)	33,989
SanDisk Corp.	4,411	(b)	219,932
Western Digital Corp.	4,278	(b)	145,024

Total			9,451,107

Construction & Engineering (0.2%)
Fluor Corp.	3,339	(d)	221,242
Jacobs Engineering Group, Inc.	2,364	(b,d)	108,389
Quanta Services, Inc.	4,030	(b,d)	80,278

Total			409,909

See accompanying Notes to Portfolio of Investments.

270  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Common Stocks (continued)
Issuer	Shares		Value(a)

Construction Materials (—%)
Vulcan Materials Co.	2,412	(d)	$106,996

Consumer Finance (0.7%)
American Express Co.	19,614		841,833
Capital One Financial Corp.	8,527		362,909
Discover Financial Services	10,196		188,932
SLM Corp.	9,103	(b)	114,607

Total			1,508,281

Containers & Packaging (0.2%)
Ball Corp.	1,649	(d)	112,215
Bemis Co., Inc.	2,043	(d)	66,724
Owens-Illinois, Inc.	3,052	(b)	93,696
Sealed Air Corp.	3,008	(d)	76,554

Total			349,189

Distributors (0.1%)
Genuine Parts Co.	2,973		152,634

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A	2,388	(b)	94,302
DeVry, Inc.	1,173	(d)	56,281
H&R Block, Inc.	5,775	(d)	68,780

Total			219,363

Diversified Financial Services (4.2%)
Bank of America Corp.	188,721		2,517,538
Citigroup, Inc.	543,617	(b)	2,571,308
CME Group, Inc.	1,268		407,979
IntercontinentalExchange, Inc.	1,344	(b,d)	160,138
JPMorgan Chase & Co.	73,159		3,103,405
Leucadia National Corp.	3,664	(d)	106,916
Moody’s Corp.	3,796		100,746
NYSE Euronext	4,897		146,812
The NASDAQ OMX Group, Inc.	2,813	(b,d)	66,696

Total			9,181,538

Diversified Telecommunication Services (2.8%)
AT&T, Inc.	110,575		3,248,693
CenturyLink, Inc.	5,685	(d)	262,476
Frontier Communications Corp.	18,606		181,036
Qwest Communications International, Inc.	32,591		248,018
Verizon Communications, Inc.	52,918		1,893,406
Windstream Corp.	9,058	(d)	126,269

Total			5,959,898

Electric Utilities (1.8%)
Allegheny Energy, Inc.	3,171		76,865
American Electric Power Co., Inc.	8,973		322,849
Duke Energy Corp.	24,776		441,261
Edison International	6,111	(d)	235,885
Entergy Corp.	3,396		240,539
Exelon Corp.	12,373	(d)	515,212
FirstEnergy Corp.	5,701	(d)	211,051
NextEra Energy, Inc.	7,777		404,326
Northeast Utilities	3,288		104,821
Pepco Holdings, Inc.	4,185	(d)	76,376
Pinnacle West Capital Corp.	2,015	(d)	83,522
PPL Corp.	9,042		237,985
Progress Energy, Inc.	5,461		237,444
Southern Co.	15,692		599,905

Total			3,788,041

Electrical Equipment (0.5%)
Emerson Electric Co.	14,067		804,210
Rockwell Automation, Inc.	2,670	(d)	191,466
Roper Industries, Inc.	1,779		135,969

Total			1,131,645

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	3,288		173,541
Corning, Inc.	29,234	(d)	564,800
FLIR Systems, Inc.	2,949	(b,d)	87,733
Jabil Circuit, Inc.	3,673		73,791
Molex, Inc.	2,581		58,640

Total			958,505

Energy Equipment & Services (2.1%)
Baker Hughes, Inc.	8,082	(d)	462,048
Cameron International Corp.	4,530	(b)	229,807
Diamond Offshore Drilling, Inc.	1,312		87,733
FMC Technologies, Inc.	2,240	(b,d)	199,158
Halliburton Co.	17,002		694,192
Helmerich & Payne, Inc.	1,971	(d)	95,554
Nabors Industries Ltd.	5,365	(b,c)	125,863
National Oilwell Varco, Inc.	7,840		527,240
Rowan Companies, Inc.	2,340	(b)	81,689
Schlumberger Ltd.	25,516		2,130,587

Total			4,633,871

Food & Staples Retailing (2.3%)
Costco Wholesale Corp.	8,090	(d)	584,179
CVS Caremark Corp.	25,443		884,653
Safeway, Inc.	6,968	(d)	156,710
SUPERVALU, Inc.	3,955	(d)	38,087
SYSCO Corp.	10,947		321,842
The Kroger Co.	11,955		267,314
Walgreen Co.	17,320		674,787
Wal-Mart Stores, Inc.	36,648		1,976,426
Whole Foods Market, Inc.	2,762	(b)	139,730

Total			5,043,728

Food Products (1.7%)
Archer-Daniels-Midland Co.	11,960		359,757
Campbell Soup Co.	3,584	(d)	124,544
ConAgra Foods, Inc.	8,235	(d)	185,946
Dean Foods Co.	3,409	(b)	30,136
General Mills, Inc.	11,963		425,763
HJ Heinz Co.	5,984	(d)	295,969
Hormel Foods Corp.	1,293		66,279
Kellogg Co.	4,749		242,579
Kraft Foods, Inc., Class A	32,706		1,030,565
McCormick & Co., Inc.	2,494		116,046
Mead Johnson Nutrition Co.	3,840		239,040
Sara Lee Corp.	11,986		209,875
The Hershey Co.	2,917		137,537
The JM Smucker Co.	2,235		146,728
Tyson Foods, Inc., Class A	5,570		95,915

Total			3,706,679

Gas Utilities (0.1%)
Nicor, Inc.	831		41,484
Oneok, Inc.	1,982		109,941

Total			151,425

Health Care Equipment & Supplies (1.6%)
Baxter International, Inc.	10,929		553,226
Becton Dickinson and Co.	4,295	(d)	363,013
Boston Scientific Corp.	28,445	(b)	215,329
CareFusion Corp.	4,190	(b,d)	107,683
CR Bard, Inc.	1,743		159,955
DENTSPLY International, Inc.	2,635	(d)	90,038
Intuitive Surgical, Inc.	725	(b)	186,869
Medtronic, Inc.	20,203		749,329
St. Jude Medical, Inc.	6,412	(b)	274,113
Stryker Corp.	6,376	(d)	342,391
Varian Medical Systems, Inc.	2,222	(b,d)	153,940
Zimmer Holdings, Inc.	3,719	(b)	199,636

Total			3,395,522

Health Care Providers & Services (1.9%)
Aetna, Inc.	7,512		229,191
AmerisourceBergen Corp.	5,162	(d)	176,127
Cardinal Health, Inc.	6,523		249,896
CIGNA Corp.	5,069		185,830
Coventry Health Care, Inc.	2,797	(b)	73,841
DaVita, Inc.	1,806	(b)	125,499
Express Scripts, Inc.	9,850	(b)	532,393
Humana, Inc.	3,169	(b)	173,471
Laboratory Corp. of America Holdings	1,899	(b,d)	166,960
McKesson Corp.	4,723		332,405
Medco Health Solutions, Inc.	7,938	(b,d)	486,361
Patterson Companies, Inc.	1,797	(d)	55,042
Quest Diagnostics, Inc.	2,631		141,995
Tenet Healthcare Corp.	9,091	(b)	60,819
UnitedHealth Group, Inc.	20,568		742,710
WellPoint, Inc.	7,375	(b)	419,343

Total			4,151,883

Health Care Technology (0.1%)
Cerner Corp.	1,346	(b,d)	127,520

Hotels, Restaurants & Leisure (1.7%)
Carnival Corp. Unit	8,040		370,724
Darden Restaurants, Inc.	2,612	(d)	121,301
International Game Technology	5,569	(d)	98,516
Marriott International, Inc., Class A	5,398	(d)	224,233
McDonald’s Corp.	19,768		1,517,391
Starbucks Corp.	13,869	(d)	445,611
Starwood Hotels & Resorts Worldwide, Inc.	3,567		216,802
Wyndham Worldwide Corp.	3,282		98,329

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  271

Portfolio of Investments (continued)  RiverSource VP – S&P 500 Index Fund

Common Stocks (continued)
Issuer	Shares		Value(a)

Hotels, Restaurants & Leisure (cont.)
Wynn Resorts Ltd.	1,426	(d)	$148,076
Yum! Brands, Inc.	8,792		431,248

Total			3,672,231

Household Durables (0.4%)
DR Horton, Inc.	5,228	(d)	62,370
Fortune Brands, Inc.	2,833	(d)	170,688
Harman International Industries, Inc.	1,318	(b)	61,023
Leggett & Platt, Inc.	2,765		62,931
Lennar Corp., Class A	2,969	(d)	55,669
Newell Rubbermaid, Inc.	5,442		98,936
Pulte Group, Inc.	6,279	(b,d)	47,218
Stanley Black & Decker, Inc.	3,088		206,495
Whirlpool Corp.	1,443	(d)	128,182

Total			893,512

Household Products (2.2%)
Clorox Co.	2,613		165,351
Colgate-Palmolive Co.	9,041	(d)	726,625
Kimberly-Clark Corp.	7,612		479,860
The Procter & Gamble Co.	52,394		3,370,506

Total			4,742,342

Independent Power Producers & Energy Traders (0.2%)
Constellation Energy Group, Inc.	3,756		115,046
NRG Energy, Inc.	4,643	(b,d)	90,724
The AES Corp.	12,391	(b)	150,923

Total			356,693

Industrial Conglomerates (2.5%)
3M Co.	13,402		1,156,593
General Electric Co.	199,370		3,646,477
Textron, Inc.	5,152	(d)	121,793
Tyco International Ltd.	9,175		380,212

Total			5,305,075

Insurance (3.9%)
ACE Ltd.	6,375	(c)	396,844
Aflac, Inc.	8,816		497,487
American International Group, Inc.	2,633	(b,d)	151,713
AON Corp.	6,183		284,480
Assurant, Inc.	1,982		76,347
Berkshire Hathaway, Inc., Class B	32,374	(b)	2,593,480
Chubb Corp.	5,705	(d)	340,246
Cincinnati Financial Corp.	3,036	(d)	96,211
Genworth Financial, Inc., Class A	9,157	(b)	120,323
Hartford Financial Services Group, Inc.	8,338		220,874
Lincoln National Corp.	5,949		165,442
Loews Corp.	5,919		230,308
Marsh & McLennan Companies, Inc.	10,166	(d)	277,938
MetLife, Inc.	16,983		754,725
Principal Financial Group, Inc.	5,974		194,513
Prudential Financial, Inc.	9,077		532,911
The Allstate Corp.	10,063		320,808
The Progressive Corp.	12,402	(d)	246,428
The Travelers Companies, Inc.	8,599		479,050
Torchmark Corp.	1,523		90,984
Unum Group	5,949		144,085
XL Group PLC	6,035		131,684

Total			8,346,881

Internet & Catalog Retail (0.8%)
Amazon.com, Inc.	6,612	(b)	1,190,160
Expedia, Inc.	3,764	(d)	94,439
NetFlix, Inc.	800	(b,d)	140,560
priceline.com, Inc.	896	(b)	357,997

Total			1,783,156

Internet Software & Services (1.9%)
Akamai Technologies, Inc.	3,398	(b)	159,876
eBay, Inc.	21,469	(b)	597,482
Google, Inc., Class A	4,662	(b)	2,769,089
Monster Worldwide, Inc.	2,435	(b,d)	57,539
VeriSign, Inc.	3,196		104,413
Yahoo!, Inc.	24,408	(b,d)	405,905

Total			4,094,304

IT Services (3.0%)
Automatic Data Processing, Inc.	9,223		426,840
Cognizant Technology Solutions Corp., Class A	5,683	(b,d)	416,507
Computer Sciences Corp.	2,914	(d)	144,534
Fidelity National Information Services, Inc.	4,954		135,690
Fiserv, Inc.	2,787	(b,d)	163,207
IBM Corp.	23,254		3,412,757
Mastercard, Inc., Class A	1,796		402,502
Paychex, Inc.	6,044	(d)	186,820
SAIC, Inc.	5,502	(b)	87,262
Teradata Corp.	3,112	(b)	128,090
The Western Union Co.	12,251		227,501
Total System Services, Inc.	3,046		46,847
Visa, Inc., Class A	9,118		641,725

Total			6,420,282

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	2,540		119,837
Mattel, Inc.	6,730	(d)	171,144

Total			290,981

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	6,467	(b)	267,928
Life Technologies Corp.	3,482	(b)	193,251
PerkinElmer, Inc.	2,198		56,752
Thermo Fisher Scientific, Inc.	7,461	(b)	413,041
Waters Corp.	1,692	(b)	131,485

Total			1,062,457

Machinery (2.3%)
Caterpillar, Inc.	11,881		1,112,774
Cummins, Inc.	3,696		406,597
Danaher Corp.	10,052		474,153
Deere & Co.	7,927		658,337
Dover Corp.	3,508	(d)	205,043
Eaton Corp.	3,141		318,843
Flowserve Corp.	1,034		123,273
Illinois Tool Works, Inc.	9,303		496,780
Ingersoll-Rand PLC	6,050	(c,d)	284,895
PACCAR, Inc.	6,834	(d)	392,408
Pall Corp.	2,132	(d)	105,705
Parker Hannifin Corp.	3,002		259,073
Snap-On, Inc.	1,092		61,785

Total			4,899,666

Media (3.1%)
Cablevision Systems Corp., Class A	4,500	(d)	152,280
CBS Corp., Class B	12,761		243,097
Comcast Corp., Class A	52,214		1,147,142
DIRECTV, Class A	15,593	(b)	622,628
Discovery Communications, Inc., Class A	5,322	(b,d)	221,927
Gannett Co., Inc.	4,462		67,332
Meredith Corp.	661	(d)	22,904
News Corp., Class A	42,728	(d)	622,120
Omnicom Group, Inc.	5,636		258,129
Scripps Networks Interactive, Inc., Class A	1,665		86,164
The Interpublic Group of Companies, Inc.	9,150	(b)	97,173
The McGraw-Hill Companies, Inc.	5,752		209,430
The Walt Disney Co.	35,435		1,329,167
The Washington Post Co., Class B	126		55,377
Time Warner Cable, Inc.	6,648		438,967
Time Warner, Inc.	20,734		667,013
Viacom, Inc., Class B	11,297		447,474

Total			6,688,324

Metals & Mining (1.2%)
AK Steel Holding Corp.	2,043	(d)	33,444
Alcoa, Inc.	19,107		294,057
Allegheny Technologies, Inc.	1,868	(d)	103,076
Cliffs Natural Resources, Inc.	2,539		198,067
Freeport-McMoRan Copper & Gold, Inc.	8,807		1,057,633
Newmont Mining Corp.	9,222		566,507
Nucor Corp.	5,911		259,020
Titanium Metals Corp.	1,673	(b)	28,742
United States Steel Corp.	2,695	(d)	157,442

Total			2,697,988

See accompanying Notes to Portfolio of Investments.

272  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Common Stocks (continued)
Issuer	Shares		Value(a)

Multiline Retail (0.8%)
Big Lots, Inc.	1,429	(b,d)	$43,527
Family Dollar Stores, Inc.	2,334	(d)	116,023
JC Penney Co., Inc.	4,419	(d)	142,778
Kohl’s Corp.	5,482	(b)	297,892
Macy’s, Inc.	7,921	(d)	200,401
Nordstrom, Inc.	3,138	(d)	132,988
Sears Holdings Corp.	817	(b,d)	60,254
Target Corp.	13,245		796,423

Total			1,790,286

Multi-Utilities (1.3%)
Ameren Corp.	4,465	(d)	125,868
CenterPoint Energy, Inc.	7,898		124,157
CMS Energy Corp.	4,589	(d)	85,355
Consolidated Edison, Inc.	5,433	(d)	269,314
Dominion Resources, Inc.	10,857		463,810
DTE Energy Co.	3,157	(d)	143,075
Integrys Energy Group, Inc.	1,453		70,485
NiSource, Inc.	5,196	(d)	91,554
PG&E Corp.	7,345		351,385
Public Service Enterprise Group, Inc.	9,484	(d)	301,686
SCANA Corp.	2,101		85,301
Sempra Energy	4,497		236,003
TECO Energy, Inc.	4,042	(d)	71,948
Wisconsin Energy Corp.	2,197	(d)	129,315
Xcel Energy, Inc.	8,628		203,189

Total			2,752,445

Office Electronics (0.1%)
Xerox Corp.	25,980		299,290

Oil, Gas & Consumable Fuels (9.8%)
Anadarko Petroleum Corp.	9,276		706,460
Apache Corp.	7,170		854,879
Cabot Oil & Gas Corp.	1,937	(d)	73,315
Chesapeake Energy Corp.	12,241	(d)	317,164
Chevron Corp.	37,662		3,436,657
ConocoPhillips	27,492		1,872,204
Consol Energy, Inc.	4,211	(d)	205,244
Denbury Resources, Inc.	7,467	(b)	142,545
Devon Energy Corp.	8,062		632,948
El Paso Corp.	13,202	(d)	181,660
EOG Resources, Inc.	4,743		433,558
EQT Corp.	2,814	(d)	126,180
Exxon Mobil Corp.	94,356		6,899,310
Hess Corp.	5,614		429,696
Marathon Oil Corp.	13,266		491,240
Massey Energy Co.	1,888		101,291
Murphy Oil Corp.	3,596	(d)	268,082
Newfield Exploration Co.	2,500	(b)	180,275
Noble Energy, Inc.	3,259	(d)	280,535
Occidental Petroleum Corp.	15,191		1,490,236
Peabody Energy Corp.	5,066		324,123
Pioneer Natural Resources Co.	2,163		187,792
QEP Resources, Inc.	3,275		118,915
Range Resources Corp.	2,984	(d)	134,220
Southwestern Energy Co.	6,512	(b)	243,744
Spectra Energy Corp.	12,123	(d)	302,954
Sunoco, Inc.	2,261		91,141
Tesoro Corp.	2,679	(b,d)	49,669
The Williams Companies, Inc.	10,937		270,363
Valero Energy Corp.	10,615		245,419

Total			21,091,819

Paper & Forest Products (0.1%)
International Paper Co.	8,182	(d)	222,877
MeadWestvaco Corp.	3,147	(d)	82,326

Total			305,203

Personal Products (0.2%)
Avon Products, Inc.	8,033		233,439
The Estee Lauder Companies, Inc., Class A	2,123		171,326

Total			404,765

Pharmaceuticals (5.5%)
Abbott Laboratories	28,929		1,385,988
Allergan, Inc.	5,750		394,853
Bristol-Myers Squibb Co.	32,036		848,313
Eli Lilly & Co.	19,000		665,760
Forest Laboratories, Inc.	5,323	(b)	170,230
Hospira, Inc.	3,120	(b)	173,753
Johnson & Johnson	51,409		3,179,646
Merck & Co., Inc.	57,674		2,078,571
Mylan, Inc.	8,139	(b)	171,977
Pfizer, Inc.	149,906		2,624,854
Watson Pharmaceuticals, Inc.	2,339	(b)	120,809

Total			11,814,754

Professional Services (0.1%)
Dun & Bradstreet Corp.	934		76,672
Equifax, Inc.	2,334		83,090
Robert Half International, Inc.	2,776	(d)	84,946

Total			244,708

Real Estate Investment Trusts (REITs) (1.5%)
Apartment Investment & Management Co., Class A	2,197		56,770
AvalonBay Communities, Inc.	1,608		180,980
Boston Properties, Inc.	2,612		224,893
Equity Residential	5,347	(d)	277,777
HCP, Inc.	6,802	(d)	250,246
Health Care REIT, Inc.	2,740	(d)	130,534
Host Hotels & Resorts, Inc.	12,469		222,821
Kimco Realty Corp.	7,583	(d)	136,797
Plum Creek Timber Co., Inc.	3,006	(d)	112,575
ProLogis	10,666		154,017
Public Storage	2,633	(d)	267,039
Simon Property Group, Inc.	5,481		545,304
Ventas, Inc.	2,964	(d)	155,551
Vornado Realty Trust	3,064	(d)	255,323
Weyerhaeuser Co.	10,032		189,906

Total			3,160,533

Real Estate Management & Development (0.1%)
CB Richard Ellis Group, Inc., Class A	5,463	(b)	111,882

Road & Rail (0.8%)
CSX Corp.	7,020		453,562
Norfolk Southern Corp.	6,812	(d)	427,930
Ryder System, Inc.	976	(d)	51,377
Union Pacific Corp.	9,229		855,159

Total			1,788,028

Semiconductors & Semiconductor Equipment (2.5%)
Advanced Micro Devices, Inc.	10,721	(b,d)	87,698
Altera Corp.	5,844		207,930
Analog Devices, Inc.	5,590		210,575
Applied Materials, Inc.	25,026	(d)	351,615
Broadcom Corp., Class A	8,517	(d)	370,915
First Solar, Inc.	1,007	(b,d)	131,051
Intel Corp.	104,360		2,194,692
KLA-Tencor Corp.	3,129		120,905
Linear Technology Corp.	4,195	(d)	145,105
LSI Corp.	11,559	(b)	69,238
MEMC Electronic Materials, Inc.	4,234	(b,d)	47,675
Microchip Technology, Inc.	3,478	(d)	118,982
Micron Technology, Inc.	16,012	(b)	128,416
National Semiconductor Corp.	4,475		61,576
Novellus Systems, Inc.	1,701	(b)	54,976
NVIDIA Corp.	10,868	(b,d)	167,367
Teradyne, Inc.	3,396	(b,d)	47,680
Texas Instruments, Inc.	21,954		713,505
Xilinx, Inc.	4,868	(d)	141,075

Total			5,370,976

Software (3.9%)
Adobe Systems, Inc.	9,511	(b)	292,749
Autodesk, Inc.	4,231	(b)	161,624
BMC Software, Inc.	3,337	(b)	157,306
CA, Inc.	7,160		174,990
Citrix Systems, Inc.	3,507	(b)	239,914
Compuware Corp.	4,109	(b,d)	47,952
Electronic Arts, Inc.	6,204	(b,d)	101,622
Intuit, Inc.	5,226	(b,d)	257,642
McAfee, Inc.	2,881	(b)	133,419
Microsoft Corp.	140,877		3,933,286
Novell, Inc.	6,557	(b)	38,817
Oracle Corp.	72,420		2,266,746
Red Hat, Inc.	3,591	(b)	163,929
Salesforce.com, Inc.	2,231	(b)	294,492
Symantec Corp.	14,539	(b,d)	243,383

Total			8,507,871

Specialty Retail (1.9%)
Abercrombie & Fitch Co., Class A	1,623		93,533
AutoNation, Inc.	1,172	(b,d)	33,050
AutoZone, Inc.	515	(b)	140,384
Bed Bath & Beyond, Inc.	4,860	(b)	238,869
Best Buy Co., Inc.	6,159		211,192
CarMax, Inc.	4,225	(b,d)	134,693

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  273

Portfolio of Investments (continued)  RiverSource VP – S&P 500 Index Fund

Common Stocks (continued)
Issuer	Shares		Value(a)

Specialty Retail (cont.)
GameStop Corp., Class A	2,828	(b,d)	$64,705
Home Depot, Inc.	30,656		1,074,800
Limited Brands, Inc.	4,925		151,345
Lowe’s Companies, Inc.	25,845		648,193
O’Reilly Automotive, Inc.	2,625	(b)	158,603
RadioShack Corp.	2,111	(d)	39,032
Ross Stores, Inc.	2,252		142,439
Staples, Inc.	13,516		307,759
The Gap, Inc.	8,243		182,500
Tiffany & Co.	2,359	(d)	146,895
TJX Companies, Inc.	7,385		327,820
Urban Outfitters, Inc.	2,408	(b,d)	86,230

Total			4,182,042

Textiles, Apparel & Luxury Goods (0.5%)
Coach, Inc.	5,567		307,911
NIKE, Inc., Class B	7,166		612,120
Polo Ralph Lauren Corp.	1,186		131,551
VF Corp.	1,646	(d)	141,852

Total			1,193,434

Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.	9,844		125,412
People’s United Financial, Inc.	6,892	(d)	96,557

Total			221,969

Tobacco (1.6%)
Altria Group, Inc.	39,095		962,519
Lorillard, Inc.	2,815		230,999
Philip Morris International, Inc.	33,929		1,985,864
Reynolds American, Inc.	6,306		205,702

Total			3,385,084

Trading Companies & Distributors (0.1%)
Fastenal Co.	2,741	(d)	164,214
WW Grainger, Inc.	1,076	(d)	148,606

Total			312,820

Wireless Telecommunication Services (0.3%)
American Tower Corp., Class A	7,451	(b)	384,770
MetroPCS Communications, Inc.	4,919	(b)	62,127
Sprint Nextel Corp.	55,901	(b,d)	236,461

Total			683,358

Total Common Stocks
(Cost: $181,362,113)			$213,889,868

Money Market Fund (1.1%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	2,406,983	(g)	$2,406,983

Total Money Market Fund
(Cost: $2,406,983)			$2,406,983

Investments of Cash Collateral Received
for Securities on Loan (13.0%)
		Amount
	Effective	payable
Issuer	yield	at maturity	Value(a)

Certificates of Deposit (0.5%)
KBC Bank NV
01-20-11	0.450%	$1,000,000	$1,000,000

Investments of Cash Collateral Received
for Securities on Loan (continued)
	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements (12.5%)(f)
Cantor Fitzgerald & Co. dated 12-31-10, matures 01-03-11, repurchase price
15,000,500	0.400	$15,000,000	15,000,000
Deutsche Bank AG dated 12-31-10, matures 01-03-11, repurchase price
$4,703,117	0.280	4,703,008	4,703,008
Mizuho Securities USA, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$5,000,208	0.500	5,000,000	5,000,000
Natixis Financial Products, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$2,000,058	0.350	2,000,000	2,000,000
RBS Securities, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$500,013	0.300	500,000	500,000

Total			27,203,008

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $28,203,008)			$28,203,008

Total Investments in Securities
(Cost: $211,972,104)			$244,499,859

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Investments in Derivatives

Futures Contracts Outstanding at Dec. 31, 2010

	Number of
	contracts	Notional	Expiration	Unrealized
Contract description	long/(short)	market value	date	appreciation
S&P 500 Index	8	$2,506,000	March 2011	$13,722

Notes to Portfolio of Investments

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 0.37% of net assets.

(d)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e)	At Dec. 31, 2010, investments in securities included securities valued at $400,316 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

274  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.400%)
Security description	Value(a)
Fannie Mae Interest Strip	$480,466
Fannie Mae Pool	1,312,181
Fannie Mae Principal Strip	15,692
Fannie Mae REMICS	879,595
Federal Farm Credit Bank	818,055
Federal Home Loan Banks	1,465,612
Federal Home Loan Mortgage Corp	109,959
Federal National Mortgage Association	1,270,788
FHLMC Structured Pass Through Securities	520,196
Freddie Mac Non Gold Pool	1,259,578
Freddie Mac Reference REMIC	8,477
Freddie Mac REMICS	773,089
Freddie Mac Strips	227,977
Ginnie Mae I Pool	147,353
Ginnie Mae II Pool	816,812
Government National Mortgage Association	328,635
United States Treasury Inflation Indexed Bonds	45,171
United States Treasury Note/Bond	3,589,574
United States Treasury Strip Coupon	1,072,908
United States Treasury Strip Principal	157,882

Total market value of collateral securities	$15,300,000

Deutsche Bank AG (0.280%)
Security description	Value(a)
Freddie Mac REMICS	$2,503,945
Ginnie Mae I Pool	2,293,123

Total market value of collateral securities	$4,797,068

Mizuho Securities USA, Inc. (0.500%)
Security description	Value(a)
Fannie Mae Grantor Trust	$2,469
Fannie Mae Pool	2,074,775
Fannie Mae REMICS	214,119
Fannie Mae Whole Loan	5,817
Federal Farm Credit Bank	3,332
Federal Home Loan Banks	86,452
Federal Home Loan Mortgage Corp	13,315
FHLMC Structured Pass Through Securities	12,611
Freddie Mac Gold Pool	1,087,172
Freddie Mac Non Gold Pool	128,998
Freddie Mac REMICS	239,699
Ginnie Mae II Pool	175,519
Government National Mortgage Association	325,572
United States Treasury Note/Bond	730,150

Total market value of collateral securities	$5,100,000

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  275

Portfolio of Investments (continued)  RiverSource VP – S&P 500 Index Fund

Notes to Portfolio of Investments (continued)

Natixis Financial Products, Inc. (0.350%)
Security description	Value(a)
Fannie Mae Interest Strip	$91,780
Fannie Mae Pool	36,232
Fannie Mae REMICS	703,477
Freddie Mac Gold Pool	7,379
Freddie Mac Non Gold Pool	9,492
Freddie Mac REMICS	819,996
Freddie Mac Strips	68,307
Government National Mortgage Association	8,467
United States Treasury Note/Bond	294,929

Total market value of collateral securities	$2,040,059

RBS Securities, Inc. (0.300%)
Security description	Value(a)
Amortizing Residential Collateral Trust	$18,327
Capital One Multi-Asset Execution Trust	67,049
Chase Issuance Trust	17,972
Citibank Credit Card Issuance Trust	41,985
Citibank Omni Master Trust	40,573
Discover Card Master Trust I	24,484
First Franklin Mortgage Loan Asset Backed Certificates	14,816
First National Master Note Trust	22,073
Ford Credit Auto Owner Trust	3,823
Freddie Mac Gold Pool	41,048
GS Mortgage Securities Corp II	16,678
HSBC Home Equity Loan Trust	46,950
Merrill Lynch/Countrywide Commercial Mortgage Trust	50,929
Nelnet Student Loan Trust	21,044
SLC Student Loan Trust	33,704
SLM Student Loan Trust	51,225
Structured Asset Investment Loan Trust	3,779
Wells Fargo Home Equity Trust	7,337

Total market value of collateral securities	$523,796

(g)	Affiliated Money Market Fund — See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

At Dec. 31, 2010, the fund held 4,653 shares of Ameriprise Financial, Inc. (Ameriprise) common stock valued at $267,780. Ameriprise is the parent company of Columbia Management Investment Advisers, LLC, which serves as the Investment Manager to the Fund. The cost of the Fund’s purchases and proceeds from sales of shares of Ameriprise common stock were $0 and $94,306, respectively, for the year ended Dec. 31, 2010. The Fund realized gains of $29,710 on sales transactions of Ameriprise common stock and earned aggregate dividends of $3,848 during the year ended Dec. 31, 2010, as reflected in the Statement of Operations.

276  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  277

Portfolio of Investments (continued)  RiverSource VP – S&P 500 Index Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks	$213,889,868	$—	$—	$213,889,868

Total Equity Securities	213,889,868	—	—	213,889,868

Other
Affiliated Money Market Fund(c)	2,406,983	—	—	2,406,983
Investments of Cash Collateral Received for Securities on Loan	—	28,203,008	—	28,203,008

Total Other	2,406,983	28,203,008	—	30,609,991

Investments in Securities	216,296,851	28,203,008	—	244,499,859
Derivatives(d)
Assets
Futures Contracts	13,722	—	—	13,722

Total	$216,310,573	$28,203,008	$—	$244,513,581

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

278  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Portfolio of Investments

RiverSource VP – Short Duration U.S. Government Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Bonds (91.5%)
	Coupon	Principal
Issuer	rate	amount		Value(a)

U.S. Government Obligations & Agencies (45.9%)
Federal Home Loan Banks
05-24-11	0.540%	$12,300,000		$12,317,208
12-28-11	1.000	10,935,000		11,001,564
06-21-13	1.875	2,400,000		2,455,934
Federal Home Loan Mortgage Corp.
07-26-12	1.000	8,070,000		8,072,534
10-28-13	0.875	69,450,000	(e)	69,086,776
Federal National Mortgage Association
05-19-11	3.375	10,467,000		10,594,687
11-23-11	1.000	13,275,000		13,350,389
09-24-12	0.625	14,000,000	(e)	14,014,462
07-17-13	4.375	3,525,000		3,819,563
09-17-13	1.125	4,220,000		4,210,273
12-18-13	0.750	35,000,000	(e)	34,609,050
10-26-15	1.625	85,000,000	(e)	82,847,714
Private Export Funding Corp. U.S. Government Guaranty
10-15-14	3.050	4,150,000		4,328,964
U.S. Treasury
04-30-11	0.875	55,000,000	(e)	55,124,630
05-31-12	0.750	68,500,000	(e)	68,826,745
07-31-12	0.625	40,000,000	(e)	40,109,200
09-30-12	0.375	52,500,000	(e)	52,374,893
06-15-13	1.125	6,500,000		6,553,300
11-30-15	1.375	25,000,000	(e)	24,294,925
10-31-17	1.875	13,000,000		12,358,125

Total				530,350,936

Asset-Backed (3.0%)
Banc of America Funding Corp. CMO Series 2009-R14A Class 1A1
09-26-37	1.361	2,580,082	(d,i)	2,561,318
Bear Stearns Asset-Backed Securities Trust Series 2006-HE9 Class 1A1
11-25-36	0.311	403,858	(i)	395,229
Carrington Mortgage Loan Trust Series 2006-RFC1 Class A2
05-25-36	0.361	2,042,642	(i)	1,979,385
Chrysler Financial Lease Trust Series 2010-A Class A2
06-15-11	1.780	3,319,152	(d)	3,322,625
Citigroup Mortgage Loan Trust, Inc. Series 2006-WFH4 Class A2
11-25-36	0.361	897,738	(i)	874,841
Countrywide Asset-Backed Certificates Series 2005-SD1 Class A1C
05-25-35	0.651	863,955	(d,i)	833,243
Countrywide Asset-Backed Certificates Series 2006-22 Class 2A1 (MGIC)
05-25-47	0.311	326,998	(i,j)	325,767
Credit-Based Asset Servicing and Securitization LLC Series 2006-CB6 Class A22
07-25-36	0.351	432,186	(i)	430,935
Jefferies & Co., Inc. CMO Series 2010-R1 Class 2A1
11-26-36	0.419	673,651	(d,i)	645,021
Morgan Stanley ABS Capital I Series 2005-WMC5 Class M2
06-25-35	0.741	1,718,212	(i)	1,671,206
Morgan Stanley ABS Capital I Series 2006-WMC1 Class A2B
12-25-35	0.951	959,758	(i)	913,451
Novastar Home Equity Loan Series 2006-2 Class A2B
06-25-36	0.371	2,094,859	(i)	2,086,955
RBSSP Resecuritization Trust CMO Series 2009-10 Class 4A1
07-26-36	0.411	1,658,615	(d,i)	1,636,427
RBSSP Resecuritization Trust CMO Series 2009-10 Class 7A1
03-26-37	0.361	511,946	(d,i)	509,224
RBSSP Resecuritization Trust CMO Series 2009-11 Class 2A1
04-26-36	0.411	2,903,480	(d,i)	2,752,860
RBSSP Resecuritization Trust CMO Series 2009-12 Class 2A1
10-25-32	4.767	977,375	(d)	984,839
RBSSP Resecuritization Trust CMO Series 2009-13 Class 8A1
06-26-37	1.011	3,162,054	(d,i)	3,123,822
Residential Asset Mortgage Products, Inc. Series 2004-RS8 Class AI4
06-25-32	5.060	1,013,529		1,002,192
Sierra Receivables Funding Co. Series 2010-2A Class A
11-20-25	3.840	3,437,831	(d)	3,442,486
Small Business Administration Participation Certificates Series 2001-20H Class 1
08-01-21	6.340	169,876		184,861
Small Business Administration U.S. Government Guaranty
09-10-11	5.886	72,149		74,252
Soundview Home Equity Loan Trust Series 2005-B Class M1
05-25-35	6.135	62,530	(i)	62,421
Specialty Underwriting & Residential Finance Series 2005-BC3 Class M1
06-25-36	0.711	3,500,000	(i)	3,298,684
Structured Asset Investment Loan Trust Series 2005-9 Class A5
11-25-35	0.491	821,070	(i)	799,485
Structured Asset Securities Corp. CMO Series 2006-NC1 Class A6
05-25-36	0.311	364,804	(i)	358,528
Structured Asset Securities Corp. Series 2007-WF2 Class A2
08-25-37	0.961	385,749	(i)	385,078

Total				34,655,135

Commercial Mortgage-Backed (7.4%)(f)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates CMO Series K001 Class A2
04-25-16	5.651	1,882,321		2,093,731
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates CMO Series K003 Class A1
07-25-13	2.225	2,848,258		2,884,144
Federal National Mortgage Association CMO Series 2010-M4 Class A1
06-25-20	2.520	4,464,401		4,443,694
Government National Mortgage Association CMO Series 2003-17 Class B
10-16-27	4.999	84,416		88,710
Government National Mortgage Association CMO Series 2009-105 Class A
12-16-50	3.456	5,072,724		5,342,440
Government National Mortgage Association CMO Series 2009-114 Class A
12-16-38	3.103	5,460,371		5,600,921
Government National Mortgage Association CMO Series 2009-63 Class A
01-16-38	3.400	3,574,571		3,714,683
Government National Mortgage Association CMO Series 2009-71 Class A
04-16-38	3.304	5,080,003		5,236,365
Government National Mortgage Association CMO Series 2009-90 Class AC
01-16-33	3.137	3,950,000		4,084,520
Government National Mortgage Association CMO Series 2010-100 Class A
06-16-50	2.351	4,946,221		5,013,416
Government National Mortgage Association CMO Series 2010-13 Class A
08-16-22	2.461	3,420,568		3,480,333
Government National Mortgage Association CMO Series 2010-159 Class A
01-16-33	2.159	8,600,000		8,688,012
Government National Mortgage Association CMO Series 2010-16 Class AB
05-16-33	2.676	1,714,956		1,756,348
Government National Mortgage Association CMO Series 2010-161 Class AB
05-16-35	2.110	7,500,000		7,525,101
Government National Mortgage Association CMO Series 2010-18 Class A
12-16-50	3.100	3,647,600		3,751,056

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  279

Portfolio of Investments (continued)

RiverSource VP – Short Duration U.S. Government Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Commercial Mortgage-Backed (cont.)
Government National Mortgage Association CMO Series 2010-22 Class AC
12-16-30	2.229%	$2,949,497		$2,996,291
Government National Mortgage Association CMO Series 2010-49 Class A
03-16-51	2.870	2,176,796		2,253,071
Government National Mortgage Association CMO Series 2010-65 Class A
11-16-28	2.017	2,842,993		2,877,258
Government National Mortgage Association CMO Series 2010-74 Class A
09-16-33	2.629	9,880,384		10,116,396
Government National Mortgage Association CMO Series 2010-83 Class A
10-16-50	2.021	3,495,811		3,534,979

Total				85,481,469

Residential Mortgage-Backed (35.1%)(f)
ASG Resecuritization Trust CMO Series 2010-3 Class 1A87
07-28-37	3.500	7,558,966	(d)	7,577,863
Banc of America Funding Corp. CMO Series 2010-R4 Class 4A1
06-26-37	0.471	733,033	(d,i)	715,026
Banc of America Mortgage Securities, Inc. CMO Series 2005-E Class 2A5
06-25-35	2.866	5,892,569	(i)	5,830,943
BCAP LLC Trust CMO Series 2009-RR13 Class 12A1
04-26-37	5.250	1,375,935	(d)	1,394,323
BCAP LLC Trust CMO Series 2010-RR6 Class 6A1
07-26-37	4.000	3,910,033	(d)	3,945,477
Citigroup Mortgage Loan Trust, Inc. CMO Series 2006-AR9 Class 1A1
11-25-36	0.331	2,843	(i)	2,834
Citigroup Mortgage Loan Trust, Inc. CMO Series 2010-6 Class 1A1
05-25-35	4.750	5,148,508	(d)	5,264,485
Countrywide Alternative Loan Trust CMO Series 2006-OA11 Class A3B1
09-25-46	0.441	337,367	(i)	327,038
Credit Suisse Mortgage Capital Certificates CMO Series 2009-12R Class 14A1
11-27-35	5.500	3,814,062	(d)	3,973,871
Credit Suisse Mortgage Capital Certificates CMO Series 2009-12R Class 30A1
12-27-36	5.300	443,240	(d)	451,076
Credit Suisse Mortgage Capital Certificates CMO Series 2010-17R Class 1A1
06-26-36	2.775	8,697,054	(d,i)	8,697,054
Federal Home Loan Mortgage Corp. #1G2598
01-01-37	5.948	571,308	(i)	605,047
Federal Home Loan Mortgage Corp. #1J0614
09-01-37	5.652	1,042,427	(i)	1,106,109
Federal Home Loan Mortgage Corp. #B16408
09-01-19	5.500	663,985		721,150
Federal Home Loan Mortgage Corp. #C73304
11-01-32	7.000	323,282		368,571
Federal Home Loan Mortgage Corp. #D95319
03-01-22	6.000	59,657		65,692
Federal Home Loan Mortgage Corp. #E00489
06-01-12	7.000	1,126		1,179
Federal Home Loan Mortgage Corp. #E81240
06-01-15	7.500	339,014		367,351
Federal Home Loan Mortgage Corp. #E92454
11-01-17	5.000	309,549		330,105
Federal Home Loan Mortgage Corp. #E95188
03-01-18	6.000	215,305		236,449
Federal Home Loan Mortgage Corp. #G04710
09-01-38	6.000	3,747,492		4,109,095
Federal Home Loan Mortgage Corp. #G10669
03-01-12	7.500	38,527		40,139
Federal Home Loan Mortgage Corp. #G11243
04-01-17	6.500	500,921		547,510
Federal Home Loan Mortgage Corp. #G11470
11-01-13	4.500	13,604		14,382
Federal Home Loan Mortgage Corp. #G13136
05-01-23	4.500	21,873,000		22,884,625
Federal Home Loan Mortgage Corp. #G13171
06-01-23	4.500	8,698,478		9,100,783
Federal Home Loan Mortgage Corp. #G13300
05-01-23	4.500	21,410		22,400
Federal Home Loan Mortgage Corp. #G13342
11-01-23	4.500	999,447		1,045,672
Federal Home Loan Mortgage Corp. #G13413
08-01-23	4.500	33,257		34,795
Federal Home Loan Mortgage Corp. #G13449
02-01-24	4.500	897,221		938,718
Federal Home Loan Mortgage Corp. #G13478
03-01-24	4.500	699,974		732,348
Federal Home Loan Mortgage Corp. #G13488
01-01-24	5.000	5,236,612		5,531,990
Federal Home Loan Mortgage Corp. #G13519
04-01-24	4.500	302,419		316,406
Federal Home Loan Mortgage Corp. #G13520
04-01-24	4.500	6,735,278		7,046,784
Federal Home Loan Mortgage Corp. #G13586
04-01-24	5.000	17,937,230		18,949,001
Federal Home Loan Mortgage Corp. #G13899
03-01-25	4.500	25,026		26,183
Federal Home Loan Mortgage Corp. #G13987
11-01-24	6.000	10,124,803		11,013,254
Federal Home Loan Mortgage Corp. #G18245
03-01-23	4.500	188,640		197,364
Federal Home Loan Mortgage Corp. #G18246
04-01-23	4.500	675,694		706,945
Federal Home Loan Mortgage Corp. #H01724
09-01-37	6.000	1,212,569		1,296,928
Federal Home Loan Mortgage Corp. #J00042
09-01-20	4.500	37,095		39,112
Federal Home Loan Mortgage Corp. #J07688
04-01-23	4.500	997,965		1,044,121
Federal Home Loan Mortgage Corp. #J08900
10-01-23	5.000	1,672,212		1,766,536
Federal Home Loan Mortgage Corp. #J09311
02-01-24	4.500	8,812,258		9,208,809
Federal Home Loan Mortgage Corp. #J09442
03-01-24	4.500	8,590,624		8,977,201
Federal Home Loan Mortgage Corp. #J10361
07-01-24	4.500	4,125,406		4,311,049
Federal Home Loan Mortgage Corp. #J10549
08-01-24	4.500	5,000,498		5,225,520
Federal Home Loan Mortgage Corp. CMO I.O. Series 2639 Class UI
03-15-22	18.512	1,138,047	(h)	85,668
Federal Home Loan Mortgage Corp. CMO I.O. Series 2795 Class IY
07-15-17	85.440	134,380	(h)	1,759
Federal Home Loan Mortgage Corp. CMO I.O. Series 3455 Class AI
12-15-13	11.719	9,283,736	(h)	207,827
Federal Home Loan Mortgage Corp. CMO I.O. Series 3517 Class JI
12-15-12	34.203	1,003,831	(h)	8,733
Federal Home Loan Mortgage Corp. CMO I.O. Series 3600 Class DI
01-15-13	4.794	14,764,875	(h)	340,568
Federal Home Loan Mortgage Corp. CMO I.O. Series 3630 Class AI
03-15-17	12.307	6,410,620	(h)	268,038
Federal Home Loan Mortgage Corp. CMO Series 2617 Class HD
06-15-16	7.000	180,965		182,092
Federal Home Loan Mortgage Corp. CMO Series 2843 Class BA
01-15-18	5.000	345,334		357,745
Federal Home Loan Mortgage Corp. CMO Series 3531 Class CE
01-15-39	3.000	4,022,429		4,050,856
Federal Home Loan Mortgage Corp. CMO Series 3683 Class JD
12-15-23	4.000	9,255,460		9,700,591
Federal Home Loan Mortgage Corp. CMO Series 3684 Class CM
08-15-24	2.500	10,228,091		10,251,670
Federal Home Loan Mortgage Corp. CMO Series 3711 Class AG
08-15-23	3.000	1,897,732		1,924,997
Federal National Mortgage Association
01-01-26	3.500	29,250,000	(b)	29,451,093
01-01-26	5.000	19,275,000	(b)	20,449,579
01-01-26	5.500	3,500,000	(b)	3,762,500
Federal National Mortgage Association #252211
01-01-29	6.000	51,305		56,518
Federal National Mortgage Association #252409
03-01-29	6.500	676,910		767,726
Federal National Mortgage Association #254384
06-01-17	7.000	125,693		138,837
Federal National Mortgage Association #254723
05-01-23	5.500	1,489,044		1,612,309
Federal National Mortgage Association #257362
09-01-23	5.500	4,796,284		5,160,232
Federal National Mortgage Association #512232
05-01-29	7.000	17,994		20,424

See accompanying Notes to Portfolio of Investments.

280  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Short Duration U.S. Government Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Residential Mortgage-Backed (cont.)
Federal National Mortgage Association #545818
07-01-17	6.000%	$493,161		$539,744
Federal National Mortgage Association #545864
08-01-17	5.500	662,508		719,353
Federal National Mortgage Association #545910
08-01-17	6.000	586,633		641,076
Federal National Mortgage Association #555063
11-01-17	5.500	888,213		967,968
Federal National Mortgage Association #555343
08-01-17	6.000	225,037		245,467
Federal National Mortgage Association #555367
03-01-33	6.000	1,373,153		1,512,669
Federal National Mortgage Association #555375
04-01-33	6.000	78,479		86,831
Federal National Mortgage Association #602630
10-01-31	7.000	80,060		91,207
Federal National Mortgage Association #606789
10-01-31	7.000	903,500		1,029,307
Federal National Mortgage Association #626720
01-01-17	6.000	153,053		166,613
Federal National Mortgage Association #630992
09-01-31	7.000	595,547		687,484
Federal National Mortgage Association #630993
09-01-31	7.500	454,867		520,795
Federal National Mortgage Association #633672
06-01-17	6.000	133,572		147,355
Federal National Mortgage Association #636720
05-01-17	5.500	44,014		47,459
Federal National Mortgage Association #638210
05-01-32	6.500	49,825		56,878
Federal National Mortgage Association #648040
06-01-32	6.500	350,037		393,587
Federal National Mortgage Association #648349
06-01-17	6.000	477,826		522,851
Federal National Mortgage Association #648679
07-01-32	6.000	1,305,632		1,438,288
Federal National Mortgage Association #656562
02-01-33	7.000	150,581		173,466
Federal National Mortgage Association #665752
09-01-32	6.500	182,017		204,663
Federal National Mortgage Association #668412
02-01-18	5.500	259,063		279,473
Federal National Mortgage Association #670387
08-01-32	7.000	8,903		10,137
Federal National Mortgage Association #671054
01-01-33	7.000	17,339		19,762
Federal National Mortgage Association #671174
02-01-33	2.083	238,193	(i)	245,025
Federal National Mortgage Association #675692
02-01-18	6.000	268,485		292,858
Federal National Mortgage Association #678940
02-01-18	5.500	407,200		444,254
Federal National Mortgage Association #684588
03-01-33	6.500	154,368		175,973
Federal National Mortgage Association #688181
03-01-33	6.000	595,591		656,105
Federal National Mortgage Association #695838
04-01-18	5.500	114,095		124,527
Federal National Mortgage Association #701937
04-01-33	6.000	118,955		131,041
Federal National Mortgage Association #722325
07-01-33	4.931	398,022	(i)	420,537
Federal National Mortgage Association #725558
06-01-34	4.653	544,532	(i)	568,994
Federal National Mortgage Association #740843
11-01-18	5.000	69,325		74,970
Federal National Mortgage Association #745948
10-01-36	6.500	2,843,523		3,170,643
Federal National Mortgage Association #747815
11-01-18	5.500	14,281,643		15,408,553
Federal National Mortgage Association #754297
12-01-33	4.745	125,830	(i)	133,586
Federal National Mortgage Association #791447
10-01-34	6.000	425,763		470,751
Federal National Mortgage Association #831809
09-01-36	6.000	22,356,790	(k)	24,600,356
Federal National Mortgage Association #885871
06-01-36	7.000	890,952		1,019,178
Federal National Mortgage Association #887648
07-01-36	5.950	1,023,488	(i)	1,093,343
Federal National Mortgage Association #907052
09-01-37	5.843	1,878,224	(i)	1,993,347
Federal National Mortgage Association #929139
02-01-23	5.000	5,169,271		5,486,696
Federal National Mortgage Association #968064
02-01-22	5.000	17,473,695		18,666,819
Federal National Mortgage Association #976421
03-01-23	4.500	679,238		713,200
Federal National Mortgage Association #988113
08-01-23	5.500	1,751,938		1,890,177
Federal National Mortgage Association #988961
08-01-23	5.500	1,601,099		1,722,593
Federal National Mortgage Association #995097
10-01-37	6.500	10,263,775		11,502,256
Federal National Mortgage Association #AD5535
06-01-25	4.500	3,582,084		3,779,099
Federal National Mortgage Association #MA0548
10-01-20	3.500	7,722,994		8,007,176
Federal National Mortgage Association CMO I.O. Series 2003-26 Class MI
03-25-23	14.885	263,675	(h)	27,585
Federal National Mortgage Association CMO I.O. Series 2003-63 Class IP
07-25-33	1.000	1,299,744	(h)	279,720
Federal National Mortgage Association CMO I.O. Series 2004-84 Class GI
12-25-22	24.840	145,972	(h)	9,538
Federal National Mortgage Association CMO Series 2002-97 Class CF
03-25-31	5.500	5,121,569		5,236,810
Federal National Mortgage Association CMO Series 2003-W11 Class A1
06-25-33	3.200	7,931	(i)	8,200
Federal National Mortgage Association CMO Series 2004-60 Class PA
04-25-34	5.500	1,078,492		1,155,020
Federal National Mortgage Association CMO Series 2010-50 Class AB
01-25-24	2.500	8,319,849		8,343,791
Federal National Mortgage Association CMO Series 2010-87 Class GA
02-25-24	4.000	7,925,896		8,283,248
Government National Mortgage Association #3501
01-20-34	6.000	3,295,073		3,638,295
Government National Mortgage Association #498182
05-15-16	6.000	314,245		342,233
Government National Mortgage Association #605970
03-15-33	6.000	255,596		284,202
Government National Mortgage Association #615738
03-15-18	7.000	406,151		443,238
Government National Mortgage Association #615740
08-15-13	6.000	445,963		485,333
Government National Mortgage Association #780758
04-15-13	7.000	34,973		36,867
Government National Mortgage Association #781507
09-15-14	6.000	194,584		205,956
Government National Mortgage Association CMO Series 2004-19 Class DJ
03-20-34	4.500	237,543		242,606
GSR Mortgage Loan Trust CMO Series 2005-5F Class 2A3
06-25-35	5.500	1,693,887		1,709,743
Indymac Index Mortgage Loan Trust CMO Series 2006-AR13 Class A1
07-25-36	5.529	1,098,442	(i)	919,582
LVII Resecuritization Trust CMO Series 2009-3 Class A1
11-27-37	5.702	574,669	(d,i)	580,231
Prime Mortgage Trust CMO Series 2005-1 Class 2A1
09-25-34	5.000	6,031,223	(d)	6,103,318
Residential Asset Securitization Trust CMO Series 2004-A7 Class A1
10-25-34	5.500	1,076,751		1,077,659
Wells Fargo Mortgage-Backed Securities Trust CMO Series 2003-O Class 1A11
01-25-34	4.705	916,582	(i)	927,635
Wells Fargo Mortgage-Backed Securities Trust CMO Series 2004-Q Class 1A2
09-25-34	4.863	2,272,900	(i)	2,327,920
Wells Fargo Mortgage-Backed Securities Trust CMO Series 2005-AR16 Class 4A6
10-25-35	2.893	1,845,144	(i)	1,835,012
Wells Fargo Mortgage-Backed Securities Trust CMO Series 2006-12 Class A1
10-25-36	6.000	730,657		725,182

Total				404,432,489

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  281

Portfolio of Investments (continued)

RiverSource VP – Short Duration U.S. Government Fund

Bonds (continued)
	Coupon	Principal
Issuer	rate	amount		Value(a)

Wirelines (0.1%)
TELUS Corp. Senior Unsecured
06-01-11	8.000%	$954,000	(c)	$980,016

Total Bonds
(Cost: $1,055,402,737) $1,055,900,045

FDIC-Insured Debt (3.0%)(g)
	Coupon	Principal
Issuer	rate	amount		Value(a)

U.S. Agencies
Bank of America Corp. FDIC Government Guaranty
04-30-12	2.100%	$2,000,000		$2,041,528
06-15-12	3.125	3,920,000		4,060,007
Citigroup Funding, Inc. FDIC Government Guaranty
11-15-12	1.875	3,135,000		3,198,192
General Electric Capital Corp. FDIC Government Guaranty
03-11-11	1.800	6,555,000		6,574,660
12-09-11	3.000	825,000		844,834
12-28-12	2.625	5,350,000		5,544,606
JPMorgan Chase & Co. FDIC Government Guaranty
02-23-11	1.650	1,765,000		1,768,325
Morgan Stanley FDIC Government Guaranty
02-10-12	0.566	5,490,000	(i)	5,508,869
The Goldman Sachs Group, Inc. FDIC Government Guaranty
07-15-11	1.625	5,000,000		5,035,730

Total FDIC-Insured Debt
(Cost: $34,119,705)		$34,576,751

Money Market Fund (1.4%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	16,164,218	(m)	$16,164,218

Total Money Market Fund
(Cost: $16,164,218)			$16,164,218

Short-Term Securities (8.7%)
		Amount
	Effective	payable at
Issuer	yield	maturity		Value(a)

U.S. Government Agencies
Federal Home Loan Mortgage Corp. Discount Notes
01-03-11	0.120%	$100,000,000	(e)	$99,999,018

Total Short-Term Securities
(Cost: $99,998,528)		$99,999,018

Investments of Cash Collateral Received
for Securities on Loan (26.1%)
		Amount
	Effective	payable at
Issuer	yield	maturity	Value(a)

Asset-Backed Commercial Paper (1.8%)
Antalis US Funding Corp.
01-10-11	0.360%	$1,999,780	$1,999,780
Grampian Funding LLC
01-31-11	0.300	4,998,708	4,998,708
Rheingold Securitization
02-16-11	0.521	3,994,684	3,994,684
Starbird Funding Corp.
01-03-11	0.150	9,999,875	9,999,875

Total			20,993,047

Certificates of Deposit (12.0%)
Banque et Caisse d’Epargne de l’Etat
02-16-11	0.305	4,996,106	4,996,106
02-22-11	0.300	4,996,170	4,996,170
Caisse des Depots
02-23-11	0.340	5,000,000	5,000,000
Clydesdale Bank PLC
01-21-11	0.370	5,000,000	5,000,000
Credit Industrial et Commercial
02-22-11	0.395	5,000,000	5,000,000
02-23-11	0.380	4,995,149	4,995,149
Development Bank of Singapore Ltd.
01-25-11	0.310	7,000,000	7,000,000
02-17-11	0.300	5,000,000	5,000,000
DZ Bank AG
01-18-11	0.330	5,000,000	5,000,000
01-18-11	0.345	1,998,812	1,998,812
02-10-11	0.400	5,000,000	5,000,000
KBC Bank NV
01-24-11	0.450	7,000,000	7,000,000
La Banque Postale
02-17-11	0.365	5,000,000	5,000,000
Landesbank Hessen Thuringen
01-03-11	0.300	12,000,054	12,000,054
Mitsubishi UFJ Trust and Banking Corp.
02-22-11	0.320	5,000,000	5,000,000
N.V. Bank Nederlandse Gemeenten
01-27-11	0.330	10,000,000	10,000,000
Natixis
03-07-11	0.440	7,000,000	7,000,000
Norinchukin Bank
01-25-11	0.330	5,000,000	5,000,000
02-08-11	0.330	2,000,000	2,000,000
03-02-11	0.350	5,000,125	5,000,125
Societe Generale
02-17-11	0.310	9,992,084	9,992,084
Sumitomo Trust & Banking Co., Ltd.
02-18-11	0.345	11,000,140	11,000,140
United Overseas Bank Ltd.
01-18-11	0.330	5,000,000	5,000,000

Total			137,978,640

Commercial Paper (2.3%)
General Electric Capital Corp.
01-03-11	0.150	9,999,875	9,999,875
Macquarie Bank Ltd.
02-09-11	0.375	5,994,688	5,994,688
Suncorp Metway Ltd.
01-10-11	0.400	9,996,333	9,996,333

Total			25,990,896

Other Short-Term Obligations (0.4%)
The Goldman Sachs Group, Inc.
01-14-11	0.350	5,000,000	5,000,000

	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements (9.6%)(l)
Barclays Capital, Inc. dated 10-13-10, matures 01-31-11, repurchase price
$15,003,875	0.300%	$15,000,000	$15,000,000
Cantor Fitzgerald & Co. dated 12-31-10, matures 01-03-11, repurchase price
$50,001,542	0.370	50,000,000	50,000,000
$10,000,333	0.400	10,000,000	10,000,000
Citigroup Global Markets, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$5,000,067	0.160	5,000,000	5,000,000
Deutsche Bank AG dated 12-31-10, matures 01-03-11, repurchase price
$5,119,317	0.280	5,119,198	5,119,198
Merrill Lynch Government Securities Income dated 12-31-10, matures 01-03-11, repurchase price
$15,000,313	0.250	15,000,000	15,000,000
Mizuho Securities USA, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$5,000,208	0.500	5,000,000	5,000,000
Pershing LLC dated 12-31-10, matures 01-03-11, repurchase price
$5,000,188	0.450	5,000,000	5,000,000
RBS Securities, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$1,000,025	0.300	1,000,000	1,000,000

Total			111,119,198

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $301,081,781)			$301,081,781

Total Investments in Securities
(Cost: $1,506,766,969)(n)			$1,507,721,813

See accompanying Notes to Portfolio of Investments.

282  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Short Duration U.S. Government Fund

Investments in Derivatives

Futures Contracts Outstanding at Dec. 31, 2010

	Number of
	contracts	Notional	Expiration	Unrealized	Unrealized
Contract description	long (short)	market value	date	appreciation	depreciation
U.S. Treasury Note, 2-year	(326)	$(71,363,438)	April 2011	$—	$(22,650)
U.S. Treasury Note, 5-year	(787)	(92,644,656)	April 2011	1,639,980	—

Total				$1,639,980	$(22,650)

Notes to Portfolio of Investments

CMO	— Collateralized Mortgage Obligation
FDIC	— Federal Deposit Insurance Corporation
I.O.	— Interest Only

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	At Dec. 31, 2010, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $54,084,863. See Note 2 to the financial statements.

(c)	Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 0.08% of net assets.

(d)	Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2010, the value of these securities amounted to $58,514,589 or 5.07% of net assets.

(e)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(f)	Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)	This debt is guaranteed under the FDIC’s (Federal Deposit Insurance Corporation) Temporary Liquidity Guarantee Program (TLGP) and is backed by the full faith and credit of the United States.

(h)	Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2010.

(i)	Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2010.

(j)	The following abbreviation is used in the portfolio security description to identify the insurer and/or guarantor of the issue:

MGIC — Mortgage Guaranty Insurance Corporation

(k)	At Dec. 31, 2010, investments in securities included securities valued at $1,095,113 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(l)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.300%)
Security description	Value(a)
Arabella Ltd	$75,595
Archer Daniels	777,702
Asb Finance Ltd	921,365
Banco Bilbao Vizcaya	2,487,184
Banco Bilbao Vizcaya Argentaria/New York NY	36,779

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  283

Portfolio of Investments (continued)

RiverSource VP – Short Duration U.S. Government Fund

Notes to Portfolio of Investments (continued)

Barclays Capital, Inc. (0.300%) (continued)
Security description	Value(a)
BP Capital Markets	$462,219
BPCE	332,312
Central American Bank	2,880
Commonwealth Bank of Australia	467,902
Credit Agricole NA	767
Danske Corp	1,151,117
Electricite De France	1,906,146
European Investment Bank	2,564,769
Gdz Suez	395,932
Golden Funding Corp	27,257
Ing (US) Funding LLC	120
Natexis Banques	296,006
Nationwide Building	1,845,392
Natixis Ny	143,999
Natixis US Finance Co	2,400
Prudential PLC	556,711
Silver Tower US Fund	7,200
Skandin Ens Banken	72,055
Societe Gen No Amer	1,199,390
Societe Generale Ny	15,599
UBS Ag Stamford	1,202

Total market value of collateral securities	$15,750,000

Cantor Fitzgerald & Co. (0.370%)
Security description	Value(a)
Bear Stearns Commercial Mortgage Securities	$2,106,082
Fannie Mae Pool	48,954,092

Total market value of collateral securities	$51,060,174

Cantor Fitzgerald & Co. (0.400%)
Security description	Value(a)
Fannie Mae Interest Strip	$320,311
Fannie Mae Pool	874,788
Fannie Mae Principal Strip	10,461
Fannie Mae REMICS	586,397
Federal Farm Credit Bank	545,370
Federal Home Loan Banks	977,074
Federal Home Loan Mortgage Corp	73,306
Federal National Mortgage Association	847,192
FHLMC Structured Pass Through Securities	346,798
Freddie Mac Non Gold Pool	839,719
Freddie Mac Reference REMIC	5,651
Freddie Mac REMICS	515,393
Freddie Mac Strips	151,984
Ginnie Mae I Pool	98,236
Ginnie Mae II Pool	544,541
Government National Mortgage Association	219,090
United States Treasury Inflation Indexed Bonds	30,114
United States Treasury Note/Bond	2,393,049
United States Treasury Strip Coupon	715,272
United States Treasury Strip Principal	105,254

Total market value of collateral securities	$10,200,000

284  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Short Duration U.S. Government Fund

Notes to Portfolio of Investments (continued)

Citigroup Global Markets, Inc. (0.160%)
Security description	Value(a)
Fannie Mae Benchmark REMIC	$24,839
Fannie Mae REMICS	1,679,992
Fannie Mae Whole Loan	42,738
Fannie Mae-Aces	3,263
Freddie Mac Reference REMIC	116,411
Freddie Mac REMICS	2,566,630
Government National Mortgage Association	666,127

Total market value of collateral securities	$5,100,000

Deutsche Bank AG (0.280%)
Security description	Value(a)
Freddie Mac REMICS	$2,725,531
Ginnie Mae I Pool	2,496,051

Total market value of collateral securities	$5,221,582

Merrill Lynch Government Securities Income (0.250%)
Security description	Value(a)
Fannie Mae REMICS	$2,880,961
Freddie Mac REMICS	12,419,065

Total market value of collateral securities	$15,300,026

Mizuho Securities USA, Inc. (0.500%)
Security description	Value(a)
Fannie Mae Grantor Trust	$2,469
Fannie Mae Pool	2,074,775
Fannie Mae REMICS	214,119
Fannie Mae Whole Loan	5,817
Federal Farm Credit Bank	3,332
Federal Home Loan Banks	86,452
Federal Home Loan Mortgage Corp	13,315
FHLMC Structured Pass Through Securities	12,611
Freddie Mac Gold Pool	1,087,172
Freddie Mac Non Gold Pool	128,998
Freddie Mac REMICS	239,699
Ginnie Mae II Pool	175,519
Government National Mortgage Association	325,572
United States Treasury Note/Bond	730,150

Total market value of collateral securities	$5,100,000

Pershing LLC (0.450%)
Security description	Value(a)
Fannie Mae Pool	$2,596,530
Fannie Mae REMICS	585,460
Freddie Mac Gold Pool	222,092
Freddie Mac REMICS	772,736
Ginnie Mae I Pool	197,792
Government National Mortgage Association	725,390

Total market value of collateral securities	$5,100,000

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  285

Portfolio of Investments (continued)

RiverSource VP – Short Duration U.S. Government Fund

Notes to Portfolio of Investments (continued)

RBS Securities, Inc. (0.300%)
Security description	Value(a)
Amortizing Residential Collateral Trust	$36,653
Capital One Multi-Asset Execution Trust	134,099
Chase Issuance Trust	35,945
Citibank Credit Card Issuance Trust	83,971
Citibank Omni Master Trust	81,145
Discover Card Master Trust I	48,968
First Franklin Mortgage Loan Asset Backed Certificates	29,632
First National Master Note Trust	44,146
Ford Credit Auto Owner Trust	7,646
Freddie Mac Gold Pool	82,095
GS Mortgage Securities Corp II	33,357
HSBC Home Equity Loan Trust	93,900
Merrill Lynch/Countrywide Commercial Mortgage Trust	101,857
Nelnet Student Loan Trust	42,089
SLC Student Loan Trust	67,407
SLM Student Loan Trust	102,450
Structured Asset Investment Loan Trust	7,558
Wells Fargo Home Equity Trust	14,673

Total market value of collateral securities	$1,047,591

(m)	Affiliated Money Market Fund – See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(n)	At Dec. 31, 2010, the cost of securities for federal income tax purposes was $1,507,854,258 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$6,123,578
Unrealized depreciation	(6,256,023)

Net unrealized depreciation	$(132,445)

286  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Short Duration U.S. Government Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  287

Portfolio of Investments (continued)  RiverSource VP – Short Duration U.S. Government Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Bonds
U.S. Government Obligations & Agencies	$259,641,817	$270,709,119	$ —	$530,350,936
Asset-Backed Securities	—	34,010,114	645,021	34,655,135
Commercial Mortgage-Backed Securities	—	85,481,469	—	85,481,469
Residential Mortgage-Backed Securities	53,663,174	334,494,398	16,274,917	404,432,489
Corporate Debt Securities	—	980,016	—	980,016

Total Bonds	313,304,991	725,675,116	16,919,938	1,055,900,045

Short-Term Securities
U.S. Government Agencies	—	99,999,018	—	99,999,018

Total Short-Term Securities	—	99,999,018	—	99,999,018

Other
FDIC-Insured Debt Securities	—	34,576,751	—	34,576,751
Affiliated Money Market Fund(c)	16,164,218	—	—	16,164,218
Investments of Cash Collateral Received for Securities on Loan	—	301,081,781	—	301,081,781

Total Other	16,164,218	335,658,532	—	351,822,750

Investments in Securities	329,469,209	1,161,332,666	16,919,938	1,507,721,813
Derivatives(d)
Assets
Futures Contracts	1,639,980	—	—	1,639,980
Liabilities
Futures Contracts	(22,650)	—	—	(22,650)

Total	$331,086,539	$1,161,332,666	$16,919,938	$1,509,339,143

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

		Residential
		Mortgage-Backed
	Asset-Backed	Securities	Total
Balance as of Dec. 31, 2009	19,367,877	2,515,420	21,883,297
Accrued discounts/premiums	16,258	—	16,258
Realized gain (loss)	—	24,012	24,012
Change in unrealized appreciation (depreciation)*	7,065	15,617	22,682
Sales	(276,349)	(4,482,817)	(4,759,166)
Purchases	898,047	20,000,000	20,898,047
Transfers into Level 3	—	—	—
Transfers out of Level 3	(19,367,877)	(1,797,315)	(21,165,192)

Balance as of Dec. 31, 2010	645,021	16,274,917	16,919,938

*	Change in unrealized appreciation (depreciation) relating to securities held at Dec. 31, 2010 was $25,962, which is comprised of Asset-Backed Securities of $7,065 and Residential Mortgage-Backed securities of $18,897.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

288  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  289

Portfolio of Investments
Seligman VP – Growth Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (99.6%)
Issuer	Shares		Value(a)

Aerospace & Defense (3.5%)
Goodrich Corp.	15,991		$1,408,327
Precision Castparts Corp.	17,532	(d)	2,440,630
United Technologies Corp.	56,109		4,416,901

Total			8,265,858

Air Freight & Logistics (1.0%)
United Parcel Service, Inc., Class B	31,380		2,277,560

Auto Components (1.2%)
Autoliv, Inc.	35,569	(c,d)	2,807,817

Automobiles (1.6%)
Ford Motor Co.	224,339	(b,d)	3,766,652

Beverages (2.1%)
The Coca-Cola Co.	72,932		4,796,738

Biotechnology (2.9%)
Alexion Pharmaceuticals, Inc.	15,839	(b,d)	1,275,831
Amgen, Inc.	27,076	(b)	1,486,472
Celgene Corp.	20,894	(b)	1,235,671
Dendreon Corp.	16,552	(b,d)	577,996
Gilead Sciences, Inc.	46,468	(b)	1,684,001
Incyte Corp., Ltd.	33,013	(b,d)	546,695

Total			6,806,666

Capital Markets (0.7%)
Morgan Stanley	61,626		1,676,843

Chemicals (1.3%)
CF Industries Holdings, Inc.	12,391		1,674,644
The Dow Chemical Co.	42,308		1,444,395

Total			3,119,039

Commercial Banks (0.4%)
Fifth Third Bancorp	62,142	(d)	912,245

Communications Equipment (4.0%)
Cisco Systems, Inc.	93,746	(b)	1,896,482
Juniper Networks, Inc.	68,427	(b,d)	2,526,325
QUALCOMM, Inc.	101,178		5,007,299

Total			9,430,106

Computers & Peripherals (7.2%)
Apple, Inc.	35,037	(b)	11,301,535
EMC Corp.	236,368	(b)	5,412,827

Total			16,714,362

Consumer Finance (1.2%)
American Express Co.	63,215		2,713,188

Containers & Packaging (1.0%)
Crown Holdings, Inc.	24,646	(b,d)	822,683
Packaging Corp. of America	61,683		1,593,889

Total			2,416,572

Diversified Financial Services (2.0%)
IntercontinentalExchange, Inc.	20,682	(b,d)	2,464,261
JPMorgan Chase & Co.	53,653		2,275,960

Total			4,740,221

Electrical Equipment (0.3%)
GrafTech International Ltd.	33,280	(b,d)	660,275

Electronic Equipment, Instruments & Components (1.5%)
Corning, Inc.	82,695	(d)	1,597,667
Tyco Electronics Ltd.	51,488	(c)	1,822,676

Total			3,420,343

Energy Equipment & Services (2.6%)
Halliburton Co.	56,532		2,308,201
McDermott International, Inc.	54,869	(b)	1,135,240
National Oilwell Varco, Inc.	21,805		1,466,386
Schlumberger Ltd.	14,138		1,180,523

Total			6,090,350

Food & Staples Retailing (1.9%)
Costco Wholesale Corp.	33,732	(d)	2,435,788
Whole Foods Market, Inc.	39,187	(b)	1,982,470

Total			4,418,258

Food Products (0.8%)
Mead Johnson Nutrition Co.	12,170		757,583
The Hershey Co.	21,819		1,028,765

Total			1,786,348

Health Care Equipment & Supplies (2.3%)
Edwards Lifesciences Corp.	21,736	(b,d)	1,757,138
St. Jude Medical, Inc.	42,392	(b)	1,812,258
Varian Medical Systems, Inc.	25,484	(b,d)	1,765,532

Total			5,334,928

Health Care Providers & Services (2.4%)
Express Scripts, Inc.	39,588	(b)	2,139,731
UnitedHealth Group, Inc.	39,753		1,435,481
Universal Health Services, Inc., Class B	48,674		2,113,425

Total			5,688,637

Hotels, Restaurants & Leisure (2.4%)
Bally Technologies, Inc.	28,945	(b,d)	1,221,190
Ctrip.com International Ltd., ADR	17,348	(b,c,d)	701,727
Las Vegas Sands Corp.	31,169	(b,d)	1,432,216
Starbucks Corp.	70,208	(d)	2,255,782

Total			5,610,915

Industrial Conglomerates (0.5%)
3M Co.	13,809		1,191,717

Insurance (0.8%)
MetLife, Inc.	44,228		1,965,492

Internet & Catalog Retail (2.0%)
Amazon.com, Inc.	21,425	(b)	3,856,500
priceline.com, Inc.	2,161	(b)	863,428

Total			4,719,928

Internet Software & Services (3.8%)
Akamai Technologies, Inc.	36,984	(b,d)	1,740,097
Google, Inc., Class A	11,866	(b)	7,048,048

Total			8,788,145

IT Services (3.1%)
Cognizant Technology Solutions Corp., Class A	33,435	(b)	2,450,451
IBM Corp.	23,830		3,497,291
Teradata Corp.	30,185	(b)	1,242,415

Total			7,190,157

Life Sciences Tools & Services (1.5%)
Life Technologies Corp.	31,932	(b)	1,772,226
Waters Corp.	20,968	(b)	1,629,423

Total			3,401,649

Machinery (6.3%)
Cummins, Inc.	27,213	(d)	2,993,702
Deere & Co.	28,872		2,397,820
Dover Corp.	51,570	(d)	3,014,266
Flowserve Corp.	20,744	(d)	2,473,100
Ingersoll-Rand PLC	27,568	(c,d)	1,298,177
Parker Hannifin Corp.	29,517		2,547,317

Total			14,724,382

Media (1.4%)
CBS Corp., Class B	48,654		926,859
Viacom, Inc., Class B	58,417		2,313,897

Total			3,240,756

Metals & Mining (1.7%)
Allegheny Technologies, Inc.	37,771	(d)	2,084,204
Freeport-McMoRan Copper & Gold, Inc.	14,964		1,797,027

Total			3,881,231

Multiline Retail (2.0%)
Nordstrom, Inc.	40,906	(d)	1,733,596
Target Corp.	49,288		2,963,688

Total			4,697,284

Oil, Gas & Consumable Fuels (7.3%)
Apache Corp.	18,847		2,247,128
Chevron Corp.	32,344		2,951,390
Continental Resources, Inc.	27,590	(b)	1,623,672
Exxon Mobil Corp.	50,124		3,665,067
Kinder Morgan Management LLC	—	(b,g)	1
Murphy Oil Corp.	12,855	(d)	958,340

See accompanying Notes to Portfolio of Investments.

290  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Common Stocks (continued)
Issuer	Shares		Value(a)

Oil, Gas & Consumable Fuels (cont.)
Occidental Petroleum Corp.	21,193		$2,079,033
Peabody Energy Corp.	34,934		2,235,077
Southwestern Energy Co.	37,122	(b)	1,389,476

Total			17,149,184

Personal Products (1.5%)
Avon Products, Inc.	54,410		1,581,155
The Estee Lauder Companies, Inc., Class A	24,383		1,967,708

Total			3,548,863

Pharmaceuticals (1.4%)
Allergan, Inc.	35,135		2,412,720
Medicis Pharmaceutical Corp., Class A	32,783	(d)	878,257

Total			3,290,977

Road & Rail (1.4%)
JB Hunt Transport Services, Inc.	40,378	(d)	1,647,826
Union Pacific Corp.	16,438		1,523,145

Total			3,170,971

Semiconductors & Semiconductor Equipment (4.7%)
Advanced Micro Devices, Inc.	177,927	(b,d)	1,455,443
Broadcom Corp., Class A	55,052	(d)	2,397,515
Netlogic Microsystems, Inc.	44,238	(b,d)	1,389,516
Skyworks Solutions, Inc.	55,903	(b,d)	1,600,503
Texas Instruments, Inc.	92,902		3,019,314
Varian Semiconductor Equipment Associates, Inc.	30,754	(b,d)	1,136,975

Total			10,999,266

Software (7.9%)
Autodesk, Inc.	53,874	(b)	2,057,987
Intuit, Inc.	48,625	(b,d)	2,397,213
Microsoft Corp.	126,623		3,535,314
Oracle Corp.	193,930		6,070,008
Rovi Corp.	30,851	(b,d)	1,913,071
Salesforce.com, Inc.	7,691	(b)	1,015,212
SuccessFactors, Inc.	55,430	(b,d)	1,605,253

Total			18,594,058

Specialty Retail (3.2%)
Dick’s Sporting Goods, Inc.	52,605	(b,d)	1,972,688
Limited Brands, Inc.	59,598		1,831,447
Lowe’s Companies, Inc.	96,254		2,414,049
TJX Companies, Inc.	25,879		1,148,769

Total			7,366,953

Textiles, Apparel & Luxury Goods (1.4%)
Coach, Inc.	40,625		2,246,968
Lululemon Athletica, Inc.	14,725	(b,c,d)	1,007,485

Total			3,254,453

Tobacco (1.5%)
Philip Morris International, Inc.	58,191		3,405,919

Wireless Telecommunication Services (1.9%)
American Tower Corp., Class A	29,462	(b)	1,521,418
Millicom International Cellular SA	12,841	(c)	1,227,600
NII Holdings, Inc.	40,057	(b,d)	1,788,945

Total			4,537,963

Total Common Stocks
(Cost: $192,143,237)			$232,573,269

Money Market Fund (0.7%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	1,551,886	(e)	$1,551,886

Total Money Market Fund
(Cost: $1,551,886)			$1,551,886

Investments of Cash Collateral Received
for Securities on Loan (13.2%)
		Amount
	Effective	payable at
Issuer	yield	maturity	Value(a)

Certificates of Deposit (1.1%)
KBC Bank NV
01-20-11	0.450%	$1,000,000	$1,000,000
United Overseas Bank Ltd.
02-22-11	0.340	1,500,000	1,500,000

Total			2,500,000

	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements (12.1%)(f)
Cantor Fitzgerald & Co. dated 12-31-10, matures 01-03-11, repurchase price
$20,000,667	0.400%	$20,000,000	$20,000,000
Deutsche Bank AG dated 12-31-10, matures 01-03-11, repurchase price
$2,311,315	0.280	2,311,261	2,311,261
Mizuho Securities USA, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$5,000,208	0.500	5,000,000	5,000,000
RBS Securities, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$1,000,025	0.300	1,000,000	1,000,000

Total			28,311,261

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $30,811,261)			$30,811,261

Total Investments in Securities
(Cost: $224,506,384)			$264,936,416

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

ADR	— American Depositary Receipt

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 3.80% of net assets.

(d)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e)	Affiliated Money Market Fund — See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  291

Portfolio of Investments (continued)  Seligman VP – Growth Fund

Notes to Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.400%)
Security description	Value(a)
Fannie Mae Interest Strip	$640,621
Fannie Mae Pool	1,749,575
Fannie Mae Principal Strip	20,923
Fannie Mae REMICS	1,172,793
Federal Farm Credit Bank	1,090,740
Federal Home Loan Banks	1,954,149
Federal Home Loan Mortgage Corp	146,612
Federal National Mortgage Association	1,694,384
FHLMC Structured Pass Through Securities	693,595
Freddie Mac Non Gold Pool	1,679,437
Freddie Mac Reference REMIC	11,303
Freddie Mac REMICS	1,030,785
Freddie Mac Strips	303,969
Ginnie Mae I Pool	196,471
Ginnie Mae II Pool	1,089,082
Government National Mortgage Association	438,180
United States Treasury Inflation Indexed Bonds	60,229
United States Treasury Note/Bond	4,786,099
United States Treasury Strip Coupon	1,430,544
United States Treasury Strip Principal	210,509

Total market value of collateral securities	$20,400,000

Deutsche Bank AG (0.280%)
Security description	Value(a)
Freddie Mac REMICS	$1,230,547
Ginnie Mae I Pool	1,126,939

Total market value of collateral securities	$2,357,486

Mizuho Securities USA, Inc. (0.500%)
Security description	Value(a)
Fannie Mae Grantor Trust	$2,469
Fannie Mae Pool	2,074,775
Fannie Mae REMICS	214,119
Fannie Mae Whole Loan	5,817
Federal Farm Credit Bank	3,332
Federal Home Loan Banks	86,452
Federal Home Loan Mortgage Corp	13,315
FHLMC Structured Pass Through Securities	12,611
Freddie Mac Gold Pool	1,087,172
Freddie Mac Non Gold Pool	128,998
Freddie Mac REMICS	239,699
Ginnie Mae II Pool	175,519
Government National Mortgage Association	325,572
United States Treasury Note/Bond	730,150

Total market value of collateral securities	$5,100,000

292  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

RBS Securities, Inc. (0.300%)
Security description	Value(a)
Amortizing Residential Collateral Trust	$36,653
Capital One Multi-Asset Execution Trust	134,099
Chase Issuance Trust	35,945
Citibank Credit Card Issuance Trust	83,971
Citibank Omni Master Trust	81,145
Discover Card Master Trust I	48,968
First Franklin Mortgage Loan Asset Backed Certificates	29,632
First National Master Note Trust	44,146
Ford Credit Auto Owner Trust	7,646
Freddie Mac Gold Pool	82,095
GS Mortgage Securities Corp II	33,357
HSBC Home Equity Loan Trust	93,900
Merrill Lynch/Countrywide Commercial Mortgage Trust	101,857
Nelnet Student Loan Trust	42,089
SLC Student Loan Trust	67,407
SLM Student Loan Trust	102,450
Structured Asset Investment Loan Trust	7,558
Wells Fargo Home Equity Trust	14,673

Total market value of collateral securities	$1,047,591

(g)	Represents fractional shares.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  293

Portfolio of Investments (continued)  Seligman VP – Growth Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks	$232,573,269	$—	$—	$232,573,269

Total Equity Securities	232,573,269	—	—	232,573,269

Other
Affiliated Money Market Fund(c)	1,551,886	—	—	1,551,886
Investments of Cash Collateral Received for Securities on Loan	—	30,811,261	—	30,811,261

Total Other	1,551,886	30,811,261	—	32,363,147

Total	$234,125,155	$30,811,261	$—	$264,936,416

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

294  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  295

Portfolio of Investments
Seligman VP – Larger-Cap Value Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (98.8%)
Issuer	Shares		Value(a)

Aerospace & Defense (7.1%)
General Dynamics Corp.	9,000	(c)	$638,640
Honeywell International, Inc.	16,000		850,560
United Technologies Corp.	8,000		629,760

Total			2,118,960

Capital Markets (2.0%)
Morgan Stanley	22,000		598,620

Chemicals (7.5%)
EI du Pont de Nemours & Co.	22,000		1,097,360
Praxair, Inc.	6,000		572,820
The Sherwin-Williams Co.	7,000	(c)	586,250

Total			2,256,430

Commercial Banks (4.1%)
U.S. Bancorp	45,000		1,213,650

Communications Equipment (3.5%)
Juniper Networks, Inc.	28,000	(b,c)	1,033,760

Diversified Financial Services (9.9%)
Bank of America Corp.	110,766		1,477,618
JPMorgan Chase & Co.	35,000		1,484,700

Total			2,962,318

Food & Staples Retailing (3.5%)
Costco Wholesale Corp.	7,500	(c)	541,575
Wal-Mart Stores, Inc.	9,500		512,335

Total			1,053,910

Food Products (4.0%)
Tyson Foods, Inc., Class A	70,000		1,205,400

Health Care Equipment & Supplies (3.2%)
Baxter International, Inc.	19,000		961,780

Health Care Providers & Services (3.7%)
Humana, Inc.	20,000	(b)	1,094,800

Independent Power Producers & Energy Traders (4.1%)
The AES Corp.	100,000	(b)	1,218,000

Insurance (10.7%)
MetLife, Inc.	21,048		935,373
Prudential Financial, Inc.	9,000		528,390
The Travelers Companies, Inc.	10,000		557,100
Unum Group	50,000		1,211,000

Total			3,231,863

Multiline Retail (6.4%)
JC Penney Co., Inc.	28,000		904,680
Nordstrom, Inc.	24,000	(c)	1,017,120

Total			1,921,800

Oil, Gas & Consumable Fuels (12.8%)
Chevron Corp.	7,000		638,750
ConocoPhillips	10,000		681,000
Marathon Oil Corp.	14,926		552,710
The Williams Companies, Inc.	37,000	(c)	914,640
Valero Energy Corp.	45,000	(c)	1,040,401

Total			3,827,501

Pharmaceuticals (2.5%)
Bristol-Myers Squibb Co.	28,000	(c)	741,440

Road & Rail (4.9%)
CSX Corp.	11,000	(c)	710,710
Union Pacific Corp.	8,000		741,280

Total			1,451,990

Specialty Retail (4.7%)
Lowe’s Companies, Inc.	30,000		752,400
The Gap, Inc.	30,000		664,200

Total			1,416,600

Tobacco (4.2%)
Altria Group, Inc.	24,497		603,116
Philip Morris International, Inc.	11,000		643,830

Total			1,246,946

Total Common Stocks
(Cost: $22,938,337)			$29,555,768

Warrants (—%)
Issuer	Shares	Value(a)

Hotels, Restaurants & Leisure
Krispy Kreme Doughnuts, Inc.	7(b,d)	$2

Total Warrants
(Cost: $—)		$2

Money Market Fund (1.5%)
	Shares	Value(a)

Columbia Short-Term Cash Fund, 0.229%	447,502(e)	$447,502

Total Money Market Fund
(Cost: $447,502)		$447,502

Investments of Cash Collateral Received
for Securities on Loan (15.3%)
	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements(f)
Deutsche Bank AG dated 12-31-10, matures 01-03-11, repurchase price
$4,574,953	0.280%	$4,574,846	$4,574,846

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $4,574,846)			$4,574,846

Total Investments in Securities
(Cost: $27,960,685)			$34,578,118

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

See accompanying Notes to Financial Statements.

296  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(d)	Identifies issues considered to be illiquid as to their marketability (see Note 2 to the financial statements). The aggregate value of such securities at Dec. 31, 2010 was $2, representing less than 0.01%. Information concerning such security holdings at Dec. 31, 2010 was as follows:

Acquisition
Security	dates	Cost
Krispy Kreme Doughnuts, Inc.	07-01-09	$—

(e)	Affiliated Money Market Fund – See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Deutsche Bank AG (0.280%)
Security description	Value(a)
Freddie Mac REMICS	$2,435,710
Ginnie Mae I Pool	2,230,633

Total market value of collateral securities	$4,666,343

See accompanying Notes to Financial Statements.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  297

Portfolio of Investments (continued)  Seligman VP – Larger-Cap Value Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks	$29,555,768	$—	$—	$29,555,768
Warrants	2	—	—	2

Total Equity Securities	29,555,770	—	—	29,555,770

Other
Affiliated Money Market Fund(c)	447,502	—	—	447,502
Investments of Cash Collateral Received for Securities on Loan	—	4,574,846	—	4,574,846

Total Other	447,502	4,574,846	—	5,022,348

Investments in Securities	30,003,272	4,574,846	—	34,578,118

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

See accompanying Notes to Financial Statements.

298  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Financial Statements.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  299

Portfolio of Investments
Seligman VP – Smaller-Cap Value Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (100.1%)
Issuer	Shares		Value(a)

Aerospace & Defense (2.7%)
Cubic Corp.	50,000	(d)	$2,357,500

Airlines (6.0%)
Delta Air Lines, Inc.	205,000	(b)	2,583,000
United Continental Holdings, Inc.	115,000	(b,d)	2,739,300

Total			5,322,300

Auto Components (0.3%)
American Axle & Manufacturing Holdings, Inc.	20,000	(b,d)	257,200

Beverages (1.9%)
Central European Distribution Corp.	75,000	(b)	1,717,500

Chemicals (3.6%)
Cytec Industries, Inc.	23,400		1,241,605
Minerals Technologies, Inc.	30,000	(d)	1,962,300

Total			3,203,905

Commercial Services & Supplies (4.5%)
The Brink’s Co.	65,000	(d)	1,747,200
Waste Connections, Inc.	79,500		2,188,635

Total			3,935,835

Communications Equipment (1.8%)
F5 Networks, Inc.	12,000	(b)	1,561,920

Construction & Engineering (2.5%)
The Shaw Group, Inc.	65,000	(b)	2,224,950

Containers & Packaging (2.1%)
Owens-Illinois, Inc.	60,000	(b)	1,842,000

Diversified Consumer Services (3.6%)
Sotheby’s	70,000	(d)	3,150,000

Electrical Equipment (10.7%)
Belden, Inc.	90,000	(d)	3,313,800
EnerSys	100,000	(b)	3,212,000
Thomas & Betts Corp.	60,000	(b)	2,898,000

Total			9,423,800

Energy Equipment & Services (4.7%)
Exterran Holdings, Inc.	66,000	(b,d)	1,580,700
Terra Technologies, Inc.	216,000	(b,d)	2,563,920

Total			4,144,620

Food Products (2.9%)
Smithfield Foods, Inc.	125,000	(b,d)	2,578,750

Health Care Equipment & Supplies (0.6%)
Analogic Corp.	10,000	(d)	495,100

Health Care Providers & Services (3.2%)
WellCare Health Plans, Inc.	93,000	(b,d)	2,810,460

Hotels, Restaurants & Leisure (5.9%)
Penn National Gaming, Inc.	65,000	(b)	2,284,750
Texas Roadhouse, Inc.	170,000	(b,d)	2,918,900

Total			5,203,650

Household Durables (2.0%)
Lennar Corp., Class A	95,000	(d)	1,781,250

Insurance (13.2%)
Aspen Insurance Holdings Ltd.	75,000	(c)	2,146,500
Endurance Specialty Holdings Ltd.	20,000	(c,d)	921,400
Infinity Property & Casualty Corp.	40,000	(d)	2,471,999
Lincoln National Corp.	85,000		2,363,850
The Hanover Insurance Group, Inc.	42,000		1,962,240
WR Berkley Corp.	66,000	(d)	1,807,080

Total			11,673,069

IT Services (2.2%)
CACI International, Inc., Class A	37,000	(b,d)	1,975,800

Machinery (3.2%)
Douglas Dynamics, Inc.	57,797	(d)	875,625
Mueller Industries, Inc.	60,000	(d)	1,962,000

Total			2,837,625

Personal Products (3.3%)
Herbalife Ltd.	43,000	(c)	2,939,910

Professional Services (1.0%)
School Specialty, Inc.	65,000	(b,d)	905,450

Semiconductors & Semiconductor Equipment (11.2%)
Cypress Semiconductor Corp.	210,000	(b,d)	3,901,800
ON Semiconductor Corp.	330,000	(b,d)	3,260,400
Varian Semiconductor Equipment Associates, Inc.	75,000	(b,d)	2,772,750

Total			9,934,950

Software (6.3%)
Lawson Software, Inc.	270,000	(b,d)	2,497,500
Quest Software, Inc.	110,000	(b,d)	3,051,400

Total			5,548,900

Transportation Infrastructure (0.7%)
Aegean Marine Petroleum Network, Inc.	60,000	(c)	625,800

Total Common Stocks
(Cost: $46,764,258)			$88,452,244

Money Market Fund (0.2%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	143,973	(e)	$143,973

Total Money Market Fund
(Cost: $143,973)			$143,973

Investments of Cash Collateral Received
for Securities on Loan (20.1%)
	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements(f)
Cantor Fitzgerald & Co. dated 12-31-10, matures 01-03-11, repurchase price
$5,000,167	0.400%	$5,000,000	$5,000,000
Deutsche Bank AG dated 12-31-10, matures 01-03-11, repurchase price
$7,769,293	0.280	7,769,111	7,769,111
Pershing LLC dated 12-31-10, matures 01-03-11, repurchase price
$5,000,188	0.450	5,000,000	5,000,000

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $17,769,111)			$17,769,111

Total Investments in Securities
(Cost: $64,677,342)			$106,365,328

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

300  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(c)	Foreign security values are stated in U.S. dollars. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 7.51% of net assets.

(d)	At Dec. 31,2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e)	Affiliated Money Market Fund — See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.400%)
Security description	Value (a)
Fannie Mae Interest Strip	$160,155
Fannie Mae Pool	437,394
Fannie Mae Principal Strip	5,231
Fannie Mae REMICS	293,198
Federal Farm Credit Bank	272,685
Federal Home Loan Banks	488,537
Federal Home Loan Mortgage Corp	36,653
Federal National Mortgage Association	423,596
FHLMC Structured Pass Through Securities	173,399
Freddie Mac Non Gold Pool	419,859
Freddie Mac Reference REMIC	2,826
Freddie Mac REMICS	257,696
Freddie Mac Strips	75,992
Ginnie Mae I Pool	49,118
Ginnie Mae II Pool	272,271
Government National Mortgage Association	109,545
United States Treasury Inflation Indexed Bonds	15,057
United States Treasury Note/Bond	1,196,525
United States Treasury Strip Coupon	357,636
United States Treasury Strip Principal	52,627

Total market value of collateral securities	$5,100,000

Deutsche Bank AG (0.280%)
Security description	Value (a)
Freddie Mac REMICS	$4,136,381
Ginnie Mae I Pool	3,788,112

Total market value of collateral securities	$7,924,493

Pershing LLC (0.450%)
Security description	Value (a)
Fannie Mae Pool	$2,596,530
Fannie Mae REMICS	585,460
Freddie Mac Gold Pool	222,092
Freddie Mac REMICS	772,736
Ginnie Mae I Pool	197,792
Government National Mortgage Association	725,390

Total market value of collateral securities	$5,100,000

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  301

Portfolio of Investments (continued)  Seligman VP – Smaller-Cap Value Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the Inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques, in addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable Inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity Unobservable inputs are those that reflect the Fund’s assumptions about the Information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below;

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — Valuations based on significant unobservable Inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may Include price information, credit data, volatility statistice, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The Inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many Investments. This condition could cause an Investment to be reclassified between the various levels wrthln the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those Investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used In valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31. 2010:

	Fair value at Dec. 31 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	In active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks	$88,452,244	$—	$—	$88,452,244

Total Equity Securities	88,452,244	—	—	88,452,244

Other
Affiliated Money Market Fund(c)	143,973	—	—	143,973
Investments of Cash Collateral Received for Securities on Loan	—	17,769,111	—	17,769,111

Total Other	143,973	17,769,111	—	17,913,084

Total	$88,596,217	$17,769,111	$—	$106,365,328

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

302  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  303

Portfolio of Investments
Threadneedle VP – Emerging Markets Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (96.6%)(c)
Issuer	Shares		Value(a)

Brazil (15.7%)
Anhanguera Educacional Participacoes SA	484,400		$11,665,262
Banco Santander Brasil SA, ADR	999,798		13,597,253
BM&FBovespa SA	1,511,200		11,945,850
Fibria Celulose SA, ADR	441,049	(b)	7,056,784
Itaú Unibanco Holding SA, ADR	777,970		18,679,059
Localiza Rent a Car SA	619,697		10,036,032
Lojas Renner SA	315,200		10,702,757
MRV Engenharia e Participacoes SA	669,000		6,287,231
OGX Petroleo e Gas Participacoes SA	1,155,800	(b)	13,916,918
Petroleo Brasileiro SA, ADR	698,223		26,420,758
Vale SA, ADR	983,615		34,003,570

Total			164,311,474

China (14.5%)
Bank of China Ltd., Series H	19,058,599	(e)	10,054,073
China Construction Bank Corp., Series H	23,730,460		21,281,691
China National Building Material Co., Ltd.,	2,292,000		5,255,203
Series H China Yurun Food Group Ltd.	2,140,000		7,035,126
CNOOC Ltd.	3,599,000		8,539,058
CNOOC Ltd., ADR	55,501		13,229,773
Dongfang Electric Corp., Ltd., Series H	1,413,800	(e)	7,003,513
Dongfeng Motor Group Co., Ltd., Series H	4,812,000		8,296,552
Hengan International Group Co., Ltd.	794,500		6,854,249
Industrial & Commercial Bank of China, Series H	6,868,169	(e)	5,116,662
New Oriental Education & Technology Group, ADR	84,240	(b)	8,864,575
PetroChina Co., Ltd., Series H	5,838,000		7,631,765
Ping An Insurance Group Co. of China Ltd., Series H	1,180,000		13,193,772
Tencent Holdings Ltd.	451,600	(e)	9,814,107
Yanzhou Coal Mining Co., Ltd., Series H	3,614,000		11,043,811
Zhuzhou CSR Times Electric Co., Ltd., Series H	2,174,000		8,545,509

Total			151,759,439

Egypt (0.5%)
Orascom Construction Industries, GDR	99,323	(d)	4,865,834

Hong Kong (2.3%)
Agile Property Holdings Ltd.	4,226,000		6,220,463
Belle International Holdings Ltd.	3,026,000		5,116,011
China Mobile Ltd.	503,000		4,996,346
China Overseas Land & Investment Ltd.	4,165,920		7,707,917

Total			24,040,737

Hungary (0.8%)
OTP Bank PLC	338,115	(b)	8,174,424

India (7.4%)
Bharat Heavy Electricals Ltd.	176,783		9,189,948
ICICI Bank Ltd.	497,434		12,742,991
Infosys Technologies Ltd.	146,286		11,266,804
Jaiprakash Associates Ltd.	2,556,018		6,052,674
Larsen & Toubro Ltd.	231,945		10,270,182
Maruti Suzuki India Ltd.	304,708		9,690,669
Reliance Industries Ltd.	396,424		9,389,130
State Bank of India	149,870		9,427,728

Total			78,030,126

Indonesia (3.7%)
Astra International Tbk PT	705,500		4,280,263
Bank Mandiri Tbk PT	9,610,000		6,937,351
Bank Rakyat Indonesia Persero Tbk PT	6,279,500		7,333,015
Bumi Resources Tbk PT	24,175,000		8,130,323
Indofood CBP Sukses Makmur Tbk PT	10,309,500	(b)	5,370,130
Semen Gresik Persero Tbk PT	6,135,500		6,450,107

Total			38,501,189

Luxembourg (1.1%)
Evraz Group SA, GDR	188,989	(b,d)	6,779,036
Ternium SA, ADR	117,228		4,971,639

Total			11,750,675

Malaysia (2.3%)
Axiata Group Bhd	5,898,600	(b)	9,136,115
CIMB Group Holdings Bhd	1,880,900		5,220,461
Genting Bhd	2,739,000		9,990,272

Total			24,346,848

Mexico (4.2%)
America Movil SAB de CV, Series L, ADR	314,928		18,057,972
Grupo Financiero Banorte SAB de CV, Series O	2,243,400		10,686,411
Grupo Mexico SAB de CV, Series B	1,578,800		6,513,580
Wal-Mart de Mexico SAB de CV, Series V	3,058,500		8,758,853

Total			44,016,816

Philippine Islands (0.5%)
Ayala Corp.	592,520		5,319,394

Poland (1.1%)
Bank Pekao SA	111,123		6,730,398
Powszechna Kasa Oszczednosci Bank Polski SA	337,806		4,954,960

Total			11,685,358

Russia (7.4%)
Eurasia Drilling Co., Ltd., GDR	213,241	(d)	6,930,333
Lukoil OAO, ADR	201,662		11,393,903
Magnit OJSC, GDR	262,654	(d)	7,695,762
MMC Norilsk Nickel, ADR	475,241		11,393,902
Novolipetsk Steel OJSC, GDR	223,191	(d)	10,646,211
Sberbank of Russia	5,921,863		20,128,454
X5 Retail Group NV, GDR	198,946	(b,d)	9,201,252

Total			77,389,817

South Africa (7.0%)
Impala Platinum Holdings Ltd.	339,641		11,979,948
Kumba Iron Ore Ltd.	137,345		8,827,628
Life Healthcare Group Holdings Ltd.	3,866,749		8,694,126
Mr Price Group Ltd.	833,765		8,394,963
MTN Group Ltd.	459,716		9,356,361
Naspers Ltd., Series N	170,312		10,004,018
Shoprite Holdings Ltd.	496,624		7,493,048
Standard Bank Group Ltd.	559,205		9,106,153

Total			73,856,245

South Korea (12.5%)
Hyundai Department Store Co., Ltd.	74,950		9,288,440
Hyundai Engineering & Construction Co., Ltd.	144,220		9,260,643
Hyundai Heavy Industries Co., Ltd.	17,926		7,044,683
Hyundai Mobis	53,463		13,496,459
Hyundai Motor Co.	95,603		14,717,220
Kangwon Land, Inc.	223,700		5,558,238
LG Chem Ltd.	37,040		12,858,654
POSCO	17,610		7,584,982
Samsung Electronics Co., Ltd.	36,925		31,092,192

See accompanying Notes to Portfolio of Investments.

304  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Common Stocks (continued)
Issuer	Shares	Value(a)

South Korea (cont.)
Samsung Engineering Co., Ltd.	57,581	$9,812,501
Shinhan Financial Group Co., Ltd.	232,670	10,908,315

Total		131,622,327

Taiwan (8.6%)
Acer, Inc.	3,559,028	11,020,291
Cathay Financial Holding Co., Ltd.	4,245,000	7,542,323
Delta Electronics, Inc.	2,566,000	12,566,328
Hon Hai Precision Industry Co., Ltd.	4,395,042	17,747,523
MediaTek, Inc.	277,355	3,979,508
Synnex Technology International Corp.	2,547,909	6,891,210
Taiwan Semiconductor Manufacturing Co., Ltd.	6,472,838	15,793,920
Tripod Technology Corp.	2,387,161	9,762,601
Yuanta Financial Holding Co., Ltd.	6,825,000	5,113,238

Total		90,416,942

Thailand (2.1%)
Bangkok Bank PCL, NVDR	2,145,532	10,495,408
Siam Commercial Bank PCL	3,368,400	11,609,748

Total		22,105,156

Turkey (2.5%)
BIM Birlesik Magazalar AS	210,963	7,201,273
KOC Holding AS	2,102,700	10,281,081
Turkiye Garanti Bankasi AS	1,643,557	8,356,707

Total		25,839,061

United Kingdom (1.1%)
Antofagasta PLC	467,498	11,750,998

United States (1.3%)
Southern Copper Corp.	288,594	14,066,072

Total Common Stocks
(Cost: $798,923,381)		$1,013,848,932

Preferred Stocks (1.4%)(c)
Issuer	Shares	Value(a)

Brazil
Itaú Unibanco Holding SA	457,800	$10,966,804
Petroleo Brasileiro SA	246,800	4,054,890

Total Preferred Stocks
(Cost: $13,779,873)		$15,021,694

Money Market Fund (1.0%)
	Shares	Value(a)

Columbia Short-Term Cash Fund, 0.229%	10,923,710(g)	$10,923,710

Total Money Market Fund
(Cost: $10,923,710)		$10,923,710

Investments of Cash Collateral Received
for Securities on Loan (0.9%)
	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements(f)
Cantor Fitzgerald & Co. dated 12-31-10, matures 01-03-11, repurchase price
$2,000,067	0.400%	$2,000,000	$2,000,000
Deutsche Bank AG dated 12-31-10, matures 01-03-11, repurchase price
$6,942,444	0.280	6,942,282	6,942,282

Total			8,942,282

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $8,942,282)		$8,942,282

Total Investments in Securities
(Cost: $832,569,246)(h)		$1,048,736,618

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Dec. 31, 2010:

	Percentage of
Industry	net assets	Value(a)
Auto Components	1.3%	$13,496,459
Automobiles	3.5	36,984,704
Banking	1.0	10,966,804
Capital Markets	0.5	5,113,238
Chemicals	1.2	12,858,654
Commercial Banks	20.1	211,541,262
Computers & Peripherals	1.0	11,020,291
Construction & Engineering	3.3	34,209,160
Construction Materials	1.1	11,705,310
Diversified Consumer Services	2.0	20,529,837
Diversified Financial Services	1.6	17,265,244
Electrical Equipment	2.4	24,738,970
Electronic Equipment, Instruments & Components	4.5	46,967,662
Energy Equipment & Services	0.7	6,930,333
Food & Staples Retailing	3.8	40,350,188
Food Products	1.2	12,405,256
Health Care Providers & Services	0.8	8,694,126
Hotels, Restaurants & Leisure	1.5	15,548,510
Household Durables	0.6	6,287,231
Industrial Conglomerates	1.6	16,333,755
Insurance	2.0	20,736,095
Internet Software & Services	0.9	9,814,107
IT Services	1.1	11,266,804
Machinery	0.7	7,044,683

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  305

Portfolio of Investments (continued)  Threadneedle VP – Emerging Markets Fund

Summary of Investments in Securities by Industry (continued)

	Percentage of
Industry	net assets	Value(a)
Media	1.0%	$10,004,018
Metals & Mining	12.2	128,517,566
Multiline Retail	1.9	19,991,197
Oil Field Services	0.4	4,054,890
Oil, Gas & Consumable Fuels	10.4	109,695,439
Paper & Forest Products	0.7	7,056,784
Personal Products	0.6	6,854,249
Real Estate Management & Development	1.3	13,928,380
Road & Rail	1.0	10,036,032
Semiconductors & Semiconductor Equipment	4.8	50,865,620
Specialty Retail	1.3	13,510,974
Wireless Telecommunication Services	4.0	41,546,794
Other(1)	1.9	19,865,992

Total		$1,048,736,618

(1)	Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Notes to Portfolio of Investments

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
NVDR	— Non-voting Depository Receipt

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars.

(d)	Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2010, the value of these securities amounted to $46,118,428 or 4.39% of net assets.

(e)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.400%)
Security description	Value (a)
Fannie Mae Interest Strip	$64,062
Fannie Mae Pool	174,958
Fannie Mae Principal Strip	2,092
Fannie Mae REMICS	117,279
Federal Farm Credit Bank	109,074
Federal Home Loan Banks	195,415
Federal Home Loan Mortgage Corp	14,661
Federal National Mortgage Association	169,438
FHLMC Structured Pass Through Securities	69,360
Freddie Mac Non Gold Pool	167,944
Freddie Mac Reference REMIC	1,130
Freddie Mac REMICS	103,079
Freddie Mac Strips	30,397
Ginnie Mae I Pool	19,647
Ginnie Mae II Pool	108,908

306  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.400%) (continued)
Security description	Value (a)
Government National Mortgage Association	$43,818
United States Treasury Inflation Indexed Bonds	6,023
United States Treasury Note/Bond	478,610
United States Treasury Strip Coupon	143,054
United States Treasury Strip Principal	21,051

Total market value of collateral securities	$2,040,000

Deutsche Bank AG (0.280%)
Security description	Value(a)
Freddie Mac REMICS	$3,696,166
Ginnie Mae I Pool	3,384,962

Total market value of collateral securities	$7,081,128

(g)	Affiliated Money Market Fund — See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(h)	At Dec. 31, 2010, the cost of securities for federal income tax purposes was $850,142,400 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$211,450,825
Unrealized depreciation	(12,856,607)

Net unrealized appreciation	$198,594,218

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  307

Portfolio of Investments (continued)  Threadneedle VP – Emerging Markets Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

308  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Equity Securities
Common Stocks
Auto Components	$—	$13,496,459	$—	$13,496,459
Automobiles	—	36,984,704	—	36,984,704
Capital Markets	—	5,113,238	—	5,113,238
Chemicals	—	12,858,654	—	12,858,654
Commercial Banks	42,962,723	168,578,539	—	211,541,262
Computers & Peripherals	—	11,020,291	—	11,020,291
Construction & Engineering	—	34,209,160	—	34,209,160
Construction Materials	—	11,705,310	—	11,705,310
Diversified Financial Services	11,945,850	5,319,394	—	17,265,244
Electrical Equipment	—	24,738,970	—	24,738,970
Electronic Equipment, Instruments & Components	—	46,967,662	—	46,967,662
Energy Equipment & Services	—	6,930,333	—	6,930,333
Food & Staples Retailing	8,758,853	31,591,335	—	40,350,188
Food Products	—	12,405,256	—	$12,405,256
Health Care Providers & Services	—	8,694,126	—	8,694,126
Hotels, Restaurants & Leisure	—	15,548,510	—	15,548,510
Industrial Conglomerates	—	16,333,755	—	16,333,755
Insurance	—	20,736,095	—	20,736,095
Internet Software & Services	—	9,814,107	—	9,814,107
IT Services	—	11,266,804	—	11,266,804
Machinery	—	7,044,683	—	7,044,683
Media	—	10,004,018	—	10,004,018
Metals & Mining	70,948,763	57,568,803	—	128,517,566
Multiline Retail	10,702,757	9,288,440	—	19,991,197
Oil, Gas & Consumable Fuels	53,567,449	56,127,990	—	109,695,439
Personal Products	—	6,854,249	—	6,854,249
Real Estate Management & Development	—	13,928,380	—	13,928,380
Semiconductors & Semiconductor Equipment	—	50,865,620	—	50,865,620
Specialty Retail	—	13,510,974	—	13,510,974
Wireless Telecommunication Services	18,057,972	23,488,822	—	41,546,794
All Other Industries	43,909,884	—	—	43,909,884
Preferred Stocks	15,021,694	—	—	15,021,694

Total Equity Securities	275,875,945	752,994,681	—	1,028,870,626

Other
Affiliated Money Market Fund(c)	10,923,710	—	—	10,923,710
Investments of Cash Collateral Received for Securities on Loan	—	8,942,282	—	8,942,282

Total Other	10,923,710	8,942,282	—	19,865,992

Total	$286,799,655	$761,936,963	$—	$1,048,736,618

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	The amount of securities transferred out of Level 2 into Level 1 during the period was $40,803,033.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  309

Portfolio of Investments (continued)  Threadneedle VP – Emerging Markets Fund

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

310  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Portfolio of Investments
Threadneedle VP – International Opportunity Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (97.4%)(c)
Issuer	Shares		Value(a)

Australia (4.7%)
Australia & New Zealand Banking Group Ltd.	201,231		$4,800,706
BHP Billiton Ltd.	106,800		4,937,570
CSL Ltd.	76,636		2,841,470
Macquarie Group Ltd.	74,534		2,818,363
Newcrest Mining Ltd.	112,599		4,652,314
Rio Tinto Ltd.	51,968	(d)	4,538,089

Total	24,588,512

Belgium (1.1%)
Anheuser-Busch InBev NV	105,195		6,018,737

Bermuda (0.7%)
SeaDrill Ltd.	106,097	(d)	3,628,107

Brazil (2.2%)
Itaú Unibanco Holding SA, ADR	165,510		3,973,895
Lojas Renner SA	98,800		3,354,799
MRV Engenharia e Participacoes SA	226,800		2,131,456
OGX Petroleo e Gas Participacoes SA	162,600	(b)	1,957,857

Total	11,418,007

Canada (1.8%)
Canadian National Railway Co.	50,800		3,379,367
CGI Group, Inc., Class A	199,800	(b)	3,445,518
IESI-BFC Ltd.	113,290	(d)	2,747,629

Total	9,572,514

China (3.8%)
China National Building Material Co., Ltd., Series H	1,196,000		2,742,244
China Yurun Food Group Ltd.	688,000		2,261,760
Dongfeng Motor Group Co., Ltd., Series H	1,136,000		1,958,621
Industrial & Commercial Bank of China, Series H	6,866,695		5,115,564
Ping An Insurance Group Co. of China Ltd., Series H	202,000		2,258,595
Tencent Holdings Ltd.	147,400		3,203,276
Yanzhou Coal Mining Co., Ltd., Series H	894,000	(d)	2,731,922

Total	20,271,982

Denmark (1.3%)
Novo Nordisk A/S, Series B	60,704		6,844,034

France (8.4%)
Air Liquide SA	33,013		4,176,632
BNP Paribas	85,212		5,423,322
Edenred	115,734	(b)	2,740,745
Legrand SA	103,657		4,222,881
LVMH Moet Hennessy Louis Vuitton SA	49,940		8,218,130
Publicis Groupe SA	86,554	(d)	4,512,510
Safran SA	111,484	(d)	3,949,343
Schneider Electric SA	37,343		5,591,054
Societe Generale	105,452		5,669,743

Total	44,504,360

Germany (7.5%)
BASF SE	74,748		5,998,292
BMW AG	74,273		5,839,975
Fresenius Medical Care AG & Co. KGaA	147,060		8,527,492
Infineon Technologies AG	382,256	(b)	3,587,465
Kabel Deutschland Holding AG	39,612	(b,d)	1,859,303
Linde AG	23,068		3,507,905
MAN SE	23,601		2,833,856
SAP AG	50,591		2,569,368
Siemens AG	40,201		5,006,973

Total	39,730,629

Hong Kong (2.5%)
Hong Kong Exchanges and Clearing Ltd.	148,600		3,370,841
Li & Fung Ltd.	1,160,000		6,731,343
Sun Hung Kai Properties Ltd.	202,000		3,355,404

Total	13,457,588

Indonesia (0.8%)
Bank Mandiri Tbk PT	6,141,000		4,433,119

Italy (1.4%)
Fiat SpA	167,705		3,469,605
Saipem SpA	83,552		4,126,747

Total	7,596,352

Japan (15.4%)
Aisin Seiki Co., Ltd.	9,700		341,920
Asahi Breweries Ltd.	56,500		1,090,888
Asahi Kasei Corp.	259,000		1,685,327
Asics Corp.	36,000		460,955
Bridgestone Corp.	25,400		489,105
Canon, Inc.	54,350		2,792,735
Daiichi Sankyo Co., Ltd.	28,100		613,959
East Japan Railway Co.	23,900		1,551,425
Fanuc Corp.	8,800		1,345,633
Fujitsu Ltd.	57,000		395,062
Goldcrest Co., Ltd.	31,160	(d)	812,228
Hankyu Hanshin Holdings, Inc.	218,000		1,010,732
Hisamitsu Pharmaceutical Co., Inc.	14,300		601,244
Hitachi Ltd.	77,000		408,957
Honda Motor Co., Ltd.	68,300		2,696,715
Hoya Corp.	31,200		754,670
J Front Retailing Co., Ltd.	156,000		850,439
Jafco Co., Ltd.	15,800	(d)	456,976
JFE Holdings, Inc.	37,000		1,283,350
JGC Corp.	17,000		368,588
JX Holdings, Inc.	75,900		513,808
Kawasaki Heavy Industries Ltd.	354,000		1,186,848
Kawasaki Kisen Kaisha Ltd.	191,000	(d)	831,872
Kirin Holdings Co., Ltd.	47,000		657,588
Komatsu Ltd.	70,800		2,131,646
Kyocera Corp.	11,200		1,138,312
Lawson, Inc.	16,200		800,037
Makita Corp.	44,300		1,803,318
Mitsubishi Corp.	59,100		1,593,436
Mitsubishi Electric Corp.	159,000	(d)	1,662,048
Mitsubishi Estate Co., Ltd.	79,000		1,460,555
Mitsubishi Gas Chemical Co., Inc.	61,000		431,613
Mitsubishi UFJ Financial Group, Inc.	586,200		3,162,031
Mitsubishi UFJ Lease & Finance Co., Ltd.	20,130		794,838
Mitsui & Co., Ltd.	25,300		416,438
Mitsui Fudosan Co., Ltd.	48,000		954,285
Mizuho Financial Group, Inc.	965,400		1,811,639
MS&AD Insurance Group Holdings	32,700		816,582
Murata Manufacturing Co., Ltd.	14,700		1,026,522
NGK Spark Plug Co., Ltd.	83,000		1,268,848
Nintendo Co., Ltd.	4,100		1,197,445
Nippon Electric Glass Co., Ltd.	40,000		574,369
Nippon Sheet Glass Co., Ltd.	344,000		923,035
Nippon Telegraph & Telephone Corp.	24,500		1,116,089
Nissan Motor Co., Ltd.	205,100		1,940,933
Nomura Holdings, Inc.	60,800		385,923
NSK Ltd.	89,000		800,704
NTT DoCoMo, Inc.	851		1,482,654
ORIX Corp.	5,850	(d)	573,367
Osaka Gas Co., Ltd.	276,000		1,070,292
Rinnai Corp.	12,000		731,806
Santen Pharmaceutical Co., Ltd.	36,200		1,255,526
Sanwa Holdings Corp.	101,000		318,004
Seven & I Holdings Co., Ltd.	22,300		593,492
Shin-Etsu Chemical Co., Ltd.	29,100		1,568,970
Shiseido Co., Ltd.	16,400	(d)	357,264
Softbank Corp.	29,300		1,010,651
Sony Corp.	43,600		1,559,916
Sumitomo Corp.	85,100		1,198,419
Sumitomo Metal Industries Ltd.	281,000		689,128
Sumitomo Metal Mining Co., Ltd.	43,000		749,257
Sumitomo Mitsui Financial Group, Inc.	55,700		1,972,906
Suzuki Motor Corp.	52,000		1,277,010
Takeda Pharmaceutical Co., Ltd.	16,000		786,304
The Bank of Kyoto Ltd.	45,000		425,517

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  311

Portfolio of Investments (continued)  Threadneedle VP – International Opportunity Fund

Common Stocks (continued)
Issuer	Shares		Value(a)

Japan (cont.)
The Chiba Bank Ltd.	114,000		$739,473
The Dai-ichi Life Insurance Co., Ltd.	587		950,336
The Kansai Electric Power Co., Inc.	29,600		730,171
The Shizuoka Bank Ltd.	52,000		478,312
The Tokyo Electric Power Co., Inc.	32,200		785,408
Tokio Marine Holdings, Inc.	44,800		1,331,385
Tokyo Electron Ltd.	17,500		1,102,228
Tokyo Gas Co., Ltd.	98,000		434,130
Toshiba Corp.	79,000		428,914
Toyota Motor Corp.	92,500		3,642,926
Ushio, Inc.	38,300		727,509
Yamada Denki Co., Ltd.	16,260		1,106,596

Total	81,489,541

Luxembourg (0.4%)
Evraz Group SA, GDR	59,868	(b,e)	2,147,465

Mexico (1.1%)
America Movil SAB de CV, Series L, ADR	49,548		2,841,082
Grupo Modelo SAB de CV, Series C	394,500		2,457,041
Wal-Mart de Mexico SAB de CV, Series V	233,200		667,832

Total	5,965,955

Netherlands (2.2%)
ASML Holding NV	133,650		5,163,370
ING Groep NV-CVA	668,512	(b)	6,505,895

Total	11,669,265

Norway (1.4%)
DnB NOR ASA	289,995		4,089,581
Telenor ASA	196,565		3,210,880

Total	7,300,461

Singapore (1.4%)
Oversea-Chinese Banking Corp., Ltd.	706,190		5,444,524
Singapore Airlines Ltd.	146,000		1,743,114

Total	7,187,638

South Korea (1.6%)
Hyundai Mobis	11,742		2,964,207
Samsung Electronics Co., Ltd.	6,429		5,413,452

Total	8,377,659

Spain (2.0%)
Amadeus IT Holding SA, Series A	309,474	(b)	6,506,084
Inditex SA	53,558		4,010,480

Total	10,516,564

Sweden (4.6%)
Assa Abloy AB, Series B	148,209		4,188,659
Atlas Copco AB, Series A	203,242		5,140,202
Autoliv, Inc., SDR	72,567		5,758,106
Swedish Match AB	207,445		6,022,725
TeliaSonera AB	398,671	(d)	3,170,874

Total	24,280,566

Switzerland (5.9%)
Credit Suisse Group AG	112,335		4,532,526
Nestlé SA	162,298		9,525,332
SGS SA	2,239		3,764,715
Syngenta AG	13,024		3,824,729
The Swatch Group AG	81,051		6,551,814
Xstrata PLC	117,065		2,748,133

Total	30,947,249

Taiwan (1.6%)
Advanced Semiconductor Engineering, Inc.	292,720		339,518
Hon Hai Precision Industry Co., Ltd.	553,574		2,235,375
MediaTek, Inc.	167,333		2,400,905
Taiwan Semiconductor Manufacturing Co., Ltd.	1,437,149		3,506,687

Total	8,482,485

Turkey (0.6%)
KOC Holding AS	409,133		2,000,442
Turkiye Garanti Bankasi AS	212,487		1,080,396

Total	3,080,838

United Kingdom (23.0%)
Admiral Group PLC	364,150		8,602,464
Aggreko PLC	256,755		5,933,310
ARM Holdings PLC	470,999		3,108,839
BG Group PLC	526,757		10,644,990
BP PLC	984,235		7,144,883
British Airways PLC	811,845	(b,d)	3,449,606
British American Tobacco PLC	143,521		5,513,127
Burberry Group PLC	298,074		5,224,207
Carnival PLC	66,126		3,074,750
HSBC Holdings PLC	284,386		2,887,259
IG Group Holdings PLC	496,442		3,947,923
Lonmin PLC	97,373	(b)	2,985,053
Prudential PLC	418,368		4,357,776
Rio Tinto PLC	188,139		13,161,835
Shire PLC	220,832		5,313,221
Standard Chartered PLC	324,453		8,729,647
Tesco PLC	979,540		6,491,440
The Weir Group PLC	164,049		4,553,271
Tullow Oil PLC	316,581		6,224,864
Vodafone Group PLC	3,796,031		9,813,959

Total	121,162,424

Total Common Stocks
(Cost: $402,294,802)			$514,672,051

Preferred Stocks (1.9%)(c)
Issuer	Shares		Value(a)

Germany
Volkswagen AG	60,616		$9,892,397

Total Preferred Stocks
(Cost: $5,516,354)			$9,892,397

Money Market Fund (0.6%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	3,286,537	(f)	$3,286,537

Total Money Market Fund
(Cost: $3,286,537)			$3,286,537

Investments of Cash Collateral Received
for Securities on Loan (5.3%)
	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements(g)
Cantor Fitzgerald & Co. dated 12-31-10, matures 01-03-11, repurchase price
$5,000,167	0.400%	$5,000,000	$5,000,000
Deutsche Bank AG dated 12-31-10, matures 01-03-11, repurchase price
$7,012,961	0.280	7,012,798	7,012,798
Merrill Lynch Government Securities Income dated 12-31-10, matures 01-03-11, repurchase price
$5,000,104	0.250	5,000,000	5,000,000
Mizuho Securities USA, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$5,000,208	0.500	5,000,000	5,000,000
Pershing LLC dated 12-31-10, matures 01-03-11, repurchase price
$5,000,188	0.450	5,000,000	5,000,000
RBS Securities, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$1,000,025	0.300	1,000,000	1,000,000

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $28,012,798)			$28,012,798

Total Investments in Securities
(Cost: $439,110,491)(h)			$555,863,783

See accompanying Notes to Portfolio of Investments.

312  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Dec. 31, 2010:

	Percentage of
Industry	net assets	Value(a)
Aerospace & Defense	0.7%	$3,949,343
Airlines	1.0	5,192,720
Auto Components	2.0	10,822,186
Automobiles	3.9	20,825,785
Automotive	1.9	9,892,397
Beverages	1.9	10,224,254
Biotechnology	0.5	2,841,470
Building Products	1.0	5,429,698
Capital Markets	1.6	8,193,788
Chemicals	4.0	21,193,468
Commercial Banks	11.4	60,237,634
Commercial Services & Supplies	2.2	11,421,684
Computers & Peripherals	0.2	823,976
Construction & Engineering	0.1	368,588
Construction Materials	0.5	2,742,244
Consumer Finance	0.1	573,367
Distributors	1.3	6,731,343
Diversified Financial Services	2.8	14,619,497
Diversified Telecommunication Services	1.4	7,497,843
Electric Utilities	0.3	1,515,579
Electrical Equipment	2.3	12,203,492
Electronic Equipment, Instruments & Components	1.2	6,138,205
Energy Equipment & Services	1.5	7,754,854
Food & Staples Retailing	1.6	8,552,801
Food Products	2.2	11,787,092
Gas Utilities	0.3	1,504,422
Health Care Providers & Services	1.6	8,527,492
Hotels, Restaurants & Leisure	0.6	3,074,750
Household Durables	0.8	4,423,178
Industrial Conglomerates	1.5	8,018,147
Insurance	3.5	18,317,138
Internet Software & Services	0.6	3,203,276
IT Services	1.9	9,951,602
Machinery	3.7	19,795,478
Marine	0.2	831,872
Media	1.2	6,371,813
Metals & Mining	7.2	37,892,194
Multiline Retail	0.8	4,205,238
Office Electronics	0.5	2,792,735
Oil, Gas & Consumable Fuels	5.5	29,218,324
Personal Products	0.1	357,264
Pharmaceuticals	2.9	15,414,288
Professional Services	0.7	3,764,715
Real Estate Management & Development	1.2	6,582,472
Road & Rail	0.9	4,930,792
Semiconductors & Semiconductor Equipment	4.7	24,622,464
Software	0.7	3,766,813
Specialty Retail	1.0	5,117,076
Textiles, Apparel & Luxury Goods	3.9	20,455,106
Tobacco	2.2	11,535,852
Trading Companies & Distributors	0.6	3,208,293
Wireless Telecommunication Services	2.9	15,148,346
Other(1)	5.9	31,299,335

Total		$555,863,783

(1)	Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  313

Portfolio of Investments (continued)  Threadneedle VP – International Opportunity Fund

Notes to Portfolio of Investments

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
SDR	— Swedish Depositary Receipt

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars.

(d)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e)	Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2010, the value of these securities amounted to $2,147,465 or 0.41% of net assets.

(f)	Affiliated Money Market Fund — See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(g)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.400%)
Security description	Value(a)
Fannie Mae Interest Strip	$160,155
Fannie Mae Pool	437,394
Fannie Mae Principal Strip	5,231
Fannie Mae REMICS	293,198
Federal Farm Credit Bank	272,685
Federal Home Loan Banks	488,537
Federal Home Loan Mortgage Corp	36,653
Federal National Mortgage Association	423,596
FHLMC Structured Pass Through Securities	173,399
Freddie Mac Non Gold Pool	419,859
Freddie Mac Reference REMIC	2,826
Freddie Mac REMICS	257,696
Freddie Mac Strips	75,992
Ginnie Mae I Pool	49,118
Ginnie Mae II Pool	272,271
Government National Mortgage Association	109,545
United States Treasury Inflation Indexed Bonds	15,057
United States Treasury Note/Bond	1,196,525
United States Treasury Strip Coupon	357,636
United States Treasury Strip Principal	52,627

Total market value of collateral securities	$5,100,000

Deutsche Bank AG (0.280%)
Security description	Value(a)
Freddie Mac REMICS	$3,733,708
Ginnie Mae I Pool	3,419,345

Total market value of collateral securities	$7,153,053

Merrill Lynch Government Securities Income (0.250%)
Security description	Value(a)
Fannie Mae REMICS	$960,321
Freddie Mac REMICS	4,139,688

Total market value of collateral securities	$5,100,009

314  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Mizuho Securities USA, Inc. (0.500%)
Security description	Value(a)
Fannie Mae Grantor Trust	$2,469
Fannie Mae Pool	2,074,775
Fannie Mae REMICS	214,119
Fannie Mae Whole Loan	5,817
Federal Farm Credit Bank	3,332
Federal Home Loan Banks	86,452
Federal Home Loan Mortgage Corp	13,315
FHLMC Structured Pass Through Securities	12,611
Freddie Mac Gold Pool	1,087,172
Freddie Mac Non Gold Pool	128,998
Freddie Mac REMICS	239,699
Ginnie Mae II Pool	175,519
Government National Mortgage Association	325,572
United States Treasury Note/Bond	730,150

Total market value of collateral securities	$5,100,000

Pershing LLC (0.450%)
Security description	Value(a)
Fannie Mae Pool	$2,596,530
Fannie Mae REMICS	585,460
Freddie Mac Gold Pool	222,092
Freddie Mac REMICS	772,736
Ginnie Mae I Pool	197,792
Government National Mortgage Association	725,390

Total market value of collateral securities	$5,100,000

RBS Securities, Inc. (0.300%)
Security description	Value(a)
Amortizing Residential Collateral Trust	$36,653
Capital One Multi-Asset Execution Trust	134,099
Chase Issuance Trust	35,945
Citibank Credit Card Issuance Trust	83,971
Citibank Omni Master Trust	81,145
Discover Card Master Trust I	48,968
First Franklin Mortgage Loan Asset Backed Certificates	29,632
First National Master Note Trust	44,146
Ford Credit Auto Owner Trust	7,646
Freddie Mac Gold Pool	82,095
GS Mortgage Securities Corp II	33,357
HSBC Home Equity Loan Trust	93,900
Merrill Lynch/Countrywide Commercial Mortgage Trust	101,857
Nelnet Student Loan Trust	42,089
SLC Student Loan Trust	67,407
SLM Student Loan Trust	102,450
Structured Asset Investment Loan Trust	7,558
Wells Fargo Home Equity Trust	14,673

Total market value of collateral securities	$1,047,591

(h)	At Dec. 31, 2010, the cost of securities for federal income tax purposes was $449,306,042 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$111,400,920
Unrealized depreciation	(4,843,179)

Net unrealized appreciation	$106,557,741

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  315

Portfolio of Investments (continued)  Threadneedle VP – International Opportunity Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Equity Securities
Common Stocks
Aerospace & Defense	$—	$3,949,343	$—	$3,949,343
Airlines	—	5,192,720	—	5,192,720
Auto Components	—	10,822,186	—	10,822,186
Automobiles	—	20,825,785	—	20,825,785
Beverages	2,457,041	7,767,213	—	10,224,254
Biotechnology	—	2,841,470	—	2,841,470
Building Products	—	5,429,698	—	5,429,698
Capital Markets	—	8,193,788	—	8,193,788
Chemicals	—	21,193,468	—	21,193,468
Commercial Banks	3,973,895	56,263,739	—	60,237,634
Commercial Services & Supplies	2,747,629	8,674,055	—	11,421,684
Computers & Peripherals	—	823,976	—	823,976
Construction & Engineering	—	368,588	—	368,588

316  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Construction Materials	$—	$2,742,244	$—	$2,742,244
Consumer Finance	—	573,367	—	573,367
Distributors	—	6,731,343	—	6,731,343
Diversified Financial Services	—	14,619,497	—	14,619,497
Diversified Telecommunication Services	—	7,497,843	—	7,497,843
Electric Utilities	—	1,515,579	—	1,515,579
Electrical Equipment	—	12,203,492	—	12,203,492
Electronic Equipment, Instruments & Components	—	6,138,205	—	6,138,205
Energy Equipment & Services	—	7,754,854	—	7,754,854
Food & Staples Retailing	667,832	7,884,969	—	8,552,801
Food Products	—	11,787,092	—	11,787,092
Gas Utilities	—	1,504,422	—	1,504,422
Health Care Providers & Services	—	8,527,492	—	8,527,492
Hotels, Restaurants & Leisure	—	3,074,750	—	3,074,750
Household Durables	2,131,456	2,291,722	—	4,423,178
Industrial Conglomerates	—	8,018,147	—	8,018,147
Insurance	—	18,317,138	—	18,317,138
Internet Software & Services	—	3,203,276	—	3,203,276
IT Services	3,445,518	6,506,084	—	9,951,602
Machinery	—	19,795,478	—	19,795,478
Marine	—	831,872	—	831,872
Media	—	6,371,813	—	6,371,813
Metals & Mining	—	37,892,194	—	37,892,194
Multiline Retail	3,354,798	850,440	—	4,205,238
Office Electronics	—	2,792,735	—	2,792,735
Oil, Gas & Consumable Fuels	1,957,857	27,260,467	—	29,218,324
Personal Products	—	357,264	—	357,264
Pharmaceuticals	—	15,414,288	—	15,414,288
Professional Services	—	3,764,715	—	3,764,715
Real Estate Management & Development	—	6,582,472	—	6,582,472
Road & Rail	3,379,367	1,551,425	—	4,930,792
Semiconductors & Semiconductor Equipment	—	24,622,464	—	24,622,464
Software	—	3,766,813	—	3,766,813
Specialty Retail	—	5,117,076	—	5,117,076
Textiles, Apparel & Luxury Goods	—	20,455,106	—	20,455,106
Tobacco	—	11,535,852	—	11,535,852
Trading Companies & Distributors	—	3,208,293	—	3,208,293
Wireless Telecommunication Services	2,841,082	12,307,264	—	15,148,346
Preferred Stocks
Automotive	—	9,892,397	—	9,892,397

Total Equity Securities	26,956,475	497,607,973	—	524,564,448

Other
Affiliated Money Market Fund(c)	3,286,537	—	—	3,286,537
Investments of Cash Collateral Received for Securities on Loan	—	28,012,798	—	28,012,798

Total Other	3,286,537	28,012,798	—	31,299,335

Total	$30,243,012	$525,620,771	$—	$555,863,783

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	The amount of securities transferred out of Level 2 into Level 1 during the period was $6,094,514.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  317

Portfolio of Investments (continued)  Threadneedle VP – International Opportunity Fund

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

318  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Portfolio of Investments
VP – Davis New York Venture Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (94.8%)
Issuer	Shares		Value(a)

Aerospace & Defense (0.6%)
Lockheed Martin Corp.	128,390		$8,975,745

Automobiles (1.6%)
Harley-Davidson, Inc.	650,505	(f)	22,553,008

Beverages (3.7%)
Diageo PLC, ADR	222,190	(c,f)	16,515,383
Heineken Holding NV	355,503	(c)	15,457,065
The Coca-Cola Co.	327,690		21,552,171

Total			53,524,619

Capital Markets (5.9%)
GAM Holding AG	294,740	(b,c)	4,880,846
Julius Baer Group Ltd.	583,950	(c)	27,392,123
The Bank of New York Mellon Corp.	1,392,790		42,062,258
The Charles Schwab Corp.	43,900		751,129
The Goldman Sachs Group, Inc.	51,560		8,670,330

Total			83,756,686

Chemicals (1.7%)
Air Products & Chemicals, Inc.	34,700		3,155,965
Monsanto Co.	214,000		14,902,960
Potash Corp. of Saskatchewan, Inc.	29,466	(c)	4,562,221
Praxair, Inc.	24,100		2,300,827

Total			24,921,973

Commercial Banks (4.5%)
Wells Fargo & Co.	2,068,530		64,103,745

Commercial Services & Supplies (1.6%)
Iron Mountain, Inc.	940,699	(f)	23,526,882

Computers & Peripherals (0.8%)
Hewlett-Packard Co.	271,770		11,441,517

Construction Materials (0.5%)
Martin Marietta Materials, Inc.	42,960	(f)	3,962,631
Vulcan Materials Co.	86,740	(f)	3,847,786

Total			7,810,417

Consumer Finance (4.4%)
American Express Co.	1,479,005		63,478,895

Containers & Packaging (2.3%)
Sealed Air Corp.	1,307,246	(f)	33,269,411

Diversified Financial Services (0.5%)
JPMorgan Chase & Co.	32,320		1,371,014
Moody’s Corp.	212,333		5,635,318

Total			7,006,332

Energy Equipment & Services (1.0%)
Schlumberger Ltd.	32,400		2,705,400
Transocean Ltd.	165,265	(b,c,f)	11,487,570

Total			14,192,970

Food & Staples Retailing (9.2%)
Costco Wholesale Corp.	1,064,100	(f)	76,838,662
CVS Caremark Corp.	1,566,238		54,458,095

Total			131,296,757

Food Products (1.4%)
Kraft Foods, Inc., Class A	134,100		4,225,491
Mead Johnson Nutrition Co.	107,610		6,698,723
Nestlé SA	40,000	(c)	2,347,615
The Hershey Co.	35,440		1,670,996
Unilever NV	178,700	(c,f)	5,611,180

Total			20,554,005

Health Care Equipment & Supplies (1.7%)
Baxter International, Inc.	170,500		8,630,710
Becton Dickinson and Co.	184,250	(f)	15,572,810

Total			24,203,520

Health Care Providers & Services (1.8%)
Express Scripts, Inc.	474,565	(b)	25,650,238

Household Durables (0.2%)
Hunter Douglas NV	49,010	(c)	2,592,491

Household Products (0.9%)
The Procter & Gamble Co.	202,870		13,050,627

Industrial Conglomerates (0.4%)
Tyco International Ltd.	138,512		5,739,937

Insurance (9.0%)
AON Corp.	37,470		1,723,995
Berkshire Hathaway, Inc., Class B	274,096	(b)	21,957,831
Fairfax Financial Holdings Ltd.	20,780	(c)	8,498,000
Loews Corp.	1,165,670		45,356,219
Markel Corp.	4,097	(b,f)	1,549,199
The Progressive Corp.	1,762,767		35,026,179
Transatlantic Holdings, Inc.	285,005		14,711,958

Total			128,823,381

Internet & Catalog Retail (0.4%)
Liberty Media Corp. — Interactive, Class A	344,488	(b,e)	5,432,576

Internet Software & Services (1.1%)
Google, Inc., Class A	25,720	(b,f)	15,276,908

IT Services (0.3%)
Visa, Inc., Class A	57,580	(f)	4,052,480

Life Sciences Tools & Services (1.2%)
Agilent Technologies, Inc.	402,462	(b)	16,674,001

Marine (1.2%)
China Shipping Development Co., Ltd., Series H	3,324,000	(c)	4,430,860
Kuehne & Nagel International AG	89,333	(c)	12,451,424

Total			16,882,284

Media (0.7%)
Grupo Televisa SA, ADR	290,310	(b,c,f)	7,527,738
Liberty Media Corp. — Starz, Series A	27,602	(b,e)	1,834,981

Total			9,362,719

Metals & Mining (1.3%)
BHP Billiton PLC	237,980	(c)	9,466,313
Rio Tinto PLC	129,459	(c)	9,056,698

Total			18,523,011

Oil, Gas & Consumable Fuels (14.4%)
Canadian Natural Resources Ltd.	957,660	(c)	42,539,257
China Coal Energy Co., Ltd., Series H	7,677,900	(c)	11,993,014
Devon Energy Corp.	598,580		46,994,516
EOG Resources, Inc.	563,160	(f)	51,478,456
Occidental Petroleum Corp.	445,840		43,736,904
OGX Petroleo e Gas Participacoes SA	713,100	(b,c)	8,586,394

Total			205,328,541

Paper & Forest Products (1.3%)
Sino-Forest Corp.	769,620	(b,c)	17,971,174
Sino-Forest Corp.	34,500	(b,c,d)	805,600

Total			18,776,774

Personal Products (0.2%)
Natura Cosmeticos SA	76,800	(c)	2,205,052

Pharmaceuticals (8.3%)
Johnson & Johnson	597,310	(f)	36,943,624
Merck & Co., Inc.	1,184,734		42,697,813
Pfizer, Inc.	1,529,830		26,787,323
Roche Holding AG	79,400	(c)	11,660,673

Total			118,089,433

Real Estate Management & Development (1.7%)
Brookfield Asset Management, Inc., Class A	336,540	(c)	11,203,417
Hang Lung Group Ltd.	1,895,000	(c,f)	12,459,405

Total			23,662,822

Semiconductors & Semiconductor Equipment (2.0%)
Texas Instruments, Inc.	863,635	(f)	28,068,138

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  319

Portfolio of Investments (continued)  VP – Davis New York Venture Fund

Common Stocks (continued)
Issuer	Shares		Value(a)

Software (1.5%)
Activision Blizzard, Inc.	641,390	(f)	$7,978,892
Microsoft Corp.	504,848		14,095,356

Total			22,074,248

Specialty Retail (2.7%)
Bed Bath & Beyond, Inc.	522,980	(b)	25,704,467
CarMax, Inc.	403,635	(b,f)	12,867,884

Total			38,572,351

Tobacco (1.2%)
Philip Morris International, Inc.	282,229		16,518,863

Transportation Infrastructure (1.3%)
China Merchants Holdings International Co., Ltd.	4,596,273	(c)	18,155,633
LLX Logistica SA	157,200	(b,c)	447,656
PortX Operacoes Portuarias SA	157,200	(b,c)	351,121

Total			18,954,410

Wireless Telecommunication Services (0.3%)
America Movil SAB de CV, Series L, ADR	85,510	(c,f)	4,903,143

Total Common Stocks
(Cost: $1,056,390,496)			$1,353,830,910

Bonds (0.1%)
	Coupon	Principal
Issuer	rate	amount	Value(a)

Paper
Sino-Forest Corp. Convertible
08-01-13	5.000%	$1,340,000(c,d,i)	$1,803,640

Total Bonds
(Cost: $1,340,000)		$1,803,640

Money Market Fund (4.0%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	57,156,554	(g)	$57,156,554

Total Money Market Fund
(Cost: $57,156,554)			$57,156,554

Investments of Cash Collateral Received
for Securities on Loan (12.1%)
		Amount
	Effective	payable at
Issuer	yield	maturity	Value(a)

Asset-Backed Commercial Paper (1.0%)
Ebbets Funding LLC
01-10-11	0.500%	$9,995,695	$9,995,695
Rhein-Main Securitisation Ltd.
01-12-11	0.551	4,992,972	4,992,972

Total			14,988,667

Certificates of Deposit (7.5%)
Bank of Nova Scotia
05-12-11	0.280	5,000,000	5,000,000
Bank of Tokyo Securities
01-20-11	0.320	4,995,915	4,995,915
Canadian Imperial Bank
04-07-11	0.300	5,000,000	5,000,000
Clydesdale Bank PLC
01-21-11	0.370	5,000,000	5,000,000
Credit Agricole
04-21-11	0.400	5,000,123	5,000,123
Credit Suisse
04-15-11	0.300	5,000,000	5,000,000
DZ Bank AG
02-10-11	0.400	9,000,000	9,000,000
La Banque Postale
02-17-11	0.365	5,000,000	5,000,000
Landesbank Hessen Thuringen
01-03-11	0.300	5,000,022	5,000,022
Mitsubishi UFJ Trust and Banking Corp.
02-22-11	0.320	5,000,000	5,000,000
N.V. Bank Nederlandse Gemeenten
01-27-11	0.330	5,000,000	5,000,000
National Bank of Canada
03-21-11	0.400	5,000,000	5,000,000
Natixis
03-07-11	0.440	7,000,000	7,000,000
Norinchukin Bank
01-25-11	0.330	3,000,000	3,000,000
Societe Generale
02-01-11	0.315	10,000,000	10,000,000
Sumitomo Trust & Banking Co., Ltd.
02-18-11	0.350	5,000,000	5,000,000
Union Bank of Switzerland
04-18-11	0.341	5,000,000	5,000,000
United Overseas Bank Ltd.
01-18-11	0.330	5,000,000	5,000,000
Westpac Banking Corp.
05-09-11	0.290	8,000,000	8,000,000

Total			106,996,060

Commercial Paper (0.3%)
ASB Finance Ltd.
05-03-11	0.391	3,992,460	3,992,460

	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements (3.3%)(h)
Barclays Capital, Inc. dated 10-13-10, matures 01-31-11, repurchase price
$20,005,167	0.300%	$20,000,000	$20,000,000
Cantor Fitzgerald & Co. dated 12-31-10, matures 01-03-11, repurchase price
$15,000,500	0.400	15,000,000	15,000,000
Deutsche Bank AG dated 12-31-10, matures 01-03-11, repurchase price
$4,765,162	0.280	4,765,051	4,765,051
Mizuho Securities USA, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$5,000,208	0.500	5,000,000	5,000,000
Nomura Securities dated 12-31-10, matures 01-03-11, repurchase price
$2,095,052	0.300	2,095,000	2,095,000

Total			46,860,051

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $172,837,238)			$172,837,238

Total Investments in Securities
(Cost: $1,287,724,288)			$1,585,628,342

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

ADR	— American Depositary Receipt

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 20.12% of net assets.

320  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(d)	Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2010, the value of these securities amounted to $2,609,240 or 0.18% of net assets.

(e)	Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company’s liquidation, tracking stock shareholders typically do not have a legal claim on the company’s assets.

(f)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(g)	Affiliated Money Market Fund — See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(h)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.300%)
Security description	Value(a)
Arabella Ltd	$100,794
Archer Daniels	1,036,936
ASB Finance Ltd	1,228,486
Banco Bilbao Vizcaya	3,316,245
Banco Bilbao Vizcaya Argentaria/New York NY	49,039
BP Capital Markets	616,293
BPCE	443,082
Central American Bank	3,840
Commonwealth Bank of Australia	623,869
Credit Agricole	1,024
Danske Corp	1,534,823
Electricite De France	2,541,528
European Investment Bank	3,419,692
Gdz Suez	527,909
Golden Funding Corp	36,342
Ing (US) Funding LLC	160
Natexis Banques P	394,674
Nationwide Building	2,460,523
Natixis	191,999
Natixis US Finance Co	3,200
Prudential PLC	742,281
Silver Tower US Fund	9,600
Skandin Ens Banken	96,073
Societe Gen No Amer	1,599,187
Societe Generale Ny	20,799
UBS Ag Stamford	1,602

Total market value of collateral securities	$21,000,000

Cantor Fitzgerald & Co. (0.400%)
Security description	Value(a)
Fannie Mae Interest Strip	$480,466
Fannie Mae Pool	1,312,181
Fannie Mae Principal Strip	15,692
Fannie Mae REMICS	879,595
Federal Farm Credit Bank	818,055
Federal Home Loan Banks	1,465,612
Federal Home Loan Mortgage Corp	109,959
Federal National Mortgage Association	1,270,788
FHLMC Structured Pass Through Securities	520,196
Freddie Mac Non Gold Pool	1,259,578

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  321

Portfolio of Investments (continued)  VP – Davis New York Venture Fund

Notes to Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.400%) (continued)
Security description	Value(a)
Freddie Mac Reference REMIC	$8,477
Freddie Mac REMICS	773,089
Freddie Mac Strips	227,977
Ginnie Mae I Pool	147,353
Ginnie Mae II Pool	816,812
Government National Mortgage Association	328,635
United States Treasury Inflation Indexed Bonds	45,171
United States Treasury Note/Bond	3,589,574
United States Treasury Strip Coupon	1,072,908
United States Treasury Strip Principal	157,882

Total market value of collateral securities	$15,300,000

Deutsche Bank AG (0.280%)
Security description	Value(a)
Freddie Mac REMICS	$2,536,978
Ginnie Mae I Pool	2,323,374

Total market value of collateral securities	$4,860,352

Mizuho Securities USA, Inc. (0.500%)
Security description	Value(a)
Fannie Mae Grantor Trust	$2,469
Fannie Mae Pool	2,074,775
Fannie Mae REMICS	214,119
Fannie Mae Whole Loan	5,817
Federal Farm Credit Bank	3,332
Federal Home Loan Banks	86,452
Federal Home Loan Mortgage Corp	13,315
FHLMC Structured Pass Through Securities	12,611
Freddie Mac Gold Pool	1,087,172
Freddie Mac Non Gold Pool	128,998
Freddie Mac REMICS	239,699
Ginnie Mae II Pool	175,519
Government National Mortgage Association	325,572
United States Treasury Note/Bond	730,150

Total market value of collateral securities	$5,100,000

Nomura Securities (0.300%)
Security description	Value(a)
AEP Texas Central Transition Funding LLC	$1,971
Ally Auto Receivables Trust	16,626
American Express Credit Account Master Trust	5,219
AmeriCredit Automobile Receivables Trust	16,068
Ameriquest Mortgage Securities Inc	134
Asset Securitization Corp	1,496
Atlantic City Electric Transition Funding LLC	5,386
Banc of America Commercial Mortgage Inc	19,358
Bank of America Auto Trust	6,141
Bayview Commercial Asset Trust	4,749
BMW Vehicle Lease Trust	107,578
Capital Auto Receivables Asset Trust	55,616
Capital One Auto Finance Trust	8,011
Capital One Multi-Asset Execution Trust	11,692
CarMax Auto Owner Trust	31,757

322  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Nomura Securities (0.300%) (continued)
Security description	Value(a)
CDC Commercial Mortgage Trust	$21,685
CenterPoint Energy Transition Bond Co LLC	36,195
Chase Issuance Trust	70,183
Citibank Credit Card Issuance Trust	1,423
Citibank Omni Master Trust	89,556
Citigroup/Deutsche Bank Commercial Mortgage Trust	133,835
CNH Equipment Trust	13,976
Commercial Mortgage Asset Trust	1,458
Commercial Mortgage Pass Through Certificates	18,480
Countrywide Home Loan Mortgage Pass Through Trust	3,427
Credit Suisse First Boston Mortgage Securities Corp	108,915
Discover Card Master Trust	9,504
Entergy Gulf States Reconstruction Funding LLC	35,910
Ford Credit Auto Owner Trust	36,651
GE Capital Commercial Mortgage Corp	101,164
Greenwich Capital Commercial Funding Corp	45,785
GS Mortgage Securities Corp II	47,643
Harley-Davidson Motorcycle Trust	81,417
Impac CMB Trust	2,779
JP Morgan Chase Commercial Mortgage Securities Corp	99,762
JP Morgan Mortgage Trust	8,704
LB-UBS Commercial Mortgage Trust	70,303
Merrill Lynch/Countrywide Commercial Mortgage Trust	14,599
Morgan Stanley Dean Witter Capital I	319
Nissan Auto Lease Trust	14,074
Nissan Auto Receivables Owner Trust	48,676
PG&E Energy Recovery Funding LLC	69,016
SLM Student Loan Trust	297,250
Structured Asset Securities Corp	116,589
Toyota Auto Receivables Owner Trust	4,001
USAA Auto Owner Trust	16,617
Wachovia Auto Loan Owner Trust	3,188
Wachovia Bank Commercial Mortgage Trust	245,540
World Omni Auto Receivables Trust	22,610
World Omni Automobile Lease Securitization Trust	16,714

Total market value of collateral securities	$2,199,750

(i)	Identifies issues considered to be illiquid as to their marketability (see Note 2 to the financial statements). The aggregate value of such securities at Dec. 31, 2010 was $1,803,640, representing 0.13% of net assets. Information concerning such security holdings at Dec. 31, 2010 was as follows:

	Acquisition
Security	dates	Cost
Sino-Forest Corp. Convertible 5.000% 2013	7-17-08	$1,340,000

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  323

Portfolio of Investments (continued)  VP – Davis New York Venture Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

324  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Equity Securities
Common Stocks
Beverages	$38,067,554	$15,457,065	$—	$53,524,619
Capital Markets	51,483,717	32,272,969	—	83,756,686
Food Products	18,206,390	2,347,615	—	20,554,005
Household Durables	—	2,592,491	—	2,592,491
Marine	—	16,882,284	—	16,882,284
Metals & Mining	—	18,523,011	—	18,523,011
Oil, Gas & Consumable Fuels	193,335,527	11,993,014	—	205,328,541
Pharmaceuticals	106,428,760	11,660,673	—	118,089,433
Real Estate Management & Development	11,203,417	12,459,405	—	23,662,822
Transportation Infrastructure	447,656	18,155,633	—	18,603,289
All Other Industries	792,313,729	—	—	792,313,729

Total Equity Securities	1,211,486,750	142,344,160	—	1,353,830,910

Bonds
Corporate Debt Securities	—	1,803,640	—	1,803,640

Total Bonds	—	1,803,640	—	1,803,640

Other
Affiliated Money Market Fund(c)	57,156,554	—	—	57,156,554
Investments of Cash Collateral Received for Securities on Loan	—	172,837,238	—	172,837,238

Total Other	57,156,554	172,837,238	—	229,993,792

Total	$1,268,643,304	$316,985,038	$—	$1,585,628,342

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  325

Portfolio of Investments
VP – Goldman Sachs Mid Cap Value Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (97.7%)
Issuer	Shares		Value(a)

Aerospace & Defense (0.8%)
BE Aerospace, Inc.	192,876	(b)	$7,142,198

Airlines (0.6%)
JetBlue Airways Corp.	786,775	(b)	5,200,583

Auto Components (2.7%)
Lear Corp.	155,502	(b)	15,349,602
TRW Automotive Holdings Corp.	177,337	(b)	9,345,660

Total			24,695,262

Beverages (0.4%)
Hansen Natural Corp.	75,453	(b)	3,944,683

Biotechnology (1.4%)
Biogen Idec, Inc.	195,360	(b)	13,098,888

Building Products (0.7%)
Masco Corp.	522,402		6,613,609

Capital Markets (3.6%)
Invesco Ltd.	566,003		13,618,031
Janus Capital Group, Inc.	500,169		6,487,192
Lazard Ltd., Class A	146,138	(c)	5,770,990
Legg Mason, Inc.	188,310		6,830,004

Total			32,706,217

Chemicals (2.0%)
Celanese Corp., Series A	127,568		5,251,975
Huntsman Corp.	821,243		12,819,603

Total			18,071,578

Commercial Banks (4.9%)
CIT Group, Inc.	57,453	(b)	2,706,036
Comerica, Inc.	131,403		5,550,463
Fifth Third Bancorp	956,196		14,036,958
First Horizon National Corp.	8,434	(b)	99,348
First Republic Bank	72,323	(b)	2,106,046
M&T Bank Corp.	72,147		6,280,396
SunTrust Banks, Inc.	466,416		13,763,936

Total			44,543,183

Commercial Services & Supplies (0.8%)
Republic Services, Inc.	234,686		7,007,724

Communications Equipment (0.5%)
Polycom, Inc.	117,118	(b)	4,565,260

Consumer Finance (1.3%)
SLM Corp.	932,124	(b)	11,735,441

Containers & Packaging (1.4%)
Owens-Illinois, Inc.	205,421	(b)	6,306,425
Temple-Inland, Inc.	318,684		6,768,848

Total			13,075,273

Diversified Telecommunication Services (1.5%)
CenturyLink, Inc.	297,179		13,720,754

Electric Utilities (5.6%)
DPL, Inc.	99,013		2,545,624
Edison International	191,533		7,393,174
FirstEnergy Corp.	85,977		3,182,869
Northeast Utilities	268,310		8,553,722
NV Energy, Inc.	495,913		6,967,578
Pinnacle West Capital Corp.	121,835		5,050,061
PPL Corp.	373,583		9,832,704
Progress Energy, Inc.	81,216		3,531,272
Westar Energy, Inc.	93,742		2,358,549

Total			49,415,553

Electrical Equipment (0.7%)
Cooper Industries PLC	112,593		6,563,046

Electronic Equipment, Instruments & Components (1.5%)
Amphenol Corp., Class A	253,729		13,391,817

Energy Equipment & Services (3.3%)
Cameron International Corp.	218,181	(b)	11,068,322
Key Energy Services, Inc.	327,869	(b)	4,255,740
Weatherford International Ltd.	642,645	(b,c)	14,652,306

Total			29,976,368

Food Products (4.0%)
ConAgra Foods, Inc.	377,551		8,525,102
HJ Heinz Co.	158,827		7,855,583
Sara Lee Corp.	337,522		5,910,010
The JM Smucker Co.	217,331		14,267,780

Total			36,558,475

Health Care Equipment & Supplies (3.2%)
Boston Scientific Corp.	630,466	(b)	4,772,628
CR Bard, Inc.	87,078		7,991,148
Hologic, Inc.	409,527	(b)	7,707,298
Kinetic Concepts, Inc.	206,025	(b)	8,628,327

Total			29,099,401

Health Care Providers & Services (1.3%)
Aetna, Inc.	395,752		12,074,394

Hotels, Restaurants & Leisure (0.7%)
Wyndham Worldwide Corp.	218,372		6,542,425

Household Durables (2.3%)
Mohawk Industries, Inc.	75,790	(b)	4,301,840
Newell Rubbermaid, Inc.	587,980		10,689,476
NVR, Inc.	8,429	(b)	5,824,608

Total			20,815,924

Household Products (0.5%)
Energizer Holdings, Inc.	60,329	(b)	4,397,984

Industrial Conglomerates (0.9%)
Textron, Inc.	339,767		8,032,092

Insurance (10.8%)
Everest Re Group Ltd.	173,879	(c)	14,748,416
Genworth Financial, Inc., Class A	740,116	(b)	9,725,124
Hartford Financial Services Group, Inc.	497,585		13,181,027
Marsh & McLennan Companies, Inc.	353,378		9,661,355
Principal Financial Group, Inc.	595,820		19,399,898
The Progressive Corp.	225,294		4,476,592
Unum Group	276,859		6,705,525
WR Berkley Corp.	374,899		10,264,735
XL Group PLC	410,008		8,946,375

Total			97,109,047

Internet & Catalog Retail (1.3%)
Liberty Media Corp. — Interactive, Class A	749,537	(b,d)	11,820,198

IT Services (0.3%)
VeriFone Systems, Inc.	74,118	(b)	2,857,990

Leisure Equipment & Products (0.5%)
Hasbro, Inc.	93,914		4,430,863

Machinery (3.4%)
Eaton Corp.	93,451		9,486,211
Parker Hannifin Corp.	116,600		10,062,580
Pentair, Inc.	312,167		11,397,217

Total			30,946,008

Media (3.2%)
CBS Corp., Class B	824,630		15,709,202
DISH Network Corp., Class A	663,708	(b)	13,048,499

Total			28,757,701

See accompanying Notes to Financial Statements.

326  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Common Stocks (continued)
Issuer	Shares		Value(a)

Metals & Mining (1.8%)
Cliffs Natural Resources, Inc.	64,637		$5,042,333
Steel Dynamics, Inc.	156,058		2,855,861
Stillwater Mining Co.	231,400	(b)	4,940,390
Thompson Creek Metals Co., Inc.	253,820	(b,c)	3,736,230

Total			16,574,814

Multi-Utilities (5.3%)
Alliant Energy Corp.	48,730		1,791,802
CMS Energy Corp.	567,515		10,555,779
SCANA Corp.	262,579		10,660,707
Sempra Energy	172,602		9,058,153
Xcel Energy, Inc.	624,825		14,714,629

Total			46,781,070

Oil, Gas & Consumable Fuels (7.9%)
Alpha Natural Resources, Inc.	177,941	(b)	10,681,798
Forest Oil Corp.	395,281	(b)	15,008,820
Newfield Exploration Co.	350,854	(b)	25,300,081
QEP Resources, Inc.	324,829		11,794,541
Range Resources Corp.	180,612		8,123,928

Total			70,909,168

Real Estate Investment Trusts (REITs) (7.9%)
Alexandria Real Estate Equities, Inc.	97,433		7,137,942
Boston Properties, Inc.	110,848		9,544,013
Douglas Emmett, Inc.	301,354		5,002,476
Equity Residential	293,467		15,245,610
Host Hotels & Resorts, Inc.	526,134		9,402,015
MFA Financial, Inc.	979,548		7,993,112
Tanger Factory Outlet Centers	124,689		6,382,830
Ventas, Inc.	185,051		9,711,476

Total			70,419,474

Road & Rail (1.5%)
Kansas City Southern	176,695	(b)	8,456,623
Ryder System, Inc.	95,396		5,021,645

Total			13,478,268

Semiconductors & Semiconductor Equipment (1.4%)
ON Semiconductor Corp.	852,679	(b)	8,424,469
Xilinx, Inc.	157,479		4,563,741

Total			12,988,210

Software (2.8%)
Adobe Systems, Inc.	296,064	(b)	9,112,850
BMC Software, Inc.	189,032	(b)	8,910,968
Check Point Software Technologies Ltd.	102,393	(b,c)	4,736,700
Quest Software, Inc.	98,286	(b)	2,726,454

Total			25,486,972

Specialty Retail (1.2%)
Guess?, Inc.	142,381		6,737,469
Urban Outfitters, Inc.	111,568	(b)	3,995,250

Total			10,732,719

Wireless Telecommunication Services (1.8%)
Clearwire Corp., Class A	639,489	(b)	3,293,368
Sprint Nextel Corp.	3,062,475	(b)	12,954,270

Total			16,247,638

Total Common Stocks
(Cost: $756,487,700)			$882,528,272

Money Market Fund (2.9%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	26,542,170	(e)	$26,542,170

Total Money Market Fund
(Cost: $26,542,170)			$26,542,170

Total Investments in Securities
(Cost: $783,029,870)			$909,070,442

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 4.83% of net assets.

(d)	Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company’s liquidation, tracking stock shareholders typically do not have a legal claim on the company’s assets.

(e)	Affiliated Money Market Fund — See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  327

Portfolio of Investments (continued)  VP – Goldman Sachs Mid Cap Value Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of securities..

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks	$882,528,272	$—	$—	$882,528,272

Total Equity Securities	882,528,272	—	—	882,528,272

Other
Affiliated Money Market Fund(c)	26,542,170	—	—	26,542,170

Total Other	26,542,170	—	—	26,542,170

Total	$909,070,442	$—	$—	$909,070,442

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

328  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  329

Portfolio of Investments

VP – Partners Small Cap Value Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (91.3%)
Issuer	Shares		Value(a)

Aerospace & Defense (0.5%)
Cubic Corp.	37,320		$1,759,638
Esterline Technologies Corp.	27,760	(b)	1,904,059
Kratos Defense & Security Solutions, Inc.	28,030	(b)	369,155
Moog, Inc., Class A	35,300	(b)	1,404,940
Teledyne Technologies, Inc.	26,160	(b,d)	1,150,255
Triumph Group, Inc.	17,840	(d)	1,595,074

Total	8,183,121

Airlines (2.4%)
Air France-KLM, ADR	147,650	(b,c,d)	2,693,136
AirTran Holdings, Inc.	1,443,300	(b,d)	10,665,987
Alaska Air Group, Inc.	25,000	(b)	1,417,250
Hawaiian Holdings, Inc.	163,760	(b,d)	1,283,878
JetBlue Airways Corp.	2,369,102	(b,d)	15,659,765
Republic Airways Holdings, Inc.	161,110	(b)	1,179,325
U.S. Airways Group, Inc.	146,140	(b,d)	1,462,861

Total	34,362,202

Auto Components (2.7%)
American Axle & Manufacturing Holdings, Inc.	864,000	(b,d)	11,111,040
Cooper Tire & Rubber Co.	257,200	(d)	6,064,776
Dana Holding Corp.	668,058	(b)	11,497,278
Exide Technologies	85,830	(b,d)	807,660
Gentex Corp.	331,800	(d)	9,808,008

Total	39,288,762

Beverages (—%)
Coca-Cola Bottling Co. Consolidated	9,322	(d)	518,117

Building Products (1.3%)
AO Smith Corp.	130,050		4,952,304
Gibraltar Industries, Inc.	321,163	(b,d)	4,358,182
Simpson Manufacturing Co., Inc.	276,300	(d)	8,540,433
Trex Co., Inc.	71,300	(b,d)	1,708,348

Total	19,559,267

Capital Markets (1.4%)
American Capital Ltd.	176,910	(b,d)	1,337,440
Capital Southwest Corp.	10,090	(d)	1,047,342
Federated Investors, Inc., Class B	135,280	(d)	3,540,278
Janus Capital Group, Inc.	511,300	(d)	6,631,560
Knight Capital Group, Inc., Class A	208,630	(b,d)	2,877,008
Medallion Financial Corp.	294,258	(d)	2,412,916
Oppenheimer Holdings, Inc., Class A	95,002	(d)	2,490,002

Total	20,336,546

Chemicals (2.5%)
Arch Chemicals, Inc.	38,490	(d)	1,459,926
Cabot Corp.	124,700		4,694,955
Georgia Gulf Corp.	71,510	(b)	1,720,531
HB Fuller Co.	74,560	(d)	1,529,971
Innophos Holdings, Inc.	164,220	(d)	5,925,058
Minerals Technologies, Inc.	28,630		1,872,688
OM Group, Inc.	31,310	(b)	1,205,748
PolyOne Corp.	1,088,000	(b,d)	13,589,120
Sensient Technologies Corp.	43,160	(d)	1,585,267
Stepan Co.	42,820	(d)	3,265,881

Total	36,849,145

Commercial Banks (5.5%)
Bank of the Ozarks, Inc.	43,250	(d)	1,874,888
Banner Corp.	935,500		2,170,360
Community Bank System, Inc.	199,420	(d)	5,537,893
CVB Financial Corp.	189,310	(d)	1,641,318
First Citizens BancShares Inc., Class A	23,425		4,428,496
First Financial Bancorp	78,150	(d)	1,444,212
FirstMerit Corp.	69,840		1,382,134
Fulton Financial Corp.	469,800	(d)	4,857,732
Iberiabank Corp.	22,870		1,352,303
Independent Bank Corp.	52,540	(d)	1,421,207
International Bancshares Corp.	82,610	(d)	1,654,678
National Penn Bancshares, Inc.	137,400		1,103,322
NBT Bancorp, Inc.	67,590	(d)	1,632,299
Old National Bancorp	125,740	(d)	1,495,049
PacWest Bancorp	83,280	(d)	1,780,526
Park National Corp.	22,095	(d)	1,605,644
PrivateBancorp, Inc.	100,040	(d)	1,438,575
Prosperity Bancshares, Inc.	199,040	(d)	7,818,291
Republic Bancorp, Inc., Class A	46,180	(d)	1,096,775
Sterling Bancshares, Inc.	202,410	(d)	1,420,918
Susquehanna Bancshares, Inc.	120,880	(d)	1,170,118
SVB Financial Group	27,520	(b,d)	1,459,936
Synovus Financial Corp.	3,557,300	(d)	9,391,272
Trustmark Corp.	181,350	(d)	4,504,734
UMB Financial Corp.	98,920	(d)	4,097,266
United Community Banks, Inc.	554,600	(b)	1,081,470
Westamerica Bancorporation	93,400	(d)	5,180,898
Wintrust Financial Corp.	170,230	(d)	5,622,697

Total	79,665,011

Commercial Services & Supplies (4.3%)
ABM Industries, Inc.	74,800	(d)	1,967,240
APAC Customer Services, Inc.	269,850	(b,d)	1,637,990
Copart, Inc.	96,490	(b)	3,603,902
Ennis, Inc.	169,400	(d)	2,896,740
G&K Services, Inc., Class A	97,420	(d)	3,011,252
Herman Miller, Inc.	191,000	(d)	4,832,300
McGrath Rentcorp	53,035	(d)	1,390,578
Metalico, Inc.	236,290	(b,d)	1,389,385
Mine Safety Appliances Co.	43,300	(d)	1,347,929
Mobile Mini, Inc.	460,000	(b,d)	9,057,400
Standard Parking Corp.	101,300	(b,d)	1,913,557
Steelcase, Inc., Class A	123,670	(d)	1,307,192
The Brink’s Co.	400,197		10,757,294
The Geo Group, Inc.	364,820	(b)	8,996,461
Unifirst Corp.	135,056	(d)	7,434,833
United Stationers, Inc.	24,210	(b)	1,544,840

Total	63,088,893

Communications Equipment (0.7%)
Arris Group, Inc.	121,100	(b)	1,358,742
Aviat Networks, Inc.	266,120	(b)	1,349,228
Emulex Corp.	136,910	(b,d)	1,596,371
Infinera Corp.	96,050	(b,d)	992,197
Ituran Location and Control Ltd.	98,114	(c)	1,711,108
Plantronics, Inc.	45,300		1,686,066
Powerwave Technologies, Inc.	460,610	(b,d)	1,169,949

Total	9,863,661

Computers & Peripherals (0.5%)
Diebold, Inc.	177,500	(d)	5,688,875
Silicon Graphis International Corp.	150,250	(b,d)	1,356,758

Total	7,045,633

Construction & Engineering (1.2%)
Comfort Systems USA, Inc.	412,118	(d)	5,427,594
Granite Construction, Inc.	29,110	(d)	798,487
Insituform Technologies, Inc., Class A	321,400	(b,d)	8,520,315
Tutor Perini Corp.	105,930	(d)	2,267,961

Total	17,014,357

Construction Materials (0.1%)
Texas Industries, Inc.	29,400		1,345,932

Consumer Finance (0.5%)
Cash America International, Inc.	192,246	(d)	7,099,645

Containers & Packaging (1.3%)
AptarGroup, Inc.	224,895		10,698,255
Boise, Inc.	225,430	(d)	1,787,660
Temple-Inland, Inc.	270,700	(d)	5,749,668

Total	18,235,583

See accompanying Notes to Financial Statements.

330  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Partners Small Cap Value Fund

Common Stocks (continued)
Issuer	Shares		Value(a)

Distributors (—%)
Audiovox Corp., Class A	40,000	(b,d)	$345,200

Diversified Consumer Services (1.0%)
Mac-Gray Corp.	350,840	(d)	5,245,058
Regis Corp.	534,570	(d)	8,873,862

Total	14,118,920

Diversified Telecommunication Services (0.1%)
Atlantic Tele-Network, Inc.	31,100	(d)	1,192,374

Electric Utilities (2.4%)
El Paso Electric Co.	55,750	(b,d)	1,534,798
IDACORP, Inc.	225,300	(d)	8,331,594
Pinnacle West Capital Corp.	51,632		2,140,146
PNM Resources, Inc.	811,160	(d)	10,561,303
Portland General Electric Co.	77,630		1,684,571
UIL Holdings Corp.	190,952	(d)	5,720,922
Unisource Energy Corp.	117,130	(d)	4,197,939

Total	34,171,273

Electrical Equipment (1.9%)
Belden, Inc.	228,900	(d)	8,428,098
Brady Corp., Class A	48,530	(d)	1,582,563
EnerSys	56,660	(b)	1,819,919
Franklin Electric Co., Inc.	160,944	(d)	6,263,940
Regal-Beloit Corp.	137,200	(d)	9,159,473

Total	27,253,993

Electronic Equipment, Instruments & Components (6.8%)
Agilysys, Inc.	73,590	(b,d)	414,312
Celestica, Inc.	1,190,717	(b,c,d)	11,549,955
Cognex Corp.	456,000	(d)	13,415,520
CTS Corp.	254,800	(d)	2,818,088
Electro Rent Corp.	190,810	(d)	3,083,490
FARO Technologies, Inc.	123,000	(b,d)	4,039,320
Ingram Micro, Inc., Class A	207,289	(b)	3,957,147
Littelfuse, Inc.	208,800	(d)	9,826,128
Mercury Computer Systems, Inc.	297,400	(b,d)	5,466,212
Park Electrochemical Corp.	364,242	(d)	10,927,260
Plexus Corp.	316,400	(b,d)	9,789,416
Rofin-Sinar Technologies, Inc.	48,580	(b,d)	1,721,675
Sanmina-SCI Corp.	609,200	(b,d)	6,993,616
SYNNEX Corp.	19,300	(b,d)	602,160
Vishay Intertechnology, Inc.	878,700	(b,d)	12,899,316
Vishay Precision Group, Inc.	82,964	(b,d)	1,563,042

Total	99,066,657

Energy Equipment & Services (1.0%)
Bristow Group, Inc.	35,330	(b,d)	1,672,876
Complete Production Services, Inc.	33,280	(b)	983,424
Helix Energy Solutions Group, Inc.	102,990	(b)	1,250,299
Hornbeck Offshore Services, Inc.	56,920	(b,d)	1,188,490
Matrix Service Co.	75,570	(b,d)	920,443
RPC, Inc.	120,450	(d)	2,182,554
Tetra Technologies, Inc.	179,690	(b)	2,132,920
Tidewater, Inc.	83,600		4,501,023

Total	14,832,029

Food & Staples Retailing (1.7%)
BJ’s Wholesale Club, Inc.	83,590	(b,d)	4,003,961
Pricesmart, Inc.	50,790		1,931,544
Ruddick Corp.	315,153	(d)	11,610,236
Village Super Market, Inc., Class A	145,910	(d)	4,815,030
Winn-Dixie Stores, Inc.	304,500	(b,d)	2,183,265

Total	24,544,036

Food Products (1.3%)
Cal-Maine Foods, Inc.	46,630	(d)	1,472,575
Harbinger Group, Inc.	369,060	(b,d,g)	2,284,481
Industrias Bachoco SAB de CV, ADR	138,568	(c,g)	3,351,960
J&J Snack Foods Corp.	66,283	(d)	3,197,492
Lancaster Colony Corp.	62,056	(d)	3,549,604
Seneca Foods Corp., Class A	103,530	(b,d)	2,793,239
The Hain Celestial Group, Inc.	58,360	(b,d)	1,579,222

Total	18,228,573

Gas Utilities (1.0%)
Northwest Natural Gas Co.	79,000	(d)	3,671,130
Piedmont Natural Gas Co., Inc.	51,870	(d)	1,450,285
South Jersey Industries, Inc.	157,560	(d)	8,322,320
The Laclede Group, Inc.	45,260	(d)	1,653,800

Total	15,097,535

Health Care Equipment & Supplies (2.4%)
Analogic Corp.	28,340	(d)	1,403,113
Cantel Medical Corp.	40,880	(d)	956,592
Haemonetics Corp.	42,610	(b,d)	2,692,100
ICU Medical, Inc.	132,780	(b,d)	4,846,470
Immucor, Inc.	148,000	(b)	2,934,840
Integra LifeSciences Holdings Corp.	23,000	(b)	1,087,900
Invacare Corp.	57,300	(d)	1,728,168
Meridian Bioscience, Inc.	188,000	(d)	4,354,080
STERIS Corp.	263,170	(d)	9,595,178
The Cooper Companies, Inc.	92,900	(d)	5,233,986

Total	34,832,427

Health Care Providers & Services (1.9%)
Chemed Corp.	60,580		3,847,436
Healthsouth Corp.	409,400	(b,d)	8,478,674
Healthspring, Inc.	58,630	(b)	1,555,454
LHC Group, Inc.	62,080	(b,d)	1,862,400
National Healthcare Corp.	42,960	(d)	1,987,759
Owens & Minor, Inc.	240,760	(d)	7,085,567
The Ensign Group, Inc.	118,120	(d)	2,937,644

Total	27,754,934

Hotels, Restaurants & Leisure (1.7%)
Ameristar Casinos, Inc.	33,700	(d)	526,731
Bob Evans Farms, Inc.	282,890	(d)	9,324,054
Cracker Barrel Old Country Store, Inc.	59,953	(d)	3,283,626
Frisch’s Restaurants, Inc.	59,255	(d)	1,322,572
International Speedway Corp., Class A	87,910	(d)	2,300,605
Monarch Casino & Resort, Inc.	165,060	(b,d)	2,063,250
Papa John’s International, Inc.	88,639	(b,d)	2,455,300
Pinnacle Entertainment, Inc.	115,770	(b)	1,623,095
Vail Resorts, Inc.	30,130	(b,d)	1,567,965

Total	24,467,198

Household Durables (1.7%)
American Greetings Corp., Class A	56,740	(d)	1,257,358
Beazer Homes USA, Inc.	203,190	(b,d)	1,095,194
Ryland Group, Inc.	96,760	(d)	1,647,823
Tupperware Brands Corp.	139,950	(d)	6,671,417
Universal Electronics, Inc.	85,860	(b,d)	2,435,848
Whirlpool Corp.	124,200	(d)	11,032,686

Total	24,140,326

Independent Power Producers & Energy Traders (0.5%)
GenOn Energy, Inc.	1,867,900	(b)	7,116,699

Insurance (7.3%)
Alterra Capital Holdings Ltd.	379,868	(c,d)	8,220,344
American Equity Investment Life Holding Co.	574,400	(d)	7,208,720
American National Insurance Co.	56,426		4,831,194
Amtrust Financial Services, Inc.	111,685	(d)	1,954,488
Argo Group International Holdings Ltd.	40,580	(c,d)	1,519,721
Delphi Financial Group, Inc., Class A	59,220	(d)	1,707,905
eHealth, Inc.	81,720	(b,d)	1,159,607
Endurance Specialty Holdings Ltd.	93,800	(c)	4,321,366
First American Financial Corp.	94,420	(d)	1,410,635
Flagstone Reinsurance Holdings SA	110,400	(c,d)	1,391,040
FPIC Insurance Group, Inc.	78,350	(b,d)	2,895,816
Hilltop Holdings, Inc.	222,120	(b,d)	2,203,430
Horace Mann Educators Corp.	83,960		1,514,638
Infinity Property & Casualty Corp.	48,300	(d)	2,984,940
Montpelier Re Holdings Ltd.	803,460	(c,d)	16,020,992
National Financial Partners Corp.	84,980	(b)	1,138,732
OneBeacon Insurance Group Ltd., Class A	63,870	(d)	968,269
Platinum Underwriters Holdings Ltd.	312,750	(c,d)	14,064,368
Primerica, Inc.	61,610	(d)	1,494,043
ProAssurance Corp.	31,410	(b)	1,903,446
Protective Life Corp.	165,900	(d)	4,419,576
RLI Corp.	26,870	(d)	1,412,556

See accompanying Notes to Financial Statements.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  331

Portfolio of Investments (continued)

VP – Partners Small Cap Value Fund

Common Stocks (continued)
Issuer	Shares		Value(a)

Insurance (cont.)
Selective Insurance Group, Inc.	87,790	(d)	$1,593,389
StanCorp Financial Group, Inc.	76,900	(d)	3,471,266
The Navigators Group, Inc.	53,826	(b,d)	2,710,139
Torchmark Corp.	137,300		8,202,302
Tower Group, Inc.	59,430		1,520,219
White Mountains Insurance Group Ltd.	9,742		3,269,415

Total	105,512,556

Internet & Catalog Retail (0.2%)
PetMed Express, Inc.	129,855	(d)	2,312,718

Internet Software & Services (0.4%)
Digital River, Inc.	46,960	(b,d)	1,616,363
j2 Global Communications, Inc.	108,180	(b,d)	3,131,811
RealNetworks, Inc.	309,340	(b,d)	1,299,228

Total	6,047,402

IT Services (2.0%)
CACI International, Inc., Class A	29,920	(b)	1,597,728
Cardtronics, Inc.	93,480	(b,d)	1,654,596
Computer Services, Inc.	46,040	(g)	1,175,171
DST Systems, Inc.	125,550		5,568,143
Mantech International Corp., Class A	97,240	(b,d)	4,018,929
MAXIMUS, Inc.	174,600	(d)	11,450,267
SRA International, Inc., Class A	68,330	(b)	1,397,349
Wright Express Corp.	38,760	(b,d)	1,782,960

Total	28,645,143

Leisure Equipment & Products (0.5%)
Brunswick Corp.	376,200	(d)	7,049,988
Head NV	139,000	(b,c)	111,200

Total	7,161,188

Machinery (2.1%)
Altra Holdings, Inc.	47,480	(b,d)	942,953
ArvinMeritor, Inc.	63,440	(b,d)	1,301,789
Mueller Industries, Inc.	59,610	(d)	1,949,247
Oshkosh Corp.	202,100	(b)	7,122,004
Robbins & Myers, Inc.	44,500	(d)	1,592,210
Tecumseh Products Co., Class B	29,977	(b,d)	391,200
Terex Corp.	386,900	(b)	12,009,375
The Toro Co.	71,850	(d)	4,428,834
Wabash National Corp.	124,720	(b,d)	1,477,932

Total	31,215,544

Media (1.6%)
Ascent Media Corp., Class A	31,900	(b,d)	1,236,444
John Wiley & Sons, Inc., Class A	88,100	(d)	3,985,644
Madison Square Garden, Inc., Class A	240,200	(b,d)	6,192,356
National CineMedia, Inc.	69,640		1,386,532
Scholastic Corp.	41,370	(d)	1,222,070
Valassis Communications, Inc.	306,000	(b,d)	9,899,100

Total	23,922,146

Metals & Mining (1.3%)
Coeur d’Alene Mines Corp.	36,420	(b,d)	994,994
Hecla Mining Co.	121,680	(b,d)	1,370,117
Kaiser Aluminum Corp.	37,720		1,889,395
Molycorp, Inc.	19,110	(b)	953,589
Schnitzer Steel Industries, Inc., Class A	67,300	(d)	4,468,047
Silvercorp Metals, Inc.	292,300	(c)	3,750,209
Thompson Creek Metals Co., Inc.	92,440	(b,c)	1,360,717
Worthington Industries, Inc.	230,400	(d)	4,239,360

Total	19,026,428

Multiline Retail (1.5%)
Big Lots, Inc.	215,410	(b,d)	6,561,389
Dillard’s, Inc., Class A	240,330	(d)	9,118,120
Fred’s, Inc., Class A	494,650	(d)	6,806,384

Total	22,485,893

Multi-Utilities (1.1%)
Avista Corp.	582,490	(d)	13,117,674
Black Hills Corp.	52,280	(d)	1,568,400
NorthWestern Corp.	66,550	(d)	1,918,637

Total	16,604,711

Oil, Gas & Consumable Fuels (5.4%)
Berry Petroleum Co., Class A	100,430	(d)	4,388,791
Bill Barrett Corp.	33,590	(b,d)	1,381,557
Energy Partners Ltd.	199,500	(b)	2,964,570
Evolution Petroleum Corp.	473,093	(b,d)	3,084,566
EXCO Resources, Inc.	394,300		7,657,306
Gastar Exploration Ltd.	395,070	(b)	1,698,801
GMX Resources, Inc.	228,000	(b,d)	1,258,560
Harvest Natural Resources, Inc.	92,470	(b,d)	1,125,360
Holly Corp.	77,800	(d)	3,171,906
International Coal Group, Inc.	162,050	(b)	1,254,267
James River Coal Co.	74,900	(b,d)	1,897,217
Oasis Petroleum, Inc.	51,430	(b)	1,394,782
Overseas Shipholding Group, Inc.	335,835		11,895,275
Patriot Coal Corp.	81,110	(b)	1,571,101
Penn Virginia Corp.	157,600	(d)	2,650,832
SM Energy Co.	99,500		5,863,535
Stone Energy Corp.	50,493	(b,d)	1,125,489
Swift Energy Co.	35,980	(b,d)	1,408,617
Teekay Tankers Ltd., Class A	210,100	(c)	2,592,634
Tesoro Corp.	883,301	(b,d)	16,376,400
USEC, Inc.	228,400	(b,d)	1,374,968
W&T Offshore, Inc.	66,880		1,195,146
World Fuel Services Corp.	36,890	(d)	1,333,942

Total	78,665,622

Paper & Forest Products (0.9%)
Louisiana-Pacific Corp.	1,112,270	(b)	10,522,074
PH Glatfelter Co.	249,460	(d)	3,060,874

Total	13,582,948

Pharmaceuticals (0.4%)
Medicis Pharmaceutical Corp., Class A	100,100	(d)	2,681,679
Par Pharmaceutical Companies, Inc.	48,410	(b)	1,864,269
Viropharma, Inc.	77,850	(b,d)	1,348,362

Total	5,894,310

Professional Services (1.9%)
Administaff, Inc.	258,160	(d)	7,564,088
CDI Corp.	115,500	(d)	2,147,145
Kelly Services, Inc., Class A	70,640	(b,d)	1,328,032
Korn/Ferry International	521,570	(b,d)	12,053,482
The Dolan Co.	176,090	(b,d)	2,451,173
Volt Information Sciences, Inc.	188,090	(b)	1,626,979

Total	27,170,899

Real Estate Investment Trusts (REITs) (3.5%)
American Campus Communities, Inc.	46,300	(d)	1,470,488
BioMed Realty Trust, Inc.	187,220	(d)	3,491,653
Brandywine Realty Trust	395,400	(d)	4,606,410
CBL & Associates Properties, Inc.	97,390	(d)	1,704,325
DCT Industrial Trust, Inc.	285,490	(d)	1,515,952
Entertainment Properties Trust	26,930	(d)	1,245,513
Equity Lifestyle Properties, Inc.	63,700	(d)	3,562,741
Extra Space Storage, Inc.	93,070	(d)	1,619,418
First Industrial Realty Trust, Inc.	139,060	(b,d)	1,218,166
First Potomac Realty Trust	206,800	(d)	3,478,376
Franklin Street Properties Corp.	110,260	(d)	1,571,205
Glimcher Realty Trust	199,990	(d)	1,679,916
Government Properties Income Trust	143,200	(d)	3,836,328
Gyrodyne Co. of America, Inc.	11,957	(b)	963,794
Home Properties, Inc.	22,620	(d)	1,255,184
iStar Financial, Inc.	146,130	(b)	1,142,737
LTC Properties, Inc.	69,600	(d)	1,954,368
Mack-Cali Realty Corp.	95,000		3,140,700
MFA Financial, Inc.	812,500		6,629,999
Omega Healthcare Investors, Inc.	69,170	(d)	1,552,175
Sovran Self Storage, Inc.	28,120	(d)	1,035,097
U-Store-It Trust	147,640		1,407,009
Washington Real Estate Investment Trust	32,070	(d)	993,849

Total	51,075,403

See accompanying Notes to Financial Statements.

332  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Partners Small Cap Value Fund

Common Stocks (continued)
Issuer	Shares		Value(a)

Real Estate Management & Development (1.0%)
Avatar Holdings, Inc.	85,920	(b,d)	$1,702,934
Forestar Group, Inc.	51,000	(b)	984,300
MI Developments, Inc., Class A	420,000	(c)	11,382,000

Total	14,069,234

Road & Rail (—%)
Amerco, Inc.	4,289	(b,d)	411,916

Semiconductors & Semiconductor Equipment (2.3%)
Axcelis Technologies, Inc.	625,000	(b,d)	2,162,500
Brooks Automation, Inc.	896,300	(b,d)	8,129,441
Diodes, Inc.	63,670	(b,d)	1,718,453
Entegris, Inc.	234,620	(b)	1,752,611
Fairchild Semiconductor International, Inc.	85,840	(b,d)	1,339,962
Micron Technology, Inc.	1,000,000	(b,d)	8,020,000
Photronics, Inc.	203,930	(b,d)	1,205,226
Semiconductor Manufacturing International Corp., ADR	2,516,906	(b,c,d)	9,211,877

Total	33,540,070

Software (0.9%)
Blackbaud, Inc.	209,650	(d)	5,429,935
Mentor Graphics Corp.	603,600	(b)	7,243,200

Total	12,673,135

Specialty Retail (4.4%)
Aaron’s, Inc.	195,949	(d)	3,995,400
Cabela’s, Inc.	433,100	(b,d)	9,419,925
Group 1 Automotive, Inc.	41,690	(d)	1,740,974
OfficeMax, Inc.	224,380	(b)	3,971,526
PEP Boys — Manny, Moe & Jack	251,450	(d)	3,376,974
PetSmart, Inc.	97,180	(d)	3,869,708
Rent-A-Center, Inc.	246,051		7,942,526
Stage Stores, Inc.	280,770	(d)	4,868,552
The Dress Barn, Inc.	242,629	(b,d)	6,410,258
The Finish Line, Inc., Class A	335,200		5,762,088
The Men’s Wearhouse, Inc.	475,250	(d)	11,871,745

Total	63,229,676

Textiles, Apparel & Luxury Goods (0.5%)
Columbia Sportswear Co.	79,700	(d)	4,805,910
True Religion Apparel, Inc.	99,880	(b,d)	2,223,329

Total	7,029,239

Thrifts & Mortgage Finance (1.2%)
Astoria Financial Corp.	406,400	(d)	5,653,024
Brookline Bancorp, Inc.	154,700	(d)	1,678,495
Dime Community Bancshares, Inc.	212,880	(d)	3,105,919
MGIC Investment Corp.	141,840	(b,d)	1,445,350
NewAlliance Bancshares, Inc.	110,080		1,648,998
Northwest Bancshares, Inc.	118,920		1,398,499
Provident Financial Services, Inc.	105,100	(d)	1,590,163
The PMI Group, Inc.	458,050	(b)	1,511,565

Total	18,032,013

Tobacco (0.1%)
Universal Corp.	41,090	(d)	1,672,363

Trading Companies & Distributors (0.2%)
GATX Corp.	46,800	(d)	1,651,104
RSC Holdings, Inc.	176,380	(b)	1,717,941

Total	3,369,045

Water Utilities (0.1%)
SJW Corp.	58,516	(d)	1,548,919

Wireless Telecommunication Services (0.2%)
NTELOS Holdings Corp.	126,730	(d)	2,414,207

Total Common Stocks
(Cost: $1,029,178,752)			$1,326,930,777

Money Market Fund (8.7%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	127,055,056	(f)	$127,055,056

Total Money Market Fund
(Cost: $127,055,056)			$127,055,056

Investments of Cash Collateral Received
for Securities on Loan (25.7%)
		Amount
	Effective	payable at
Issuer	yield	maturity	Value(a)

Asset-Backed Commercial Paper (2.8%)
Ebbets Funding LLC
01-10-11	0.500%	$4,997,847	$4,997,847
Grampian Funding LLC
01-13-11	0.280	6,998,312	6,998,312
01-31-11	0.300	4,998,708	4,998,708
Rhein-Main Securitisation Ltd.,
01-12-11	0.551	4,992,972	4,992,972
Royal Park Investments Funding Corp.
03-21-11	0.451	3,995,300	3,995,300
Starbird Funding Corp.
01-03-11	0.150	14,999,813	14,999,813

Total	40,982,952

Certificates of Deposit (13.4%)
Bank of Nova Scotia
05-12-11	0.280	10,000,000	10,000,000
Barclays Bank PLC
02-23-11	0.380	5,000,000	5,000,000
Canadian Imperial Bank
04-07-11	0.300	8,000,000	8,000,000
Credit Agricole
04-21-11	0.400	10,000,247	10,000,247
Credit Industrial et Commercial
02-22-11	0.395	13,000,000	13,000,000
Credit Suisse
04-15-11	0.300	10,000,000	10,000,000
Development Bank of Singapore Ltd.
02-17-11	0.300	5,000,000	5,000,000
DZ Bank AG
01-18-11	0.345	7,495,546	7,495,546
KBC Bank NV
01-24-11	0.450	10,000,000	10,000,000
La Banque Postale
02-17-11	0.365	10,000,000	10,000,000
N.V. Bank Nederlandse Gemeenten
01-27-11	0.330	5,000,000	5,000,000
National Australia Bank Ltd.
03-17-11	0.311	10,000,000	10,000,000
National Bank of Canada
03-21-11	0.400	8,000,000	8,000,000
Natixis
03-07-11	0.440	15,000,000	15,000,000
Norinchukin Bank
01-06-11	0.330	10,000,000	10,000,000
Nykredit Bank
01-20-11	0.520	5,000,000	5,000,000
Rabobank Group
04-27-11	0.311	4,000,000	4,000,000
Societe Generale
02-01-11	0.315	10,000,000	10,000,000
02-17-11	0.310	4,996,042	4,996,042
Sumitomo Trust & Banking Co., Ltd.
02-18-11	0.345	5,000,064	5,000,064
04-21-11	0.510	7,000,000	7,000,000
Union Bank of Switzerland
04-18-11	0.341	10,000,000	10,000,000
Westpac Banking Corp.
05-09-11	0.290	12,000,000	12,000,000

Total	194,491,899

Commercial Paper (1.7%)
ASB Finance Ltd.
05-03-11	0.391	4,990,575	4,990,575
General Electric Capital Corp.
01-03-11	0.150	14,999,813	14,999,813
Macquarie Bank Ltd.
01-04-11	0.370	4,996,865	4,996,865

Total			24,987,253

Other Short-Term Obligations (0.2%)
The Goldman Sachs Group, Inc.
01-14-11	0.350	3,000,000	3,000,000

See accompanying Notes to Financial Statements.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  333

Portfolio of Investments (continued)

VP – Partners Small Cap Value Fund

Investments of Cash Collateral Received
for Securities on Loan (continued)
	Effective	Principal
Issuer	yield	amount	Value (a)

Repurchase Agreements (7.6%)(e)
Barclays Capital, Inc. dated 03-22-10, matures 01-31-11, repurchase price
$10,003,444	0.400%	$10,000,000	$10,000,000
Barclays Capital, Inc. dated 10-13-10, matures 01-31-11, repurchase price
$10,002,583	0.300	10,000,000	10,000,000
Cantor Fitzgerald & Co. dated 12-31-10, matures 01-03-11, repurchase price
$20,000,667	0.400	20,000,000	20,000,000
Citigroup Global Markets, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$5,000,067	0.160	5,000,000	5,000,000
Deutsche Bank AG dated 12-31-10, matures 01-03-11, repurchase price
$3,963,448	0.280	3,963,356	3,963,356
Mizuho Securities USA, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$25,001,042	0.500	25,000,000	25,000,000
Morgan Stanley dated 04-15-10, matures 01-31-11, repurchase price
$10,003,014	0.350	10,000,000	10,000,000
Natixis Financial Products, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$10,000,292	0.350	10,000,000	10,000,000
Nomura Securities dated 12-31-10, matures 01-03-11, repurchase price
$5,000,125	0.300	5,000,000	5,000,000
Pershing LLC dated 12-31-10, matures 01-03-11, repurchase price
$10,000,375	0.450	10,000,000	10,000,000
RBS Securities, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$1,000,025	0.300	1,000,000	1,000,000

Total			109,963,356

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $373,425,460)			373,425,460

Total Investments in Securities
(Cost: $1,529,659,268)			$1,827,411,293

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

ADR	— American Depositary Receipt

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 6.42% of net assets.

(d)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.400%)
Security description	Value(a)
BCRR Trust	$470,613
Bear Stearns Commercial Mortgage Securities	1,746,607
Citigroup Commercial Mortgage Trust	660,608
Granite Master Issuer PLC	2,614,083
GS Mortgage Securities Corp II	603,684
JP Morgan Chase Commercial Mortgage Securities Corp	488,883
Merrill Lynch Mortgage Trust	163,587
Morgan Stanley Dean Witter Capital I	1,070,602
Paragon Mortgages PLC	1,620,848
Permanent Master Issuer PLC	530,574
Wachovia Bank Commercial Mortgage Trust	529,911

Total market value of collateral securities	$10,500,000

334  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Partners Small Cap Value Fund

Notes to Portfolio of Investments (continued)

Barclays Capital, Inc. (0.300%)
Security description	Value(a)
Arabella Ltd	$50,397
Archer Daniels	518,468
ASB Finance Ltd	614,243
Banco Bilbao Vizcaya	1,658,123
Banco Bilbao Vizcaya Argentaria/New York NY	24,519
BP Capital Markets	308,146
BPCE	221,541
Central American Bank	1,920
Commonwealth Bank of Australia	311,935
Credit Agricole NA	512
Danske Corp	767,411
Electricite De France	1,270,764
European Investment Bank	1,709,846
Gdz Suez	263,954
Golden Funding Corp	18,171
Ing (US) Funding LLC	80
Natexis Banques	197,337
Nationwide Building	1,230,262
Natixis NY	96,000
Natixis US Finance Co	1,600
Prudential PLC	371,140
Silver Tower US Fund	4,800
Skandin Ens Banken	48,037
Societe Gen No Amer	799,593
Societe Generale NY	10,400
UBS Ag Stamford	801

Total market value of collateral securities	$10,500,000

Cantor Fitzgerald & Co. (0.400%)
Security description	Value(a)
Fannie Mae Interest Strip	$640,621
Fannie Mae Pool	1,749,575
Fannie Mae Principal Strip	20,923
Fannie Mae REMICS	1,172,793
Federal Farm Credit Bank	1,090,740
Federal Home Loan Banks	1,954,149
Federal Home Loan Mortgage Corp	146,612
Federal National Mortgage Association	1,694,384
FHLMC Structured Pass Through Securities	693,595
Freddie Mac Non Gold Pool	1,679,437
Freddie Mac Reference REMIC	11,303
Freddie Mac REMICS	1,030,785
Freddie Mac Strips	303,969
Ginnie Mae I Pool	196,471
Ginnie Mae II Pool	1,089,082
Government National Mortgage Association	438,180
United States Treasury Inflation Indexed Bonds	60,229
United States Treasury Note/Bond	4,786,099
United States Treasury Strip Coupon	1,430,544
United States Treasury Strip Principal	210,509

Total market value of collateral securities	$20,400,000

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  335

Portfolio of Investments (continued)

VP – Partners Small Cap Value Fund

Notes to Portfolio of Investments (continued)

Citigroup Global Markets, Inc. (0.160%)
Security description	Value(a)
Fannie Mae Benchmark REMIC	$24,839
Fannie Mae REMICS	1,679,992
Fannie Mae Whole Loan	42,738
Fannie Mae-Aces	3,263
Freddie Mac Reference REMIC	116,411
Freddie Mac REMICS	2,566,630
Government National Mortgage Association	666,127

Total market value of collateral securities	$5,100,000

Deutsche Bank AG (0.280%)
Security description	Value(a)
Freddie Mac REMICS	$2,110,145
Ginnie Mae I Pool	1,932,478

Total market value of collateral securities	$4,042,623

Mizuho Securities USA, Inc. (0.500%)
Security description	Value(a)
Fannie Mae Grantor Trust	$12,346
Fannie Mae Pool	10,373,877
Fannie Mae REMICS	1,070,594
Fannie Mae Whole Loan	29,086
Federal Farm Credit Bank	16,660
Federal Home Loan Banks	432,261
Federal Home Loan Mortgage Corp	66,574
FHLMC Structured Pass Through Securities	63,054
Freddie Mac Gold Pool	5,435,858
Freddie Mac Non Gold Pool	644,988
Freddie Mac REMICS	1,198,497
Ginnie Mae II Pool	877,595
Government National Mortgage Association	1,627,862
United States Treasury Note/Bond	3,650,748

Total market value of collateral securities	$25,500,000

Morgan Stanley (0.350%)
Security description	Value(a)
Can Ast & Can Ltd	$99,433
Federal Home Loan Banks	1,286,645
Federal Home Loan Mortgage Corp	5,544,002
Google	3,321,215
Starbird Funding Corp	47,957

Total market value of collateral securities	$10,299,252

336  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Partners Small Cap Value Fund

Notes to Portfolio of Investments (continued)

Natixis Financial Products, Inc. (0.350%)
Security description	Value(a)
Fannie Mae Interest Strip	$458,899
Fannie Mae Pool	181,162
Fannie Mae REMICS	3,517,384
Freddie Mac Gold Pool	36,895
Freddie Mac Non Gold Pool	47,461
Freddie Mac REMICS	4,099,978
Freddie Mac Strips	341,535
Government National Mortgage Association	42,337
United States Treasury Note/Bond	1,474,647

Total market value of collateral securities	$10,200,298

Nomura Securities (0.300%)
Security description	Value(a)
AEP Texas Central Transition Funding LLC	$4,705
Ally Auto Receivables Trust	39,680
American Express Credit Account Master Trust	12,455
AmeriCredit Automobile Receivables Trust	38,348
Ameriquest Mortgage Securities Inc	321
Asset Securitization Corp	3,570
Atlantic City Electric Transition Funding LLC	12,854
Banc of America Commercial Mortgage Inc	46,199
Bank of America Auto Trust	14,657
Bayview Commercial Asset Trust	11,334
BMW Vehicle Lease Trust	256,750
Capital Auto Receivables Asset Trust	132,735
Capital One Auto Finance Trust	19,118
Capital One Multi-Asset Execution Trust	27,905
CarMax Auto Owner Trust	75,792
CDC Commercial Mortgage Trust	51,755
CenterPoint Energy Transition Bond Co LLC	86,384
Chase Issuance Trust	167,502
Citibank Credit Card Issuance Trust	3,396
Citibank Omni Master Trust	213,737
Citigroup/Deutsche Bank Commercial Mortgage Trust	319,416
CNH Equipment Trust	33,357
Commercial Mortgage Asset Trust	3,479
Commercial Mortgage Pass Through Certificates	44,106
Countrywide Home Loan Mortgage Pass Through Trust	8,180
Credit Suisse First Boston Mortgage Securities Corp	259,941
Discover Card Master Trust	22,683
Entergy Gulf States Reconstruction Funding LLC	85,704
Ford Credit Auto Owner Trust	87,473
GE Capital Commercial Mortgage Corp	241,440
Greenwich Capital Commercial Funding Corp	109,273
GS Mortgage Securities Corp II	113,706
Harley-Davidson Motorcycle Trust	194,313
Impac CMB Trust	6,632
JP Morgan Chase Commercial Mortgage Securities Corp	238,095
JP Morgan Mortgage Trust	20,774
LB-UBS Commercial Mortgage Trust	167,787
Merrill Lynch/Countrywide Commercial Mortgage Trust	34,843
Morgan Stanley Dean Witter Capital I	762
Nissan Auto Lease Trust	33,590
Nissan Auto Receivables Owner Trust	116,172
PG&E Energy Recovery Funding LLC	164,715
SLM Student Loan Trust	709,427

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  337

Portfolio of Investments (continued)

VP – Partners Small Cap Value Fund

Notes to Portfolio of Investments (continued)

Nomura Securities (0.300%) (continued)
Security description	Value(a)
Structured Asset Securities Corp	$278,255
Toyota Auto Receivables Owner Trust	9,548
USAA Auto Owner Trust	39,659
Wachovia Auto Loan Owner Trust	7,608
Wachovia Bank Commercial Mortgage Trust	586,015
World Omni Auto Receivables Trust	53,961
World Omni Automobile Lease Securitization Trust	39,889

Total market value of collateral securities	$5,250,000

Pershing LLC (0.450%)
Security description	Value(a)
Fannie Mae Pool	$5,193,059
Fannie Mae REMICS	1,170,920
Freddie Mac Gold Pool	444,184
Freddie Mac REMICS	1,545,473
Ginnie Mae I Pool	395,584
Government National Mortgage Association	1,450,780

Total market value of collateral securities	$10,200,000

RBS Securities, Inc. (0.300%)
Security description	Value(a)
Amortizing Residential Collateral Trust	$36,653
Capital One Multi-Asset Execution Trust	134,099
Chase Issuance Trust	35,945
Citibank Credit Card Issuance Trust	83,971
Citibank Omni Master Trust	81,145
Discover Card Master Trust I	48,968
First Franklin Mortgage Loan Asset Backed Certificates	29,632
First National Master Note Trust	44,146
Ford Credit Auto Owner Trust	7,646
Freddie Mac Gold Pool	82,095
GS Mortgage Securities Corp II	33,357
HSBC Home Equity Loan Trust	93,900
Merrill Lynch/Countrywide Commercial Mortgage Trust	101,857
Nelnet Student Loan Trust	42,089
SLC Student Loan Trust	67,407
SLM Student Loan Trust	102,450
Structured Asset Investment Loan Trust	7,558
Wells Fargo Home Equity Trust	14,673

Total market value of collateral securities	$1,047,591

(f)	Affiliated Money Market Fund — See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(g)	Identifies issues considered to be illiquid as to their marketability (see Note 2 to the financial statements). The aggregate value of such securities at Dec. 31, 2010 was $6,811,612, representing 0.47% of net assets. Information concerning such security holdings at Dec. 31, 2010 was as follows:

	Acquisition
Security	dates	Cost
Computer Services, Inc.	07-25-07 thru 08-31-10	$777,320
Harbinger Group, Inc.	04-27-06 thru 06-04-09	2,595,469
Industrias Bachoco SAB de CV, ADR	05-03-06 thru 08-26-10	3,321,273

338  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Partners Small Cap Value Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may includes an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks	$1,326,930,777	$—	$—	$1,326,930,777

Total Equity Securities	1,326,930,777	—	—	1,326,930,777

Other
Affiliated Money Market Fund(c)	127,055,056	—	—	127,055,056
Investments of Cash Collateral Received for Securities on Loan	—	373,425,460	—	373,425,460

Total Other	127,055,056	373,425,460	—	500,480,516

Total	$1,453,985,833	$373,425,460	$—	$1,827,411,293

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  339

Portfolio of Investments (continued)

VP – Partners Small Cap Value Fund

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

340  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Statements of Assets and Liabilities

		RiverSource VP —
		Cash	RiverSource VP —
	RiverSource VP —	Management	Diversified
Dec. 31, 2010	Balanced Fund	Fund	Bond Fund
Assets
Investments in securities, at value
Unaffiliated issuers* (identified cost $828,161,279, $839,363,608 and $4,015,546,596)	$1,006,439,381	$839,363,608	$4,142,383,520
Affiliated money market fund (identified cost $15,311,808, $— and $322,075,929)	15,311,808	—	322,075,929
Investments of cash collateral received for securities on loan
Short-term securities (identified cost $38,994,613, $— and $329,971,021)	38,994,613	—	329,971,021
Repurchase agreements (identified cost $75,074,304, $— and $166,593,498)	75,074,304	—	166,593,498

Total investments in securities (identified cost $957,542,004, $839,363,608 and $4,834,187,044)	1,135,820,106	839,363,608	4,961,023,968
Cash	—	149,490	—
Capital shares receivable	—	64,705	2,281
Foreign currency holdings (identified cost $116,771, $— and $2,064,058)	119,731	—	2,117,262
Dividends and accrued interest receivable	3,478,417	30,810	30,791,064
Receivable for investment securities sold	11,736,415	—	134,346,552
Receivable from Investment Manager	—	277,836	—
Variation margin receivable on futures contracts	—	—	1,241,910
Reclaims receivable	16,652	—	160,300
Unrealized appreciation on forward foreign currency contracts	—	—	2,005,267

Total assets	1,151,171,321	839,886,449	5,131,688,604

Liabilities
Forward sale commitments, at value (proceeds receivable $1,582,266, $— and $— )	1,576,875	—	—
Disbursements in excess of cash	3,196	—	188,825
Dividends payable to shareholders	—	230	—
Capital shares payable	1,150,721	979,863	1,968,528
Payable for investment securities purchased	11,165,695	—	688,151,556
Payable for securities purchased on a forward-commitment basis	62,267,650	—	—
Payable upon return of securities loaned	114,068,917	—	496,564,519
Variation margin payable on futures contracts	114,812	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	2,387,571
Accrued investment management services fees	428,877	238,056	1,473,224
Accrued distribution fees	101,152	67,934	183,999
Accrued transfer agency fees	48,551	43,282	199,377
Accrued administrative services fees	46,628	41,798	197,999
Other accrued expenses	198,252	214,130	625,400

Total liabilities	191,171,326	1,585,293	1,191,940,998

Net assets applicable to outstanding shares	$959,999,995	$838,301,156	$3,939,747,606

Represented by
Shares of beneficial interest — $.01 par value	$—	$8,383,006	$3,581,735
Additional paid-in capital	—	832,545,348	3,660,600,152
Undistributed (excess of distributions over) net investment income	—	(21,996)	179,533,178
Accumulated net realized gain (loss)	—	(2,605,202)	(27,933,198)
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	—	—	123,965,739
Partners’ capital	959,999,995	—	—

Total — representing net assets applicable to outstanding shares	$959,999,995	$838,301,156	$3,939,747,606

*Value of securities on loan	$103,619,732	$—	$509,932,853

Net assets applicable to outstanding shares:	Class 1	N/A	$212,829,673	$2,224,175,983
	Class 2	N/A	$3,829,386	$3,422,137
	Class 3	$959,999,995	$621,642,097	$1,712,149,486
Outstanding shares of beneficial interest:	Class 1	N/A	212,826,382	202,213,942
	Class 2	N/A	3,829,476	311,375
	Class 3	69,413,319	621,644,748	155,648,221
Net asset value per share:	Class 1	N/A	$1.00	$11.00
	Class 2	N/A	$1.00	$10.99
	Class 3	$13.83	$1.00	$11.00

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  341

Statements of Assets and Liabilities (continued)

	RiverSource VP —	RiverSource VP —	RiverSource VP —
	Diversified Equity	Dynamic	Global
Dec. 31, 2010	Income Fund	Equity Fund	Bond Fund
Assets
Investments in securities, at value
Unaffiliated issuers* (identified cost $2,331,072,085, $1,167,401,805 and $1,430,854,353)	$3,061,746,992	$1,365,271,372	$1,518,743,498
Affiliated money market fund (identified cost $72,031,834, $9,630,191 and $67,602,669)	72,031,834	9,630,191	67,602,669
Investments of cash collateral received for securities on loan
Short-term securities (identified cost $385,956,044, $152,967,406 and $—)	385,956,044	152,967,406	—
Repurchase agreements (identified cost $154,943,900, $52,278,391 and $17,884,231)	154,943,900	52,278,391	17,884,231

Total investments in securities (identified cost $2,944,003,863, $1,382,277,793 and $1,516,341,253)	3,674,678,770	1,580,147,360	1,604,230,398
Cash	—	9,275	—
Capital shares receivable	—	—	3,617
Foreign currency holdings (identified cost $ —, $1,716 and $14,552,888)	—	1,894	14,958,824
Dividends and accrued interest receivable	3,034,218	1,061,576	19,520,796
Receivable for investment securities sold	9,844,641	122	2,178,203
Unrealized appreciation on forward foreign currency contracts	—	—	2,629,175
Receivable from the Investment Manager	—	—	1,382
Reclaims receivable	8,444	35,845	840,231

Total assets	3,687,566,073	1,581,256,072	1,644,362,626

Liabilities
Disbursements in excess of cash	—	—	266,216
Capital shares payable	3,768,945	1,716,527	180,970
Payable for investment securities purchased	11,507,725	—	13,878,481
Payable upon return of securities loaned	540,899,944	205,245,797	17,884,231
Variation margin payable on futures contracts	—	12,000	190,889
Unrealized depreciation on forward foreign currency contracts	—	—	1,790,484
Accrued investment management services fees	1,503,161	689,637	880,341
Accrued distribution fees	165,507	145,310	55,305
Accrued transfer agency fees	157,232	69,745	80,056
Accrued administrative services fees	136,655	64,491	99,770
Other accrued expenses	461,412	271,737	268,399

Total liabilities	558,600,581	208,215,244	35,575,142

Net assets applicable to outstanding shares	$3,128,965,492	$1,373,040,828	$1,608,787,484

Represented by
Shares of beneficial interest — $.01 par value	$—	$—	$1,375,360
Additional paid-in capital	—	—	1,520,556,229
Excess of distributions over net investment income	—	—	(4,854,099)
Accumulated net realized gain (loss)	—	—	1,615,034
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	—	—	90,094,960
Partners’ capital	3,128,965,492	1,373,040,828	—

Total — representing net assets applicable to outstanding shares	$3,128,965,492	$1,373,040,828	$1,608,787,484

*Value of securities on loan	$528,462,462	$199,271,803	$29,810,165

Net assets applicable to outstanding shares:	Class 1	$1,554,974,720	$5,376	$1,086,905,424
	Class 2	$1,191,024	$32,310	$1,826,584
	Class 3	$1,572,799,748	$1,373,003,142	$520,055,476
Outstanding shares of beneficial interest:	Class 1	117,924,658	278	92,927,464
	Class 2	90,542	1,672	156,264
	Class 3	119,444,089	71,064,322	44,452,275
Net asset value per share:	Class 1	$13.19	$19.34	$11.70
	Class 2	$13.15	$19.32	$11.69
	Class 3	$13.17	$19.32	$11.70

The accompanying Notes to Financial Statements are an integral part of this statement.

342  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	RiverSource VP —		RiverSource VP —
	Global Inflation	RiverSource VP —	Income
	Protected	High Yield	Opportunities
Dec. 31, 2010	Securities Fund	Bond Fund	Fund
Assets
Investments in securities, at value
Unaffiliated issuers* (identified cost $2,486,734,503, $613,741,605 and $983,013,438)	$2,505,760,045	$656,854,720	$1,044,629,690
Affiliated money market fund (identified cost $12,386,908, $7,909,130 and $28,932,238)	12,386,908	7,909,130	28,932,238
Investments of cash collateral received for securities on loan
Short-term securities (identified cost $457,942,711, $2,999,234 and $171,472,570)	457,942,711	2,999,234	171,472,570
Repurchase agreements (identified cost $201,502,849, $50,197,787 and $66,994,729)	201,502,849	50,197,787	66,994,729

Total investments in securities (identified cost $3,158,566,971, $674,847,756 and $1,250,412,975)	3,177,592,513	717,960,871	1,312,029,227
Cash	—	5,314	14,616
Capital shares receivable	40,936	6,365	—
Foreign currency holdings (identified cost $2,977,560, $— and $ —)	3,040,144	—	—
Dividends and accrued interest receivable	17,527,035	11,700,829	18,585,831
Variation margin receivable on futures contracts	644,582	—	—
Receivable for investment securities sold	89,350	7,698,673	3,680,522
Unrealized appreciation on forward foreign currency contracts	9,235,608	—	—
Margin deposits on futures contracts	2,787,331	—	—
Reclaims receivable	165,333	23,768	36,149

Total assets	3,211,122,832	737,395,820	1,334,346,345

Liabilities
Capital shares payable	287,426	430,715	134,405
Payable for investment securities purchased	203,653	3,263,657	—
Payable upon return of securities loaned	659,445,560	53,197,021	238,467,299
Unrealized depreciation on forward foreign currency contracts	8,472,855	—	—
Accrued investment management services fees	886,961	340,000	559,542
Accrued distribution fees	35,515	72,232	26,870
Accrued transfer agency fees	126,653	34,575	55,210
Accrued administrative services fees	133,023	39,581	61,581
Other accrued expenses	262,366	101,025	163,821

Total liabilities	669,854,012	57,478,806	239,468,728

Net assets applicable to outstanding shares	$2,541,268,820	$679,917,014	$1,094,877,617

Represented by
Shares of beneficial interest — $.01 par value	$2,664,719	$980,757	$1,023,930
Additional paid-in capital	2,540,284,444	724,370,268	890,765,467
Undistributed (excess of distributions over) net investment income	(39,316,296)	54,435,183	109,653,901
Accumulated net realized gain (loss)	19,539,276	(142,982,309)	31,818,067
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	18,096,677	43,113,115	61,616,252

Total — representing net assets applicable to outstanding shares	$2,541,268,820	$679,917,014	$1,094,877,617

*Value of securities on loan	$663,823,744	$52,010,287	$233,143,531

Net assets applicable to outstanding shares:	Class 1	$2,209,104,701	$5,399	$842,201,619
	Class 2	$1,226,736	$2,131,839	$929,313
	Class 3	$330,937,383	$677,779,776	$251,746,685
Outstanding shares of beneficial interest:	Class 1	231,652,013	778	78,794,161
	Class 2	128,799	307,829	87,063
	Class 3	34,691,077	97,767,049	23,511,781
Net asset value per share:	Class 1	$9.54	$6.94	$10.69
	Class 2	$9.52	$6.93	$10.67
	Class 3	$9.54	$6.93	$10.71

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  343

Statements of Assets and Liabilities (continued)

	RiverSource VP —	RiverSource VP —	RiverSource VP —
	Mid Cap	Mid Cap	S&P 500
Dec. 31, 2010	Growth Fund	Value Fund	Index Fund
Assets
Investments in securities, at value
Unaffiliated issuers* (identified cost $335,139,175, $684,011,552 and $181,362,113)	$396,429,198	$838,453,935	$213,889,868
Affiliated money market fund (identified cost $12,143,688, $22,881,343 and $2,406,983)	12,143,688	22,881,343	2,406,983
Investments of cash collateral received for securities on loan
Short-term securities (identified cost $52,992,379, $44,999,331 and $1,000,000)	52,992,379	44,999,331	1,000,000
Repurchase agreements (identified cost $56,957,893, $56,947,863 and $27,203,008)	56,957,893	56,947,863	27,203,008

Total investments in securities (identified cost $457,233,135, $808,840,089 and $211,972,104)	518,523,158	963,282,472	244,499,859
Cash	—	—	95
Dividends and accrued interest receivable	152,742	707,192	255,893
Receivable for investment securities sold	2,405,573	2,128,697	16,278
Receivable from Investment Manager	—	—	17,409
Reclaims receivable	283	404	—

Total assets	521,081,756	966,118,765	244,789,534

Liabilities
Disbursements in excess of cash	—	19	—
Capital shares payables	542,996	3,012,711	150,054
Payable for investment securities purchased	2,104,669	2,958,266	4,794
Payable upon return of securities loaned	109,950,272	101,947,194	28,203,008
Variation margin payable on futures contracts	—	—	3,000
Accrued investment management services fees	241,325	502,524	40,009
Accrued distribution fees	43,106	14,456	22,733
Accrued administrative services fees	20,685	41,606	10,911
Accrued transfer agency fees	20,685	43,072	10,911
Other accrued expenses	73,202	80,725	80,420

Total liabilities	112,996,940	108,600,573	28,525,840

Net assets applicable to outstanding shares	$408,084,816	$857,518,192	$216,263,694

Represented by
Partners’ capital	$408,084,816	$857,518,192	$216,263,694

Total — representing net assets applicable to outstanding shares	$408,084,816	$857,518,192	$216,263,694

*Value of securities on loan	$106,277,595	$98,992,917	$27,508,217

Net assets applicable to outstanding shares:	Class 1	$5,469	$720,087,270	N/A
	Class 2	$133,894	$321,156	N/A
	Class 3	$407,945,453	$137,109,766	$216,263,694
Outstanding shares of beneficial interest:	Class 1	376	65,710,899	N/A
	Class 2	9,218	29,328	N/A
	Class 3	28,073,949	12,523,398	25,128,735
Net asset value per share:	Class 1	$14.55	$10.96	N/A
	Class 2	$14.53	$10.95	N/A
	Class 3	$14.53	$10.95	$8.61

The accompanying Notes to Financial Statements are an integral part of this statement.

344  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	RiverSource VP —
	Short Duration		Seligman VP —
	U.S. Government	Seligman VP —	Larger-Cap
Dec. 31, 2010	Fund	Growth Fund	Value Fund
Assets
Investments in securities, at value
Unaffiliated issuers* (identified cost $1,189,520,970, $192,143,237 and $22,938,337)	$1,190,475,814	$232,573,269	$29,555,770
Affiliated money market fund (identified cost $16,164,218, $1,551,886 and $447,502)	16,164,218	1,551,886	447,502
Investments of cash collateral received for securities on loan
Short-term securities (identified cost $189,962,583, $2,500,000 and $ — )	189,962,583	2,500,000	—
Repurchase agreements (identified cost $111,119,198, $28,311,261 and $4,574,846)	111,119,198	28,311,261	4,574,846

Total investments in securities (identified cost $1,506,766,969, $224,506,384 and $27,960,685)	1,507,721,813	264,936,416	34,578,118
Capital shares receivable	36,761	—	—
Cash	17,489	43	—
Expense reimbursement receivable from the Investment Manager	—	—	9
Dividends and accrued interest receivable	2,983,412	104,406	30,660
Receivable for investment securities sold	18,108	489,857	—
Reclaims receivable	—	30,087	164

Total assets	1,510,777,583	265,560,809	34,608,951

Liabilities
Capital shares payable	1,002,935	337,695	53,926
Payable for investment securities purchased	54,084,863	693,414	—
Payable upon return of securities loaned	301,081,781	30,811,261	4,574,846
Variation margin payable on futures contracts	332,530	—	—
Accrued investment management services fees	466,427	118,825	14,801
Accrued distribution fees	45,550	24,783	3,102
Accrued transfer agency fees	58,706	11,882	1,480
Accrued administrative services fees	65,076	11,882	1,480
Other accrued expenses	106,163	60,618	33,856

Total liabilities	357,244,031	32,070,360	4,683,491

Net assets applicable to outstanding shares	$1,153,533,552	$233,490,449	$29,925,460

Represented by
Shares of beneficial interest — $.01 par value	$1,111,703	$—	$—
Additional paid-in capital	1,152,895,869	—	—
Undistributed net investment income	11,202,328	—	—
Accumulated net realized gain (loss)	(14,248,522)	—	—
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	2,572,174	—	—
Partners’ capital	—	233,490,449	29,925,460

Total — representing net assets applicable to outstanding shares	$1,153,533,552	$233,490,449	$29,925,460

*Value of securities on loan	$295,412,605	$29,985,339	$4,461,012

Net assets applicable to outstanding shares:	Class 1	$733,780,708	$5,380	$5,259
	Class 2	$1,985,171	$319,713	$198,772
	Class 3	$417,767,673	$233,165,356	$29,721,429
Outstanding shares of beneficial interest:	Class 1	70,702,643	789	524
	Class 2	191,566	46,961	19,824
	Class 3	40,276,118	34,177,177	2,964,999
Net asset value per share:	Class 1	$10.38	$6.82	$10.04
	Class 2	$10.36	$6.81	$10.03
	Class 3	$10.37	$6.82	$10.02

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  345

Statements of Assets and Liabilities (continued)

	Seligman VP —	Threadneedle VP —	Threadneedle VP —
	Smaller-Cap	Emerging	International
Dec. 31, 2010	Value Fund	Markets Fund	Opportunity Fund
Assets
Investments in securities, at value
Unaffiliated issuers* (identified cost $46,764,258, $812,703,254 and $407,811,156)	$88,452,244	$1,028,870,626	$524,564,448
Affiliated money market fund (identified cost $143,973, $10,923,710 and $3,286,537)	143,973	10,923,710	3,286,537
Investments of cash collateral received for securities on loan
Repurchase agreements (identified cost $17,769,111, $8,942,282 and $28,012,798)	17,769,111	8,942,282	28,012,798

Total investments in securities (identified cost $64,677,342, $832,569,246 and $439,110,491)	106,365,328	1,048,736,618	555,863,783
Cash	—	65,500	—
Foreign currency holdings (identified cost $ —, $10,654,215 and $336,353)	—	10,866,835	352,394
Capital shares receivable	—	—	4,567
Receivable from Investment Manager	4	—	—
Dividends and accrued interest receivable	5,910	725,604	366,289
Receivable for investment securities sold	—	—	302,921
Reclaims receivable	—	65,574	753,042

Total assets	106,371,242	1,060,460,131	557,642,996

Liabilities
Disbursements in excess of cash	—	—	10,722
Capital shares payable	125,185	454,997	492,017
Payable for investment securities purchased	—	—	242,084
Payable upon return of securities loaned	17,769,111	8,942,282	28,012,798
Accrued investment management services fees	59,003	928,445	351,394
Accrued distribution fees	9,352	58,085	55,962
Accrued transfer agency fees	4,481	52,116	26,837
Accrued administrative services fees	5,975	67,171	35,671
Other accrued expenses	34,544	277,078	139,107

Total liabilities	18,007,651	10,780,174	29,366,592

Net assets applicable to outstanding shares	$88,363,591	$1,049,679,957	$528,276,404

Represented by
Shares of beneficial interest — $.01 par value	$—	$585,086	$437,214
Additional paid-in capital	—	831,074,401	619,515,469
Undistributed (excess of distributions over) net investment income	—	2,838,751	(1,149,367)
Accumulated net realized gain (loss)	—	(1,203,107)	(207,385,347)
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	—	216,384,826	116,858,435
Partners’ capital	88,363,591	—	—

Total — representing net assets applicable to outstanding shares	$88,363,591	$1,049,679,957	$528,276,404

*Value of securities on loan	$17,288,586	$8,397,994	$26,881,604

Net assets applicable to outstanding shares:	Class 1	$5,539	$490,399,039	$5,729
	Class 2	$190,030	$2,050,323	$533,699
	Class 3	$88,168,022	$557,230,595	$527,736,976
Outstanding shares of beneficial interest:	Class 1	481	27,326,173	474
	Class 2	16,521	114,426	44,210
	Class 3	7,662,006	31,067,970	43,676,680
Net asset value per share:	Class 1	$11.52	$17.95	$12.09
	Class 2	$11.50	$17.92	$12.07
	Class 3	$11.51	$17.94	$12.08

The accompanying Notes to Financial Statements are an integral part of this statement.

346  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	VP — Davis	VP — Goldman	VP — Partners
	New York	Sachs Mid Cap	Small Cap
Dec. 31, 2010	Venture Fund	Value Fund	Value Fund
Assets
Investments in securities, at value
Unaffiliated issuers* (identified cost $1,057,730,496, $756,487,700 and $1,029,178,752)	$1,355,634,550	$882,528,272	$1,326,930,777
Affiliated money market fund (identified cost $57,156,554, $26,542,170 and $127,055,056)	57,156,554	26,542,170	127,055,056
Investments of cash collateral received for securities on loan
Short-term securities (identified cost $125,977,187, $— and $263,462,104)	125,977,187	—	263,462,104
Repurchase agreements (identified cost $46,860,051, $— and $109,963,356)	46,860,051	—	109,963,356

Total investments in securities (identified cost $1,287,724,288, $783,029,870 and $1,529,659,268)	1,585,628,342	909,070,442	1,827,411,293
Cash	—	8,200	—
Dividends and accrued interest receivable	1,272,233	1,350,943	1,151,424
Receivable for investment securities sold	16,738,381	—	13,262,005
Reclaims receivable	152,711	346	585

Total assets	1,603,791,667	910,429,931	1,841,825,307

Liabilities
Capital shares payable	421,141	1,645,595	3,204,051
Payable for investment securities purchased	379,739	4,550,928	10,473,998
Payable upon return of securities loaned	172,837,238	—	373,425,460
Accrued investment management services fees	844,899	580,758	1,117,510
Accrued distribution fees	8,518	1,768	30,146
Accrued transfer agency fees	71,738	45,308	73,407
Accrued administrative services fees	66,152	43,656	92,014
Other accrued expenses	567,046	45,587	208,133

Total liabilities	175,196,471	6,913,600	388,624,719

Net assets applicable to outstanding shares	$1,428,595,196	$903,516,331	$1,453,200,588

Represented by
Partners’ capital	$1,428,595,196	$903,516,331	$1,453,200,588

Total — representing net assets applicable to outstanding shares	$1,428,595,196	$903,516,331	$1,453,200,588

*Value of securities on loan	$168,132,274	$—	$362,384,306

Net assets applicable to outstanding shares:	Class 1	$1,348,356,001	$886,881,269	$1,168,661,063
	Class 2	$471,578	$527,015	$484,367
	Class 3	$79,767,617	$16,108,047	$284,055,158
Outstanding shares of beneficial interest:	Class 1	134,896,137	79,296,234	76,487,760
	Class 2	47,188	47,185	31,764
	Class 3	7,985,012	1,440,548	18,619,632
Net asset value per share:	Class 1	$10.00	$11.18	$15.28
	Class 2	$9.99	$11.17	$15.25
	Class 3	$9.99	$11.18	$15.26

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  347

Statements of Operations

		RiverSource VP —
		Cash	RiverSource VP —
	RiverSource VP —	Management	Diversified
Year ended Dec. 31, 2010	Balanced Fund	Fund	Bond Fund
Investment income
Income:
Dividends	$13,667,755	$—	$—
Interest	14,782,912	2,051,139	205,344,192
Income distributions from affiliated money market fund	34,085	—	572,821
Income from securities lending — net	179,166	—	1,223,430
Foreign taxes withheld	(47,445)	—	(62,663)

Total income	28,616,473	2,051,139	207,077,780

Expenses:
Investment management services fees	5,132,945	2,937,512	20,576,872
Distribution fees
Class 2	—	2,494	2,082
Class 3	1,200,068	966,813	4,189,486
Transfer agency fees
Class 1	—	70,338	827,076
Class 2	—	600	501
Class 3	581,752	468,742	2,025,698
Administrative services fees	552,751	514,572	2,730,158
Compensation of board members	27,346	25,303	138,957
Custodian fees	76,940	18,620	198,857
Printing and postage	284,850	319,250	830,000
Professional fees	53,817	43,664	125,654
Other	51,076	34,474	518,093

Total expenses	7,961,545	5,402,382	32,163,434
Expenses waived/reimbursed by the Investment Manager and its affiliates	—	(3,433,453)	—

Total net expenses	7,961,545	1,968,929	32,163,434

Investment income (loss) — net	20,654,928	82,210	174,914,346

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Security transactions	51,956,902	551	187,644,329
Foreign currency transactions	1,922	—	5,982,270
Futures contracts	(2,488,889)	—	(22,088,192)
Options contracts written	13,473	—	1,800,139

Net realized gain (loss) on investments	49,483,408	551	173,338,546
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	41,465,993	(2,226,789)	45,913,157
Increase from payments by affiliate (Note 12)	—	2,226,789	—

Net gain (loss) on investments and foreign currencies	90,949,401	551	219,251,703

Net increase (decrease) in net assets resulting from operations	$111,604,329	$82,761	$394,166,049

The accompanying Notes to Financial Statements are an integral part of this statement.

348  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	RiverSource VP —	RiverSource VP —	RiverSource VP —
	Diversified Equity	Dynamic	Global
Year ended Dec. 31, 2010	Income Fund	Equity Fund	Bond Fund
Investment income
Income:
Dividends	$75,827,205	$30,056,709	$—
Interest	550,494	—	74,241,569
Income distributions from affiliated money market fund	165,683	24,545	83,823
Income from securities lending — net	1,350,610	610,628	43,119
Foreign taxes withheld	(280,088)	(69,268)	(394,973)

Total income	77,613,904	30,622,614	73,973,538

Expenses:
Investment management services fees	20,837,717	8,710,506	10,625,621
Distribution fees
Class 2	452	24	824
Class 3	3,033,169	1,658,613	1,253,628
Transfer agency fees
Class 1	530,394	2	371,055
Class 2	109	6	198
Class 3	1,466,924	803,947	606,110
Administrative services fees	1,686,479	738,432	1,204,105
Compensation of board members	96,081	37,678	46,433
Custodian fees	53,190	28,143	217,310
Printing and postage	652,200	441,655	252,350
Professional fees	88,388	54,757	62,913
Other	123,862	42,065	94,235

Total expenses	28,568,965	12,515,828	14,734,782
Expenses waived/reimbursed by the Investment Manager and its affiliates	—	—	(45,816)

Total net expenses	28,568,965	12,515,828	14,688,966

Investment income (loss) — net	49,044,939	18,106,786	59,284,572

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Security transactions	123,857,868	118,698,460	18,772,409
Foreign currency transactions	(219)	(1,357)	4,250,900
Futures contracts	—	2,171,093	(2,434,416)

Net realized gain (loss) on investments	123,857,649	120,868,196	20,588,893
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	263,983,214	72,633,163	9,458,149

Net gain (loss) on investments and foreign currencies	387,840,863	193,501,359	30,047,042

Net increase (decrease) in net assets resulting from operations	$436,885,802	$211,608,145	$89,331,614

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  349

Statements of Operations (continued)

	RiverSource VP —		RiverSource VP —
	Global Inflation	RiverSource VP —	Income
	Protected	High Yield	Opportunities
Year ended Dec. 31, 2010	Securities Fund	Bond Fund	Fund
Investment income
Income:
Interest	$78,393,310	$59,016,720	$121,262,341
Income distributions from affiliated money market fund	116,557	38,342	109,045
Income from securities lending — net	696,235	126,486	602,739
Foreign taxes withheld	(22,255)	(4,729)	(7,308)

Total income	79,183,847	59,176,819	121,966,817

Expenses:
Investment management services fees	10,108,104	4,093,556	8,887,899
Distribution fees
Class 2	545	936	417
Class 3	1,453,265	866,816	1,190,840
Transfer agency fees
Class 1	752,431	2	319,620
Class 2	131	225	100
Class 3	701,560	420,255	574,711
Administrative services fees	1,514,683	475,981	961,449
Compensation of board members	68,414	19,847	45,125
Custodian fees	187,983	22,415	38,980
Printing and postage	230,000	145,600	137,008
Professional fees	74,892	42,142	60,809
Other	230,700	28,381	62,875

Total expenses	15,322,708	6,116,156	12,279,833

Investment income (loss) — net	63,861,139	53,060,663	109,686,984

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Security transactions	29,229,017	33,660,527	110,270,561
Foreign currency transactions	66,247,859	—	—
Futures contracts	(11,715,345)	—	—
Options contracts written	655,174	—	—

Net realized gain (loss) on investments	84,416,705	33,660,527	110,270,561
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	(53,058,756)	3,560,405	(70,409,676)

Net gain (loss) on investments and foreign currencies	31,357,949	37,220,932	39,860,885

Net increase (decrease) in net assets resulting from operations	$95,219,088	$90,281,595	$149,547,869

The accompanying Notes to Financial Statements are an integral part of this statement.

350  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	RiverSource VP —	RiverSource VP —	RiverSource VP —
	Mid Cap	Mid Cap	S&P 500
Year ended Dec. 31, 2010	Growth Fund	Value Fund	Index Fund
Investment income
Income:
Dividends	$2,107,560	$9,207,383	$4,395,666
Interest	—	5,253	26
Income distributions from affiliated money market fund	13,565	46,168	2,373
Income from securities lending — net	884,755	229,583	34,264
Foreign taxes withheld	(4,936)	(55,469)	—

Total income	3,000,944	9,432,918	4,432,329

Expenses:
Investment management services fees	2,648,338	3,818,655	463,241
Distribution fees			—
Class 2	60	146	—
Class 3	474,499	219,034	263,208
Transfer agency fees			—
Class 1	2	221,877	—
Class 2	15	35	—
Class 3	229,988	106,016	127,585
Administrative services fees	227,768	317,145	126,336
Compensation of board members	10,735	13,596	5,981
Custodian fees	16,310	46,085	39,259
Printing and postage	78,860	53,600	62,679
Licensing fees	—	—	21,178
Professional fees	30,241	30,225	28,044
Other	21,628	18,714	8,331

Total expenses	3,738,444	4,845,128	1,145,842
Expenses waived/reimbursed by the Investment Manager and its affiliates	—	—	(29,508)

Total net expenses	3,738,444	4,845,128	1,116,334

Investment income (loss) — net	(737,500)	4,587,790	3,315,995

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Security transactions	51,450,990	33,830,827	4,862,380
Foreign currency transactions	—	(2,908)	—
Futures contracts	—	—	289,653
Options contracts written	216,672	—	—

Net realized gain (loss) on investments	51,667,662	33,827,919	5,152,033
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	38,131,471	123,586,105	20,022,146

Net gain (loss) on investments and foreign currencies	89,799,133	157,414,024	25,174,179

Net increase (decrease) in net assets resulting from operations	$89,061,633	$162,001,814	$28,490,174

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  351

Statements of Operations (continued)

	RiverSource VP —
	Short Duration		Seligman VP —
	U.S. Government	Seligman VP —	Larger-Cap
Year ended Dec. 31, 2010	Fund	Growth Fund	Value Fund
Investment income
Income:
Dividends	$—	$2,868,940	$430,517
Interest	15,199,218	—	—
Income distributions from affiliated money market fund	190,165	3,818	615
Income from securities lending — net	129,524	38,183	1,683
Foreign taxes withheld	—	(16,605)	—

Total income	15,518,907	2,894,336	432,815

Expenses:
Investment management services fees	4,047,596	1,425,360	145,078
Distribution fees
Class 2	1,301	140	85
Class 3	588,456	284,273	27,463
Transfer agency fees
Class 1	227,967	2	2
Class 2	313	34	21
Class 3	285,260	137,787	13,319
Administrative services fees	572,107	136,482	13,204
Compensation of board members	22,211	6,468	589
Custodian fees	54,218	17,016	4,001
Printing and postage	110,194	63,215	3,230
Professional fees	40,739	33,556	35,470
Other	29,924	11,816	1,754

Total expenses	5,980,286	2,116,149	244,216
Expenses waived/reimbursed by the Investment Manager and its affiliates	—	—	(6,428)

Total net expenses	5,980,286	2,116,149	237,788

Investment income (loss) — net	9,538,621	778,187	195,027

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Security transactions	15,473,817	38,467,467	344,758
Futures contracts	(2,853,358)	—	—

Net realized gain (loss) on investments	12,620,459	38,467,467	344,758
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	416,645	(3,667,235)	3,963,263

Net gain (loss) on investments and foreign currencies	13,037,104	34,800,232	4,308,021

Net increase (decrease) in net assets resulting from operations	$22,575,725	$35,578,419	$4,503,048

The accompanying Notes to Financial Statements are an integral part of this statement.

352  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Seligman VP —	Threadneedle VP —	Threadneedle VP —
	Smaller-Cap	Emerging	International
Year ended Dec. 31, 2010	Value Fund	Markets Fund	Opportunity Fund
Investment income
Income:
Dividends	$343,830	$21,653,974	$11,440,994
Interest	—	241,256	—
Income distributions from affiliated money market fund	255	35,827	9,769
Income from securities lending — net	13,039	127,085	304,750
Foreign taxes withheld	—	(2,016,865)	(1,908,782)

Total income	357,124	20,041,277	9,846,731

Expenses:
Investment management services fees	697,532	9,905,835	4,147,559
Distribution fees
Class 2	64	819	228
Class 3	99,915	827,804	643,936
Transfer agency fees
Class 1	2	163,961	2
Class 2	16	197	55
Class 3	48,429	400,629	312,074
Administrative services fees	63,968	723,873	411,095
Compensation of board members	2,255	26,295	14,650
Custodian fees	5,820	601,100	118,546
Printing and postage	17,429	110,770	110,800
Professional fees	25,256	66,728	42,607
Other	3,360	489,248	43,112

Total expenses	964,046	13,317,259	5,844,664
Expenses waived/reimbursed by the Investment Manager and its affiliates	(945)	—	—

Total expenses	963,101	13,317,259	5,844,664

Investment income (loss) — net	(605,977)	6,724,018	4,002,067

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Security transactions	6,870,735	172,525,300	23,207,090
Foreign currency transactions	—	512,376	160,405

Net realized gain (loss) on investments	6,870,735	173,037,676	23,367,495
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	13,003,137	(7,437,132)	37,437,226

Net gain (loss) on investments and foreign currencies	19,873,872	165,600,544	60,804,721

Net increase (decrease) in net assets resulting from operations	$19,267,895	$172,324,562	$64,806,788

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  353

Statements of Operations (continued)

	VP — Davis	VP — Goldman	VP — Partners
	New York	Sachs Mid Cap	Small Cap
Year ended Dec. 31, 2010	Venture Fund	Value Fund	Value Fund
Investment income
Income:
Dividends	$24,960,940	$8,865,448	$18,813,692
Interest	914,501	—	—
Income distributions from affiliated money market fund	200,867	45,922	268,749
Income from securities lending — net	476,468	—	1,072,331
Foreign taxes withheld	(535,067)	(19,185)	(90,712)

Total income	26,017,709	8,892,185	20,064,060

Expenses:
Investment management services fees	12,117,328	3,806,321	12,591,500
Distribution fees
Class 2	252	236	183
Class 3	1,072,169	17,667	888,705
Transfer agency fees
Class 1	477,235	288,052	383,122
Class 2	61	57	44
Class 3	516,780	8,563	429,196
Administrative services fees	892,861	284,306	1,013,654
Compensation of board members	49,140	11,300	38,133
Custodian fees	72,280	28,670	53,683
Printing and postage	109,144	4,973	149,250
Professional fees	56,232	27,389	46,783
Other	73,333	23,094	55,141

Total expenses	15,436,815	4,500,628	15,649,394
Expenses waived/reimbursed by the Investment Manager and its affiliates	(6,926)	(13,186)	(135,173)

Total net expenses	15,429,889	4,487,442	15,514,221

Investment income (loss) — net	10,587,820	4,404,743	4,549,839

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Security transactions	72,475,545	22,591,797	133,068,608
Foreign currency transactions	(98,985)	11	—
Increase from payment by affiliate (Note 12)	—	22,763	—

Net realized gain (loss) on investments	72,376,560	22,614,571	133,068,608
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	39,697,709	124,128,009	157,500,889

Net gain (loss) on investments and foreign currencies	112,074,269	146,742,580	290,569,497

Net increase (decrease) in net assets resulting from operations	$122,662,089	$151,147,323	$295,119,336

The accompanying Notes to Financial Statements are an integral part of this statement.

354  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Statements of Changes in Net Assets

	RiverSource VP — Balanced Fund		RiverSource VP — Cash Management Fund
Year ended Dec. 31,	2010	2009	2010	2009
Operations and distributions
Investment income (loss) — net	$20,654,928	$26,294,943	$82,210	$917,661
Net realized gain (loss) on investments	49,483,408	(137,066,296)	551	(2,770,034)
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	41,465,993	322,604,644	(2,226,789)	243
Increase from payments by affiliate (Note 12)	—	—	2,226,789	960,033

Net increase (decrease) in net assets resulting from operations	111,604,329	211,833,291	82,761	(892,097)

Distributions to shareholders from:
Net investment income
Class 1	N/A	N/A	(11,632)	N/A
Class 2	N/A	N/A	(101)	N/A
Class 3	—	—	(76,987)	(940,288)

Total distributions	—	—	(88,720)	(940,288)

Share transactions
Proceeds from sales
Class 1	N/A	N/A	216,030,882	N/A
Class 2	N/A	N/A	6,418,636	N/A
Class 3	4,224,712	86,175,958	109,411,147	215,461,385
Reinvestment of distributions at net asset value
Class 1	N/A	N/A	11,573	N/A
Class 2	N/A	N/A	100	N/A
Class 3	—	—	77,076	29,916,892
Payments for redemptions
Class 1	N/A	N/A	(3,216,072)	N/A
Class 2	N/A	N/A	(2,589,260)	N/A
Class 3	(172,222,660)	(202,416,032)	(446,859,208)	(957,331,782)

Increase (decrease) in net assets from share transactions	(167,997,948)	(116,240,074)	(120,715,126)	(711,953,505)

Proceeds from regulatory settlement (Note 13)	—	—	—	2,995

Total increase (decrease) in net assets	(56,393,619)	95,593,217	(120,721,085)	(713,782,895)
Net assets at beginning of year	1,016,393,614	920,800,397	959,022,241	1,672,805,136

Net assets at end of year	$959,999,995	$1,016,393,614	$838,301,156	$959,022,241

Excess of distributions over net investment income	$—	$—	$(21,996)	$(15,486)

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  355

Statements of Changes in Net Assets (continued)

			RiverSource VP — Diversified Equity
	RiverSource VP — Diversified Bond Fund		Income Fund
Year ended Dec. 31,	2010	2009	2010	2009
Operations and distributions
Investment income (loss) — net	$174,914,346	$207,232,999	$49,044,939	$68,250,387
Net realized gain (loss) on investments	173,338,546	(14,972,150)	123,857,649	(767,463,708)
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	45,913,157	475,084,198	263,983,214	1,567,991,626

Net increase (decrease) in net assets resulting from operations	394,166,049	667,345,047	436,885,802	868,778,305

Distributions to shareholders from:
Net investment income
Class 1	(107,294,946)	N/A	—	N/A
Class 2	(289)	N/A	—	N/A
Class 3	(102,696,781)	(211,460,070)	—	—

Total distributions	(209,992,016)	(211,460,070)	—	—

Share transactions
Proceeds from sales
Class 1	4,718,756,829	N/A	2,327,191,273	N/A
Class 2	3,711,475	N/A	1,145,211	N/A
Class 3	238,263,785	1,217,599,988	83,062,143	638,878,373
Reinvestment of distributions at net asset value
Class 1	107,294,946	N/A	—	N/A
Class 2	289	N/A	—	N/A
Class 3	102,696,781	211,460,070	—	—
Payments for redemptions
Class 1	(2,581,045,119)	N/A	(1,011,209,099)	N/A
Class 2	(289,626)		(35,531)	N/A
Class 3	(4,411,026,163)	(787,343,848)	(2,565,390,826)	(415,452,098)

Increase (decrease) in net assets from share transactions	(1,821,636,803)	641,716,210	(1,165,236,829)	223,426,275

Total increase (decrease) in net assets	(1,637,462,770)	1,097,601,187	(728,351,027)	1,092,204,580
Net assets at beginning of year	5,577,210,376	4,479,609,189	3,857,316,519	2,765,111,939

Net assets at end of year	$3,939,747,606	$5,577,210,376	$3,128,965,492	$3,857,316,519

Undistributed net investment income	$179,533,178	$205,910,084	$—	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

356  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	RiverSource VP — Dynamic Equity Fund		RiverSource VP — Global Bond Fund
Year ended Dec. 31,	2010	2009	2010	2009
Operations and distributions
Investment income (loss) — net	$18,106,786	$23,706,932	$59,284,572	$41,899,528
Net realized gain (loss) on investments	120,868,196	(160,754,021)	20,588,893	8,253,829
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	72,633,163	412,011,998	9,458,149	110,250,697

Net increase (decrease) in net assets resulting from operations	211,608,145	274,964,909	89,331,614	160,404,054

Distributions to shareholders from:
Net investment income
Class 1	—	N/A	(38,592,598)	N/A
Class 2	—	N/A	(18,845)	N/A
Class 3	—	—	(34,122,495)	(27,430,312)

Total distributions	—	—	(72,733,938)	(27,430,312)

Share transactions
Proceeds from sales
Class 1	5,000	N/A	1,371,270,154	N/A
Class 2	31,145	N/A	1,829,628	N/A
Class 3	10,210,921	25,674,130	93,284,800	346,520,199
Reinvestment of distributions at net asset value
Class 1	—	N/A	38,592,598	N/A
Class 2	—	N/A	18,845	N/A
Class 3	—	—	34,122,495	27,430,312
Payments for redemptions
Class 1	—	N/A	(359,825,232)	N/A
Class 2	(1,612)	N/A	(5,045)	N/A
Class 3	(242,026,251)	(256,016,542)	(1,263,195,154)	(270,318,952)

Increase (decrease) in net assets from share transactions	(231,780,797)	(230,342,412)	(83,906,911)	103,631,559

Total increase (decrease) in net assets	(20,172,652)	44,622,497	(67,309,235)	236,605,301
Net assets at beginning of year	1,393,213,480	1,348,590,983	1,676,096,719	1,439,491,418

Net assets at end of year	$1,373,040,828	$1,393,213,480	$1,608,787,484	$1,676,096,719

Undistributed (excess of distributions over) net investment income	$—	$—	$(4,854,099)	$2,192,963

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  357

Statements of Changes in Net Assets (continued)

	RiverSource VP — Global Inflation Protected Securities Fund		RiverSource VP — High Yield Bond Fund
Year ended Dec. 31,	2010	2009	2010	2009
Operations and distributions
Investment income (loss) — net	$63,861,139	$22,155,688	$53,060,663	$61,178,931
Net realized gain (loss) on investments	84,416,705	(46,566,016)	33,660,527	(54,264,209)
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	(53,058,756)	135,306,652	3,560,405	267,169,013

Net increase (decrease) in net assets resulting from operations	95,219,088	110,896,324	90,281,595	274,083,735

Distributions to shareholders from:
Net investment income
Class 1	(47,361,538)	N/A	(456)	N/A
Class 2	(125)	N/A	(454)	N/A
Class 3	(8,452,422)	(140,925,993)	(62,429,797)	(66,133,408)
Net realized gain
Class 1	(3,537,416)	N/A	—	N/A
Class 2	(10)	N/A	—	N/A
Class 3	(675,027)	(70,216)	—	—

Total distributions	(60,026,538)	(140,996,209)	(62,430,707)	(66,133,408)

Share transactions
Proceeds from sales
Class 1	2,663,292,463	N/A	5,000	N/A
Class 2	1,257,439	N/A	2,091,059	N/A
Class 3	164,743,897	1,318,030,215	10,103,968	55,058,758
Reinvestment of distributions at net asset value
Class 1	50,898,954	N/A	456	N/A
Class 2	135	N/A	454	N/A
Class 3	9,127,449	140,996,209	62,429,797	66,133,408
Payments for redemptions
Class 1	(485,040,681)	N/A	—	N/A
Class 2	(23,551)	N/A	(10,724)	N/A
Class 3	(2,246,300,148)	(63,458,732)	(149,598,616)	(124,667,248)

Increase (decrease) in net assets from share transactions	157,955,957	1,395,567,692	(74,978,606)	(3,475,082)

Total increase (decrease) in net assets	193,148,507	1,365,467,807	(47,127,718)	204,475,245
Net assets at beginning of year	2,348,120,313	982,652,506	727,044,732	522,569,487

Net assets at end of year	$2,541,268,820	$2,348,120,313	$679,917,014	$727,044,732

Undistributed (excess of distributions over) net investment income	$(39,316,296)	$(112,841,078)	$54,435,183	$63,675,404

The accompanying Notes to Financial Statements are an integral part of this statement.

358  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	RiverSource VP — Income Opportunities Fund		RiverSource VP — Mid Cap Growth Fund
Year ended Dec. 31,	2010	2009	2010	2009
Operations and distributions
Investment income (loss) — net	$109,686,984	$114,573,235	$(737,500)	$(467,509)
Net realized gain (loss) on investments	110,270,561	(9,692,265)	51,667,662	(27,385,058)
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	(70,409,676)	323,045,735	38,131,471	179,272,787

Net increase (decrease) in net assets resulting from operations	149,547,869	427,926,705	89,061,633	151,420,220

Distributions to shareholders from:
Net investment income
Class 1	(86,658,856)	N/A	—	N/A
Class 2	(575)	N/A	—	N/A
Class 3	(28,828,422)	(61,732,606)	—	—

Total distributions	(115,487,853)	(61,732,606)	—	—

Share transactions
Proceeds from sales
Class 1	1,803,116,365	N/A	5,000	N/A
Class 2	1,016,682	N/A	121,236	N/A
Class 3	95,605,509	892,550,592	4,106,905	23,830,882
Reinvestment of distributions at net asset value
Class 1	86,658,856	N/A	—	N/A
Class 2	575	N/A	—	N/A
Class 3	28,828,422	61,732,606	—	—
Payments for redemptions
Class 1	(1,035,324,748)	N/A	—	N/A
Class 2	(106,122)	N/A	(502)	N/A
Class 3	(1,922,887,173)	(72,105,876)	(65,287,452)	(51,401,227)

Increase (decrease) in net assets from share transactions	(943,091,634)	882,177,322	(61,054,813)	(27,570,345)

Total increase (decrease) in net assets	(909,031,618)	1,248,371,421	28,006,820	123,849,875
Net assets at beginning of year	2,003,909,235	755,537,814	380,077,996	256,228,121

Net assets at end of year	$1,094,877,617	$2,003,909,235	$408,084,816	$380,077,996

Undistributed net investment income	$109,653,901	$115,395,221	$—	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  359

Statements of Changes in Net Assets (continued)

	RiverSource VP — Mid Cap Value Fund		RiverSource VP — S&P 500 Index Fund
Year ended Dec. 31,	2010	2009	2010	2009
Operations
Investment income (loss) — net	$4,587,790	$3,508,090	$3,315,995	$3,772,992
Net realized gain (loss) on investments	33,827,919	(76,369,190)	5,152,033	(13,036,343)
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	123,586,105	149,501,530	20,022,146	55,854,226

Net increase (decrease) in net assets resulting from operations	162,001,814	76,640,430	28,490,174	46,590,875

Share transactions
Proceeds from sales
Class 1	594,950,254	N/A	N/A	N/A
Class 2	305,417	N/A	N/A	N/A
Class 3	3,579,690	26,207,378	7,339,778	22,317,549
Payments for redemptions
Class 1	(9,597,764)	N/A	N/A	N/A
Class 2	(14,277)	N/A	N/A	N/A
Class 3	(136,096,854)	(107,852,643)	(39,823,237)	(41,840,675)

Increase (decrease) in net assets from share transactions	453,126,466	(81,645,265)	(32,483,459)	(19,523,126)

Total increase (decrease) in net assets	615,128,280	(5,004,835)	(3,993,285)	27,067,749
Net assets at beginning of year	242,389,912	247,394,747	220,256,979	193,189,230

Net assets at end of year	$857,518,192	$242,389,912	$216,263,694	$220,256,979

The accompanying Notes to Financial Statements are an integral part of this statement.

360  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	RiverSource VP — Short Duration
	U.S. Government Fund		Seligman VP — Growth Fund
Year ended Dec. 31,	2010	2009	2010	2009
Operations and distributions
Investment income (loss) — net	$9,538,621	$10,760,865	$778,187	$1,768,306
Net realized gain (loss) on investments	12,620,459	(8,284,893)	38,467,467	(12,215,601)
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	416,645	24,630,980	(3,667,235)	84,976,680

Net increase (decrease) in net assets resulting from operations	22,575,725	27,106,952	35,578,419	74,529,385

Distributions to shareholders from:
Net investment income
Class 1	(6,442,258)	N/A	—	N/A
Class 2	(50)	N/A	—	N/A
Class 3	(4,442,866)	(15,349,954)	—	—

Total distributions	(10,885,174)	(15,349,954)	—	—

Share transactions
Proceeds from sales
Class 1	728,726,385	N/A	5,000	N/A
Class 2	2,756,242	N/A	304,874	N/A
Class 3	53,221,150	128,791,920	3,847,465	16,495,887
Reinvestment of distributions at net asset value
Class 1	6,442,258	N/A	—	N/A
Class 2	50	N/A	—	N/A
Class 3	4,442,866	15,349,954	—	—
Payments for redemptions
Class 1	(3,006,262)	N/A	—	N/A
Class 2	(770,535)	N/A	(9,064)	N/A
Class 3	(169,177,099)	(139,771,122)	(46,639,873)	(125,969,836)

Increase (decrease) in net assets from share transactions	622,635,055	4,370,752	(42,491,598)	(109,473,949)

Total increase (decrease) in net assets	634,325,606	16,127,750	(6,913,179)	(34,944,564)
Net assets at beginning of year	519,207,946	503,080,196	240,403,628	275,348,192

Net assets at end of year	$1,153,533,552	$519,207,946	$233,490,449	$240,403,628

Undistributed net investment income	$11,202,328	$10,656,988	$—	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  361

Statements of Changes in Net Assets (continued)

	Seligman VP — Larger-Cap Value Fund		Seligman VP — Smaller-Cap Value Fund
Year ended Dec. 31,	2010	2009	2010	2009
Operations
Investment income (loss) — net	$195,027	$163,546	$(605,977)	$(384,845)
Net realized gain (loss) on investments	344,758	(406,128)	6,870,735	4,777,960
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	3,963,263	3,116,240	13,003,137	18,854,410

Net increase (decrease) in net assets resulting from operations	4,503,048	2,873,658	19,267,895	23,247,525

Share transactions
Proceeds from sales
Class 1	5,000	N/A	5,000	N/A
Class 2	184,504	N/A	179,616	N/A
Class 3	12,659,596	5,615,264	2,803,358	4,042,553
Payments for redemptions
Class 1	—	N/A	—	N/A
Class 2	(759)	N/A	(2,198)	N/A
Class 3	(2,266,960)	(3,371,315)	(12,784,834)	(16,792,835)

Increase (decrease) in net assets from share transactions	10,581,381	2,243,949	(9,799,058)	(12,750,282)

Total increase (decrease) in net assets	15,084,429	5,117,607	9,468,837	10,497,243
Net assets at beginning of year	14,841,031	9,723,424	78,894,754	68,397,511

Net assets at end of year	$29,925,460	$14,841,031	$88,363,591	$78,894,754

The accompanying Notes to Financial Statements are an integral part of this statement.

362  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Threadneedle VP — Emerging Markets Fund		Threadneedle VP — International Opportunity Fund
Year ended Dec. 31,	2010	2009	2010	2009
Operations and distributions
Investment income (loss) — net	$6,724,018	$4,173,240	$4,002,067	$8,052,768
Net realized gain (loss) on investments	173,037,676	117,839,768	23,367,495	(93,044,454)
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	(7,437,132)	327,167,850	37,437,226	208,604,072

Net increase (decrease) in net assets resulting from operations	172,324,562	449,180,858	64,806,788	123,612,386

Distributions to shareholders from:
Net investment income
Class 1	(3,621,551)	N/A	(47)	N/A
Class 2	(1,721)	N/A	(151)	N/A
Class 3	(10,021,915)	(2,956,575)	(7,376,259)	(8,000,000)

Total distributions	(13,645,187)	(2,956,575)	(7,376,457)	(8,000,000)

Share transactions
Proceeds from sales
Class 1	463,467,834	N/A	5,000	N/A
Class 2	1,950,806	N/A	512,447	N/A
Class 3	38,730,512	187,972,925 *	6,504,984	16,229,536
Reinvestment of distributions at net asset value
Class 1	3,621,551	N/A	47	N/A
Class 2	1,721	N/A	151	N/A
Class 3	10,021,915	2,956,575	7,376,259	8,000,000
Payments for redemptions
Class 1	(80,840,388)	N/A	—	N/A
Class 2	(8,697)	N/A	(1,299)	N/A
Class 3	(457,655,738)	(438,351,447)	(105,242,881)	(113,349,652)

Increase (decrease) in net assets from share transactions	(20,710,484)	(247,421,947)	(90,845,292)	(89,120,116)

Proceeds from regulatory settlement (Note 13)	—	9,123	—	170,135

Total increase (decrease) in net assets	137,968,891	198,811,459	(33,414,961)	26,662,405
Net assets at beginning of year	911,711,066	712,899,607	561,691,365	535,028,960

Net assets at end of year	$1,049,679,957	$911,711,066	$528,276,404	$561,691,365

Undistributed (excess of distributions over) net investment income	$2,838,751	$4,354,822	$(1,149,367)	$1,453,438

*	Following the close of business on Feb. 13, 2009, Threadneedle VP — Emerging Markets Fund issued approximately 7,500,350 shares to the subaccounts owned by RiverSource Life and RiverSource Life of NY in exchange for securities valued at $41,979,743 and cash in the amount of $21,494,966.

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  363

Statements of Changes in Net Assets (continued)

			VP — Goldman Sachs Mid Cap
	VP — Davis New York Venture Fund		Value Fund
Year ended Dec. 31,	2010	2009	2010	2009
Operations
Investment income (loss) — net	$10,587,820	$8,794,756	$4,404,743	$165,016
Net realized gain (loss) on investments	72,376,560	(136,727,585)	22,614,571	(2,658,040)
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	39,697,709	597,083,464	124,128,009	6,295,891

Net increase (decrease) in net assets resulting from operations	122,662,089	469,150,635	151,147,323	3,802,867

Share transactions
Proceeds from sales
Class 1	2,084,912,417	N/A	748,321,015	N/A
Class 2	444,647	N/A	488,872	N/A
Class 3	102,181,681	865,608,175	2,026,933	1,791,825
Payments for redemptions
Class 1	(897,202,543)	N/A	(9,615,829)	N/A
Class 2	(14,684)	N/A	(6,149)	N/A
Class 3	(2,007,083,917)	(154,406,481)	(2,783,690)	(3,677,030)

Increase (decrease) in net assets from share transactions	(716,762,399)	711,201,694	738,431,152	(1,885,205)

Total increase (decrease) in net assets	(594,100,310)	1,180,352,329	889,578,475	1,917,662
Net assets at beginning of year	2,022,695,506	842,343,177	13,937,856	12,020,194

Net assets at end of year	$1,428,595,196	$2,022,695,506	$903,516,331	$13,937,856

The accompanying Notes to Financial Statements are an integral part of this statement.

364  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	VP — Partners Small Cap Value Fund
Year ended Dec. 31,	2010	2009
Operations
Investment income (loss) — net	$4,549,839	$4,535,126
Net realized gain (loss) on investments	133,068,608	(73,244,766)
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	157,500,889	426,423,816

Net increase (decrease) in net assets resulting from operations	295,119,336	357,714,176

Share transactions
Proceeds from sales
Class 1	1,235,066,182	N/A
Class 2	449,961	N/A
Class 3	44,243,334	178,088,225
Payments for redemptions
Class 1	(235,850,356)	N/A
Class 2	(4,457)	N/A
Class 3	(1,207,649,019)	(130,197,397)

Increase (decrease) in net assets from share transactions	(163,744,355)	47,890,828

Total increase (decrease) in net assets	131,374,981	405,605,004
Net assets at beginning of year	1,321,825,607	916,220,603

Net assets at end of year	$1,453,200,588	$1,321,825,607

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  365

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts of the Funds, except RiverSource VP — Cash Management Fund, are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

RiverSource VP — Balanced Fund

						Year ended
Class 3(a)	Year ended Dec. 31,					Aug. 31,
Per share data	2010	2009	2008	2007	2006(b)	2006
Net asset value, beginning of period	$12.29	$9.89	$15.09	$15.61	$15.44	$15.18

Income from investment operations:
Net investment income (loss)	.27	.29	.46	.43	.13	.41
Net gains (losses) (both realized and unrealized)	1.27	2.11	(4.72)	(.16)	1.04	.72

Total from investment operations	1.54	2.40	(4.26)	.27	1.17	1.13

Less distributions:
Dividends from net investment income	—	—	(.03)	(.45)	(.10)	(.41)
Distributions from realized gains	—	—	(.91)	(.34)	(.90)	(.46)

Total distributions	—	—	(.94)	(.79)	(1.00)	(.87)

Net asset value, end of period	$13.83	$12.29	$9.89	$15.09	$15.61	$15.44

Total return	12.53%	24.23%	(29.92% )	1.74%	7.73%	7.76%

Ratios to average net assets(c)
Total expenses	.83%	.73%	.71%	.80%	.84% (d)	.77%

Net investment income (loss)	2.15%	2.75%	3.27%	2.65%	2.43% (d)	2.63%

Supplemental data
Net assets, end of period (in millions)	$960	$1,016	$921	$1,731	$2,071	$2,046

Portfolio turnover rate(e)	156%	208%	131%	118%	38%	130%

(a)	Prior to April 30, 2010, Class 3 was an unnamed class of shares.
(b)	For the period from Sept. 1, 2006 to Dec. 31, 2006. In 2006, the Fund’s fiscal year end was changed from Aug. 31 to Dec. 31.
(c)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d)	Annualized.
(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 96%, 164% and 82% for the years ended Dec. 31, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

366  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Cash Management Fund

	Year ended(a)
Class 1	Dec. 31,
Per share data	2010
Net asset value, beginning of period	$1.00

Income from investment operations:
Net investment income (loss)	.00	(b)
Net gains (losses) (both realized and unrealized)	.00	(b)
Increase from payments by affiliate	.00	(b)

Total from investment operations	.00	(b)

Less distributions:
Dividends from net investment income	(.00	)(b)

Net asset value, end of period	$1.00

Total return	.01%	(c)

Ratios to average net assets
Gross expenses prior to expense waiver/reimbursement	.51%	(d)

Net expenses after expense waiver/reimbursement(e)	.23%	(d)

Net investment income (loss)	.01%	(d)

Supplemental data
Net assets, end of period (in millions)	$213

	Year ended(a)
Class 2	Dec. 31,
Per share data	2010
Net asset value, beginning of period	$1.00

Income from investment operations:
Net investment income (loss)	.00	(b)
Net gains (losses) (both realized and unrealized)	.00	(b)
Increase from payments by affiliate	.00	(b)

Total from investment operations	.00	(b)

Less distributions:
Dividends from net investment income	(.00	)(b)

Net asset value, end of period	$1.00

Total return	.02%

Ratios to average net assets
Gross expenses prior to expense waiver/reimbursement	.76%	(d)

Net expenses after expense waiver/reimbursement(e)	.23%	(d)

Net investment income (loss)	.00%	(d),(f)

Supplemental data
Net assets, end of period (in millions)	$4

See accompanying Notes to Financial Highlights.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  367

Financial Highlights (continued)

RiverSource VP — Cash Management Fund (continued)

										Year ended
Class 3(g)	Year ended Dec. 31,									Aug. 31,
Per share data	2010		2009		2008		2007	2006(h)		2006
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00		$1.00

Income from investment operations:
Net investment income (loss)	.00	(b)	.00	(b)	.02		.05	.02		.04
Net gains (losses) (both realized and unrealized)	.00	(b)	.00	(b)	.00	(b)	—	—		—
Increase from payments by affiliate	.00	(b)	.00	(b)	.00	(b)	—	—		—

Total from investment operations	.00	(b)	.00	(b)	.02		.05	.02		.04

Less distributions:
Dividends from net investment income	(.00	)(b)	(.00	)(b)	(.02)		(.05)	(.02)		(.04)

Proceeds from regulatory settlement	—		(.00	)(b)	—		—	—		—

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00		$1.00

Total return	.01%	(c)	.16%	(i)	2.31%	(j)	4.75%	1.54%		4.01%

Ratios to average net assets
Gross expenses prior to expense waiver/reimbursement	.62%		.64%		.62%		.60%	.60%	(d)	.67%

Net expenses after expense waiver/reimbursement(e)	.22%		.47%		.62%		.60%	.60%	(d)	.67%

Net investment income (loss)	.01%		.07%		2.27%		4.72%	4.66%	(d)	4.01%

Supplemental data
Net assets, end of period (in millions)	$622		$959		$1,673		$1,338	$1,055		$999

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (when shares became available) to Dec. 31, 2010.
(b)	Rounds to less than $0.01 per share.
(c)	During the year ended Dec. 31, 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.04% for Class 1 and 0.28% for Class 3.
(d)	Annualized.
(e)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds for the years ended Dec. 31, 2009 and 2008, respectively.
(f)	Rounds to less than 0.01%.
(g)	Prior to April 30, 2010, Class 3 was an unnamed class of shares.
(h)	For the period from Sept. 1, 2006 to Dec. 31, 2006. In 2006, the Fund’s fiscal year end was changed from Aug. 31 to Dec. 31.
(i)	During the year ended Dec. 31, 2009, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.09% for Class 3.
(j)	During the year ended Dec. 31, 2008, the Fund received a reimbursement from an affiliate. Had the Fund not received this reimbursement, the total return would have been lower by 0.57% for Class 3.

The accompanying Notes to Financial Statements are an integral part of this statement.

368  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Diversified Bond Fund

	Year ended
Class 1	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$11.14

Income from investment operations:
Net investment income (loss)	.28
Net gains (losses) (both realized and unrealized)	.23

Total from investment operations	.51

Less distributions:
Dividends from net investment income	(.65)

Net asset value, end of period	$11.00

Total return	4.73%

Ratios to average net assets(b)
Total expenses	.61%	(c)

Net investment income (loss)	3.94%	(c)

Supplemental data
Net assets, end of period (in millions)	$2,224

Portfolio turnover rate(d)	382%

	Year ended
Class 2	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$11.14

Income from investment operations:
Net investment income (loss)	.25
Net gains (losses) (both realized and unrealized)	.24

Total from investment operations	.49

Less distributions:
Dividends from net investment income	(.64)

Net asset value, end of period	$10.99

Total return	4.60%

Ratios to average net assets(b)
Total expenses	.85%	(c)

Net investment income (loss)	3.44%	(c)

Supplemental data
Net assets, end of period (in millions)	$3

Portfolio turnover rate(d)	382%

See accompanying Notes to Financial Highlights.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  369

Financial Highlights (continued)

RiverSource VP — Diversified Bond Fund (continued)

							Year ended
Class 3(e)	Year ended Dec. 31,						Aug. 31,
Per share data	2010	2009	2008	2007	2006(f)		2006
Net asset value, beginning of period	$10.76	$9.80	$10.50	$10.47	$10.39		$10.66

Income from investment operations:
Net investment income (loss)	.40	.43	.50	.50	.16		.43
Net gains (losses) (both realized and unrealized)	.48	.95	(1.15)	.03	.08		(.27)

Total from investment operations	.88	1.38	(.65)	.53	.24		.16

Less distributions:
Dividends from net investment income	(.64)	(.42)	(.05)	(.49)	(.16)		(.43)
Tax return of capital	—	—	—	(.01)	—		—

Total distributions	(.64)	(.42)	(.05)	(.50)	(.16)		(.43)

Net asset value, end of period	$11.00	$10.76	$9.80	$10.50	$10.47		$10.39

Total return	8.33%	14.42%	(6.32% )	5.20%	2.32%		1.58%

Ratios to average net assets(b)
Total expenses	.71%	.71%	.72%	.74%	.74%	(c)	.80%

Net investment income (loss)	3.62%	4.12%	4.77%	4.79%	4.57%	(c)	4.15%

Supplemental data
Net assets, end of period (in millions)	$1,712	$5,577	$4,480	$4,353	$2,745		$2,325

Portfolio turnover rate(d)	382%	434%	231%	289%	109%		292%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (when shares became available) to Dec. 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 256%, 308% and 120% for the years ended Dec. 31, 2010, 2009 and 2008, respectively.
(e)	Prior to April 30, 2010, Class 3 was an unnamed class of shares.
(f)	For the period from Sept. 1, 2006 to Dec. 31, 2006. In 2006, the Fund’s fiscal year end was changed from Aug. 31 to Dec. 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

370  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Diversified Equity Income Fund

	Year ended
Class 1	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$12.05

Income from investment operations:
Net investment income (loss)	.13
Net gains (losses) (both realized and unrealized)	1.01

Total from investment operations	1.14

Net asset value, end of period	$13.19

Total return	9.46%

Ratios to average net assets(b)
Total expenses	.78%	(c)

Net investment income (loss)	1.68%	(c)

Supplemental data
Net assets, end of period (in millions)	$1,555

Portfolio turnover rate	26%

	Year ended
Class 2	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$12.05

Income from investment operations:
Net investment income (loss)	.11
Net gains (losses) (both realized and unrealized)	.99

Total from investment operations	1.10

Net asset value, end of period	$13.15

Total return	9.13%

Ratios to average net assets(b)
Total expenses	1.03%	(c)

Net investment income (loss)	1.37%	(c)

Supplemental data
Net assets, end of period (in millions)	$1

Portfolio turnover rate	26%

See accompanying Notes to Financial Highlights.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  371

Financial Highlights (continued)

RiverSource VP — Diversified Equity Income Fund (continued)

						Year ended
Class 3(d)	Year ended Dec. 31,					Aug. 31,
Per share data	2010	2009	2008	2007	2006(e)	2006
Net asset value, beginning of period	$11.27	$8.84	$16.24	$15.48	$15.09	$13.83

Income from investment operations:
Net investment income (loss)	.17	.20	.23	.24	.07	.23
Net gains (losses) (both realized and unrealized)	1.73	2.23	(6.35)	.98	1.33	1.80

Total from investment operations	1.90	2.43	(6.12)	1.22	1.40	2.03

Less distributions:
Dividends from net investment income	—	—	(.01)	(.25)	(.05)	(.22)
Distributions from realized gains	—	—	(1.27)	(.21)	(.96)	(.55)

Total distributions	—	—	(1.28)	(.46)	(1.01)	(.77)

Net asset value, end of period	$13.17	$11.27	$8.84	$16.24	$15.48	$15.09

Total return	16.83%	27.46%	(40.47% )	8.02%	9.37%	15.19%

Ratios to average net assets(b)
Total expenses	.90%	.76%	.86%	.86%	.91% (c)	.91%

Net investment income (loss)	1.42%	2.14%	2.03%	1.47%	1.39% (c)	1.61%

Supplemental data
Net assets, end of period (in millions)	$1,573	$3,857	$2,765	$4,079	$3,446	$2,877

Portfolio turnover rate	26%	49%	41%	29%	5%	27%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (when shares became available) to Dec. 31, 2010.
(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	Prior to April 30, 2010, Class 3 was an unnamed class of shares.
(e)	For the period from Sept. 1, 2006 to Dec. 31, 2006. In 2006, the Fund’s fiscal year end was changed from Aug. 31 to Dec. 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

372  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Dynamic Equity Fund

	Year ended
Class 1	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$18.00

Income from investment operations:
Net investment income (loss)	.20
Net gains (losses) (both realized and unrealized)	1.14

Total from investment operations	1.34

Net asset value, end of period	$19.34

Total return	7.45%

Ratios to average net assets(b)
Total expenses	.84%	(c)

Net investment income (loss)	1.77%	(c)

Supplemental data
Net assets, end of period (in millions)	$—

Portfolio turnover rate	87%

	Year ended
Class 2	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$18.00

Income from investment operations:
Net investment income (loss)	.17
Net gains (losses) (both realized and unrealized)	1.15

Total from investment operations	1.32

Net asset value, end of period	$19.32

Total return	7.33%

Ratios to average net assets(b)
Total expenses	1.11%	(c)

Net investment income (loss)	1.46%	(c)

Supplemental data
Net assets, end of period (in millions)	$—

Portfolio turnover rate	87%

See accompanying Notes to Financial Highlights.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  373

Financial Highlights (continued)

RiverSource VP — Dynamic Equity Fund (continued)

							Year ended
Class 3(d)	Year ended Dec. 31,						Aug. 31,
Per share data	2010	2009	2008	2007	2006(e)		2006
Net asset value, beginning of period	$16.46	$13.26	$25.27	$25.04	$22.91		$21.48

Income from investment operations:
Net investment income (loss)	.23	.26	.38	.35	.09		.29
Net gains (losses) (both realized and unrealized)	2.63	2.94	(10.22)	.39	2.10		1.43

Total from investment operations	2.86	3.20	(9.84)	.74	2.19		1.72

Less distributions:
Dividends from net investment income	—	—	(.04)	(.34)	(.06)		(.29)
Distributions from realized gains	—	—	(2.13)	(.17)	—		—

Total distributions	—	—	(2.17)	(.51)	(.06)		(.29)

Net asset value, end of period	$19.32	$16.46	$13.26	$25.27	$25.04		$22.91

Total return	17.37%	24.13%	(42.16% )	2.93%	9.59%		8.02%

Ratios to average net assets(b)
Total expenses	.94%	.71%	.72%	.86%	.83%	(c)	.82%

Net investment income (loss)	1.36%	1.87%	1.77%	1.29%	1.16%	(c)	1.30%

Supplemental data
Net assets, end of period (in millions)	$1,373	$1,393	$1,349	$3,023	$3,737		$3,733

Portfolio turnover rate	87%	70%	109%	66%	21%		85%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (when shares became available) to Dec. 31, 2010.
(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	Prior to April 30, 2010, Class 3 was an unnamed class of shares.
(e)	For the period from Sept. 1, 2006 to Dec. 31, 2006. In 2006, the Fund’s fiscal year end was changed from Aug. 31 to Dec. 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

374  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Global Bond Fund

	Year ended
Class 1	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$11.41

Income from investment operations:
Net investment income (loss)	.25
Net gains (losses) (both realized and unrealized)	.50

Total from investment operations	.75

Less distributions:
Dividends from net investment income	(.46)

Net asset value, end of period	$11.70

Total return	6.72%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	.85%	(c)

Net expenses after expense waiver/reimbursement(d)	.85%	(c)

Net investment income (loss)	3.35%	(c)

Supplemental data
Net assets, end of period (in millions)	$1,087

Portfolio turnover rate	66%

	Year ended
Class 2	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$11.41

Income from investment operations:
Net investment income (loss)	.22
Net gains (losses) (both realized and unrealized)	.51

Total from investment operations	.73

Less distributions:
Dividends from net investment income	(.45)

Net asset value, end of period	$11.69

Total return	6.54%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	1.11%	(c)

Net expenses after expense waiver/reimbursement(d)	1.10%	(c)

Net investment income (loss)	2.90%	(c)

Supplemental data
Net assets, end of period (in millions)	$2

Portfolio turnover rate	66%

See accompanying Notes to Financial Highlights.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  375

Financial Highlights (continued)

RiverSource VP — Global Bond Fund (continued)

							Year ended
Class 3(e)	Year ended Dec. 31,						Aug. 31,
Per share data	2010	2009	2008	2007	2006(f)		2006
Net asset value, beginning of period	$11.50	$10.50	$11.32	$10.90	$10.79		$11.02

Income from investment operations:
Net investment income (loss)	.45	.31	.42	.38	.12		.30
Net gains (losses) (both realized and unrealized)	.29	.88	(.46)	.44	.11		(.17)

Total from investment operations	.74	1.19	(.04)	.82	.23		.13

Less distributions:
Dividends from net investment income	(.54)	(.19)	(.77)	(.40)	(.12)		(.31)
Distributions from realized gains	—	—	(.01)	—	—		(.05)

Total distributions	(.54)	(.19)	(.78)	(.40)	(.12)		(.36)

Net asset value, end of period	$11.70	$11.50	$10.50	$11.32	$10.90		$10.79

Total return	6.58%	11.38%	(.44% )	7.65%	2.15%		1.27%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	.95%	.97%	.97%	1.00%	1.00%	(c)	1.06%

Net expenses after expense waiver/reimbursement(d)	.95%	.96%	.97%	1.00%	1.00%	(c)	1.06%

Net investment income (loss)	3.87%	2.78%	3.56%	3.45%	3.22%	(c)	2.85%

Supplemental data
Net assets, end of period (in millions)	$520	$1,676	$1,439	$1,328	$782		$692

Portfolio turnover rate	66%	77%	62%	69%	20%		65%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (when shares became available) to Dec. 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expenses ratios.
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(e)	Prior to April 30, 2010, Class 3 was an unnamed class of shares.
(f)	For the period from Sept. 1, 2006 to Dec. 31, 2006. In 2006, the Fund’s fiscal year end was changed from Aug. 31 to Dec. 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

376  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Global Inflation Protected Securities Fund

Year ended
Class 1	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$9.61

Income from investment operations:
Net investment income (loss)	.21
Net gains (losses) (both realized and unrealized)	(.02)

Total from investment operations	.19

Less distributions:
Dividends from net investment income	(.24)
Distributions from realized gains	(.02)

Total distributions	(.26)

Net asset value, end of period	$9.54

Total return	2.06%

Ratios to average net assets(b)
Total expenses	.58% (c)

Net investment income (loss)	3.34% (c)

Supplemental data
Net assets, end of period (in millions)	$2,209

Portfolio turnover rate	66%

Year ended
Class 2	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$9.61

Income from investment operations:
Net investment income (loss)	.39
Net gains (losses) (both realized and unrealized)	(.22)

Total from investment operations	.17

Less distributions:
Dividends from net investment income	(.24)
Distributions from realized gains	(.02)

Total distributions	(.26)

Net asset value, end of period	$9.52

Total return	1.80%

Ratios to average net assets(b)
Total expenses	.81% (c)

Net investment income (loss)	6.34% (c)

Supplemental data
Net assets, end of period (in millions)	$1

Portfolio turnover rate	66%

See accompanying Notes to Financial Highlights.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  377

Financial Highlights (continued)

RiverSource VP — Global Inflation Protected Securities Fund (continued)

									Year ended
Class 3(d)	Year ended Dec. 31,								Aug. 31,
Per share data	2010		2009		2008	2007	2006(e)		2006
Net asset value, beginning of period	$9.40		$10.06		$10.28	$9.76	$10.04		$10.19

Income from investment operations:
Net investment income (loss)	.19		.13		.43	.52	.06		.47
Net gains (losses) (both realized and unrealized)	.20		.50		(.40)	.24	(.10)		(.26)

Total from investment operations	.39		.63		.03	.76	(.04)		.21

Less distributions:
Dividends from net investment income	(.23)		(1.29)		(.25)	(.24)	(.24)		(.34)
Distributions from realized gains	(.02)		(.00	)(f)	—	—	—		(.02)

Total distributions	(.25)		(1.29)		(.25)	(.24)	(.24)		(.36)

Net asset value, end of period	$9.54		$9.40		$10.06	$10.28	$9.76		$10.04

Total return	4.13%		6.84%		.14%	7.93%	(.49%	)	2.18%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	.70%	(c)	.71%		.73%	.74%	.72%	(c)	.77%

Net expenses after expense waiver/reimbursement(g)	.70%	(c)	.71%		.72%	.72%	.72%	(c)	.72%

Net investment income (loss)	1.96%	(c)	1.41%		3.95%	4.50%	1.09%	(c)	4.23%

Supplemental data
Net assets, end of period (in millions)	$331		$2,348		$983	$820	$582		$403

Portfolio turnover rate	66%		135%		54%	80%	—%		75%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (when shares became available) to Dec. 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	Prior to April 30, 2010, Class 3 was as unnamed class of shares.
(e)	For the period from Sept. 1, 2006 to Dec. 31, 2006. In 2006, the Fund’s fiscal year end was changed from Aug. 31 to Dec. 31.
(f)	Rounds to less than $0.01 per share.
(g)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

378  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — High Yield Bond Fund

	Year ended
Class 1	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$7.09

Income from investment operations:
Net investment income (loss)	.34
Net gains (losses) (both realized and unrealized)	.16

Total from investment operations	.50

Less distributions:
Dividends from net investment income	(.65)

Net asset value, end of period	$6.94

Total return	7.98%

Ratios to average net assets(b)
Total expenses	.75%	(c)

Net investment income (loss)	7.70%	(c)

Supplemental data
Net assets, end of period (in millions)	$—

Portfolio turnover rate	88%

	Year ended
Class 2	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$7.09

Income from investment operations:
Net investment income (loss)	.30
Net gains (losses) (both realized and unrealized)	.18

Total from investment operations	.48

Less distributions:
Dividends from net investment income	(.64)

Net asset value, end of period	$6.93

Total return	7.79%

Ratios to average net assets(b)
Total expenses	1.05%	(c)

Net investment income (loss)	6.83%	(c)

Supplemental data
Net assets, end of period (in millions)	$2

Portfolio turnover rate	88%

See accompanying Notes to Financial Highlights.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  379

Financial Highlights (continued)

RiverSource VP — High Yield Bond Fund (continued)

							Year ended
Class 3(d)	Year ended Dec. 31,						Aug. 31,
Per share data	2010	2009	2008	2007	2006(e)		2006
Net asset value, beginning of period	$6.71	$4.84	$6.48	$6.85	$6.68		$6.76

Income from investment operations:
Net investment income (loss)	.52	.55	.66	.50	.16		.47
Net gains (losses) (both realized and unrealized)	.34	1.94	(2.28)	(.37)	.19		(.09)

Total from investment operations	.86	2.49	(1.62)	.13	.35		.38

Less distributions:
Dividends from net investment income	(.64)	(.62)	(.02)	(.50)	(.18)		(.46)

Net asset value, end of period	$6.93	$6.71	$4.84	$6.48	$6.85		$6.68

Total return	13.96%	53.86%	(25.19% )	1.86%	5.43%		5.76%

Ratios to average net assets(b)
Total expenses	.88%	.86%	.89%	.87%	.88%	(c)	.87%

Net investment income (loss)	7.65%	9.43%	8.84%	7.38%	7.35%	(c)	7.02%

Supplemental data
Net assets, end of period (in millions)	$678	$727	$522	$1,032	$1,216		$1,192

Portfolio turnover rate	88%	102%	58%	84%	29%		106%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (when shares became available) to Dec. 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	Prior to April 30, 2010, Class 3 was an unnamed class of shares.
(e)	For the period from Sept. 1, 2006 to Dec. 31, 2006. In 2006, the Fund’s fiscal year end was changed from Aug. 31 to Dec. 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

380  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Income Opportunities Fund

	Year ended
Class 1	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$11.25

Income from investment operations:
Net investment income (loss)	.51
Net gains (losses) (both realized and unrealized)	.23

Total from investment operations	.74

Less distributions:
Dividends from net investment income	(1.30)

Net asset value, end of period	$10.69

Total return	7.68%

Ratios to average net assets(b)
Total expenses	.78%	(c)

Net investment income (loss)	7.47%	(c)

Supplemental data
Net assets, end of period (in millions)	$842

Portfolio turnover rate	77%

	Year ended
Class 2	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$11.25

Income from investment operations:
Net investment income (loss)	.47
Net gains (losses) (both realized and unrealized)	.24

Total from investment operations	.71

Less distributions:
Dividends from net investment income	(1.29)

Net asset value, end of period	$10.67

Total return	7.44%

Ratios to average net assets(b)
Total expenses	1.01%	(c)

Net investment income (loss)	6.87%	(c)

Supplemental data
Net assets, end of period (in millions)	$1

Portfolio turnover rate	77%

See accompanying Notes to Financial Highlights.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  381

Financial Highlights (continued)

RiverSource VP — Income Opportunities Fund (continued)

							Year ended
Class 3(d)	Year ended Dec. 31,						Aug. 31,
Per share data	2010	2009	2008	2007	2006(e)		2006
Net asset value, beginning of period	$10.71	$7.99	$9.86	$10.32	$10.08		$10.39

Income from investment operations:
Net investment income (loss)	.81	.84	.69	.70	.22		.64
Net gains (losses) (both realized and unrealized)	.47	2.46	(2.54)	(.44)	.24		(.26)

Total from investment operations	1.28	3.30	(1.85)	.26	.46		.38

Less distributions:
Dividends from net investment income	(1.28)	(.58)	(.02)	(.68)	(.22)		(.64)
Distributions from realized gains	—	—	—	(.02)	—		(.05)
Tax return of capital	—	—	—	(.02)	—		—

Total distributions	(1.28)	(.58)	(.02)	(.72)	(.22)		(.69)

Net asset value, end of period	$10.71	$10.71	$7.99	$9.86	$10.32		$10.08

Total return	13.04%	42.41%	(18.82% )	2.65%	4.66%		3.76%

Ratios to average net assets(b)
Total expenses	.86%	.88%	.92%	.91%	.90%	(c)	.96%

Net investment income (loss)	7.38%	8.63%	8.04%	6.89%	6.72%	(c)	6.39%

Supplemental data
Net assets, end of period (in millions)	$252	$2,004	$755	$736	$409		$259

Portfolio turnover rate	77%	70%	76%	98%	29%		87%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (when shares became available) to Dec. 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expenses ratios.
(c)	Annualized.
(d)	Prior to April 30, 2010, Class 3 was an unnamed class of shares.
(e)	For the period from Sept. 1, 2006 to Dec. 31, 2006. In 2006, the Fund’s fiscal year end was changed from Aug. 31 to Dec. 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

382  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Mid Cap Growth Fund

	Year ended
Class 1	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$13.30

Income from investment operations:
Net investment income (loss)	(.01)
Net gains (losses) (both realized and unrealized)	1.26

Total from investment operations	1.25

Net asset value, end of period	$14.55

Total return	9.40%

Ratios to average net assets(b)
Total expenses	.81%	(c)

Net investment income (loss)	(.09%	)(c)

Supplemental data
Net assets, end of period (in millions)	$—

Portfolio turnover rate	100%

	Year ended
Class 2	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$13.30

Income from investment operations:
Net investment income (loss)	(.03)
Net gains (losses) (both realized and unrealized)	1.26

Total from investment operations	1.23

Net asset value, end of period	$14.53

Total return	9.25%

Ratios to average net assets(b)
Total expenses	1.09%	(c)

Net investment income (loss)	(.31%	)(c)

Supplemental data
Net assets, end of period (in millions)	$—

Portfolio turnover rate	100%

See accompanying Notes to Financial Highlights.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  383

Financial Highlights (continued)

RiverSource VP — Mid Cap Growth Fund (continued)

									Year ended
Class 3(d)	Year ended Dec. 31,								Aug. 31,
Per share data	2010		2009		2008		2007	2006(e)	2006
Net asset value, beginning of period	$11.51		$7.04		$12.85		$11.42	$10.96	$12.43

Income from investment operations:
Net investment income (loss)	(.02)		(.01)		.00	(f)	(.02)	.03	(.01)
Net gains (losses) (both realized and unrealized)	3.04		4.48		(5.74)		1.58	.91	(.44)

Total from investment operations	3.02		4.47		(5.74)		1.56	.94	(.45)

Less distributions:
Dividends from net investment income	—		—		(.00	)(f)	(.01)	(.03)	—
Distributions from realized gains	—		—		(.07)		(.12)	(.45)	(1.02)

Total distributions	—		—		(.07)		(.13)	(.48)	(1.02)

Net asset value, end of period	$14.53		$11.51		$7.04		$12.85	$11.42	$10.96

Total return	26.28%		63.39%		(44.84%	)	13.74%	8.54%	(4.43% )

Ratios to average net assets(b)
Total expenses	.99%		1.07%		.88%		.86%	.88% (c)	.92%

Net investment income (loss)	(.19%	)	(.15%	)	(.01%	)	(.12% )	.70% (c)	(.14% )

Supplemental data
Net assets, end of period (in millions)	$408		$380		$256		$593	$690	$709

Portfolio turnover rate	100%		126%		70%		93%	24%	43%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (when shares became available) to Dec. 31, 2010.
(b)	Expense ratios include the impact of a performance adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	Prior to April 30, 2010, Class 3 was an unnamed class of shares.
(e)	For the period from Sept. 1, 2006 to Dec. 31, 2006. In 2006, the Fund’s fiscal year end was changed from Aug. 31 to Dec. 31.
(f)	Rounds to less than $0.01 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

384  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Mid Cap Value Fund

	Year ended
Class 1	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$9.92

Income from investment operations:
Net investment income (loss)	.06
Net gains (losses) (both realized and unrealized)	.98

Total from investment operations	1.04

Net asset value, end of period	$10.96

Total return	10.48%

Ratios to average net assets(b)
Total expenses	.85%	(c)

Net investment income (loss)	.94%	(c)

Supplemental data
Net assets, end of period (in millions)	$720

Portfolio turnover rate	80%

	Year ended
Class 2	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$9.92

Income from investment operations:
Net investment income (loss)	.07
Net gains (losses) (both realized and unrealized)	.96

Total from investment operations	1.03

Net asset value, end of period	$10.95

Total return	10.38%

Ratios to average net assets(b)
Total expenses	1.12%	(c)

Net investment income (loss)	1.02%	(c)

Supplemental data
Net assets, end of period (in millions)	$—

Portfolio turnover rate	80%

See accompanying Notes to Financial Highlights.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  385

Financial Highlights (continued)

RiverSource VP — Mid Cap Value Fund (continued)

								Year ended
Class 3(d)	Year ended Dec. 31,							Aug. 31,
Per share data	2010		2009	2008	2007	2006(e)		2006
Net asset value, beginning of period	$8.94		$6.34	$14.60	$13.49	$12.65		$11.42

Income from investment operations:
Net investment income (loss)	.06		.10	.08	.10	.05		.09
Net gains (losses) (both realized and unrealized)	1.95		2.50	(5.52)	1.29	.98		1.27

Total from investment operations	2.01		2.60	(5.44)	1.39	1.03		1.36

Less distributions:
Dividends from net investment income	—		—	—	(.11)	(.05)		(.09)
Distributions from realized gain	—		—	(2.82)	(.17)	(.14)		(.04)

Total distributions	—		—	(2.82)	(.28)	(.19)		(.13)

Net asset value, end of period	$10.95		$8.94	$6.34	$14.60	$13.49		$12.65

Total return	22.51%		40.93%	(45.10% )	10.35%	8.07%		11.93%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	1.00%	(c)	.85%	1.04%	1.03%	1.07%	(c)	1.44%

Net expenses after expense waiver/reimbursement(f)	1.00%	(c)	.85%	1.04%	1.03%	1.07%	(c)	1.11%

Net investment income (loss)	.65%	(c)	1.48%	1.01%	.72%	1.23%	(c)	1.02%

Supplemental data
Net assets, end of period (in millions)	$137		$242	$247	$355	$370		$228

Portfolio turnover rate	80%		39%	47%	77%	4%		60%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (when shares became available) to Dec. 31, 2010.
(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	Prior to April 30, 2010, Class 3 was an unnamed class of shares.
(e)	For the period from Sept. 1, 2006 to Dec. 31, 2006. In 2006, the Fund’s fiscal year end was changed from Aug. 31 to Dec. 31.
(f)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.

386  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — S&P 500 Index Fund

							Year ended
Class 3(a)	Year ended Dec. 31,						Aug. 31,
Per share data	2010	2009	2008	2007	2006(b)		2006
Net asset value, beginning of period	$7.51	$5.96	$9.83	$9.59	$8.85		$8.30

Income from investment operations:
Net investment income (loss)	.12	.12	.16	.15	.04		.13
Net gains (losses) (both realized and unrealized)	.98	1.43	(3.69)	.33	.77		.57

Total from investment operations	1.10	1.55	(3.53)	.48	.81		.70

Less distributions:
Dividends from net investment income	—	—	(.01)	(.17)	(.03)		(.13)
Distributions from realized gains	—	—	(.33)	(.07)	(.04)		(.02)

Total distributions	—	—	(.34)	(.24)	(.07)		(.15)

Net asset value, end of period	$8.61	$7.51	$5.96	$9.83	$9.59		$8.85

Total return	14.71%	26.00%	(37.10% )	5.01%	9.27%		8.38% (c)

Ratios to average net assets(d)
Gross expenses prior to expense waiver/reimbursement	.54%	.50%	.54%	.52%	.51%	(e)	.53%

Net expenses after expense waiver/reimbursement(f)	.53%	.50%	.51%	.50% (g)	.50%	(e)	.50%

Net investment income (loss)	1.58%	1.93%	1.79%	1.48%	1.44%	(e)	1.46%

Supplemental data
Net assets, end of period (in millions)	$216	$220	$193	$380	$392		$367

Portfolio turnover rate	22%	31%	4%	4%	2%		6%

(a)	Prior to April 30, 2010, Class 3 was an unnamed class of shares.
(b)	For the period from Sept. 1, 2006 to Dec. 31, 2006. In 2006, the Fund’s fiscal year end was changed from Aug. 31 to Dec. 31.
(c)	The Fund received a one time transaction fee reimbursement by Ameriprise Trust Company. Had the Fund not received this reimbursement, the total return would have been lower by 0.06%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expenses ratios.
(e)	Annualized.
(f)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(g)	Prior to rounding, the ratio of net expenses to average net assets after expense waiver/reimbursement was 0.495% for the year ended Dec. 31, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  387

Financial Highlights (continued)

RiverSource VP — Short Duration U.S. Government Fund

	Year ended
Class 1	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.30

Income from investment operations:
Net investment income (loss)	.07
Net gains (losses) (both realized and unrealized)	.12

Total from investment operations	.19

Less distributions:
Dividends from net investment income	(.11)

Net asset value, end of period	$10.38

Total return	1.83%

Ratios to average net assets(b)
Total expenses	.63%	(c)

Net investment income (loss)	1.09%	(c)

Supplemental data
Net assets, end of period (in millions)	$734

Portfolio turnover rate(d)	323%

	Year ended
Class 2	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.30

Income from investment operations:
Net investment income (loss)	.05
Net gains (losses) (both realized and unrealized)	.11

Total from investment operations	.16

Less distributions:
Dividends from net investment income	(.10)

Net asset value, end of period	$10.36

Total return	1.59%

Ratios to average net assets(b)
Total expenses	.89%	(c)

Net investment income (loss)	.75%	(c)

Supplemental data
Net assets, end of period (in millions)	$2

Portfolio turnover rate(d)	323%

See accompanying Notes to Financial Highlights.

388  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Short Duration U.S. Government Fund (continued)

							Year ended
Class 3(e)	Year ended Dec. 31,						Aug. 31,
Per share data	2010	2009	2008	2007	2006(f)		2006
Net asset value, beginning of period	$10.17	$9.95	$10.23	$10.13	$10.11		$10.21

Income from investment operations:
Net investment income (loss)	.12	.21	.32	.42	.13		.36
Net gains (losses) (both realized and unrealized)	.18	.33	(.58)	.10	.02		(.10)

Total from investment operations	.30	.54	(.26)	.52	.15		.26

Less distributions:
Dividends from net investment income	(.10)	(.32)	(.02)	(.42)	(.13)		(.36)

Net asset value, end of period	$10.37	$10.17	$9.95	$10.23	$10.13		$10.11

Total return	3.00%	5.53%	(2.64% )	5.33%	1.55%		2.61%

Ratios to average net assets(b)
Total expenses	.76%	.76%	.79%	.79%	.77%	(c)	.82%

Net investment income (loss)	1.15%	2.12%	3.19%	4.17%	3.97%	(c)	3.55%

Supplemental data
Net assets, end of period (in millions)	$418	$519	$503	$483	$457		$463

Portfolio turnover rate(d)	323%	428%	314%	213%	58%		236%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (when shares became available) to Dec. 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expenses ratios.
(c)	Annualized.
(d)	Includes mortgage dollar rolls. If mortgage dollar rolls transactions were excluded, the portfolio turnover would have been 203%, 350% and 190% for the years ended Dec. 31, 2010, 2009 and 2008, respectively.
(e)	Prior to April 30, 2010, Class 3 was an unnamed class of shares.
(f)	For the period from Sept. 1, 2006 to Dec. 31, 2006. In 2006, the Fund’s fiscal year end was changed from Aug. 31 to Dec. 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  389

Financial Highlights (continued)
Seligman VP — Growth Fund

	Year ended
Class 1	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$6.34

Income from investment operations:
Net investment income (loss)	.02
Net gains (losses) (both realized and unrealized)	.46

Total from investment operations	.48

Net asset value, end of period	$6.82

Total return	7.57%

Ratios to average net assets(b)
Total expenses	.83%	(c)

Net investment income (loss)	.60%	(c)

Supplemental data
Net assets, end of period (in millions)	$—

Portfolio turnover rate	152%

	Year ended
Class 2	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$6.34

Income from investment operations:
Net investment income (loss)	.02
Net gains (losses) (both realized and unrealized)	.45

Total from investment operations	.47

Net asset value, end of period	$6.81

Total return	7.41%

Ratios to average net assets(b)
Total expenses	1.09%	(c)

Net investment income (loss)	.50%	(c)

Supplemental data
Net assets, end of period (in millions)	$—

Portfolio turnover rate	152%

See accompanying Notes to Financial Highlights.

390  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Seligman VP — Growth Fund (continued)

							Year ended
Class 3(d)	Year ended Dec. 31,						Aug. 31,
Per share data	2010	2009	2008	2007	2006(e)		2006
Net asset value, beginning of period	$5.82	$4.25	$7.65	$7.50	$6.93		$6.61

Income from investment operations:
Net investment income (loss)	.02	.03	.10	.08	.01		.06
Net gains (losses) (both realized and unrealized)	.98	1.54	(3.48)	.15	.57		.33

Total from investment operations	1.00	1.57	(3.38)	.23	.58		.39

Less distributions:
Dividends from net investment income	—	—	(.02)	(.08)	(.01)		(.07)

Net asset value, end of period	$6.82	$5.82	$4.25	$7.65	$7.50		$6.93

Total return	17.16%	37.00%	(44.35% )	3.07%	8.27%		5.79%

Ratios to average net assets(b)
Total expenses	.93%	.80%	.75%	.89%	1.01%	(c)	.91%

Net investment income (loss)	.34%	.71%	1.36%	1.01%	.59%	(c)	1.04%

Supplemental data
Net assets, end of period (in millions)	$233	$240	$275	$627	$640		$612

Portfolio turnover rate	152%	152%	150%	116%	30%		156%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (when shares became available) to Dec. 31, 2010.
(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	Prior to April 30, 2010, Class 3 was an unnamed class of shares.
(e)	For the period from Sept. 1, 2006 to Dec. 31, 2006. In 2006, the Fund’s fiscal year end was changed from Aug. 31 to Dec. 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  391

Financial Highlights (continued)

Seligman VP — Larger-Cap Value Fund

	Year ended
Class 1	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$9.55

Income from investment operations:
Net investment income (loss)	.07
Net gains (losses) (both realized and unrealized)	.42

Total from investment operations	.49

Net asset value, end of period	$10.04

Total return	5.13%

Ratios to average net assets(b)
Total expenses	.94%	(c)

Net investment income (loss)	1.17%	(c)

Supplemental data
Net assets, end of period (in millions)	$—

Portfolio turnover rate	4%

	Year ended
Class 2	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$9.55

Income from investment operations:
Net investment income (loss)	.05
Net gains (losses) (both realized and unrealized)	.43

Total from investment operations	.48

Net asset value, end of period	$10.03

Total return	5.03%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	1.26%	(c)

Net expenses after expense waiver/reimbursement(d)	1.22%	(c)

Net investment income (loss)	.77%	(c)

Supplemental data
Net assets, end of period (in millions)	$—

Portfolio turnover rate	4%

See accompanying Notes to Financial Highlights.

392  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Seligman VP — Larger-Cap Value Fund (continued)

								Year ended
Class 3(e)	Year ended Dec. 31,							Aug. 31,
Per share data	2010		2009	2008	2007	2006(f)		2006
Net asset value, beginning of period	$8.31		$6.59	$11.12	$12.23	$11.71		$10.99

Income from investment operations:
Net investment income (loss)	.08		.10	.21	.17	.05		.17
Net gains (losses) (both realized and unrealized)	1.63		1.62	(4.52)	(.22)	1.13		.98

Total from investment operations	1.71		1.72	(4.31)	(.05)	1.18		1.15

Less distributions:
Dividends from net investment income	—		—	(.01)	(.17)	(.05)		(.17)
Distributions from realized gains	—		—	(.21)	(.89)	(.61)		(.26)

Total distributions	—		—	(.22)	(1.06)	(.66)		(.43)

Net asset value, end of period	$10.02		$8.31	$6.59	$11.12	$12.23		$11.71

Total return	20.52%		26.12%	(39.46% )	(.46% )	10.15%		10.75%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	1.11%	(c)	1.24%	1.28%	1.08%	1.23%	(c)	1.20%

Net expenses after expense waiver/reimbursement(d)	1.08%	(c)	1.05%	.93%	1.04%	1.05%	(c)	1.02%

Net investment income (loss)	.89%	(c)	1.40%	2.08%	1.35%	1.33%	(c)	1.55%

Supplemental data
Net assets, end of period (in millions)	$30		$15	$10	$22	$25		$21

Portfolio turnover rate	4%		16%	75%	39%	13%		49%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (when shares became available) to Dec. 31, 2010.
(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(e)	Prior to April 30, 2010, Class 3 was an unnamed class of shares.
(f)	For the period from Sept. 1, 2006 to Dec. 31, 2006. In 2006, the Fund’s fiscal year end was changed from Aug. 31 to Dec. 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  393

Financial Highlights (continued)

Seligman VP — Smaller-Cap Value Fund

	Year ended
Class 1	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.40

Income from investment operations:
Net investment income (loss)	(.04)
Net gains (losses) (both realized and unrealized)	1.16

Total from investment operations	1.12

Net asset value, end of period	$11.52

Total return	10.77%

Ratios to average net assets(b)
Total expenses	1.09%	(c)

Net investment income (loss)	(.58%	)(c)

Supplemental data
Net assets, end of period (in millions)	$—

Portfolio turnover rate	5%

	Year ended
Class 2	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.40

Income from investment operations:
Net investment income (loss)	(.05)
Net gains (losses) (both realized and unrealized)	1.15

Total from investment operations	1.10

Net asset value, end of period	$11.50

Total return	10.58%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	1.36%	(c)

Net expenses after expense waiver/reimbursement(d)	1.33%	(c)

Net investment income (loss)	(.66%	)(c)

Supplemental data
Net assets, end of period (in millions)	$—

Portfolio turnover rate	5%

See accompanying Notes to Financial Highlights.

394  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Seligman VP — Smaller-Cap Value Fund (continued)

									Year ended
Class 3(e)	Year ended Dec. 31,								Aug. 31,
Per share data	2010		2009		2008	2007	2006(f)		2006
Net asset value, beginning of period	$9.08		$6.49		$11.80	$13.03	$13.80		$15.11

Income from investment operations:
Net investment income (loss)	(.07)		(.04)		.02	.01	.01		—
Net gains (losses) (both realized and unrealized)	2.50		2.63		(4.23)	(.52)	1.11		.61

Total from investment operations	2.43		2.59		(4.21)	(.51)	1.12		.61

Less distributions:
Dividends from net investment income	—		—		—	(.02)	(.01)		—
Distributions from realized gains	—		—		(1.10)	(.70)	(1.88)		(1.92)

Total distributions	—		—		(1.10)	(.72)	(1.89)		(1.92)

Net asset value, end of period	$11.51		$9.08		$6.49	$11.80	$13.03		$13.80

Total return	26.79%		39.81%		(38.59% )	(4.19% )	8.14%		4.40%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	1.21%		1.09%		1.06%	1.01%	1.08%	(c)	1.06%

Net expenses after expense waiver/reimbursement(d)	1.20%		1.09%		.96%	1.01%	1.08%	(c)	1.06%

Net investment income (loss)	(.76%	)	(.56%	)	.19%	.06%	.22%	(c)	(.02% )

Supplemental data
Net assets, end of period (in millions)	$88		$79		$68	$161	$220		$218

Portfolio turnover rate	5%		6%		269%	150%	74%		132%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (when shares became available) to Dec. 31, 2010.
(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(e)	Prior to April 30, 2010, Class 3 was an unnamed class of shares.
(f)	For the period from Sept. 1, 2006 to Dec. 31, 2006. In 2006, the Fund’s fiscal year end was changed from Aug. 31 to Dec. 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  395

Financial Highlights (continued)

Threadneedle VP — Emerging Markets Fund

	Year ended
Class 1	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$15.68

Income from investment operations:
Net investment income (loss)	.07
Net gains (losses) (both realized and unrealized)	2.33

Total from investment operations	2.40

Less distributions:
Dividends from net investment income	(.13)

Net asset value, end of period	$17.95

Total return	15.48%

Ratios to average net assets(b)
Total expenses	1.37%	(c)

Net investment income (loss)	.71%	(c)

Supplemental data
Net assets, end of period (in millions)	$490

Portfolio turnover rate	86%

	Year ended
Class 2	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$15.68

Income from investment operations:
Net investment income (loss)	(.04)
Net gains (losses) (both realized and unrealized)	2.41

Total from investment operations	2.37

Less distributions:
Dividends from net investment income	(.13)

Net asset value, end of period	$17.92

Total return	15.24%

Ratios to average net assets(b)
Total expenses	1.56%	(c)

Net investment income (loss)	(.33%	)(c)

Supplemental data
Net assets, end of period (in millions)	$2

Portfolio turnover rate	86%

See accompanying Notes to Financial Highlights.

396  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Threadneedle VP — Emerging Markets Fund (continued)

								Year ended
Class 3(d)	Year ended Dec. 31,							Aug. 31,
Per share data	2010	2009		2008	2007	2006(e)		2006
Net asset value, beginning of period	$15.20	$8.76		$22.49	$17.35	$16.32		$13.14

Income from investment operations:
Net investment income (loss)	.11	.06		.16	.14	(.02)		.09
Net gains (losses) (both realized and unrealized)	2.85	6.42		(10.66)	6.11	3.21		3.85

Total from investment operations	2.96	6.48		(10.50)	6.25	3.19		3.94

Less distributions:
Dividends from net investment income	(.22)	(.04)		(.12)	(.11)	—		(.06)
Distributions from realized gains	—	—		(3.11)	(1.00)	(2.16)		(.70)

Total distributions	(.22)	(.04)		(3.23)	(1.11)	(2.16)		(.76)

Proceeds from regulatory settlement	—	.00	(f)	—	—	—		—

Net asset value, end of period	$17.94	$15.20		$8.76	$22.49	$17.35		$16.32

Total return	19.76%	74.08%		(53.71% )	38.11%	20.17%		30.97%

Ratios to average net assets(b)
Total expenses	1.45%	1.42%		1.61%	1.50%	1.51%	(c)	1.54%

Net investment income (loss)	.73%	.52%		1.06%	.73%	(.36%	)(c)	.68%

Supplemental data
Net assets, end of period (in millions)	$557	$912		$713	$962	$548		$427

Portfolio turnover rate	86%	145%	(g)	140%	124%	46%		146%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (when shares became available) to Dec. 31, 2010.
(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	Prior to April 30, 2010, Class 3 was an unnamed class of shares.
(e)	For the period from Sept. 1, 2006 to Dec. 31, 2006. In 2006, the Fund’s fiscal year end was changed from Aug. 31 to Dec. 31.
(f)	Rounds to less than $0.01 per share.
(g)	The aggregate cost of securities purchased for purposes of portfolio turnover excludes $41,979,743 for securities received at value on Feb. 13, 2009 in exchange for Fund shares issued.

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  397

Financial Highlights (continued)

Threadneedle VP — International Opportunity Fund

	Year ended
Class 1	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.67

Income from investment operations:
Net investment income (loss)	.03
Net gains (losses) (both realized and unrealized)	1.49

Total from investment operations	1.52

Less distributions:
Dividends from net investment income	(.10)

Net asset value, end of period	$12.09

Total return	14.47%

Ratios to average net assets(b)
Total expenses	1.11%	(c)

Net investment income (loss)	.47%	(c)

Supplemental data
Net assets, end of period (in millions)	$—

Portfolio turnover rate	76%

	Year ended
Class 2	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.67

Income from investment operations:
Net investment income (loss)	(.09)
Net gains (losses) (both realized and unrealized)	1.59

Total from investment operations	1.50

Less distributions:
Dividends from net investment income	(.10)

Net asset value, end of period	$12.07

Total return	14.24%

Ratios to average net assets(b)
Total expenses	1.41%	(c)

Net investment income (loss)	(1.15%	)(c)

Supplemental data
Net assets, end of period (in millions)	$1

Portfolio turnover rate	76%

See accompanying Notes to Financial Highlights.

398  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Threadneedle VP — International Opportunity Fund (continued)

							Year ended
Class 3(d)	Year ended Dec. 31,						Aug. 31,
Per share data	2010	2009		2008	2007	2006(e)	2006
Net asset value, beginning of period	10.77	$8.58		$14.71	$13.19	$12.24	$10.02

Income from investment operations:
Net investment income (loss)	.08	.14		.27	.13	.02	.12
Net gains (losses) (both realized and unrealized)	1.38	2.19		(6.12)	1.53	1.04	2.27

Total from investment operations	1.46	2.33		(5.85)	1.66	1.06	2.39

Less distributions:
Dividends from net investment income	(.15)	(.14)		(.28)	(.14)	(.10)	(.17)
Tax return of capital	—	—		—	—	(.01)	—

Total distributions	(.15)	(.14)		(.28)	(.14)	(.11)	(.17)

Proceeds from regulatory settlement	—	.00	(f)	—	—	—	—

Net asset value, end of period	$12.08	$10.77		$8.58	$14.71	$13.19	$12.24

Total return	13.89%	27.54%	(g)	(40.43% )	12.68%	8.72%	23.82%

Ratios to average net assets(b)
Total expenses	1.13%	1.16%		1.15%	1.01%	1.08% (c)	1.12%

Net investment income (loss)	.78%	1.57%		2.21%	.94%	.55% (c)	1.04%

Supplemental data
Net assets, end of period (in millions)	$528	$562		$535	$1,195	$1,311	$1,266

Portfolio turnover rate	76%	90%		61%	94%	20%	74%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (when shares became available) to Dec. 31, 2010.
(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	Prior to April 30, 2010, Class 3 was an unnamed class of shares.
(e)	For the period from Sept. 1, 2006 to Dec. 31, 2006. In 2006, the Fund’s fiscal year end was changed from Aug. 31 to Dec. 31.
(f)	Rounds to less than $0.01 per share.
(g)	During the year ended Dec. 31, 2009, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  399

Financial Highlights (continued)

VP — Davis New York Venture Fund

	Year ended
Class 1	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$9.54

Income from investment operations:
Net investment income (loss)	.06
Net gains (losses) (both realized and unrealized)	.40

Total from investment operations	.46

Net asset value, end of period	$10.00

Total return	4.82%

Ratios to average net assets(b)
Total expenses	.82%	(c)

Net investment income (loss)	.98%	(c)

Supplemental data
Net assets, end of period (in millions)	$1,348

Portfolio turnover rate	32%

	Year ended
Class 2	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$9.54

Income from investment operations:
Net investment income (loss)	.06
Net gains (losses) (both realized and unrealized)	.39

Total from investment operations	.45

Net asset value, end of period	$9.99

Total return	4.72%

Ratios to average net assets(b)
Total expenses	.88%	(c)

Net investment income (loss)	1.04%	(c)

Supplemental data
Net assets, end of period (in millions)	$—

Portfolio turnover rate	32%

See accompanying Notes to Financial Highlights.

400  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP — Davis New York Venture Fund (continued)

								Year ended
Class 3(d)	Year ended Dec. 31,							Aug. 31,
Per share data	2010		2009	2008		2007	2006(e)	2006(f)
Net asset value, beginning of period	$8.96		$6.82	$11.20		$10.92	$10.03	$10.06

Income from investment operations:
Net investment income (loss)	.03		.05	.06		.11	.03	.02
Net gains (losses) (both realized and unrealized)	1.00		2.09	(4.35)		.30	.91	(.03)

Total from investment operations	1.03		2.14	(4.29)		.41	.94	(.01)

Less distributions:
Dividends from net investment income	—		—	(.00	)(g)	(.11)	(.02)	(.02)
Distributions from realized gains	—		—	(.09)		(.02)	(.02)	—
Tax return of capital	—		—	—		—	(.01)	—

Total distributions	—		—	(.09)		(.13)	(.05)	(.02)

Net asset value, end of period	$9.99		$8.96	$6.82		$11.20	$10.92	$10.03

Total return	11.52%		31.33%	(38.58%	)	3.84%	9.30%	(.05%	)

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	1.05%	(c)	.94%	1.06%		.99%	1.02% (c)	1.15%	(c)

Net expenses after expense waiver/reimbursement(h)	1.05%	(c)	.94%	1.03%		.99%	1.02% (c)	1.07%	(c)

Net investment income (loss)	.35%	(c)	.64%	.81%		1.03%	.83% (c)	1.27%	(c)

Supplemental data
Net assets, end of period (in millions)	$80		$2,023	$842		$786	$397	$232

Portfolio turnover rate	32%		21%	18%		12%	3%	3%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (when shares became available) to Dec. 31, 2010.
(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	Prior to April 30, 2010, Class 3 was an unnamed class of shares.
(e)	For the period from Sept. 1, 2006 to Dec. 31, 2006. In 2006, the Fund’s fiscal year end was changed from Aug. 31 to Dec. 31.
(f)	For the period from May 1, 2006 (when shares became available) to Aug. 31, 2006.
(g)	Rounds to less than $0.01 per share.
(h)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  401

Financial Highlights (continued)

VP — Goldman Sachs Mid Cap Value Fund

	Year ended
Class 1	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.44

Income from investment operations:
Net investment income (loss)	.06
Net gains (losses) (both realized and unrealized)	.68

Total from investment operations	.74

Net asset value, end of period	$11.18

Total return	7.09%

Ratios to average net assets(b)
Total expenses	.92%	(c)

Net investment income (loss)	.92%	(c)

Supplemental data
Net assets, end of period (in millions)	$887

Portfolio turnover rate	85%

	Year ended
Class 2	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.44

Income from investment operations:
Net investment income (loss)	.07
Net gains (losses) (both realized and unrealized)	.66

Total from investment operations	.73

Net asset value, end of period	$11.17

Total return	6.99%

Ratios to average net assets(b)
Total expenses	1.19%	(c)

Net investment income (loss)	.98%	(c)

Supplemental data
Net assets, end of period (in millions)	$1

Portfolio turnover rate	85%

See accompanying Notes to Financial Highlights.

402  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP — Goldman Sachs Mid Cap Value Fund (continued)

							Year ended
Class 3(d)	Year ended Dec. 31,						Aug. 31,
Per share data	2010	2009	2008	2007	2006(e)		2006
Net asset value, beginning of period	$9.17	$6.72	$10.69	$11.37	$11.72		$11.45

Income from investment operations:
Net investment income (loss)	.06	.10	.16	.11	.04		.25
Net gains (losses) (both realized and unrealized)	1.95	2.35	(4.05)	.59	.79		.44

Total from investment operations	2.01	2.45	(3.89)	.70	.83		.69

Less distributions:
Dividends from net investment income	—	—	—	(.13)	(.03)		(.25)
Distributions from realized gains	—	—	(.08)	(1.25)	(1.15)		(.17)

Total distributions	—	—	(.08)	(1.38)	(1.18)		(.42)

Net asset value, end of period	$11.18	$9.17	$6.72	$10.69	$11.37		$11.72

Total return	21.87%	36.47%	(36.58% )	6.03%	7.13%		6.17%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	1.14%	1.56%	4.35%	2.09%	1.22%	(c)	1.19%

Net expenses after expense waiver/reimbursement(f)	1.05%	1.17%	1.14%	1.05%	1.09%	(c)	1.08%

Net investment income (loss)	.64%	1.36%	1.57%	.88%	.95%	(c)	2.19%

Supplemental data
Net assets, end of period (in millions)	$16	$14	$12	$27	$28		$27

Portfolio turnover rate	85%	99%	96%	93%	112%		35%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (when shares became available) to Dec. 31, 2010.
(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	Prior to April 30, 2010, Class 3 was an unnamed class of shares.
(e)	For the period from Sept. 1, 2006 to Dec. 31, 2006. In 2006, the Fund’s fiscal year end was changed from Aug. 31 to Dec. 31.
(f)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  403

Financial Highlights (continued)

VP — Partners Small Cap Value Fund

	Year ended
Class 1	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$14.34

Income from investment operations:
Net investment income (loss)	.05
Net gains (losses) (both realized and unrealized)	.89

Total from investment operations	.94

Net asset value, end of period	$15.28

Total return	6.56%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	1.11%	(c)

Net expenses after expense waiver/reimbursement(d)	1.09%	(c)

Net investment income (loss)	.56%	(c)

Supplemental data
Net assets, end of period (in millions)	$1,169

Portfolio turnover rate	57%

	Year ended
Class 2	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$14.34

Income from investment operations:
Net investment income (loss)	.03
Net gains (losses) (both realized and unrealized)	.88

Total from investment operations	.91

Net asset value, end of period	$15.25

Total return	6.35%

Ratios to average net assets(b)
Total expenses	1.31%	(c)

Net investment income (loss)	.33%	(c)

Supplemental data
Net assets, end of period (in millions)	$—

Portfolio turnover rate	57%

See accompanying Notes to Financial Highlights.

404  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP — Partners Small Cap Value Fund (continued)

							Year ended
Class 3(e)	Year ended Dec. 31,						Aug. 31,
Per share data	2010	2009	2008	2007	2006(f)		2006
Net asset value, beginning of period	$12.26	$8.98	$13.63	$14.89	$15.06		$14.46

Income from investment operations:
Net investment income (loss)	.02	.04	.08	.11	.02		.06
Net gains (losses) (both realized and unrealized)	2.98	3.24	(4.26)	(.81)	1.46		1.61

Total from investment operations	3.00	3.28	(4.18)	(.70)	1.48		1.67

Less distributions:
Dividends from net investment income	—	—	(.01)	(.12)	(.02)		(.06)
Distributions from realized gains	—	—	(.46)	(.44)	(1.63)		(1.01)

Total distributions	—	—	(.47)	(.56)	(1.65)		(1.07)

Net asset value, end of period	$15.26	$12.26	$8.98	$13.63	$14.89		$15.06

Total return	24.43%	36.55%	(31.57% )	(4.90% )	9.99%		12.28%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	1.22%	1.27%	1.27%	1.28%	1.32%	(c)	1.28%

Net expenses after expense waiver/reimbursement(d)	1.22%	1.26%	1.22%	1.23%	1.26%	(c)	1.24%

Net investment income (loss)	.14%	.43%	.84%	.73%	.48%	(c)	.41%

Supplemental data
Net assets, end of period (in millions)	$284	$1,322	$916	$1,024	$619		$549

Portfolio turnover rate	57%	58%	76%	58%	23%		102%

Notes to Financial Highlights

(a)	For the period from May 3, 2010 (when shares became available) to Dec. 31, 2010.
(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(e)	Prior to April 30, 2010, Class 3 was an unnamed class of shares.
(f)	For the period from Sept. 1, 2006 to Dec. 31, 2006. In 2006, the Fund’s fiscal year end was changed from Aug. 31 to Dec. 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  405

Notes to Financial Statements

1.	ORGANIZATION

RiverSource Variable Series Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-ended management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each a Fund and collectively, the Funds): RiverSource Variable Portfolio (VP) — Balanced Fund; RiverSource VP — Cash Management Fund; RiverSource VP — Diversified Bond Fund; RiverSource VP — Diversified Equity Income Fund; RiverSource VP — Dynamic Equity Fund; RiverSource VP — Global Bond Fund; RiverSource VP — Global Inflation Protected Securities Fund; RiverSource VP — High Yield Bond Fund; RiverSource VP — Income Opportunities Fund; RiverSource VP — Mid Cap Growth Fund; RiverSource VP — Mid Cap Value Fund; RiverSource VP — S&P 500 Index Fund; RiverSource VP — Short Duration U.S. Government Fund; Seligman VP — Growth Fund; Seligman VP — Larger-Cap Value Fund; Seligman VP — Smaller-Cap Value Fund; Threadneedle VP — Emerging Markets Fund; Threadneedle VP — International Opportunity Fund; VP — Davis New York Venture Fund; VP — Goldman Sachs Mid Cap Value Fund; and VP — Partners Small Cap Value Fund. Each Fund has unlimited authorized shares of beneficial interest (without par value). References to shares and shareholders within these financial statements refer to both shares and partners’ interests as well as shareholders and partners, respectively.

Each Fund, other than RiverSource VP — Global Bond Fund and RiverSource VP — Global Inflation Protected Securities Fund, currently operates as a diversified Fund. RiverSource VP — Global Bond Fund and RiverSource VP — Global Inflation Protected Securities Fund are non-diversified funds.

Each Fund except RiverSource VP — Balanced Fund and RiverSource VP — S&P 500 Index Fund offers Class 1 shares and Class 2 shares effective May 3, 2010, and Class 3 shares (prior to April 30, 2010 known as an unnamed class of shares) (each of RiverSource VP — Balanced Fund and RiverSource VP — S&P 500 Index Fund offers Class 3 shares) to separate accounts funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to one or more Funds.

At Dec. 31, 2010, Columbia Management Investment Advisers, LLC (the Investment Manager) and/or affiliates owned 100% of Class 1, Class 2 and Class 3 shares of each Fund except RiverSource VP — Balanced Fund and RiverSource VP — S&P 500 Index Fund. At Dec. 31, 2010, the Investment Manager and/or affiliates owned 100% of Class 3 shares of RiverSource VP — Balanced Fund and RiverSource VP — S&P 500 Index Fund.

The Investment Manager and/or affiliates owned outstanding shares of the Funds. Purchase and redemption activity of the accounts may have a significant effect on the operations of the Funds. At Dec. 31, 2010, these approximate amounts were as follows:

Fund	Percentage
RiverSource VP — Cash Management Fund	25%
RiverSource VP — Diversified Bond Fund	56
RiverSource VP — Diversified Equity Income Fund	50
RiverSource VP — Global Bond Fund	68
RiverSource VP — Global Inflation Protected Securities Fund	87
RiverSource VP — Income Opportunities Fund	77
RiverSource VP — Mid Cap Value Fund	84
RiverSource VP — Short Duration U.S. Government Fund	64
Threadneedle VP — Emerging Markets Fund	47
VP — Davis New York Venture Fund	94
VP — Goldman Sachs Mid Cap Value Fund	98
VP — Partners Small Cap Value Fund	80

All classes of shares have identical voting, dividend and liquidation rights. Each class has separate class specific expenses. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

406  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The policy adopted by each Fund’s Board of Trustees (the Board) generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. This policy takes into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available. Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Short-term securities in all Funds, except RiverSource VP — Cash Management Fund, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Investments in money market funds are valued at net asset value. Pursuant to Rule 2a-7 of the 1940 Act, securities in RiverSource VP — Cash Management Fund are valued daily at amortized cost, which approximates market value. When such valuations do not reflect market value, securities may be valued as determined in accordance with procedures adopted by the Board.

Foreign currency exchange contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded.

Option contracts are valued daily at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Foreign currency translations
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statements of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Dec. 31, 2010, foreign currency holdings were as follows:

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  407

Notes to Financial Statements (continued)

RiverSource VP — Balanced Fund holdings were entirely comprised of Brazilian reais and Mexican pesos.
RiverSource VP — Diversified Bond Fund holdings were entirely comprised of Brazilian reais and Mexican pesos.
RiverSource VP — Dynamic Equity Fund holdings were entirely comprised of Swiss francs.
RiverSource VP — Global Bond Fund consisted of multiple denominations.
RiverSource VP — Global Inflation Protected Securities Fund consisted of multiple denominations.
Threadneedle VP — Emerging Markets Fund consisted of multiple denominations, primarily Brazilian reais and Taiwan dollars.
Threadneedle VP — International Opportunity Fund consisted of multiple denominations, primarily Brazilian reais and British pounds.

Repurchase agreements
The Funds may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Funds’ custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Illiquid securities
At Dec. 31, 2010, investments in securities included issues that are illiquid which the Funds currently limit to 15% of net assets except RiverSource VP — Cash Management Fund, which limits investments in securities that are illiquid to 5% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Dec. 31, 2010 was as follows:

		Percentage
Fund	Value	of net assets
RiverSource VP — Balanced Fund	$813,215	0.08%
RiverSource VP — Diversified Bond Fund	1,508,144	0.04
RiverSource VP — High Yield Bond Fund	4,231,959	0.62
RiverSource VP — Income Opportunities Fund	860,335	0.08
Seligman VP — Larger-Cap Value Fund	2	0.00
VP — Davis New York Venture Fund	1,803,640	0.13
VP — Partners Small Cap Value Fund	6,811,612	0.47

Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% (5% for RiverSource VP — Cash Management Fund) limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by each Fund.

Investments in loans
The senior loans acquired by the Funds typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership, or, if not FDIC insured, enters into bankruptcy, the Funds may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

Securities purchased on a forward-commitment basis
Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Funds’ net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. At Dec. 31, 2010, the outstanding when-issued securities and other forward-commitments for the Funds were as follows:

	When-issued	Other
Fund	securities	forward-commitments
RiverSource VP — Balanced Fund	$62,267,650	$—
RiverSource VP — Diversified Bond Fund	560,306,491	—
RiverSource VP — Global Bond	—	5,544,606
RiverSource VP — Short Duration U.S. Government Fund	54,083,863	—

408  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Certain Funds may also enter into transactions to sell purchase commitments to third parties at current market values and concurrently acquire other purchase commitments for similar securities at later dates. As an inducement for the Funds to “roll over” their purchase commitments, the Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment. The Funds record the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Funds’ right to repurchase or sell securities may be limited. RiverSource VP — Balanced Fund, RiverSource VP — Diversified Bond Fund and RiverSource VP — Short Duration U.S. Government Fund entered into mortgage dollar roll transactions during the year ended Dec. 31, 2010.

Forward sale commitments
Certain Funds may enter into forward sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Valuation of securities” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Funds as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Funds realize a gain or loss. If the Funds deliver securities under the commitment, the Funds realize a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the Notes to Portfolio of Investments.

Guarantees and indemnifications
Under each Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes
For federal income tax purposes, each Fund is treated as a separate entity.

RiverSource VP — Balanced Fund, RiverSource VP — Diversified Equity Income Fund, RiverSource VP — Dynamic Equity Fund, RiverSource VP — Mid Cap Growth Fund, RiverSource VP — Mid Cap Value Fund, RiverSource VP — S&P 500 Index Fund, Seligman VP — Growth Fund, Seligman VP — Larger-Cap Value Fund, Seligman VP — Smaller-Cap Value Fund, VP — Davis New York Venture Fund, VP — Goldman Sachs Mid Cap Value Fund and VP — Partners Small Cap Value Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund’s income and loss. The components of each of these Funds’ net assets are reported at the partner level for tax purposes, and therefore, are not presented in the Statements of Assets and Liabilities.

RiverSource VP — Cash Management Fund, RiverSource VP — Diversified Bond Fund, RiverSource VP — Global Bond Fund, RiverSource VP — Global Inflation Protected Securities Fund, RiverSource VP — High Yield Bond Fund, RiverSource VP — Income Opportunities Fund, RiverSource VP — Short Duration U.S. Government Fund, Threadneedle VP — Emerging Markets Fund and Threadneedle VP — International Opportunity Fund are each treated as a separate regulated investment company for federal income tax purposes. Each of these Funds’ policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies (RICs) and to distribute substantially all of its taxable income (which includes net short-term capital gains) to the subaccounts. No provision for income or excise taxes is thus required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  409

Notes to Financial Statements (continued)

Foreign capital gains taxes
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. Each Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to subaccounts
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and distributed quarterly, when available, for RiverSource VP — Cash Management Fund. Dividends from net investment income are declared and distributed quarterly, when available, for RiverSource VP — Global Bond Fund, Threadneedle VP — Emerging Markets Fund and Threadneedle VP — International Opportunity Fund. Dividends from net investment income are declared and distributed annually, when available, for RiverSource VP — Diversified Bond Fund, RiverSource VP — Global Inflation Protected Securities Fund, RiverSource VP — High Yield Bond Fund, RiverSource VP — Income Opportunities Fund and RiverSource VP — Short Duration U.S. Government Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to RICs.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3.	DERIVATIVE INSTRUMENTS

The Funds invest in certain derivative instruments as detailed below to meet their investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Funds may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Funds to gains or losses in excess of the amount shown in the Statements of Assets and Liabilities.

The Funds and any counterparty are required to maintain an agreement that requires the Funds and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Funds and such counterparty. If the net fair value of such derivatives between the Funds and that counterparty exceeds a certain threshold (as defined in the agreement), the Funds or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Funds or any counterparty.

Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. Certain Funds utilized forward foreign currency exchange contracts as detailed below:

Forward Currency Contracts	Funds
Settlement of purchases and sales of securities	RiverSource VP — Balanced Fund, RiverSource VP — Diversified Bond Fund, RiverSource VP — Diversified Equity Income Fund, RiverSource VP — Dynamic Equity Fund, RiverSource VP — Global Bond Fund, RiverSource VP — Global Inflation Protected Securities Fund

Hedge the currency exposure associated with some or all of the Fund’s securities	RiverSource VP — Balanced Fund, RiverSource VP — Diversified Bond Fund, RiverSource VP — Global Bond Fund, RiverSource VP — Global Inflation Protected Securities Fund, Threadneedle VP — Emerging Markets Fund, Threadneedle VP — International Opportunity Fund

410  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Forward Currency Contracts	Funds
Shift foreign currency exposure back to U.S. dollars	RiverSource VP — Diversified Bond Fund, RiverSource VP — Global Bond Fund, RiverSource VP — Global Inflation Protected Securities Fund

Shift investment exposure from one currency to another	RiverSource VP — Balanced Fund, RiverSource VP — Diversified Bond Fund, RiverSource VP — Global Bond Fund, RiverSource VP — Global Inflation Protected Securities Fund

Shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio	RiverSource VP — Diversified Bond Fund, RiverSource VP — Global Bond Fund, RiverSource VP — Global Inflation Protected Securities Fund

Create a foreign currency exposure	RiverSource VP — Diversified Bond Fund

To gain exposure to currencies where either the underlying bond market is unattractive or where foreign investors cannot easily invest in local fixed income securities	RiverSource VP — Global Bond Fund

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Funds will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds’ portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statements of Assets and Liabilities.

Futures contracts
Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds bought and sold futures contracts traded on U.S. and foreign exchanges as detailed below:

Futures Contracts	Funds
Produce incremental earnings	RiverSource VP — Balanced Fund, RiverSource VP — Global Bond Fund, RiverSource VP — Global Inflation Protected Securities Fund

Manage the duration and yield curve exposure of the Fund versus the benchmark	RiverSource VP — Balanced Fund, RiverSource VP — Diversified Bond Fund, RiverSource VP — Global Bond Fund, RiverSource VP — Global Inflation Protected Securities Fund, RiverSource VP — Short Duration U.S. Government Fund

Manage exposure to movements in interest rates	RiverSource VP — Balanced Fund, RiverSource VP — Diversified Bond Fund, RiverSource VP — Global Bond Fund, RiverSource Global Inflation Protected Securities Fund, RiverSource VP — Short Duration U.S. Government Fund

Equitize cash to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions	RiverSource VP — Dynamic Equity Fund, RiverSource VP — S&P 500 Index Fund

Implement cross market strategies efficiently (i.e., a sale of U.S. 10 yr futures versus a purchase of German 10 yr futures to position for expected changes in the spread between U.S. and German Yields)	RiverSource VP — Global Bond Fund

Upon entering into futures contracts, the Funds bear risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Funds pledge cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statements of Assets and Liabilities.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  411

Notes to Financial Statements (continued)

Options
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Certain Funds bought and wrote options traded on U.S. and foreign exchanges or in the over-the-counter (OTC) markets as detailed below:

Options	Funds
Decrease the Fund’s exposure to equity risk and to increase return on investments	RiverSource VP — Mid Cap Growth Fund

Produce incremental earnings	RiverSource VP — Balanced Fund, RiverSource VP — Global Inflation Protected Securities Fund

Manage the duration and yield curve exposure of the Fund versus the benchmark	RiverSource VP — Balanced Fund, RiverSource VP — Global Inflation Protected Securities Fund

Manage exposure to movements in interest rates	RiverSource VP — Balanced Fund, RiverSource VP — Global Inflation Protected Securities Fund

Completion of transactions for options traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Funds to secure certain OTC options trades. Cash collateral held or posted by the Funds for such option trades must be returned to the counterparty or the Funds upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Funds. The Funds will realize a gain or loss when the option transaction expires or is exercised. When options on debt securities or futures are exercised, the Funds will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call or purchased put option, or the purchase cost for a written put or purchased call option, is adjusted by the amount of premium received or paid.

The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The Funds’ maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Funds could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put options by holders of the option contracts or proceeds received upon entering into the contracts.

Effects of derivative transactions on the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of each Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; the impact of derivative transactions on each Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolios of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any. Tables are presented only for those funds which had derivatives outstanding at Dec. 31, 2010, or which had derivatives transactions during the year ended Dec. 31, 2010.

RiverSource VP — Balanced Fund

Fair values of derivative instruments at Dec. 31, 2010

	Asset derivatives
	Statement of Assets
Risk exposure category	and Liabilities location	Fair value
Interest rate contracts	Net assets — unrealized appreciation on investments	$374,512	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

412  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Effect of derivative instruments in the Statement of Operations for the year ended Dec. 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
	Forward foreign
	currency exchange
Risk exposure category	contracts	Futures	Options	Total
Foreign exchange contracts	$(11,436)	$—	$—	$(11,436)

Interest rate contracts	—	(2,488,889)	(15,971)	$(2,504,860)

Total	$(11,436)	$(2,488,889)	$(15,971)	$(2,516,296)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
	Forward foreign
	currency exchange
Risk exposure category	contracts	Futures	Options	Total
Foreign exchange contracts	$—	$—	$—	$—

Interest rate contracts	—	971,700	—	$971,700

Total	$—	$971,700	$—	$971,700

Volume of derivative activity
Forward foreign currency exchange contracts
At Dec. 31, 2010, the Fund had no outstanding forward foreign currency exchange contracts. The average gross notional amount of forward foreign currency exchange contracts opened, and subsequently closed, was $399,000 for the year ended Dec. 31, 2010.

Futures
The gross notional amount of long and short contracts outstanding was approximately $5.1 million and $44.7 million, respectively, at Dec. 31, 2010. The monthly average gross notional amounts for long and short contracts was $10.5 million and $52.3 million, respectively, for the year ended Dec. 31, 2010. The fair value of such contracts at Dec. 31, 2010 is set forth in the table above.

Options
At Dec. 31, 2010, the Fund had no outstanding options contracts. The monthly average gross notional amount for these contracts was $4.0 million for the year ended Dec. 31, 2010.

RiverSource VP — Diversified Bond Fund

Fair values of derivative instruments at Dec. 31, 2010

	Asset derivatives		Liability derivatives
	Statement of Assets		Statement of Assets
Risk exposure category	and Liabilities location	Fair value	and Liabilities location	Fair value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$2,005,267	Unrealized depreciation on forward foreign currency exchange contracts	$2,387,571

Interest rate contracts	N/A	N/A	Net assets — unrealized depreciation on investments	(2,542,354	)*

Total		$2,005,267		$(154,783)

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  413

Notes to Financial Statements (continued)

Effect of derivative instruments in the Statement of Operations for the year ended Dec. 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
	Forward foreign
	currency exchange
Risk exposure category	contracts	Futures	Options	Total
Foreign exchange contracts	$5,797,939	$—	$—	$5,797,939

Interest rate contracts	—	(22,088,192)	1,440,028	$(20,648,164)

Total	$5,797,939	$(22,088,192)	$1,440,028	$(14,850,225)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
	Forward foreign
	currency exchange
Risk exposure category	contracts	Futures	Options	Total
Foreign exchange contracts	$(1,367,002)	$—	$—	$(1,367,002)

Interest rate contracts	—	(826,797)	(45,366)	$(872,163)

Total	$(1,367,002)	$(826,797)	$(45,366)	$(2,239,165)

Volume of derivative activity
Forward foreign currency exchange contracts
The gross notional amount of contracts outstanding was approximately $155.2 million at Dec. 31, 2010. The monthly average gross notional amount for these contracts was $179.7 million for the year ended Dec. 31, 2010. The fair value of such contracts at Dec. 31, 2010 is set forth in the table above.

Futures
The gross notional amount of long and short contracts outstanding was approximately $233.8 million and $231.7 million, respectively, at Dec. 31, 2010. The monthly average gross notional amounts for long and short contracts was $228.8 million and $498.0 million, respectively, for the year ended Dec. 31, 2010. The fair value of such contracts at Dec. 31, 2010 is set forth in the table above.

Options
At Dec. 31, 2010, the Fund had no outstanding options contracts. The monthly average gross notional amount for these contracts was $126.0 million for the year ended Dec. 31, 2010.

RiverSource VP — Diversified Equity Income Fund

Fair values of derivative instruments at Dec. 31, 2010
At Dec. 31, 2010, the Fund had no outstanding derivatives.

Effect of derivative instruments in the Statement of Operations for the year ended Dec. 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts
Foreign exchange contracts	$3,846

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts
Foreign exchange contracts	$—

414  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Volume of derivative activity
Forward foreign currency exchange contracts
At Dec. 31, 2010, the Fund had no outstanding forward foreign currency exchange contracts. The average gross notional amount of forward foreign currency exchange contracts opened, and subsequently closed, was $100,000 for the year ended Dec. 31, 2010.

RiverSource VP — Dynamic Equity Fund

Fair values of derivative instruments at Dec. 31, 2010

	Asset derivatives
	Statement of Assets
Risk exposure category	and Liabilities location	Fair value
Equity contracts	Net assets — unrealized appreciation on investments	$264,643	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of derivative instruments in the Statement of Operations for the year ended Dec. 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
	Forward foreign
	currency exchange
Risk exposure category	contracts	Futures	Total
Equity contracts	$—	$2,171,093	$2,171,093

Foreign exchange contracts	(605)	—	$(605)

Total	$(605)	$2,171,093	$2,170,488

Change in unrealized appreciation (depreciation) on derivatives recognized in income
	Forward foreign
	currency exchange
Risk exposure category	contracts	Futures	Total
Equity contracts	$—	$320,558	$320,558

Foreign exchange contracts	—	—	$—

Total	$—	$320,558	$320,558

Volume of derivative activity
Forward foreign currency exchange contracts
At Dec. 31, 2010, the Fund had no outstanding forward foreign currency exchange contracts. The average gross notional amount of forward foreign currency exchange contracts opened, and subsequently closed, was $40,000 for the year ended Dec. 31, 2010.

Futures
The gross notional amount of long contracts outstanding was approximately $9.7 million at Dec. 31, 2010. The monthly average gross notional amounts for long contracts was $16.4 million for the year ended Dec. 31, 2010. The fair value of such contracts at Dec. 31, 2010 is set forth in the table above.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  415

Notes to Financial Statements (continued)

RiverSource VP — Global Bond Fund

Fair values of derivative instruments at Dec. 31, 2010

	Asset derivatives			Liability derivatives
	Statement of Assets			Statement of Assets
Risk exposure category	and Liabilities location	Fair value		and Liabilities location	Fair value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$2,629,175		Unrealized depreciation on forward foreign currency exchange contracts	$1,790,484

Interest rate contracts	Net assets — unrealized appreciation on investments	857,927	*	N/A	N/A

Total		$3,487,102			$1,790,484

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of derivative instruments in the Statement of Operations for the year ended Dec. 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
	Forward foreign
	currency exchange
Risk exposure category	contracts	Futures	Total
Foreign exchange contracts	$6,565,146	$—	$6,565,146

Interest rate contracts	—	(2,434,416)	$(2,434,416)

Total	$6,565,146	$(2,434,416)	$4,130,730

Change in unrealized appreciation (depreciation) on derivatives recognized in income
	Forward foreign
	currency exchange
Risk exposure category	contracts	Futures	Total
Foreign exchange contracts	$4,935,573	$—	$4,935,573

Interest rate contracts	—	1,493,443	$1,493,443

Total	$4,935,573	$1,493,443	$6,429,016

Volume of derivative activity
Forward foreign currency exchange contracts
The gross notional amount of contracts outstanding was approximately $175.7 million at Dec. 31, 2010. The monthly average gross notional amount for these contracts was $160.7 million for the year ended Dec. 31, 2010. The fair value of such contracts at Dec. 31, 2010 is set forth in the table above.

Futures
The gross notional amount of long and short contracts outstanding was approximately $54.9 million and $55.5 million, respectively, at Dec. 31, 2010. The monthly average gross notional amounts for long and short contracts was $46.2 million and $60.4 million, respectively, for the year ended Dec. 31, 2010. The fair value of such contracts at Dec. 31, 2010 is set forth in the table above.

416  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP — Global Inflation Protected Securities Fund

Fair values of derivative instruments at Dec. 31, 2010

	Asset derivatives		Liability derivatives
	Statement of Assets		Statement of Assets
Risk exposure category	and Liabilities location	Fair value	and Liabilities location	Fair value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$9,235,608	Unrealized depreciation on forward foreign currency exchange contracts	$8,472,855

Interest rate contracts	N/A	N/A	Net assets — unrealized depreciation on investments	1,748,025	*

Total		$9,235,608		$10,220,880

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of derivative instruments in the Statement of Operations for the year ended Dec. 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
	Forward foreign
	currency exchange
Risk exposure category	contracts	Futures	Options	Total
Foreign exchange contracts	$65,597,518	$—	$—	$65,597,518

Interest rate contracts	—	(11,715,345)	655,174	$(11,060,171)

Total	$65,597,518	$(11,715,345)	$655,174	$54,537,347

Change in unrealized appreciation (depreciation) on derivatives recognized in income
	Forward foreign
	currency exchange
Risk exposure category	contracts	Futures	Options	Total
Foreign exchange contracts	$(28,185,298)	$—	$—	$(28,185,298)

Interest rate contracts	—	648,277	—	$648,277

Total	$(28,185,298)	$648,277	$—	$(27,537,021)

Volume of derivative activity
Forward foreign currency exchange contracts
The gross notional amount of contracts outstanding was approximately $1.2 billion at Dec. 31, 2010. The monthly average gross notional amount for these contracts was $1.1 billion for the year ended Dec. 31, 2010. The fair value of such contracts at Dec. 31, 2010 is set forth in the table above.

Futures
The gross notional amount of long and short contracts outstanding was approximately $208.8 million and $111.0 million, respectively, at Dec. 31, 2010. The monthly average gross notional amounts for long and short contracts was $163.5 million and $316.8 million, respectively, for the year ended Dec. 31, 2010. The fair value of such contracts at Dec. 31, 2010 is set forth in the table above.

Options
At Dec. 31, 2010, the Fund had no outstanding options contracts. The monthly average gross notional amount for these contracts was $14.6 million for the year ended Dec. 31, 2010.

RiverSource VP — Mid Cap Growth Fund

Fair values of derivative instruments at Dec. 31, 2010
At Dec. 31, 2010, the Fund had no outstanding derivatives.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  417

Notes to Financial Statements (continued)

Effect of derivative instruments in the Statement of Operations for the year ended Dec. 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Options
Equity contracts	$2,483,922

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Options
Equity contracts	$—

Options
At Dec. 31, 2010, the Fund had no outstanding options contracts. The monthly average gross notional amount for these contracts was $2 million for the year ended Dec. 31, 2010.

RiverSource VP — S&P 500 Index Fund

Fair values of derivative instruments at Dec. 31, 2010

	Asset derivatives
	Statement of Assets
Risk exposure category	and Liabilities location	Fair value
Equity contracts	Net assets — unrealized appreciation on investments	$13,722	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of derivative instruments in the Statement of Operations for the year ended Dec. 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures
Equity contracts	$289,653

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures
Equity contracts	$12,270

Volume of derivative activity
Futures
The gross notional amount of long contracts outstanding was approximately $2.5 million at Dec. 31, 2010. The monthly average gross notional amounts for long contracts was $1.6 million for the year ended Dec. 31, 2010. The fair value of such contracts at Dec. 31, 2010 is set forth in the table above.

RiverSource VP — Short Duration U.S. Government Fund

Fair values of derivative instruments at Dec. 31, 2010

	Asset derivatives
	Statement of Assets
Risk exposure category	and Liabilities location	Fair value
Interest rate contracts	Net assets — unrealized appreciation on investments	$1,617,330	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of derivative instruments in the Statement of Operations for the year ended Dec. 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures
Interest rate contracts	$(2,853,358)

418  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures
Interest rate contracts	$2,511,150

Volume of derivative activity
Futures
The gross notional amount of short contracts outstanding was approximately $164.0 million at Dec. 31, 2010. The monthly average gross notional amounts for long and short contracts was $63.6 million and $63.0 million, respectively, for the year ended Dec. 31, 2010. The fair value of such contracts at Dec. 31, 2010 is set forth in the table above.

Threadneedle VP — Emerging Markets Fund

Fair values of derivative instruments at Dec. 31, 2010
At Dec. 31, 2010, the Fund had no outstanding derivatives.

Effect of derivative instruments in the Statement of Operations for the year ended Dec. 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts
Foreign exchange contracts	$165,589

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts
Foreign exchange contracts	$—

Volume of derivative activity
Forward foreign currency exchange contracts
At Dec. 31, 2010, the Fund had no outstanding forward foreign currency exchange contracts. The average gross notional amount of forward foreign currency exchange contracts opened, and subsequently closed, was $931,000 for the year ended Dec. 31, 2010.

Threadneedle VP — International Opportunity Fund

Fair values of derivative instruments at Dec. 31, 2010
At Dec. 31, 2010, the Fund had no outstanding derivatives.

Effect of derivative instruments in the Statement of Operations for the year ended Dec. 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts
Foreign exchange contracts	$130,871

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts
Foreign exchange contracts	$—

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  419

Notes to Financial Statements (continued)

Volume of derivative activity
Forward foreign currency exchange contracts
At Dec. 31, 2010, the Fund had no outstanding forward foreign currency exchange contracts. The monthly average gross notional amount for these contracts was $11,000 for the year ended Dec. 31, 2010.

4.	EXPENSES

Investment management services fees
The Funds, except those Fund which have a Subadvisory agreement, have an Investment Management Services Agreement (IMSA) with the Investment Manager for managing investments, record keeping and other services that are based solely on the assets of each Fund. The Funds which have a Subadvisory agreement have an IMSA with the Investment Manager where the Investment Manager is responsible for the management of the Funds. Day-to-day portfolio management of the Funds is provided by the Funds’ subadvisors. See Subadvisory agreements below. The management fee is an annual fee that is equal to a percentage of each Fund’s average daily net assets that declines as each Fund’s net assets increase. The annual percentage range for each Fund is as follows:

Fund	Percentage range
RiverSource VP — Balanced Fund	0.530% to 0.350%
RiverSource VP — Cash Management Fund	0.330% to 0.150%
RiverSource VP — Diversified Bond Fund	0.480% to 0.290%
RiverSource VP — Diversified Equity Income Fund	0.600% to 0.375%
RiverSource VP — Dynamic Equity Fund	0.600% to 0.375%
RiverSource VP — Global Bond Fund	0.720% to 0.520%
RiverSource VP — Global Inflation Protected Securities Fund	0.440% to 0.250%
RiverSource VP — High Yield Bond Fund	0.590% to 0.360%
RiverSource VP — Income Opportunities Fund	0.610% to 0.380%
RiverSource VP — Mid Cap Growth Fund	0.700% to 0.475%
RiverSource VP — Mid Cap Value Fund	0.700% to 0.475%
RiverSource VP — S&P 500 Index Fund	0.220% to 0.120%
RiverSource VP — Short Duration U.S. Government Fund	0.480% to 0.250%
Seligman VP — Growth Fund	0.600% to 0.375%
Seligman VP — Larger-Cap Value Fund	0.600% to 0.375%
Seligman VP — Smaller-Cap Value Fund	0.790% to 0.665%
Threadneedle VP — Emerging Markets Fund	1.100% to 0.900%
Threadneedle VP — International Opportunity Fund	0.800% to 0.570%
VP — Davis New York Venture Fund	0.730% to 0.600%
VP — Goldman Sachs Mid Cap Value Fund	0.780% to 0.650%
VP — Partners Small Cap Value Fund	0.970% to 0.870%

For the following Funds, the fee may be adjusted upward or downward by a performance incentive adjustment (PIA) with a maximum adjustment of 0.08% for RiverSource VP — Balanced Fund and 0.12% for each remaining Fund. The adjustment is determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class 3 share of each Fund and the annualized performance of the stated index, up to the maximum percentage of each Fund’s average daily net assets. In certain circumstances, the Board may approve a change in the index. If

420  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

the performance difference is less than 0.50%, the adjustment will be zero. The index name and the amount the fee was increased (decreased) for each Fund for the year ended Dec. 31, 2010, was as follows:

		Increase
Fund	Index name	(decrease)
RiverSource VP — Balanced Fund	Lipper Balanced Funds Index	$46,027
RiverSource VP — Diversified Equity Income Fund	Lipper Equity Income Funds Index	2,040,586
RiverSource VP — Dynamic Equity Fund	Lipper Large-Cap Core Funds Index	830,893
RiverSource VP — Mid Cap Growth Fund	Lipper Mid-Cap Growth Funds Index	(9,016)
RiverSource VP — Mid Cap Value Fund	Lipper Mid-Cap Value Funds Index	36,249
Seligman VP — Growth Fund	Lipper Large-Cap Growth Funds Index	60,507
Seligman VP — Larger-Cap Value Fund	Lipper Large-Cap Value Funds Index	13,034
Seligman VP — Smaller-Cap Value Fund	Lipper Small-Cap Core Funds Index	65,850
Threadneedle VP — Emerging Markets Fund	Lipper Emerging Markets Funds Index	(87,618)
Threadneedle VP — International Opportunity Fund	Lipper International Large-Cap Core Funds Index	97,459
VP — Davis New York Venture Fund	Lipper Large-Cap Core Funds Index	588,447
VP — Goldman Sachs Mid Cap Value Fund	Lipper Mid-Cap Value Funds Index	42,808
VP — Partners Small Cap Value Fund	Lipper Small-Cap Value Funds Index	300,422

The management fee for the year ended Dec. 31, 2010, including the adjustment under the terms of the PIA, if any, is the following percentage of each Fund’s average daily net assets:

Fund	Percentage
RiverSource VP — Balanced Fund	0.54%
RiverSource VP — Cash Management Fund	0.33%
RiverSource VP — Diversified Bond Fund	0.44%
RiverSource VP — Diversified Equity Income Fund	0.63%
RiverSource VP — Dynamic Equity Fund	0.66%
RiverSource VP — Global Bond Fund	0.66%
RiverSource VP — Global Inflation Protected Securities Fund	0.42%
RiverSource VP — High Yield Bond Fund	0.59%
RiverSource VP — Income Opportunities Fund	0.60%
RiverSource VP — Mid Cap Growth Fund	0.70%
RiverSource VP — Mid Cap Value Fund	0.71%
RiverSource VP — S&P 500 Index Fund	0.22%
RiverSource VP — Short Duration U.S. Government Fund	0.48%
Seligman VP — Growth Fund	0.63%
Seligman VP — Larger-Cap Value Fund	0.66%
Seligman VP — Smaller-Cap Value Fund	0.87%
Threadneedle VP — Emerging Markets Fund	1.06%
Threadneedle VP — International Opportunity Fund	0.81%
VP — Davis New York Venture Fund	0.74%
VP — Goldman Sachs Mid Cap Value Fund	0.79%
VP — Partners Small Cap Value Fund	0.94%

In September 2010, the Funds’ Board approved changes to the IMSA in connection with various initiatives to achieve consistent investment management service and fee structures across all funds in the Columbia Fund Family. Certain of these changes, including management fee rate increases and the elimination of the PIA, required shareholder approval, which was

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  421

Notes to Financial Statements (continued)

received on Feb. 15, 2011. The following changes to the Funds’ management fee structures are expected to be implemented before the end of the second quarter of 2011:

	Management Fee	Management Fee	PIA
Fund	Rate Increase	Rate Decrease	Elimination
RiverSource VP — Balanced Fund	The rate will decline from 0.66% to 0.49% as the Fund’s net assets increase.		X

RiverSource VP — Cash Management Fund	N/A	N/A	N/A

RiverSource VP — Diversified Bond Fund	The rate will decline from 0.43% to 0.30% as the Fund’s net assets increase.		N/A

RiverSource VP — Diversified Equity Income Fund	The rate will decline from 0.66% to 0.49% as the Fund’s net assets increase.		X

RiverSource VP — Dynamic Equity Fund	The rate will decline from 0.71% to 0.54% as the Fund’s net assets increase.		X

RiverSource VP — Global Bond Fund		The rate will decline from 0.57% to 0.47% as the Fund’s net assets increase.	N/A

RiverSource VP — Global Inflation Protected Securities Fund	N/A	N/A	N/A

RiverSource VP — High Yield Bond Fund		The rate will decline from 0.59% to 0.36% as the Fund’s net assets increase.	N/A

RiverSource VP — Income Opportunities Fund		The rate will decline from 0.59% to 0.36% as the Fund’s net assets increase.	N/A

RiverSource VP — Mid Cap Growth Fund	The rate will decline from 0.76% to 0.62% as the Fund’s net assets increase.		X*

RiverSource VP — Mid Cap Value Fund	The rate will decline from 0.76% to 0.62% as the Fund’s net assets increase.		X

RiverSource VP — S&P 500 Index Fund		0.10%	N/A

RiverSource VP — Short Duration U.S. Government Mortgage Fund		The rate will decline from 0.36% to 0.24% as the Fund’s net assets increase.	N/A

Seligman VP — Growth Fund	The rate will decline from 0.71% to 0.54% as the Fund’s net assets increase.		X

Seligman VP — Larger-Cap Value Fund	The rate will decline from 0.71% to 0.54% as the Fund’s net assets increase.		X

Seligman VP — Smaller-Cap Value Fund	The rate will decline from 0.79% to 0.70% as the Fund’s net assets increase.		X

422  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Management Fee	Management Fee	PIA
Fund	Rate Increase	Rate Decrease	Elimination
Threadneedle VP — Emerging Markets Fund	N/A	N/A	X

Threadneedle VP — International Opportunity Fund		The rate will decline from 0.80% to 0.57% as the Fund’s net assets increase.	X

VP — Davis New York Venture Fund	N/A	N/A	X*

VP — Goldman Sachs Mid Cap Value Fund	N/A	N/A	X

VP — Partners Small Cap Value Fund	N/A	N/A	X

*	Effective Oct. 1, 2010, the Investment Manager agreed that for a transitional period of 6 months (which is equal to half of the Fund’s rolling performance fee calculation period), the Fund will compensate the Investment Manager at the lower of: (i) the management fee calculated and capped at the rate calculated under the current IMSA prior to any PIA, or (ii) the fee calculated under the current IMSA including any applicable downward adjustment under the terms of the PIA, regardless of whether the proposal to amend the IMSA to eliminate the PIA (the IMSA Proposal) is ultimately approved by the respective Fund shareholders.

Subadvisory agreements
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of Threadneedle VP — Emerging Markets Fund and Threadneedle VP — International Opportunity Fund.

The Investment Manager has a Subadvisory Agreement with Davis Selected Advisers, L.P. to subadvise the assets of VP — Davis New York Venture Fund.

The Investment Manager has a Subadvisory Agreement with Goldman Sachs Asset Management, Inc. to subadvise the assets of VP — Goldman Sachs Mid Cap Value Fund. Prior to Feb. 22, 2010, the Investment Manager had Subadvisory Agreements with Systematic Financial Management, L.P. and WEDGE Capital Management L.L.P., each of which subadvised a portion of the assets of the Fund.

The Investment Manager has Subadvisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC, Donald Smith & Co., Inc., River Road Asset Management, LLC, Denver Investment Advisors LLC and Turner Investment Partners, Inc., each of which subadvises a portion of the assets of VP — Partners Small Cap Value Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination of the allocation that is in the best interests of the Fund’s shareholders. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations.

The Investment Manager contracts with and compensates each subadviser to manage the investment of the respective Funds’ assets.

Administrative services fees
Under an Administrative Services Agreement, each Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of each Fund’s average daily net assets that declines as each Fund’s net assets

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  423

Notes to Financial Statements (continued)

increase. The percentage range for each Fund and the percentage of each Fund’s average daily net assets for the year ended Dec. 31, 2010, were as follows:

Fund	Percentage range	Percentage
RiverSource VP — Balanced Fund	0.060% to 0.030%	0.06%
RiverSource VP — Cash Management Fund	0.060% to 0.030%	0.06%
RiverSource VP — Diversified Bond Fund	0.070% to 0.040%	0.06%
RiverSource VP — Diversified Equity Income Fund	0.060% to 0.030%	0.05%
RiverSource VP — Dynamic Equity Fund	0.060% to 0.030%	0.06%
RiverSource VP — Global Bond Fund	0.080% to 0.050%	0.08%
RiverSource VP — Global Inflation Protected Securities Fund	0.070% to 0.040%	0.06%
RiverSource VP — High Yield Bond Fund	0.070% to 0.040%	0.07%
RiverSource VP — Income Opportunities Fund	0.070% to 0.040%	0.07%
RiverSource VP — Mid Cap Growth Fund	0.060% to 0.030%	0.06%
RiverSource VP — Mid Cap Value Fund	0.060% to 0.030%	0.06%
RiverSource VP — S&P 500 Index Fund	0.060% to 0.030%	0.06%
RiverSource VP — Short Duration U.S. Government Fund	0.070% to 0.040%	0.07%
Seligman VP — Growth Fund	0.060% to 0.030%	0.06%
Seligman VP — Larger-Cap Value Fund	0.060% to 0.030%	0.06%
Seligman VP — Smaller-Cap Value Fund	0.080% to 0.050%	0.08%
Threadneedle VP — Emerging Markets Fund	0.080% to 0.050%	0.08%
Threadneedle VP — International Opportunity Fund	0.080% to 0.050%	0.08%
VP — Davis New York Venture Fund	0.060% to 0.030%	0.05%
VP — Goldman Sachs Mid Cap Value Fund	0.060% to 0.030%	0.06%
VP — Partners Small Cap Value Fund	0.080% to 0.050%	0.08%

Prior to Jan. 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since Jan. 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other fees
Other expenses are for, among other things, certain expenses of each Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to each Fund and the Board. For the year ended Dec. 31, 2010, other expenses paid to this company were as follows:

Fund	Amount
RiverSource VP — Balanced Fund	$1,281
RiverSource VP — Cash Management Fund	1,372
RiverSource VP — Diversified Bond Fund	7,060
RiverSource VP — Diversified Equity Income Fund	3,996
RiverSource VP — Dynamic Equity Fund	1,623
RiverSource VP — Global Bond Fund	2,351
RiverSource VP — Global Inflation Protected Securities Fund	3,342
RiverSource VP — High Yield Bond Fund	1,007
RiverSource VP — Income Opportunities Fund	2,131
RiverSource VP — Mid Cap Growth Fund	438
RiverSource VP — Mid Cap Value Fund	605
RiverSource VP — S&P 500 Index Fund	257
RiverSource VP — Short Duration U.S. Government Fund	1,118
Seligman VP — Growth Fund	277
Seligman VP — Larger-Cap Value Fund	22
Seligman VP — Smaller-Cap Value Fund	92
Threadneedle VP — Emerging Markets Fund	999
Threadneedle VP — International Opportunity Fund	642
VP — Davis New York Venture Fund	2,028
VP — Goldman Sachs Mid Cap Value Fund	528
VP — Partners Small Cap Value Fund	1,563

424  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Compensation of board members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of each Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each Fund or certain other funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

Transfer agency fees
The Funds have a Transfer Agency and Servicing Agreement with Columbia Management Investment Services Corp. (the Transfer Agent). The fee for each Fund under this agreement is an annual rate of 0.06% of each Fund’s average daily net assets.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

Distribution fees
The Funds have an agreement with the Distributor for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund paid a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class 2 shares and a fee at an annual rate of up to 0.125% of each Fund’s average daily net assets attributable to Class 3 shares.

Expenses waived/reimbursed by the Investment Manager and its affiliates
For the year ended Dec. 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fee and expenses of acquired funds*), including any applicable adjustments under the terms of a performance incentive arrangement, were as follows:

Fund	Class 1	Class 2	Class 3
RiverSource VP — Global Bond Fund	0.85%	1.10%	N/A
RiverSource VP — S&P 500 Index Fund	N/A	N/A	0.53%
Seligman VP — Larger-Cap Value Fund	N/A	1.22	1.08
Seligman VP — Smaller-Cap Value Fund	N/A	1.33	1.20
VP — Davis New York Venture Fund	N/A	N/A	1.05
VP — Goldman Sachs Mid Cap Value Fund	N/A	N/A	1.05
VP — Partners Small Cap Value Fund	1.09	N/A	1.22

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Fund	Class 1	Class 2	Class 3
RiverSource VP — Global Bond Fund	$45,774	$42	—
Seligman VP — Larger-Cap Value Fund	—	12	—
Seligman VP — Smaller-Cap Value Fund	—	7	—
VP — Partners Small Cap Value Fund	128,107	—	—

The management fees and other Fund level expenses waived/reimbursed at the Fund level were as follows:

Fund	Amount
RiverSource VP — S&P 500 Index Fund	$29,508
Seligman VP — Larger-Cap Value Fund	6,416
Seligman VP — Smaller-Cap Value Fund	938
VP — Davis New York Venture Fund	6,926
VP — Goldman Sachs Mid Cap Value Fund	13,186
VP — Partners Small Cap Value Fund	7,066

Under an agreement which was effective until April 30, 2010, the Investment Manager and its affiliates contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding fees and expenses of acquired funds*),

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  425

Notes to Financial Statements (continued)

before giving effect to any performance incentive adjustment, would not exceed the following percentage of Class 3 average daily net assets:

Fund	Class 3
RiverSource VP — Global Bond Fund	0.96%
RiverSource VP — Global Inflation Protected Securities Fund	0.74
RiverSource VP — Mid Cap Growth Fund	1.00
RiverSource VP — S&P 500 Index Fund	0.53
Seligman VP — Larger-Cap Value Fund	1.04
Seligman VP — Smaller-Cap Value Fund	1.12
VP — Davis New York Venture Fund	0.99
VP — Goldman Sachs Mid Cap Value Fund	1.14
VP — Partners Small Cap Value Fund	1.20

Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any applicable performance incentive adjustment, will not exceed the following percentage of the class’ average daily net assets:

Fund	Class 1	Class 2	Class 3
RiverSource VP — Global Bond Fund	0.845%	1.095%	0.97%
RiverSource VP — Global Inflation Protected Securities Fund	0.635	0.885	0.76
RiverSource VP — Mid Cap Growth Fund	0.955	1.205	1.08
RiverSource VP — S&P 500 Index Fund	N/A	N/A	0.53
Seligman VP — Larger-Cap Value Fund	0.925	1.175	1.05
Seligman VP — Smaller-Cap Value Fund	1.025	1.275	1.15
Threadneedle VP — Emerging Markets Fund	1.405	1.655	1.53
VP — Davis New York Venture Fund	0.865	1.115	0.99
VP — Goldman Sachs Mid Cap Value Fund	1.075	1.325	1.20
VP — Partners Small Cap Value Fund	1.075	1.325	1.20

For the year ended Dec. 31, 2010, the waiver was not invoked for RiverSource VP — Global Inflation Protected Securities Fund, RiverSource VP — Mid Cap Growth Fund and Threadneedle VP — Emerging Markets Fund since the Fund’s expenses were below the cap amount.

From time to time, the Investment Manager and its affiliates may limit the expenses of RiverSource VP — Cash Management Fund for the purpose of increasing the yield. This expense limitation policy may be revised or terminated at any time without notice.

*	In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and each Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

5.	SECURITIES TRANSACTIONS

For the year ended Dec. 31, 2010, cost of purchases and proceeds from sales or maturities of securities aggregated $8,785,355,770 and $8,907,202,288 respectively, for RiverSource VP — Cash Management Fund. Cost of purchases and

426  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

proceeds from sales or maturities of securities (other than short-term obligations, but including any applicable mortgage dollar rolls) aggregated for each Fund were as follows:

Fund	Purchases	Proceeds
RiverSource VP — Balanced Fund	$1,561,232,703	$1,696,411,923
RiverSource VP — Diversified Bond Fund	19,984,633,729	22,352,037,420
RiverSource VP — Diversified Equity Income Fund	844,175,757	1,970,343,127
RiverSource VP — Dynamic Equity Fund	1,127,927,464	1,338,185,347
RiverSource VP — Global Bond Fund	1,024,558,961	1,141,550,253
RiverSource VP — Global Inflation Protected Securities Fund	1,814,695,809	1,546,199,467
RiverSource VP — High Yield Bond Fund	585,880,491	665,118,289
RiverSource VP — Income Opportunities Fund	1,079,839,247	2,019,143,742
RiverSource VP — Mid Cap Growth Fund	365,418,443	427,662,792
RiverSource VP — Mid Cap Value Fund	855,812,044	413,396,913
RiverSource VP — S&P 500 Index Fund	45,071,650	74,187,218
RiverSource VP — Short Duration U.S. Government Fund	3,115,431,968	2,446,656,783
Seligman VP — Growth Fund	340,670,655	382,658,521
Seligman VP — Larger-Cap Value Fund	11,270,512	851,586
Seligman VP — Smaller-Cap Value Fund	4,168,563	14,695,276
Threadneedle VP — Emerging Markets Fund	775,400,785	814,393,824
Threadneedle VP — International Opportunity Fund	382,065,434	470,730,863
VP — Davis New York Venture Fund	485,146,648	1,169,050,864
VP — Goldman Sachs Mid Cap Value Fund	1,114,871,613	392,499,788
VP — Partners Small Cap Value Fund	692,206,852	853,112,199

Realized gains and losses on investment sales are determined on an identified cost basis.

6.	SHARE TRANSACTIONS

Transactions in shares for each Fund for the periods indicated were as follows:

	RiverSource VP —		RiverSource VP —		RiverSource VP —
	Balanced Fund		Cash Management Fund		Diversified Bond Fund
Year ended Dec. 31,	2010	2009	2010	2009	2010	2009
Class 1(a)

Sold	N/A	N/A	216,030,881	N/A	421,510,569	N/A
Reinvested distributions	N/A	N/A	11,573	N/A	10,036,945	N/A
Redeemed	N/A	N/A	(3,216,072)	N/A	(229,333,572)	N/A

Net increase (decrease)	N/A	N/A	212,826,382	N/A	202,213,942	N/A

Class 2(a)

Sold	N/A	N/A	6,418,636	N/A	337,691	N/A
Reinvested distributions	N/A	N/A	100	N/A	27	N/A
Redeemed	N/A	N/A	(2,589,260)	N/A	(26,343)	N/A

Net increase (decrease)	N/A	N/A	3,829,476	N/A	311,375	N/A

Class 3(b)

Sold	336,517	8,946,290	107,184,234	214,592,355	21,732,196	117,440,618
Reinvested distributions	—	—	77,076	29,920,114	9,597,830	20,882,132
Redeemed	(13,627,282)	(19,314,539)	(446,859,208)	(957,626,069)	(393,954,951)	(77,231,220)

Net increase (decrease)	(13,290,765)	(10,368,249)	(339,597,898)	(713,113,600)	(362,624,925)	61,019,530

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  427

Notes to Financial Statements (continued)

	RiverSource VP —
	Diversified Equity		RiverSource VP —		RiverSource VP —
	Income Fund		Dynamic Equity Fund		Global Bond Fund
Year ended Dec. 31,	2010	2009	2010	2009	2010	2009
Class 1(a)

Sold	209,837,128	N/A	278	N/A	121,721,039	N/A
Reinvested distributions	—	N/A	—	N/A	3,347,772	N/A
Redeemed	(91,912,470)	N/A	—	N/A	(32,141,347)	N/A

Net increase (decrease)	117,924,658	N/A	278	N/A	92,927,464	N/A

Class 2(a)

Sold	93,518	N/A	1,762	N/A	155,088	N/A
Reinvested distributions	—	N/A	—	N/A	1,607	N/A
Redeemed	(2,976)	N/A	(90)	N/A	(431)	N/A

Net increase (decrease)	90,542	N/A	1,672	N/A	156,264	N/A

Class 3(b)

Sold	7,228,957	73,024,457	610,295	1,890,598	8,055,479	31,329,796
Reinvested distributions	—	—	—	—	2,975,514	2,467,937
Redeemed	(229,981,959)	(43,474,035)	(14,162,837)	(18,956,603)	(112,357,796)	(25,048,552)

Net increase (decrease)	(222,753,002)	29,550,422	(13,552,542)	(17,066,005)	(101,326,803)	8,749,181

	RiverSource VP —
	Global Inflation		RiverSource VP —		RiverSource VP —
	Protected Securities Fund		High Yield Bond Fund		Income Opportunities Fund
Year ended Dec. 31,	2010	2009	2010	2009	2010	2009
Class 1(a)

Sold	276,633,671	N/A	705	N/A	164,295,450	N/A
Reinvested distributions	5,432,119	N/A	73	N/A	8,897,213	N/A
Redeemed	(50,413,777)	N/A	—	N/A	(94,398,502)	N/A

Net increase (decrease)	231,652,013	N/A	778	N/A	78,794,161	N/A

Class 2(a)

Sold	131,244	N/A	309,376	N/A	97,255	N/A
Reinvested distributions	14	N/A	72	N/A	59	N/A
Redeemed	(2,459)	N/A	(1,619)	N/A	(10,251)	N/A

Net increase (decrease)	128,799	N/A	307,829	N/A	87,063	N/A

Class 3(b)

Sold	17,386,637	142,862,636	1,478,914	9,641,261	8,744,327	93,900,471
Reinvested distributions	973,076	15,638,075	9,956,905	11,653,005	2,953,732	6,613,233
Redeemed	(233,384,486)	(6,495,504)	(22,083,104)	(20,930,020)	(175,245,945)	(8,019,749)

Net increase (decrease)	(215,024,773)	152,005,207	(10,647,285)	364,246	(163,547,886)	92,493,955

428  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	RiverSource VP —		RiverSource VP —		RiverSource VP —
	Mid Cap Growth Fund		Mid Cap Value Fund		S&P 500 Index Fund
Year ended Dec. 31,	2010	2009	2010	2009	2010	2009
Class 1(a)

Sold	376	N/A	66,666,171	N/A	N/A	N/A
Redeemed	—	N/A	(955,272)	N/A	N/A	N/A

Net increase (decrease)	376	N/A	65,710,899	N/A	N/A	N/A

Class 2(a)

Sold	9,255	N/A	30,678	N/A	N/A	N/A
Redeemed	(37)	N/A	(1,350)	N/A	N/A	N/A

Net increase (decrease)	9,218	N/A	29,328	N/A	N/A	N/A

Class 3(b)

Sold	337,184	2,437,206	388,335	3,857,293	949,974	3,601,798
Redeemed	(5,296,135)	(5,792,756)	(14,985,940)	(15,748,567)	(5,164,024)	(6,687,085)

Net increase (decrease)	(4,958,951)	(3,355,550)	(14,597,605)	(11,891,274)	(4,214,050)	(3,085,287)

	RiverSource VP —		Seligman VP —		Seligman VP —
	Short Duration U.S. Government Fund		Growth Fund		Larger-Cap Value Fund
Year ended Dec. 31,	2010	2009	2010	2009	2010	2009
Class 1(a)

Sold	70,367,028	N/A	789	N/A	524	N/A
Reinvested distributions	626,070	N/A	—	N/A	—	N/A
Redeemed	(290,455)	N/A	—	N/A	—	N/A

Net increase (decrease)	70,702,643	N/A	789	N/A	524	N/A

Class 2(a)

Sold	265,779	N/A	48,386	N/A	19,902	N/A
Reinvested distributions	5	N/A	—	N/A	—	N/A
Redeemed	(74,218)	N/A	(1,425)	N/A	(78)	N/A

Net increase (decrease)	191,566	N/A	46,961	N/A	19,824	N/A

Class 3(b)

Sold	5,167,177	12,799,796	652,560	3,581,919	1,430,581	785,897
Reinvested distributions	431,765	1,548,754	—	—	—	—
Redeemed	(16,380,340)	(13,850,430)	(7,775,094)	(27,082,827)	(250,668)	(475,905)

Net increase (decrease)	(10,781,398)	498,120	(7,122,534)	(23,500,908)	1,179,913	309,992

	Seligman VP —
	Smaller-Cap		Threadneedle VP —		Threadneedle VP — International
	Value Fund		Emerging Markets Fund(c)		Opportunity Fund
Year ended Dec. 31,	2010	2009	2010	2009	2010	2009
Class 1(a)

Sold	481	N/A	32,795,468	N/A	469	N/A
Reinvested distributions	—	N/A	238,868	N/A	5	N/A
Redeemed	—	N/A	(5,708,163)	N/A	—	N/A

Net increase (decrease)	481	N/A	27,326,173	N/A	474	N/A

Class 2(a)

Sold	16,715	N/A	114,857	N/A	44,306	N/A
Reinvested distributions	—	N/A	104	N/A	14	N/A
Redeemed	(194)	N/A	(535)	N/A	(110)	N/A

Net increase (decrease)	16,521	N/A	114,426	N/A	44,210	N/A

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  429

Notes to Financial Statements (continued)

	Seligman VP —
	Smaller-Cap		Threadneedle VP —		Threadneedle VP — International
	Value Fund		Emerging Markets Fund(c)		Opportunity Fund
Year ended Dec. 31,	2010	2009	2010	2009	2010	2009
Class 3(b)

Sold	286,697	542,210	2,528,647	18,439,107	597,882	1,701,981
Reinvested distributions	—	—	650,701	251,842	726,618	894,590
Redeemed	(1,315,804)	(2,385,777)	(32,089,150)	(40,079,888)	(9,819,524)	(12,810,462)

Net increase (decrease)	(1,029,107)	(1,843,567)	(28,909,802)	(21,388,939)	(8,495,024)	(10,213,891)

	VP — Davis New York		VP — Goldman Sachs		VP — Partners Small Cap
	Venture Fund		Mid Cap Value Fund		Value Fund
Year ended Dec. 31,	2010	2009	2010	2009	2010	2009
Class 1(a)

Sold	238,210,241	N/A	80,218,627	N/A	94,919,123	N/A
Redeemed	(103,314,104)	N/A	(922,393)	N/A	(18,431,363)	N/A

Net increase (decrease)	134,896,137	N/A	79,296,234	N/A	76,487,760	N/A

Class 2(a)

Sold	48,700	N/A	47,813	N/A	32,104	N/A
Redeemed	(1,512)	N/A	(628)	N/A	(340)	N/A

Net increase (decrease)	47,188	N/A	47,185	N/A	31,764	N/A

Class 3(b)

Sold	11,175,356	122,164,387	210,610	245,250	3,402,838	18,147,651
Redeemed	(228,996,319)	(19,854,078)	(289,310)	(516,042)	(92,569,004)	(12,370,395)

Net increase (decrease)	(217,820,963)	102,310,309	(78,700)	(270,792)	(89,166,166)	5,777,256

(a)	For the period from May 3, 2010 (when shares become available) to Dec. 31, 2010.
(b)	Prior to April 30, 2010, Class 3 was an unnamed class of shares.
(c)	Following the close of business on Feb. 13, 2009, Threadneedle VP — Emerging Markets Fund issued approximately 7,500,350 shares to the subaccounts owned by RiverSource Life and RiverSource Life of NY in exchange for securities valued at $41,979,743 and cash in the amount of $21,494,966.

7.	LENDING OF PORTFOLIO SECURITIES

Each Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of each Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of each Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolios of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statements of Assets and Liabilities along

430  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2010, securities on loan were as follows:

		U.S. government
	Securities	securities	Cash collateral
Fund	value	value	value
RiverSource VP — Balanced Fund	$103,619,732	$—	$114,068,917
RiverSource VP — Diversified Bond Fund	509,932,853	22,189,651	496,564,519
RiverSource VP — Diversified Equity Income Fund	528,462,462	—	540,899,944
RiverSource VP — Dynamic Equity Fund	199,271,803	—	205,245,797
RiverSource VP — Global Bond Fund	29,810,165	12,369,066	17,884,231
RiverSource VP — Global Inflation Protected Securities Fund	663,823,744	17,478,390	659,445,560
RiverSource VP — High Yield Bond Fund	52,010,287	—	53,197,021
RiverSource VP — Income Opportunities Fund	233,143,531	—	238,467,299
RiverSource VP — Mid Cap Growth Fund	106,277,595	37,281	109,950,272
RiverSource VP — Mid Cap Value Fund	98,992,917	—	101,947,194
RiverSource VP — S&P 500 Index Fund	27,508,217	—	28,203,008
RiverSource VP — Short Duration U.S. Government Fund	295,412,605	—	301,081,781
Seligman VP — Growth Fund	29,985,339	—	30,811,261
Seligman VP — Larger-Cap Value Fund	4,461,012	—	4,574,846
Seligman VP — Smaller-Cap Value Fund	17,288,586	—	17,769,111
Threadneedle VP — Emerging Markets Fund	8,397,994	—	8,942,282
Threadneedle VP — International Opportunity Fund	26,881,604	—	28,012,798
VP — Davis New York Venture Fund	168,132,274	—	172,837,238
VP — Partners Small Cap Value Fund	362,384,306	—	373,425,460

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify each Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Funds in connection with the securities lending program. Loans are subject to termination by each Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, each Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended Dec. 31, 2010, included in the Statements of Operations, is as follows:

Fund	Net Income
RiverSource VP — Balanced Fund	$179,166
RiverSource VP — Diversified Bond Fund	1,223,430
RiverSource VP — Diversified Equity Income Fund	1,350,610
RiverSource VP — Dynamic Equity Fund	610,628
RiverSource VP — Global Bond Fund	43,119
RiverSource VP — Global Inflation Protected Securities Fund	696,235
RiverSource VP — High Yield Bond Fund	126,486
RiverSource VP — Income Opportunities Fund	602,739
RiverSource VP — Mid Cap Growth Fund	884,755
RiverSource VP — Mid Cap Value Fund	229,583
RiverSource VP — S&P 500 Index Fund	34,264
RiverSource VP — Short Duration U.S. Government Fund	129,524
Seligman VP — Growth Fund	38,183
Seligman VP — Larger-Cap Value Fund	1,683
Seligman VP — Smaller-Cap Value Fund	13,039
Threadneedle VP — Emerging Markets Fund	127,085
Threadneedle VP — International Opportunity Fund	304,750
VP — Davis New York Venture Fund	476,468
VP — Partners Small Cap Value Fund	1,072,331

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  431

Notes to Financial Statements (continued)

Each Fund also continues to earn interest and dividends on the securities loaned.

8.	OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written during the year ended Dec. 31, 2010 were as follows:

RiverSource VP — Balanced Fund

	Calls		Puts
	Contracts	Premiums	Contracts	Premiums
Balance Dec. 31, 2009	—	$—	—	$—
Opened	15,530,040	71,426	221	107,023
Closed	(15,530,040)	(71,426)	(111)	(45,845)
Expired	—	—	(110)	(61,178)

Balance Dec. 31, 2010	—	$—	—	$—

RiverSource VP — Diversified Bond Fund

	Calls		Puts
	Contracts	Premiums	Contracts	Premiums
Balance Dec. 31, 2009	120,000,000	$7,878,000	120,000,000	$7,878,000
Opened	269,916,279	1,478,328	2,871	1,391,860
Closed	(389,916,279)	(9,356,328)	(120,001,467)	(8,487,612)
Expired	—	—	(1,404)	(782,248)

Balance Dec. 31, 2010	—	$—	—	$—

RiverSource VP — Global inflation Protected Securities Fund

	Calls		Puts
	Contracts	Premiums	Contracts	Premiums
Balance Dec. 31, 2009	—	$—	—	$—
Opened	402	106,703	1,440	616,761
Closed	—	—	(1,213)	(517,552)
Expired	(402)	(106,703)	(227)	(99,209)

Balance Dec. 31, 2010	—	$—	—	$—

RiverSource VP — Mid Cap Growth Fund

	Calls
	Contracts	Premiums
Balance Dec. 31, 2009	—	$—
Opened	4,229	319,256
Closed	(3,370)	(216,245)
Exercised	(203)	(24,793)
Expired	(656)	(78,218)

Balance Dec. 31, 2010	—	$—

9.	AFFILIATED MONEY MARKET FUND

Each Fund, except for RiverSource VP — Cash Management Fund, may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of

432  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated for each Fund for the year ended Dec. 31, 2010, were as follows:

Fund	Purchases	Proceeds
RiverSource VP — Balanced Fund	$275,124,703	$318,565,075
RiverSource VP — Diversified Bond Fund	3,676,963,002	3,781,413,805
RiverSource VP — Diversified Equity Income Fund	1,276,645,027	1,326,740,822
RiverSource VP — Dynamic Equity Fund	242,219,776	235,600,530
RiverSource VP — Global Bond Fund	480,112,719	462,321,921
RiverSource VP — Global Inflation Protected Securities Fund	1,039,520,286	1,120,959,941
RiverSource VP — High Yield Bond Fund	322,107,019	342,974,272
RiverSource VP — Income Opportunities Fund	1,139,012,466	1,137,428,218
RiverSource VP — Mid Cap Growth Fund	136,902,305	131,851,029
RiverSource VP — Mid Cap Value Fund	629,491,396	616,279,610
RiverSource VP — S&P 500 Index Fund	28,451,287	28,003,274
RiverSource VP — Short Duration U.S. Government Fund	899,343,378	909,634,683
Seligman VP — Growth Fund	86,351,166	85,978,981
Seligman VP — Larger-Cap Value Fund	8,743,878	8,333,102
Seligman VP — Smaller-Cap Value Fund	7,850,774	7,798,477
Threadneedle VP — Emerging Markets Fund	327,496,207	321,347,936
Threadneedle VP — International Opportunity Fund	134,266,775	140,368,596
VP — Davis New York Venture Fund	1,005,894,384	1,045,747,071
VP — Goldman Sachs Mid Cap Value Fund	765,000,978	738,785,269
VP — Partners Small Cap Value Fund	441,180,581	448,865,700

The income distributions received with respect to each Fund’s investment in Columbia Short-Term Cash Fund can be found in the Statements of Operations and each Fund’s invested balance in Columbia Short-Term Cash Fund can be found in the Portfolios of Investments.

10.	BANK BORROWINGS

Each Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby each Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between each Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender’s sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between each Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. Each Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Each Fund had no borrowings during the year ended Dec. 31, 2010.

11.	INVESTMENTS IN STRUCTURED INVESTMENT VEHICLES

In 2007 and 2008 structured investment vehicles (SIVs) generally experienced a significant decrease in liquidity as a result of the reduction in demand for asset-backed commercial paper as well as the lack of liquidity and overall volatility in the markets for the collateral underlying these investment structures. On April 29, 2009, RiverSource VP — Cash Management Fund (Cash Management) chose the cash payout option in the restructuring of WhistleJacket Capital LLC (WJC) and received cash proceeds totaling $7.4 million on its remaining $9.2 million principal in WJC. Cash Management recognized a loss of

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  433

Notes to Financial Statements (continued)

$1.8 million on the transaction. The loss recognized on April 29, 2009 is reflected in the Statement of Changes, and was not material to Cash Management’s $1 net asset value per share. Cash Management held no SIV positions at Dec. 31, 2010.

12.	PAYMENTS BY AFFILIATE

From Sept. 14, 2009 through Dec. 31, 2009, Ameriprise Financial paid approximately $1.0 million to RiverSource VP — Cash Management Fund (the Fund). From Jan. 1, 2010 through Dec. 31, 2010, Ameriprise Financial paid approximately $2.2 million to the Fund. These payments reimbursed the Fund for prior year losses on securities and provided support to the Fund’s $1.00 net asset value per share. These reimbursements were voluntary, could have been discontinued at any time and do not contractually obligate Ameriprise Financial to reimburse future realized or unrealized losses that may occur. These amounts are recorded on the Statements of Operations and the Statements of Changes in Net Assets as increases from payments by affiliate.

During the year ended Dec. 31, 2010, VP — Goldman Sachs Mid Cap Value received a payment of $22,763 from an affiliated party as a reimbursement for certain security transactions costs.

13.	PROCEEDS FROM REGULATORY SETTLEMENT

During the year ended Dec. 31, 2009, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against unaffiliated third parties relating to market timing and/or late trading of mutual funds, RiverSource VP — Cash Management Fund, Threadneedle VP — Emerging Markets Fund and Threadneedle VP — International Opportunity Fund received $2,995, $9,123 and $170,135, respectively, which represented the Funds’ portion of the proceeds from the settlements (the Funds were not party to the proceeding). The proceeds received by the Funds were recorded as an increase to additional paid-in capital.

14.	FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures and options contracts, foreign currency transactions, passive foreign investment company (PFIC) holdings, investments in partnerships, post-October losses, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

In the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed (excess of distributions over) net investment income and accumulated net realized gain (loss) have been increased (decreased), resulting in a net reclassification adjustment to increase (decrease) paid-in capital by the following:

	Undistributed
	(excess of
	distributions over)	Accumulated	Additional
	net investment	net realized	paid-in capital
Fund	income	gain (loss)	increase (decrease)
RiverSource VP — Cash Management Fund	$—	$—	$—
RiverSource VP — Diversified Bond Fund	8,700,764	(8,700,764)	—
RiverSource VP — Global Bond Fund	6,402,304	(6,402,304)	—
RiverSource VP — Global Inflation Protected Securities Fund	65,477,728	(65,477,728)	—
RiverSource VP — High Yield Bond Fund	129,823	74,282,772	(74,412,595)
RiverSource VP — Income Opportunities Fund	59,549	(59,549)	—
RiverSource VP — Short Duration U.S. Government Fund	1,891,893	(1,891,893)	—
Threadneedle VP — Emerging Markets Fund	5,405,098	(5,405,098)	—
Threadneedle VP — International Opportunity Fund	771,585	72,283,978	(73,055,563)

434  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

The tax character of distributions paid for the years indicated was as follows:

	2010		2009
	Ordinary	Long term	Ordinary	Long-term
Year ended Dec. 31,	income	capital gain	Income	capital gain
RiverSource VP — Cash Management Fund	$88,720	$—	$940,288	$—
RiverSource VP — Diversified Bond Fund	209,992,016	—	211,460,070	—
RiverSource VP — Global Bond Fund	72,733,938	—	27,430,312	—
RiverSource VP — Global Inflation Protected Securities Fund	59,397,779	628,759	140,996,209	—
RiverSource VP — High Yield Bond Fund	62,430,707	—	66,133,408	—
RiverSource VP — Income Opportunities Fund	115,487,853	—	61,732,606	—
RiverSource VP — Short Duration U.S. Gov’t Fund	10,885,174	—	15,349,954	—
Threadneedle VP — Emerging Markets Fund	13,645,187	—	2,956,575	—
Threadneedle VP — International Opportunity Fund	7,376,457	—	8,000,000	—

At Dec. 31, 2010, the components of distributable earnings on a tax basis for each Fund treated as a RIC are as follows:

	Undistributed	Undistributed		Unrealized
	ordinary	accumulated	Accumulated	appreciation
Fund	income	long-term gain	realized loss	(depreciation)
RiverSource VP — Cash Management Fund	$5,075	$—	$(2,605,202)	$(26,841)
RiverSource VP — Diversified Bond Fund	185,573,012	—	(22,490,998)	112,483,705
RiverSource VP — Global Bond Fund	9,254,951	7,377,086	(1,320,477)	71,544,335
RiverSource VP — Global Inflation Protected Securities Fund	228,228,903	15,130,136	(4,285,587)	(240,753,795)
RiverSource VP — High Yield Bond Fund	53,150,285	—	(145,932,379)	47,348,083
RiverSource VP — Income Opportunities Fund	111,777,654	30,473,669	—	60,836,897
RiverSource VP — Short Duration U.S. Government Fund	11,334,507	—	(13,161,233)	1,352,706
Threadneedle VP — Emerging Markets Fund	4,571,221	14,662,545	—	198,786,704
Threadneedle VP — International Opportunity Fund	794,026	—	(199,117,745)	106,647,440

For federal income tax purposes, capital loss carry-overs at Dec. 31, 2010 were as follows:

Fund	Carry-over
RiverSource VP — Cash Management Fund	$2,605,202
RiverSource VP — Diversified Bond Fund	21,568,860
RiverSource VP — High Yield Bond Fund	145,932,379
RiverSource VP — Short Duration U.S. Government Fund	10,526,633
Threadneedle VP — International Opportunity Fund	199,117,745

At the end of the most recent fiscal year, if the capital loss carry-overs are not offset by subsequent capital gains, they will expire as follows:

Fund	2011	2013	2015	2016
RiverSource VP — Cash Management Fund	$—	$150	$1,337	$282,517
RiverSource VP — Diversified Bond Fund	—	—	—	—
RiverSource VP — High Yield Bond Fund	—	760,493	—	72,914,336
RiverSource VP — Income Opportunities Fund	—	—	—	—
RiverSource VP — Short Duration U.S. Government Fund	—	—	—	—
Threadneedle VP — International Opportunity Fund	21,881,478	—	—	28,239,702

Fund	2017	2018
RiverSource VP — Cash Management Fund	$2,314,644	$6,554
RiverSource VP — Diversified Bond Fund	21,568,860	—
RiverSource VP — High Yield Bond Fund	72,257,550	—
RiverSource VP — Income Opportunities Fund	—	—
RiverSource VP — Short Duration U.S. Government Fund	10,526,633	—
Threadneedle VP — International Opportunity Fund	148,996,565	—

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  435

Notes to Financial Statements (continued)

For the year ended Dec. 31, 2010, the capital loss carry-over was utilized and/or expired as follow:

Fund	Utilized	Expired
RiverSource VP — Diversified Bond Fund	$154,091,637	$—
RiverSource VP — Global Bond Fund	5,799,019	—
RiverSource VP — High Yield Bond Fund	31,903,646	74,412,595
RiverSource VP — Income Opportunities Fund	76,483,626	—
RiverSource VP — Short Duration U.S. Government Fund	10,085,983	—
Threadneedle VP — Emerging Markets Fund	134,158,545	—
Threadneedle VP — International Opportunity Fund	17,527,517	73,055,563

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-overs have been offset or expire. There is no assurance that the Funds will be able to utilize all of their capital loss carry-overs before they expire.

Because the measurement periods for a RICs income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Funds are permitted to treat net capital losses and net currency losses realized between Nov. 1, 2010 and their fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Dec. 31, 2010, post-October losses that are treated for income tax purposes as occurring on Jan. 1, 2011 were as follows:

Fund	Post-October loss
RiverSource VP — Diversified Bond Fund	$922,138
RiverSource VP — Global Bond Fund	1,320,477
RiverSource VP — Global Inflation Protected Securities Fund	4,285,587
RiverSource VP — Short Duration U.S. Government Fund	2,634,600

15.	RISKS RELATING TO CERTAIN INVESTMENTS

For RiverSource VP — Global Bond Fund and RiverSource VP — Global Inflation Protected Securities Fund:

Non — diversification risk
Each Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on each Fund’s performance, each Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

For RiverSource VP — Global Bond Fund, Threadneedle VP — Emerging Markets Fund and Threadneedle VP — International Opportunity Fund:

Foreign/emerging markets risk
Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions of the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Emerging markets risk includes the dramatic pace of change in these countries as well as the other considerations listed above. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers organized, domiciled or doing substantial business in emerging markets.

For RiverSource VP — Global Inflation Protected Securities Fund:

Foreign risk
Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

436  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Inflation protected securities risk
Inflation-protected debt securities tend to react to change in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments.

16.	SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through the date of issuance of each Fund’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in each Fund’s financial statements.

17.	INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  437

Notes to Financial Statements (continued)

necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

438  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of RiverSource VP – Balanced Fund, RiverSource VP – Cash Management Fund, RiverSource VP – Diversified Bond Fund, RiverSource VP – Diversified Equity Income Fund, RiverSource VP – Dynamic Equity Fund, RiverSource VP – Global Bond Fund, RiverSource VP – Global Inflation Protected Securities Fund, RiverSource VP – High Yield Bond Fund, RiverSource VP – Income Opportunities Fund, RiverSource VP – Mid Cap Growth Fund, RiverSource VP – Mid Cap Value Fund, RiverSource VP – S&P 500 Index Fund, RiverSource VP – Short Duration U.S. Government Fund, Seligman VP – Growth Fund, Seligman VP – Larger-Cap Value Fund, Seligman VP – Smaller-Cap Value Fund, Threadneedle VP – Emerging Markets Fund, and Threadneedle VP – International Opportunity Fund, VP – Davis New York Venture Fund, VP – Goldman Sachs Mid Cap Value Fund and VP – Partners Small Cap Value Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of RiverSource VP – Balanced Fund, RiverSource VP – Cash Management Fund, RiverSource VP – Diversified Bond Fund, RiverSource VP – Diversified Equity Income Fund, RiverSource VP – Dynamic Equity Fund, RiverSource VP – Global Bond Fund, RiverSource VP – Global Inflation Protected Securities Fund, RiverSource VP – High Yield Bond Fund, RiverSource VP – Income Opportunities Fund, RiverSource VP – Mid Cap Growth Fund, RiverSource VP – Mid Cap Value Fund, RiverSource VP – S&P 500 Index Fund, RiverSource VP – Short Duration U.S. Government Fund, Seligman VP – Growth Fund, Seligman VP – Larger-Cap Value Fund, Seligman VP – Smaller-Cap Value Fund, Threadneedle VP – Emerging Markets Fund, Threadneedle VP – International Opportunity Fund, VP – Davis New York Venture Fund (formerly RiverSource Partners VP – Fundamental Value Fund), VP – Goldman Sachs Mid Cap Value Fund (formerly RiverSource Partners VP – Select Value Fund) and VP – Partners Small Cap Value Fund (formerly RiverSource Partners VP – Small Cap Value Fund) (the Funds) (twenty-one of the portfolios constituting the RiverSource Variable Series Trust) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the period ended December 31, 2006, were audited by other auditors whose report dated February 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  439

Report of Independent Registered Public Accounting Firm (continued)

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within RiverSource Variable Series Trust at December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 23, 2011

440  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Board Members and Officers

Shareholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since 3/1/85	Attorney and Consultant	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  441

Board Members and Officers (continued)

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund’s other officers are:

Fund Officers

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke One Financial Center Boston, MA 02111 Age 41	Treasurer since 1/12/11	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

442  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 47	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  443

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services Agreement

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (CMIA) serves as investment manager, the Fund’s Board of Trustees (the Board) approved an amended investment management services agreement between the Funds and CMIA (the IMSA), which would have the following effects on the Funds:

Fund	1a	1b	1c	1d
RiverSource VP – Balanced Fund				X
RiverSource VP – Cash Management Fund	X
RiverSource VP – Diversified Bond Fund		X
RiverSource VP – Diversified Equity Income Fund				X
RiverSource VP – Dynamic Equity Fund				X
RiverSource VP – Global Bond Fund	X
RiverSource VP – Global Inflation Protected Securities Fund	X
RiverSource VP – High Yield Bond Fund	X
RiverSource VP – Income Opportunities Fund	X
RiverSource VP – Mid Cap Growth Fund				X
RiverSource VP – Mid Cap Value Fund				X
RiverSource VP – S&P 500 Index Fund	X
RiverSource VP – Short Duration U.S. Government Fund	X
Seligman VP – Growth Fund				X
Seligman VP – Larger-Cap Value Fund				X
Seligman VP – Smaller-Cap Value Fund				X
Threadneedle VP – Emerging Markets Fund			X
Threadneedle VP – International Opportunity Fund			X
Variable Portfolio – Davis New York Venture Fund			X
Variable Portfolio – Goldman Sachs Mid Cap Value Fund			X
Variable Portfolio – Partners Small Cap Value Fund			X

1a.	Terms and Conditions. For the Funds indicated in Column 1a, the approved IMSA includes changes to the terms and conditions of the Fund’s IMS Agreement, but neither increases the investment advisory fee rates nor eliminates a performance incentive adjustment (“PIA”) because a PIA does not currently exist for such Funds (“Non-Fee Changes”).

1b.	Terms and Conditions/Change in Fee Schedule. For the Funds indicated in Column 1b, the approved IMSA includes (i) the Non-Fee Changes and (ii) an increase to the investment advisory fee rates payable to CMIA at certain asset levels.

1c.	Terms and Conditions/Removal of PIA. For the Funds indicated in Column 1c the approved IMSA includes (i) the Non-Fee Changes and (ii) the elimination of the PIA.

444  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

1d.	Terms and Conditions/Change in Fee Schedule/Removal of PIA. For the Funds indicated in Column 1d, the approved IMSA includes (i) the Non-Fee Changes, (ii) an increase to the investment advisory fee rates payable to CMIA at all or most asset levels and (iii) the elimination of the PIA.

The IMSA was also approved by the Funds’ shareholders at a meeting held on February 15, 2011. A discussion regarding the basis for the approval by the Board of the IMSA is set forth under “Proposal 2 — Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission for RiverSource Variable Series Trust, on behalf of the Funds, on December 29, 2010, and is incorporated herein by reference.

Results of Meeting of Shareholders

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposals are set forth below. A vote is based on total dollar interest in the Fund.

For the Funds shown below:

1. To approve the proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

	Dollars Voted	Dollars Voted		Broker
	“For”	“Against”	Abstentions	Non-Votes
RiverSource Variable Portfolio — Balanced Fund	857,951,764.991	61,660,754.610	33,297,344.782	0.000
RiverSource Variable Portfolio — Cash Management Fund	784,083,930.692	33,828,282.770	27,466,646.086	0.000
RiverSource Variable Portfolio — Diversified Bond Fund	3,790,275,925.286	65,325,795.910	57,747,199.355	0.000
RiverSource Variable Portfolio — Diversified Equity Income Fund	2,855,994,046.120	140,269,777.693	94,435,098.851	0.000
RiverSource Variable Portfolio — Dynamic Equity Fund	1,249,893,454.931	73,116,425.188	49,310,124.611	0.000
RiverSource Variable Portfolio — Global Bond Fund	1,534,738,049.449	17,736,722.180	17,417,804.045	0.000
RiverSource Variable Portfolio — Global Inflation Protected Securities Fund	2,478,312,354.743	11,407,341.757	11,093,093.843	0.000
RiverSource Variable Portfolio — High Yield Bond Fund	632,234,694.620	24,058,724.536	19,880,664.066	0.000
RiverSource Variable Portfolio — Income Opportunities Fund	1,061,776,806.824	12,933,478.465	6,702,921.048	0.000
RiverSource Variable Portfolio — Mid Cap Growth Fund	374,163,231.322	21,764,400.484	13,319,505.496	0.000
RiverSource Variable Portfolio — Mid Cap Value Fund	837,482,582.026	5,702,434.739	4,193,950.790	0.000
RiverSource Variable Portfolio — S&P 500 Index Fund	203,139,402.084	6,731,392.471	4,678,728.070	0.000
RiverSource Variable Portfolio — Short Duration U.S. Government Fund	1,128,803,862.074	11,333,319.348	11,883,409.332	0.000
Seligman Variable Portfolio — Growth Fund	217,266,450.048	8,755,244.263	7,736,252.009	0.000
Seligman Variable Portfolio — Larger-Cap Value Fund	26,615,831.460	1,940,183.670	511,956.197	0.000
Seligman Variable Portfolio — Smaller-Cap Value Fund	82,924,824.431	2,698,550.503	2,393,573.935	0.000
Threadneedle Variable Portfolio — Emerging Markets Fund	940,228,055.752	45,543,503.343	28,835,673.310	0.000
Threadneedle Variable Portfolio — International Opportunity Fund	483,354,604.261	24,666,946.865	15,511,066.315	0.000
Variable Portfolio — Davis New York Venture Fund	1,405,483,730.349	4,515,565.231	2,004,725.483	0.000
Variable Portfolio — Goldman Sachs Mid Cap Value Fund	890,807,504.871	539,427.170	332,090.463	0.000
Variable Portfolio — Partners Small Cap Value Fund	1,426,407,584.962	11,906,976.721	8,541,147.108	0.000

RiverSource Variable Portfolio — Balanced Fund, RiverSource Variable Portfolio — Cash Management Fund, RiverSource Variable Portfolio — Diversified Bond Fund, RiverSource Variable Portfolio — Diversified Equity Income Fund, RiverSource Variable Portfolio — Dynamic Equity Fund, RiverSource Variable Portfolio — Global Bond Fund, RiverSource Variable Portfolio — Global Inflation Protected Securities Fund, RiverSource Variable Portfolio — High Yield Bond Fund, RiverSource Variable Portfolio — Income Opportunities Fund, RiverSource Variable Portfolio — Mid Cap Growth Fund, RiverSource Variable Portfolio — Mid Cap Value Fund, RiverSource Variable Portfolio — S&P 500 Index Fund, RiverSource Variable Portfolio — Short Duration U.S. Government Fund, Seligman Variable Portfolio — Growth Fund , Seligman Variable Portfolio — Larger-Cap Value Fund, Seligman Variable Portfolio — Smaller-Cap Value Fund, Threadneedle Variable Portfolio — Emerging Markets Fund, Threadneedle Variable Portfolio — International Opportunity Fund, Variable Portfolio —

RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  445

Results of Meeting of Shareholders (continued)

Davis New York Venture Fund, Variable Portfolio — Goldman Sachs Mid Cap Value Fund and Variable Portfolio — Partners Small Cap Value Fund

2. To elect trustees to the Board.*

		Dollars Voted	Dollars Voted		Broker
		“For”	“Withhold”	Abstentions	Non-Votes
01.	Kathleen Blatz	85,732,330,925.401	2,161,235,444.983	0.000	0.000
02.	Edward J. Boudreau, Jr.	85,673,485,406.317	2,220,080,964.066	0.000	0.000
03.	Pamela G. Carlton	85,722,376,597.894	2,171,189,772.490	0.000	0.000
04.	William P. Carmichael	85,643,539,019.219	2,250,027,351.164	0.000	0.000
05.	Patricia M. Flynn	85,751,591,852.940	2,141,974,517.443	0.000	0.000
06.	William A. Hawkins	85,657,532,176.189	2,236,034,194.194	0.000	0.000
07.	R. Glenn Hilliard	85,665,428,549.984	2,228,137,820.399	0.000	0.000
08.	Stephen R. Lewis, Jr.	85,639,974,730.212	2,253,591,640.172	0.000	0.000
09.	John F. Maher	85,736,381,082.381	2,157,185,288.003	0.000	0.000
10.	John J. Nagorniak	85,682,120,630.145	2,211,445,740.239	0.000	0.000
11.	Catherine James Paglia	85,735,331,549.560	2,158,234,820.823	0.000	0.000
12.	Leroy C. Richie	85,653,550,045.826	2,240,016,324.558	0.000	0.000
13.	Anthony M. Santomero	85,666,213,293.518	2,227,353,076.865	0.000	0.000
14.	Minor M. Shaw	85,664,608,794.944	2,228,957,575.439	0.000	0.000
15.	Alison Taunton-Rigby	85,706,213,173.460	2,187,353,196.924	0.000	0.000
16.	William F. Truscott	85,703,911,339.245	2,189,655,031.138	0.000	0.000

*	All dollars of RiverSource Variable Series Trust are voted together as a single class for election of trustees.

446  RIVERSOURCE VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource Variable Portfolio Funds
P.O. Box 8081
Boston, MA 02266-8081

This report must be accompanied or preceded by the Fund’s current prospectus. RiverSource Variable Portfolio Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6466 AF (3/11)

Annual Report

RiverSource
Variable Portfolio — Core Equity Fund

Annual Report for the Period Ended
December 31, 2010

RiverSource Variable Portfolio — Core Equity Fund seeks to provide shareholders with long-term growth of capital.

This Fund is closed to new investors.
Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	4

The Fund’s Long-term Performance	8

Fund Expenses Example	10

Portfolio of Investments	12

Statement of Assets and Liabilities	21

Statement of Operations	22

Statements of Changes in Net Assets	23

Financial Highlights	24

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	37

Board Members and Officers	39

Proxy Voting	45

Approval of Investment Management Services Agreement	46

Results of Meeting of Shareholders	47

See the Fund’s prospectus for risks associated with investing in the Fund.

2  RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	RiverSource Variable Portfolio (VP) — Core Equity Fund (the Fund) rose 16.76% for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its benchmark, the Standard & Poor’s 500 Index (S&P 500 Index), which increased 15.06% during the same time frame.

>	The Fund also outperformed its peer group, the Lipper Large-Cap Core Funds Index, which advanced 12.77% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

				Since
				inception
	1 year	3 years	5 years	9/10/04
RiverSource VP — Core Equity Fund	+16.76%	-5.35%	+0.29%	+2.33%

S&P 500 Index (unmanaged)	+15.06%	-2.86%	+2.29%	+3.91%

Lipper Large-Cap Core Funds Index (unmanaged)	+12.77%	-3.12%	+1.91%	+3.65%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account or annuity contract. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT  3

Manager Commentary

Effective May 1, 2010 Brian Condon joined Gina Mourtzinou in the day-to-day management of RiverSource Variable Portfolio — Core Equity Fund. On July 3, 2010 Brian Condon became the sole portfolio manager of the Fund.

RiverSource Variable Portfolio — Core Equity Fund advanced 16.76% for the 12 months ended Dec. 31, 2010. The Fund outperformed its benchmark, the Standard & Poor’s 500 Index (S&P 500 Index), which advanced 15.06%. The Fund also outperformed its peer group, the Lipper Large-Cap Core Funds Index, which advanced 12.77% for the same period.

Significant performance factors
Information technology was the strongest performing sector for the fiscal year, due almost entirely to stock selection within the sector. Having a larger weighting in Apple than the S&P 500 Index was the largest positive contributor. Apple significantly outperformed both the technology sector and the overall S&P 500 Index. Cisco Systems was another large contributor. The Fund had a smaller weighting in Cisco than the S&P 500 Index and we eliminated the stock before a large price decline in early November.

SECTOR BREAKDOWN(1) (at Dec. 31, 2010)

Consumer Discretionary	10.2%

Consumer Staples	10.3%

Energy	12.3%

Financials	15.2%

Health Care	11.1%

Industrials	11.1%

Information Technology	18.9%

Materials	3.7%

Telecommunication Services	3.5%

Utilities	3.2%

Other(2)	0.5%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

4  RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT

Stock selection enabled the Fund to outperform in the financials sector, despite having an overweight in the lagging sector. Within financials, an emphasis on insurance and good security selection among insurance companies had a positive effect on the Fund’s results. Selection among consumer finance companies and commercial banks was also effective. A notable individual contributor within financials was Discover Financial Services, which outperformed both the sector and the benchmark overall.

Energy was another strong performer for the Fund, due to stock selection. The Fund had larger weightings in National Oilwell Varco and ConocoPhillips than the S&P 500 Index. Both companies advanced sharply for the year, with particularly good performance in the fourth quarter.

Positioning in the industrials sector was the largest detractor from relative performance. Both stock selection and having a smaller industrials weighting than the S&P 500 Index were detrimental. Key detractors were RR Donnelley & Sons and Raytheon Co. The Fund had larger positions in these stocks than the S&P 500 Index and they were two of the sector’s weakest performers.

The materials sector was also a poor relative performer due to both stock selection and an overweight compared to the S&P 500 Index. Newmont Mining detracted from relative performance in this sector. The Fund

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

Apple, Inc.	4.3%

Chevron Corp.	3.7%

Microsoft Corp.	3.6%

IBM Corp.	3.3%

JPMorgan Chase & Co.	3.2%

General Electric Co.	2.7%

Philip Morris International, Inc.	2.6%

Wal-Mart Stores, Inc.	2.5%

Johnson & Johnson	2.5%

Intel Corp.	2.5%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT  5

Manager Commentary (continued)

didn’t hold the mining company for most of the beginning of 2010 and didn’t participate in the stock’s early gains.

Looking at the performance of the themes within our quantitative models, the Quality sub-component performed well during a “flight to safety” spurred by European government debt issues and doubts about the economic recovery. The high-quality focus embedded in our stock selection process helped stabilize results in a volatile year. The Valuation component of our model was also an effective contributor to overall performance, helping the fund capitalize on mispricing opportunities created by market volatility. The Catalyst theme, which seeks to identify stocks that are likely to begin or continue to move favorably relative to their peers, did not perform as well. The market changed its stock preferences frequently during the year, making it difficult for our catalyst-related characteristics to consistently identify outperforming stocks.

Changes to the Fund’s portfolio
We began managing the Fund on May 1, 2010, using a quantitative strategy similar to the former manager. Our integrated stock selection models evaluate stocks based on three broad sub-components — Quality, Valuation and Catalysts (also called momentum). These were elements of the former manager’s models as well. We also use sector and industry-specific data and characteristics in our stock selection ranking process. For example, our model may rely on different characteristics and data to select energy stocks than it does to select technology stocks.

Because our process focuses on ranking stocks relative to each other based on their individual characteristics, we do not try to time the market or the performance of individual sectors. In general, we keep the Fund’s sector weightings similar to those of the S&P 500 Index, rather than allowing measurable variances. As a result, most, if not all, of the Fund’s outperformance or underperformance of its benchmark should come from stock selection.

Since we began managing the Fund, we have further diversified the portfolio. We reduced weightings in several stock positions that had been fairly large and eliminated a number of very small positions. We also adjusted some sector allocations to bring them more in line with S&P 500 Index sector weightings.

6  RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT

Our future strategy
Our strategy is based on individual quantitative stock selection. Consequently, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities will perform well or when they will perform poorly. Instead, we strive to keep the Fund fully invested. Regardless of the market environment, we strive to select stocks that will outperform their industry peers.

We will work to continually enhance the quantitative models and will focus portfolio holdings on our three themes of Quality, Valuation and Catalysts.

Brian Condon
Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT  7

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Variable Portfolio — Core Equity Fund (from 9/10/04 to 12/31/10) as compared to the performance of the S&P 500 Index and the Lipper Large-Cap Core Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account or annuity contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see ‘‘Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
				Since
				inception
	1 year	3 years	5 years	9/10/04
RiverSource Variable Portfolio — Core Equity Fund
Cumulative value of $10,000	$11,676	$8,479	$10,145	$11,561

Average annual total return	+16.76%	-5.35%	+0.29%	+2.33%

S&P 500 Index(1)
Cumulative value of $10,000	$11,506	$9,168	$11,199	$12,739

Average annual total return	+15.06%	-2.86%	+2.29%	+3.91%

Lipper Large-Cap Core Funds Index(2)
Cumulative value of $10,000	$11,277	$9,094	$10,995	$12,532

Average annual total return	+12.77%	-3.12%	+1.91%	+3.65%

8  RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT

(1)	The Standard & Poor’s 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

(2)	The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT  9

Fund Expenses Example
(Unaudited)

You may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. The variable account’s purchase price will be the next NAV calculated after the request is received by the authorized insurance company.

As a contract owner investing in the Fund, you incur ongoing costs, which may include management fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Dec. 31, 2010.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

10  RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the variable account or the contract. Therefore, the second line of the table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts. In addition, if the expenses that apply to the variable account or the contract were included, your costs would have been higher.

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Actual(b)	$1,000	$1,231.90	$2.25	.40%

Hypothetical (5% return before expenses)	$1,000	$1,023.19	$2.04	.40%

(a)	Expenses are equal to the Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return of +23.19% for the six months ended Dec. 31, 2010.

RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT  11

Portfolio of Investments

Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (98.8%)
Issuer	Shares		Value(a)

Aerospace & Defense (3.6%)
General Dynamics Corp.	12,988	(e)	$921,628
Lockheed Martin Corp.	11,382	(e)	795,716
Northrop Grumman Corp.	10,300		667,234
Raytheon Co.	56,370		2,612,186
United Technologies Corp.	22,710		1,787,731

Total			6,784,495

Air Freight & Logistics (0.6%)
United Parcel Service, Inc., Class B	16,500		1,197,570

Automobiles (1.2%)
Ford Motor Co.	132,037	(b,e)	2,216,901

Beverages (0.4%)
The Coca-Cola Co.	11,781		774,836

Biotechnology (3.3%)
Biogen Idec, Inc.	47,200	(b,e)	3,164,760
Cephalon, Inc.	2,256	(b,e)	139,240
Gilead Sciences, Inc.	80,400	(b)	2,913,696

Total			6,217,696

Capital Markets (2.5%)
Franklin Resources, Inc.	27,500		3,058,275
SEI Investments Co.	8,200	(e)	195,078
The Goldman Sachs Group, Inc.	8,900		1,496,624

Total			4,749,977

Chemicals (2.0%)
Eastman Chemical Co.	3,576		300,670
Lubrizol Corp.	31,700		3,388,096

Total			3,688,766

Commercial Banks (0.2%)
KeyCorp	32,500		287,625

Commercial Services & Supplies (1.4%)
Pitney Bowes, Inc.	7,708	(e)	186,379
RR Donnelley & Sons Co.	140,383		2,452,491

Total			2,638,870

Computers & Peripherals (7.0%)
Apple, Inc.	24,468	(b)	7,892,398
Dell, Inc.	11,900	(b,e)	161,245
Hewlett-Packard Co.	20,100	(e)	846,210
Lexmark International, Inc., Class A	23,000	(b)	800,860
SanDisk Corp.	65,200	(b,e)	3,250,872

Total			12,951,585

Consumer Finance (3.0%)
Capital One Financial Corp.	51,362		2,185,967
Discover Financial Services	185,997		3,446,524

Total			5,632,491

Diversified Financial Services (4.2%)
Citigroup, Inc.	395,752	(b)	1,871,907
JPMorgan Chase & Co.	138,200		5,862,444

Total			7,734,351

Diversified Telecommunication Services (3.5%)
AT&T, Inc.	77,249		2,269,576
Qwest Communications International, Inc.	46,500		353,865
Verizon Communications, Inc.	109,656		3,923,491

Total			6,546,932

Electric Utilities (1.8%)
Exelon Corp.	78,575	(e)	3,271,863

Electrical Equipment (0.8%)
Emerson Electric Co.	25,145		1,437,540

Energy Equipment & Services (2.0%)
National Oilwell Varco, Inc.	56,583		3,805,207

See accompanying Notes to Portfolio of Investments.

12  RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT

Common Stocks (continued)
Issuer	Shares		Value(a)

Food & Staples Retailing (2.5%)
Wal-Mart Stores, Inc.	85,301		$4,600,283

Food Products (1.0%)
The Hershey Co.	40,600		1,914,290

Health Care Providers & Services (2.1%)
Humana, Inc.	5,609	(b)	307,037
UnitedHealth Group, Inc.	97,482		3,520,075

Total			3,827,112

Household Products (0.7%)
The Procter & Gamble Co.	21,600		1,389,528

Industrial Conglomerates (3.0%)
3M Co.	6,470		558,361
General Electric Co.	272,219		4,978,886

Total			5,537,247

Insurance (4.0%)
Aflac, Inc.	60,244		3,399,569
Hartford Financial Services Group, Inc.	65,011		1,722,141
Reinsurance Group of America, Inc.	22,400		1,203,104
The Allstate Corp.	28,283		901,662
Torchmark Corp.	4,200		250,908

Total			7,477,384

Internet Software & Services (0.4%)
Google, Inc., Class A	1,300	(b)	772,161

IT Services (3.2%)
IBM Corp.	41,200		6,046,512

Media (1.2%)
DIRECTV, Class A	51,700	(b)	2,064,381
Time Warner Cable, Inc.	2,400		158,472

Total			2,222,853

Metals & Mining (1.7%)
Freeport-McMoRan Copper & Gold, Inc.	15,889		1,908,110
Newmont Mining Corp.	21,000		1,290,030

Total			3,198,140

Multiline Retail (1.0%)
Family Dollar Stores, Inc.	9,309	(e)	462,750
Target Corp.	22,400		1,346,912

Total			1,809,662

Multi-Utilities (1.4%)
Public Service Enterprise Group, Inc.	80,900	(e)	2,573,429

Oil, Gas & Consumable Fuels (10.2%)
Apache Corp.	32,379		3,860,548
Chevron Corp.	75,406	(d)	6,880,798
ConocoPhillips	41,953		2,856,999
Devon Energy Corp.	18,300		1,436,733
Exxon Mobil Corp.	50,831		3,716,763
Marathon Oil Corp.	5,997		222,069

Total			18,973,910

Personal Products (1.6%)
Herbalife Ltd.	43,100	(c,e)	2,946,747

Pharmaceuticals (5.6%)
Abbott Laboratories	46,115		2,209,370
Eli Lilly & Co.	95,389		3,342,431
Johnson & Johnson	74,195		4,588,960
Merck & Co., Inc.	9,466		341,155

Total			10,481,916

Professional Services (1.6%)
Dun & Bradstreet Corp.	35,700	(e)	2,930,613

Real Estate Investment Trusts (REITs) (1.2%)
Annaly Capital Management, Inc.	25,661	(e)	459,845
Apartment Investment & Management Co., Class A	23,900		617,576
Simon Property Group, Inc.	12,471		1,240,740

Total			2,318,161

Semiconductors & Semiconductor Equipment (4.6%)
Advanced Micro Devices, Inc.	11,600	(b)	94,888
Intel Corp.	214,800		4,517,244
Texas Instruments, Inc.	121,900		3,961,750

Total			8,573,882

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT  13

Portfolio of Investments (continued)

Common Stocks (continued)
Issuer	Shares		Value(a)

Software (3.5%)
Microsoft Corp.	235,334		$6,570,525

Specialty Retail (6.7%)
Advance Auto Parts, Inc.	32,400		2,143,260
Aeropostale, Inc.	12,300	(b,e)	303,072
AutoZone, Inc.	11,800	(b,e)	3,216,562
Limited Brands, Inc.	107,784		3,312,202
PetSmart, Inc.	45,000	(e)	1,791,900
Ross Stores, Inc.	26,600	(e)	1,682,450

Total			12,449,446

Textiles, Apparel & Luxury Goods (0.1%)
Coach, Inc.	2,500		138,275

Tobacco (4.0%)
Altria Group, Inc.	64,659		1,591,905
Lorillard, Inc.	13,400	(e)	1,099,604
Philip Morris International, Inc.	81,800		4,787,755

Total			7,479,264

Total Common Stocks
(Cost: $159,678,929)			$184,168,045

Money Market Fund (0.5%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	917,545	(f)	$917,545

Total Money Market Fund
(Cost: $917,545)			$917,545

Investments of Cash Collateral Received
for Securities on Loan (8.7%)
	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements(g)
Cantor Fitzgerald & Co. dated 12-31-10, matures 01-03-11, repurchase price
$5,000,167	0.400%	$5,000,000	$5,000,000
Deutsche Bank AG dated 12-31-10, matures 01-03-11, repurchase price
$3,286,223	0.280	3,286,147	3,286,147
Mizuho Securities USA, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$3,000,125	0.500	3,000,000	3,000,000
Pershing LLC dated 12-31-10, matures 01-03-11, repurchase price
$5,000,188	0.450	5,000,000	5,000,000

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $16,286,147)		$16,286,147

Total Investments in Securities
(Cost: $176,882,621)		$201,371,737

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

See accompanying Notes to Portfolio of Investments.

14  RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT

Investments in Derivatives

Futures Contracts Outstanding at Dec. 31, 2010

	Number of			Unrealized
	contracts	Notional	Expiration	appreciation
Contract description	long (short)	market value	date	(depreciation)
S&P 500 Index	8	$2,506,000	March 2011	$21,847
Notes to Portfolio of Investments

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 1.58% of net assets.

(d)	At Dec. 31, 2010, investments in securities included securities valued at $455,338 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(e)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(f)	Affiliated Money Market Fund – See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(g)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.400%)
Security description	Value(a)
Fannie Mae Interest Strip	$160,155
Fannie Mae Pool	437,394
Fannie Mae Principal Strip	5,231
Fannie Mae REMICS	293,198
Federal Farm Credit Bank	272,685
Federal Home Loan Banks	488,537
Federal Home Loan Mortgage Corp	36,653
Federal National Mortgage Association	423,596
FHLMC Structured Pass Through Securities	173,399
Freddie Mac Non Gold Pool	419,859
Freddie Mac Reference REMIC	2,826
Freddie Mac REMICS	257,696
Freddie Mac Strips	75,992
Ginnie Mae I Pool	49,118
Ginnie Mae II Pool	272,271

RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT  15

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.400%) (continued)
Security description	Value(a)
Government National Mortgage Association	$109,545
United States Treasury Inflation Indexed Bonds	15,057
United States Treasury Note/Bond	1,196,525
United States Treasury Strip Coupon	357,636
United States Treasury Strip Principal	52,627

Total market value of collateral securities	$5,100,000

Deutsche Bank AG (0.280%)
Security description	Value(a)
Freddie Mac REMICS	$1,749,589
Ginnie Mae I Pool	1,602,280

Total market value of collateral securities	$3,351,869

Mizuho Securities USA, Inc. (0.500%)
Security description	Value(a)
Fannie Mae Grantor Trust	$1,482
Fannie Mae Pool	1,244,865
Fannie Mae REMICS	128,471
Fannie Mae Whole Loan	3,490
Federal Farm Credit Bank	1,999
Federal Home Loan Banks	51,871
Federal Home Loan Mortgage Corp	7,989
FHLMC Structured Pass Through Securities	7,567
Freddie Mac Gold Pool	652,303
Freddie Mac Non Gold Pool	77,399
Freddie Mac REMICS	143,820
Ginnie Mae II Pool	105,311
Government National Mortgage Association	195,343
United States Treasury Note/Bond	438,090

Total market value of collateral securities	$3,060,000

16  RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Pershing LLC (0.450%)
Security description	Value(a)
Fannie Mae Pool	$2,596,530
Fannie Mae REMICS	585,460
Freddie Mac Gold Pool	222,092
Freddie Mac REMICS	772,736
Ginnie Mae I Pool	197,792
Government National Mortgage Association	725,390

Total market value of collateral securities	$5,100,000

RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT  17

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

18  RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks	$184,168,045	$—	$—	$184,168,045

Total Equity Securities	184,168,045	—	—	184,168,045

Other
Affiliated Money Market Fund(c)	917,545	—	—	917,545
Investments of Cash Collateral Received for Securities on Loan	—	16,286,147	—	16,286,147

Total Other	917,545	16,286,147	—	17,203,692

Investments in Securities	185,085,590	16,286,147	—	201,371,737
Derivatives(d)
Assets
Futures Contracts	21,847	—	—	21,847

Total	$185,107,437	$16,286,147	$—	$201,393,584

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT  19

Portfolio of Investments (continued)

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

20  RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT

Statement of Assets and Liabilities
Dec. 31, 2010

Assets
Investments in securities, at value
Unaffiliated issuers* (identified cost $159,678,929)	$184,168,045
Affiliated money market fund (identified cost $917,545)	917,545
Investments of cash collateral received for securities on loan (identified cost $16,286,147)	16,286,147

Total investments in securities (identified cost $176,882,621)	201,371,737
Dividends and accrued interest receivable	191,129
Receivable for investment securities sold	1,450,241
Receivable from Investment Manager	3,246

Total assets	203,016,353

Liabilities
Capital shares payable	294,491
Payable upon return of securities loaned	16,286,147
Variation margin payable on futures contracts	3,000
Accrued investment management services fees	63,269
Other accrued expenses	47,220

Total liabilities	16,694,127

Net assets applicable to outstanding shares	$186,322,226

Outstanding shares at beneficial interest	24,357,384

Net asset value per share	$7.65

*Value of securities on loan	$15,905,787

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT  21

Statement of Operations
Year ended Dec. 31, 2010

Investment income
Income:
Dividends	$5,112,528
Income distributions from affiliated money market fund	3,472
Income from securities lending — net	27,592

Total income	5,143,592

Expenses:
Investment management services fees	723,479
Compensation of board members	5,134
Custodian fees	31,205
Printing and postage	16,250
Professional fees	30,919
Other	5,369

Total expenses	812,356
Expenses waived/reimbursed by the Investment Manager and its affiliates	(88,754)

Total net expenses	723,602

Investment income (loss) — net	4,419,990

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Security transactions	15,849,785
Foreign currency transactions	(153)
Futures contracts	264,384

Net realized gain (loss) on investments	16,114,016
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	7,424,601

Net gain (loss) on investments and foreign currencies	23,538,617

Net increase (decrease) in net assets resulting from operations	$27,958,607

The accompanying Notes to Financial Statements are an integral part of this statement.

22  RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31,	2010	2009
Operations
Investment income (loss) — net	$4,419,990	$3,764,536
Net realized gain (loss) on investments	16,114,016	(20,240,622)
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	7,424,601	53,518,263

Net increase (decrease) in net assets resulting from operations	27,958,607	37,042,177

Share transactions
Proceeds from sales	340,739	873,694
Payments for redemptions	(28,813,521)	(25,945,159)

Increase (decrease) in net assets from share transactions	(28,472,782)	(25,071,465)

Total increase (decrease) in net assets	(514,175)	11,970,712
Net assets at beginning of year	186,836,401	174,865,689

Net assets at end of year	$186,322,226	$186,836,401

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT  23

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amount is calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of expenses that apply to the variable accounts or annuity charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec. 31,
Per share data	2010	2009	2008	2007	2006
Net asset value, beginning of period	$6.55	$5.27	$10.30	$10.97	$11.14

Income from investment operations:
Net investment income (loss)	.17	.12	.17	.19	.17
Net gains (losses) (both realized and unrealized)	.93	1.16	(4.01)	.15	1.41

Total from investment operations	1.10	1.28	(3.84)	.34	1.58

Less distributions:
Dividends from net investment income	—	—	(.02)	(.17)	(.17)
Distributions from realized gains	—	—	(1.17)	(.84)	(1.58)

Total distributions	—	—	(1.19)	(1.01)	(1.75)

Net asset value, end of period	$7.65	$6.55	$5.27	$10.30	$10.97

Total return	16.76%	24.40%	(41.62% )	3.32%	15.79%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement	.45%	.44%	.48%	.48%	.45%

Net expenses after expense waiver/reimbursement(b)	.40%	.40%	.40%	.40%	.40%

Net investment income (loss)	2.44%	2.25%	2.07%	1.68%	1.63%

Supplemental data
Net assets, end of period (in millions)	$186	$187	$175	$365	$432

Portfolio turnover rate	109%	76%	103%	65%	73%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

24  RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT

Notes to Financial Statements

1.	ORGANIZATION

RiverSource Variable Portfolio — Core Equity Fund (the Fund) is a series of RiverSource Variable Series Trust (the Trust), a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Trust has unlimited authorized shares of beneficial interest (without par value).

You may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The policy adopted by the Trust’s Board of Trustees (the Board) generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT  25

Notes to Financial Statements (continued)

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. This policy takes into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

Foreign currency translations
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

Repurchase agreements
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

26  RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT

Guarantees and indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes
The Fund is a disregarded entity for federal income tax purposes and does not expect to make regular distributions to shareholders. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The shareholder is subject to tax on its distributive share of the Fund’s income and losses. The components of the Fund’s net assets are reported at the shareholder level for tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

Foreign capital gains taxes
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3.	DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may

RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT  27

Notes to Financial Statements (continued)

also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures contracts
Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts traded on U.S. and foreign exchanges to equitize cash to maintain appropriate equity market exposure while keeping sufficient cash to

28  RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT

accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of derivative transactions on the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair values of derivative instruments at Dec. 31, 2010

	Asset derivatives
	Statement of Assets and
Risk exposure category	Liabilities location	Fair value
Equity contracts	Net assets — unrealized appreciation on investments	$21,847	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT  29

Notes to Financial Statements (continued)

Effect of derivative instruments in the Statement of Operations for the year ended Dec. 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
	Forward foreign
	currency exchange
Risk exposure category	contracts	Futures	Total
Equity contracts	$—	$264,384	$264,384

Foreign exchange contracts	(78)	—	$(78)

Total	$(78)	$264,384	$264,306

Change in unrealized appreciation (depreciation) on derivatives recognized in income
	Forward foreign
	currency exchange
Risk exposure category	contracts	Futures	Total
Equity contracts	$—	$30,411	$30,411

Foreign exchange contracts	—	—	$—

Total	$—	$30,411	$30,411

Volume of derivative activity
Forward foreign currency exchange contracts
At Dec. 31, 2010, the Fund had no outstanding forward foreign currency exchange contracts. The average gross notional amount of forward foreign currency exchange contracts opened, and subsequently closed, was $5,100 for the year ended Dec. 31, 2010.

Futures
The gross notional amount of long contracts outstanding was approximately $2.5 million at Dec. 31, 2010. The monthly average gross notional amount for long contracts was $1.9 million for the year ended Dec. 31, 2010. The fair value of such contracts at Dec. 31, 2010 is set forth in the table above.

4. EXPENSES

Investment management services fees
Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is computed daily and is equal on an annual basis to 0.40% of the average daily net assets of the Fund.

30  RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT

Other fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2010, other expenses paid to this company were $218.

Compensation of board members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Expenses waived/reimbursed by the Investment Manager and its affiliates
For the year ended Dec. 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were 0.40%. The Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses indefinitely, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed 0.40% of the Fund’s average daily net assets.

*	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $192,920,785 and $217,504,874, respectively, for the year ended Dec. 31, 2010. Realized gains and losses are determined on an identified cost basis.

RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT  31

Notes to Financial Statements (continued)

6. SHARE TRANSACTIONS

Transactions in shares for the periods indicated were as follows:

Year ended Dec. 31,	2010	2009
Sold	51,708	172,076
Redeemed	(4,210,511)	(4,840,919)

Net increase (decrease)	(4,158,803)	(4,668,843)

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2010, securities valued at $15,905,787 were on loan, secured by cash collateral of $16,286,147 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $27,592 earned from securities lending for the year ended Dec. 31, 2010 is

32  RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT

included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund’s purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $24,973,909 and $24,154,087, respectively, for the year ended Dec. 31, 2010. The income distributions received with respect to the Fund’s investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund’s invested balance in Columbia Short-Term Cash Fund at Dec. 31, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender’s sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an

RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT  33

Notes to Financial Statements (continued)

upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Dec. 31, 2010.

10. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements.

11.	INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in

34  RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT

Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An

RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT  35

Notes to Financial Statements (continued)

adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

36  RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
RiverSource Variable Portfolio — Core Equity Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Variable Portfolio — Core Equity Fund (the Fund) (one of the portfolios constituting the RiverSource Variable Series Trust) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended December 31, 2006, were audited by other auditors whose report dated February 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT  37

Report of Independent Registered Public Accounting Firm (continued)

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Variable Portfolio — Core Equity Fund of the RiverSource Variable Series Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 23, 2011

38  RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT

Board Members and Officers

Shareholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since 3/1/85	Attorney and Consultant	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT  39

Board Members and Officers (continued)

Independent Board Members (continued)

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

40  RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT  41

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund’s other officers are:

Fund Officers

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke One Financial Center Boston, MA 02111 Age 41	Treasurer since 1/12/11	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

42  RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT  43

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 47	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

44  RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT  45

Approval of Investment Management Services Agreement

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (Columbia Management) serves as investment manager, the Fund’s Board of Trustees (the Board) approved, subject to approval by shareholders, a new investment management services agreement between the Fund and Columbia Management (the IMS Agreement). The IMS Agreement was approved by the Fund’s shareholders at a meeting held on February 15, 2011. A discussion regarding the basis for the approval by the Board of the IMS Agreement is set forth under “Proposal 2— Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission by RiverSource Variable Series Trust, on behalf of the Fund, on December 29, 2010, and is incorporated herein by reference.

46  RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT

Results of Meeting of Shareholders

RiverSource Variable Portfolio – Core Equity Fund

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below. A vote is based on total dollar interest in the Fund.

Proposal 1:  To elect trustees to the Board.*

		Dollars	Dollars		Broker
		Voted “For”	Voted “Withhold”	Abstentions	Non-Votes
01.	Kathleen Blatz	85,732,330,925.401	2,161,235,444.983	0.000	0.000
02.	Edward J. Boudreau, Jr.	85,673,485,406.317	2,220,080,964.066	0.000	0.000
03.	Pamela G. Carlton	85,722,376,597.894	2,171,189,772.490	0.000	0.000
04.	William P. Carmichael	85,643,539,019.219	2,250,027,351.164	0.000	0.000
05.	Patricia M. Flynn	85,751,591,852.940	2,141,974,517.443	0.000	0.000
06.	William A. Hawkins	85,657,532,176.189	2,236,034,194.194	0.000	0.000
07.	R. Glenn Hilliard	85,665,428,549.984	2,228,137,820.399	0.000	0.000
08.	Stephen R. Lewis, Jr.	85,639,974,730.212	2,253,591,640.172	0.000	0.000
09.	John F. Maher	85,736,381,082.381	2,157,185,288.003	0.000	0.000
10.	John J. Nagorniak	85,682,120,630.145	2,211,445,740.239	0.000	0.000
11.	Catherine James Paglia	85,735,331,549.560	2,158,234,820.823	0.000	0.000
12.	Leroy C. Richie	85,653,550,045.826	2,240,016,324.558	0.000	0.000
13.	Anthony M. Santomero	85,666,213,293.518	2,227,353,076.865	0.000	0.000
14.	Minor M. Shaw	85,664,608,794.944	2,228,957,575.439	0.000	0.000
15.	Alison Taunton-Rigby	85,706,213,173.460	2,187,353,196.924	0.000	0.000
16.	William F. Truscott	85,703,911,339.245	2,189,655,031.138	0.000	0.000

*	All dollars of all Funds in RiverSource Variable Series Trust are voted together as a single class for the election of trustees.

Proposal 2:  To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Dollars Voted	Dollars Voted
“For”	“Against”	Abstentions	Broker Non-Votes
164,729,597.621	13,032,435.334	8,122,858.344	0.000

RIVERSOURCE VARIABLE PORTFOLIO — CORE EQUITY FUND — 2010 ANNUAL REPORT  47

RiverSource Variable Portfolio – Core Equity Fund
P.O. Box 8081
Boston, MA 02266-8081

This report must be accompanied or preceded by the Fund’s current prospectus.
This fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6347 J (3/11)

Annual Report

Annual Report for the Period Ended
December 31, 2010

The annual report describes five funds, each of which invests in other funds. The objective of each fund is a high level of total return that is consistent with an acceptable level of risk.

Variable Portfolio — Conservative Portfolio
Variable Portfolio — Moderately Conservative Portfolio
Variable Portfolio — Moderate Portfolio
Variable Portfolio — Moderately Aggressive Portfolio
Variable Portfolio — Aggressive Portfolio

 Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

This Annual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

Your Fund at a Glance
Variable Portfolio — Conservative Portfolio	3
Variable Portfolio — Moderately Conservative Portfolio	4
Variable Portfolio — Moderate Portfolio	5
Variable Portfolio — Moderately Aggressive Portfolio	6
Variable Portfolio — Aggressive Portfolio	7
Manager Commentary	8
Investment Changes	10
The Fund’s Long-term Performance	20
Fund Expenses Examples	30
Investments in Affiliated Funds	36
Statements of Assets and Liabilities	46
Statements of Operations	48
Statements of Changes in Net Assets	50
Financial Highlights	52
Notes to Financial Statements	57
Report of Independent Registered Public Accounting Firm	65
Board Members and Officers	66
Proxy Voting	69
Approval of Investment Management Services Agreement	69
Results of Meeting of Shareholders	70

See the Fund’s prospectus for risks associated with investing in the Fund.

2  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Your Fund at a Glance

Variable Portfolio — Conservative Portfolio

FUND SUMMARY

>	Variable Portfolio — Conservative Portfolio (the Fund) Class 2 shares gained 5.94% from the Fund’s inception date on May 7, 2010 through Dec. 31, 2010.

>	The Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which rose 3.14% during the same period.

>	The Fund’s blended benchmark, composed of 70% Barclays Capital U.S. Aggregate Bond Index, 14% Russell 3000® Index, 10% Citigroup 3-Month U.S. Treasury Bill Index and 6% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-US, rose 5.83% during the same period.

TOTAL RETURNS (for period ended Dec. 31, 2010)

Since
Inception*
5/7/10
Variable Portfolio — Conservative Portfolio
Class 2	+5.94%

Class 4	+5.94%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+3.14%

Blended Index (unmanaged)	+5.83%

Russell 3000® Index (unmanaged)	+15.89%

MSCI ACWI ex-US (unmanaged)	+22.35%

Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)	+0.10%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses. It is not possible to invest directly in an index.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  3

Your Fund at a Glance

Variable Portfolio — Moderately Conservative Portfolio

FUND SUMMARY

>	Variable Portfolio — Moderately Conservative Portfolio (the Fund) Class 2 shares rose 7.81% from the Fund’s inception date on May 7, 2010 through Dec. 31, 2010.

>	The Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which rose 3.14% during the same period.

>	The Fund’s blended benchmark, composed of 60% Barclays Capital U.S. Aggregate Bond Index, 24.5% Russell 3000® Index, 10.5% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-US and 5% Citigroup 3-Month U.S. Treasury Bill Index, advanced 8.23% during the same period.

TOTAL RETURNS (for period ended Dec. 31, 2010)

Since
Inception*
5/7/10
Variable Portfolio — Moderately Conservative Portfolio
Class 2	+7.81%

Class 4	+7.91%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+3.14%

Blended Index (unmanaged)	+8.23%

Russell 3000® Index (unmanaged)	+15.89%

MSCI ACWI ex-US (unmanaged)	+22.35%

Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)	+0.10%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses. It is not possible to invest directly in an index.

4  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Your Fund at a Glance

Variable Portfolio — Moderate Portfolio

FUND SUMMARY

>	Variable Portfolio — Moderate Portfolio (the Fund) Class 2 shares gained 10.21% from the Fund’s inception date on May 7, 2010 through Dec. 31, 2010.

>	The Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which rose 3.14% during the same period.

>	The Fund’s blended benchmark, composed of 50% Barclays Capital U.S. Aggregate Bond Index, 35% Russell 3000® Index and 15% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-US, rose 10.62% during the same period.

TOTAL RETURNS (for period ended Dec. 31, 2010)

Since
Inception*
5/7/10
Variable Portfolio — Moderate Portfolio
Class 2	+10.21%

Class 4	+10.21%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+3.14%

Blended Index (unmanaged)	+10.62%

Russell 3000® Index (unmanaged)	+15.89%

MSCI ACWI ex-US (unmanaged)	+22.35%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses. It is not possible to invest directly in an index.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  5

Your Fund at a Glance

Variable Portfolio — Moderately Aggressive Portfolio

FUND SUMMARY

>	Variable Portfolio — Moderately Aggressive Portfolio (the Fund) Class 2 shares climbed 12.01% from the Fund’s inception date May 7, 2010 through Dec. 31, 2010.

>	The Fund underperformed its benchmark, the Russell 3000® Index, which rose 15.89% during the same period.

>	The Fund’s blended benchmark, composed of 45.5% Russell 3000® Index, 35% Barclays Capital U.S. Aggregate Bond Index and 19.5% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-US, rose 12.82% during the same period.

TOTAL RETURNS (for period ended Dec. 31, 2010)

Since
Inception*
5/7/10
Variable Portfolio — Moderately Aggressive Portfolio
Class 2	+12.01%

Class 4	+12.11%

Russell 3000® Index (unmanaged)	+15.89%

Blended Index (unmanaged)	+12.82%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+3.14%

MSCI ACWI ex-US (unmanaged)	+22.35%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses. It is not possible to invest directly in an index.

6  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Your Fund at a Glance

Variable Portfolio — Aggressive Portfolio

FUND SUMMARY

>	Variable Portfolio — Aggressive Portfolio (the Fund) Class 2 shares gained 14.04% from the Fund’s inception date on May 7, 2010 through Dec. 31, 2010.

>	The Fund underperformed its benchmark, the Russell 3000® Index, which rose 15.89% during the same period.

>	The Fund’s blended benchmark, composed of 56% Russell 3000® Index, 24% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-US and 20% Barclays Capital U.S. Aggregate Bond Index, rose 14.99% during the same period.

TOTAL RETURNS (for period ended Dec. 31, 2010)

Since
Inception*
5/7/10
Variable Portfolio — Aggressive Portfolio
Class 2	+14.04%

Class 4	+14.04%

Russell 3000® Index (unmanaged)	+15.89%

Blended Index (unmanaged)	+14.99%

MSCI ACWI ex-US (unmanaged)	+22.35%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+3.14%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses. It is not possible to invest directly in an index.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  7

Manager Commentary

Variable Portfolio (VP) — Conservative Portfolio, VP — Moderately Conservative Portfolio and VP — Moderate Portfolio (the Funds) outperformed their respective primary benchmark as represented by the Barclays Capital U.S. Aggregate Bond Index, from the Funds’ inception date on May 7, 2010 through Dec. 31, 2010 (the “reporting period”). VP — Moderately Aggressive Portfolio and VP — Aggressive Portfolio both underperformed their respective primary benchmark as represented by the Russell 3000 Index for the same time period. VP — Conservative Portfolio outperformed its blended benchmark. All returns shown below are for this reporting period. It is worth noting that for the six months ended Dec. 31, 2010, all five Funds outperformed their respective blended benchmark.

•	VP — Conservative Portfolio gained 5.94%. The Fund’s blended benchmark, composed of 70% Barclays Capital U.S. Aggregate Bond Index, 14% Russell 3000® Index, 10% Citigroup 3-Month U.S. Treasury Bill Index and 6% MSCI All Country World Index ex-US, rose 5.83%.

•	VP — Moderately Conservative Portfolio rose 7.81%. The Fund’s blended benchmark, composed of 60% Barclays Capital U.S. Aggregate Bond Index, 24.5% Russell 3000® Index, 10.5% MSCI All Country World Index ex-US and 5% Citigroup 3-Month U.S. Treasury Bill Index, advanced 8.23%.

•	VP — Moderate Portfolio gained 10.21%. The Fund’s blended benchmark, composed of 50% Barclays Capital U.S. Aggregate Bond Index, 35% Russell 3000® Index and 15% MSCI All Country World Index ex-US, rose 10.62%.

•	VP — Moderately Aggressive Portfolio climbed 12.01%. The Fund’s blended benchmark, composed of 45.5% Russell 3000® Index, 35% Barclays Capital U.S. Aggregate Bond Index and 19.5% MSCI All Country World Index ex-US, rose 12.82%.

•	VP — Aggressive Portfolio gained 14.04%. The Fund’s blended benchmark, composed of 56% Russell 3000® Index, 24% MSCI All Country World Index ex-US and 20% Barclays Capital U.S. Aggregate Bond Index, rose 14.99%.

Significant performance factors
The year 2010 was characterized by continued recovery in the economy and financial markets alike. However the path was not a smooth one, as stubbornly high unemployment in the U.S. and sovereign debt concerns in Europe weighed heavily on investor sentiment. Despite volatility, the year ended on a positive note, as investors were encouraged by accommodative monetary policy from the Federal Reserve Board (the Fed), clarity on tax policy, and improvement in economic data during the fourth quarter.

Focusing here on the second half of the year given the Funds’ inception date, equity markets performed strongly, with the Russell 3000® Index returning 24.46%. International equities also posted gains, with the MSCI All Country World Index ex-US gaining 25.12%. Equity markets around the globe posted these strong returns as fears regarding European sovereign debt subsided and economic growth began to accelerate. The U.S. fixed income market lagged, returning 1.15%, as measured by the Barclays Capital U.S. Aggregate Bond Index, dragged down primarily by a weak fourth quarter during which interest rates rose. Indeed, for the six months ended Dec. 31, 2010, interest rates rose, with the yield on the 10-year U.S. Treasury increasing 36 basis points (a basis point is 1/100th of a percent) to 3.29%. More credit-sensitive non-Treasury sectors of the bond market performed better by comparison, as spreads, or risk premiums, tightened. Three-month Treasury bills, a proxy for cash, returned 0.08%, as measured by the Citigroup 3-Month U.S. Treasury Bill Index, as the Fed maintained short-term interest rates near zero throughout.

During the reporting period, the Funds’ underlying equity funds that posted strong relative returns versus their respective benchmark indices were VP — Marsico Growth Fund, RiverSource VP — Diversified Equity Income Fund, RiverSource VP — Mid Cap Value Fund and VP — Goldman Sachs Mid Cap Value Fund. The following underlying equity funds trailed their respective benchmark indices, thus detracting from the Funds’ relative results — VP — Jennison Mid Cap Growth Fund and VP — Columbia Wanger International Equities Fund.

8  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

On the fixed income side, the Funds’ underlying funds that posted strong relative returns versus their respective benchmark indices were RiverSource VP — Diversified Bond Fund and RiverSource VP — Global Bond Fund. The VP — Eaton Vance Floating-Rate Income Fund trailed its benchmark index, thus detracting from the Funds’ relative results.

All other underlying funds within the Funds performed within approximately 1% of their respective benchmark returns for the reporting period.

Changes to the funds’ portfolios
Given the Funds’ inception date, it was not a matter of making changes during the reporting period but rather of building the Funds’ portfolios via investments in underlying funds. That said, during the reporting period, Winslow Capital Management, Inc. and its parent company, Nuveen Investments, Inc. (Nuveen Winslow) replaced UBS Global Asset Management (Americas) Inc. (UBS) as subadvisor to the underlying aggressive large-cap growth fund in which the Funds invest. The change followed a detailed assessment of both firms and other potential large-cap growth managers. The switch was triggered by changes in key investment staff on the UBS team and was not in response to their performance, which was above benchmark during the reporting period. We are quite constructive on Nuveen Winslow’s ability to navigate the markets going forward, as it seeks to outperform the benchmark index of what is now known as the VP — Nuveen Winslow Large Cap Growth Fund.

Our future strategy
The Funds are offered only through RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York, in certain insurance and annuity products. Their investment portfolios have been developed in collaboration with Morningstar Associates who serves as an independent investment consultant. Together, Morningstar Associates and Columbia Management Investment Advisers, LLC (the investment manager) work on an ongoing basis with RiverSource Life to ensure the Funds continue to meet the needs of over 400,000 clients who have invested over $38 billion in the Funds, as of December 31, 2010.

The Funds seek to deliver strong risk-adjusted returns over time, with broad diversification across asset classes. In managing the Funds, we do not seek to make frequent tactical changes to the Funds’ asset allocations, but rather to buy and hold a strong line-up of investment managers with proven track records in their respective asset classes.

During 2011, we will continue to monitor the strategic asset allocation of the Funds, including a review of long-term trends in global capital markets, and make revisions where appropriate. We will also continue ongoing oversight of all managers of underlying funds, seeking to ensure continuing strong performance. These activities will include ongoing information and expertise provided by Morningstar Associates.

Kent Bergene Portfolio Manager	Colin Lundgren Portfolio Manager	Gene Tannuzzo Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  9

Investment Changes

Variable Portfolio — Conservative Portfolio

Fund holdings at Dec. 31, 2010

	% of Fund’s	% of Fund’s portfolio assets
	portfolio assets	6 months ago
Domestic Equity Funds/International Equity Funds

Includes large cap, international, mid cap, real estate, global real estate, small cap, small-mid cap

RiverSource Variable Portfolio – Diversified Equity Income Fund	1.6%	1.5%

Variable Portfolio – AllianceBernstein International Value Fund	1.1%	1.1%

Variable Portfolio – American Century Growth Fund	1.7%	1.6%

Variable Portfolio – Columbia Wanger International Equities Fund	0.3%	0.3%

Variable Portfolio – Columbia Wanger U.S. Equities Fund	0.7%	0.6%

Variable Portfolio – Davis New York Venture Fund	1.1%	1.1%

Variable Portfolio – Goldman Sachs Mid Cap Value Fund	1.5%	1.4%

Variable Portfolio – Invesco International Growth Fund	1.2%	1.2%

Variable Portfolio – Jennison Mid Cap Growth Fund	1.1%	1.1%

Variable Portfolio – Marsico Growth Fund	1.6%	1.5%

Variable Portfolio – MFS Value Fund	1.6%	1.5%

Variable Portfolio – Mondrian International Small Cap Fund	0.4%	0.4%

Variable Portfolio – Morgan Stanley Global Real Estate Fund	0.5%	0.5%

Variable Portfolio – NFJ Dividend Value Fund	1.6%	1.5%

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund(1)	1.2%	1.1%

Variable Portfolio – Partners Small Cap Growth Fund	0.4%	0.4%

Variable Portfolio – Partners Small Cap Value Fund	1.2%	1.1%

Variable Portfolio – Pyramis® International Equity Fund	1.1%	1.1%

	19.9%	19.0%

Fixed-Income Funds

Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected, multisector

RiverSource Variable Portfolio – Diversified Bond Fund	11.8%	12.3%

RiverSource Variable Portfolio – Global Bond Fund	3.0%	3.0%

RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	7.0%	7.1%

RiverSource Variable Portfolio – Income Opportunities Fund	2.0%	2.1%

RiverSource Variable Portfolio – Limited Duration Bond Fund	9.0%	9.0%

RiverSource Variable Portfolio – Short Duration U.S. Government Fund	3.5%	3.5%

RiverSource Variable Portfolio – Strategic Income Fund	2.0%	2.0%

Variable Portfolio – American Century Diversified Bond Fund	11.6%	11.6%

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	3.9%	4.0%

Variable Portfolio – J.P. Morgan Core Bond Fund	10.8%	10.9%

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	4.0%	4.1%

Variable Portfolio – Wells Fargo Short Duration Government Fund	5.5%	5.5%

	74.1%	75.1%

Cash Equivalents

RiverSource Variable Portfolio – Cash Management Fund	6.0%	5.9%

	6.0%	5.9%

	100.0%	100.0%

(1)	Formerly known as Variable Portfolio – UBS Large Cap Growth Fund.

Pyramis® is a registered service mark of FMR LLC. Used under license.

10  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Portfolio Allocation
(at Dec. 31, 2010; % of portfolio assets)

Equity Funds(1)	19.9%

Fixed-Income Funds(2)	74.1%

Cash Equivalents(3)	6.0%

(1)	Includes U.S. Large Cap 11.1%, International 4.1%, U.S. Mid Cap 2.6%, U.S. Small Cap 1.6%, and Global Real Estate 0.5%.
(2)	Includes Investment Grade 56.2%, Inflation Protected Securities 7.0%, Floating Rate 3.9%, Global Bond 3.0%, High Yield 2.0% and Multisector 2.0%.
(3)	Money Market 6.0%.

Top Five Holdings
(at Dec. 31, 2010; % of portfolio assets)

RiverSource Variable Portfolio – Diversified Bond Fund	11.8%

Variable Portfolio – American Century Diversified Bond Fund	11.6%

Variable Portfolio – J.P. Morgan Core Bond Fund	10.8%

RiverSource Variable Portfolio – Limited Duration Bond Fund	9.0%

RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	7.0%

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  11

Investment Changes

Variable Portfolio — Moderately Conservative Portfolio

Fund holdings at Dec. 31, 2010

	% of Fund’s	% of Fund’s portfolio assets
	portfolio assets	6 months ago
Domestic Equity Funds/International Equity Funds

Includes large cap, international, mid cap, real estate, global real estate, small cap, small-mid cap

RiverSource Variable Portfolio – Diversified Equity Income Fund	2.9%	2.7%

RiverSource Variable Portfolio – Mid Cap Value Fund	1.2%	1.1%

Threadneedle Variable Portfolio – Emerging Markets Fund	0.5%	0.4%

Variable Portfolio – AllianceBernstein International Value Fund	2.1%	2.0%

Variable Portfolio – American Century Growth Fund	3.0%	2.6%

Variable Portfolio – Columbia Wanger International Equities Fund	1.0%	0.9%

Variable Portfolio – Columbia Wanger U.S. Equities Fund	1.1%	0.9%

Variable Portfolio – Davis New York Venture Fund	2.3%	2.1%

Variable Portfolio – Goldman Sachs Mid Cap Value Fund	1.5%	1.3%

Variable Portfolio – Invesco International Growth Fund	2.9%	2.7%

Variable Portfolio – Jennison Mid Cap Growth Fund	1.9%	1.7%

Variable Portfolio – Marsico Growth Fund	2.7%	2.3%

Variable Portfolio – MFS Value Fund	2.9%	2.7%

Variable Portfolio – Mondrian International Small Cap Fund	0.7%	0.7%

Variable Portfolio – Morgan Stanley Global Real Estate Fund	0.8%	0.7%

Variable Portfolio – NFJ Dividend Value Fund	2.9%	2.7%

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund(1)	2.0%	1.7%

Variable Portfolio – Partners Small Cap Growth Fund	0.8%	0.7%

Variable Portfolio – Partners Small Cap Value Fund	1.9%	1.7%

Variable Portfolio – Pyramis® International Equity Fund	1.8%	1.8%

	36.9%	33.4%

Fixed-Income Funds

Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected, multisector

RiverSource Variable Portfolio – Diversified Bond Fund	8.8%	9.7%

RiverSource Variable Portfolio – Global Bond Fund	2.2%	2.2%

RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	6.8%	7.1%

RiverSource Variable Portfolio – Income Opportunities Fund	1.4%	1.6%

RiverSource Variable Portfolio – Limited Duration Bond Fund	9.1%	9.5%

RiverSource Variable Portfolio – Short Duration U.S. Government Fund	2.9%	3.0%

RiverSource Variable Portfolio – Strategic Income Fund	0.9%	1.0%

Variable Portfolio – American Century Diversified Bond Fund	8.7%	9.2%

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	1.9%	2.0%

Variable Portfolio – J.P. Morgan Core Bond Fund	7.7%	8.1%

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	4.9%	5.1%

Variable Portfolio – Wells Fargo Short Duration Government Fund	5.9%	6.1%

	61.2%	64.6%

Cash Equivalents

RiverSource Variable Portfolio – Cash Management Fund	1.9%	2.0%

	1.9%	2.0%

	100.0%	100.0%

(1)	Formerly known as Variable Portfolio – UBS Large Cap Growth Fund.

Pyramis® is a registered service mark of FMR LLC. Used under license.

12  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Portfolio Allocation
(at Dec. 31, 2010; % of portfolio assets)

Equity Funds(1)	36.9%

Fixed-Income Funds(2)	61.2%

Cash Equivalents(3)	1.9%

(1)	Includes U.S. Large Cap 19.8%, International 9.0%, U.S. Mid Cap 4.6%, U.S. Small Cap 2.7%, and Global Real Estate 0.8%.
(2)	Includes Investment Grade 48.0%, Inflation Protected Securities 6.8%, Global Bond 2.2%, Floating Rate 1.9%, High Yield 1.4% and Multisector 0.9%.
(3)	Money Market 1.9%.

Top Five Holdings
(at Dec. 31, 2010; % of portfolio assets)

RiverSource Variable Portfolio – Limited Duration Bond Fund	9.1%

RiverSource Variable Portfolio – Diversified Bond Fund	8.8%

Variable Portfolio – American Century Diversified Bond Fund	8.7%

Variable Portfolio – J.P. Morgan Core Bond Fund	7.7%

RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	6.8%

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  13

Investment Changes

Variable Portfolio — Moderate Portfolio

Fund holdings at Dec. 31, 2010

	% of Fund’s		% of Fund’s portfolio assets
	portfolio assets		6 months ago
Domestic Equity Funds/International Equity Funds

Includes large cap, international, mid cap, real estate, global real estate, small cap, small-mid cap

RiverSource Variable Portfolio – Diversified Equity Income Fund	3.8%		3.6%

RiverSource Variable Portfolio – Mid Cap Value Fund	1.8%		1.7%

Threadneedle Variable Portfolio – Emerging Markets Fund	1.3%		1.3%

Variable Portfolio – AllianceBernstein International Value Fund	3.1%		3.0%

Variable Portfolio – American Century Growth Fund	4.4%		4.0%

Variable Portfolio – Columbia Wanger International Equities Fund	1.3%		1.3%

Variable Portfolio – Columbia Wanger U.S. Equities Fund	1.5%		1.3%

Variable Portfolio – Davis New York Venture Fund	3.3%		3.2%

Variable Portfolio – Goldman Sachs Mid Cap Value Fund	2.3%		2.1%

Variable Portfolio – Invesco International Growth Fund	4.0%		4.0%

Variable Portfolio – Jennison Mid Cap Growth Fund	2.0%		1.9%

Variable Portfolio – Marsico Growth Fund	3.9%		3.6%

Variable Portfolio – MFS Value Fund	3.8%		3.7%

Variable Portfolio – Mondrian International Small Cap Fund	0.7%		0.7%

Variable Portfolio – Morgan Stanley Global Real Estate Fund	1.0%		1.0%

Variable Portfolio – NFJ Dividend Value Fund	3.8%		3.7%

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund(1)	2.9%		2.7%

Variable Portfolio – Partners Small Cap Growth Fund	1.0%		0.9%

Variable Portfolio – Partners Small Cap Value Fund	2.9%		2.7%

Variable Portfolio – Pyramis® International Equity Fund	2.3%		2.2%

	51.1%		48.6%

Fixed-Income Funds

Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected, multisector

RiverSource Variable Portfolio – Diversified Bond Fund	5.6%		5.9%

RiverSource Variable Portfolio – Global Bond Fund	3.0%		3.1%

RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	6.4%		6.7%

RiverSource Variable Portfolio – Income Opportunities Fund	2.9%		3.1%

RiverSource Variable Portfolio – Limited Duration Bond Fund	6.6%		6.8%

RiverSource Variable Portfolio – Short Duration U.S. Government Fund	1.7%		1.8%

RiverSource Variable Portfolio – Strategic Income Fund	2.8%		3.1%

Variable Portfolio – American Century Diversified Bond Fund	5.7%		6.0%

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	1.9%		2.0%

Variable Portfolio – J.P. Morgan Core Bond Fund	5.5%		5.8%

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	2.9%		3.1%

Variable Portfolio – Wells Fargo Short Duration Government Fund	3.9%		4.0%

	48.9%		51.4%

Cash Equivalents

RiverSource Variable Portfolio – Cash Management Fund	0.0%	*	0.0%	*

	0.0%		0.0%

	100.0%		100.0%

(1)	Formerly known as Variable Portfolio – UBS Large Cap Growth Fund.

Pyramis® is a registered service mark of FMR LLC. Used under license.

*	Rounds to less than 0.1%.

14  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Portfolio Allocation
(at Dec. 31, 2010; % of portfolio assets)

Equity Funds(1)	51.1%

Fixed-Income Funds(2)	48.9%

Cash Equivalents(3)	0.0%

(1)	Includes U.S. Large Cap 27.4%, International 12.7%, U.S. Mid Cap 6.1%, U.S. Small Cap 3.9%, and Global Real Estate 1.0%.
(2)	Includes Investment Grade 31.9%, Inflation Protected Securities 6.4%, Global Bond 3.0%, High Yield 2.9%, Multisector 2.8% and Floating Rate 1.9%.
(3)	Money Market 0.0%. Rounds to less than 0.1%.

Top Five Holdings
(at Dec. 31, 2010; % of portfolio assets)

RiverSource Variable Portfolio – Limited Duration Bond Fund	6.6%

RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	6.4%

Variable Portfolio – American Century Diversified Bond Fund	5.7%

RiverSource Variable Portfolio – Diversified Bond Fund	5.6%

Variable Portfolio – J.P. Morgan Core Bond Fund	5.5%

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  15

Investment Changes

Variable Portfolio — Moderately Aggressive Portfolio

Fund holdings at Dec. 31, 2010

	% of Fund’s		% of Fund’s portfolio assets
	portfolio assets		6 months ago
Domestic Equity Funds/International Equity Funds

Includes large cap, international, mid cap, real estate, global real estate, small cap, small-mid cap

RiverSource Variable Portfolio – Diversified Equity Income Fund	4.8%		4.7%

RiverSource Variable Portfolio – Mid Cap Value Fund	2.3%		2.1%

Threadneedle Variable Portfolio – Emerging Markets Fund	1.6%		1.5%

Variable Portfolio – AllianceBernstein International Value Fund	4.0%		4.0%

Variable Portfolio – American Century Growth Fund	5.7%		5.4%

Variable Portfolio – Columbia Wanger International Equities Fund	1.4%		1.4%

Variable Portfolio – Columbia Wanger U.S. Equities Fund	2.2%		2.0%

Variable Portfolio – Davis New York Venture Fund	4.3%		4.3%

Variable Portfolio – Goldman Sachs Mid Cap Value Fund	2.4%		2.3%

Variable Portfolio – Invesco International Growth Fund	5.2%		5.4%

Variable Portfolio – Jennison Mid Cap Growth Fund	2.4%		2.3%

Variable Portfolio – Marsico Growth Fund	5.1%		4.8%

Variable Portfolio – MFS Value Fund	4.7%		4.8%

Variable Portfolio – Mondrian International Small Cap Fund	0.8%		0.8%

Variable Portfolio – Morgan Stanley Global Real Estate Fund	1.0%		1.0%

Variable Portfolio – NFJ Dividend Value Fund	4.7%		4.8%

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund(1)	3.8%		3.7%

Variable Portfolio – Partners Small Cap Growth Fund	1.8%		1.7%

Variable Portfolio – Partners Small Cap Value Fund	3.6%		3.5%

Variable Portfolio – Pyramis® International Equity Fund	3.5%		3.5%

	65.3%		64.0%

Fixed-Income Funds

Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected, multisector

RiverSource Variable Portfolio – Diversified Bond Fund	4.6%		4.5%

RiverSource Variable Portfolio – Global Bond Fund	3.0%		3.1%

RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	4.5%		4.7%

RiverSource Variable Portfolio – Income Opportunities Fund	2.0%		2.1%

RiverSource Variable Portfolio – Limited Duration Bond Fund	4.6%		4.8%

RiverSource Variable Portfolio – Short Duration U.S. Government Fund	1.7%		1.8%

RiverSource Variable Portfolio – Strategic Income Fund	2.0%		2.1%

Variable Portfolio – American Century Diversified Bond Fund	2.8%		2.9%

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	2.0%		2.1%

Variable Portfolio – J.P. Morgan Core Bond Fund	1.8%		1.9%

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	2.0%		2.1%

Variable Portfolio – Wells Fargo Short Duration Government Fund	3.7%		3.9%

	34.7%		36.0%

Cash Equivalents

RiverSource Variable Portfolio – Cash Management Fund	0.0%	*	0.0%	*

	0.0%		0.0%

	100.0%		100.0%

(1)	Formerly known as Variable Portfolio – UBS Large Cap Growth Fund.

Pyramis® is a registered service mark of FMR LLC. Used under license.

*	Rounds to less than 0.1%

16  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Portfolio Allocation
(at Dec. 31, 2010; % of portfolio assets)

Equity Funds(1)	65.3%

Fixed-Income Funds(2)	34.7%

Cash Equivalents(3)	0.0%

(1)	Includes U.S. Large Cap 35.3%, International 16.5%, U.S. Mid Cap 7.1%, U.S. Small Cap 5.4%, and Global Real Estate 1.0%.
(2)	Includes Investment Grade 21.2%, Inflation Protected Securities 4.5%, Global Bond 3.0%, Floating Rate 2.0%, High Yield 2.0% and Multisector 2.0%.
(3)	Money Market 0.0%. Rounds to less than 0.1%.

Top Five Holdings
(at Dec. 31, 2010; % of portfolio assets)

Variable Portfolio – American Century Growth Fund	5.7%

Variable Portfolio – Invesco International Growth Fund	5.2%

Variable Portfolio – Marsico Growth Fund	5.1%

RiverSource Variable Portfolio – Diversified Equity Income Fund	4.8%

Variable Portfolio – NFJ Dividend Value Fund	4.7%

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  17

Investment Changes

Variable Portfolio — Aggressive Portfolio

Fund holdings at Dec. 31, 2010

	% of Fund’s		% of Fund’s portfolio assets
	portfolio assets		6 months ago
Domestic Equity Funds/International Equity Funds

Includes large cap, international, mid cap, real estate, global real estate, small cap, small-mid cap

RiverSource Variable Portfolio – Diversified Equity Income Fund	5.7%		5.7%

RiverSource Variable Portfolio – Mid Cap Value Fund	2.8%		2.7%

Threadneedle Variable Portfolio – Emerging Markets Fund	2.0%		2.0%

Variable Portfolio – AllianceBernstein International Value Fund	5.0%		5.0%

Variable Portfolio – American Century Growth Fund	6.7%		6.6%

Variable Portfolio – Columbia Wanger International Equities Fund	2.0%		2.0%

Variable Portfolio – Columbia Wanger U.S. Equities Fund	2.8%		2.7%

Variable Portfolio – Davis New York Venture Fund	5.0%		5.1%

Variable Portfolio – Goldman Sachs Mid Cap Value Fund	3.4%		3.3%

Variable Portfolio – Invesco International Growth Fund	6.3%		6.5%

Variable Portfolio – Jennison Mid Cap Growth Fund	3.4%		3.3%

Variable Portfolio – Marsico Growth Fund	6.0%		5.7%

Variable Portfolio – MFS Value Fund	5.7%		5.9%

Variable Portfolio – Mondrian International Small Cap Fund	1.2%		1.2%

Variable Portfolio – Morgan Stanley Global Real Estate Fund	1.0%		1.1%

Variable Portfolio – NFJ Dividend Value Fund	5.8%		5.9%

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund(1)	4.5%		4.5%

Variable Portfolio – Partners Small Cap Growth Fund	2.2%		2.1%

Variable Portfolio – Partners Small Cap Value Fund	4.3%		4.2%

Variable Portfolio – Pyramis® International Equity Fund	4.0%		3.9%

	79.8%		79.4%

Fixed-Income Funds

Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected, multisector

RiverSource Variable Portfolio – Diversified Bond Fund	1.8%		1.3%

RiverSource Variable Portfolio – Global Bond Fund	2.0%		2.1%

RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	3.5%		3.8%

RiverSource Variable Portfolio – Limited Duration Bond Fund	2.6%		2.7%

RiverSource Variable Portfolio – Short Duration U.S. Government Fund	0.9%		0.9%

RiverSource Variable Portfolio – Strategic Income Fund	2.0%		2.1%

Variable Portfolio – American Century Diversified Bond Fund	0.9%		0.9%

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	2.0%		2.1%

Variable Portfolio – J.P. Morgan Core Bond Fund	0.9%		0.9%

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	1.0%		1.1%

Variable Portfolio – Wells Fargo Short Duration Government Fund	2.6%		2.7%

	20.2%		20.6%

Cash Equivalents

RiverSource Variable Portfolio – Cash Management Fund	0.0%	*	0.0%	*

Columbia Short-Term Cash Fund	0.0%	*	0.0%	*

	0.0%		0.0%

	100.0%		100.0%

(1)	Formerly known as Variable Portfolio – UBS Large Cap Growth Fund.

Pyramis® is a registered service mark of FMR LLC. Used under license.

*	Rounds to less than 0.1%.

18  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Portfolio Allocation
(at Dec. 31, 2010; % of portfolio assets)

Equity Funds(1)	79.8%

Fixed-Income Funds(2)	20.2%

Cash Equivalents(3)	0.0%

(1)	Includes U.S. Large Cap 42.2%, International 20.5%, U.S. Mid Cap 9.6%, U.S. Small Cap 6.5%, and Global Real Estate 1.0%.
(2)	Includes Investment Grade 10.7%, Inflation Protected Securities 3.5%, Floating Rate 2.0%, Global Bond 2.0%, and Multisector 2.0%.
(3)	Money Market 0.0%. Rounds to less than 0.1%.

Top Five Holdings
(at Dec. 31, 2010; % of portfolio assets)

Variable Portfolio – American Century Growth Fund	6.7%

Variable Portfolio – Invesco International Growth Fund	6.3%

Variable Portfolio – Marsico Growth Fund	6.0%

Variable Portfolio – NFJ Dividend Value Fund	5.8%

RiverSource Variable Portfolio – Diversified Equity Income Fund	5.7%

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  19

The Fund’s Long-term Performance

Variable Portfolio — Conservative Portfolio

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Variable Portfolio — Conservative Portfolio (from 5/7/10 to 12/31/10) as compared to the performance of a widely cited performance index, the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended Index, consisting of 70% Barclays Capital U.S. Aggregate Bond Index, 14% Russell 3000® Index, 6% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-US and 10% Citigroup 3-Month U.S. Treasury Bill Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
Since
inception
5/7/10
Variable Portfolio — Conservative Portfolio
Class 2 Cumulative value of $10,000	$10,594

Average annual total return	+5.94%

Barclays Capital U.S. Aggregate Bond Index(1)
Cumulative value of $10,000	$10,315

Average annual total return	+3.14%

Blended Index(2)
Cumulative value of $10,000	$10,584

Average annual total return	+5.83%

Russell 3000 Index(3)
Cumulative value of $10,000	$11,588

Average annual total return	+15.89%

MSCI All Country World Index ex-US(4)
Cumulative value of $10,000	$12,235

Average annual total return	+22.35%

Citigroup 3-Month U.S. Treasury Bill Index(5)
Cumulative value of $10,000	$10,008

Average annual total return	+0.10%

20  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

(1)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(2)	The Blended Index for Conservative Portfolio is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI ACWI ex-US; bonds — Barclays Capital U.S. Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.
(3)	The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(4)	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-US, an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI ex-US includes both developed and emerging markets.
(5)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.

The indices reflect reinvestment of all distributions and changes in market prices.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  21

The Fund’s Long-term Performance

Variable Portfolio — Moderately Conservative Portfolio

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Variable Portfolio — Moderately Conservative Portfolio (from 5/7/10 to 12/31/10) as compared to the performance of a widely cited performance index, the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended Index, consisting of 60% Barclays Capital U.S. Aggregate Bond Index, 24.5% Russell 3000® Index, 10.5% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-US and 5% Citigroup 3-Month U.S. Treasury Bill Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
Since
inception
5/7/10
Variable Portfolio — Moderately Conservative Portfolio
Class 2 Cumulative value of $10,000	$10,781

Average annual total return	+7.81%

Barclays Capital U.S. Aggregate Bond Index(1)
Cumulative value of $10,000	$10,315

Average annual total return	+3.14%

Blended Index(2)
Cumulative value of $10,000	$10,822

Average annual total return	+8.23%

Russell 3000 Index(3)
Cumulative value of $10,000	$11,588

Average annual total return	+15.89%

MSCI All Country World Index ex-US(4)
Cumulative value of $10,000	$12,235

Average annual total return	+22.35%

Citigroup 3-Month U.S. Treasury Bill Index(5)
Cumulative value of $10,000	$10,008

Average annual total return	+0.10%

22  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

(1)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(2)	The Blended Index for Moderately Conservative Portfolio is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI ACWI ex-US; bonds — Barclays Capital U.S. Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.
(3)	The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(4)	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-US, an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI ex-US includes both developed and emerging markets.
(5)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.

The indices reflect reinvestment of all distributions and changes in market prices.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  23

The Fund’s Long-term Performance

Variable Portfolio — Moderate Portfolio

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Variable Portfolio — Moderate Portfolio (from 5/7/10 to 12/31/10) as compared to the performance of a widely cited performance index, the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended Index, consisting of 50% Barclays Capital U.S. Aggregate Bond Index, 35% Russell 3000® Index and 15% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-US. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
Since
inception
5/7/10
Variable Portfolio — Moderate Portfolio
Class 2 Cumulative value of $10,000	$11,021

Average annual total return	+10.21%

Barclays Capital U.S. Aggregate Bond Index(1)
Cumulative value of $10,000	$10,315

Average annual total return	+3.14%

Blended Index(2)
Cumulative value of $10,000	$11,061

Average annual total return	+10.62%

Russell 3000 Index(3)
Cumulative value of $10,000	$11,588

Average annual total return	+15.89%

MSCI All Country World Index ex-US(4)
Cumulative value of $10,000	$12,235

Average annual total return	+22.35%

24  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

(1)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(2)	The Blended Index for Moderate Portfolio is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI ACWI ex-US and bonds — Barclays Capital U.S. Aggregate Bond Index.
(3)	The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(4)	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-US, an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI ex-US includes both developed and emerging markets.

The indices reflect reinvestment of all distributions and changes in market prices.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  25

The Fund’s Long-term Performance

Variable Portfolio — Moderately Aggressive Portfolio

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Variable Portfolio — Moderately Aggressive Portfolio (from 5/7/10 to 12/31/10) as compared to the performance of a widely cited performance index, the Russell 3000® Index, as well as a Blended Index, consisting of 45.5% Russell 3000 Index, 35% Barclays Capital U.S. Aggregate Bond Index and 19.5% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-US. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
Since
inception
5/7/10
Variable Portfolio — Moderately Aggressive Portfolio
Class 2 Cumulative value of $10,000	$11,201

Average annual total return	+12.01%

Russell 3000 Index(1)
Cumulative value of $10,000	$11,588

Average annual total return	+15.89%

Blended Index(2)
Cumulative value of $10,000	$11,283

Average annual total return	+12.82%

Barclays Capital U.S. Aggregate Bond Index(3)
Cumulative value of $10,000	$10,315

Average annual total return	+3.14%

MSCI All Country World Index ex-US(4)
Cumulative value of $10,000	$12,235

Average annual total return	+22.35%

26  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

(1)	The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(2)	The Blended Index for Moderately Aggressive Portfolio is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI ACWI ex-US and bonds — Barclays Capital U.S. Aggregate Bond Index.
(3)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(4)	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-US, an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI ex-US includes both developed and emerging markets.

The indices reflect reinvestment of all distributions and changes in market prices.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  27

The Fund’s Long-term Performance

Variable Portfolio — Aggressive Portfolio

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Variable Portfolio — Aggressive Portfolio (from 5/7/10 to 12/31/10) as compared to the performance of a widely cited performance index, the Russell 3000® Index, as well as a Blended Index, consisting of 56% Russell 3000 Index, 24% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-US and 20% Barclays Capital U.S. Aggregate Bond Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
Since
inception
5/7/10
Variable Portfolio — Aggressive Portfolio
Class 2 Cumulative value of $10,000	$11,404

Average annual total return	+14.04%

Russell 3000 Index(1)
Cumulative value of $10,000	$11,588

Average annual total return	+15.89%

Blended Index(2)
Cumulative value of $10,000	$11,663

Average annual total return	+14.99%

MSCI All Country World Index ex-US(3)
Cumulative value of $10,000	$12,235

Average annual total return	+22.35%

Barclays Capital U.S. Aggregate Bond Index(4)
Cumulative value of $10,000	$10,315

Average annual total return	+3.14%

28  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

(1)	The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(2)	The Blended Index for Aggressive Portfolio is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI ACWI ex-US and bonds — Barclays Capital U.S. Aggregate Bond Index.
(3)	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-US, an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI ex-US includes both developed and emerging markets.
(4)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.

The indices reflect reinvestment of all distributions and changes in market prices.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  29

Fund Expenses Examples
(Unaudited)

You may not buy (nor will you own) shares of the Funds directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Funds or an authorized insurance company.

As a contract/policy owner investing in the Funds, you incur ongoing costs, which may include management fees and other expenses; distribution and service (Rule 12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies. In addition to the ongoing expenses which each Fund bears directly, each Fund’s shareholders indirectly bear the expenses of the underlying funds (also referred to as “acquired funds”) in which each Fund invests. Each Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

These examples are based on an investment of $1,000 invested at the beginning of the period indicated and held until Dec. 31, 2010.

Actual Expenses
The first line of each table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Direct expenses paid during the period” to estimate the expenses you paid on your account during this period. You can also estimate the direct and indirect expenses you paid over the period by using the number in the first line under the heading “Direct and indirect expenses paid during the period.”

Hypothetical Example for Comparison Purposes
The second line of each table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio for each class, and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of each table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

30  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Variable Portfolio — Conservative Portfolio

				Direct and
			Direct	indirect
	Beginning	Ending	expenses	expenses
	account value	account value	paid during	paid during
	July 1, 2010	Dec. 31, 2010	the period(a)	the period(b),(c)
Class 2

Actual(d)	$1,000	$1,065.90	$1.41	$4.69

Hypothetical (5% return before expenses)	$1,000	$1,023.84	$1.38	$4.59

Class 4

Actual(d)	$1,000	$1,066.90	$1.20	$4.48

Hypothetical (5% return before expenses)	$1,000	$1,024.05	$1.17	$4.39

Annualized Expense Ratios

Fund’s	Acquired fund	Total fund and
annualized	(underlying fund)	acquired fund fees
expense ratio	fees and expenses(c)	and expenses
Class 2.27%	.63%	.90%

Class 4.23%	.63%	.86%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Expenses are equal to the annualized expense ratio for each class as indicated above, plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(c)	Columbia Management Investment Advisers, LLC (the Investment Manager) and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until at least the end of the underlying funds’ next fiscal year, unless sooner terminated at the sole discretion of the underlying funds’ Board. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.75% for all classes. Had these commitments not been in place for the entire six month period ended Dec. 31, 2010, the actual direct and indirect expenses paid would have been $5.31 for Class 2 and $5.11 for Class 4; the hypothetical direct and indirect expenses paid would have been $5.20 for Class 2 and $5.00 for Class 4.
(d)	Based on the actual return for the six months ended Dec. 31, 2010: +6.59% for Class 2 and +6.69% for Class 4.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  31

Fund Expenses Examples (continued)

Variable Portfolio — Moderately Conservative Portfolio

				Direct and
			Direct	indirect
	Beginning	Ending	expenses	expenses
	account value	account value	paid during	paid during
	July 1, 2010	Dec. 31, 2010	the period(a)	the period(b),(c)
Class 2

Actual(d)	$1,000	$1,100.10	$1.43	$5.08

Hypothetical (5% return before expenses)	$1,000	$1,023.84	$1.38	$4.90

Class 4

Actual(d)	$1,000	$1,100.00	$1.11	$4.76

Hypothetical (5% return before expenses)	$1,000	$1,024.15	$1.07	$4.59

Annualized Expense Ratios

Fund’s	Acquired fund	Total fund and
annualized	(underlying fund)	acquired fund fees
expense ratio	fees and expenses(c)	and expenses
Class 2.27%	.69%	.96%

Class 4.21%	.69%	.90%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Expenses are equal to the annualized expense ratio for each class as indicated above, plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(c)	The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until at least the end of the underlying funds’ next fiscal year, unless sooner terminated at the sole discretion of the underlying funds’ Board. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.80% for all classes. Had these commitments not been in place for the entire six month period ended Dec. 31, 2010, the actual direct and indirect expenses paid would have been $5.66 for Class 2 and $5.35 for Class 4; the hypothetical direct and indirect expenses paid would have been $5.46 for Class 2 and $5.15 for Class 4.
(d)	Based on the actual return for the six months ended Dec. 31, 2010: +10.01% for Class 2 and +10.00% for Class 4.

32  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Variable Portfolio — Moderate Portfolio

				Direct and
			Direct	indirect
	Beginning	Ending	expenses	expenses
	account value	account value	paid during	paid during
	July 1, 2010	Dec. 31, 2010	the period(a)	the period(b),(c)
Class 2

Actual(d)	$1,000	$1,138.60	$1.46	$5.44

Hypothetical (5% return before expenses)	$1,000	$1,023.84	$1.38	$5.15

Class 4

Actual(d)	$1,000	$1,137.40	$1.08	$5.06

Hypothetical (5% return before expenses)	$1,000	$1,024.20	$1.02	$4.80

Annualized Expense Ratios

Fund’s	Acquired fund	Total fund and
annualized	(underlying fund)	acquired fund fees
expense ratio	fees and expenses(c)	and expenses
Class 2.27%	.74%	1.01%

Class 4.20%	.74%	.94%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Expenses are equal to the annualized expense ratio for each class as indicated above, plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(c)	The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until at least the end of the underlying funds’ next fiscal year, unless sooner terminated at the sole discretion of the underlying funds’ Board. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.86% for all classes. Had these commitments not been in place for the entire six month period ended Dec. 31, 2010, the actual direct and indirect expenses paid would have been $6.09 for Class 2 and $5.71 for Class 4; the hypothetical direct and indirect expenses paid would have been $5.76 for Class 2 and $5.41 for Class 4.
(d)	Based on the actual return for the six months ended Dec. 31, 2010: +13.86% for Class 2 and +13.74% for Class 4.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  33

Fund Expenses Examples (continued)

Variable Portfolio — Moderately Aggressive Portfolio

				Direct and
			Direct	indirect
	Beginning	Ending	expenses	expenses
	account value	account value	paid during	paid during
	July 1, 2010	Dec. 31, 2010	the period(a)	the period(b),(c)
Class 2

Actual(d)	$1,000	$1,173.00	$1.48	$5.75

Hypothetical (5% return before expenses)	$1,000	$1,023.84	$1.38	$5.36

Class 4

Actual(d)	$1,000	$1,174.00	$1.10	$5.37

Hypothetical (5% return before expenses)	$1,000	$1,024.20	$1.02	$5.00

Annualized Expense Ratios

Fund’s	Acquired fund	Total fund and
annualized	(underlying fund)	acquired fund fees
expense ratio	fees and expenses(c)	and expenses
Class 2.27%	.78%	1.05%

Class 4.20%	.78%	.98%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Expenses are equal to the annualized expense ratio for each class as indicated above, plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(c)	The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until at least the end of the underlying funds’ next fiscal year, unless sooner terminated at the sole discretion of the underlying funds’ Board. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.90% for all classes. Had these commitments not been in place for the entire six month period ended Dec. 31, 2010, the actual direct and indirect expenses paid would have been $6.41 for Class 2 and $6.03 for Class 4; the hypothetical direct and indirect expenses paid would have been $5.97 for Class 2 and $5.61 for Class 4.
(d)	Based on the actual return for the six months ended Dec. 31, 2010: +17.30% for Class 2 and +17.40% for Class 4.

34  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Variable Portfolio — Aggressive Portfolio

				Direct and
			Direct	indirect
	Beginning	Ending	expenses	expenses
	account value	account value	paid during	paid during
	July 1, 2010	Dec. 31, 2010	the period(a)	the period(b),(c)
Class 2

Actual(d)	$1,000	$1,208.80	$1.50	$6.07

Hypothetical (5% return before expenses)	$1,000	$1,023.84	$1.38	$5.56

Class 4

Actual(d)	$1,000	$1,208.80	$0.95	$5.51

Hypothetical (5% return before expenses)	$1,000	$1,024.35	$0.87	$5.05

Annualized Expense Ratios

Fund’s	Acquired fund	Total fund and
annualized	(underlying fund)	acquired fund fees
expense ratio	fees and expenses(c)	and expenses
Class 2.27%	.82%	1.09%

Class 4.17%	.82%	.99%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Expenses are equal to the annualized expense ratio for each class as indicated above, plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(c)	The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until at least the end of the underlying funds’ next fiscal year, unless sooner terminated at the sole discretion of the underlying funds’ Board. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.95% for all classes. Had these commitments not been in place for the entire six month period ended Dec. 31, 2010, the actual direct and indirect expenses paid would have been $6.79 for Class 2 and $6.24 for Class 4; the hypothetical direct and indirect expenses paid would have been $6.22 for Class 2 and $5.71 for Class 4.
(d)	Based on the actual return for the six months ended Dec. 31, 2010: +20.88% for Class 2 and +20.88% for Class 4.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  35

Investments in Affiliated Funds
Variable Portfolio — Conservative Portfolio
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Equity Funds (19.9%)
	Shares		Value(a)

Global Real Estate (0.5%)
Variable Portfolio – Morgan Stanley Global Real Estate Fund	838,964	(b)	$9,849,438

International (4.1%)
Variable Portfolio – AllianceBernstein International Value Fund	2,009,844		22,610,746
Variable Portfolio – Columbia Wanger International Equities Fund	475,978		5,859,285
Variable Portfolio – Invesco International Growth Fund	2,220,263		25,843,863
Variable Portfolio – Mondrian International Small Cap Fund	628,807		7,834,935
Variable Portfolio – Pyramis® International Equity Fund	1,952,029		22,584,979

Total			84,733,808

U.S. Large Cap (11.0%)
RiverSource Variable Portfolio – Diversified Equity Income Fund	2,527,443	(b)	33,336,979
Variable Portfolio – American Century Growth Fund	3,173,794	(b)	35,959,083
Variable Portfolio – Columbia Wanger U.S. Equities Fund	1,186,358	(b)	14,082,075
Variable Portfolio – Davis New York Venture Fund	2,382,562	(b)	23,825,617
Variable Portfolio – Marsico Growth Fund	2,693,664	(b)	32,485,585
Variable Portfolio – MFS Value Fund	3,090,129	(b)	33,249,784
Variable Portfolio – NFJ Dividend Value Fund	2,962,936	(b)	33,362,656
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	2,127,116	(b)	24,291,663

Total			230,593,442

U.S. Mid Cap (2.7%)
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	2,816,600	(b)	31,489,584
Variable Portfolio – Jennison Mid Cap Growth Fund	2,088,334	(b)	23,723,478

Total			55,213,062

U.S. Small Cap (1.6%)
Variable Portfolio – Partners Small Cap Growth Fund	724,016	(b)	8,521,668
Variable Portfolio – Partners Small Cap Value Fund	1,625,976	(b)	24,844,920

Total			33,366,588

Total Equity Funds
(Cost: $343,762,319)			$413,756,338

Fixed Income Funds (74.1%)
	Shares		Value(a)

Floating Rate (3.9%)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	8,270,018	(b,c)	$82,038,577

Global Bond (3.0%)
RiverSource Variable Portfolio – Global Bond Fund	5,369,992		62,828,910

High Yield (2.0%)
RiverSource Variable Portfolio – Income Opportunities Fund	3,817,494		40,809,007

Inflation Protected Securities (7.0%)
RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	15,309,501	(c)	146,052,644

Investment Grade (56.2%)
RiverSource Variable Portfolio – Diversified Bond Fund	22,332,518	(c)	245,657,692
RiverSource Variable Portfolio – Limited Duration Bond Fund	18,261,675	(b,c)	187,547,404
RiverSource Variable Portfolio – Short Duration U.S. Government Fund	6,994,895	(c)	72,607,013
Variable Portfolio – American Century Diversified Bond Fund	22,924,894	(b,c)	240,023,640
Variable Portfolio – J.P. Morgan Core Bond Fund	21,573,609	(b,c)	224,149,795
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	8,026,692	(b,c)	83,236,801
Variable Portfolio – Wells Fargo Short Duration Government Fund	11,216,602	(b,c)	114,297,178

Total			1,167,519,523

Multisector (2.0%)
RiverSource Variable Portfolio – Strategic Income Fund	3,872,464	(b)	41,125,564

Total Fixed Income Funds
(Cost: $1,518,529,518)			$1,540,374,225

Cash Equivalents (6.0%)
	Shares		Value(a)

Money Market
RiverSource Variable Portfolio – Cash Management Fund, 0.011%	123,848,188	(c)	$123,848,188

Total Cash Equivalents
(Cost: $123,848,188)			$123,848,188

Total Investments in Affiliated Funds
(Cost: $1,986,140,025)			$2,077,978,751

Notes to Investments in Affiliated Funds

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Investments in Underlying Affiliated Funds which exceed 5% of the underlying fund’s shares outstanding — See Note 6 to the financial statements.

36  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Variable Portfolio — Conservative Portfolio

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description	identical assets(a)	inputs	inputs	Total
Investments in Affiliated Funds	$2,077,978,751	$—	$—	$2,077,978,751

(a)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  37

Fair Value Measurements (continued)

Investments in Affiliated Funds
Variable Portfolio — Moderately Conservative Portfolio
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Fair Value Measurements (continued)

Equity Funds (37.0%)
	Shares		Value(a)

Global Real Estate (0.8%)
Variable Portfolio – Morgan Stanley Global Real Estate Fund	3,053,639	(b,c)	$35,849,728

International (9.0%)
Threadneedle Variable Portfolio – Emerging Markets Fund	1,351,436		24,258,284
Variable Portfolio – AllianceBernstein International Value Fund	8,865,687	(c)	99,738,979
Variable Portfolio – Columbia Wanger International Equities Fund	3,686,984	(c)	45,386,772
Variable Portfolio – Invesco International Growth Fund	11,728,168	(c)	136,515,878
Variable Portfolio – Mondrian International Small Cap Fund	2,681,207	(c)	33,407,836
Variable Portfolio – Pyramis® International Equity Fund	7,491,331	(c)	86,674,705

Total			425,982,454

U.S. Large Cap (19.8%)
RiverSource Variable Portfolio – Diversified Equity Income Fund	10,528,020	(b)	138,864,584
Variable Portfolio – American Century Growth Fund	12,562,440	(b,c)	142,332,442
Variable Portfolio – Columbia Wanger U.S. Equities Fund	4,545,608	(b,c)	53,956,367
Variable Portfolio – Davis New York Venture Fund	10,934,324	(b,c)	109,343,241
Variable Portfolio – Marsico Growth Fund	10,544,560	(b,c)	127,167,393
Variable Portfolio – MFS Value Fund	12,734,217	(b,c)	137,020,179
Variable Portfolio – NFJ Dividend Value Fund	12,165,886	(b,c)	136,987,872
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	8,315,037	(b,c)	94,957,725

Total			940,629,803

U.S. Mid Cap (4.6%)
RiverSource Variable Portfolio – Mid Cap Value Fund	5,373,933	(b,c)	58,898,308
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	6,321,605	(b,c)	70,675,546
Variable Portfolio – Jennison Mid Cap Growth Fund	7,728,559	(b,c)	87,796,426

Total			217,370,280

U.S. Small Cap (2.8%)
Variable Portfolio – Partners Small Cap Growth Fund	3,331,596	(b,c)	39,212,889
Variable Portfolio – Partners Small Cap Value Fund	6,039,275	(b,c)	92,280,130

Total			131,493,019

Total Equity Funds
(Cost: $1,458,904,822)			$1,751,325,284

Fixed Income Funds (61.1%)
	Shares		Value(a)

Floating Rate (1.9%)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	8,880,516	(b,c)	$88,094,714

Global Bond (2.2%)
RiverSource Variable Portfolio – Global Bond Fund	8,746,114	(c)	102,329,532

High Yield (1.4%)
RiverSource Variable Portfolio – Income Opportunities Fund	6,292,501	(c)	67,266,839

Inflation Protected Securities (6.8%)
RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	33,859,882	(c)	323,023,272

Investment Grade (47.9%)
RiverSource Variable Portfolio – Diversified Bond Fund	37,791,067	(c)	415,701,740
RiverSource Variable Portfolio – Limited Duration Bond Fund	41,732,545	(b,c)	428,593,234
RiverSource Variable Portfolio – Short Duration U.S. Government Fund	13,354,464	(c)	138,619,335
Variable Portfolio – American Century Diversified Bond Fund	39,486,444	(b,c)	413,423,065
Variable Portfolio – J.P. Morgan Core Bond Fund	35,291,767	(b,c)	366,681,463
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	22,236,835	(b,c)	230,595,978
Variable Portfolio – Wells Fargo Short Duration Government Fund	27,213,150	(b,c)	277,301,995

Total			2,270,916,810

Multisector (0.9%)
RiverSource Variable Portfolio – Strategic Income Fund	4,064,924	(b)	43,169,495

Total Fixed Income Funds
(Cost: $2,860,013,833)			$2,894,800,662

Cash Equivalents (1.9%)
	Shares		Value(a)

Money Market
RiverSource Variable Portfolio – Cash Management Fund, 0.011%	88,658,685	(c)	$88,658,685

Total Cash Equivalents
(Cost: $88,658,685)			$88,658,685

Total Investments in Affiliated Funds
(Cost: $4,407,577,340)			$4,734,784,631

Notes to Investments in Affiliated Funds

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Investments in Underlying Affiliated Funds which exceed 5% of the underlying fund’s shares outstanding — See Note 6 to the financial statements.

38  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Variable Portfolio — Moderately Conservative Portfolio

Fair Value Measurements (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description	identical assets(a)	inputs	inputs	Total
Investments in Affiliated Funds	$4,734,784,631	$—	$—	$4,734,784,631

(a)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  39

Investments in Affiliated Funds
Variable Portfolio — Moderate Portfolio
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Equity Funds (51.1%)
	Shares		Value(a)

Global Real Estate (1.0%)
Variable Portfolio – Morgan Stanley Global Real Estate Fund	15,188,776	(b,c)	$178,316,230

International (12.7%)
Threadneedle Variable Portfolio – Emerging Markets Fund	12,878,425	(c)	231,167,725
Variable Portfolio – AllianceBernstein International Value Fund	48,181,170	(c)	542,038,161
Variable Portfolio – Columbia Wanger International Equities Fund	19,037,017	(c)	234,345,683
Variable Portfolio – Invesco International Growth Fund	61,288,948	(c)	713,403,355
Variable Portfolio – Mondrian International Small Cap Fund	10,571,896	(c)	131,725,819
Variable Portfolio – Pyramis® International Equity Fund	34,628,442	(c)	400,651,078

Total			2,253,331,821

U.S. Large Cap (27.3%)
RiverSource Variable Portfolio – Diversified Equity Income Fund	51,013,059	(b,c)	672,862,244
Variable Portfolio – American Century Growth Fund	67,951,003	(b,c)	769,884,862
Variable Portfolio – Columbia Wanger U.S. Equities Fund	22,019,982	(b,c)	261,377,185
Variable Portfolio – Davis New York Venture Fund	58,762,289	(b,c)	587,622,892
Variable Portfolio – Marsico Growth Fund	57,007,517	(b,c)	687,510,658
Variable Portfolio – MFS Value Fund	62,293,986	(b,c)	670,283,290
Variable Portfolio – NFJ Dividend Value Fund	59,853,702	(b,c)	673,952,686
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	45,034,238	(b,c)	514,290,995

Total			4,837,784,812

U.S. Mid Cap (6.2%)
RiverSource Variable Portfolio – Mid Cap Value Fund	29,655,506	(b,c)	325,024,351
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	36,731,694	(b,c)	410,660,337
Variable Portfolio – Jennison Mid Cap Growth Fund	31,815,818	(b,c)	361,427,695

Total			1,097,112,383

U.S. Small Cap (3.9%)
Variable Portfolio – Partners Small Cap Growth Fund	14,515,364	(b,c)	170,845,839
Variable Portfolio – Partners Small Cap Value Fund	33,867,490	(b,c)	517,495,254

Total			688,341,093

Total Equity Funds
(Cost: $7,569,200,400)			$9,054,886,339

Fixed Income Funds (48.9%)
	Shares		Value(a)

Floating Rate (1.9%)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	34,182,017	(b,c)	$339,085,608

Global Bond (3.0%)
RiverSource Variable Portfolio – Global Bond Fund	44,927,930	(c)	525,656,785

High Yield (2.9%)
RiverSource Variable Portfolio – Income Opportunities Fund	47,940,550	(c)	512,484,484

Inflation Protected Securities (6.4%)
RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	118,838,090	(c)	1,133,715,382

Investment Grade (31.8%)
RiverSource Variable Portfolio – Diversified Bond Fund	90,167,940	(c)	991,847,343
RiverSource Variable Portfolio – Limited Duration Bond Fund	113,081,773	(b,c)	1,161,349,811
RiverSource Variable Portfolio – Short Duration U.S. Government Fund	29,231,164	(c)	303,419,483
Variable Portfolio – American Century Diversified Bond Fund	96,137,566	(b,c)	1,006,560,320
Variable Portfolio – J.P. Morgan Core Bond Fund	93,367,290	(b,c)	970,086,142
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	50,265,376	(b,c)	521,251,950
Variable Portfolio – Wells Fargo Short Duration Government Fund	67,185,777	(b,c)	684,623,063

Total			5,639,138,112

Multisector (2.9%)
RiverSource Variable Portfolio – Strategic Income Fund	47,598,559	(b,c)	505,496,698

Total Fixed Income Funds
(Cost: $8,530,423,537)			$8,655,577,069

Cash Equivalents (—%)
	Shares		Value(a)

Money Market
RiverSource Variable Portfolio – Cash Management Fund, 0.011%	316,994		$316,994

Total Cash Equivalents
(Cost: $316,994)			$316,994

Total Investments in Affiliated Funds
(Cost: $16,099,940,931)			$17,710,780,402

Notes to Investments in Affiliated Funds

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Investments in Underlying Affiliated Funds which exceed 5% of the underlying fund’s shares outstanding — See Note 6 to the financial statements.

40  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Variable Portfolio — Moderate Portfolio

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description	identical assets(a)	inputs	inputs	Total
Investments in Affiliated Funds	$17,710,780,402	$—	$—	$17,710,780,402

(a)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  41

Investments in Affiliated Funds
Variable Portfolio — Moderately Aggressive Portfolio
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Equity Funds (65.3%)
	Shares		Value(a)

Global Real Estate (1.0%)
Variable Portfolio – Morgan Stanley Global Real Estate Fund	9,899,542	(b,c)	$116,220,627

International (16.5%)
Threadneedle Variable Portfolio – Emerging Markets Fund	9,805,542	(c)	176,009,487
Variable Portfolio – AllianceBernstein International Value Fund	39,486,655	(c)	444,224,864
Variable Portfolio – Columbia Wanger International Equities Fund	12,925,343	(c)	159,110,977
Variable Portfolio – Invesco International Growth Fund	50,489,422	(c)	587,696,878
Variable Portfolio – Mondrian International Small Cap Fund	7,643,241	(c)	95,234,783
Variable Portfolio – Pyramis® International Equity Fund	33,982,190	(c)	393,173,934

Total			1,855,450,923

U.S. Large Cap (35.3%)
RiverSource Variable Portfolio – Diversified Equity Income Fund	41,252,644	(b,c)	544,122,369
Variable Portfolio – American Century Growth Fund	56,258,379	(b,c)	637,407,430
Variable Portfolio – Columbia Wanger U.S. Equities Fund	20,720,592	(b,c)	245,953,433
Variable Portfolio – Davis New York Venture Fund	48,391,882	(b,c)	483,918,824
Variable Portfolio – Marsico Growth Fund	47,205,408	(b,c)	569,297,223
Variable Portfolio – MFS Value Fund	49,154,937	(b,c)	528,907,125
Variable Portfolio – NFJ Dividend Value Fund	47,395,128	(b,c)	533,669,147
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	37,453,212	(b,c)	427,715,686

Total			3,970,991,237

U.S. Mid Cap (7.1%)
RiverSource Variable Portfolio – Mid Cap Value Fund	23,242,456	(b,c)	254,737,322
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	24,456,125	(b,c)	273,419,476
Variable Portfolio – Jennison Mid Cap Growth Fund	23,721,943	(b,c)	269,481,267

Total			797,638,065

U.S. Small Cap (5.4%)
Variable Portfolio – Partners Small Cap Growth Fund	17,116,851	(b,c)	201,465,335
Variable Portfolio – Partners Small Cap Value Fund	26,696,115	(b,c)	407,916,641

Total			609,381,976

Total Equity Funds
(Cost: $6,153,970,806)			$7,349,682,828

Fixed Income Funds (34.7%)
	Shares		Value(a)

Floating Rate (2.0%)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	22,167,815	(b,c)	$219,904,727

Global Bond (3.0%)
RiverSource Variable Portfolio – Global Bond Fund	28,877,419	(c)	337,865,808

High Yield (2.0%)
RiverSource Variable Portfolio – Income Opportunities Fund	20,743,364	(c)	221,746,557

Inflation Protected Securities (4.5%)
RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	52,855,981	(c)	504,246,060

Investment Grade (21.2%)
RiverSource Variable Portfolio – Diversified Bond Fund	47,259,500	(c)	519,854,501
RiverSource Variable Portfolio – Limited Duration Bond Fund	50,395,993	(b,c)	517,566,844
RiverSource Variable Portfolio – Short Duration U.S. Government Fund	18,748,483	(c)	194,609,254
Variable Portfolio – American Century Diversified Bond Fund	29,847,740	(b,c)	312,505,835
Variable Portfolio – J.P. Morgan Core Bond Fund	19,842,798	(b,c)	206,166,669
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	21,522,840	(b,c)	223,191,847
Variable Portfolio – Wells Fargo Short Duration Government Fund	41,442,303	(b,c)	422,297,064

Total			2,396,192,014

Multisector (2.0%)
RiverSource Variable Portfolio – Strategic Income Fund	20,860,269	(b,c)	221,536,054

Total Fixed Income Funds
(Cost: $3,847,798,828)			$3,901,491,220

Cash Equivalents (—%)
	Shares		Value(a)

Money Market
RiverSource Variable Portfolio – Cash Management Fund, 0.011%	10		$10

Total Cash Equivalents
(Cost: $10)			$10

Total Investments in Affiliated Funds
(Cost: $10,001,769,644)			$11,251,174,058

Notes to Investments in Affiliated Funds

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Investments in Underlying Affiliated Funds which exceed 5% of the underlying fund’s shares outstanding — See Note 6 to the financial statements.

42  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Variable Portfolio — Moderately Aggressive Portfolio

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description	identical assets(a)	inputs	inputs	Total
Investments in Affiliated Funds	$11,251,174,058	$—	$—	$11,251,174,058

(a)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  43

Investments in Affiliated Funds
Variable Portfolio — Aggressive Portfolio
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Equity Funds (79.8%)
	Shares		Value(a)

Global Real Estate (1.0%)
Variable Portfolio – Morgan Stanley Global Real Estate Fund	2,494,013	(b,c)	$29,279,717

International (20.5%)
Threadneedle Variable Portfolio – Emerging Markets Fund	3,290,609	(c)	59,066,424
Variable Portfolio – AllianceBernstein International Value Fund	12,913,405	(c)	145,275,806
Variable Portfolio – Columbia Wanger International Equities Fund	4,775,148	(c)	58,782,069
Variable Portfolio – Invesco International Growth Fund	15,604,092	(c)	181,631,626
Variable Portfolio – Mondrian International Small Cap Fund	2,712,443	(c)	33,797,037
Variable Portfolio – Pyramis® International Equity Fund	10,040,199	(c)	116,165,107

Total			594,718,069

U.S. Large Cap (42.2%)
RiverSource Variable Portfolio – Diversified Equity Income Fund	12,603,285	(b,c)	166,237,333
Variable Portfolio – American Century Growth Fund	17,243,405	(b,c)	195,367,784
Variable Portfolio – Columbia Wanger U.S. Equities Fund	6,860,293	(b,c)	81,431,673
Variable Portfolio – Davis New York Venture Fund	14,424,818	(b,c)	144,248,178
Variable Portfolio – Marsico Growth Fund	14,432,484	(b,c)	174,055,751
Variable Portfolio – MFS Value Fund	15,290,992	(b,c)	164,531,075
Variable Portfolio – NFJ Dividend Value Fund	14,826,847	(b,c)	166,950,301
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	11,504,881	(b,c)	131,385,739

Total			1,224,207,834

U.S. Mid Cap (9.6%)
RiverSource Variable Portfolio – Mid Cap Value Fund	7,438,751	(b,c)	81,528,708
Variable Portfolio – Goldman Sachs Mid Cap Value Fund	8,969,971	(b,c)	100,284,279
Variable Portfolio – Jennison Mid Cap Growth Fund	8,569,605	(b,c)	97,350,714

Total			279,163,701

U.S. Small Cap (6.5%)
Variable Portfolio – Partners Small Cap Growth Fund	5,408,283	(b,c)	63,655,487
Variable Portfolio – Partners Small Cap Value Fund	8,258,728	(b,c)	126,193,361

Total			189,848,848

Total Equity Funds
(Cost: $1,942,421,885)			$2,317,218,169

Fixed Income Funds (20.2%)
	Shares		Value(a)

Floating Rate (2.0%)
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	5,960,171	(b,c)	$59,124,897

Global Bond (2.0%)
RiverSource Variable Portfolio – Global Bond Fund	5,005,779		58,567,620

Inflation Protected Securities (3.6%)
RiverSource Variable Portfolio – Global Inflation Protected Securities Fund	10,788,291		102,920,296

Investment Grade (10.6%)
RiverSource Variable Portfolio – Diversified Bond Fund	4,662,679		51,289,471
RiverSource Variable Portfolio – Limited Duration Bond Fund	7,344,720	(b)	75,430,274
RiverSource Variable Portfolio – Short Duration U.S. Government Fund	2,373,390		24,635,793
Variable Portfolio – American Century Diversified Bond Fund	2,376,667	(b)	24,883,698
Variable Portfolio – J.P. Morgan Core Bond Fund	2,383,818	(b)	24,767,867
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	2,821,555	(b)	29,259,527
Variable Portfolio – Wells Fargo Short Duration Government Fund	7,388,262	(b)	75,286,388

Total			305,553,018

Multisector (2.0%)
RiverSource Variable Portfolio – Strategic Income Fund	5,575,557	(b,c)	59,212,417

Total Fixed Income Funds
(Cost: $574,901,675)			$585,378,248

Cash Equivalents (—%)
	Shares		Value(a)

Money Market
Columbia Short-Term Cash Fund, 0.229%	2		$2
RiverSource Variable Portfolio – Cash Management Fund, 0.011%	6		6

Total Cash Equivalents
(Cost: $8)			$8

Total Investments in Affiliated Funds
(Cost: $2,517,323,568)			$2,902,596,425

Notes to Investments in Affiliated Funds

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Investments in Underlying Affiliated Funds which exceed 5% of the underlying fund’s shares outstanding — See Note 6 to the financial statements.

44  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Variable Portfolio — Aggressive Portfolio

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description	identical assets(a)	inputs	inputs	Total
Investments in Affiliated Funds	$2,902,596,425	$—	$—	$2,902,596,425

(a)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  45

Statements of Assets and Liabilities

		Variable Portfolio —
	Variable Portfolio —	Moderately	Variable Portfolio —
	Conservative	Conservative	Moderate
Dec. 31, 2010	Portfolio	Portfolio	Portfolio
Assets
Investments in affiliated funds, at value
(identified cost $1,986,140,025, $4,407,577,340 and $16,099,940,931)	$2,077,978,751	$4,734,784,631	$17,710,780,402
Capital shares receivable	894,668	902,272	4,865,393
Dividends receivable from affiliated funds	34	24	—
Receivable for affiliated investments sold	3,192,524	3,976,084	15,367,074
Receivable from Investment Manager	171,495	449,386	1,797,146

Total assets	2,082,237,472	4,740,112,397	17,732,810,015

Liabilities
Capital shares payable	3,624,353	3,883,681	16,939,563
Accrued distribution fees	445,044	998,626	3,699,675
Accrued administrative services fees	35,601	79,884	295,950
Other accrued expenses	46,206	28,565	68,585

Total liabilities	4,151,204	4,990,756	21,003,773

Net assets applicable to outstanding shares	$2,078,086,268	$4,735,121,641	$17,711,806,242

Net assets applicable to outstanding shares:	Class 2	$237,556,204	$639,225,853	$2,208,756,602
	Class 4	$1,840,530,064	$4,095,895,788	$15,503,049,640
Outstanding shares of beneficial interest:	Class 2	22,570,740	59,363,553	200,678,873
	Class 4	174,986,423	379,847,952	1,407,612,023
Net asset value per share:	Class 2	$10.52	$10.77	$11.01
	Class 4	$10.52	$10.78	$11.01

The accompanying Notes to Financial Statements are an integral part of this statement.

46  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

	Variable Portfolio —
	Moderately	Variable Portfolio —
	Aggressive	Aggressive
Dec. 31, 2010	Portfolio	Portfolio
Assets
Investments in affiliated funds, at value
(identified cost $10,001,769,644 and $2,517,323,568)	$11,251,174,058	$2,902,596,425
Capital shares receivable	6,230,666	766,456
Receivable for affiliated investments sold	4,412,720	777,449
Receivable from Investment Manager	1,047,297	280,289

Total assets	11,262,864,741	2,904,420,619

Liabilities
Capital shares payable	8,525,310	1,062,242
Accrued distribution fees	2,338,751	601,327
Accrued administrative services fees	187,085	48,102
Other accrued expenses	51,510	32,736

Total liabilities	11,102,656	1,744,407

Net assets applicable to outstanding shares	$11,251,762,085	$2,902,676,212

Net assets applicable to outstanding shares:	Class 2	$1,310,385,343	$284,243,060
	Class 4	$9,941,376,742	$2,618,433,152
Outstanding shares of beneficial interest:	Class 2	117,123,829	25,184,098
	Class 4	887,739,769	231,875,487
Net asset value per share:	Class 2	$11.19	$11.29
	Class 4	$11.20	$11.29

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  47

Statements of Operations

		Variable Portfolio —
	Variable Portfolio —	Moderately	Variable Portfolio —
	Conservative	Conservative	Moderate
For the period from May 7, 2010(a) to Dec. 31, 2010	Portfolio	Portfolio	Portfolio
Investment income
Income:
Dividend distributions from underlying affiliated funds	$24,044,212	$43,275,194	$159,897,375

Expenses:
Distribution fees
Class 2	187,275	469,340	1,530,437
Class 4	2,865,302	6,099,761	22,687,120
Administrative services fees	244,187	525,486	1,937,249
Custodian fees	12,662	13,448	13,548
Printing and postage	28,317	16,367	87,365
Professional fees	25,636	25,636	25,340
Other	1,956	1,955	2,037

Total expenses	3,365,335	7,151,993	26,283,096
Expenses waived/reimbursed by the Investment Manager and its affiliates	(611,733)	(1,530,139)	(6,958,817)

Total net expenses	2,753,602	5,621,854	19,324,279

Investment income (loss) — net	21,290,610	37,653,340	140,573,096

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Sales of underlying affiliated funds	6,793,664	(1,145,796)	(25,967,899)
Capital gain distributions from underlying affiliated funds	243,310	525,652	1,807,526

Net realized gain (loss) on affiliated investments	7,036,974	(620,144)	(24,160,373)
Net change in unrealized appreciation (depreciation) on affiliated investments	91,838,798	327,207,301	1,610,839,481

Net gain (loss) on investments	98,875,772	326,587,157	1,586,679,108

Net increase (decrease) in net assets resulting from operations	$120,166,382	$364,240,497	$1,727,252,204

(a)	When shares became available.

The accompanying Notes to Financial Statements are an integral part of this statement.

48  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

	Variable Portfolio —
	Moderately	Variable Portfolio —
	Aggressive	Aggressive
For the period from May 7, 2010(a) to Dec. 31, 2010	Portfolio	Portfolio
Investment income
Income:
Dividend distributions from underlying affiliated funds	$80,882,314	$9,681,704

Expenses:
Distribution fees
Class 2	900,446	187,106
Class 4	14,373,178	3,726,765
Administrative services fees	1,221,792	313,085
Custodian fees	13,362	12,662
Printing and postage	52,836	15,568
Professional fees	25,636	25,636
Other	1,955	1,956

Total expenses	16,589,205	4,282,778
Expenses waived/reimbursed by the Investment Manager and its affiliates	(4,421,118)	(1,561,648)

Total net expenses	12,168,087	2,721,130

Investment income (loss) — net	68,714,227	6,960,574

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Sales of underlying affiliated funds	(22,157,277)	(6,054,484)
Capital gain distributions from underlying affiliated funds	797,404	163,520

Net realized gain (loss) on affiliated investments	(21,359,873)	(5,890,964)
Net change in unrealized appreciation (depreciation) on affiliated investments	1,249,404,424	385,272,873

Net gain (loss) on investments	1,228,044,551	379,381,909

Net increase (decrease) in net assets resulting from operations	$1,296,758,778	$386,342,483

(a)	When shares became available.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  49

Statements of Changes in Net Assets

		Variable Portfolio —
	Variable Portfolio —	Moderately	Variable Portfolio —
	Conservative	Conservative	Moderate
For the period from May 7, 2010(a) to Dec. 31, 2010	Portfolio	Portfolio	Portfolio
Operations
Investment income (loss) — net	$21,290,610	$37,653,340	$140,573,096
Net realized gain (loss) on affiliated investments	7,036,974	(620,144)	(24,160,373)
Net change in unrealized appreciation (depreciation) on affiliated investments	91,838,798	327,207,301	1,610,839,481

Net increase (decrease) in net assets resulting from operations	120,166,382	364,240,497	1,727,252,204

Share transactions
Proceeds from sales
Class 2 shares	234,214,876	614,342,216	2,083,627,737
Class 4 shares	1,909,309,669	3,945,746,679	14,424,675,804
Payments for redemptions
Class 2 shares	(3,834,394)	(3,348,448)	(2,435,738)
Class 4 shares	(181,825,535)	(185,867,432)	(521,321,894)

Increase (decrease) in net assets from share transactions	1,957,864,616	4,370,873,015	15,984,545,909

Total increase (decrease) in net assets	2,078,030,998	4,735,113,512	17,711,798,113
Net assets at beginning of year	55,270 (b)	8,129 (c)	8,129 (d)

Net assets at end of year	$2,078,086,268	$4,735,121,641	$17,711,806,242

(a)	When shares became available.
(b)	Initial capital of $5,000 for Class 2 was contributed on April 20, 2010. Initial capital of $50,000 and $640 for Class 4 was contributed on April 20, 2010 and May 3, 2010, respectively. The Fund had a decrease in net assets resulting from operations of $370 during the period from April 20, 2010 to May 7, 2010 (when shares became available).
(c)	Initial capital of $5,000 for Class 2 was contributed on April 20, 2010. Initial capital of $2,500 and $640 for Class 4 was contributed on April 20, 2010 and May 3, 2010, respectively. The Fund had a decrease in net assets resulting from operations of $11 during the period from April 20, 2010 to May 7, 2010 (when shares became available).
(d)	Initial capital of $5,000 for Class 2 was contributed on April 20, 2010. Initial capital of $2,500 and $640 for Class 4 was contributed on April 20, 2010 and May 3, 2010, respectively. The Fund had a decrease in net assets resulting from operations of $11 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

The accompanying Notes to Financial Statements are an integral part of this statement.

50  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

	Variable Portfolio —
	Moderately	Variable Portfolio —
	Aggressive	Aggressive
For the period from May 7, 2010(a) to Dec. 31, 2010	Portfolio	Portfolio
Operations
Investment income (loss) — net	$68,714,227	$6,960,574
Net realized gain (loss) on affiliated investments	(21,359,873)	(5,890,964)
Net change in unrealized appreciation (depreciation) on affiliated investments	1,249,404,424	385,272,873

Net increase (decrease) in net assets resulting from operations	1,296,758,778	386,342,483

Share transactions
Proceeds from sales
Class 2 shares	1,217,043,991	262,183,029
Class 4 shares	9,183,910,473	2,396,617,168
Payments for redemptions
Class 2 shares	(1,563,096)	(1,329,917)
Class 4 shares	(444,396,190)	(141,191,667)

Increase (decrease) in net assets from share transactions	9,954,995,178	2,516,278,613

Total increase (decrease) in net assets	11,251,753,956	2,902,621,096
Net assets at beginning of year	8,129 (b)	55,116 (c)

Net assets at end of year	$11,251,762,085	$2,902,676,212

(a)	When shares became available.
(b)	Initial capital of $5,000 for Class 2 was contributed on April 20, 2010. Initial capital of $2,500 and $640 for Class 4 was contributed on April 20, 2010 and May 3, 2010, respectively. The Fund had a decrease in net assets resulting from operations of $11 during the period from April 20, 2010 to May 7, 2010 (when shares became available).
(c)	Initial capital of $5,000 for Class 2 was contributed on April 20, 2010. Initial capital of $50,000 and $640 for Class 4 was contributed on April 20, 2010 and May 3, 2010, respectively. The Fund had a decrease in net assets resulting from operations of $524 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  51

Financial Highlights

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the period shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

Variable Portfolio — Conservative Portfolio

	Year ended
Class 2	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$9.93

Income from investment operations:
Net investment income (loss)	.04
Net gains (losses) (both realized and unrealized)	.55

Total from investment operations	.59

Net asset value, end of period	$10.52

Total return	5.94%

Ratios to average net assets(b)
Total expenses	.28%	(c)

Net investment income (loss)	.55%	(c)

Supplemental data
Net assets, end of period (in millions)	$238

Portfolio turnover rate	28%

	Year ended
Class 4	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$9.93

Income from investment operations:
Net investment income (loss)	.12
Net gains (losses) (both realized and unrealized)	.47

Total from investment operations	.59

Net asset value, end of period	$10.52

Total return	5.94%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	.28%	(c)

Net expenses after expense waiver/reimbursement(d)	.22%	(c)

Net investment income (loss)	1.84%	(c)

Supplemental data
Net assets, end of period (in millions)	$1,840

Portfolio turnover rate	28%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to Dec. 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (including fees and expenses of underlying funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

52  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Variable Portfolio — Moderately Conservative Portfolio

	Year ended
Class 2	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$9.99

Income from investment operations:
Net investment income (loss)	.03
Net gains (losses) (both realized and unrealized)	.75

Total from investment operations	.78

Net asset value, end of period	$10.77

Total return	7.81%

Ratios to average net assets(b)
Total expenses	.27%	(c)

Net investment income (loss)	.43%	(c)

Supplemental data
Net assets, end of period (in millions)	$639

Portfolio turnover rate	29%

	Year ended
Class 4	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$9.99

Income from investment operations:
Net investment income (loss)	.10
Net gains (losses) (both realized and unrealized)	.69

Total from investment operations	.79

Net asset value, end of period	$10.78

Total return	7.91%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	.28%	(c)

Net expenses after expense waiver/reimbursement(d)	.21%	(c)

Net investment income (loss)	1.52%	(c)

Supplemental data
Net assets, end of period (in millions)	$4,096

Portfolio turnover rate	29%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to Dec. 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (including fees and expenses of underlying funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  53

Financial Highlights (continued)

Variable Portfolio — Moderate Portfolio

	Year ended
Class 2	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$9.99

Income from investment operations:
Net investment income (loss)	.03
Net gains (losses) (both realized and unrealized)	.99

Total from investment operations	1.02

Net asset value, end of period	$11.01

Total return	10.21%

Ratios to average net assets(b)
Total expenses	.27%	(c)

Net investment income (loss)	.46%	(c)

Supplemental data
Net assets, end of period (in millions)	$2,209

Portfolio turnover rate	20%

	Year ended
Class 4	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$9.99

Income from investment operations:
Net investment income (loss)	.10
Net gains (losses) (both realized and unrealized)	.92

Total from investment operations	1.02

Net asset value, end of period	$11.01

Total return	10.21%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	.27%	(c)

Net expenses after expense waiver/reimbursement(d)	.20%	(c)

Net investment income (loss)	1.53%	(c)

Supplemental data
Net assets, end of period (in millions)	$15,503

Portfolio turnover rate	20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to Dec. 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (including fees and expenses of underlying funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

54  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Variable Portfolio — Moderately Aggressive Portfolio

	Year ended
Class 2	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$9.99

Income from investment operations:
Net investment income (loss)	.03
Net gains (losses) (both realized and unrealized)	1.17

Total from investment operations	1.20

Net asset value, end of period	$11.19

Total return	12.01%

Ratios to average net assets(b)
Total expenses	.27%	(c)

Net investment income (loss)	.43%	(c)

Supplemental data
Net assets, end of period (in millions)	$1,310

Portfolio turnover rate	18%

	Year ended
Class 4	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$9.99

Income from investment operations:
Net investment income (loss)	.08
Net gains (losses) (both realized and unrealized)	1.13

Total from investment operations	1.21

Net asset value, end of period	$11.20

Total return	12.11%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	.27%	(c)

Net expenses after expense waiver/reimbursement(d)	.20%	(c)

Net investment income (loss)	1.18%	(c)

Supplemental data
Net assets, end of period (in millions)	$9,941

Portfolio turnover rate	18%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to Dec. 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (including fees and expenses of underlying funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  55

Financial Highlights (continued)

Variable Portfolio — Aggressive Portfolio

	Year ended
Class 2	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$9.90

Income from investment operations:
Net investment income (loss)	.01
Net gains (losses) (both realized and unrealized)	1.38

Total from investment operations	1.39

Net asset value, end of period	$11.29

Total return	14.04%

Ratios to average net assets(b)
Total expenses	.27%	(c)

Net investment income (loss)	.19%	(c)

Supplemental data
Net assets, end of period (in millions)	$284

Portfolio turnover rate	20%

	Year ended
Class 4	Dec. 31,
Per share data	2010(a)
Net asset value, beginning of period	$9.90

Income from investment operations:
Net investment income (loss)	.03
Net gains (losses) (both realized and unrealized)	1.36

Total from investment operations	1.39

Net asset value, end of period	$11.29

Total return	14.04%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	.28%	(c)

Net expenses after expense waiver/reimbursement(d)	.17%	(c)

Net investment income (loss)	.46%	(c)

Supplemental data
Net assets, end of period (in millions)	$2,618

Portfolio turnover rate	20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to Dec. 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (including fees and expenses of underlying funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

56  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Notes to Financial Statements

1.	ORGANIZATION

RiverSource Variable Series Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each a Fund and collectively, the Funds): Variable Portfolio (VP) — Conservative Portfolio (Conservative Portfolio), VP — Moderately Conservative Portfolio (Moderately Conservative Portfolio), VP — Moderate Portfolio (Moderate Portfolio), VP — Moderately Aggressive Portfolio (Moderately Aggressive Portfolio) and VP — Aggressive Portfolio (Aggressive Portfolio). Each Fund operates as a diversified fund and has unlimited authorized shares of beneficial interest (without par value). References to shares and shareholders within these financial statements refer to partners’ interests and partners.

Each Fund is a “fund-of-funds” and invests in a combination of underlying affiliated funds* for which Columbia Management Investment Advisers, LLC (Columbia Management) or an affiliate acts as investment manager or principal underwriter. Columbia Management is the Investment Manager for the Funds.

Each Fund may offer Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies issued by affiliated life insurance companies. Class 4 shares are offered to participants in the Portfolio Navigator program, and to owners of other series of annuity contracts or life insurance policies issued by RiverSource Life Insurance Company or RiverSource Life Insurance Co. of New York. You may not buy (nor will you own) shares of the Funds directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in each Fund.

At Dec. 31, 2010, the Investment Manager and/or affiliates owned 100% of Class 2 and Class 4 shares of each Fund.

Both classes of shares have identical voting, dividend and liquidation rights. Each class has separate class specific expenses. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

*	For information on the goals, investment strategies and risks of the underlying funds please refer to Appendix A and B in the Funds’ most recent prospectus.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
Investments in the underlying funds are valued at their net asset value at the close of each business day.

Guarantees and indemnifications
Under each Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes
Each Fund is treated as a partnership for federal income tax purposes, and does not expect to make regular distributions. The Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of each Fund are subject to tax on their distributive share of the Fund’s income and losses. The components of each Fund’s net assets are reported at the partner level for tax purposes, and therefore, are not presented in the Statements of Assets and Liabilities. For the year ended Dec. 31, 2010, there were no distributions.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

Other
Security transactions, normally shares of the underlying funds, are accounted for as of trade date. Income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  57

Notes to Financial Statements (continued)

3.	EXPENSES

Management fees and underlying fund fees
The Funds do not pay the Investment Manager a direct management fee for managing its assets. In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds (also referred to as “acquired funds”) in which a Fund invests. Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

Administrative services fees
Under an Administrative Services Agreement, each Fund pays the Fund Administrator, an annual fee for administration and accounting services equal to 0.02% of each Fund’s average daily net assets. Prior to Jan. 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since Jan. 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Compensation to board members
Compensation to the Board of Trustees (the Board) members and certain other core expenses are paid directly by the underlying funds in which each Fund invests.

Distribution fees
The Funds have an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays the Distributor a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class 2 and Class 4 shares.

Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses for Class 2 and Class 4 shares until April 30, 2011, unless sooner terminated at the sole discretion of the Board. Any amounts waived will not be reimbursed by the Funds. Under this agreement, net expenses (excluding fees and expenses of underlying funds) will not exceed 0.32% of the Class 2 and Class 4 shares’ average daily net assets.

Under this agreement, net expenses (including fees and expenses of underlying funds) will not exceed the amounts shown below for Class 4 shares through April 30, 2012:

Net expenses
(including underlying
Fund	fund fees and expenses)
Conservative Portfolio	0.86%
Moderately Conservative Portfolio	0.90
Moderate Portfolio	0.94
Moderately Aggressive Portfolio	0.98
Aggressive Portfolio	0.99

For the year ended Dec. 31, 2010, the actual fees and expenses ratios were as follows for Class 4 shares:

		Acquired fund fees	Total
Fund	Annualized expenses	and expenses	expenses
Conservative Portfolio	0.28%	0.64%	0.92%
Moderately Conservative Portfolio	0.28	0.69	0.97
Moderate Portfolio	0.27	0.74	1.01
Moderately Aggressive Portfolio	0.27	0.78	1.05
Aggressive Portfolio	0.28	0.82	1.10

For the year ended Dec. 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses for Class 4 (excluding fees and expenses of underlying funds) were as presented in the table below. The net expenses ratios in the table below reflect fee waivers/reimbursements related to the indirect expenses.

58  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

		Fee waiver/expense
Fund	Annualized expenses	reimbursement	Net expenses
Conservative Portfolio	0.28%	(0.06)%	0.22%
Moderately Conservative Portfolio	0.28	(0.07)	0.21
Moderate Portfolio	0.27	(0.07)	0.20
Moderately Aggressive Portfolio	0.27	(0.07)	0.20
Aggressive Portfolio	0.28	(0.11)	0.17

4.	SECURITIES TRANSACTIONS

For the period from May 7, 2010 (when shares became available) to Dec. 31, 2010, cost of purchases and proceeds from sales of investments in underlying affiliated funds aggregated for each Fund were as follows:

Fund	Purchases	Proceeds
Conservative Portfolio	$2,517,187,219	$537,891,498
Moderately Conservative Portfolio	5,626,238,860	1,217,523,864
Moderate Portfolio	19,237,216,006	3,111,315,315
Moderately Aggressive Portfolio	11,791,211,617	1,767,292,836
Aggressive Portfolio	3,024,407,480	501,050,071

Realized gains and losses are determined on an identified cost basis.

5.	SHARE TRANSACTIONS

Transactions in shares for the period from May 7, 2010 (when shares became available) to Dec. 31, 2010 were as follows for each Fund:

	Conservative	Moderately	Moderate	Moderately	Aggressive
	Portfolio	Conservative Portfolio	Portfolio	Aggressive Portfolio	Portfolio
Class 2
Sold	22,940,148	59,685,478	200,919,511	117,278,065	25,311,959
Redeemed	(369,908)	(322,425)	(241,138)	(154,736)	(128,361)

Net increase (decrease)	22,570,240	59,363,053	200,678,373	117,123,329	25,183,598

Class 4
Sold	192,541,466	397,568,845	1,457,822,893	931,084,653	245,813,236
Redeemed	(17,560,107)	(17,721,207)	(50,211,184)	(43,345,198)	(13,942,814)

Net increase (decrease)	174,981,359	379,847,638	1,407,611,709	887,739,455	231,870,422

6.	INVESTMENTS IN UNDERLYING AFFILIATED FUNDS

The Funds do not invest in the underlying funds for the purpose of exercising management or control. At Dec. 31, 2010, each Fund held the following positions, which exceed 5% of the underlying fund’s shares outstanding:

Conservative Portfolio

Underlying fund	Percent of shares held
RiverSource VP — Cash Management Fund	14.76%
VP — J.P. Morgan Core Bond Fund	12.51
VP — American Century Diversified Bond Fund	12.03
VP — Eaton Vance Floating-Rate Income Fund	10.38
RiverSource VP — Limited Duration Bond Fund	7.93
VP — PIMCO Mortgage-Backed Securities Fund	7.69
VP — Wells Fargo Short Duration Government Fund	7.30
RiverSource VP — Short Duration U.S. Government Fund	6.33
RiverSource VP — Diversified Bond Fund	6.25
RiverSource VP — Global Inflation Protected Securities Fund	5.75

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  59

Notes to Financial Statements (continued)

Moderately Conservative Portfolio

Underlying fund	Percent of shares held
VP — PIMCO Mortgage-Backed Securities Fund	21.19%
VP — American Century Diversified Bond Fund	20.69
VP — J.P. Morgan Core Bond Fund	20.45
RiverSource VP — Limited Duration Bond Fund	18.07
VP — Wells Fargo Short Duration Government Fund	17.61
RiverSource VP — Global Inflation Protected Securities Fund	12.71
RiverSource VP — Short Duration U.S. Government Fund	12.00
VP — Eaton Vance Floating-Rate Income Fund	11.15
VP — Mondrian International Small Cap Fund	11.06
RiverSource VP — Cash Management Fund	10.56
RiverSource VP — Diversified Bond Fund	10.55
VP — Jennison Mid Cap Growth Fund	10.47
VP — Morgan Stanley Global Real Estate Fund	9.68
VP — Columbia Wanger International Equities Fund	8.99
VP — MFS Value Fund	8.94
VP — NFJ Dividend Value Fund	8.87
VP — Pyramis® International Equity Fund	8.50
VP — Invesco International Growth Fund	8.30
VP — Columbia Wanger U.S. Equities Fund	8.23
VP — Partners Small Cap Growth Fund	8.13
VP — Marsico Growth Fund	8.01
VP — American Century Growth Fund	8.00
VP — Nuveen Winslow Large Cap Growth Fund	7.98
VP — AllianceBernstein International Value Fund	7.95
VP — Goldman Sachs Mid Cap Value Fund	7.84
VP — Davis New York Venture Fund	7.66
RiverSource VP — Mid Cap Value Fund	6.89
VP — Partners Small Cap Value Fund	6.36
RiverSource VP — Global Bond Fund	6.36
RiverSource VP — Income Opportunities Fund	6.15

60  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Moderate Portfolio

Underlying fund	Percent of shares held
RiverSource VP — Strategic Income Fund	57.95%
VP — J.P. Morgan Core Bond Fund	54.10
VP — American Century Diversified Bond Fund	50.36
RiverSource VP — Limited Duration Bond Fund	48.96
VP — Morgan Stanley Global Real Estate Fund	48.14
VP — PIMCO Mortgage-Backed Securities Fund	47.89
RiverSource VP — Income Opportunities Fund	46.81
VP — Columbia Wanger International Equities Fund	46.42
VP — Goldman Sachs Mid Cap Value Fund	45.51
RiverSource VP — Global Inflation Protected Securities Fund	44.59
VP — MFS Value Fund	43.68
VP — Mondrian International Small Cap Fund	43.62
VP — NFJ Dividend Value Fund	43.62
VP — Wells Fargo Short Duration Government Fund	43.47
VP — Invesco International Growth Fund	43.35
VP — American Century Growth Fund	43.25
VP — Marsico Growth Fund	43.25
VP — AllianceBernstein International Value Fund	43.21
VP — Nuveen Winslow Large Cap Growth Fund	43.16
VP — Jennison Mid Cap Growth Fund	43.05
VP — Eaton Vance Floating-Rate Income Fund	42.90
VP — Davis New York Venture Fund	41.10
VP — Columbia Wanger U.S. Equities Fund	39.91
VP — Pyramis® International Equity Fund	39.31
RiverSource VP — Mid Cap Value Fund	37.97
VP — Partners Small Cap Value Fund	35.64
VP — Partners Small Cap Growth Fund	35.56
RiverSource VP — Global Bond Fund	32.66
RiverSource VP — Short Duration U.S. Government Fund	26.27
RiverSource VP — Diversified Bond Fund	25.16
Threadneedle VP — Emerging Markets Fund	22.00
RiverSource VP — Diversified Equity Income Fund	21.49

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  61

Notes to Financial Statements (continued)

Moderately Aggressive Portfolio

Underlying fund	Percent of shares held
VP — Partners Small Cap Growth Fund	41.50%
VP — Pyramis® International Equity Fund	38.57
VP — Columbia Wanger U.S. Equities Fund	37.32
VP — Nuveen Winslow Large Cap Growth Fund	35.83
VP — American Century Growth Fund	35.76
VP — Marsico Growth Fund	35.76
VP — Invesco International Growth Fund	35.71
VP — AllianceBernstein International Value Fund	35.41
VP — NFJ Dividend Value Fund	34.54
VP — MFS Value Fund	34.47
VP — Davis New York Venture Fund	33.85
VP — Jennison Mid Cap Growth Fund	32.04
VP — Mondrian International Small Cap Fund	31.53
VP — Columbia Wanger International Equities Fund	31.52
VP — Morgan Stanley Global Real Estate Fund	31.38
VP — Goldman Sachs Mid Cap Value Fund	30.25
RiverSource VP — Mid Cap Value Fund	29.66
VP — Partners Small Cap Value Fund	28.04
VP — Eaton Vance Floating-Rate Income Fund	27.82
VP — Wells Fargo Short Duration Government Fund	26.82
RiverSource VP — Strategic Income Fund	25.40
RiverSource VP — Limited Duration Bond Fund	21.82
RiverSource VP — Global Bond Fund	20.99
VP — PIMCO Mortgage-Backed Securities Fund	20.51
RiverSource VP — Income Opportunities Fund	20.26
RiverSource VP — Global Inflation Protected Securities Fund	19.83
RiverSource VP — Diversified Equity Income Fund	17.36
RiverSource VP — Short Duration U.S. Government Fund	16.85
Threadneedle VP — Emerging Markets Fund	16.75
VP — American Century Diversified Bond Fund	15.64
RiverSource VP — Diversified Bond Fund	13.19
VP — J.P. Morgan Core Bond Fund	11.50

62  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Aggressive Portfolio

Underlying fund	Percent of shares held
VP — Partners Small Cap Growth Fund	13.04%
VP — Columbia Wanger U.S. Equities Fund	12.30
VP — Columbia Wanger International Equities Fund	11.65
VP — AllianceBernstein International Value Fund	11.58
VP — Jennison Mid Cap Growth Fund	11.58
VP — Pyramis® International Equity Fund	11.40
VP — Mondrian International Small Cap Fund	11.19
VP — Goldman Sachs Mid Cap Value Fund	11.08
VP — Invesco International Growth Fund	11.04
VP — Nuveen Winslow Large Cap Growth Fund	11.00
VP — American Century Growth Fund	10.96
VP — Marsico Growth Fund	10.93
VP — NFJ Dividend Value Fund	10.80
VP — MFS Value Fund	10.72
VP — Davis New York Venture Fund	10.09
RiverSource VP — Mid Cap Value Fund	9.47
VP — Partners Small Cap Value Fund	8.66
VP — Morgan Stanley Global Real Estate Fund	7.91
VP — Eaton Vance Floating-Rate Income Fund	7.53
RiverSource VP — Strategic Income Fund	6.83
Threadneedle VP — Emerging Markets Fund	5.62
RiverSource VP — Diversified Equity Income Fund	5.30

Pyramis® is a registered mark of FMR LLC. Used under license.

7.	SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through the date of issuance of each Fund’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in each Fund’s financial statements.

8.	INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal to the Eighth Circuit.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  63

Notes to Financial Statements (continued)

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

64  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Variable Portfolio — Conservative Portfolio, Variable Portfolio — Moderately Conservative Portfolio, Variable Portfolio — Moderate Portfolio, Variable Portfolio — Moderately Aggressive Portfolio, Variable Portfolio — Aggressive Portfolio:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments in affiliated funds, of Variable Portfolio — Conservative Portfolio, Variable Portfolio — Moderately Conservative Portfolio, Variable Portfolio — Moderate Portfolio, Variable Portfolio — Moderately Aggressive Portfolio, and Variable Portfolio — Aggressive Portfolio (the Funds) (five of the portfolios constituting the RiverSource Variable Series Trust) as of December 31, 2010, and the related statements of operations, changes in net assets, and financial highlights for the period from May 7, 2010 (date shares became available) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within RiverSource Variable Series Trust at December 31, 2010, the results of their operations, changes in their net assets, and the financial highlights for the period from May 7, 2010 (date shares became available) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 23, 2011

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  65

Board Members and Officers

Shareholders elect a Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Funds and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since 3/1/85	Attorney and Consultant	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

66  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Funds and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Funds’ Board members and is available, without charge, upon request by calling 800.345.6611; or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Funds’ other officers are:

Fund Officers

Name,	Position held
address,	with Funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke One Financial Center Boston, MA 02111 Age 41	Treasurer since 1/12/11	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  67

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with Funds and	Principal occupation
age	length of service	during past five years
Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 47	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

68  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Funds hold investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available by searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services Agreement

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (Columbia Management) serves as investment manager, the Funds’ Board of Trustees (the Board) approved, subject to approval by shareholders, a new investment management services agreement between each Fund and Columbia Management (the IMS Agreement). The IMS Agreement was approved by the Funds’ shareholders at a meeting held on February 15, 2011. A discussion regarding the basis for the approval by the Board of the IMS Agreement is set forth under “Proposal 2 — Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission by RiverSource Variable Series Trust, on behalf of the Funds, on December 29, 2010, and is incorporated herein by reference.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  69

Results of Meeting of Shareholders

A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposal(s) is(are) set forth below. A vote is based on total dollar interest in the Fund.

Variable Portfolio — Conservative Portfolio

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

To approve the proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
1,922,628,220.676	71,844,702.188	90,936,273.968	0.000

Variable Portfolio — Moderately Conservative Portfolio

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

To approve the proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
4,385,296,542.042	150,031,608.943	169,631,919.474	0.000

Variable Portfolio — Moderate Portfolio

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

To approve the proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
16,242,730,420.816	584,888,875.478	651,310,545.858	0.000

Variable Portfolio — Moderately Aggressive Portfolio

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

To approve the proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
10,251,983,257.626	443,670,109.021	360,374,998.479	0.000

Variable Portfolio — Aggressive Portfolio

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

To approve the proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
2,634,206,808.382	124,260,167.209	86,609,369.044	0.000

70  VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

For Variable Portfolio — Conservative Portfolio, Variable Portfolio — Moderately Conservative Portfolio, Variable Portfolio — Moderate Portfolio, Variable Portfolio — Moderately Aggressive Portfolio and Variable Portfolio — Aggressive Portfolio

To elect trustees to the Board.*

	Dollars Voted	Dollars Voted		Broker
	“For”	“Withhold”	Abstentions	Non-Votes
01. Kathleen Blatz	85,732,330,925.401	2,161,235,444.983	0.000	0.000
02. Edward J. Boudreau, Jr.	85,673,485,406.317	2,220,080,964.066	0.000	0.000
03. Pamela G. Carlton	85,722,376,597.894	2,171,189,772.490	0.000	0.000
04. William P. Carmichael	85,643,539,019.219	2,250,027,351.164	0.000	0.000
05. Patricia M. Flynn	85,751,591,852.940	2,141,974,517.443	0.000	0.000
06. William A. Hawkins	85,657,532,176.189	2,236,034,194.194	0.000	0.000
07. R. Glenn Hilliard	85,665,428,549.984	2,228,137,820.399	0.000	0.000
08. Stephen R. Lewis, Jr.	85,639,974,730.212	2,253,591,640.172	0.000	0.000
09. John F. Maher	85,736,381,082.381	2,157,185,288.003	0.000	0.000
10. John J. Nagorniak	85,682,120,630.145	2,211,445,740.239	0.000	0.000
11. Catherine James Paglia	85,735,331,549.560	2,158,234,820.823	0.000	0.000
12. Leroy C. Richie	85,653,550,045.826	2,240,016,324.558	0.000	0.000
13. Anthony M. Santomero	85,666,213,293.518	2,227,353,076.865	0.000	0.000
14. Minor M. Shaw	85,664,608,794.944	2,228,957,575.439	0.000	0.000
15. Alison Taunton-Rigby	85,706,213,173.460	2,187,353,196.924	0.000	0.000
16. William F. Truscott	85,703,911,339.245	2,189,655,031.138	0.000	0.000

*	All dollars of RiverSource Variable Series Trust are voted together as a single class for election of trustees.

VARIABLE PORTFOLIOS — 2010 ANNUAL REPORT  71

Variable Portfolios
P.O. Box 8081
Boston, MA 02266-8081

This report must be accompanied or preceded by the Fund’s current prospectus. Variable Portfolios are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6534 D (3/11)

Annual Report

Variable Portfolio Funds

Annual Report for the Period Ended
December 31, 2010

References to “Fund” throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:

RiverSource Variable Portfolio – Limited Duration Bond Fund
RiverSource Variable Portfolio – Strategic Income Fund
Variable Portfolio – AllianceBernstein International Value Fund
Variable Portfolio – American Century Diversified Bond Fund
Variable Portfolio – American Century Growth Fund
Variable Portfolio – Columbia Wanger International Equities Fund
Variable Portfolio – Columbia Wanger U.S. Equities Fund
Variable Portfolio – Eaton Vance Floating-Rate Income Fund
Variable Portfolio – Invesco International Growth Fund
Variable Portfolio – J.P. Morgan Core Bond Fund
Variable Portfolio – Jennison Mid Cap Growth Fund
Variable Portfolio – MFS Value Fund
Variable Portfolio – Marsico Growth Fund
Variable Portfolio – Mondrian International Small Cap Fund
Variable Portfolio – Morgan Stanley Global Real Estate Fund
Variable Portfolio – NFJ Dividend Value Fund
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund
(formerly known as Variable Portfolio – UBS Large Cap Growth Fund)
Variable Portfolio – Partners Small Cap Growth Fund
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund
Variable Portfolio – Pyramis® International Equity Fund
Variable Portfolio – Wells Fargo Short Duration Government Fund

 Not FDIC insured - May Lose Value - No Bank Guarantee

Please remember that you may not buy (nor will you own) shares of the Funds directly. You Invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Funds.

This annual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

This page left blank intentionally

The Variable Portfolio (VP) Funds provide several alternatives to consider for investment through your variable annuity contract or life insurance policy.

2010 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

RiverSource Variable Portfolio – Limited Duration Bond Fund
Your Fund at a Glance	2
Manager Commentary	3
The Fund’s Long-term Performance	6
RiverSource Variable Portfolio – Strategic Income Fund
Your Fund at a Glance	8
Manager Commentary	9
The Fund’s Long-term Performance	12
Variable Portfolio – AllianceBernstein International Value Fund
Your Fund at a Glance	14
Manager Commentary	15
The Fund’s Long-term Performance	18
Variable Portfolio – American Century Diversified Bond Fund
Your Fund at a Glance	20
Manager Commentary	21
The Fund’s Long-term Performance	24
Variable Portfolio – American Century Growth Fund
Your Fund at a Glance	26
Manager Commentary	27
The Fund’s Long-term Performance	30
Variable Portfolio – Columbia Wanger International Equities Fund
Your Fund at a Glance	32
Manager Commentary	33
The Fund’s Long-term Performance	36
Variable Portfolio – Columbia Wanger U.S. Equities Fund
Your Fund at a Glance	38
Manager Commentary	39
The Fund’s Long-term Performance	42
Variable Portfolio – Eaton Vance Floating-Rate Income Fund
Your Fund at a Glance	44
Manager Commentary	45
The Fund’s Long-term Performance	48
Variable Portfolio – Invesco International Growth Fund
Your Fund at a Glance	50
Manager Commentary	51
The Fund’s Long-term Performance	54
Variable Portfolio – J.P. Morgan Core Bond Fund
Your Fund at a Glance	56
Manager Commentary	57
The Fund’s Long-term Performance	60
Variable Portfolio – Jennison Mid Cap Growth Fund
Your Fund at a Glance	62
Manager Commentary	63
The Fund’s Long-term Performance	66
Variable Portfolio – MFS Value Fund
Your Fund at a Glance	68
Manager Commentary	69
The Fund’s Long-term Performance	72
Variable Portfolio – Marsico Growth Fund
Your Fund at a Glance	74
Manager Commentary	75
The Fund’s Long-term Performance	78
Variable Portfolio – Mondrian International Small Cap Fund
Your Fund at a Glance	80
Manager Commentary	81
The Fund’s Long-term Performance	84
Variable Portfolio – Morgan Stanley Global Real Estate Fund
Your Fund at a Glance	86
Manager Commentary	87
The Fund’s Long-term Performance	90
Variable Portfolio – NFJ Dividend Value Fund
Your Fund at a Glance	92
Manager Commentary	93
The Fund’s Long-term Performance	96
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund
Your Fund at a Glance	98
Manager Commentary	99
The Fund’s Long-term Performance	102
Variable Portfolio – Partners Small Cap Growth Fund
Your Fund at a Glance	104
Manager Commentary	105
The Fund’s Long-term Performance	110
Variable Portfolio – PIMCO Mortgage-Backed Securities Fund
Your Fund at a Glance	112
Manager Commentary	113
The Fund’s Long-term Performance	116
Variable Portfolio – Pyramis® International Equity Fund
Your Fund at a Glance	118
Manager Commentary	119
The Fund’s Long-term Performance	122
Variable Portfolio – Wells Fargo Short Duration Government Fund
Your Fund at a Glance	124
Manager Commentary	125
The Fund’s Long-term Performance	128
Fund Expenses Examples	130
Portfolio of Investments	138
Statement of Assets and Liabilities	310
Statement of Operations	318
Statement of Changes in Net Assets	325
Financial Highlights	332
Notes to Financial Statements	353
Report of Independent Registered Public Accounting Firm	380
Board Members and Officers	382
Proxy Voting	385
Approval of Subadvisory Agreement between Winslow Capital Management, Inc. and Columbia Management Investment Advisers, LLC	385
Approval of Investment Management Services Agreement	386
Results of Meeting of Shareholders	386

See the Fund’s prospectus for risks associated with investing in the Funds.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  1

Your Fund at a Glance

RiverSource VP – Limited Duration Bond Fund

FUND SUMMARY

>	RiverSource VP – Limited Duration Bond Fund (the Fund) Class 2 shares gained 2.50% for the period from the Fund’s inception date on May 7, 2010 through December 31, 2010 (the “reporting period”).

>	The Fund modestly lagged its benchmark, the Barclays Capital U.S. 1-5 Year Credit Index, which advanced 2.87% for the reporting period.

>	The Fund’s peer group, as represented by the Lipper Short-Intermediate Investment Grade Debt Funds Index, increased 2.85% during the reporting period.

TOTAL RETURNS (for period ended December 31, 2010)

Since
Inception*
5/7/10
RiverSource VP — Limited Duration Bond Fund Class 1	+2.70%

Class 2	+2.50%

Barclays Capital U.S. 1-5 Year Credit Index (unmanaged)	+2.87%

Lipper Short-Intermediate Investment Grade Debt Funds Index (unmanaged)	+2.85%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity contract or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest in an index.

2  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

RiverSource VP – Limited Duration Bond Fund

RiverSource VP – Limited Duration Bond Fund (the Fund) Class 2 shares gained 2.50% for the period from the Fund’s commencement date on May 7, 2010 through December 31, 2010. The Fund modestly lagged its benchmark, the Barclays Capital U.S. 1-5 Year Credit Index, which advanced 2.87% for the reporting period. The Fund’s peer group, as represented by the Lipper Short-Intermediate Investment Grade Debt Funds Index, increased 2.85% during the reporting period.

Significant performance factors
The year 2010 was generally a period of solid performance for the non-Treasury sectors of the fixed income market. The corporate bond market rally was interrupted mid-year by heightened worries about the sovereign debt crisis in peripheral Europe, the potential contagion effect of the BP well explosion in the Gulf of Mexico, and the trajectory of the nascent global economic recovery. Investors questioned whether the recovery could be sustained without the tremendous fiscal and monetary stimulus injected into the economy since the 2008 credit crisis. Investors were also uncertain about how much of the first quarter 2010 rebound in corporate earnings was attributable merely to rebuilding of inventories. However, as the European Union acted to contain the sovereign crisis on the continent and the U.S. Federal Reserve Board (the Fed) held on to its aggressive monetary policy, including the introduction of another round of quantitative easing, investors became increasingly convinced that non-Treasury fixed income sectors would benefit.

Throughout the year 2010, the Fed maintained its highly accommodative stance. The Fed kept the federal funds target rate anchored between 0% and 0.25%, with no indication that it would raise rates any time soon. As indicated, the Fed also formally undertook in November an aggressive securities purchase program, known as quantitative easing, whereby it committed to purchase $600 billion of Treasury securities by mid-2011, in an effort to hold down interest rates and give a boost to the economic recovery. While the announcement of this quantitative easing program had the opposite effect on U.S. Treasury securities (i.e., the yield on the five-year U.S. Treasury note rose in the weeks following the Fed’s announcement in early November), the equity markets and the corporate bond markets rallied through year end.

Given this supportive backdrop overall, the Fund benefited most from its overweighted allocation to investment grade corporate bonds and its underweighted exposure to high quality sovereign bonds, U.S. Treasury securities and government agency securities relative to its benchmark. An emphasis on BBB-rated investment grade corporate bonds and exposure to high yield corporate bonds especially helped, as each of these lower quality market segments meaningfully outperformed both higher quality corporate bonds and U.S. Treasuries during the reporting period. Effective individual issue selection within the investment grade corporate bond sector further boosted the Fund’s results, with holdings among the BBB-rated industrials and utilities segments of the corporate bond market adding particular value.

To a more modest degree, the Fund’s duration positioning also added to the Fund’s performance. The Fund had a shorter duration than the benchmark given a markedly asymmetric risk/reward profile in shorter-term Treasury rates. For example, as five-year Treasury rates approached 1%, it was a likely outcome that rates would subsequently move up materially. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

PORTFOLIO BREAKDOWN(1) (at December 31, 2010)

Corporate Bonds and Notes	98.1%

Other(2)	1.9%

(1)	Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  3

Manager Commentary (continued)

RiverSource VP – Limited Duration Bond Fund

Detracting from Fund results was its underweighted position in the financials segment of the corporate bond market and, within the financials segment, an underweighted exposure to lower-rated issuers. In our view, there were other market segments where confidence in the credit outlook was better. However, the financials segment of the corporate bond market proved to be a strong performer during the reporting period.

Also detracting slightly from the Fund’s results was its yield curve positioning. The Fund had an emphasis on the five-year part of the Treasury yield curve, or spectrum of maturities, and a resultant underweight to the two-to-three year part of the yield curve relative to the benchmark. As the Treasury yield curve steepened during the reporting period, meaning shorter-term yields fell more than longer-term yields, this positioning hurt a bit. Partially offsetting this was the Fund’s greater allocation to corporate bonds with five-year maturities, as these longer-dated securities performed well amidst the significant rally in corporate bond rates during the reporting period.

Changes to the Fund’s portfolio
With the Fund commencing operations in early May, its positioning at the end of the reporting period reflects our strategy since inception. The Fund’s exposure to high yield corporate bonds, its focus on BBB-rated non-cyclical industrials and utilities, its underweight to financials and its short duration positioning remained unchanged throughout the reporting period.

Our future strategy
Generally, our view is that U.S. Treasury rates will rise over the coming months and that the Treasury yield curve may flatten modestly, meaning the differential between shorter-term and longer-term rates may narrow. At the end of December, we believed that Treasury rates were not reflecting economic conditions but rather reflected the view that the Fed will use its purchase authority and control of the federal funds rate to keep yields excessively low across the spectrum of maturities. We expect the difference in yields between non-Treasury sectors and U.S. Treasuries to continue to narrow, particularly in lower quality credit, including BBB-rated investment grade bonds and high yield corporate bonds. Fundamentals within the corporate bond sector were strong at the end of the reporting period, and we believe will improve or deteriorate only slightly if companies rush to invest the large cash balances they currently hold. In short, then, we believe that non-Treasury sectors of the fixed income market will generally outperform U.S. Treasuries in the months ahead.

We currently intend to maintain the Fund’s sizable exposure to BBB-rated, non-cyclical corporate bonds with an underweight to financials and government bonds relative to the benchmark. Within the Fund’s investment grade allocation, we expect to continue to focus on bonds with four-to-five year maturities, where we believe the compensation potential is more attractive relative to bonds with two-to-three year maturities. We also intend to maintain the Fund’s position in high yield corporate bonds, where the differential in yield between these securities and duration-equivalent U.S. Treasuries remains attractive by historical standards and the default rate continues to decline. We currently intend to maintain the Fund’s duration shorter than that of the benchmark until rates reflect a

QUALITY BREAKDOWN(1) (at December 31, 2010)

AA rating	3.1%

A rating	17.4%

BBB rating	66.8%

BB rating	11.2%

B rating	1.5%

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor’s rating is used to determine the credit quality of a security. Standard and Poor’s rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor’s doesn’t rate a security, then Moody’s rating is used. Columbia Management Investment Advisers, LLC (the Investment Manager) rates a security using an internal rating system when Moody’s doesn’t provide a rating.

4  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Limited Duration Bond Fund

stable to improving economy. Indeed, we may even shorten the Fund’s duration further if rates were to again approach levels that existed as recently as early November.

Of course, we will continue to closely monitor Fed policy shifts, economic data releases, supply/demand factors and interest rate movements and adjust the portfolio’s holdings and duration stance if necessary. We will maintain, above all, a disciplined focus on individual security selection, researching in depth each issuer’s competitive position, corporate strategy, liquidity and capital adequacy. We also analyze factors such as credit quality, interest rate outlook and price to select what we consider to be the most attractive securities within each industry.

Tom Murphy, CFA® Portfolio Manager	Timothy Doubek, CFA® Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  5

The Fund’s Long-term Performance

RiverSource VP – Limited Duration Bond Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource VP – Limited Duration Bond Fund Class 2 shares (from 5/7/10 to 12/31/10) as compared to the performance of the Barclays Capital U.S. 1-5 Year Credit Index and the Lipper Short-Intermediate Investment Grade Debt Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS

Results at December 31, 2010
Since
inception*
5/7/10
RiverSource VP – Limited Duration Bond Fund
Class 2 Cumulative value of $10,000	$10,250

Total return	+2.50%

Barclays Capital U.S. 1-5 Year Credit Index(1)
Cumulative value of $10,000	$10,288

Total return	+2.87%

Lipper Short-Intermediate Investment Grade Debt Funds Index(2)
Cumulative value of $10,000	$10,285

Total return	+2.85%

*	Not annualized.

Results for Class 1 shares can be found on page 2.

6  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Limited Duration Bond Fund

(1)	The Barclays Capital U.S. 1-5 Year Credit Index is an unmanaged index of dollar-denominated, non-convertible U.S. corporate fixed-income securities. The index also includes specified foreign fixed-income securities that meet its maturity, liquidity and quality requirements. Only publicly issued fixed-income securities with a remaining maturity from one to five years are included. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Short-Intermediate Investment Grade Debt Funds Index includes the 30 largest short-intermediate investment grade debt funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  7

Your Fund at a Glance

RiverSource VP – Strategic Income Fund

FUND SUMMARY

>	RiverSource VP – Strategic Income Fund (the Fund) Class 2 shares gained 6.10% for the period from the Fund’s commencement date on May 7, 2010 through December 31, 2010.

>	The Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (Barclays Index), an unmanaged index representing U.S. taxable investment-grade bonds, which increased 3.14% during the same period.

>	The Fund underperformed the Lipper Multi-Sector Income Funds Index, representing the Fund’s peer group, which advanced 7.35%.

TOTAL RETURNS (for period ended December 31, 2010)

Since
Inception*
5/7/10
RiverSource VP — Strategic Income Fund Class 1	+6.20%

Class 2	+6.10%

Barclays Index (unmanaged)	+3.14%

Lipper Multi-Sector Income Funds Index (unmanaged)	+7.35%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity contract or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest in an index.

8  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

RiverSource VP – Strategic Income Fund

In August 2010, the Board of Trustees of RiverSource Variable Portfolio – Strategic Income Fund (the “Fund”) approved a proposal to merge the Fund with and into Columbia Strategic Income Fund, Variable Series. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about Columbia Strategic Income Fund, Variable Series and the definitive terms of the merger are included in proxy materials mailed to shareholders who owned shares of the Fund on December 17, 2010. The proposal was approved at a meeting of shareholders held on February 15, 2011, and is expected to close before the end of the second quarter 2011. For more information, see “Results of Meeting of Shareholders”.

RiverSource VP – Strategic Income Fund (the Fund) Class 2 shares gained 6.10% for the period from the Fund’s commencement date on May 7, 2010 through December 31, 2010. The Fund outperformed the 3.14% increase of its benchmark, the Barclays Capital U.S. Aggregate Bond Index (Barclays Index), an unmanaged index representing U.S. taxable investment-grade bonds, during the same period. The Fund underperformed the Lipper Multi-Sector Income Funds Index, representing the Fund’s peer group, which advanced 7.35%.

Significant performance factors
The year 2010 was characterized by continued recovery in the economy and financial markets alike. However, the path was not exactly a smooth one, as stubbornly high unemployment in the U.S. and sovereign debt concerns in Europe weighed heavily on investor sentiment. Despite volatility, the year ended on a positive note as investors were encouraged by accommodative monetary policy from the Federal Reserve Board (the Fed), clarity on tax policy and improved economic data in the fourth quarter. Throughout the year, the Fed held short-term interest rates near zero. In November, the Fed began a new large-scale asset purchase program via a second round of quantitative easing. With the backdrop of an improving economy, loose monetary policy and low inflation, financial assets performed well virtually across the board. Yields on U.S. Treasury securities declined, and yields on non-Treasury bonds declined even further as spreads, or the differential in yields between these non-Treasury sectors and duration-equivalent Treasuries, tightened. The decline in interest rates was most notable during the second and third quarters of the year. Initially, the rally was sparked by sovereign debt concerns in Greece. Later in the summer, as U.S. economic data began to slow, interest rates continued their decline on investor anticipation of additional bond purchases by the Fed. Interest rates rose during the fourth quarter as economic data improved, but still ended the year lower than where they had started. Indeed, investors saw broad gains across nearly all sectors of the fixed income market during the 12 months ended Dec. 31, 2010.

A significant allocation to high yield corporate bonds helped the Fund’s performance most during the reporting period, as high yield corporate bonds generated strong excess returns with the yield differential between these securities and duration-equivalent U.S. Treasuries tightening. Also, having only a modest exposure to foreign developed market bonds helped performance, as the U.S. dollar strengthened against most other developed market

ASSET ALLOCATION & PORTFOLIO BREAKDOWN(1) (at December 31, 2010)

Bonds	92.9%

Commercial Mortgage-Backed Securities	2.3%

Corporate Bonds & Notes	51.5%

Foreign Government Obligations	23.9%

Municipal Bonds	0.1%

Residential Mortgage-Backed Securities — Agency	4.6%

U.S. Treasury Obligations	10.5%

Senior Loans	0.9%

Other(2)	6.2%

(1)	Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  9

Manager Commentary (continued)

RiverSource VP – Strategic Income Fund

currencies during the reporting period. Remember, as the value of the U.S. dollar increases, the dollar value of foreign investments typically declines and vice versa. Effective security selection within foreign developed bonds and emerging market bonds also contributed positively to Fund results.

Duration positioning further boosted the Fund’s performance. The Fund had a shorter duration overall than the Barclays Index heading into the fourth calendar quarter, which benefited the Fund as interest rates rose. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve positioning did not have a meaningful impact on Fund results during the reporting period.

Conversely, individual issue selection within the commercial mortgage-backed securities and high yield corporate bond segments of the market detracted from the Fund’s results. So, too, did an allocation to Treasury inflation protected securities (TIPS) earlier in the reporting period.

Changes to the Fund’s portfolio
The Fund held a short duration position compared to the Barclays Index into the fourth quarter but then finished the reporting period with a rather neutral duration stance versus the Barclays Index. Throughout the reporting period, we reduced the Fund’s position in foreign developed market bonds, as yields declined and sovereign debt concerns escalated. Toward the end of the reporting period, we added bank loan exposure to the Fund, as we expect these investments to perform well should the economy continue to expand and investors begin to price in expectations of rate increases by the Fed.

Our future strategy
We expect cyclical factors to both support economic growth in 2011 and allow the unemployment rate to drift lower as hiring accelerates. Should the economic backdrop indeed remain favorable, we expect U.S. Treasury yields to rise somewhat and thus we continue to prefer the value offered by non-Treasury sectors. While current yield levels are low by historical standards, we believe fixed income assets remain well positioned to generate attractive real returns in an environment in which core inflation remains persistently low.

QUALITY BREAKDOWN(1) (at December 31, 2010)

AAA rating	26.9%

AA rating	2.3%

A rating	6.7%

BBB rating	15.2%

BB rating	20.4%

B rating	23.1%

CCC rating	4.8%

Non-rated	0.6%

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor’s rating is used to determine the credit quality of a security. Standard and Poor’s rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor’s doesn’t rate a security, then Moody’s rating is used. Columbia Management Investment Advisers, LLC (the Investment Manager) rates a security using an internal rating system when Moody’s doesn’t provide a rating. Ratings for 0.2% of the bond portfolio assets were determined through internal analysis.

10  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Strategic Income Fund

Going forward, then, we have positioned the Fund for a slow growth, low inflation economic environment in which the corporate bond market is well supported. More specifically, at the end of December, the Fund had significant allocations to high yield corporate bonds and bank loans, which we expect to perform well amidst low inflation conditions. The Fund also had a somewhat sizable position in emerging market bonds, where fundamentals are strong and some value, we believe, still exists. On the other hand, the Fund had only modest exposure to foreign developed market bonds, which remain under stress from sovereign debt concerns. At the end of the reporting period, the Fund had a neutral duration stance relative to the Barclays Index. However, we expect interest rate volatility in the coming year to present opportunities to adjust the Fund’s duration at some point.

Colin Lundgren, CFA® Portfolio Manager	Gene Tannuzzo, CFA® Portfolio Manager	Brian Lavin Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  11

The Fund’s Long-term Performance

RiverSource VP – Strategic Income Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource VP – Strategic Income Fund Class 2 shares (from 5/7/10 to 12/31/10) as compared to the performance of the Barclays Capital U.S. Aggregate Bond Index and the Lipper Multi-Sector Income Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS

Results at December 31, 2010
Since
inception*
5/7/10
RiverSource VP – Strategic Income Fund
Class 2 Cumulative value of $10,000	$10,610

Total return	+6.10%

Barclays Capital U.S. Aggregate Bond Index(1)
Cumulative value of $10,000	$10,315

Total return	+3.14%

Lipper Multi-Sector Income Funds Index(2)
Cumulative value of $10,000	$10,736

Total return	+7.35%

*	Not annualized.

Results for Class 1 shares can be found on page 8.

12  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Strategic Income Fund

(1)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Multi-Sector Income Funds Index includes the 10 largest multi-sector income funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  13

Your Fund at a Glance

VP – AllianceBernstein International Value Fund

FUND SUMMARY

>	Variable Portfolio – AllianceBernstein International Value Fund (the Fund) Class 2 shares gained 13.30% from the Fund’s inception on May 7, 2010 through December 31, 2010.

>	The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index, which gained 21.14% over the same period.

>	The Fund also underperformed its peer group, as represented by the Lipper International Large-Cap Value Funds Index, which increased 21.16% for the same period.

TOTAL RETURNS (for period ended December 31, 2010)

Since
Inception*
5/7/10
VP — AllianceBernstein International Value Fund Class 1	+13.53%

Class 2	+13.30%

MSCI EAFE Index (unmanaged)	+21.14%

Lipper International Large-Cap Value Funds Index (unmanaged)	+21.16%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity contract or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest in an index.

14  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

VP – AllianceBernstein International Value Fund

Variable Portfolio – AllianceBernstein International Value Fund (the Fund) Class 2 shares gained 13.30% from the Fund’s inception on May 7, 2010 through December 31, 2010, underperforming the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index, which gained 21.14% over the same period. The Fund underperformed its peer group, represented by the Lipper International Large-Cap Value Funds Index, which increased 21.16% for the same period.

Significant performance factors
The Fund’s underperformance was partially driven by the significant cash held immediately following the Fund’s inception funding date of May 7. Global markets rallied sharply following the funding date and before this cash could be fully invested, causing the Fund to lag its benchmark.

Detracting from returns was an underweight in the capital equipment and construction & housing sectors. Stock selection detracted the most from performance during the period, particularly in the utilities and technology sectors. Individual detractors included BP, Esprit and UniCredit. Contributing to returns were overweights in the industrial commodities and telecommunications sectors. Individual contributors included Xstrata, Rio Tinto and Arkema.

Changes to the Fund’s portfolio
Our research continues to uncover what we believe are attractively valued opportunities in companies around the world. In our opinion, investor fear has driven investors to focus on macro-economic concerns, leading stocks to

COUNTRY BREAKDOWN(1) (at December 31, 2010)

Australia	3.6%

Austria	0.7%

Belgium	1.7%

Bermuda	0.8%

Brazil	1.0%

Canada	6.0%

Cayman Islands	0.2%

China	0.7%

Denmark	0.7%

Finland	0.4%

France	12.8%

Germany	6.9%

Hong Kong	0.6%

Ireland	0.2%

Italy	3.7%

Japan	26.5%

Korea	1.9%

Netherlands	1.3%

Norway	1.4%

Poland	0.6%

Russian Federation	1.0%

Switzerland	3.1%

Taiwan	0.7%

Turkey	0.6%

United Kingdom	20.2%

Other(2)	2.7%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  15

Manager Commentary (continued)

VP – AllianceBernstein International Value Fund

trade in the same direction without regard to fundamentals. This market condition created a number of opportunities to invest in companies that we felt were not being appropriately valued based on their fundamentals. Many portfolio holdings have robust cash flows, sizable cash balances and have already started to buy back shares, but continue to trade at very compelling valuations.

Focusing on the cash opportunity has been, and remains, a key component of our strategy. More broadly, however, we aim to capture risk across industries and regions by focusing on dislocations created in the recession. For example, depressed car sales, particularly in the U.S., led many observers to conclude that market dynamics had irreversibly changed and sales would be permanently lower. We disagreed. Our research showed that auto sales tend to recover along with the economy after recessions. In addition, low car scrappage rates and government incentives pointed to an imminent rebound. Auto sales began to recover strongly in 2010, leading many of our auto holdings, such as BMW, to outperform. Following this outperformance we decided to close our position in BMW. But our research in the industry also led us to more recently take a position in Sumitomo Rubber. The Japanese tiremaker has increased its capacity in Asia, giving it a big advantage over rivals in higher-cost regions and a platform to exploit high demand for replacement tires in China.

Developments in China were also key to our shifting position in the industrial commodities sector during 2010. China’s hunger for copper and iron ore, which are in limited domestic supply, led us to buy copper mining groups earlier in the year. But as copper prices recovered sharply and broke through our price forecast, we reduced exposure to copper mining companies such as Xstrata. During the year, our analysts visited six Chinese iron ore mining companies and met with many industry leaders. Their research concluded that it’s much more expensive to mine iron ore in China and that iron ore prices will remain firm. As a result, we added to positions in attractively valued non-Chinese mining groups, which have a big cost advantage in meeting demand.

These are just a few examples of how our investment teams are scouring the globe to seek to unearth undervalued stocks before the market does. We believe this in-depth research provides us with a valuable advantage that positions us to deliver strong results over the long-term.

Our future strategy
Tough market conditions have created what we believe to be an unprecedented value opportunity for 2011. During 2010, macro-economic uncertainties prompted a flight to safe assets such as government debt. Strong corporate fundamentals were not rewarded as equity correlation was high, meaning stocks tended to trade in the same direction despite a wide divergence in underlying company performance. High risk aversion led investors to shun the underappreciated stocks that we buy for our portfolios.

TOP TEN HOLDINGS(1) (at December 31, 2010)

AstraZeneca PLC (United Kingdom)	2.6%

Royal Dutch Shell PLC, Series A (United Kingdom)	2.4%

Rio Tinto PLC (United Kingdom)	2.2%

BP PLC (United Kingdom)	2.2%

Vodafone Group PLC (United Kingdom)	2.1%

Novartis AG (Switzerland)	2.1%

E.ON AG (Germany)	1.7%

Allianz SE (Germany)	1.7%

Bouygues SA (France)	1.7%

National Australia Bank Ltd. (Australia)	1.6%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

16  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – AllianceBernstein International Value Fund

However, we believe the stocks that we typically buy are in much better shape than perceived. Many have massive amounts of cash on their balance sheets, and they are starting to increase share buybacks or raise dividends. Executives are becoming increasingly bullish as the economic outlook improves.

There are also tentative signs that the tide of investor sentiment may be turning. For example, outflows from equity funds have started to abate. And as anxiety eases, spreads between the cheapest and most expensive stocks are likely to narrow from current elevated levels. In the past, our portfolios have generally performed well when these spreads declined. As the recovery in value stocks resumes, we anticipate potentially strong performance because we believe our portfolios are generally cheaper than many competitors.

The valuation characteristics of the Fund are evidence of how we stick to our research discipline by buying more cheap stocks with undervalued cash flows than rivals. The Fund’s portfolio is rooted in bottom-up stock research. This year, we’ve taken decisive action to position the Fund for the resumption of the strong recovery in value stocks that we anticipate.

Focusing on the significant cash opportunity available today is a key component of our strategy. Our research shows that the top fifth of companies that give back cash in buybacks and dividends outperform the lowest fifth of such companies by 5% a year. More broadly, we aim to capture risk across industries and regions by focusing on dislocations created in the recession.

We believe the Fund is positioned to deliver good long-term performance as investors recognize the strengths of the companies in which the Fund invests.

AllianceBernstein L.P.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  17

The Fund’s Long-term Performance

VP – AllianceBernstein International Value Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – AllianceBernstein International Value Fund Class 2 shares (from 5/7/10 to 12/31/10) as compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE Index and the Lipper International Large-Cap Value Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS

Results at December 31, 2010
Since
inception*
5/7/10
VP – AllianceBernstein International Value Fund
Class 2 Cumulative value of $10,000	$11,330

Total return	+13.30%

MSCI EAFE Index(1)
Cumulative value of $10,000	$12,115

Total return	+21.14%

Lipper International Large-Cap Value Funds Index(2)
Cumulative value of $10,000	$12,116

Total return	+21.16%

*	Not annualized.

Results for Class 1 shares can be found on page 14.

18  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – AllianceBernstein International Value Fund

(1)	The MSCI EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper International Large-Cap Value Funds Index includes the 10 largest large cap value funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  19

Your Fund at a Glance

VP – American Century Diversified Bond Fund

FUND SUMMARY

>	Variable Portfolio – American Century Diversified Bond Fund (the Fund) Class 2 shares gained 3.05% from the Fund’s inception on May 7, 2010 through December 31, 2010.

>	The Fund closely tracked its benchmark, as represented by the Barclays Capital U.S. Aggregate Bond Index, which gained 3.14% over the same period.

>	The Fund underperformed its peer group, represented by the Lipper Intermediate Investment Grade Debt Funds Index, which increased 4.25% for the period.

TOTAL RETURNS (for period ended December 31, 2010)

Since
Inception*
5/7/10
VP — American Century Diversified Bond Fund Class 1	+3.15%

Class 2	+3.05%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+3.14%

Lipper Intermediate Investment Grade Debt Funds Index (unmanaged)	+4.25%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity contract or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest in an index.

20  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

VP – American Century Diversified Bond Fund

Variable Portfolio – American Century Diversified Bond Fund (the Fund) Class 2 shares gained 3.05% for the period May 7, 2010 to December 31, 2010, closely tracked the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, which gained 3.14% over the same period. The Fund underperformed its peer group, represented by the Lipper Intermediate Investment Grade Debt Funds Index, which increased 4.25% for the period.

Significant performance factors
The Fund’s absolute returns reflect the up-and-down environment for investment-grade bonds in the period. Relative to the benchmark, the Fund’s sector allocation and security selection decisions helped relative results; however, a yield curve “flattener” trade detracted from performance.

Sector allocation made a key contribution to the Fund’s outperformance of the benchmark index, led by an overweight position in corporate securities. We favored companies with healthy and improving balance sheets in stable, non-cyclical industries that we believe can do well or improve profitability through innovation or cost cuts, rather than requiring top-line economic growth. The Fund also held a small allocation (around 5% of assets) to high-yield corporate bonds, which outperformed investment-grade securities by a wide margin.

However, performance would have been even better relative to the index but for a trade designed to benefit from changes in the shape of the Treasury yield curve (a “curve flattener” trade). While the curve gradually flattened through November, those benefits were reversed over the remainder of the year, when the sell-off in long-term bonds sent the curve back to record levels of steepness.

Security selection also contributed as the Fund held an underweight position in traditional pass-through government agency mortgage-backed securities (MBS) in favor of higher-yielding commercial mortgage-backed securities and collateralized mortgage obligations. This helped performance as investors favored these “structured mortgage products,” which are less likely to experience sharp price volatility as a result of refinancing and the risk of rapidly changing interest rates.

PORTFOLIO BREAKDOWN(1) (at December 31, 2010)

Corporate Bonds & Notes	28.3%

Commercial Mortgage-Backed Securities	6.3%

Foreign Government Obligations	3.3%

Municipal Bonds	2.6%

Residential Mortgage-Backed Securities — Agency	23.0%

Residential Mortgage-Backed Securities — Non-Agency	3.3%

U.S. Government Agency Obligations	1.6%

U.S. Treasury Obligations	26.2%

Other(2)	5.4%

(1)	Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  21

Manager Commentary (continued)
VP – American Century Diversified Bond Fund

QUALITY BREAKDOWN(1) (at December 31, 2010)

AAA rating	65.2%

AA rating	5.5%

A rating	10.7%

BBB rating	14.2%

Non-investment grade	4.4%

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor’s rating is used to determine the credit quality of a security. Standard and Poor’s rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor’s doesn’t rate a security, then Moody’s rating is used. Columbia Management Investment Advisers, LLC (the Investment Manager) rates a security using an internal rating system when Moody’s doesn’t provide a rating.

Changes to the Fund’s portfolio
We began trimming the Fund’s MBS underweight because of the combination of high quality and attractive yields these securities tend to offer after a period of relative underperformance. And within the corporate allocation, it was beneficial to add select lower-rated bonds that we felt were trading out of line with their actual risks.

Our future strategy
The Fund’s investment team remains committed to seeking a high level of income by investing mostly in investment-grade, non-money market debt securities. These securities may include high- and medium-grade corporate bonds and notes, government securities, and securities backed by mortgages or other assets. The weighted average maturity of the portfolio is generally three and one-half years or longer.

American Century Investment Management, Inc.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

22  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

VP – American Century Diversified Bond Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – American Century Diversified Bond Fund Class 2 shares (from 5/7/10 to 12/31/10) as compared to the performance of the Barclays Capital U.S. Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS

Results at December 31, 2010
Since
inception*
5/7/10
VP – American Century Diversified Bond Fund
Class 2 Cumulative value of $10,000	$10,305

Total return	+3.05%

Barclays Capital U.S. Aggregate Bond Index(1)
Cumulative value of $10,000	$10,315

Total return	+3.14%

Lipper Intermediate Investment Grade Debt Funds index(2)
Cumulative value of $10,000	$10,424

Total return	+4.25%

*	Not annualized.

Results for Class 1 shares can be found on page 20.

24  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – American Century Diversified Bond Fund

(1)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

(2)	The Lipper Intermediate Investment Grade Debt Funds Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  25

Your Fund at a Glance

VP – American Century Growth Fund

FUND SUMMARY

>	Variable Portfolio – American Century Growth Fund (the Fund) Class 2 shares gained 13.10% from the Fund’s inception on May 7, 2010 through December 31, 2010.

>	The Fund underperformed its benchmark, as represented by the Russell 1000 Growth Index, which gained 17.82% over the same period.

>	The Fund also underperformed its peer group, represented by the Lipper Large-Cap Growth Funds Index, which increased 17.81% for the period.

TOTAL RETURNS (for period ended December 31, 2010)

Since
Inception*
5/7/10
VP — American Century Growth Fund Class 1	+13.30%

Class 2	+13.10%

Russell 1000 Growth Index (unmanaged)	+17.82%

Lipper Large-Cap Growth Funds Index (unmanaged)	+17.81%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity contract or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest in an index.

26  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

VP – American Century Growth Fund

Variable Portfolio – American Century Growth Fund (the Fund) Class 2 shares gained 13.10% for the period May 7, 2010 to December 31, 2010, underperforming the Fund’s benchmark, the Russell 1000® Growth Index, which gained 17.82% over the same period. The Fund underperformed its peer group, represented by the Lipper Large-Cap Growth Funds Index, which increased 17.81% for the period.

Significant performance factors
The Fund’s underperformance was partially driven by the significant cash held immediately following the Fund’s inception funding date of May 7. Global markets rallied sharply following the funding date and before this cash could be fully invested, causing the Fund to lag its benchmark.

Looking at positive contributors to relative results, stock selection in information technology shares helped performance most. Stock selection among communications equipment and computers and peripherals companies drove outperformance in the information technology sector. The leading individual contributor in the space was F5 Networks, which continued to benefit from web traffic trends and data center consolidation. The health care sector was another source of strength, with positioning health care equipment and pharmaceutical firms contributing to performance.

Positioning in the financial sector detracted most from relative performance, largely as a result of positioning in the commercial banks, diversified financial services and consumer finance industries. The leading detractor in this space was Wells Fargo, as many stocks in the banking segment were hit by worries about the regulatory environment. Diversified financial services firm CBOE Holdings, discount broker Charles Schwab, and consumer finance giant American Express were other notable detractors in the sector.

In the consumer discretionary sector, stock selection and an underweight position in one of the best-performing segments in the benchmark hurt relative returns. It hurt to be underrepresented in shares of internet retailers, which did well during the period. In particular, we reduced our stake in Amazon.com after a period of outperformance and had no exposure to priceline.com.

Changes to the Fund’s portfolio
We made no material changes to the portfolio during the period.

SECTOR BREAKDOWN(1) (at December 31, 2010)

Consumer Discretionary	14.2%

Consumer Staples	9.3%

Energy	10.4%

Financials	4.7%

Health Care	10.5%

Industrials	12.6%

Information Technology	30.0%

Materials	5.6%

Telecommunication Services	1.3%

Other(2)	1.4%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  27

Manager Commentary (continued)

VP – American Century Growth Fund

TOP TEN HOLDINGS(1) (at December 31, 2010)

Apple, Inc.	4.7%

Exxon Mobil Corp.	4.4%

Google, Inc., Class A	2.7%

Schlumberger Ltd.	2.6%

Coca-Cola Co. (The)	2.6%

Oracle Corp.	2.5%

QUALCOMM, Inc.	2.3%

EMC Corp.	1.9%

United Parcel Service, Inc., Class B	1.8%

Microsoft Corp.	1.8%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Our future strategy
The Fund seeks long-term capital appreciation for investors who can tolerate short-term share price fluctuations. We pursue our objective by continuing to remain fully invested in large companies that are exhibiting sustainable improvement in their businesses. It is our belief that owning such companies will generate outperformance over time versus the Russell 1000 Growth Index and the other portfolios in the large growth peer group.

American Century Investment Management, Inc.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

28  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

VP – American Century Growth Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – American Century Growth Fund Class 2 shares (from 5/7/10 to 12/31/10) as compared to the performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS

Results at December 31, 2010
Since
inception*
5/7/10
VP – American Century Growth Fund
Class 2 Cumulative value of $10,000	$11,310

Total return	+13.10%

Russell 1000 Growth Index(1)
Cumulative value of $10,000	$11,781

Total return	+17.82%

Lipper Large-Cap Growth Funds Index(2)
Cumulative value of $10,000	$11,780

Total return	+17.81%

*	Not annualized.

Results for Class 1 shares can be found on page 26.

30  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – American Century Growth Fund

(1)	The Russell 1000 Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  31

Your Fund at a Glance

VP – Columbia Wanger International Equities Fund

FUND SUMMARY

>	Variable Portfolio – Columbia Wanger International Equities Fund (the Fund) Class 2 shares gained 23.63% from the Fund’s inception on May 7, 2010 through December 31, 2010.

>	The Fund underperformed its benchmark, the S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index, which gained 28.34% for the same time period.

>	The Fund also underperformed its peer group, represented by the Lipper International Small/Mid Cap Growth Funds Index, which increased 30.00% for the period.

TOTAL RETURNS (for period ended December 31, 2010)

Since
Inception*
5/7/10
VP — Columbia Wanger International Equities Fund Class 1	+23.75%

Class 2	+23.63%

S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index (unmanaged)	+28.34%

Lipper International Small/Mid-Cap Growth Funds Index (unmanaged)	+30.00%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity contract or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest in an index.

32  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

VP – Columbia Wanger International Equities Fund

Columbia Wanger Asset Management LLC, a wholly-owned subsidiary of the Investment Manager, serves as subadviser to the Fund.

Variable Portfolio – Columbia Wanger International Equities Fund (the Fund) Class 2 shares gained 23.63% for the period May 7, 2010 to December 31, 2010, underperforming the Fund’s benchmark, the S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index, which rose 28.34% during the same period. The Fund also underperformed its peer group, represented by the Lipper International Small/Mid-Cap Growth Funds Index, which increased 30.00% for the period. Smaller international stocks continued to outperform their larger-cap counterparts for the second consecutive year, and for four out of the last five years.

COUNTRY BREAKDOWN(1) (at December 31, 2010)

Australia	1.9%

Bermuda	0.3%

Brazil	4.4%

Canada	5.5%

Cayman Islands	0.4%

Chile	0.8%

China	5.1%

Czech Republic	0.5%

Denmark	0.9%

Finland	1.0%

France	4.5%

Germany	3.7%

Greece	0.4%

Hong Kong	3.7%

Ireland	0.9%

Israel	0.8%

Italy	2.3%

Japan	17.3%

Korea	2.1%

Luxembourg	0.5%

Mexico	0.5%

Netherlands	7.0%

Norway	0.1%

Portugal	0.7%

Singapore	4.7%

South Africa	3.0%

Spain	0.5%

Sweden	2.6%

Switzerland	3.5%

Taiwan	1.7%

Thailand	0.1%

United Kingdom	7.8%

United States	3.7%

Other(2)	7.1%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  33

Manager Commentary (continued)

VP – Columbia Wanger International Equities Fund

Significant performance factors
Emerging market demand continues to explain much of the ongoing rebound from 2008 in corporate earnings and stock returns around the world. While the U.S. grappled with rising budget deficits and the Europeans pondered the possibility of default among one or more euro zone members, formerly troubled economies such as Thailand and Brazil enjoyed strong economic growth and corporate earnings, and comparatively good public balance sheets during the period. Indeed, as reported in the Financial Times, the World Bank calculates that domestic demand in developing economies contributed fully 46% of global growth in 2010. (Source: Financial Times, 13 Jan 2011, “World Bank backs efforts to counter rapid inflows,” p. 4)

This represented a significant opportunity for investors, although a highly differentiated one, as valuation and other intervening variables often stand between Gross Domestic Product (GDP) growth and stock returns. While China, for example, continued to post high growth in 2010, its stock market (as measured by the Hang Seng China Enterprise Index) rose less than 2%. Emerging market stocks represented in the course of the year almost one quarter of the Fund’s assets. However, emerging market demand for goods and services provided by companies domiciled elsewhere remains a core component of the Fund’s strategy, so that implicit emerging market exposure is higher. With these companies we sought to access growth at either a more reasonable price, or with less risk.

Changes to the Fund’s portfolio
Unsurprisingly, emerging market stocks were among the largest contributors to positive returns in 2010. South African retailer Mr Price rose over 87% during the period as improved merchandising and working capital levels bolstered the company’s already strong fundamentals. Zhaojin Mining Industry, a Chinese gold miner, posted a similar return on the back of rising gold prices, value-accretive acquisitions, exploration on current properties, and rising production. Its stock rose 94%. Naspers, a media company with assets in South Africa, China and other emerging markets, was up 49% for the period. Results in Naspers’s underlying businesses remained strong, driven by increasing levels of internet usage throughout its emerging market internet holdings. Also benefiting from its emerging market business, Hexagon, a Swedish manufacturer of measurement equipment, reported strong sales growth both in Europe and the emerging markets. Its stock returned 65% in the period.

Disappointments in 2010 included Greek lottery company Intralot, which declined nearly 15% on adverse tax developments in Bulgaria and Greece and start-up costs in the U.S. and Italy. A weak currency in Bulgaria further impacted earnings. Micro Focus, a U.K. legacy software provider, fell 23% on news of the departure of the company’s CFO and on a revenue growth downgrade. Irish pharmaceutical wholesaler United Drug dropped 13% on Irish budgetary concerns and the impact cuts would have on the domestic economy.

TOP TEN HOLDINGS(1) (at December 31, 2010)

Naspers Ltd., Series N (South Africa)	1.7%

Hexagon AB, Series B (Sweden)	1.7%

Olam International Ltd. (Singapore)	1.5%

Localiza Rent a Car SA (Brazil)	1.4%

Kansai Paint Co., Ltd. (Japan)	1.3%

Imtech NV (Netherlands)	1.3%

Zhaojin Mining Industry Co., Ltd., Class H (China)	1.2%

Fugro NV-CVA (Netherlands)	1.2%

NHN Corp. (Korea)	1.1%

Advance Residence Investment Corp. (Japan)	1.1%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

34  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Columbia Wanger International Equities Fund

Our future strategy
It is notable that the U.S. dollar has fallen over 30% versus the yen, 28% versus the Swiss franc, and over 55% versus gold over the last five years. As managers, we take an agnostic view on currency, notwithstanding volatile movements and long-term uncertainties about the creditworthiness of certain countries. Instead, we consider carefully how currency movements might impact competitiveness and profitability within individual companies. And we seek to hedge out some of the risk relative to our benchmark caused by overweighting or underweighting countries or regions. Particularly in the present context of quantitative easing by the U.S. Federal Reserve and competitive devaluation, however, we take comfort as managers and investors in the Fund, knowing that equities confer claims on real businesses. Among the attractions of an internationally diversified equity portfolio is the possibility it offers of retaining purchasing power through economic cycles and bouts of monetary experimentation. We believe it may prove to be an important component of a capital preservation strategy.

Columbia Wanger Asset Management LLC

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  35

The Fund’s Long-term Performance

VP – Columbia Wanger International Equities Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Columbia Wanger International Equities Fund Class 2 shares (from 5/7/10 to 12/31/10) as compared to the performance of the S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index and the Lipper International Small/Mid-Cap Growth Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS

Results at December 31, 2010
Since
inception*
5/7/10
VP – Columbia Wanger International Equities Fund
Class 2 Cumulative value of $10,000	$12,363

Total return	+23.63%

S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index(1)
Cumulative value of $10,000	$12,836

Total return	+28.34%

Lipper International Small/Mid-Cap Growth Funds Index(2)
Cumulative value of $10,000	$12,999

Total return	+30.00%

*	Not annualized.

Results for Class 1 shares can be found on page 32.

36  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Columbia Wanger International Equities Fund

(1)	The S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index, an unmanaged index, is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.
(2)	The Lipper International Small/Mid-Cap Growth Funds Index includes the 10 largest international small/mid-cap growth funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  37

Your Fund at a Glance

VP – Columbia Wanger U.S. Equities Fund

FUND SUMMARY

>	Variable Portfolio – Columbia Wanger U.S. Equities Fund (the Fund) Class 2 shares gained 18.50% from the Fund’s inception on May 7, 2010 through December 31, 2010.

>	The Fund underperformed its benchmark, as represented by the Russell 2000 Index, which gained 21.02% over the same period.

>	The Fund also underperformed its peer group, represented by the Lipper Small-Cap Growth Funds Index, which increased 23.46% for the period.

TOTAL RETURNS (for period ended December 31, 2010)

Since
Inception*
5/7/10
VP — Columbia Wanger U.S. Equities Fund Class 1	+18.70%

Class 2	+18.50%

Russell 2000 Index (unmanaged)	+21.02%

Lipper Small-Cap Growth Funds Index (unmanaged)	+23.46%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity contract or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest in an index.

38  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

VP – Columbia Wanger U.S. Equities Fund

Columbia Wanger Asset Management LLC, is a wholly-owned subsidiary of the Investment Manager, serves as subadviser to the Fund.

Variable Portfolio – Columbia Wanger U.S. Equities Fund (the Fund) Class 2 shares gained 18.50% for the period May 7, 2010 to December 31, 2010, underperforming the Fund’s benchmark, the Russell 2000® Index, which gained 21.02% for the same period. The Fund also underperformed its peer group, represented by the Lipper Small-Cap Growth Funds Index, which increased 23.46% for the period.

Significant performance factors
Several stocks in the retail, technology and industrial sectors were among the winners for the year. Lululemon Athletica, a maker of premium activewear, enjoyed sales growth of 56% over the prior year, driving the stock up 75% for the period. Teen apparel retailer Abercrombie & Fitch grew same-store sales by 15% in December, outpacing competitors, most of whom posted negative year-over-year sales for this important retail month. The stock was up 38% for the period.

Technology winners included Atmel, a leader in touchscreen microcontrollers. Its business has benefited from surging sales of smart phones and tablet computers. Atmel gained 123% for the period. Finisar provides optical sub-systems and components for communications networks. Its stock rose 113% as the company benefited from a surge in demand for data transmission and storage. Informatica, a data integration software provider that helps companies manage their disparate data streams, has also enjoyed strong revenue growth and gained 81% for the period.

Two niche industrial companies rounded out the list of top contributors. Ametek, a manufacturer of electronic instruments and motors, gained 39% and Nordson, a maker of dispensing systems for adhesives and coatings, rose 32%. Both companies have benefited from strong revenue growth and productivity improvements through wise expense control.

Outside these winning sectors, oil and gas wellhead manufacturer FMC Technologies, the largest position in the Fund at the end of 2010, rose 36% for the period. The company’s order flow climbed dramatically, nearly reaching pre-recession peaks.

Laggards included ITT Educational Services, a provider of post-secondary degree education. Down 39%, its stock suffered as new regulatory requirements dogged the for-profit education sector, leading to declines in new

SECTOR BREAKDOWN(1) (at December 31, 2010)

Consumer Discretionary	15.0%

Consumer Staples	0.6%

Energy	9.8%

Financials	14.4%

Health Care	10.0%

Industrials	20.8%

Information Technology	24.1%

Materials	0.6%

Telecommunication Services	4.2%

Other(2)	0.5%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  39

Manager Commentary (continued)

VP – Columbia Wanger U.S. Equities Fund

enrollment. Women’s apparel retailer Talbots fell 48% on declining sales. Midwestern community bank MB Financial fell 29% on growing loan losses. Monolithic Power Systems, a semiconductor manufacturer, was weak due to pricing pressure and management’s reduction of company profit margin targets. Its stock fell 25% during the period. Equinix, a provider of offsite data centers for larger companies, suffered from price cutting in its sector and difficulties in integrating a recent acquisition. The stock fell 16% in the period.

Changes to the Fund’s portfolio
With the Fund commencing operations in early May, its positioning at the end of the reporting period reflects the overall investment strategy. The majority of the Fund’s net assets were invested in the common stock of U.S. small- and mid-sized companies with market capitalizations under $5 billion at the time of investment. At the end of the period, the Fund’s weighted average market capitalization was $2.9 billion and the portfolio consisted of 204 holdings.

Our future strategy
Here are some fun facts for long-term stock investors: the S&P 500 Index, the large-cap U.S. equity index, is now higher than it was that fateful day before Lehman Brothers went bankrupt in September 2008; the Russell 2000 Index, a small-cap U.S. equity index, is trading higher than at any point during the entire year of 2008; and the S&P 400 Index, a mid-cap U.S. equity index, ended 2010 a mere 2% below its all-time high. A stock market Rip Van Winkle waking up from his stress-free, two-year nap would find the market just as he left it. Turns out, buy and hold actually works quite well. It’s a strategy that has worked for us.

TOP TEN HOLDINGS(1) (at December 31, 2010)

FMC Technologies, Inc.	2.7%

Nordson Corp.	2.3%

AMETEK, Inc.	2.2%

IPG Photonics Corp.	2.1%

MICROS Systems, Inc.	2.0%

Gaylord Entertainment Co.	2.0%

Informatica Corp.	2.0%

tw telecom, inc.	1.9%

Finisar Corp.	1.8%

Lululemon Athletica, Inc.	1.7%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Columbia Wanger Asset Management LLC

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

40  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

VP – Columbia Wanger U.S. Equities Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Columbia Wanger U.S. Equities Fund Class 2 shares (from 5/7/10 to 12/31/10) as compared to the performance of the Russell 2000 Index and the Lipper Small-Cap Growth Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS

Results at December 31, 2010
Since
inception*
5/7/10
VP – Columbia Wanger U.S. Equities Fund
Class 2 Cumulative value of $10,000	$11,850

Total return	+18.50%

Russell 2000 Index(1)
Cumulative value of $10,000	$12,102

Total return	+21.02%

Lipper Small-Cap Growth Funds Index(2)
Cumulative value of $10,000	$12,347

Total return	+23.46%

*	Not annualized.

Results for Class 1 shares can be found on page 38.

42  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Columbia Wanger U.S. Equities Fund

(1)	The Russell 2000 Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Small-Cap Growth Funds Index includes the 30 largest small-cap growth funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  43

Your Fund at a Glance

VP – Eaton Vance Floating-Rate Income Fund

FUND SUMMARY

>	Variable Portfolio – Eaton Vance Floating-Rate Income Fund (the Fund) Class 2 shares gained 2.18% from the Fund’s inception on May 7, 2010 through December 31, 2010.

>	The Fund underperformed its benchmark, as represented by the S&P/LSTA Leveraged Loan Index (the S&P Index), which gained 4.83% over the same period.

TOTAL RETURNS (for period ended December 31, 2010)

Since
Inception*
5/7/10
VP — Eaton Vance Floating-Rate Income Fund Class 1	+3.12%

Class 2	+2.18%

S&P Index (unmanaged)	+4.83%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity contract or life insurance contract. If reflected, returns would be lower than those shown.

The index does not reflect the effects of expenses. It is not possible to invest directly in an index.

44  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

VP – Eaton Vance Floating-Rate Income Fund

Variable Portfolio – Eaton Vance Floating-Rate Income Fund (the Fund) Class 2 shares gained 2.18% for the period May 7, 2010 to December 31, 2010, underperforming the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (the S&P Index), which gained 4.83% over the same period.

Significant performance factors
The Fund underperformed the S&P Index over the period due to its generally higher quality positioning than the Index, as the lower quality segment of the market saw the largest appreciation during the year. For example, BB rated loans in the Index returned 7.8% for 2010, while B loans returned 11.0% and CCC rated loans returned 22.8%. While it has detracted from performance in the short-term, our longstanding experience managing accounts with strategies similar to that of the fund has demonstrated that an underweight to riskier loan issuers should benefit relative performance and stability of returns over the longer-term.

Changes to the Fund’s portfolio
With its inception in May 2010, the goal of the Fund is to build and maintain a well diversified portfolio. As assets have increased in the Fund for the last eight months of the period, more primary loans were added, furthering the diversification of the portfolio, with very few credit-related sells. Other than working toward further diversification, there were no major shifts or changes in the Fund from inception through December.

SECTOR BREAKDOWN(1) (at December 31, 2010)

Consumer Discretionary	28.9%

Consumer Staples	7.8%

Energy	1.4%

Financials	4.7%

Health Care	14.5%

Industrials	7.7%

Materials	11.3%

Telecommunication	13.7%

Utilities	3.0%

Other(2)	7.0%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments. The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  45

Manager Commentary (continued)

VP – Eaton Vance Floating-Rate Income Fund

QUALITY BREAKDOWN(1) (at December 31, 2010)

BBB rating	6.5%

BB rating	55.7%

B rating	35.9%

CCC rating	0.7%

Non-rated	1.2%

(1)	Percentages indicated are based upon total fixed income securities (excluding Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor’s rating is used to determine the credit quality of a security. Standard and Poor’s rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor’s doesn’t rate a security, then Moody’s rating is used. Columbia Management Investment Advisers, LLC (the Investment Manager) rates a security using an internal rating system when Moody’s doesn’t provide a rating.

Our future strategy
Our current performance expectation into next year is for the market and the Fund to earn its income, with the potential for modest remaining loan price appreciation in the 1-2% range. In our view, however, the market remains sensitive to technical pressures (i.e. supply, demand and headline/sentiment risk), and for this reason, may exhibit volatility similar to what we experienced this last year. We believe there is an elevated risk of an exogenous event, such as a sovereign default or further state and/or municipal credit deterioration, which could lead to a “risk-off” market which would likely hurt bank loan prices. While seemingly more remote, a resulting double dip recession cannot be fully discounted.

Eaton Vance Management

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

46  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

VP – Eaton Vance Floating-Rate Income Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Eaton Vance Floating-Rate Income Fund Class 2 shares (from 5/7/10 to 12/31/10) as compared to the performance of the S&P/LSTA Leveraged Loan Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS

Results at December 31, 2010
Since
inception*
5/7/10
VP – Eaton Vance Floating-Rate Income Fund
Class 2 Cumulative value of $10,000	$10,218

Total return	+2.18%

S&P/LSTA Leveraged Loan Index(1)
Cumulative value of $10,000	$10,484

Total return	+4.83%

*	Not annualized.

Results for Class 1 shares can be found on page 44.

48  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Eaton Vance Floating-Rate Income Fund

(1)	The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  49

Your Fund at a Glance

VP – Invesco International Growth Fund

FUND SUMMARY

>	Variable Portfolio – Invesco International Growth Fund (the Fund) Class 2 shares gained 16.89% from the Fund’s inception on May 7, 2010 through December 31, 2010.

>	The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Growth Index, which gained 23.71% over the same period.

>	The Fund also underperformed its peer group, represented by the Lipper International Large-Cap Growth Funds Index, which increased 23.49% for the period.

TOTAL RETURNS (for period ended December 31, 2010)

Since
Inception*
5/7/10
VP — Invesco International Growth Fund Class 1	+17.11%

Class 2	+16.89%

MSCI EAFE Growth Index (unmanaged)	+23.71%

Lipper International Large-Cap Growth Funds Index (unmanaged)	+23.49%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity contract or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest in an index.

50  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

VP – Invesco International Growth Fund

Variable Portfolio – Invesco International Growth Fund (the Fund) Class 2 shares gained 16.89% for the period May 7, 2010 to December 31, 2010, underperforming the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) EAFE Growth Index, which gained 23.71% over the same period. The Fund underperformed its peer group, represented by the Lipper International Large-Cap Growth Funds Index, which increased 23.49% for the period.

Significant performance factors
The Fund’s underperformance was partially driven by the significant cash held immediately following the Fund’s inception funding date of May 7. Global markets rallied sharply following the funding date and before this cash could be fully invested, causing the Fund to lag its benchmark.

The Fund delivered double digit gains across all invested sectors. The largest positive contributor to relative results came from the financials sector. Outperformance in this sector was driven by strong stock selection combined with a meaningful underweight to this relatively weak sector.

In broad geographic terms, the Fund delivered strong returns across all major regions with meaningful outperformance versus the benchmark coming from Asia. The Fund’s exposure in Japan led outperformance in this region. Exposure in emerging markets (not represented in the benchmark) also helped as these markets saw significant gains during the reporting period.

COUNTRY BREAKDOWN(1) (at December 31, 2010)

Australia	7.1%

Belgium	1.6%

Bermuda	1.1%

Brazil	2.4%

Canada	5.2%

China	1.4%

Denmark	1.8%

France	5.0%

Germany	6.5%

Hong Kong	1.1%

India	1.5%

Israel	2.0%

Japan	9.6%

Korea	2.4%

Mexico	3.6%

Netherlands	3.8%

Philippines	1.1%

Russian Federation	1.1%

Singapore	2.8%

Sweden	1.5%

Switzerland	7.5%

Taiwan	2.3%

Turkey	0.8%

United Kingdom	20.6%

United States	0.4%

Other(2)	5.8%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  51

Manager Commentary (continued)

VP – Invesco International Growth Fund

In contrast, a continued and meaningful underweight exposure to the period’s strongest sector, materials, detracted from relative results. However, strong stock selection across the sector enabled the portfolio to outperform the benchmark sector, despite being underweight. We continue to question the ability of materials companies to maintain current return levels and are extremely cautious on these companies’ ability to maintain capital discipline over the long-term.

Changes to the Fund’s portfolio
Stock selection in the Fund was driven by the underlying fundamentals of a company, not any top-down macroeconomic views. That being said, our belief in the strength of consumer spending growth outside the U.S. explains the Fund’s overweight exposure to the consumer discretionary sector. Similarly, health technology spending over the last several months was supportive of our overweight in the information technology sector. The portfolio’s overweight exposure in healthcare came down slightly, however, we still remain overweight in this sector.

TOP TEN HOLDINGS(1) (at December 31, 2010)

Nidec Corp. (Japan)	2.3%

Nestlé SA (Switzerland)	2.2%

Roche Holding AG (Switzerland)	2.1%

Teva Pharmaceutical Industries Ltd., ADR (Israel)	2.1%

BHP Billiton Ltd. (Australia)	2.1%

America Movil SAB de CV, Series L, ADR (Mexico)	2.0%

Shire PLC (United Kingdom)	1.9%

Imperial Tobacco Group PLC (United Kingdom)	1.9%

Compass Group PLC (United Kingdom)	1.9%

Fanuc Corp. (Japan)	1.9%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Our future strategy
The portfolio ended the period with the largest underweight positions in materials, industrials and consumer staples. Our underweight in financials narrowed over the period as we added to select positions in the latter half of the year.

Following strong market performance in the second half of 2010, investor sentiment rose to the high end of historic norms supported by low interest rates, ample liquidity and improving global Gross Domestic Product (GDP) outlooks versus this time last year. At the same time, we believe the risks of tighter monetary policy in robust emerging market economies and the lingering sovereign debt situation in Europe mean investors should be prepared for volatility. At the close of the reporting period, we remained focused on investing according to our fundamentally driven investment process and maintaining our long-term investment view.

Invesco Advisers, Inc.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

52  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

VP – Invesco International Growth Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Invesco International Growth Fund Class 2 shares (from 5/7/10 to 12/31/10) as compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE Growth Index and the Lipper International Large-Cap Growth Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS

Results at December 31, 2010
Since
Inception*
5/7/10
VP – Invesco International Growth Fund
Class 2 Cumulative value of $10,000	$11,689

Total return	+16.89%

MSCI EAFE Growth Index(1)
Cumulative value of $10,000	$12,372

Total return	+23.71%

Lipper International Large-Cap Growth Funds Index(2)
Cumulative value of $10,000	$12,349

Total return	+23.49%

*	Not annualized.

Results for Class 1 shares can be found on page 50.

54  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Invesco International Growth Fund

(1)	The MSCI EAFE Growth Index, an unmanaged index, is compiled from a composite of securities markets in Europe, Australasia and the Far East. The index represents the growth half of the market capitalizations of each country index, determined by price/book value, from the standard MSCI country indices. The index covers the full range of developed, emerging and MSCI All Country indices, including Free indices where applicable. The Country Growth indices are aggregated into regional Growth indices to create the composite. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper International Large-Cap Growth Funds Index includes the 30 largest international large-cap growth funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  55

Your Fund at a Glance

VP – J.P. Morgan Core Bond Fund

FUND SUMMARY

>	Variable Portfolio – J.P. Morgan Core Bond Fund (the Fund) Class 2 shares gained 3.70% from the Fund’s inception date on May 7, 2010 through December 31, 2010.

>	The Fund outperformed the 3.14% increase of its benchmark, the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index representing U.S. taxable investment-grade bonds, during the same period.

>	The Fund underperformed the Lipper Intermediate Investment Grade Debt Funds Index, representing the Fund’s peer group, which advanced 4.25%.

TOTAL RETURNS (for period ended December 31, 2010)

Since
Inception*
5/7/10
VP — J.P. Morgan Core Bond Fund Class 1	+3.90%

Class 2	+3.70%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+3.14%

Lipper Intermediate Investment Grade Debt Funds Index (unmanaged)	+4.25%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity contract or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest in an index.

56  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

VP – J.P. Morgan Core Bond Fund

Variable Portfolio – J.P. Morgan Core Bond Fund (the Fund) Class 2 shares gained 3.70% for the period May 7, 2010 to December 31, 2010, outperforming the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, which gained 3.14% over the same period. The Fund underperformed its peer group, represented by the Lipper Intermediate Investment Grade Debt Funds Index, which increased 4.25% for the period.

Significant performance factors
The Fund’s overweight in spread sectors was the largest driver of performance from May 2010 to December 2010, as all spread sectors outperformed comparable-duration Treasuries during that period. The Fund’s allocation in mortgages outperformed both index pass-through securities and comparable-duration agency debt, and its seasonality and diversity in structures helped drive results within the sector. Additionally, the Treasury curve steepened over the period, with the spread between two-year and 10-year bonds widening 20 basis points. The Fund’s bias for the five to 10-year portion of the curve in lieu of the longer end was also positive.

Changes to the Fund’s portfolio
The period is unique in that it covers the initial ramp-up of investment in the Fund. While the initial investment period was completed during the first month, continual adjustments to the Fund were ongoing throughout the remainder of 2010.

Duration positioning is in line with our investment philosophy, within +/-10% of the benchmark. Our shorter-duration posture reflects the belief that rates will continue to creep higher, a position that benefited the Fund later in the year as rates increased.

We have continued to adjust our sector positioning and add to spread sectors while looking for opportunities in the market. Our philosophy of managing the Fund through security selection and relative value continues to drive sector allocation decisions. The Fund has an overweight position in mortgage-backed securities relative to the benchmark, while remaining underweight in credit, asset-backed securities and commercial mortgage-backed securities.

PORTFOLIO BREAKDOWN(1) (at December 31, 2010)

Asset-Backed Securities	1.6%

Commercial Mortgage-Backed Securities	1.2%

Corporate Bonds & Notes	10.3%

Foreign Government Obligations	0.1%

Municipal Bonds	0.1%

Residential Mortgage-Backed Securities — Agency	38.1%

Residential Mortgage-Backed Securities — Non-Agency	7.2%

U.S. Government Agency Obligations	16.1%

U.S. Treasury Obligations	23.6%

Other(2)	1.7%

(1)	Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  57

Manager Commentary (continued)

VP – J.P. Morgan Core Bond Fund

QUALITY BREAKDOWN(1) (at December 31, 2010)

AAA rating	86.5%

AA rating	2.9%

A rating	5.3%

BBB rating	2.7%

Non-investment grade	0.0%	*

Non-rated	2.6%

*	Rounds to less than 0.1%.

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor’s rating is used to determine the credit quality of a security. Standard and Poor’s rates the creditworthiness of corporate bonds and municipal bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor’s doesn’t rate a security, then Moody’s rating is used. Columbia Management Investment Advisers, LLC (the Investment Manager) rates a security using an internal rating system when Moody’s doesn’t provide a rating.

Our future strategy
We currently intend to continue to diversify the Fund’s portfolio while maintaining a slightly shorter duration relative to the benchmark. We also intend to continue to focus on spread sectors while we look to reduce the current allocation in agency debentures. The commitment to relative value and security selection will be the driving force behind managing the Fund.

J.P. Morgan Investment Management Inc.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

58  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

VP – J.P. Morgan Core Bond Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – J.P. Morgan Core Bond Fund Class 2 shares (from 5/7/10 to 12/31/10) as compared to the performance of the Barclays Capital U.S. Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS

Results at December 31, 2010
Since
Inception*
5/7/10
VP – J.P. Morgan Core Bond Fund
Class 2 Cumulative value of $10,000	$10,370

Total return	+3.70%

Barclays Capital U.S. Aggregate Bond Index(1)
Cumulative value of $10,000	$10,315

Total return	+3.14%

Lipper Intermediate Investment Grade Debt Funds Index(2)
Cumulative value of $10,000	$10,424

Total return	+4.25%

*	Not annualized.

Results for Class 1 shares can be found on page 56.

60  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – J.P. Morgan Core Bond Fund

(1)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

(2)	The Lipper Intermediate Investment Grade Debt Funds Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  61

Your Fund at a Glance

VP – Jennison Mid Cap Growth Fund

FUND SUMMARY

>	Variable Portfolio – Jennison Mid Cap Growth Fund (the Fund) Class 2 shares gained 13.30% from the Fund’s inception on May 7, 2010 through December 31, 2010.

>	The Fund underperformed its benchmark, as represented by the Russell Midcap Growth Index, which gained 23.27% over the same period.

>	The Fund also underperformed its peer group, represented by the Lipper Mid-Cap Growth Funds Index, which increased 23.42% for the period.

TOTAL RETURNS (for period ended December 31, 2010)

Since
Inception*
5/7/10
VP — Jennison Mid Cap Growth Fund Class 1	+13.60%

Class 2	+13.30%

Russell Midcap Growth Index (unmanaged)	+23.27%

Lipper Mid-Cap Growth Funds Index (unmanaged)	+23.42%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity contract or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest in an index.

62  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

VP – Jennison Mid Cap Growth Fund

Variable Portfolio – Jennison Mid Cap Growth Fund (the Fund) Class 2 shares gained 13.30% for the period May 7, 2010 to December 31, 2010, underperforming the Fund’s benchmark, the Russell Midcap Growth Index, which gained 23.27% over the same period. The Fund underperformed its peer group, represented by the Lipper Mid-Cap Growth Funds Index, which increased 23.42% for the period.

Significant performance factors
The Fund’s underperformance was partially driven by the significant cash held immediately following the Fund’s inception funding date of May 7. Global markets rallied sharply following the funding date and before this cash could be fully invested, causing the Fund to lag its benchmark.

Relative underperformance for the period since inception is also attributable to stock selection and an underweight position in the consumer discretionary sector. We positioned the Fund defensively in this sector due to concerns about consumer spending and stretched valuations following the strong performance of many of these stocks in 2009. Stock selection hurt relative performance the most in specialty retail, where many companies we did not own reported better-than-expected financial results and their stock prices appreciated significantly. Our holdings in this area significantly underperformed the benchmark.

Within the information technology sector, strong stock selection made a significant positive contribution to relative return and three of the top five individual contributors to the Fund’s return came from this sector. Stock selection in the materials sector also contributed positively to performance relative to the benchmark as our holdings in this area benefited from rising commodity prices.

Changes to the Fund’s portfolio
As an active manager, we construct our portfolios from the bottom up based on internal analysis of individual company fundamentals. During the reporting period, the Fund’s weighting in the industrials and materials sectors increased while we reduced exposure to the health care and financials sectors. Individual positions were added or exited based on company fundamentals and the stock’s risk/reward.

SECTOR BREAKDOWN(1) (at December 31, 2010)

Consumer Discretionary	14.9%

Consumer Staples	7.3%

Energy	6.9%

Financials	5.2%

Health Care	15.0%

Industrials	15.9%

Information Technology	21.0%

Materials	5.9%

Telecommunication Services	6.3%

Other(2)	1.6%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  63

Manager Commentary (continued)

VP – Jennison Mid Cap Growth Fund

TOP TEN HOLDINGS(1) (at December 31, 2010)

Crown Castle International Corp.	2.1%

American Tower Corp., Class A	2.1%

NII Holdings, Inc.	2.1%

Southwestern Energy Co.	2.1%

Broadcom Corp., Class A	1.9%

DaVita, Inc.	1.8%

Ecolab, Inc.	1.8%

Check Point Software Technologies Ltd.	1.8%

Church & Dwight Co., Inc.	1.8%

Yum! Brands, Inc.	1.8%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Our future strategy
Industry weightings in the Fund are relatively balanced as we continue to find what we believe are attractive investments across all industry groups. In our view, companies that can demonstrate pricing power should prosper in the current economic environment. As always, the Fund consists principally of what we believe are high quality companies that are well positioned within their industry.

Jennison Associates LLC

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

64  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

VP – Jennison Mid Cap Growth Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Jennison Mid Cap Growth Fund Class 2 shares (from 5/7/10 to 12/31/10) as compared to the performance of the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS

Results at December 31, 2010
Since
Inception*
5/7/10
VP – Jennison Mid Cap Growth Fund
Class 2 Cumulative value of $10,000	$11,330

Total return	+13.30%

Russell Midcap Growth Index(1)
Cumulative value of $10,000	$12,327

Total return	+23.27%

Lipper Mid-Cap Growth Funds Index(2)
Cumulative value of $10,000	$12,341

Total return	+23.42%

*	Not annualized.

Results for Class 1 shares can be found on page 62.

66  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Jennison Mid Cap Growth Fund

(1)	The Russell Midcap Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000® Growth Index. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  67

Your Fund at a Glance

VP – MFS Value Fund

FUND SUMMARY

>	Variable Portfolio – MFS Value Fund (the Fund) Class 2 shares gained 7.50% from the Fund’s inception on May 7, 2010 through December 31, 2010.

>	The Fund underperformed its benchmark, as represented by the Russell 1000 Value Index, which gained 13.12% over the same period.

>	The Fund also underperformed its peer group, represented by the Lipper Large Cap Value Funds Index, which increased 12.89% for the period.

TOTAL RETURNS (for period ended December 31, 2010)

Since
Inception*
5/7/10
VP — MFS Value Fund Class 1	+7.60%

Class 2	+7.50%

Russell 1000 Value Index (unmanaged)	+13.12%

Lipper Large-Cap Value Funds Index (unmanaged)	+12.89%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity contract or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest in an index.

68  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

VP – MFS Value Fund

Variable Portfolio – MFS Value Fund (the Fund) Class 2 shares gained 7.50% for the period May 7, 2010 to December 31, 2010, underperforming the Fund’s benchmark, the Russell 1000® Value Index, which gained 13.12% over the same period. The Fund underperformed its peer group, represented by the Lipper Large-Cap Value Funds Index, which increased 12.89% for the period.

Significant performance factors
The Fund’s underperformance was partially driven by the significant cash held immediately following the Fund’s inception funding date of May 7. Global markets rallied sharply following the funding date and before this cash could be fully invested, causing the Fund to lag its benchmark.

Our overweight position in the consumer staples sector benefited performance relative to the Russell 1000 Value Index. Holdings of tobacco company Philip Morris International and global food company Nestle S.A. (Switzerland) aided relative returns as both these stocks outperformed the benchmark over the reporting period.

Stock selection in the retailing industry also contributed to relative performance although there were no individual stocks within this industry that were among the portfolio’s top relative contributors over the reporting period.

Our underweight position in the financial services sector boosted relative returns. Not holding insurance and investment firm Berkshire Hathaway and our underweight position in poor-performing financial services firm Bank of America aided relative performance.

Top relative contributors in other sectors included voice and data communications services company Vodafone Group, enterprise software provider Oracle, management consulting firm Accenture, oil and gas drilling equipment manufacturer National Oilwell Varco, and global integrated energy company Hess. Not holding diversified industrial conglomerate General Electric also helped as this stock underperformed the benchmark over the reporting period.

During the reporting period, the Fund’s currency exposure was another contributor to relative performance. All of the Fund’s investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for the Fund to have different currency exposure than the benchmark.

Stock selection in the energy sector detracted from relative performance. The portfolio’s holdings of energy exploration and production company EOG Resources hindered relative results.

SECTOR BREAKDOWN(1) (at December 31, 2010)

Consumer Discretionary	6.1%

Consumer Staples	12.3%

Energy	10.7%

Financials	22.8%

Health Care	12.2%

Industrials	13.2%

Information Technology	10.7%

Materials	3.5%

Telecommunication Services	4.3%

Utilities	3.0%

Other(2)	1.2%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  69

Manager Commentary (continued)

VP – MFS Value Fund

Stock selection in the industrial goods and services sector also held back relative returns. The portfolio’s holdings of poor-performing defense contractor Lockheed Martin dampened relative performance.

Elsewhere, not holding strong-performing telecommunications services provider Verizon Communications was another negative. Holdings of global financial services provider Bank of New York Mellon, medical device maker Medtronic, network equipment company Cisco Systems, pharmaceutical and medical products maker Abbott Laboratories, homebuilder Pulte Group, and computer products and services provider Hewlett Packard were among the portfolio’s top relative detractors.

The portfolio’s cash position was also a detractor from relative performance. The portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Changes to the Fund’s portfolio
Our exposure to the financial services and technology sectors increased the most during the period. Within financials, the opportunity created by the uncertainty surrounding the financial services reform bill coupled with very cheap valuations and largely healed balance sheets presented some great investment opportunities for our longer-term oriented strategy this year. We added one new name to the portfolio in the sector, Blackrock, as well as increasing our banking exposure by adding to existing positions in Goldman Sachs, Bank of America, JP Morgan and Wells Fargo. Additionally, we added to existing insurance holdings in Ace, AON and Prudential Financial as well as increasing our exposure to Mastercard. Within the technology sector, we took advantage of opportunities to increase the Fund’s exposure to several well-established larger-cap technology companies we’ve owned for awhile on valuation opportunities throughout the year, including IBM and Hewlett-Packard. We also started and continued to increase our exposure to our newest position in the sector, networking equipment giant Cisco Systems. It’s a company we’ve known for awhile, but whose valuation has not screened as attractively as we would have liked. In 2010, we got the chance to build a position in this high quality company, with what we view as a tremendously strong balance sheet, at, in our opinion, a very attractive valuation.

Our exposure to utilities, communications and retail declined the most throughout the course of 2010. As valuations for many of the utility and communications companies crept up throughout the year – most notably during the third quarter, they became a bit less interesting as compared to ideas we were finding in other sectors. We eliminated our positions in Centerpoint Energy and Nextera Energy, formerly FPL and trimmed back our exposure to nearly all of our holdings in the communications space including AT&T, Dominion Resources and Vodafone. Within retail, the bulk of the decline in our exposure is due to our decision to eliminate Nike from the portfolio. Throughout that time, we believe Nike did a fabulous job of executing in a difficult market, gaining

TOP TEN HOLDINGS(1) (at December 31, 2010)

Lockheed Martin Corp.	3.8%

Philip Morris International, Inc.	3.3%

Goldman Sachs Group, Inc. (The)	3.2%

AT&T, Inc.	2.9%

JPMorgan Chase & Co.	2.8%

Bank of New York Mellon Corp. (The)	2.8%

Johnson & Johnson	2.7%

MetLife, Inc.	2.6%

Accenture PLC, Class A	2.4%

Chevron Corp.	2.4%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

70  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – MFS Value Fund

share, improving margins and for a majority of that time, was quite cheaply valued. In 2010, the market began to catch on to the great story and by the summer, its valuation had appreciated substantially and no longer fit within our valuation framework. So, we bid a fond farewell to shares of Nike. Additionally, we also eliminated positions in Wal-Mart and Home Depot during the period. Finally, we trimmed back our exposure to Advance Auto Parts on the back of very strong performance, both absolute and relative to the market.

Our future strategy
Looking ahead, we remain more optimistic regarding the prospects for the companies owned within the portfolio than we do about a dramatic rebound in global economic activity in the year ahead. We are not making bets on the direction and magnitude of the global economies moving forward, rather what we believe we have found is a collection of high quality businesses, with strong balance sheets, great free cash flow generation and who we think are doing pretty smart things with the capital at their disposal, none of which, in our view, is factored into their current valuations and all of which we believe should position them to create long-term value for investors such as ourselves.

When considering the risk/reward opportunities we see in the market, we are compelled to try to continue to upgrade the quality of the companies owned within our portfolio given the opportunity to do so at what we believe are increasingly attractive valuations. We are optimistic that as we move into 2011, the valuation opportunity we see in these companies may finally be the catalyst for outperformance moving forward.

We are hopeful that the absolute and relative results delivered by our strategy are both positive for the Fund’s shareholders in the coming quarters and years to come.

Massachusetts Financial Services Company

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  71

The Fund’s Long-term Performance

VP – MFS Value Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – MFS Value Fund Class 2 shares (from 5/7/10 to 12/31/10) as compared to the performance of the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS

Results at December 31, 2010
Since
Inception*
5/7/10
VP – MFS Value Fund
Class 2 Cumulative value of $10,000	$10,750

Total return	+7.50%

Russell 1000 Value Index(1)
Cumulative value of $10,000	$11,313

Total return	+13.12%

Lipper Large-Cap Value Funds Index(2)
Cumulative value of $10,000	$11,290

Total return	+12.89%

*	Not annualized.

Results for Class 1 shares can be found on page 68.

72  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – MFS Value Fund

(1)	The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  73

Your Fund at a Glance

VP – Marsico Growth Fund

FUND SUMMARY

>	Variable Portfolio – Marsico Growth Fund (the Fund) Class 2 shares gained 20.40% from the Fund’s inception on May 7, 2010 through December 31, 2010.

>	The Fund outperformed its benchmark, the Standard & Poor’s 500 Index, which gained 14.76% over the same period.

>	The Fund also outperformed its peer group, represented by the Lipper Large-Cap Growth Funds Index, which increased 17.81% for the period.

TOTAL RETURNS (for period ended December 31, 2010)

Since
Inception*
5/7/10
VP — Marsico Growth Fund Class 1	+20.60%

Class 2	+20.40%

S&P 500 Index (unmanaged)	+14.76%

Lipper Large-Cap Growth Funds Index (unmanaged)	+17.81%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity contract or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest in an index.

74  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

VP – Marsico Growth Fund

Variable Portfolio – Marsico Growth Fund (the Fund) Class 2 shares gained 20.40% for the period May 7, 2010 to December 31, 2010, outperforming the Fund’s benchmark, the Standard & Poor’s (S&P) 500 Index, which gained 14.76% over the same period. The Fund outperformed its peer group, represented by the Lipper Large-Cap Growth Funds Index, which increased 17.81% for the period.

Significant performance factors
Stock selection and overweighted postures in the materials and consumer discretionary sectors were primary areas of strength for the Fund during the year. Materials holdings BHP Billiton, Dow Chemical, and Monsanto each posted strong returns. Consumer discretionary positions were led by online retailers priceline.com and Amazon.com. The Fund further benefitted from having overweight allocations to the materials and consumer discretionary sectors, as they were among the strongest-performing sectors of the benchmark index.

Stock selection in the information technology and industrials sectors was also strong. Apple and Chinese Internet search company Baidu were the largest contributors to the Fund’s performance at an individual stock-level. Industrials holding Union Pacific also contributed positively to performance.

Health care was a weak-performing sector of the benchmark index and the Fund’s performance was aided by having few investments in the sector.

The primary area of weakness for the Fund was stock selection and an underweighted posture in the energy sector. Oil and natural gas producer EOG Resources posted a double-digit decline and was a material detractor from performance. The Fund’s performance was also hampered by having little exposure to the energy sector, as energy was one of the best-performing sectors of the benchmark index during the period.

The Fund’s performance was also hurt by having an overweight allocation to the weak-performing banks industry. Two of the Fund’s bank positions, Wells Fargo and PNC Financial Services Group, posted negative returns and were among the Fund’s weakest-performing individual holdings.

Other positions having a material adverse impact on performance included technology holding Cisco Systems and retailer Home Depot. Both positions posted double-digit negative returns prior to being sold from the Fund’s portfolio.

Changes to the Fund’s portfolio
During the period, the Fund sold its health care positions and significantly reduced its allocation to the information technology sector. The Fund increased its exposure to materials and consumer discretionary sectors.

SECTOR BREAKDOWN(1) (at December 31, 2010)

Consumer Discretionary	25.8%

Consumer Staples	2.0%

Energy	5.7%

Financials	14.5%

Industrials	12.8%

Information Technology	16.9%

Materials	19.5%

Telecommunication Services	1.2%

Other(2)	1.6%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  75

Manager Commentary (continued)

VP – Marsico Growth Fund

TOP TEN HOLDINGS(1) (at December 31, 2010)

Apple, Inc.	5.5%

Dow Chemical Co. (The)	4.8%

Union Pacific Corp.	4.4%

Amazon.com, Inc.	4.4%

Monsanto Co.	4.1%

McDonald’s Corp.	4.0%

U.S. Bancorp	3.7%

Oracle Corp.	3.7%

BHP Billiton PLC, ADR	3.6%

Nike, Inc., Class B	3.4%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Our future strategy
Our investment outlook remains positive. It has shifted somewhat from having a global growth orientation to more emphasis on a U.S. economic rebound. A year ago, we believed the U.S. would stage a muted recovery from the steep 2008-2009 recession, shackled by consumers de-leveraging at a rapid pace, businesses slashing payroll and inventories and the potential for major regulatory reform in several important sectors of the economy — health care, financials and energy. Today, we are feeling better about the recovery both in terms of its magnitude and breadth. Overall, U.S. economic growth is accelerating. Importantly, we are seeing consumer and business confidence starting to return. Prospects for the small business arena, which historically has been a locomotive for job creation, are improving for the first time in several years. We believe that consumer discretionary spending, which has already perked up to some extent, will increase during 2011 and in turn will drive GDP growth. Offsetting these factors to a degree are still-weak labor markets and a housing industry that remains in the doldrums and no longer benefitting from government support. Meanwhile, outside of the U.S., we are becoming more concerned about inflation, particularly in the emerging markets. On a long-term basis, however, we remain optimistic on emerging market growth, which we believe will be propelled by infrastructure spending and rising domestic consumption. We think that this could prove to be a wonderful environment for U.S. multi-national companies that have an established presence in those markets.

As a result of the overall improved glide path for the U.S. economy and optimistic corporate profit outlook, the Fund has incrementally become more tilted toward a U.S. recovery (and eventual expansion), with an emphasis on companies in the consumer discretionary, materials, information technology, financials and industrials sectors. As of December 31, 2010, the Fund had no exposure to the utilities and health care sectors.

Marsico Capital Management, LLC

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

76  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

VP – Marsico Growth Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Marsico Growth Fund Class 2 shares (from 5/7/10 to 12/31/10) as compared to the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS

Results at December 31, 2010
Since
Inception*
5/7/10
VP – Marsico Growth Fund
Class 2 Cumulative value of $10,000	$12,040

Total return	+20.40%

S&P 500 Index(1)
Cumulative value of $10,000	$11,476

Total return	+14.76%

Lipper Large-Cap Growth Funds Index(2)
Cumulative value of $10,000	$11,780

Total return	+17.81%

*	Not annualized.

Results for Class 1 shares can be found on page 74.

78  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Marsico Growth Fund

(1)	The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  79

Your Fund at a Glance

VP – Mondrian International Small Cap Fund

FUND SUMMARY

>	Variable Portfolio – Mondrian International Small Cap Fund (the Fund) Class 2 shares gained 25.29% from the Fund’s inception on May 7, 2010 through December 31, 2010.

>	The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Small Cap Index, which gained 28.88% over the same period.

>	The Fund also underperformed its peer group, represented by the Lipper International Small/Mid-Cap Core Funds Index, which increased 28.18% for the period.

TOTAL RETURNS (for period ended December 31, 2010)

Since
Inception*
5/7/10
VP — Mondrian International Small Cap Fund Class 1	+25.71%

Class 2	+25.29%

MSCI World ex U.S. Small Cap Index (unmanaged)	+28.88%

Lipper International Small/Mid-Cap Core Funds Index (unmanaged)	+28.18%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity contract or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest in an index.

80  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

VP – Mondrian International Small Cap Fund

Variable Portfolio – Mondrian International Small Cap Fund (the Fund) Class 2 shares gained 25.29% for the period May 7, 2010 to December 31, 2010, underperforming the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Small Cap Index, which gained 28.88% over the same period. The Fund underperformed its peer group, represented by the Lipper International Small/Mid-Cap Core Funds Index, which increased 28.18% for the period.

Significant performance factors
The Fund’s underperformance was partially driven by the significant cash held immediately following the Fund’s inception funding date of May 7. Global markets rallied sharply following the funding date and before this cash could be fully invested, causing the Fund to lag its benchmark.

Underperformance was also attributable to negative stock selection and currency effects, partially offset by positive asset allocation. Positive contributions arose from the U.K. due to stock selection, and from Japan due to the portfolio’s underweight position. Negative contributions arose from Australia and France due to stock selection, and from Canada and Sweden due to the portfolio’s underweight position to both markets.

Changes to the Fund’s portfolio
The portfolio sold four stocks: Parkway (Singapore), Chloride (U.K.), Vopak (Netherlands) and Downer (Australia). Four new stocks were added: AF AB (Sweden), Domino Printing Sciences (U.K.), SBM Offshore (Netherlands) and Rubis (France).

Our future strategy
The Fund remains overweight in the U.K. The U.K. portion of the portfolio is primarily focused on the industrial/services sectors, in particular high-end engineering companies that manufacture customized finished products or provide services that are critical within supply chains. These companies have defensive revenue streams that are dependent on non-discretionary spending and are less exposed to the cyclicality of the capital expenditure cycle. Their revenue stream, driven by preventive maintenance and replacement related demand, generates sustainable cash flow to support their long term progressive dividend payouts.

The re-pricing of sovereign debt yields and implications for the banking sector increases the macro-economic tail risk for the Eurozone. However, there are some attractive stocks from a bottom-up perspective. We continue to maintain our overweight positions in France and Germany. As with the U.K., the segment of the portfolio invested

COUNTRY BREAKDOWN(1) (at December 31, 2010)

Australia	6.5%

Canada	3.6%

France	10.1%

Germany	11.5%

Hong Kong	5.0%

Ireland	0.7%

Japan	12.6%

Netherlands	5.6%

New Zealand	3.4%

Norway	0.7%

Singapore	11.0%

Spain	0.9%

Sweden	1.0%

United Kingdom	25.3%

Other(2)	2.1%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  81

Manager Commentary (continued)

VP – Mondrian International Small Cap Fund

in French and German companies is focused on high-end engineering companies which are dominant in their respective niches and have a globally diversified revenue base.

We currently remain overweight in Asia, excluding, Japan with significant overweight positions in both Hong Kong and Singapore. The two economies are beneficiaries of intra-Asian trade as well as cyclical and structural growth in their respective domestic economies. The portfolio is invested in the industrial and service sectors that we believe are beneficiaries of the outsourcing trend to Asia as well as cyclical and structural changes taking place in Asia that support domestic demand in order to be less reliant on exports.

TOP TEN HOLDINGS(1) (at December 31, 2010)

Weir Group PLC (The) (United Kingdom)	3.6%

Rotork PLC (United Kingdom)	3.0%

Commonwealth Property Office Fund (Australia)	2.8%

Koninklijke Boskalis Westminster NV (Netherlands)	2.7%

Rexam PLC (United Kingdom)	2.7%

Croda International PLC (United Kingdom)	2.6%

CapitaMall Trust (Singapore)	2.5%

Transfield Services Ltd. (Australia)	2.4%

Neopost SA (France)	2.4%

Nexans SA (France)	2.4%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

The portfolio remains underweight in Japan. Whilst Japan at present may offer a “safe-haven” status relative to its developed peers, the country does face longer-term structural issues. The aging/declining population, resulting in a slowly shrinking tax base and disposable savings, may pose a problem to funding Japan’s fiscal burden in the future unless government spending normalizes in line with declining trend growth in Japan.

At the stock level, we find that Japanese companies that are focused on enhancing shareholder value tend to be the exporters which are exposed to the movements in the yen. In much of the domestic sector, which tends to be shielded from movements in the yen, we believe corporate governance remains weak and management is not aligned to shareholder interests. As a result, we remain underweight in Japanese equities. Nonetheless, we continue to monitor opportunities in the Japanese equity market to exploit oversold conditions on the back of both equity and yen volatility.

The Japanese portion of the portfolio is focused on companies with progressive dividend policy, geographical diversification with a cost efficient production model that may be globally diversified, utilizing outsourced production to low cost countries or procuring components from low cost countries for domestic assembly.

Mondrian Investment Partners Limited

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

82  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

VP – Mondrian International Small Cap Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Mondrian International Small Cap Fund Class 2 shares (from 5/7/10 to 12/31/10) as compared to the performance of the Morgan Stanley Capital International (MSCI) World ex U.S. Small Cap Index and the Lipper International Small/Mid-Cap Core Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS

Results at December 31, 2010
Since
Inception*
5/7/10
VP – Mondrian International Small Cap Fund
Class 2 Cumulative value of $10,000	$12,539

Total return	+25.29%

MSCI World ex U.S. Small Cap Index(1)
Cumulative value of $10,000	$12,888

Total return	+28.88%

Lipper International Small/Mid-Cap Core Funds Index(2)
Cumulative value of $10,000	$12,819

Total return	+28.18%

*	Not annualized.

Results for Class 1 shares can be found on page 80.

84  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Mondrian International Small Cap Fund

(1)	The MSCI World ex U.S. Small Cap Index is composed of stocks which are categorized as small capitalization stocks. The MSCI World ex U.S. Index is a market capitalization-weighted index designed to measure equity performance in 22 global developed markets, excluding the U.S.

(2)	The Lipper International Small/Mid-Cap Core Funds Index includes the 10 largest international small/mid-cap core funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  85

Your Fund at a Glance

VP – Morgan Stanley Global Real Estate Fund

FUND SUMMARY

>	Variable Portfolio – Morgan Stanley Global Real Estate Fund (the Fund) Class 2 shares gained 17.10% from the Fund’s inception on May 7, 2010 through December 31, 2010.

>	The Fund underperformed its benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index, which gained 21.91% over the same period.

>	The Fund also underperformed its peer group, represented by the Lipper Global Real Estate Funds Index, which increased 19.71% for the period.

TOTAL RETURNS (for period ended December 31, 2010)

Since
Inception*
5/7/10
VP — Morgan Stanley Global Real Estate Fund Class 1	+17.40%

Class 2	+17.10%

FTSE EPRA/NAREIT Developed Real Estate Index (unmanaged)	+21.91%

Lipper Global Real Estate Funds Index (unmanaged)	+19.71%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity contract or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest in an index.

86  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

VP – Morgan Stanley Global Real Estate Fund

Variable Portfolio – Morgan Stanley Global Real Estate Fund (the Fund) Class 2 shares gained 17.10% for the period May 7, 2010 to December 31, 2010, underperforming the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index, which gained 21.91% over the same period. The Fund underperformed its peer group, represented by the Lipper Global Real Estate Funds Index, which increased 19.71% for the period.

Significant performance factors
The Fund’s underperformance was partially driven by the significant cash held immediately following the Fund’s inception funding date of May 7. Global markets rallied sharply following the funding date and before this cash could be fully invested, causing the Fund to lag its benchmark.

From a portfolio management perspective, outperformance within the U.S. and Asian portfolios contributed to performance while the European segment of the portfolio detracted. Global allocation among the regional portfolios and cash held in the Fund detracted. In Asia, the Fund benefited from stock selection within and the overweight to Hong Kong; this was partially offset by the impact of stock selection in Japan. In Europe, the Fund benefited from the underweight to Belgium; this was offset by the effects of stock selection within and the overweight to the U.K. and the underweight to Sweden. In the U.S., the Fund benefited from stock selection in the hotel and mall sectors; this was partially offset by the impact of stock selection in the health care and shopping center sectors.

The global real estate securities market gained 21.91% from Fund inception (May 7, 2010) through December 31, 2010, as measured by the FTSE EPRA/NAREIT Developed Real Estate Index, but is still down approximately 25% from peak levels. For most of the period, the sector continued the strong recovery that began in mid-March 2009. The sector declined from Fund inception through June alongside the broader equity markets, which fell on concerns over the sustainability of the global economic recovery and the European sovereign debt

COUNTRY BREAKDOWN(1) (at December 31, 2010)

Australia	8.2%

Austria	0.0%	*

Belgium	0.1%

Brazil	0.5%

Canada	1.3%

China	0.9%

Finland	0.2%

France	4.3%

Germany	0.4%

Hong Kong	20.2%

Italy	0.4%

Japan	11.1%

Jersey	0.1%

Luxembourg	0.2%

Netherlands	1.2%

Singapore	3.4%

Sweden	0.5%

Switzerland	1.0%

United Kingdom	7.3%

United States	36.5%

Other(2)	2.2%

*	Rounds to less than 0.1%.

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  87

Manager Commentary (continued)

VP – Morgan Stanley Global Real Estate Fund

crisis. For the remainder of the period, favorable movements in share prices appeared to be mostly influenced by the rally in the equity market.

Changes to the Fund’s portfolio
For the period ended December 31, 2010, the Fund was overweight the Asian listed property sector, modestly overweight the European listed property sector and underweight the U.S. listed property sector.

The overweight to the Asian region was predominated by the real estate operating companies (REOCs) in Hong Kong and Japan. The Hong Kong REOCs ended the year trading at a meaningful discount to net asset value (NAV) after adjusting for NAV growth based on continued strong rental growth for the office and retail sectors. The Japanese REOCs traded at the widest discounts to NAV on a global basis, even after recent share price gains driven by expectations that office fundamentals in Central Tokyo may have bottomed. We continue to maintain a preference for the major REOCs with predominant exposure to prime assets given relatively more favorable property fundamentals, the ability to engage in value-added opportunities such as development and redevelopment, well-positioned balance sheets and continued access to financing. This contrasts widely to the Asian real estate investment trusts (REITs), which are passive, externally managed vehicles limited to property ownership, many of which have more limited access to financing and maintain predominant exposure to secondary assets. The Fund was underweight the Australian listed property trust (LPT) sector, which traded at modest discounts to NAV.

In Europe, the Fund was overweight the U.K. and underweight continental Europe. Valuations on the continent traded at a premium to NAV based on reported NAVs, which only reflect marginal asset value declines since the start of the credit crisis. Valuations in the U.K. traded at a discount to reported NAVs, which have started to recover after experiencing significant declines since June 2007.

The Fund was underweight the U.S., which traded at a premium to NAVs, which reflect an approximate 20% decline in asset values from peak levels. Within the U.S., the portfolio was overweight to companies that are focused in the ownership of upscale urban hotels and apartment properties and underweight to companies concentrated in the ownership of health care, suburban office and industrial assets.

Our future strategy
In contrast to the relatively more stable outlook for underlying property fundamentals and valuations in most markets in Asia, prospects for underlying property fundamentals in the U.S. and Europe remain uncertain, although asset values appear to be recovering from trough levels on the back of continued improvements in capital market conditions. We believe a key issue remains achieving greater clarity on asset values. There continued to be only modest product available for sale, with the number of buyers far exceeding the number of sellers, and liquidity

TOP TEN HOLDINGS(1) (at December 31, 2010)

Sun Hung Kai Properties Ltd. (Hong Kong)	6.6%

Simon Property Group, Inc. (United States)	4.3%

Mitsubishi Estate Co., Ltd. (Japan)	4.1%

Westfield Group (Australia)	3.6%

Mitsui Fudosan Co., Ltd. (Japan)	3.5%

Equity Residential (United States)	3.5%

Hongkong Land Holdings Ltd. (Hong Kong)	3.4%

Sumitomo Realty & Development Co., Ltd. (Japan)	2.7%

Host Hotels & Resorts, Inc. (United States)	2.6%

Unibail-Rodamco SE (France)	2.4%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

88  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Morgan Stanley Global Real Estate Fund

continues to build on the sidelines. It is noteworthy that the performance gap between prime and secondary assets continues to widen. For prime assets with a more stable income stream, the market is witnessing stronger investor demand at increasingly aggressive bids. In addition, these assets are generally benefiting from relatively more favorable underlying property fundamentals. In contrast, for secondary assets, the wide bid-ask spread appears to be the key factor for the stagnant investment market, and underlying property fundamentals for these assets are generally weaker.

It is notable that, given the improvements in the capital markets and the significant amount of equity issued by the public companies to improve their balance sheets, the magnitude of asset value declines has narrowed from previous expectations. In some sub-segments of these markets, we believe current share price valuations already reflect the prospective weakening in underlying fundamentals and asset values. In the short term, share prices may experience incremental weakness, but we currently believe that expected returns over the medium and long-term are compelling given that current pricing for many of the companies provides an entry point that already reflects downside risks.

Morgan Stanley Investment Management Inc.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  89

The Fund’s Long-term Performance

VP – Morgan Stanley Global Real Estate Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Morgan Stanley Global Real Estate Fund Class 2 shares (from 5/7/10 to 12/31/10) as compared to the performance of the FTSE EPRA/NAREIT Developed Real Estate Index and the Lipper Global Real Estate Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS

Results at December 31, 2010
Since
Inception*
5/7/10
VP – Morgan Stanley Global Real Estate Fund
Class 2 Cumulative value of $10,000	$11,710

Total return	+17.10%

FTSE EPRA/NAREIT Developed Real Estate Index(1)
Cumulative value of $10,000	$12,191

Total return	+21.91%

Lipper Global Real Estate Funds Index(2)
Cumulative value of $10,000	$11,972

Total return	+19.71%

*	Not annualized.

Results for Class 1 shares can be found on page 86.

90  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Morgan Stanley Global Real Estate Fund

(1)	The FTSE EPRA/NAREIT Global Developed Real Estate Index is a global free float-adjusted market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

(2)	The Lipper Global Real Estate Funds Index includes the 10 largest global real estate funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  91

Your Fund at a Glance

VP – NFJ Dividend Value Fund

FUND SUMMARY

>	Variable Portfolio – NFJ Dividend Value Fund (the Fund) Class 2 shares gained 12.40% from the Fund’s inception on May 7, 2010 through December 31, 2010.

>	The Fund underperformed its benchmark, as represented by the Russell 1000 Value Index, which gained 13.12% over the same period.

>	The Fund also underperformed its peer group, represented by the Lipper Large-Cap Value Funds Index, which increased 12.89% for the period.

TOTAL RETURNS (for period ended December 31, 2010)

Since
Inception*
5/7/10
VP — NFJ Dividend Value Fund Class 1	+12.60%

Class 2	+12.40%

Russell 1000 Value Index (unmanaged)	+13.12%

Lipper Large-Cap Value Funds Index (unmanaged)	+12.89%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity contract or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest in an index.

92  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

VP – NFJ Dividend Value Fund

Variable Portfolio – NFJ Dividend Value Fund (the Fund) Class 2 shares gained 12.40% for the period May 7, 2010 to December 31, 2010, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which gained 13.12% over the same period. The Fund underperformed its peer group, represented by the Lipper Large-Cap Value Funds Index, which increased 12.89% for the period.

Significant performance factors
The Fund’s underperformance was partially driven by the significant cash held immediately following the Fund’s inception funding date of May 7. Global markets rallied sharply following the funding date and before this cash could be fully invested, causing the Fund to lag its benchmark.

Positive relative returns were a result of issue selection as well as sector allocation. Sector weight deviations are a result of our bottom-up investment process. The Fund’s underweight in financials was beneficial. The sector has been plagued by poor price momentum, weak balance sheets, and little to no dividend yields, any of which can preclude investment based on our investment process. Our stock selection in the sector, particularly our lack of exposure to the diversified financial services industry, was timely heading into the summer. The massive European bailout package announced in early May renewed investors’ fear that the global economic recovery might be overstated, and equity markets sold off. Within energy, we are drawn to low valuations among several companies in the sector, and an overweight there also helped. Stock picking in materials and the consumer sectors outpaced benchmark shares, while holdings in the industrials and energy sectors were weak on a relative basis.

Changes to the Fund’s portfolio
The portfolio is managed on a bottom-up basis, and as such, no top-down decisions were made to change sector weightings. The average annual turnover of the Fund will typically be 30%-50%. During the period, exposure to information technology and financials increased, while the telecommunications allocation declined.

Our future strategy
The Federal Reserve’s latest round of quantitative easing aims to drive up prices of long-term bonds and push down long-term interest rates, with the ultimate goal of encouraging investment and spending and stimulating the economic recovery. Yields on 10-year Treasuries are now so low that debt holders could face a negative real return. While rising inflation and a weakening U.S. dollar bode poorly for the bond investor, the potential downside risk of an eventual rise in rates remains a chief concern.

SECTOR BREAKDOWN(1) (at December 31, 2010)

Consumer Discretionary	3.0%

Consumer Staples	8.3%

Energy	19.1%

Financials	18.0%

Health Care	13.5%

Industrials	8.1%

Information Technology	11.3%

Materials	4.0%

Telecommunication Services	5.9%

Utilities	3.8%

Other(2)	5.0%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  93

Manager Commentary (continued)

VP – NFJ Dividend Value Fund

TOP TEN HOLDINGS(1) (at December 31, 2010)

ConocoPhillips	4.3%

Pfizer, Inc.	4.2%

Intel Corp.	3.9%

Total SA, ADR	3.9%

Annaly Capital Management, Inc.	3.4%

Diamond Offshore Drilling, Inc.	3.2%

General Electric Co.	2.5%

Allstate Corp. (The)	2.5%

Hudson City Bancorp, Inc.	2.4%

Chesapeake Energy Corp.	2.4%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

A favorable outlook for global demographics and recent trends in intra-stock correlations may support an equity investment. Population growth in the emerging markets, coupled with a growing middle class, could provide a strong source of demand. Ownership of companies that are positioned to capitalize on such growth will benefit investors. During 2010, intra-stock correlations spiked (resulting in limited differentiation between stocks), making it a difficult environment for active managers to outperform. A company’s stock price, instead of reflecting changes in fundamental signals, has depended more on its industry and asset class. However, correlations have begun to abate since the second quarter, likely due to additional regulatory clarity.

We believe our dividend and value-oriented equity portfolio can provide additional protection when investing in equities. Prospects for multiple expansion for the broad market are limited given the rock bottom interest rate environment. Our strategy, however, is to purchase companies with low relative and absolute P/E multiples. We believe such a strategy can be successful based on mean reversion, rather than requiring a period of significant multiple expansion. We are not economic prognosticators, but assuming expected earnings growth will keep pace with Gross Domestic Product (GDP) growth, one could reasonably expect earnings growth to be positive but muted. Finally, our dividend requirement positions the portfolio with an inherent advantage relative to the index, as dividends provide a tangible source of return and some predictability of current income. We have a constructive outlook for dividend-payers, supported by record corporate cash balances and below historic average payout ratios. Yields for equities exceed yields on bonds for hundreds of companies, and dividends also carry a growth rate. The decade from 2000-2010 is often referred to as the “Lost Decade”, with the S&P 500 Index down about 5% over the period. However, we believe following a dividend re-investment strategy in the index would have boosted that return to about 15%.

NFJ Investment Group LLC

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

94  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

VP – NFJ Dividend Value Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – NFJ Dividend Value Fund Class 2 shares (from 5/7/10 to 12/31/10) as compared to the performance of the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS

Results at December 31, 2010
Since
Inception*
5/7/10
VP – NFJ Dividend Value Fund
Class 2 Cumulative value of $10,000	$11,240

Total return	+12.40%

Russell 1000 Value Index(1)
Cumulative value of $10,000	$11,311

Total return	+13.12%

Lipper Large-Cap Value Funds Index(2)
Cumulative value of $10,000	$11,290

Total return	+12.89%

*	Not annualized.

Results for Class 1 shares can be found on page 92.

96  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – NFJ Dividend Value Fund

(1)	The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  97

Your Fund at a Glance

VP – Nuveen Winslow Large Cap Growth Fund

FUND SUMMARY

>	Variable Portfolio – Nuveen Winslow Large Cap Growth Fund (the Fund) Class 2 shares gained 14.00% from the Fund’s inception on May 7, 2010 through December 31, 2010.

>	The Fund underperformed its benchmark, as represented by the Russell 1000 Growth Index, which gained 17.82% over the same period.

>	The Fund also underperformed its peer group, represented by the Lipper Large-Cap Growth Funds Index, which increased 17.81% for the period.

TOTAL RETURNS (for period ended December 31, 2010)

Since
Inception*
5/7/10
VP — Nuveen Winslow Large Cap Growth Fund Class 1	+14.20%

Class 2	+14.00%

Russell 1000 Growth Index (unmanaged)	+17.82%

Lipper Large-Cap Growth Funds Index (unmanaged)	+17.81%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity contract or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest in an index.

98  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

VP – Nuveen Winslow Large Cap Growth Fund

Effective November 17, 2010, Variable Portfolio – UBS Large Cap Growth Fund was renamed Variable Portfolio – Nuveen Winslow Large Cap Growth Fund.

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund (the Fund) Class 2 shares gained 14.00% for the period May 7, 2010 to December 31, 2010, underperforming the Fund’s benchmark, the Russell 1000® Growth Index, which gained 17.82% over the same period. The Fund underperformed its peer group, represented by the Lipper Large-Cap Growth Funds Index, which increased 17.81% for the period.

The Fund was managed by UBS Global Asset Management (UBS) from May 7, 2010 until November 16, 2010. Over that period, Fund shares gained 6.60%, underperforming the Fund’s benchmark, the Russell 1000 Growth Index, which gained 10.10% over the same period. The Fund underperformed its peer group, represented by the Lipper Large-Cap Growth Funds Index, which increased 10.07% for the period.

Management of the Fund was assumed by Winslow Capital Management, Inc. (Nuveen Winslow) on November 17, 2010. From November 17, 2010 through December 31, 2010, Fund shares gained 7.13%, outperforming the Fund’s benchmark, the Russell 1000 Growth Index, which gained 7.01% over the same period. The Fund outperformed its peer group, represented by the Lipper Large-Cap Growth Funds Index, which increased 7.03% for the period.

Significant performance factors
The Fund’s underperformance was partially driven by the significant cash held immediately following the Fund’s inception funding date of May 7. Global markets rallied sharply following the funding date and before this cash could be fully invested, causing the Fund to lag its benchmark.

Stock selection within information technology and consumer discretionary accounted for the vast majority of positive contribution as many companies in these sectors benefit from secular earnings growth that proved resilient in the face of macroeconomic uncertainty. In addition, stock selection in energy and industrials contributed to performance, but to a lesser extent. On the other side of the ledger, stock selection in consumer staples detracted from performance as did the fund’s overweight position in health care as concerns over implementation of health care reform weighed on the sector’s shares.

Nuveen Winslow: Stock selection was the primary contributor, particularly in the energy, consumer staples and materials sectors. The energy sector was bolstered by performers like Occidental Petroleum and Schlumberger. Contribution from the consumer staples sector was driven by an underweighting and stock selection led by strong

SECTOR BREAKDOWN(1) (at December 31, 2010)

Consumer Discretionary	14.2%

Consumer Staples	4.0%

Energy	7.7%

Financials	8.9%

Health Care	8.7%

Industrials	15.2%

Information Technology	33.9%

Materials	4.3%

Telecommunication Services	1.6%

Other(2)	1.5%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments. The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  99

Manager Commentary (continued)

VP – Nuveen Winslow Large Cap Growth Fund

performer Estee Lauder. In materials, stock selection was the driver, with Walter Energy making a significant impact on the sector’s outperformance.

Some dilution of the above gains in the last quarter of 2010 came from consumer discretionary and financials. In consumer discretionary, while newer holdings like BorgWarner gained, Ford Motor lagged and Ctrip.com declined due to increasing competition. Financials saw some underperformance from Franklin Resources during the period.

Changes to the Fund’s portfolio
UBS: Throughout the period during which we managed the Fund, we sought to identify elite growth companies whose duration of earnings growth is misunderstood by the market. As such, we added to many of these companies within the information technology and consumer discretionary sectors. In addition, the Fund sought to capitalize on near term noise in the energy and materials space and added to our position in those sectors as well.

Nuveen Winslow: Since we assumed management of the portfolio in November 2010, we have added Edwards Lifesciences in the healthcare sector, recognizing the driving shift in the heart valve market from surgery to trans-catheter. In information technology, we added ASML Holdings, with its significant share gains in the high growth lithography market, and Salesforce.com, the cloud computing provider which is seeing accelerating growth. We also added Dollar General in the consumer discretionary sector as it is a 20% grower on 7% unit growth, improved margins and deleveraging.

During this period, we sold Teva in the healthcare sector as it was exhibiting slower growth due to size and fewer exclusive generic opportunities.

Our future strategy
Nuveen Winslow: We believe the portfolio is positioned for improving growth in the economy, led by strength in information technology and international markets. The portfolio is underweight low growth consumer staples and maintains its overweight in financials and information technology. With an improving economic outlook, we expect the market’s focus will return to an environment in 2011 where company fundamentals will largely drive stock prices.

We believe investors are correct in anticipating better economic growth in 2011. Whether benefits from the Federal Reserve Board’s second round of large-scale asset repurchasing, or quantitative easing, known as QE2, the continuation of the Bush tax cuts or rising household net worth as markets rose, the bottom line seems to be improving confidence, which is translating into better economic activity. Profits in 2010 appear to have risen over 30%, which has ultimately driven higher stock prices. We believe U.S. corporate earnings may rise in the area of 8-10% in 2011 with GDP growth around 3%.

TOP TEN HOLDINGS(1) (at December 31, 2010)

Apple, Inc.	4.9%

Cognizant Technology Solutions Corp., Class A	4.4%

Oracle Corp.	3.2%

QUALCOMM, Inc.	3.1%

Union Pacific Corp.	3.0%

Goldman Sachs Group, Inc. (The)	3.0%

priceline.com, Inc.	2.9%

Express Scripts, Inc.	2.9%

Google, Inc., Class A	2.8%

Schlumberger Ltd.	2.7%

(1)	Percentages indicated are based upon total investments (excluding Cash & Cash Equivalents).

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

100  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Nuveen Winslow Large Cap Growth Fund

While we believe China’s growth is appropriately slowing, its economy will likely gain 7% or more in 2011 along with favorable increases in other emerging economies. In developed Europe, sovereign debt issues remain. However, we believe the biggest economy, Germany, is doing well and several governments have taken steps to begin to control spending and debt. That challenge is still ahead in the U.S. and remains a major problem along with the high unemployment. The latter factor, in our view, means no significant prospective inflationary pressure, which is driven mainly by unit labor costs over the long term.

With rising profits and relatively attractive valuations, we believe the environment is favorable for good stock picking. We are not buying the economy, nor are we buying the stock market. We want to own 60 businesses which can generate above-average earnings growth and are sensibly priced. While mindful of the many risks and realizing a market pullback would not be surprising after the strong gain in 2010, we look forward to the possibility of another year of positive return.

UBS Global Asset Management (Americas) Inc.	Winslow Capital Management, Inc.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  101

The Fund’s Long-term Performance

VP – Nuveen Winslow Large Cap Growth Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Nuveen Winslow Large Cap Growth Fund Class 2 shares (from 5/7/10 to 12/31/10) as compared to the performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS

Results at December 31, 2010
Since
Inception*
5/7/10
VP – Nuveen Winslow Large Cap Growth Fund
Class 2 Cumulative value of $10,000	$11,400

Total return	+14.00%

Russell 1000 Growth Index(1)
Cumulative value of $10,000	$11,781

Total return	+17.82%

Lipper Large-Cap Growth Funds Index(2)
Cumulative value of $10,000	$11,780

Total return	+17.81%

*	Not annualized.

Results for Class 1 shares can be found on page 98.

102  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Nuveen Winslow Large Cap Growth Fund

(1)	The Russell 1000 Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  103

Your Fund at a Glance

VP – Partners Small Cap Growth Fund

FUND SUMMARY

>	Variable Portfolio – Partners Small Cap Growth Fund (the Fund) Class 2 shares gained 17.50% from the Fund’s inception on May 7, 2010 through December 31, 2010.

>	The Fund underperformed its benchmark, as represented by the Russell 2000 Growth Index, which gained 25.87% over the same period.

>	The Fund also underperformed its peer group, represented by the Lipper Small-Cap Growth Funds Index, which increased 23.46% for the period.

TOTAL RETURNS (for period ended December 31, 2010)

Since
Inception*
5/7/10
VP — Partners Small Cap Growth Fund Class 1	+17.70%

Class 2	+17.50%

Russell 2000 Growth Index (unmanaged)	+25.87%

Lipper Small-Cap Growth Funds Index (unmanaged)	+23.46%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity contract or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest in an index.

104  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

VP – Partners Small Cap Growth Fund

VP – Partners Small Cap Growth Fund is managed by three independent money management firms and each invests a portion of the portfolio’s assets. As of December 31, 2010. TCW Investment Management Company (TCW), The London Company and Wells Capital Management Company (Wells Capital Management) and managed approximately 33%, 33% and 34% of the portfolio, respectively.

Variable Portfolio – Partners Small Cap Growth Fund (the Fund) Class 2 shares gained 17.50% for the period May 7, 2010 to December 31, 2010, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which gained 25.87% over the same period. The Fund underperformed its peer group, represented by the Lipper Small Cap Growth Funds Index, which increased 23.46% for the period.

Significant performance factors
The Fund’s underperformance was partially driven by the significant cash held immediately following the Fund’s three initial funding dates. Global markets rallied sharply following two of these funding dates before this cash could be fully invested, causing the Fund to lag its benchmark.

The London Company:  The three top performing sectors in the Russell 2000 Growth Index were energy, information technology, and materials. Our positioning detracted value in each of these sectors. The bottom three performing sectors were the defensive sectors of utilities, health care, and consumer staples. Our overweight allocation to consumer staples detracted value while the allocation to the other sectors slightly added value.

Offsetting poor allocation this year was strong stock selection. Specifically, our holdings in financials, industrials, and the consumer-oriented sectors generated strong alpha. The top five contributors (PriceSmart, Value Click, MBIA, NewMarket, and Corrections Corp of America) were from these sectors. The bottom five contributors were Synaptics, Service Corp, Eaton Vance, Universal, and First Industrial Realty Trust. We also had bids for two of our holdings during the year — Wesco and THC. These proposed offers also aided performance.

Beyond allocation and selection, our portion of the Fund was impacted by the unusually high correlation among all stocks in the market this year. Reaching two standard deviations above the historic mean, many investors were using the equity markets as a “risk-on, risk-off” trade and relying on beta to drive performance. Given our disposition to more conservative, low beta names with greater downside protection, this scenario created a headwind during the year.

TCW:  Our portion of the Fund’s underperformance during the period was primarily driven by stock selection in the health care, energy, financials and consumer discretionary sectors. Partially offsetting this was strong stock

SECTOR BREAKDOWN(1) (at December 31, 2010)

Consumer Discretionary	16.0%

Consumer Staples	4.8%

Energy	7.7%

Financials	11.2%

Health Care	16.8%

Industrials	13.4%

Information Technology	25.7%

Materials	3.4%

Other(2)	1.0%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  105

Manager Commentary (continued)

VP – Partners Small Cap Growth Fund

selection in information technology and, to a lesser extent, good stock selection in industrials. Our portion of the Fund is overweight in health care and 2010 was a difficult year for our health care stocks, in no small part due to an increased unwillingness by the Food and Drug Administration to approve new drugs. Entering 2011 we feel many investors have abandoned the industry. To us, this creates an opportunity to own companies with differentiated products. However, notable detractors in health care were names such as DynaVox, NuVasive, Thoratec and Human Genome Sciences. Conversely, helping performance in health care were HeartWare, Chelsea Therapuetics and DexCom. In energy, another sector in which we are overweight, relative returns were hurt by Comstock Resources, ATP Oil and Gas and Venoco, while Superior Well Services and Berry Petroleum helped. Superior Well Services was acquired by Nabors in the summer. In our consumer discretionary holdings, California Pizza Kitchen, Rue21 and Lumber Liquidators detracted, while 7 Days Group helped. More importantly, we did not participate in the strong rally in retail stocks in the fourth quarter. We have few retail investments, owing to our inability to find ideas where we believe we have an out-of-consensus view. Retail revenues in 2010 turned out to be better than we expected, and our lack of investments in this industry hurt our relative performance. In financials, Wilshire Bancorp and Astoria Financial detracted, while Janus Capital contributed.

Information technology, which is the largest position in our portion of the Fund, helped performance during the period. The largest contributor in our technology holdings was 3Par, which was acquired by Hewlett-Packard after a highly publicized bidding war with Dell. Other leading contributors were Aruba Networks, Fortinet, MercadoLibre, VanceInfo Technologies, Stratasys and Universal Display. With the economy showing improvement, corporations were more willing to invest back into their businesses. Given that technology is roughly half of capital spending, and it often provides the most immediate return on investment, this environment favored technology revenues. On the other hand, detractors in information technology included SMART Technologies, MaxLinear and Solar Winds. Turning to industrials, a sector in which we are underweight, relative performance was aided by Chart Industries, Wesco International and Clean Harbors. Duoyuan Global Water and MYR Group notably detracted in the sector.

Wells Capital Management:  In 2010, companies that posted higher revenue growth rates outperformed companies with lower growth rates.

For our portion of the Fund’s portfolio, individual security selection drove results for the year. Stock selection in healthcare contributed positively to relative return of our total performance. Innovative companies with disruptive technologies that improve patient care or control costs like NxStage Medical and EXACT Sciences were big winners for us. We also had strong performers in the drug space led by Alexion Pharmaceuticals and Akorn.

TOP TEN HOLDINGS(1) (at December 31, 2010)

Atwood Oceanics, Inc.	1.5%

Brigham Exploration Co.	1.4%

Volcano Corp.	1.4%

Pricesmart, Inc.	1.4%

Cabela’s, Inc.	1.4%

Alexander & Baldwin, Inc.	1.3%

NewMarket Corp.	1.2%

MBIA, Inc.	1.2%

Corrections Corp. of America	1.2%

Old Dominion Freight Line, Inc.	1.2%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

106  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Partners Small Cap Growth Fund

Our portion of the Fund’s portfolio had significant winners in consumer discretionary as consumer spending and inventory restocking continued to drive results for the period. Specifically, Ulta Salon Cosmetics & Fragrances, Hibbett Sports, and Lululemon Athletica posted strong returns.

Select technology names leveraging the push towards cloud computing/server virtualization and mobile connectivity were key themes for 2010. Our overweight to technology coupled with several significant performers posting returns in excess of 100% contributed over 10% of the total return of our portion of the Fund. Riverbed Technologies, ArcsSight, and Entropic were three of the biggest winners.

Our underweight to industrials and weak performance within the sector detracted from performance for the period. Again, stock specific circumstances in Mueller Water Products and Orion Marine Group were the culprits.

Material stocks were also underrepresented in our portion of the Fund. The strong performance of the sector was boosted by the Federal Reserve Board’s second round of large-scale asset repurchasing, or quantitative easing known as QE2 and continued pressure on the dollar. We continue to have a difficult time finding businesses in this space that meet our discipline of offering robust and sustainable growth.

Changes to the Fund’s portfolio
The London Company:  During the year, we sold or reduced our positions in Alleghany Corporation, Brinks Company, Constellation Brands, First Industrial, Hasbro, Kinder Morgan, Lance, Old Dominion Freight Lines, Sturm Ruger, Synaptics, Vulcan Materials, Wesco Financial, and White Mountains.

We added to or established positions in Advent Software, Alexander & Baldwin, AOL, Atwood Oceanics, Cabela’s, Corrections Corporation of America, Energizer, Martin Marietta Materials, MBIA, Micrel, NewMarket Corporation, QLT, Tejon Ranch, Tredegar, and Value Click.

TCW:  While our strategy emphasizes bottom up stock selection, we note that, in the past six months, our portion of the Fund’s sector weightings in consumer staples, consumer discretionary and financials have increased, while weightings in energy and information technology have decreased.

Wells Capital Management:  There were no significant changes to our portion of the Fund’s portfolio. However, we continued to add on an individual stock basis to positions levered to crude energy, virtualization/cloud computing, and non-credit sensitive financial companies. We have reduced positions in business models where we began to question the robustness or sustainability of its growth. Specifically, select names in technology (Monolithic Power Systems), in industrials (Mueller Water Products and Orion Marine Group), and post secondary education (American Public Education) were sold from the portfolio.

Our future strategy
The London Company:  Looking ahead to 2011, we remain positive on equities. We still find stocks attractive compared to other asset classes and feel valuations are reasonable at present. While the pace of recent market appreciation may slow and existing structural headwinds (housing, consumer confidence, sovereign debt burdens, etc.) may reappear, we gain confidence in knowing that global growth is occurring and that corporations still have record high cash levels to acquire growth, buy back shares and/or increase dividends.

Our portfolio positioning and goals are static. We remain fully invested and are seeking attractive opportunities in the market. Although the market has appreciated, we are still finding interesting candidates in a number of sectors. While we don’t expect much multiple expansion given the low level of inflation, interest rates, and taxes, we would not be surprised to see stock price appreciation in-line with earnings growth and dividend increases. Our bottom-up focus and discipline on unearthing value from existing assets under management control should be a competitive advantage as dispersion of returns increase and individual company fundamentals drive performance. We are optimistic that our approach of finding undervalued assets with less downside risk will be beneficial going forward in a potentially more discriminating market.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  107

Manager Commentary (continued)

VP – Partners Small Cap Growth Fund

TCW:  The economy looks marginally stronger compared with three months ago. But we believe prospects for 2011 look significantly better, if only because the odds of a double-dip recession are greatly decreased. The myriad forms of government support of the economy, whether salutary or not, do increase uncertainty as it is difficult to tell how the economy would be doing absent these measures — analogously, is the patient on life support or just a moderate dose of antibiotics? Interestingly, QE2, seems to have failed at pushing down interest rates, as evidenced by the back up in Treasury yields. On the other hand, perhaps the fourth-quarter rally in “risk assets” (for instance, the high beta, low-quality, highly speculative portions of the benchmark) indicates the Fed may have succeeded in forcing the returns on low-risk assets down to a point where investors are left few choices but to increase risk. Hopefully, this will translate into greater risk-taking among corporate managers as it relates to hiring plans and capital budgets.

We are cautiously optimistic about 2011 earnings. The degree of realignment necessary in the U.S. economy (particularly as it relates to consumption and borrowing) is sufficiently great that the process is measured in years, not months or quarters. The good news is we are already two years into that process. The even better news is that though the overall economy is growing only slowly, our companies are growing revenues at a rapid pace and translating those revenues into strong cash generation. We believe this continued growth will be the critical driver of returns over the next year.

Wells Capital Management:  Continued improvement in economic activity, low interest rates, strong revenue and earnings growth trends, and acceleration in merger and acquisition activity all led to higher stock prices in 2010. We expect those trends to persist in 2011. Our data suggests small cap growth remains at historical low valuations (P/E to growth rates) relative to small cap value.

We continue to focus on company fundamentals specifically looking for businesses that offer robust and sustainable growth. In general, we like companies that can drive revenue or free cash growth on a secular basis and our bottom up portfolio construction leads us towards companies that have an underappreciated aspect to their growth story. We expect correlations among equities in general and small cap in particular to continue to decline in the coming months, leading the way for individual security selection to once again drive results.

TCW Investment Management Company           The London Company

Wells Capital Management Company

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

108  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

VP – Partners Small Cap Growth Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Partners Small Cap Growth Fund Class 2 shares (from 5/7/10 to 12/31/10) as compared to the performance of the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS

Results at December 31, 2010
Since
Inception*
5/7/10
VP – Partners Small Cap Growth Fund
Class 2 Cumulative value of $10,000	$11,750

Total return	+17.50%

Russell 2000 Growth Index(1)
Cumulative value of $10,000	$12,586

Total return	+25.87%

Lipper Small-Cap Growth Funds Index(2)
Cumulative value of $10,000	$12,347

Total return	+23.46%

*	Not annualized.

Results for Class 1 shares can be found on page 104.

110  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Partners Small Cap Growth Fund

(1)	The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Small-Cap Growth Funds Index includes the 30 largest small-cap growth funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  111

Your Fund at a Glance

VP – PIMCO Mortgage-Backed Securities Fund

FUND SUMMARY

>	Variable Portfolio – PIMCO Mortgage-Backed Securities Fund (the Fund) Class 2 gained 3.60% from the Fund’s inception date on May 7, 2010 through December 31, 2010.

>	The Fund outperformed the 2.70% increase of its benchmark, the Barclays Capital U.S. Mortgage-Backed Securities (MBS) Index, during the same period.

>	The Fund outperformed the Lipper U.S. Mortgage Funds Index, representing the Fund’s peer group, which advanced 3.20%.

TOTAL RETURNS (for period ended December 31, 2010)

Since
Inception*
5/7/10
VP — PIMCO Mortgage-Backed Securities Fund Class 1	+3.70%

Class 2	+3.60%

Barclays Capital U.S. Mortgage-Backed Securities Index (unmanaged)	+2.70%

Lipper U.S. Mortgage Funds Index (unmanaged)	+3.20%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity contract or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest in an index.

112  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

VP – PIMCO Mortgage-Backed Securities Fund

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund (the Fund) Class 2 shares gained 3.60% for the period May 7, 2010 to December 31, 2010, outperforming the Fund’s benchmark, the Barclays Capital U.S. Mortgage-Backed Securities Index, which gained 2.70% over the same period. The Fund outperformed its peer group, represented by the Lipper U.S. Mortgage Funds Index, which increased 3.20% for the period.

Significant performance factors
During 2010, agency mortgage backed securities (MBS) were subject to extreme mispricing of their embedded prepayment risk as a result of the Federal Reserve’s (the Fed’s) Agency MBS Purchase Program. In addition, the low level of new MBS supply in 2010 added to this mispricing. To capitalize on this mispricing throughout 2010, the Fund focused on relative value opportunities through tactical security selection. This strategy persisted, as mortgage markets remained impaired following the end of the Fed’s program in March.

Changes to the Fund’s portfolio
The Fund maintained a significant underweight position to the sector before gradually repositioning towards year-end as valuations became far more attractive. The Fund ended the year slightly underweight the middle portion of the coupon stack (i.e. mortgages with 4.0-4.5% coupons). The Fund largely benefited from initial targeting of lower coupon securities due to mortgage-backed security richness. The Fund also benefited by being underweight in higher coupons in the middle of the year as fears of a refinancing wave triggered a selloff in those coupons.

PORTFOLIO BREAKDOWN(1) (at December 31, 2010)

Commercial Mortgage-Backed Securities	0.5%

Repurchase Agreements	7.8%

Residential Mortgage-Backed Securities - Agency	78.7%

Residential Mortgage-Backed Securities - Non-Agency	2.9%

Treasury Note Short-Term	0.2%

U.S. Government Agency Obligations	3.2%

U.S. Treasury Obligations	6.7%

Other(2)	0.0%	*

*	Rounds to less than 0.1%.

(1)	Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

QUALITY BREAKDOWN(1) (at December 31, 2010)

AAA rating	99.6%

AA rating	0.4%

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor’s rating is used to determine the credit quality of a security. Standard and Poor’s rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor’s doesn’t rate a security, then Moody’s rating is used. Columbia Management Investment Advisers, LLC (the Investment Manager) rates a security using an internal rating system when Moody’s doesn’t provide a rating.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  113

Manager Commentary (continued)

VP – PIMCO Mortgage-Backed Securities Fund

Our future outlook
Given our market outlook, we presently intend to continue reducing our underweight positions in the middle of the coupon stack at attractive levels. We will also look to take advantage of relative value opportunities across the coupon stack. Impaired liquidity in the market for MBS, along with elevated volatility relative to historical standards, has resulted in various relative value opportunities across the coupon stack in both conventional (Fannie Mae and Freddie Mac) MBS and Ginnie Mae MBS. As such, we plan to continue focusing on opportunities where we believe returns are attractive relative to underlying prepayment risks.

Pacific Investment Management Company LLC

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

114  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

VP – PIMCO Mortgage-Backed Securities Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – PIMCO Mortgage-Backed Securities Fund Class 2 shares (from 5/7/10 to 12/31/10) as compared to the performance of the Barclays Capital U.S. Mortgage-Backed Securities Index and the Lipper U.S. Mortgage Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS

Results at December 31, 2010
Since
Inception*
5/7/10
VP – PIMCO Mortgage-Backed Securities Fund
Class 2 Cumulative value of $10,000	$10,360

Total return	+3.60%

Barclays Capital U.S. Mortgage-Backed Securities index(1)
Cumulative value of $10,000	$10,270

Total return	+2.70%

Lipper U.S. Mortgage Funds Index(2)
Cumulative value of $10,000	$10,320

Total return	+3.20%

*	Not annualized.

Results for Class 1 shares can be found on page 112.

116  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – PIMCO Mortgage-Backed Securities Fund

(1)	The Barclays Capital U.S. Mortgage-Backed Securities Index is composed of all mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

(2)	The Lipper U.S. Mortgage Funds Index includes the 10 largest U.S. mortgage funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  117

Your Fund at a Glance

VP – Pyramis® International Equity Fund

FUND SUMMARY

>	Variable Portfolio – Pyramis® International Equity Fund (the Fund) Class 2 shares gained 15.92% from the Fund’s inception on May 7, 2010 through December 31, 2010.

>	The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index, which gained 21.14% over the same period.

>	The Fund also underperformed its peer group, represented by the Lipper International Large-Cap Core Funds Index, which increased 21.61% for the period.

TOTAL RETURNS (for period ended December 31, 2010)

Since
Inception*
5/7/10
VP — Pyramis® International Equity Fund Class 1	+16.14%

Class 2	+15.92%

MSCI EAFE Index (unmanaged)	+21.14%

Lipper International Large-Cap Core Funds Index (unmanaged)	+21.61%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity contract or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest in an index.

118  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

VP – Pyramis® International Equity Fund

Variable Portfolio – Pyramis® International Equity Fund (the Fund) Class 2 shares gained 15.92% for the period May 7, 2010 to December 31, 2010, underperforming the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index, which gained 21.14% over the same period. The Fund underperformed its peer group, represented by the Lipper International Large-Cap Core Funds Index, which increased 21.61% for the period.

Significant performance factors
The Fund’s underperformance was partially driven by the significant cash held immediately following the Fund’s inception funding date of May 7. Global markets rallied sharply following the funding date and before this cash could be fully invested, causing the Fund to lag its benchmark.

Energy and consumer discretionary were among the largest sector contributors to relative performance, while industrials was among the sector detractors.

In the energy sector, the underweight in oil and gas exploration and production company BP and the overweight in oil services company Saipem were among the largest Fund contributors. BP shares declined driven by negative investor sentiment following an oil spill at one of the company’s deepwater wells in the Gulf of Mexico. Uncertainty about the impact of future legislation on deep water drilling in the wake of the oil spill also weighed on the company’s shares during the first half of the period. Saipem shares rose as the company posted better-than-expected third-quarter earnings and also announced several large new contract wins during the period. In the consumer discretionary sector, the overweight in luxury goods maker Richemont contributed to performance. Richemont shares rose as the company posted strong results for the first half of 2010, driven by

COUNTRY BREAKDOWN(1) (at December 31, 2010)

Australia	8.5%

Austria	0.5%

Belgium	2.2%

Bermuda	0.6%

Denmark	1.9%

Finland	0.6%

France	8.1%

Germany	9.3%

Guernsey	0.2%

Hong Kong	2.3%

Israel	0.7%

Italy	2.5%

Japan	21.2%

Netherlands	3.0%

Norway	1.6%

Papua New Guinea	0.2%

Singapore	1.2%

Spain	1.7%

Sweden	2.2%

Switzerland	7.3%

United Kingdom	20.3%

Virgin Islands	0.2%

Other(2)	3.7%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  119

Manager Commentary (continued)

VP – Pyramis® International Equity Fund

record margins from the company’s Cartier watch segment. Among individual holdings, the overweight in drug maker Novo-Nordisk and the underweight in banking and financial services provider Banco Santander were among the largest Fund contributors. Shares of Novo-Nordisk rose on news that the Food & Drug Administration had approved the company’s type 2 diabetes drug, Victoza. The company also posted solid quarterly results during the period. Banco Santander shares declined as the company posted disappointing quarterly results and warned that it would miss its full year 2010 earnings forecast. Renewed sovereign debt concerns in Europe following news of the EU’s €85 billion bailout of Ireland and its banks also weighed on Banco Santander shares.

In the industrials sector, the overweights in wind turbine manufacturer Vestas Wind Systems and electronics maker Philips Electronics were among the largest Fund detractors. Shares of Vestas Wind Systems declined as the company posted a wider-than-expected second-quarter loss and cut its full year 2010 forecast due to delays in customer orders. Despite posting solid quarterly results, shares of Philips Electronics declined as the company warned that fourth-quarter sales may be weak due to lingering economic uncertainty. Concerns expressed by Wall Street analysts related to the oversupply in the LED market also weighed on Philips Electronics shares. Among individual holdings, the overweights in Italian bank Intesa Sanpaolo and banking and financial services provider Barclays were among the largest Fund detractors. Shares of both companies declined during the period driven by heightened sovereign debt concerns in the wake of the Greek debt crisis and the EU’s €85 billion bailout of Ireland and its banks.

Changes to the Fund’s portfolio
Notable position changes occurred across a range of sectors, including consumer discretionary, health care, materials, and financials. In the consumer discretionary sector, we initiated a position in electronic products manufacturer Sony and closed our position in broadcasting company Mediaset. We purchased Sony because of its attractive risk/reward and the stock’s potential upside given Wall Street’s expectation for a new management team. We sold Mediaset because the Italian television market is mature and we expect the company to lose commercial market share as digital fragmentation continues. In the health care sector, we initiated a position in drug maker Bayer after the company released favorable trial results for its blood thinner Xarelto. In the materials sector, we initiated a position in agricultural fertilizer manufacturer Yara International as the company should benefit from a tightening nitrogen supply. In the financials sector, we closed our position in commercial banking and financial services provider Hang Seng Bank as the stock approached our target valuation.

TOP TEN HOLDINGS(1) (at December 31, 2010)

Nestlé SA (Switzerland)	2.3%

HSBC Holdings PLC (United Kingdom)	1.7%

Royal Dutch Shell PLC, Series A (United Kingdom)	1.6%

Novo Nordisk A/S, Series B (Denmark)	1.5%

Siemens AG (Germany)	1.5%

Vodafone Group PLC (United Kingdom)	1.4%

BG Group PLC (United Kingdom)	1.2%

Australia & New Zealand Banking Group Ltd. (Australia)	1.1%

Volkswagen AG (Germany)	1.0%

Saipem SpA (Italy)	1.0%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

120  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Pyramis® International Equity Fund

Our future strategy
As of December 31, 2010, the Fund remains relatively neutral across regions. While maintaining similar sector weightings relative to the MSCI EAFE Index, active stock selection results in slight overweights in consumer discretionary and industrials stocks, and slight underweights in utilities and health care stocks.

Pyramis Global Advisors, LLC

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  121

The Fund’s Long-term Performance

VP – Pyramis® International Equity Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Pyramis® International Equity Fund Class 2 shares (from 5/7/10 to 12/31/10) as compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE Index and the Lipper International Large-Cap Core Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS

Results at December 31, 2010
Since
inception*
5/7/10
VP – Pyramis® International Equity Fund
Class 2 Cumulative value of $10,000	$11,592

Total return	+15.92%

MSCI EAFE Index(1)
Cumulative value of $10,000	$12,115

Total return	+21.14%

Lipper International Large-Cap Core Funds Index(2)
Cumulative value of $10,000	$12,163

Total return	+21.61%

*	Not annualized.

Results for Class 1 shares can be found on page 118.

122  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Pyramis® International Equity Fund

(1)	The MSCI EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper International Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  123

Your Fund at a Glance

VP – Wells Fargo Short Duration Government Fund

FUND SUMMARY

>	Variable Portfolio – Wells Fargo Short Duration Government Fund (the Fund) Class 2 shares gained 1.50% from the Fund’s inception on May 7, 2010 through December 31, 2010.

>	The Fund outperformed its benchmark, the Barclays Capital U.S. 1-3 Year Government Index, which gained 1.17% over the same period.

>	The Fund also outperformed its peer group, represented by the Lipper Short U.S. Government Funds Index, which increased 1.32% for the period.

TOTAL RETURNS (for period ended December 31, 2010)

Since
Inception*
5/7/10
VP — Wells Fargo Short Duration Government Fund Class 1	+1.70%

Class 2	+1.50%

Barclays Capital U.S. 1-3 Year Government Index (unmanaged)	+1.17%

Lipper Short U.S. Government Funds Index (unmanaged)	+1.32%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity contract or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest in an index.

124  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Manager Commentary

VP – Wells Fargo Short Duration Government Fund

Variable Portfolio – Wells Fargo Short Duration Government Fund (the Fund) Class 2 shares gained 1.50% for the period May 7, 2010 to December 31, 2010, outperforming the Fund’s benchmark, the Barclays Capital U.S. 1-3 Year Government Index, which gained 1.17% over the same period. The Fund outperformed its peer group, represented by the Lipper Short U.S. Government Funds Index, which increased 1.32% for the period.

Significant performance factors
The period began with a series of disappointing economic releases. U.S. Treasuries experienced a significant rally until October as market expectations of additional quantitative easing by the Federal Reserve (the Fed) kept bonds well bid. Despite mixed economic data and flare ups in European sovereign risk, optimism reigned in the corporate, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) markets — all outperforming Treasuries. The significant new issue supply was easily absorbed as both U.S. and international investors poured money into the bond markets. Sectors offering more spread posted strong performance, as the reach for yield continued. Mortgages underperformed on concerns of pre-payment and policy uncertainty.

During the last several months of the period, risky assets outperformed U.S. Treasuries as the economic outlook improved significantly. Liquidity provided by the Federal Reserve’s quantitative easing (termed QE2) poured into virtually every corner of the global capital markets, benefiting all spread products. The CMBS sector was a top performer as conditions in the commercial real estate lending markets continued to improve and market loss estimates decreased. The mortgage sector, led by higher coupon mortgages, outperformed U.S. Treasuries.

Despite accommodative Fed policy and a continuation of the QE2 program, Treasury yields moved higher late in the year. Short-term yields were the most stable, rising only 20 basis points (bps) in the two-year sector. In the rest of the U.S. Treasury curve, yields rose 60-80 bps during the fourth quarter, resulting in a general steepening trend and a 10-year Treasury interest rate near 3.30%.

Changes to the Fund’s portfolio
During the first half of the period we were overweight premium specified pools and hybrid adjustable-rate mortgages (ARMs). In the specified pool space, we added 2002-2003 vintage 30-year 6.0% pools, which we believe are very stable cash flows with good prepayment protection. We also added low loan balance 30-year 6.5% pools, which we viewed as very attractive due to their excellent convexity profiles. In U.S. Agency ARMs, we added Ginnie Mae (GNMA) 3.0%-4.0% 5/1 ARMs. These bonds offer good value and prepayment protection to both U.S. Treasuries and their Fannie Mae (FNMA) and Freddie Mac (FHLMC) counterparts due to their constrained borrower profiles. We also continue to find good relative value trading opportunities in the U.S. Agency collateralized mortgage obligation (CMO) sector.

In the ABS sector, we increased our overweight to credit card ABS. We also found good relative value trading opportunities throughout the third quarter in Federal Family Education Loan Program (FFELP) student loan

PORTFOLIO BREAKDOWN(1) (at December 31, 2010)

Asset-Backed Securities	6.6%

Commercial Mortgage-Backed Securities	7.6%

Corporate Bonds & Notes	2.4%

Residential Mortgage-Backed Securities — Agency	49.5%

Treasury Note Short-Term	1.7%

U.S. Treasury Obligations	27.4%

Other(2)	4.8%

(1)	Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  125

Manager Commentary (continued)

VP – Wells Fargo Short Duration Government Fund

floaters and auto dealer floor plan ABS (loans made to auto dealers to finance purchases of automobiles for their inventory). We also reduced our overweight to CMBS and performed several relative value swaps within the seasoned 2001-2005 CMBS sectors.

Later in the period we were active in U.S. Agency MBS as market volatility provided relative value opportunities. In the fall of 2010, we reduced our overweight to U.S. Agency CMOs as bank demand drove spreads tighter. We reduced our overweight to seasoned 30-year 6% pools as benign prepayment speeds pushed that sector higher. Throughout the quarter, we found opportunities and increased our overweight in hybrid ARMs, adding GNMA 3.5% pools. Volatility persisted in the fourth quarter as flows caused dislocations and we added to our positions in U.S. Agency CMOs and seasoned premium U.S. Agency MBS pools at very attractive levels.

In ABS, we found good relative value opportunities in FFELP student loan floaters and added to our overweight. Against this, we reduced our overweight in credit card ABS which had outperformed on a relative basis. In the new issue ABS market, we added three-year Ally Bank auto ABS which came at an attractive spread to secondary auto ABS. In CMBS, we were active in trading the 2005 and 2004 vintages as dislocations provided opportunity.

QUALITY BREAKDOWN(1) (at December 31, 2010)

AAA rating	100.0%

Non-investment grade	—%

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor’s rating is used to determine the credit quality of a security. Standard and Poor’s rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor’s doesn’t rate a security, then Moody’s rating is used. Columbia Management Investment Advisers, LLC (the Investment Manager) rates a security using an internal rating system when Moody’s doesn’t provide a rating.

Our future strategy
The Fund ended the period with approximately 18% of the portfolio in U.S. Agency CMOs, 15% in high quality asset-backed securities and CMBS, 23% in mortgage pass-through securities, 13% in U.S. Agency hybrid ARMs, 3% in government guaranteed debt, and the remaining position in U.S. Treasuries. We remain overweight in the mortgage and asset-backed sectors versus an underweight to the U.S. Agency and U.S. Treasury sectors. Throughout the quarter, we maintained an overweight to the five-year and an underweight to two-year risk versus the benchmark.

Wells Capital Management Incorporated

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

126  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

VP – Wells Fargo Short Duration Government Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in VP – Wells Fargo Short Duration Government Fund Class 2 shares (from 5/7/10 to 12/31/10) as compared to the performance of the Barclays Capital U.S. 1-3 Year Government Index and the Lipper Short U.S. Government Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

COMPARATIVE RESULTS

Results at December 31, 2010
Since
inception*
5/7/10
VP – Wells Fargo Short Duration Government Fund
Class 2 Cumulative value of $10,000	$10,150

Total return	+1.50%

Barclays Capital U.S. 1-3 Year Government Index(1)
Cumulative value of $10,000	$10,118

Total return	+1.17%

Lipper Short U.S. Government Funds Index(2)
Cumulative value of $10,000	$10,132

Total return	+1.32%

*	Not annualized.

Results for Class 1 shares can be found on page 124.

128  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Wells Fargo Short Duration Government Fund

(1)	The Barclays Capital U.S. 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Short U.S. Government Funds Index includes the 30 largest short U.S. government funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  129

Fund Expenses Examples
(Unaudited)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees and other expenses; distribution and service (Rule 12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies. In addition to the ongoing expense which the Fund bears directly, the Fund’s shareholders indirectly bear the expense of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

These examples are based on an investment of $1,000 invested at the beginning of the period indicated and held until December 31, 2010.

Actual Expenses
The first line of each table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class, and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of each table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

130  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource VP – Limited Duration Bond Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,023.90	$2.75	.54%

Hypothetical (5% return before expenses)	$1,000	$1,022.48	$2.75	.54%

Class 2

Actual(b)	$1,000	$1,023.00	$4.03	.79%

Hypothetical (5% return before expenses)	$1,000	$1,021.22	$4.02	.79%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended December 31, 2010: +2.39% for Class 1 and +2.30% for Class 2.

RiverSource VP – Strategic Income Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,065.20	$3.02	.58%

Hypothetical (5% return before expenses)	$1,000	$1,022.28	$2.96	.58%

Class 2

Actual(b)	$1,000	$1,064.20	$4.32	.83%

Hypothetical (5% return before expenses)	$1,000	$1,021.02	$4.23	.83%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended December 31, 2010: +6.52% for Class 1 and +6.42% for Class 2.

VP – AllianceBernstein International Value Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,259.10	$5.24	.92%

Hypothetical (5% return before expenses)	$1,000	$1,020.57	$4.69	.92%

Class 2

Actual(b)	$1,000	$1,257.20	$6.66	1.17%

Hypothetical (5% return before expenses)	$1,000	$1,019.31	$5.96	1.17%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended December 31, 2010: +25.91% for Class 1 and +25.72% for Class 2.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  131

Fund Expenses Examples (continued)

VP – American Century Diversified Bond Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,011.60	$2.79	.55%

Hypothetical (5% return before expenses)	$1,000	$1,022.43	$2.80	.55%

Class 2

Actual(b)	$1,000	$1,010.60	$4.05	.80%

Hypothetical (5% return before expenses)	$1,000	$1,021.17	$4.08	.80%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended December 31, 2010: +1.16% for Class 1 and +1.06% for Class 2.

VP – American Century Growth Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,264.50	$4.00	.70%

Hypothetical (5% return before expenses)	$1,000	$1,021.68	$3.57	.70%

Class 2

Actual(b)	$1,000	$1,263.70	$5.42	.95%

Hypothetical (5% return before expenses)	$1,000	$1,020.42	$4.84	.95%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended December 31, 2010: +26.45% for Class 1 and +26.37% for Class 2.

VP – Columbia Wanger International Equities Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,279.10	$6.61	1.15%

Hypothetical (5% return before expenses)	$1,000	$1,019.41	$5.85	1.15%

Class 2

Actual(b)	$1,000	$1,277.10	$8.04	1.40%

Hypothetical (5% return before expenses)	$1,000	$1,018.15	$7.12	1.40%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended December 31, 2010: +27.91% for Class 1 and +27.71% for Class 2.

132  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Columbia Wanger U.S. Equities Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,324.80	$5.68	.97%

Hypothetical (5% return before expenses)	$1,000	$1,020.32	$4.94	.97%

Class 2

Actual(b)	$1,000	$1,324.00	$7.15	1.22%

Hypothetical (5% return before expenses)	$1,000	$1,019.06	$6.21	1.22%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended December 31, 2010: +32.48% for Class 1 and +32.40% for Class 2.

VP – Eaton Vance Floating-Rate Income Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,054.20	$3.00	.58%

Hypothetical (5% return before expenses)	$1,000	$1,022.28	$2.96	.58%

Class 2

Actual(b)	$1,000	$1,054.70	$4.30	.83%

Hypothetical (5% return before expenses)	$1,000	$1,021.02	$4.23	.83%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended December 31, 2010: +5.42% for Class 1 and +5.47% for Class 2.

VP – Invesco International Growth Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,230.40	$5.40	.96%

Hypothetical (5% return before expenses)	$1,000	$1,020.37	$4.89	.96%

Class 2

Actual(b)	$1,000	$1,228.70	$6.80	1.21%

Hypothetical (5% return before expenses)	$1,000	$1,019.11	$6.16	1.21%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended December 31, 2010: +23.04% for Class 1 and +22.87% for Class 2.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  133

Fund Expenses Examples (continued)

VP – J.P. Morgan Core Bond Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,014.60	$2.79	.55%

Hypothetical (5% return before expenses)	$1,000	$1,022.43	$2.80	.55%

Class 2

Actual(b)	$1,000	$1,013.70	$4.06	.80%

Hypothetical (5% return before expenses)	$1,000	$1,021.17	$4.08	.80%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended December 31, 2010: +1.46% for Class 1 and +1.37% for Class 2.

VP – Jennison Mid Cap Growth Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,226.80	$4.60	.82%

Hypothetical (5% return before expenses)	$1,000	$1,021.07	$4.18	.82%

Class 2

Actual(b)	$1,000	$1,224.90	$6.00	1.07%

Hypothetical (5% return before expenses)	$1,000	$1,019.81	$5.45	1.07%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended December 31, 2010: +22.68% for Class 1 and +22.49% for Class 2.

VP – MFS Value Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,202.20	$3.55	.64%

Hypothetical (5% return before expenses)	$1,000	$1,021.98	$3.26	.64%

Class 2

Actual(b)	$1,000	$1,201.10	$4.94	.89%

Hypothetical (5% return before expenses)	$1,000	$1,020.72	$4.53	.89%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended December 31, 2010: +20.22% for Class 1 and +20.11% for Class 2.

134  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – Marsico Growth Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,292.60	$4.05	.70%

Hypothetical (5% return before expenses)	$1,000	$1,021.68	$3.57	.70%

Class 2

Actual(b)	$1,000	$1,290.50	$5.48	.95%

Hypothetical (5% return before expenses)	$1,000	$1,020.42	$4.84	.95%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended December 31, 2010: +29.26% for Class 1 and +29.05% for Class 2.

VP – Mondrian International Small Cap Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,307.80	$6.92	1.19%

Hypothetical (5% return before expenses)	$1,000	$1,019.21	$6.06	1.19%

Class 2

Actual(b)	$1,000	$1,304.10	$8.36	1.44%

Hypothetical (5% return before expenses)	$1,000	$1,017.95	$7.32	1.44%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended December 31, 2010: +30.78% for Class 1 and +30.41% for Class 2.

VP – Morgan Stanley Global Real Estate Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,262.40	$4.90	.86%

Hypothetical (5% return before expenses)	$1,000	$1,020.87	$4.38	.86%

Class 2

Actual(b)	$1,000	$1,260.50	$6.32	1.11%

Hypothetical (5% return before expenses)	$1,000	$1,019.61	$5.65	1.11%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended December 31, 2010: +26.24% for Class 1 and +26.05% for Class 2.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  135

Fund Expenses Examples (continued)

VP – NFJ Dividend Value Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,229.30	$3.60	.64%

Hypothetical (5% return before expenses)	$1,000	$1,021.98	$3.26	.64%

Class 2

Actual(b)	$1,000	$1,228.40	$5.00	.89%

Hypothetical (5% return before expenses)	$1,000	$1,020.72	$4.53	.89%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended December 31, 2010: +22.93% for Class 1 and +22.84% for Class 2.

VP – Nuveen Winslow Large Cap Growth Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,277.40	$4.02	.70%

Hypothetical (5% return before expenses)	$1,000	$1,021.68	$3.57	.70%

Class 2

Actual(b)	$1,000	$1,276.60	$5.45	.95%

Hypothetical (5% return before expenses)	$1,000	$1,020.42	$4.84	.95%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended December 31, 2010: +27.74% for Class 1 and +27.66% for Class 2.

VP – Partners Small Cap Growth Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,306.30	$6.22	1.07%

Hypothetical (5% return before expenses)	$1,000	$1,019.81	$5.45	1.07%

Class 2

Actual(b)	$1,000	$1,305.60	$7.67	1.32%

Hypothetical (5% return before expenses)	$1,000	$1,018.55	$6.72	1.32%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended December 31, 2010: +30.63% for Class 1 and +30.56% for Class 2.

136  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

VP – PIMCO Mortgage-Backed Securities Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,011.70	$2.79	.55%

Hypothetical (5% return before expenses)	$1,000	$1,022.43	$2.80	.55%

Class 2

Actual(b)	$1,000	$1,011.70	$4.06	.80%

Hypothetical (5% return before expenses)	$1,000	$1,021.17	$4.08	.80%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended December 31, 2010: +1.17% for Class 1 and +1.17% for Class 2.

VP – Pyramis® International Equity Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,253.50	$5.45	.96%

Hypothetical (5% return before expenses)	$1,000	$1,020.37	$4.89	.96%

Class 2

Actual(b)	$1,000	$1,253.00	$6.87	1.21%

Hypothetical (5% return before expenses)	$1,000	$1,019.11	$6.16	1.21%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended December 31, 2010: +25.35% for Class 1 and +25.30% for Class 2.

VP – Wells Fargo Short Duration Government Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,009.90	$2.79	.55%

Hypothetical (5% return before expenses)	$1,000	$1,022.43	$2.80	.55%

Class 2

Actual(b)	$1,000	$1,008.90	$4.05	.80%

Hypothetical (5% return before expenses)	$1,000	$1,021.17	$4.08	.80%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended December 31, 2010: +0.99% for Class 1 and +0.89% for Class 2.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  137

Portfolio of Investments
RiverSource VP – Limited Duration Bond Fund
December 31, 2010
(Percentages represent value of investments compared to net assets)

	Coupon	Principal
Issuer	rate	amount	Value

Corporate Bonds & Notes (96.7%)
BANKING (6.9%)
ANZ National International Ltd. Bank Guaranteed (a)
08/10/15	3.125%	$10,360,000	$10,248,413
American Express Credit Corp. Senior Unsecured
08/25/14	5.125%	7,000,000	7,547,288
BB&T Corp.
04/29/16	3.950%	5,455,000	5,630,335
Bank of America Corp. Senior Unsecured (b)
05/15/14	7.375%	14,200,000	15,784,436
Citigroup, Inc. Senior Unsecured
10/15/14	5.500%	15,400,000	16,592,684
Goldman Sachs Group, Inc. (The) Senior Notes (b)
08/01/15	3.700%	19,060,000	19,420,463
HSBC Bank PLC Senior Notes (a)
06/28/15	3.500%	6,080,000	6,206,679
JPMorgan Chase & Co. Senior Unsecured
01/20/15	3.700%	9,800,000	10,141,902
JPMorgan Chase & Co. (b) Senior Unsecured
06/24/15	3.400%	9,750,000	9,957,249
01/15/16	2.600%	9,000,000	8,750,710
KeyCorp Senior Notes (b)
08/13/15	3.750%	3,890,000	3,899,782
Morgan Stanley Senior Unsecured (b)
11/02/15	3.450%	19,630,000	19,138,386
Royal Bank of Scotland PLC (The) Bank Guaranteed (b)
09/21/15	3.950%	7,790,000	7,629,092
Santander U.S. Debt SA Unipersonal Bank Guaranteed (a)
10/07/15	3.781%	15,200,000	14,253,234
Wells Fargo & Co. Senior Notes (b)
04/15/15	3.625%	7,500,000	7,777,072

Total			162,977,725

CHEMICALS (2.1%)
Dow Chemical Co. (The) Senior Unsecured
02/15/15	5.900%	43,387,000	48,037,826
Invista (a)
05/01/12	9.250%	1,699,000	1,725,182

Total			49,763,008

CONSTRUCTION MACHINERY (1.1%)
Case New Holland, Inc.
09/01/13	7.750%	13,430,000	14,437,250
Manitowoc Co., Inc. (The)
11/01/13	7.125%	7,830,000	7,898,513
Terex Corp. (b)
01/15/14	7.375%	4,600,000	4,657,500

Total			26,993,263

CONSUMER PRODUCTS (1.1%)
Clorox Co. Senior Unsecured
10/15/17	5.950%	12,500,000	13,946,737
Fortune Brands, Inc. Senior Unsecured
06/15/14	6.375%	10,684,000	11,578,956

Total			25,525,693

ELECTRIC (20.6%)
Appalachian Power Co. Senior Unsecured
05/24/15	3.400%	15,360,000	15,744,332
Arizona Public Service Co. Senior Unsecured
10/15/11	6.375%	4,500,000	4,686,192
05/15/15	4.650%	10,000,000	10,510,170
08/01/16	6.250%	5,000,000	5,588,255
Arizona Public Service Co. (b) Senior Unsecured
06/30/14	5.800%	6,750,000	7,422,577
Baltimore Gas & Electric Co. Senior Unsecured
07/01/13	6.125%	7,385,000	8,150,426
CMS Energy Corp. Senior Unsecured
09/30/15	4.250%	5,000,000	4,950,000
12/15/15	6.875%	19,299,000	21,059,185
CenterPoint Energy Houston Electric LLC
03/01/14	7.000%	17,950,000	20,520,987
Cleveland Electric Illuminating Co. (The) Senior Unsecured
12/15/13	5.650%	19,408,000	21,222,376
Consumers Energy Co. 1st Mortgage
02/15/14	6.000%	4,700,000	5,207,008
03/15/15	5.000%	15,201,000	16,339,889
08/15/16	5.500%	3,930,000	4,416,298
DTE Energy Co. Senior Unsecured
05/15/14	7.625%	36,945,000	42,583,620
06/01/16	6.350%	2,274,000	2,557,099
Dominion Resources, Inc. Senior Unsecured
08/01/33	5.250%	29,463,000	32,432,399
Duke Energy Corp. Senior Unsecured
02/01/14	6.300%	34,024,000	37,897,462
Indiana Michigan Power Co. Senior Unsecured
11/01/12	6.375%	850,000	917,494
11/15/14	5.050%	6,257,000	6,713,817
Metropolitan Edison Co. Senior Unsecured
03/15/13	4.950%	2,331,000	2,457,501
04/01/14	4.875%	1,000,000	1,051,431
Midamerican Energy Holdings Co. Senior Unsecured
02/15/14	5.000%	4,881,000	5,246,821
Nevada Power Co.
01/15/15	5.875%	38,824,000	43,292,487
03/15/16	5.950%	1,685,000	1,891,246
Nisource Finance Corp.
03/01/13	6.150%	9,935,000	10,838,131
09/15/17	5.250%	5,150,000	5,410,013
Nisource Finance Corp. (b)
07/15/14	5.400%	18,440,000	19,949,753
Ohio Edison Co. Senior Unsecured
05/01/15	5.450%	16,432,000	17,856,556
Ohio Power Co. Senior Unsecured
09/01/13	5.750%	330,000	361,436
Oncor Electric Delivery Co. LLC Senior Secured
01/15/15	6.375%	18,891,000	21,422,432
PacifiCorp 1st Mortgage
09/15/13	5.450%	1,945,000	2,131,119
Progress Energy, Inc. Senior Unsecured
03/15/14	6.050%	22,956,000	25,493,648
Progress Energy, Inc. (b) Senior Unsecured
01/15/16	5.625%	10,000,000	11,201,170
Sierra Pacific Power Co.
05/15/16	6.000%	6,090,000	6,897,699
Sierra Pacific Power Co. (b)
09/01/13	5.450%	4,020,000	4,382,841
TransAlta Corp. Senior Unsecured
01/15/15	4.750%	38,404,000	40,577,724

Total			489,381,594

ENTERTAINMENT (0.9%)
Speedway Motorsports, Inc.
06/01/13	6.750%	5,000,000	5,050,000
Time Warner, Inc. (b)
07/15/15	3.150%	15,595,000	15,786,065

Total			20,836,065

ENVIRONMENTAL (0.3%)
Waste Management, Inc.
03/11/15	6.375%	6,011,000	6,842,748

FOOD AND BEVERAGE (9.1%)
Anheuser-Busch InBev Worldwide, Inc. (a)
11/15/14	5.375%	18,368,000	20,236,999
Anheuser-Busch InBev Worldwide, Inc. (a)(b)
01/15/14	7.200%	30,315,000	34,668,082
Bacardi Ltd. (a)
04/01/14	7.450%	12,980,000	14,930,920
ConAgra Foods, Inc. Senior Unsecured
04/15/14	5.875%	1,520,000	1,682,821
06/15/17	5.819%	13,637,000	14,802,609
Constellation Brands, Inc.
12/15/14	8.375%	8,000,000	8,640,000
Del Monte Corp. (b)
02/15/15	6.750%	14,555,000	14,864,294

See accompanying Notes to Financial Statements.

138  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Coupon	Principal
Issuer	rate	amount	Value

Corporate Bonds & Notes (continued)

FOOD AND BEVERAGE (CONT.)
Diageo Capital PLC
01/15/14	7.375%	$8,160,000	$9,450,267
Dr Pepper Snapple Group, Inc.
05/01/13	6.120%	10,150,000	11,192,750
Kraft Foods, Inc. Senior Unsecured (b)
08/11/17	6.500%	21,000,000	24,431,789
SABMiller PLC Senior Unsecured (a)
01/15/14	5.700%	33,450,000	36,938,869
Sara Lee Corp. Senior Unsecured
09/15/15	2.750%	23,310,000	23,117,038

Total			214,956,438

GAS PIPELINES (6.5%)
CenterPoint Energy Resources Corp. Senior Unsecured
02/15/11	7.750%	13,502,000	13,603,625
04/01/13	7.875%	7,050,000	7,969,567
Colorado Interstate Gas Co. Senior Unsecured
11/15/15	6.800%	44,899,000	51,724,770
El Paso Corp. Senior Unsecured (b)
06/15/12	7.875%	1,000,000	1,053,567
Enterprise Products Operating LLC
06/01/15	3.700%	7,500,000	7,736,760
Gulfstream Natural Gas System LLC Senior Unsecured (a)
06/01/16	6.950%	5,000,000	5,834,350
Kinder Morgan Energy Partners LP Senior Unsecured (b)
02/15/15	5.625%	5,500,000	6,036,102
Midcontinent Express Pipeline LLC Senior Unsecured (a)(b)
09/15/14	5.450%	5,065,000	5,407,814
Northwest Pipeline GP Senior Unsecured
06/15/16	7.000%	5,215,000	6,174,670
04/15/17	5.950%	3,300,000	3,720,809
Panhandle Eastern Pipeline Co. LP Senior Unsecured
08/15/13	6.050%	8,000,000	8,619,600
Plains All American Pipeline LP/Finance Corp. (b)
09/15/15	3.950%	3,500,000	3,616,473
Southern Natural Gas Co. Senior Unsecured (a)(b)
04/01/17	5.900%	5,043,000	5,407,927
TransCanada PipeLines Ltd. Senior Unsecured (b)
06/01/15	3.400%	12,000,000	12,402,318
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%	12,347,000	14,198,568

Total			153,506,920

HEALTH CARE (4.2%)
AmerisourceBergen Corp.
09/15/15	5.875%	11,102,000	12,243,186
Cardinal Health, Inc. Senior Unsecured
06/15/12	5.650%	4,810,000	5,087,668
CareFusion Corp. Senior Unsecured
08/01/14	5.125%	27,825,000	30,077,183
Express Scripts, Inc.
06/15/14	6.250%	23,863,000	26,639,851
Hospira, Inc. Senior Unsecured
06/15/14	5.900%	5,420,000	5,970,016
05/15/15	6.400%	5,000,000	5,655,034
Medco Health Solutions, Inc. Senior Unsecured (b)
09/15/15	2.750%	13,975,000	13,871,455

Total			99,544,393

HEALTHCARE INSURANCE (0.8%)
UnitedHealth Group, Inc. Senior Unsecured
08/15/14	5.000%	5,465,000	5,937,772
03/15/15	4.875%	1,227,000	1,311,441
WellPoint, Inc. Senior Unsecured
06/15/17	5.875%	6,500,000	7,265,706
WellPoint, Inc. (b) Senior Unsecured
02/15/14	6.000%	3,905,000	4,340,173

Total			18,855,092

INDEPENDENT ENERGY (7.2%)
Anadarko Petroleum Corp. Senior Unsecured (b)
09/15/16	5.950%	21,315,000	22,898,470
Canadian Natural Resources Ltd. (b) Senior Unsecured
08/15/16	6.000%	250,000	287,331
05/15/17	5.700%	16,655,000	18,989,348
Chesapeake Energy Corp. (b)
07/15/13	7.625%	7,555,000	8,187,731
Denbury Resources, Inc. (b)
04/01/13	7.500%	10,000,000	10,100,000
EnCana Corp. Senior Unsecured (b)
12/01/17	5.900%	9,794,000	11,138,922
EnCana Holdings Finance Corp.
05/01/14	5.800%	24,325,000	27,089,196
Forest Oil Corp.
02/15/14	8.500%	10,071,000	11,002,567
Newfield Exploration Co. Senior Subordinated Notes (b)
09/01/14	6.625%	9,500,000	9,690,000
Nexen, Inc. Senior Unsecured
11/20/13	5.050%	13,080,000	13,899,922
03/10/15	5.200%	3,000,000	3,174,924
Woodside Finance Ltd. (a)(b)
11/10/14	4.500%	32,660,000	34,273,880

Total			170,732,291

INTEGRATED ENERGY (1.5%)
Cenovus Energy, Inc. Senior Unsecured
09/15/14	4.500%	7,000,000	7,500,878
Hess Corp. Senior Unsecured (b)
02/15/14	7.000%	5,000,000	5,690,280
Marathon Oil Corp. Senior Unsecured
02/15/14	6.500%	4,000,000	4,502,884
PC Financial Partnership
11/15/14	5.000%	11,505,000	12,433,154
Petro-Canada Senior Unsecured
07/15/13	4.000%	4,870,000	5,124,307

Total			35,251,503

LIFE INSURANCE (0.4%)
Metropolitan Life Global Funding I Senior Secured (a)
09/29/15	2.500%	9,355,000	9,219,175

MEDIA CABLE (5.8%)
CSC Holdings LLC Senior Unsecured
04/15/12	6.750%	1,577,000	1,638,109
CSC Holdings LLC (b) Senior Unsecured
04/15/14	8.500%	3,000,000	3,296,250
Charter Communications Operating Capital LLC Secured (a)
04/30/12	8.000%	10,000,000	10,500,000
Comcast Cable Communications Holdings, Inc.
03/15/13	8.375%	82,000	93,307
Comcast Corp. (b)
11/15/15	5.850%	24,330,000	27,348,866
Comcast Holdings Corp.
07/15/12	10.625%	4,370,000	4,950,830
DIRECTV Holdings LLC/Financing Co., Inc. (b)
02/15/16	3.125%	31,460,000	31,040,512
DISH DBS Corp.
10/01/11	6.375%	1,000,000	1,030,000
DISH DBS Corp. (b)
10/01/14	6.625%	14,000,000	14,525,000
Time Warner Cable, Inc.
04/01/14	7.500%	7,370,000	8,451,975
Time Warner Cable, Inc. (b)
05/01/17	5.850%	22,200,000	24,770,716
Videotron Ltee
01/15/14	6.875%	10,310,000	10,438,875

Total			138,084,440

MEDIA NON-CABLE (5.9%)
BSKYB Finance UK PLC (a)(b)
10/15/15	5.625%	21,334,000	23,527,583
NBC Universal, Inc. Senior Unsecured (a)(b)
04/30/15	3.650%	10,000,000	10,245,088
News America Holdings, Inc. (b)
02/01/13	9.250%	6,545,000	7,543,080
RR Donnelley & Sons Co. Senior Unsecured
04/01/14	4.950%	9,060,000	9,282,351
05/15/15	5.500%	17,000,000	17,374,748
Rainbow National Services LLC (a)
09/01/12	8.750%	1,260,000	1,263,150
Reed Elsevier Capital, Inc.
06/15/12	4.625%	1,400,000	1,455,978
01/15/14	7.750%	16,942,000	19,388,899
TCM Sub LLC (a)(b)
01/15/15	3.550%	41,000,000	42,022,521

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  139

Portfolio of Investments (continued)

RiverSource VP – Limited Duration Bond Fund

	Coupon	Principal
Issuer	rate	amount	Value

Corporate Bonds & Notes (continued)

MEDIA NON-CABLE (CONT.)
Thomson Reuters Corp. (b)
10/01/14	5.700%	$6,136,000	$6,818,305

Total			138,921,703

METALS (2.4%)
ArcelorMittal USA, Inc.
04/15/14	6.500%	35,970,000	39,196,617
ArcelorMittal Senior Unsecured (b)
08/05/15	3.750%	5,835,000	5,883,582
Arch Western Finance LLC (b)
07/01/13	6.750%	4,709,000	4,756,090
United States Steel Corp. Senior Unsecured (b)
06/01/13	5.650%	6,676,000	6,909,660

Total			56,745,949

NON-CAPTIVE DIVERSIFIED (1.0%)
General Electric Capital Corp. Senior Unsecured
11/09/15	2.250%	24,530,000	23,582,038

OIL FIELD SERVICES (—%)
Weatherford International Ltd.
03/15/13	5.150%	164,000	173,961

PACKAGING (0.4%)
Owens-Brockway Glass Container, Inc.
12/01/14	6.750%	10,000,000	10,175,000

RAILROADS (2.4%)
Burlington Northern Sante Fe LLC Senior Unsecured
01/15/15	4.875%	5,500,000	5,988,383
CSX Corp. Senior Unsecured
03/15/13	5.750%	10,556,000	11,509,576
08/01/13	5.500%	10,000,000	10,893,500
04/01/15	6.250%	14,520,000	16,500,935
03/15/18	6.250%	1,985,000	2,277,115
Canadian Pacific Railway Co. Senior Unsecured
05/15/13	5.750%	2,250,000	2,454,217
Union Pacific Corp. Senior Unsecured
01/31/13	5.450%	6,750,000	7,291,093

Total			56,914,819

RETAILERS (1.6%)
CVS Caremark Corp. Senior Unsecured
06/01/17	5.750%	34,125,000	37,969,181

SUPERMARKETS (0.5%)
Kroger Co. (The)
01/15/14	7.500%	5,000,000	5,764,765
08/15/17	6.400%	5,880,000	6,751,181

Total			12,515,946

TRANSPORTATION SERVICES (1.6%)
ERAC USA Finance LLC (a)
11/15/15	5.900%	1,960,000	2,180,212
10/15/17	6.375%	23,640,000	26,269,766
ERAC USA Finance LLC (a)(b)
07/01/13	2.750%	9,000,000	9,144,283

Total			37,594,261

WIRELESS (3.2%)
Nextel Communications, Inc. (b)
03/15/14	5.950%	11,538,000	11,336,085
Rogers Communications, Inc.
03/01/14	6.375%	23,655,000	26,578,853
Sprint Capital Corp.
03/15/12	8.375%	9,500,000	10,046,250
Vodafone Group PLC Senior Unsecured
01/30/15	5.375%	26,000,000	28,577,510

Total			76,538,698

WIRELINES (9.2%)
AT&T, Inc. Senior Unsecured (b)
08/15/15	2.500%	42,685,000	42,593,015
Deutsche Telekom International Finance BV (b)
07/22/13	5.250%	24,886,000	26,990,895
Embarq Corp. Senior Unsecured
06/01/16	7.082%	36,475,000	40,337,994
France Telecom SA Senior Unsecured
07/08/14	4.375%	7,018,000	7,498,536
France Telecom SA (b) Senior Unsecured
09/16/15	2.125%	6,175,000	6,016,720
Frontier Communications Corp. Senior Unsecured (b)
01/15/13	6.250%	13,100,000	13,820,500
Telecom Italia Capital SA
10/01/15	5.250%	15,915,000	16,294,700
Telefonica Emisiones SAU
01/15/15	4.949%	27,000,000	27,963,468
Verizon New York, Inc. Senior Unsecured
04/01/12	6.875%	25,000,000	26,668,775
Windstream Corp. (b)
08/01/13	8.125%	10,000,000	11,000,000

Total			219,184,603

Total Corporate Bonds & Notes
(Cost: $2,277,767,769)			$2,292,786,507

	Shares	Value

Money Market Fund (1.9%)

Columbia Short-Term Cash Fund, 0.229% (c)(d)	44,122,639	$44,122,639

Total Money Market Fund
(Cost: $44,122,639)		$44,122,639

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (7.0%)

Asset-Backed Commercial Paper (0.5%)
Antalis US Funding Corp.
01/10/11	0.360%	$4,999,450	$4,999,450
Belmont Funding LLC
01/18/11	0.500%	2,999,083	2,999,083
Rheingold Securitization
02/16/11	0.521%	4,993,356	4,993,356

Total			12,991,889

Certificates of Deposit (4.2%)
Bank of Nova Scotia
01/03/11	0.300%	5,000,000	5,000,000
Barclays Bank PLC
02/23/11	0.425%	5,000,000	5,000,000
Clydesdale Bank PLC
01/21/11	0.370%	5,000,000	5,000,000
Commonwealth Bank of Australia (The)
01/03/11	0.180%	5,000,000	5,000,000
DZ Bank AG
01/18/11	0.330%	5,000,000	5,000,000
Den Danske Bank
01/03/11	0.250%	5,000,000	5,000,000
Development Bank of Singapore Ltd.
02/17/11	0.300%	2,000,000	2,000,000
KBC Bank NV
01/24/11	0.450%	7,000,000	7,000,000
La Banque Postale
02/17/11	0.365%	5,000,000	5,000,000
Landesbank Hessen Thuringen
01/03/11	0.300%	7,000,031	7,000,031
Mitsubishi UFJ Trust and Banking Corp.
01/06/11	0.330%	5,000,000	5,000,000
Natixis
03/07/11	0.440%	8,000,000	8,000,000
Norinchukin Bank
01/25/11	0.330%	5,000,000	5,000,000
Societe Generale
02/17/11	0.310%	4,996,042	4,996,042
Sumitomo Mitsui Banking Corp.
01/12/11	0.300%	5,000,000	5,000,000
Sumitomo Trust & Banking Co., Ltd.
02/04/11	0.400%	5,000,000	5,000,000
02/18/11	0.350%	5,000,000	5,000,000
United Overseas Bank Ltd.
01/18/11	0.330%	10,000,000	10,000,000

Total			98,996,073

Commercial Paper (0.2%)
Macquarie Bank Ltd.
02/09/11	0.375%	4,995,573	4,995,573

Other Short-Term Obligations (0.2%)
Goldman Sachs Group, Inc. (The)
01/14/11	0.350%	3,000,000	3,000,000
Natixis Financial Products LLC
01/03/11	0.500%	2,000,000	2,000,000

Total			5,000,000

Repurchase Agreements (1.9%)
Barclays Capital, Inc. dated 10/13/10, matures 01/31/11, repurchase price $12,003,100 (e)
	0.300%	12,000,000	12,000,000
Cantor Fitzgerald & Co. dated 12/31/10, matures 01/03/11, repurchase price $5,000,167 (e)
	0.400%	5,000,000	5,000,000

See accompanying Notes to Financial Statements.

140  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (continued)

Repurchase Agreements (cont.)
Citigroup Global Markets, Inc. dated 12/31/10, matures 01/03/11, repurchase price $5,000,067 (e)
	0.160%	$5,000,000	$5,000,000
Goldman Sachs & Co. dated 12/31/10, matures 01/03/11, repurchase price $923,650 (e)
	0.170%	923,637	923,637
Merrill Lynch Pierce Fenner & Smith, Inc. dated 12/31/10, matures 01/03/11, repurchase price $2,000,042 (e)
	0.250%	2,000,000	2,000,000
Nomura Securities dated 12/31/10, matures 01/03/11, repurchase price $10,000,417 (e)
	0.500%	10,000,000	10,000,000
Pershing LLC dated 12/31/10, matures 01/03/11, repurchase price $10,000,375 (e)
	0.450%	10,000,000	10,000,000

Total			44,923,637

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $166,907,172)			$166,907,172

Total Investments
(Cost: $2,488,797,580)			$2,503,816,318
Other Assets & Liabilities, Net			(132,156,434)

Net Assets			$2,371,659,884

Investments in Derivatives

At December 31, 2010, $5,439,800 was held in a margin deposit account as collateral to cover initial margin requirements on open interest rate futures contracts.
Futures Contracts Outstanding at December 31, 2010

	Number of
	contracts	Notional	Expiration	Unrealized	Unrealized
Contract description	long (short)	market value	date	appreciation	depreciation
U.S. Treasury Note, 5-year	(3,412)	$(401,656,375)	April 2011	$7,882,710	$—
U.S. Treasury Note, 10-year	(1,374)	(165,481,125)	March 2011	5,547,607	—

Total				$13,430,317	$—

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $324,504,127 or 13.68% of net assets.

(b)	At December 31, 2010, security was partially or fully on loan.

(c)	Investments in affiliates during the year ended December 31, 2010:

			Sales cost/			Dividends
	Beginning	Purchase	proceeds	Realized	Ending	or interest
Issuer	cost	cost	from sales	gain/loss	cost	income	Value
Columbia Short-Term Cash Fund	$11,536	$1,648,749,387	$(1,604,638,284)	$—	$44,122,639	$302,087	$44,122,639

(d)	The rate shown is the seven-day current annualized yield at December 31, 2010.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  141

Portfolio of Investments (continued)

RiverSource VP – Limited Duration Bond Fund

Notes to Portfolio of Investments (continued)

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.300%)
Security description	Value
Arabella Ltd	$60,476
Archer Daniels	622,162
ASB Finance Ltd	737,092
Banco Bilbao Vizcaya	1,989,747
Banco Bilbao Vizcaya Argentaria/New York NY	29,423
BP Capital Markets	369,776
BPCE	265,849
Central American Bank	2,304
Commonwealth Bank of Australia	374,322
Credit Agricole NA	614
Danske Corp	920,894
Electricite De France	1,524,917
European Investment Bank	2,051,815
Gdz Suez	316,745
Golden Funding Corp	21,805
Ing (US) Funding LLC	96
Natexis Banques	236,804
Nationwide Building	1,476,314
Natixis NY	115,200
Natixis US Finance Co	1,920
Prudential Plc	445,368
Silver Tower US Fund	5,760
Skandin Ens Banken	57,644
Societe Gen No Amer	959,512
Societe Generale NY	12,480
UBS Ag Stamford	961

Total market value of collateral securities	$12,600,000

Cantor Fitzgerald & Co. (0.400%)
Security description	Value
Fannie Mae Interest Strip	$160,155
Fannie Mae Pool	437,394
Fannie Mae Principal Strip	5,231
Fannie Mae REMICS	293,198
Federal Farm Credit Bank	272,685
Federal Home Loan Banks	488,537
Federal Home Loan Mortgage Corp	36,653
Federal National Mortgage Association	423,596
FHLMC Structured Pass Through Securities	173,399
Freddie Mac Non Gold Pool	419,859
Freddie Mac Reference REMIC	2,826
Freddie Mac REMICS	257,696
Freddie Mac Strips	75,992
Ginnie Mae I Pool	49,118
Ginnie Mae II Pool	272,271
Government National Mortgage Association	109,545

See accompanying Notes to Financial Statements.

142  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.400%) (continued)
Security description	Value
United States Treasury Inflation Indexed Bonds	$15,057
United States Treasury Note/Bond	1,196,525
United States Treasury Strip Coupon	357,636
United States Treasury Strip Principal	52,627

Total market value of collateral securities	$5,100,000

Citigroup Global Markets, Inc. (0.160%)
Security description	Value
Fannie Mae Benchmark REMIC	$24,839
Fannie Mae REMICS	1,679,992
Fannie Mae Whole Loan	42,738
Fannie Mae-Aces	3,263
Freddie Mac Reference REMIC	116,411
Freddie Mac REMICS	2,566,630
Government National Mortgage Association	666,127

Total market value of collateral securities	$5,100,000

Goldman Sachs & Co. (0.170%)
Security description	Value
Government National Mortgage Association	$942,110

Total market value of collateral securities	$942,110

Merrill Lynch Pierce Fenner & Smith, Inc. (0.250%)
Security description	Value
Federal Home Loan Banks	$185,131
Federal Home Loan Mortgage Corp	107,788
Federal National Mortgage Association	119,968
Government National Mortgage Association	1,627,119

Total market value of collateral securities	$2,040,006

Nomura Securities (0.500%)
Security description	Value
Fannie Mae Pool	$4,566,830
Freddie Mac Gold Pool	5,633,170

Total market value of collateral securities	$10,200,000

Pershing LLC (0.450%)
Security description	Value
Fannie Mae Pool	$5,193,059
Fannie Mae REMICS	1,170,920
Freddie Mac Gold Pool	444,184
Freddie Mac REMICS	1,545,473
Ginnie Mae I Pool	395,584
Government National Mortgage Association	1,450,780

Total market value of collateral securities	$10,200,000

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  143

Portfolio of Investments (continued)

RiverSource VP – Limited Duration Bond Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Fair value at December 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Bonds
Corporate Bonds & Notes	$—	$2,292,786,507	$—	$2,292,786,507

Total Bonds	—	2,292,786,507	—	2,292,786,507

Other
Affiliated Money Market Fund(c)	44,122,639	—	—	44,122,639
Investments of Cash Collateral Received for Securities on Loan	—	166,907,172	—	166,907,172

Total Other	44,122,639	166,907,172	—	211,029,811

Investments in Securities	44,122,639	2,459,693,679	—	2,503,816,318
Derivatives(d)
Assets
Futures Contracts	13,430,317	—	—	13,430,317

Total	$57,552,956	$2,459,693,679	$—	$2,517,246,635

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

See accompanying Notes to Financial Statements.

144  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

(c)	Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2010.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  145

Portfolio of Investments
RiverSource VP – Strategic Income Fund
December 31, 2010
(Percentages represent value of investments compared to net assets)

	Coupon	Principal
Issuer	rate	amount	Value

Corporate Bonds & Notes (51.8%)

AEROSPACE & DEFENSE (0.6%)
Bombardier, Inc. Senior Notes (a)(b)
03/15/18	7.500%	$1,200,000	$1,290,000
Embraer Overseas Ltd. (b)
01/15/20	6.375%	200,000	211,000
Esterline Technologies Corp. (a)
08/01/20	7.000%	80,000	82,800
Kratos Defense & Security Solutions, Inc. Senior Secured (b)
06/01/17	10.000%	1,040,000	1,151,800
Oshkosh Corp.
03/01/20	8.500%	1,247,000	1,368,583
TransDigm, Inc. Senior Subordinated Notes (a)(b)
12/15/18	7.750%	1,025,000	1,060,875

Total			5,165,058

AUTOMOTIVE (0.7%)
Accuride Corp. Senior Secured (a)(b)
08/01/18	9.500%	290,000	313,200
Cooper-Standard Automotive, Inc. (a)(b)
05/01/18	8.500%	1,500,000	1,586,250
Lear Corp. (b)
03/15/18	7.875%	575,000	613,813
03/15/20	8.125%	2,490,000	2,714,100
TRW Automotive, Inc. (a)(b)
12/01/17	8.875%	750,000	836,250

Total			6,063,613

BANKING (1.6%)
Bank of America Corp. Senior Unsecured
07/01/20	5.625%	4,615,000	4,688,868
Barclays Bank PLC (b) Senior Unsecured
04/07/15	3.900%	370,000	381,528
09/22/16	5.000%	305,000	322,751
Capital One Financial Corp. Senior Unsecured
09/15/11	5.700%	495,000	510,991
Citigroup, Inc. Senior Unsecured
01/15/15	6.010%	460,000	504,632
Fifth Third Bank Senior Unsecured (c)
05/17/13	0.394%	75,000	72,092
JPMorgan Chase & Co. Senior Unsecured
07/22/20	4.400%	760,000	747,940
KeyCorp Senior Unsecured
05/14/13	6.500%	405,000	439,715
Morgan Stanley Senior Unsecured
07/24/20	5.500%	2,690,000	2,717,637
Santander U.S. Debt SA Unipersonal Bank Guaranteed (a)
10/07/15	3.781%	3,700,000	3,469,537

Total			13,855,691

BROKERAGE (0.3%)
E*Trade Financial Corp. Senior Unsecured PIK
11/30/17	12.500%	1,180,000	1,386,500
E*Trade Financial Corp. (b) Senior Unsecured
09/15/13	7.375%	300,000	298,500
12/01/15	7.875%	800,000	794,000

Total			2,479,000

BUILDING MATERIALS (0.8%)
Associated Materials LLC Senior Secured (a)
11/01/17	9.125%	545,000	572,250
Gibraltar Industries, Inc.
12/01/15	8.000%	1,700,000	1,714,875
Interface, Inc. Senior Notes (a)
12/01/18	7.625%	266,000	273,980
Norcraft Companies LP/Finance Corp. Senior Secured
12/15/15	10.500%	1,685,000	1,790,313
Nortek, Inc. Senior Secured
12/01/13	11.000%	555,000	591,075
Ply Gem Industries, Inc. Senior Secured (b)
06/15/13	11.750%	2,000,000	2,140,000

Total			7,082,493

CHEMICALS (2.1%)
Ashland, Inc. (b)
06/01/17	9.125%	1,380,000	1,590,450
CF Industries, Inc.
05/01/18	6.875%	320,000	342,400
05/01/20	7.125%	1,020,000	1,116,900
Celanese U.S. Holdings LLC (a)
10/15/18	6.625%	99,000	102,218
Dow Chemical Co. (The) Senior Unsecured
02/15/15	5.900%	1,090,000	1,206,841
05/15/39	9.400%	255,000	370,115
Hexion U.S. Finance Corp./Nova Scotia ULC (a)(b) Secured
11/15/20	9.000%	490,000	518,175
Hexion U.S. Finance Corp./Nova Scotia ULC (b) Senior Secured
02/01/18	8.875%	3,090,000	3,302,437
Ineos Finance PLC Senior Secured (a)(b)
05/15/15	9.000%	1,630,000	1,744,100
Invista (a)
05/01/12	9.250%	506,000	513,797
LyondellBasell Industries Senior Secured (a)
11/01/17	8.000%	2,438,000	2,706,180
MacDermid, Inc. Senior Subordinated Notes (a)
04/15/17	9.500%	775,000	813,750
Momentive Performance Materials, Inc. Secured (a)
01/15/21	9.000%	820,000	865,100
Nalco Co. Senior Notes (a)(b)
01/15/19	6.625%	805,000	823,113
Nova Chemicals Corp. Senior Unsecured
11/01/16	8.375%	1,500,000	1,597,500
Polypore International, Inc. Senior Notes (a)
11/15/17	7.500%	950,000	969,000

Total			18,582,076

CONSTRUCTION MACHINERY (1.5%)
Case New Holland, Inc. Senior Notes (a)
12/01/17	7.875%	1,803,000	1,983,300
Manitowoc Co., Inc. (The) (b)
02/15/18	9.500%	1,230,000	1,346,850
11/01/20	8.500%	655,000	695,938
RSC Equipment Rental, Inc./Holdings III LLC Senior Secured (a)(b)
07/15/17	10.000%	1,140,000	1,279,650
Terex Corp. Senior Unsecured
06/01/16	10.875%	2,250,000	2,587,500
United Rentals North America, Inc.
06/15/16	10.875%	757,000	864,872
Senior Unsecured
12/15/19	9.250%	1,772,000	1,971,350
United Rentals North America, Inc. (b)
09/15/20	8.375%	1,930,000	1,963,775

Total			12,693,235

CONSUMER CYCLICAL SERVICES (0.4%)
Brickman Group Holdings, Inc. Senior Notes (a)
11/01/18	9.125%	379,000	383,737
Garda World Security Corp. Senior Unsecured (a)(b)
03/15/17	9.750%	1,185,000	1,273,875
West Corp. (a)
10/01/18	8.625%	630,000	667,800
West Corp. (a)(b) Senior Notes
01/15/19	7.875%	1,135,000	1,153,444

Total			3,478,856

CONSUMER PRODUCTS (1.2%)
ACCO Brands Corp. Senior Secured (b)
03/15/15	10.625%	690,000	776,250
Central Garden and Pet Co.
03/01/18	8.250%	2,005,000	2,050,112
Jarden Corp.
05/01/17	7.500%	2,000,000	2,107,500
Libbey Glass, Inc. Senior Secured (a)
02/15/15	10.000%	850,000	913,750
NBTY, Inc. (a)
10/01/18	9.000%	120,000	128,100
Sealy Mattress Co. (b)
06/15/14	8.250%	1,350,000	1,380,375
Spectrum Brands Holdings, Inc. Senior Secured (a)
06/15/18	9.500%	2,136,000	2,349,600
Visant Corp. Senior Notes (a)(b)
10/01/17	10.000%	817,000	866,020

Total			10,571,707

See accompanying Notes to Financial Statements.

146  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Coupon	Principal
Issuer	rate	amount	Value

Corporate Bonds & Notes (continued)
DIVERSIFIED MANUFACTURING (0.4%)
Amsted Industries, Inc. Senior Notes (a)
03/15/18	8.125%	$1,020,000	$1,082,475
CPM Holdings, Inc. Senior Secured (a)
09/01/14	10.625%	848,000	907,360
Pinafore LLC/Inc. Senior Secured (a)(b)
10/01/18	9.000%	205,000	222,425
SPX Corp. (a)
09/01/17	6.875%	756,000	803,250
WireCo WorldGroup, Inc. Senior Unsecured (a)
05/15/17	9.500%	600,000	636,000

Total			3,651,510

ELECTRIC (3.5%)
CMS Energy Corp. Senior Unsecured
02/15/18	5.050%	930,000	921,862
Calpine Corp. Senior Secured (a)
02/15/21	7.500%	840,000	827,400
CenterPoint Energy Houston Electric LLC
03/01/14	7.000%	270,000	308,672
Consolidated Edison Co. of New York, Inc. Senior Unsecured
04/01/38	6.750%	205,000	244,189
Duke Energy Corp. Senior Unsecured
09/15/14	3.950%	1,350,000	1,414,687
Edison Mission Energy Senior Unsecured
05/15/17	7.000%	810,000	641,925
Energy Future Holdings Corp. Senior Secured (a)
01/15/20	10.000%	1,051,000	1,081,240
Energy Future Intermediate Holding Co. LLC/Finance, Inc. Senior Secured
12/01/20	10.000%	1,079,000	1,112,744
Florida Power Corp. 1st Mortgage
06/15/38	6.400%	490,000	569,763
Majapahit Holding BV (a)(b)
08/07/19	8.000%	1,000,000	1,168,750
06/29/37	7.875%	540,000	621,000
Midwest Generation LLC Pass-Through Certificates
01/02/16	8.560%	489,401	494,295
NRG Energy, Inc.
01/15/17	7.375%	3,187,000	3,282,610
Nevada Power Co.
01/15/15	5.875%	1,905,000	2,124,258
05/15/18	6.500%	4,235,000	4,874,078
Nisource Finance Corp.
09/15/17	5.250%	3,410,000	3,582,164
Power Sector Assets & Liabilities Management Corp. (a) Government Guaranteed
05/27/19	7.250%	1,470,000	1,727,250
12/02/24	7.390%	510,000	595,318
Sierra Pacific Power Co.
05/15/16	6.000%	1,320,000	1,495,068
TransAlta Corp. Senior Unsecured
05/15/18	6.650%	2,465,000	2,785,063
Xcel Energy, Inc. Senior Unsecured
05/15/20	4.700%	525,000	540,487

Total			30,412,823

ENTERTAINMENT (0.8%)
AMC Entertainment Holdings, Inc. Senior Subordinated Notes (a)(b)
12/01/20	9.750%	1,035,000	1,076,400
AMC Entertainment, Inc. (b)
06/01/19	8.750%	1,475,000	1,574,563
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. (a)(b)
08/01/18	9.125%	430,000	457,950
Regal Cinemas Corp.
07/15/19	8.625%	1,900,000	2,014,000
Speedway Motorsports, Inc.
06/01/16	8.750%	1,600,000	1,728,000

Total			6,850,913

FOOD AND BEVERAGE (2.4%)
Anheuser-Busch InBev Worldwide, Inc. (a)
11/15/14	5.375%	6,285,000	6,924,518
01/15/19	7.750%	205,000	255,091
11/15/39	8.000%	335,000	447,577
Bumble Bee Foods LLC Senior Secured (b)
12/15/15	7.750%	966,000	1,104,747
Campbell Soup Co. Senior Unsecured
02/15/19	4.500%	90,000	95,130
ConAgra Foods, Inc. Senior Unsecured (b)
10/01/28	7.000%	395,000	442,803
Cott Beverages, Inc.
09/01/18	8.125%	413,000	445,007
Cott Beverages, Inc. (b)
11/15/17	8.375%	95,000	102,600
Darling International, Inc. (a)
12/15/18	8.500%	200,000	208,500
Kraft Foods, Inc. Senior Unsecured
02/01/18	6.125%	5,250,000	5,997,049
MHP SA (a)
04/29/15	10.250%	1,060,000	1,102,849
Michael Foods, Inc. Senior Notes (a)(b)
07/15/18	9.750%	835,000	905,975
Pinnacle Foods Finance LLC/Corp.
09/01/17	8.250%	780,000	797,550
U.S. Foodservice Senior Notes (a)(b)
06/30/15	10.250%	2,175,000	2,196,750

Total			21,026,146

GAMING (1.9%)
Boyd Gaming Corp. Senior Subordinated Notes
02/01/16	7.125%	419,000	376,053
Boyd Gaming Corp. (a)(b) Senior Notes
12/01/18	9.125%	2,219,000	2,207,905
Caesars Entertainment Operating Co., Inc. Senior Secured
12/15/18	10.000%	750,000	684,375
FireKeepers Development Authority Senior Secured (a)
05/01/15	13.875%	2,000,000	2,360,000
MGM Resorts International Senior Secured
11/15/17	11.125%	280,000	322,000
MGM Resorts International (b) Senior Unsecured
03/01/18	11.375%	2,308,000	2,504,180
Pinnacle Entertainment, Inc. (b)
05/15/20	8.750%	2,330,000	2,411,550
Pokagon Gaming Authority Senior Notes (a)
06/15/14	10.375%	1,885,000	1,965,112
Seneca Gaming Corp. (a)
12/01/18	8.250%	800,000	802,000
Shingle Springs Tribal Gaming Authority Senior Notes (a)
06/15/15	9.375%	3,840,000	2,649,600
Tunica-Biloxi Gaming Authority Senior Unsecured (a)
11/15/15	9.000%	717,000	677,565

Total			16,960,340

GAS DISTRIBUTORS (0.2%)
Energy Transfer Equity LP
10/15/20	7.500%	1,765,000	1,835,600
Sempra Energy Senior Unsecured
06/01/16	6.500%	70,000	81,264

Total			1,916,864

GAS PIPELINES (0.7%)
El Paso Corp. Senior Unsecured
06/01/18	7.250%	62,000	65,720
El Paso Corp. (a) Senior Unsecured
09/15/20	6.500%	1,145,000	1,150,725
Kinder Morgan Energy Partners LP Senior Unsecured
01/15/38	6.950%	140,000	152,124
Plains All American Pipeline LP/Finance Corp.
05/01/19	8.750%	910,000	1,129,306
Regency Energy Partners LP/Finance Corp. (b)
06/01/16	9.375%	545,000	598,138
12/01/18	6.875%	480,000	486,600
Southern Natural Gas Co. Senior Unsecured
03/01/32	8.000%	180,000	206,215
Southern Star Central Corp. Senior Notes
03/01/16	6.750%	1,420,000	1,434,200
TransCanada PipeLines Ltd. Senior Unsecured
01/15/39	7.625%	295,000	381,455
Williams Companies, Inc. (The) Senior Unsecured
09/01/21	7.875%	185,000	218,362

Total			5,822,845

HEALTH CARE (2.6%)
AMGH Merger Sub, Inc. (a)(b)
11/01/18	9.250%	794,000	833,700
American Renal Holdings Senior Secured (a)
05/15/18	8.375%	220,000	225,500
Apria Healthcare Group, Inc. Senior Secured
11/01/14	11.250%	695,000	759,287

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  147

Portfolio of Investments (continued)

RiverSource VP – Strategic Income Fund

	Coupon	Principal
Issuer	rate	amount	Value

Corporate Bonds & Notes (continued)

HEALTH CARE (CONT.)
Biomet, Inc. PIK
10/15/17	10.375%	$1,605,000	$1,753,462
ConvaTec Healthcare E SA Senior Unsecured (a)(b)
12/15/18	10.500%	2,045,000	2,073,119
HCA Holdings, Inc. Senior Unsecured (a)(b)
05/15/21	7.750%	515,000	515,000
HCA, Inc. Senior Secured
02/15/20	7.875%	669,000	715,830
09/15/20	7.250%	3,074,000	3,212,330
HCA, Inc. (b) Secured
11/15/16	9.250%	2,010,000	2,144,419
Hanger Orthopedic Group, Inc.
11/15/18	7.125%	726,000	724,185
Healthsouth Corp. (b)
02/15/20	8.125%	1,683,000	1,809,225
IASIS Healthcare LLC/Capital Corp. (b)
06/15/14	8.750%	2,100,000	2,155,125
LifePoint Hospitals, Inc. (a)
10/01/20	6.625%	392,000	389,060
Multiplan, Inc. (a)
09/01/18	9.875%	1,034,000	1,098,625
Radiation Therapy Services, Inc. (a)
04/15/17	9.875%	593,000	593,000
Vanguard Health Holding Co. II LLC/Inc. (b)
02/01/18	8.000%	1,265,000	1,296,625
inVentiv Health, Inc. (a)
08/15/18	10.000%	2,266,000	2,294,325

Total			22,592,817

HEALTHCARE INSURANCE (0.1%)
WellPoint, Inc. Senior Unsecured
02/15/19	7.000%	465,000	547,368

HOME CONSTRUCTION (0.3%)
Beazer Homes USA, Inc.
06/15/18	9.125%	1,050,000	1,036,875
K Hovnanian Enterprises, Inc. Senior Secured
10/15/16	10.625%	1,470,000	1,506,750
KB Home
06/15/15	6.250%	540,000	534,600

Total			3,078,225

INDEPENDENT ENERGY (3.7%)
Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	160,000	171,886
Berry Petroleum Co. Senior Unsecured
06/01/14	10.250%	280,000	321,300
11/01/20	6.750%	310,000	311,550
Berry Petroleum Co. (b) Senior Subordinated Notes
11/01/16	8.250%	125,000	130,313
Brigham Exploration Co. (a)
10/01/18	8.750%	1,055,000	1,134,125
Carrizo Oil & Gas, Inc. (a)
10/15/18	8.625%	1,672,000	1,726,340
Chaparral Energy, Inc.
12/01/15	8.500%	845,000	859,787
Chesapeake Energy Corp.
08/15/20	6.625%	2,255,000	2,209,900
Comstock Resources, Inc.
10/15/17	8.375%	765,000	767,869
Concho Resources, Inc. Senior Notes
01/15/21	7.000%	763,000	782,075
Continental Resources, Inc. (a)(b)
04/01/21	7.125%	708,000	743,400
Denbury Resources, Inc.
02/15/20	8.250%	700,000	759,500
Denbury Resources, Inc. (b)
12/15/15	7.500%	1,500,000	1,548,750
EXCO Resources, Inc.
09/15/18	7.500%	1,625,000	1,588,437
EnCana Holdings Finance Corp.
05/01/14	5.800%	1,525,000	1,698,295
Forest Oil Corp. (b)
06/15/19	7.250%	1,946,000	1,975,190
Hilcorp Energy I LP/Finance Co. Senior Unsecured (a)(b)
11/01/15	7.750%	2,280,000	2,354,100
NAK Naftogaz Ukraine Government Guaranteed
09/30/14	9.500%	1,945,000	2,123,611
Nexen, Inc. (b) Senior Unsecured
03/10/35	5.875%	185,000	172,020
07/30/39	7.500%	245,000	266,436
Petrohawk Energy Corp.
08/01/14	10.500%	1,600,000	1,824,000
06/01/15	7.875%	930,000	968,362
08/15/18	7.250%	695,000	701,950
Pioneer Natural Resources Co. Senior Unsecured (b)
01/15/20	7.500%	415,000	455,463
QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	1,050,000	1,102,500
Quicksilver Resources, Inc.
08/01/15	8.250%	2,200,000	2,282,500
Quicksilver Resources, Inc. (b)
08/15/19	9.125%	90,000	98,775
Range Resources Corp.
05/15/16	7.500%	1,000,000	1,037,500
05/15/19	8.000%	450,000	489,938
08/01/20	6.750%	865,000	892,031
Range Resources Corp. (b)
05/01/18	7.250%	1,000,000	1,055,000
XTO Energy, Inc. Senior Unsecured
04/15/12	7.500%	155,000	167,862

Total			32,720,765

INTEGRATED ENERGY (0.2%)
Lukoil International Finance BV (a)(b)
11/09/20	6.125%	1,200,000	1,201,821
Shell International Finance BV
03/25/40	5.500%	605,000	648,145

Total			1,849,966

LIFE INSURANCE (0.6%)
ING Groep NV (c)
12/29/49	5.775%	4,219,000	3,628,340
MetLife, Inc. Senior Unsecured (b)
06/01/16	6.750%	335,000	388,588
Prudential Financial, Inc. Senior Unsecured
06/15/19	7.375%	795,000	937,336

Total			4,954,264

LODGING (0.2%)
Starwood Hotels & Resorts Worldwide, Inc. Senior Unsecured (b)
12/01/19	7.150%	210,000	229,950
Wyndham Worldwide Corp. Senior Unsecured
03/01/20	7.375%	1,500,000	1,646,250

Total			1,876,200

MEDIA CABLE (2.4%)
Bresnan Broadband Holdings LLC (a)(b)
12/15/18	8.000%	40,000	41,200
CCO Holdings LLC/Capital Corp. (b)
04/30/18	7.875%	1,000,000	1,035,000
04/30/20	8.125%	1,530,000	1,617,975
CSC Holdings LLC Senior Unsecured (b)
02/15/19	8.625%	1,440,000	1,627,200
Cablevision Systems Corp. Senior Unsecured (b)
09/15/17	8.625%	1,960,000	2,133,950
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured (a)
11/15/17	8.625%	205,000	214,225
Comcast Corp.
08/15/37	6.950%	1,025,000	1,159,345
DIRECTV Holdings LLC/Financing Co., Inc.
06/15/15	6.375%	70,000	72,362
02/15/16	3.125%	3,190,000	3,147,464
DISH DBS Corp.
10/01/14	6.625%	2,000,000	2,075,000
Insight Communications Co., Inc. Senior Notes (a)
07/15/18	9.375%	420,000	449,400
Time Warner Cable, Inc.
07/01/38	7.300%	120,000	140,318
11/15/40	5.875%	1,950,000	1,929,252
Time Warner Cable, Inc. (b)
02/01/15	3.500%	445,000	457,232
Videotron Ltee
04/15/18	9.125%	1,905,000	2,124,075
Virgin Media Finance PLC (b)
10/15/19	8.375%	600,000	655,500
Virgin Media Secured Finance PLC Senior Secured
01/15/18	6.500%	2,000,000	2,105,000

Total			20,984,498

MEDIA NON-CABLE (2.9%)
Clear Channel Worldwide Holdings, Inc.
12/15/17	9.250%	2,500,000	2,737,500
Entravision Communications Corp. Senior Secured (a)(b)
08/01/17	8.750%	1,770,000	1,862,925
Gray Television, Inc. Senior Secured (b)
06/29/15	10.500%	847,000	853,352
Intelsat Corp. Senior Unsecured
06/15/16	9.250%	2,610,000	2,818,800
Intelsat Jackson Holdings SA
06/15/16	11.250%	570,000	614,175

See accompanying Notes to Financial Statements.

148  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Coupon	Principal
Issuer	rate	amount	Value

Corporate Bonds & Notes (continued)

MEDIA NON-CABLE (CONT.)
Intelsat Jackson Holdings SA (a)(b) Senior Unsecured
10/15/20	7.250%	$796,000	$803,960
Interpublic Group of Companies, Inc. (The) Senior Unsecured
07/15/17	10.000%	1,747,000	2,043,990
News America, Inc.
12/15/35	6.400%	35,000	37,604
News America, Inc. (b)
03/15/33	6.550%	635,000	675,082
Nielsen Finance LLC/Co. (a)(b)
10/15/18	7.750%	2,642,000	2,734,470
Salem Communications Corp. Senior Secured
12/15/16	9.625%	516,000	546,960
Sinclair Television Group, Inc. Secured (a)
11/01/17	9.250%	2,095,000	2,278,312
Sirius XM Radio, Inc. (a) Senior Secured
09/01/15	9.750%	715,000	802,588
Sirius XM Radio, Inc. (a)(b)
04/01/15	8.750%	1,200,000	1,296,000
Umbrella Acquisition, Inc. (a) PIK
03/15/15	9.750%	159,361	172,110
Univision Communications, Inc. (a)(b)
05/15/21	8.500%	1,690,000	1,719,575
Senior Secured
11/01/20	7.875%	1,160,000	1,218,000
XM Satellite Radio, Inc. (a)
11/01/18	7.625%	1,742,000	1,798,615

Total			25,014,018

METALS (1.6%)
ArcelorMittal (b) Senior Unsecured
10/15/39	7.000%	1,190,000	1,234,962
Arch Coal, Inc.
10/01/20	7.250%	100,000	105,125
Arch Coal, Inc. (b)
08/01/16	8.750%	1,770,000	1,929,300
Consol Energy, Inc. (a)
04/01/20	8.250%	2,441,000	2,636,280
FMG Resources August 2006 Propriety Ltd. (a) Senior Notes
02/01/16	6.375%	785,000	785,000
FMG Resources August 2006 Propriety Ltd. (a)(b) Senior Notes
11/01/15	7.000%	1,707,000	1,756,561
Freeport-McMoRan Copper & Gold, Inc. Senior Unsecured
04/01/17	8.375%	265,000	293,156
Novelis, Inc. (a)(b)
12/15/17	8.375%	1,155,000	1,195,425
12/15/20	8.750%	1,160,000	1,203,500
Rain CII Carbon LLC/Corp. Senior Secured (a)(b)
12/01/18	8.000%	985,000	1,031,787
United States Steel Corp. Senior Unsecured
02/01/18	7.000%	1,415,000	1,436,225
United States Steel Corp. (b) Senior Unsecured
04/01/20	7.375%	357,000	362,355

Total			13,969,676

NON-CAPTIVE DIVERSIFIED (2.5%)
Ally Financial, Inc. (b)
03/15/20	8.000%	5,100,000	5,571,750
CIT Group, Inc. Senior Secured (b)
05/01/17	7.000%	6,660,000	6,676,650
Ford Motor Credit Co. LLC Senior Unsecured
04/15/15	7.000%	1,000,000	1,074,612
Ford Motor Credit Co. LLC (b) Senior Unsecured
01/15/20	8.125%	2,000,000	2,326,826
General Electric Capital Corp. Senior Unsecured
08/07/19	6.000%	300,000	333,777
01/10/39	6.875%	1,465,000	1,693,042
General Electric Capital Corp. (b) Senior Unsecured
01/08/20	5.500%	730,000	777,617
International Lease Finance Corp. Senior Unsecured
12/15/20	8.250%	795,000	818,850
International Lease Finance Corp. (a) Senior Unsecured
03/15/17	8.750%	945,000	1,013,513
International Lease Finance Corp. (b) Senior Unsecured
09/01/17	8.875%	1,200,000	1,290,000

Total			21,576,637

OIL FIELD SERVICES (1.6%)
Bristow Group, Inc.
09/15/17	7.500%	1,110,000	1,171,050
Expro Finance Luxembourg SCA Senior Secured (a)(b)
12/15/16	8.500%	116,000	111,428
Frac Tech Services LLC/Finance, Inc. (a)
11/15/18	7.125%	805,000	817,075
Gazprom Via Gaz Capital SA Senior Unsecured (a)
04/11/18	8.146%	3,015,000	3,489,862
Halliburton Co. Senior Unsecured
09/15/18	5.900%	200,000	225,555
KazMunayGas National Co. (a) Senior Unsecured
07/02/18	9.125%	2,550,000	2,967,563
04/09/21	6.375%	900,000	892,125
Kazakhstan Temir Zholy Finance BV (a)(b)
10/06/20	6.375%	350,000	361,971
McJunkin Red Man Corp. Senior Secured (a)(b)
12/15/16	9.500%	1,070,000	1,008,475
Offshore Group Investments Ltd. Senior Secured (a)
08/01/15	11.500%	1,940,000	2,076,784
Precision Drilling Corp. (a)(b)
11/15/20	6.625%	280,000	284,900
Trinidad Drilling Ltd. Senior Unsecured (a)
01/15/19	7.875%	677,000	694,285
Weatherford International Ltd.
03/15/13	5.150%	4,000	4,243

Total			14,105,316

OTHER FINANCIAL INSTITUTIONS (0.1%)
Cardtronics, Inc.
09/01/18	8.250%	920,000	961,400

OTHER INDUSTRY (0.1%)
Aquilex Holdings LLC/Finance Corp.
12/15/16	11.125%	135,000	136,688
Interline Brands, Inc. (a)
11/15/18	7.000%	453,000	459,795

Total			596,483

PACKAGING (1.1%)
Ardagh Packaging Finance PLC (a)
10/15/20	9.125%	675,000	702,000
Senior Secured
10/15/17	7.375%	305,000	314,531
Ball Corp.
09/01/19	7.375%	540,000	580,500
Crown Americas LLC/Capital Corp. II (b)
05/15/17	7.625%	2,000,000	2,150,000
Greif, Inc. Senior Unsecured (b)
08/01/19	7.750%	1,800,000	1,971,000
Reynolds Group Issuer, Inc./LLC (a) Senior Secured
04/15/19	7.125%	787,000	800,773
Reynolds Group Issuer, Inc./LLC (a)(b)
05/15/18	8.500%	1,000,000	1,010,000
Senior Secured
10/15/16	7.750%	2,364,000	2,491,065

Total			10,019,869

PAPER (0.5%)
Cascades, Inc.
12/15/17	7.750%	2,710,000	2,825,175
Graphic Packaging International, Inc.
06/15/17	9.500%	1,370,000	1,495,012
Graphic Packaging International, Inc. (b)
10/01/18	7.875%	227,000	237,783
Verso Paper Holdings LLC/Inc. Secured
08/01/14	9.125%	145,000	149,350

Total			4,707,320

PHARMACEUTICALS (0.7%)
Mylan, Inc. (a)(b)
11/15/18	6.000%	925,000	908,812
Novartis Securities Investment Ltd.
02/10/19	5.125%	420,000	464,534
Patheon, Inc. Senior Secured (a)
04/15/17	8.625%	930,000	927,675
Roche Holdings, Inc. (a)
03/01/19	6.000%	765,000	889,572
Valeant Pharmaceuticals International (a)
10/01/20	7.000%	1,450,000	1,431,875
Valeant Pharmaceuticals International (a)(b)
10/01/17	6.750%	410,000	407,950
Warner Chilcott Co. LLC/Finance (a)(b)
09/15/18	7.750%	1,290,000	1,302,900
Wyeth
02/15/16	5.500%	195,000	220,598

Total			6,553,916

PROPERTY & CASUALTY (0.1%)
Liberty Mutual Group, Inc. (a)(c)
06/15/58	10.750%	475,000	574,750

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  149

Portfolio of Investments (continued)

RiverSource VP – Strategic Income Fund

	Coupon	Principal
Issuer	rate	amount		Value

Corporate Bonds & Notes (continued)
RAILROADS (0.2%)
CSX Corp. Senior Unsecured
04/15/41	5.500%		$1,105,000	$1,085,723
Union Pacific Corp. Senior Unsecured
08/15/18	5.700%		325,000	364,806

Total				1,450,529

RETAILERS (0.8%)
Giraffe Acquisition Corp. Senior Unsecured (a)
12/01/18	9.125%		1,470,000	1,532,475
Michaels Stores, Inc. Senior Notes (a)(b)
11/01/18	7.750%		1,035,000	1,027,237
QVC, Inc. (a) Senior Secured
10/01/19	7.500%		1,365,000	1,440,075
10/15/20	7.375%		205,000	214,225
Rite Aid Corp. Senior Secured (b)
08/15/20	8.000%		655,000	682,019
Toys R Us Property Company II LLC Senior Secured
12/01/17	8.500%		1,800,000	1,935,000
Toys R Us, Inc. Senior Unsecured
10/15/18	7.375%		124,000	121,520

Total				6,952,551

SOVEREIGN (1.1%)
Morgan Stanley & Co., Inc. Senior Unsecured
10/22/20	11.500%	BRL	2,465,000	1,491,466
Uruguay Government International Bond
04/05/27	4.250%	UYU	31,835,248	1,769,750
06/26/37	3.700%	UYU	22,855,277	1,144,888
PIK
01/15/33	7.875%		2,775,000	3,343,875
Vnesheconombank Via VEB Finance Ltd. Bank Guaranteed (a)
11/22/25	6.800%		1,690,000	1,704,477

Total				9,454,456

SUPRANATIONAL (0.8%)
Asian Development Bank Senior Unsecured
06/21/27	2.350%	JPY	220,000,000	2,927,079
European Investment Bank Senior Unsecured
06/20/17	1.400%	JPY	175,000,000	2,240,459
Nordic Investment Bank Senior Unsecured
04/27/17	1.700%	JPY	120,000,000	1,560,030

Total				6,727,568

TECHNOLOGY (1.6%)
Amkor Technology, Inc. Senior Unsecured (b)
05/01/18	7.375%		810,000	842,400
Cisco Systems, Inc. Senior Unsecured
02/15/39	5.900%		160,000	177,201
01/15/40	5.500%		510,000	532,783
First Data Corp. PIK
09/24/15	10.550%		60,000	56,850
First Data Corp. (a) Senior Secured
01/15/21	8.250%		1,203,000	1,154,880
First Data Corp. (a)(b) Senior Notes
01/15/21	12.625%		1,868,000	1,783,940
Senior Secured
08/15/20	8.875%		1,200,000	1,266,000
First Data Corp. (b)
09/24/15	9.875%		210,000	200,025
Freescale Semiconductor, Inc. Senior Secured (a)
04/15/18	9.250%		660,000	726,000
Interactive Data Corp. (a)
08/01/18	10.250%		1,405,000	1,538,475
NXP BV/Funding LLC Senior Secured (a)
08/01/18	9.750%		2,435,000	2,748,506
Oracle Corp. (a) Senior Notes
07/15/40	5.375%		1,020,000	1,030,835
Oracle Corp. (b) Senior Unsecured
04/15/38	6.500%		215,000	250,587
SunGard Data Systems, Inc. Senior Unsecured (a)
11/15/18	7.375%		1,735,000	1,743,675

Total				14,052,157

TRANSPORTATION SERVICES (0.5%)
Aeropuertos Argentina 2000 SA Senior Secured (a)
12/01/20	10.750%		700,000	742,797
Avis Budget Car Rental LLC/Finance, Inc. (a)
01/15/19	8.250%		1,015,000	1,022,612
ERAC USA Finance LLC (a)
07/01/13	2.750%		290,000	294,649
ERAC USA Finance LLC (a)(b)
10/01/20	5.250%		270,000	273,739
Hertz Corp. (The) (a)(b)
10/15/18	7.500%		960,000	1,000,800
01/15/21	7.375%		1,172,000	1,195,440

Total				4,530,037

WIRELESS (2.6%)
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured (a)
05/01/17	7.750%		1,500,000	1,638,750
Cellco Partnership/Verizon Wireless Capital LLC Senior Unsecured
02/01/14	5.550%		480,000	529,299
Cellco Partnership/Verizon Wireless Capital LLC (b) Senior Unsecured
11/15/18	8.500%		295,000	386,022
Clearwire Communications LLC/Finance, Inc. (a)(b) Senior Secured
12/01/15	12.000%		1,528,000	1,650,240
12/01/17	12.000%		380,000	393,300
Cricket Communications, Inc. Senior Secured
05/15/16	7.750%		3,550,000	3,683,125
MetroPCS Wireless, Inc.
09/01/18	7.875%		1,605,000	1,661,175
11/15/20	6.625%		975,000	928,688
Nextel Communications, Inc. (b)
08/01/15	7.375%		948,000	949,185
SBA Telecommunications, Inc.
08/15/19	8.250%		2,250,000	2,458,125
Sprint Capital Corp. (b)
05/01/19	6.900%		255,000	251,813
Sprint Nextel Corp. Senior Unsecured (b)
08/15/17	8.375%		4,097,000	4,394,032
United States Cellular Corp. Senior Unsecured
12/15/33	6.700%		720,000	699,381
Wind Acquisition Finance SA (a)(b) Secured
07/15/17	11.750%		1,800,000	2,029,500
Senior Secured
02/15/18	7.250%		1,040,000	1,055,600
Wind Acquisition Finance SA (d)(e)(f) Escrow
07/15/17	0.000%		1,800,000	—

Total				22,708,235

WIRELINES (3.8%)
AT&T, Inc. Senior Unsecured
02/15/39	6.550%		1,545,000	1,681,661
BellSouth Corp. Senior Unsecured
09/15/14	5.200%		1,000,000	1,091,685
British Telecommunications PLC Senior Unsecured
01/15/18	5.950%		275,000	300,993
Cincinnati Bell, Inc.
10/15/17	8.250%		858,000	849,420
Cincinnati Bell, Inc. (b)
10/15/20	8.375%		835,000	801,600
Embarq Corp. Senior Unsecured
06/01/36	7.995%		280,000	305,726
Frontier Communications Corp. Senior Unsecured (b)
04/15/20	8.500%		2,340,000	2,556,450
ITC Deltacom, Inc. Senior Secured
04/01/16	10.500%		922,000	1,002,675
Integra Telecom Holdings, Inc. Senior Secured (a)
04/15/16	10.750%		750,000	772,500
Level 3 Financing, Inc.
02/15/17	8.750%		2,635,000	2,424,200
PAETEC Holding Corp. Senior Secured
06/30/17	8.875%		1,450,000	1,547,875
PAETEC Holding Corp. (a)(b) Senior Unsecured
12/01/18	9.875%		965,000	991,538
PAETEC Holding Corp. (b)
07/15/15	9.500%		107,000	110,745
Qtel International Finance Ltd. (a)
02/16/21	4.750%		1,000,000	968,225
10/19/25	5.000%		1,100,000	1,033,384
Qwest Communications International, Inc. (a)(b)
04/01/18	7.125%		3,900,000	4,036,500
Qwest Corp. Senior Unsecured
10/01/14	7.500%		3,000,000	3,360,000
Telefonica Emisiones SAU
04/27/15	3.729%		2,490,000	2,470,125
06/20/16	6.421%		320,000	349,757
Verizon New York, Inc. Senior Unsecured
04/01/32	7.375%		1,350,000	1,514,884

See accompanying Notes to Financial Statements.

150  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Coupon	Principal
Issuer	rate	amount		Value

Corporate Bonds & Notes (continued)

WIRELINES (CONT.)
Windstream Corp.
08/01/16	8.625%		$3,900,000	$4,104,750
tw telecom holdings, inc. (b)
03/01/18	8.000%		600,000	637,500

Total				32,912,193

Total Corporate Bonds & Notes
(Cost: $435,648,087)				$452,084,384

Residential Mortgage-Backed Securities — Agency (4.6%)

Federal National Mortgage Association (g)
10/01/39	4.000%		$582,986	$580,535
03/01/39-06/01/40	4.500%		1,196,096	1,228,888
04/01/38-
05/01/40	5.000%		8,420,284	8,893,151
04/01/38	5.500%		1,618,919	1,733,141
11/01/37-08/01/38	6.000%		6,101,237	6,637,620
Federal National Mortgage Association (g)(j)
01/01/41	4.500%		12,900,000	13,240,637
Federal National Mortgage Association (g)(k)
08/01/39	5.500%		4,525,745	4,862,736
Government National Mortgage Association (g)
04/15/40	4.500%		2,928,507	3,044,408

Total				40,221,116

Total Residential Mortgage-Backed Securities — Agency
(Cost: $40,009,961)				$40,221,116

Commercial Mortgage-Backed Securities (2.4%)

Bear Stearns Commercial Mortgage Securities Series 2007-T26 Class A4 (g)
01/12/45	5.471%		$3,440,000	$3,690,742
Credit Suisse Mortgage Capital Certificates Series 2006-C3 Class A3 (g)
06/15/38	5.826%		2,000,000	2,162,114
GS Mortgage Securities Corp. II Series 2005-GG4 Class A4A (g)
07/10/39	4.751%		500,000	527,275
Greenwich Capital Commercial Funding Corp. (g) Series 2004-GG1 Class A7
06/10/36	5.317%		1,936,000	2,088,161
Series 2007-GG9 Class A4
03/10/39	5.444%		2,200,000	2,317,873
Morgan Stanley Capital I (g) Series 2005-HQ5 Class A4
01/14/42	5.168%		2,635,000	2,820,095
Series 2005-IQ10 Class A4A
09/15/42	5.230%		500,000	536,060
Morgan Stanley Reremic Trust Series 2010-GG10 Class A4A (a)(h)
08/12/45	6.002%		2,350,000	2,512,730
Wachovia Bank Commercial Mortgage Trust (g) Series 2005-C20 Class A7
07/15/42	5.118%		1,800,000	1,932,549
Series 2006-C27 Class A3
07/15/45	5.765%		1,875,000	2,017,012

Total Commercial Mortgage-Backed Securities
(Cost: $19,884,662)				$20,604,611

U.S. Treasury Obligations (10.6%)

U.S. Treasury Note
05/15/12	1.375%		$18,500,000	$18,745,699
U.S. Treasury Note (b)
04/15/13	1.750%		12,950,000	13,247,462
04/30/15	2.500%		27,000,000	27,913,356
11/30/15	1.375%		7,165,000	6,962,926
11/15/20	2.625%		7,965,000	7,513,233
08/15/40	3.875%		3,505,000	3,228,434
U.S. Treasury Note (b)(k)
02/15/20	3.625%		13,950,000	14,477,477

Total U.S. Treasury Obligations
(Cost: $91,650,463)				$92,088,587

Foreign Government Obligations (24.0%)

ARGENTINA (0.7%)
Argentina Bonos Senior Unsecured
09/12/13	7.000%		$1,490,000	$1,497,782
10/03/15	7.000%		800,000	770,000
Argentina Government International Bond Senior Unsecured
12/31/33	8.280%		2,048,998	1,900,446
Argentina Government International Bond (l) Senior Unsecured
12/15/35	0.000%		5,000,000	757,500
Provincia de Cordoba Senior Unsecured (a)
08/17/17	12.375%		1,270,000	1,320,800

Total				6,246,528

AUSTRALIA (0.9%)
Treasury Corp. of Victoria Local Government Guaranteed
11/15/16	5.750%	AUD	5,620,000	5,704,860
06/15/20	6.000%	AUD	2,175,000	2,211,842

Total				7,916,702

BRAZIL (1.7%)
Brazilian Government International Bond
01/20/34	8.250%		4,560,000	6,076,200
Senior Unsecured
01/17/17	6.000%		2,000,000	2,263,000
01/05/22	12.500%	BRL	4,300,000	3,074,202
Petrobras International Finance Co. (b)
03/15/19	7.875%		2,880,000	3,404,650

Total				14,818,052

BULGARIA (—%)
Bulgaria Government International Bond Senior Unsecured (a)
01/15/15	8.250%		330,000	386,925

CANADA (1.5%)
Canadian Government Bond
06/01/18	4.250%	CAD	5,790,000	6,345,373
06/01/19	3.750%	CAD	6,000,000	6,339,583

Total				12,684,956

CHILE (0.2%)
Corp. Nacional del Cobre de Chile (a)
01/15/19	7.500%		1,380,000	1,679,925

CHINA (0.3%)
China Government International Bond Senior Unsecured
10/29/13	4.750%		2,695,000	2,917,901

COLOMBIA (0.5%)
Colombia Government International Bond Senior Unsecured
05/21/24	8.125%		2,085,000	2,632,313
Ecopetrol SA Senior Unsecured
07/23/19	7.625%		1,750,000	2,021,250

Total				4,653,563

CROATIA (0.1%)
Croatia Government International Bond Senior Unsecured (a)
07/14/20	6.625%		505,000	522,675

DOMINICAN REPUBLIC (0.1%)
Dominican Republic International Bond Senior Unsecured (a)
05/06/21	7.500%		775,000	833,125

FINLAND (0.2%)
Finland Government Bond Senior Unsecured
07/04/15	4.250%		1,065,000	1,562,858

FRANCE (0.9%)
France Government Bond OAT
04/25/13	4.000%	EUR	1,110,000	1,580,729
04/25/19	4.250%	EUR	3,380,000	4,879,945
04/25/29	5.500%	EUR	950,000	1,545,745

Total				8,006,419

GERMANY (1.3%)
Bundesrepublik Deutschland
07/04/17	4.250%	EUR	4,155,000	6,168,055
01/04/19	3.750%	EUR	3,755,000	5,374,827

Total				11,542,882

INDONESIA (1.8%)
Indonesia Government International Bond (a) Senior Unsecured
04/20/15	7.250%		4,045,000	4,682,087
03/13/20	5.875%		5,185,000	5,651,650
Indonesia Treasury Bond Senior Unsecured
09/15/19	11.500%	IDR	7,800,000,000	1,077,922
09/15/25	11.000%	IDR	35,150,000,000	4,576,726

Total				15,988,385

IRELAND (0.1%)
Ireland Government Bond Senior Unsubordinated Notes
10/18/18	4.500%		930,000	937,578

ITALY (1.0%)
Italy Buoni Poliennali Del Tesoro
06/15/15	3.000%	EUR	820,000	1,063,958
08/01/18	4.500%	EUR	5,840,000	7,837,360

Total				8,901,318

JAPAN (0.4%)
Japan Government 10-Year Bond Senior Unsecured
09/20/18	1.500%	JPY	260,000,000	3,368,884

LITHUANIA (0.1%)
Lithuania Government International Bond Senior Unsecured (a)
09/14/17	5.125%		700,000	691,250

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  151

Portfolio of Investments (continued)

RiverSource VP – Strategic Income Fund

	Coupon	Principal
Issuer	rate	amount		Value

Foreign Government Obligations (continued)
MALAYSIA (0.2%)
Penerbangan Malaysia Bhd Government Guaranteed
03/15/16	5.625%		$135,000	$150,242
Penerbangan Malaysia Bhd (a) Government Guaranteed
03/15/16	5.625%		470,000	524,337
Petronas Capital Ltd. (a)
08/12/19	5.250%		600,000	642,516

Total				1,317,095

MEXICO (2.4%)
Mexican Bonos
12/13/18	8.500%	MXN	34,180,000	3,064,104
Mexico Government International Bond Senior Unsecured
01/11/40	6.050%		4,290,000	4,386,525
Mexico Government International Bond (b) Senior Unsecured
01/15/20	5.125%		4,670,000	4,868,475
Pemex Project Funding Master Trust
03/01/18	5.750%		5,420,000	5,794,993
01/21/21	5.500%		2,800,000	2,835,000

Total				20,949,097

NEW ZEALAND (0.4%)
New Zealand Government Bond Senior Unsecured
04/15/13	6.500%	NZD	1,655,000	1,357,657
05/15/21	6.000%	NZD	2,540,000	1,989,352

Total				3,347,009

NORWAY (0.7%)
Norway Government Bond
05/19/17	4.250%	NOK	33,670,000	6,083,066

PANAMA (0.4%)
Panama Government International Bond Senior Unsecured
01/26/36	6.700%		3,340,000	3,724,100

PERU (0.5%)
Peruvian Government International Bond Senior Unsecured
05/03/16	8.375%		1,710,000	2,111,850
07/21/25	7.350%		1,210,000	1,471,965
Peruvian Government International Bond (a) Senior Unsecured
08/12/20	7.840%	PEN	1,300,000	528,620

Total				4,112,435

PHILIPPINES (0.6%)
Philippine Government International Bond Senior Unsecured (b)
01/20/20	6.500%		4,310,000	4,978,050

POLAND (0.6%)
Poland Government Bond
10/24/15	6.250%	PLN	11,680,000	4,094,501
10/25/19	5.500%	PLN	4,000,000	1,312,642
Poland Government International Bond Senior Unsecured
07/15/19	6.375%		200,000	224,042

Total				5,631,185

QATAR (0.2%)
Qatari Diar Finance QSC Government Guaranteed (a)
07/21/20	5.000%		1,500,000	1,492,878

RUSSIAN FEDERATION (1.5%)
Gazprom Via Gazprom International SA (a)
02/01/20	7.201%		1,431,866	1,521,358
Russian Foreign Bond — Eurobond (a)
03/31/30	7.500%		7,518,000	8,683,290
Senior Unsecured
04/29/15	3.625%		2,100,000	2,102,730
03/31/30	7.500%		443,025	512,358

Total				12,819,736

SOUTH AFRICA (0.4%)
South Africa Government Bond
09/15/17	8.250%	ZAR	16,635,000	2,558,034
South Africa Government International Bond Senior Unsecured
03/09/20	5.500%		1,180,000	1,255,225

Total				3,813,259

SWEDEN (0.9%)
Sweden Government Bond
08/12/17	3.750%	SEK	45,765,000	7,099,813
12/01/20	5.000%	SEK	7,000,000	1,192,304

Total				8,292,117

TRINIDAD AND TOBAGO (0.1%)
Petroleum Co. of Trinidad & Tobado Ltd. Senior Unsecured (a)
08/14/19	9.750%		490,000	589,662

TURKEY (1.1%)
Turkey Government International Bond Senior Unsecured
09/26/16	7.000%		3,355,000	3,858,250
03/30/21	5.625%		1,900,000	1,976,000
02/05/25	7.375%		3,220,000	3,815,700

Total				9,649,950

UNITED KINGDOM (1.2%)
United Kingdom Gilt
09/07/16	4.000%	GBP	1,365,000	2,294,294
03/07/18	5.000%	GBP	3,100,000	5,491,089
03/07/25	5.000%	GBP	1,400,000	2,450,180

Total				10,235,563

VENEZUELA (1.0%)
Petroleos de Venezuela SA
04/12/17	5.250%		4,160,000	2,381,600
Senior Unsecured
10/28/16	5.125%		300,000	157,492
Venezuela Government International Bond Senior Unsecured
09/15/27	9.250%		2,520,000	1,877,400
Venezuela Government International Bond (a) Senior Unsecured
05/07/23	9.000%		6,086,000	4,138,480

Total				8,554,972

Total Foreign Government Obligations
(Cost: $200,355,593)				$209,250,100

Municipal Bonds (0.1%)

State of California Unlimited General Obligation Bonds Taxable Build America Bonds Series 2009
04/01/39	7.550%		$640,000	$665,990

Total Municipal Bonds
(Cost: $682,156)				$665,990

	Coupon	Principal
Borrower	rate	amount		Value

Senior Loans (h) (0.9%)

AEROSPACE & DEFENSE (0.1%)
TASC, Inc. Tranche B Term Loan (c)(i)
TBD	TBD		$249,370	$249,869
TransDigm, Inc. Term Loan (c)
12/06/16	5.000%		200,000	201,794

Total				451,663

AUTOMOTIVE (—%)
Autotrader.com, Inc. Tranche B Term Loan (c)
12/15/16	4.750%		150,000	150,687

BUILDING MATERIALS (0.1%)
Goodman Global, Inc. 1st Lien Term Loan (c)(i)
TBD	TBD		374,063	375,525

CHEMICALS (0.2%)
Celanese U.S. Holdings LLC Term Loan (c)
04/02/14	0.261-1.500%		400,000	398,228
Hexion Specialty Chemicals, Inc. Tranche C4A Term Loan (c)
05/05/13	2.563%		375,000	368,205
PQ Corp. 1st Lien Term Loan (c)(i)
TBD	TBD		324,169	311,260
Styron SARL Term Loan (c)(i)
TBD	TBD		222,152	225,207

Total				1,302,900

CONSUMER CYCLICAL SERVICES (—%)
Affinion Group, Inc. Tranche B Term Loan (c)(i)
TBD	TBD		99,749	99,375
Live Nation Entertainment, Inc. Tranche B Term Loan (c)
11/07/16	4.500%		225,000	224,532

Total				323,907

CONSUMER PRODUCTS (—%)
Amscan Holdings, Inc. (c) Term Loan
12/02/17	6.750-7.500%		1,150,000	265,018
Amscan Holdings, Inc. (c)(i) Term Loan
TBD	TBD		149,625	34,481

Total				299,499

ENTERTAINMENT (—%)
Six Flags Theme Parks, Inc. Tranche B Term Loan (c)
06/30/16	5.500%		125,000	125,976

See accompanying Notes to Financial Statements.

152  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Coupon	Principal
Borrower	rate	amount	Value

Senior Loans (h) (continued)
FOOD AND BEVERAGE (0.1%)
Advantage Sales & Marketing, Inc. 1st Lien Term Loan (c)
12/18/17	5.250%	$75,000	$75,141
Earthbound Holdings III LLC Term Loan (c)
12/21/16	7.250%	375,000	377,580
Pierre Foods, Inc. 1st Lien Term Loan (c)(i)
TBD	TBD	199,500	199,334

Total			652,055

HEALTH CARE (0.2%)
Community Health Systems, Inc. (c) Delayed Draw Term Loan
07/25/14	2.544%	18,308	17,841
Term Loan
07/25/14	2.544%	356,692	347,596
ConvaTec, Inc. Term Loan (c)
12/22/16	5.750%	300,000	302,625
Health Management Associates, Inc. Tranche B Term Loan (c)
02/28/14	2.053%	200,000	196,200
MedAssets, Inc. Term Loan (c)
11/16/16	5.250%	300,000	301,125
Res-Care, Inc. Tranche B Term Loan (c)
12/22/16	6.250%	100,000	98,000

Total			1,263,387

LIFE INSURANCE (—%)
CNO Financial Group, Inc. Term Loan (c)
09/30/16	7.500%	300,000	301,950

MEDIA CABLE (—%)
Bresnan Broadband Holdings LLC Tranche B Term Loan (c)
12/14/17	4.500%	100,000	100,443
WideOpenWest Finance LLC 1st Lien Term Loan (c)(i)
TBD	TBD	250,000	231,625

Total			332,068

MEDIA NON-CABLE (—%)
Getty Images, Inc. Term Loan (c)
11/07/16	5.250-6.000%	75,000	75,563

OTHER INDUSTRY (—%)
Illumination Detection Systems Term Loan (c)
11/23/16	6.000%	225,000	226,125

PACKAGING (0.1%)
Berry Plastics Tranche C Term Loan (c)
04/03/15	2.284%	150,000	141,477
Bway Holding Co. Tranche B Term Loan (c)(i)
TBD	TBD	229,039	230,042
Graham Packaging Co. LP Tranche C Term Loan (c)(i)
TBD	TBD	288,063	291,364
ICL Industrial Containers ULC/ICL Contenants Industriels ULC Tranche C Term Loan (c)(i)
TBD	TBD	20,335	20,424

Total			683,307

RETAILERS (0.1%)
Michaels Stores, Inc. Tranche B1 Term Loan (c)
10/31/13	2.563%	315,952	307,144
Pep Boys-Manny, Moe & Jack (The) (c)(i) Term Loan
TBD	TBD	199,638	194,897
PetCo Animal Supplies, Inc. (c) Term Loan
11/24/17	6.000%	200,000	199,834
PetCo Animal Supplies, Inc. (c)(i) Term Loan
TBD	TBD	225,000	224,813

Total			926,688

SUPERMARKETS (—%)
Great Atlantic & Pacific Tea Co., Inc. (The) Debtor In Possession Term Loan (c)
06/13/12	8.750%	250,000	251,875

TECHNOLOGY (—%)
SunGard Data Systems, Inc. Tranche B Term Loan (c)(i)
TBD	TBD	244,500	242,666
Syniverse Holdings, Inc. (c)(i) Term Loan
TBD	TBD	75,000	75,844

Total			318,510

Total Senior Loans
(Cost: $8,020,664)			$8,061,685

	Shares	Value

Money Market Fund (6.2%)

Columbia Short-Term Cash Fund, 0.229% (m)(n)	54,155,709	$54,155,709

Total Money Market Fund
(Cost: $54,155,709)		$54,155,709

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (16.4%)

Asset-Backed Commercial Paper (0.6%)
Rheingold Securitization
02/16/11	0.521%	$4,993,355	$4,993,355

Certificates of Deposit (10.4%)
Bank of Nova Scotia
01/03/11	0.300%	5,000,000	5,000,000
Banque et Caisse d’Epargne de l’Etat
02/22/11	0.300%	2,498,085	2,498,085
Barclays Bank PLC
02/23/11	0.425%	5,000,000	5,000,000
Credit Industrial et Commercial
02/22/11	0.395%	5,000,000	5,000,000
DZ Bank AG
01/18/11	0.345%	1,998,812	1,998,812
02/10/11	0.400%	5,000,000	5,000,000
Development Bank of Singapore Ltd.
01/25/11	0.310%	5,000,000	5,000,000
KBC Bank NV
01/24/11	0.450%	6,000,000	6,000,000
La Banque Postale
02/17/11	0.365%	6,000,000	6,000,000
Landesbank Hessen Thuringen
01/03/11	0.300%	6,000,027	6,000,027
Mitsubishi UFJ Trust and Banking Corp.
01/06/11	0.330%	5,000,000	5,000,000
N.V. Bank Nederlandse Gemeenten
01/27/11	0.330%	5,000,000	5,000,000
Natixis
03/07/11	0.440%	5,000,000	5,000,000
Norinchukin Bank
02/08/11	0.330%	2,000,000	2,000,000
03/02/11	0.350%	5,000,125	5,000,125
Pohjola Bank PLC
03/14/11	0.610%	5,000,000	5,000,000
Societe Generale
02/17/11	0.310%	4,996,042	4,996,042
Sumitomo Trust & Banking Co., Ltd.
02/04/11	0.400%	5,000,000	5,000,000
United Overseas Bank Ltd.
01/18/11	0.330%	6,000,000	6,000,000

Total			90,493,091

Commercial Paper (1.1%)
Macquarie Bank Ltd.
02/09/11	0.375%	4,995,573	4,995,573
Suncorp Metway Ltd.
01/10/11	0.400%	4,998,167	4,998,167

Total			9,993,740

Other Short-Term Obligations (0.1%)
Natixis Financial Products LLC
01/03/11	0.500%	1,500,000	1,500,000

Repurchase Agreements (4.2%)
G.X. Clarke and Company dated 12/31/10, matures 01/03/11,
repurchase price $10,000,208 (o)	0.250%	10,000,000	10,000,000
Goldman Sachs & Co. dated 12/31/10, matures 01/03/11,
repurchase price $4,398,110 (o)	0.170%	4,398,048	4,398,048
Merrill Lynch Government Securities Income dated 12/31/10, matures 01/03/11,
repurchase price $2,000,042 (o)	0.250%	2,000,000	2,000,000

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  153

Portfolio of Investments (continued)

RiverSource VP – Strategic Income Fund

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (continued)

Repurchase Agreements (cont.)
Merrill Lynch Pierce Fenner & Smith, Inc. dated 12/31/10, matures 01/03/11,
repurchase price $15,000,313 (o)	0.250%	$15,000,000	$15,000,000
Mizuho Securities USA, Inc. dated 12/31/10, matures 01/03/11,
repurchase price $5,000,208 (o)	0.500%	5,000,000	5,000,000

Total			36,398,048

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $143,378,234)			$143,378,234

Total Investments
(Cost: $993,785,529)			$1,020,510,416
Other Assets & Liabilities, Net			(148,514,882)

Net Assets			$871,995,534

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2010

	Number of
	contracts	Notional	Expiration	Unrealized	Unrealized
Contract description	long (short)	market value	date	appreciation	depreciation
U.S. Treasury Long Bond, 20-year	174	$21,249,750	March 2011	$—	$(678,823)
U.S. Treasury Note, 2-year	262	57,353,438	April 2011	—	(33,146)
U.S. Treasury Note, 5-year	(23)	(2,707,531)	April 2011	—	(19,081)
U.S. Treasury Note, 10-year	(755)	(90,930,313)	March 2011	2,216,680	—
U.S. Treasury Ultra Bond, 30-year	149	18,936,969	March 2011	—	(217,904)

Total				$2,216,680	$(948,954)

Forward Foreign Currency Exchange Contracts Open at December 31, 2010

		Currency to		Currency to		Unrealized	Unrealized
Counterparty	Exchange date	be delivered		be received		appreciation	depreciation
UBS Securities	Jan. 7, 2011	4,480,000		3,406,637		$—	$(80,404)
		(NZD	)	(USD	)

State Street Bank & Trust Co.	Jan. 11, 2011	4,000,000		5,272,620		—	(74,689)
		(EUR	)	(USD	)

HSBC Securities (USA), Inc.	Jan. 12, 2011	10,241,000		10,587,804		—	(383,559)
		(CHF	)	(USD	)

Goldman, Sachs & Co.	Jan. 12, 2011	3,274,000		4,299,581		—	(77,204)
		(EUR	)	(USD	)

J.P. Morgan Securities, Inc.	Jan. 12, 2011	530,459,000		6,340,463		—	(195,035)
		(JPY	)	(USD	)

State Street Bank & Trust Co.	Jan. 12, 2011	6,321,182		6,387,000		197,486	—
		(USD	)	(AUD	)

HSBC Securities (USA), Inc.	Jan. 12, 2011	10,765,586		64,008,000		224,259	—
		(USD	)	(NOK	)

UBS Securities	Jan. 12, 2011	4,307,619		5,701,000		128,442	—
		(USD	)	(NZD	)

Total						$550,187	$(810,891)

See accompanying Notes to Financial Statements.

154  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Principal amounts are denominated in United States Dollars unless otherwise noted.
Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $205,750,333 or 23.60% of net assets.

(b)	At December 31, 2010, security was partially or fully on loan.

(c)	Variable rate security. The interest rate shown reflects the rate as of December 31, 2010.

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Directors. At December 31, 2010, the value of these securities amounted to $0, which represents 0.00% of net assets.

(e)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2010 was $0, representing 0.00% of net assets. Information concerning such security holdings at December 31, 2010 was as follows:

Acquisition
Security	dates	Cost
Wind Acquisition Finance SA Escrow	11-15-10	$—

(f)	Negligible market value.

(g)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(h)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(i)	Represents a senior loan purchased on a when-issued or delayed delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(j)	Represents a security purchased on a when-issued or delayed delivery basis.

(k)	At December 31, 2010, investments in securities included securities valued at $1,712,117 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(l)	Zero coupon bond.

(m)	The rate shown is the seven-day current annualized yield at December 31, 2010.

(n)	Investments in affiliates during the year ended December 31, 2010:

			Sales cost/
	Beginning	Purchase	proceeds	Realized	Ending	Dividends or
Issuer	cost	cost	from sales	gain/loss	cost	interest income	Value
Columbia Short-Term Cash Fund	$24,558	$748,091,208	$(693,960,057)	$—	$54,155,709	$84,442	$54,155,709

(o)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

G.X. Clarke and Company (0.250%)
Security description	Value
Federal Farm Credit Bank	$5,325
Federal Home Loan Banks	56,773
Federal Home Loan Mortgage Corp	42,340
Federal National Mortgage Association	28,649
Tennessee Valley Authority	3,012
United States Treasury Bill	2,187,173
United States Treasury Note/Bond	7,871,562
United States Treasury Strip Coupon	3,878
United States Treasury Strip Principal	1,409

Total market value of collateral securities	$10,200,121

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  155

Portfolio of Investments (continued)

RiverSource VP – Strategic Income Fund

Notes to Portfolio of Investments (continued)

Goldman Sachs & Co. (0.170%)
Security description	Value
Government National Mortgage Association	$4,486,009

Total market value of collateral securities	$4,486,009

Merrill Lynch Government Securities Income (0.250%)
Security description	Value
Fannie Mae REMICS	$384,128
Freddie Mac REMICS	1,655,876

Total market value of collateral securities	$2,040,004

Merrill Lynch Pierce Fenner & Smith, Inc. (0.250%)
Security description	Value
Federal Home Loan Banks	$1,388,482
Federal Home Loan Mortgage Corp	808,413
Federal National Mortgage Association	899,758
Government National Mortgage Association	12,203,390

Total market value of collateral securities	$15,300,043

Mizuho Securities USA, Inc. (0.500%)
Security description	Value
Fannie Mae Grantor Trust	$2,469
Fannie Mae Pool	2,074,775
Fannie Mae REMICS	214,119
Fannie Mae Whole Loan	5,817
Federal Farm Credit Bank	3,332
Federal Home Loan Banks	86,452
Federal Home Loan Mortgage Corp	13,315
FHLMC Structured Pass Through Securities	12,611
Freddie Mac Gold Pool	1,087,172
Freddie Mac Non Gold Pool	128,998
Freddie Mac REMICS	239,699
Ginnie Mae II Pool	175,519
Government National Mortgage Association	325,572
United States Treasury Note/Bond	730,150

Total market value of collateral securities	$5,100,000

Abbreviation Legend

PIK	Payment-in-Kind
Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	European Monetary Unit
GBP	Pound Sterling
IDR	Indonesioan Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peru Nuevos Soles
PLN	Polish Zloty
SEK	Swedish Krona
UYU	Uruguay Pesos
ZAR	South African Rand

See accompanying Notes to Financial Statements.

156  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  157

Portfolio of Investments (continued)

RiverSource VP – Strategic Income Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Fair value at December 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Bonds
Corporate Bonds & Notes
Sovereign	$—	$7,962,990	$1,491,466	$9,454,456
All Other Industries	—	442,629,928	—	442,629,928
Residential Mortgage-Backed Securities — Agency	13,240,637	26,980,479	—	40,221,116
Commercial Mortgage-Backed Securities	—	20,604,611	—	20,604,611
U.S. Treasury Obligations	92,088,587	—	—	92,088,587
Foreign Government Obligations	—	209,250,100	—	209,250,100
Municipal Bonds	—	665,990	—	665,990

Total Bonds	105,329,224	708,094,098	1,491,466	814,914,788

Other
Senior Loans	—	8,061,685	—	8,061,685
Affiliated Money Market Fund(c)	54,155,709	—	—	54,155,709
Investments of Cash Collateral Received for Securities on Loan	—	143,378,234	—	143,378,234

Total Other	54,155,709	151,439,919	—	205,595,628

Investments in Securities	159,484,933	859,534,017	1,491,466	1,020,510,416
Derivatives(d)
Assets
Futures Contracts	2,216,680	—	—	2,216,680
Forward Foreign Currency Exchange Contracts	—	550,187	—	550,187
Liabilities
Futures Contracts	(948,954)	—	—	(948,954)
Forward Foreign Currency Exchange Contracts	—	(810,891)	—	(810,891)

Total	$160,752,659	$859,273,313	$1,491,466	$1,021,517,438

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2010.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Corporate Bonds
& Notes
Balance as of May 7, 2010 (when shares became available)	$—
Accrued discounts/premiums	(476)
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)*	18,979
Sales	—
Purchases	1,472,963
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of December 31, 2010	$1,491,466

*	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2010 was $18,979.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

See accompanying Notes to Financial Statements.

158  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  159

Portfolio of Investments
VP – AllianceBernstein International Value Fund
December 31, 2010
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (96.6%)

AUSTRALIA (3.5%)
Australia & New Zealand Banking Group Ltd.	131,400	$3,134,769
Boral Ltd. (a)	963,100	4,752,716
Challenger Ltd.	753,200	3,616,859
Incitec Pivot Ltd. (a)	1,753,400	7,094,136
Macquarie Group Ltd. (a)	63,200	2,389,789
National Australia Bank Ltd.	823,200	19,933,201
Telstra Corp., Ltd.	1,235,900	3,522,986

Total		44,444,456

AUSTRIA (0.7%)
OMV AG (a)	211,500	8,817,644

BELGIUM (1.7%)
Delhaize Group SA	204,100	15,079,917
KBC Groep NV (a)(b)	189,983	6,476,217

Total		21,556,134

BERMUDA (0.8%)
Esprit Holdings Ltd.	2,219,900	10,568,232

BRAZIL (1.0%)
Banco do Brasil SA	15,600	295,095
Rossi Residencial SA	107,500	957,209
Vale SA, ADR (a)	373,400	11,284,148

Total		12,536,452

CANADA (6.0%)
Agrium, Inc.	132,800	12,182,875
Lundin Mining Corp. (b)	875,700	6,374,155
Magna International, Inc., Class A (b)	76,063	3,958,723
National Bank of Canada	109,400	7,515,629
Nexen, Inc.	611,874	13,987,094
Penn West Energy Trust Unit	380,430	9,093,093
Quebecor, Inc., Class B	83,100	3,134,371
Suncor Energy, Inc.	297,900	11,433,339
Toronto-Dominion Bank (The)	94,700	7,049,804

Total		74,729,083

CAYMAN ISLANDS (0.2%)
Daphne International Holdings Ltd. (a)	2,420,000	2,266,804

CHINA (0.6%)
Bank of China Ltd., Series H (a)	7,395,300	3,901,278
China Petroleum & Chemical Corp., Series H (a)	4,374,000	4,187,154

Total		8,088,432

DENMARK (0.6%)
Danske Bank A/S (b)	317,005	8,135,473

FINLAND (0.4%)
Cargotec OYJ, Series B	87,200	4,549,182

FRANCE (12.7%)
Arkema SA	116,300	8,375,161
BNP Paribas	232,641	14,806,449
Bouygues SA	476,428	20,542,855
Cap Gemini SA (a)	286,400	13,373,284
Cie de St. Gobain	98,700	5,079,773
Cie Generale de Geophysique-Veritas (a)(b)	240,100	7,309,994
EDF SA	272,200	11,169,204
France Telecom SA	536,900	11,192,968
PPR	58,200	9,258,410
Renault SA (b)	221,500	12,880,403
Sanofi-Aventis SA	166,900	10,675,906
Societe Generale	333,900	17,952,501
Vivendi SA	627,410	16,942,179

Total		159,559,087

GERMANY (6.9%)
Allianz SE	175,700	20,890,638
Bayer AG	252,000	18,602,481
E.ON AG	690,500	21,030,440
Muenchener Rueckversicherungs AG	91,100	13,795,298
ThyssenKrupp AG	293,700	12,247,574

Total		86,566,431

HONG KONG (0.6%)
New World Development Ltd.	4,100,000	7,702,007

IRELAND (0.2%)
Smurfit Kappa Group PLC (b)	250,700	2,446,491

ITALY (3.7%)
ENI SpA	620,300	13,600,369
Telecom Italia SpA	12,657,900	16,429,102
UniCredit SpA	7,818,700	16,215,429

Total		46,244,900

JAPAN (26.3%)
Aeon Co., Ltd. (a)	300,100	3,746,122
Asahi Breweries Ltd. (a)	399,500	7,713,454
Asahi Glass Co., Ltd.	1,125,000	13,088,402
Asics Corp.	282,000	3,610,813
DIC Corp.	1,057,000	2,356,807
Dowa Holdings Co., Ltd.	496,000	3,241,619
East Japan Railway Co.	131,500	8,536,085
Furukawa Electric Co., Ltd.	1,330,000	5,954,205
Isuzu Motors Ltd.	1,017,000	4,597,232
ITOCHU Corp.	585,500	5,901,527
Japan Tobacco, Inc.	4,552	16,814,796
JFE Holdings, Inc.	382,500	13,267,072
JX Holdings, Inc.	1,377,300	9,323,678
KDDI Corp.	1,672	9,645,552
Konica Minolta Holdings, Inc.	415,500	4,295,931
Mitsubishi Corp.	547,500	14,761,533
Mitsubishi Electric Corp. (a)	350,000	3,658,597
Mitsubishi Gas Chemical Co., Inc.	851,000	6,021,353
Mitsubishi Tanabe Pharma Corp.	247,000	4,165,312
Mitsubishi UFJ Financial Group, Inc.	776,200	4,186,911
Mitsui & Co., Ltd.	776,500	12,781,186
Mitsui Fudosan Co., Ltd.	651,000	12,942,483
NGK Spark Plug Co., Ltd.	359,000	5,488,149
Nippon Express Co., Ltd.	1,338,000	6,011,031
Nippon Shokubai Co., Ltd.	271,000	2,795,419
Nippon Telegraph & Telephone Corp.	321,700	14,654,928
Nissan Motor Co., Ltd.	1,458,000	13,797,565
ORIX Corp. (a)	125,010	12,252,401
Sharp Corp. (a)	1,146,000	11,764,451
Sony Corp.	346,200	12,386,301
SUMCO Corp. (b)	227,000	3,233,547
Sumitomo Electric Industries Ltd.	847,700	11,718,850
Sumitomo Mitsui Financial Group, Inc.	410,600	14,543,542
Sumitomo Rubber Industries, Ltd. (a)	292,600	3,044,588
Tokyo Electric Power Co., Inc. (The)	565,600	13,795,869
Tokyo Gas Co., Ltd.	1,597,000	7,074,549
Toshiba Corp.	1,637,000	8,887,749
Toyota Motor Corp.	469,600	18,494,255

Total		330,553,864

KOREA (1.9%)
Hana Financial Group, Inc.	127,800	4,904,160
KB Financial Group, Inc. (b)	92,000	4,878,665
LG Electronics, Inc. (b)	45,310	4,739,340
Samsung Electronics Co., Ltd.	10,570	8,900,324

Total		23,422,489

NETHERLANDS (1.3%)
Koninklijke Ahold NV	612,100	8,081,090
Koninklijke DSM NV	149,432	8,510,805

Total		16,591,895

NORWAY (1.4%)
DNB NOR ASA	703,600	9,922,341
Petroleum Geo-Services ASA (b)	295,200	4,651,610
Telenor ASA	198,500	3,242,489

Total		17,816,440

POLAND (0.6%)
KGHM Polska Miedz SA	120,200	7,036,137

RUSSIAN FEDERATION (1.0%)
Gazprom OAO, ADR (a)	311,500	7,865,375
LUKOIL OAO, ADR	73,150	4,132,975

Total		11,998,350

SWITZERLAND (3.1%)
Clariant AG (b)	215,400	4,372,471
Novartis AG	423,280	24,962,020
UBS AG (b)	548,704	9,025,395

Total		38,359,886

TAIWAN (0.7%)
AU Optronics Corp. (b)	5,294,000	5,512,688
Lite-On Technology Corp.	2,628,073	3,621,752

Total		9,134,440

TURKEY (0.6%)
Turkiye Garanti Bankasi AS	733,500	3,729,499
Turkiye Vakiflar Bankasi Tao, Series D	1,600,800	4,069,654

Total		7,799,153

UNITED KINGDOM (20.1%)
AstraZeneca PLC	705,100	32,126,313
Aviva PLC	1,825,100	11,184,309
BAE Systems PLC	2,231,800	11,484,158
Barclays PLC	3,261,700	13,307,446

See accompanying Notes to Financial Statements.

160  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)

UNITED KINGDOM (CONT.)
BP PLC	3,620,800	$26,284,567
British American Tobacco PLC	157,600	6,053,949
Firstgroup PLC	506,100	3,143,233
GKN PLC	3,182,500	11,026,620
Imperial Tobacco Group PLC	526,600	16,159,797
Inchcape PLC (b)	1,068,219	5,939,797
Informa PLC	1,081,100	6,869,473
Lloyds Banking Group PLC (b)	6,537,400	6,697,310
Marks & Spencer Group PLC	734,550	4,226,469
Rentokil Initial PLC (b)	3,490,900	5,274,620
Rio Tinto PLC	376,800	26,360,189
Royal Dutch Shell PLC, Series A	870,324	28,772,099
Vodafone Group PLC	10,024,500	25,916,551
Xstrata PLC	463,944	10,891,214

Total		251,718,114

Total Common Stocks
(Cost: $1,041,689,439)		$1,212,641,576

	Shares	Value

Money Market Fund (2.7%)

Columbia Short-Term Cash Fund, 0.229% (c)(d)	33,511,746	$33,511,746

Total Money Market Fund
(Cost: $33,511,746)		$33,511,746

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (5.3%)

Asset-Backed Commercial Paper (0.1%)
Rheingold Securitization
02/16/11	0.521%	$1,997,342	$1,997,342

Certificates of Deposit (1.2%)
Credit Industrial et Commercial
02/22/11	0.395%	1,000,000	1,000,000
Development Bank of Singapore Ltd.
01/25/11	0.310%	1,000,000	1,000,000
02/17/11	0.300%	2,000,000	2,000,000
Erste Bank der Oesterreichischen Sparkassen AG
01/18/11	0.430%	2,000,000	2,000,000
KBC Bank NV
01/20/11	0.450%	1,000,000	1,000,000
01/24/11	0.450%	2,000,000	2,000,000
Landesbank Hessen Thuringen
01/03/11	0.300%	2,000,009	2,000,009
N.V. Bank Nederlandse Gemeenten
01/27/11	0.330%	2,000,000	2,000,000
United Overseas Bank Ltd.
02/22/11	0.340%	2,000,000	2,000,000

Total			15,000,009

Commercial Paper (0.2%)
Macquarie Bank Ltd.
02/09/11	0.375%	1,998,229	1,998,229

Other Short-Term Obligations (0.2%)
Natixis Financial Products LLC
01/03/11	0.500%	2,000,000	2,000,000

Repurchase Agreements (3.6%)
Barclays Capital, Inc. dated 10/13/10, matures 01/31/11, repurchase price $3,000,775 (e)
	0.300%	3,000,000	3,000,000
Cantor Fitzgerald & Co. dated 12/31/10, matures 01/03/11, repurchase price $10,000,333 (e)
	0.400%	10,000,000	10,000,000
Citigroup Global Markets, Inc. dated 12/31/10, matures 01/03/11, repurchase price $2,000,027 (e)
	0.160%	2,000,000	2,000,000
Goldman Sachs & Co. dated 12/31/10, matures 01/03/11, repurchase price $4,925,644 (e)
	0.170%	4,925,574	4,925,574
Mizuho Securities USA, Inc. dated 12/31/10, matures 01/03/11, repurchase price $10,000,417 (e)
	0.500%	10,000,000	10,000,000
Nomura Securities dated 12/31/10, matures 01/03/11, repurchase price $5,000,208 (e)
	0.500%	5,000,000	5,000,000
Pershing LLC dated 12/31/10, matures 01/03/11, repurchase price $10,000,375 (e)
	0.450%	10,000,000	10,000,000

Total			44,925,574

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $65,921,154)			$65,921,154

Total Investments
(Cost: $1,141,122,339)			$1,312,074,476
Other Assets & Liabilities, Net			(57,320,125)

Net Assets			$1,254,754,351

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at December 31, 2010:

	Percentage of
Industry	net assets	Value
Aerospace & Defense	0.9%	$11,484,158
Auto Components	1.9	23,518,081
Automobiles	4.0	49,769,455
Beverages	0.6	7,713,454
Building Products	1.4	18,168,176
Capital Markets	0.9	11,415,184
Chemicals	4.1	51,709,028
Commercial Banks	13.7	171,655,373
Commercial Services & Supplies	0.4	5,274,620
Computers & Peripherals	1.0	12,509,501
Construction & Engineering	1.6	20,542,855
Construction Materials	0.4	4,752,716
Consumer Finance	1.0	12,252,401

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  161

Portfolio of Investments (continued)

VP – AllianceBernstein International Value Fund

Summary of Investments in Securities by Industry (continued)

	Percentage of
Industry	net assets	Value
Containers & Packaging	0.2%	$2,446,491
Distributors	0.5	5,939,797
Diversified Financial Services	0.3	3,616,858
Diversified Telecommunication Services	3.9	49,042,471
Electric Utilities	3.6	45,995,513
Electrical Equipment	1.7	21,331,652
Electronic Equipment, Instruments & Components	0.4	5,512,688
Energy Equipment & Services	1.0	11,961,604
Food & Staples Retailing	2.1	26,907,128
Gas Utilities	0.6	7,074,549
Household Durables	2.4	29,847,301
Insurance	3.7	45,870,245
IT Services	1.1	13,373,284
Machinery	0.4	4,549,182
Media	1.9	23,811,653
Metals & Mining	7.2	90,702,108
Multiline Retail	1.1	13,484,879
Office Electronics	0.3	4,295,931
Oil, Gas & Consumable Fuels	11.0	137,497,387
Pharmaceuticals	7.2	90,532,031
Real Estate Management & Development	1.6	20,644,491
Road & Rail	1.4	17,690,349
Semiconductors & Semiconductor Equipment	1.0	12,133,871
Specialty Retail	0.8	10,568,232
Textiles, Apparel & Luxury Goods	0.5	5,877,616
Tobacco	3.1	39,028,542
Trading Companies & Distributors	2.7	33,444,246
Wireless Telecommunication Services	3.1	38,696,475
Other(1)	7.9	99,432,900

Total		$1,312,074,476

(1)	Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Investments in Derivatives

At December 31, 2010, $958,697 was held in a margin deposit account as collateral to cover initial margin requirements on open stock index futures contracts.
Futures Contracts Outstanding at December 31, 2010

	Number of
	contracts	Notional	Expiration	Unrealized	Unrealized
Contract description	long (short)	market value	date	appreciation	depreciation
Euro STOXX 50	336	$12,549,665	March 2011	$—	$(277,409)
Forward Foreign Currency Exchange Contracts Open at December 31, 2010

		Currency to		Currency to		Unrealized	Unrealized
Counterparty	Exchange date	be delivered		be received		appreciation	depreciation
JP Morgan Securities, Inc.	February 15, 2011	58,787,000		58,334,441		$—	$(543,768)
		(CAD	)	(USD	)

JP Morgan Securities, Inc.	February 15, 2011	21,131,000		29,379,697		1,130,890	—
		(EUR	)	(USD	)

See accompanying Notes to Financial Statements.

162  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Forward Foreign Currency Exchange Contracts Open at December 31, 2010 (continued)

		Currency to		Currency to		Unrealized	Unrealized
Counterparty	Exchange date	be delivered		be received		appreciation	depreciation
JP Morgan Securities, Inc.	February 15, 2011	133,994,000		17,296,690		$51,112	$—
		(HKD	)	(USD	)

JP Morgan Securities, Inc.	February 15, 2011	4,777,256,000		57,545,900		—	(1,307,266)
		(JPY	)	(USD	)

JP Morgan Securities, Inc.	February 15, 2011	640,210,000		7,892,135		5,100	—
		(JPY	)	(USD	)

JP Morgan Securities, Inc.	February 15, 2011	63,914,746		65,103,000		2,242,467	—
		(USD	)	(AUD	)

JP Morgan Securities, Inc.	February 15, 2011	46,300,911		44,718,000		1,594,223	—
		(USD	)	(CHF	)

JP Morgan Securities, Inc.	February 15, 2011	36,966,649		23,082,000		—	(978,634)
		(USD	)	(GBP	)

JP Morgan Securities, Inc.	February 15, 2011	37,273,841		249,485,000		—	(190,805)
		(USD	)	(SEK	)

Total						$5,023,792	$(3,020,473)

Notes to Portfolio of Investments

(a)	At December 31, 2010, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Investments in affiliates during the year ended December 31, 2010:

			Sales cost/			Dividends
	Beginning	Purchase	proceeds	Realized	Ending	or interest
Issuer	cost	cost	from sales	gain/loss	cost	income	Value
Columbia Short-Term Cash Fund	$11,535	$1,183,222,567	$(1,149,722,356)	$—	$33,511,746	$52,729	$33,511,746

(d)	The rate shown is the seven-day current annualized yield at December 31, 2010.

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital (0.300%)
Security description	Value
Arabella Ltd	$15,119
Archer Daniels	155,540
Asb Finance Ltd	184,273
Banco Bilbao Vizcaya	497,437
Banco Bilbao Vizcaya Argentaria/New York NY	7,356
BP Capital Markets	92,444
BPCE	66,462
Central American Bank	576
Commonwealth Bank of Australia	93,581
Credit Agricole NA	154
Danske Corp	230,223
Electricite De France	381,229
European Investment Bank	512,954
Gdz Suez	79,186
Golden Funding Corp	5,451
Ing (US) Funding LLC	24
Natexis Banques	59,201
Nationwide Building	369,079
Natixis NY	28,800

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  163

Portfolio of Investments (continued)

VP – AllianceBernstein International Value Fund

Notes to Portfolio of Investments (continued)

Barclays Capital (0.300%) (continued)
Security description	Value
Natixis US Finance Co	$480
Prudential PLC	111,342
Silver Tower US Fund	1,440
Skandin Ens Banken	14,411
Societe Gen No Amer	239,878
Societe Generale NY	3,120
UBS Ag Stamford	240

Total market value of collateral securities	$3,150,000

Cantor Fitzgerald & Co. (0.400%)
Security description	Value
Fannie Mae Interest Strip	$320,311
Fannie Mae Pool	874,788
Fannie Mae Principal Strip	10,461
Fannie Mae REMICS	586,397
Federal Farm Credit Bank	545,370
Federal Home Loan Banks	977,074
Federal Home Loan Mortgage Corp	73,306
Federal National Mortgage Association	847,192
FHLMC Structured Pass Through Securities	346,798
Freddie Mac Non Gold Pool	839,719
Freddie Mac Reference REMIC	5,651
Freddie Mac REMICS	515,393
Freddie Mac Strips	151,984
Ginnie Mae I Pool	98,236
Ginnie Mae II Pool	544,541
Government National Mortgage Association	219,090
United States Treasury Inflation Indexed Bonds	30,114
United States Treasury Note/Bond	2,393,049
United States Treasury Strip Coupon	715,272
United States Treasury Strip Principal	105,254

Total market value of collateral securities	$10,200,000

Citigroup Global Markets, Inc. (0.160%)
Security description	Value
Fannie Mae Benchmark REMIC	$9,936
Fannie Mae REMICS	671,997
Fannie Mae Whole Loan	17,095
Fannie Mae-Aces	1,305
Freddie Mac Reference REMIC	46,564
Freddie Mac REMICS	1,026,652
Government National Mortgage Association	266,451

Total market value of collateral securities	$2,040,000

Goldman Sachs & Co. (0.170%)
Security description	Value
Government National Mortgage Association	$5,024,086

Total market value of collateral securities	$5,024,086

See accompanying Notes to Financial Statements.

164  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Mizuho Securities USA, Inc. (0.500%)
Security description	Value
Fannie Mae Grantor Trust	$4,938
Fannie Mae Pool	4,149,551
Fannie Mae REMICS	428,238
Fannie Mae Whole Loan	11,634
Federal Farm Credit Bank	6,664
Federal Home Loan Banks	172,904
Federal Home Loan Mortgage Corp	26,630
FHLMC Structured Pass Through Securities	25,222
Freddie Mac Gold Pool	2,174,343
Freddie Mac Non Gold Pool	257,995
Freddie Mac REMICS	479,399
Ginnie Mae II Pool	351,038
Government National Mortgage Association	651,145
United States Treasury Note/Bond	1,460,299

Total market value of collateral securities	$10,200,000

Nomura Securities (0.500%)
Security description	Value
Fannie Mae Pool	$2,283,415
Freddie Mac Gold Pool	2,816,585

Total market value of collateral securities	$5,100,000

Pershing LLC (0.450%)
Security description	Value
Fannie Mae Pool	$5,193,059
Fannie Mae REMICS	1,170,920
Freddie Mac Gold Pool	444,184
Freddie Mac REMICS	1,545,473
Ginnie Mae I Pool	395,584
Government National Mortgage Association	1,450,780

Total market value of collateral securities	$10,200,000

Abbreviation Legend

ADR	American Depositary Receipt
Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	European Monetary Unit
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  165

Portfolio of Investments (continued)

VP – AllianceBernstein International Value Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See accompanying Notes to Financial Statements.

166  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Fair value at December 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$4,915,933	$157,901,082	$—	$162,817,015
Consumer Staples	—	73,649,124	—	73,649,124
Energy	34,513,526	114,945,465	—	149,458,991
Financials	14,860,528	250,594,025	—	265,454,553
Health Care	—	90,532,031	—	90,532,031
Industrials	—	132,485,238	—	132,485,238
Information Technology	—	47,825,274	—	47,825,274
Materials	29,841,178	119,769,164	—	149,610,342
Telecommunication Services	3,134,371	84,604,575	—	87,738,946
Utilities	—	53,070,062	—	53,070,062

Total Equity Securities	87,265,536	1,125,376,040	—	1,212,641,576

Other
Affiliated Money Market Fund(c)	33,511,746	—	—	33,511,746
Investments of Cash Collateral Received for Securities on Loan	—	65,921,154	—	65,921,154

Total Other	33,511,746	65,921,154	—	99,432,900

Investments in Securities	120,777,282	1,191,297,194	—	1,312,074,476
Derivatives(d)
Assets
Forward Foreign Currency Exchange Contracts	—	5,023,792	—	5,023,792
Liabilities
Futures Contracts	(277,409)	—	—	(277,409)
Forward Foreign Currency Exchange Contracts	—	(3,020,473)	—	(3,020,473)

Total	$120,499,873	$1,193,300,513	$—	$1,313,800,386

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2010.

(d)	Derivatives are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  167

Portfolio of Investments
VP – American Century Diversified Bond Fund
December 31, 2010
(Percentages represent value of investments compared to net assets)

	Coupon	Principal
Issuer	rate	amount	Value

Corporate Bonds & Notes (28.6%)
AEROSPACE & DEFENSE (0.2%)
L-3 Communications Corp.
01/15/15	5.875%	$2,000,000	$2,037,500
Lockheed Martin Corp. Senior Unsecured
11/15/39	5.500%	2,000,000	2,037,778
Northrop Grumman Corp. Senior Unsecured
08/01/14	3.700%	500,000	525,065

Total			4,600,343

AGENCIES (1.4%)
Ally Financial, Inc. FDIC Government Guaranty (a)
10/30/12	1.750%	10,000,000	10,177,120
General Electric Capital Corp. FDIC Government Guaranty (a)(b)
12/28/12	2.625%	10,000,000	10,363,749
JPMorgan Chase & Co. FDIC Government Guaranty (a)
06/15/12	2.200%	7,000,000	7,161,315

Total			27,702,184

AUTOMOTIVE (0.2%)
American Honda Finance Corp. Senior Unsecured (c)
09/21/15	2.500%	2,500,000	2,468,823
Nissan Motor Acceptance Corp. Senior Unsecured (c)
01/30/13	3.250%	1,000,000	1,020,404

Total			3,489,227

BANKING (5.9%)
American Express Centurion Bank
09/13/17	6.000%	3,000,000	3,343,206
Senior Unsecured
10/17/12	5.550%	1,000,000	1,069,618
American Express Co. Senior Unsecured (b)
05/20/14	7.250%	2,050,000	2,335,419
American Express Credit Corp. Senior Unsecured
09/15/15	2.750%	680,000	668,906
BB&T Corp. Senior Unsecured
04/30/14	5.700%	122,000	134,228
Bank of America Corp.
08/01/16	6.500%	5,500,000	5,968,012
Senior Unsecured
05/01/13	4.900%	1,960,000	2,043,516
04/01/15	4.500%	2,330,000	2,368,061
Bank of America Corp. (b) Senior Unsecured
07/01/20	5.625%	2,670,000	2,712,736
Bank of America NA Subordinated Notes
03/15/17	5.300%	2,000,000	2,026,866
Barclays Bank PLC Senior Unsecured (b)
09/22/16	5.000%	1,500,000	1,587,300
Capital One Bank USA NA Subordinated Notes
07/15/19	8.800%	1,000,000	1,230,039
Capital One Financial Corp. Senior Unsecured
02/21/12	4.800%	1,650,000	1,707,720
Citigroup, Inc. Senior Unsecured
12/13/13	6.000%	2,670,000	2,917,602
05/19/15	4.750%	2,000,000	2,094,194
05/15/18	6.125%	1,500,000	1,643,291
07/15/39	8.125%	750,000	954,103
Citigroup, Inc. (b) Senior Unsecured
01/15/15	6.010%	5,000,000	5,485,130
08/09/20	5.375%	870,000	903,936
Credit Suisse (b) Senior Unsecured
05/01/14	5.500%	1,560,000	1,710,777
03/23/15	3.500%	3,000,000	3,072,903
08/05/20	4.375%	2,260,000	2,218,866
Deutsche Bank AG Senior Unsecured
08/18/14	3.875%	2,000,000	2,099,508
Fifth Third Bancorp Senior Unsecured
05/01/13	6.250%	1,780,000	1,929,299
Goldman Sachs Group, Inc. (The) Senior Notes
08/01/15	3.700%	1,570,000	1,599,692
Senior Unsecured
01/15/15	5.125%	3,950,000	4,243,817
03/15/20	5.375%	4,300,000	4,443,452
Goldman Sachs Group, Inc. (The) (b) Senior Unsecured
02/15/19	7.500%	2,500,000	2,925,644
HSBC Bank PLC Senior Notes (c)
06/28/15	3.500%	890,000	908,543
HSBC Holdings PLC Subordinated Notes
06/01/38	6.800%	750,000	810,988
HSBC USA, Inc. Subordinated Notes (b)
09/27/20	5.000%	1,150,000	1,113,170
Huntington BancShares, Inc. Subordinated Notes (b)
12/15/20	7.000%	360,000	379,041
JPMorgan Chase & Co. Senior Unsecured
01/20/15	3.700%	6,000,000	6,209,328
10/02/17	6.400%	900,000	1,026,034
01/15/18	6.000%	2,200,000	2,456,841
JPMorgan Chase & Co. (b) Senior Unsecured
03/25/20	4.950%	2,900,000	2,977,053
KeyBank NA FDIC Government Guaranty (a)(b)
06/15/12	3.200%	7,500,000	7,780,342
Morgan Stanley Senior Unsecured
11/20/14	4.200%	1,500,000	1,532,453
04/28/15	6.000%	2,800,000	3,032,408
04/01/18	6.625%	2,930,000	3,178,373
09/23/19	5.625%	2,000,000	2,029,800
07/24/20	5.500%	1,280,000	1,293,151
National Australia Bank Ltd. (b)(c)
09/28/15	2.750%	900,000	886,176
PNC Bank NA Subordinated Notes (b)
12/07/17	6.000%	2,200,000	2,392,881
PNC Funding Corp. Bank Guaranteed
09/21/15	4.250%	500,000	524,829
Royal Bank of Scotland PLC (The) Bank Guaranteed (b)
09/21/15	3.950%	2,170,000	2,125,177
UBS AG
12/20/17	5.875%	2,500,000	2,749,565
Senior Unsecured
04/25/18	5.750%	500,000	543,366
US Bancorp Senior Unsecured (b)
06/14/13	2.000%	670,000	679,440
Wells Fargo & Co. Senior Unsecured
12/11/17	5.625%	3,000,000	3,321,549
Wells Fargo & Co. (b) Senior Notes
04/15/15	3.625%	3,000,000	3,110,829
Westpac Banking Corp. Senior Unsecured (b)
08/04/15	3.000%	1,050,000	1,055,311

Total			117,554,489

BROKERAGE (—%)
Jefferies Group, Inc. Senior Unsecured
07/15/19	8.500%	400,000	457,352
04/15/21	6.875%	500,000	519,636

Total			976,988

BUILDING MATERIALS (0.1%)
Owens Corning
12/01/16	6.500%	1,800,000	1,906,418

CHEMICALS (0.5%)
CF Industries, Inc.
05/01/18	6.875%	2,000,000	2,140,000
Dow Chemical Co. (The) Senior Unsecured
08/15/12	4.850%	500,000	527,090
02/15/15	5.900%	1,780,000	1,970,805
02/15/16	2.500%	670,000	643,501
05/15/19	8.550%	2,500,000	3,133,120
11/15/20	4.250%	1,080,000	1,034,530

See accompanying Notes to Financial Statements.

168  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Coupon	Principal
Issuer	rate	amount	Value

Corporate Bonds & Notes (continued)

CHEMICALS (CONT.)
Mosaic Co. (The) Senior Unsecured (c)
12/01/16	7.625%	$1,000,000	$1,076,020
PPG Industries, Inc. Senior Unsecured
11/15/40	5.500%	230,000	225,681

Total			10,750,747

CONSTRUCTION MACHINERY (0.1%)
Deere & Co. Senior Unsecured
10/16/29	5.375%	1,450,000	1,533,810
John Deere Capital Corp. Senior Unsecured
06/17/13	1.875%	1,000,000	1,011,740

Total			2,545,550

CONSUMER CYCLICAL SERVICES (0.1%)
Corrections Corp. of America (b)
06/01/17	7.750%	2,750,000	2,918,438

CONSUMER PRODUCTS (0.2%)
Hasbro, Inc. Senior Unsecured
03/15/40	6.350%	1,000,000	1,011,883
Jarden Corp.
05/01/16	8.000%	2,000,000	2,177,500
11/15/22	6.125%	770,000	734,388
Kimberly-Clark Corp. Senior Unsecured
11/01/18	7.500%	400,000	501,186

Total			4,424,957

DIVERSIFIED MANUFACTURING (0.6%)
General Electric Co. Senior Unsecured
02/01/13	5.000%	3,000,000	3,206,833
12/06/17	5.250%	2,300,000	2,484,216
Honeywell International, Inc. Senior Unsecured
03/01/18	5.300%	1,365,000	1,519,003
United Technologies Corp. Senior Unsecured
02/01/19	6.125%	1,250,000	1,461,749
07/15/38	6.125%	720,000	829,056
04/15/40	5.700%	2,000,000	2,180,316

Total			11,681,173

ELECTRIC (1.5%)
AES Corp. (The) Senior Unsecured
10/15/17	8.000%	1,650,000	1,744,875
CMS Energy Corp. Senior Unsecured
06/15/19	8.750%	2,700,000	3,169,125
Cleveland Electric Illuminating Co. (The) Senior Unsecured
04/01/17	5.700%	571,000	610,976
Consolidated Edison Co. of New York, Inc. Senior Unsecured
07/01/12	5.625%	1,700,000	1,814,126
Dominion Resources, Inc. Senior Unsecured
06/15/18	6.400%	2,590,000	3,013,349
Duke Energy Carolinas LLC 1st Refunding Mortgage
11/15/18	7.000%	700,000	856,120
Duke Energy Corp. Senior Unsecured
09/15/14	3.950%	3,000,000	3,143,748
Edison International Senior Unsecured (b)
09/15/17	3.750%	1,200,000	1,191,528
Exelon Generation Co. LLC Senior Unsecured
10/01/19	5.200%	1,370,000	1,433,221
10/01/20	4.000%	930,000	870,329
FirstEnergy Solutions Corp.
08/15/21	6.050%	2,000,000	2,054,536
Florida Power Corp. 1st Mortgage
09/15/37	6.350%	1,000,000	1,147,254
Niagara Mohawk Power Corp. Senior Unsecured (c)
08/15/19	4.881%	700,000	743,317
Nisource Finance Corp. (b)
12/15/40	6.250%	770,000	782,765
PacifiCorp 1st Mortgage
01/15/39	6.000%	1,000,000	1,102,975
Pacific Gas & Electric Co. Senior Unsecured
03/01/14	4.800%	1,000,000	1,074,666
03/01/37	5.800%	4,300,000	4,557,235

Total			29,310,145

ENTERTAINMENT (0.6%)
Time Warner, Inc.
07/15/15	3.150%	1,530,000	1,548,745
05/01/32	7.700%	1,500,000	1,831,037
07/15/40	6.100%	1,060,000	1,112,243
Time Warner, Inc. (b)
03/15/20	4.875%	2,000,000	2,082,908
Viacom, Inc. Senior Unsecured (b)
04/30/16	6.250%	4,500,000	5,121,130
WMG Acquisition Corp. Senior Secured (b)
06/15/16	9.500%	1,050,000	1,126,125

Total			12,822,188

ENVIRONMENTAL (0.4%)
Republic Services, Inc.
09/15/19	5.500%	1,900,000	2,069,995
03/01/40	6.200%	1,000,000	1,083,969
Republic Services, Inc. (b)
03/01/20	5.000%	2,000,000	2,104,460
Waste Management, Inc.
06/30/20	4.750%	2,000,000	2,050,662

Total			7,309,086

FOOD AND BEVERAGE (1.3%)
Anheuser-Busch InBev Worldwide, Inc.
10/15/12	3.000%	2,000,000	2,063,624
Anheuser-Busch InBev Worldwide, Inc. (c)
11/15/14	5.375%	400,000	440,701
01/15/19	7.750%	1,900,000	2,364,261
11/15/19	6.875%	3,000,000	3,576,072
General Mills, Inc. Senior Unsecured
08/15/13	5.250%	3,000,000	3,297,489
Kellogg Co. Senior Unsecured
05/30/16	4.450%	1,000,000	1,076,367
Kraft Foods, Inc. Senior Unsecured
02/10/20	5.375%	4,750,000	5,112,278
02/09/40	6.500%	1,475,000	1,643,084
Mead Johnson Nutrition Co. Senior Unsecured
11/01/14	3.500%	1,500,000	1,542,192
11/01/39	5.900%	1,000,000	1,035,271
PepsiCo., Inc. Senior Unsecured
11/01/40	4.875%	450,000	436,654
Ralcorp Holdings, Inc. Senior Secured
08/15/39	6.625%	1,300,000	1,346,770
SABMiller PLC Senior Unsecured (c)
08/15/13	5.500%	830,000	900,880
Tyson Foods, Inc. (d)
04/01/16	7.350%	1,000,000	1,096,875

Total			25,932,518

GAMING (0.1%)
International Game Technology Senior Unsecured
06/15/20	5.500%	1,000,000	1,005,814

GAS DISTRIBUTORS (0.2%)
Sempra Energy Senior Unsecured
06/01/16	6.500%	1,675,000	1,944,524
02/15/19	9.800%	1,000,000	1,344,357

Total			3,288,881

GAS PIPELINES (1.2%)
CenterPoint Energy Resources Corp. Senior Unsecured
02/01/37	6.250%	255,000	266,756
El Paso Corp. Senior Unsecured (b)
06/01/18	7.250%	2,500,000	2,650,000
Enbridge Energy Partners LP Senior Unsecured
09/15/40	5.500%	1,200,000	1,140,887
Enbridge Energy Partners LP (b) Senior Unsecured
03/15/20	5.200%	2,000,000	2,096,194
Enterprise Products Operating LLC
06/01/15	3.700%	1,000,000	1,031,568
09/01/20	5.200%	4,340,000	4,496,340
Kinder Morgan Energy Partners LP Senior Unsecured
02/15/20	6.850%	2,000,000	2,291,568
09/01/39	6.500%	1,200,000	1,239,642

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  169

Portfolio of Investments (continued)  VP – American Century Diversified Bond Fund

	Coupon	Principal
Issuer	rate	amount	Value

Corporate Bonds & Notes (continued)

GAS PIPELINES (CONT.)
Kinder Morgan Energy Partners LP (b) Senior Unsecured
09/15/20	5.300%	$1,050,000	$1,090,230
Magellan Midstream Partners LP Senior Unsecured
07/15/19	6.550%	1,000,000	1,140,007
Plains All American Pipeline LP/Finance Corp.
09/01/12	4.250%	800,000	834,237
05/01/19	8.750%	2,000,000	2,481,990
Plains All American Pipeline LP/Finance Corp. (b)
09/15/15	3.950%	580,000	599,301
TransCanada PipeLines Ltd. Senior Unsecured (b)
10/01/20	3.800%	820,000	800,178
Williams Partners LP Senior Unsecured
11/15/20	4.125%	820,000	776,695
Williams Partners LP (b) Senior Unsecured
02/15/15	3.800%	250,000	258,351

Total			23,193,944

HEALTH CARE (0.9%)
Baxter International, Inc. Senior Unsecured
09/01/16	5.900%	500,000	579,607
Bio-Rad Laboratories, Inc. Senior Unsecured
12/15/20	4.875%	770,000	747,653
Boston Scientific Corp. Senior Unsecured
01/15/15	4.500%	1,000,000	1,021,019
CareFusion Corp. Senior Unsecured
08/01/12	4.125%	1,350,000	1,406,527
Covidien International Finance SA
06/15/13	1.875%	2,000,000	2,019,584
Express Scripts, Inc.
06/15/12	5.250%	2,500,000	2,638,637
06/15/19	7.250%	3,323,000	3,923,899
HCA, Inc. Senior Secured
02/15/20	7.875%	2,000,000	2,140,000
Medco Health Solutions, Inc. Senior Unsecured
08/15/13	7.250%	2,269,000	2,577,262
09/15/20	4.125%	1,500,000	1,450,395

Total			18,504,583

HEALTHCARE INSURANCE (—%)
WellPoint, Inc. Senior Unsecured (b)
08/15/40	5.800%	500,000	509,238

HOME CONSTRUCTION (0.1%)
Toll Brothers Finance Corp.
11/01/19	6.750%	500,000	525,336
Toll Brothers Finance Corp. (b)
11/15/12	6.875%	450,000	476,651

Total			1,001,987

INDEPENDENT ENERGY (0.8%)
Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	2,000,000	2,148,578
09/15/36	6.450%	1,460,000	1,456,188
Apache Corp. Senior Unsecured
09/01/40	5.100%	1,000,000	966,803
Apache Corp. (b) Senior Unsecured
02/01/42	5.250%	640,000	632,788
Chesapeake Energy Corp.
07/15/13	7.625%	970,000	1,051,237
EOG Resources, Inc. Senior Unsecured
06/01/19	5.625%	750,000	828,187
Newfield Exploration Co. Senior Subordinated Notes (b)
02/01/20	6.875%	1,760,000	1,852,400
Nexen, Inc. Senior Unsecured (b)
07/30/19	6.200%	3,000,000	3,230,325
Talisman Energy, Inc. Senior Unsecured
06/01/19	7.750%	2,600,000	3,209,835

Total			15,376,341

INTEGRATED ENERGY (0.7%)
BP Capital Markets PLC
10/01/20	4.500%	910,000	907,806
Cenovus Energy, Inc. Senior Unsecured
09/15/14	4.500%	1,000,000	1,071,554
ConocoPhillips
02/01/19	5.750%	4,000,000	4,558,456
Hess Corp. Senior Unsecured (b)
01/15/40	6.000%	940,000	985,273
Shell International Finance BV
09/22/15	3.250%	1,225,000	1,258,379
Shell International Finance BV (b)
06/28/15	3.100%	3,000,000	3,080,847
Suncor Energy, Inc. Senior Unsecured
06/01/18	6.100%	1,753,000	2,015,571

Total			13,877,886

LIFE INSURANCE (0.5%)
Hartford Financial Services Group, Inc. Senior Unsecured
03/30/15	4.000%	800,000	802,173
Hartford Financial Services Group, Inc. (b) Senior Unsecured
03/30/20	5.500%	1,000,000	1,014,416
Lincoln National Corp. Senior Unsecured (b)
02/15/20	6.250%	1,435,000	1,565,272
MetLife, Inc. Senior Unsecured (b)
06/01/16	6.750%	1,500,000	1,739,945
Prudential Financial, Inc.
11/15/40	6.200%	510,000	539,504
Senior Unsecured
09/17/12	3.625%	750,000	778,361
06/15/19	7.375%	2,500,000	2,947,597

Total			9,387,268

LODGING (0.1%)
Wyndham Worldwide Corp. Senior Unsecured
02/01/18	5.750%	1,400,000	1,423,570

MEDIA CABLE (1.1%)
CSC Holdings LLC Senior Unsecured
04/15/12	6.750%	300,000	311,625
Comcast Corp.
05/15/18	5.700%	500,000	550,263
Comcast Corp. (b)
03/01/20	5.150%	5,000,000	5,251,720
DIRECTV Holdings LLC/Financing Co., Inc.
10/01/14	4.750%	1,500,000	1,598,637
DIRECTV Holdings LLC
03/15/15	3.550%	3,000,000	3,047,769
DISH DBS Corp. (b)
10/01/13	7.000%	650,000	693,875
Time Warner Cable, Inc.
07/02/12	5.400%	2,200,000	2,335,588
07/01/18	6.750%	4,200,000	4,895,852
Virgin Media Secured Finance PLC Senior Secured
01/15/18	6.500%	2,480,000	2,610,200

Total			21,295,529

MEDIA NON-CABLE (0.7%)
CBS Corp.
02/15/21	4.300%	360,000	339,993
05/15/33	5.500%	750,000	689,426
CBS Corp. (b)
04/15/20	5.750%	2,750,000	2,922,323
Interpublic Group of Companies, Inc. (The) Senior Unsecured
07/15/17	10.000%	1,500,000	1,755,000
Lamar Media Corp.
04/01/14	9.750%	1,500,000	1,725,000
NBC Universal, Inc. (c) Senior Unsecured
04/30/20	5.150%	920,000	953,694
04/01/21	4.375%	2,420,000	2,348,869
04/01/41	5.950%	600,000	599,939
News America, Inc.
08/15/39	6.900%	1,590,000	1,820,420
Omnicom Group, Inc. Senior Unsecured
08/15/20	4.450%	1,500,000	1,467,793

Total			14,622,457

METALS (0.7%)
Alcoa, Inc. Senior Unsecured (b)
08/15/20	6.150%	1,000,000	1,026,901
Anglo American Capital PLC (b)(c)
04/08/19	9.375%	1,000,000	1,345,135

See accompanying Notes to Financial Statements.

170  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Coupon	Principal
Issuer	rate	amount	Value

Corporate Bonds & Notes (continued)

METALS (CONT.)
AngloGold Ashanti Holdings PLC
04/15/20	5.375%	$1,075,000	$1,118,000
ArcelorMittal (b) Senior Unsecured
06/01/19	9.850%	1,480,000	1,870,454
08/05/20	5.250%	1,000,000	988,623
Freeport-McMoRan Copper & Gold, Inc. Senior Unsecured
04/01/17	8.375%	1,500,000	1,659,375
Newmont Mining Corp.
10/01/39	6.250%	2,000,000	2,174,608
Peabody Energy Corp.
09/15/20	6.500%	1,000,000	1,067,500
Rio Tinto Finance USA Ltd. (b)
05/01/19	9.000%	750,000	1,007,284
11/02/20	3.500%	680,000	645,503
Vale Overseas Ltd. (b)
09/15/19	5.625%	1,100,000	1,171,611
09/15/20	4.625%	400,000	396,971

Total			14,471,965

NON CAPTIVE-CONSUMER (0.2%)
American International Group, Inc. Senior Unsecured
01/16/18	5.850%	830,000	855,848
08/15/18	8.250%	450,000	518,430
HSBC Finance Corp. Senior Unsecured (b)
07/15/13	4.750%	600,000	632,804
SLM Corp. Senior Unsecured
01/15/13	5.375%	1,000,000	1,019,967
10/01/13	5.000%	700,000	701,810

Total			3,728,859

NON-CAPTIVE DIVERSIFIED (0.8%)
Ford Motor Credit Co. LLC Senior Unsecured (b)
09/15/15	5.625%	1,310,000	1,356,480
General Electric Capital Corp. Senior Unsecured
11/09/15	2.250%	2,000,000	1,922,710
08/07/19	6.000%	2,300,000	2,558,960
09/16/20	4.375%	2,250,000	2,214,353
01/10/39	6.875%	750,000	866,745
General Electric Capital Corp. (b)
09/15/17	5.625%	2,000,000	2,193,000
Senior Unsecured
11/14/14	3.750%	4,000,000	4,134,876

Total			15,247,124

OIL FIELD SERVICES (0.1%)
Transocean, Inc.
11/15/20	6.500%	900,000	955,546
Weatherford International Ltd. (b)
03/01/19	9.625%	1,500,000	1,924,781

Total			2,880,327

PACKAGING (0.1%)
Ball Corp. (b)
09/15/20	6.750%	2,500,000	2,625,000

PAPER (0.2%)
Georgia-Pacific LLC (c)
11/01/20	5.400%	2,000,000	1,977,358
International Paper Co. Senior Unsecured
05/15/19	9.375%	950,000	1,221,974
11/15/39	7.300%	1,300,000	1,481,276

Total			4,680,608

PHARMACEUTICALS (0.9%)
Abbott Laboratories (b) Senior Unsecured
05/27/20	4.125%	2,800,000	2,846,847
05/27/40	5.300%	1,470,000	1,509,902
Amgen, Inc. Senior Unsecured
06/01/17	5.850%	950,000	1,084,423
Amgen, Inc. (b) Senior Unsecured
10/01/20	3.450%	960,000	914,724
GlaxoSmithKline Capital, Inc.
05/15/13	4.850%	700,000	760,058
Pfizer, Inc. Senior Unsecured
03/15/39	7.200%	1,400,000	1,807,358
Roche Holdings, Inc. (c)
03/01/19	6.000%	3,500,000	4,069,937
Teva Pharmaceutical Finance III LLC
06/15/12	1.500%	3,000,000	3,027,585
Watson Pharmaceuticals, Inc. Senior Unsecured
08/15/14	5.000%	1,762,000	1,893,598

Total			17,914,432

PROPERTY & CASUALTY (0.3%)
Allstate Corp. (The) Senior Unsecured (b)
05/16/19	7.450%	3,000,000	3,640,953
CNA Financial Corp. Senior Unsecured
08/15/20	5.875%	700,000	696,971
Travelers Companies, Inc. (The) Senior Unsecured
06/02/19	5.900%	1,250,000	1,408,167
11/01/20	3.900%	530,000	514,862

Total			6,260,953

RAILROADS (0.2%)
Burlington Northern Santa Fe LLC Senior Unsecured
03/01/41	5.050%	700,000	650,926
CSX Corp. Senior Unsecured
03/15/13	5.750%	1,000,000	1,090,335
Norfolk Southern Corp. Senior Unsecured
04/01/18	5.750%	1,200,000	1,355,065
Union Pacific Corp. Senior Unsecured
02/15/14	5.125%	1,000,000	1,079,184

Total			4,175,510

REFINING (0.2%)
Motiva Enterprises LLC (c)
01/15/20	5.750%	990,000	1,110,494
Valero Energy Corp. Senior Unsecured (b)
02/01/15	4.500%	1,970,000	2,048,891

Total			3,159,385

REITS (0.7%)
AMB Property LP
06/01/13	6.300%	1,100,000	1,187,887
12/01/19	6.625%	400,000	438,863
Boston Properties LP Senior Unsecured
05/15/21	4.125%	1,460,000	1,384,130
Digital Realty Trust LP
02/01/20	5.875%	1,000,000	1,017,353
Digital Realty Trust LP (c)
07/15/15	4.500%	1,000,000	1,006,159
ERP Operating LP Senior Unsecured
07/15/20	4.750%	1,050,000	1,058,247
Host Hotels & Resorts, Inc. (c)
11/01/20	6.000%	1,600,000	1,576,000
Kimco Realty Corp. Senior Unsecured
10/01/19	6.875%	910,000	1,029,486
ProLogis Senior Unsecured
03/15/20	6.875%	40,000	42,469
Reckson Operating Partnership LP Senior Unsecured (b)
03/15/20	7.750%	1,000,000	1,070,000
Simon Property Group LP Senior Unsecured (b)
02/01/20	5.650%	3,900,000	4,218,762

Total			14,029,356

RESTAURANTS (0.1%)
McDonald’s Corp. Senior Unsecured
03/01/18	5.350%	700,000	785,408
Yum! Brands, Inc. Senior Unsecured
09/15/19	5.300%	1,718,000	1,819,652

Total			2,605,060

RETAILERS (0.9%)
CVS Caremark Corp. Senior Unsecured (b)
03/15/19	6.600%	3,500,000	4,098,041
Home Depot, Inc. Senior Unsecured (b)
03/01/16	5.400%	3,230,000	3,619,554
Limited Brands, Inc. Senior Unsecured (b)
07/15/17	6.900%	1,400,000	1,487,500
Lowe’s Companies, Inc. Senior Unsecured
04/15/16	2.125%	1,100,000	1,075,755
Macy’s Retail Holdings, Inc.
03/15/12	5.350%	1,000,000	1,032,500
Macy’s Retail Holdings, Inc. (b)
12/01/16	5.900%	1,030,000	1,099,525

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  171

Portfolio of Investments (continued)  VP – American Century Diversified Bond Fund

	Coupon	Principal
Issuer	rate	amount	Value

Corporate Bonds & Notes (continued)

RETAILERS (CONT.)
Staples, Inc.
01/15/14	9.750%	$800,000	$969,481
Wal-Mart Stores, Inc.
04/01/40	5.625%	3,500,000	3,727,451
Wal-Mart Stores, Inc. (b) Senior Unsecured
10/25/40	5.000%	1,000,000	971,265

Total			18,081,072

SUPERMARKETS (0.4%)
Delhaize Group SA
06/15/17	6.500%	1,867,000	2,116,567
Kroger Co. (The)
06/15/12	6.200%	1,343,000	1,440,443
Kroger Co. (The) (b)
08/15/17	6.400%	1,600,000	1,837,056
Safeway, Inc. Senior Unsecured
08/15/12	5.800%	2,000,000	2,152,442

Total			7,546,508

TECHNOLOGY (0.7%)
Cisco Systems, Inc. Senior Unsecured (b)
02/15/39	5.900%	1,900,000	2,104,260
Intuit, Inc. Senior Unsecured
03/15/17	5.750%	1,000,000	1,090,195
Jabil Circuit, Inc. Senior Unsecured
07/15/16	7.750%	1,610,000	1,807,225
12/15/20	5.625%	1,200,000	1,179,000
Oracle Corp. Senior Unsecured
01/15/16	5.250%	1,000,000	1,124,282
Oracle Corp. (c) Senior Notes
07/15/40	5.375%	3,800,000	3,840,365
Xerox Corp. Senior Unsecured
02/15/15	4.250%	2,850,000	2,982,137
Xerox Corp. (b) Senior Unsecured
05/15/18	6.350%	750,000	845,433

Total			14,972,897

TEXTILE (0.1%)
Hanesbrands, Inc. (b)(c)
12/15/20	6.375%	1,540,000	1,463,000

TOBACCO (0.2%)
Altria Group, Inc.
02/06/39	10.200%	1,000,000	1,445,285
Altria Group, Inc. (b)
08/06/19	9.250%	1,525,000	1,990,186

Total			3,435,471

WIRELESS (0.7%)
America Movil SAB de CV (b)
03/30/20	5.000%	2,000,000	2,078,896
American Tower Corp Senior Unsecured
04/01/15	4.625%	2,000,000	2,089,376
Cellco Partnership/Verizon Wireless Capital LLC Senior Unsecured
11/15/18	8.500%	3,400,000	4,449,070
Rogers Communications, Inc.
06/15/13	6.250%	750,000	833,747
SBA Telecommunications, Inc.
08/15/19	8.250%	2,000,000	2,185,000
Vodafone Group PLC Senior Unsecured (b)
12/16/13	5.000%	2,800,000	3,048,035

Total			14,684,124

WIRELINES (1.6%)
AT&T, Inc. Senior Unsecured
11/15/13	6.700%	1,000,000	1,136,170
09/15/14	5.100%	1,000,000	1,094,097
02/15/39	6.550%	4,100,000	4,462,661
British Telecommunications PLC Senior Unsecured
01/15/13	5.150%	1,000,000	1,064,653
01/15/18	5.950%	1,400,000	1,532,328
CenturyLink, Inc. Senior Unsecured
09/15/39	7.600%	1,000,000	1,007,897
Deutsche Telekom International Finance BV
07/22/13	5.250%	4,000,000	4,338,326
France Telecom SA Senior Unsecured
07/08/14	4.375%	1,300,000	1,389,014
Frontier Communications Corp. Senior Unsecured (b)
04/15/20	8.500%	2,180,000	2,381,650
Qwest Corp. Senior Unsecured (d)
03/15/12	8.875%	1,250,000	1,351,562
Telecom Italia Capital SA
06/04/18	6.999%	2,950,000	3,123,540
Telefonica Emisiones SAU
07/15/19	5.877%	1,200,000	1,226,104
Verizon Communications, Inc. Senior Unsecured
04/01/39	7.350%	1,520,000	1,869,568
Verizon Communications, Inc. (b) Senior Unsecured
04/01/19	6.350%	2,500,000	2,885,385
Windstream Corp.
11/01/17	7.875%	2,300,000	2,417,875

Total			31,280,830

Total Corporate Bonds & Notes
(Cost: $561,965,404)			$570,654,430

Residential Mortgage-Backed Securities — Agency (23.1%)

Federal Home Loan Mortgage Corp. (e)
11/01/22-06/01/33	5.000%	$13,780,012	$14,553,277
03/01/34-08/01/38	5.500%	26,733,770	28,687,435
CMO Series 2702 Class AB
07/15/27	4.500%	2,863,438	2,885,126
Federal National Mortgage Association (e)
10/01/40	4.000%	13,544,971	13,504,964
07/01/33-11/01/40	4.500%	54,986,143	56,735,187
11/01/33-02/01/39	5.000%	80,850,037	85,442,831
04/01/33-08/01/37	5.500%	67,951,063	73,237,324
08/01/34-11/01/34	6.000%	14,195,947	15,599,287
Federal National Mortgage Association (e)(f)
09/01/37-01/01/41	6.000%	21,403,812	23,279,145
01/01/41	6.500%	7,000,000	7,778,750
Government National Mortgage Association (b)(e)
05/15/40	4.500%	18,592,192	19,432,589
Government National Mortgage Association (e)
11/20/40	4.000%	32,943,817	33,212,232
02/15/40-04/15/40	4.500%	26,742,189	27,950,980
07/20/39-10/20/40	5.000%	56,531,311	60,166,849

Total Residential Mortgage-Backed Securities — Agency
(Cost: $463,336,707)			$462,465,976

Residential Mortgage-Backed Securities — Non-Agency (3.3%)

Banc of America Mortgage Securities, Inc. CMO Series 2004-7 Class 7A1 (e)
08/25/19	5.000%	$1,658,223	$1,670,645
Chase Mortgage Financial Corp. CMO Series 2006-S4 Class A3 (e)
12/25/36	6.000%	2,826,614	2,741,464
CitiCorp Mortgage Securities, Inc. CMO Series 2003-6 Class 1A2 (e)
05/25/33	4.500%	1,921,785	1,966,526
Countrywide Home Loan Mortgage Pass-Through Trust (e) CMO Series 2003-35 Class 1A3
09/25/18	5.000%	3,062,315	3,161,865
CMO Series 2004-5 Class 2A4
05/25/34	5.500%	874,714	909,200
JP Morgan Mortgage Trust (d)(e) CMO Series 2005-A4 Class 2A1
07/25/35	2.905%	3,213,346	2,835,952
CMO Series 2005-S2 Class 3A1
02/25/32	6.715%	3,823,715	3,881,070
JP Morgan Mortgage Trust (e) CMO Series 2004-S2 Class 1A3
11/25/19	4.750%	2,663,414	2,694,309
Provident Funding Mortgage Loan Trust CMO Series 2005-1 Class 2A1 (d)(e)
05/25/35	2.901%	4,088,742	3,827,271

See accompanying Notes to Financial Statements.

172  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Coupon	Principal
Issuer	rate	amount	Value

Residential Mortgage-Backed Securities — Non-Agency (continued)
WaMu Mortgage Pass-Through Certificates (e) CMO Series 2003-S11 Class 3A5
11/25/33	5.950%	$1,951,875	$2,059,603
CMO Series 2003-S8 Class A2
09/25/18	5.000%	2,466,262	2,524,670
Wells Fargo Mortgage-Backed Securities Trust (d)(e) CMO Series 2004-A Class A1
02/25/34	4.842%	2,706,110	2,805,865
CMO Series 2005-AR2 Class 2A2
03/25/35	2.848%	4,104,602	3,822,381
CMO Series 2007-AR10 Class 1A1
01/25/38	6.198%	2,257,578	2,251,954
Wells Fargo Mortgage-Backed Securities Trust (e) CMO Series 2003-12 Class A1
11/25/18	4.750%	2,913,107	3,009,025
CMO Series 2003-17 Class 1A14
01/25/34	5.250%	3,284,434	3,391,208
CMO Series 2004-4 Class A9
05/25/34	5.500%	3,822,086	3,994,909
CMO Series 2005-2 Class 1A1
04/25/35	5.500%	4,472,897	4,509,489
CMO Series 2005-5 Class 1A1
05/25/20	5.000%	1,534,773	1,599,136
CMO Series 2006-10 Class A19
08/25/36	6.000%	3,011,772	2,956,135
CMO Series 2006-3 Class A9
03/25/36	5.500%	3,575,270	3,574,723
CMO Series 2006-9 Class 1A15
08/25/36	6.000%	2,677,125	2,663,035
CMO Series 2007-3 Class 3A1
04/25/22	5.500%	3,758,802	3,880,049

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $65,679,968)			$66,730,484

Commercial Mortgage-Backed Securities (6.4%)

Banc of America Commercial Mortgage, Inc. (e) Series 2004-6 Class A3
12/10/42	4.512%	$10,000,000	$10,252,414
Series 2005-1 Class A3
11/10/42	4.877%	1,020,193	1,025,358
Bank of America-First Union NB Commercial Mortgage Series 2001-3 Class A2 (e)
04/11/37	5.464%	3,714,100	3,762,550
GMAC Commercial Mortgage Securities, Inc. Series 2003-C3 Class A3 (e)
04/10/40	4.646%	1,207,074	1,253,376
GS Mortgage Securities Corp. II (e) Series 2004-GG2 Class A6
08/01/38	5.396%	3,900,000	4,182,277
Series 2005-GG4 Class A4
07/10/39	4.761%	7,750,000	7,992,755
Series 2005-GG4 Class A4A
07/10/39	4.751%	3,705,000	3,907,110
Greenwich Capital Commercial Funding Corp. (e) Series 2005-GG3 Class A3
08/10/42	4.569%	4,700,000	4,807,927
Series 2005-GG3 Class A4
08/10/42	4.799%	3,500,000	3,694,678
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2001-B2 Class A3 (e)
04/15/35	6.429%	3,950,588	4,003,919
LB-UBS Commercial Mortgage Trust (e) Series 2003-C7 Class A3
09/15/27	4.559%	7,975,000	7,965,031
Series 2004-C1 Class A4
01/15/31	4.568%	10,800,000	11,272,500
Series 2004-C7 Class A5
10/15/29	4.628%	5,141,000	5,335,375
Series 2005-C2 Class A4
04/15/30	4.998%	3,000,000	3,087,949
Series 2005-C3 Class A3
07/15/30	4.647%	3,055,000	3,106,364
Series 2005-C3 Class AM
07/15/40	4.794%	925,000	943,162
Series 2005-C5 Class AM
09/15/40	5.017%	3,500,000	3,586,081
Morgan Stanley Capital I Series 2005-HQ6 Class A2A (e)
08/13/42	4.882%	3,062,497	3,105,707
Morgan Stanley Dean Witter Capital I Series 2001-TOP5 Class A4 (e)
10/15/35	6.390%	16,442,821	16,926,569
PNC Mortgage Acceptance Corp. Series 2001-C1 Class A2 (e)
03/12/34	6.360%	907,511	908,038
Wachovia Bank Commercial Mortgage Trust (d)(e) Series 2006-C23 Class A4
01/15/45	5.418%	6,000,000	6,429,473
Wachovia Bank Commercial Mortgage Trust (e) Series 2003-C3 Class A2
02/15/35	4.867%	3,800,000	3,985,725
Series 2004-C11 Class A4
01/15/41	5.030%	1,665,500	1,710,438
Series 2004-C15 Class A3
10/15/41	4.502%	2,200,000	2,268,283
Series 2005-C20 Class A5
07/15/42	5.087%	4,000,000	4,083,840
Series 2005-C20 Class A6A
07/15/42	5.110%	6,962,000	7,260,586

Total Commercial Mortgage-Backed Securities
(Cost: $126,221,920)			$126,857,485

U.S. Treasury Obligations (26.4%)

U.S. Treasury
11/30/11	0.750%	$36,000,000	$36,142,020
12/31/15	2.125%	8,245,000	8,288,797
11/15/27	6.125%	22,000,000	27,637,500
U.S. Treasury (b)
01/31/12	0.875%	35,000,000	35,195,510
04/30/12	1.000%	80,000,000	80,647,200
05/15/13	1.375%	115,000,000	116,653,700
08/31/15	1.250%	16,000,000	15,561,248
09/30/15	1.250%	39,000,000	37,839,126
12/31/16	3.250%	93,400,000	97,836,500
08/15/20	2.625%	24,971,000	23,673,682
02/15/40	4.625%	8,000,000	8,380,000
05/15/40	4.375%	29,000,000	29,140,360
04/30/15	2.500%	11,000,000	11,372,108

Total U.S. Treasury Obligations
(Cost: $530,130,643)			$528,367,751

U.S. Government Agency Obligations (1.6%)

Federal Home Loan Mortgage Corp.
06/13/18	4.875%	$5,500,000	$6,139,505
Federal Home Loan Mortgage Corp. (b)
09/10/15	1.750%	10,000,000	9,829,270
Federal National Mortgage Association (b)
02/13/17	5.000%	7,000,000	7,898,604
11/15/30	6.625%	6,500,000	8,201,498

Total U.S. Government Agency Obligations
(Cost: $32,188,504)			$32,068,877

Foreign Government Obligations (3.3%)
BRAZIL (0.4%)
Brazilian Government International Bond Senior Unsecured
01/15/19	5.875%	$5,000,000	$5,550,000
01/22/21	4.875%	1,500,000	1,532,062
01/07/41	5.625%	1,150,000	1,127,000
Petrobras International Finance Co.
01/20/20	5.750%	900,000	933,811

Total			9,142,873

CANADA (0.1%)
Province of Ontario Senior Unsecured
04/27/16	5.450%	1,450,000	1,649,005

GERMANY (2.2%)
Bundesrepublik Deutschland
07/04/19	3.500%	29,610,000	41,556,638
Kreditanstalt fuer Wiederaufbau Government Guaranteed (b)
10/15/14	4.125%	2,290,000	2,489,905

Total			44,046,543

ITALY (0.1%)
Republic of Italy Senior Unsecured (b)
01/26/15	3.125%	2,400,000	2,341,243

KOREA (0.1%)
Korea Development Bank Senior Unsecured
03/09/16	3.250%	1,150,000	1,126,339

MEXICO (0.4%)
Mexico Government International Bond
03/19/19	5.950%	4,720,000	5,262,800
Senior Unsecured
01/15/17	5.625%	925,000	1,023,050

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  173

Portfolio of Investments (continued)  VP – American Century Diversified Bond Fund

	Coupon	Principal
Issuer	rate	amount	Value

Foreign Government Obligations (continued)

MEXICO (CONT.)
Pemex Project Funding Master Trust (b)
03/05/20	6.000%	$1,635,000	$1,733,100

Total			8,018,950

POLAND (—%)
Poland Government International Bond Senior Unsecured
07/16/15	3.875%	530,000	538,613

Total Foreign Government Obligations
(Cost: $66,918,074)			$66,863,566

Municipal Bonds (2.7%)

Bay Area Toll Authority Revenue Bonds Build America Bonds Series 2010-S1
04/01/40	6.918%	$2,750,000	$2,752,337
City of New York Unlimited General Obligation Bonds Build America Bonds Series 2010
06/01/40	5.846%	2,000,000	1,940,920
Taxable Build America Bonds Series 2010F-1
12/01/37	6.271%	1,905,000	2,004,936
Kentucky Turnpike Authority Revenue Bonds Build America Bonds Series 2010B
07/01/30	5.722%	2,050,000	2,043,604
Los Angeles Community College District Unlimited General Obligation Bonds Build America Bonds Series 2010
08/01/49	6.750%	1,550,000	1,605,350
Maryland State Transportation Authority Revenue Bonds Taxable Build America Bonds Series 2010
07/01/41	5.754%	300,000	307,164
Metropolitan Atlanta Rapid Transit Authority Refunding Revenue Bonds Series 2007A FGIC/NPFGC
07/01/32	5.250%	13,980,000	14,779,237
Metropolitan Transportation Authority Revenue Bonds Taxable Build America Bonds Series 2010
11/15/40	6.814%	1,500,000	1,555,515
11/15/40	6.687%	1,500,000	1,514,820
Missouri Highway & Transportation Commission Revenue Bonds Build America Bonds Series 2009
05/01/33	5.445%	1,000,000	992,890
Municipal Electric Authority of Georgia Revenue Bonds Taxable Build America Bonds Series 2010
04/01/57	6.637%	1,695,000	1,662,981
New Jersey State Turnpike Authority Revenue Bonds Taxable Build America Bonds Series 2009
01/01/40	7.414%	775,000	854,965
Series 2010A
01/01/41	7.102%	710,000	773,091
New York City Municipal Water Finance Authority Revenue Bonds Build America Bonds Series 2010
06/15/42	5.724%	2,000,000	1,998,200
New York State Dormitory Authority Revenue Bonds Build America Bonds Series 2010
03/15/40	5.600%	1,000,000	963,750
Ohio State Water Development Authority Revenue Bonds Taxable Loan Fund-Water Quality Series 2010B-2
12/01/34	4.879%	1,160,000	1,103,798
Sacramento Municipal Utility District Revenue Bonds Build America Bonds Series 2010
05/15/36	6.156%	1,800,000	1,749,474
San Francisco City & County Public Utilities Commission Revenue Bonds Build America Bonds Series 2010
11/01/40	6.000%	1,500,000	1,420,470
Santa Clara Valley Transportation Authority Revenue Bonds Build America Bonds Series 2010
04/01/32	5.876%	1,740,000	1,696,761
State of California Unlimited General Obligation Bonds Build America Bonds Series 2009
10/01/39	7.300%	1,000,000	1,014,350
Series 2010
11/01/40	7.600%	1,190,000	1,246,406
State of Illinois Build America Bonds Series 2010
07/01/35	7.350%	920,000	902,612
Unlimited General Obligation Bonds Taxable Pension Bonds Series 2003
06/01/33	5.100%	2,000,000	1,505,000
State of Washington Unlimited General Obligation Bonds Build America Bonds Series 2010
08/01/40	5.140%	3,000,000	2,902,470
University of California Revenue Bonds Build America Bonds Series 2010
05/15/48	6.548%	1,855,000	1,823,187
University of Texas Revenue Bonds Build America Bonds Series 2010D
08/15/42	5.134%	2,000,000	1,961,240

Total Municipal Bonds
(Cost: $54,843,951)			$53,075,528

	Shares	Value

Money Market Fund (5.4%)

Columbia Short-Term Cash Fund, 0.229% (g)(h)	108,114,030	$108,114,030

Total Money Market Fund
(Cost: $108,114,030)		$108,114,030

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (20.8%)

Asset-Backed Commercial Paper (1.6%)
Antalis US Funding Corp.
01/10/11	0.360%	$9,998,900	$9,998,900
Belmont Funding LLC
01/18/11	0.500%	2,999,083	2,999,083
Rheingold Securitization
01/25/11	0.551%	9,985,945	9,985,945
Royal Park Investments Funding Corp.
03/25/11	0.501%	9,987,083	9,987,083

Total			32,971,011

Certificates of Deposit (11.2%)
Banque et Caisse d’Epargne de l’Etat
02/16/11	0.305%	9,992,212	9,992,212
02/22/11	0.300%	9,992,339	9,992,339
Barclays Bank PLC
02/23/11	0.425%	10,000,000	10,000,000
Caisse des Depots
02/23/11	0.340%	5,000,000	5,000,000
Clydesdale Bank PLC
01/21/11	0.370%	5,000,000	5,000,000
Credit Industrial et Commercial
02/23/11	0.380%	4,995,149	4,995,149
DZ Bank AG
01/18/11	0.345%	9,994,062	9,994,062
Development Bank of Singapore Ltd.
01/25/11	0.310%	10,000,000	10,000,000
02/09/11	0.300%	10,000,000	10,000,000
02/17/11	0.300%	1,000,000	1,000,000
Erste Bank der Oesterreichischen Sparkassen AG
01/18/11	0.430%	10,000,000	10,000,000
KBC Bank NV
01/20/11	0.450%	5,000,000	5,000,000
01/24/11	0.450%	18,000,000	18,000,000

See accompanying Notes to Financial Statements.

174  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (continued)

Certificates of Deposit (cont.)
La Banque Postale
02/17/11	0.365%	$10,000,000	$10,000,000
Landesbank Hessen Thuringen
01/03/11	0.300%	15,000,067	15,000,067
Mitsubishi UFJ Trust and Banking Corp.
02/22/11	0.320%	5,000,000	5,000,000
N.V. Bank Nederlandse Gemeenten
01/27/11	0.330%	15,000,000	15,000,000
Natixis
03/07/11	0.440%	12,000,000	12,000,000
Norinchukin Bank
01/25/11	0.330%	5,000,000	5,000,000
02/08/11	0.330%	3,000,000	3,000,000
02/14/11	0.330%	4,000,000	4,000,000
03/02/11	0.350%	6,100,152	6,100,152
Pohjola Bank PLC
03/14/11	0.610%	5,000,000	5,000,000
Societe Generale
02/17/11	0.310%	4,996,042	4,996,042
Sumitomo Mitsui Banking Corp.
01/12/11	0.300%	5,000,000	5,000,000
Sumitomo Trust & Banking Co., Ltd.
02/04/11	0.400%	5,000,000	5,000,000
02/18/11	0.345%	5,000,064	5,000,064
02/18/11	0.350%	5,000,000	5,000,000
United Overseas Bank Ltd.
02/22/11	0.340%	10,000,000	10,000,000

Total			224,070,087

Commercial Paper (1.3%)
Macquarie Bank Ltd.
02/09/11	0.375%	9,991,146	9,991,146
Suncorp Metway Ltd.
01/10/11	0.400%	14,994,500	14,994,500

Total			24,985,646

Repurchase Agreements (6.7%)
Barclays Capital, Inc. dated 10/13/10, matures 01/31/11, repurchase price $10,002,583 (i)
	0.300%	10,000,000	10,000,000
Cantor Fitzgerald & Co. dated 12/31/10, matures 01/03/11, repurchase price $20,000,667 (i)
	0.400%	20,000,000	20,000,000
Citigroup Global Markets, Inc. dated 12/31/10, matures 01/03/11, repurchase price $14,000,187 (i)
	0.160%	14,000,000	14,000,000
Goldman Sachs & Co. dated 12/31/10, matures 01/03/11, repurchase price $3,212,470 (i)
	0.170%	3,212,425	3,212,425
Merrill Lynch Government Securities Income dated 12/31/10, matures 01/03/11, repurchase price $2,000,042 (i)
	0.250%	2,000,000	2,000,000
Merrill Lynch Pierce Fenner & Smith, Inc. dated 12/31/10, matures 01/03/11, repurchase price $45,000,938 (i)
	0.250%	45,000,000	45,000,000
Mizuho Securities USA, Inc. dated 12/31/10, matures 01/03/11, repurchase price $20,000,833 (i)
	0.500%	20,000,000	20,000,000
Natixis Financial Products, Inc. dated 12/31/10, matures 01/03/11, repurchase price $5,000,146 (i)
	0.350%	5,000,000	5,000,000
Nomura Securities dated 12/31/10, matures 01/03/11, repurchase price $5,000,208 (i)
	0.500%	5,000,000	5,000,000
Pershing LLC dated 12/31/10, matures 01/03/11, repurchase price $5,000,188 (i)
	0.450%	5,000,000	5,000,000
RBS Securities, Inc. dated 08/18/10, matures 02/04/11, repurchase price $5,001,458 (i)
	0.300%	5,000,000	5,000,000

Total			134,212,425

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $416,239,169)			$416,239,169

Total Investments
(Cost: $2,425,638,370)			$2,431,437,296
Other Assets & Liabilities, Net			(432,714,918)

Net Assets			$1,998,722,378

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2010

		Currency to		Currency to		Unrealized	Unrealized
Counterparty	Exchange date	be delivered		be received		appreciation	depreciation
Barclays Bank PLC	January 28, 2011	32,984,698		45,678,843		$1,581,830	$—
		(EUR	)	(USD	)
Notes to Portfolio of Investments

(a)	This debt is guaranteed under the FDIC’s Temporary Liquidity Guarantee Program (TLGP) and is backed by the full faith and credit of the United States.

(b)	At December 31, 2010, security was partially or fully on loan.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $34,676,147 or 1.73% of net assets.

(d)	Variable rate security. The interest rate shown reflects the rate as of December 31, 2010.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  175

Portfolio of Investments (continued)  VP – American Century Diversified Bond Fund

Notes to Portfolio of Investments (continued)

(e)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(f)	Represents a security purchased on a when-issued or delayed delivery basis.

(g)	Investments in affiliates during the year ended December 31, 2010:

Dividends
			Sales cost/			or
	Beginning	Purchase	proceeds	Realized	Ending	interest
Issuer	cost	cost	from sales	gain/loss	cost	income	Value
Columbia Short-Term Cash Fund	$8,058	$2,192,470,892	$(2,084,364,920)	$—	$108,114,030	$215,466	$108,114,030

(h)	The rate shown is the seven-day current annualized yield at December 31, 2010.

(i)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.300%)
Security description	Value
Arabella Ltd	$50,397
Archer Daniels	518,468
ASB Finance Ltd	614,243
Banco Bilbao Vizcaya	1,658,123
Banco Bilbao Vizcaya Argentaria/New York NY	24,519
BP Capital Markets	308,146
BPCE	221,541
Central American Bank	1,920
Commonwealth Bank of Australia	311,935
Credit Agricole NA	512
Danske Corp	767,411
Electricite De France	1,270,764
European Investment Bank	1,709,846
Gdz Suez	263,954
Golden Funding Corp	18,171
Ing (US) Funding LLC	80
Natexis Banques	197,337
Nationwide Building	1,230,262
Natixis NY	96,000
Natixis US Finance Co	1,600
Prudential PLC	371,140
Silver Tower US Fund	4,800
Skandin Ens Banken	48,037
Societe Gen No Amer	799,593
Societe Generale NY	10,400
UBS Ag Stamford	801

Total market value of collateral securities	$10,500,000

See accompanying Notes to Financial Statements.

176  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.400%)
Security description	Value
Fannie Mae Interest Strip	$640,621
Fannie Mae Pool	1,749,575
Fannie Mae Principal Strip	20,923
Fannie Mae REMICS	1,172,793
Federal Farm Credit Bank	1,090,740
Federal Home Loan Banks	1,954,149
Federal Home Loan Mortgage Corp	146,612
Federal National Mortgage Association	1,694,384
FHLMC Structured Pass Through Securities	693,595
Freddie Mac Non Gold Pool	1,679,437
Freddie Mac Reference REMIC	11,303
Freddie Mac REMICS	1,030,785
Freddie Mac Strips	303,969
Ginnie Mae I Pool	196,471
Ginnie Mae II Pool	1,089,082
Government National Mortgage Association	438,180
United States Treasury Inflation Indexed Bonds	60,229
United States Treasury Note/Bond	4,786,099
United States Treasury Strip Coupon	1,430,544
United States Treasury Strip Principal	210,509

Total market value of collateral securities	$20,400,000

Citigroup Global Markets, Inc. (0.160%)
Security description	Value
Fannie Mae Benchmark REMIC	$69,551
Fannie Mae REMICS	4,703,975
Fannie Mae Whole Loan	119,666
Fannie Mae-Aces	9,137
Freddie Mac Reference REMIC	325,952
Freddie Mac REMICS	7,186,564
Government National Mortgage Association	1,865,155

Total market value of collateral securities	$14,280,000

Goldman Sachs & Co. (0.170%)
Security description	Value
Government National Mortgage Association	$3,276,673

Total market value of collateral securities	$3,276,673

Merrill Lynch Government Securities Income (0.250%)
Security description	Value
Fannie Mae REMICS	$384,128
Freddie Mac REMICS	1,655,875

Total market value of collateral securities	$2,040,003

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  177

Portfolio of Investments (continued)  VP – American Century Diversified Bond Fund

Notes to Portfolio of Investments (continued)

Merrill Lynch Pierce Fenner & Smith, Inc. (0.250%)
Security description	Value
Federal Home Loan Banks	$4,165,445
Federal Home Loan Mortgage Corp	2,425,240
Federal National Mortgage Association	2,699,273
Government National Mortgage Association	36,610,173

Total market value of collateral securities	$45,900,131

Mizuho Securities USA, Inc. (0.500%)
Security description	Value
Fannie Mae Grantor Trust	$9,877
Fannie Mae Pool	8,299,101
Fannie Mae REMICS	856,475
Fannie Mae Whole Loan	23,269
Federal Farm Credit Bank	13,328
Federal Home Loan Banks	345,809
Federal Home Loan Mortgage Corp	53,259
FHLMC Structured Pass Through Securities	50,443
Freddie Mac Gold Pool	4,348,686
Freddie Mac Non Gold Pool	515,991
Freddie Mac REMICS	958,798
Ginnie Mae II Pool	702,076
Government National Mortgage Association	1,302,289
United States Treasury Note/Bond	2,920,599

Total market value of collateral securities	$20,400,000

Natixis Financial Products, Inc. (0.350%)
Security description	Value
Fannie Mae Interest Strip	$229,450
Fannie Mae Pool	90,581
Fannie Mae REMICS	1,758,691
Freddie Mac Gold Pool	18,448
Freddie Mac Non Gold Pool	23,731
Freddie Mac REMICS	2,049,989
Freddie Mac Strips	170,767
Government National Mortgage Association	21,168
United States Treasury Note/Bond	737,324

Total market value of collateral securities	$5,100,149

Nomura Securities (0.500%)
Security description	Value
Fannie Mae Pool	$2,283,415
Freddie Mac Gold Pool	2,816,585

Total market value of collateral securities	$5,100,000

See accompanying Notes to Financial Statements.

178  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Pershing LLC (0.450%)
Security description	Value
Fannie Mae Pool	$2,596,530
Fannie Mae REMICS	585,460
Freddie Mac Gold Pool	222,092
Freddie Mac REMICS	772,736
Ginnie Mae I Pool	197,792
Government National Mortgage Association	725,390

Total market value of collateral securities	$5,100,000

RBS Securities, Inc. (0.300%)
Security description	Value
Fannie Mae REMICS	$2,628,277
Fannie Mae Whole Loan	6,471
Freddie Mac REMICS	2,465,322

Total market value of collateral securities	$5,100,070

Abbreviation Legend

CMO	Collateralized Mortgage Obligation
FGIC	Financial Guaranty Insurance Company
NPFCG	National Public Finance Guarantee Corporation
Currency Legend

EUR	European Monetary Unit

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  179

Portfolio of Investments (continued)  VP – American Century Diversified Bond Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See accompanying Notes to Financial Statements.

180  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Fair value at December 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Bonds
Corporate Bonds & Notes	$—	$570,654,430	$—	$570,654,430
Residential Mortgage-Backed Securities — Agency	17,669,313	444,796,663	—	462,465,976
Residential Mortgage-Backed Securities — Non-Agency	—	66,730,484	—	66,730,484
Commercial Mortgage-Backed Securities	—	126,857,485	—	126,857,485
U.S. Treasury Obligations	528,367,751	—	—	528,367,751
U.S. Government Agency Obligations	—	32,068,877	—	32,068,877
Foreign Government Obligations	—	66,863,566	—	66,863,566
Municipal Bonds	—	53,075,528	—	53,075,528

Total Bonds	546,037,064	1,361,047,033	—	1,907,084,097

Other
Affiliated Money Market Fund(c)	108,114,030	—	—	108,114,030
Investments of Cash Collateral Received for Securities on Loan	—	416,239,169	—	416,239,169

Total Other	108,114,030	416,239,169	—	524,353,199

Investments in Securities	654,151,094	1,777,286,202	—	2,431,437,296
Derivatives(d)
Assets
Forward Foreign Currency Exchange Contracts	—	1,581,830	—	1,581,830

Total	$654,151,094	$1,778,868,032	$—	$2,433,019,126

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2010.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  181

Portfolio of Investments
VP – American Century Growth Fund
December 31, 2010
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (98.6%)

CONSUMER DISCRETIONARY (14.2%)

Auto Components (1.6%)
BorgWarner, Inc. (a)(b)	391,528	$28,330,966

Automobiles (0.8%)
Ford Motor Co. (a)(b)	903,544	15,170,504

Hotels, Restaurants & Leisure (2.9%)
Chipotle Mexican Grill, Inc. (b)	23,762	5,053,227
Las Vegas Sands Corp. (a)(b)	166,335	7,643,093
McDonald’s Corp.	293,559	22,533,589
Starwood Hotels & Resorts Worldwide, Inc. (a)	273,012	16,593,669

Total		51,823,578

Household Durables (0.4%)
Whirlpool Corp. (a)	73,992	6,572,709

Internet & Catalog Retail (0.4%)
NetFlix, Inc. (a)(b)	40,700	7,150,990

Media (1.8%)
Scripps Networks Interactive, Inc., Class A	239,664	12,402,612
Walt Disney Co. (The) (a)	534,676	20,055,697

Total		32,458,309

Multiline Retail (2.2%)
Kohl’s Corp. (b)	219,928	11,950,888
Target Corp. (a)	443,984	26,696,758

Total		38,647,646

Specialty Retail (4.1%)
American Eagle Outfitters, Inc. (a)	610,506	8,931,703
Home Depot, Inc. (a)	863,438	30,272,136
Limited Brands, Inc.	567,646	17,443,762
OfficeMax, Inc. (a)(b)	383,211	6,782,835
Williams-Sonoma, Inc. (a)	276,686	9,874,923

Total		73,305,359

TOTAL CONSUMER DISCRETIONARY		253,460,061

CONSUMER STAPLES (9.3%)

Beverages (3.5%)
Coca-Cola Co. (The) (a)	698,175	45,918,970
Hansen Natural Corp. (b)	88,818	4,643,405
PepsiCo, Inc.	177,520	11,597,381

Total		62,159,756

Food & Staples Retailing (2.2%)
Costco Wholesale Corp. (a)	388,737	28,070,699
Wal-Mart Stores, Inc. (a)	171,387	9,242,901
Whole Foods Market, Inc. (a)(b)	45,334	2,293,447

Total		39,607,047

Food Products (2.0%)
General Mills, Inc.	216,155	7,692,957
Hershey Co. (The)	215,354	10,153,941
Kellogg Co.	282,533	14,431,786
Mead Johnson Nutrition Co.	68,353	4,254,974

Total		36,533,658

Household Products (1.0%)
Procter & Gamble Co. (The)	263,728	16,965,622

Personal Products (0.6%)
Estee Lauder Companies, Inc. (The), Class A	127,854	10,317,818

TOTAL CONSUMER STAPLES		165,583,901

ENERGY (10.4%)

Energy Equipment & Services (3.5%)
Halliburton Co.	410,721	16,769,738
Schlumberger Ltd. (a)	551,501	46,050,334

Total		62,820,072

Oil, Gas & Consumable Fuels (6.9%)
Cimarex Energy Co.	102,279	9,054,760
ConocoPhillips	189,378	12,896,642
Exxon Mobil Corp. (a)	1,068,577	78,134,350
Occidental Petroleum Corp.	166,483	16,331,982
Southwestern Energy Co. (b)	165,940	6,211,134

Total		122,628,868

TOTAL ENERGY		185,448,940

FINANCIALS (4.7%)

Capital Markets (1.9%)
BlackRock, Inc. (a)	77,829	14,832,651
Charles Schwab Corp. (The)	476,404	8,151,272
Goldman Sachs Group, Inc. (The)	59,986	10,087,246

Total		33,071,169

Consumer Finance (1.5%)
American Express Co.	604,802	25,958,102

Insurance (1.3%)
Aflac, Inc.	265,307	14,971,274
Chubb Corp.	69,829	4,164,601
Travelers Companies, Inc. (The) (a)	86,776	4,834,291

Total		23,970,166

TOTAL FINANCIALS		82,999,437

HEALTH CARE (10.5%)

Biotechnology (1.6%)
Alexion Pharmaceuticals, Inc. (a)(b)	44,559	3,589,227
Amgen, Inc. (b)	157,335	8,637,692
Gilead Sciences, Inc. (b)	329,677	11,947,494
Human Genome Sciences, Inc. (a)(b)	159,874	3,819,390

Total		27,993,803

Health Care Equipment & Supplies (3.4%)
Cooper Companies, Inc. (The) (a)	81,332	4,582,245
Covidien PLC	539,054	24,613,206
DENTSPLY International, Inc. (a)	183,818	6,281,061
Edwards Lifesciences Corp. (a)(b)	87,498	7,073,338
Gen-Probe, Inc. (a)(b)	83,759	4,887,338
Intuitive Surgical, Inc. (a)(b)	22,655	5,839,326
Zimmer Holdings, Inc. (b)	130,586	7,009,856

Total		60,286,370

Health Care Providers & Services (2.3%)
Aetna, Inc.	86,647	2,643,600
Express Scripts, Inc. (b)	528,189	28,548,616
Medco Health Solutions, Inc. (a)(b)	167,574	10,267,259

Total		41,459,475

Life Sciences Tools & Services (0.6%)
Bruker Corp. (a)(b)	203,776	3,382,682
Thermo Fisher Scientific, Inc. (b)	147,262	8,152,424

Total		11,535,106

Pharmaceuticals (2.6%)
Abbott Laboratories	423,914	20,309,720
Allergan, Inc.	203,131	13,949,006
Novo Nordisk A/S, Series B	76,326	8,605,326
Perrigo Co. (a)	55,089	3,488,786

Total		46,352,838

TOTAL HEALTH CARE		187,627,592

INDUSTRIALS (12.6%)

Aerospace & Defense (1.5%)
Honeywell International, Inc.	371,805	19,765,154
Rockwell Collins, Inc.	137,426	8,006,439

Total		27,771,593

Air Freight & Logistics (1.8%)
United Parcel Service, Inc., Class B	439,011	31,863,418

Electrical Equipment (2.3%)
Emerson Electric Co.	245,512	14,035,921
Rockwell Automation, Inc. (a)	369,065	26,465,651

Total		40,501,572

Industrial Conglomerates (0.9%)
Textron, Inc. (a)	703,266	16,625,208

Machinery (5.5%)
Caterpillar, Inc. (a)	166,075	15,554,584
Deere & Co.	231,432	19,220,428
Eaton Corp.	262,958	26,692,867
Illinois Tool Works, Inc. (a)	498,829	26,637,469
Joy Global, Inc.	110,082	9,549,613

Total		97,654,961

Road & Rail (0.6%)
Union Pacific Corp.	109,235	10,121,715

TOTAL INDUSTRIALS		224,538,467

INFORMATION TECHNOLOGY (30.0%)

Communications Equipment (3.8%)
Cisco Systems, Inc. (b)	735,351	14,876,151
F5 Networks, Inc. (a)(b)	89,897	11,700,993
QUALCOMM, Inc.	803,331	39,756,851

Total		66,333,995

Computers & Peripherals (7.2%)
Apple, Inc. (b)	254,370	82,049,587
EMC Corp. (a)(b)	1,446,966	33,135,522
NetApp, Inc. (a)(b)	236,275	12,985,674

Total		128,170,783

See accompanying Notes to Financial Statements.

182  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)

INFORMATION TECHNOLOGY (CONT.)
Electronic Equipment, Instruments & Components (0.8%)
Jabil Circuit, Inc.	726,201	$14,589,378

Internet Software & Services (2.9%)
Akamai Technologies, Inc. (a)(b)	78,980	3,716,009
Google, Inc., Class A (b)	80,347	47,723,708

Total		51,439,717

IT Services (3.7%)
Accenture PLC, Class A	547,739	26,559,864
IBM Corp.	185,666	27,248,342
Mastercard, Inc., Class A	55,411	12,418,159

Total		66,226,365

Semiconductors & Semiconductor Equipment (3.5%)
Broadcom Corp., Class A (a)	428,233	18,649,547
Cree, Inc. (a)(b)	38,845	2,559,497
Linear Technology Corp. (a)	585,666	20,258,187
RF Micro Devices, Inc. (b)	571,690	4,201,922
Texas Instruments, Inc. (a)	522,430	16,978,975

Total		62,648,128

Software (8.1%)
Citrix Systems, Inc. (b)	104,625	7,157,396
CommVault Systems, Inc. (a)(b)	91,154	2,608,827
Electronic Arts, Inc. (a)(b)	206,860	3,388,367
Intuit, Inc. (b)	286,581	14,128,443
Microsoft Corp.	1,127,679	31,484,798
Oracle Corp.	1,384,717	43,341,642
Quest Software, Inc. (a)(b)	190,523	5,285,108
Red Hat, Inc. (b)	142,125	6,488,006
Salesforce.com, Inc. (a)(b)	50,342	6,645,144
Symantec Corp. (b)	887,925	14,863,865
VMware, Inc., Class A (a)(b)	100,015	8,892,334

Total		144,283,930

TOTAL INFORMATION TECHNOLOGY		533,692,296

MATERIALS (5.6%)

Chemicals (3.1%)
EI du Pont de Nemours & Co. (a)	403,226	20,112,913
PPG Industries, Inc.	299,274	25,159,965
Sigma-Aldrich Corp. (a)	154,083	10,255,764

Total		55,528,642

Metals & Mining (2.5%)
Cliffs Natural Resources, Inc.	182,392	14,228,400
Freeport-McMoRan Copper & Gold, Inc.	187,473	22,513,633
Newmont Mining Corp.	127,612	7,839,205

Total		44,581,238

TOTAL MATERIALS		100,109,880

TELECOMMUNICATION SERVICES (1.3%)

Wireless Telecommunication Services (1.3%)
Crown Castle International Corp. (b)	533,373	23,377,739

TOTAL TELECOMMUNICATION SERVICES		23,377,739

Total Common Stocks
(Cost: $1,484,385,453)		$1,756,838,313

	Shares	Value

Money Market Fund (1.4%)

Columbia Short-Term Cash Fund, 0.229% (c)(d)	24,540,898	$24,540,898

Total Money Market Fund
(Cost: $24,540,898)		$24,540,898

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (20.6%)

Asset-Backed Commercial Paper (2.0%)
Antalis US Funding Corp.
01/10/11	0.360%	$4,999,450	$4,999,450
Belmont Funding LLC
01/18/11	0.500%	999,694	999,694
Grampian Funding LLC
01/31/11	0.300%	9,997,417	9,997,417
Rheingold Securitization
02/16/11	0.521%	9,986,711	9,986,711
Royal Park Investments Funding Corp.
03/25/11	0.501%	9,987,083	9,987,083

Total			35,970,355

Certificates of Deposit (11.4%)
Banque et Caisse d’Epargne de l’Etat
02/16/11	0.305%	4,996,106	4,996,106
Barclays Bank PLC
02/23/11	0.425%	7,000,000	7,000,000
Clydesdale Bank PLC
01/21/11	0.370%	5,000,000	5,000,000
Credit Industrial et Commercial
02/22/11	0.395%	6,000,000	6,000,000
02/23/11	0.380%	9,990,298	9,990,298
DZ Bank AG
01/18/11	0.330%	10,000,000	10,000,000
01/21/11	0.335%	4,997,210	4,997,210
Development Bank of Singapore Ltd.
01/25/11	0.310%	15,000,000	15,000,000
Erste Bank der Oesterreichischen Sparkassen AG
01/18/11	0.430%	5,000,000	5,000,000
KBC Bank NV
01/20/11	0.450%	5,000,000	5,000,000
01/24/11	0.450%	10,000,000	10,000,000
Landesbank Hessen Thuringen
01/03/11	0.300%	15,000,066	15,000,066
Mitsubishi UFJ Trust and Banking Corp.
02/22/11	0.320%	10,000,000	10,000,000
N.V. Bank Nederlandse Gemeenten
01/27/11	0.330%	10,000,000	10,000,000
Natixis
03/07/11	0.440%	8,000,000	8,000,000
Norinchukin Bank
01/25/11	0.330%	6,000,000	6,000,000
02/08/11	0.330%	2,000,000	2,000,000
02/14/11	0.330%	4,000,000	4,000,000
03/02/11	0.350%	5,000,125	5,000,125
Pohjola Bank PLC
03/14/11	0.610%	5,000,000	5,000,000
Societe Generale
02/17/11	0.310%	9,992,084	9,992,084
02/24/11	0.305%	4,996,106	4,996,106
Sumitomo Mitsui Banking Corp.
01/12/11	0.300%	5,000,000	5,000,000
Sumitomo Trust & Banking Co., Ltd.
02/18/11	0.345%	5,000,064	5,000,064
02/18/11	0.350%	10,000,000	10,000,000
United Overseas Bank Ltd.
01/18/11	0.330%	5,000,000	5,000,000
02/22/11	0.340%	15,000,000	15,000,000

Total			202,972,059

Commercial Paper (1.4%)
Macquarie Bank Ltd.
02/09/11	0.375%	9,991,146	9,991,146
Suncorp Metway Ltd.
01/10/11	0.400%	14,994,500	14,994,500

Total			24,985,646

Other Short-Term Obligations (0.2%)
Goldman Sachs Group, Inc. (The)
01/14/11	0.350%	4,000,000	4,000,000

Repurchase Agreements (5.6%)
Barclays Capital, Inc. dated 10/13/10, matures 01/31/11, repurchase price $15,003,875 (e)
	0.300%	15,000,000	15,000,000
Cantor Fitzgerald & Co. dated 12/31/10, matures 01/03/11, repurchase price $20,000,667 (e)
	0.400%	20,000,000	20,000,000
Goldman Sachs & Co. dated 12/31/10, matures 01/03/11, repurchase price $2,612,397 (e)
	0.170%	2,612,360	2,612,360
Merrill Lynch Government Securities Income dated 12/31/10, matures 01/03/11, repurchase price $2,000,042 (e)
	0.250%	2,000,000	2,000,000
Merrill Lynch Pierce Fenner & Smith, Inc. dated 12/31/10, matures 01/03/11, repurchase price $16,000,333 (e)
	0.250%	16,000,000	16,000,000
Mizuho Securities USA, Inc. dated 12/31/10, matures 01/03/11, repurchase price $6,000,250 (e)
	0.500%	6,000,000	6,000,000
Natixis Financial Products, Inc. dated 12/31/10, matures 01/03/11, repurchase price $12,000,350 (e)
	0.350%	12,000,000	12,000,000
Nomura Securities dated 12/31/10, matures 01/03/11, repurchase price $8,000,333 (e)
	0.500%	8,000,000	8,000,000
Pershing LLC dated 12/31/10, matures 01/03/11, repurchase price $2,000,075 (e)
	0.450%	2,000,000	2,000,000

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  183

Portfolio of Investments (continued)  VP – American Century Growth Fund

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (continued)

Repurchase Agreements (cont.)
RBS Securities, Inc. (e) dated 08/18/10, matures 02/04/11, repurchase price $5,001,458
	0.300%	$5,000,000	$5,000,000
dated 12/31/10, matures 01/03/11, repurchase price $10,000,250
	0.300%	10,000,000	10,000,000

Total			98,612,360

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $366,540,420)			$366,540,420

Total Investments
(Cost: $1,875,466,771)			$2,147,919,631
Other Assets & Liabilities, Net			(366,581,757)

Net Assets			$1,781,337,874

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Investments in Derivatives
Forward Foreign Currency Exchange Contracts Open at December 31, 2010

		Currency to		Currency to		Unrealized	Unrealized
Counterparty	Exchange date	be delivered		be received		appreciation	depreciation
UBS Securities	January 31, 2011	31,404,333		5,534,974		$—	$(97,011)
		(DKK	)	(USD	)
Notes to Portfolio of Investments

(a)	At December 31, 2010, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Investments in affiliates during the year ended December 31, 2010:

			Sales cost/			Dividends
	Beginning	Purchase	proceeds	Realized	Ending	or interest
Issuer	cost	cost	from sales	gain/loss	cost	income	Value
Columbia Short-Term Cash Fund	$11,536	$1,612,876,180	$(1,588,346,818)	$—	$24,540,898	$51,751	$24,540,898

(d)	The rate shown is the seven-day current annualized yield at December 31, 2010.

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.300%)
Security description	Value
Arabella Ltd	$75,595
Archer Daniels	777,702
ASB Finance Ltd	921,365
Banco Bilbao Vizcaya	2,487,184
Banco Bilbao Vizcaya Argentaria/New York NY	36,779
BP Capital Markets	462,219

See accompanying Notes to Financial Statements.

184  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Barclays Capital, Inc. (0.300%) (continued)
Security description	Value
BPCE	$332,312
Central American Bank	2,880
Commonwealth Bank of Australia	467,902
Credit Agricole NA	767
Danske Corp	1,151,117
Electricite De France	1,906,146
European Investment Bank	2,564,769
Gdz Suez	395,932
Golden Funding Corp	27,257
Ing (US) Funding LLC	120
Natexis Banques	296,006
Nationwide Building	1,845,392
Natixis NY	143,999
Natixis US Finance Co	2,400
Prudential PLC	556,711
Silver Tower US Fund	7,200
Skandin Ens Banken	72,055
Societe Gen No Amer	1,199,390
Societe Generale NY	15,599
UBS Ag Stamford	1,202

Total market value of collateral securities	$15,750,000

Cantor Fitzgerald & Co. (0.400%)
Security description	Value
Fannie Mae Interest Strip	$640,621
Fannie Mae Pool	1,749,575
Fannie Mae Principal Strip	20,923
Fannie Mae REMICS	1,172,793
Federal Farm Credit Bank	1,090,740
Federal Home Loan Banks	1,954,149
Federal Home Loan Mortgage Corp	146,612
Federal National Mortgage Association	1,694,384
FHLMC Structured Pass Through Securities	693,595
Freddie Mac Non Gold Pool	1,679,437
Freddie Mac Reference REMIC	11,303
Freddie Mac REMICS	1,030,785
Freddie Mac Strips	303,969
Ginnie Mae I Pool	196,471
Ginnie Mae II Pool	1,089,082
Government National Mortgage Association	438,180
United States Treasury Inflation Indexed Bonds	60,229
United States Treasury Note/Bond	4,786,099
United States Treasury Strip Coupon	1,430,544
United States Treasury Strip Principal	210,509

Total market value of collateral securities	$20,400,000

Goldman Sachs & Co. (0.170%)
Security description	Value
Government National Mortgage Association	$2,664,607

Total market value of collateral securities	$2,664,607

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  185

Portfolio of Investments (continued)  VP – American Century Growth Fund

Notes to Portfolio of Investments (continued)

Merrill Lynch Government Securities Income (0.250%)
Security description	Value
Fannie Mae REMICS	$384,128
Freddie Mac REMICS	1,655,875

Total market value of collateral securities	$2,040,003

Merrill Lynch Pierce Fenner & Smith, Inc. (0.250%)
Security description	Value
Federal Home Loan Banks	$1,481,047
Federal Home Loan Mortgage Corp	862,308
Federal National Mortgage Association	959,741
Government National Mortgage Association	13,016,950

Total market value of collateral securities	$16,320,046

Mizuho Securities USA, Inc. (0.500%)
Security description	Value
Fannie Mae Grantor Trust	$2,963
Fannie Mae Pool	2,489,730
Fannie Mae REMICS	256,943
Fannie Mae Whole Loan	6,981
Federal Farm Credit Bank	3,998
Federal Home Loan Banks	103,743
Federal Home Loan Mortgage Corp	15,978
FHLMC Structured Pass Through Securities	15,132
Freddie Mac Gold Pool	1,304,606
Freddie Mac Non Gold Pool	154,797
Freddie Mac REMICS	287,639
Ginnie Mae II Pool	210,623
Government National Mortgage Association	390,687
United States Treasury Note/Bond	876,180

Total market value of collateral securities	$6,120,000

Natixis Financial Products, Inc. (0.350%)
Security description	Value
Fannie Mae Interest Strip	$550,679
Fannie Mae Pool	217,395
Fannie Mae REMICS	4,220,860
Freddie Mac Gold Pool	44,274
Freddie Mac Non Gold Pool	56,953
Freddie Mac REMICS	4,919,973
Freddie Mac Strips	409,842
Government National Mortgage Association	50,804
United States Treasury Note/Bond	1,769,577

Total market value of collateral securities	$12,240,357

Nomura Securities (0.500%)
Security description	Value
Fannie Mae Pool	$3,653,464
Freddie Mac Gold Pool	4,506,536

Total market value of collateral securities	$8,160,000

See accompanying Notes to Financial Statements.

186  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Pershing LLC (0.450%)
Security description	Value
Fannie Mae Pool	$1,038,612
Fannie Mae REMICS	234,184
Freddie Mac Gold Pool	88,837
Freddie Mac REMICS	309,095
Ginnie Mae I Pool	79,117
Government National Mortgage Association	290,155

Total market value of collateral securities	$2,040,000

RBS Securities, Inc. (0.300%)
Security description	Value
Amortizing Residential Collateral Trust	$366,530
Capital One Multi-Asset Execution Trust	1,340,985
Chase Issuance Trust	359,448
Citibank Credit Card Issuance Trust	839,706
Citibank Omni Master Trust	811,451
Discover Card Master Trust I	489,684
First Franklin Mortgage Loan Asset Backed Certificates	296,317
First National Master Note Trust	441,456
Ford Credit Auto Owner Trust	76,459
Freddie Mac Gold Pool	820,950
GS Mortgage Securities Corp II	333,580
HSBC Home Equity Loan Trust	939,005
Merrill Lynch/Countrywide Commercial Mortgage Trust	1,018,571
Nelnet Student Loan Trust	420,889
SLC Student Loan Trust	674,071
SLM Student Loan Trust	1,024,500
Structured Asset Investment Loan Trust	75,576
Wells Fargo Home Equity Trust	146,732

Total market value of collateral securities	$10,475,910

RBS Securities, Inc. (0.300%)
Security description	Value
Fannie Mae REMICS	$2,628,277
Fannie Mae Whole Loan	6,471
Freddie Mac REMICS	2,465,322

Total market value of collateral securities	$5,100,070

Currency Legend

DKK	Danish Krone

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  187

Portfolio of Investments (continued)  VP – American Century Growth Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See accompanying Notes to Financial Statements.

188  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Fair value at December 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$253,460,061	$—	$—	$253,460,061
Consumer Staples	165,583,901	—	—	165,583,901
Energy	185,448,940	—	—	185,448,940
Financials	82,999,437	—	—	82,999,437
Health Care	179,022,266	8,605,326	—	187,627,592
Industrials	224,538,467	—	—	224,538,467
Information Technology	533,692,296	—	—	533,692,296
Materials	100,109,880	—	—	100,109,880
Telecommunication Services	23,377,739	—	—	23,377,739

Total Equity Securities	1,748,232,987	8,605,326	—	1,756,838,313

Other
Affiliated Money Market Fund(c)	24,540,898	—	—	24,540,898
Investments of Cash Collateral Received for Securities on Loan	—	366,540,420	—	366,540,420

Total Other	24,540,898	366,540,420	—	391,081,318

Investments in Securities	1,772,773,885	375,145,746	—	2,147,919,631
Derivatives(d)
Liabilities
Forward Foreign Currency Exchange Contracts	—	(97,011)	—	(97,011)

Total	$1,772,773,885	$375,048,735	$—	$2,147,822,620

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2010.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  189

Portfolio of Investments
VP – Columbia Wanger International Equities Fund
December 31, 2010
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (91.4%)

AUSTRALIA (1.9%)
Cochlear Ltd.	28,305	$2,325,394
Hastie Group Ltd.	529,510	516,655
SAI Global Ltd. (a)	594,411	2,963,671
Seek Ltd. (a)	65,007	440,349
UGL Ltd. (a)	215,962	3,183,956

Total		9,430,025

BERMUDA (0.3%)
Textainer Group Holdings Ltd. (a)	48,028	1,368,318

BRAZIL (3.5%)
Localiza Rent a Car SA	390,000	6,316,075
Mills Estruturas e Servicos de Engenharia SA	248,000	3,075,738
MRV Engenharia e Participacoes SA	275,000	2,584,437
Natura Cosmeticos SA	105,000	3,014,720
PDG Realty SA Empreendimentos e Participacoes	447,420	2,736,777

Total		17,727,747

CANADA (5.4%)
Ag Growth International, Inc.	73,874	3,708,513
Baytex Energy Trust Unit	60,933	2,847,491
Black Diamond Group Ltd.	44,697	963,939
Bowood Energy, Inc. (b)	320,000	192,500
CCL Industries, Inc., Class B	107,468	3,191,500
Deethree Exploration Ltd. (b)	233,000	1,004,512
Eldorado Gold Corp.	66,149	1,226,947
Guyana Goldfields, Inc. (b)	122,265	1,311,646
Horizon North Logistics, Inc. (b)	198,109	589,918
Ivanhoe Mines Ltd. (b)	66,184	1,516,937
Ivanhoe Mines Ltd. (b)	70,400	1,623,421
Madalena Ventures, Inc. (b)	465,000	382,294
Onex Corp.	15,800	478,879
Pan Orient Energy Corp. (b)	132,433	882,975
ShawCor Ltd., Class A	141,738	4,705,179
Sterling Resources Ltd. (b)	225,000	778,273
Tahoe Resources, Inc. (b)	90,900	1,339,713
Tesco Corp. (a)(b)	28,817	457,614
Westfire Energy Ltd. (b)	4,400	30,439

Total		27,232,690

CAYMAN ISLANDS (0.4%)
Mongolian Mining Corp. (b)	1,775,900	2,072,493

CHILE (0.8%)
Sociedad Quimica y Minera de Chile SA, ADR (a)	71,384	4,170,253

CHINA (5.1%)
51job, Inc., ADR (a)(b)	21,000	1,034,250
China Communications Services Corp., Ltd., Class H	3,800,000	2,263,767
China Xiniya Fashion Ltd., ADR (a)(b)	142,100	1,301,636
China Yurun Food Group Ltd.	1,022,000	3,359,766
Jiangsu Expressway Co., Ltd., Series H (a)	3,036,000	3,476,634
Mindray Medical International Ltd., ADR (a)	98,950	2,612,280
New Oriental Education & Technology Group, ADR (a)(b)	24,760	2,605,495
Noah Holdings Ltd., ADR (a)(b)	18,400	359,720
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	1,022,484	2,900,897
Xueda Education Group, ADR (a)(b)	6,100	68,747
Zhaojin Mining Industry Co., Ltd., Class H	1,369,230	5,602,357

Total		25,585,549

CZECH REPUBLIC (0.5%)
Komercni Banka AS	10,641	2,527,732

DENMARK (0.9%)
Novozymes A/S, Series B	25,324	3,536,029
SimCorp	6,200	995,497

Total		4,531,526

FINLAND (1.0%)
Poyry OYJ (a)	156,204	1,909,635
Stockmann OYJ Abp, Series B	80,103	3,041,149

Total		4,950,784

FRANCE (4.5%)
Eurofins Scientific	49,600	3,573,855
Hi-Media SA (a)(b)	150,963	706,326
Mersen	47,000	2,155,055
Neopost SA (a)	49,000	4,270,809
Norbert Dentressangle SA	17,916	1,587,892
Pierre & Vacances (a)	28,000	2,260,048
Rubis (a)	24,000	2,796,051
Saft Groupe SA	74,600	2,747,432
Teleperformance (a)	59,000	1,991,498
Toreador Resources Corp. (a)(b)	31,000	481,120

Total		22,570,086

GERMANY (3.6%)
CTS Eventim AG (a)	52,097	3,218,564
Deutsche Beteiligungs AG	27,524	772,340
ElringKlinger AG	45,000	1,551,191
Rational AG	9,798	2,166,404
Rheinmetall AG	30,000	2,388,092
Rhoen-Klinikum AG (a)	107,600	2,358,463
Vossloh AG (a)	26,800	3,396,003
Wirecard AG	189,465	2,563,730

Total		18,414,787

GREECE (0.4%)
Intralot SA-Integrated Lottery Systems & Services	559,800	1,863,368

HONG KONG (3.7%)
China Green Holdings Ltd. (a)	2,914,300	2,861,054
Hong Kong Exchanges and Clearing Ltd. (a)	60,000	1,361,039
Lifestyle International Holdings Ltd.	1,835,981	4,521,446
Melco Crown Entertainment Ltd., ADR (a)(b)	570,000	3,625,200
REXLot Holdings Ltd.	21,354,050	2,253,000
SA SA International Holdings Ltd. (a)	1,697,100	1,059,050
Sino-Ocean Land Holdings Ltd. (a)	1,700,000	1,113,356
Wasion Group Holdings Ltd.	2,524,897	1,669,837

Total		18,463,982

IRELAND (0.9%)
Paddy Power PLC	36,151	1,483,629
United Drug PLC	1,050,000	2,947,644

Total		4,431,273

ISRAEL (0.8%)
Israel Chemicals Ltd.	247,118	4,272,905
SodaStream International Ltd. (a)(b)	1,200	37,896

Total		4,310,801

ITALY (2.3%)
Ansaldo STS SpA (a)	181,000	2,598,363
CIR – Compagnie Industriali Riunite SpA (a)(b)	807,000	1,486,155
Credito Emiliano SpA (a)	373,044	2,313,629
Terna Rete Elettrica Nazionale SpA	343,000	1,450,195
Tod’s SpA	37,500	3,711,245

Total		11,559,587

JAPAN (17.2%)
Advance Residence Investment Corp. (b)	2,235	4,999,581
Aeon Delight Co., Ltd.	153,220	3,010,290
Aeon Mall Co., Ltd.	80,601	2,156,923
Ain Pharmaciez, Inc. (a)	61,197	2,146,903
Asahi Diamond Industrial Co., Ltd. (a)	82,000	1,555,563
Asics Corp.	169,526	2,170,662
Benesse Holdings, Inc.	36,297	1,670,648
Daiseki Co., Ltd. (a)	101,024	2,100,970
Fukuoka REIT Corp.	302	2,364,220
Glory Ltd.	86,920	2,140,199
Gree, Inc. (a)	132,000	1,674,768
Hamamatsu Photonics KK	63,160	2,303,248
Hoshizaki Electric Co., Ltd. (a)	118,000	2,184,264
Ibiden Co., Ltd.	63,253	1,984,876
Icom, Inc. (a)	59,356	1,624,655
Japan Airport Terminal Co., Ltd. (a)	89,519	1,378,692
Jupiter Telecommunications Co., Ltd.	2,136	2,241,678
Kakaku.com, Inc.	245	1,454,608
Kamigumi Co., Ltd.	292,055	2,445,222
Kansai Paint Co., Ltd.	645,211	6,232,243
Kintetsu World Express, Inc.	77,108	2,195,871
Makita Corp.	45,489	1,851,718
Miura Co., Ltd.	52,292	1,393,371
Nakanishi, Inc.	23,439	2,482,236
Nippon Sheet Glass Co., Ltd.	617,000	1,655,560
Olympus Corp. (a)	71,161	2,143,460
Orix JREIT, Inc.	545	3,544,396
Osaka Securities Exchange Co., Ltd.	453	2,279,686
Pigeon Corp. (a)	37,800	1,283,832
Rohto Pharmaceutical Co., Ltd.	133,522	1,561,039
Seven Bank Ltd. (a)	1,770	3,744,162

See accompanying Notes to Financial Statements.

190  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)

JAPAN (CONT.)
Start Today Co., Ltd. (a)	669	$2,669,568
Suruga Bank Ltd. (a)	155,666	1,444,992
Tamron Co., Ltd.	83,800	1,735,977
Torishima Pump Manufacturing Co., Ltd. (a)	84,771	1,780,970
Tsumura & Co. (a)	70,380	2,274,704
Ushio, Inc. (a)	90,801	1,724,766
Wacom Co., Ltd. (a)	1,732	2,739,999
Zenrin Co., Ltd.	38,777	431,866

Total		86,778,386

KOREA (2.1%)
MegaStudy Co., Ltd.	10,200	1,592,185
NHN Corp. (b)	26,300	5,293,363
Taewoong Co., Ltd.	7,100	295,792
Woongjin Coway Co., Ltd.	99,300	3,551,759

Total		10,733,099

LUXEMBOURG (0.5%)
L’Occitane International SA (b)	900,000	2,489,707

MEXICO (0.5%)
Grupo Aeroportuario del Sureste SAB de CV, ADR	47,000	2,653,150

NETHERLANDS (6.9%)
Aalberts Industries NV	193,754	4,085,889
Arcadis NV	103,512	2,409,798
Core Laboratories NV (a)	18,322	1,631,574
Fugro NV-CVA	65,470	5,382,499
Gemalto NV (a)	33,000	1,404,823
Imtech NV	159,036	6,035,695
Koninklijke Ten Cate NV	102,848	3,849,642
Koninklijke Vopak NV	86,145	4,070,858
Unit 4 NV	122,386	3,963,346
USG People NV (b)	105,953	2,152,897

Total		34,987,021

NORWAY (0.1%)
Atea ASA	29,500	296,074

PORTUGAL (0.7%)
Banco Comercial Portugues SA, Series R (a)	1,843,231	1,434,066
REN — Redes Energeticas Nacionais SA	647,000	2,231,467

Total		3,665,533

SINGAPORE (4.7%)
Ascendas Real Estate Investment Trust	1,779,279	2,874,060
CDL Hospitality Trusts	2,000,000	3,246,196
Goodpack Ltd.	960,000	1,535,700
Mapletree Industrial Trust (b)	2,800,000	2,381,584
Mapletree Logistics Trust	5,470,000	4,119,040
Olam International Ltd.	2,900,000	7,105,736
Singapore Exchange Ltd. (a)	360,000	2,365,353

Total		23,627,669

SOUTH AFRICA (3.0%)
Mr Price Group Ltd.	381,231	3,838,516
Naspers Ltd., Series N	136,200	8,000,301
Northam Platinum Ltd. (a)	500,000	3,429,428

Total		15,268,245

SPAIN (0.5%)
Red Electrica Corp. SA	50,500	2,381,529

SWEDEN (2.6%)
East Capital Explorer AB (b)	95,877	1,210,759
Hexagon AB, Series B (a)	366,897	7,894,743
Orc Software AB (a)	56,881	1,080,908
Sweco AB, Series B (b)	345,805	3,000,617

Total		13,187,027

SWITZERLAND (3.4%)
Aryzta AG (b)	26,421	1,235,833
Bank Sarasin & Cie AG, Series B	61,120	2,789,791
Geberit AG	15,959	3,696,801
Kuehne & Nagel International AG	26,913	3,751,191
Partners Group Holding AG	15,900	3,022,721
Sika AG	1,324	2,911,787

Total		17,408,124

TAIWAN (1.7%)
Everlight Electronics Co., Ltd.	606,000	1,757,729
Formosa International Hotels Corp.	132,790	2,354,789
Simplo Technology Co., Ltd.	594,580	4,331,946

Total		8,444,464

THAILAND (0.1%)
Home Product Center	116,500	34,111
Home Product Center PLC	2,216,200	648,899

Total		683,010

UNITED KINGDOM (7.8%)
Abcam PLC (b)	291,500	1,454,516
Archipelago Resources PLC (b)	2,135,730	2,031,450
Charles Taylor Consulting PLC	1,057,000	2,744,222
Chemring Group PLC	80,000	3,622,568
Cobham PLC	778,586	2,470,592
Flybe Group PLC (b)	126,000	623,798
Intertek Group PLC	167,438	4,634,281
Jardine Lloyd Thompson Group PLC	121,700	1,193,634
Mail.ru Group Ltd., GDR (b)(c)	69,700	2,509,200
Micro Focus International PLC	186,400	1,129,771
Petropavlovsk PLC	169,000	3,014,690
Premier Oil PLC (b)	26,000	790,566
PureCircle Ltd. (b)	311,357	803,501
Rotork PLC	60,672	1,729,396
RPS Group PLC	409,158	1,469,953
Serco Group PLC	556,077	4,816,693
Smith & Nephew PLC	111,209	1,173,107
Tullow Oil PLC	61,386	1,207,020
Workspace Group PLC	5,343,000	1,957,866

Total		39,376,824

UNITED STATES (3.6%)
Alexion Pharmaceuticals, Inc. (a)(b)	35,600	2,867,580
Atwood Oceanics, Inc. (a)(b)	110,919	4,145,043
BioMarin Pharmaceutical, Inc. (a)(b)	88,683	2,388,233
Bristow Group, Inc. (b)	34,989	1,656,729
Central European Distribution Corp. (b)	79,527	1,821,168
FMC Technologies, Inc. (a)(b)	29,213	2,597,328
World Fuel Services Corp. (a)	80,015	2,893,343

Total		18,369,424

Total Common Stocks
(Cost: $369,596,537)		$461,560,287

Preferred Stocks (0.9%)

BRAZIL (0.9%)
Suzano Papel e Celulose SA	508,000	$4,520,313

Total Preferred Stocks
(Cost: $4,378,624)		$4,520,313

Rights (—%)

CANADA (—%)
Ivanhoe Mines Ltd.
01/26/11 0.000% (b) CAD	136,584	$187,239

Total Rights
(Cost: $—)		$187,239

	Shares	Value

Money Market Fund (7.1%)

Columbia Short-Term Cash Fund, 0.229% (d)(e)	35,727,879	$35,727,879

Total Money Market Fund
(Cost: $35,727,879)		$35,727,879

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (10.3%)

Certificates of Deposit (2.3%)
Barclays Bank PLC
02/23/11	0.425%	$2,000,000	$2,000,000
Credit Industrial et Commercial
02/22/11	0.395%	2,000,000	2,000,000
Development Bank of Singapore Ltd.
01/25/11	0.310%	2,000,000	2,000,000
Erste Bank der Oesterreichischen Sparkassen AG
01/18/11	0.430%	1,000,000	1,000,000
KBC Bank NV
01/20/11	0.450%	1,000,000	1,000,000
Norinchukin Bank
01/25/11	0.330%	1,500,000	1,500,000
United Overseas Bank Ltd.
02/22/11	0.340%	2,000,000	2,000,000

Total			11,500,000

Repurchase Agreements (8.0%)
Cantor Fitzgerald & Co. dated 12/31/10, matures 01/03/11, repurchase price $5,000,167 (f)
	0.400%	5,000,000	5,000,000
Citigroup Global Markets, Inc. dated 12/31/10, matures 01/03/11, repurchase price $5,000,067 (f)
	0.160%	5,000,000	5,000,000

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  191

Portfolio of Investments (continued)  VP – Columbia Wanger International Equities Fund

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (continued)

Repurchase Agreements (cont.)
Goldman Sachs & Co. dated 12/31/10, matures 01/03/11, repurchase price $6,401,928 (f)
	0.170%	$6,401,837	$6,401,837
Merrill Lynch Government Securities Income dated 12/31/10, matures 01/03/11, repurchase price $9,000,188 (f)
	0.250%	9,000,000	9,000,000
Mizuho Securities USA, Inc. dated 12/31/10, matures 01/03/11, repurchase price $5,000,208 (f)
	0.500%	5,000,000	5,000,000
Pershing LLC dated 12/31/10, matures 01/03/11, repurchase price $10,000,375 (f)
	0.450%	10,000,000	10,000,000

Total			40,401,837

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $51,901,837)			$51,901,837

Total Investments
(Cost: $461,604,877)			$553,897,555
Other Assets & Liabilities, Net			(49,150,475)

Net Assets			$504,747,080

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at December 31, 2010:

	Percentage of
Industry	net assets	Value
Aerospace & Defense	1.2%	$6,093,160
Air Freight & Logistics	1.0	5,319,464
Auto Components	0.3	1,551,191
Beverages	0.4	1,821,168
Biotechnology	1.3	6,710,329
Building Products	1.2	5,869,016
Capital Markets	1.6	8,155,331
Chemicals	4.2	21,123,217
Commercial Banks	2.3	11,464,582
Commercial Services & Supplies	2.6	12,951,763
Communications Equipment	0.3	1,624,655
Computers & Peripherals	1.7	8,476,768
Construction & Engineering	2.9	14,630,066
Containers & Packaging	0.6	3,191,500
Diversified Consumer Services	1.1	5,937,075
Diversified Financial Services	1.3	6,484,958
Diversified Telecommunication Services	0.4	2,263,767
Electric Utilities	0.8	3,831,724
Electrical Equipment	1.3	6,627,254
Electronic Equipment, Instruments & Components	1.5	7,715,689
Energy Equipment & Services	4.1	20,575,965
Food & Staples Retailing	1.8	9,252,638
Food Products	1.6	8,260,153
Gas Utilities	0.6	2,796,051
Health Care Equipment & Supplies	2.7	13,637,374
Health Care Providers & Services	1.1	5,306,108
Hotels, Restaurants & Leisure	2.7	13,840,034
Household Durables	1.8	8,910,869
Household Products	0.3	1,283,832
Industrial Conglomerates	0.8	3,874,247
Insurance	0.8	3,937,856
Internet & Catalog Retail	0.5	2,669,568
Internet Software & Services	2.2	10,931,940
IT Services	0.6	2,859,804
Leisure Equipment & Products	0.3	1,735,977

See accompanying Notes to Financial Statements.

192  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Summary of Investments in Securities by Industry (continued)

	Percentage of
Industry	net assets	Value
Life Sciences Tools & Services	0.7%	$3,573,855
Machinery	6.8	34,182,825
Marine	0.7	3,751,191
Media	2.9	14,598,735
Metals & Mining	4.6	23,356,321
Multiline Retail	1.5	7,562,595
Multi-Utilities	0.4	2,231,467
Office Electronics	0.8	4,270,809
Oil, Gas & Consumable Fuels	2.3	11,490,532
Paper & Forest Products	0.9	4,520,313
Personal Products	0.6	3,014,720
Pharmaceuticals	0.8	3,835,743
Professional Services	3.0	15,126,581
Real Estate Investment Trusts (REITs)	5.0	25,486,944
Real Estate Management & Development	0.6	3,270,278
Road & Rail	1.3	6,316,075
Software	1.4	7,169,522
Specialty Retail	1.6	8,070,283
Textiles, Apparel & Luxury Goods	2.2	11,033,185
Trading Companies & Distributors	0.9	4,444,055
Transportation Infrastructure	3.4	17,246,717
Other(1)	17.4	87,629,716

Total		$553,897,555

(1)	Cash & Cash Equivalents

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2010

		Currency to		Currency to		Unrealized	Unrealized
Counterparty	Exchange date	be delivered		be received		appreciation	depreciation
Morgan Stanley	January 3, 2011	33,823		263,182		$40	$—
		(USD	)	(HKD	)

Morgan Stanley	January 4, 2011	4,842		4,902		—	(45)
		(AUD	)	(USD	)

State Street Bank & Trust Company	January 4, 2011	11,931,898		145,334		—	(1,683)
		(JPY	)	(USD	)

State Street Bank & Trust Company	January 4, 2011	57,429		57,452		173	—
		(USD	)	(CAD	)

Morgan Stanley	January 4, 2011	643		415		4	—
		(USD	)	(GBP	)

State Street Bank & Trust Company	January 4, 2011	16,596		129,158		22	—
		(USD	)	(HKD	)

State Street Bank & Trust Company	January 5, 2011	6,172		6,265		—	(39)
		(AUD	)	(USD	)

Morgan Stanley	January 5, 2011	102,122		135,638		—	(879)
		(EUR	)	(USD	)

Morgan Stanley	January 5, 2011	9,029,580		109,956		—	(1,300)
		(JPY	)	(USD	)

State Street Bank & Trust Company	January 5, 2011	48,261		48,247		110	—
		(USD	)	(CAD	)

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  193

Portfolio of Investments (continued)  VP – Columbia Wanger International Equities Fund

Forward Foreign Currency Exchange Contracts Open at December 31, 2010 (continued)

		Currency to		Currency to		Unrealized	Unrealized
Counterparty	Exchange date	be delivered		be received		appreciation	depreciation
Morgan Stanley	January 5, 2011	1,859		1,206		$22	$—
		(USD	)	(GBP	)

State Street Bank & Trust Company	January 6, 2011	3,895,862		47,837		—	(164)
		(JPY	)	(USD	)

Total						$371	$(4,110)

Notes to Portfolio of Investments

(a)	At December 31, 2010, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $2,509,200 or 0.50% of net assets.

(d)	Investments in affiliates during the year ended December 31, 2010:

			Sales cost/
	Beginning	Purchase	proceeds	Realized	Ending	Dividends or
Issuer	cost	cost	from sales	gain/loss	cost	interest income	Value
Columbia Short-Term Cash Fund	$7,500	$429,208,793	$(393,488,414)	$—	$35,727,879	$45,778	$35,727,879

(e)	The rate shown is the seven-day current annualized yield at December 31, 2010.

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.400%)
Security description	Value
Fannie Mae Interest Strip	$160,155
Fannie Mae Pool	437,394
Fannie Mae Principal Strip	5,231
Fannie Mae REMICS	293,198
Federal Farm Credit Bank	272,685
Federal Home Loan Banks	488,537
Federal Home Loan Mortgage Corp	36,653
Federal National Mortgage Association	423,596
FHLMC Structured Pass Through Securities	173,399
Freddie Mac Non Gold Pool	419,859
Freddie Mac Reference REMIC	2,826
Freddie Mac REMICS	257,696
Freddie Mac Strips	75,992
Ginnie Mae I Pool	49,118
Ginnie Mae II Pool	272,271
Government National Mortgage Association	109,545
United States Treasury Inflation Indexed Bonds	15,057
United States Treasury Note/Bond	1,196,525
United States Treasury Strip Coupon	357,636
United States Treasury Strip Principal	52,627

Total market value of collateral securities	$5,100,000

See accompanying Notes to Financial Statements.

194  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Citigroup Global Markets, Inc. (0.160%)
Security description	Value
Fannie Mae Benchmark REMIC	$24,839
Fannie Mae REMICS	1,679,992
Fannie Mae Whole Loan	42,738
Fannie Mae-Aces	3,263
Freddie Mac Reference REMIC	116,411
Freddie Mac REMICS	2,566,630
Government National Mortgage Association	666,127

Total market value of collateral securities	$5,100,000

Goldman Sachs & Co. (0.170%)
Security description	Value
Government National Mortgage Association	$6,529,874

Total market value of collateral securities	$6,529,874

Merrill Lynch Government Securities Income (0.250%)
Security description	Value
Fannie Mae REMICS	$1,728,577
Freddie Mac REMICS	7,451,439

Total market value of collateral securities	$9,180,016

Mizuho Securities USA, Inc. (0.500%)
Security description	Value
Fannie Mae Grantor Trust	$2,469
Fannie Mae Pool	2,074,775
Fannie Mae REMICS	214,119
Fannie Mae Whole Loan	5,817
Federal Farm Credit Bank	3,332
Federal Home Loan Banks	86,452
Federal Home Loan Mortgage Corp	13,315
FHLMC Structured Pass Through Securities	12,611
Freddie Mac Gold Pool	1,087,172
Freddie Mac Non Gold Pool	128,998
Freddie Mac REMICS	239,699
Ginnie Mae II Pool	175,519
Government National Mortgage Association	325,572
United States Treasury Note/Bond	730,150

Total market value of collateral securities	$5,100,000

Pershing LLC (0.450%)
Security description	Value
Fannie Mae Pool	$5,193,059
Fannie Mae REMICS	1,170,920
Freddie Mac Gold Pool	444,184
Freddie Mac REMICS	1,545,473
Ginnie Mae I Pool	395,584
Government National Mortgage Association	1,450,780

Total market value of collateral securities	$10,200,000

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  195

Portfolio of Investments (continued)  VP – Columbia Wanger International Equities Fund

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen

See accompanying Notes to Financial Statements.

196  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  197

Portfolio of Investments (continued)  VP – Columbia Wanger International Equities Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Fair value at December 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$12,960,188	$62,949,324	$—	$75,909,512
Consumer Staples	4,835,888	18,796,623	—	23,632,511
Energy	24,686,414	7,380,084	—	32,066,498
Financials	838,599	57,961,350	—	58,799,949
Health Care	7,868,093	25,195,316	—	33,063,409
Industrials	19,709,900	116,722,514	—	136,432,414
Information Technology	—	43,049,187	—	43,049,187
Materials	14,380,417	33,103,381	—	47,483,798
Telecommunication Services	—	2,263,767	—	2,263,767
Utilities	—	8,859,242	—	8,859,242
Preferred Stocks
Materials	4,520,313	—	—	4,520,313
Rights
Materials	187,239	—	—	187,239

Total Equity Securities	89,987,051	376,280,788	—	466,267,839

Other
Affiliated Money Market Fund(c)	35,727,879	—	—	35,727,879
Investments of Cash Collateral Received for Securities on Loan	—	51,901,837	—	51,901,837

Total Other	35,727,879	51,901,837	—	87,629,716

Investments in Securities	125,714,930	428,182,625	—	553,897,555
Derivatives(d)
Assets
Forward Foreign Currency Exchange Contracts	—	371	—	371
Liabilities
Forward Foreign Currency Exchange Contracts	—	(4,110)	—	(4,110)

Total	$125,714,930	$428,178,886	$—	$553,893,816

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2010.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Financial Statements.

198  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Portfolio of Investments
VP – Columbia Wanger U.S. Equities Fund
December 31, 2010
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (100.3%)

CONSUMER DISCRETIONARY (15.2%)

Auto Components (0.5%)
Drew Industries, Inc. (a)	127,000	$2,885,440

Automobiles (0.3%)
Thor Industries, Inc. (a)	50,000	1,698,000

Distributors (0.5%)
Pool Corp. (a)	153,000	3,448,620

Diversified Consumer Services (0.5%)
ITT Educational Services, Inc. (a)(b)	47,700	3,038,013

Hotels, Restaurants & Leisure (5.2%)
Bally Technologies, Inc. (a)(b)	156,000	6,581,640
Bravo Brio Restaurant Group, Inc. (b)	14,800	283,716
Gaylord Entertainment Co. (a)(b)	362,000	13,010,280
Life Time Fitness, Inc. (a)(b)	99,000	4,058,010
Penn National Gaming, Inc. (b)	134,000	4,710,100
PF Chang’s China Bistro, Inc. (a)	4,000	193,840
Pinnacle Entertainment, Inc. (a)(b)	287,000	4,023,740
WMS Industries, Inc. (b)	27,000	1,221,480

Total		34,082,806

Household Durables (0.7%)
Cavco Industries, Inc. (a)(b)	66,000	3,081,540
Jarden Corp.	57,000	1,759,590

Total		4,841,130

Internet & Catalog Retail (0.7%)
Gaiam, Inc., Class A	8,000	61,600
Shutterfly, Inc. (a)(b)	134,000	4,694,020

Total		4,755,620

Media (0.2%)
Entravision Communications Corp., Class A (b)	301,000	773,570
Salem Communications Corp., Class A	192,000	608,640
Spanish Broadcasting System, Inc., Class A (b)	176,000	124,608

Total		1,506,818

Multiline Retail (0.5%)
Saks, Inc. (a)(b)	315,000	3,370,500

Specialty Retail (3.2%)
Aaron’s, Inc. (a)	47,000	958,330
Abercrombie & Fitch Co., Class A	164,000	9,451,320
Chico’s FAS, Inc.	213,000	2,562,390
Coldwater Creek, Inc. (a)(b)	51,700	163,889
Express, Inc.	37,100	697,480
Pier 1 Imports, Inc. (a)(b)	247,000	2,593,500
Talbots, Inc. (a)(b)	164,000	1,397,280
Urban Outfitters, Inc. (a)(b)	68,000	2,435,080
Wet Seal, Inc. (The), Class A (a)(b)	241,800	894,660

Total		21,153,929

Textiles, Apparel & Luxury Goods (2.9%)
Deckers Outdoor Corp. (b)	16,000	1,275,840
Lululemon Athletica, Inc. (a)(b)	167,000	11,426,140
True Religion Apparel, Inc. (a)(b)	103,300	2,299,458
Warnaco Group, Inc. (The) (b)	70,000	3,854,900

Total		18,856,338

TOTAL CONSUMER DISCRETIONARY		99,637,214

CONSUMER STAPLES (0.6%)

Food & Staples Retailing (—%)
Fresh Market, Inc. (The) (b)	5,000	206,000

Food Products (0.6%)
Diamond Foods, Inc. (a)	71,000	3,775,780

TOTAL CONSUMER STAPLES		3,981,780

ENERGY (9.9%)

Energy Equipment & Services (5.8%)
Atwood Oceanics, Inc. (a)(b)	282,900	10,571,973
Bristow Group, Inc. (a)(b)	70,000	3,314,500
Core Laboratories NV (a)	40,000	3,562,000
Exterran Holdings, Inc. (a)(b)	79,000	1,892,050
FMC Technologies, Inc. (b)	202,400	17,995,384
Tesco Corp. (a)(b)	37,000	587,560

Total		37,923,467

Oil, Gas & Consumable Fuels (4.1%)
Carrizo Oil & Gas, Inc. (a)(b)	155,000	5,345,950
EQT Corp.	14,000	627,760
Houston American Energy Corp. (a)	103,100	1,865,079
Northern Oil and Gas, Inc. (b)	72,000	1,959,120
Oasis Petroleum, Inc. (b)	6,500	176,280
Quicksilver Resources, Inc. (a)(b)	183,000	2,697,420
Rosetta Resources, Inc. (a)(b)	41,000	1,543,240
SM Energy Co.	82,000	4,832,260
Swift Energy Co. (a)(b)	33,000	1,291,950
Ultra Petroleum Corp. (a)(b)	73,000	3,487,210
World Fuel Services Corp. (a)	94,000	3,399,040

Total		27,225,309

TOTAL ENERGY		65,148,776

FINANCIALS (14.4%)

Capital Markets (1.6%)
Eaton Vance Corp. (a)	99,000	2,992,770
Investment Technology Group, Inc. (a)(b)	54,000	883,980
MF Global Holdings Ltd. (a)(b)	265,000	2,215,400
SEI Investments Co.	185,000	4,401,150

Total		10,493,300

Commercial Banks (5.3%)
Associated Banc-Corp. (a)	143,000	2,166,450
City National Corp. (a)	37,000	2,270,320
CVB Financial Corp. (a)	80,000	693,600
First Busey Corp.	426,000	2,002,200
Green Bankshares, Inc. (a)(b)	83,709	267,869
Guaranty Bancorp (a)(b)	291,000	410,310
Lakeland Financial Corp. (a)	170,000	3,648,200
MB Financial, Inc. (a)	196,000	3,394,720
Pacific Continental Corp. (a)	155,295	1,562,267
Sandy Spring Bancorp, Inc. (a)	57,000	1,050,510
SVB Financial Group (a)(b)	64,000	3,395,200
TCF Financial Corp. (a)	271,000	4,013,510
Valley National Bancorp (a)	386,000	5,519,800
Whitney Holding Corp. (a)	251,000	3,551,650
Wilmington Trust Corp.	155,000	672,700

Total		34,619,306

Consumer Finance (0.1%)
World Acceptance Corp. (a)(b)	10,000	528,000

Diversified Financial Services (0.6%)
Leucadia National Corp.	148,000	4,318,640

Insurance (0.4%)
Tower Group, Inc. (a)	94,000	2,404,520

Real Estate Investment Trusts (REITs) (5.2%)
Associated Estates Realty Corp. (a)	162,000	2,476,980
BioMed Realty Trust, Inc. (a)	492,000	9,175,800
Corporate Office Properties Trust (a)	61,000	2,131,950
DCT Industrial Trust, Inc. (a)	202,000	1,072,620
Digital Realty Trust, Inc. (a)	18,000	927,720
DuPont Fabros Technology, Inc. (a)	94,000	1,999,380
Education Realty Trust, Inc. (a)	156,000	1,212,120
Extra Space Storage, Inc. (a)	413,000	7,186,200
Kilroy Realty Corp. (a)	99,000	3,610,530
Kite Realty Group Trust (a)	568,000	3,072,880
Macerich Co. (The)	37,000	1,752,690

Total		34,618,870

Real Estate Management & Development (0.4%)
St Joe Co. (The) (a)(b)	113,000	2,469,050

Thrifts & Mortgage Finance (0.8%)
Berkshire Hills Bancorp, Inc. (a)	81,000	1,790,100
Kaiser Federal Financial Group, Inc. (a)	21,541	249,445
Provident New York Bancorp	3,000	31,470
ViewPoint Financial Group (a)	298,600	3,490,634

Total		5,561,649

TOTAL FINANCIALS		95,013,335

HEALTH CARE (10.1%)

Biotechnology (5.6%)
Acorda Therapeutics, Inc. (a)(b)	49,900	1,360,274
Alexion Pharmaceuticals, Inc. (a)(b)	69,000	5,557,950
Allos Therapeutics, Inc. (a)(b)	410,000	1,890,100
Anthera Pharmaceuticals, Inc. (a)(b)	71,000	346,480
Array Biopharma, Inc. (b)	205,000	612,950
BioMarin Pharmaceutical, Inc. (a)(b)	135,400	3,646,322
Cepheid, Inc. (a)(b)	118,800	2,702,700
Chelsea Therapeutics International Ltd. (b)	230,000	1,725,000
Idenix Pharmaceuticals, Inc. (a)(b)	132,600	668,304
InterMune, Inc. (b)	39,600	1,441,440

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  199

Portfolio of Investments (continued)  VP – Columbia Wanger U.S. Equities Fund

Issuer	Shares	Value

Common Stocks (continued)

HEALTH CARE (CONT.)

Biotechnology (cont.)
Isis Pharmaceuticals, Inc. (a)(b)	252,000	$2,550,240
Micromet, Inc. (a)(b)	320,000	2,598,400
Nabi Biopharmaceuticals (a)(b)	75,300	435,987
Nanosphere, Inc. (a)(b)	92,700	404,172
NPS Pharmaceuticals, Inc. (b)	213,000	1,682,700
Onyx Pharmaceuticals, Inc. (a)(b)	74,000	2,728,380
Seattle Genetics, Inc. (a)(b)	190,000	2,840,500
United Therapeutics Corp. (a)(b)	57,000	3,603,540

Total		36,795,439

Health Care Equipment & Supplies (1.2%)
Alimera Sciences, Inc. (a)(b)	21,800	226,284
American Medical Systems Holdings, Inc. (a)(b)	32,000	603,520
Gen-Probe, Inc. (a)(b)	29,000	1,692,150
IDEXX Laboratories, Inc. (a)(b)	22,000	1,522,840
Neogen Corp. (b)	4,100	168,223
Sirona Dental Systems, Inc. (a)(b)	80,000	3,342,400

Total		7,555,417

Health Care Providers & Services (0.5%)
Health Management Associates, Inc., Class A (b)	261,500	2,494,710
Mednax, Inc. (b)	16,000	1,076,640

Total		3,571,350

Health Care Technology (0.2%)
Quality Systems, Inc. (a)	22,000	1,536,040

Life Sciences Tools & Services (1.9%)
eResearchTechnology, Inc. (a)(b)	16,000	117,600
Illumina, Inc. (a)(b)	10,000	633,400
Mettler-Toledo International, Inc. (b)	72,000	10,887,120
Pacific Biosciences of California, Inc. (a)(b)	43,300	688,903

Total		12,327,023

Pharmaceuticals (0.7%)
Akorn, Inc. (a)(b)	142,800	866,796
Auxilium Pharmaceuticals, Inc. (a)(b)	98,000	2,067,800
Nektar Therapeutics (a)(b)	111,000	1,426,350

Total		4,360,946

TOTAL HEALTH CARE		66,146,215

INDUSTRIALS (21.0%)

Aerospace & Defense (0.7%)
HEICO Corp., Class A	42,000	1,567,440
Moog, Inc., Class A (a)(b)	77,000	3,064,600

Total		4,632,040

Air Freight & Logistics (0.2%)
Forward Air Corp. (a)	43,000	1,220,340

Commercial Services & Supplies (2.1%)
Herman Miller, Inc. (a)	121,000	3,061,300
Knoll, Inc. (a)	419,000	7,009,870
McGrath Rentcorp (a)	136,100	3,568,542

Total		13,639,712

Electrical Equipment (5.0%)
Acuity Brands, Inc. (a)	119,500	6,891,565
AMETEK, Inc.	376,500	14,777,625
GrafTech International Ltd. (b)	189,900	3,767,616
II-VI, Inc. (a)(b)	156,000	7,232,160

Total		32,668,966

Machinery (9.4%)
Albany International Corp., Class A (a)	154,000	3,648,260
Donaldson Co., Inc.	175,000	10,199,000
ESCO Technologies, Inc. (a)	178,000	6,735,520
Kennametal, Inc. (a)	198,000	7,813,080
Mueller Water Products, Inc., Class A (a)	216,000	900,720
Nordson Corp. (a)	167,000	15,343,960
Oshkosh Corp. (b)	65,000	2,290,600
Pentair, Inc. (a)	190,000	6,936,900
Toro Co. (The)	20,000	1,232,800
WABCO Holdings, Inc. (b)	114,000	6,946,020

Total		62,046,860

Professional Services (0.6%)
GP Strategies Corp. (a)(b)	129,000	1,320,960
Navigant Consulting, Inc. (a)(b)	175,000	1,610,000
RCM Technologies, Inc. (b)	233,000	1,081,120

Total		4,012,080

Road & Rail (1.7%)
Avis Budget Group, Inc. (a)(b)	373,500	5,811,660
Heartland Express, Inc. (a)	81,000	1,297,620
Hertz Global Holdings, Inc. (a)(b)	294,000	4,260,060

Total		11,369,340

Trading Companies & Distributors (1.3%)
CAI International, Inc. (a)(b)	91,000	1,783,600
GATX Corp. (a)	36,000	1,270,080
H&E Equipment Services, Inc. (a)(b)	58,800	680,316
Rush Enterprises, Inc., Class A (a)(b)	83,100	1,698,564
Rush Enterprises, Inc., Class B (b)	32,000	575,360
Textainer Group Holdings Ltd. (a)	80,000	2,279,200

Total		8,287,120

TOTAL INDUSTRIALS		137,876,458

INFORMATION TECHNOLOGY (24.3%)

Communications Equipment (4.0%)
Blue Coat Systems, Inc. (a)(b)	130,000	3,883,100
Finisar Corp. (a)(b)	399,800	11,870,062
Infinera Corp. (a)(b)	158,000	1,632,140
Ixia (a)(b)	92,000	1,543,760
Netgear, Inc. (a)(b)	77,000	2,593,360
Polycom, Inc. (a)(b)	127,000	4,950,460

Total		26,472,882

Electronic Equipment, Instruments & Components (3.8%)
Amphenol Corp., Class A	119,000	6,280,820
IPG Photonics Corp. (a)(b)	448,000	14,165,760
Plexus Corp. (a)(b)	125,000	3,867,500
Sanmina-SCI Corp. (a)(b)	85,000	975,800

Total		25,289,880

Internet Software & Services (0.9%)
Constant Contact, Inc. (a)(b)	37,000	1,146,630
Equinix, Inc. (a)(b)	23,000	1,868,980
SPS Commerce, Inc. (b)	117,000	1,848,600
TheStreet.com, Inc.	344,000	918,480

Total		5,782,690

IT Services (1.7%)
Acxiom Corp. (a)(b)	62,000	1,063,300
ExlService Holdings, Inc. (a)(b)	201,900	4,336,812
Global Payments, Inc. (a)	53,000	2,449,130
Hackett Group, Inc. (The) (a)(b)	218,000	765,180
Jack Henry & Associates, Inc.	47,000	1,370,050
SRA International, Inc., Class A (a)(b)	55,000	1,124,750

Total		11,109,222

Office Electronics (0.6%)
Zebra Technologies Corp., Class A (a)(b)	106,000	4,026,940

Semiconductors & Semiconductor Equipment (5.1%)
Applied Micro Circuits Corp. (a)(b)	174,000	1,858,320
Atmel Corp. (b)	761,000	9,375,520
Entegris, Inc. (a)(b)	604,000	4,511,880
Microsemi Corp. (a)(b)	293,000	6,709,700
Monolithic Power Systems, Inc. (a)(b)	188,000	3,105,760
ON Semiconductor Corp. (b)	415,800	4,108,104
Pericom Semiconductor Corp. (a)(b)	117,000	1,284,660
Supertex, Inc. (a)(b)	94,000	2,272,920

Total		33,226,864

Software (8.2%)
Advent Software, Inc. (a)(b)	84,500	4,894,240
ANSYS, Inc. (b)	148,000	7,706,360
Ariba, Inc. (a)(b)	100,000	2,349,000
Blackbaud, Inc. (a)	159,000	4,118,100
Blackboard, Inc. (a)(b)	53,500	2,209,550
Concur Technologies, Inc. (a)(b)	82,000	4,258,260
Informatica Corp. (a)(b)	295,000	12,988,850
MICROS Systems, Inc. (b)	305,000	13,377,300
NetSuite, Inc. (b)	15,000	375,000
NICE Systems Ltd., ADR (a)(b)	31,000	1,081,900
Tyler Technologies, Inc. (a)(b)	13,000	269,880

Total		53,628,440

TOTAL INFORMATION TECHNOLOGY		159,536,918

MATERIALS (0.6%)

Chemicals (0.6%)
Albemarle Corp.	71,000	3,960,380

Metals & Mining (—%)
Augusta Resource Corp. (b)	75,000	285,750

TOTAL MATERIALS		4,246,130

TELECOMMUNICATION SERVICES (4.2%)

Diversified Telecommunication Services (3.1%)
AboveNet, Inc. (a)	80,600	4,711,876
Globalstar, Inc. (b)	31,000	44,950
PAETEC Holding Corp. (a)(b)	825,000	3,085,500
tw telecom, inc. (a)(b)	732,000	12,480,600

Total		20,322,926

See accompanying Notes to Financial Statements.

200  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)

TELECOMMUNICATION SERVICES (CONT.)
Wireless Telecommunication Services (1.1%)
Crown Castle International Corp. (b)	34,000	$1,490,220
SBA Communications Corp., Class A (b)	145,000	5,936,300

Total		7,426,520

TOTAL TELECOMMUNICATION SERVICES		27,749,446

Total Common Stocks
(Cost: $544,709,094)		$659,336,272

	Shares	Value

Money Market Fund (0.5%)

Columbia Short-Term Cash Fund, 0.229% (c)(d)	2,977,593	$2,977,593

Total Money Market Fund
(Cost: $2,977,593)		$2,977,593

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (24.9%)

Asset-Backed Commercial Paper (3.0%)
Antalis US Funding Corp.
01/10/11	0.360%	$4,999,450	$4,999,450
Belmont Funding LLC
01/18/11	0.500%	4,998,472	4,998,472
Grampian Funding LLC
01/31/11	0.300%	4,998,708	4,998,708
Rheingold Securitization
02/16/11	0.521%	4,993,356	4,993,356

Total			19,989,986

Certificates of Deposit (9.3%)
Barclays Bank PLC
02/23/11	0.425%	3,000,000	3,000,000
Credit Industrial et Commercial
02/22/11	0.395%	5,000,000	5,000,000
DZ Bank AG
01/18/11	0.330%	5,000,000	5,000,000
Development Bank of Singapore Ltd.
01/25/11	0.310%	5,000,000	5,000,000
02/17/11	0.300%	2,000,000	2,000,000
Erste Bank der Oesterreichischen Sparkassen AG
01/18/11	0.430%	5,000,000	5,000,000
KBC Bank NV
01/24/11	0.450%	7,000,000	7,000,000
Landesbank Hessen Thuringen
01/03/11	0.300%	7,000,031	7,000,031
Mitsubishi UFJ Trust and Banking Corp.
02/22/11	0.320%	5,000,000	5,000,000
Natixis
03/07/11	0.440%	5,000,000	5,000,000
Norinchukin Bank
01/25/11	0.330%	2,000,000	2,000,000
02/14/11	0.330%	5,000,000	5,000,000
United Overseas Bank Ltd.
01/18/11	0.330%	5,000,000	5,000,000

Total			61,000,031

Commercial Paper (1.7%)
Macquarie Bank Ltd.
02/09/11	0.375%	5,994,687	5,994,687
Suncorp Metway Ltd.
01/10/11	0.400%	4,998,167	4,998,167

Total			10,992,854

Repurchase Agreements (10.9%)
Barclays Capital, Inc. dated 10/13/10, matures 01/31/11, repurchase price $10,002,583 (e)
	0.300%	10,000,000	10,000,000
Citigroup Global Markets, Inc. dated 12/31/10, matures 01/03/11, repurchase price $10,000,133 (e)
	0.160%	10,000,000	10,000,000
Goldman Sachs & Co. dated 12/31/10, matures 01/03/11, repurchase price $5,518,887 (e)
	0.170%	5,518,809	5,518,809
Merrill Lynch Government Securities Income dated 12/31/10, matures 01/03/11, repurchase price $5,000,104 (e)
	0.250%	5,000,000	5,000,000
Mizuho Securities USA, Inc. dated 12/31/10, matures 01/03/11, repurchase price $3,000,125 (e)
	0.500%	3,000,000	3,000,000
Natixis Financial Products, Inc. dated 12/31/10, matures 01/03/11, repurchase price $10,000,292 (e)
	0.350%	10,000,000	10,000,000
Pershing LLC dated 12/31/10, matures 01/03/11, repurchase price $28,001,050 (e)
	0.450%	28,000,000	28,000,000

Total			71,518,809

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $163,501,680)			$163,501,680

Total Investments
(Cost: $711,188,367)			$825,815,545
Other Assets & Liabilities, Net			(168,262,912)

Net Assets			$657,552,633

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	At December 31, 2010, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Investments in affiliates during the year ended December 31, 2010:

			Sales cost/			Dividends
	Beginning	Purchase	proceeds	Realized	Ending	or interest
Issuer	cost	cost	from sales	gain/loss	cost	income	Value
Columbia Short-Term Cash Fund	$12,500	$565,069,564	$(562,104,471)	$—	$2,977,593	$16,110	$2,977,593

(d)	The rate shown is the seven-day current annualized yield at December 31, 2010.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  201

Portfolio of Investments (continued)  VP – Columbia Wanger U.S. Equities Fund

Notes to Portfolio of Investments (continued)

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.300%)
Security description	Value
Arabella Ltd	$50,397
Archer Daniels	518,468
ASB Finance Ltd	614,243
Banco Bilbao Vizcaya	1,658,123
Banco Bilbao Vizcaya Argentaria/New York NY	24,519
BP Capital Markets	308,146
BPCE	221,541
Central American Bank	1,920
Commonwealth Bank of Australia	311,935
Credit Agricole NA	512
Danske Corp	767,411
Electricite De France	1,270,764
European Investment Bank	1,709,846
Gdz Suez	263,954
Golden Funding Corp	18,171
Ing (US) Funding LLC	80
Natexis Banques	197,337
Nationwide Building	1,230,262
Natixis NY	96,000
Natixis US Finance Co	1,600
Prudential PLC	371,140
Silver Tower US Fund	4,800
Skandin Ens Banken	48,037
Societe Gen No Amer	799,593
Societe Generale NY	10,400
UBS Ag Stamford	801

Total market value of collateral securities	$10,500,000

Citigroup Global Markets, Inc. (0.160%)
Security description	Value
Fannie Mae Benchmark REMIC	$49,678
Fannie Mae REMICS	3,359,984
Fannie Mae Whole Loan	85,476
Fannie Mae-Aces	6,526
Freddie Mac Reference REMIC	232,822
Freddie Mac REMICS	5,133,260
Government National Mortgage Association	1,332,254

Total market value of collateral securities	$10,200,000

Goldman Sachs & Co. (0.170%)
Security description	Value
Government National Mortgage Association	$5,629,185

Total market value of collateral securities	$5,629,185

See accompanying Notes to Financial Statements.

202  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Merrill Lynch Government Securities Income (0.250%)
Security description	Value
Fannie Mae REMICS	$960,321
Freddie Mac REMICS	4,139,688

Total market value of collateral securities	$5,100,009

Mizuho Securities USA, Inc. (0.500%)
Security description	Value
Fannie Mae Grantor Trust	$1,482
Fannie Mae Pool	1,244,865
Fannie Mae REMICS	128,471
Fannie Mae Whole Loan	3,490
Federal Farm Credit Bank	1,999
Federal Home Loan Banks	51,871
Federal Home Loan Mortgage Corp	7,989
FHLMC Structured Pass Through Securities	7,567
Freddie Mac Gold Pool	652,303
Freddie Mac Non Gold Pool	77,399
Freddie Mac REMICS	143,820
Ginnie Mae II Pool	105,311
Government National Mortgage Association	195,343
United States Treasury Note/Bond	438,090

Total market value of collateral securities	$3,060,000

Natixis Financial Products, Inc. (0.350%)
Security description	Value
Fannie Mae Interest Strip	$458,899
Fannie Mae Pool	181,161
Fannie Mae REMICS	3,517,384
Freddie Mac Gold Pool	36,895
Freddie Mac Non Gold Pool	47,461
Freddie Mac REMICS	4,099,978
Freddie Mac Strips	341,535
Government National Mortgage Association	42,337
United States Treasury Note/Bond	1,474,647

Total market value of collateral securities	$10,200,297

Pershing LLC (0.450%)
Security description	Value
Fannie Mae Pool	$14,540,567
Fannie Mae REMICS	3,278,577
Freddie Mac Gold Pool	1,243,716
Freddie Mac REMICS	4,327,323
Ginnie Mae I Pool	1,107,634
Government National Mortgage Association	4,062,183

Total market value of collateral securities	$28,560,000

Abbreviation Legend

ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  203

Portfolio of Investments (continued)  VP – Columbia Wanger U.S. Equities Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See accompanying Notes to Financial Statements.

204  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Fair value at December 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$99,637,214	$—	$—	$99,637,214
Consumer Staples	3,981,780	—	—	3,981,780
Energy	65,148,776	—	—	65,148,776
Financials	95,013,335	—	—	95,013,335
Health Care	66,146,215	—	—	66,146,215
Industrials	137,876,458	—	—	137,876,458
Information Technology	159,536,918	—	—	159,536,918
Materials	4,246,130	—	—	4,246,130
Telecommunication Services	27,749,446	—	—	27,749,446

Total Equity Securities	659,336,272	—	—	659,336,272

Other
Affiliated Money Market Fund(c)	2,977,593	—	—	2,977,593
Investments of Cash Collateral Received for Securities on Loan	—	163,501,680	—	163,501,680

Total Other	2,977,593	163,501,680	—	166,479,273

Total	$662,313,865	$163,501,680	$—	$825,815,545

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2010.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  205

Portfolio of Investments
VP – Eaton Vance Floating-Rate Income Fund
December 31, 2010
(Percentages represent value of investments compared to net assets)

	Coupon	Principal
Borrower	rate	amount	Value

Senior Loans (a) (95.4%)
AEROSPACE & DEFENSE (1.7%)
DAE Aviation Holdings, Inc. Tranche B1 Term Loan (b)
07/31/14	4.040%	$1,520,283	$1,491,778
Hawker Beechcraft Acquisition Co. LLC (b) Letter of Credit
03/26/14	0.203-2.303%	224,551	196,354
Term Loan
03/26/14	2.261%	3,746,258	3,275,840
IAP Worldwide Services, Inc. 1st Lien Term Loan (b)
12/30/12	8.250%	1,495,579	1,488,550
Standard Aero Ltd. Tranche B2 Term Loan (b)
07/31/14	4.040%	1,468,335	1,440,803
TransDigm, Inc. Term Loan (b)
12/06/16	5.000%	3,000,000	3,026,910
Triumph Group, Inc. Term Loan (b)
06/16/16	4.500%	523,688	526,798
Wesco Aircraft Hardware Corp. 1st Lien Term Loan (b)
09/30/13	2.520%	979,476	976,538
Wyle Services Corp. Term Loan (b)
03/25/16	7.750%	748,123	747,660

Total		13,171,231

AUTOMOTIVE (3.5%)
Allison Transmission, Inc. Term Loan (b)
08/07/14	3.020-3.040%	4,902,605	4,794,356
Armored AutoGroup, Inc. Term Loan (b)
11/05/16	6.000%	2,025,000	2,023,745
Autotrader.com, Inc. Tranche B Term Loan (b)(c)
TBD	TBD	1,000,000	1,004,580
Federal-Mogul Corp. (b) Tranche B Term Loan
12/29/14	2.198-2.208%	3,944,175	3,702,594
Tranche C Term Loan
12/28/15	2.198-2.208%	2,012,334	1,889,078
Ford Motor Co. (b) Tranche B1 Term Loan
12/15/13	3.020-3.040%	3,858,548	3,849,827
Tranche B2 Term Loan
12/15/13	3.020%	415,178	412,131
Ford Motor Co. (b)(c) Tranche B2 Term Loan
TBD	TBD	832,453	826,343
Goodyear Engineered Product (b)(c) Delayed Draw Term Loan
TBD	TBD	250,564	222,062
Term Loan
TBD	TBD	1,749,436	1,550,438
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan (b)
04/30/14	1.960%	5,000,000	4,864,300
Metaldyne LLC Term Loan (b)
10/22/16	7.750%	798,000	803,985
Tenneco, Inc. Tranche B Term Loan (b)
06/03/16	5.053%	1,990,000	2,006,576

Total		27,950,015

BROKERAGE (1.2%)
Grosvenor Capital Management Holdings LLLP Tranche C Term Loan (b)
12/05/16	4.313%	1,098,514	1,087,529
LPL Holdings, Inc. (b) Term Loan
06/25/15	4.250%	2,977,500	2,984,943
06/28/17	5.250%	1,960,188	1,969,989
Nuveen Investments, Inc. 1st Lien Term Loan (b)
11/13/14	3.288-3.303%	4,000,000	3,815,000

Total		9,857,461

BUILDING MATERIALS (0.5%)
Beacon Sales Acquisition, Inc. Tranche B Term Loan (b)
09/30/13	2.261-2.290%	927,236	889,572
Building Materials Corp. of America Term Loan (b)
02/22/14	3.063%	1,584,338	1,587,634
Goodman Global, Inc. 1st Lien Term Loan (b)
10/28/16	5.750%	1,571,063	1,577,205

Total		4,054,411

CHEMICALS (6.9%)
AZ Chem US, Inc. Term Loan (b)
11/21/16	6.750%	494,681	500,093
Brenntag Holding Gmbh & Co. KG (b) Tranche 1 Term Loan
01/20/14	3.761-4.227%	687,400	686,753
Tranche B2 Term Loan
01/20/14	3.761-3.788%	4,312,600	4,316,654
Brenntag Holding Gmbh & Co. KG (b)(c) Tranche 1 Term Loan
TBD	TBD	137,480	137,351
Tranche B2 Term Loan
TBD	TBD	862,520	863,331
CF Industries, Inc. Tranche B1 Term Loan (b)
04/05/15	4.250%	1,730,086	1,737,369
Celanese US Holdings LLC Tranche C Term Loan (b)
10/31/16	3.290%	3,511,114	3,524,281
Hexion Specialty Chemicals, Inc. (b) Tranche C1B Term Loan
05/05/15	4.063%	2,803,307	2,773,536
Tranche C2B Term Loan
05/05/15	4.063%	1,176,370	1,163,877
Tranche C4B Term Loan
05/05/15	4.063%	994,824	982,389
Tranche C7B Term Loan
05/05/15	4.063%	944,593	928,062
Huntsman International LLC (b) Tranche B Term Loan
04/19/14	1.771-1.788%	1,880,420	1,847,513
Tranche C Term Loan
06/30/16	2.511-2.521%	5,641,260	5,578,811
ISP Chemco LLC Term Loan (b)
06/04/14	1.813%	4,465,296	4,403,898
Ineos US Finance LLC (b) Tranche B2 Term Loan
12/16/13	7.500%	3,284,264	3,374,582
Tranche C2 Term Loan
12/16/14	8.000%	3,553,360	3,668,844
Matrix Acquisition Corp. Tranche B Term Loan (b)
04/12/14	2.261%	2,473,024	2,350,411
Millenium Chemicals 1st Lien Term Loan (b)
05/15/14	2.553%	1,984,655	1,967,289
Momentive Performance Materials Tranche B1 Term Loan (b)
12/04/13	2.563%	992,248	965,845
Nalco Co. Tranche B1 Term Loan (b)
10/05/17	4.500%	1,197,000	1,206,875
Omnova Solutions, Inc. Term Loan (b)
05/31/17	5.750%	2,475,000	2,493,562
Polymer Group, Inc. Tranche 2 Term Loan (b)
11/22/14	7.000%	1,979,460	1,978,174
Rockwood Specialties Group, Inc. Tranche H Term Loan (b)
05/15/14	6.000%	1,183,852	1,188,587
Solutia, Inc. Term Loan (b)
03/17/17	4.500%	3,162,868	3,177,796

See accompanying Notes to Financial Statements.

206  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Coupon	Principal
Borrower	rate	amount	Value

Senior Loans (a) (continued)

CHEMICALS (CONT.)
Styron SARL Term Loan (b)
06/17/16	7.500%	$2,376,716	$2,409,396

Total		54,225,279

CONSTRUCTION MACHINERY (0.2%)
Manitowoc Co., Inc. (The) Tranche B Term Loan (b)
11/06/14	8.000%	1,623,291	1,641,959

CONSUMER CYCLICAL SERVICES (3.8%)
Adesa, Inc. Term Loan (b)
10/21/13	3.020%	3,754,016	3,732,919
Affinion Group, Inc. Tranche B Term Loan (b)
10/09/16	5.000%	4,962,500	4,943,891
Brickman Group Holdings, Inc. Tranche B Term Loan (b)
10/14/16	7.250%	2,025,000	2,047,781
Live Nation Entertainment, Inc. Tranche B Term Loan (b)
11/07/16	4.500%	4,969,975	4,959,637
Protection One, Inc. Term Loan (b)
06/04/16	6.000%	3,836,410	3,836,410
ServiceMaster Co. (The) (b) Delayed Draw Term Loan
07/24/14	2.770%	180,432	172,956
Term Loan
07/24/14	2.760-2.810%	1,811,830	1,736,767
Travelport LLC (b) Delayed Draw Term Loan
08/21/15	4.963%	4,961,439	4,643,610
Tranche S Term Loan
08/21/15	4.963%	153,677	143,832
West Corp. (b) Tranche B2 Term Loan
10/24/13	2.636-2.832%	258,613	256,154
Tranche B4 Term Loan
07/15/16	4.511-4.707%	2,976,804	2,983,323
Tranche B5 Term Loan
07/15/16	4.511-4.707%	633,700	635,088

Total		30,092,368

CONSUMER PRODUCTS (2.3%)
Amscan Holdings, Inc. Term Loan (b)
12/02/17	6.750-7.500%	1,371,563	1,370,986
Jarden Corp. Tranche B5 Term Loan (b)
01/26/15	3.553%	2,977,014	2,993,566
NBTY, Inc. (b) Tranche B Term Loan
10/01/17	6.250%	1,800,000	1,823,400
NBTY, Inc. (b)(c) Tranche B Term Loan
TBD	TBD	4,000,000	4,052,000
National Bedding Co. LLC Term Loan (b)
11/28/13	3.813-5.750%	1,776,160	1,752,484
Prestige Brands, Inc. Term Loan (b)
03/24/16	4.750%	963,333	968,950
Spectrum Brands, Inc. Term Loan (b)
06/16/16	8.000%	4,533,333	4,620,781
Visant Corp. Tranche B Term Loan (b)
12/22/16	7.000%	922,688	932,837

Total		18,515,004

DIVERSIFIED MANUFACTURING (2.2%)
Acosta, Inc. Term Loan (b)
07/28/13	2.520%	2,984,416	2,936,665
Altegrity, Inc. (b) Term Loan
02/21/15	3.054%	1,984,576	1,882,032
Tranche D Term Loan
02/21/15	7.750%	671,624	677,502
BakerCorp Tranche C Term Loan (b)
05/08/14	4.786-4.788%	1,235,586	1,221,302
Brand Energy & Infrastructure Services, Inc. (b) Tranche B 1st Lien Term Loan
02/07/14	2.563%	1,000,000	959,170
Tranche B2 1st Lien Term Loan
02/07/14	3.563%	2,000,000	1,925,000
General Chemical Corp. Tranche B Term Loan (b)
10/06/15	6.750-7.250%	523,687	529,799
New Customer Service Term Loan (b)
03/23/16	6.000%	2,849,218	2,830,698
Pelican Products, Inc. Term Loan (b)
11/30/16	5.750%	700,000	702,191
Pinafore LLC/Inc. Tranche B Term Loan (b)
09/29/16	6.250%	1,849,915	1,873,280
RGIS Services LLC (b) Delayed Draw Term Loan
04/30/14	2.803%	47,619	44,881
Tranche B Term Loan
04/30/14	2.803%	952,381	897,619
Vertrue, Inc. 1st Lien Term Loan (b)
08/16/14	3.310%	1,000,000	852,500

Total		17,332,639

ELECTRIC (2.7%)
Calpine Corp. Term Loan (b)
03/29/14	3.145%	1,518,652	1,515,433
Dynegy Holdings, Inc. (b) Letter of Credit
04/02/13	4.020%	6,480,070	6,415,269
Tranche B Term Loan
04/02/13	4.020%	516,309	511,146
Energy Future Holdings Tranche B2 Term Loan (b)
10/10/14	3.764%	3,969,231	3,066,231
NRG Energy, Inc. (b) Credit Linked Deposit
02/01/13	2.053%	1,190,983	1,180,561
08/31/15	3.553%	1,388,328	1,386,301
Term Loan
02/01/13	2.011-2.053%	1,765,612	1,750,164
08/31/15	3.553%	1,657,948	1,655,528
New Development Holdings LLC Term Loan (b)
07/03/17	7.000%	2,961,868	3,008,399
Pike Electric, Inc. Tranche B Term Loan (b)
07/01/12	2.063%	831,469	798,210

Total		21,287,242

ENTERTAINMENT (5.5%)
AMC Entertainment, Inc. Tranche B2 Term Loan (b)
12/15/16	3.511%	2,976,501	2,981,145
Bombardier Recreational Products, Inc. Term Loan (b)
06/28/13	3.270%	2,000,000	1,885,000
Carmike Cinemas, Inc. Term Loan (b)
01/27/16	5.500%	952,376	955,234
Cedar Fair LP Term Loan (b)
12/15/16	5.500%	3,342,107	3,372,754
Cinemark USA, Inc. Term Loan (b)
04/30/16	3.520-3.560%	7,939,850	7,973,356
ClubCorp Club Operations, Inc. Tranche B Term Loan (b)
11/30/16	6.000%	575,000	579,313
Miramax Film NY LLC Term Loan (b)
06/22/16	7.750%	975,000	979,875
National CineMedia LLC Term Loan (b)
02/13/15	2.060%	4,000,000	3,912,520
Regal Cinemas Corp. Term Loan (b)
11/19/16	3.803%	8,438,738	8,471,901
SW Acquisitions Co., Inc. Term Loan (b)
06/01/16	5.750%	5,930,075	5,970,874
Six Flags Theme Parks, Inc. Tranche B 1st Term Loan (b)
06/30/16	5.500%	2,560,065	2,580,059

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  207

Portfolio of Investments (continued)  VP – Eaton Vance Floating-Rate Income Fund

	Coupon	Principal
Borrower	rate	amount	Value

Senior Loans (a) (continued)
ENTERTAINMENT (CONT.)
Universal City Development Partners Ltd. Term Loan (b)
11/06/14	5.500%	$3,969,925	$4,003,828

Total		43,665,859

FOOD AND BEVERAGE (5.0%)
Advantage Sales & Marketing, Inc. 1st Lien Term Loan (b)
12/18/17	5.250%	2,800,000	2,805,264
Aramark Corp. (b) 1st Letter of Credit
01/26/14	0.111%	286,407	282,915
2nd Letter of Credit
07/26/16	0.111%	237,307	237,544
Term Loan
01/26/14	2.178%	3,555,280	3,511,941
Tranche B Term Loan
07/26/16	3.553%	3,608,407	3,612,015
Darling International, Inc. Term Loan (b)
12/17/16	5.000%	1,000,000	1,007,500
Dean Foods Co. (b) Tranche A Term Loan
04/02/12	1.270%	2,095,795	2,059,119
Tranche B Term Loan
04/02/14	1.810%	3,810,438	3,613,552
Dole Food Co., Inc. (b) Tranche B1 Term Loan
03/02/17	5.000-5.500%	1,139,576	1,145,890
Tranche C1 Term Loan
03/02/17	5.000-5.500%	2,830,423	2,846,104
Dunkin’ Brands, Inc. Tranche B Term Loan (b)
11/23/17	5.750%	5,350,000	5,410,937
Earthbound Holdings III LLC Term Loan (b)
12/21/16	7.250%	675,000	679,644
Green Mountain Coffee Roasters, Inc. Tranche B Term Loan (b)(c)
TBD	TBD	1,000,000	999,170
Pierre Foods, Inc. 1st Lien Term Loan (b)
09/30/16	7.000-7.500%	1,075,000	1,074,108
Pinnacle Foods Finance LLC (b) Term Loan
04/02/14	2.761%	3,350,112	3,281,033
Tranche D Term Loan
04/02/14	6.000%	707,586	715,249
Sagittarius Restaurants LLC Term Loan (b)
05/18/15	7.500-7.750%	484,687	484,082
U.S. Foodservice Term Loan (b)
07/03/14	2.760%	1,496,124	1,368,579
WM. Bolthouse Farms, Inc. 1st Lien Term Loan (b)
02/11/16	5.500-5.750%	4,694,440	4,732,605

Total		39,867,251

GAMING (2.0%)
Ameristar Casinos, Inc. Term Loan (b)
11/10/12	3.539%	1,984,334	1,982,469
Caesars Entertainment Operating Co., Inc. (b) Tranche B1 Term Loan
01/28/15	3.288-3.303%	2,000,000	1,804,500
Tranche B3 Term Loan
01/28/15	3.288%	1,981,181	1,787,520
Isle of Capri Casinos, Inc. (b) Term Loan
11/25/13	5.000%	3,117,603	3,114,361
Tranche A Delayed Draw Term Loan
11/25/13	5.000%	1,096,815	1,095,674
Tranche B Delayed Draw Term Loan
11/25/13	5.000%	1,247,041	1,245,745
Las Vegas Sands LLC (b)(c) Tranche B Term Loan
TBD	TBD	1,666,667	1,617,267
Tranche I Delayed Draw Term Loan
TBD	TBD	333,333	323,453
Penn National Gaming, Inc. Tranche B Term Loan (b)
10/03/12	2.010-2.040%	1,000,000	994,380
VML US Finance LLC (b) Term Loan
05/28/13	4.800%	496,986	496,309
Tranche B Delayed Draw Term Loan
05/25/12	4.800%	362,830	362,337
Tranche B Term Loan
05/27/13	4.800%	628,154	627,299

Total		15,451,314

GAS DISTRIBUTORS (0.4%)
Obsidian Natural Gas Trust Term Loan (b)
11/02/15	7.000%	3,100,000	3,131,000

HEALTH CARE (13.0%)
1-800 Contacts, Inc. Term Loan (b)
03/04/15	7.700%	1,360,783	1,343,773
Alliance HealthCare Services, Inc. Term Loan (b)
06/01/16	5.500%	1,980,000	1,977,525
Bausch & Lomb, Inc. (b) Delayed Draw Term Loan
04/24/15	3.511%	793,792	790,712
Term Loan
04/24/15	3.511-3.553%	3,269,255	3,256,570
Biomet, Inc. Term Loan (b)
03/25/15	3.261-3.303%	7,938,461	7,907,740
Bright Horizons Family Solutions, Inc. Tranche B Term Loan (b)
05/28/15	7.500%	1,994,885	1,998,795
Carestream Health 1st Lien Term Loan (b)
04/30/13	2.261%	5,200,000	5,088,876
Community Health Systems, Inc. (b) Delayed Draw Term Loan
07/25/14	2.544%	351,384	342,423
Term Loan
07/25/14	2.544%	6,782,938	6,609,973
01/25/17	3.794%	2,933,851	2,920,179
ConvaTec, Inc. Term Loan (b)
12/22/16	5.750%	625,000	630,469
DJO Finance LLC Term Loan (b)
05/20/14	3.261%	2,724,913	2,677,227
DaVita, Inc. Tranche B Term Loan (b)
10/20/16	4.500%	2,625,000	2,645,921
Emdeon Business Services LLC 1st Lien Term Loan (b)
11/18/13	2.270%	4,958,636	4,906,967
Fresenius SE (b) Tranche C1 Term Loan
09/10/14	4.500%	2,327,406	2,340,789
Tranche C2 Term Loan
09/10/14	4.500%	1,623,962	1,633,299
HCA, Inc. (b) Tranche B1 Term Loan
11/18/13	2.553%	3,000,000	2,969,460
Tranche B2 Term Loan
03/31/17	3.553%	6,000,000	5,991,240
Health Management Associates, Inc. Tranche B Term Loan (b)
02/28/14	2.053%	7,931,337	7,780,641
IMS Health, Inc. Tranche B Term Loan (b)
02/26/16	5.250%	5,000,000	5,044,650
Iasis Healthcare LLC (b) Delayed Draw Term Loan
03/14/14	2.261%	477,002	466,031
Synthetic
Letter of Credit
03/14/14	2.261%	130,462	127,461
Term Loan
03/14/14	2.261%	1,378,128	1,346,431
Inventiv Health, Inc. Tranche B Term Loan (b)
08/04/16	6.500%	671,624	676,030
Inverness Medical 1st Lien Term Loan (b)
06/26/14	2.261-2.266%	2,976,864	2,909,884

See accompanying Notes to Financial Statements.

208  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Coupon	Principal
Borrower	rate	amount	Value

Senior Loans (a) (continued)

HEALTH CARE (CONT.)
MedAssets, Inc. Term Loan (b)
11/16/16	5.250%	$1,825,000	$1,831,844
MultiPlan, Inc. Term Loan (b)
08/26/17	6.500%	4,095,000	4,130,831
Prime Healthcare Services, Inc. Tranche B Term Loan (b)
04/28/15	7.250%	1,989,987	1,920,338
Quintiles Transnational Corp. 1st Lien Tranche B Term Loan (b)
03/31/13	2.310%	2,976,503	2,946,738
Radnet Management, Inc. Tranche B Term Loan (b)
04/06/16	5.750-6.000%	992,500	984,441
Rehabcare Group, Inc. Tranche B Term Loan (b)
11/24/15	6.000%	2,576,441	2,586,103
Renal Advantage Holdings, Inc. (b) Tranche B Term Loan
12/17/16	5.750%	675,000	676,269
Renal Advantage Holdings, Inc. (b)(c) Tranche B Term Loan
TBD	TBD	1,000,000	1,001,880
Res-Care, Inc. Tranche B Term Loan (b)
12/22/16	6.250%	800,000	784,000
Select Medical Corp. (b) Tranche B Term Loan
02/24/12	2.284-4.250%	2,992,405	2,956,885
Tranche B1 Term Loan
08/22/14	4.034-6.000%	2,992,405	2,989,921
Universal Health Services, Inc. Tranche B Term Loan (b)
11/15/16	5.500%	1,900,000	1,925,536
Vanguard Health Holding Co. II LLC Term Loan (b)
01/29/16	5.000%	3,980,025	3,995,786

Total		103,113,638

LIFE INSURANCE (0.7%)
Alliant Holdings I, Inc. (b) Term Loan
08/21/14	3.303%	2,898,688	2,786,364
Alliant Holdings I, Inc. (b)(c) Tranche D Term Loan
TBD	TBD	1,000,000	1,005,000
CNO Financial Group, Inc. Term Loan (b)
09/30/16	7.500%	1,375,000	1,383,938

Total		5,175,302

MEDIA CABLE (6.7%)
Atlantic Broadband Finance LLC Tranche B Term Loan (b)
11/27/15	5.000%	1,254,782	1,262,939
Bresnan Broadband Holdings LLC Tranche B Term Loan (b)
12/14/17	4.500%	2,150,000	2,159,524
CSC Holdings LLC (b) Tranche B2 Term Loan
03/29/16	3.511%	1,984,375	1,989,654
Tranche B3 Term Loan
03/29/16	3.261%	3,970,000	3,969,007
CSC Holdings LLC (b)(c) Tranche B3 Term Loan
TBD	TBD	2,000,000	1,999,500
Cequel Communications LLC Term Loan (b)
11/05/13	2.265%	5,984,456	5,933,349
Charter Communications Operating LLC (b) Tranche B1 Term Loan
03/06/14	2.270%	1,249,304	1,231,602
Tranche C Term Loan
09/06/16	3.560%	6,949,862	6,818,301
Charter Communications Operating LLC (b)(c) Tranche C Term Loan
TBD	TBD	1,000,000	981,070
Insight Midwest Holdings LLC Tranche B Term Loan (b)
04/07/14	2.010-2.040%	2,758,025	2,682,179
Mediacom Communications Corp. (b) Tranche E Term Loan
10/23/17	4.500%	4,977,494	4,846,834
Tranche F Term Loan
10/23/17	4.500%	2,985,000	2,958,882
Midcontinent Communications Tranche B Term Loan (b)
12/31/16	6.250-6.750%	997,500	1,005,480
TWCC Holding Corp. Term Loan (b)
09/14/15	5.000%	5,919,883	5,950,430
UPC Financing Partnership (b) Tranche T Term Loan
12/30/16	4.251%	6,500,000	6,392,750
Tranche X Term Loan
12/31/17	4.251%	1,000,000	986,250
UPC Financing Partnership (b)(c) Tranche X Term Loan
TBD	TBD	1,500,000	1,479,375

Total		52,647,126

MEDIA NON-CABLE (4.4%)
Catalina Marketing Corp. Term Loan (b)
10/01/14	3.011%	997,274	989,795
Cengage Learning Acquisitions, Inc. Term Loan (b)
07/03/14	2.550%	1,989,731	1,874,704
Citadel Broadcasting Corp. Term Loan (b)
12/30/16	4.250%	1,500,000	1,504,695
FoxCo Acquisition Sub LLC Term Loan (b)
07/14/15	7.500%	1,993,629	1,976,684
Getty Images, Inc. Term Loan (b)
11/07/16	5.250%	4,738,125	4,773,661
Intelsat Corp. (b) Tranche B2A Term Loan
01/03/14	2.790%	2,986,793	2,979,326
Tranche B2B Term Loan
01/03/14	2.790%	2,985,872	2,978,407
Tranche B2C Term Loan
01/03/14	2.790%	2,985,872	2,978,407
Lodgenet Entertainment Corp. Term Loan (b)
04/04/14	2.310%	1,608,604	1,490,645
Nelson Education Ltd. 1st Lien Term Loan (b)
07/04/14	2.803%	1,454,765	1,291,104
Nielsen Finance LLC (b) Tranche A Term Loan
08/09/13	2.264%	4,880,448	4,831,642
Tranche B Term Loan
05/01/16	4.014%	1,989,981	1,986,657
Univision Communications, Inc. (b) 1st Lien Term Loan
03/31/17	4.511%	881,899	837,945
Term Loan
09/29/14	2.511%	881,899	847,726
Zuffa LLC Term Loan (b)
06/19/15	2.313%	3,798,288	3,722,323

Total		35,063,721

METALS (0.9%)
Fairmount Minerals Ltd. Tranche B Term Loan (b)
08/05/16	6.250-6.750%	844,839	858,922
John Maneely Co. Term Loan (b)
12/09/13	3.539%	4,164,215	4,080,930
Noranda Aluminum Acquisition Corp. Tranche B Term Loan (b)
05/18/14	2.011%	389,946	384,585
Novelis, Inc. Term Loan (b)(c)
TBD	TBD	2,000,000	2,024,060

Total		7,348,497

NON-CAPTIVE DIVERSIFIED (0.3%)
International Lease Finance Corp. Tranche 1 Term Loan (b)
03/17/15	6.750%	2,000,000	2,026,660

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  209

Portfolio of Investments (continued)  VP – Eaton Vance Floating-Rate Income Fund

	Coupon	Principal
Borrower	rate	amount	Value

Senior Loans (a) (continued)
OIL FIELD SERVICES (1.0%)
Ashmore Energy International (b) Synthetic Revolving Term Loan
03/30/12	3.308%	$380,394	$374,783
Term Loan
03/30/14	3.303%	2,328,545	2,294,199
Dresser, Inc. Tranche B Term Loan (b)
05/04/14	2.534%	2,000,000	1,993,760
Volnay Acquisition Co. I Tranche B2 Term Loan (b)
01/12/16	5.500%	2,956,522	2,958,384

Total		7,621,126

OTHER FINANCIAL INSTITUTIONS (0.9%)
Asset Acceptance Capital Corp. Tranche B Term Loan (b)
06/12/13	3.770-5.750%	1,988,831	1,914,249
Citco III Ltd. Tranche B Term Loan (b)(c)
TBD	TBD	2,910,848	2,806,553
Fifth Third Processing Solutions LLC Tranche B 1st Lien Term Loan (b)
11/03/16	5.500%	800,000	805,664
HarbourVest Partners LP Term Loan (b)
12/19/16	6.250%	1,200,000	1,198,500
Ikaria Acquisition, Inc. Term Loan (b)
05/14/16	7.000%	447,500	416,734

Total		7,141,700

OTHER INDUSTRY (3.2%)
Aquilex Holdings LLC Term Loan (b)
04/01/16	5.500%	884,392	880,704
Diversey, Inc. Tranche B Term Loan (b)
11/24/15	5.250%	4,300,327	4,323,162
Education Management LLC (b) Tranche C Term Loan
06/03/13	2.063%	3,688,644	3,587,206
Tranche C2 Term Loan
06/01/16	4.313%	3,490,676	3,413,881
Laureate Education, Inc. (b) Delayed Draw Term Loan
08/15/14	3.538%	258,440	242,343
Term Loan
08/15/14	3.538%	1,726,230	1,618,703
RE/MAX International LLC Term Loan (b)
04/16/16	5.500%	1,339,875	1,341,550
Rexnord LLC/RBS Global, Inc. (b) Tranche B1 Term Loan
07/19/13	2.813%	4,803,279	4,723,737
Tranche B2 Term Loan
07/19/13	2.563%	812,303	790,980
Rexnord LLC/RBS Global, Inc. (b)(c) Tranche B1 Term Loan
TBD	TBD	1,552,136	1,526,433
Sensus USA, Inc. Tranche B3 Term Loan (b)
06/03/13	7.000%	1,488,665	1,499,830
TriMas Co., LLC (b) Tranche B Term Loan
12/15/15	6.000%	1,262,575	1,265,732
Tranche B1 Term Loan
08/02/11	2.529%	94,264	94,499

Total		25,308,760

PACKAGING (2.5%)
Berry Plastics Holding Corp. Tranche C Term Loan (b)
04/03/15	2.284%	2,481,952	2,340,928
Bway Holding Co. Tranche B Term Loan (b)
06/16/17	5.500-6.000%	727,772	730,960
Consolidated Container LLC 1st Lien Term Loan (b)
03/28/14	2.500%	997,253	914,152
Graham Packaging Co., LP Tranche C Term Loan (b)
04/05/14	6.750%	1,984,848	2,007,595
Graphic Packaging International, Inc. (b) Term Loan
05/16/14	3.039-3.040%	4,703,023	4,681,483
Graphic Packaging International, Inc. (b)(c) Term Loan
TBD	TBD	945,453	941,123
ICL Industrial Containers ULC/ICL Contenants Industriels ULC Tranche C Term Loan (b)
06/16/17	5.500-6.000%	68,229	68,528
Kranson Industries, Inc. Tranche B Term Loan (b)
07/13/13	2.511%	219,682	209,247
Reynolds Group Holdings, Inc. (b) Term Loan
05/05/16	6.250%	2,962,500	2,979,534
05/05/16	6.750%	2,962,500	2,986,111
Tranche D Term Loan
05/05/16	6.500%	2,075,000	2,097,306

Total		19,956,967

PAPER (0.8%)
Georgia-Pacific LLC (b) Tranche B Term Loan
12/23/12	2.302-2.303%	2,179,116	2,177,025
Tranche C Term Loan
12/23/14	3.552-3.553%	3,968,722	3,983,603

Total		6,160,628

PHARMACEUTICALS (1.9%)
Catalent Pharma Solutions, Inc. Term Loan (b)
04/10/14	2.511%	1,994,832	1,907,060
Grifols, Inc. Tranche B Term Loan (b)(c)
TBD	TBD	1,825,000	1,842,903
Mylan, Inc. Tranche B Term Loan (b)
10/02/14	3.563%	1,364,035	1,369,136
VWR Funding, Inc. Term Loan (b)
06/30/14	2.761%	2,000,000	1,937,500
WC Luxco SARL Tranche B3 Term Loan (b)
02/22/16	6.500%	773,638	780,284
Warner Chilcott Co. LLC (b) Tranche A Term Loan
10/30/14	6.000%	2,440,208	2,443,259
Tranche B2 Term Loan
04/30/15	6.250%	2,010,856	2,023,423
Warner Chilcott Corp. (b) Term Loan
04/30/15	6.250%	1,121,959	1,128,971
Tranche B1 Term Loan
04/30/15	6.250%	1,207,589	1,215,137

Total		14,647,673

PROPERTY & CASUALTY (1.7%)
Asurion LLC (b) 1st Lien Term Loan
07/03/14	3.262-3.286%	5,763,808	5,485,704
Tranche B2 Term Loan
03/31/15	6.750%	1,200,000	1,202,700
HUB International Ltd. (b) Delayed Draw Term Loan
06/13/14	2.803%	182,115	176,469
Term Loan
06/13/14	2.803%	810,178	785,062
06/13/14	6.750%	2,977,386	2,989,803
USI Holdings Corp. (b) Tranche B Term Loan
05/04/14	2.770%	498,708	480,007
Tranche C Term Loan
05/04/14	7.000%	1,984,925	1,967,557

Total		13,087,302

REFINING (0.4%)
CITGO Petroleum Corp. (b) Tranche B Term Loan
06/24/15	8.000%	975,000	1,006,892
Tranche C Term Loan
06/24/17	9.000%	2,288,500	2,383,382

Total		3,390,274

REITS (0.1%)
MPT Operating Partnership LP Term Loan (b)
05/17/16	5.000%	995,000	988,782

RESTAURANTS (1.7%)
Burger King Corp. Tranche B Term Loan (b)
10/19/16	6.250%	4,450,000	4,513,724

See accompanying Notes to Financial Statements.

210  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Coupon	Principal
Borrower	rate	amount	Value

Senior Loans (a) (continued)

RESTAURANTS (CONT.)
Dave & Buster’s, Inc . Term Loan (b)
06/01/16	6.000%	$1,990,000	$1,982,537
DineEquity, Inc. Term Loan (b)
10/19/17	6.000%	2,532,000	2,567,575
OSI Restaurant Partners LLC (b) Term Loan
06/14/13	0.122-2.563%	331,928	316,341
06/14/14	2.263-5.000%	3,435,454	3,274,125
QCE LLC 1st Lien Term Loan (b)
05/05/13	5.010%	991,672	885,067

Total		13,539,369

RETAILERS (6.1%)
Dollar General Corp. (b) Tranche B1 Term Loan
07/07/14	3.010-3.038%	3,000,000	3,002,070
Tranche B2 Term Loan
07/07/14	3.010-3.011%	1,000,000	998,740
FTD Group, Inc. Tranche B Term Loan (b)
08/26/14	6.750%	1,662,865	1,662,865
General Nutrition Centers, Inc. Term Loan (b)
09/16/13	2.520-2.560%	6,000,000	5,943,780
Harbor Freight Tools USA, Inc./Central Purchasing LLC Tranche B Term Loan (b)
12/22/17	6.500%	1,750,000	1,744,890
JRD Holdings, Inc. Term Loan (b)
07/02/14	2.520%	4,725,000	4,677,750
Michaels Stores, Inc. Tranche B1 Term Loan (b)
10/31/13	2.563%	2,916,487	2,835,175
Neiman Marcus Group, Inc. (The) Tranche B2 Term Loan (b)
04/06/16	4.303%	4,768,146	4,716,745
Pep Boys-Manny, Moe & Jack (The) Term Loan (b)
10/27/13	2.300%	1,013,165	989,102
PetCo Animal Supplies, Inc. Term Loan (b)
11/24/17	6.000%	2,625,000	2,622,821
Pilot Travel Centers LLC Tranche B Term Loan (b)
06/30/16	5.250%	5,462,055	5,537,158
Rent-A-Center, Inc. Tranche B Term Loan (b)
03/31/15	3.310%	1,429,483	1,425,909
Rite Aid Corp. (b) Tranche 2 Term Loan
06/04/14	2.020%	3,983,358	3,628,999
Tranche 3 Term Loan
06/04/14	6.000%	4,981,008	4,941,559
Travelport LLC Tranche B Term Loan (b)
08/21/15	4.963%	846,323	792,108
Yankee Candle Co., Inc. Term Loan (b)
02/06/14	2.270%	2,706,801	2,675,863

Total		48,195,534

SUPERMARKETS (0.6%)
Roundy’s Supermarkets, Inc. Tranche B Term Loan (b)
11/03/13	3.758-3.768%	4,596,638	4,595,213

TECHNOLOGY (8.2%)
Activant Solutions, Inc. (b) Tranche B1 Term Loan
05/02/13	2.284-2.313%	230,612	226,191
Tranche B3 Term Loan
02/02/16	4.813%	1,380,549	1,365,018
Applied Systems, Inc. 1st Lien Term Loan (b)
12/08/16	5.500%	1,300,000	1,297,569
Aspect Software, Inc. Tranche B Term Loan (b)
05/07/16	6.250%	2,977,500	2,987,415
Booz Allen Hamilton, Inc. Tranche C Term Loan (b)
07/31/15	6.000%	992,481	996,620
CCC Information Services Group, Inc. Term Loan (b)
11/11/15	5.500%	1,350,000	1,359,288
CoreLogic, Inc. Term Loan (b)
04/12/16	4.750%	1,990,000	2,002,438
Dealer Computer Services, Inc. Term Loan (b)
04/21/17	5.250%	887,363	892,359
Fidelity National Information Services, Inc. Tranche B Term Loan (b)
07/18/16	5.250%	2,194,500	2,219,166
First Data Corp. Tranche B2 Term Loan (b)
09/24/14	3.011%	2,869,517	2,650,716
Freescale Semiconductor, Inc. Term Loan (b)
12/01/16	4.508%	2,974,320	2,869,594
Infor Enterprise Solutions Holdings, Inc. (b) 1st Lien Delayed Draw Term Loan
07/28/15	6.020%	1,036,112	991,217
1st Lien Term Loan
07/28/15	6.020%	1,950,908	1,866,376
Lender Processing Services, Inc. Tranche B Term Loan (b)
07/02/14	2.761%	1,580,680	1,526,667
MSCI, Inc. Term Loan (b)
06/01/16	4.750%	1,990,000	2,001,204
Microsemi Corp. Term Loan (b)
11/02/17	5.000%	750,000	754,373
Network Solutions LLC 1st Lien Term Loan (b)
03/07/14	2.520%	884,186	837,767
Orbitz Worldwide, Inc. Term Loan (b)
07/25/14	2.261-3.294%	2,000,000	1,863,760
Quantum Corp. Term Loan (b)
07/11/14	3.803%	695,689	690,040
SS&C Technologies, Inc./Sunshine Acquisition II, Inc. Term Loan (b)
11/23/12	2.270-2.310%	1,194,832	1,179,896
SSI Investments II Ltd. Term Loan (b)
05/26/17	6.500%	497,501	500,923
Sabre, Inc. Term Loan (b)
09/30/14	2.261-2.288%	4,997,625	4,560,333
Sensata Technology BV/Finance Co. LLC Term Loan (b)
04/27/13	2.038%	4,464,935	4,365,858
Shield Finance Co. SARL Tranche B Term Loan (b)
06/15/16	7.752%	788,000	784,060
Ship Luxco 3 SARL Tranche B2A Term Loan (b)(c)
TBD	TBD	1,000,000	1,004,380
Sitel LLC Term Loan (b)
01/30/14	5.790%	2,377,759	2,254,900
Softlayer Technologies, Inc. Tranche B Term Loan (b)
11/09/16	7.750%	575,000	573,321
Spansion LLC Term Loan (b)
02/09/15	6.500%	1,116,078	1,129,336
SunGard Data Systems, Inc. (b) Tranche A Term Loan
02/28/14	2.010-2.014%	489,000	476,076
Tranche B Term Loan
02/28/16	3.907-3.911%	9,250,561	9,181,182
Sunquest Information Systems, Inc. 1st Lien Term Loan (b)
12/16/16	6.250%	725,000	723,188
Trans Union LLC Term Loan (b)
06/15/17	6.750%	3,980,000	4,033,054
TriZetto Group, Inc. Tranche B1 Term Loan (b)
08/04/15	5.750%	997,500	1,002,486
VeriFone, Inc. Tranche B Term Loan (b)
10/31/13	3.020%	2,807,613	2,807,613

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  211

Portfolio of Investments (continued)  VP – Eaton Vance Floating-Rate Income Fund

	Coupon	Principal
Borrower	rate	amount	Value

Senior Loans (a) (continued)

TECHNOLOGY (CONT.)
Vertafore, Inc. Term Loan (b)
07/29/16	6.750%	$820,874	$824,208

Total		64,798,592

TEXTILE (0.3%)
Phillips-Van Heusen Corp. Tranche B Term Loan (b)
05/06/16	4.750%	2,602,732	2,634,616

TRANSPORTATION SERVICES (0.6%)
Hertz Corp. (The) (b) Letter of Credit
12/21/12	2.034%	778,731	771,637
Tranche B Term Loan
12/21/12	2.020%	4,189,688	4,151,521

Total		4,923,158

WIRELESS (0.8%)
MetroPCS Wireless, Inc. Tranche B1 Term Loan (b)
11/03/13	2.563%	1,984,455	1,979,494
Telesat Canada (b) Tranche I Term Loan
10/31/14	3.270%	3,655,342	3,637,065
Tranche II Term Loan
10/31/14	3.270%	313,980	312,410

Total		5,928,969

WIRELINES (0.7%)
Alaska Communications Systems Holdings, Inc. Term Loan (b)
10/21/16	5.500%	1,575,000	1,578,087
Windstream Corp. Tranche B2 Term Loan (b)
12/17/15	3.040%	3,969,850	3,985,967

Total		5,564,054

Total Senior Loans
(Cost: $742,038,539)			$754,100,694

	Shares	Value

Money Market Fund (7.2%)

Columbia Short-Term Cash Fund, 0.229% (d)(e)	56,641,419	$56,641,419

Total Money Market Fund
(Cost: $56,641,419)		$56,641,419

Total Investments
(Cost: $798,679,958)		$810,742,113
Other Assets & Liabilities, Net		(20,577,847)

Net Assets		$790,164,266

Notes to Portfolio of Investments

(a)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(b)	Variable rate security. The interest rate shown reflects the rate as of December 31, 2010.

(c)	Represents a senior loan purchased on a when-issued or delayed delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(d)	Investments in affiliates during the year ended December 31, 2010:

			Sales cost/			Dividends
	Beginning	Purchase	proceeds	Realized	Ending	or interest
Issuer	cost	cost	from sales	gain/loss	cost	income	Value
Columbia Short-Term Cash Fund	$528,992	$789,299,875	$(733,187,448)	$—	$56,641,419	$190,499	$56,641,419

(e)	The rate shown is the seven-day current annualized yield at December 31, 2010.

See accompanying Notes to Financial Statements.

212  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  213

Portfolio of Investments (continued)  VP – Eaton Vance Floating-Rate Income Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Fair value at December 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Senior Loans
Brokerage	$—	$8,769,932	$1,087,529	$9,857,461
Chemicals	—	52,314,828	1,910,451	54,225,279
Consumer Cyclical Services	—	26,255,958	3,836,410	30,092,368
Diversified Manufacturing	—	15,537,639	1,795,000	17,332,639
Electric	—	20,489,032	798,210	21,287,242
Entertainment	—	43,086,546	579,313	43,665,859
Gas Distributors	—	—	3,131,000	3,131,000
Health Care	—	100,409,300	2,704,338	103,113,638
Life Insurance	—	4,170,302	1,005,000	5,175,302
Media Non-Cable	—	31,341,398	3,722,323	35,063,721
Other Industry	—	22,448,699	2,860,061	25,308,760
Retailers	—	40,429,010	7,766,524	48,195,534
Technology	—	60,204,433	4,594,159	64,798,592
All Other Industries	—	292,853,299	—	292,853,299

Total Senior Loans	—	718,310,376	35,790,318	754,100,694

Other
Affiliated Money Market Fund(c)	56,641,419	—	—	56,641,419

Total Other	56,641,419	—	—	56,641,419

Total	$56,641,419	$718,310,376	$35,790,318	$810,742,113

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2010.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Senior loans
Balance as of May 7, 2010 (when shares became available)	$—
Accrued discounts/premiums	99,218
Realized gain (loss)	1,066,376
Change in unrealized appreciation (depreciation)*	410,134
Sales	(787,879)
Purchases	35,002,469
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of December 31, 2010	$35,790,318

*	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2010 was $410,134.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

See accompanying Notes to Financial Statements.

214  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  215

Portfolio of Investments
VP – Invesco International Growth Fund
December 31, 2010
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (93.7%)

AUSTRALIA (7.1%)
BHP Billiton Ltd.	707,407	$32,704,784
Cochlear Ltd. (a)	257,937	21,190,785
CSL Ltd. (a)	438,769	16,268,453
QBE Insurance Group Ltd.	667,157	12,371,661
Woolworths Ltd. (a)	401,410	11,060,951
WorleyParsons Ltd.	822,136	22,460,965

Total		116,057,599

BELGIUM (1.6%)
Anheuser-Busch InBev NV	462,644	26,470,197

BERMUDA (1.1%)
Li & Fung Ltd.	1,788,000	10,375,553
VimpelCom Ltd., ADR	506,922	7,624,107

Total		17,999,660

BRAZIL (2.4%)
Banco Bradesco SA, ADR (a)	1,213,878	24,629,585
Petroleo Brasileiro SA, ADR (a)	430,895	14,723,682

Total		39,353,267

CANADA (5.1%)
Canadian National Railway Co.	114,593	7,623,065
Canadian Natural Resources Ltd.	343,908	15,292,079
Cenovus Energy, Inc.	435,138	14,519,142
Encana Corp. (a)	325,113	9,482,191
Fairfax Financial Holdings Ltd.	31,003	12,712,971
Suncor Energy, Inc.	401,226	15,398,969
Talisman Energy, Inc.	438,693	9,729,185

Total		84,757,602

CHINA (1.4%)
Industrial & Commercial Bank of China, Series H (a)	31,390,000	23,384,985

DENMARK (1.8%)
Novo Nordisk A/S, Series B	257,766	29,061,664

FRANCE (5.0%)
AXA SA	517,308	8,609,640
BNP Paribas	275,461	17,531,730
Cie Generale des Etablissements Michelin, Series B	105,880	7,600,719
Danone	240,667	15,127,447
Eutelsat Communications	267,385	9,790,290
Publicis Groupe SA	173,838	9,063,080
Total SA	269,902	14,305,919

Total		82,028,825

GERMANY (6.5%)
Adidas AG	316,853	20,787,290
Bayer AG	220,165	16,252,441
BMW AG	309,453	24,331,826
Fresenius Medical Care AG & Co. KGaA	246,986	14,321,849
Puma AG Rudolf Dassler Sport	47,399	15,714,021
SAP AG	298,036	15,136,373

Total		106,543,800

HONG KONG (1.1%)
Hutchison Whampoa Ltd. (a)	1,747,000	17,982,501

INDIA (1.5%)
Infosys Technologies Ltd., ADR (a)	322,709	24,551,701

ISRAEL (2.0%)
Teva Pharmaceutical Industries Ltd., ADR	636,768	33,194,716

JAPAN (9.6%)
Canon, Inc. (a)	302,900	15,564,294
Denso Corp.	400,900	13,787,583
Fanuc Corp.	193,600	29,603,925
Keyence Corp.	57,900	16,712,356
Komatsu Ltd.	486,400	14,644,526
Nidec Corp. (a)	356,400	35,950,571
Toyota Motor Corp.	365,700	14,402,362
Yamada Denki Co., Ltd.	260,760	17,746,377

Total		158,411,994

KOREA (2.4%)
Hyundai Mobis (b)	105,719	26,688,216
NHN Corp. (b)	66,958	13,476,540

Total		40,164,756

MEXICO (3.6%)
America Movil SAB de CV, Series L, ADR (a)	542,211	31,090,379
Fomento Economico Mexicano SAB de CV, ADR (a)	187,226	10,469,678
Grupo Televisa SA, ADR (a)(b)	658,934	17,086,158

Total		58,646,215

NETHERLANDS (3.8%)
Koninklijke Ahold NV	1,218,090	16,081,514
Koninklijke KPN NV	1,028,535	15,014,407
TNT NV	589,328	15,559,321
Unilever NV	490,751	15,285,638

Total		61,940,880

PHILIPPINES (1.1%)
Philippine Long Distance Telephone Co.	303,755	17,683,677

RUSSIAN FEDERATION (1.1%)
Gazprom OAO, ADR	694,000	17,523,500

SINGAPORE (2.8%)
Keppel Corp., Ltd.	3,098,000	27,365,868
United Overseas Bank Ltd.	1,335,000	18,959,813

Total		46,325,681

SWEDEN (1.5%)
Kinnevik Investment AB, Series B	388,660	7,930,050
Telefonaktiebolaget LM Ericsson, Series B	724,211	8,408,564
Volvo AB, Series B (b)	515,523	9,098,461

Total		25,437,075

SWITZERLAND (7.5%)
Julius Baer Group Ltd.	328,571	15,412,719
Nestlé SA	579,170	33,991,708
Novartis AG	405,490	23,912,893
Roche Holding AG	226,323	33,237,764
Syngenta AG	58,476	17,172,518

Total		123,727,602

TAIWAN (2.3%)
Hon Hai Precision Industry Co., Ltd.	3,570,200	14,416,747
Taiwan Semiconductor Manufacturing Co., Ltd.	9,350,000	22,814,283

Total		37,231,030

TURKEY (0.8%)
Akbank TAS	2,463,172	13,741,233

UNITED KINGDOM (20.6%)
BG Group PLC	1,036,813	20,952,478
British American Tobacco PLC	536,231	20,598,445
Centrica PLC	4,258,960	22,021,558
Compass Group PLC	3,276,820	29,686,478
Imperial Tobacco Group PLC	969,591	29,753,881
Informa PLC	2,245,199	14,266,335
International Power PLC	3,992,960	27,245,967
Kingfisher PLC	3,733,011	15,332,218
Next PLC	469,967	14,473,195
Reckitt Benckiser Group PLC	279,044	15,337,754
Reed Elsevier PLC	1,904,985	16,084,960
Royal Dutch Shell PLC, Series B	505,905	16,684,350
Shire PLC	1,245,936	29,977,238
Smith & Nephew PLC	676,782	7,139,151
Tesco PLC	3,313,389	21,957,926
Vodafone Group PLC	8,625,447	22,299,550
WPP PLC	1,236,572	15,223,044

Total		339,034,528

Total Common Stocks
(Cost: $1,283,174,718)		$1,541,254,688

	Shares	Value

Mutual Fund (0.4%)

India Fund, Inc. (The) (a)	209,400	$7,352,034

Total Mutual Fund
(Cost: $6,148,613)		$7,352,034

Money Market Fund (5.9%)

Columbia Short-Term Cash Fund, 0.229% (c)(d)	96,250,809	$96,250,809

Total Money Market Fund
(Cost: $96,250,809)		$96,250,809

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (8.0%)

Asset-Backed Commercial Paper (0.6%)
Antalis US Funding Corp.
01/10/11	0.360%	$4,999,450	$4,999,450
Rheingold Securitization
02/16/11	0.521%	4,993,355	4,993,355

Total			9,992,805

See accompanying Notes to Financial Statements.

216  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit (3.3%)
Barclays Bank PLC
02/23/11	0.425%	$6,000,000	$6,000,000
DZ Bank AG
01/18/11	0.330%	5,000,000	5,000,000
Development Bank of Singapore Ltd.
01/25/11	0.310%	3,000,000	3,000,000
02/17/11	0.300%	2,000,000	2,000,000
Erste Bank der Oesterreichischen Sparkassen AG
01/18/11	0.430%	5,000,000	5,000,000
KBC Bank NV
01/20/11	0.450%	6,000,000	6,000,000
Landesbank Hessen Thuringen
01/03/11	0.300%	5,000,022	5,000,022
Natixis
03/07/11	0.440%	5,000,000	5,000,000
Norinchukin Bank
02/08/11	0.330%	3,000,000	3,000,000
Societe Generale
02/17/11	0.310%	4,996,042	4,996,042
Sumitomo Mitsui Banking Corp.
01/12/11	0.300%	5,000,000	5,000,000
United Overseas Bank Ltd.
01/18/11	0.330%	5,000,000	5,000,000

Total			54,996,064

Commercial Paper (0.3%)
Macquarie Bank Ltd.
02/09/11	0.375%	4,995,573	4,995,573

Other Short-Term Obligations (0.1%)
Natixis Financial Products LLC
01/03/11	0.500%	1,500,000	1,500,000

Repurchase Agreements (3.7%)
Barclays Capital, Inc. dated 10/13/10, matures 01/31/11, repurchase price $7,001,808 (e)
	0.300%	7,000,000	7,000,000
Citigroup Global Markets, Inc. dated 12/31/10, matures 01/03/11, repurchase price $5,000,067 (e)
	0.160%	5,000,000	5,000,000
Goldman Sachs & Co. dated 12/31/10, matures 01/03/11, repurchase price $3,470,539 (e)
	0.170%	3,470,490	3,470,490
Merrill Lynch Government Securities Income dated 12/31/10, matures 01/03/11, repurchase price $5,000,104 (e)
	0.250%	5,000,000	5,000,000
Merrill Lynch Pierce Fenner & Smith, Inc. dated 12/31/10, matures 01/03/11, repurchase price $10,000,208 (e)
	0.250%	10,000,000	10,000,000
Mizuho Securities USA, Inc. dated 12/31/10, matures 01/03/11, repurchase price $15,000,625 (e)
	0.500%	15,000,000	15,000,000
Natixis Financial Products, Inc. dated 12/31/10, matures 01/03/11, repurchase price $5,000,146 (e)
	0.350%	5,000,000	5,000,000
Nomura Securities dated 12/31/10, matures 01/03/11, repurchase price $5,000,208 (e)
	0.500%	5,000,000	5,000,000
Pershing LLC dated 12/31/10, matures 01/03/11, repurchase price $5,000,188 (e)
	0.450%	5,000,000	5,000,000

Total			60,470,490

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $131,954,932)			$131,954,932

Total Investments
(Cost: $1,517,529,072)			$1,776,812,463
Other Assets & Liabilities, Net			(131,144,434)

Net Assets			$1,645,668,029

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at December 31, 2010:

	Percentage of
Industry	net assets	Value
Air Freight & Logistics	0.9%	$15,559,321
Auto Components	2.9	48,076,519
Automobiles	2.3	38,734,187
Banking	3.4	55,902,547
Beverages	0.6	10,469,678
Biotechnology	1.0	16,268,453
Capital Markets	0.9	15,412,719
Chemicals	1.0	17,172,518
Commercial Banks	2.6	42,344,797
Distributors	0.6	10,375,553
Diversified Financial Services	0.9	15,282,084
Diversified Manufacturing	1.1	17,982,501
Diversified Telecommunication Services	0.9	15,014,407
Electrical Equipment	2.2	35,950,571
Electronic Equipment, Instruments & Components	0.9	14,416,747
Energy Equipment & Services	1.4	22,460,965
Food & Staples Retailing	1.3	21,957,926
Food and Beverage	3.4	56,156,675
Food Products	3.9	64,404,794
Foreign Agencies	1.1	17,523,500
Health Care	0.9	14,321,849
Health Care Equipment & Supplies	1.7	28,329,936
Household Products	0.9	15,337,754
Independent Energy	2.1	34,503,455

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  217

Portfolio of Investments (continued)  VP – Invesco International Growth Fund

Summary of Investments in Securities by Industry (continued)

	Percentage of
Industry	net assets	Value
Independent Power Producers & Energy Traders	1.7%	$27,245,967
Industrial Conglomerates	1.7	27,365,868
Insurance	0.8	12,371,661
Integrated Energy	1.8	29,918,111
Internet Software & Services	0.8	13,476,540
IT Services	1.5	24,551,701
Life Insurance	0.5	8,609,640
Machinery	3.2	53,346,912
Media	4.0	65,428,907
Media Non-Cable	1.0	16,084,960
Metals	2.0	32,704,784
Multiline Retail	0.9	14,473,195
Multi-Utilities	1.3	22,021,558
Office Electronics	0.9	15,564,294
Oil Field Services	0.9	14,723,682
Oil, Gas & Consumable Fuels	3.2	51,942,747
Pharmaceuticals	10.1	165,636,716
Property & Casualty	0.8	12,712,971
Railroads	0.5	7,623,066
Retailers	0.7	11,060,951
Software	0.9	15,136,373
Specialty Retail	2.0	33,078,595
Supermarkets	1.0	16,081,514
Technology	2.9	47,935,203
Textiles, Apparel & Luxury Goods	2.2	36,501,311
Tobacco	3.1	50,352,327
Wireless	3.2	53,389,928
Wireless Telecommunication Services	0.5	7,624,107
Wirelines	1.1	17,683,677
Other(1)	13.9	228,205,741

Total		$1,776,812,463

(1)	Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Notes to Portfolio of Investments

(a)	At December 31, 2010, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Investments in affiliates during the year ended December 31, 2010:

			Sales cost/
	Beginning	Purchase	proceeds	Realized	Ending	Dividends or
Issuer	cost	cost	from sales	gain/loss	cost	interest income	Value
Columbia Short-Term Cash Fund	$11,535	$1,479,084,848	$(1,382,845,574)	$—	$96,250,809	$137,884	$96,250,809

(d)	The rate shown is the seven-day current annualized yield at December 31, 2010.

See accompanying Notes to Financial Statements.

218  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.300%)
Security description	Value
Arabella Ltd	$35,278
Archer Daniels	362,928
ASB Finance Ltd	429,970
Banco Bilbao Vizcaya	1,160,686
Banco Bilbao Vizcaya Argentaria/New York NY	17,164
BP Capital Markets	215,702
BPCE	155,079
Central American Bank	1,344
Commonwealth Bank of Australia	218,355
Credit Agricole NA	358
Danske Corp	537,188
Electricite De France	889,535
European Investment Bank	1,196,892
Gdz Suez	184,768
Golden Funding Corp	12,720
Ing (US) Funding LLC	56
Natexis Banques	138,136
Nationwide Building	861,183
Natixis NY	67,199
Natixis US Finance Co	1,120
Prudential PLC	259,798
Silver Tower US Fund	3,360
Skandin Ens Banken	33,626
Societe Gen No Amer	559,715
Societe Generale NY	7,279
UBS Ag Stamford	561

Total market value of collateral securities	$7,350,000

Citigroup Global Markets, Inc. (0.160%)
Security description	Value
Fannie Mae Benchmark REMIC	$24,839
Fannie Mae REMICS	1,679,992
Fannie Mae Whole Loan	42,738
Fannie Mae-Aces	3,263
Freddie Mac Reference REMIC	116,411
Freddie Mac REMICS	2,566,630
Government National Mortgage Association	666,127

Total market value of collateral securities	$5,100,000

Goldman Sachs & Co. (0.170%)
Security description	Value
Government National Mortgage Association	$3,539,899

Total market value of collateral securities	$3,539,899

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  219

Portfolio of Investments (continued)  VP – Invesco International Growth Fund

Notes to Portfolio of Investments (continued)

Merrill Lynch Government Securities Income (0.250%)
Security description	Value
Fannie Mae REMICS	$960,321
Freddie Mac REMICS	4,139,688

Total market value of collateral securities	$5,100,009

Merrill Lynch Pierce Fenner & Smith, Inc. (0.250%)
Security description	Value
Federal Home Loan Banks	$925,654
Federal Home Loan Mortgage Corp	538,943
Federal National Mortgage Association	599,838
Government National Mortgage Association	8,135,594

Total market value of collateral securities	$10,200,029

Mizuho Securities USA, Inc. (0.500%)
Security description	Value
Fannie Mae Grantor Trust	$7,408
Fannie Mae Pool	6,224,326
Fannie Mae REMICS	642,356
Fannie Mae Whole Loan	17,452
Federal Farm Credit Bank	9,996
Federal Home Loan Banks	259,357
Federal Home Loan Mortgage Corp	39,944
FHLMC Structured Pass Through Securities	37,832
Freddie Mac Gold Pool	3,261,515
Freddie Mac Non Gold Pool	386,993
Freddie Mac REMICS	719,098
Ginnie Mae II Pool	526,557
Government National Mortgage Association	976,717
United States Treasury Note/Bond	2,190,449

Total market value of collateral securities	$15,300,000

Natixis Financial Products, Inc. (0.350%)
Security description	Value
Fannie Mae Interest Strip	$229,450
Fannie Mae Pool	90,581
Fannie Mae REMICS	1,758,691
Freddie Mac Gold Pool	18,448
Freddie Mac Non Gold Pool	23,731
Freddie Mac REMICS	2,049,989
Freddie Mac Strips	170,767
Government National Mortgage Association	21,168
United States Treasury Note/Bond	737,324

Total market value of collateral securities	$5,100,149

Nomura Securities (0.500%)
Security description	Value
Fannie Mae Pool	$2,283,415
Freddie Mac Gold Pool	2,816,585

Total market value of collateral securities	$5,100,000

See accompanying Notes to Financial Statements.

220  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Pershing LLC (0.450%)
Security description	Value
Fannie Mae Pool	$2,596,530
Fannie Mae REMICS	585,460
Freddie Mac Gold Pool	222,092
Freddie Mac REMICS	772,736
Ginnie Mae I Pool	197,792
Government National Mortgage Association	725,390

Total market value of collateral securities	$5,100,000

Abbreviation Legend

ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  221

Portfolio of Investments (continued)  VP – Invesco International Growth Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See accompanying Notes to Financial Statements.

222  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Fair value at December 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$17,086,159	$275,353,546	$—	$292,439,705
Consumer Staples	10,469,678	205,665,462	—	216,135,140
Energy	79,145,248	91,927,212	—	171,072,460
Financials	37,342,555	117,941,830	—	155,284,385
Health Care	33,194,716	191,362,239	—	224,556,955
Industrials	7,623,065	150,205,174	—	157,828,239
Information Technology	24,551,701	106,529,157	—	131,080,858
Materials	—	49,877,301	—	49,877,301
Telecommunication Services	38,714,486	54,997,634	—	93,712,120
Utilities	—	49,267,525	—	49,267,525

Total Equity Securities	248,127,608	1,293,127,080	—	1,541,254,688

Other
Mutual Fund	7,352,034	—	—	7,352,034
Affiliated Money Market Fund(c)	96,250,809	—	—	96,250,809
Investments of Cash Collateral Received for Securities on Loan	—	131,954,932	—	131,954,932

Total Other	103,602,843	131,954,932	—	235,557,775

Total	$351,730,451	$1,425,082,012	$—	$1,776,812,463

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2010.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  223

Portfolio of Investments
VP – J.P. Morgan Core Bond Fund
December 31, 2010
(Percentages represent value of investments compared to net assets)

	Coupon	Principal
Issuer	rate	amount	Value

Corporate Bonds & Notes (10.2%)

AEROSPACE & DEFENSE (0.1%)
BAE Systems Holdings, Inc. (a)
08/15/15	5.200%	$780,000	$831,847
Lockheed Martin Corp. Senior Unsecured
11/15/19	4.250%	300,000	305,005

Total			1,136,852

AUTOMOTIVE (—%)
Daimler Finance North America LLC
01/15/12	7.300%	405,000	430,306

BANKING (3.7%)
American Express Co. Senior Unsecured
05/20/14	7.250%	425,000	484,172
BB&T Corp. Senior Unsecured
07/27/12	3.850%	1,235,000	1,284,756
04/30/19	6.850%	400,000	460,796
Subordinated Notes
11/01/19	5.250%	800,000	828,678
Bank of America Corp. Senior Unsecured
10/14/16	5.625%	500,000	518,402
Bank of America Corp. (b) Senior Unsecured
07/01/20	5.625%	2,250,000	2,286,014
Bank of New York Mellon Corp. (The) Senior Unsecured (b)
06/18/15	2.950%	1,520,000	1,536,503
Barclays Bank PLC (a)(b)
09/21/15	2.500%	1,600,000	1,563,376
Barclays Bank PLC (b) Senior Unsecured
05/22/19	6.750%	800,000	903,605
Capital One Bank USA NA Subordinated Notes
07/15/19	8.800%	1,750,000	2,152,568
Capital One Financial Corp. Senior Unsecured
09/15/17	6.750%	600,000	691,418
Citigroup, Inc. Senior Unsecured
12/13/13	6.000%	3,530,000	3,857,355
01/15/15	6.010%	1,250,000	1,371,282
05/19/15	4.750%	400,000	418,839
08/15/17	6.000%	540,000	585,736
11/21/17	6.125%	900,000	986,297
12/01/25	7.000%	765,000	808,465
Citigroup, Inc. (b) Senior Unsecured
12/15/15	4.587%	486,000	506,659
08/09/20	5.375%	561,000	582,883
Comerica Bank Subordinated Notes
08/22/17	5.200%	500,000	511,727
Countrywide Financial Corp. Subordinated Notes
05/15/16	6.250%	1,520,000	1,558,739
Credit Suisse Senior Unsecured
08/13/19	5.300%	1,000,000	1,056,270
Credit Suisse (b) Senior Unsecured
08/05/20	4.375%	451,000	442,791
Goldman Sachs Group, Inc. (The) Senior Notes
08/01/15	3.700%	1,792,000	1,825,890
Senior Unsecured
01/15/15	5.125%	1,000,000	1,074,384
01/18/18	5.950%	1,000,000	1,084,883
Goldman Sachs Group, Inc. (The) (b) Senior Notes
06/15/20	6.000%	381,000	411,733
Senior Unsecured
02/15/19	7.500%	3,240,000	3,791,635
HSBC Bank PLC (a) Senior Notes
06/28/15	3.500%	1,321,000	1,348,523
HSBC Bank PLC (a)(b) Senior Notes
08/12/20	4.125%	622,000	606,935
KeyBank NA Subordinated Notes
11/01/17	5.700%	817,000	831,993
Macquarie Group Ltd. Senior Unsecured (a)(b)
08/01/14	7.300%	923,000	1,007,969
Merrill Lynch & Co., Inc. Senior Unsecured
09/30/15	5.300%	1,200,000	1,238,082
08/28/17	6.400%	2,049,000	2,166,348
Merrill Lynch & Co., Inc. (b) Senior Unsecured
07/15/18	6.500%	1,300,000	1,361,714
Morgan Stanley Senior Unsecured
01/09/17	5.450%	3,300,000	3,422,153
12/28/17	5.950%	1,200,000	1,269,648
Morgan Stanley (b) Senior Unsecured
07/24/15	4.000%	567,000	569,940
07/24/20	5.500%	696,000	703,151
Northern Trust Co. (The) Subordinated Notes
08/15/18	6.500%	500,000	584,611
PNC Bank NA Subordinated Notes
04/01/18	6.875%	1,000,000	1,143,059
PNC Funding Corp. (b)
05/19/14	3.000%	2,015,000	2,051,810
SouthTrust Bank Subordinated Notes
05/15/25	7.690%	500,000	562,407
Toronto-Dominion Bank (The) (a)
07/29/15	2.200%	2,500,000	2,467,465
UBS AG Senior Unsecured
01/15/15	3.875%	1,000,000	1,030,622
04/25/18	5.750%	100,000	108,673
08/04/20	4.875%	305,000	309,608
US Bancorp Senior Unsecured (b)
06/14/13	2.000%	960,000	973,526
Wachovia Bank NA Subordinated Notes
11/15/17	6.000%	5,300,000	5,880,164
Wachovia Corp. Senior Unsecured
05/01/13	5.500%	1,875,000	2,040,369
Wachovia Corp. (b) Senior Unsecured
02/01/18	5.750%	900,000	999,272
Westpac Banking Corp. Senior Unsecured (b)
11/19/19	4.875%	750,000	788,104

Total			67,052,002

BROKERAGE (0.2%)
BlackRock, Inc. Senior Unsecured
09/15/17	6.250%	900,000	1,013,123
Charles Schwab Corp. (The) Senior Unsecured
06/01/14	4.950%	325,000	353,416
Jefferies Group, Inc. Senior Unsecured
11/09/15	3.875%	375,000	368,589
07/15/19	8.500%	1,115,000	1,274,870

Total			3,009,998

CHEMICALS (0.2%)
Dow Chemical Co. (The) Senior Unsecured
05/15/19	8.550%	500,000	626,624
Dow Chemical Co. (The) (b) Senior Unsecured
05/15/18	5.700%	275,000	297,475
11/15/20	4.250%	350,000	335,264

See accompanying Notes to Financial Statements.

224  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Coupon	Principal
Issuer	rate	amount	Value

Corporate Bonds & Notes (continued)

CHEMICALS (CONT.)
EI du Pont de Nemours & Co. Senior Unsecured
07/15/13	5.000%	$130,000	$142,190
PPG Industries, Inc. Senior Unsecured
08/15/19	7.400%	278,000	322,837
Potash Corp. of Saskatchewan, Inc. Senior Unsecured
05/15/19	6.500%	450,000	519,123
Praxair, Inc. Senior Unsecured
03/31/14	4.375%	450,000	480,744
03/15/17	5.200%	740,000	815,358

Total			3,539,615

CONSTRUCTION MACHINERY (0.1%)
Caterpillar, Inc. Senior Unsecured
12/15/18	7.900%	1,000,000	1,287,060

CONSUMER PRODUCTS (—%)
Koninklijke Philips Electronics NV Senior Unsecured
06/01/26	7.200%	175,000	209,061
Newell Rubbermaid, Inc. Senior Unsecured
08/15/20	4.700%	405,000	401,740

Total			610,801

DIVERSIFIED MANUFACTURING (—%)
Siemens Financieringsmaatschappij NV (a)
08/17/26	6.125%	385,000	434,632

ELECTRIC (0.7%)
American Water Capital Corp. Senior Unsecured
10/15/17	6.085%	250,000	280,448
10/15/37	6.593%	300,000	320,599
Carolina Power & Light Co. 1st Mortgage
09/15/13	5.125%	461,000	505,664
Cleveland Electric Illuminating Co. (The) 1st Mortgage
11/15/18	8.875%	300,000	381,431
Dominion Resources, Inc. Senior Unsecured
11/30/17	6.000%	500,000	566,121
Duke Energy Carolinas LLC 1st Mortgage
06/15/20	4.300%	156,000	161,423
1st Refunding Mortgage
01/15/18	5.250%	630,000	696,503
Duke Energy Indiana, Inc. 1st Mortgage
07/15/20	3.750%	772,000	753,656
Exelon Generation Co. LLC Senior Unsecured
10/01/20	4.000%	750,000	701,878
Georgia Power Co. Senior Unsecured
09/01/40	4.750%	70,000	64,852
Indiana Michigan Power Co. Senior Unsecured
03/15/19	7.000%	420,000	495,773
KCP&L Greater Missouri Operations Co. Senior Unsecured (c)
07/01/12	11.875%	500,000	567,153
National Rural Utilities Cooperative Finance Corp.
11/01/18	10.375%	550,000	758,683
Nevada Power Co.
09/15/40	5.375%	67,000	65,456
Nisource Finance Corp.
01/15/19	6.800%	377,000	436,189
Nisource Finance Corp. (b)(d)(e)
03/15/16	10.750%	—	—
Oncor Electric Delivery Co. LLC Senior Secured (b)
09/01/18	6.800%	235,000	275,084
PSEG Power LLC
12/01/15	5.500%	212,000	232,661
09/15/16	5.320%	800,000	874,131
PacifiCorp 1st Mortgage
07/15/18	5.650%	1,500,000	1,716,804
10/15/37	6.250%	200,000	226,270
Potomac Electric Power Co. 1st Mortgage
12/15/38	7.900%	160,000	212,974
Public Service Company of Colorado 1st Mortgage (b)
11/15/20	3.200%	240,000	225,931
Public Service Electric & Gas Co. 1st Mortgage
05/01/15	2.700%	400,000	403,562
Southern California Edison Co. 1st Refunding Mortgage
02/01/38	5.950%	210,000	231,073
Southwestern Public Service Co. Senior Unsecured
12/01/18	8.750%	344,000	431,126
Xcel Energy, Inc. Senior Unsecured
05/15/20	4.700%	98,000	100,891

Total			11,686,336

ENTERTAINMENT (0.2%)
CBS Corp. (b)
07/30/30	7.875%	545,000	643,473
Time Warner Entertainment Co. LP
07/15/33	8.375%	260,000	328,114
Time Warner, Inc.
04/15/31	7.625%	450,000	547,057
05/01/32	7.700%	690,000	842,277
Viacom, Inc. Senior Unsecured
04/30/16	6.250%	500,000	569,015
Walt Disney Co. (The) Senior Unsecured
12/15/17	5.875%	500,000	578,404

Total			3,508,340

ENVIRONMENTAL (—%)
Waste Management, Inc.
06/30/20	4.750%	450,000	461,399

FOOD AND BEVERAGE (0.4%)
Anheuser-Busch Companies, Inc.
01/15/31	6.800%	640,000	730,072
Anheuser-Busch InBev Worldwide, Inc. (a)
01/15/19	7.750%	525,000	653,283
Bunge Ltd. Finance Corp.
06/15/19	8.500%	700,000	820,768
Cargill, Inc. (a) Senior Unsecured
11/27/17	6.000%	170,000	192,367
11/01/36	7.250%	300,000	355,558
Diageo Investment Corp.
08/15/11	9.000%	500,000	525,467
General Mills, Inc. Senior Unsecured
02/15/19	5.650%	140,000	155,856
Kraft Foods, Inc. Senior Unsecured
08/11/17	6.500%	1,675,000	1,948,726
08/23/18	6.125%	400,000	457,359
08/11/37	7.000%	405,000	474,137
02/01/38	6.875%	200,000	232,212
PepsiCo, Inc. Senior Unsecured
03/01/14	3.750%	800,000	846,633
PepsiCo, Inc. (b) Senior Unsecured
11/01/18	7.900%	133,000	171,119

Total			7,563,557

GAS DISTRIBUTORS (—%)
San Diego Gas & Electric Co. 1st Mortgage
05/15/40	5.350%	21,000	21,467
Sempra Energy Senior Unsecured
06/15/18	6.150%	370,000	423,254
Sempra Energy (b) Senior Unsecured
02/15/19	9.800%	280,000	376,420

Total			821,141

GAS PIPELINES (0.1%)
Spectra Energy Capital LLC Senior Unsecured (b)
10/01/19	8.000%	745,000	907,601

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  225

Portfolio of Investments (continued)  VP – J.P. Morgan Core Bond Fund

	Coupon	Principal
Issuer	rate	amount	Value

Corporate Bonds & Notes (continued)

GAS PIPELINES (CONT.)
TransCanada PipeLines Ltd. Senior Unsecured
10/15/37	6.200%	$500,000	$548,625
TransCanada PipeLines Ltd. (b) Senior Unsecured
01/15/19	7.125%	677,000	828,699

Total			2,284,925

INDEPENDENT ENERGY (0.1%)
Alberta Energy Co., Ltd. Senior Unsecured
11/01/31	7.375%	500,000	574,473
Talisman Energy, Inc. Senior Unsecured
06/01/19	7.750%	435,000	537,030

Total			1,111,503

INTEGRATED ENERGY (0.4%)
BP Capital Markets PLC (b)
03/10/15	3.875%	1,450,000	1,495,660
ConocoPhillips Senior Unsecured
07/15/18	6.650%	605,000	726,529
03/30/29	7.000%	475,000	576,153
Shell International Finance BV
09/22/19	4.300%	1,000,000	1,042,555
12/15/38	6.375%	480,000	568,910
Shell International Finance BV (b)
03/25/20	4.375%	400,000	419,543
Suncor Energy, Inc. Senior Unsecured
06/01/18	6.100%	770,000	885,334
Tosco Corp. Senior Unsecured
02/15/30	8.125%	775,000	1,003,823
Total Capital SA
03/15/16	2.300%	1,170,000	1,142,933

Total			7,861,440

LIFE INSURANCE (0.5%)
Aflac, Inc. Senior Unsecured
08/15/40	6.450%	267,000	273,456
Jackson National Life Global Funding Senior Secured (a)
05/08/13	5.375%	1,425,000	1,528,563
MassMutual Global Funding II (a) Senior Notes
09/28/15	2.300%	290,000	283,492
Senior Secured
07/16/12	3.625%	770,000	797,993
Metropolitan Life Global Funding I (a) Senior Secured
01/11/13	2.500%	1,000,000	1,021,840
06/10/14	5.125%	1,450,000	1,577,232
New York Life Global Funding Senior Secured (a)
05/04/15	3.000%	1,830,000	1,867,987
Pacific Life Global Funding Senior Secured (a)
04/15/13	5.150%	700,000	750,206
Principal Life Income Funding Trusts Senior Secured
12/14/12	5.300%	1,270,000	1,366,252

Total			9,467,021

MEDIA CABLE (0.3%)
Comcast Cable Communications Holdings, Inc.
11/15/22	9.455%	1,165,000	1,611,872
Comcast Cable Communications LLC
05/01/17	8.875%	753,000	940,773
Comcast Corp.
11/15/35	6.500%	670,000	720,096
Time Warner Cable, Inc.
02/14/14	8.250%	830,000	963,430
07/01/18	6.750%	865,000	1,008,312
02/14/19	8.750%	300,000	381,740

Total			5,626,223

MEDIA NON-CABLE (0.1%)
News America Holdings, Inc.
10/30/25	7.700%	400,000	458,596
News America, Inc.
05/18/18	7.250%	375,000	452,446
04/30/28	7.300%	350,000	394,748
12/15/34	6.200%	450,000	472,493
Thomson Reuters Corp.
07/15/18	6.500%	725,000	845,238

Total			2,623,521

METALS (0.1%)
BHP Billiton Finance USA Ltd. (b)
04/01/14	5.500%	400,000	442,652
Nucor Corp. Senior Unsecured (b)
12/01/37	6.400%	250,000	289,964
Rio Tinto Finance USA Ltd.
05/01/14	8.950%	495,000	599,306
Rio Tinto Finance USA Ltd. (b)
11/02/20	3.500%	300,000	284,781

Total			1,616,703

NON CAPTIVE-CONSUMER (0.1%)
HSBD Finance Corp. Senior Unsecured
01/19/16	5.500%	1,090,000	1,184,087

NON-CAPTIVE DIVERSIFIED (0.7%)
General Electric Capital Corp. Senior Unsecured
05/01/18	5.625%	5,000,000	5,452,570
General Electric Capital Corp. (b)
09/15/17	5.625%	3,400,000	3,728,100
Senior Unsecured
08/07/19	6.000%	2,400,000	2,670,218
General Electric Capital Corp. (b)(c) Senior Unsecured
02/15/17	0.456%	1,250,000	1,137,029

Total			12,987,917

OIL FIELD SERVICES (0.1%)
Transocean, Inc.
11/15/20	6.500%	810,000	859,992

OTHER FINANCIAL INSTITUTIONS (0.2%)
CME Group, Inc. Senior Unsecured
02/15/14	5.750%	326,000	360,963
Nomura Holdings, Inc. Senior Unsecured
03/04/15	5.000%	1,000,000	1,042,591
Nomura Holdings, Inc. (b) Senior Unsecured
03/04/20	6.700%	400,000	428,117
Verizon Global Funding Corp. Senior Unsecured (b)
12/01/30	7.750%	1,530,000	1,898,052

Total			3,729,723

OTHER UTILITY (—%)
GTE Corp.
04/15/18	6.840%	320,000	362,758

PHARMACEUTICALS (0.1%)
Wyeth
02/01/14	5.500%	1,200,000	1,334,050

PROPERTY & CASUALTY (0.4%)
ACE INA Holdings, Inc.
05/15/15	5.600%	630,000	694,202
Allstate Life Global Funding Trusts Senior Secured
04/30/13	5.375%	1,050,000	1,143,408
Berkshire Hathaway Finance Corp.
12/15/15	2.450%	333,000	330,957
05/15/18	5.400%	2,200,000	2,413,538
Berkshire Hathaway Finance Corp. (b)
01/15/40	5.750%	385,000	404,585
CNA Financial Corp. Senior Unsecured
12/15/14	5.850%	615,000	648,860
Travelers Property Casualty Corp.
04/15/26	7.750%	605,000	743,038

Total			6,378,588

RAILROADS (0.2%)
CSX Corp. Senior Unsecured
02/01/19	7.375%	815,000	983,082
Norfolk Southern Corp. Senior Unsecured
05/17/29	5.640%	230,000	240,473

See accompanying Notes to Financial Statements.

226  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Coupon	Principal
Issuer	rate	amount	Value

Corporate Bonds & Notes (continued)
RAILROADS (CONT.)
Union Pacific Corp. Senior Unsecured
01/31/13	5.450%	$650,000	$702,105
02/01/16	7.000%	380,000	447,525
11/15/17	5.750%	250,000	280,702

Total			2,653,887

REITS (0.1%)
Simon Property Group LP Senior Unsecured
05/30/18	6.125%	900,000	1,011,552
Simon Property Group LP (b) Senior Unsecured
02/01/15	4.200%	1,000,000	1,045,630

Total			2,057,182

RETAILERS (—%)
CVS Caremark Corp. Senior Unsecured
09/15/39	6.125%	430,000	459,437
Staples, Inc.
01/15/14	9.750%	100,000	121,185
Target Corp. Senior Unsecured
01/15/38	7.000%	225,000	275,835

Total			856,457

TECHNOLOGY (0.5%)
Arrow Electronics, Inc. Senior Unsecured
04/01/20	6.000%	760,000	776,118
Cisco Systems, Inc. Senior Unsecured (b)
01/15/40	5.500%	500,000	522,337
Dell, Inc. Senior Unsecured
04/15/28	7.100%	390,000	437,049
Dell, Inc. (b) Senior Unsecured
09/10/15	2.300%	853,000	831,476
HP Enterprise Services LLC Senior Unsecured
10/15/29	7.450%	300,000	385,355
Hewlett-Packard Co. Senior Unsecured
03/01/14	6.125%	750,000	849,317
IBM Corp. Senior Unsecured (b)
11/29/32	5.875%	500,000	563,543
International Business Machines Corp. Senior Unsecured
08/01/27	6.220%	655,000	756,357
Intuit, Inc. Senior Unsecured
03/15/17	5.750%	450,000	490,588
Microsoft Corp. (b) Senior Notes
10/01/40	4.500%	518,000	484,931
Senior Unsecured
09/25/15	1.625%	360,000	351,082
Oracle Corp. (a) Senior Notes
07/15/40	5.375%	155,000	156,646
Oracle Corp. (b) Senior Unsecured
04/15/38	6.500%	280,000	326,346
Pitney Bowes, Inc. Senior Unsecured
08/15/14	4.875%	882,000	928,920
03/15/18	5.600%	150,000	155,059
Xerox Corp. Senior Unsecured
02/01/17	6.750%	500,000	577,742

Total			8,592,866

TRANSPORTATION SERVICES (—%)
United Parcel Service of America, Inc. Senior Unsecured (c)
04/01/30	8.375%	225,000	288,651

WIRELINES (0.6%)
AT&T Corp.
11/15/31	8.000%	54,000	67,872
AT&T, Inc. Senior Unsecured
01/15/38	6.300%	750,000	792,022
05/15/38	6.400%	775,000	829,066
AT&T, Inc. (a) Senior Unsecured
09/01/40	5.350%	1,821,000	1,702,258
AT&T, Inc. (b) Senior Unsecured
02/15/19	5.800%	1,000,000	1,125,580
Deutsche Telekom International Finance BV
08/20/18	6.750%	525,000	620,826
Telecom Italia Capital SA
06/04/18	6.999%	700,000	741,179
Telecom Italia Capital SA (b)
09/30/14	4.950%	300,000	307,363
Verizon Communications, Inc. Senior Unsecured
02/15/16	5.550%	1,500,000	1,681,384
02/15/18	5.500%	250,000	274,736
02/15/38	6.400%	180,000	199,113
Verizon Communications, Inc. (b) Senior Unsecured
11/01/18	8.750%	1,409,000	1,839,895

Total			10,181,294

Total Corporate Bonds & Notes
(Cost: $182,531,173)			$183,600,827

Residential Mortgage-Backed Securities — Agency (37.9%)

Federal Home Loan Mortgage Corp. (c)(f) CMO IO STRIPS Series 239 Class S30
08/15/36	1.000%	8,565,522	1,349,554
CMO IO Series 3385 Class SN
11/15/37	13.510%	3,165,945	336,197
CMO IO Series 3451 Class SA
05/15/38	16.060%	5,636,770	500,923
CMO IO Series 3531 Class SM
05/15/39	1.820%	4,904,315	527,492
CMO IO Series 3608 Class SC
12/15/39	3.910%	7,148,444	836,440
CMO IO Series 3688 Class NI
04/15/32	1.000%	4,742,846	571,246
CMO IO Series 3714 Class IP
08/15/40	7.891%	3,946,210	565,990
CMO IO Series 3739 Class LI
03/15/34	7.127%	6,943,145	882,521
CMO IO Series 3740 Class SB
10/15/40	6.280%	2,992,522	489,259
CMO IO Series 3740 Class SC
10/15/40	3.660%	4,987,476	704,358
CMO PO Series 2587 Class CO
03/15/32	3.870%	1,112,765	1,057,437
CMO PO Series 2725 Class OP
10/15/33	4.370%	1,080,390	964,881
CMO PO Series 2777 Class KO
02/15/33	2.440%	2,000,000	1,853,970
CMO PO Series 3100 Class PO
01/15/36	4.863%	1,678,248	1,392,101
CMO PO Series 3347 Class PO
07/15/37	22.590%	34,892	34,586
CMO PO Series 3510 Class OD
02/15/37	6.134%	1,518,525	1,274,019
CMO PO Series 3607 Class AO
04/15/36	7.770%	1,300,000	980,895
CMO PO Series 3607 Class EO
02/15/33	4.530%	1,020,460	915,805
CMO PO Series 3607 Class TO
10/15/39	5.250%	1,592,916	1,387,933
CMO Series 3102 Class FB
01/15/36	0.560%	1,224,024	1,224,005
CMO Series 3229 Class AF
08/15/23	0.510%	1,937,856	1,937,992
CMO Series 3523 Class SD
06/15/36	18.947%	846,923	1,008,128
CMO Series 3549 Class FA
07/15/39	1.460%	1,733,983	1,771,580
CMO Series 3688 Class CU
07/01/40	6.817%	2,651,839	2,838,659
CMO Series 3688 Class GT
11/15/46	7.158%	2,376,087	2,632,784
Federal Home Loan Mortgage Corp. (f)
05/01/36-08/01/40	5.000%	12,141,769	12,752,243
04/01/32-05/01/38	5.500%	21,300,701	22,720,269

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  227

Portfolio of Investments (continued)  VP – J.P. Morgan Core Bond Fund

	Coupon	Principal
Issuer	rate	amount	Value

Residential Mortgage-Backed Securities — Agency (continued)
09/01/21-09/01/37	6.000%	$32,799,734	$35,617,493
11/01/22-10/17/38	6.500%	10,663,530	11,893,554
09/01/37-05/01/38	7.500%	1,381,574	1,514,970
CMO Series 2127 Class PG
02/15/29	6.250%	1,746,999	1,915,357
CMO Series 2165 Class PE
06/15/29	6.000%	900,749	994,151
CMO Series 2326 Class ZQ
06/15/31	6.500%	3,318,834	3,650,734
CMO Series 2399 Class TH
01/15/32	6.500%	1,724,813	1,899,049
CMO Series 2517 Class Z
10/15/32	5.500%	2,986,235	3,165,047
CMO Series 2545 Class HG
12/15/32	5.500%	2,322,006	2,526,014
CMO Series 2557 Class HL
01/15/33	5.300%	1,630,047	1,725,423
CMO Series 2568 Class KG
02/15/23	5.500%	4,000,000	4,354,398
CMO Series 2586 Class TG
03/15/23	5.500%	3,000,000	3,254,071
CMO Series 2594 Class DJ
10/15/30	4.250%	793,788	813,765
CMO Series 2684 Class PD
03/15/29	5.000%	1,299,000	1,326,567
CMO Series 2752 Class EZ
02/15/34	5.500%	2,909,909	3,118,112
CMO Series 2764 Class UE
10/15/32	5.000%	1,250,000	1,339,026
CMO Series 2764 Class ZG
03/15/34	5.500%	2,172,475	2,344,675
CMO Series 2802 Class VG
07/15/23	5.500%	2,500,000	2,730,146
CMO Series 2825 Class VQ
07/15/26	5.500%	2,000,000	2,184,082
CMO Series 2986 Class CH
06/15/25	5.000%	4,000,000	4,296,036
CMO Series 3075 Class PD
01/15/35	5.500%	1,250,000	1,365,641
CMO Series 3101 Class UZ
01/15/36	6.000%	2,013,209	2,233,237
CMO Series 3107 Class BN
02/15/36	5.750%	1,944,615	1,986,772
CMO Series 3123 Class AZ
03/15/36	6.000%	2,856,959	3,232,162
CMO Series 3143 Class BC
02/15/36	5.500%	2,500,000	2,683,110
CMO Series 3151 Class PD
11/15/34	6.000%	1,250,000	1,366,912
CMO Series 3171 Class MG
08/15/34	6.000%	3,900,000	4,381,324
CMO Series 3195 Class PD
07/15/36	6.500%	3,000,000	3,355,264
CMO Series 3200 Class AY
08/15/36	5.500%	2,500,000	2,687,285
CMO Series 3213 Class JE
09/15/36	6.000%	4,000,000	4,361,618
CMO Series 3218 Class BE
09/15/35	6.000%	2,000,000	2,206,281
CMO Series 3229 Class HE
10/15/26	5.000%	2,216,000	2,314,202
CMO Series 3266 Class D
01/15/22	5.000%	4,850,000	5,255,266
CMO Series 3334 Class MC
04/15/33	5.000%	1,000,000	1,036,969
CMO Series 3453 Class B
05/15/38	5.500%	1,650,000	1,774,781
CMO Series 3461 Class Z
06/15/38	6.000%	3,484,200	3,824,369
CMO Series 3501 Class CB
01/15/39	5.500%	1,500,000	1,613,438
CMO Series 3666 Class VA
12/15/22	5.500%	2,901,445	3,187,531
CMO Series 3680 Class MA
07/15/39	4.500%	4,921,056	5,181,790
CMO Series 3682 Class BH
08/15/36	5.500%	2,800,000	3,034,991
CMO Series 3687 Class MA
02/15/37	4.500%	3,437,814	3,641,987
CMO Series 3704 Class CT
12/15/36	7.000%	4,724,888	5,298,139
CMO Series 3704 Class DT
11/15/36	7.500%	4,862,446	5,522,045
CMO Series 3704 Class ET
12/15/36	7.500%	3,850,693	4,380,359
CMO Series 3707 Class B
08/15/25	4.500%	2,027,855	1,999,674
CMO Series R004 Class VG
08/15/21	6.000%	1,400,000	1,534,641
CMO Series R007 Class ZA
05/15/36	6.000%	4,409,988	4,840,670
Structured Pass-Through Securities
CMO Series T-56 Class A5
05/25/43	5.231%	2,645,439	2,784,998
Federal Home Loan Mortgage Corp. (f)(g)
02/01/24	5.500%	2,701,211	2,898,315
Federal National Mortgage Association (c)(f)
03/01/36	3.213%	2,339,583	2,446,689
CMO IO Series 1996-4 Class SA
02/25/24	12.800%	557,407	119,983
CMO IO Series 2005-18 Class SK
03/25/35	7.950%	12,654,742	1,153,343
CMO IO Series 2006-117 Class GS
12/25/36	14.390%	3,558,888	462,998
CMO IO Series 2006-94 Class GI
10/25/26	11.350%	4,489,456	621,343
CMO IO Series 2007-109 Class PI
12/25/37	15.010%	6,247,411	692,386
CMO IO Series 2007-65 Class KI
07/25/37	11.150%	5,176,108	603,261
CMO IO Series 2007-72 Class EK
07/25/37	9.400%	6,852,316	1,018,948
CMO IO Series 2007-72 Class EK
07/25/37	10.180%	4,568,210	679,298
CMO IO Series 2007-W7 Class 2A2
07/25/37	43.446%	5,263,543	594,761
CMO IO Series 2009-112 Class ST
01/25/40	2.690%	5,748,273	666,421
CMO IO Series 2009-17 Class QS
03/25/39	9.870%	3,472,824	463,547
CMO IO Series 2009-37 Class KI
06/25/39	5.610%	12,033,001	1,556,133
CMO IO Series 2009-68 Class SA
09/25/39	13.500%	5,647,040	736,162
CMO IO Series 2009-71 Class BI
08/25/24	8.249%	1,909,598	191,386
CMO IO Series 2009-86 Class IP
10/25/39	1.000%	2,545,530	436,945
CMO IO Series 2009-86 Class UI
10/25/14	1.000%	6,013,341	424,803
CMO IO Series 2010-125 Class SA
11/25/40	1.000%	8,934,218	781,502
CMO IO Series 2010-155 Class KI
01/25/21	0.000%	7,083,540	690,645
CMO IO Series 2010-35 Class SB
04/25/40	11.520%	4,961,674	600,838
CMO IO Series 2010-42 Class S
05/25/40	1.000%	5,279,894	682,561
CMO IO Series 2010-68 Class SA
07/25/40	1.010%	7,753,757	777,758
CMO PO Series 2000-18 Class EC
10/25/23	3.280%	451,562	393,612
CMO PO Series 2003-128 Class NO
01/25/19	4.073%	1,381,914	1,260,036
CMO PO Series 2003-23 Class QO
01/25/32	2.540%	697,557	649,687
CMO PO Series 2004-46 Class EP
03/25/34	3.430%	1,145,956	1,001,141
CMO PO Series 2006-113 Class PO
07/25/36	2.200%	849,192	758,087
CMO PO Series 2006-59 Class CO
08/25/35	3.370%	244,066	231,280
CMO PO Series 2006-60 Class DO
04/25/35	4.500%	1,533,271	1,418,768
CMO PO Series 2006-86 Class OB
09/25/36	3.670%	2,165,564	1,864,919
CMO PO Series 2009-113 Class AO
01/25/40	3.430%	1,371,197	1,190,163
CMO PO Series 2009-69 Class PO
09/25/39	4.650%	892,473	789,452
CMO PO Series 2009-86 Class OT
10/25/37	6.460%	2,571,513	2,096,144
CMO PO Series 2010-39 Class OT
10/25/35	5.610%	1,222,853	1,069,812
CMO PO Series 2010-68 Class CO
07/25/40	1.000%	1,828,191	1,604,503

See accompanying Notes to Financial Statements.

228  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Coupon	Principal
Issuer	rate	amount	Value

Residential Mortgage-Backed Securities — Agency (continued)
CMO PO Series 293 Class 1
12/01/24	5.040%	$1,274,753	$1,083,886
CMO PO Series 3077 Class TO
04/15/35	4.515%	1,210,224	1,026,294
CMO PO Series 3151 Class PO
05/15/36	5.411%	1,283,531	1,058,497
CMO Series 2003-129 Class FD
01/25/24	0.761%	1,866,086	1,884,564
CMO Series 2003-W8 Class 3F1
05/25/42	0.661%	978,684	970,465
CMO Series 2004-36 Class FA
05/25/34	0.661%	1,364,287	1,367,325
CMO Series 2005-74 Class SK
05/25/35	19.413%	966,523	1,312,666
CMO Series 2007-101 Class A2
06/27/36	0.511%	5,425,896	5,398,225
CMO Series 2007-108 Class AN
11/25/37	8.709%	1,508,074	1,873,782
CMO Series 2010-28 Class BS
04/25/40	11.001%	760,448	754,972
CMO Series 2010-35 Class SJ
04/25/40	13.767%	1,000,000	1,180,548
CMO Series 2010-49 Class SC
03/25/40	12.139%	2,381,235	2,700,157
Federal National Mortgage Association (f)
04/01/20	4.000%	1,487,609	1,524,102
10/01/19-08/01/40	5.000%	15,896,081	16,780,565
09/01/33-10/01/39	5.500%	61,150,481	65,637,929
06/01/37	5.832%	1,294,901	1,408,152
10/01/19-11/01/48	6.000%	57,219,087	62,250,435
02/01/24-02/01/39	6.500%	33,243,938	37,079,311
04/01/37-01/01/39	7.000%	10,609,037	12,027,518
05/01/22-08/01/37	7.500%	2,969,107	3,361,722
CMO Series 2001-60 Class PX
11/25/31	6.000%	2,400,000	2,654,965
CMO Series 2002-50 Class ZA
05/25/31	6.000%	9,499,784	10,461,201
CMO Series 2002-78 Class Z
12/25/32	5.500%	3,895,641	4,249,704
CMO Series 2003-88 Class WA
09/25/18	4.500%	2,058,330	2,178,292
CMO Series 2003-91 Class BL
02/25/29	5.000%	395,113	396,575
CMO Series 2004-65 Class LT
08/25/24	4.500%	1,883,683	1,981,925
CMO Series 2004-W10 Class A6
08/25/34	5.750%	3,000,000	3,239,531
CMO Series 2005-118 Class PN
01/25/32	6.000%	4,000,000	4,380,790
CMO Series 2005-67 Class EY
08/25/25	5.500%	1,500,000	1,646,381
CMO Series 2006-16 Class HZ
03/25/36	5.500%	9,777,942	10,498,602
CMO Series 2006-74 Class DV
08/25/23	6.500%	1,825,000	1,973,168
CMO Series 2006-W3 Class 2A
09/25/46	6.000%	1,465,581	1,597,145
CMO Series 2007-104 Class ZE
08/25/37	6.000%	1,813,016	1,956,291
CMO Series 2007-116 Class PB
08/25/35	5.500%	1,200,000	1,315,401
CMO Series 2007-42 Class B
05/25/37	6.000%	2,000,000	2,204,375
CMO Series 2007-76 Class PD
03/25/36	6.000%	2,000,000	2,219,156
CMO Series 2007-76 Class ZG
08/25/37	6.000%	3,680,695	3,924,881
CMO Series 2007-84 Class PE
05/25/34	6.000%	2,000,000	2,138,546
CMO Series 2008-68 Class VB
03/25/27	6.000%	4,365,000	4,804,102
CMO Series 2008-80 Class GP
09/25/38	6.250%	1,452,400	1,600,820
CMO Series 2009-59 Class HB
08/25/39	5.000%	1,670,154	1,737,561
CMO Series 2009-79 Class UA
03/25/38	7.000%	1,223,901	1,360,758
CMO Series 2009-W1 Class A
12/25/49	6.000%	7,875,299	8,677,596
CMO Series 2010-111 Class AE
04/25/38	5.500%	13,617,511	14,649,563
CMO Series 2010-111 Class AM
10/25/40	5.500%	3,000,000	3,210,585
CMO Series 2010-133 Class A
05/25/38	5.500%	8,909,999	9,618,028
CMO Series 2010-148 Class MA
02/25/39	4.000%	3,000,000	3,126,365
CMO Series 2010-47 Class AV
05/25/21	5.000%	4,767,097	5,138,994
CMO Series 2010-61 Class WA
06/25/40	5.950%	852,285	917,112
CMO Series 2010-83 Class DN
12/25/20	4.500%	2,910,053	3,063,145
CMO Series 2010-9 Class PC
10/25/39	4.500%	2,500,000	2,636,757
Government National Mortgage Association (c)(f) CMO IO Series 2005-3 Class SE
01/20/35	21.220%	4,274,427	524,064
CMO IO Series 2007-26 Class SW
05/20/37	21.430%	8,828,834	921,764
CMO IO Series 2008-62 Class SA
07/20/38	30.480%	4,406,813	499,925
CMO IO Series 2008-95 Class DS
12/20/38	20.328%	6,162,725	800,717
CMO IO Series 2009-102 Class SM
06/16/39	22.120%	8,323,949	917,543
CMO IO Series 2009-106 Class ST
02/20/38	19.380%	7,273,174	865,903
CMO IO Series 2009-64 Class SN
07/16/39	20.070%	6,855,182	743,267
CMO IO Series 2009-67 Class SA
08/16/39	17.420%	4,398,566	500,567
CMO IO Series 2009-83 Class TS
08/20/39	24.680%	8,312,026	832,084
CMO IO Series 2010-107 Class IL
07/20/39	1.000%	1,898,492	618,114
CMO PO Series 2010-14 Class AO
06/16/33	2.090%	735,649	709,640
CMO PO Series 2010-14 Class AO
12/20/32	3.570%	1,372,646	1,255,785
Government National Mortgage Association (f)
09/15/22	5.000%	2,089,402	2,226,327
09/20/38-12/20/38	7.000%	1,631,095	1,809,341
CMO Series 1998-11 Class Z
04/20/28	6.500%	1,029,548	1,136,115
CMO Series 1999-16 Class Z
05/16/29	6.500%	910,894	1,009,946
CMO Series 2002-47 Class PG
07/16/32	6.500%	1,012,856	1,171,432
CMO Series 2003-25 Class PZ
04/20/33	5.500%	4,569,097	4,940,015
CMO Series 2003-75 Class ZX
09/16/33	6.000%	3,086,579	3,449,448
CMO Series 2005-26 Class XY
03/20/35	5.500%	1,321,000	1,423,502
CMO Series 2005-72 Class AZ
09/20/35	5.500%	1,333,878	1,411,971
CMO Series 2006-17 Class JN
04/20/36	6.000%	2,451,493	2,685,441
CMO Series 2006-33 Class NA
01/20/36	5.000%	3,000,000	3,199,943
CMO Series 2006-69 Class MB
12/20/36	5.500%	3,500,000	3,715,853
CMO Series 2007-6 Class LD
03/20/36	5.500%	1,500,000	1,638,144
CMO Series 2007-70 Class TA
08/20/36	5.750%	2,000,000	2,166,641
CMO Series 2008-23 Class PH
03/20/38	5.000%	2,399,577	2,487,771
CMO Series 2009-104 Class AB
08/16/39	7.000%	2,848,146	3,235,478
CMO Series 2009-2 Class PA
12/20/38	5.000%	2,191,915	2,288,083
CMO Series 2009-44 Class VA
05/16/20	5.500%	3,133,013	3,407,654
CMO Series 2009-89 Class VA
07/20/20	5.000%	2,744,831	2,972,470
CMO Series 2010-130 Class CP
10/16/40	7.000%	3,844,681	4,323,292

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  229

Portfolio of Investments (continued)  VP – J.P. Morgan Core Bond Fund

	Coupon	Principal
Issuer	rate	amount	Value

Residential Mortgage-Backed Securities — Agency (continued)
CMO Series 2010-14 Class QP
12/20/39	6.000%	$3,728,770	$4,051,456

Total Residential Mortgage-Backed Securities — Agency
(Cost: $677,452,358)			$679,066,149

Residential Mortgage-Backed Securities — Non-Agency (7.2%)

ASG Resecuritization Trust (a)(c)(f) CMO Series 2009-3 Class A65
03/26/37	5.385%	$3,096,329	$3,104,522
CMO Series 2010-3 Class 2A22
10/28/36	0.463%	1,666,565	1,638,011
CMO Series 2010-4 Class 2A20
11/28/36	0.412%	1,191,496	1,167,666
American General Mortgage Loan Trust (a)(f)
CMO Series 2009-1 Class A4
09/25/48	5.750%	2,200,000	2,235,697
CMO Series 2009-1 Class A5
09/25/48	5.750%	1,450,000	1,463,255
CMO Series 2009-1 Class A7
09/25/48	5.750%	2,550,000	2,574,284
CMO Series 2010-1A Class A1
03/25/58	5.150%	1,478,538	1,512,675
BCAP LLC Trust (a)(c)(f)
CMO Series 2010-RR6 Class 22A3
06/26/36	5.334%	1,305,392	1,354,202
CMO Series 2010-RR7 Class 15A1
01/26/36	1.061%	1,216,926	1,132,540
CMO Series 2010-RR7 Class 16A1
02/26/47	1.028%	1,238,313	1,203,889
CMO Series 2010-RR7 Class 1A5
04/26/35	5.024%	2,037,984	2,092,145
CMO Series 2010-RR7 Class 2A1
07/26/45	5.099%	2,732,420	2,766,656
CMO Series 2010-RR8 Class 3A3
05/26/35	5.095%	864,359	883,525
BCAP LLC Trust (a)(f)
CMO Series 2010-RR6 Class 5A1
11/26/37	5.500%	1,183,516	1,195,789
Banc of America Alternative Loan Trust CMO Series 2004-1 Class 1A1 (f)
02/25/34	6.000%	1,169,033	1,219,178
Banc of America Funding Corp. (a)(c)(f)
CMO Series 2010-R4 Class 5A1
07/26/36	0.411%	591,048	571,844
Banc of America Funding Corp. (f)
CMO Series 2004-3 Class 1A1
10/25/34	5.500%	868,274	872,819
Banc of America Mortgage Securities, Inc. (c)(f)
CMO Series 2004-C Class 2A2
04/25/34	3.013%	709,051	706,222
Banc of America Mortgage Securities, Inc. (f)
CMO Series 2003-3 Class 1A7
05/25/33	5.500%	1,700,000	1,732,511
CMO Series 2004-3 Class 1A26
04/25/34	5.500%	2,200,000	2,243,661
Bear Stearns Adjustable Rate Mortgage Trust CMO Series 2003-4 Class 3A1 (c)(f)
07/25/33	5.001%	437,405	433,983
Bear Stearns Alt-A Trust CMO Series 2005-2 Class 1A1 (c)(f)
03/25/35	0.761%	823,688	697,268
Chase Mortgage Finance Corp. (c)(f)
CMO Series 2007-A1 Class 2A1
02/25/37	2.892%	1,027,038	1,022,126
CMO Series 2007-A1 Class 7A1
02/25/37	2.930%	1,065,895	1,048,893
Chase Mortgage Finance Corp. (f)
CMO Series 2003-S2 Class A1
03/25/18	5.000%	955,040	973,467
Chase Mortgage Financial Corp. CMO Series 2003-S5 Class A6 (f)
06/25/33	4.500%	164,196	164,502
Citicorp Mortgage Securities, Inc. CMO Series 2004-4 Class A4 (f)
06/25/34	5.500%	1,997,211	2,078,891
Citigroup Mortgage Loan Trust, Inc. (a)(c)(f)
CMO Series 2009-10 Class 1A1
09/25/33	2.710%	2,081,624	2,059,337
CMO Series 2010-10 Class 2A1
02/25/36	3.305%	1,778,284	1,756,055
Citigroup Mortgage Loan Trust, Inc. (a)(f)
CMO Series 2009-11 Class 3A1
05/25/37	5.750%	2,000,000	2,071,206
Citigroup Mortgage Loan Trust, Inc. (c)(f)
CMO Series 2008-AR4 Class 1A1A
11/25/38	5.427%	2,901,777	2,942,054
Citigroup Mortgage Loan Trust, Inc. (f)
CMO Series 2003-1 Class 3A4
09/25/33	5.250%	1,575,467	1,649,732
Citigroup Mortgage Loan Trust, Inc CMO Series 2010-7 Class 10A1 (a)(c)(f)
02/25/35	2.836%	920,028	915,427
Countrywide Home Loan Mortgage Pass-Through Trust (f)
CMO Series 2003-40 Class A5
10/25/18	4.500%	1,980,699	2,058,405
CMO Series 2004-13 Class 1A4
08/25/34	5.500%	1,304,365	1,352,293
CMO Series 2004-5 Class 1A4
06/25/34	5.500%	1,741,973	1,806,992
Credit Suisse First Boston Mortgage Securities Corp. (f)
CMO Series 2003-27 Class 5A4
11/25/33	5.250%	1,551,775	1,562,237
CMO Series 2004-4 Class 2A4
09/25/34	5.500%	1,739,440	1,831,839
CMO Series 2004-5 Class 3A1
08/25/19	5.250%	1,563,858	1,622,501
CMO Series 2004-8 Class 1A4
12/25/34	5.500%	1,371,313	1,429,632
Credit Suisse Mortgage Capital Certificates (a)(c)(f)
CMO Series 2010-11R Class A1
06/28/47	1.258%	674,109	664,033
CMO Series 2010-12R Class 5A1
04/26/37	3.000%	867,187	866,317
CMO Series 2010-15R Class 7A1
10/26/37	5.340%	857,679	868,825
CMO Series 2010-15R Class 7A2
10/26/37	5.340%	250,000	230,566
CMO Series 2010-17R Class 5A1
07/26/36	3.500%	1,643,456	1,627,022
CMO Series 2010-1R Class 26A1
05/27/37	4.750%	2,580,337	2,604,210
Deutsche Mortgage Securities, Inc. CMO Series 2010-RS2 Class A1 (a)(c)(f)
06/28/47	1.511%	1,291,655	1,289,146
GMAC Mortgage Corp. Loan Trust (c)(f)
CMO Series 2003-AR2 Class 2A4
12/19/33	3.310%	1,964,674	1,908,942
GMAC Mortgage Corp. Loan Trust (f)
CMO Series 2004-J1 Class A20
04/25/34	5.500%	1,227,676	1,251,580
GSR Mortgage Loan Trust (c)(f)
CMO Series 2005-5F Class 8A3
06/25/35	0.761%	714,602	646,443
GSR Mortgage Loan Trust (f)
CMO Series 2003-7F Class 1A4
06/25/33	5.250%	1,474,796	1,436,086
Impac Secured Assets CMN Owner Trust CMO Series 2006-2 Class 2A1 (c)(f)
08/25/36	0.611%	1,104,789	997,311
JP Morgan Reremic CMO Series 2010-4 Class 7A1 (a)(c)(f)
08/26/35	4.277%	1,180,100	1,189,943
LB-UBS Commercial Mortgage Trust CMO IO Series 2006-C1 Class XCL (a)(c)(f)
02/15/41	7.175%	53,211,284	525,994
LVII Resecuritization Trust (a)(f)
CMO Series 2009-1 Class A1
11/27/37	5.950%	625,034	627,773
CMO Series 2009-2 Class A4
09/27/37	3.001%	1,500,000	1,500,000
MASTR Asset Securitization Trust CMO Series 2004-P7 Class A6 (a)(f)
12/27/33	5.500%	1,243,398	1,311,680
MLCC Mortgage Investors, Inc. (c)(f)
CMO Series 2003-A Class 2A1
03/25/28	1.041%	1,237,409	1,099,818
CMO Series 2003-E Class A1
10/25/28	0.571%	704,955	659,649
CMO Series 2004-G Class A2
01/25/30	0.757%	1,313,374	1,218,591
Morgan Stanley Mortgage Loan Trust CMO Series 2004-3 Class 4A (f)
04/25/34	5.654%	1,526,334	1,610,279

See accompanying Notes to Financial Statements.

230  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Coupon	Principal
Issuer	rate	amount	Value

Residential Mortgage-Backed Securities — Non-Agency (continued)
Msrr
CMO IO Series 2009-IO Class A1 (c)(f)
07/17/56	1.000%	$947,962	$949,147
NCUA (c)(f)
CMO Series 2010-R3 Class 1A
12/08/20	0.824%	1,500,000	1,498,125
NCUA (f)
CMO Series 2010-R3 Class 3A
12/08/20	2.400%	1,020,000	1,003,425
Nomura Asset Acceptance Corp. CMO Series 2004-R2 Class A1 (a)(f)
10/25/34	6.500%	419,008	428,232
PennyMac Loan Trust CMO Series 2010-NPL1 Class M1 (a)(f)
05/25/50	5.000%	1,250,000	1,249,609
Prime Mortgage Trust CMO Series 2004-2 Class A2 (f)
11/25/19	4.750%	3,085,057	3,153,015
RBSSP Resecuritization Trust (a)(f)
CMO Series 2010-9 Class 7A5
05/26/37	4.000%	1,795,000	1,727,417
RBSSP Resecuritization Trust (a)(f)
CMO Series 2009-1 Class 1A1
02/26/36	6.500%	1,077,486	1,138,916
CMO Series 2010-4 Class 2A1
11/26/35	5.749%	1,070,533	1,088,583
CMO Series 2010-9 Class 3A1
10/26/34	5.000%	1,382,864	1,410,521
Residential Accredit Loans, Inc. (c)(f)
CMO Series 2003-QS13 Class A5
07/25/33	0.911%	955,656	761,068
Residential Accredit Loans, Inc. (f)
CMO Series 2003-QS15 Class A7
08/25/33	5.500%	1,495,417	1,454,984
CMO Series 2004-QS3 Class CB
03/25/19	5.000%	1,367,556	1,423,969
Residential Asset Securitization Trust CMO Series 2004-IP2 Class 1A1 (c)(f)
12/25/34	2.716%	945,349	847,994
Residential Funding Mortgage Securities I
CMO Series 2003-S4 Class A4 (f)
03/25/33	5.750%	2,009,874	2,110,633
Station Place Securitization Trust CMO Series 2010-1 Class A (c)(f)
12/20/42	1.282%	2,000,000	2,000,000
Structured Adjustable Rate Mortgage Loan Trust CMO Series 2004-4 Class 5A (c)(f)
04/25/34	5.506%	1,294,016	1,251,238
Structured Asset Securities Corp. (f)
CMO Series 2004-21XS Class 2A4A
12/25/34	4.900%	2,000,000	2,050,798
CMO Series 2004-4XS Class 1A5
02/25/34	5.490%	1,199,254	1,201,449
Series 2004-6XS Class A5A
03/25/34	5.530%	927,699	873,327
Vendee Mortgage Trust CMO Series 1998-2 Class 1G (f)
06/15/28	6.750%	866,570	1,006,034
WaMu Mortgage Pass-Through Certificates (c)(f)
CMO Series 2004-AR3 Class A2
06/25/34	2.707%	855,556	826,989
CMO Series 2004-S1 Class 1A3
03/25/34	0.661%	512,658	507,526
WaMu Mortgage Pass-Through Certificates (f)
CMO Series 2003-S8 Class A4
09/25/18	4.500%	613,776	626,474
CMO Series 2004-CB1 Class 3A2
06/25/34	5.500%	2,500,000	2,596,250
CMO Series 2004-S3 Class 1A5
07/25/34	5.000%	823,850	847,063
Washington Mutual MSC Mortgage Pass-Through Certificates CMO Series 2003-MS2 Class 1A1 (f)
02/25/33	5.750%	1,562,965	1,572,570
Washington Mutual Series 2004-CB3 Class 4A (f)
10/25/19	6.000%	909,036	934,272
Wells Fargo Mortgage Backed Securities Trust (c)(f)
CMO Series 2004-EE Class 2A1
12/25/34	2.856%	310,982	300,507
Wells Fargo Mortgage Backed Securities Trust (f)
CMO Series 2005-1 Class 2A1
01/25/20	5.000%	981,702	991,841
CMO Series 2005-14 Class 1A1
12/25/35	5.500%	989,213	1,026,500
Wells Fargo Mortgage-Backed Securities Trust (c)(f)
CMO Series 2003-J Class 2A1
10/25/33	4.371%	1,054,099	1,077,501
CMO Series 2004-G Class A3
06/25/34	4.745%	550,000	571,190
CMO Series 2004-U Class A1
10/25/34	2.955%	1,388,897	1,320,793
Wells Fargo Mortgage-Backed Securities Trust (f)
CMO Series 2004-4 Class A9
05/25/34	5.500%	1,626,419	1,699,961

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $128,995,929)			$128,810,060

Commercial Mortgage-Backed Securities (1.2%)

Banc of America Commercial Mortgage, Inc. (c)(f) Series 2006-3 Class A4
07/10/44	5.889%	$500,000	$534,040
Banc of America Commercial Mortgage, Inc. (f) Series 2005-3 Class AM
07/10/43	4.727%	1,000,000	982,885
Series 2006-5 Class A4
09/10/47	5.414%	400,000	418,636
CW Capital Cobalt Ltd. Series 2006-C1 Class A4 (f)
08/15/48	5.223%	1,200,000	1,249,065
Citigroup Commercial Mortgage Trust Series 2005-C3 Class AM (f)
05/15/43	4.830%	1,230,000	1,259,959
Commercial Mortgage Asset Trust Series 1999-C1 Class D (f)
01/17/32	7.350%	1,500,000	1,624,887
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C3 Class AM (f)
07/15/37	4.730%	1,000,000	994,405
Credit Suisse Mortgage Capital Certificates Series 2006-C2 Class A3 (f)
03/15/39	5.658%	1,300,000	1,365,905
FDIC Structured Sale Guaranteed Notes Series 2010-C1 Class A (a)(f)
12/06/20	2.980%	2,500,000	2,511,925
Greenwich Capital Commercial Funding Corp. (f)
Series 2006-GG7 Class A4
07/10/38	5.888%	1,000,000	1,090,999
Merrill Lynch Mortgage Trust Series 2005-LC1 Class AJ (c)(f)
01/12/44	5.331%	1,000,000	946,069
Morgan Stanley Capital I Series 2004-RR Class F4 (a)(c)(f)
04/28/39	6.000%	681,121	685,378
Morgan Stanley Reremic Trust Series 2010-HQ4B Class A7A (a)(f)
04/16/40	4.970%	2,500,000	2,660,901
NCUA Guaranteed Notes CMO Series 2010-C1 Class APT (f)
10/29/20	2.650%	5,880,860	5,726,327

Total Commercial Mortgage-Backed Securities
(Cost: $21,785,550)			$22,051,381

Asset-Backed Securities (1.6%)

AH Mortgage Advance Trust Series 2010-ADV1 Class A1 (a)
08/15/22	3.968%	$1,325,000	$1,328,313
Ally Auto Receivables Trust (h) Series 2010-3 Class A3
10/15/14	0.000%	1,385,000	1,382,569
Series 2010-3 Class A3
08/17/15	0.000%	536,000	529,511
AmeriCredit Automobile Receivables Trust Series 2010-3 Class A3
04/08/15	1.140%	665,000	662,758
Series 2010-4 Class A2
05/08/14	0.960%	800,000	800,032
Arch Bay Asset-Backed Securities Series 2010-2 Class A (a)
04/25/57	4.125%	1,125,000	1,122,300
Asset Backed Funding Certificates Series 2005-AG1 Class A4
06/25/35	5.010%	1,250,000	1,231,280

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  231

Portfolio of Investments (continued)  VP – J.P. Morgan Core Bond Fund

	Coupon	Principal
Issuer	rate	amount	Value

Asset-Backed Securities (continued)
CNH Equipment Trust Series 2010-C Class A3
05/15/15	1.170%	$1,600,000	$1,595,143
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2003-4 Class 1A5
05/25/33	5.416%	993,363	955,675
Series 2003-5 Class 1A4
02/25/30	4.396%	720,341	716,644
Series 2003-6 Class 1A5
11/25/34	5.350%	750,000	663,981
Chase Funding Mortgage Loan Asset-Backed Certificates (c) Series 2003-2 Class 2A2
02/25/33	0.821%	971,304	830,112
Chrysler Financial Auto Securitization Trust Series 2010-A Class A3
08/08/13	0.910%	1,400,000	1,395,996
Citibank Credit Card Issuance Trust Series 2007-A7 Class A7 (c)
08/20/14	0.611%	1,500,000	1,501,419
Credit Suisse Mortgage Capital Certificates CMO Series 2010-16 Class A3 (a)(c)
06/25/50	4.250%	800,000	728,000
Federal National Mortgage Association Series 2003-W16 Class AF5 (c)
11/25/33	4.769%	1,944,301	1,980,411
GE Capital Credit Card Master Note Trust Series 2009-2 Class A
07/15/15	3.690%	1,000,000	1,038,766
Harley-Davidson Motorcycle Trust Series 2010-1 Class A3
02/15/15	1.160%	612,000	610,791
Hyundai Auto Receivables Trust Series 2010-A Class A1
05/16/11	0.398%	148,454	148,465
LAI Vehicle Lease Securitization Trust Series 2010-A Class A (a)
09/15/16	2.550%	1,448,675	1,445,053
Mercedes-Benz Auto Receivables Trust Series 2010-1 Class A1
05/13/11	0.309%	86,834	86,839
NCUA
CMO Series 2010-A1 Class A (c)
12/07/20	0.661%	500,000	500,525
PennyMac Loan Trust Series 2010-NPL1 Class A (a)
05/25/50	4.250%	725,300	708,061
Residential Asset Mortgage Products, Inc. Series 2004-RS6 Class AI4
05/25/32	5.457%	1,032,809	1,055,644
Residential Asset Mortgage Products, Inc. (c) Series 2005-RZ4 Class A2
11/25/35	0.521%	737,782	705,454
Santander Drive Auto Receivables Trust Series 2010-3 Class A3
06/16/14	1.200%	500,000	500,067
Structured Asset Investment Loan Trust Series 2005-5 Class A9 (c)
06/25/35	0.531%	500,000	464,631
Structured Asset Securities Corp. CMO Series 2004-5H Class A4
12/25/33	5.540%	2,100,000	2,090,779
Series 2005-NC1 Class A11
02/25/35	4.690%	1,680,490	1,714,212

Total Asset-Backed Securities
(Cost: $28,565,878)			$28,493,431

U.S. Treasury Obligations (23.5%)

U.S. Treasury Inflation-Indexed Bond
04/15/11	2.000%	$3,000,000	$3,335,110
U.S. Treasury
08/31/11	1.000%	3,000,000	3,015,117
01/31/12	0.875%	15,000,000	15,083,790
12/15/12	1.125%	17,500,000	17,679,777
04/15/13	1.750%	8,000,000	8,183,760
02/28/14	1.875%	1,000,000	1,024,062
10/31/14	2.375%	25,000,000	25,876,950
12/31/14	2.625%	5,000,000	5,210,938
03/31/17	3.250%	5,000,000	5,221,875
08/15/17	4.750%	3,745,000	4,246,770
08/15/17	8.875%	11,715,000	16,272,861
08/15/20	8.750%	28,500,000	41,632,258
U.S. Treasury (b)
02/15/13	1.375%	41,500,000	42,122,500
12/31/13	1.500%	12,140,000	12,314,513
07/31/14	2.625%	24,000,000	25,100,616
09/30/14	2.375%	19,000,000	19,683,555
01/31/15	2.250%	30,000,000	30,796,860
05/15/15	4.125%	8,050,000	8,864,435
12/31/16	3.250%	57,450,000	60,178,875
01/31/17	3.125%	15,000,000	15,585,930
02/15/19	8.875%	5,466,000	7,862,502
05/15/19	3.125%	2,051,000	2,072,632
08/15/19	8.125%	15,417,000	21,479,011
02/15/20	8.500%	500,000	715,391
08/15/27	6.375%	3,000,000	3,860,625
08/15/28	5.500%	14,700,000	17,320,731
08/15/29	6.125%	5,000,000	6,324,220

Total U.S. Treasury Obligations
(Cost: $416,243,549)			$421,065,664

U.S. Government Agency Obligations (16.0%)

Fannie Mae Interest STRIPS (h)
11/15/21	0.000%	$1,750,000	$1,095,810
Federal Farm Credit Bank
11/15/18	5.125%	8,000,000	9,038,584
Federal Home Loan Banks (b)
06/14/13	1.625%	12,100,000	12,306,716
12/16/16	4.750%	10,000,000	11,192,704
Federal Home Loan Mortgage Corp.
04/18/16	5.250%	10,000,000	11,438,830
Federal Home Loan Mortgage Corp. (b)
04/23/14	2.500%	2,000,000	2,073,208
08/23/17	5.500%	34,000,000	39,403,824
11/17/17	5.125%	65,000,000	74,016,280
Federal National Mortgage Association
09/15/16	5.250%	10,000,000	11,448,100
Federal National Mortgage Association (b)
10/15/15	4.375%	20,000,000	22,014,880
05/11/17	5.000%	15,000,000	16,820,265
06/12/17	5.375%	36,000,000	41,449,716
Federal National Mortgage Association (h)
07/05/14	0.000%	3,000,000	2,799,606
06/01/17	0.000%	10,000,000	8,119,440
Tennessee Valley Authority
07/18/17	5.500%	11,000,000	12,676,741
U.S. Treasury (b)(h) STRIPS
02/15/14	0.000%	10,000,000	9,645,930
02/15/28	0.000%	4,100,000	1,896,295
U.S. Treasury (h) STRIPS
02/15/29	0.000%	165,000	72,515
08/15/29	0.000%	100,000	42,853

Total U.S. Government Agency Obligations
(Cost: $287,692,297)			$287,552,297

Foreign Government Obligations (0.1%)

CANADA (0.1%)
Province of Ontario Canada Senior Unsecured
06/16/15	2.700%	$1,840,000	$1,873,197
Province of Quebec Canada
01/30/26	6.350%	440,000	528,203

Total			2,401,400

Total Foreign Government Obligations
(Cost: $2,387,123)			$2,401,400

Municipal Bonds (0.1%)

New York State Dormitory Authority Revenue Bonds Build America Bonds Series 2010
03/15/40	5.600%	$415,000	$399,956
Port Authority of New York and New Jersey Revenue Bonds Taxable Consolidated 164th Series 2010
11/01/40	5.647%	835,000	799,872

Total Municipal Bonds
(Cost: $1,239,061)			$1,199,828

See accompanying Notes to Financial Statements.

232  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Shares	Value

Money Market Fund (1.7%)

Columbia Short-Term Cash Fund, 0.229% (i)(j)	30,414,213	$30,414,213

Total Money Market Fund
(Cost: $30,414,213)		$30,414,213

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (17.3%)

Asset-Backed Commercial Paper (1.0%)
Antalis US Funding Corp.
01/10/11	0.360%	$4,999,450	$4,999,450
Belmont Funding LLC
01/18/11	0.500%	9,996,945	9,996,945
Rheingold Securitization
02/16/11	0.521%	2,996,013	2,996,013

Total			17,992,408

Certificates of Deposit (10.9%)
Banque et Caisse d’Epargne de l’Etat
02/16/11	0.305%	4,996,106	4,996,106
02/22/11	0.300%	7,494,254	7,494,254
Caisse des Depots
02/23/11	0.340%	9,500,000	9,500,000
Clydesdale Bank PLC
01/21/11	0.370%	5,000,000	5,000,000
Credit Industrial et Commercial
02/22/11	0.395%	4,000,000	4,000,000
02/23/11	0.380%	9,990,298	9,990,298
DZ Bank AG
01/18/11	0.330%	10,000,000	10,000,000
Development Bank of Singapore Ltd.
01/25/11	0.310%	5,000,000	5,000,000
02/09/11	0.300%	10,000,000	10,000,000
02/17/11	0.300%	1,000,000	1,000,000
La Banque Postale
02/17/11	0.365%	10,000,000	10,000,000
Landesbank Hessen Thuringen
01/03/11	0.300%	15,000,067	15,000,067
Mitsubishi UFJ Trust and Banking Corp.
01/06/11	0.330%	8,000,000	8,000,000
02/22/11	0.320%	4,000,000	4,000,000
N.V. Bank Nederlandse Gemeenten
01/27/11	0.330%	10,000,000	10,000,000
02/04/11	0.330%	5,000,000	5,000,000
Natixis
03/07/11	0.440%	15,000,000	15,000,000
Norinchukin Bank
01/25/11	0.330%	5,000,000	5,000,000
02/14/11	0.330%	10,000,000	10,000,000
03/02/11	0.350%	4,000,100	4,000,100
Societe Generale
02/17/11	0.310%	12,490,105	12,490,105
Sumitomo Mitsui Banking Corp.
01/12/11	0.300%	5,000,000	5,000,000
Sumitomo Trust & Banking Co., Ltd.
02/18/11	0.345%	5,000,000	5,000,000
02/18/11	0.350%	10,000,000	10,000,000
United Overseas Bank Ltd.
02/22/11	0.340%	10,000,000	10,000,000

Total			195,470,930

Commercial Paper (0.6%)
Macquarie Bank Ltd.
02/09/11	0.375%	9,991,146	9,991,146

Other Short-Term Obligations (0.6%)
Goldman Sachs Group, Inc. (The)
01/14/11	0.350%	6,000,000	6,000,000
Natixis Financial Products LLC
01/03/11	0.500%	5,000,000	5,000,000

Total			11,000,000

Repurchase Agreements (4.2%)
Barclays Capital, Inc. dated 10/13/10, matures 01/31/11, repurchase price $15,003,875 (k)
	0.300%	15,000,000	15,000,000
Cantor Fitzgerald & Co. dated 12/31/10, matures 01/03/11, repurchase price $25,000,833 (k)
	0.400%	25,000,000	25,000,000
Citigroup Global Markets, Inc. dated 12/31/10, matures 01/03/11, repurchase price $3,000,040 (k)
	0.160%	3,000,000	3,000,000
Goldman Sachs & Co. dated 12/31/10, matures 01/03/11, repurchase price $8,048,216 (k)
	0.170%	8,048,102	8,048,102
Pershing LLC dated 12/31/10, matures 01/03/11, repurchase price $25,000,938 (k)
	0.450%	25,000,000	25,000,000

Total			76,048,102

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $310,502,586)			$310,502,586

Total Investments
(Cost: $2,087,809,717)			$2,095,157,836
Other Assets & Liabilities, Net			(302,056,263)

Net Assets			$1,793,101,573

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $82,385,615 or 4.59% of net assets.

(b)	At December 31, 2010, security was partially or fully on loan.

(c)	Variable rate security. The interest rate shown reflects the rate as of December 31, 2010.

(d)	Represents fractional shares.

(e)	Negligible market value.

(f)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)	Represents a security purchased on a when-issued or delayed delivery basis.

(h)	Zero coupon bond.

(i)	The rate shown is the seven-day current annualized yield at December 31, 2010.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  233

Portfolio of Investments (continued)  VP – J.P. Morgan Core Bond Fund

Notes to Portfolio of Investments (continued)

(j)	Investments in affiliates during the year ended December 31, 2010:

			Sales cost/
	Beginning	Purchase	proceeds	Realized	Ending	Dividends or
Issuer	cost	cost	from sales	gain/loss	cost	interest income	Value
Columbia Short-Term Cash Fund	$11,535	$1,746,820,048	$(1,716,417,370)	$—	$30,414,213	$262,865	$30,414,213

(k)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.300%)
Security description	Value
Arabella Ltd	$75,595
Archer Daniels	777,702
ASB Finance Ltd	921,365
Banco Bilbao Vizcaya	2,487,184
Banco Bilbao Vizcaya Argentaria/New York NY	36,779
BP Capital Markets	462,219
BPCE	332,312
Central American Bank	2,880
Commonwealth Bank of Australia	467,902
Credit Agricole NA	767
Danske Corp	1,151,117
Electricite De France	1,906,146
European Investment Bank	2,564,769
Gdz Suez	395,932
Golden Funding Corp	27,257
Ing (US) Funding LLC	120
Natexis Banques	296,006
Nationwide Building	1,845,392
Natixis NY	143,999
Natixis US Finance Co	2,400
Prudential PLC	556,711
Silver Tower US Fund	7,200
Skandin Ens Banken	72,055
Societe Gen No Amer	1,199,390
Societe Generale NY	15,599
UBS Ag Stamford	1,202

Total market value of collateral securities	$15,750,000

Cantor Fitzgerald & Co. (0.400%)
Security description	Value
Fannie Mae Interest Strip	$800,776
Fannie Mae Pool	2,186,969
Fannie Mae Principal Strip	26,154
Fannie Mae REMICS	1,465,991
Federal Farm Credit Bank	1,363,424
Federal Home Loan Banks	2,442,686
Federal Home Loan Mortgage Corp	183,264
Federal National Mortgage Association	2,117,980
FHLMC Structured Pass Through Securities	866,994
Freddie Mac Non Gold Pool	2,099,297
Freddie Mac Reference REMIC	14,129
Freddie Mac REMICS	1,288,482
Freddie Mac Strips	379,961
Ginnie Mae I Pool	245,589

See accompanying Notes to Financial Statements.

234  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.400%) (continued)
Security description	Value
Ginnie Mae II Pool	$1,361,353
Government National Mortgage Association	547,725
United States Treasury Inflation Indexed Bonds	75,286
United States Treasury Note/Bond	5,982,624
United States Treasury Strip Coupon	1,788,180
United States Treasury Strip Principal	263,136

Total market value of collateral securities	$25,500,000

Citigroup Global Markets, Inc. (0.160%)
Security description	Value
Fannie Mae Benchmark REMIC	$14,904
Fannie Mae REMICS	1,007,994
Fannie Mae Whole Loan	25,643
Fannie Mae-Aces	1,958
Freddie Mac Reference REMIC	69,847
Freddie Mac REMICS	1,539,978
Government National Mortgage Association	399,676

Total market value of collateral securities	$3,060,000

Goldman Sachs & Co. (0.170%)
Security description	Value
Government National Mortgage Association	$8,209,064

Total market value of collateral securities	8,209,064

Pershing LLC (0.450%)
Security description	Value
Fannie Mae Pool	$12,982,649
Fannie Mae REMICS	2,927,301
Freddie Mac Gold Pool	1,110,461
Freddie Mac REMICS	3,863,681
Ginnie Mae I Pool	988,959
Government National Mortgage Association	3,626,949

Total market value of collateral securities	$25,500,000

Abbreviation Legend

CMO	Collateralized Mortgage Obligation
FDIC	Federal Deposit Insurance Corporation
IO	Interest Only
PO	Principal Only
STRIPS	Separate Trading of Registered Interest and Principal Securities

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  235

Portfolio of Investments (continued)  VP – J.P. Morgan Core Bond Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See accompanying Notes to Financial Statements.

236  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Fair value at December 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Bonds
Corporate Bonds & Notes	$—	$183,600,827	$—	$183,600,827
Residential Mortgage-Backed Securities — Agency	—	678,375,504	690,645	679,066,149
Residential Mortgage-Backed Securities — Non-Agency	—	115,231,187	13,578,873	128,810,060
Commercial Mortgage-Backed Securities	—	18,854,078	3,197,303	22,051,381
Asset-Backed Securities	—	25,198,078	3,295,353	28,493,431
U.S. Treasury Obligations	417,730,554	3,335,110	—	421,065,664
U.S. Government Agency Obligations	—	287,552,297	—	287,552,297
Foreign Government Obligations	—	2,401,400	—	2,401,400
Municipal Bonds	—	1,199,828	—	1,199,828

Total Bonds	417,730,554	1,315,748,309	20,762,174	1,754,241,037

Other
Affiliated Money Market Fund(c)	30,414,213	—	—	30,414,213
Investments of Cash Collateral Received for Securities on Loan	—	310,502,586	—	310,502,586

Total Other	30,414,213	310,502,586	—	340,916,799

Total	$448,144,767	$1,626,250,895	$20,762,174	$2,095,157,836

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2010.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Residential	Residential	Commercial
	Mortgage-Backed	Mortgage-Backed	Mortgage-Backed	Asset-Backed
	Securities — Agency	Securities — Non Agency	Securities	Securities	Total

Balance as of May 7, 2010 (when shares became available)	$—	$—	$—	$—	$—
Accrued discounts/premiums	(590)	(3,596)	(529)	64	(4,651)
Realized gain (loss)	—	3,467	—	—	3,467
Change in unrealized appreciation (depreciation)*	590	(7,334)	12,975	(3,513)	2,718
Sales	—	(375,239)	(54,879)	—	(430,118)
Purchases	690,645	13,961,575	3,239,736	3,298,802	21,190,758
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—

Balance as of December 31, 2010	$690,645	$13,578,873	$3,197,303	$3,295,353	$20,762,174

*	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2010 was $2,718, which is comprised of Residential Mortgage-Backed Securities—Agency of $590, Residential Mortgage-Backed Securities—Non Agency of $(7,334), Commercial Mortgage-Backed Securities of $12,975 and Asset-Backed Securities of $(3,513).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  237

Portfolio of Investments (continued)  VP – J.P. Morgan Core Bond Fund

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

238  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Portfolio of Investments
VP – Jennison Mid Cap Growth Fund
December 31, 2010
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (98.5%)

CONSUMER DISCRETIONARY (14.9%)

Hotels, Restaurants & Leisure (5.4%)
Darden Restaurants, Inc. (a)	240,075	$11,149,083
Tim Hortons, Inc.	342,031	14,101,938
WMS Industries, Inc. (a)(b)	119,995	5,428,574
Yum! Brands, Inc.	296,660	14,551,173

Total		45,230,768

Multiline Retail (2.3%)
Dollar Tree, Inc. (a)(b)	241,095	13,520,608
Nordstrom, Inc.	136,609	5,789,489

Total		19,310,097

Specialty Retail (6.0%)
Bed Bath & Beyond, Inc. (b)	218,386	10,733,672
GameStop Corp., Class A (a)(b)	274,957	6,291,016
Guess?, Inc. (a)	226,838	10,733,974
Ross Stores, Inc.	163,446	10,337,959
TJX Companies, Inc.	259,527	11,520,404
Williams-Sonoma, Inc. (a)	20,441	729,539

Total		50,346,564

Textiles, Apparel & Luxury Goods (1.2%)
Phillips-Van Heusen Corp. (a)	166,455	10,488,330

TOTAL CONSUMER DISCRETIONARY		125,375,759

CONSUMER STAPLES (7.3%)

Beverages (0.5%)
Hansen Natural Corp. (b)	85,513	4,470,619

Food Products (5.0%)
Bunge Ltd. (a)	136,053	8,914,193
ConAgra Foods, Inc.	374,099	8,447,155
JM Smucker Co. (The)	123,911	8,134,757
Mead Johnson Nutrition Co.	111,257	6,925,748
Ralcorp Holdings, Inc. (a)(b)	147,263	9,573,568

Total		41,995,421

Household Products (1.8%)
Church & Dwight Co., Inc.	212,391	14,659,227

TOTAL CONSUMER STAPLES		61,125,267

ENERGY (6.9%)

Energy Equipment & Services (1.9%)
Cameron International Corp. (b)	246,044	12,481,812
Core Laboratories NV (a)	37,041	3,298,501

Total		15,780,313

Oil, Gas & Consumable Fuels (5.0%)
Cimarex Energy Co.	78,656	6,963,416
Denbury Resources, Inc. (b)	346,604	6,616,670
Newfield Exploration Co. (b)	157,011	11,322,063
Southwestern Energy Co. (b)	467,778	17,508,931

Total		42,411,080

TOTAL ENERGY		58,191,393

FINANCIALS (5.3%)

Capital Markets (2.6%)
Eaton Vance Corp. (a)	433,198	13,095,576
TD Ameritrade Holding Corp. (a)	466,380	8,856,556

Total		21,952,132

Insurance (1.2%)
WR Berkley Corp. (a)	356,358	9,757,082

Real Estate Investment Trusts (REITs) (1.5%)
Annaly Capital Management, Inc.	699,700	12,538,624

TOTAL FINANCIALS		44,247,838

HEALTH CARE (15.0%)

Biotechnology (1.9%)
Alexion Pharmaceuticals, Inc. (a)(b)	58,009	4,672,625
BioMarin Pharmaceutical, Inc. (a)(b)	177,807	4,788,342
United Therapeutics Corp. (a)(b)	98,707	6,240,257

Total		15,701,224

Health Care Equipment & Supplies (2.1%)
CR Bard, Inc. (a)	118,016	10,830,328
IDEXX Laboratories, Inc. (a)(b)	93,994	6,506,265
Neogen Corp. (a)(b)	6,537	268,213

Total		17,604,806

Health Care Providers & Services (5.7%)
DaVita, Inc. (b)	215,752	14,992,607
Henry Schein, Inc. (a)(b)	187,897	11,534,997
Laboratory Corp. of America Holdings (a)(b)	129,095	11,350,032
Universal Health Services, Inc., Class B	241,653	10,492,573

Total		48,370,209

Life Sciences Tools & Services (3.4%)
Agilent Technologies, Inc. (b)	224,424	9,297,886
Thermo Fisher Scientific, Inc. (b)	160,783	8,900,947
Waters Corp. (b)	131,350	10,207,209

Total		28,406,042

Pharmaceuticals (1.9%)
Perrigo Co. (a)	155,468	9,845,788
Valeant Pharmaceuticals International, Inc.	210,743	5,961,920

Total		15,807,708

TOTAL HEALTH CARE		125,889,989

INDUSTRIALS (15.9%)

Aerospace & Defense (1.5%)
ITT Corp.	244,226	12,726,617

Air Freight & Logistics (2.0%)
CH Robinson Worldwide, Inc. (a)	88,485	7,095,612
Expeditors International of Washington, Inc.	168,463	9,198,080

Total		16,293,692

Building Products (0.1%)
Owens Corning (a)(b)	23,138	720,749

Commercial Services & Supplies (3.3%)
Copart, Inc. (b)	174,504	6,517,724
Iron Mountain, Inc.	547,871	13,702,254
Stericycle, Inc. (a)(b)	93,047	7,529,363

Total		27,749,341

Electrical Equipment (3.4%)
AMETEK, Inc.	370,056	14,524,698
Roper Industries, Inc.	186,937	14,287,595

Total		28,812,293

Machinery (2.7%)
Danaher Corp.	274,586	12,952,222
IDEX Corp.	252,163	9,864,616

Total		22,816,838

Professional Services (1.6%)
Robert Half International, Inc. (a)	429,205	13,133,673

Road & Rail (0.5%)
JB Hunt Transport Services, Inc.	107,443	4,384,749

Trading Companies & Distributors (0.8%)
Fastenal Co. (a)	115,952	6,946,684

TOTAL INDUSTRIALS		133,584,636

INFORMATION TECHNOLOGY (21.0%)

Communications Equipment (2.3%)
Ciena Corp. (a)(b)	62,985	1,325,834
Juniper Networks, Inc. (b)	349,933	12,919,526
Riverbed Technology, Inc. (a)(b)	139,062	4,890,811

Total		19,136,171

Computers & Peripherals (1.4%)
NetApp, Inc. (b)	223,241	12,269,325

Electronic Equipment, Instruments & Components (3.1%)
Amphenol Corp., Class A	203,780	10,755,508
Anixter International, Inc. (a)	107,805	6,439,193
FLIR Systems, Inc. (a)(b)	286,629	8,527,213

Total		25,721,914

Internet Software & Services (2.6%)
Akamai Technologies, Inc. (b)	154,544	7,271,295
VeriSign, Inc.	443,211	14,479,704

Total		21,750,999

IT Services (2.5%)
Alliance Data Systems Corp. (a)(b)	152,700	10,846,281
Amdocs Ltd. (b)	151,455	4,160,469
Teradata Corp. (b)	139,728	5,751,204

Total		20,757,954

Semiconductors & Semiconductor Equipment (5.7%)
Altera Corp. (a)	321,282	11,431,214
Broadcom Corp., Class A	356,738	15,535,940
Marvell Technology Group Ltd. (b)	412,484	7,651,578
Maxim Integrated Products, Inc. (a)	286,462	6,766,232
SemiLEDs Corp. (b)	4,600	133,630
Xilinx, Inc. (a)	237,308	6,877,186

Total		48,395,780

Software (3.4%)
Check Point Software Technologies Ltd. (b)	319,102	14,761,658
Nuance Communications, Inc. (a)(b)	253,931	4,616,466
Red Hat, Inc. (b)	195,627	8,930,373

Total		28,308,497

TOTAL INFORMATION TECHNOLOGY		176,340,640

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  239

Portfolio of Investments (continued)  VP – Jennison Mid Cap Growth Fund

Issuer	Shares	Value

Common Stocks (continued)
MATERIALS (5.9%)

Chemicals (2.8%)
Ecolab, Inc.	293,561	$14,801,346
FMC Corp.	77,224	6,169,425
Lubrizol Corp.	23,072	2,465,935

Total		23,436,706

Metals & Mining (3.1%)
Agnico-Eagle Mines Ltd.	131,451	10,082,292
Reliance Steel & Aluminum Co.	112,133	5,729,996
Silver Wheaton Corp. (b)	271,099	10,583,705

Total		26,395,993

TOTAL MATERIALS		49,832,699

TELECOMMUNICATION SERVICES (6.3%)

Wireless Telecommunication Services (6.3%)
American Tower Corp., Class A (b)	340,641	17,590,701
Crown Castle International Corp. (b)	402,129	17,625,314
NII Holdings, Inc. (a)(b)	393,378	17,568,262

Total		52,784,277

TOTAL TELECOMMUNICATION SERVICES		52,784,277

Total Common Stocks
(Cost: $703,605,802)		$827,372,498

	Shares	Value

Money Market Fund (1.6%)

Columbia Short-Term Cash Fund, 0.229% (c)(d)	13,678,787	$13,678,787

Total Money Market Fund
(Cost: $13,678,787)		$13,678,787

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (19.0%)

Asset-Backed Commercial Paper (1.8%)
Antalis US Funding Corp.
01/10/11	0.360%	$4,999,450	$4,999,450
Grampian Funding LLC
01/31/11	0.300%	4,998,708	4,998,708
Royal Park Investments Funding Corp.
03/25/11	0.501%	4,993,542	4,993,542

Total			14,991,700

Certificates of Deposit (7.6%)
Banque et Caisse d’Epargne de l’Etat
02/16/11	0.305%	4,996,106	4,996,106
Barclays Bank PLC
02/23/11	0.425%	8,000,000	8,000,000
Clydesdale Bank PLC
01/24/11	0.365%	5,000,000	5,000,000
Commonwealth Bank of Australia (The)
01/03/11	0.180%	5,000,000	5,000,000
Credit Industrial et Commercial
02/22/11	0.395%	7,000,000	7,000,000
DZ Bank AG
01/18/11	0.345%	3,997,624	3,997,624
Den Danske Bank
01/03/11	0.250%	5,000,000	5,000,000
Development Bank of Singapore Ltd.
01/25/11	0.310%	3,000,000	3,000,000
02/17/11	0.300%	5,000,000	5,000,000
La Banque Postale
02/17/11	0.365%	5,000,000	5,000,000
Norinchukin Bank
01/25/11	0.330%	5,000,000	5,000,000
02/08/11	0.330%	2,000,000	2,000,000
Sumitomo Trust & Banking Co., Ltd.
02/22/11	0.335%	5,000,064	5,000,064

Total			63,993,794

Commercial Paper (0.6%)
Suncorp Metway Ltd.
01/10/11	0.400%	4,998,167	4,998,167

Repurchase Agreements (9.0%)
Cantor Fitzgerald & Co. dated 12/31/10, matures 01/03/11, repurchase price $15,000,500 (e)
	0.400%	15,000,000	15,000,000
Goldman Sachs & Co. dated 12/31/10, matures 01/03/11, repurchase price $3,393,377 (e)
	0.170%	3,393,329	3,393,329
Merrill Lynch Government Securities Income dated 12/31/10, matures 01/03/11, repurchase price $10,000,208 (e)
	0.250%	10,000,000	10,000,000
Merrill Lynch Pierce Fenner & Smith, Inc. dated 12/31/10, matures 01/03/11, repurchase price $7,000,146 (e)
	0.250%	7,000,000	7,000,000
Mizuho Securities USA, Inc. dated 12/31/10, matures 01/03/11, repurchase price $5,000,208 (e)
	0.500%	5,000,000	5,000,000
Nomura Securities dated 12/31/10, matures 01/03/11, repurchase price $10,000,417 (e)
	0.500%	10,000,000	10,000,000
Pershing LLC dated 12/31/10, matures 01/03/11, repurchase price $25,000,938 (e)
	0.450%	25,000,000	25,000,000

Total			75,393,329

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $159,376,990)			$159,376,990

Total Investments
(Cost: $876,661,579)			$1,000,428,275
Other Assets & Liabilities, Net			(160,188,716)

Net Assets			$840,239,559

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	At December 31, 2010, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Investments in affiliates during the year ended December 31, 2010:

			Sales cost/			Dividends
	Beginning	Purchase	proceeds	Realized	Ending	or interest
Issuer	cost	cost	from sales	gain/loss	cost	income	Value
Columbia Short-Term Cash Fund	$11,535	$795,612,599	$(781,945,347)	$—	$13,678,787	$35,551	$13,678,787

(d)	The rate shown is the seven-day current annualized yield at December 31, 2010.

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

See accompanying Notes to Financial Statements.

240  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.400%)
Security description	Value
Fannie Mae Interest Strip	$480,466
Fannie Mae Pool	1,312,181
Fannie Mae Principal Strip	15,692
Fannie Mae REMICS	879,595
Federal Farm Credit Bank	818,055
Federal Home Loan Banks	1,465,612
Federal Home Loan Mortgage Corp	109,959
Federal National Mortgage Association	1,270,788
FHLMC Structured Pass Through Securities	520,196
Freddie Mac Non Gold Pool	1,259,578
Freddie Mac Reference REMIC	8,477
Freddie Mac REMICS	773,089
Freddie Mac Strips	227,977
Ginnie Mae I Pool	147,353
Ginnie Mae II Pool	816,812
Government National Mortgage Association	328,635
United States Treasury Inflation Indexed Bonds	45,171
United States Treasury Note/Bond	3,589,574
United States Treasury Strip Coupon	1,072,908
United States Treasury Strip Principal	157,882

Total market value of collateral securities	$15,300,000

Goldman Sachs & Co. (0.170%)
Security description	Value
Government National Mortgage Association	$3,461,196

Total market value of collateral securities	$3,461,196

Merrill Lynch Government Securities Income (0.250%)
Security description	Value
Fannie Mae REMICS	$1,920,641
Freddie Mac REMICS	8,279,377

Total market value of collateral securities	$10,200,018

Merrill Lynch Pierce Fenner & Smith, Inc. (0.250%)
Security description	Value
Federal Home Loan Banks	$647,958
Federal Home Loan Mortgage Corp	377,260
Federal National Mortgage Association	419,886
Government National Mortgage Association	5,694,916

Total market value of collateral securities	$7,140,020

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  241

Portfolio of Investments (continued)  VP – Jennison Mid Cap Growth Fund

Notes to Portfolio of Investments (continued)

Mizuho Securities USA, Inc. (0.500%)
Security description	Value
Fannie Mae Grantor Trust	$2,469
Fannie Mae Pool	2,074,775
Fannie Mae REMICS	214,119
Fannie Mae Whole Loan	5,817
Federal Farm Credit Bank	3,332
Federal Home Loan Banks	86,452
Federal Home Loan Mortgage Corp	13,315
FHLMC Structured Pass Through Securities	12,611
Freddie Mac Gold Pool	1,087,172
Freddie Mac Non Gold Pool	128,998
Freddie Mac REMICS	239,699
Ginnie Mae II Pool	175,519
Government National Mortgage Association	325,572
United States Treasury Note/Bond	730,150

Total market value of collateral securities	$5,100,000

Nomura Securities (0.500%)
Security description	Value
Fannie Mae Pool	$4,566,830
Freddie Mac Gold Pool	5,633,170

Total market value of collateral securities	$10,200,000

Pershing LLC (0.450%)
Security description	Value
Fannie Mae Pool	$12,982,649
Fannie Mae REMICS	2,927,301
Freddie Mac Gold Pool	1,110,461
Freddie Mac REMICS	3,863,681
Ginnie Mae I Pool	988,959
Government National Mortgage Association	3,626,949

Total market value of collateral securities	$25,500,000

See accompanying Notes to Financial Statements.

242  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  243

Portfolio of Investments (continued)  VP – Jennison Mid Cap Growth Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Fair value at December 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$125,375,759	$—	$—	$125,375,759
Consumer Staples	61,125,267	—	—	61,125,267
Energy	58,191,393	—	—	58,191,393
Financials	44,247,838	—	—	44,247,838
Health Care	125,889,989	—	—	125,889,989
Industrials	133,584,636	—	—	133,584,636
Information Technology	176,340,640	—	—	176,340,640
Materials	49,832,699	—	—	49,832,699
Telecommunication Services	52,784,277	—	—	52,784,277

Total Equity Securities	827,372,498	—	—	827,372,498

Other
Affiliated Money Market Fund(c)	13,678,787	—	—	13,678,787
Investments of Cash Collateral Received for Securities on Loan	—	159,376,990	—	159,376,990

Total Other	13,678,787	159,376,990	—	173,055,777

Total	$841,051,285	$159,376,990	$—	$1,000,428,275

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2010.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Financial Statements.

244  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Portfolio of Investments
VP – MFS Value Fund
December 31, 2010
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (98.4%)

CONSUMER DISCRETIONARY (6.1%)

Auto Components (0.4%)
Johnson Controls, Inc. (a)	154,235	$5,891,777

Automobiles (0.2%)
General Motors Co. (b)	80,950	2,983,817

Hotels, Restaurants & Leisure (0.3%)
McDonald’s Corp.	59,009	4,529,531

Household Durables (0.9%)
Pulte Group, Inc. (a)(b)	540,514	4,064,665
Stanley Black & Decker, Inc.	154,473	10,329,610

Total		14,394,275

Leisure Equipment & Products (0.4%)
Hasbro, Inc.	136,371	6,433,983

Media (2.4%)
Omnicom Group, Inc. (a)	345,705	15,833,289
Walt Disney Co. (The)	539,698	20,244,072

Total		36,077,361

Multiline Retail (0.8%)
Kohl’s Corp. (a)(b)	110,170	5,986,638
Target Corp.	102,800	6,181,364

Total		12,168,002

Specialty Retail (0.7%)
Advance Auto Parts, Inc.	81,722	5,405,910
Staples, Inc. (a)	231,505	5,271,369

Total		10,677,279

TOTAL CONSUMER DISCRETIONARY		93,156,025

CONSUMER STAPLES (12.3%)

Beverages (2.4%)
Diageo PLC	1,116,287	20,626,435
PepsiCo, Inc.	250,910	16,391,950

Total		37,018,385

Food & Staples Retailing (1.0%)
CVS Caremark Corp.	265,118	9,218,153
Walgreen Co.	164,400	6,405,024

Total		15,623,177

Food Products (4.1%)
General Mills, Inc.	629,670	22,409,955
JM Smucker Co. (The)	120,037	7,880,429
Kellogg Co.	227,549	11,623,203
Nestlé SA	363,290	21,321,629

Total		63,235,216

Household Products (0.7%)
Procter & Gamble Co. (The)	153,751	9,890,802

Personal Products (0.2%)
Avon Products, Inc.	128,200	3,725,492

Tobacco (3.9%)
Altria Group, Inc.	176,094	4,335,435
Philip Morris International, Inc.	856,691	50,142,124
Reynolds American, Inc.	161,000	5,251,820

Total		59,729,379

TOTAL CONSUMER STAPLES		189,222,451

ENERGY (10.6%)

Energy Equipment & Services (1.7%)
National Oilwell Varco, Inc.	118,901	7,996,092
Noble Corp. (a)	163,354	5,843,173
Transocean Ltd. (a)(b)	168,500	11,712,435

Total		25,551,700

Oil, Gas & Consumable Fuels (8.9%)
Apache Corp.	197,525	23,550,906
Chevron Corp.	399,396	36,444,885
EOG Resources, Inc. (a)	119,921	10,961,979
Exxon Mobil Corp.	345,065	25,231,153
Hess Corp.	243,625	18,647,057
Occidental Petroleum Corp.	134,105	13,155,700
Total SA, ADR	163,174	8,726,546

Total		136,718,226

TOTAL ENERGY		162,269,926

FINANCIALS (22.7%)

Capital Markets (7.3%)
Bank of New York Mellon Corp. (The)	1,409,786	42,575,537
BlackRock, Inc. (a)	16,151	3,078,058
Goldman Sachs Group, Inc. (The)	288,941	48,588,318
State Street Corp.	383,076	17,751,742

Total		111,993,655

Commercial Banks (3.0%)
PNC Financial Services Group, Inc. (a)	211,073	12,816,353
Wells Fargo & Co.	1,062,672	32,932,205

Total		45,748,558

Diversified Financial Services (4.5%)
Bank of America Corp.	1,977,372	26,378,143
JPMorgan Chase & Co.	1,012,513	42,950,801

Total		69,328,944

Insurance (7.9%)
ACE Ltd.	136,317	8,485,733
Allstate Corp. (The)	298,324	9,510,569
AON Corp.	385,415	17,732,944
Chubb Corp. (a)	179,619	10,712,477
MetLife, Inc.	891,710	39,627,593
Prudential Financial, Inc.	355,066	20,845,925
Travelers Companies, Inc. (The)	269,548	15,016,519

Total		121,931,760

TOTAL FINANCIALS		349,002,917

HEALTH CARE (12.2%)

Health Care Equipment & Supplies (3.3%)
Becton Dickinson and Co. (a)	168,983	14,282,443
Medtronic, Inc.	565,855	20,987,562
St. Jude Medical, Inc. (a)(b)	377,528	16,139,322

Total		51,409,327

Health Care Providers & Services (0.4%)
Quest Diagnostics, Inc.	117,400	6,336,078

Life Sciences Tools & Services (0.5%)
Thermo Fisher Scientific, Inc. (b)	134,142	7,426,101

Pharmaceuticals (8.0%)
Abbott Laboratories	562,408	26,944,967
GlaxoSmithKline PLC	323,743	6,259,679
Johnson & Johnson	665,519	41,162,350
Merck & Co., Inc.	172,523	6,217,729
Pfizer, Inc.	1,957,153	34,269,749
Roche Holding AG	50,080	7,354,742

Total		122,209,216

TOTAL HEALTH CARE		187,380,722

INDUSTRIALS (13.2%)

Aerospace & Defense (9.0%)
Honeywell International, Inc.	431,085	22,916,478
Lockheed Martin Corp. (a)	820,201	57,340,252
Northrop Grumman Corp. (a)	356,600	23,100,548
United Technologies Corp.	446,676	35,162,335

Total		138,519,613

Construction & Engineering (0.2%)
Fluor Corp. (a)	47,550	3,150,663

Industrial Conglomerates (1.3%)
3M Co. (a)	223,085	19,252,236

Machinery (1.6%)
Danaher Corp. (a)	250,848	11,832,500
Eaton Corp. (a)	124,369	12,624,697

Total		24,457,197

Professional Services (0.6%)
Dun & Bradstreet Corp. (a)	114,008	9,358,917

Road & Rail (0.5%)
Canadian National Railway Co.	115,266	7,661,731

TOTAL INDUSTRIALS		202,400,357

INFORMATION TECHNOLOGY (10.7%)

Communications Equipment (0.9%)
Cisco Systems, Inc. (b)	659,536	13,342,413

Computers & Peripherals (0.5%)
Hewlett-Packard Co.	190,707	8,028,765

IT Services (5.9%)
Accenture PLC, Class A	754,754	36,598,021
IBM Corp.	215,852	31,678,440
Mastercard, Inc., Class A (a)	55,427	12,421,745
Western Union Co. (The)	487,434	9,051,649

Total		89,749,855

Semiconductors & Semiconductor Equipment (1.4%)
Intel Corp.	1,021,435	21,480,778

Software (2.0%)
Oracle Corp.	1,000,427	31,313,365

TOTAL INFORMATION TECHNOLOGY		163,915,176

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  245

Portfolio of Investments (continued)  VP – MFS Value Fund

Issuer	Shares	Value

Common Stocks (continued)
MATERIALS (3.5%)

Chemicals (3.5%)
Air Products & Chemicals, Inc.	185,145	$16,838,938
PPG Industries, Inc. (a)	212,872	17,896,149
Sherwin-Williams Co. (The) (a)	220,720	18,485,300

Total		53,220,387

TOTAL MATERIALS		53,220,387

TELECOMMUNICATION SERVICES (4.2%)

Diversified Telecommunication Services (2.9%)
AT&T, Inc.	1,517,025	44,570,194

Wireless Telecommunication Services (1.3%)
Vodafone Group PLC	8,036,519	20,776,982

TOTAL TELECOMMUNICATION SERVICES		65,347,176

UTILITIES (2.9%)

Electric Utilities (0.7%)
Entergy Corp.	70,535	4,995,994
PPL Corp. (a)	192,846	5,075,707

Total		10,071,701

Multi-Utilities (2.2%)
Dominion Resources, Inc.	171,025	7,306,188
PG&E Corp.	348,463	16,670,470
Public Service Enterprise Group, Inc. (a)	311,218	9,899,844

Total		33,876,502

TOTAL UTILITIES		43,948,203

Total Common Stocks
(Cost: $1,342,724,684)		$1,509,863,340

Convertible Preferred Stocks (0.3%)

Energy (0.1%)

Oil, Gas & Consumable Fuels (0.1%)
Apache Corp., 6.000% (a)	39,130	$2,597,254

TOTAL ENERGY		2,597,254

Utilities (0.2%)

Electric Utilities (0.2%)
PPL Corp., 9.500%	48,000	2,634,192

TOTAL UTILITIES		2,634,192

Total Convertible Preferred Stocks
(Cost: $4,473,125)		$5,231,446

	Shares	Value

Money Market Fund (1.2%)

Columbia Short-Term Cash Fund, 0.229% (c)(d)	18,185,654	$18,185,654

Total Money Market Fund
(Cost: $18,185,654)		$18,185,654

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (6.9%)

Asset-Backed Commercial Paper (0.7%)
Antalis US Funding Corp.
01/10/11	0.360%	$4,999,450	$4,999,450
Rheingold Securitization
02/16/11	0.521%	4,993,356	4,993,356

Total			9,992,806

Certificates of Deposit (3.6%)
Barclays Bank PLC
02/23/11	0.425%	6,000,000	6,000,000
Development Bank of Singapore Ltd.
01/25/11	0.310%	4,000,000	4,000,000
Erste Bank der Oesterreichischen Sparkassen AG
01/18/11	0.430%	5,000,000	5,000,000
KBC Bank NV
01/20/11	0.450%	6,000,000	6,000,000
La Banque Postale
02/17/11	0.365%	2,000,000	2,000,000
Landesbank Hessen Thuringen
01/03/11	0.300%	5,000,022	5,000,022
N.V. Bank Nederlandse Gemeenten
01/27/11	0.330%	5,000,000	5,000,000
Norinchukin Bank
02/08/11	0.330%	2,000,000	2,000,000
02/14/11	0.330%	5,000,000	5,000,000
Societe Generale
02/17/11	0.310%	4,996,042	4,996,042
Sumitomo Mitsui Banking Corp.
01/12/11	0.300%	5,000,000	5,000,000
United Overseas Bank Ltd.
01/18/11	0.330%	5,000,000	5,000,000

Total			54,996,064

Commercial Paper (0.4%)
Macquarie Bank Ltd.
02/09/11	0.375%	5,994,688	5,994,688

Repurchase Agreements (2.2%)
Barclays Capital, Inc. dated 10/13/10, matures 01/31/11, repurchase price $10,002,583 (e)
	0.300%	10,000,000	10,000,000
Goldman Sachs & Co. dated 12/31/10, matures 01/03/11, repurchase price $1,406,053 (e)
	0.170%	1,406,033	1,406,033
Nomura Securities dated 12/31/10, matures 01/03/11, repurchase price $20,000,833 (e)
	0.500%	20,000,000	20,000,000
Pershing LLC dated 12/31/10, matures 01/03/11, repurchase price $3,000,113 (e)
	0.450%	3,000,000	3,000,000

Total			34,406,033

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $105,389,591)			$105,389,591

Total Investments
(Cost: $1,470,773,054)			$1,638,670,031
Other Assets & Liabilities, Net			(104,117,597)

Net Assets			$1,534,552,434

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	At December 31, 2010, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Investments in affiliates during the year ended December 31, 2010:

			Sales cost/
	Beginning	Purchase	proceeds	Realized	Ending	Dividends or
Issuer	cost	cost	from sales	gain/loss	cost	interest income	Value
Columbia Short-Term Cash Fund	$11,536	$1,131,191,512	$(1,113,017,394)	$—	$18,185,654	$59,239	$18,185,654

(d)	The rate shown is the seven-day current annualized yield at December 31, 2010.

See accompanying Notes to Financial Statements.

246  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.300%)
Security description	Value
Arabella Ltd	$50,397
Archer Daniels	518,468
ASB Finance Ltd	614,243
Banco Bilbao Vizcaya	1,658,123
Banco Bilbao Vizcaya Argentaria/New York NY	24,519
BP Capital Markets	308,146
BPCE	221,541
Central American Bank	1,920
Commonwealth Bank of Australia	311,935
Credit Agricole NA	512
Danske Corp	767,411
Electricite De France	1,270,764
European Investment Bank	1,709,846
Gdz Suez	263,954
Golden Funding Corp	18,171
Ing (US) Funding LLC	80
Natexis Banques	197,337
Nationwide Building	1,230,262
Natixis NY	96,000
Natixis US Finance Co.	1,600
Prudential PLC	371,140
Silver Tower US Fund	4,800
Skandin Ens Banken	48,037
Societe Gen No Amer	799,593
Societe Generale NY	10,400
UBS Ag Stamford	801

Total market value of collateral securities	$10,500,000

Goldman Sachs & Co. (0.170%)
Security description	Value
Government National Mortgage Association	$1,434,154

Total market value of collateral securities	$1,434,154

Nomura Securities (0.500%)
Security description	Value
Fannie Mae Pool	$9,133,659
Freddie Mac Gold Pool	11,266,341

Total market value of collateral securities	$20,400,000

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  247

Portfolio of Investments (continued)  VP – MFS Value Fund

Notes to Portfolio of Investments (continued)

Pershing LLC (0.450%)
Security description	Value
Fannie Mae Pool	$1,557,918
Fannie Mae REMICS	351,276
Freddie Mac Gold Pool	133,255
Freddie Mac REMICS	463,642
Ginnie Mae I Pool	118,675
Government National Mortgage Association	435,234

Total market value of collateral securities	$3,060,000

Abbreviation Legend

ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.

248  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  249

Portfolio of Investments (continued)  VP – MFS Value Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Fair value at December 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$93,156,025	$—	$—	$93,156,025
Consumer Staples	147,274,387	41,948,064	—	189,222,451
Energy	162,269,926	—	—	162,269,926
Financials	349,002,917	—	—	349,002,917
Health Care	173,766,302	13,614,420	—	187,380,722
Industrials	202,400,357	—	—	202,400,357
Information Technology	163,915,176	—	—	163,915,176
Materials	53,220,387	—	—	53,220,387
Telecommunication Services	44,570,194	20,776,982	—	65,347,176
Utilities	43,948,203	—	—	43,948,203
Convertible Preferred Stocks
Energy	—	2,597,254	—	2,597,254
Utilities	—	2,634,192	—	2,634,192

Total Equity Securities	1,433,523,874	81,570,912	—	1,515,094,786

Other
Affiliated Money Market Fund(c)	18,185,654	—	—	18,185,654
Investments of Cash Collateral Received for Securities on Loan	—	105,389,591	—	105,389,591

Total Other	18,185,654	105,389,591	—	123,575,245

Total	$1,451,709,528	$186,960,503	$—	$1,638,670,031

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2010.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Financial Statements.

250  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Portfolio of Investments
VP – Marsico Growth Fund
December 31, 2010
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (97.9%)

CONSUMER DISCRETIONARY (25.7%)

Automobiles (1.2%)
Ford Motor Co. (a)(b)	1,154,232	$19,379,555

Hotels, Restaurants & Leisure (9.4%)
McDonald’s Corp.	818,180	62,803,497
Starbucks Corp.	145,150	4,663,669
Starwood Hotels & Resorts Worldwide, Inc. (a)	787,583	47,869,295
Wynn Resorts Ltd. (a)	117,596	12,211,169
Yum! Brands, Inc.	451,383	22,140,336

Total		149,687,966

Internet & Catalog Retail (6.8%)
Amazon.com, Inc. (b)	382,448	68,840,640
priceline.com, Inc. (a)(b)	97,241	38,852,641

Total		107,693,281

Multiline Retail (1.2%)
Nordstrom, Inc. (a)	472,020	20,004,208

Specialty Retail (3.7%)
Tiffany & Co. (a)	456,341	28,416,354
TJX Companies, Inc. (a)	697,214	30,949,329

Total		59,365,683

Textiles, Apparel & Luxury Goods (3.4%)
Nike, Inc., Class B	628,330	53,671,949

TOTAL CONSUMER DISCRETIONARY		409,802,642

CONSUMER STAPLES (2.0%)

Food Products (0.9%)
Mead Johnson Nutrition Co.	220,329	13,715,480

Personal Products (1.1%)
Estee Lauder Companies, Inc. (The), Class A (a)	219,934	17,748,674

TOTAL CONSUMER STAPLES		31,464,154

ENERGY (5.7%)

Energy Equipment & Services (0.8%)
Halliburton Co.	316,478	12,921,797

Oil, Gas & Consumable Fuels (4.9%)
Anadarko Petroleum Corp.	633,939	48,280,794
EOG Resources, Inc. (a)	318,160	29,083,006

Total		77,363,800

TOTAL ENERGY		90,285,597

FINANCIALS (14.1%)

Capital Markets (2.9%)
Goldman Sachs Group, Inc. (The)	276,200	46,445,792

Commercial Banks (8.6%)
PNC Financial Services Group, Inc.	676,105	41,053,096
U.S. Bancorp	2,163,353	58,345,630
Wells Fargo & Co.	1,219,891	37,804,422

Total		137,203,148

Diversified Financial Services (2.6%)
Citigroup, Inc. (b)	8,541,463	40,401,120

TOTAL FINANCIALS		224,050,060

INDUSTRIALS (12.8%)

Aerospace & Defense (2.8%)
General Dynamics Corp.	292,524	20,757,503
Precision Castparts Corp. (a)	176,464	24,565,554

Total		45,323,057

Air Freight & Logistics (1.3%)
FedEx Corp. (a)	228,805	21,281,153

Machinery (4.3%)
Cummins, Inc. (a)	194,512	21,398,265
Danaher Corp. (a)	606,346	28,601,341
Eaton Corp.	175,654	17,830,638

Total		67,830,244

Road & Rail (4.4%)
Union Pacific Corp.	748,640	69,368,982

TOTAL INDUSTRIALS		203,803,436

INFORMATION TECHNOLOGY (16.9%)

Communications Equipment (0.5%)
F5 Networks, Inc. (b)	58,613	7,629,068

Computers & Peripherals (5.4%)
Apple, Inc. (b)	268,497	86,606,392

Internet Software & Services (2.9%)
Baidu, Inc., ADR (b)	480,296	46,362,973

Semiconductors & Semiconductor Equipment (2.4%)
Broadcom Corp., Class A (a)	885,015	38,542,403

Software (5.7%)
Oracle Corp.	1,856,132	58,096,932
Salesforce.com, Inc. (a)(b)	241,855	31,924,860

Total		90,021,792

TOTAL INFORMATION TECHNOLOGY		269,162,628

MATERIALS (19.5%)

Chemicals (14.5%)
Dow Chemical Co. (The) (a)	2,176,512	74,306,120
Monsanto Co.	914,973	63,718,720
PPG Industries, Inc.	475,579	39,981,926
Praxair, Inc. (a)	554,330	52,921,885

Total		230,928,651

Metals & Mining (5.0%)
BHP Billiton PLC, ADR (a)	694,276	55,889,218
Freeport-McMoRan Copper & Gold, Inc. (a)	190,278	22,850,485

Total		78,739,703

TOTAL MATERIALS		309,668,354

TELECOMMUNICATION SERVICES (1.2%)

Wireless Telecommunication Services (1.2%)
American Tower Corp., Class A (b)	369,119	19,061,305

TOTAL TELECOMMUNICATION SERVICES		19,061,305

Total Common Stocks
(Cost: $1,286,809,033)		$1,557,298,176

Preferred Stocks (0.4%)

FINANCIALS (0.4%)

Commercial Banks (0.4%)
Wells Fargo & Co. 8.000%	237,875	$6,467,821

TOTAL FINANCIALS		6,467,821

Total Preferred Stocks
(Cost: $6,463,064)		$6,467,821

	Shares	Value

Money Market Fund (1.7%)

Columbia Short-Term Cash Fund, 0.229% (c)(d)	26,447,583	$26,447,583

Total Money Market Fund
(Cost: $26,447,583)		$26,447,583

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (19.3%)

Asset-Backed Commercial Paper (1.4%)
Antalis US Funding Corp.
01/10/11	0.360%	$4,999,450	$4,999,450
Belmont Funding LLC
01/18/11	0.500%	1,999,389	1,999,389
Rheingold Securitization
01/25/11	0.551%	9,985,944	9,985,944
Royal Park Investments Funding Corp.
03/25/11	0.501%	4,993,542	4,993,542

Total			21,978,325

Certificates of Deposit (10.1%)
Barclays Bank PLC
02/23/11	0.425%	7,000,000	7,000,000
Clydesdale Bank PLC
01/21/11	0.370%	5,000,000	5,000,000
Credit Industrial et Commercial
02/22/11	0.395%	13,000,000	13,000,000
DZ Bank AG
01/18/11	0.345%	1,998,812	1,998,812
02/10/11	0.400%	9,000,000	9,000,000
Development Bank of Singapore Ltd.
01/25/11	0.310%	5,000,000	5,000,000
02/09/11	0.300%	5,000,000	5,000,000
02/17/11	0.300%	5,000,000	5,000,000
Erste Bank der Oesterreichischen Sparkassen AG
01/18/11	0.430%	5,000,000	5,000,000

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  251

Portfolio of Investments (continued)  VP – Marsico Growth Fund

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (continued)

Certificates of Deposit (cont.)
KBC Bank NV
01/24/11	0.450%	$10,000,000	$10,000,000
La Banque Postale
02/17/11	0.365%	10,000,000	10,000,000
Landesbank Hessen Thuringen
01/03/11	0.300%	12,000,053	12,000,053
Mitsubishi UFJ Trust and Banking Corp.
01/06/11	0.330%	10,000,000	10,000,000
02/22/11	0.320%	5,000,000	5,000,000
N.V. Bank Nederlandse Gemeenten
01/27/11	0.330%	5,000,000	5,000,000
Natixis
03/07/11	0.440%	12,000,000	12,000,000
Norinchukin Bank
01/25/11	0.330%	2,000,000	2,000,000
02/08/11	0.330%	3,000,000	3,000,000
Societe Generale
02/17/11	0.310%	9,992,084	9,992,084
Sumitomo Mitsui Banking Corp.
01/12/11	0.300%	9,000,000	9,000,000
Sumitomo Trust & Banking Co., Ltd.
02/04/11	0.400%	5,000,000	5,000,000
02/18/11	0.345%	3,500,300	3,500,300
United Overseas Bank Ltd.
01/18/11	0.330%	8,000,000	8,000,000

Total			160,491,249

Commercial Paper (1.6%)
Macquarie Bank Ltd.
02/09/11	0.375%	9,991,146	9,991,146
Suncorp Metway Ltd.
01/10/11	0.400%	14,994,500	14,994,500

Total			24,985,646

Other Short-Term Obligations (0.2%)
Goldman Sachs Group, Inc. (The)
01/14/11	0.350%	4,000,000	4,000,000

Repurchase Agreements (6.0%)
Barclays Capital, Inc. dated 10/13/10, matures 01/31/11, repurchase price $15,003,875 (e)
	0.300%	15,000,000	15,000,000
Cantor Fitzgerald & Co. dated 12/31/10, matures 01/03/11, repurchase price $5,000,167 (e)
	0.400%	5,000,000	5,000,000
Citigroup Global Markets, Inc. dated 12/31/10, matures 01/03/11, repurchase price $14,000,187 (e)
	0.160%	14,000,000	14,000,000
Goldman Sachs & Co. dated 12/31/10, matures 01/03/11, repurchase price $7,316,353 (e)
	0.170%	7,316,249	7,316,249
Natixis Financial Products, Inc. dated 12/31/10, matures 01/03/11, repurchase price $30,000,875 (e)
	0.350%	30,000,000	30,000,000
Pershing LLC dated 12/31/10, matures 01/03/11, repurchase price $15,000,563 (e)
	0.450%	15,000,000	15,000,000
RBS Securities, Inc. (e) dated 08/18/10, matures 02/04/11, repurchase price $5,001,458
	0.300%	5,000,000	5,000,000
dated 12/31/10, matures 01/03/11 repurchase price $5,000,125
	0.300%	5,000,000	5,000,000

Total			96,316,249

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $307,771,469)			$307,771,469

Total Investments
(Cost: $1,627,491,149)			$1,897,985,049
Other Assets & Liabilities, Net			(307,121,672)

Net Assets			$1,590,863,377

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	At December 31, 2010, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Investments in affiliates during the year ended December 31, 2010:

			Sales cost/
	Beginning	Purchase	proceeds	Realized	Ending	Dividends or
Issuer	cost	cost	from sales	gain/loss	cost	interest income	Value
Columbia Short-Term Cash Fund	$12,500	$1,620,422,063	$(1,593,986,980)	$—	$26,447,583	$112,197	$26,447,583

(d)	The rate shown is the seven-day current annualized yield at December 31, 2010.

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.300%)
Security description	Value
Arabella Ltd	$75,595
Archer Daniels	777,702
ASB Finance Ltd	921,365
Banco Bilbao Vizcaya	2,487,184
Banco Bilbao Vizcaya Argentaria/New York NY	36,779
BP Capital Markets	462,219
BPCE	332,312
Central American Bank	2,880

See accompanying Notes to Financial Statements.

252  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Barclays Capital, Inc. (0.300%) (continued)
Security description	Value
Commonwealth Bank of Australia	$467,902
Credit Agricole NA	767
Danske Corp	1,151,117
Electricite De France	1,906,146
European Investment Bank	2,564,769
Gdz Suez	395,932
Golden Funding Corp	27,257
Ing (US) Funding LLC	120
Natexis Banques	296,006
Nationwide Building	1,845,392
Natixis NY	143,999
Natixis US Finance Co	2,400
Prudential PLC	556,711
Silver Tower US Fund	7,200
Skandin Ens Banken	72,055
Societe Gen No Amer	1,199,390
Societe Generale NY	15,599
UBS Ag Stamford	1,202

Total market value of collateral securities	$15,750,000

Cantor Fitzgerald &Co. (0.400%)
Security description	Value
Fannie Mae Interest Strip	$160,155
Fannie Mae Pool	437,394
Fannie Mae Principal Strip	5,231
Fannie Mae REMICS	293,198
Federal Farm Credit Bank	272,685
Federal Home Loan Banks	488,537
Federal Home Loan Mortgage Corp	36,653
Federal National Mortgage Association	423,596
FHLMC Structured Pass Through Securities	173,399
Freddie Mac Non Gold Pool	419,859
Freddie Mac Reference REMIC	2,826
Freddie Mac REMICS	257,696
Freddie Mac Strips	75,992
Ginnie Mae I Pool	49,118
Ginnie Mae II Pool	272,271
Government National Mortgage Association	109,545
United States Treasury Inflation Indexed Bonds	15,057
United States Treasury Note/Bond	1,196,525
United States Treasury Strip Coupon	357,636
United States Treasury Strip Principal	52,627

Total market value of collateral securities	$5,100,000

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  253

Portfolio of Investments (continued)  VP – Marsico Growth Fund

Notes to Portfolio of Investments (continued)

Citigroup Global Markets, Inc. (0.160%)
Security description	Value
Fannie Mae Benchmark REMIC	$69,550
Fannie Mae REMICS	4,703,976
Fannie Mae Whole Loan	119,666
Fannie Mae-Aces	9,138
Freddie Mac Reference REMIC	325,951
Freddie Mac REMICS	7,186,564
Government National Mortgage Association	1,865,155

Total market value of collateral securities	$14,280,000

Goldman Sachs & Co. (0.170%)
Security description	Value
Government National Mortgage Association	$7,462,574

Total market value of collateral securities	$7,462,574

Natixis Financial Products, Inc. (0.350%)
Security description	Value
Fannie Mae Interest Strip	$1,376,698
Fannie Mae Pool	543,486
Fannie Mae REMICS	10,552,151
Freddie Mac Gold Pool	110,685
Freddie Mac Non Gold Pool	142,383
Freddie Mac REMICS	12,299,933
Freddie Mac Strips	1,024,605
Government National Mortgage Association	127,010
United States Treasury Note/Bond	4,423,941

Total market value of collateral securities	$30,600,892

Pershing LLC (0.450%)
Security description	Value
Fannie Mae Pool	$7,789,589
Fannie Mae REMICS	1,756,381
Freddie Mac Gold Pool	666,276
Freddie Mac REMICS	2,318,208
Ginnie Mae I Pool	593,376
Government National Mortgage Association	2,176,170

Total market value of collateral securities	$15,300,000

RBS Securities, Inc. (0.300%)
Security description	Value
Fannie Mae REMICS	$2,628,277
Fannie Mae Whole Loan	6,471
Freddie Mac REMICS	2,465,322

Total market value of collateral securities	$5,100,070

See accompanying Notes to Financial Statements.

254  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

RBS Securities (0.300%)
Security description	Value
Amortizing Residential Collateral Trust	$183,265
Capital One Multi-Asset Execution Trust	670,493
Chase Issuance Trust	179,724
Citibank Credit Card Issuance Trust	419,853
Citibank Omni Master Trust	405,725
Discover Card Master Trust I	244,842
First Franklin Mortgage Loan Asset Backed Certificates	148,159
First National Master Note Trust	220,728
Ford Credit Auto Owner Trust	38,229
Freddie Mac Gold Pool	410,475
GS Mortgage Securities Corp II	166,790
HSBC Home Equity Loan Trust	469,502
Merrill Lynch/Countrywide Commercial Mortgage Trust	509,285
Nelnet Student Loan Trust	210,445
SLC Student Loan Trust	337,036
SLM Student Loan Trust	512,250
Structured Asset Investment Loan Trust	37,788
Wells Fargo Home Equity Trust	73,366

Total market value of collateral securities	$5,237,955

Abbreviation Legend

ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  255

Portfolio of Investments (continued)  VP – Marsico Growth Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See accompanying Notes to Financial Statements.

256  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Fair value at December 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$409,802,642	$—	$—	$409,802,642
Consumer Staples	31,464,154	—	—	31,464,154
Energy	90,285,597	—	—	90,285,597
Financials	224,050,060	—	—	224,050,060
Industrials	203,803,436	—	—	203,803,436
Information Technology	269,162,628	—	—	269,162,628
Materials	309,668,354	—	—	309,668,354
Telecommunication Services	19,061,305	—	—	19,061,305
Preferred Stocks
Financials	6,467,821	—	—	6,467,821

Total Equity Securities	1,563,765,997	—	—	1,563,765,997

Other
Affiliated Money Market Fund(c)	26,447,583	—	—	26,447,583
Investments of Cash Collateral Received for Securities on Loan	—	307,771,469	—	307,771,469

Total Other	26,447,583	307,771,469	—	334,219,052

Total	$1,590,213,580	$307,771,469	$—	$1,897,985,049

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2010.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  257

Portfolio of Investments
VP – Mondrian International Small Cap Fund
December 31, 2010
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (98.0%)

AUSTRALIA (6.5%)
Commonwealth Property Office Fund (a)	9,647,677	$8,181,336
David Jones Ltd. (a)	932,946	4,251,231
Transfield Services Ltd. (a)	2,104,421	7,224,291

Total		19,656,858

CANADA (3.6%)
Morguard Real Estate Investment Trust	140,700	2,075,092
Northern Property Real Estate Investment Trust	105,800	3,067,712
Pason Systems, Inc. (a)	413,650	5,789,607

Total		10,932,411

FRANCE (10.1%)
Boiron SA	54,565	2,079,591
Euler Hermes SA (b)	22,378	2,134,429
Fimalac (a)	30,632	1,311,183
IPSOS	88,410	4,197,984
Mersen	109,625	5,026,552
Neopost SA (a)	82,465	7,187,597
Nexans SA (a)	89,298	7,026,329
Rubis	12,360	1,439,966

Total		30,403,631

GERMANY (11.5%)
Bilfinger Berger SE	73,746	6,163,839
ElringKlinger AG	74,937	2,583,147
Fielmann AG (a)	32,334	3,074,962
GFK SE	67,555	3,339,952
MTU Aero Engines Holding AG	48,088	3,212,071
QIAGEN NV (a)(b)	185,766	3,633,097
Rational AG (a)	12,426	2,747,472
Symrise AG	251,413	6,874,530
Wincor Nixdorf AG	37,602	3,064,583

Total		34,693,653

HONG KONG (5.0%)
AMVIG Holdings Ltd.	5,180,000	4,352,213
Arts Optical International Holdings	2,064,000	982,604
ASM Pacific Technology Ltd. (a)	440,700	5,571,124
Fong’s Industries Co., Ltd.	2,452,000	1,549,063
Pacific Basin Shipping Ltd.	3,773,000	2,509,832

Total		14,964,836

IRELAND (0.7%)
Glanbia PLC	448,467	2,206,799

JAPAN (12.6%)
Ariake Japan Co., Ltd. (a)	176,700	2,987,708
FCC Co., Ltd.	279,600	6,496,323
Hogy Medical Co., Ltd.	105,000	5,104,920
Horiba Ltd. (a)	166,400	4,704,796
Miraca Holdings, Inc.	105,600	4,240,621
Miura Co., Ltd. (a)	72,000	1,918,510
Nifco, Inc. (a)	233,200	6,302,669
Shimano, Inc. (a)	27,900	1,414,895
Taiyo Manufacturing Co., Ltd.	70,700	2,260,445
Ushio, Inc. (a)	141,100	2,680,197

Total		38,111,084

NETHERLANDS (5.6%)
Fugro NV-CVA	75,556	6,211,701
Koninklijke Boskalis Westminster NV	170,181	8,121,678
SBM Offshore NV	117,908	2,642,489

Total		16,975,868

NEW ZEALAND (3.4%)
Auckland International Airport Ltd.	1,332,155	2,260,839
Fisher & Paykel Healthcare Corp., Ltd.	1,937,310	4,690,487
Sky City Entertainment Group Ltd.	1,309,036	3,301,833

Total		10,253,159

NORWAY (0.7%)
Farstad Shipping ASA	70,806	2,128,717

SINGAPORE (11.0%)
Ascendas Real Estate Investment Trust	2,625,000	4,240,148
CapitaMall Trust	4,882,000	7,428,716
Hyflux Ltd. (a)	2,334,500	4,226,329
SATS Ltd.	1,971,000	4,429,559
SIA Engineering Co., Ltd.	1,812,000	5,981,085
SMRT Corp., Ltd.	1,324,864	2,098,692
StarHub Ltd.	2,356,000	4,835,178

Total		33,239,707

SPAIN (0.9%)
Prosegur Cia de Seguridad SA	47,177	2,661,638

SWEDEN (1.0%)
AF AB, Series B (a)	146,697	3,052,142

UNITED KINGDOM (25.4%)
Bodycote PLC	533,865	2,335,872
Cobham PLC	326,578	1,036,290
Croda International PLC	303,484	7,647,282
De La Rue PLC (a)	374,041	4,779,672
Diploma PLC	629,743	2,724,936
Greene King PLC	211,738	1,582,803
Halma PLC	579,042	3,241,414
Interserve PLC	745,594	2,685,619
Laird PLC	1,291,187	3,491,147
Rexam PLC	1,539,195	7,985,027
Rotork PLC	306,645	8,740,616
Serco Group PLC	281,690	2,439,975
Spectris PLC	250,903	5,129,069
Spirax-Sarco Engineering PLC	48,910	1,474,973
TT electronics PLC	826,469	2,216,588
Ultra Electronics Holdings PLC	165,504	4,376,877
Victrex PLC	170,262	3,937,212
Weir Group PLC (The)	388,744	10,789,807

Total		76,615,179

Total Common Stocks
(Cost: $235,228,369)		$295,895,682

	Shares	Value

Money Market Fund (2.1%)

Columbia Short-Term Cash Fund, 0.229% (c)(d)	6,249,441	$6,249,441

Total Money Market Fund
(Cost: $6,249,441)		$6,249,441

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (8.3%)

Certificates of Deposit (1.0%)
Credit Industrial et Commercial
02/22/11	0.395%	$1,000,000	$1,000,000
Erste Bank der Oesterreichischen Sparkassen AG
01/18/11	0.430%	1,000,000	1,000,000
KBC Bank NV
01/20/11	0.450%	1,000,000	1,000,000

Total			3,000,000

Repurchase Agreements (7.3%)
Cantor Fitzgerald & Co. dated 12/31/10, matures 01/03/11, repurchase price $10,000,333 (e)
	0.400%	10,000,000	10,000,000
Citigroup Global Markets, Inc. dated 12/31/10, matures 01/03/11, repurchase price $7,000,093 (e)
	0.160%	7,000,000	7,000,000
Goldman Sachs & Co. dated 12/31/10, matures 01/03/11, repurchase price $8,177,480 (e)
	0.170%	5,038,027	5,038,027

Total			22,038,027

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $25,038,027)			$25,038,027

Total Investments
(Cost: $266,515,837)			$327,183,150
Other Assets & Liabilities, Net			(25,287,984)

Net Assets			$301,895,166

See accompanying Notes to Financial Statements.

258  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at December 31, 2010:

	Percentage of
Industry	net assets	Value
Aerospace & Defense	2.9%	$8,625,238
Auto Components	5.1	15,382,139
Chemicals	6.9	20,719,470
Commercial Services & Supplies	5.7	17,105,577
Computers & Peripherals	1.0	3,064,582
Construction & Engineering	5.6	16,971,135
Containers & Packaging	4.1	12,337,240
Diversified Financial Services	0.4	1,311,183
Electrical Equipment	4.9	14,733,078
Electronic Equipment, Instruments & Components	7.1	21,507,949
Energy Equipment & Services	5.6	16,772,515
Food Products	1.7	5,194,507
Gas Utilities	0.5	1,439,966
Health Care Equipment & Supplies	3.2	9,795,407
Health Care Providers & Services	1.4	4,240,621
Hotels, Restaurants & Leisure	1.6	4,884,635
Insurance	0.7	2,134,429
Leisure Equipment & Products	0.5	1,414,895
Life Sciences Tools & Services	1.2	3,633,097
Machinery	9.8	29,556,313
Marine	0.8	2,509,831
Media	2.5	7,537,937
Multiline Retail	1.4	4,251,231
Office Electronics	2.4	7,187,597
Pharmaceuticals	0.7	2,079,591
Professional Services	1.0	3,052,142
Real Estate Investment Trusts (REITs)	8.3	24,993,004
Road & Rail	0.7	2,098,692
Semiconductors & Semiconductor Equipment	1.8	5,571,124
Specialty Retail	1.0	3,074,962
Textiles, Apparel & Luxury Goods	0.3	982,604
Transportation Infrastructure	4.2	12,671,483
Water Utilities	1.4	4,226,329
Wireless Telecommunication Services	1.6	4,835,179
Other(1)	10.4	31,287,468

Total		$327,183,150

(1)	Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2010

		Currency to		Currency to		Unrealized	Unrealized
Counterparty	Exchange date	be delivered		be received		appreciation	depreciation
Jackson Partners & Associates Inc.	January 4, 2011	100,686		129,893		$674	$—
		(USD	)	(SGD	)

Jackson Partners & Associates Inc.	January 5, 2011	43,715		58,487		48	—
		(EUR	)	(USD	)

Jackson Partners & Associates Inc.	January 6, 2011	474,209		38,718,463		2,846	—
		(USD	)	(JPY	)

Total						$3,568	$—

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  259

Portfolio of Investments (continued)  VP – Mondrian International Small Cap Fund

Notes to Portfolio of Investments

(a)	At December 31, 2010, security was partially or fully on loan.

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2010.

(d)	Investments in affiliates during the year ended December 31, 2010:

			Sales cost/			Dividends
	Beginning	Purchase	proceeds	Realized	Ending	or interest
Issuer	cost	cost	from sales	lain/loss	cost	income	Value
Columbia Short-Term Cash Fund	$11,535	$232,630,007	$(226,392,101)	$—	$6,249,441	$18,791	$6,249,441

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.400%)
Security description	Value
Fannie Mae Interest Strip	$320,311
Fannie Mae Pool	874,788
Fannie Mae Principal Strip	10,461
Fannie Mae REMICS	586,397
Federal Farm Credit Bank	545,370
Federal Home Loan Banks	977,074
Federal Home Loan Mortgage Corp	73,306
Federal National Mortgage Association	847,192
FHLMC Structured Pass Through Securities	346,798
Freddie Mac Non Gold Pool	839,719
Freddie Mac Reference REMIC	5,651
Freddie Mac REMICS	515,393
Freddie Mac Strips	151,984
Ginnie Mae I Pool	98,236
Ginnie Mae II Pool	544,541
Government National Mortgage Association	219,090
United States Treasury Inflation Indexed Bonds	30,114
United States Treasury Note/Bond	2,393,049
United States Treasury Strip Coupon	715,272
United States Treasury Strip Principal	105,254

Total market value of collateral securities	$10,200,000

Citigroup Global Markets, Inc. (0.160%)
Security description	Value
Fannie Mae Benchmark REMIC	$34,775
Fannie Mae REMICS	2,351,988
Fannie Mae Whole Loan	59,832
Fannie Mae-Aces	4,569
Freddie Mac Reference REMIC	162,976
Freddie Mac REMICS	3,593,282
Government National Mortgage Association	932,578

Total market value of collateral securities	$7,140,000

See accompanying Notes to Financial Statements.

260  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Goldman Sachs & Co. (0.170%)
Security description	Value
Government National Mortgage Association	$5,138,787

Total market value of collateral securities	$5,138,787

Abbreviation Legend

EUR	European Monetary Unit
JPY	Japanese Yen
SGD	Singapore Dollar

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  261

Portfolio of Investments (continued)  VP – Mondrian International Small Cap Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See accompanying Notes to Financial Statements.

262  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Fair value at December 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$—	$37,528,404	$—	$37,528,404
Consumer Staples	—	5,194,507	—	5,194,507
Energy	5,789,607	10,982,908	—	16,772,515
Financials	5,142,804	23,295,811	—	28,438,615
Health Care	—	19,748,716	—	19,748,716
Industrials	—	107,323,489	—	107,323,489
Information Technology	—	37,331,253	—	37,331,253
Materials	—	33,056,710	—	33,056,710
Telecommunication Services	—	4,835,178	—	4,835,178
Utilities	—	5,666,295	—	5,666,295

Total Equity Securities	10,932,411	284,963,271	—	295,895,682

Other
Affiliated Money Market Fund(c)	6,249,441	—	—	6,249,441
Investments of Cash Collateral Received for Securities on Loan	—	25,038,027	—	25,038,027

Total Other	6,249,441	25,038,027	—	31,287,468

Investments in Securities	17,181,852	310,001,298	—	327,183,150
Derivatives(d)
Assets
Forward Foreign Currency Exchange Contracts	—	3,568	—	3,568

Total	$17,181,852	$310,004,866	$—	$327,186,718

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2010.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  263

Portfolio of Investments
VP – Morgan Stanley Global Real Estate Fund
December 31, 2010
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (96.9%)

AUSTRALIA (8.1%)
CFS Retail Property Trust	1,275,138	$2,292,943
Commonwealth Property Office Fund (a)	1,241,173	1,052,528
Dexus Property Group	401,519	326,134
GPT Group (a)	964,083	2,895,910
Mirvac Group	1,039,840	1,301,446
Stockland	1,277,795	4,699,883
Westfield Group	1,337,873	13,094,947
Westfield Retail Trust (b)	1,657,055	4,351,043

Total		30,014,834

AUSTRIA (—%)
Conwert Immobilien Invest SE	10,554	151,648

BELGIUM (0.1%)
Befimmo SCA Sicafi	5,409	443,245

BRAZIL (0.5%)
BR Malls Participacoes SA	67,900	699,031
BR Properties SA	87,400	955,559

Total		1,654,590

CANADA (1.2%)
Boardwalk Real Estate Investment Trust	29,600	1,224,183
Extendicare Real Estate Investment Trust	29,730	273,633
RioCan Real Estate Investment Trust	141,160	3,113,615

Total		4,611,431

CHINA (0.9%)
Guangzhou R&F Properties Co., Ltd., Series H (a)	2,018,400	2,887,881
Shimao Property Holdings Ltd. (a)	344,000	519,629

Total		3,407,510

FINLAND (0.2%)
Citycon OYJ	127,297	524,171
Sponda OYJ (a)	29,901	155,304

Total		679,475

FRANCE (4.3%)
Fonciere Des Regions	8,736	845,508
Gecina SA	4,822	530,575
ICADE	19,267	1,966,480
Klepierre	62,209	2,244,931
Mercialys SA	14,885	559,141
Societe de la Tour Eiffel	3,154	244,417
Societe Immobiliere de Location pour l’Industrie et le Commerce	4,766	590,418
Unibail-Rodamco SE	44,186	8,742,042

Total		15,723,512

GERMANY (0.4%)
Alstria Office REIT-AG	58,880	801,276
Deutsche Euroshop AG	19,606	745,297

Total		1,546,573

HONG KONG (20.1%)
Agile Property Holdings Ltd. (a)	142,000	209,017
China Overseas Land & Investment Ltd. (a)	3,296,000	6,098,363
China Resources Land Ltd.	2,952,000	5,393,515
Hang Lung Properties Ltd.	1,123,000	5,252,323
Henderson Land Development Co., Ltd. (a)	614,837	4,192,790
Hongkong Land Holdings Ltd. (a)	1,707,000	12,324,540
Hysan Development Co., Ltd.	713,404	3,359,571
Kerry Properties Ltd.	1,003,000	5,226,647
Poly Hong Kong Investments Ltd.	427,000	417,550
Sino Land Co., Ltd.	381,840	714,353
Sun Hung Kai Properties Ltd.	1,438,000	23,886,490
Wharf Holdings Ltd.	949,000	7,301,879

Total		74,377,038

ITALY (0.4%)
Beni Stabili SpA	1,528,100	1,297,547

JAPAN (11.1%)
Japan Real Estate Investment Corp.	143	1,481,970
Mitsubishi Estate Co., Ltd.	787,000	14,550,090
Mitsui Fudosan Co., Ltd.	627,000	12,465,341
Nippon Building Fund, Inc.	186	1,906,892
NTT Urban Development Corp.	892	875,980
Sumitomo Realty & Development Co., Ltd.	406,000	9,662,160

Total		40,942,433

JERSEY (0.1%)
Atrium European Real Estate Ltd.	34,953	205,072

NETHERLANDS (1.2%)
Corio NV	35,894	2,303,909
Eurocommercial Properties NV	35,356	1,628,005
VastNed Retail NV	2,373	164,892
Wereldhave NV	4,382	427,975

Total		4,524,781

SINGAPORE (3.3%)
CapitaCommercial Trust (a)	574,000	671,869
CapitaLand Ltd.	1,826,000	5,286,352
CapitaMall Trust	249,000	378,892
CapitaMalls Asia Ltd. (a)	388,000	587,374
City Developments Ltd.	253,000	2,479,657
Keppel Land Ltd.	601,000	2,251,112
Suntec Real Estate Investment Trust	579,000	677,721

Total		12,332,977

SWEDEN (0.5%)
Atrium Ljungberg AB, Series B (a)	26,965	347,456
Castellum AB	16,322	222,672
Hufvudstaden AB, Series A	116,515	1,364,383

Total		1,934,511

SWITZERLAND (1.0%)
PSP Swiss Property AG (a)(b)	35,749	2,869,770
Swiss Prime Site AG (b)	10,030	749,671

Total		3,619,441

UNITED KINGDOM (7.3%)
Big Yellow Group PLC	230,751	1,260,775
British Land Co. PLC	475,825	3,891,551
Capital & Counties Properties PLC	95,250	223,825
Capital & Regional PLC (b)	958,326	481,918
Capital Shopping Centres Group PLC	227,703	1,482,720
Derwent London PLC	58,038	1,412,685
Development Securities PLC	123,771	434,242
Grainger PLC	717,058	1,181,841
Great Portland Estates PLC	125,670	707,014
Hammerson PLC	504,981	3,285,105
Land Securities Group PLC	434,552	4,567,006
LXB Retail Properties PLC (b)	548,130	844,016
Metric Property Investments PLC (b)	240,621	403,341
Minerva PLC (b)	344,305	425,473
Quintain Estates & Development PLC (b)	897,934	588,063
Safestore Holdings PLC	596,291	1,208,736
Segro PLC	429,384	1,917,559
Shaftesbury PLC	60,836	424,980
ST Modwen Properties PLC	361,954	931,252
Unite Group PLC (b)	438,767	1,327,974

Total		27,000,076

UNITED STATES (36.2%)
Acadia Realty Trust (a)	82,360	1,502,246
AMB Property Corp. (a)	124,550	3,949,480
American Campus Communities, Inc.	8,350	265,196
Assisted Living Concepts, Inc., Class A (a)(b)	42,545	1,383,989
AvalonBay Communities, Inc.	45,478	5,118,549
BioMed Realty Trust, Inc. (a)	13,398	249,873
Boston Properties, Inc. (a)	73,585	6,335,668
BRE Properties, Inc. (a)	4,103	178,481
Brookfield Properties Corp.	260,737	4,570,720
Camden Property Trust (a)	76,350	4,121,373
CommonWealth REIT (a)	22,901	584,205
Coresite Realty Corp.	45,050	614,482
Cousins Properties, Inc. (a)	247,407	2,063,372
DCT Industrial Trust, Inc. (a)	171,208	909,114
Digital Realty Trust, Inc. (a)	33,763	1,740,145
Douglas Emmett, Inc. (a)	52,928	878,605
Duke Realty Corp. (a)	39,888	497,004
Equity Lifestyle Properties, Inc. (a)	42,718	2,389,218
Equity Residential	239,193	12,426,076
Federal Realty Investment Trust (a)	24,711	1,925,728

See accompanying Notes to Financial Statements.

264  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)

UNITED STATES (cont.)
Forest City Enterprises, Inc., Class A (a)(b)	311,913	$5,205,828
General Growth Properties, Inc. (a)	225,670	3,493,372
HCP, Inc.	154,835	5,696,380
Healthcare Realty Trust, Inc. (a)	102,838	2,177,080
Host Hotels & Resorts, Inc.	525,335	9,387,736
Hudson Pacific Properties, Inc.	34,930	525,696
Lexington Realty Trust (a)	15,843	125,952
Liberty Property Trust	40,141	1,281,301
Macerich Co. (The)	27,135	1,285,385
Mack-Cali Realty Corp. (a)	93,155	3,079,704
Nationwide Health Properties, Inc. (a)	9,680	352,158
Parkway Properties, Inc. (a)	1,810	31,711
Post Properties, Inc.	14,040	509,652
PS Business Parks, Inc. (a)	9,243	515,020
Public Storage	59,035	5,987,330
Regency Centers Corp. (a)	162,428	6,860,959
Retail Opportunity Investments Corp.	101,105	1,001,951
Senior Housing Properties Trust	80,405	1,764,086
Simon Property Group, Inc.	155,973	15,517,754
Sovran Self Storage, Inc. (a)	8,180	301,106
Starwood Hotels & Resorts Worldwide, Inc. (a)	102,393	6,223,447
Starwood Property Trust, Inc. (a)	73,680	1,582,646
Taubman Centers, Inc. (a)	16,115	813,485
Ventas, Inc.	23,748	1,246,295
Vornado Realty Trust (a)	84,938	7,077,884
Winthrop Realty Trust (a)	33,170	424,244

Total		134,171,686

Total Common Stocks
(Cost: $300,851,678)		$358,638,380

	Shares	Value

Mutual Fund (0.2%)

LUXEMBOURG
ProLogis European Properties (b)	95,603	$614,728

Total Mutual Fund
(Cost: $521,855)		$614,728

Money Market Fund (2.2%)

Columbia Short-Term Cash Fund, 0.229% (c)(d)	7,978,394	$7,978,394

Total Money Market Fund
(Cost: $7,978,394)		$7,978,394

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (10.0%)

Certificates of Deposit (2.4%)
Barclays Bank PLC
02/23/11	0.425%	$1,000,000	$1,000,000
Credit Industrial et Commercial
02/22/11	0.395%	2,000,000	2,000,000
Erste Bank der Oesterreichischen Sparkassen AG
01/18/11	0.430%	1,000,000	1,000,000
KBC Bank NV
01/20/11	0.450%	1,000,000	1,000,000
Landesbank Hessen Thuringen
01/03/11	0.300%	1,000,005	1,000,005
Norinchukin Bank
01/25/11	0.330%	2,000,000	2,000,000
United Overseas Bank Ltd.
02/22/11	0.340%	1,000,000	1,000,000

Total			9,000,005

Repurchase Agreements (7.6%)
Cantor Fitzgerald & Co. dated 12/31/10, matures 01/03/11, repurchase price $5,000,167 (e)
	0.400%	5,000,000	5,000,000
Citigroup Global Markets, Inc. dated 12/31/10, matures 01/03/11, repurchase price $10,000,133 (e)
	0.160%	10,000,000	10,000,000
Goldman Sachs & Co. dated 12/31/10, matures 01/03/11, repurchase price $5,911,923 (e)
	0.170%	5,911,839	5,911,839
Merrill Lynch Pierce Fenner & Smith, Inc. dated 12/31/10, matures 01/03/11, repurchase price $2,000,042 (e)
	0.250%	2,000,000	2,000,000
Mizuho Securities USA, Inc. dated 12/31/10, matures 01/03/11, repurchase price $5,000,208 (e)
	0.500%	5,000,000	5,000,000

Total			27,911,839

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $36,911,844)			$36,911,844

Total Investments
(Cost: $346,263,771)			$404,143,346
Other Assets & Liabilities, Net			(33,897,310)

Net Assets			$370,246,036

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at December 31, 2010:

	Percentage of
Industry	net assets	Value
Health Care Providers & Services	0.4%	$1,383,989
Hotels, Restaurants & Leisure	1.7	6,223,447
Real Estate Investment Trusts (REITs)	53.0	196,236,684
Real Estate Management & Development	42.0	155,408,988
Other(1)	12.1	44,890,238

Total		$404,143,346

(1)	Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  265

Portfolio of Investments (continued)  VP – Morgan Stanley Global Real Estate Fund

Summary of Investments in Securities by Industry (continued)

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2010

		Currency to		Currency to		Unrealized	Unrealized
Counterparty	Exchange date	be delivered		be received		appreciation	depreciation
State Street Bank & Trust Company	January 4, 2011	42,268,631		513,655		$—	$(7,152)
		(JPY	)	(USD	)

State Street Bank & Trust Company	January 5, 2011	6,234,103		76,624		—	(188)
		(JPY	)	(USD	)

CS First Boston NZ	January 6, 2011	5,376,626		65,955		—	(292)
		(JPY	)	(USD	)

Total						$—	$(7,632)

Notes to Portfolio of Investments

(a)	At December 31, 2010, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Investments in affiliates during the year ended December 31, 2010:

			Sales cost/			Dividends
	Beginning	Purchase	proceeds	Realized	Ending	or interest
Issuer	cost	cost	from sales	gain/loss	cost	income	Value
Columbia Short-Term Cash Fund	$11,535	$321,975,628	$(314,008,769)	$—	$7,978,394	$17,857	$7,978,394

(d)	The rate shown is the seven-day current annualized yield at December 31, 2010.

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.400%)
Security description	Value
Fannie Mae Interest Strip	$160,155
Fannie Mae Pool	437,394
Fannie Mae Principal Strip	5,231
Fannie Mae REMICS	293,198
Federal Farm Credit Bank	272,685
Federal Home Loan Banks	488,537
Federal Home Loan Mortgage Corp	36,653
Federal National Mortgage Association	423,596
FHLMC Structured Pass Through Securities	173,399
Freddie Mac Non Gold Pool	419,859
Freddie Mac Reference REMIC	2,826
Freddie Mac REMICS	257,696
Freddie Mac Strips	75,992
Ginnie Mae I Pool	49,118
Ginnie Mae II Pool	272,271
Government National Mortgage Association	109,545
United States Treasury Inflation Indexed Bonds	15,057
United States Treasury Note/Bond	1,196,525
United States Treasury Strip Coupon	357,636
United States Treasury Strip Principal	52,627

Total market value of collateral securities	$5,100,000

See accompanying Notes to Financial Statements.

266  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Citigroup Global Markets, Inc. (0.160%)
Security description	Value
Fannie Mae Benchmark REMIC	$49,679
Fannie Mae REMICS	3,359,982
Fannie Mae Whole Loan	85,476
Fannie Mae-Aces	6,527
Freddie Mac Reference REMIC	232,822
Freddie Mac REMICS	5,133,260
Government National Mortgage Association	1,332,254

Total market value of collateral securities	$10,200,000

Goldman Sachs & Co. (0.170%)
Security description	Value
Government National Mortgage Association	$6,030,076

Total market value of collateral securities	$6,030,076

Merrill Lynch Pierce Fenner & Smith, Inc. (0.250%)
Security description	Value
Federal Home Loan Banks	$185,131
Federal Home Loan Mortgage Corp	107,788
Federal National Mortgage Association	119,968
Government National Mortgage Association	1,627,119

Total market value of collateral securities	$2,040,006

Mizuho Securities USA, Inc. (0.500%)
Security description	Value
Fannie Mae Grantor Trust	$2,469
Fannie Mae Pool	2,074,775
Fannie Mae REMICS	214,119
Fannie Mae Whole Loan	5,817
Federal Farm Credit Bank	3,332
Federal Home Loan Banks	86,452
Federal Home Loan Mortgage Corp	13,315
FHLMC Structured Pass Through Securities	12,611
Freddie Mac Gold Pool	1,087,172
Freddie Mac Non Gold Pool	128,998
Freddie Mac REMICS	239,699
Ginnie Mae II Pool	175,519
Government National Mortgage Association	325,572
United States Treasury Note/Bond	730,150

Total market value of collateral securities	$5,100,000

Currency Legend

JPY	Japanese Yen

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  267

Portfolio of Investments (continued)  VP – Morgan Stanley Global Real Estate Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See accompanying Notes to Financial Statements.

268  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Fair value at December 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$6,223,447	$—	$—	$6,223,447
Financials	132,830,270	218,200,674	—	351,030,944
Health Care	1,383,989	—	—	1,383,989

Total Equity Securities	140,437,706	218,200,674	—	358,638,380

Other
Mutual Fund	—	614,728	—	614,728
Affiliated Money Market Fund(c)	7,978,394	—	—	7,978,394
Investments of Cash Collateral Received for Securities on Loan	—	36,911,844	—	36,911,844

Total Other	7,978,394	37,526,572	—	45,504,966

Investments in Securities	148,416,100	255,727,246	—	404,143,346
Derivatives(d)
Liabilities
Forward Foreign Currency Exchange Contracts	—	(7,632)	—	(7,632)

Total	$148,416,100	$255,719,614	$—	$404,135,714

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2010.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  269

Portfolio of Investments
VP – NFJ Dividend Value Fund
December 31, 2010
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (95.0%)

CONSUMER DISCRETIONARY (3.0%)

Media (1.2%)
Time Warner, Inc.	584,900	$18,816,233

Textiles, Apparel & Luxury Goods (1.8%)
VF Corp. (a)	318,700	27,465,566

TOTAL CONSUMER DISCRETIONARY		46,281,799

CONSUMER STAPLES (8.3%)

Food Products (1.8%)
Kraft Foods, Inc., Class A	856,900	27,000,919

Household Products (2.2%)
Kimberly-Clark Corp.	542,600	34,205,504

Tobacco (4.3%)
Altria Group, Inc.	1,423,800	35,053,956
Reynolds American, Inc.	957,200	31,223,864

Total		66,277,820

TOTAL CONSUMER STAPLES		127,484,243

ENERGY (19.1%)

Energy Equipment & Services (3.0%)
Diamond Offshore Drilling, Inc. (a)	695,600	46,514,772

Oil, Gas & Consumable Fuels (16.1%)
Chesapeake Energy Corp. (a)	1,361,000	35,263,510
Chevron Corp.	341,600	31,171,000
ConocoPhillips	927,700	63,176,370
Marathon Oil Corp.	791,600	29,312,948
Royal Dutch Shell PLC, ADR	471,700	31,500,126
Total SA, ADR	1,074,100	57,442,868

Total		247,866,822

TOTAL ENERGY		294,381,594

FINANCIALS (18.0%)

Commercial Banks (4.1%)
PNC Financial Services Group, Inc.	530,800	32,230,176
Wells Fargo & Co.	1,024,200	31,739,958

Total		63,970,134

Insurance (6.4%)
Allstate Corp. (The)	1,134,300	36,161,484
MetLife, Inc.	695,900	30,925,796
Travelers Companies, Inc. (The)	560,300	31,214,313

Total		98,301,593

Real Estate Investment Trusts (REITs) (3.3%)
Annaly Capital Management, Inc. (a)	2,810,300	50,360,576

Thrifts & Mortgage Finance (4.2%)
Hudson City Bancorp, Inc.	2,803,400	35,715,316
New York Community Bancorp, Inc. (a)	1,574,100	29,671,785

Total		65,387,101

TOTAL FINANCIALS		278,019,404

HEALTH CARE (13.5%)

Health Care Equipment & Supplies (3.7%)
Baxter International, Inc.	529,100	26,783,042
Medtronic, Inc.	800,000	29,672,000

Total		56,455,042

Pharmaceuticals (9.8%)
GlaxoSmithKline PLC, ADR (a)	721,200	28,285,464
Johnson & Johnson	477,600	29,539,560
Pfizer, Inc.	3,500,000	61,285,000
Sanofi-Aventis SA, ADR (a)	1,023,100	32,974,513

Total		152,084,537

TOTAL HEALTH CARE		208,539,579

INDUSTRIALS (8.1%)

Aerospace & Defense (3.7%)
Lockheed Martin Corp.	441,700	30,879,247
Northrop Grumman Corp. (a)	409,900	26,553,322

Total		57,432,569

Commercial Services & Supplies (2.1%)
Pitney Bowes, Inc. (a)	74,800	1,808,664
RR Donnelley & Sons Co.	1,739,000	30,380,330

Total		32,188,994

Industrial Conglomerates (2.3%)
General Electric Co.	1,981,100	36,234,319

TOTAL INDUSTRIALS		125,855,882

INFORMATION TECHNOLOGY (11.3%)

Communications Equipment (1.6%)
Harris Corp. (a)	534,300	24,203,790

IT Services (1.9%)
IBM Corp.	194,900	28,603,524

Office Electronics (2.0%)
Xerox Corp.	2,710,800	31,228,416

Semiconductors & Semiconductor Equipment (3.7%)
Intel Corp.	2,754,200	57,920,826

Software (2.1%)
Microsoft Corp.	1,151,300	32,144,296

TOTAL INFORMATION TECHNOLOGY		174,100,852

MATERIALS (4.0%)

Chemicals (1.9%)
Lubrizol Corp.	281,900	30,129,472

Metals & Mining (2.1%)
Freeport-McMoRan Copper & Gold, Inc. (a)	265,200	31,847,868

TOTAL MATERIALS		61,977,340

TELECOMMUNICATION SERVICES (5.9%)

Diversified Telecommunication Services (5.9%)
AT&T, Inc.	1,005,100	29,529,838
CenturyLink, Inc. (a)	732,400	33,814,908
Verizon Communications, Inc.	794,300	28,420,054

Total		91,764,800

TOTAL TELECOMMUNICATION SERVICES		91,764,800

UTILITIES (3.8%)

Electric Utilities (1.9%)
Edison International (a)	768,000	29,644,800

Multi-Utilities (1.9%)
Ameren Corp. (a)	1,021,000	28,781,990

TOTAL UTILITIES		58,426,790

Total Common Stocks
(Cost: $1,296,015,558)		$1,466,832,283

	Shares	Value

Money Market Fund (5.0%)

Columbia Short-Term Cash Fund, 0.229% (b)(c)	77,230,081	$77,230,081

Total Money Market Fund
(Cost: $77,230,081)		$77,230,081

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (11.6%)

Asset-Backed Commercial Paper (0.5%)
Belmont Funding LLC
01/18/11	0.500%	$4,998,472	$4,998,472
Rheingold Securitization
02/16/11	0.521%	2,996,013	2,996,013

Total			7,994,485

Certificates of Deposit (7.3%)
Banque et Caisse d’Epargne de l’Etat
02/16/11	0.305%	4,996,106	4,996,106
Commonwealth Bank of Australia (The)
01/03/11	0.180%	5,000,000	5,000,000
DZ Bank AG
01/18/11	0.345%	9,994,062	9,994,062
Den Danske Bank
01/03/11	0.250%	5,000,000	5,000,000
Development Bank of Singapore Ltd.
01/25/11	0.310%	7,000,000	7,000,000
02/09/11	0.300%	5,000,000	5,000,000
La Banque Postale
02/17/11	0.365%	2,500,000	2,500,000
Landesbank Hessen Thuringen
01/03/11	0.300%	5,000,022	5,000,022
Mitsubishi UFJ Trust and Banking Corp.
02/22/11	0.320%	5,000,000	5,000,000
N.V. Bank Nederlandse Gemeenten
01/27/11	0.330%	10,000,000	10,000,000
Natixis
03/07/11	0.440%	5,000,000	5,000,000

See accompanying Notes to Financial Statements.

270  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (continued)

Certificates of Deposit (cont.)
Norinchukin Bank
01/25/11	0.330%	$4,000,000	$4,000,000
02/08/11	0.330%	3,000,000	3,000,000
02/14/11	0.330%	4,000,000	4,000,000
Society Generale
01/03/11	0.290%	5,000,000	5,000,000
Sumitomo Mitsui Banking Corp.
01/12/11	0.300%	12,000,000	12,000,000
Sumitomo Trust & Banking Co., Ltd.
02/18/11	0.350%	5,000,000	5,000,000
02/22/11	0.335%	5,000,064	5,000,064
United Overseas Bank Ltd.
01/18/11	0.330%	10,000,000	10,000,000

Total			112,490,254

Commercial Paper (0.6%)
Macquarie Bank Ltd.
02/09/11	0.375%	9,991,146	9,991,146

Other Short-Term Obligations (0.2%)
Goldman Sachs Group, Inc. (The)
01/14/11	0.350%	2,000,000	2,000,000
Natixis Financial Products LLC
01/03/11	0.500%	1,000,000	1,000,000

Total			3,000,000

Repurchase Agreements (3.0%)
Barclays Capital, Inc. dated 10/13/10, matures 01/31/11, repurchase price $10,002,583 (d)
	0.300%	10,000,000	10,000,000
Cantor Fitzgerald & Co. dated 12/31/10, matures 01/03/11, repurchase price $25,000,833 (d)
	0.400%	25,000,000	25,000,000
Goldman Sachs & Co. dated 12/31/10, matures 01/03/11, repurchase price $860,460 (d)
	0.170%	860,448	860,448
RBS Securities, Inc. dated 08/18/10, matures 02/04/11, repurchase price $10,002,917 (d)
	0.300%	10,000,000	10,000,000

Total			45,860,448

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $179,336,333)			$179,336,333

Total Investments
(Cost: $1,552,581,972)			$1,723,398,697
Other Assets & Liabilities, Net			(178,670,896)

Net Assets			$1,544,727,801

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	At December 31, 2010, security was partially or fully on loan.

(b)	Investments in affiliates during the year ended December 31, 2010:

			Sales cost/
	Beginning	Purchase	proceeds	Realized	Ending	Dividends or
Issuer	cost	cost	from sales	gain/loss	cost	Interest Income	Value
Columbia Short-Term Cash Fund	$11,536	$1,191,045,067	$(1,113,826,522)	$—	$77,230,081	$78,626	$77,230,081

(c)	The rate shown is the seven-day current annualized yield at December 31, 2010.

(d)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.300%)
Security description	Value
Arabella Ltd	$50,397
Archer Daniels	518,468
ASB Finance Ltd	614,243
Banco Bilbao Vizcaya	1,658,123
Banco Bilbao Vizcaya Argentaria/New York NY	24,519
BP Capital Markets	308,146
BPCE	221,541
Central American Bank	1,920
Commonwealth Bank of Australia	311,935
Credit Agricole NA	512
Danske Corp	767,411
Electricite De France	1,270,764
European Investment Bank	1,709,846
Gdz Suez	263,954
Golden Funding Corp	18,171
Ing (US) Funding LLC	80
Natexis Banques	197,337

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  271

Portfolio of Investments (continued)  VP – NFJ Dividend Value Fund

Notes to Portfolio of Investments (continued)

Barclays Capital, Inc. (0.300%) (continued)
Security description	Value
Nationwide Building	$1,230,262
Natixis NY	96,000
Natixis US Finance Co	1,600
Prudential PLC	371,140
Silver Tower US Fund	4,800
Skandin Ens Banken	48,037
Societe Gen No Amer	799,593
Societe Generale NY	10,400
UBS Ag Stamford	801

Total market value of collateral securities	$10,500,000

Cantor Fitzgerald & Co. (0.400%)
Security description	Value
Fannie Mae Interest Strip	$800,776
Fannie Mae Pool	2,186,969
Fannie Mae Principal Strip	26,154
Fannie Mae REMICS	1,465,991
Federal Farm Credit Bank	1,363,424
Federal Home Loan Banks	2,442,686
Federal Home Loan Mortgage Corp	183,264
Federal National Mortgage Association	2,117,980
FHLMC Structured Pass Through Securities	866,994
Freddie Mac Non Gold Pool	2,099,297
Freddie Mac Reference REMIC	14,129
Freddie Mac REMICS	1,288,482
Freddie Mac Strips	379,961
Ginnie Mae I Pool	245,589
Ginnie Mae II Pool	1,361,353
Government National Mortgage Association	547,725
United States Treasury Inflation Indexed Bonds	75,286
United States Treasury Note/Bond	5,982,624
United States Treasury Strip Coupon	1,788,180
United States Treasury Strip Principal	263,136

Total market value of collateral securities	$25,500,000

Goldman Sachs & Co. (0.170%)
Security description	Value
Government National Mortgage Association	$877,657

Total market value of collateral securities	$877,657

RBS Securities, Inc. (0.300%)
Security description	Value
Fannie Mae REMICS	$5,256,555
Fannie Mae Whole Loan	12,941
Freddie Mac REMICS	4,930,643

Total market value of collateral securities	$10,200,139

Abbreviation Legend

ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.

272  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of trading, as described in Note 2 to financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  273

Portfolio of Investments (continued)  VP – NFJ Dividend Value Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Fair value at December 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$46,281,799	$—	$—	$46,281,799
Consumer Staples	127,484,243	—	—	127,484,243
Energy	294,381,594	—	—	294,381,594
Financials	278,019,404	—	—	278,019,404
Health Care	208,539,579	—	—	208,539,579
Industrials	125,855,882	—	—	125,855,882
Information Technology	174,100,852	—	—	174,100,852
Materials	61,977,340	—	—	61,977,340
Telecommunication Services	91,764,800	—	—	91,764,800
Utilities	58,426,790	—	—	58,426,790

Total Equity Securities	1,466,832,283	—	—	1,466,832,283

Other
Affiliated Money Market Fund(c)	77,230,081	—	—	77,230,081
Investments of Cash Collateral Received for Securities on Loan	—	179,336,333	—	179,336,333

Total Other	77,230,081	179,336,333	—	256,566,414

Total	$1,544,062,364	$179,336,333	$—	$1,723,398,697

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2010.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Financial Statements.

274  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Portfolio of Investments
VP – Nuveen Winslow Large Cap Growth Fund
December 31, 2010
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (98.7%)

CONSUMER DISCRETIONARY (14.2%)

Auto Components (0.7%)
BorgWarner, Inc. (a)	109,900	$7,952,364

Automobiles (1.0%)
Ford Motor Co. (a)	723,900	12,154,281

Hotels, Restaurants & Leisure (1.1%)
Yum! Brands, Inc.	266,700	13,081,635

Internet & Catalog Retail (6.0%)
Amazon.com, Inc. (a)	165,600	29,808,000
NetFlix, Inc. (a)	38,200	6,711,740
priceline.com, Inc. (a)	86,410	34,525,116

Total		71,044,856

Media (0.9%)
Scripps Networks Interactive, Inc., Class A	207,100	10,717,425

Multiline Retail (2.3%)
Dollar General Corp. (a)	377,900	11,590,193
Kohl’s Corp. (a)	293,000	15,921,620

Total		27,511,813

Specialty Retail (1.3%)
O’Reilly Automotive, Inc. (a)	253,400	15,310,428

Textiles, Apparel & Luxury Goods (0.9%)
Nike, Inc., Class B	132,700	11,335,234

TOTAL CONSUMER DISCRETIONARY		169,108,036

CONSUMER STAPLES (4.0%)

Beverages (1.0%)
PepsiCo, Inc.	172,700	11,282,491

Food & Staples Retailing (1.0%)
Costco Wholesale Corp.	172,700	12,470,667

Food Products (0.9%)
Green Mountain Coffee Roasters, Inc. (a)	323,300	10,623,638

Personal Products (1.1%)
Estee Lauder Companies, Inc. (The), Class A	167,700	13,533,390

TOTAL CONSUMER STAPLES		47,910,186

ENERGY (7.7%)

Energy Equipment & Services (5.1%)
FMC Technologies, Inc. (a)	173,500	15,425,885
Halliburton Co.	334,000	13,637,220
Schlumberger Ltd.	379,400	31,679,900

Total		60,743,005

Oil, Gas & Consumable Fuels (2.6%)
Occidental Petroleum Corp.	196,500	19,276,650
Peabody Energy Corp.	191,900	12,277,762

Total		31,554,412

TOTAL ENERGY		92,297,417

FINANCIALS (9.0%)

Capital Markets (5.3%)
Franklin Resources, Inc.	150,700	16,759,347
Goldman Sachs Group, Inc. (The)	208,400	35,044,544
TD Ameritrade Holding Corp.	594,700	11,293,353

Total		63,097,244

Diversified Financial Services (3.7%)
CME Group, Inc.	42,800	13,770,900
IntercontinentalExchange, Inc. (a)	88,200	10,509,030
JPMorgan Chase & Co.	459,500	19,491,990

Total		43,771,920

TOTAL FINANCIALS		106,869,164

HEALTH CARE (8.7%)

Biotechnology (0.9%)
Celgene Corp. (a)	190,500	11,266,170

Health Care Equipment & Supplies (1.3%)
Edwards Lifesciences Corp. (a)	63,100	5,101,004
Varian Medical Systems, Inc. (a)	148,700	10,301,936

Total		15,402,940

Health Care Providers & Services (2.9%)
Express Scripts, Inc. (a)	636,800	34,419,040

Health Care Technology (1.1%)
Cerner Corp. (a)	134,100	12,704,634

Life Sciences Tools & Services (1.0%)
Agilent Technologies, Inc. (a)	298,400	12,362,712

Pharmaceuticals (1.5%)
Shire PLC, ADR	240,800	17,429,104

TOTAL HEALTH CARE		103,584,600

INDUSTRIALS (15.2%)

Aerospace & Defense (2.9%)
Goodrich Corp.	135,400	11,924,678
United Technologies Corp.	293,900	23,135,808

Total		35,060,486

Air Freight & Logistics (1.3%)
CH Robinson Worldwide, Inc.	187,000	14,995,530

Construction & Engineering (1.8%)
Fluor Corp.	324,300	21,488,118

Machinery (6.2%)
Danaher Corp.	667,800	31,500,126
Deere & Co.	258,800	21,493,340
Illinois Tool Works, Inc.	399,900	21,354,660

Total		74,348,126

Road & Rail (3.0%)
Union Pacific Corp.	386,300	35,794,558

TOTAL INDUSTRIALS		181,686,818

INFORMATION TECHNOLOGY (33.9%)

Communications Equipment (3.9%)
Juniper Networks, Inc. (a)	283,100	10,452,052
QUALCOMM, Inc.	733,700	36,310,813

Total		46,762,865

Computers & Peripherals (8.5%)
Apple, Inc. (a)	180,100	58,093,056
EMC Corp. (a)	1,251,000	28,647,900
NetApp, Inc. (a)	259,100	14,240,136

Total		100,981,092

Electronic Equipment, Instruments & Components (1.0%)
Amphenol Corp., Class A	233,300	12,313,574

Internet Software & Services (4.1%)
Baidu, Inc., ADR (a)	166,300	16,052,939
Google, Inc., Class A (a)	55,400	32,905,938

Total		48,958,877

IT Services (5.8%)
Cognizant Technology Solutions Corp., Class A (a)	701,700	51,427,593
Visa, Inc., Class A	260,800	18,355,104

Total		69,782,697

Semiconductors & Semiconductor Equipment (2.1%)
ASML Holding NV	345,407	13,242,904
Texas Instruments, Inc.	356,700	11,592,750

Total		24,835,654

Software (8.5%)
Autodesk, Inc. (a)	453,200	17,312,240
Citrix Systems, Inc. (a)	309,000	21,138,690
Intuit, Inc. (a)	251,400	12,394,020
Oracle Corp.	1,217,200	38,098,360
Salesforce.com, Inc. (a)	72,300	9,543,600
VMware, Inc., Class A (a)	27,600	2,453,916

Total		100,940,826

TOTAL INFORMATION TECHNOLOGY		404,575,585

MATERIALS (4.3%)

Chemicals (0.9%)
Ecolab, Inc.	202,900	10,230,218

Metals & Mining (3.4%)
Cliffs Natural Resources, Inc.	308,100	24,034,881
Walter Energy, Inc.	132,900	16,989,936

Total		41,024,817

TOTAL MATERIALS		51,255,035

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  275

Portfolio of Investments (continued)  VP – Nuveen Winslow Large Cap Growth Fund

Issuer	Shares	Value

Common Stocks (continued)
TELECOMMUNICATION SERVICES (1.7%)

Wireless Telecommunication Services (1.7%)
American Tower Corp., Class A (a)	381,100	$19,680,004

TOTAL TELECOMMUNICATION SERVICES		19,680,004

Total Common Stocks
(Cost: $1,031,998,169)		$1,176,966,845

Shares		Value

Money Market Fund (1.5%)

Columbia Short-Term Cash Fund, 0.229% (b)(c)	17,933,881	$17,933,881

Total Money Market Fund
(Cost: $17,933,881)		$17,933,881

Total Investments
(Cost: $1,049,932,050)		$1,194,900,726
Other Assets & Liabilities, Net		(1,903,447)

Net Assets		$1,192,997,279

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2010.

(c)	Investments in affiliates during the year ended December 31, 2010:

			Sales cost/			Dividends
	Beginning	Purchase	proceeds	Realized	Ending	or interest
Issuer	cost	cost	from sales	gain/loss	cost	income	Value
Columbia Short-Term Cash Fund	$11,536	$1,266,010,234	$(1,248,087,889)	$—	$17,933,881	$42,642	$17,933,881
Abbreviation Legend

ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.

276  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  277

Portfolio of Investments (continued)  VP – Nuveen Winslow Large Cap Growth Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Fair value at December 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$169,108,036	$—	$—	$169,108,036
Consumer Staples	47,910,186	—	—	47,910,186
Energy	92,297,417	—	—	92,297,417
Financials	106,869,164	—	—	106,869,164
Health Care	103,584,600	—	—	103,584,600
Industrials	181,686,818	—	—	181,686,818
Information Technology	404,575,585	—	—	404,575,585
Materials	51,255,035	—	—	51,255,035
Telecommunication Services	19,680,004	—	—	19,680,004

Total Equity Securities	1,176,966,845	—	—	1,176,966,845

Other
Affiliated Money Market Fund(c)	17,933,881	—	—	17,933,881

Total Other	17,933,881	—	—	17,933,881

Total	$1,194,900,726	$—	$—	$1,194,900,726

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2010.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Financial Statements.

278  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Portfolio of Investments
VP – Partners Small Cap Growth Fund
December 31, 2010
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (98.8%)

CONSUMER DISCRETIONARY (16.2%)

Auto Components (—%)
Wonder Auto Technology, Inc. (a)(b)	11,250	$84,825

Diversified Consumer Services (1.6%)
Capella Education Co. (a)(b)	39,175	2,608,271
Global Education & Technology Group Ltd., ADR (b)	27,649	261,560
Service Corp. International	556,175	4,588,444

Total		7,458,275

Hotels, Restaurants & Leisure (3.1%)
7 Days Group Holdings Ltd., ADR (b)	112,347	2,392,991
BJ’s Restaurants, Inc. (a)(b)	31,125	1,102,759
California Pizza Kitchen, Inc. (b)	156,752	2,708,674
Life Time Fitness, Inc. (b)	60,130	2,464,729
Panera Bread Co., Class A (a)(b)	26,500	2,682,065
Texas Roadhouse, Inc. (b)	72,200	1,239,674
WMS Industries, Inc. (a)(b)	49,559	2,242,049

Total		14,832,941

Internet & Catalog Retail (1.5%)
E-Commerce China Dangdang, Inc. (a)(b)	85,352	2,310,479
Makemytrip Ltd. (b)	10,000	270,300
Shutterfly, Inc. (b)	136,282	4,773,958

Total		7,354,737

Leisure Equipment & Products (1.3%)
Hasbro, Inc.	66,261	3,126,194
Sturm Ruger & Co., Inc.	193,959	2,965,633

Total		6,091,827

Media (0.6%)
IMAX Corp. (a)(b)	107,110	3,004,436

Specialty Retail (6.9%)
Cabela’s, Inc. (b)	307,191	6,681,404
CarMax, Inc. (b)	104,286	3,324,638
Dick’s Sporting Goods, Inc. (b)	36,800	1,380,000
hhgregg, Inc. (a)(b)	89,980	1,885,081
Hibbett Sports, Inc. (a)(b)	72,420	2,672,298
Lumber Liquidators Holdings, Inc. (a)(b)	135,872	3,384,571
Pacific Sunwear of California, Inc. (a)(b)	256,748	1,391,574
Rue21, Inc. (a)(b)	119,860	3,513,097
Tractor Supply Co. (a)	78,640	3,813,254
Ulta Salon Cosmetics & Fragrance, Inc. (b)	93,110	3,165,740
Vitamin Shoppe, Inc. (a)(b)	62,560	2,104,518

Total		33,316,175

Textiles, Apparel & Luxury Goods (1.2%)
Lululemon Athletica, Inc. (a)(b)	20,270	1,386,873
Volcom, Inc. (a)	180,425	3,404,620
Warnaco Group, Inc. (The) (a)(b)	21,110	1,162,528

Total		5,954,021

TOTAL CONSUMER DISCRETIONARY		78,097,237

CONSUMER STAPLES (4.8%)

Beverages (0.8%)
Constellation Brands, Inc., Class A (b)	180,361	3,994,996

Food & Staples Retailing (2.0%)
Pricesmart, Inc.	177,674	6,756,942
United Natural Foods, Inc. (a)(b)	73,914	2,711,166

Total		9,468,108

Food Products (0.4%)
Green Mountain Coffee Roasters, Inc. (a)(b)	66,661	2,190,480

Household Products (0.7%)
Energizer Holdings, Inc. (b)	46,592	3,396,557

Personal Products (0.2%)
Medifast, Inc. (b)	40,600	1,172,528

Tobacco (0.7%)
Universal Corp.	78,113	3,179,199

TOTAL CONSUMER STAPLES		23,401,868

ENERGY (6.8%)

Energy Equipment & Services (2.7%)
Atwood Oceanics, Inc. (b)	191,221	7,145,929
Core Laboratories NV	33,831	3,012,650
Lufkin Industries, Inc. (a)	43,015	2,683,706

Total		12,842,285

Oil, Gas & Consumable Fuels (4.1%)
Approach Resources, Inc. (a)(b)	44,000	1,016,400
Berry Petroleum Co., Class A (a)	72,890	3,185,293
Brigham Exploration Co. (a)(b)	253,330	6,900,709
Houston American Energy Corp. (a)	89,312	1,615,654
Northern Oil and Gas, Inc. (b)	186,478	5,074,067
Oasis Petroleum, Inc. (b)	75,700	2,052,984

Total		19,845,107

TOTAL ENERGY		32,687,392

FINANCIALS (11.3%)

Capital Markets (2.3%)
Eaton Vance Corp.	91,161	2,755,797
Financial Engines, Inc. (b)	189,400	3,755,802
FXCM, Inc., Class A (a)(b)	98,849	1,309,749
Janus Capital Group, Inc.	269,600	3,496,712

Total		11,318,060

Commercial Banks (0.4%)
Wilshire Bancorp, Inc. (a)	250,293	1,907,233

Insurance (4.7%)
Alleghany Corp. (b)	8,975	2,749,671
MBIA, Inc. (b)	494,271	5,926,309
Montpelier Re Holdings Ltd.	263,561	5,255,406
Tower Group, Inc.	153,603	3,929,165
Wesco Financial Corp.	4,926	1,814,788
White Mountains Insurance Group Ltd.	9,512	3,192,227

Total		22,867,566

Real Estate Investment Trusts (REITs) (2.1%)
First Industrial Realty Trust, Inc. (b)	283,762	2,485,755
Hatteras Financial Corp.	134,211	4,062,567
UDR, Inc.	157,253	3,698,591

Total		10,246,913

Real Estate Management & Development (1.2%)
China Real Estate Information Corp., ADR (a)(b)	175,126	1,681,210
Tejon Ranch Co. (b)	141,853	3,908,050

Total		5,589,260

Thrifts & Mortgage Finance (0.6%)
Astoria Financial Corp. (a)	203,609	2,832,201

TOTAL FINANCIALS		54,761,233

HEALTH CARE (16.9%)

Biotechnology (2.6%)
Alexion Pharmaceuticals, Inc. (b)	29,672	2,390,080
AVEO Pharmaceuticals, Inc. (b)	41,946	613,250
Chelsea Therapeutics International Ltd. (b)	260,808	1,956,060
Enzon Pharmaceuticals, Inc. (a)(b)	68,657	835,556
Exact Sciences Corp. (a)(b)	119,710	715,866
Human Genome Sciences, Inc. (a)(b)	149,387	3,568,855
InterMune, Inc. (b)	33,470	1,218,308
Ironwood Pharmaceuticals, Inc. (b)	64,400	666,540
QLT, Inc. (b)	65,610	480,921

Total		12,445,436

Health Care Equipment & Supplies (7.4%)
Arthrocare Corp. (b)	58,270	1,809,866
Delcath Systems, Inc. (a)(b)	109,781	1,075,854
DexCom, Inc. (a)(b)	294,516	4,020,144
DynaVox, Inc., Class A (b)	12,583	64,551

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  279

Portfolio of Investments (continued)  VP – Partners Small Cap Growth Fund

Issuer	Shares	Value

Common Stocks (continued)

HEALTH CARE (CONT.)

Health Care Equipment & Supplies (cont.)
HeartWare International, Inc. (a)(b)	50,502	$4,422,460
MAKO Surgical Corp. (b)	113,047	1,720,575
Masimo Corp. (a)	174,901	5,084,372
NuVasive, Inc. (a)(b)	109,212	2,801,288
NxStage Medical, Inc. (a)(b)	170,597	4,244,453
Sirona Dental Systems, Inc. (a)(b)	20,940	874,873
Thoratec Corp. (a)(b)	37,300	1,056,336
Volcano Corp. (a)(b)	250,847	6,850,632
Zoll Medical Corp. (a)(b)	40,300	1,500,369

Total		35,525,773

Health Care Providers & Services (2.6%)
Catalyst Health Solutions, Inc. (a)(b)	26,604	1,236,820
HMS Holdings Corp. (a)(b)	48,100	3,115,437
Owens & Minor, Inc.	91,184	2,683,545
Tenet Healthcare Corp. (b)	816,298	5,461,034

Total		12,496,836

Health Care Technology (1.1%)
athenahealth, Inc. (a)(b)	78,952	3,235,453
SXC Health Solutions Corp. (b)	53,120	2,276,723

Total		5,512,176

Life Sciences Tools & Services (0.2%)
Mettler-Toledo International, Inc. (b)	6,400	967,744

Pharmaceuticals (3.0%)
Akorn, Inc. (b)	587,410	3,565,579
Ardea Biosciences, Inc. (b)	29,477	766,402
BioMimetic Therapeutics, Inc. (a)(b)	205,750	2,613,025
Cardiome Pharma Corp. (b)	87,253	560,164
Corcept Therapeutics, Inc. (a)(b)	62,400	240,864
Inspire Pharmaceuticals, Inc. (a)(b)	98,829	830,163
MAP Pharmaceuticals, Inc. (a)(b)	54,903	919,076
Mylan, Inc. (b)	149,490	3,158,724
Salix Pharmaceuticals Ltd. (a)(b)	43,157	2,026,653

Total		14,680,650

TOTAL HEALTH CARE		81,628,615

INDUSTRIALS (13.5%)

Commercial Services & Supplies (2.8%)
Clean Harbors, Inc. (a)(b)	48,396	4,069,135
Corrections Corp. of America (b)	232,218	5,819,383
Knoll, Inc.	215,208	3,600,430

Total		13,488,948

Construction & Engineering (0.6%)
Insituform Technologies, Inc., Class A (a)(b)	89,704	2,378,053
MYR Group, Inc. (a)(b)	29,425	617,925

Total		2,995,978

Electrical Equipment (0.8%)
Harbin Electric, Inc. (a)(b)	30,830	534,901
Polypore International, Inc. (a)(b)	68,610	2,794,485
Regal-Beloit Corp. (a)	7,700	514,052

Total		3,843,438

Industrial Conglomerates (1.1%)
Tredegar Corp.	282,445	5,473,784

Machinery (3.0%)
Altra Holdings, Inc. (a)(b)	171,270	3,401,422
Badger Meter, Inc. (a)	37,940	1,677,707
Chart Industries, Inc. (a)(b)	70,870	2,393,989
Force Protection, Inc. (b)	704,304	3,880,715
Greenbrier Companies, Inc. (b)	46,700	980,233
Sun Hydraulics Corp. (a)	19,100	721,980
Trimas Corp. (b)	77,900	1,593,834

Total		14,649,880

Marine (1.3%)
Alexander & Baldwin, Inc.	159,590	6,388,388

Professional Services (0.9%)
ICF International, Inc. (a)(b)	6,590	169,495
Resources Connection, Inc. (a)	229,875	4,273,376

Total		4,442,871

Road & Rail (2.2%)
Genesee & Wyoming, Inc., Class A (a)(b)	48,200	2,552,190
Kansas City Southern (a)(b)	41,734	1,997,389
Old Dominion Freight Line, Inc. (b)	180,731	5,781,585

Total		10,331,164

Trading Companies & Distributors (0.8%)
DXP Enterprises, Inc. (b)	17,700	424,800
WESCO International, Inc. (a)(b)	60,973	3,219,374

Total		3,644,174

TOTAL INDUSTRIALS		65,258,625

INFORMATION TECHNOLOGY (25.9%)

Communications Equipment (2.2%)
Aruba Networks, Inc. (a)(b)	268,347	5,603,085
Ixia (a)(b)	118,700	1,991,786
Riverbed Technology, Inc. (a)(b)	57,420	2,019,462
ShoreTel, Inc. (a)(b)	132,700	1,036,387

Total		10,650,720

Computers & Peripherals (1.3%)
Smart Technologies, Inc., Class A (a)(b)	318,725	3,008,764
Stratasys, Inc. (a)(b)	99,483	3,247,125

Total		6,255,889

Electronic Equipment, Instruments & Components (1.4%)
Hollysys Automation Technologies Ltd. (b)	157,738	2,391,308
OSI Systems, Inc. (b)	37,608	1,367,427
Universal Display Corp. (a)(b)	99,440	3,047,836

Total		6,806,571

Internet Software & Services (7.5%)
AOL, Inc. (b)	176,732	4,190,316
ChinaCache International Holdings Ltd., ADR (a)(b)	57,100	1,187,680
comScore, Inc. (a)(b)	54,600	1,218,126
Envestnet, Inc. (b)	104,100	1,775,946
GSI Commerce, Inc. (a)(b)	37,620	872,784
KIT Digital, Inc. (a)(b)	113,416	1,819,193
LivePerson, Inc. (a)(b)	281,350	3,179,255
LogMein, Inc. (a)(b)	46,240	2,050,281
LoopNet, Inc. (b)	141,854	1,575,998
MercadoLibre, Inc. (b)	30,980	2,064,817
Perficient, Inc. (a)(b)	193,480	2,418,500
SciQuest, Inc. (b)	88,600	1,152,686
Soufun Holdings Ltd., ADR (a)(b)	11,450	818,904
Support.com, Inc. (b)	124,000	803,520
Travelzoo, Inc. (b)	30,100	1,240,722
ValueClick, Inc. (b)	354,325	5,679,830
VistaPrint NV (b)	40,030	1,841,380
Youku.com, Inc., ADR (a)(b)	73,743	2,581,742

Total		36,471,680

IT Services (0.5%)
iSoftstone Holdings Ltd., ADS (b)	5,083	92,358
Wright Express Corp. (a)(b)	51,010	2,346,460

Total		2,438,818

Semiconductors & Semiconductor Equipment (5.3%)
Atheros Communications, Inc. (a)(b)	12,800	459,776
Cavium Networks, Inc. (a)(b)	101,691	3,831,717
Entegris, Inc. (a)(b)	143,620	1,072,841
Entropic Communications, Inc. (a)(b)	451,270	5,451,342
EZchip Semiconductor Ltd. (a)(b)	23,600	663,160
MaxLinear, Inc., Class A (b)	218,578	2,351,899
Micrel, Inc.	310,915	4,038,786
Netlogic Microsystems, Inc. (a)(b)	72,210	2,268,116
Power Integrations, Inc. (a)	77,225	3,099,812
Silicon Laboratories, Inc. (a)(b)	47,850	2,202,057

Total		25,439,506

Software (7.7%)
Advent Software, Inc. (b)	76,901	4,454,106
ANSYS, Inc. (b)	39,564	2,060,097
Ariba, Inc. (a)(b)	120,290	2,825,612
Concur Technologies, Inc. (a)(b)	54,210	2,815,125
Fortinet, Inc. (b)	146,765	4,747,848
PROS Holdings, Inc. (a)(b)	211,791	2,412,300
QLIK Technologies, Inc. (a)(b)	108,696	2,805,444
Radiant Systems, Inc. (b)	89,400	1,749,558
RealPage, Inc. (b)	26,300	813,459

See accompanying Notes to Financial Statements.

280  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)

INFORMATION TECHNOLOGY (CONT.)

Software (cont.)
Solera Holdings, Inc.	28,980	$1,487,254
Sourcefire, Inc. (a)(b)	31,940	828,204
SuccessFactors, Inc. (a)(b)	123,890	3,587,854
Take-Two Interactive Software, Inc. (a)(b)	196,675	2,407,302
Ultimate Software Group, Inc. (a)(b)	48,286	2,348,148
VanceInfo Technologies, Inc., ADR (a)(b)	56,800	1,961,872

Total		37,304,183

TOTAL INFORMATION TECHNOLOGY		125,367,367

MATERIALS (3.4%)

Chemicals (2.7%)
Albemarle Corp.	97,548	5,441,227
NewMarket Corp.	48,486	5,981,718
Solutia, Inc. (a)(b)	84,500	1,950,260

Total		13,373,205

Construction Materials (0.7%)
Martin Marietta Materials, Inc.	35,586	3,282,453

TOTAL MATERIALS		16,655,658

Total Common Stocks
(Cost: $386,252,743)		$477,857,995

Limited Partnerships (1.0%)

ENERGY (1.0%)

Oil, Gas & Consumable Fuels (1.0%)
Kinder Morgan Management LLC (b)(c)	70,814	$4,736,040

Total Limited Partnerships
(Cost: $3,828,701)		$4,736,040

	Shares	Value

Money Market Fund (0.9%)

Columbia Short-Term Cash Fund, 0.229% (d)(e)	4,581,311	$4,581,311

Total Money Market Fund
(Cost: $4,581,311)		$4,581,311

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (18.9%)

Asset-Backed Commercial Paper (0.2%)
Rheingold Securitization
01/25/11	0.551%	$1,008,581	$1,008,581

Certificates of Deposit (4.9%)
Banque et Caisse d’Epargne de l’Etat
02/22/11	0.300%	1,998,468	1,998,468
Credit Industrial et Commercial
02/22/11	0.395%	2,000,000	2,000,000
Development Bank of Singapore Ltd.
01/25/11	0.310%	1,000,000	1,000,000
02/09/11	0.300%	3,000,000	3,000,000
Erste Bank der Oesterreichischen Sparkassen AG
01/18/11	0.430%	2,000,000	2,000,000
KBC Bank NV
01/20/11	0.450%	2,000,000	2,000,000
01/24/11	0.450%	1,500,000	1,500,000
Landesbank Hessen Thuringen
01/03/11	0.300%	3,000,013	3,000,013
N.V. Bank Nederlandse Gemeenten
01/27/11	0.330%	3,000,000	3,000,000
Norinchukin Bank
01/25/11	0.330%	2,000,000	2,000,000
United Overseas Bank Ltd.
02/22/11	0.340%	2,000,000	2,000,000

Total			23,498,481

Other Short-Term Obligations (0.4%)
Natixis Financial Products LLC
01/03/11	0.500%	2,000,000	2,000,000

Repurchase Agreements (13.4%)
Barclays Capital, Inc. dated 10/13/10, matures 01/31/11, repurchase price $4,001,033 (f)
	0.300%	4,000,000	4,000,000
Cantor Fitzgerald & Co. dated 12/31/10, matures 01/03/11, repurchase price $2,000,067 (f)
	0.400%	2,000,000	2,000,000
Citigroup Global Markets, Inc. dated 12/31/10, matures 01/03/11, repurchase price $10,000,133 (f)
	0.160%	10,000,000	10,000,000
Goldman Sachs & Co. dated 12/31/10, matures 01/03/11, repurchase price $9,088,163 (f)
	0.170%	9,088,034	9,088,034
Merrill Lynch Government Securities Income dated 12/31/10, matures 01/03/11, repurchase price $5,000,104 (f)
	0.250%	5,000,000	5,000,000
Merrill Lynch Pierce Fenner & Smith, Inc. dated 12/31/10, matures 01/03/11, repurchase price $20,000,417 (f)
	0.250%	20,000,000	20,000,000
Mizuho Securities USA, Inc. dated 12/31/10, matures 01/03/11, repurchase price $5,000,208 (f)
	0.500%	5,000,000	5,000,000
Pershing LLC dated 12/31/10, matures 01/03/11, repurchase price $10,000,375 (f)
	0.450%	10,000,000	10,000,000

Total			65,088,034

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $91,595,096)			$91,595,096

Total Investments
(Cost: $486,257,851)			$578,770,442
Other Assets & Liabilities, Net			(95,008,612)

Net Assets			$483,761,830

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	At December 31, 2010, security was partially or fully on loan.

(b)	Non-income producing.

(c)	At December 31, 2010, there was no capital committed to the LLC or LP for future investment.

(d)	Investments in affiliates during the year ended December 31, 2010:

			Sales cost/			Dividends
	Beginning	Purchase	proceeds	Realized	Ending	or interest
Issuer	cost	cost	from sales	gain/loss	cost	income	Value
Columbia Short-Term Cash Fund	$11,535	$428,031,211	$(423,461,435)	$—	$4,581,311	$27,818	$4,581,311

(e)	The rate shown is the seven-day current annualized yield at December 31, 2010.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  281

Portfolio of Investments (continued)  VP – Partners Small Cap Growth Fund

Notes to Portfolio of Investments (continued)

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.300%)
Security description	Value
Arabella Ltd	$20,159
Archer Daniels	207,387
ASB Finance Ltd	245,697
Banco Bilbao Vizcaya	663,249
Banco Bilbao Vizcaya Argentaria/New York NY	9,808
BP Capital Markets	123,259
BPCE	88,616
Central American Bank	768
Commonwealth Bank of Australia	124,773
Credit Agricole NA	205
Danske Corp	306,965
Electricite De France	508,306
European Investment Bank	683,938
Gdz Suez	105,582
Golden Funding Corp	7,268
Ing (US) Funding LLC	32
Natexis Banques	78,935
Nationwide Building	492,105
Natixis NY	38,400
Natixis Us Finance Co	640
Prudential PLC	148,456
Silver Tower US Fund	1,920
Skandin Ens Banken	19,215
Societe Gen No Amer	319,837
Societe Generale NY	4,160
UBS Ag Stamford	320

Total market value of collateral securities	$4,200,000

Cantor Fitzgerald & Co. (0.400%)
Security description	Value
Fannie Mae Interest Strip	$64,062
Fannie Mae Pool	174,958
Fannie Mae Principal Strip	2,092
Fannie Mae REMICS	117,279
Federal Farm Credit Bank	109,074
Federal Home Loan Banks	195,415
Federal Home Loan Mortgage Corp	14,661
Federal National Mortgage Association	169,438
FHLMC Structured Pass Through Securities	69,360
Freddie Mac Non Gold Pool	167,944
Freddie Mac Reference REMIC	1,130
Freddie Mac REMICS	103,079
Freddie Mac Strips	30,397
Ginnie Mae I Pool	19,647
Ginnie Mae II Pool	108,908
Government National Mortgage Association	43,818

See accompanying Notes to Financial Statements.

282  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.400%) (continued)
Security description	Value
United States Treasury Inflation Indexed Bonds	$6,023
United States Treasury Note/Bond	478,610
United States Treasury Strip Coupon	143,054
United States Treasury Strip Principal	21,051

Total market value of collateral securities	$2,040,000

Citigroup Global Markets, Inc. (0.160%)
Security description	Value
Fannie Mae Benchmark REMIC	$49,678
Fannie Mae REMICS	3,359,984
Fannie Mae Whole Loan	85,476
Fannie Mae-Aces	6,526
Freddie Mac Reference REMIC	232,822
Freddie Mac REMICS	5,133,260
Government National Mortgage Association	1,332,254

Total market value of collateral securities	$10,200,000

Goldman Sachs & Co. (0.170%)
Security description	Value
Government National Mortgage Association	$9,269,795

Total market value of collateral securities	$9,269,795

Merrill Lynch Government Securities Income (0.250%)
Security description	Value
Fannie Mae REMICS	$960,321
Freddie Mac REMICS	4,139,688

Total market value of collateral securities	$5,100,009

Merrill Lynch Pierce Fenner & Smith, Inc. (0.250%)
Security description	Value
Federal Home Loan Banks	$1,851,309
Federal Home Loan Mortgage Corp	1,077,885
Federal National Mortgage Association	1,199,677
Government National Mortgage Association	16,271,187

Total market value of collateral securities	$20,400,058

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  283

Portfolio of Investments (continued)  VP – Partners Small Cap Growth Fund

Notes to Portfolio of Investments (continued)

Mizuho Securities USA, Inc. (0.500%)
Security description	Value
Fannie Mae Grantor Trust	$2,469
Fannie Mae Pool	2,074,775
Fannie Mae REMICS	214,119
Fannie Mae Whole Loan	5,817
Federal Farm Credit Bank	3,332
Federal Home Loan Banks	86,452
Federal Home Loan Mortgage Corp	13,315
FHLMC Structured Pass Through Securities	12,611
Freddie Mac Gold Pool	1,087,172
Freddie Mac Non Gold Pool	128,998
Freddie Mac REMICS	239,699
Ginnie Mae II Pool	175,519
Government National Mortgage Association	325,572
United States Treasury Note/Bond	730,150

Total market value of collateral securities	$5,100,000

Pershing LLC (0.450%)
Security description	Value
Fannie Mae Pool	$5,193,059
Fannie Mae REMICS	1,170,920
Freddie Mac Gold Pool	444,184
Freddie Mac REMICS	1,545,473
Ginnie Mae I Pool	395,584
Government National Mortgage Association	1,450,780

Total market value of collateral securities	$10,200,000

Abbreviation Legend

ADR	American Depositary Receipt
ADS	American Depositary Share

See accompanying Notes to Financial Statements.

284  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  285

Portfolio of Investments (continued)  VP – Partners Small Cap Growth Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Fair value at December 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$78,097,237	$—	$—	$78,097,237
Consumer Staples	23,401,868	—	—	23,401,868
Energy	32,687,392	—	—	32,687,392
Financials	54,761,233	—	—	54,761,233
Health Care	81,628,615	—	—	81,628,615
Industrials	65,258,625	—	—	65,258,625
Information Technology	125,367,367	—	—	125,367,367
Materials	16,655,658	—	—	16,655,658

Total Equity Securities	477,857,995	—	—	477,857,995

Other
Limited Partnerships	4,736,040	—	—	4,736,040
Affiliated Money Market Fund(c)	4,581,311	—	—	4,581,311
Investments of Cash Collateral Received for Securities on Loan	—	91,595,096	—	91,595,096

Total Other	9,317,351	91,595,096	—	100,912,447

Total	$487,175,346	$91,595,096	$—	$578,770,442

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2010.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Financial Statements.

286  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Portfolio of Investments
VP – PIMCO Mortgage-Backed Securities Fund
December 31, 2010
(Percentages represent value of investments compared to net assets)

	Coupon	Principal
Issuer	rate	amount	Value

Residential Mortgage-Backed Securities — Agency (a) (111.4%)

Federal Home Loan Mortgage Corp. (b)(c) CMO Series 2863 Class FM
10/15/31	0.760%	$20,177,709	$20,318,693
CMO Series 3226 Class FG
10/15/36	0.660%	1,382,042	1,382,121
CMO Series 3671 Class QF
12/15/36	0.760%	9,892,665	9,945,604
Federal Home Loan Mortgage Corp. (b)(c)(d) CMO IO Series 2980 Class SL
11/15/34	14.120%	1,557,129	278,174
Federal Home Loan Mortgage Corp. (c)
01/01/40-12/01/40	4.000%	49,115,991	48,814,313
04/01/40	4.500%	2,878,347	2,952,278
03/01/28-07/01/40	5.000%	32,144,754	33,736,557
01/01/38-04/01/39	5.500%	42,513,097	45,345,386
04/01/36-05/01/40	6.000%	31,333,969	33,982,753
Federal Home Loan Mortgage Corp. (c)(e)
03/01/39	4.500%	58,497,177	59,999,705
Federal Home Loan Mortgage Corp. (c)(f)
01/01/41	4.500%	12,000,000	12,296,256
02/01/40	6.000%	10,000,000	10,812,500
Federal National Mortgage Association (b)(c) CMO Series 2003-W8 Class 3F1
05/25/42	0.661%	9,395,369	9,316,467
CMO Series 2010-38 Class JF
04/25/40	1.161%	14,823,895	14,878,751
CMO Series 2010-54 Class DF
05/25/37	0.511%	18,393,603	18,268,624
CMO Series 2010-54 Class TF
04/25/37	0.811%	15,443,045	15,529,769
Federal National Mortgage Association (c)
07/01/39	3.500%	320,582	306,476
09/01/13-12/01/40	4.000%	81,978,010	81,819,071
01/01/15-08/01/40	4.500%	92,353,026	95,965,752
05/01/14-06/01/40	5.000%	24,588,446	26,090,470
01/01/32-09/01/38	5.500%	83,230,997	89,291,922
03/01/23-07/01/39	6.000%	57,877,159	63,009,475
12/01/40	6.500%	8,000,000	8,878,976
Federal National Mortgage Association (c)(e)
11/01/37	6.500%	26,695,747	29,916,997
Federal National Mortgage Association (c)(f)
01/01/26-01/01/41	3.500%	43,000,000	42,776,875
01/01/26	4.000%	34,000,000	35,014,696
01/01/41	4.500%	35,000,000	35,924,210
01/01/26-01/01/41	5.000%	101,496,628	106,802,783
01/01/41	5.500%	23,000,000	24,606,412
01/01/41	6.000%	4,000,000	4,347,500
Government National Mortgage Association (c)
09/20/40-12/20/40	3.500%	86,039,867	82,959,466
08/15/33-09/15/40	4.500%	42,443,332	44,141,195
08/15/37-12/15/39	5.500%	2,886,888	3,123,495
Government National Mortgage Association (c)(f)
09/20/40	3.500%	815,056	785,441
02/01/41	4.000%	41,000,000	41,121,729
01/01/41	4.500%	7,000,000	7,266,875
01/01/41	5.000%	22,000,000	23,388,750
01/01/41	6.000%	19,000,000	20,891,089
01/01/41	6.500%	5,000,000	5,632,810

Total Residential Mortgage-Backed Securities — Agency
(Cost: $1,211,464,493)			$1,211,920,416

Residential Mortgage-Backed Securities — Non-Agency (4.1%)

Deutsche Mortgage Securities, Inc. CMO Series 2010-RS2 Class A1 (b)(c)(g)
10/25/47	1.511%	$11,114,109	$11,092,527
NCUA CMO Series 2010-R3 Class 2A (b)(c)
12/08/20	0.821%	20,000,000	19,975,000
RiverView HECM Trust CMO Series 2008-1 Class A1 (b)(c)(d)(g)
09/26/41	1.011%	13,754,554	13,479,462

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $44,662,344)			$44,546,989

Commercial Mortgage-Backed Securities (0.7%)

Greenwich Capital Commercial Funding Corp. Series 2006-FL4A Class A2 (b)(c)(g)
11/05/21	0.410%	$1,571,108	$1,507,691
JP Morgan Chase Commercial Mortgage Securities Corp. CMO IO Series 2010-C1 Class XA (b)(c)(d)(g)
06/15/43	5.870%	19,869,742	1,709,276
UBS Commercial Mortgage Trust Series 2007-FL1 Class A1 (b)(c)(g)
07/15/24	1.160%	4,129,720	3,886,636

Total Commercial Mortgage-Backed Securities
(Cost: $6,741,467)			$7,103,603

U.S. Government Agency Obligations (4.5%)

Federal Home Loan Mortgage Corp. (f)
01/01/40	5.000%	10,000,000	10,487,500
Government National Mortgage Association
11/20/40	3.500%	2,096,512	2,020,336
Government National Mortgage Association (f)
01/01/40	5.500%	31,000,000	33,499,375
01/20/40	3.500%	98,490	94,911
03/20/40	3.500%	1,399,087	1,348,253
07/20/40	3.500%	1,337,934	1,289,321
08/20/40	3.500%	252,922	243,732

Total U.S. Government Agency Obligations
(Cost: $48,813,535)			$48,983,428

U.S. Treasury Obligations (9.5%)

U.S. Treasury Note
11/30/12	0.500%	$104,000,000	$103,865,944

Total U.S. Treasury Obligations
(Cost: $103,768,387)			$103,865,944

	Shares	Value

Money Market Fund (—%)

Columbia Short-Term Cash Fund, 0.229% (h)(i)	1,081	$1,081

Total Money Market Fund
(Cost: $1,081)		$1,081

	Effective	Par/
Issuer	yield	principal	Value

Treasury Note Short-Term (0.3%)

U.S. Treasury Bills
06/09/11	0.160%	$2,230,000	$2,228,395
06/16/11	0.170%	1,200,000	1,199,059

Total Treasury Note Short-Term
(Cost: $3,427,200)			$3,427,454

Repurchase Agreements (11.1%)

Banking (1.6%)
Citigroup Global Markets, Inc. dated 12-31-10, matures 01-03-11, repurchase price $17,300,389 (collateralized by: U.S. Treasury Note Total market value $17,300,000)
	0.270%	$17,300,000	$17,300,000

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  287

Portfolio of Investments (continued)  VP – PIMCO Mortgage-Backed Securities Fund

	Effective	Par/
Issuer	yield	principal	Value

Repurchase Agreements (continued)
Other Financial Institutions (9.5%)
Barclays Capital, Inc. dated 12-31-10, matures 01-03-11, repurchase price $103,702,160 (collateralized by: U.S. Treasury Note Total market value $103,700,000)
	0.250%	$103,700,000	$103,700,000

Total Repurchase Agreements
(Cost: $121,000,000)			$121,000,000

Investments of Cash Collateral Received for Securities on Loan (6.4%)

Certificates of Deposit (3.8%)
Banque et Caisse d’Epargne de l’Etat
02/22/11	0.300%	$4,996,169	$4,996,169
Credit Industrial et Commercial
02/22/11	0.395%	5,000,000	5,000,000
Development Bank of Singapore Ltd.
02/17/11	0.300%	5,000,000	5,000,000
KBC Bank NV
01/24/11	0.450%	2,000,000	2,000,000
Mitsubishi UFJ Trust and Banking Corp.
02/22/11	0.320%	5,000,000	5,000,000
N.V. Bank Nederlandse Gemeenten
01/27/11	0.330%	1,500,000	1,500,000
02/04/11	0.330%	5,000,000	5,000,000
Norinchukin Bank
02/08/11	0.330%	3,000,000	3,000,000
Societe Generale
02/24/11	0.305%	4,996,106	4,996,106
Sumitomo Trust & Banking Co., Ltd.
02/22/11	0.335%	5,000,064	5,000,064

Total			41,492,339

Commercial Paper (0.5%)
Suncorp Metway Ltd.
01/10/11	0.400%	4,998,167	4,998,167

Repurchase Agreements (2.1%)
Cantor Fitzgerald & Co. dated 12/31/10, matures 01/03/11, repurchase price $15,000,500(j)
	0.400%	15,000,000	15,000,000
Goldman Sachs & Co. dated 12/31/10, matures 01/03/11, repurchase price $5,243,068(j)
	0.170%	5,242,994	5,242,994
Pershing LLC dated 12/31/10, matures 01/03/11, repurchase price $3,000,113(j)
	0.450%	3,000,000	3,000,000

Total			23,242,994

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $69,733,500)			$69,733,500

Total Investments
(Cost: $1,609,612,007)			$1,610,582,415
Other Assets & Liabilities, Net			(522,364,542)

Net Assets			$1,088,217,873

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at December 31, 2010:

	Principal	Settlement	Proceeds
Security	amount	date	receivable	Value
Federal National Mortgage Association
01-01-26 4.500%	$17,000,000	01-19-11	$17,787,500	$17,820,777
02-01-40 6.000	10,000,000	02-10-11	10,832,813	10,850,000
01-01-41 4.000	12,000,000	01-13-11	11,859,375	11,936,256
01-01-41 4.000	21,000,000	01-13-11	20,698,125	20,845,776
Government National Mortgage Association
01-01-41 3.500	35,500,000	01-20-11	33,218,750	34,152,136
01-01-41 3.500	58,000,000	01-20-11	54,578,437	55,843,096

(b)	Variable rate security. The interest rate shown reflects the rate as of December 31, 2010.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

See accompanying Notes to Financial Statements.

288  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(d)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2010 was $15,466,912, representing 1.42% of net assets. Information concerning such security holdings at December 31, 2010 was as follows:

	Acquisition
Security	dates	Cost
Federal Home Loan Mortgage Corp.
CMO IO Series 2980 Class SL
14.120% 2034	06-17-10	$202,757
JP Morgan Chase Commercial Mortgage Securities Corp.
CMO IO Series 2010-C1 Class XA
5.870% 2043	10-04-10	1,775,925
RiverView HECM Trust
CMO Series 2008-1 Class A1
1.011% 2041	09-29-10	13,548,235

(e)	At December 31, 2010, security was partially or fully on loan.

(f)	Represents a security purchased on a when-issued or delayed delivery basis.

(g)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $31,675,592 or 2.91% of net assets.

(h)	Investments in affiliates during the year ended December 31, 2010:

			Sales cost/
	Beginning	Purchase	proceeds	Realized	Ending	Dividends or
Issuer	cost	cost	from sales	gain/loss	cost	interest income	Value
Columbia Short-Term Cash Fund	$11,536	$111,754,551	$(111,765,006)	$—	$1,081	$803	$1,081

(i)	The rate shown is the seven-day current annualized yield at December 31, 2010.

(j)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.400%)
Security description	Value
Fannie Mae Interest Strip	$480,466
Fannie Mae Pool	1,312,181
Fannie Mae Principal Strip	15,692
Fannie Mae REMICS	879,595
Federal Farm Credit Bank	818,055
Federal Home Loan Banks	1,465,612
Federal Home Loan Mortgage Corp	109,959
Federal National Mortgage Association	1,270,788
FHLMC Structured Pass Through Securities	520,196
Freddie Mac Non Gold Pool	1,259,578
Freddie Mac Reference REMIC	8,477
Freddie Mac REMICS	773,089
Freddie Mac Strips	227,977
Ginnie Mae I Pool	147,353
Ginnie Mae II Pool	816,812
Government National Mortgage Association	328,635
United States Treasury Inflation Indexed Bonds	45,171
United States Treasury Note/Bond	3,589,574
United States Treasury Strip Coupon	1,072,908
United States Treasury Strip Principal	157,882

Total market value of collateral securities	$15,300,000

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  289

Portfolio of Investments (continued)  VP – PIMCO Mortgage-Backed Securities Fund

Notes to Portfolio of Investments (continued)

Goldman Sachs & Co. (0.170%)
Security description	Value
Government National Mortgage Association	$5,347,854

Total market value of collateral securities	$5,347,854

Pershing LLC (0.450%)
Security description	Value
Fannie Mae Pool	$1,557,918
Fannie Mae REMICS	351,276
Freddie Mac Gold Pool	133,255
Freddie Mac REMICS	463,642
Ginnie Mae I Pool	118,675
Government National Mortgage Association	435,234

Total market value of collateral securities	$3,060,000

Abbreviation Legend

CMO	Collateralized Mortgage Obligation
IO	Interest Only

See accompanying Notes to Financial Statements.

290  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  291

Portfolio of Investments (continued)  VP – PIMCO Mortgage-Backed Securities Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Fair value at December 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Bonds
Residential Mortgage-Backed Securities — Agency	$365,824,061	$846,096,355	$—	$1,211,920,416
Residential Mortgage-Backed Securities — Non-Agency	—	11,092,527	33,454,462	44,546,989
Commercial Mortgage-Backed Securities	—	7,103,603	—	7,103,603
U.S. Government Agency Obligations	43,986,875	4,996,553	—	48,983,428
U.S. Treasury Obligations	103,865,944	—	—	103,865,944

Total Bonds	513,676,880	869,289,038	33,454,462	1,416,420,380

Short-Term Securities
Treasury Note Short-Term	3,427,454	—	—	3,427,454
Repurchase Agreements	—	121,000,000	—	121,000,000

Total Short-Term Securities	3,427,454	121,000,000	—	124,427,454

Other
Affiliated Money Market Fund(c)	1,081	—	—	1,081
Investments of Cash Collateral Received for Securities on Loan	—	69,733,500	—	69,733,500

Total Other	1,081	69,733,500	—	69,734,581

Total	$517,105,415	$1,060,022,538	$33,454,462	$1,610,582,415

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2010.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Residential
Mortgage-Backed
Securities —
Non-Agency
Balance as of May 7, 2010 (when shares became available)	$—
Accrued discounts/premiums	—
Realized gain (loss)	116
Change in unrealized appreciation (depreciation)*	(93,773)
Sales	(7,717)
Purchases	33,555,836
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of December 31, 2010	$33,454,462

*	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2010 was $(93,773).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Financial Statements.

292  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Portfolio of Investments
VP – Pyramis® International Equity Fund
December 31, 2010
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (95.1%)

AUSTRALIA (8.5%)
AMP Ltd.	350,900	$1,896,542
Australia & New Zealand Banking Group Ltd.	438,300	10,456,388
BHP Billiton Ltd.	175,600	8,118,325
Billabong International Ltd.	213,700	1,779,449
Commonwealth Bank of Australia	165,400	8,579,580
CSL Ltd.	103,000	3,818,981
Foster’s Group Ltd.	868,800	5,041,868
Incitec Pivot Ltd.	324,800	1,314,119
Macquarie Group Ltd.	83,700	3,164,957
MAp Group	1,879,100	5,740,430
Metcash Ltd.	783,600	3,290,482
Newcrest Mining Ltd.	244,026	10,082,555
Origin Energy Ltd.	201,700	3,433,241
Ramsay Health Care Ltd.	93,470	1,699,869
Rio Tinto Ltd.	106,900	9,335,009
Suncorp-Metway Ltd. (a)	264,000	2,322,365
Telstra Corp., Ltd.	388,600	1,107,721
Wesfarmers Ltd.	38,500	1,258,734
Westfield Group	403,800	3,952,348

Total		86,392,963

AUSTRIA (0.5%)
Erste Group Bank AG	55,920	2,640,225
Verbund AG	65,522	2,449,158

Total		5,089,383

BELGIUM (2.2%)
Ageas (b)	1,022,900	2,338,276
Anheuser-Busch InBev NV	155,400	8,891,218
KBC Groep NV (a)(b)	49,000	1,670,332
Solvay SA	20,900	2,228,145
Umicore	133,000	6,919,758

Total		22,047,729

BERMUDA (0.6%)
Li & Fung Ltd.	656,000	3,806,691
Orient Overseas International Ltd.	214,000	2,076,119

Total		5,882,810

DENMARK (1.9%)
Carlsberg A/S, Series B	33,650	3,380,029
Novo Nordisk A/S, Series B	129,300	14,577,847
William Demant Holding AS (a)(b)	23,875	1,766,207

Total		19,724,083

FINLAND (0.6%)
Fortum OYJ	204,100	6,158,623

FRANCE (8.0%)
Accor SA	75,400	3,356,464
Alstom SA	78,400	3,753,072
AXA SA	325,900	5,424,006
BNP Paribas	135,200	8,604,811
Christian Dior SA	14,200	2,029,236
Cie Generale d’Optique Essilor International SA	37,500	2,415,013
Credit Agricole SA	181,200	2,302,137
Danone	52,000	3,268,530
Edenred (a)	107,800	2,552,856
Iliad SA (b)	24,600	2,676,862
L’Oreal SA	33,875	3,762,203
Lagardere SCA	35,093	1,446,307
LVMH Moet Hennessy Louis Vuitton SA	41,240	6,786,458
PPR	24,800	3,945,165
Renault SA (a)	30,700	1,785,230
Safran SA	102,700	3,638,168
Sanofi-Aventis SA	92,500	5,916,844
Schneider Electric SA	44,400	6,647,640
Societe Generale	132,200	7,107,878
Technip SA	17,600	1,625,763
VINCI SA	55,100	2,996,395

Total		82,041,038

GERMANY (8.3%)
BASF SE	82,400	6,612,341
Bayer AG	87,600	6,466,577
BMW AG	70,300	5,527,584
Deutsche Boerse AG	56,500	3,917,897
Deutsche Lufthansa AG (a)	41,800	914,882
Deutsche Post AG	188,800	3,189,070
Fresenius Medical Care AG & Co. KGaA	45,000	2,609,392
GEA Group AG	85,800	2,477,528
HeidelbergCement AG	50,000	3,130,264
Lanxess AG	51,500	4,023,388
Linde AG	61,600	9,367,388
MAN SE	28,000	3,362,059
Metro AG	59,500	4,297,692
Muenchener Rueckversicherungs AG	29,300	4,436,907
SAP AG	146,800	7,455,541
Siemens AG	116,900	14,559,716
Wacker Chemie AG	10,500	1,843,925

Total		84,192,151

GUERNSEY (0.2%)
Resolution Ltd.	650,500	2,374,535

HONG KONG (2.3%)
AIA Group Ltd. (a)	938,000	2,637,069
BOC Hong Kong Holdings Ltd.	1,106,000	3,763,986
Cathay Pacific Airways Ltd.	725,000	2,000,933
Hang Lung Properties Ltd.	668,000	3,124,267
Henderson Land Development Co., Ltd. (b)	382,000	2,604,992
PCCW Ltd.	3,960,000	1,752,754
Swire Pacific Ltd., Series A	218,000	3,584,714
Wharf Holdings Ltd.	562,000	4,324,189

Total		23,792,904

ISRAEL (0.6%)
Mizrahi Tefahot Bank Ltd.	192,200	2,133,974
Teva Pharmaceutical Industries Ltd.	83,200	4,371,948

Total		6,505,922

ITALY (2.5%)
ENI SpA	270,800	5,937,417
Intesa Sanpaolo SpA	1,959,900	5,330,222
Mediobanca SpA (b)	192,900	1,721,241
Saipem SpA	206,500	10,199,316
Unione di Banche Italiane SCPA (b)	251,400	2,206,647

Total		25,394,843

JAPAN (21.2%)
ABC-Mart, Inc. (b)	37,000	1,318,368
Air Water, Inc.	106,000	1,350,543
Aisin Seiki Co., Ltd.	49,700	1,751,901
Asahi Glass Co., Ltd.	186,000	2,163,949
Astellas Pharma, Inc.	88,000	3,345,714
Bridgestone Corp. (b)	195,000	3,754,939
Canon, Inc. (b)	144,500	7,425,026
Chiyoda Corp.	109,000	1,079,984
Dena Co., Ltd.	42,000	1,505,283
Denso Corp.	77,700	2,672,226
East Japan Railway Co.	35,200	2,284,944
Fanuc Corp.	33,600	5,137,871
Fuji Heavy Industries Ltd.	397,000	3,062,713
FUJIFILM Holdings Corp.	93,100	3,354,579
Fujitsu Ltd.	167,000	1,157,462
Hitachi Ltd.	406,000	2,156,320
Honda Motor Co., Ltd.	199,000	7,857,192
Hoya Corp.	56,100	1,356,954
ITOCHU Corp.	329,000	3,316,144
Japan Tobacco, Inc.	999	3,690,242
JSR Corp. (b)	122,000	2,265,287
Kamigumi Co., Ltd.	149,000	1,247,498
KDDI Corp.	180	1,038,397
Komatsu Ltd.	175,000	5,268,898
Kubota Corp.	216,000	2,035,712
Lawson, Inc.	27,200	1,343,272
Makita Corp.	58,000	2,361,003
Mitsubishi Chemical Holdings Corp.	187,000	1,263,627
Mitsubishi Corp.	203,000	5,473,226
Mitsubishi Estate Co., Ltd.	178,000	3,290,872
Mitsubishi Materials Corp. (a)(b)	455,000	1,446,428
Mitsubishi Tanabe Pharma Corp.	119,000	2,006,770
Mitsubishi UFJ Financial Group, Inc.	1,697,000	9,153,812
Mitsubishi UFJ Lease & Finance Co., Ltd.	31,000	1,224,043
Mitsui & Co., Ltd.	308,000	5,069,678
Mitsui Chemicals, Inc.	742,000	2,646,369
Mizuho Financial Group, Inc.	2,033,800	3,816,564
MS&AD Insurance Group Holdings, Inc.	64,000	1,598,202
NHK Spring Co., Ltd. (b)	102,000	1,105,932
Nidec Corp. (b)	15,800	1,593,768
Nintendo Co., Ltd.	8,900	2,599,331
Nippon Telegraph & Telephone Corp.	75,600	3,443,931
Nippon Yusen KK (b)	422,000	1,858,570
Nitto Denko Corp.	29,300	1,374,701

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  293

Portfolio of Investments (continued)  VP – Pyramis® International Equity Fund

Issuer	Shares	Value

Common Stocks (continued)

JAPAN (CONT.)
NKSJ Holdings, Inc. (a)	333,000	$2,443,697
Nomura Holdings, Inc.	315,000	1,999,437
NSK Ltd.	220,000	1,979,268
NTT DoCoMo, Inc.	1,369	2,385,140
Obayashi Corp.	282,000	1,295,056
ORIX Corp. (b)	42,200	4,136,080
Otsuka Corp. (b)	17,800	1,211,599
Panasonic Corp.	176,000	2,485,827
Promise Co., Ltd. (b)	239,300	1,366,846
Rakuten, Inc. (a)(b)	3,533	2,957,686
Ricoh Co., Ltd.	60,000	875,184
Rohto Pharmaceutical Co., Ltd.	75,000	876,843
Sega Sammy Holdings, Inc.	80,000	1,517,814
Sekisui House Ltd.	137,000	1,380,993
Seven & I Holdings Co., Ltd.	100,000	2,661,398
Shin-Etsu Chemical Co., Ltd.	65,100	3,509,963
SoftBank Corp.	151,300	5,218,820
Sony Corp.	84,500	3,023,230
Sony Financial Holdings, Inc.	421	1,696,136
Start Today Co., Ltd. (b)	62	247,404
Sumitomo Chemical Co., Ltd.	399,000	1,959,415
Sumitomo Corp.	208,000	2,929,155
Sumitomo Electric Industries Ltd.	67,000	926,227
Sumitomo Mitsui Financial Group, Inc.	191,300	6,775,888
Sumitomo Rubber Industries, Ltd. (b)	105,000	1,092,556
Sumitomo Trust & Banking Co., Ltd. (The) (b)	339,000	2,124,501
T&D Holdings, Inc.	79,000	1,993,580
TDK Corp.	42,000	2,909,001
Terumo Corp.	52,500	2,945,671
Tokyo Electric Power Co., Inc. (The)	37,000	902,488
Tokyo Electron Ltd.	53,400	3,363,371
Tokyo Gas Co., Ltd.	1,085,000	4,806,440
Toshiba Corp.	702,000	3,811,362
Toyo Suisan Kaisha Ltd.	43,000	955,073
Toyota Motor Corp.	211,800	8,341,319
UBE Industries Ltd.	485,000	1,452,832
West Japan Railway Co.	271	1,011,882

Total		215,837,427

NETHERLANDS (3.0%)
Aegon NV (a)	480,000	2,936,255
ASML Holding NV	102,400	3,956,073
Gemalto NV (b)	46,300	1,971,009
ING Groep NV-CVA (a)	578,300	5,627,961
Koninklijke KPN NV	140,700	2,053,918
Koninklijke Philips Electronics NV	281,800	8,634,199
Unilever NV	172,600	5,376,049

Total		30,555,464

NORWAY (1.6%)
Aker Solutions ASA (b)	141,100	2,413,105
DNB NOR ASA	304,100	4,288,493
Storebrand ASA (a)	140,000	1,052,995
Telenor ASA	329,200	5,377,467
Yara International ASA	56,600	3,302,628

Total		16,434,688

PAPUA NEW GUINEA (0.2%)
Oil Search Ltd.	306,600	2,205,302

SINGAPORE (1.2%)
Ascendas Real Estate Investment Trust	43,454	70,191
Keppel Corp., Ltd.	582,000	5,141,038
Oversea-Chinese Banking Corp., Ltd. (b)	703,000	5,419,930
Singapore Telecommunications Ltd.	516,000	1,228,092

Total		11,859,251

SPAIN (1.7%)
Banco Bilbao Vizcaya Argentaria SA	493,200	5,028,187
Inditex SA	39,200	2,935,337
Indra Sistemas SA	102,700	1,760,961
Repsol YPF SA	158,400	4,437,404
Telefonica SA	137,500	3,140,285

Total		17,302,174

SWEDEN (2.2%)
CDON Group AB (a)	48,200	223,301
Elekta AB, Series B	96,100	3,700,754
Hennes & Mauritz AB, Series B (b)	137,100	4,574,729
Modern Times Group AB, Series B	48,200	3,199,345
Sandvik AB	72,000	1,407,508
Swedbank AB, Series A (a)	417,800	5,853,236
Telefonaktiebolaget LM Ericsson, Series B	271,600	3,153,454

Total		22,112,327

SWITZERLAND (7.3%)
Adecco SA (b)	56,050	3,682,419
Baloise Holding AG	23,695	2,309,141
Cie Financiere Richemont SA, Series A	53,887	3,174,534
Kuehne & Nagel International AG	40,910	5,702,123
Logitech International SA (a)(b)	31,980	609,206
Lonza Group AG	27,969	2,245,941
Nestlé SA	387,018	22,714,234
Novartis AG	67,550	3,983,615
Sonova Holding AG	17,865	2,307,109
Swisscom AG	20,510	9,032,344
Transocean Ltd. (a)	53,960	3,724,008
UBS AG (a)	611,360	10,055,997
Zurich Financial Services AG	18,225	4,728,265

Total		74,268,936

UNITED KINGDOM (20.3%)
Anglo American PLC	191,200	9,944,405
Associated British Foods PLC	212,300	3,909,578
Barclays PLC	2,055,000	8,384,217
BG Group PLC	562,000	11,357,200
BHP Billiton PLC	132,100	5,254,643
BP PLC	633,500	4,598,783
British Airways PLC (a)(b)	373,800	1,588,312
British Land Co. PLC	340,800	2,787,244
Burberry Group PLC	142,700	2,501,038
Carphone Warehouse Group PLC (a)	31,800	195,988
Experian PLC	176,300	2,193,740
Genting Singapore PLC (a)	1,433,000	2,448,904
GlaxoSmithKline PLC	269,300	5,207,005
HSBC Holdings PLC	1,678,607	17,042,240
IG Group Holdings PLC	156,400	1,243,761
International Power PLC	1,066,200	7,275,217
ITV PLC (a)	2,294,400	2,506,151
Johnson Matthey PLC	110,300	3,505,175
Kazakhmys PLC	80,100	2,015,886
Kingfisher PLC	647,600	2,659,822
Lloyds Banking Group PLC (a)	7,457,000	7,639,404
National Grid PLC	625,200	5,391,059
Pearson PLC	136,700	2,148,617
Prudential PLC	253,200	2,637,364
Reckitt Benckiser Group PLC	131,300	7,216,952
Rexam PLC	377,100	1,956,317
Rio Tinto PLC	19,900	1,392,165
Royal Dutch Shell PLC, Series A	459,900	15,335,665
Royal Dutch Shell PLC, Series B	235,800	7,776,499
SABMiller PLC	142,100	4,999,878
Shire PLC	306,500	7,374,394
TalkTalk Telecom Group PLC	1,916,900	4,782,438
Tesco PLC	1,455,500	9,645,641
Tullow Oil PLC	184,900	3,635,649
Unilever PLC	28,100	860,115
United Business Media Ltd.	175,200	1,885,008
Vodafone Group PLC	5,402,800	13,967,973
Wolseley PLC (a)	36,200	1,154,899
WPP PLC	157,500	1,938,932
Xstrata PLC	357,500	8,392,411

Total		206,750,689

VIRGIN ISLANDS (0.2%)
Playtech Ltd.	317,300	2,097,809

Total Common Stocks
(Cost: $812,506,721)		$969,021,051

Preferred Stocks (1.0%)

GERMANY (1.0%)
Volkswagen AG	62,800	$10,248,821

Total Preferred Stocks
(Cost: $8,310,770)		$10,248,821

See accompanying Notes to Financial Statements.

294  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Shares	Value

Money Market Fund (3.7%)

Columbia Short-Term Cash Fund, 0.229% (c)(d)	37,750,307	$37,750,307

Total Money Market Fund
(Cost: $37,750,307)		$37,750,307

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (4.5%)

Certificates of Deposit (1.2%)
Barclays Bank PLC
02/23/11	0.425%	$1,000,000	$1,000,000
Development Bank of Singapore Ltd.
01/25/11	0.310%	1,000,000	1,000,000
Erste Bank der Oesterreichischen Sparkassen AG
01/18/11	0.430%	2,000,000	2,000,000
KBC Bank NV
01/20/11	0.450%	1,000,000	1,000,000
Landesbank Hessen Thuringen
01/03/11	0.300%	2,000,009	2,000,009
Mitsubishi UFJ Trust and Banking Corp.
01/06/11	0.330%	2,000,000	2,000,000
Norinchukin Bank
01/25/11	0.330%	2,500,000	2,500,000
United Overseas Bank Ltd.
02/22/11	0.340%	1,000,000	1,000,000

Total			12,500,009

Repurchase Agreements (3.3%)
Barclays Capital, Inc. dated 10/13/10, matures 01/31/11, repurchase price $5,001,292 (e)
	0.300%	5,000,000	5,000,000
Goldman Sachs & Co. dated 12/31/10, matures 01/03/11, repurchase price $4,195,896 (e)
	0.170%	4,195,837	4,195,837
Merrill Lynch Pierce Fenner & Smith, Inc. dated 12/31/10, matures 01/03/11, repurchase price $5,000,104 (e)
	0.250%	5,000,000	5,000,000
Mizuho Securities USA, Inc. dated 12/31/10, matures 01/03/11, repurchase price $11,001,258 (e)
	0.500%	11,000,800	11,000,800
Nomura Securities dated 12/31/10, matures 01/03/11, repurchase price $5,000,208 (e)
	0.500%	5,000,000	5,000,000
Pershing LLC dated 12/31/10, matures 01/03/11, repurchase price $3,000,113 (e)
	0.450%	3,000,000	3,000,000

Total			33,196,637

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $45,696,646)			$45,696,646

Total Investments
(Cost: $904,264,444)			$1,062,716,825
Other Assets & Liabilities, Net			(43,320,325)

Net Assets			$1,019,396,500

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at December 31, 2010:

	Percentage of
Industry	net assets	Value
Aerospace & Defense	0.4%	$3,638,168
Air Freight & Logistics	0.3	3,189,070
Airlines	0.4	4,504,126
Auto Components	1.0	10,377,553
Automobiles	3.6	36,822,858
Beverages	2.2	22,312,993
Biotechnology	0.4	3,818,981
Building Products	0.2	2,163,949
Capital Markets	1.7	16,941,632
Chemicals	5.4	54,939,605
Commercial Banks	12.8	130,322,652
Commercial Services & Supplies	0.3	2,552,856
Communications Equipment	0.3	3,153,454
Computers & Peripherals	0.7	7,549,040
Construction & Engineering	0.5	5,371,435
Construction Materials	0.3	3,130,265
Consumer Finance	0.5	5,502,926
Containers & Packaging	0.2	1,956,317
Distributors	0.4	3,806,691
Diversified Financial Services	1.2	12,013,661
Diversified Telecommunication Services	3.4	34,595,813
Electric Utilities	0.9	9,510,268
Electrical Equipment	1.3	12,920,707
Electronic Equipment, Instruments & Components	0.9	9,776,854
Energy Equipment & Services	1.8	17,962,192
Food & Staples Retailing	2.2	22,497,219
Food Products	3.6	37,083,578
Gas Utilities	0.5	4,806,440

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  295

Portfolio of Investments (continued)  VP – Pyramis® International Equity Fund

Summary of Investments in Securities by Industry (continued)

	Percentage of
Industry	net assets	Value
Health Care Equipment & Supplies	1.3%	$13,134,754
Health Care Providers & Services	0.4	4,309,261
Hotels, Restaurants & Leisure	0.6	6,028,669
Household Durables	0.7	6,890,050
Household Products	0.7	7,216,952
Independent Power Producers & Energy Traders	0.7	7,275,217
Industrial Conglomerates	2.8	28,334,953
Insurance	4.2	42,825,335
Internet & Catalog Retail	0.5	4,710,373
IT Services	0.3	2,972,560
Leisure Equipment & Products	0.1	1,517,814
Life Sciences Tools & Services	0.2	2,245,941
Machinery	2.3	24,029,849
Marine	0.9	9,636,812
Media	1.3	13,124,360
Metals & Mining	5.5	55,981,828
Multiline Retail	0.4	3,945,164
Multi-Utilities	0.5	5,391,059
Office Electronics	0.8	8,300,210
Oil, Gas & Consumable Fuels	5.7	58,717,161
Personal Products	0.4	3,762,203
Pharmaceuticals	5.3	54,127,556
Professional Services	0.6	5,876,159
Real Estate Investment Trusts (REITs)	0.7	6,809,783
Real Estate Management & Development	1.7	16,929,034
Road & Rail	0.3	3,296,826
Semiconductors & Semiconductor Equipment	0.7	7,319,444
Software	1.2	12,152,680
Specialty Retail	1.1	11,684,244
Textiles, Apparel & Luxury Goods	1.6	16,270,714
Tobacco	0.4	3,690,242
Trading Companies & Distributors	1.8	17,943,103
Transportation Infrastructure	0.7	6,987,928
Wireless Telecommunication Services	2.2	22,610,331
Other(1)	8.2	83,446,953

Total		$1,062,716,825

(1)	Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Investments in Derivatives

At December 31, 2010, $2,400,000 was held in a margin deposit account as collateral to cover initial margin requirements on open stock index futures contracts.
Futures Contracts Outstanding at December 31, 2010

	Number of
	contracts	Notional	Expiration	Unrealized	Unrealized
Contract description	long (short)	market value	date	appreciation	depreciation
E-Mini MSCI EAFE Index	300	$24,915,000	March 2011	$475,815	$—

See accompanying Notes to Financial Statements.

296  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Forward Foreign Currency Exchange Contracts Open at December 31, 2010

		Currency to		Currency to		Unrealized	Unrealized
Counterparty	Exchange date	be delivered		be received		appreciation	depreciation
Morgan Stanley	January 3, 2011	283,935		299,238		$—	$(4,989)
		(CHF	)	(USD	)

Bank of America	January 3, 2011	3,640		4,810		—	(56)
		(EUR	)	(USD	)

Brown Brothers Harriman & Co.	January 3, 2011	341,665		263,834		—	(2,779)
		(SGD	)	(USD	)

Bank of America	January 3, 2011	476,958		360,921		5,522	—
		(USD	)	(EUR	)

Brown Brothers Harriman & Co.	January 3, 2011	401,639		520,123		4,231	—
		(USD	)	(SGD	)

Goldman, Sachs & Co.	January 4, 2011	53,306		56,890		—	(225)
		(CHF	)	(USD	)

Morgan Stanley	January 4, 2011	51,868		68,980		—	(358)
		(EUR	)	(USD	)

Citigroup Global Markets Inc.	January 4, 2011	4,458,365		54,370		—	(563)
		(JPY	)	(USD	)

CS First Boston NZ	January 4, 2011	32,513		25,185		—	(187)
		(SGD	)	(USD	)

Morgan Stanley	January 4, 2011	71,400		53,688		370	—
		(USD	)	(EUR	)

UBS Securities	January 4, 2011	149,688		96,569		893	—
		(USD	)	(GBP	)

Brown Brothers Harriman & Co.	January 5, 2011	17,500		23,429		35	—
		(EUR	)	(USD	)

CS First Boston NZ	January 5, 2011	52,245,967		636,463		—	(7,272)
		(JPY	)	(USD	)

Citigroup Global Markets Inc.	January 5, 2011	14,588		11,377		—	(6)
		(SGD	)	(USD	)

Brown Brothers Harriman & Co.	January 5, 2011	29,539		22,064		—	(44)
		(USD	)	(EUR	)

CS First Boston NZ	January 5, 2011	1,301,684		106,852,643		14,872	—
		(USD	)	(JPY	)

Citigroup Global Markets Inc.	January 6, 2011	39,096,112		480,001		—	(1,706)
		(JPY	)	(USD	)

Morgan Stanley	January 6, 2011	8,073		5,168		—	(14)
		(USD	)	(GBP	)

Total						$25,923	$(18,199)

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At December 31, 2010, security was partially or fully on loan.

(c)	Investments in affiliates during the year ended December 31, 2010:

			Sales cost/
	Beginning	Purchase	proceeds	Realized	Ending	Dividends or
Issuer	cost	cost	from sales	gain/loss	cost	interest income	Value
Columbia Short-Term Cash Fund	$11,535	$847,295,787	$(809,557,015)	$—	$37,750,307	$70,839	$37,750,307

(d)	The rate shown is the seven-day current annualized yield at December 31, 2010.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  297

Portfolio of Investments (continued)  VP – Pyramis® International Equity Fund

Notes to Portfolio of Investments (continued)

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.300%)
Security description	Value
Arabella Ltd	$25,198
Archer Daniels	259,234
Asb Finance Ltd	307,122
Banco Bilbao Vizcaya	829,061
Banco Bilbao Vizcaya Argentaria/New York NY	12,260
BP Capital Markets	154,073
BPCE	110,771
Central American Bank	960
Commonwealth Bank of Australia	155,968
Credit Agricole NA	255
Danske Corp	383,706
Electricite De France	635,382
European Investment Bank	854,923
Gdz Suez	131,977
Golden Funding Corp	9,086
Ing (US) Funding LLC	40
Natexis Banques	98,669
Nationwide Building	615,131
Natixis NY	47,999
Natixis US Finance Co	800
Prudential PLC	185,570
Silver Tower US Fund	2,400
Skandin Ens Banken	24,018
Societe Gen No Amer	399,797
Societe Generale NY	5,199
UBS Ag Stamford	401

Total market value of collateral securities	$5,250,000

Goldman Sachs & Co. (0.170%)
Security description	Value
Government National Mortgage Association	$4,279,754

Total market value of collateral securities	$4,279,754

Merrill Lynch Pierce Fenner & Smith, Inc. (0.250%)
Security description	Value
Federal Home Loan Banks	$462,827
Federal Home Loan Mortgage Corp	269,471
Federal National Mortgage Association	299,919
Government National Mortgage Association	4,067,797

Total market value of collateral securities	$5,100,014

See accompanying Notes to Financial Statements.

298  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Mizuho Securities USA, Inc. (0.500%)
Security description	Value
Fannie Mae Grantor Trust	$5,433
Fannie Mae Pool	4,564,838
Fannie Mae REMICS	471,096
Fannie Mae Whole Loan	12,799
Federal Farm Credit Bank	7,331
Federal Home Loan Banks	190,209
Federal Home Loan Mortgage Corp	29,295
FHLMC Structured Pass Through Securities	27,746
Freddie Mac Gold Pool	2,391,951
Freddie Mac Non Gold Pool	283,815
Freddie Mac REMICS	527,377
Ginnie Mae II Pool	386,170
Government National Mortgage Association	716,311
United States Treasury Note/Bond	1,606,445

Total market value of collateral securities	$11,220,816

Nomura Securities (0.500%)
Security description	Value
Fannie Mae Pool	$2,283,415
Freddie Mac Gold Pool	2,816,585

Total market value of collateral securities	$5,100,000

Pershing LLC (0.450%)
Security description	Value
Fannie Mae Pool	$1,557,918
Fannie Mae REMICS	351,276
Freddie Mac Gold Pool	133,255
Freddie Mac REMICS	463,642
Ginnie Mae I Pool	118,675
Government National Mortgage Association	435,234

Total market value of collateral securities	$3,060,000

Currency Legend

CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling
JPY	Japanese Yen
SGD	Singapore Dollar

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  299

Portfolio of Investments (continued)  VP – Pyramis® International Equity Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See accompanying Notes to Financial Statements.

300  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Fair value at December 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$—	$104,929,670	$—	$104,929,670
Consumer Staples	—	96,563,187	—	96,563,187
Energy	—	76,679,353	—	76,679,353
Financials	—	231,345,024	—	231,345,024
Health Care	—	77,636,493	—	77,636,493
Industrials	—	130,445,942	—	130,445,942
Information Technology	—	51,224,242	—	51,224,242
Materials	—	116,008,014	—	116,008,014
Telecommunication Services	—	57,206,142	—	57,206,142
Utilities	—	26,982,984	—	26,982,984
Preferred Stocks
Consumer Discretionary	—	10,248,821	—	10,248,821

Total Equity Securities	—	979,269,872	—	979,269,872

Other
Affiliated Money Market Fund(c)	37,750,307	—	—	37,750,307
Investments of Cash Collateral Received for Securities on Loan	—	45,696,646	—	45,696,646

Total Other	37,750,307	45,696,646	—	83,446,953

Investments in Securities	37,750,307	1,024,966,518	—	1,062,716,825
Derivatives(d)
Assets
Futures Contracts	475,815	—	—	475,815
Forward Foreign Currency Exchange Contracts	—	25,923	—	25,923
Liabilities
Forward Foreign Currency Exchange Contracts	—	(18,199)	—	(18,199)

Total	$38,226,122	$1,024,974,242	$—	$1,063,200,364

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2010.

(d)	Derivatives are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  301

Portfolio of Investments
VP – Wells Fargo Short Duration Government Fund
December 31, 2010
(Percentages represent value of investments compared to net assets)

	Coupon	Principal
Issuer	rate	amount	Value

Corporate Bonds & Notes (2.4%)
OTHER FINANCIAL INSTITUTIONS (2.4%)
FIH Erhvervsbank A/S Government Liquid Guaranteed (a)
06/12/13	2.000%	$38,000,000	$38,631,104

Total Corporate Bonds & Notes
(Cost: $37,905,760)			$38,631,104

Residential Mortgage-Backed Securities — Agency (50.8%)

Federal Home Loan Mortgage Corp. (b)
06/01/20	5.500%	$19,628,340	$21,171,005
12/01/38	6.500%	5,052,871	5,594,680
05/01/35	7.000%	12,780,767	14,556,013
09/01/38	7.500%	4,838,705	5,473,993
CMO Series 2420 Class XK
02/15/32	6.500%	4,381,229	4,821,074
CMO Series 3010 Class WA
03/15/19	4.500%	15,500,531	16,119,691
CMO Series 3510 Class BD
03/15/32	4.500%	4,619,000	4,874,501
CMO Series 3531 Class JA
05/15/39	4.500%	10,552,280	11,049,899
CMO Series 3704 Class CT
12/15/36	7.000%	4,267,642	4,785,417
CMO Series T-41 Class 3A
07/25/32	7.299%	194,276	225,919
CMO Series T-42 Class A5
02/25/42	7.500%	93,013	108,814
CMO Series T-51 Class 2A
08/25/42	7.500%	3,003,368	3,489,538
CMO Series T-57 Class 1A3
07/25/43	7.500%	731,176	853,191
CMO Series T-59 Class 1A3
10/25/43	7.500%	282,912	330,972
Structured Pass-Through Securities
CMO Series T-55 Class 1A2
03/25/43	7.000%	2,899	3,255
CMO Series T-60 Class 1A2
03/25/44	7.000%	279,646	322,415
CMO Series T-60 Class 1A3
03/25/44	7.500%	119,888	139,895
Federal Home Loan Mortgage Corp. (b)(c)
03/01/36	5.659%	8,832,217	9,422,217
04/01/37	6.093%	2,304,613	2,479,452
09/01/37	6.148%	2,633,390	2,838,894
Federal Home Loan Mortgage Corp. (b)(c)(d)
07/01/38	5.753%	26,354,094	28,331,977
Federal National Mortgage Association (b)
08/01/37	6.000%	31,100,889	34,184,250
08/01/36-10/01/38	6.500%	120,443,217	136,260,503
04/01/35-08/01/36	7.000%	24,653,155	28,082,957
09/01/37	7.500%	5,399,002	6,090,412
CMO Series 1999-T2 Class A1
01/19/39	7.500%	542,103	619,094
CMO Series 2000-T6 Class A1
06/25/30	7.500%	1,085,895	1,231,220
CMO Series 2001-81 Class HE
01/25/32	6.500%	10,806,550	12,048,503
CMO Series 2001-T1 Class A1
10/25/40	7.500%	4,185,308	4,763,536
CMO Series 2001-T10 Class A1
12/25/41	7.000%	3,119,256	3,572,954
CMO Series 2001-T10 Class A2
12/25/41	7.500%	34,999	40,511
CMO Series 2001-T12 Class A2
08/25/41	7.500%	962,322	1,101,159
CMO Series 2001-T3 Class A1
11/25/40	7.500%	1,179,018	1,370,609
CMO Series 2001-T4 Class A1
07/25/41	7.500%	174,438	201,569
CMO Series 2001-T7 Class A1
02/25/41	7.500%	978,033	1,107,472
CMO Series 2001-T8 Class A1
07/25/41	7.500%	3,557,539	4,097,750
CMO Series 2001-W3 Class A
09/25/41	7.000%	251,182	288,042
CMO Series 2002-14 Class A1
01/25/42	7.000%	1,231,285	1,395,584
CMO Series 2002-14 Class A2
01/25/42	7.500%	2,548,645	2,896,660
CMO Series 2002-26 Class A1
01/25/48	7.000%	1,678,265	1,923,711
CMO Series 2002-26 Class A2
01/25/48	7.500%	2,249,615	2,535,739
CMO Series 2002-33 Class A2
06/25/32	7.500%	263,782	308,519
CMO Series 2002-T12 Class A3
05/25/42	7.500%	1,002,235	1,157,581
CMO Series 2002-T16 Class A2
07/25/42	7.000%	47,970	55,090
CMO Series 2002-T16 Class A3
07/25/42	7.500%	704,828	817,600
CMO Series 2002-T18 Class A4
08/25/42	7.500%	1,658,488	1,927,993
CMO Series 2002-T19 Class A3
07/25/42	7.500%	1,795,137	2,059,919
CMO Series 2002-T4 Class A2
12/25/41	7.000%	6,800	7,793
CMO Series 2002-T4 Class A3
12/25/41	7.500%	1,711,034	1,933,469
CMO Series 2002-T6 Class A2
10/25/41	7.500%	480,006	545,351
CMO Series 2002-W1 Class 2A
02/25/42	7.365%	939,115	1,079,982
CMO Series 2002-W3 Class A5
11/25/41	7.500%	1,525,464	1,766,951
CMO Series 2002-W4 Class A5
05/25/42	7.500%	596,598	693,545
CMO Series 2002-W6 Class 2A
06/25/42	7.324%	591,801	684,302
CMO Series 2002-W7 Class A5
02/25/29	7.500%	2,058,256	2,377,286
CMO Series 2002-W8 Class A3
06/25/42	7.500%	217,789	249,913
CMO Series 2003-37 Class QD
05/25/32	5.000%	7,671,842	8,058,673
CMO Series 2003-W2 Class 1A3
07/25/42	7.500%	1,893,210	2,200,857
CMO Series 2003-W3 Class 1A2
08/25/42	7.000%	645,852	740,388
CMO Series 2003-W3 Class 1A3
08/25/42	7.500%	1,131,182	1,298,031
CMO Series 2003-W4 Class 4A
10/25/42	7.500%	1,406,428	1,608,037
CMO Series 2004-61 Class EX
01/25/33	4.500%	19,834	19,823
CMO Series 2004-T2 Class 1A3
11/25/43	7.000%	2,264,710	2,596,511
CMO Series 2004-T2 Class 1A4
11/25/43	7.500%	1,853,684	2,127,102
CMO Series 2004-T3 Class 1A3
02/25/44	7.000%	88,287	101,220
CMO Series 2004-T3 Class 1A4
02/25/44	7.500%	2,245,714	2,576,957
CMO Series 2004-W1 Class 2A2
12/25/33	7.000%	397,851	456,120
CMO Series 2004-W11 Class 1A4
05/25/44	7.500%	2,301,837	2,675,886
CMO Series 2004-W12 Class 1A3
07/25/44	7.000%	642,939	737,077
CMO Series 2004-W12 Class 1A4
07/25/44	7.500%	811,944	943,885
CMO Series 2004-W14 Class 2A
07/25/44	7.500%	307,461	355,763
CMO Series 2004-W2 Class 5A
03/25/44	7.500%	612,956	701,835
CMO Series 2005-W3 Class 1A
03/25/45	7.500%	3,034,650	3,486,491
CMO Series 2004-W9 Class 1A3
02/25/44	6.050%	8,287,000	9,455,769
CMO Series 2004-W9 Class 2A3
02/25/44	7.500%	1,894,011	2,198,841
CMO Series 2005-83 Class LA
10/25/35	5.500%	8,944,065	9,866,033
CMO Series 2005-W1 Class 1A4
10/25/44	7.500%	3,221,437	3,736,589
CMO Series 2005-W4 Class 1A3
08/25/35	7.000%	192,108	220,170
CMO Series 2006-125 Class AE
05/25/31	5.750%	3,224,844	3,297,322
CMO Series 2006-30 Class AB
06/25/33	5.500%	5,879,926	6,121,728
CMO Series 2006-4 Class PB
09/25/35	6.000%	12,955,148	14,278,077
CMO Series 2007-16 Class AB
08/25/35	6.000%	4,320,863	4,645,506
CMO Series 2009-19 Class TA
12/25/37	4.500%	4,497,634	4,714,013
CMO Series 2009-2 Class GA
11/25/45	5.500%	4,583,186	4,798,601
CMO Series 2009-2 Class MA
02/25/39	4.000%	4,222,560	4,269,864
CMO Series 2009-42 Class AP
03/25/39	4.500%	6,252,639	6,432,086
CMO Series 2009-47 Class MT
07/25/39	7.000%	3,716,550	4,139,760

See accompanying Notes to Financial Statements.

302  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Coupon	Principal
Issuer	rate	amount	Value

Residential Mortgage-Backed Securities — Agency (continued)
CMO Series 2009-47 Class PA
07/25/39	4.500%	$6,535,630	$6,899,173
CMO Series 2010-64 Class BA
05/25/40	5.000%	16,771,097	17,372,795
CMO Series 2044-W8 Class 3A
06/25/44	7.500%	2,772,599	3,200,741
Federal National Mortgage Association (b)(c)
06/01/37	5.858%	18,553,446	19,961,231
CMO Series 2003-W1 Class 2A
12/25/42	7.349%	448,642	513,080
CMO Series 2003-W6 Class PT1
09/25/42	9.876%	34,181	40,183
Federal National Mortgage Association (b)(d)
10/01/21	5.500%	33,985,007	36,687,877
04/01/38	7.000%	55,340,170	63,045,915
Government National Mortgage Association (b)
08/15/36	6.500%	4,426,362	5,030,926
CMO Series 2009-32 Class AP
05/16/39	4.000%	4,330,005	4,465,621
Government National Mortgage Association (b)(c)
10/20/40-12/20/40	3.500%	105,511,001	109,662,670
09/20/40-10/20/40	4.000%	20,123,631	21,157,515
Government National Mortgage Association (b)(e)
01/26/11-03/24/11	3.500%	7,000,000	7,222,867

Total Residential Mortgage-Backed Securities — Agency
(Cost: $798,638,183)			$800,589,950

Commercial Mortgage-Backed Securities (7.8%)

Bear Stearns Commercial Mortgage Securities Series 2004-PWR4 Class A2 (b)
06/11/41	5.286%	$7,355,305	$7,704,108
Credit Suisse First Boston Mortgage Securities Corp. (b) Series 2002-CKN2 Class A3
04/15/37	6.133%	10,000,000	10,414,917
Series 2003-CPN1 Class A2
03/15/35	4.597%	2,509,000	2,624,276
Developers Diversified Realty Corp. Series 2009-DDR1 Class A (a)(b)
10/14/22	3.807%	9,772,782	10,142,704
Federal Home Loan Mortgage Corp. CMO Series K007 Class A1 (b)
12/25/19	3.342%	4,449,604	4,518,077
Federal National Mortgage Association (b)
12/01/11	5.622%	10,236,121	10,497,271
07/01/12	6.108%	9,523,681	9,962,407
Greenwich Capital Commercial Funding Corp. Series 2005-GG5 Class A41 (b)(c)
04/10/37	5.243%	8,907,000	9,330,430
JP Morgan Chase Commercial Mortgage Securities Corp. (a)(b) Series 2009-IWST Class A1
12/05/27	4.314%	6,846,161	7,173,123
JP Morgan Chase Commercial Mortgage Securities Corp. (b) Series 2003-CB7 Class A4
01/12/38	4.879%	3,124,000	3,309,764
Series 2005-LDP5 Class A4
12/15/44	5.203%	840,000	905,507
LB-UBS Commercial Mortgage Trust (b) Series 2004-C1 Class A4
01/15/31	4.568%	2,098,000	2,189,787
Series 2005-C7 Class A3
11/15/30	5.442%	3,163,000	3,320,566
Merrill Lynch Mortgage Trust Series 2003-KEY1 Class A4 (b)
11/12/35	5.236%	20,719,000	21,962,310
Morgan Stanley Capital I (b) Series 2003-IQ4 Class A2
05/15/40	4.070%	4,086,739	4,235,112
Series 2003-IQ6 Class A4
12/15/41	4.970%	11,210,000	11,944,925
Series 2004-HQ3 Class A4
01/13/41	4.800%	2,000,000	2,095,297

Total Commercial Mortgage-Backed Securities
(Cost: $122,158,095)			$122,330,581

Asset-Backed Securities (6.7%)

Ally Auto Receivables Trust Series 2010-4 Class A4
12/15/15	1.350%	$4,828,000	$4,720,392
Amxca Series 2007-8 Class A (c)
05/15/15	0.560%	6,563,000	6,571,401
Capital One Multi-Asset Execution Trust Series 2005-A10 Class A (c)
09/15/15	0.340%	2,618,000	2,600,314
Chase Issuance Trust Series 2009-A2 Class A2 (c)
04/15/14	1.810%	22,802,000	23,180,244
Honda Auto Receivables Owner Trust Series 2010-3 Class A4
11/21/13	0.940%	11,279,000	11,133,066
MBNA Credit Card Master Note Trust Series 2006-A5 Class A5 (c)
10/15/15	0.320%	14,737,000	14,634,090
Nissan Auto Receivables Owner Trust Series 2010-A Class A4
09/15/16	1.310%	6,400,000	6,337,969
SLM Student Loan Trust (c) Series 2002-6 Class A4CP
03/15/19	0.590%	5,106,066	5,097,072
Series 2005-1 Class A2
04/27/20	0.368%	4,860,962	4,824,888
Series 2008-2 Class A2
01/25/17	0.738%	8,706,000	8,717,048
Series 2008-6-A2
10/25/17	0.838%	18,056,000	18,155,429

Total Asset-Backed Securities
(Cost: $106,217,751)			$105,971,913

U.S. Treasury Obligations (28.2%)

U.S. Treasury
12/31/12	0.625%	1,363,000	1,363,745
U.S. Treasury (d)
10/31/12	0.375%	25,746,000	25,667,552
11/30/12	0.500%	85,198,000	85,088,180
05/15/13	3.625%	90,000,000	96,215,580
12/15/13	0.750%	137,877,000	136,864,466
U.S. Treasury (e)
12/31/12	0.625%	98,624,000	98,677,947

Total U.S. Treasury Obligations
(Cost: $444,206,108)			$443,877,470

	Shares	Value

Money Market Fund (5.0%)

Columbia Short-Term Cash Fund, 0.229% (f)(g)	78,369,813	$78,369,813

Total Money Market Fund
(Cost: $78,369,813)		$78,369,813

	Effective	Par/
Issuer	yield	principal	Value

Treasury Note Short-Term (1.8%)

U.S. Treasury Bill (d)
01/27/11	0.050%	$28,124,000	$28,122,929

Total Treasury Note Short-Term
(Cost: $28,122,968)			$28,122,929

Investments of Cash Collateral Received for Securities on Loan (28.3%)

Asset-Backed Commercial Paper (1.8%)
Antalis US Funding Corp.
01/10/11	0.360%	$9,998,900	$9,998,900
Rheingold Securitization
01/25/11	0.551%	4,992,972	4,992,972
02/16/11	0.521%	2,996,013	2,996,013
Royal Park Investments Funding Corp.
03/25/11	0.501%	9,987,084	9,987,084

Total			27,974,969

Certificates of Deposit (17.3%)
Bank of Nova Scotia
01/03/11	0.300%	20,000,000	20,000,000
Banque et Caisse d’Epargne de l’Etat
02/16/11	0.305%	4,996,106	4,996,106
02/22/11	0.300%	14,988,509	14,988,509
Caisse des Depots
02/23/11	0.340%	12,500,000	12,500,000
Clydesdale Bank PLC
01/21/11	0.370%	5,000,000	5,000,000
Credit Agricole
01/03/11	0.260%	20,000,000	20,000,000
Credit Industrial et Commercial
02/22/11	0.395%	7,000,000	7,000,000
02/23/11	0.380%	9,990,298	9,990,298
DZ Bank AG
01/18/11	0.345%	9,994,062	9,994,062
01/21/11	0.335%	4,997,210	4,997,210

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  303

Portfolio of Investments (continued)  VP – Wells Fargo Short Duration Government Fund

	Effective	Par/
Issuer	yield	principal	Value

Investments of Cash Collateral Received for Securities on Loan (continued)

Certificates of Deposit (cont.)
Den Danske Bank
01/04/11	0.400%	$20,000,000	$20,000,000
Development Bank of Singapore Ltd.
01/25/11	0.310%	8,000,000	8,000,000
02/09/11	0.300%	10,000,000	10,000,000
La Banque Postale
02/17/11	0.365%	10,000,000	10,000,000
Landesbank Hessen Thuringen
01/03/11	0.300%	15,000,066	15,000,066
Mitsubishi UFJ Trust and Banking Corp.
02/22/11	0.320%	10,000,000	10,000,000
N.V. Bank Nederlandse Gemeenten
01/27/11	0.330%	5,000,000	5,000,000
Natixis
01/03/11	0.180%	2,000,000	2,000,000
03/07/11	0.440%	12,000,000	12,000,000
Norinchukin Bank
03/02/11	0.350%	10,000,250	10,000,250
Pohjola Bank PLC
03/16/11	0.660%	12,000,000	12,000,000
Societe Generale
02/17/11	0.310%	7,494,063	7,494,063
02/24/11	0.305%	4,996,106	4,996,106
Sumitomo Mitsui Banking Corp.
01/12/11	0.300%	12,000,000	12,000,000
Sumitomo Trust & Banking Co., Ltd.
02/18/11	0.345%	5,000,000	5,000,000
02/18/11	0.350%	15,000,000	15,000,000
United Overseas Bank Ltd.
01/18/11	0.330%	5,000,000	5,000,000

Total			272,956,670

Commercial Paper (1.3%)
Macquarie Bank Ltd.
02/09/11	0.375%	9,991,146	9,991,146
Suncorp Metway Ltd.
01/10/11	0.400%	9,996,333	9,996,333

Total			19,987,479

Other Short-Term Obligations (0.4%)
Goldman Sachs Group, Inc. (The)
01/14/11	0.350%	6,000,000	6,000,000

Repurchase Agreements (7.5%)
Barclays Capital, Inc. dated 10/13/10, matures 01/31/11, repurchase price $15,003,875 (h)
	0.300%	15,000,000	15,000,000
Cantor Fitzgerald & Co. dated 12/31/10, matures 01/03/11, repurchase price $20,000,667 (h)
	0.400%	20,000,000	20,000,000
Goldman Sachs & Co. dated 12/31/10, matures 01/03/11, repurchase price $1,094,838 (h)
	0.170%	1,094,823	1,094,823
Nomura Securities dated 12/31/10, matures 01/03/11, repurchase price $83,002,075 (h)
	0.300%	83,000,000	83,000,000

Total			119,094,823

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $446,013,941)			$446,013,941

Total Investments
(Cost: $2,061,632,619)			$2,063,907,701
Other Assets & Liabilities, Net			(488,923,765)

Net Assets			$1,574,983,936

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $55,946,931 or 3.55% of net assets.

(b)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(c)	Variable rate security. The interest rate shown reflects the rate as of December 31, 2010.

(d)	At December 31, 2010, security was partially or fully on loan.

(e)	Represents a security purchased on a when-issued or delayed delivery basis.

(f)	The rate shown is the seven-day current annualized yield at December 31, 2010.

(g)	Investments in affiliates during the year ended December 31, 2010:

			Sales cost/			Dividends
	Beginning	Purchase	proceeds	Realized	Ending	or interest
Issuer	cost	cost	from sales	gain/loss	cost	income	Value
Columbia Short-Term Cash Fund	$8,529	$3,383,664,048	$(3,305,302,764)	$—	$78,369,813	$179,244	$78,369,813

See accompanying Notes to Financial Statements.

304  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(h)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.300%)
Security description	Value
Arabella Ltd	$75,595
Archer Daniels	777,702
ASB Finance Ltd	921,365
Banco Bilbao Vizcaya	2,487,184
Banco Bilbao Vizcaya Argentaria/New York NY	36,779
BP Capital Markets	462,219
BPCE	332,312
Central American Bank	2,880
Commonwealth Bank of Australia	467,902
Credit Agricole NA	767
Danske Corp	1,151,117
Electricite De France	1,906,146
European Investment Bank	2,564,769
Gdz Suez	395,932
Golden Funding Corp	27,257
Ing (US) Funding LLC	120
Natexis Banques	296,006
Nationwide Building	1,845,392
Natixis NY	143,999
Natixis Us Finance Co	2,400
Prudential PLC	556,711
Silver Tower Fund	7,200
Skandin Ens Banken	72,055
Societe Gen No Amer	1,199,390
Societe Generale NY	15,599
UBS Ag Stamford	1,202

Total market value of collateral securities	$15,750,000

Cantor Fitzgerald & Co. (0.400%)
Security description	Value
Fannie Mae Interest Strip	$640,621
Fannie Mae Pool	1,749,575
Fannie Mae Principal Strip	20,923
Fannie Mae REMICS	1,172,793
Federal Farm Credit Bank	1,090,740
Federal Home Loan Banks	1,954,149
Federal Home Loan Mortgage Corp	146,612
Federal National Mortgage Association	1,694,384
FHLMC Structured Pass Through Securities	693,595
Freddie Mac Non Gold Pool	1,679,437
Freddie Mac Reference REMIC	11,303
Freddie Mac REMICS	1,030,785
Freddie Mac Strips	303,969
Ginnie Mae I Pool	196,471
Ginnie Mae II Pool	1,089,082
Government National Mortgage Association	438,180

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  305

Portfolio of Investments (continued)  VP – Wells Fargo Short Duration Government Fund

Notes to Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.400%) (continued)
Security description	Value
United States Treasury Inflation Indexed Bonds	$60,229
United States Treasury Note/Bond	4,786,099
United States Treasury Strip Coupon	1,430,544
United States Treasury Strip Principal	210,509

Total market value of collateral securities	$20,400,000

Goldman Sachs & Co. (0.170%)
Security description	Value
Government National Mortgage Association	$1,116,719

Total market value of collateral securities	$1,116,719

Nomura Securities (0.300%)
Security description	Value
AEP Texas Central Transition Funding LLC	$78,100
Ally Auto Receivables Trust	658,682
American Express Credit Account Master Trust	206,756
AmeriCredit Automobile Receivables Trust	636,573
Ameriquest Mortgage Securities Inc	5,324
Asset Securitization Corp	59,257
Atlantic City Electric Transition Funding LLC	213,370
Banc of America Commercial Mortgage Inc	766,911
Bank of America Auto Trust	243,307
Bayview Commercial Asset Trust	188,151
BMW Vehicle Lease Trust	4,262,052
Capital Auto Receivables Asset Trust	2,203,402
Capital One Auto Finance Trust	317,365
Capital One Multi-Asset Execution Trust	463,230
CarMax Auto Owner Trust	1,258,150
CDC Commercial Mortgage Trust	859,139
CenterPoint Energy Transition Bond Co LLC	1,433,967
Chase Issuance Trust	2,780,530
Citibank Credit Card Issuance Trust	56,373
Citibank Omni Master Trust	3,548,038
Citigroup/Deutsche Bank Commercial Mortgage Trust	5,302,298
CNH Equipment Trust	553,721
Commercial Mortgage Asset Trust	57,755
Commercial Mortgage Pass Through Certificates	732,160
Countrywide Home Loan Mortgage Pass Through Trust	135,786
Credit Suisse First Boston Mortgage Securities Corp	4,315,012
Discover Card Master Trust	376,534
Entergy Gulf States Reconstruction Funding LLC	1,422,692
Ford Credit Auto Owner Trust	1,452,053
GE Capital Commercial Mortgage Corp	4,007,910
Greenwich Capital Commercial Funding Corp	1,813,925
GS Mortgage Securities Corp II	1,887,528
Harley-Davidson Motorcycle Trust	3,225,600
Impac CMB Trust	110,093
JP Morgan Chase Commercial Mortgage Securities Corp	3,952,384
JP Morgan Mortgage Trust	344,840
LB-UBS Commercial Mortgage Trust	2,785,256
Merrill Lynch/Countrywide Commercial Mortgage Trust	578,401
Morgan Stanley Dean Witter Capital I	12,649

See accompanying Notes to Financial Statements.

306  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Nomura Securities (0.300%) (continued)
Security description	Value
Nissan Auto Lease Trust	$557,596
Nissan Auto Receivables Owner Trust	1,928,458
PG&E Energy Recovery Funding LLC	2,734,270
SLM Student Loan Trust	11,776,481
Structured Asset Securities Corp	4,619,030
Toyota Auto Receivables Owner Trust	158,496
USAA Auto Owner Trust	658,334
Wachovia Auto Loan Owner Trust	126,294
Wachovia Bank Commercial Mortgage Trust	9,727,856
World Omni Auto Receivables Trust	895,748
World Omni Automobile Lease Securitization Trust	662,163

Total market value of collateral securities	$87,150,000

Abbreviation Legend

CMO	Collateralized Mortgage Obligation

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  307

Portfolio of Investments (continued)  VP – Wells Fargo Short Duration Government Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See accompanying Notes to Financial Statements.

308  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Fair value at December 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Bonds
Corporate Bonds & Notes	$—	$38,631,104	$—	$38,631,104
Residential Mortgage-Backed Securities — Agency	—	793,367,083	7,222,867	800,589,950
Commercial Mortgage-Backed Securities	—	122,330,581	—	122,330,581
Asset-Backed Securities	—	105,971,913	—	105,971,913
U.S. Treasury Obligations	443,877,470	—	—	443,877,470

Total Bonds	443,877,470	1,060,300,681	7,222,867	1,511,401,018

Short-Term Securities
Treasury Note Short-Term	28,122,929	—	—	28,122,929

Total Short-Term Securities	28,122,929	—	—	28,122,929

Other
Affiliated Money Market Fund(c)	78,369,813	—	—	78,369,813
Investments of Cash Collateral Received for Securities on Loan	—	446,013,941	—	446,013,941

Total Other	78,369,813	446,013,941	—	524,383,754

Total	$550,370,212	$1,506,314,622	$7,222,867	$2,063,907,701

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2010.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Residential
Mortgage-Backed
Securities — Agency
Balance as of May 7, 2010 (when shares became available)	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)*	(12,133)
Sales	—
Purchases	7,235,000
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of December 31, 2010	$7,222,867

*	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2010 was $(12,133).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Financial Statements.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  309

Statement of Assets and Liabilities

	RiverSource	RiverSource	Variable Portfolio –
	Variable Portfolio –	Variable Portfolio –	AllianceBernstein
	Limited Duration Bond	Strategic Income	International Value
December 31, 2010	Fund	Fund	Fund
Assets
Investments, at value
Unaffiliated issuers* (identified cost $2,277,767,769, $796,251,586 and $1,041,689,439)	$2,292,786,507	$822,976,473	$1,212,641,576
Affiliated issuers (identified cost $44,122,639, $54,155,709 and $33,511,746)	44,122,639	54,155,709	33,511,746
Investment of cash collateral received for securities on loan (identified cost $166,907,172, $143,378,234 and $65,921,154)	166,907,172	143,378,234	65,921,154

Total investments (identified cost $2,488,797,580, $993,785,529, and $1,141,122,339)	2,503,816,318	1,020,510,416	1,312,074,476
Foreign currency (identified cost $—, $436,756 and $9,733,874)	—	449,654	9,911,482
Margin deposits on future contracts	5,439,800	—	958,697
Unrealized appreciation on forward foreign currency exchange contracts	—	550,187	5,023,792
Receivable for:
Capital shares sold	—	12,980	—
Investments sold	—	127,955	388,253
Dividends	5,166	11,742	963,850
Interest	32,668,368	11,652,227	45,017
Reclaims	84,877	270,721	308,765
Variation margin on futures contracts	—	88,441	—
Expense reimbursement due from Investment Manager	118,039	69,445	98,842

Total assets	2,542,132,568	1,033,743,768	1,329,773,174

Liabilities
Disbursements in excess of cash	—	7,824	—
Due upon return of securities on loan	166,907,172	143,378,234	65,921,154
Unrealized depreciation on forward foreign exchange currency contracts	—	810,891	3,020,473
Payable for:
Investments purchased	—	201,123	4,869,352
Investments purchased on a delayed delivery basis	—	16,332,533	—
Capital shares purchased	539,992	373,773	6,977
Variation margin on futures contracts	1,688,837	—	—
Investment management fees	916,975	377,718	879,388
Distribution fees	253	260	105
Transfer agent fees	119,059	43,688	62,768
Administration fees	125,429	49,452	79,601
Other expenses	174,967	172,738	179,005

Total liabilities	170,472,684	161,748,234	75,018,823

Net assets applicable to outstanding shares	$2,371,659,884	$871,995,534	$1,254,754,351

Represented by
Paid-in capital	$2,315,527,807	$814,087,512	$1,045,411,554
Undistributed net investment income	34,148,322	23,398,700	2,370,290
Accumulated net realized gain (loss)	(6,465,300)	6,734,830	34,140,279
Unrealized appreciation (depreciation) on:
Investments	15,018,738	26,724,887	170,952,137
Foreign currency translations	—	42,583	154,181
Forward foreign currency exchange contracts	—	(260,704)	2,003,319
Futures contracts	13,430,317	1,267,726	(277,409)

Total — representing net assets applicable to outstanding shares	$2,371,659,884	$871,995,534	$1,254,754,351

*Value of securities on loan	$162,659,103	$188,508,097	$63,288,812

Net assets applicable to outstanding shares
Class 1	$2,370,409,589	$870,578,046	$1,254,171,370
Class 2	$1,250,295	$1,417,488	$582,981
Outstanding shares of beneficial interest
Class 1	230,816,955	81,972,023	111,457,013
Class 2	121,999	133,572	51,880
Net asset value per share
Class 1	$10.27	$10.62	$11.25
Class 2	$10.25	$10.61	$11.24

The accompanying Notes to Financial Statements are an integral part of this statement.

310  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Variable Portfolio –	Variable Portfolio –	Variable Portfolio –
	American Century	American Century	Columbia Wanger
	Diversified Bond	Growth	International Equities
December 31, 2010	Fund	Fund	Fund
Assets
Investments, at value
Unaffiliated issuers* (identified cost $1,901,285,171, $1,484,385,453 and $373,975,161)	$1,907,084,097	$1,756,838,313	$466,267,839
Affiliated issuers (identified cost $108,114,030, $24,540,898 and $35,727,879)	108,114,030	24,540,898	35,727,879
Investment of cash collateral received for securities on loan (identified cost $416,239,169, $366,540,420 and $51,901,837)	416,239,169	366,540,420	51,901,837

Total investments (identified cost $2,425,638,370, $1,875,466,771, and $461,604,877)	2,431,437,296	2,147,919,631	553,897,555
Foreign currency (identified cost $1, $— and $2,317,804)	1	—	2,418,694
Unrealized appreciation on forward foreign currency exchange contracts	1,581,830	—	371
Receivable for:
Investments sold	2,404,625	1,785,500	565,734
Dividends	30,193	901,301	572,669
Interest	13,836,702	40,694	61,710
Reclaims	39,254	—	99,181
Expense reimbursement due from Investment Manager	38,692	91,368	—

Total assets	2,449,368,593	2,150,738,494	557,615,914

Liabilities
Disbursements in excess of cash	—	—	17,243
Due upon return of securities on loan	416,239,169	366,540,420	51,901,837
Unrealized depreciation on forward foreign currency exchange contracts	—	97,011	4,110
Payable for:
Investments purchased	2,006,627	—	295,294
Investments purchased on a delayed delivery basis	30,905,903	—	—
Capital shares purchased	389,828	1,529,925	1,040
Investment management fees	776,706	943,250	386,801
Distribution fees	162	38	234
Transfer agent fees	100,161	90,076	25,079
Administration fees	106,532	81,435	33,439
Other expenses	121,127	118,465	203,757

Total liabilities	450,646,215	369,400,620	52,868,834

Net assets applicable to outstanding shares	$1,998,722,378	$1,781,337,874	$504,747,080

Represented by
Partners’ capital	$—	$1,781,337,874	$—
Paid-in capital	1,960,341,307	—	404,367,567
Undistributed net investment income	21,949,596	—	913,363
Accumulated net realized gain	9,049,541	—	7,060,574
Unrealized appreciation (depreciation) on:
Investments	5,798,926	—	92,292,678
Foreign currency translations	1,178	—	116,637
Forward foreign currency exchange contracts	1,581,830	—	(3,739)

Total — representing net assets applicable to outstanding shares	$1,998,722,378	$1,781,337,874	$504,747,080

*Value of securities on loan	$420,819,733	$357,100,977	$49,928,459

Net assets applicable to outstanding shares
Class 1	$1,997,905,442	$1,781,141,290	$503,441,509
Class 2	$816,936	$196,584	$1,305,571
Outstanding shares of beneficial interest
Class 1	190,773,560	157,189,271	40,900,721
Class 2	78,105	17,380	106,016
Net asset value per share
Class 1	$10.47	$11.33	$12.31
Class 2	$10.46	$11.31	$12.31

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  311

Statement of Assets and Liabilities (continued)

	Variable Portfolio –	Variable Portfolio –	Variable Portfolio –
	Columbia Wanger	Eaton Vance	Invesco International
	U.S. Equities	Floating-Rate Income	Growth
December 31, 2010	Fund	Fund	Fund
Assets
Investments, at value
Unaffiliated issuers* (identified cost $544,709,094, $742,038,539 and $1,289,323,331)	$659,336,272	$754,100,694	$1,548,606,722
Affiliated issuers (identified cost $2,977,593, $56,641,419 and $96,250,809)	2,977,593	56,641,419	96,250,809
Investment of cash collateral received for securities on loan (identified cost $163,501,680, $— and $131,954,932)	163,501,680	—	131,954,932

Total investments (identified cost $711,188,367, $798,679,958 and $1,517,529,072)	825,815,545	810,742,113	1,776,812,463
Cash	4,860	7,597,213	47,789
Foreign currency (identified cost $—, $— and $259,841)	—	—	261,594
Receivable for:
Capital shares sold	—	3,614	—
Investments sold	34,199	—	—
Dividends	349,920	12,844	2,106,768
Interest	36,530	1,889,865	38,480
Reclaims	—	—	195,117
Expense reimbursement due from Investment Manager	25,645	154,887	52,654

Total assets	826,266,699	820,400,536	1,779,514,865

Liabilities
Due upon return of securities on loan	163,501,680	—	131,954,932
Payable for:
Investments purchased	122,556	995,000	354,950
Investments purchased on a delayed delivery basis	—	28,154,704	—
Capital shares purchased	4,436,806	403,796	328
Investment management fees	474,735	417,169	1,139,434
Distribution fees	136	317	71
Transfer agent fees	33,216	39,729	82,271
Administration fees	43,644	45,164	102,355
Other expenses	101,293	180,391	212,495

Total liabilities	168,714,066	30,236,270	133,846,836

Net assets applicable to outstanding shares	$657,552,633	$790,164,266	$1,645,668,029

Represented by
Partners’ capital	$657,552,633	$—	$—
Paid-in capital	—	759,626,420	1,368,685,735
Undistributed (excess of distributions over) net investment income	—	16,779,772	(4,515)
Accumulated net realized gain	—	1,695,919	17,697,099
Unrealized appreciation (depreciation) on:
Investments	—	12,062,155	259,283,391
Foreign currency translations	—	—	6,319

Total — representing net assets applicable to outstanding shares	$657,552,633	$790,164,266	$1,645,668,029

*Value of securities on loan	$158,784,142	$—	$126,980,965

Net assets applicable to outstanding shares
Class 1	$656,773,336	$788,429,535	$1,645,211,683
Class 2	$779,297	$1,734,731	$456,346
Outstanding shares of beneficial interest
Class 1	55,333,084	79,460,787	141,331,145
Class 2	65,764	176,503	39,237
Net asset value per share
Class 1	$11.87	$9.92	$11.64
Class 2	$11.85	$9.83	$11.63

The accompanying Notes to Financial Statements are an integral part of this statement.

312  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Variable Portfolio –	Variable Portfolio –
	J.P. Morgan	Jennison	Variable Portfolio –
	Core Bond	Mid Cap Growth	MFS Value
December 31, 2010	Fund	Fund	Fund
Assets
Investments, at value
Unaffiliated issuers* (identified cost $1,746,892,918, $703,605,802 and $1,347,197,809)	$1,754,241,037	$827,372,498	$1,515,094,786
Affiliated issuers (identified cost $30,414,213, $13,678,787 and $18,185,654)	30,414,213	13,678,787	18,185,654
Investment of cash collateral received for securities on loan (identified cost $310,502,586, $159,376,990 and $105,389,591)	310,502,586	159,376,990	105,389,591

Total investments (identified cost $2,087,809,717, $876,661,579 and $1,470,773,054)	2,095,157,836	1,000,428,275	1,638,670,031
Cash	192,728	—	—
Foreign currency (identified cost $—, $— and $23,402)	—	—	23,402
Receivable for:
Investments sold	82,107	12,270	—
Dividends	3,463	729,753	2,273,387
Interest	12,410,352	28,458	18,424
Reclaims	14,982	—	35,271
Expense reimbursement due from Investment Manager	36,053	46,338	163,249

Total assets	2,107,897,521	1,001,245,094	1,641,183,764

Liabilities
Disbursements in excess of cash	—	—	25,837
Due upon return of securities on loan	310,502,586	159,376,990	105,389,591
Payable for:
Investments purchased	168,094	—	—
Investments purchased on a delayed delivery basis	2,906,588	—	—
Capital shares purchased	201,716	906,902	143,032
Investment management fees	700,761	534,193	812,161
Distribution fees	227	67	67
Transfer agent fees	90,035	42,735	76,968
Administration fees	96,406	41,297	70,510
Other expenses	129,535	103,351	113,164

Total liabilities	314,795,948	161,005,535	106,631,330

Net assets applicable to outstanding shares	$1,793,101,573	$840,239,559	$1,534,552,434

Represented by
Partners’ capital	$—	$840,239,559	$1,534,552,434
Paid-in capital	1,751,380,871	—	—
Undistributed net investment income	20,497,806	—	—
Accumulated net realized gain	13,874,777	—	—
Unrealized appreciation (depreciation) on:
Investments	7,348,119	—	—

Total — representing net assets applicable to outstanding shares	$1,793,101,573	$840,239,559	$1,534,552,434

*Value of securities on loan	$332,760,744	$154,979,563	$103,430,831

Net assets applicable to outstanding shares
Class 1	$1,791,928,464	$839,891,604	$1,534,187,653
Class 2	$1,173,109	$347,955	$364,781
Outstanding shares of beneficial interest
Class 1	172,459,532	73,924,509	142,564,512
Class 2	113,145	30,705	33,939
Net asset value per share
Class 1	$10.39	$11.36	$10.76
Class 2	$10.37	$11.33	$10.75

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  313

Statement of Assets and Liabilities (continued)

		Variable Portfolio –	Variable Portfolio –
	Variable Portfolio –	Mondrian International	Morgan Stanley
	Marsico Growth	Small Cap	Global Real Estate
December 31, 2010	Fund	Fund	Fund
Assets
Investments, at value
Unaffiliated issuers* (identified cost $1,293,272,097, $235,228,369 and $301,373,533)	$1,563,765,997	$295,895,682	$359,253,108
Affiliated issuers (identified cost $26,447,583, $6,249,441 and $7,978,394)	26,447,583	6,249,441	7,978,394
Investment of cash collateral received for securities on loan (identified cost $307,771,469, $25,038,027 and $36,911,844)	307,771,469	25,038,027	36,911,844

Total investments (identified cost $1,627,491,149, $266,515,837 and $346,263,771)	1,897,985,049	327,183,150	404,143,346
Cash	9,388	—	—
Foreign currency (identified cost $—, $7,935, and $1,732,492)	—	7,935	1,742,869
Unrealized appreciation on forward foreign currency exchange contracts	—	3,568	—
Receivable for:
Capital shares sold	—	—	4,373
Investments sold	7,877,128	58,439	780,725
Dividends	907,351	617,760	822,149
Interest	36,130	28,732	10,163
Reclaims	—	106,906	50,786
Expense reimbursement due from Investment Manager	80,476	—	51,363

Total assets	1,906,895,522	328,006,490	407,605,774

Liabilities
Due upon return of securities on loan	307,771,469	25,038,027	36,911,844
Unrealized depreciation on forward foreign currency exchange contracts	—	—	7,632
Payable for:
Investments purchased	5,285,751	679,073	—
Capital shares purchased	1,864,778	—	26
Investment management fees	846,114	235,185	261,225
Distribution fees	62	1	151
Transfer agent fees	80,363	14,971	18,439
Administration fees	73,340	19,962	24,586
Other expenses	110,268	124,105	135,835

Total liabilities	316,032,145	26,111,324	37,359,738

Net assets applicable to outstanding shares	$1,590,863,377	$301,895,166	$370,246,036

Represented by
Partners’ capital	$1,590,863,377	$—	$—
Paid-in capital	—	234,178,016	302,067,161
Undistributed net investment income	—	460,389	4,981,955
Accumulated net realized gain	—	6,579,931	5,300,774
Unrealized appreciation (depreciation) on:
Investments	—	60,667,313	57,879,575
Foreign currency translations	—	5,949	24,203
Forward foreign currency exchange contracts	—	3,568	(7,632)

Total — representing net assets applicable to outstanding shares	$1,590,863,377	$301,895,166	$370,246,036

*Value of securities on loan	$301,029,413	$23,933,491	$35,712,791

Net assets applicable to outstanding shares
Class 1	$1,590,540,052	$301,888,897	$369,366,006
Class 2	$323,325	$6,269	$880,030
Outstanding shares of beneficial interest
Class 1	131,883,883	24,237,845	31,475,185
Class 2	26,856	504	75,138
Net asset value per share
Class 1	$12.06	$12.46	$11.74
Class 2	$12.04	$12.44	$11.71

The accompanying Notes to Financial Statements are an integral part of this statement.

314  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

		Variable Portfolio –	Variable Portfolio –
	Variable Portfolio –	Nuveen Winslow	Partners
	NFJ Dividend Value	Large Cap Growth	Small Cap Growth
December 31, 2010	Fund	Fund	Fund
Assets
Investments, at value
Unaffiliated issuers* (identified cost $1,296,015,558, $1,031,998,169 and $390,081,444)	$1,466,832,283	$1,176,966,845	$482,594,035
Affiliated issuers (identified cost $77,230,081, $17,933,881 and $4,581,311)	77,230,081	17,933,881	4,581,311
Investment of cash collateral received for securities on loan (identified cost $179,336,333, $— and $26,507,062)	179,336,333	—	26,507,062
Repurchase agreements (identified cost $—, $—, $65,088,034)	—	—	65,088,034

Total investments (identified cost $1,552,581,972, $1,049,932,050 and $486,257,851)	1,723,398,697	1,194,900,726	578,770,442
Cash	333,412	—	17,862
Receivable for:
Investments sold	2,739,582	—	3,634,603
Dividends	5,159,121	782,433	210,800
Interest	38,865	—	37,756
Expense reimbursement due from Investment Manager	161,566	79,821	(1,236)

Total assets	1,731,831,243	1,195,762,980	582,670,227

Liabilities
Due upon return of securities on loan	179,336,333	—	91,595,096
Payable for:
Investments purchased	6,552,573	—	2,552,525
Capital shares purchased	138,140	1,889,623	4,231,270
Investment management fees	815,841	646,474	369,828
Distribution fees	33	9	26
Transfer agent fees	77,336	60,399	24,606
Administration fees	70,817	56,703	32,809
Other expenses	112,369	112,493	102,237

Total liabilities	187,103,442	2,765,701	98,908,397

Net assets applicable to outstanding shares	$1,544,727,801	$1,192,997,279	$483,761,830

Represented by
Partners’ capital	$1,544,727,801	$1,192,997,279	$483,761,830

Total — representing net assets applicable to outstanding shares	$1,544,727,801	$1,192,997,279	$483,761,830

*Value of securities on loan	$175,555,267	$—	$88,732,817

Net assets applicable to outstanding shares
Class 1	$1,544,544,450	$1,192,955,369	$483,630,583
Class 2	$183,351	$41,910	$131,247
Outstanding shares of beneficial interest
Class 1	137,204,749	104,434,734	41,096,360
Class 2	16,315	3,677	11,173
Net asset value per share
Class 1	$11.26	$11.42	$11.77
Class 2	$11.24	$11.40	$11.75

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  315

Statement of Assets and Liabilities (continued)

	Variable Portfolio –	Variable Portfolio –	Variable Portfolio –
	PIMCO	Pyramis®	Wells Fargo
	Mortgage-Backed	International	Short Duration
	Securities	Equity	Government
December 31, 2010	Fund	Fund	Fund
Assets
Investments, at value
Unaffiliated issuers* (identified cost $1,539,877,426, $820,817,491 and $1,537,248,865)	$1,540,847,834	$979,269,872	$1,539,523,947
Affiliated issuers (identified cost $1,081, $37,750,307 and $78,369,813)	1,081	37,750,307	78,369,813
Investment of cash collateral received for securities on loan (identified cost $69,733,500, $45,696,646 and $446,013,941)	69,733,500	45,696,646	446,013,941

Total investments (identified cost $1,609,612,007, $904,264,444 and $2,061,632,619)	1,610,582,415	1,062,716,825	2,063,907,701
Cash	10,434,153	—	—
Foreign currency (identified cost $—, $9,447 and $—)	—	9,477	—
Margin deposits on future contracts	—	2,400,000	—
Unrealized appreciation on forward foreign currency exchange contracts	—	25,923	—
Receivable for:
Investments sold	682,298,153	2,022,208	72,335,265
Dividends	—	1,099,360	27,161
Interest	3,121,532	10,771	4,850,109
Reclaims	—	227,588	—
Variation margin on futures contracts	—	183,000	—
Expense reimbursement due from Investment Manager	82,000	43,980	23,728

Total assets	2,306,518,253	1,068,739,132	2,141,143,964

Liabilities
Forward sales commitments, at value (proceeds receivable $148,975,000, $— and $—)	151,448,041	—	—
Disbursements in excess of cash	—	126,000	—
Due upon return of securities on loan	69,733,500	45,696,646	446,013,941
Unrealized depreciation on forward foreign currency exchange contracts	—	18,199	—
Payable for:
Investments purchased	579,137,663	2,465,232	12,794,849
Investments purchased on a delayed delivery basis	416,730,472	—	105,852,891
Capital shares purchased	427,255	101	597,417
Collateral and deposits	60,000	—	—
Investment management fees	433,912	723,191	619,381
Distribution fees	98	10	89
Transfer agent fees	54,456	51,065	79,185
Administration fees	60,827	65,932	85,555
Other expenses	214,156	196,256	116,720

Total liabilities	1,218,300,380	49,342,632	566,160,028

Net assets applicable to outstanding shares	$1,088,217,873	$1,019,396,500	$1,574,983,936
1

316  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Variable Portfolio –	Variable Portfolio –	Variable Portfolio –
	PIMCO	Pyramis®	Wells Fargo
	Mortgage-Backed	International	Short Duration
	Securities	Equity	Government
December 31, 2010	Fund	Fund	Fund
Represented by
Paid-in capital	$1,064,645,891	$833,509,867	$1,554,089,741
Undistributed net investment income	9,676,739	1,046,530	14,674,211
Accumulated net realized gain	15,397,876	25,887,873	3,944,902
Unrealized appreciation (depreciation) on:
Investments	(1,502,633)	158,452,381	2,275,082
Foreign currency translations	—	16,310	—
Forward foreign currency exchange contracts	—	7,724	—
Futures contracts	—	475,815	—

Total — representing net assets applicable to outstanding shares	$1,088,217,873	$1,019,396,500	$1,574,983,936

*Value of securities on loan	$68,571,922	$43,797,493	$437,813,555

Net assets applicable to outstanding shares
Class 1	$1,087,740,038	$1,019,309,406	$1,574,514,599
Class 2	$477,835	$87,094	$469,337
Outstanding shares of beneficial interest
Class 1	104,873,549	88,094,443	154,446,343
Class 2	46,139	7,537	46,129
Net asset value per share
Class 1	$10.37	$11.57	$10.19
Class 2	$10.36	$11.56	$10.17

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  317

Statement of Operations

	RiverSource	RiverSource	Variable Portfolio –
	Variable Portfolio –	Variable Portfolio –	AllianceBernstein
	Limited Duration Bond	Strategic Income	International Value
Year ended December 31, 2010(a)	Fund	Fund	Fund
Net investment income
Income:
Dividends	$—	$—	$14,890,964
Interest	40,542,664	24,607,030	3,663
Dividends from affiliates	302,087	84,442	52,729
Income from securities lending — net	120,123	148,652	222,853
Foreign taxes withheld	(98,382)	(103,577)	(1,694,788)

Total income	40,866,492	24,736,547	13,475,421

Expenses:
Investment management fees	5,800,957	2,429,386	5,844,239
Distribution fees
Class 2	847	656	303
Transfer agent fees
Class 1	757,321	282,557	421,048
Class 2	204	158	73
Administration fees	794,155	317,004	530,913
Compensation of board members	28,922	10,961	15,802
Custodian fees	75,152	82,869	135,192
Printing and postage fees	75,756	75,756	75,756
Professional fees	43,950	41,724	42,939
Other	40,156	19,736	62,581

Total expenses	7,617,420	3,260,807	7,128,846
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(899,250)	(566,165)	(808,484)

Total net expenses	6,718,170	2,694,642	6,320,362

Net investment income	34,148,322	22,041,905	7,155,059

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	4,462,349	9,766,172	34,099,505
Foreign currency transactions	—	(348,784)	1,392,499
Forward foreign currency exchange contracts	—	65,493	4,323,836
Futures contracts	(10,927,649)	(1,391,254)	(330,240)
Increase from payment by affiliate (see Note 5)	—	—	371,014

Net realized gain (loss)	(6,465,300)	8,091,627	39,856,614
Net change in unrealized appreciation (depreciation) on:
Investments	15,018,738	26,724,887	170,952,137
Foreign currency translations	—	42,583	154,181
Forward foreign currency exchange contracts	—	(260,704)	2,003,319
Futures contracts	13,430,317	1,267,726	(277,409)

Net change in unrealized appreciation	28,449,055	27,774,492	172,832,228

Net realized and unrealized gain	21,983,755	35,866,119	212,688,842

Net increase in net assets resulting from operations	$56,132,077	$57,908,024	$219,843,901

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

318  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Variable Portfolio –	Variable Portfolio –	Variable Portfolio –
	American Century	American Century	Columbia Wanger
	Diversified Bond	Growth	International Equities
Year ended December 31, 2010(a)	Fund	Fund	Fund
Net investment income
Income:
Dividends	$—	$15,907,144	$5,090,817
Interest	30,143,337	3	172
Dividends from affiliates	215,466	51,751	45,778
Income from securities lending — net	237,736	201,318	248,638
Foreign taxes withheld	—	(50,663)	(463,412)

Total income	30,596,539	16,109,553	4,921,993

Expenses:
Investment management fees	5,007,933	6,062,389	2,590,174
Distribution fees
Class 2	407	83	596
Transfer agent fees
Class 1	651,411	577,943	169,559
Class 2	98	20	144
Administration fees	689,809	526,427	223,194
Compensation of board members	25,316	22,028	6,578
Custodian fees	20,555	27,728	196,734
Printing and postage fees	75,756	75,756	75,756
Professional fees	42,588	34,818	39,535
Foreign transaction tax	—	—	365,266
Other	41,914	42,305	14,117

Total expenses	6,555,787	7,369,497	3,681,653
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(697,692)	(718,777)	(496,247)

Total net expenses	5,858,095	6,650,720	3,185,406

Net investment income	24,738,444	9,458,833	1,736,587

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	10,187,282	(9,714,853)	7,771,266
Foreign currency transactions	(2,944,463)	38,806	1,722,819
Forward foreign currency exchange contracts	(982,140)	(325,322)	(1,249,432)
Increase from payment by affiliate (see Note 5)	—	—	293,262

Net realized gain (loss)	6,260,679	(10,001,369)	8,537,915
Net change in unrealized appreciation (depreciation) on:
Investments	5,798,511	272,452,860	92,292,678
Foreign currency translations	1,178	—	116,637
Forward foreign currency exchange contracts	1,581,830	(97,011)	(3,739)

Net change in unrealized appreciation	7,381,519	272,355,849	92,405,576

Net realized and unrealized gain	13,642,198	262,354,480	100,943,491

Net increase in net assets resulting from operations	$38,380,642	$271,813,313	$102,680,078

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  319

Statement of Operations (continued)

	Variable Portfolio –	Variable Portfolio –	Variable Portfolio –
	Columbia Wanger	Eaton Vance	Invesco International
	U.S. Equities	Floating-Rate Income	Growth
Year ended December 31, 2010(a)	Fund	Fund	Fund
Net investment income
Income:
Dividends	$2,779,468	$—	$17,787,537
Interest	—	19,093,472	—
Dividends from affiliates	16,110	190,499	137,884
Income from securities lending — net	212,568	—	230,646
Foreign taxes withheld	(4,620)	—	(1,708,650)

Total income	3,003,526	19,283,971	16,447,417

Expenses:
Investment management fees	2,977,895	2,742,951	7,572,177
Distribution fees
Class 2	319	864	177
Transfer agent fees
Class 1	208,445	264,661	543,676
Class 2	77	208	43
Administration fees	272,631	298,661	682,500
Compensation of board members	7,839	10,222	20,823
Custodian fees	15,242	99,638	194,686
Printing and postage fees	75,756	75,756	75,756
Professional fees	30,730	52,747	44,345
Other	15,531	21,720	63,410

Total expenses	3,604,465	3,567,428	9,197,593
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(304,541)	(1,063,309)	(556,826)

Total net expenses	3,299,924	2,504,119	8,640,767

Net investment income (loss)	(296,398)	16,779,852	7,806,650

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	88,756	1,690,669	16,646,701
Foreign currency transactions	—	—	7,362,944
Forward foreign currency exchange contracts	—	—	(6,378,341)
Increase from payment by affiliate (see Note 5)	25,087	5,250	1,053,697

Net realized gain	113,843	1,695,919	18,685,001
Net change in unrealized appreciation (depreciation) on:
Investments	114,627,178	12,082,155	259,283,391
Foreign currency translations	—	—	6,319

Net change in unrealized appreciation	114,627,178	12,082,155	259,289,710

Net realized and unrealized gain	114,741,021	13,778,074	277,974,711

Net increase in net assets resulting from operations	$114,444,623	$30,557,926	$285,781,361

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

320  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Variable Portfolio –	Variable Portfolio –
	J.P. Morgan	Jennison	Variable Portfolio –
	Core Bond	Mid Cap Growth	MFS Value
Year ended December 31, 2010(a)	Fund	Fund	Fund
Net investment income
Income:
Dividends	$—	$7,203,298	$19,600,263
Interest	25,322,096	—	—
Dividends from affiliates	262,865	35,551	59,239
Income from securities lending — net	257,918	145,146	127,691
Foreign taxes withheld	(13,972)	(41,394)	(280,598)

Total income	25,828,907	7,342,601	19,506,595

Expenses:
Investment management fees	4,577,594	3,407,554	5,124,281
Distribution fees
Class 2	609	170	196
Transfer agent fees
Class 1	593,130	276,218	489,080
Class 2	147	41	47
Administration fees	632,435	265,552	447,314
Compensation of board members	23,034	10,495	18,038
Custodian fees	21,152	12,928	30,158
Printing and postage fees	75,756	75,756	75,756
Professional fees	50,950	31,510	34,114
Other	39,135	20,828	24,902

Total expenses	6,013,942	4,101,052	6,243,886
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(682,840)	(405,722)	(1,114,656)

Total net expenses	5,331,102	3,695,330	5,129,230

Net investment income	20,497,805	3,647,271	14,377,365

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	13,874,777	(6,879,460)	12,589,029
Foreign currency transactions	—	828	(284,936)
Forward foreign currency exchange contracts	—	—	292,811

Net realized gain (loss)	13,874,777	(6,878,632)	12,596,904
Net change in unrealized appreciation (depreciation) on:
Investments	7,348,119	123,766,696	167,896,977
Foreign currency translations	—	—	(7,744)

Net change in unrealized appreciation	7,348,119	123,766,696	167,889,233

Net realized and unrealized gain	21,222,896	116,888,064	180,486,137

Net increase in net assets resulting from operations	$41,720,701	$120,535,335	$194,863,502

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  321

Statement of Operations (continued)

		Variable Portfolio –	Variable Portfolio –
	Variable Portfolio –	Mondrian International	Morgan Stanley
	Marsico Growth	Small Cap	Global Real Estate
Year ended December 31, 2010(a)	Fund	Fund	Fund
Net investment income
Income:
Dividends	$11,132,672	$5,058,753	$6,978,990
Interest	—	32	7
Dividends from affiliates	112,197	18,791	17,857
Income from securities lending — net	187,627	67,393	54,302
Foreign taxes withheld	—	(431,557)	(196,647)

Total income	11,432,496	4,713,412	6,854,509

Expenses:
Investment management fees	5,469,000	1,552,080	1,760,320
Distribution fees
Class 2	160	9	345
Transfer agent fees
Class 1	522,394	99,743	125,857
Class 2	39	2	83
Administration fees	476,901	131,221	165,678
Compensation of board members	19,894	3,768	4,742
Custodian fees	14,128	46,513	67,915
Printing and postage fees	75,756	79,774	71,706
Professional fees	34,132	39,392	44,204
Other	39,889	7,767	34,875

Total expenses	6,652,293	1,960,269	2,275,725
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(686,662)	—	(509,012)

Total net expenses	5,965,631	1,960,269	1,766,713

Net investment income	5,466,865	2,753,143	5,087,796

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(4,203,325)	6,579,931	4,973,217
Foreign currency transactions	—	(9,855)	(68,645)
Forward foreign currency exchange contracts	—	217,408	34,777
Increase from payment by affiliate (see Note 5)	19,621	—	255,586

Net realized gain (loss)	(4,183,704)	6,787,484	5,194,935
Net change in unrealized appreciation (depreciation) on:
Investments	270,493,900	60,667,313	57,879,575
Foreign currency translations	—	5,949	24,203
Forward foreign currency exchange contracts	—	3,568	(7,632)

Net change in unrealized appreciation	270,493,900	60,676,830	57,896,146

Net realized and unrealized gain	266,310,196	67,464,314	63,091,081

Net increase in net assets resulting from operations	$271,777,061	$70,217,457	$68,178,877

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

322  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

		Variable Portfolio –	Variable Portfolio –
	Variable Portfolio –	Nuveen Winslow	Partners
	NFJ Dividend Value	Large Cap Growth	Small Cap Growth
Year ended December 31, 2010(a)	Fund	Fund	Fund
Net investment income
Income:
Dividends	$35,416,891	$5,560,043	$1,698,758
Dividends from affiliates	78,626	42,642	27,818
Income from securities lending — net	577,904	68,233	243,684
Foreign taxes withheld	(670,797)	(43,000)	(3,418)

Total income	35,402,624	5,627,918	1,966,842

Expenses:
Investment management fees	5,171,771	4,179,075	2,084,653
Distribution fees
Class 2	89	26	63
Transfer agent fees
Class 1	493,902	392,841	143,777
Class 2	22	7	15
Administration fees	451,275	369,236	189,415
Compensation of board members	18,223	14,906	5,247
Custodian fees	21,128	20,378	35,388
Printing and postage fees	75,756	74,401	67,719
Professional fees	34,184	32,280	30,177
Other	25,581	30,091	6,958

Total expenses	6,291,931	5,113,241	2,563,412
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,112,145)	(627,276)	(33,114)

Total net expenses	5,179,786	4,485,965	2,530,298

Net investment income (loss)	30,222,838	1,141,953	(563,456)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	35,360,662	44,872,054	3,998,478
Foreign currency transactions	—	(1,989)	—

Net realized gain	35,360,662	44,870,065	3,998,478
Net change in unrealized appreciation (depreciation) on:
Investments	170,816,725	144,968,676	92,512,591

Net realized and unrealized gain	206,177,387	189,838,741	96,511,069

Net increase in net assets resulting from operations	$236,400,225	$190,980,694	$95,947,613

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  323

Statement of Operations (continued)

	Variable Portfolio –	Variable Portfolio –	Variable Portfolio –
	PIMCO	Pyramis®	Wells Fargo
	Mortgage-Backed	International	Short Duration
	Securities	Equity	Government
Year ended December 31, 2010(a)	Fund	Fund	Fund
Net investment income
Income:
Dividends	$—	$10,700,642	$—
Interest	10,923,511	389	19,099,056
Dividends from affiliates	803	70,839	179,244
Income from securities lending — net	18,131	111,109	155,236
Foreign taxes withheld	—	(986,553)	—

Total income	10,942,445	9,896,426	19,433,536

Expenses:
Investment management fees	2,895,760	4,784,388	4,108,854
Distribution fees
Class 2	291	27	272
Transfer agent fees
Class 1	367,370	342,328	529,939
Class 2	70	7	66
Administration fees	407,796	437,802	570,017
Compensation of board members	14,194	12,905	20,480
Custodian fees	214,438	189,786	16,152
Printing and postage fees	80,428	79,774	75,756
Professional fees	38,694	42,091	40,912
Other	27,402	23,792	38,045

Total expenses	4,046,443	5,912,900	5,400,493
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(749,516)	(544,312)	(641,166)

Total net expenses	3,296,927	5,368,588	4,759,327

Net investment income	7,645,518	4,527,838	14,674,209

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	16,893,323	21,020,745	3,944,902
Foreign currency transactions	—	(3,719,419)	—
Forward foreign currency exchange contracts	—	3,458,129	—
Futures contracts	(573,390)	5,348,600	—
Options contracts written	182,455	—	—
Swap contracts	926,709	—	—

Net realized gain	17,429,097	26,108,055	3,944,902
Net change in unrealized appreciation (depreciation) on:
Investments	(1,502,633)	158,452,381	2,275,027
Foreign currency translations	—	16,310	—
Forward foreign currency exchange contracts	—	7,724	—
Futures contracts	—	475,815	—

Net change in unrealized appreciation (depreciation)	(1,502,633)	158,952,230	2,275,027

Net realized and unrealized gain	15,926,464	185,060,285	6,219,929

Net increase in net assets resulting from operations	$23,571,982	$189,588,123	$20,894,138

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

324  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Statement of Changes in Net Assets

	RiverSource		RiverSource		Variable Portfolio –
	Variable Portfolio –		Variable Portfolio –		AllianceBernstein
	Limited Duration Bond		Strategic Income		International Value
Year ended December 31, 2010(a)	Fund		Fund		Fund
Operations and distributions
Net investment income	$34,148,322		$22,041,905		$7,155,059
Net realized gain (loss)	(6,465,300)		8,091,627		39,856,614
Net change in unrealized appreciation	28,449,055		27,774,492		172,832,228

Net increase in net assets resulting from operations	56,132,077		57,908,024		219,843,901

Distributions to shareholders from:
Net investment income
Class 1	—		—		(10,498,553)
Class 2	—		—		(2,549)

Total distributions to shareholders	—		—		(10,501,102)

Increase in net assets from share transactions	2,315,516,272		814,062,954		1,045,400,019

Total increase in net assets	2,371,648,349		871,970,978		1,254,742,818
Net assets at beginning of year	11,535	(b)	24,556	(c)	11,533 (d)

Net assets at end of year	$2,371,659,884		$871,995,534		$1,254,754,351

Undistributed net investment income	$34,148,322		$23,398,700		$2,370,290

	RiverSource		RiverSource		Variable Portfolio –
	Variable Portfolio –		Variable Portfolio –		AllianceBernstein
	Limited Duration Bond		Strategic Income		International Value
	Fund		Fund		Fund
Year ended December 31, 2010(a)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	231,562,661	2,321,856,290	84,195,018	834,686,510	112,142,834	1,051,938,321
Distributions reinvested	—	—	—	—	1,009,638	10,498,553
Redemptions	(746,360)	(7,583,471)	(2,224,951)	(22,027,484)	(1,696,113)	(17,586,169)

Net increase	230,816,301	2,314,272,819	81,970,067	812,659,026	111,456,359	1,044,850,705

Class 2 shares
Subscriptions	148,057	1,517,580	137,776	1,453,515	53,242	568,567
Distributions reinvested	—	—	—	—	229	2,549
Redemptions	(26,558)	(274,127)	(4,704)	(49,587)	(2,091)	(21,802)

Net increase	121,499	1,243,453	133,072	1,403,928	51,380	549,314

Total net increase	230,937,800	2,315,516,272	82,103,139	814,062,954	111,507,739	1,045,400,019

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $2, and an increase in net assets resulting from proceeds from sales of shares of $4,037 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

(c)	Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $5, and an increase in net assets resulting from proceeds from sales of shares of $67,789 and a decrease in net assets resulting from payments for redemptions of shares of $50,728 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

(d)	Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $4, and an increase in net assets resulting from proceeds from sales of shares of $4,037 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  325

Statement of Changes in Net Assets (continued)

	Variable Portfolio –		Variable Portfolio –		Variable Portfolio –
	American Century		American Century		Columbia Wanger
	Diversified Bond		Growth		International Equities
Year ended December 31, 2010(a)	Fund		Fund		Fund
Operations and distributions
Net investment income	$24,738,444		$9,458,833		$1,736,587
Net realized gain (loss)	6,260,679		(10,001,369)		8,537,915
Net change in unrealized appreciation	7,381,519		272,355,849		92,405,576

Net increase in net assets resulting from operations	38,380,642		271,813,313		102,680,078

Distributions to shareholders from:
Net investment income
Class 1	—		—		(2,299,420)
Class 2	—		—		(1,144)

Total distributions to shareholders	—		—		(2,300,564)

Increase in net assets from share transactions	1,960,313,272		1,509,513,027		404,360,067

Total increase in net assets	1,998,693,914		1,781,326,340		504,739,581
Net assets at beginning of year	28,464	(b)	11,534	(c)	7,499 (d)

Net assets at end of year	$1,998,722,378		$1,781,337,874		$504,747,080

Undistributed net investment income	$21,949,596		$—		$913,363

	Variable Portfolio –		Variable Portfolio –		Variable Portfolio –
	American Century		American Century		Columbia Wanger
	Diversified Bond		Growth		International Equities
	Fund		Fund		Fund
Year ended December 31, 2010(a)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars($)
Capital stock activity
Class 1 shares
Subscriptions	194,702,664	1,999,994,210	158,957,339	1,528,083,687	41,378,359	408,455,693
Distributions reinvested	—	—	—	—	216,049	2,299,420
Redemptions	(3,931,408)	(40,502,156)	(1,768,722)	(18,748,024)	(693,937)	(7,599,039)

Net increase	190,771,256	1,959,492,054	157,188,617	1,509,335,663	40,900,471	403,156,074

Class 2 shares
Subscriptions	84,222	890,096	17,465	183,522	106,524	1,215,778
Distributions reinvested	—	—	—	—	99	1,143
Redemptions	(6,617)	(68,878)	(585)	(6,158)	(1,107)	(12,928)

Net increase	77,605	821,218	16,880	177,364	105,516	1,203,993

Total net increase	190,848,861	1,960,313,272	157,205,497	1,509,513,027	41,005,987	404,360,067

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Initial capital of $24,000 was contributed on April 20, 2010. The Fund had an increase in net assets resulting from operations of $426, and an increase in net assets resulting from proceeds from sales of shares of $4,038 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

(c)	Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $3, and an increase in net assets resulting from proceeds from sales of shares of $4,037 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

(d)	Initial capital of $7,500 was contributed on May 3, 2010. The Fund had a decrease in net assets resulting from operations of $1 during the period from May 3, 2010 to May 7, 2010 (when shares became available).

The accompanying Notes to Financial Statements are an integral part of this statement.

326  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Variable Portfolio –		Variable Portfolio –		Variable Portfolio –
	Columbia Wanger		Eaton Vance		Invesco International
	U.S. Equities		Floating-Rate Income		Growth
Year ended December 31, 2010(a)	Fund		Fund		Fund
Operations and distributions
Net investment income (loss)	$(296,398)		$16,779,852		$7,806,650
Net realized gain	113,843		1,695,919		18,685,001
Net change in unrealized appreciation	114,627,178		12,082,155		259,289,710

Net increase in net assets resulting from operations	114,444,623		30,557,926		285,781,361

Distributions to shareholders from:
Net investment income
Class 1	—		—		(8,798,596)
Class 2	—		—		(469)

Total distributions to shareholders	—		—		(8,799,065)

Increase in net assets from share transactions	543,095,511		759,097,385		1,368,674,200

Total increase in net assets	657,540,134		789,655,311		1,645,656,496
Net assets at beginning of year	12,499	(b)	508,955	(c)	11,533 (d)

Net assets at end of year	$657,552,633		$790,164,266		$1,645,668,029

Undistributed (excess of distributions over) net investment income	$—		$16,779,772		$(4,515)

	Variable Portfolio –		Variable Portfolio –		Variable Portfolio –
	Columbia Wanger		Eaton Vance		Invesco International
	U.S. Equities		Floating-Rate Income		Growth
	Fund		Fund		Fund
Year ended December 31, 2010(a)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	56,621,839	556,754,584	79,957,147	762,765,431	142,064,592	1,376,017,043
Distributions reinvested	—	—	—	—	852,717	8,798,596
Redemptions	(1,289,505)	(14,348,835)	(548,764)	(5,365,751)	(1,586,818)	(16,572,081)

Net increase	55,332,334	542,405,749	79,408,383	757,399,680	141,330,491	1,368,243,558

Class 2 shares
Subscriptions	66,245	701,275	177,110	1,708,475	39,583	439,539
Distributions reinvested	—	—	—	—	42	469
Redemptions	(981)	(11,513)	(1,107)	(10,770)	(888)	(9,366)

Net increase	65,264	689,762	176,003	1,697,705	38,737	430,642

Total net increase	55,397,598	543,095,511	79,584,386	759,097,385	141,369,228	1,368,674,200

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Initial capital of $12,500 was contributed on May 3, 2010. The Fund had a decrease in net assets resulting from operations of $1 during the period from May 3, 2010 to May 7, 2010 (when shares became available).

(c)	Initial capital of $525,000 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $20,082, and an increase in net assets resulting from proceeds from sales of shares of $4,037 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

(d)	Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $4, and an increase in net assets resulting from proceeds from sales of shares of $4,037 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  327

Statement of Changes in Net Assets (continued)

	Variable Portfolio –		Variable Portfolio –
	J.P. Morgan		Jennison		Variable Portfolio –
	Core Bond		Mid Cap Growth		MFS Value
Year ended December 31, 2010(a)	Fund		Fund		Fund
Operations
Net investment income	$20,497,805		$3,647,271		$14,377,365
Net realized gain (loss)	13,874,777		(6,878,632)		12,596,904
Net change in unrealized appreciation	7,348,119		123,766,696		167,889,233

Net increase in net assets resulting from operations	41,720,701		120,535,335		194,863,502

Increase in net assets from share transactions	1,751,369,337		719,692,690		1,339,677,397

Total increase in net assets	1,793,090,038		840,228,025		1,534,540,899
Net assets at beginning of year	11,535	(b)	11,534	(c)	11,535	(d)

Net assets at end of year	$1,793,101,573		$840,239,559		$1,534,552,434

Undistributed net investment income	$20,497,806		$—		$—

	Variable Portfolio –		Variable Portfolio –
	J.P. Morgan		Jennison		Variable Portfolio –
	Core Bond		Mid Cap Growth		MFS Value
	Fund		Fund		Fund
Year ended December 31, 2010(a)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars($)
Capital stock activity
Class 1 shares
Subscriptions	183,982,410	1,867,395,864	74,852,822	729,396,909	143,791,969	1,351,320,687
Redemptions	(11,523,532)	(117,205,791)	(928,967)	(10,016,813)	(1,228,111)	(11,976,086)

Net increase	172,458,878	1,750,190,073	73,923,855	719,380,096	142,563,858	1,339,344,601

Class 2 shares
Subscriptions	119,257	1,247,219	30,658	316,960	34,631	344,460
Redemptions	(6,612)	(67,955)	(453)	(4,366)	(1,192)	(11,664)

Net increase	112,645	1,179,264	30,205	312,594	33,439	332,796

Total net increase	172,571,523	1,751,369,337	73,954,060	719,692,690	142,597,297	1,339,677,397

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $2, and an increase in net assets resulting from proceeds from sales of shares of $4,037 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

(c)	Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $4, and an increase in net assets resulting from proceeds from sales of shares of $4,038 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

(d)	Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $3, and an increase in net assets resulting from proceeds from sales of shares of $4,038 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

The accompanying Notes to Financial Statements are an integral part of this statement.

328  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

			Variable Portfolio –	Variable Portfolio –
	Variable Portfolio –		Mondrian International	Morgan Stanley
	Marsico Growth		Small Cap	Real Estate
Year ended December 31, 2010(a)	Fund		Fund	Fund
Operations and distributions
Net investment income (loss)	$5,466,865		$2,753,143	$5,087,796
Net realized gain (loss)	(4,183,704)		6,787,484	5,194,935
Net change in unrealized appreciation	270,493,900		60,676,830	57,896,146

Net increase in net assets resulting from operations	271,777,061		70,217,457	68,178,877

Distributions to shareholders from:
Net investment income
Class 1	—		(2,500,263)	—
Class 2	—		(42)	—

Total distributions to shareholders	—		(2,500,305)	—

Increase in net assets from share transactions	1,319,073,817		234,166,481	302,055,625

Total increase in net assets	1,590,850,878		301,883,633	370,234,502
Net assets at beginning of year	12,499	(b)	11,533 (c)	11,534	(d)

Net assets at end of year	$1,590,863,377		$301,895,166	$370,246,036

Undistributed net investment income	$—		$460,389	$4,981,955

			Variable Portfolio –		Variable Portfolio –
	Variable Portfolio –		Mondrian International		Morgan Stanley
	Marsico Growth		Small Cap		Real Estate
	Fund		Fund		Fund
Year ended December 31, 2010(a)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars($)
Capital stock activity
Class 1 shares
Subscriptions	133,667,023	1,338,930,107	24,624,020	238,381,644	32,186,125	308,858,524
Distributions reinvested	—	—	214,735	2,500,263	—	—
Redemptions	(1,783,890)	(20,145,653)	(601,564)	(6,715,468)	(711,594)	(7,642,367)

Net increase	131,883,133	1,318,784,454	24,237,191	234,166,439	31,474,531	301,216,157

Class 2 shares
Subscriptions	27,774	304,744	—	—	75,185	845,418
Distributions reinvested	—	—	4	42	—	—
Redemptions	(1,418)	(15,381)	—	—	(547)	(5,950)

Net increase	26,356	289,363	4	42	74,638	839,468

Total net increase	131,909,489	1,319,073,817	24,237,195	234,166,481	31,549,169	302,055,625

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Initial capital of $12,500 was contributed on May 3, 2010. The Fund had a decrease in net assets resulting from operations of $1 during the period from May 3, 2010 to May 7, 2010 (when shares became available).

(c)	Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $4, and an increase in net assets resulting from proceeds from sales of shares of $4,037 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

(d)	Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $4, and an increase in net assets resulting from proceeds from sales of shares of $4,038 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  329

Statement of Changes in Net Assets (continued)

			Variable Portfolio –		Variable Portfolio –
	Variable Portfolio –		Nuveen Winslow		Partners
	NFJ Dividend Value		Large Cap Growth		Small Cap Growth
Year ended December 31, 2010(a)	Fund		Fund		Fund
Operations
Net investment income (loss)	$30,222,838		$1,141,953		$(563,456)
Net realized gain	35,360,662		44,870,065		3,998,478
Net change in unrealized appreciation	170,816,725		144,968,676		92,512,591

Net increase in net assets resulting from operations	236,400,225		190,980,694		95,947,613

Increase in net assets from share transactions	1,308,316,041		1,002,005,050		387,802,684

Total increase in net assets	1,544,716,266		1,192,985,744		483,750,297
Net assets at beginning of year	11,535	(b)	11,535	(c)	11,533	(d)

Net assets at end of year	$1,544,727,801		$1,192,997,279		$483,761,830

			Variable Portfolio –		Variable Portfolio –
	Variable Portfolio –		Nuveen Winslow		Partners
	NFJ Dividend Value		Large Cap Growth		Small Cap Growth
	Fund		Fund		Fund
Year ended December 31, 2010(a)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	138,511,675	1,321,266,919	105,880,806	1,017,520,952	42,151,805	399,499,582
Redemptions	(1,307,580)	(13,114,614)	(1,446,726)	(15,548,868)	(1,056,099)	(11,809,069)

Net increase	137,204,095	1,308,152,305	104,434,080	1,001,972,084	41,095,706	387,690,513

Class 2 shares
Subscriptions	19,811	205,387	3,373	35,146	11,131	116,688
Redemptions	(3,996)	(41,651)	(196)	(2,180)	(458)	(4,517)

Net increase	15,815	163,736	3,177	32,966	10,673	112,171

Total net increase	137,219,910	1,308,316,041	104,437,257	1,002,005,050	41,106,379	387,802,684

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $3, and an increase in net assets resulting from proceeds from sales of shares of $4,038 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

(c)	Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $3, and an increase in net assets resulting from proceeds from sales of shares of $4,038 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

(d)	Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $5, and an increase in net assets resulting from proceeds from sales of shares of $4,038 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

The accompanying Notes to Financial Statements are an integral part of this statement.

330  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

	Variable Portfolio –		Variable Portfolio –	Variable Portfolio –
	PIMCO		Pyramis®	Wells Fargo
	Mortgage-Backed		International	Short Duration
	Securities		Equity	Government
Year ended December 31, 2010(a)	Fund		Fund	Fund
Operations and distributions
Net investment income	$7,645,518		$4,527,838	$14,674,209
Net realized gain	17,429,097		26,108,055	3,944,902
Net change in unrealized appreciation (depreciation)	(1,502,633)		158,952,230	2,275,027

Net increase in net assets resulting from operations	23,571,982		189,588,123	20,894,138

Distributions to shareholders from:
Net investment income
Class 1	—		(3,701,326)	—
Class 2	—		(162)	—

Total distributions to shareholders	—		(3,701,488)	—

Increase in net assets from share transactions	1,064,634,356		833,498,332	1,554,062,206

Total increase in net assets	1,088,206,338		1,019,384,967	1,574,956,344
Net assets at beginning of year	11,535	(b)	11,533 (c)	27,592	(d)

Net assets at end of year	$1,088,217,873		$1,019,396,500	$1,574,983,936

Undistributed net investment income	$9,676,739		$1,046,530	$14,674,211

	Variable Portfolio –		Variable Portfolio –		Variable Portfolio –
	PIMCO		Pyramis®		Wells Fargo
	Mortgage-Backed		International		Short Duration
	Securities		Equity		Government
	Fund		Fund		Fund
Year ended December 31, 2010(a)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	105,209,468	1,067,634,080	93,037,813	880,031,435	154,988,922	1,559,124,467
Distributions reinvested	—	—	336,829	3,701,326	—	—
Redemptions	(336,573)	(3,473,048)	(5,280,853)	(50,314,314)	(544,833)	(5,525,466)

Net increase	104,872,895	1,064,161,032	88,093,789	833,418,447	154,444,089	1,553,599,001

Class 2 shares
Subscriptions	46,025	477,334	7,263	82,429	47,442	481,668
Distributions reinvested	—	—	14	162	—	—
Redemptions	(386)	(4,010)	(240)	(2,706)	(1,813)	(18,463)

Net increase	45,639	473,324	7,037	79,885	45,629	463,205

Total net increase	104,918,534	1,064,634,356	88,100,826	833,498,332	154,489,718	1,554,062,206

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $2, and an increase in net assets resulting from proceeds from sales of shares of $4,037 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

(c)	Initial capital of $7,500 was contributed on April 20, 2010. The Fund had a decrease in net assets resulting from operations of $4, and an increase in net assets resulting from proceeds from sales of shares of $4,037 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

(d)	Initial capital of $23,500 was contributed on April 20, 2010. The Fund had an increase in net assets resulting from operations of $55, and an increase in net assets resulting from proceeds from sales of shares of $4,037 during the period from April 20, 2010 to May 7, 2010 (when shares became available).

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  331

Financial Highlights

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts of the Funds are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

RiverSource Variable Portfolio — Limited Duration Bond Fund

	Year ended
Class 1	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.18
Net realized and unrealized gain on investments	.09

Total from investment operations	.27

Net asset value, end of period	$10.27

Total return	2.70%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.61%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.54%	(c)

Net investment income	2.75%	(c)

Supplemental data
Net assets, end of period (in thousands)	$2,370,410

Portfolio turnover(e)	16%

	Year ended
Class 2	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.17
Net realized and unrealized gain on investments	.08

Total from investment operations	.25

Net asset value, end of period	$10.25

Total return	2.50%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.86%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.79%	(c)

Net investment income	2.64%	(c)

Supplemental data
Net assets, end of period (in thousands)	$1,250

Portfolio turnover(e)	16%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 10% for the year ended December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

332  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

RiverSource Variable Portfolio — Strategic Income Fund

	Year ended
Class 1	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.32
Net realized and unrealized gain on investments	.30

Total from investment operations	.62

Net asset value, end of period	$10.62

Total return	6.20%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.70%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.58%	(c)

Net investment income	4.75%	(c)

Supplemental data
Net assets, end of period (in thousands)	$870,578

Portfolio turnover	46%

	Year ended
Class 2	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.32
Net realized and unrealized gain on investments	.29

Total from investment operations	.61

Net asset value, end of period	$10.61

Total return	6.10%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.96%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.83%	(c)

Net investment income	4.70%	(c)

Supplemental data
Net assets, end of period (in thousands)	$1,417

Portfolio turnover	46%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  333

Financial Highlights (continued)

Variable Portfolio — AllianceBernstein International Value Fund

	Year ended
Class 1	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.07
Net realized and unrealized gain on investments	1.27
Increase from payment by affiliate	.00	(b)

Total from investment operations	1.34

Less distributions to shareholders from:
Net investment income	(.09)

Net asset value, end of period	$11.25

Total return	13.53%	(c)

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.04%	(e)

Net expenses after fees waived or expenses reimbursed(f)	0.92%	(e)

Net investment income	1.04%	(e)

Supplemental data
Net assets, end of period (in thousands)	$1,254,171

Portfolio turnover	29%

	Year ended
Class 2	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.02
Net realized and unrealized gain on investments	1.30
Increase from payment by affiliate	.00	(b)

Total from investment operations	1.32

Less distributions to shareholders from:
Net investment income	(.08)

Net asset value, end of period	$11.24

Total return	13.30%	(c)

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.29%	(e)

Net expenses after fees waived or expenses reimbursed(f)	1.17%	(e)

Net investment income	0.28%	(e)

Supplemental data
Net assets, end of period (in thousands)	$583

Portfolio turnover	29%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01 per share.
(c)	During the year ended December 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

334  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Variable Portfolio — American Century Diversified Bond Fund

	Year ended
Class 1	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.15

Income from investment operations:
Net investment income	.16
Net realized and unrealized gain on investments	.16

Total from investment operations	.32

Net asset value, end of period	$10.47

Total return	3.15%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.62%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.55%	(c)

Net investment income	2.32%	(c)

Supplemental data
Net assets, end of period (in thousands)	$1,997,905

Portfolio turnover	66%

	Year ended
Class 2	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.15

Income from investment operations:
Net investment income	.15
Net realized and unrealized gain on investments	.16

Total from investment operations	.31

Net asset value, end of period	$10.46

Total return	3.05%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.85%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.80%	(c)

Net investment income	2.22%	(c)

Supplemental data
Net assets, end of period (in thousands)	$817

Portfolio turnover	66%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  335

Financial Highlights (continued)

Variable Portfolio — American Century Growth Fund

	Year ended
Class 1	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.06
Net realized and unrealized gain on investments	1.27

Total from investment operations	1.33

Net asset value, end of period	$11.33

Total return	13.30%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.78%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.70%	(c)

Net investment income	1.00%	(c)

Supplemental data
Net assets, end of period (in thousands)	$1,781,141

Portfolio turnover	56%

	Year ended
Class 2	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.09
Net realized and unrealized gain on investments	1.22

Total from investment operations	1.31

Net asset value, end of period	$11.31

Total return	13.10%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.03%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.95%	(c)

Net investment income	1.24%	(c)

Supplemental data
Net assets, end of period (in thousands)	$197

Portfolio turnover	56%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

336  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Variable Portfolio — Columbia Wanger International Equities Fund

	Year ended
Class 1	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.04
Net realized and unrealized gain on investments	2.32
Increase from payment by affiliate	.01

Total from investment operations	2.37

Less distributions to shareholders from:
Net investment income	(.06)

Net asset value, end of period	$12.31

Total return	23.75%	(b)

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.33%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.15%	(d)

Net investment income	0.63%	(d)

Supplemental data
Net assets, end of period (in thousands)	$503,442

Portfolio turnover	20%

	Year ended
Class 2	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.00	(f)
Net realized and unrealized gain on investments	2.35
Increase from payment by affiliate	.01

Total from investment operations	2.36

Less distributions to shareholders from:
Net investment income	(.05)

Net asset value, end of period	$12.31

Total return	23.63%	(b)

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.48%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.40%	(d)

Net investment income	0.05%	(d)

Supplemental data
Net assets, end of period (in thousands)	$1,306

Portfolio turnover	20%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	During the year ended December 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d)	Annualized.
(e)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds). The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  337

Financial Highlights (continued)

Variable Portfolio — Columbia Wanger U.S. Equities Fund

	Year ended
Class 1	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment loss	(.01)
Net realized and unrealized gain on investments	1.88
Increase from payment by affiliate	.00	(b)

Total from investment operations	1.87

Net asset value, end of period	$11.87

Total return	18.70%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.06%	(d)

Net expenses after fees waived or expenses reimbursed(e)	0.97%	(d)

Net investment loss	(0.09%	)(d)

Supplemental data
Net assets, end of period (in thousands)	$656,773

Portfolio turnover	17%

	Year ended
Class 2	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.00	(b)
Net realized and unrealized gain on investments	1.85
Increase from payment by affiliate	.00	(b)

Total from investment operations	1.85

Net asset value, end of period	$11.85

Total return	18.50%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.31%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.22%	(d)

Net investment income	0.02%	(d)

Supplemental data
Net assets, end of period (in thousands)	$779

Portfolio turnover	17%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01 per share.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d)	Annualized.
(e)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

338  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

	Year ended
Class 1	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$9.62

Income from investment operations:
Net investment income	.24
Net realized and unrealized gain on investments	.06

Total from investment operations	.30

Net asset value, end of period	$9.92

Total return	3.12%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.83%	(d)

Net expenses after fees waived or expenses reimbursed(e)	0.58%	(d)

Net investment income	3.89%	(d)

Supplemental data
Net assets, end of period (in thousands)	$788,430

Portfolio turnover	19%

	Year ended
Class 2	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$9.62

Income from investment operations:
Net investment income	.25
Net realized and unrealized gain (loss) on investments(b)	(.04)

Total from investment operations	.21

Net asset value, end of period	$9.83

Total return	2.18%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.08%	(d)

Net expenses after fees waived or expenses reimbursed(e)	0.83%	(d)

Net investment income	3.97%	(d)

Supplemental data
Net assets, end of period (in thousands)	$1,735

Portfolio turnover	19%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.

(b)	Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  339

Financial Highlights (continued)

Variable Portfolio — Invesco International Growth Fund

	Year ended
Class 1	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.06
Net realized and unrealized gain on investments	1.63
Increase from payment by affiliate	.01

Total from investment operations	1.70

Less distributions to shareholders from:
Net investment income	(.06)

Net asset value, end of period	$11.64

Total return	17.11%	(b)

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.02%	(d)

Net expenses after fees waived or expenses reimbursed(e)	0.96%	(d)

Net investment income	0.87%	(d)

Supplemental data
Net assets, end of period (in thousands)	$1,645,212

Portfolio turnover	17%

	Year ended
Class 2	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.02
Net realized and unrealized gain on investments	1.65
Increase from payment by affiliate	.01

Total from investment operations	1.68

Less distributions to shareholders from:
Net investment income	(.05)

Net asset value, end of period	$11.63

Total return	16.89%	(b)

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.29%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.21%	(d)

Net investment income	0.30%	(d)

Supplemental data
Net assets, end of period (in thousands)	$456

Portfolio turnover	17%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	During the year ended December 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d)	Annualized.
(e)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds). The accompanying Notes to Financial Statements are an integral part of this statement.

340  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Variable Portfolio — J.P. Morgan Core Bond Fund

	Year ended
Class 1	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.14
Net realized and unrealized gain on investments	.25

Total from investment operations	.39

Net asset value, end of period	$10.39

Total return	3.90%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.62%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.55%	(c)

Net investment income	2.12%	(c)

Supplemental data
Net assets, end of period (in thousands)	$1,791,930

Portfolio turnover	78%

	Year ended
Class 2	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.15
Net realized and unrealized gain on investments	.22

Total from investment operations	.37

Net asset value, end of period	$10.37

Total return	3.70%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.87%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.80%	(c)

Net investment income	2.26%	(c)

Supplemental data
Net assets, end of period (in thousands)	$1,173

Portfolio turnover	78%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  341

Financial Highlights (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

	Year ended
Class 1	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.05
Net realized and unrealized gain on investments	1.31

Total from investment operations	1.36

Net asset value, end of period	$11.36

Total return	13.60%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.91%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.82%	(c)

Net investment income	0.81%	(c)

Supplemental data
Net assets, end of period (in thousands)	$839,892

Portfolio turnover	25%

	Year ended
Class 2	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.08
Net realized and unrealized gain on investments	1.25

Total from investment operations	1.33

Net asset value, end of period	$11.33

Total return	13.30%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.16%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.07%	(c)

Net investment income	1.20%	(c)

Supplemental Data
Net assets, end of period (in thousands)	$348

Portfolio turnover	25%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

342  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Variable Portfolio — MFS Value Fund

	Year ended
Class 1	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.10
Net realized and unrealized gain on investments	.66

Total from investment operations	.76

Net asset value, end of period	$10.76

Total return	7.60%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.78%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.64%	(c)

Net investment income	1.79%	(c)

Supplemental data
Net assets, end of period (in thousands)	$1,534,188

Portfolio turnover	13%

	Year ended
Class 2	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.11
Net realized and unrealized gain on investments	.64

Total from investment operations	.75

Net asset value, end of period	$10.75

Total return	7.50%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.04%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.89%	(c)

Net investment income	1.67%	(c)

Supplemental data
Net assets, end of period (in thousands)	$365

Portfolio turnover	13%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  343

Financial Highlights (continued)

Variable Portfolio — Marsico Growth Fund

	Year ended
Class 1	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.04
Net realized and unrealized gain on investments	2.02
Increase from payment by affiliate	.00	(b)

Total from investment operations	2.06

Net asset value, end of period	$12.06

Total return	20.60%	(c)

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	0.78%	(e)

Net expenses after fees waived or expenses reimbursed(f)	0.70%	(e)

Net investment income	0.64%	(e)

Supplemental data
Net assets, end of period (in thousands)	$1,590,540

Portfolio turnover	44%

	Year ended
Class 2	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.04
Net realized and unrealized gain on investments	2.00
Increase from payment by affiliate	.00	(b)

Total from investment operations	2.04

Net asset value, end of period	$12.04

Total return	20.40%	(c)

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.03%	(e)

Net expenses after fees waived or expenses reimbursed(f)	0.95%	(e)

Net investment income	0.51%	(e)

Supplemental data
Net assets, end of period (in thousands)	$323

Portfolio turnover	44%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	Rounds to less than $0.01 per share.
(c)	During the year ended December 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been the same as the total return presented in the table above.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(e)	Annualized.
(f)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

344  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Variable Portfolio — Mondrian International Small Cap Fund

	Year ended
Class 1	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.12
Net realized and unrealized gain on investments	2.44

Total from investment operations	2.56

Less distributions to shareholders from:
Net investment income	(.10)

Net asset value, end of period	$12.46

Total return	25.71%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.20%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.20%	(c)

Net investment income	1.69%	(c)

Supplemental data
Net assets, end of period (in thousands)	$301,889

Portfolio turnover	15%

	Year ended
Class 2	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.11
Net realized and unrealized gain on investments	2.41

Total from investment operations	2.52

Less distributions to shareholders from:
Net investment income	(.08)

Net asset value, end of period	$12.44

Total return	25.29%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.43%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.43%	(c)

Net investment income	1.53%	(c)

Supplemental data
Net assets, end of period (in thousands)	$6

Portfolio turnover	15%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  345

Financial Highlights (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

	Year ended
Class 1	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.17
Net realized and unrealized gain on investments	1.56
Increase from payment by affiliate	.01

Total from investment operations	1.74

Net asset value, end of period	$11.74

Total return	17.40%	(b)

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.11%	(d)

Net expenses after fees waived or expenses reimbursed(e)	0.86%	(d)

Net investment income	2.48%	(d)

Supplemental data
Net assets, end of period (in thousands)	$369,366

Portfolio turnover	14%

	Year ended
Class 2	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.16
Net realized and unrealized gain on investments	1.54
Increase from payment by affiliate	.01

Total from investment operations	1.71

Net asset value, end of period	$11.71

Total return	17.10%	(b)

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.35%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.11%	(d)

Net investment income	2.16%	(d)

Supplemental data
Net assets, end of period (in thousands)	$880

Portfolio turnover	14%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	During the year ended December 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d)	Annualized.
(e)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

346  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Variable Portfolio — NFJ Dividend Value Fund

	Year ended
Class 1	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.25
Net realized and unrealized gain on investments	1.01

Total from investment operations	1.26

Net asset value, end of period	$11.26

Total return	12.60%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.78%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.64%	(c)

Net investment income	3.73%	(c)

Supplemental data
Net assets, end of period (in thousands)	$1,544,544

Portfolio turnover	24%

	Year ended
Class 2	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.25
Net realized and unrealized gain on investments	.99

Total from investment operations	1.24

Net asset value, end of period	$11.24

Total return	12.40%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.03%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.89%	(c)

Net investment income	3.69%	(c)

Supplemental data
Net assets, end of period (in thousands)	$183

Portfolio turnover	24%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  347

Financial Highlights (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

	Year ended
Class 1	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.01
Net realized and unrealized gain on investments	1.41

Total from investment operations	1.42

Net asset value, end of period	$11.42

Total return	14.20%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.80%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.70%	(c)

Net investment income	0.18%	(c)

Supplemental data
Net assets, end of period (in thousands)	$1,192,955

Portfolio turnover	109%

	Year ended
Class 2	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment loss	(.01)
Net realized and unrealized gain on investments	1.41

Total from investment operations	1.40

Net asset value, end of period	$11.40

Total return	14.00%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.04%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.95%	(c)

Net investment loss	(0.12%	)(c)

Supplemental data
Net assets, end of period (in thousands)	$42

Portfolio turnover	109%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

348  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Variable Portfolio — Partners Small Cap Growth Fund

	Year ended
Class 1	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment loss	(.02)
Net realized and unrealized gain on investments	1.79

Total from investment operations	1.77

Net asset value, end of period	$11.77

Total return	17.70%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.08%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.07%	(c)

Net investment loss	(0.24%	)(c)

Supplemental data
Net assets, end of period (in thousands)	$483,631

Portfolio turnover	43%

	Year ended
Class 2	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment loss	(.03)
Net realized and unrealized gain on investments	1.78

Total from investment operations	1.75

Net asset value, end of period	$11.75

Total return	17.50%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.34%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.32%	(c)

Net investment loss	(0.40%	)(c)

Supplemental data
Net assets, end of period (in thousands)	$131

Portfolio turnover	43%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  349

Financial Highlights (continued)

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund

	Year ended
Class 1	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.08
Net realized and unrealized gain on investments	.29

Total from investment operations	.37

Net asset value, end of period	$10.37

Total return	3.70%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.68%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.55%	(c)

Net investment income	1.28%	(c)

Supplemental data
Net assets, end of period (in thousands)	$1,087,790

Portfolio turnover	1,403%

	Year ended
Class 2	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.08
Net realized and unrealized gain on investments	.28

Total from investment operations	.36

Net asset value, end of period	$10.36

Total return	3.60%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.95%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.80%	(c)

Net investment income	1.25%	(c)

Supplemental data
Net assets, end of period (in thousands)	$478

Portfolio turnover	1,403%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

350  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Variable Portfolio — Pyramis® International Equity Fund

	Year ended
Class 1	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.05
Net realized and unrealized gain on investments	1.56

Total from investment operations	1.61

Less distributions to shareholders from:
Net investment income	(.04)

Net asset value, end of period	$11.57

Total return	16.14%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.06%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.96%	(c)

Net investment income	0.81%	(c)

Supplemental data
Net assets, end of period (in thousands)	$1,019,309

Portfolio turnover	43%

	Year ended
Class 2	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	.02
Net realized and unrealized gain on investments	1.57

Total from investment operations	1.59

Less distributions to shareholders from:
Net investment income	(.03)

Net asset value, end of period	$11.56

Total return	15.92%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.30%	(c)

Net expenses after fees waived or expenses reimbursed(d)	1.21%	(c)

Net investment income	0.22%	(c)

Supplemental data
Net assets, end of period (in thousands)	$87

Portfolio turnover	43%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  351

Financial Highlights (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

	Year ended
Class 1	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.02

Income from investment operations:
Net investment income	.11
Net realized and unrealized gain on investments	.06

Total from investment operations	.17

Net asset value, end of period	$10.19

Total return	1.70%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.62%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.55%	(c)

Net investment income	1.70%	(c)

Supplemental data
Net assets, end of period (in thousands)	$1,574,515

Portfolio turnover	360%

	Year ended
Class 2	December 31,
Per share data	2010(a)
Net asset value, beginning of period	$10.02

Income from investment operations:
Net investment income	.10
Net realized and unrealized gain on investments	.05

Total from investment operations	.15

Net asset value, end of period	$10.17

Total return	1.50%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.86%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.80%	(c)

Net investment income	1.57%	(c)

Supplemental data
Net assets, end of period (in thousands)	$469

Portfolio turnover	360%

Notes to Financial Highlights

(a)	For the period from May 7, 2010 (when shares became available) to December 31, 2010.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

352  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Notes to Financial Statements
December 31, 2010

Note 1. Organization

RiverSource Variable Series Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each a Fund and collectively, the Funds): RiverSource Variable Portfolio – Limited Duration Bond Fund; RiverSource Variable Portfolio – Strategic Income Fund; Variable Portfolio – AllianceBernstein International Value Fund; Variable Portfolio – American Century Diversified Bond Fund; Variable Portfolio – American Century Growth Fund; Variable Portfolio – Columbia Wanger International Equities Fund; Variable Portfolio – Columbia Wanger U.S. Equities Fund; Variable Portfolio – Eaton Vance Floating-Rate Income Fund; Variable Portfolio – Invesco International Growth Fund; Variable Portfolio – J.P. Morgan Core Bond Fund; Variable Portfolio – Jennison Mid Cap Growth Fund; Variable Portfolio – MFS Value Fund; Variable Portfolio – Marsico Growth Fund; Variable Portfolio – Mondrian International Small Cap Fund; Variable Portfolio – Morgan Stanley Global Real Estate Fund; Variable Portfolio – NFJ Dividend Value Fund; Variable Portfolio – Nuveen Winslow Large Cap Growth Fund (formerly known as Variable Portfolio – UBS Large Cap Growth Fund); Variable Portfolio – Partners Small Cap Growth Fund; Variable Portfolio – PIMCO Mortgage-Backed Securities Fund; Variable Portfolio – Pyramis® International Equity Fund and Variable Portfolio – Wells Fargo Short Duration Government Fund.

Each Fund, other than Variable Portfolio – Morgan Stanley Global Real Estate Fund, currently operates as a diversified fund. Variable Portfolio – Morgan Stanley Global Real Estate Fund is a non-diversified fund.

Fund Shares
Each Fund has unlimited authorized shares of beneficial interest (without par value). References to shares and shareholders within these financial statements refer to both shares and partners’ interests as well as shareholders and partners, respectively. Each Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You invest by participating in a qualified plan or buying a contract and making allocations to one or more Funds. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by each Fund’s Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets,

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  353

Notes to Financial Statements (continued)

certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Foreign currency exchange contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded.

Option contracts are valued daily at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
Each Fund may invest in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Each Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

Each Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

354  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Funds utilized forward foreign currency exchange contracts as detailed below:

Forward Currency Exchange Contracts	Funds
Settlement of purchases and sales of securities	RiverSource Variable Portfolio — Strategic Income Fund, Variable Portfolio — Invesco International Growth Fund, Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — American Century Growth Fund, Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — MFS Value Fund, Variable Portfolio — Mondrian International Small Cap Fund, Variable Portfolio — Morgan Stanley Global Real Estate Fund, Variable Portfolio — Pyramis® International Equity Fund

Hedge the currency exposure associated with some or all of the Fund’s securities	RiverSource Variable Portfolio — Strategic Income Fund, Variable Portfolio — AllianceBernstein International Value Fund, Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — American Century Growth Fund, Variable Portfolio — Morgan Stanley Global Real Estate Fund

Shift foreign currency exposure back to U.S. dollars	RiverSource Variable Portfolio — Strategic Income Fund, Variable Portfolio — AllianceBernstein International Value Fund, Variable Portfolio — Mondrian International Small Cap Fund, Variable Portfolio — Morgan Stanley Global Real Estate Fund

Shift investment exposure from one currency to another	RiverSource Variable Portfolio — Strategic Income Fund, Variable Portfolio — AllianceBernstein International Value Fund, Variable Portfolio — Morgan Stanley Global Real Estate Fund

Shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio	RiverSource Variable Portfolio — Strategic Income Fund, Variable Portfolio — AllianceBernstein International Value Fund, Variable Portfolio — Morgan Stanley Global Real Estate Fund

Create foreign currency exposure	RiverSource Variable Portfolio — Strategic Income Fund

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Funds will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds’ portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts
Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Funds bought and sold futures contracts traded on U.S. and foreign exchanges as detailed below:

Futures Contracts	Funds
Produce incremental earnings	Variable Portfolio — AllianceBernstein International Value Fund

Manage the duration and yield curve exposure of the Fund versus the benchmark	RiverSource Variable Portfolio — Limited Duration Bond Fund, RiverSource Variable Portfolio — Strategic Income Fund, Variable Portfolio — PIMCO Mortgaged-Backed Securities Fund

Manage exposure to movements in interest rates	RiverSource Variable Portfolio — Limited Duration Bond Fund, RiverSource Variable Portfolio — Strategic Income Fund, Variable Portfolio — PIMCO Mortgaged-Backed Securities Fund

Manage exposure to the securities market	Variable Portfolio — AllianceBernstein International Value Fund

Equitize cash to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions	Variable Portfolio — AllianceBernstein International Value Fund, Variable Portfolio — Pyramis® International Equity Fund

Upon entering into futures contracts, the Funds bear risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  355

Notes to Financial Statements (continued)

realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Funds pledge cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. The Funds bought and wrote options traded on U.S. and foreign exchanges or in the over-the-counter (OTC) markets as detailed below:

Options	Fund
Produce incremental earnings	Variable Portfolio — PIMCO Mortgaged-Backed Securities Fund

Completion of transactions for options traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Funds to secure certain OTC options trades. Cash collateral held or posted by the Funds for such option trades must be returned to the counterparty or the Funds upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Funds. The Funds will realize a gain or loss when the option transaction expires or is exercised. When options on debt securities or futures are exercised, the Funds will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call or purchased put option, or the purchase cost for a written put or purchased call option, is adjusted by the amount of premium received or paid.

The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The Funds’ maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Funds could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put options by holders of the option contracts or proceeds received upon entering into the contracts.

Contracts and premiums associated with options contracts written for the year ended December 31, 2010 were as follows:

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

	Calls		Puts
	Contracts	Premiums	Contracts	Premiums
Balance May 7, 2010 (when shares became available)	—	$—	—	$—
Opened	199	117,673	199	64,782
Closed	(199)	(117,673)	(199)	(64,782)

Balance December 31, 2010	—	$—	—	$—

356  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Interest Rate Swap Transactions
The Funds entered into interest rate swap transactions as detailed below:

Interest Rate Swaps	Funds
Produce incremental earnings

Gain exposure to or protect itself from market rate changes	Variable Portfolio — PIMCO Mortgaged-Backed Securities Fund

Synthetically add or subtract principal exposure to a market	Variable Portfolio — PIMCO Mortgaged-Backed Securities Fund

Manage the duration and yield curve exposure of the Fund versus the benchmark	Variable Portfolio — PIMCO Mortgaged-Backed Securities Fund

Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by Columbia Management Investment Advisers, LLC (the Investment Manager). The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of each Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on each Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivatives outstanding at the end of the period, if any.

RiverSource Variable Portfolio – Limited Duration Bond Fund

Fair values of derivative instruments at December 31, 2010

	Asset derivatives
	Statement of Assets
	and Liabilities
Risk exposure category	location	Fair value
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	$13,430,317	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  357

Notes to Financial Statements (continued)

Effect of derivative instruments in the Statement of Operations for the year ended December 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts
Interest rate contracts	$(10,927,649)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts
Interest rate contracts	$13,430,317

Volume of derivative activity
Futures
The gross notional amount of short contracts outstanding was approximately $567.1 million at December 31, 2010. The monthly average gross notional amounts for long and short contracts was $114.6 million and $411.1 million, respectively, for the year ended December 31, 2010. The fair value of such contracts at December 31, 2010 is set forth in the table above.

RiverSource Variable Portfolio – Strategic Income Fund

Fair values of derivative instruments at December 31, 2010

	Asset derivatives			Liability derivatives
	Statement of Assets			Statement of Assets
	and Liabilities			and Liabilities
Risk exposure category	location	Fair value		location	Fair value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$550,187		Unrealized depreciation on forward foreign currency exchange contracts	$810,891

Interest rate contracts	Net assets — unrealized appreciation on futures contracts	1,267,726	*

Total		$1,817,913			$810,891

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of derivative instruments in the Statement of Operations for the year ended December 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
	Forward foreign
	currency exchange	Futures
Risk exposure category	contracts	contracts	Total
Foreign exchange contracts	$65,493	$—	$65,493

Interest rate contracts	—	(1,391,254)	$(1,391,254)

Total	$65,493	$(1,391,254)	$(1,325,761)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
	Forward foreign
	currency exchange	Futures
Risk exposure category	contracts	contracts	Total
Foreign exchange contracts	$(260,704)	$—	$(260,704)

Interest rate contracts	—	1,267,726	$1,267,726

Total	$(260,704)	$1,267,726	$1,007,022

Volume of derivative activity
Forward foreign currency exchange contracts
The gross notional amount of contracts outstanding was approximately $51.3 million at December 31, 2010. The monthly average gross notional amount for these contracts was $22.6 for the year ended December 31, 2010. The fair value of such contracts at December 31, 2010 is set forth in the table above.

358  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Futures
The gross notional amount of long and short contracts outstanding was approximately $97.5 million and $93.6 million, respectively, at December 31, 2010. The monthly average gross notional amounts for long and short contracts was $39.8 million and $99.3 million, respectively, for the year ended December 31, 2010. The fair value of such contracts at December 31, 2010 is set forth in the table above.

Variable Portfolio – AllianceBernstein International Value Fund

Fair values of derivative instruments at December 31, 2010

	Asset derivatives		Liability derivatives
	Statement of Assets		Statement of Assets
	and Liabilities		and Liabilities
Risk exposure category	location	Fair value	location	Fair value
Equity contracts			Net assets — unrealized depreciation on futures contracts	$277,409	*

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$5,023,792	Unrealized depreciation on forward foreign currency exchange contracts	$3,020,473

Total		$5,023,792		$3,297,882

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of derivative instruments in the Statement of Operations for the year ended December 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
	Forward foreign
	currency exchange	Futures
Risk exposure category	contracts	contracts	Total
Equity contracts	$—	$(330,240)	$(330,240)

Foreign exchange contracts	4,323,836	—	$4,323,836

Total	$4,323,836	$(330,240)	$3,993,596

Change in unrealized appreciation (depreciation) on derivatives recognized in income
	Forward foreign
	currency exchange	Futures
Risk exposure category	contracts	contracts	Total
Equity contracts	$—	$(277,409)	$(277,409)

Foreign exchange contracts	2,003,319	—	$2,003,319

Total	$2,003,319	$(277,409)	$1,725,910

Volume of derivative activity
Forward foreign currency exchange contracts
The gross notional amount of contracts outstanding was approximately $354.9 million at December 31, 2010. The monthly average gross notional amount for these contracts was $392.8 million for the year ended December 31, 2010. The fair value of such contracts at December 31, 2010 is set forth in the table above.

Futures
The gross notional amount of long contracts outstanding was approximately $12.5 million at December 31, 2010. The monthly average gross notional amount for long contracts was $18.6 million for the year ended December 31, 2010. The fair value of such contracts at December 31, 2010 is set forth in the table above.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  359

Notes to Financial Statements (continued)

Variable Portfolio – American Century Diversified Bond Fund

Fair values of derivative instruments at December 31, 2010

	Asset derivatives
	Statement of Assets
	and Liabilities
Risk exposure category	location	Fair value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$1,581,830

Effect of derivative instruments in the Statement of Operations for the year ended December 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts
Foreign exchange contracts	$(982,140)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts
Foreign exchange contracts	$1,581,830

Volume of derivative activity
Forward foreign currency exchange contracts
The gross notional amount of contracts outstanding was approximately $45.7 million at December 31, 2010. The monthly average gross notional amount for these contracts was $32.4 million for the year ended December 31, 2010. The fair value of such contracts at December 31, 2010 is set forth in the table above.

Variable Portfolio – American Century Growth Fund

Fair values of derivative instruments at December 31, 2010

	Liability derivatives
	Statement of Assets
	and Liabilities
Risk exposure category	location	Fair value
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	$97,011

Effect of derivative instruments in the Statement of Operations for the year ended December 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts
Foreign exchange contracts	$(325,322)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts
Foreign exchange contracts	$(97,011)

360  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Volume of derivative activity
Forward foreign currency exchange contracts
The gross notional amount of contracts outstanding was approximately $5.5 million at December 31, 2010. The monthly average gross notional amount for these contracts was $3.6 million for the year ended December 31, 2010. The fair value of such contracts at December 31, 2010 is set forth in the table above.

Variable Portfolio – Columbia Wanger International Equities Fund

Fair values of derivative instruments at December 31, 2010

	Asset derivatives		Liability derivatives
	Statement of Assets		Statement of Assets
	and Liabilities		and Liabilities
Risk exposure category	location	Fair value	location	Fair value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$371	Unrealized depreciation on forward foreign currency exchange contracts	$4,110

Effect of derivative instruments in the Statement of Operations for the year ended December 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts
Foreign exchange contracts	$(1,249,432)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts
Foreign exchange contracts	$(3,739)

Volume of derivative activity
Forward foreign currency exchange contracts
The gross notional amount of contracts outstanding was approximately $609,000 at December 31, 2010. The monthly average gross notional amount for these contracts was $1.5 million for the year ended December 31, 2010. The fair value of such contracts at December 31, 2010 is set forth in the table above.

Variable Portfolio – Invesco International Growth Fund

Fair values of derivative instruments at December 31, 2010
At December 31, 2010, the fund had no outstanding derivatives.

Effect of derivative instruments in the Statement of Operations for the year ended December 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts
Foreign exchange contracts	$(6,378,341)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts
Foreign exchange contracts	$—

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  361

Notes to Financial Statements (continued)

Volume of derivative activity
Forward foreign currency exchange contracts
At December 31, 2010, the Fund had no outstanding forward foreign currency exchange contracts. The monthly average gross notional amount for these contracts was $2.9 million for the year ended December 31, 2010. The fair value of such contracts at December 31, 2010 is set forth in the table above.

Variable Portfolio – MFS Value Fund

Fair values of derivative instruments at December 31, 2010
At December 31, 2010, the fund had no outstanding derivatives.

Effect of derivative instruments in the Statement of Operations for the year ended December 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts
Foreign exchange contracts	$292,811

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts
Foreign exchange contracts	$—

Volume of derivative activity
Forward foreign currency exchange contracts
At December 31, 2010, the Fund had no outstanding forward foreign currency exchange contracts. The monthly average gross notional amount for these contracts was $500,000 for the year ended December 31, 2010. The fair value of such contracts at December 31, 2010 is set forth in the table above.

Variable Portfolio — Mondrian International Small Cap Fund

Fair values of derivative instruments at December 31, 2010

	Asset derivatives
	Statement of Assets
	and Liabilities
Risk exposure category	location	Fair value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$3,568

Effect of derivative instruments in the Statement of Operations for the year ended December 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts
Foreign exchange contracts	$217,408

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts
Foreign exchange contracts	$3,568

362  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Volume of derivative activity
Forward foreign currency exchange contracts
The gross notional amount of contracts outstanding was approximately $633,000 at December 31, 2010. The monthly average gross notional amount for these contracts was $442,000 for the year ended December 31, 2010. The fair value of such contracts at December 31, 2010 is set forth in the table above.

Variable Portfolio – Morgan Stanley Global Real Estate Fund

Fair values of derivative instruments at December 31, 2010

	Liability derivatives
	Statement of Assets
	and Liabilities
Risk exposure category	location	Fair value
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	$7,632

Effect of derivative instruments in the Statement of Operations for the year ended December 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts
Foreign exchange contracts	$34,777

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts
Foreign exchange contracts	$(7,632)

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  363

Notes to Financial Statements (continued)

Volume of derivative activity
Forward foreign currency exchange contracts
The gross notional amount of contracts outstanding was approximately $656,000 at December 31, 2010. The average gross notional amount of forward foreign currency exchange contracts opened, and subsequently closed, was $209,000 for the year ended December 31, 2010. The fair value of such contracts at December 31, 2010 is set forth in the table above.

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

Fair values of derivative instruments at December 31, 2010
At December 31, 2010, the fund had no outstanding derivatives.

Effect of derivative instruments in the Statement of Operations for the year ended December 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
	Futures
Risk exposure category	contracts	Options	Swaps	Total
Interest rate contracts	$(573,390)	$182,455	$926,709	$535,774

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Futures
Risk exposure category	contracts	Options	Swaps	Total
Interest rate contracts	$—	$—	$—	$—

Volume of derivative activity
Futures
At December 31, 2010, the Fund had no outstanding futures contracts. The average gross notional amounts for long and short contracts opened, and subsequently closed, was $9.1 million and $126.7 million, respectively, for the year ended December 31, 2010.

Swaps
At December 31, 2010, the Fund had no outstanding swap contracts. The average gross notional amount for these contracts opened, and subsequently closed, was $15.5 million for the year ended December 31, 2010.

Options
At December 31, 2010, the Fund had no outstanding options contracts. During the year ended December 31, 2010, the Fund entered into and closed 199 option contracts, of which, the average gross notional amount was $15.7 million.

Variable Portfolio – Pyramis® International Equity Fund

Fair values of derivative instruments at December 31, 2010

	Asset derivatives			Liability derivatives
	Statement of Assets			Statement of Assets
Risk exposure	and Liabilities			and Liabilities
category	location	Fair value		location	Fair value
Equity contracts	Net assets — unrealized appreciation on futures contracts	$475,815	*

Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	25,923		Unrealized depreciation on forward foreign currency exchange contracts	$18,199

Total		$501,738			$18,199

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

364  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Effect of derivative instruments in the Statement of Operations for the year ended December 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
	Forward foreign
	currency exchange	Futures
Risk exposure category	contracts	contracts	Total
Equity contracts	$—	$5,348,600	$5,348,600

Foreign exchange contracts	3,458,129	—	$3,458,129

Total	$3,458,129	$5,348,600	$8,806,729

Change in unrealized appreciation (depreciation) on derivatives recognized in income
	Forward foreign
	currency exchange	Futures
Risk exposure category	contracts	contracts	Total
Equity contracts	$—	$475,815	$475,815

Foreign exchange contracts	7,724	—	$7,724

Total	$7,724	$475,815	$483,539

Volume of derivative activity
Forward foreign currency exchange contracts
The gross notional amount of contracts outstanding was approximately $4.4 million at December 31, 2010. The monthly average gross notional amount for these contracts was $6.9 million for the year ended December 31, 2010. The fair value of such contracts at December 31, 2010 is set forth in the table above.

Futures
The gross notional amount of long contracts outstanding was approximately $24.9 million at December 31, 2010. The monthly average gross notional amount for long contracts was $21.5 million for the year ended December 31, 2010. The fair value of such contracts at December 31, 2010 is set forth in the table above.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Funds, through the custodian, receive delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Funds’ ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert its rights.

Investments in Loans
The senior loans acquired by the Funds typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy, the Funds may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

Delayed Delivery Securities and Forward Sale Commitments
The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds identify within their portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

The Funds may enter into forward sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  365

Notes to Financial Statements (continued)

settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Funds as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Funds realize a gain or loss. If the Funds deliver securities under the commitment, the Funds realize a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions
Certain Funds may enter into mortgage “dollar rolls” in which the Funds sell securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Funds lose the right to receive principal and interest paid on the securities sold. However, the Funds benefit because they receive negotiated amounts in the form of reductions of the purchase price of the commitment plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Funds record the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Funds compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Funds. Each Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Funds treat “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Funds sell the securities becomes insolvent, the Funds’ right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Funds are required to repurchase may be worth less than instruments which the Funds originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Treasury Inflation Protected Securities
Certain Funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Interest Only Securities
Certain Funds may invest in Interest Only Securities (IOs). IOs are stripped mortgage backed securities entitled to receive all of the security’s interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Principal Only Securities
Certain Funds may invest in Principal Only Securities (POs). POs are stripped mortgage backed securities entitled to receive most, if not all, of the principal from the underlying mortgage assets, but not the interest. The Fund assumes the risk, as the holder of a PO security, that it may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with

366  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

REITs
Certain Funds receive information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management’s estimates if actual information has not yet been reported. Management’s estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

The value of additional securities received as an income payment is recorded as income and increases the basis of such securities.

Expenses
General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to a Fund are charged to the Fund.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status
For federal income tax purposes, each Fund is treated as a separate entity.

Variable Portfolio – American Century Growth Fund, Variable Portfolio – Columbia Wanger U.S. Equities Fund, Variable Portfolio – Jennison Mid Cap Growth Fund, Variable Portfolio – MFS Value Fund, Variable Portfolio – Marsico Growth Fund, Variable Portfolio – NFJ Dividend Value Fund, Variable Portfolio – Nuveen Winslow Large Cap Growth Fund and Variable Portfolio – Partners Small Cap Growth Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there are no provisions for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund’s income and loss. The components of each Fund’s net assets are reported at the partner level for federal income tax purposes, and therefore, are not presented in the Statements of Assets and Liabilities.

RiverSource Variable Portfolio – Limited Duration Bond Fund, RiverSource Variable Portfolio – Strategic Income Fund, Variable Portfolio – AllianceBernstein International Value Fund, Variable Portfolio – American Century Diversified Bond Fund, Variable Portfolio – Columbia Wanger International Equities Fund, Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Variable Portfolio – Invesco International Growth Fund, Variable Portfolio – J.P. Morgan Core Bond Fund, Variable Portfolio – Mondrian International Small Cap Fund, Variable Portfolio – Morgan Stanley Global Real Estate Fund, Variable Portfolio – PIMCO Mortgage-Backed Securities Fund, Variable Portfolio – Pyramis® International Equity Fund, and Variable Portfolio – Wells Fargo Short Duration Government Fund intend to qualify each year as separate regulated investment companies (RICs) under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their taxable income for their tax year, and as such will not be subject to federal income taxes. In addition, the Funds intend to distribute in each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Foreign Taxes
The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries, as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Funds pay such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  367

Notes to Financial Statements (continued)

Distributions to Subaccounts
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed quarterly, when available, for Variable Portfolio – AllianceBernstein International Value Fund, Variable Portfolio – Columbia Wanger International Equities Fund, Variable Portfolio – Invesco International Growth Fund, Variable Portfolio – Mondrian International Small Cap Fund and Variable Portfolio – Pyramis® International Equity Fund. Dividends from net investment income are declared and distributed annually, when available, for RiverSource Variable Portfolio – Limited Duration Bond Fund, RiverSource Variable Portfolio – Strategic Income Fund, Variable Portfolio – American Century Diversified Bond Fund, Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Variable Portfolio – J.P. Morgan Core Bond Fund, Variable Portfolio – Morgan Stanley Global Real Estate Fund, Variable Portfolio – PIMCO Mortgage-Backed Securities Fund and Variable Portfolio – Wells Fargo Short Duration Government Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to RICs. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fees
The Funds have an Investment Management Services Agreement with the Investment Manager for managing investments, record keeping and other services that are based solely on the assets of each Fund. The management fee is an annual fee that is equal to a percentage of each Fund’s average daily net assets that declines as each Fund’s net assets increase. The percentage range for each Fund and the management fee percentage of each Fund’s average daily net assets for the year ended December 31, 2010, were as follows:

			Management
Fund	Low	High	Fee %
RiverSource Variable Portfolio — Limited Duration Bond Fund	0.29%	0.48%	0.47%
RiverSource Variable Portfolio — Strategic Income Fund	0.39%	0.57%	0.52%
Variable Portfolio — AllianceBernstein International Value Fund	0.70%	0.85%	0.85%
Variable Portfolio — American Century Diversified Bond Fund	0.40%	0.48%	0.47%
Variable Portfolio — American Century Growth Fund	0.50%	0.65%	0.64%
Variable Portfolio — Columbia Wanger International Equities Fund	0.85%	0.95%	0.94%
Variable Portfolio — Columbia Wanger U.S. Equities Fund	0.80%	0.90%	0.88%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	0.53%	0.63%	0.63%
Variable Portfolio — Invesco International Growth Fund	0.70%	0.85%	0.84%
Variable Portfolio — J.P. Morgan Core Bond Fund	0.40%	0.48%	0.47%
Variable Portfolio — Jennison Mid Cap Growth Fund	0.65%	0.75%	0.75%
Variable Portfolio — MFS Value Fund	0.50%	0.65%	0.64%
Variable Portfolio — Marsico Growth Fund	0.50%	0.65%	0.64%
Variable Portfolio — Mondrian International Small Cap Fund	0.85%	0.95%	0.95%
Variable Portfolio — Morgan Stanley Global Real Estate Fund	0.75%	0.85%	0.85%
Variable Portfolio — NFJ Dividend Value Fund	0.50%	0.65%	0.64%
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	0.50%	0.65%	0.65%
Variable Portfolio — Partners Small Cap Growth Fund	0.80%	0.90%	0.88%
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	0.40%	0.48%	0.48%
Variable Portfolio — Pyramis® International Equity Fund	0.70%	0.85%	0.85%
Variable Portfolio — Wells Fargo Short Duration Government Fund	0.40%	0.48%	0.48%

368  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Subadvisory Agreements
The Investment Manager contracts with and compensates subadvisers to manage the investment of each Fund’s assets. The Investment Manager has Subadvisory Agreements with the following subadvisers:

Fund	Subadviser
Variable Portfolio — AllianceBernstein International Value Fund	AllianceBernstein L.P.
Variable Portfolio — American Century Diversified Bond Fund	American Century Investment Management, Inc.
Variable Portfolio — American Century Growth Fund	American Century Investment Management, Inc.
Variable Portfolio — Columbia Wanger International Equities Fund	Columbia Wanger Asset Management LLC*
Variable Portfolio — Columbia Wanger U.S. Equities Fund	Columbia Wanger Asset Management LLC*
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	Eaton Vance Management
Variable Portfolio — Invesco International Growth Fund	Invesco Advisers, Inc.
Variable Portfolio — J.P. Morgan Core Bond Fund	J.P. Morgan Investment Management Inc.
Variable Portfolio — Jennison Mid Cap Growth Fund	Jennison Associates LLC
Variable Portfolio — MFS Value Fund	Massachusetts Financial Services Company
Variable Portfolio — Marsico Growth Fund	Marsico Capital Management, LLC
Variable Portfolio — Mondrian International Small Cap Fund	Mondrian Investment Partners Limited
Variable Portfolio — Morgan Stanley Global Real Estate Fund	Morgan Stanley Investment Management Inc.
Variable Portfolio — NFJ Dividend Value Fund	NFJ Investment Group LLC
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	Winslow Capital Management, Inc.
Variable Portfolio — Partners Small Cap Growth Fund	TCW Investment Management Company The London Company** Wells Capital Management Company
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	Pacific Investment Management Company LLC
Variable Portfolio — Pyramis® International Equity Fund	Pyramis Global Advisors, LLC
Variable Portfolio — Wells Fargo Short Duration Government Fund	Wells Capital Management Incorporated

*	A wholly-owned subsidiary of the Investment Manager.
**	London Company of Virginia, doing business as The London Company.

For the Period from May 7, 2010 until November 16, 2010, Variable Portfolio – Nuveen Winslow Large Cap Growth Fund was managed by UBS Global Asset Management (Americas) Inc. Management of the Fund was assumed by Winslow Capital Management, Inc. on November 17, 2010.

New investments in Variable Portfolio – Partners Small Cap Growth Fund, net of any redemptions, are allocated to each subadviser in accordance with the Investment Manager’s determination of the allocation that is in the best interests of the Fund’s shareholders. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  369

Notes to Financial Statements (continued)

Administration Fees
Under an Administrative Services Agreement, each Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of each Fund’s average daily net assets that declines as each Fund’s net assets increase. Prior to January 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since January 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator. The percentage range for each Fund and the administration fee percentage of each Fund’s average daily net assets for the year ended December 31, 2010, were as follows:

			Administration
Fund	Low	High	Fee %
RiverSource Variable Portfolio — Limited Duration Bond Fund	0.04%	0.07%	0.06%
RiverSource Variable Portfolio — Strategic Income Fund	0.04%	0.07%	0.07%
Variable Portfolio — AllianceBernstein International Value Fund	0.05%	0.08%	0.08%
Variable Portfolio — American Century Diversified Bond Fund	0.04%	0.07%	0.07%
Variable Portfolio — American Century Growth Fund	0.03%	0.06%	0.06%
Variable Portfolio — Columbia Wanger International Equities Fund	0.05%	0.08%	0.08%
Variable Portfolio — Columbia Wanger U.S. Equities Fund	0.05%	0.08%	0.08%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	0.04%	0.07%	0.07%
Variable Portfolio — Invesco International Growth Fund	0.05%	0.08%	0.08%
Variable Portfolio — J.P. Morgan Core Bond Fund	0.04%	0.07%	0.07%
Variable Portfolio — Jennison Mid Cap Growth Fund	0.03%	0.06%	0.06%
Variable Portfolio — MFS Value Fund	0.03%	0.06%	0.06%
Variable Portfolio — Marsico Growth Fund	0.03%	0.06%	0.06%
Variable Portfolio — Mondrian International Small Cap Fund	0.05%	0.08%	0.08%
Variable Portfolio — Morgan Stanley Global Real Estate Fund	0.05%	0.08%	0.08%
Variable Portfolio — NFJ Dividend Value Fund	0.03%	0.06%	0.06%
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	0.03%	0.06%	0.06%
Variable Portfolio — Partners Small Cap Growth Fund	0.05%	0.08%	0.08%
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	0.04%	0.07%	0.07%
Variable Portfolio — Pyramis® International Equity Fund	0.05%	0.08%	0.08%
Variable Portfolio — Wells Fargo Short Duration Government Fund	0.04%	0.07%	0.07%

Other Fees
Other expenses are for, among other things, certain expenses of the Funds or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund

370  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

and Board expenses is facilitated by a company providing limited administrative services to each Fund and the Board. For the year ended December 31, 2010, other expenses paid to this company were as follows:

Fund	Amount
RiverSource Variable Portfolio — Limited Duration Bond Fund	$1,359
RiverSource Variable Portfolio — Strategic Income Fund	513
Variable Portfolio — AllianceBernstein International Value Fund	735
Variable Portfolio — American Century Diversified Bond Fund	1,184
Variable Portfolio — American Century Growth Fund	1,039
Variable Portfolio — Columbia Wanger International Equities Fund	307
Variable Portfolio — Columbia Wanger U.S. Equities Fund	371
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	479
Variable Portfolio — Invesco International Growth Fund	970
Variable Portfolio — J.P. Morgan Core Bond Fund	1,076
Variable Portfolio — Jennison Mid Cap Growth Fund	496
Variable Portfolio — MFS Value Fund	851
Variable Portfolio — Marsico Growth Fund	934
Variable Portfolio — Mondrian International Small Cap Fund	176
Variable Portfolio — Morgan Stanley Global Real Estate Fund	220
Variable Portfolio — NFJ Dividend Value Fund	858
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	701
Variable Portfolio — Partners Small Cap Growth Fund	253
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	662
Variable Portfolio — Pyramis® International Equity Fund	600
Variable Portfolio — Wells Fargo Short Duration Government Fund	957

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of each Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each Fund or certain other funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in each Fund until distributed in accordance with the Plan.

Transfer Agency Fees
The Funds have a Transfer Agency and Servicing Agreement with Columbia Management Investment Services Corp. (the Transfer Agent). The fee for each Fund under this agreement is an annual rate of 0.06% of the Fund’s average daily net assets.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

Distribution Fees
The Funds have an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  371

Notes to Financial Statements (continued)

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
For the year ended December 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Fund	Class 1	Class 2
RiverSource Variable Portfolio — Limited Duration Bond Fund	0.54%	0.79%
RiverSource Variable Portfolio — Strategic Income Fund	0.58%	0.83%
Variable Portfolio — AllianceBernstein International Value Fund	0.92%	1.17%
Variable Portfolio — American Century Diversified Bond Fund	0.55%	0.80%
Variable Portfolio — American Century Growth Fund	0.70%	0.95%
Variable Portfolio — Columbia Wanger International Equities Fund	1.15%	1.40%
Variable Portfolio — Columbia Wanger U.S. Equities Fund	0.97%	1.22%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	0.58%	0.83%
Variable Portfolio — Invesco International Growth Fund	0.96%	1.21%
Variable Portfolio — J.P. Morgan Core Bond Fund	0.55%	0.80%
Variable Portfolio — Jennison Mid Cap Growth Fund	0.82%	1.07%
Variable Portfolio — MFS Value Fund	0.64%	0.89%
Variable Portfolio — Marsico Growth Fund	0.70%	0.95%
Variable Portfolio — Morgan Stanley Global Real Estate Fund	0.86%	1.11%
Variable Portfolio — NFJ Dividend Value Fund	0.64%	0.89%
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	0.70%	0.95%
Variable Portfolio — Partners Small Cap Growth Fund	1.07%	1.32%
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	0.55%	0.80%
Variable Portfolio — Pyramis® International Equity Fund	0.96%	1.21%
Variable Portfolio — Wells Fargo Short Duration Government Fund	0.55%	0.80%

The transfer agency fees and other expenses waived/reimbursed at the class level were as follows:

Fund	Class 1	Class 2
RiverSource Variable Portfolio — Limited Duration Bond Fund	$757,321	$208
RiverSource Variable Portfolio — Strategic Income Fund	282,557	164
Variable Portfolio — AllianceBernstein International Value Fund	421,048	73
Variable Portfolio — American Century Diversified Bond Fund	651,411	78
Variable Portfolio — American Century Growth Fund	577,943	21
Variable Portfolio — Columbia Wanger International Equities Fund	169,559	148
Variable Portfolio — Columbia Wanger U.S. Equities Fund	208,444	80
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	264,661	213
Variable Portfolio — Invesco International Growth Fund	543,677	44
Variable Portfolio — J.P. Morgan Core Bond Fund	593,130	153
Variable Portfolio — Jennison Mid Cap Growth Fund	276,218	41
Variable Portfolio — MFS Value Fund	489,080	49
Variable Portfolio — Marsico Growth Fund	522,394	39
Variable Portfolio — Morgan Stanley Global Real Estate Fund	125,856	86
Variable Portfolio — NFJ Dividend Value Fund	493,902	22
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	392,841	7
Variable Portfolio — Partners Small Cap Growth Fund	33,110	4
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	367,370	73
Variable Portfolio — Pyramis® International Equity Fund	342,328	7
Variable Portfolio — Wells Fargo Short Duration Government Fund	529,939	66

372  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

The management fees waived/reimbursed at the Fund level were as follows:

Fund
RiverSource Variable Portfolio — Limited Duration Bond Fund	$141,721
RiverSource Variable Portfolio — Strategic Income Fund	283,444
Variable Portfolio — AllianceBernstein International Value Fund	387,363
Variable Portfolio — American Century Diversified Bond Fund	46,203
Variable Portfolio — American Century Growth Fund	140,813
Variable Portfolio — Columbia Wanger International Equities Fund	326,540
Variable Portfolio — Columbia Wanger U.S. Equities Fund	96,017
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	798,435
Variable Portfolio — Invesco International Growth Fund	13,105
Variable Portfolio — J.P. Morgan Core Bond Fund	89,557
Variable Portfolio — Jennison Mid Cap Growth Fund	129,463
Variable Portfolio — MFS Value Fund	625,527
Variable Portfolio — Marsico Growth Fund	164,229
Variable Portfolio — Morgan Stanley Global Real Estate Fund	383,070
Variable Portfolio — NFJ Dividend Value Fund	618,221
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	234,428
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	382,073
Variable Portfolio — Pyramis® International Equity Fund	201,977
Variable Portfolio — Wells Fargo Short Duration Government Fund	111,161

For the year ended December 31, 2010, the waiver was not invoked for Variable Portfolio – Mondrian International Small Cap Fund since the Fund’s expenses were below the cap amount.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of each Fund’s average daily net assets:

Fund	Class 1	Class 2
RiverSource Variable Portfolio — Limited Duration Bond Fund	0.54%	0.79%
RiverSource Variable Portfolio — Strategic Income Fund	0.58%	0.83%
Variable Portfolio — AllianceBernstein International Value Fund	0.92%	1.17%
Variable Portfolio — American Century Diversified Bond Fund	0.55%	0.80%
Variable Portfolio — American Century Growth Fund	0.70%	0.95%
Variable Portfolio — Columbia Wanger International Equities Fund	1.15%	1.40%
Variable Portfolio — Columbia Wanger U.S. Equities Fund	0.97%	1.22%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	0.58%	0.83%
Variable Portfolio — Invesco International Growth Fund	0.96%	1.21%
Variable Portfolio — J.P. Morgan Core Bond Fund	0.55%	0.80%
Variable Portfolio — Jennison Mid Cap Growth Fund	0.82%	1.07%
Variable Portfolio — MFS Value Fund	0.64%	0.89%
Variable Portfolio — Marsico Growth Fund	0.70%	0.95%
Variable Portfolio — Mondrian International Small Cap Fund	1.31%	1.56%
Variable Portfolio — Morgan Stanley Global Real Estate Fund	0.86%	1.11%
Variable Portfolio — NFJ Dividend Value Fund	0.64%	0.89%
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	0.70%	0.95%
Variable Portfolio — Partners Small Cap Growth Fund	1.07%	1.32%
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	0.55%	0.80%
Variable Portfolio — Pyramis® International Equity Fund	0.96%	1.21%
Variable Portfolio — Wells Fargo Short Duration Government Fund	0.55%	0.80%

*	In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and each Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  373

Notes to Financial Statements (continued)

Note 4. Portfolio Information

For the period from May 7, 2010 (when shares became available) to December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations but including any applicable mortgage dollar rolls), for each fund aggregated to:

Fund	Purchases	Proceeds
RiverSource Variable Portfolio — Limited Duration Bond Fund	$2,580,121,258	$288,030,622
RiverSource Variable Portfolio — Strategic Income Fund	1,111,478,111	323,380,364
Variable Portfolio — AllianceBernstein International Value Fund	1,313,306,969	305,717,036
Variable Portfolio — American Century Diversified Bond Fund	2,987,657,417	1,088,281,496
Variable Portfolio — American Century Growth Fund	2,326,339,871	832,239,565
Variable Portfolio — Columbia Wanger International Equities Fund	448,394,806	82,190,911
Variable Portfolio — Columbia Wanger U.S. Equities Fund	635,639,220	90,757,322
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	852,838,254	111,525,125
Variable Portfolio — Invesco International Growth Fund	1,500,705,188	228,028,558
Variable Portfolio — J.P. Morgan Core Bond Fund	2,932,984,235	1,189,820,654
Variable Portfolio — Jennison Mid Cap Growth Fund	883,201,381	172,716,119
Variable Portfolio — MFS Value Fund	1,500,960,201	166,351,421
Variable Portfolio — Marsico Growth Fund	1,875,789,935	578,314,513
Variable Portfolio — Mondrian International Small Cap Fund	264,807,641	36,159,203
Variable Portfolio — Morgan Stanley Global Real Estate Fund	340,584,625	43,923,280
Variable Portfolio — NFJ Dividend Value Fund	1,554,449,957	293,795,061
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	2,081,321,054	1,094,194,939
Variable Portfolio — Partners Small Cap Growth Fund	544,720,770	158,637,804
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	15,983,494,329	14,729,618,833
Variable Portfolio — Pyramis® International Equity Fund	1,166,689,262	366,892,516
Variable Portfolio — Wells Fargo Short Duration Government Fund	6,395,853,408	4,882,375,665

Note 5. Payments by Affiliates

The Investment Manager reimbursed the Funds for brokerage commissions incurred in connection with investing new cash at or near the launch of the Funds in May 2010, as follows:

Fund	Reimbursement
Variable Portfolio — AllianceBernstein International Value Fund	$371,014
Variable Portfolio — Columbia Wanger International Equities Fund	293,262
Variable Portfolio — Columbia Wanger U.S. Equities Fund	12,524
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	5,250
Variable Portfolio — Invesco International Growth Fund	1,053,697
Variable Portfolio — Marsico Growth Fund	19,621
Variable Portfolio — Morgan Stanley Global Real Estate Fund	255,586

In addition, the Investment Manager reimbursed Variable Portfolio — Columbia Wanger U.S. Equities Fund $12,563 for a loss on a trading error.

Note 6. Commission Recapture

Variable Portfolio – Pyramis® International Equity Fund participated in the Pyramis Global Advisors’ commission recapture program (the Program). The Program generates rebates on a portion of portfolio trades. During the year ended December 31, 2010, the Fund received cash rebates of $137,700 from the Program which are included in net realized gain or loss on investments in the Statements of Operations.

Note 7. Lending of Portfolio Securities

Each Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Funds. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional

374  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Funds into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Funds’ Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At December 31, 2010, the value of the securities on loan and value of the cash collateral and U.S. government securities received as collateral were as follows:

			U.S.
	Securities	Cash collateral	government
Fund	value	value	securities value
RiverSource Variable Portfolio — Limited Duration Bond Fund	$162,659,103	$166,907,172	$—
RiverSource Variable Portfolio — Strategic Income Fund	188,508,097	143,378,234	48,734,587
Variable Portfolio — AllianceBernstein International Value Fund	63,288,812	65,921,154	—
Variable Portfolio — American Century Diversified Bond Fund	420,819,733	416,239,169	12,387,437
Variable Portfolio — American Century Growth Fund	357,100,977	366,540,420	—
Variable Portfolio — Columbia Wanger International Equities Fund	49,928,459	51,901,837	—
Variable Portfolio — Columbia Wanger U.S. Equities Fund	158,784,142	163,501,680	380,747
Variable Portfolio — Invesco International Growth Fund	126,980,965	131,954,932	—
Variable Portfolio — J.P. Morgan Core Bond Fund	332,760,744	310,502,586	28,516,588
Variable Portfolio — Jennison Mid Cap Growth Fund	154,979,563	159,376,990	—
Variable Portfolio — MFS Value Fund	103,430,831	105,389,591	—
Variable Portfolio — Marsico Growth Fund	301,029,413	307,771,469	—
Variable Portfolio — Mondrian International Small Cap Fund	23,933,491	25,038,027	—
Variable Portfolio — Morgan Stanley Global Real Estate Fund	35,712,791	36,911,844	—
Variable Portfolio — NFJ Dividend Value Fund	175,555,267	179,336,333	—
Variable Portfolio — Partners Small Cap Growth Fund	88,732,817	91,595,096	—
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	68,571,922	69,733,500	—
Variable Portfolio — Pyramis® International Equity Fund	43,797,493	45,696,646	—
Variable Portfolio — Wells Fargo Short Duration Government Fund	437,813,555	446,013,941	—

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Funds in connection with the securities lending program. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Funds receive income for lending their securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2010 is disclosed in the Statement of Operations. The Funds continue to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

Each Fund may invest its daily cash balances in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use by each Fund and other affiliated Funds. The income earned by the Funds from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At December 31, 2010, the Investment Manager and/or affiliates owned 100% of Class 1 and Class 2 shares for each Fund.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  375

Notes to Financial Statements (continued)

Note 10. Line of Credit

Each Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender’s sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to October 14, 2010, the credit facility agreement, which was a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. Each Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Funds had no borrowings for the year ended December 31, 2010.

Note 11. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent and timing book to tax differences resulting primarily from differing treatments for futures contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions, post-October losses, foreign tax credits and losses deferred due to wash sales were identified and permanent differences reclassed among the components of each Fund’s net assets in the Statement of Assets and Liabilities as follows:

	Undistributed
	(excess of
	distributions over)	Accumulated	Paid-in capital
	net investment	net realized	(decrease)
Fund	income	gain (loss)	increase
RiverSource Variable Portfolio — Limited Duration Bond Fund	$2	$—	$(2)
RiverSource Variable Portfolio — Strategic Income Fund	1,356,800	(1,356,797)	(3)
Variable Portfolio — AllianceBernstein International Value Fund	5,716,337	(5,716,335)	(2)
Variable Portfolio — American Century Diversified Bond Fund	(2,788,859)	2,788,862	(3)
Variable Portfolio — Columbia Wanger International Equities Fund	1,477,341	(1,477,341)	—
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	2	—	(2)
Variable Portfolio — Invesco International Growth Fund	987,904	(987,902)	(2)
Variable Portfolio — J.P. Morgan Core Bond Fund	3	—	(3)
Variable Portfolio — Mondrian International Small Cap Fund	207,555	(207,553)	(2)
Variable Portfolio — Morgan Stanley Global Real Estate Fund	(105,837)	105,839	(2)
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	2,031,223	(2,031,221)	(2)
Variable Portfolio — Pyramis® International Equity Fund	220,184	(220,182)	(2)
Variable Portfolio — Wells Fargo Short Duration Government Fund	2	—	(2)

376  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

The tax character of distributions paid during the year indicated was as follows:

	Year ended December 31, 2010
		Long-term	Tax return of
Fund	Ordinary income	capital gains	capital
Variable Portfolio — AllianceBernstein International Value Fund	$10,501,102	$—	$—
Variable Portfolio — Columbia Wanger International Equities Fund	2,300,564	—	—
Variable Portfolio — Invesco International Growth Fund	8,799,065	—	—
Variable Portfolio — Mondrian International Small Cap Fund	2,500,305	—	—
Variable Portfolio — Pyramis® International Equity Fund	3,701,488	—	—

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

		Undistributed		Unrealized
	Undistributed	accumulated	Accumulated	appreciation
Fund	ordinary income	long-term gain	realized loss	(depreciation)
RiverSource Variable Portfolio — Limited Duration Bond Fund	$34,154,977	$6,965,017	$—	$15,012,083
RiverSource Variable Portfolio — Strategic Income Fund	33,648,720	133,173	(1,266,168)	25,392,297
Variable Portfolio — AllianceBernstein International Value Fund	46,618,014	—	—	162,724,783
Variable Portfolio — American Century Diversified Bond Fund	32,401,918	—	—	5,979,153
Variable Portfolio — Columbia Wanger International Equities Fund	17,110,424	—	—	83,269,089
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	18,477,884	—	—	12,059,962
Variable Portfolio — Invesco International Growth Fund	17,954,916	—	—	259,027,378
Variable Portfolio — J.P. Morgan Core Bond Fund	38,452,936	—	—	3,267,766
Variable Portfolio — Mondrian International Small Cap Fund	9,006,874	—	—	58,710,276
Variable Portfolio — Morgan Stanley Global Real Estate Fund	16,166,725	391,009	—	51,621,141
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	35,713,055	—	(6,028,053)	(6,113,020)
Variable Portfolio — Pyramis® International Equity Fund	26,218,862	3,494,415	—	156,173,356
Variable Portfolio — Wells Fargo Short Duration Government Fund	19,490,065	—	—	1,404,130

At December 31, 2010, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

		Gross unrealized	Gross unrealized	Net appreciation
Fund	Tax cost	appreciation	depreciation	(depreciation)
RiverSource Variable Portfolio — Limited Duration Bond Fund	$2,488,797,580	$23,333,516	$(8,314,778)	$15,018,738
RiverSource Variable Portfolio — Strategic Income Fund	996,932,110	30,517,897	(6,939,591)	23,578,306
Variable Portfolio — AllianceBernstein International Value Fund	1,149,274,101	170,039,232	(7,238,857)	162,800,375
Variable Portfolio — American Century Diversified Bond Fund	2,426,944,969	17,671,684	(13,179,357)	4,492,327
Variable Portfolio — Columbia Wanger International Equities Fund	470,739,988	87,959,579	(4,802,012)	83,157,567
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	798,679,958	13,217,630	(1,155,475)	12,062,155
Variable Portfolio — Invesco International Growth Fund	1,517,786,889	263,510,049	(4,484,475)	259,025,574
Variable Portfolio — J.P. Morgan Core Bond Fund	2,087,809,717	17,706,149	(10,358,030)	7,348,119
Variable Portfolio — Mondrian International Small Cap Fund	268,481,571	59,003,111	(301,532)	58,701,579
Variable Portfolio — Morgan Stanley Global Real Estate Fund	352,537,744	52,465,294	(859,692)	51,605,602
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	1,614,163,837	3,595,797	(7,177,219)	(3,581,422)
Variable Portfolio — Pyramis® International Equity Fund	906,564,680	160,785,043	(4,632,898)	156,152,145
Variable Portfolio — Wells Fargo Short Duration Government Fund	2,062,499,175	5,375,010	(3,966,484)	1,408,526

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2010, the following post-October losses attributed to security transactions were deferred to December 31, 2011:

Fund	2019
RiverSource Variable Portfolio — Strategic Income Fund	$1,266,168
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	6,028,053

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  377

Notes to Financial Statements (continued)

decisions). The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 12. Significant Risks

Floating Rate Loan Risk
Variable Portfolio – Eaton Vance Floating-Rate Income Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the Fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, derivatives risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the Fund to purchase or sell floating rate loans and may have a negative impact on fund performance. The floating rate loans and securities in which the fund invests generally are lower rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities.

Non-Diversification Risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer companies than a diversified fund. The Variable Portfolio – Morgan Stanley Global Real Estate Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Sector Focus Risk
Variable Portfolio – Partners Small Cap Growth Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that invests in a wider range of industries.

Foreign Securities Risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Small and Mid-sized Company Risk
Investments in small and medium size companies often involve greater risks than investments in larger, more established companies, including less predictable earnings, lack of experienced management, financial resources, product diversification and competitive strengths. Securities of small and medium size companies may trade only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Real Estate Sector Risk
The risks associated with the ownership of real estate and the real estate industry in general can include fluctuations in the value of the properties underlying the Fund’s portfolio holdings, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring an adjustment of the financial statements or additional disclosure.

378  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

In August 2010, the Board of Trustees of RiverSource Variable Portfolio – Strategic Income Fund (the “Fund”) approved a proposal to merge the Fund with and into Columbia Strategic Income Fund, Variable Series. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. The proposal was approved at a meeting of shareholders held on February 15, 2011, and is expected to close before the end of the second quarter 2011.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, Plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  379

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
RiverSource Variable Portfolio — Limited Duration Bond Fund, RiverSource Variable Portfolio — Strategic Income Fund, Variable Portfolio — AllianceBernstein International Value Fund, Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — American Century Growth Fund, Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — Columbia Wanger U.S. Equities Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — Invesco International Growth Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — Jennison Mid Cap Growth Fund, Variable Portfolio — MFS Value Fund, Variable Portfolio — Marsico Growth Fund, Variable Portfolio — Mondrian International Small Cap Fund, Variable Portfolio — Morgan Stanley Global Real Estate Fund, Variable Portfolio — NFJ Dividend Value Fund, Variable Portfolio — Nuveen Winslow Large Cap Growth Fund (formerly known as Variable Portfolio — UBS Large Cap Growth Fund), Variable Portfolio — Partners Small Cap Growth Fund, Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Variable Portfolio — Pyramis® International Equity Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of RiverSource Variable Portfolio — Limited Duration Bond Fund, RiverSource Variable Portfolio — Strategic Income Fund, Variable Portfolio — AllianceBernstein International Value Fund, Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — American Century Growth Fund, Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — Columbia Wanger U.S. Equities Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — Invesco International Growth Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — Jennison Mid Cap Growth Fund, Variable Portfolio — MFS Value Fund, Variable Portfolio — Marsico Growth Fund, Variable Portfolio — Mondrian International Small Cap Fund, Variable Portfolio — Morgan Stanley Global Real Estate Fund, Variable Portfolio — NFJ Dividend Value Fund, Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Variable Portfolio — Partners Small Cap Growth Fund, Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Variable Portfolio — Pyramis® International Equity Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund (the Funds) (twenty-one of the portfolios constituting the RiverSource Variable Series Trust) as of December 31, 2010, and the related statements of operations, changes in net assets, and financial highlights for the period from May 7, 2010 (when shares became available) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

380  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within RiverSource Variable Series Trust at December 31, 2010, the results of their operations, changes in their net assets, and financial highlights for the period from May 7, 2010 (when shares became available) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 23, 2011

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  381

Board Members and Officers

Shareholders elect a Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Funds and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since 3/1/85	Attorney and Consultant	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

382  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Funds and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Funds’ Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Funds’ other officers are:

Fund Officers

Name,	Position held
address,	with Funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke One Financial Center Boston, MA 02111 Age 41	Treasurer since 1/12/11	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  383

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with Funds and	Principal occupation
age	length of service	during past five years
Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 47	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

384  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of the Subadvisory Agreement between Winslow Capital Management, Inc. and Columbia Management Investment Advisers, LLC

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc., serves as the investment manager to VP — Nuveen Winslow Large Cap Growth Fund (the “Fund”), formerly known as VP — UBS Large Cap Growth Fund. Under an investment management services agreement (“IMS Agreement”), Columbia Management is responsible for the provision of investment advice and other services to the Fund. In addition, under a Subadvisory Agreement (the “Subadvisory Agreement”) between Columbia Management and Winslow Capital Management, Inc. (“Winslow”), Winslow has provided portfolio management and related services for the Fund since November 17, 2010. Effective November 17, 2010, UBS Global Asset Management (Americas) Inc. (“UBS”) was terminated as Subadviser to the Fund.

At the September 8, 2010 meeting (September Meeting) of the Board of Trustees (the “Board”), including the independent Board members (the “Independent Directors”), independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board’s consideration of the Subadvisory Agreement between the investment manager and Winslow, and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved the Subadvisory Agreement.

Nature, Extent and Quality of Service Provided by Winslow: The Board considered its analysis of various reports and presentations received by it or one of its committees detailing the services to be performed by Winslow, as subadviser for the Fund, as well as its history, reputation, expertise, resources and relative capabilities, and the qualifications of its personnel. The Board observed that the Chief Compliance Officer of the Fund had reviewed and recommended approval of Winslow’s code of ethics and compliance program. The Board also considered Winslow’s investment strategy/style as well as the experience of the personnel that would manage the Fund. The Board also considered the financial condition of Winslow and its capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. The Board also discussed the acceptability of the terms of the Subadvisory Agreement including the relatively broad scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the investment manager. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the investment manager’s recommendation that the Board approve entering into the Subadvisory Agreement with Winslow, which is unaffiliated with the investment manager, and that the agreement is in the Fund’s best interests, the Board concluded that Winslow was in a position to provide a high quality and level of service to the Fund.

Investment Performance of Winslow:  For purposes of evaluating the nature, extent and quality of services provided under the Subadvisory Agreement, the Board considered Winslow’s overall performance record in managing other portfolios with similar strategies as were proposed for the Fund. The Board accorded particular weight to certain of Winslow’s other similarly managed accounts that have outperformed their benchmark on a variety of longer-term measures.

Costs of Services Provided:  The Board reviewed the proposed level of subadvisory fees, noting that the proposed fees would be paid by the investment manager and would not impact the fees paid by the Fund. The Board discussed the subadvisory fee rates. The Board observed that the proposed subadvisory fee level for Winslow was comparable to those charged by the Fund’s previous subadvisers.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  385

Approval of the Subadvisory Agreement between Winslow Capital Management, Inc. and Columbia Management Investment Advisers, LLC (continued)

Profitability and Economies of Scale to be Realized:  The Board recognized that, because Winslow’s fees would be paid by Columbia Management and not the Fund, the analysis of economies of scale and profitability was more appropriate in the context of the Board’s consideration of the IMS Agreement, which was separately considered and renewed in its April 2010 Board meeting and then again at the September Meeting. Based on the foregoing, the Board, including all of the Independent Directors, concluded that fees payable under the Subadvisory Agreement were fair and reasonable in light of the extent and quality of services anticipated to be provided. In reaching this conclusion, no single factor was determinative. On September 8, 2010, the Board, including all of the Independent Directors, approved the Subadvisory Agreement for an initial two-year term.

Approval of Investment Management Services Agreement

For RiverSource Variable Portfolio — Limited Duration Bond Fund, Variable Portfolio — AllianceBernstein International Value Fund, Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — American Century Growth Fund, Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — Columbia Wanger U.S. Equities Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — Invesco International Growth Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — Jennison Mid Cap Growth Fund, Variable Portfolio — MFS Value Fund, Variable Portfolio — Marsico Growth Fund, Variable Portfolio — Mondrian international Small Cap Fund, Variable Portfolio — Morgan Stanley Global Real Estate Fund, Variable Portfolio — NFJ Dividend Value Fund, Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Variable Portfolio — Partners Small Cap Growth Fund, Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Variable Portfolio — Pyramis® International Equity Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund:

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (CMIA) serves as investment manager, the Funds’ Board of Trustees (the Board) approved, subject to approval by shareholders, an amended investment management services agreement between the above-named Funds and CMIA (the IMSA). The IMSA was approved by the shareholders of the above-named Funds at a meeting held on February 15, 2011. A discussion regarding the basis for the approval by the Board of the IMSA is set forth under “Proposal 2 — Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission by RiverSource Variable Series Trust, on behalf of the above-named Funds, on December 29, 2010, and is incorporated herein by reference.

Results of Meeting of Shareholders

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposals are set forth below. A vote is based on total dollar interest in the Fund.

RiverSource Variable Portfolio — Strategic Income Fund

To approve an Agreement and Plan of Reorganization between RiverSource Variable Portfolio — Strategic Income Fund and Columbia Strategic Income Fund, Variable Series.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
854,733,277.789	80,000.049	0.000	0.000

386  VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT

Results of Meeting of Shareholders (continued)

For the Funds shown below:

To approve the proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

	Dollars Voted	Dollars Voted		Broker
	“For”	“Against”	Abstentions	Non-Votes
RiverSource Variable Portfolio — Limited Duration Bond Fund	2,344,615,017.021	0.000	0.000	0.000
Variable Portfolio — AllianceBernstein International Value Fund	1,226,428,026.899	1,247.589	109,710.787	0.000
Variable Portfolio — American Century Diversified Bond Fund	1,972,732,429.310	0.000	0.000	0.000
Variable Portfolio — American Century Growth Fund	1,777,460,009.309	0.000	0.000	0.000
Variable Portfolio — Columbia Wanger International Equities Fund	490,899,908.570	980.665	126,730.078	0.000
Variable Portfolio — Columbia Wanger U.S. Equities Fund	656,423,448.968	1,914.714	115,561.026	0.000
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	778,912,974.413	225,302.631	84,624.084	0.000
Variable Portfolio — Invesco International Growth Fund	1,614,549,538.110	164,099.756	0.000	0.000
Variable Portfolio — J.P. Morgan Core Bond Fund	1,772,017,627.843	29,765.784	0.000	0.000
Variable Portfolio — Jennison Mid Cap Growth Fund	843,209,224.613	0.000	2,049.516	0.000
Variable Portfolio — MFS Value Fund	1,520,871,511.178	92,653.043	0.000	0.000
Variable Portfolio — Marsico Growth Fund	1,572,307,139.868	0.000	0.000	0.000
Variable Portfolio — Mondrian International Small Cap Fund	293,870,451.136	0.000	0.000	0.000
Variable Portfolio — Morgan Stanley Global Real Estate Fund	357,394,796.611	24,927.395	0.000	0.000
Variable Portfolio — NFJ Dividend Value Fund	1,523,933,139.307	0.000	10,469.782	0.000
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	1,185,759,218.853	0.000	0.000	0.000
Variable Portfolio — Partners Small Cap Growth Fund	486,064,712.711	0.000	0.000	0.000
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund	1,073,438,517.931	41,918.492	0.000	0.000
Variable Portfolio — Pyramis® International Equity Fund	1,000,384,093.420	0.000	0.000	0.000
Variable Portfolio — Wells Fargo Short Duration Government Fund	1,560,182,199.370	0.000	0.000	0.000

For RiverSource Variable Portfolio — Limited Duration Bond Fund, RiverSource Variable Portfolio — Strategic Income Fund, Variable Portfolio — AllianceBernstein International Value Fund, Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — American Century Growth Fund, Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — Columbia Wanger U.S. Equities Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — Invesco International Growth Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — Jennison Mid Cap Growth Fund, Variable Portfolio — MFS Value Fund, Variable Portfolio — Marsico Growth Fund, Variable Portfolio — Mondrian International Small Cap Fund, Variable Portfolio — Morgan Stanley Global Real Estate Fund, Variable Portfolio — NFJ Dividend Value Fund, Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Variable Portfolio — Partners Small Cap Growth Fund, Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Variable Portfolio — Pyramis® International Equity Fund, and Variable Portfolio — Wells Fargo Short Duration Government Fund

To elect trustees to the Board.*

		Dollars Voted	Dollars Voted		Broker
		‘‘For”	“Withhold”	Abstentions	Non-Votes
01.	Kathleen Blatz	85,732,330,925.401	2,161,235,444.983	0.000	0.000
02.	Edward J. Boudreau, Jr.	85,673,485,406.317	2,220,080,964.066	0.000	0.000
03.	Pamela G. Carlton	85,722,376,597.894	2,171,189,772.490	0.000	0.000
04.	William P. Carmichael	85,643,539,019.219	2,250,027,351.164	0.000	0.000
05.	Patricia M. Flynn	85,751,591,852.940	2,141,974,517.443	0.000	0.000
06.	William A. Hawkins	85,657,532,176.189	2,236,034,194.194	0.000	0.000
07.	R. Glenn Hilliard	85,665,428,549.984	2,228,137,820.399	0.000	0.000
08.	Stephen R. Lewis, Jr.	85,639,974,730.212	2,253,591,640.172	0.000	0.000
09.	John F. Maher	85,736,381,082.381	2,157,185,288.003	0.000	0.000
10.	John J. Nagorniak	85,682,120,630.145	2,211,445,740.239	0.000	0.000
11.	Catherine James Paglia	85,735,331,549.560	2,158,234,820.823	0.000	0.000
12.	Leroy C. Richie	85,653,550,045.826	2,240,016,324.558	0.000	0.000
13.	Anthony M. Santomero	85,666,213,293.518	2,227,353,076.865	0.000	0.000
14.	Minor M. Shaw	85,664,608,794.944	2,228,957,575.439	0.000	0.000
15.	Alison Taunton-Rigby	85,706,213,173.460	2,187,353,196.924	0.000	0.000
16.	William F. Truscott	85,703,911,339.245	2,189,655,031.138	0.000	0.000

*	All dollars of RiverSource Variable Series Trust are voted together as a single class for election of trustees.

VARIABLE PORTFOLIO FUNDS — 2010 ANNUAL REPORT  387

Variable Portfolio Funds
P.O. Box 8081
Boston, MA 02266-8081

This report must be accompanied or preceded by the Fund’s current prospectus. Variable Portfolio Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6546 C (3/11)

Annual Report

Disciplined Asset Allocationsm Portfolios

Annual Report for the Period Ended
December 31, 2010

The annual report describes five funds, each of which invests in other funds. The objective of each fund is a high level of total return that is consistent with an acceptable level of risk.

Disciplined Asset Allocation Portfolios — Conservative
Disciplined Asset Allocation Portfolios — Moderately Conservative
Disciplined Asset Allocation Portfolios — Moderate
Disciplined Asset Allocation Portfolios — Moderately Aggressive
Disciplined Asset Allocation Portfolios — Aggressive

 Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

This Annual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

Your Fund at a Glance
Disciplined Asset Allocation Portfolios — Conservative	3
Disciplined Asset Allocation Portfolios — Moderately Conservative	4
Disciplined Asset Allocation Portfolios — Moderate	5
Disciplined Asset Allocation Portfolios — Moderately Aggressive	6
Disciplined Asset Allocation Portfolios — Aggressive	7
Manager Commentary	8
Investment Changes	11
The Fund’s Long-term Performance	16
Fund Expenses Examples	26
Investments in Affiliated Funds	30
Statements of Assets and Liabilities	40
Statements of Operations	41
Statements of Changes in Net Assets	42
Financial Highlights	43
Notes to Financial Statements	46
Report of Independent Registered Public Accounting Firm	50
Board Members and Officers	51
Proxy Voting	54
Results of Meeting of Shareholders	54

In August 2010, the Board of Trustees of Disciplined Asset Allocation Portfolios — Conservative, Disciplined Asset Allocation Portfolios — Moderately Conservative, Disciplined Asset Allocation Portfolios — Moderate, Disciplined Asset Allocation Portfolios — Moderately Aggressive and Disciplined Asset Allocation Portfolios — Aggressive (the “Acquired Funds”) approved a proposal to merge the Funds with and into Variable Portfolio — Conservative Portfolio, Variable Portfolio — Moderately Conservative Portfolio, Variable Portfolio — Moderate Portfolio, Variable Portfolio — Moderately Aggressive Portfolio and Variable Portfolio — Aggressive Portfolio (the “Acquiring Funds”), respectively. Each merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about the Acquiring Funds and the definitive terms of the mergers are included in proxy materials mailed to owners of the variable annuity contracts or variable life insurance policies of the Acquired Funds on Dec. 17, 2010. Each proposal was approved at a meeting of shareholders held on Feb. 15, 2011, and the mergers are expected to take place before the end of the second quarter of 2011. For more information, see “Results of Meetings of Shareholders.”

See the Funds’ prospectus for risks associated with investing in the Funds.

2  DISCIPLINED ASSET ALLOCATIONsm PORTFOLIOS — 2010 ANNUAL REPORT

Your Fund at a Glance

Disciplined Asset Allocation Portfolios — Conservative (Conservative)

FUND SUMMARY

>	Disciplined Asset Allocation Portfolios — Conservative (the Fund) gained 8.78% for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which rose 6.54% during the same period.

>	The Fund’s blended benchmark, composed of 74% Barclays Capital U.S. Aggregate Bond Index, 14% Russell 3000® Index, 6% Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index and 6% Citigroup 3-Month U.S. Treasury Bill Index, rose 8.04% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

Since
inception
	1 year	5/1/08
Disciplined Asset Allocation Portfolios — Conservative	+8.78%	+2.52%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+6.54%	+5.84%

Blended Index (unmanaged)	+8.04%	+4.30%

Russell 3000® Index (unmanaged)	+16.93%	-0.99%

MSCI EAFE Index (unmanaged)	+8.21%	-5.78%

Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)	+0.13%	+0.46%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund’s returns reflect the effect of fee waivers/expense reimbursement, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses.

It is not possible to invest directly in an index.

DISCIPLINED ASSET ALLOCATIONsm PORTFOLIOS — 2010 ANNUAL REPORT  3

Your Fund at a Glance

Disciplined Asset Allocation Portfolios — Moderately Conservative (Moderately Conservative)

FUND SUMMARY

>	Disciplined Asset Allocation Portfolios — Moderately Conservative (the Fund) rose 9.65% for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which gained 6.54% during the same period.

>	The Fund’s blended benchmark, composed of 60% Barclays Capital U.S. Aggregate Bond Index, 25% Russell 3000® Index, 10% Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index and 5% Citigroup 3-Month U.S. Treasury Bill Index, rose 9.47% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

Since
inception
	1 year	5/1/08
Disciplined Asset Allocation Portfolios — Moderately Conservative	+9.65%	+1.28%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+6.54%	+5.84%

Blended Index (unmanaged)	+9.47%	+3.32%

Russell 3000® Index (unmanaged)	+16.93%	-0.99%

MSCI EAFE Index (unmanaged)	+8.21%	-5.78%

Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)	+0.13%	+0.46%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund’s returns reflect the effect of fee waivers/expense reimbursement, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses.

It is not possible to invest directly in an index.

4  DISCIPLINED ASSET ALLOCATIONsm PORTFOLIOS — 2010 ANNUAL REPORT

Your Fund at a Glance

Disciplined Asset Allocation Portfolios — Moderate (Moderate)

FUND SUMMARY

>	Disciplined Asset Allocation Portfolios — Moderate (the Fund) gained 10.38% for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which advanced 6.54% during the same period.

>	The Fund’s blended benchmark, composed of 46% Barclays Capital U.S. Aggregate Bond Index, 35% Russell 3000® Index, 15% Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index and 4% Citigroup 3-Month U.S. Treasury Bill Index, rose 10.72% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

Since
inception
	1 year	5/1/08
Disciplined Asset Allocation Portfolios — Moderate	+10.38%	+0.32%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+6.54%	+5.84%

Blended Index (unmanaged)	+10.72%	+2.18%

Russell 3000® Index (unmanaged)	+16.93%	-0.99%

MSCI EAFE Index (unmanaged)	+8.21%	-5.78%

Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)	+0.13%	+0.46%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund’s returns reflect the effect of fee waivers/expense reimbursement, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses.

It is not possible to invest directly in an index.

DISCIPLINED ASSET ALLOCATIONsm PORTFOLIOS — 2010 ANNUAL REPORT  5

Your Fund at a Glance

Disciplined Asset Allocation Portfolios — Moderately Aggressive (Moderately Aggressive)

FUND SUMMARY

>	Disciplined Asset Allocation Portfolios — Moderately Aggressive (the Fund) climbed 11.37% for the 12 months ended Dec. 31, 2010.

>	The Fund underperformed its benchmark, the Russell 3000® Index, which advanced 16.93% during the same period.

>	The Fund’s blended benchmark, composed of 45% Russell 3000® Index, 32% Barclays Capital U.S. Aggregate Bond Index, 20% Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index and 3% Citigroup 3-Month U.S. Treasury Bill Index, rose 11.87% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

		Since
		inception
	1 year	5/1/08
Disciplined Asset Allocation Portfolios — Moderately Aggressive	+11.37%	-0.12%

Russell 3000® Index (unmanaged)	+16.93%	-0.99%

Blended Index (unmanaged)	+11.87%	+0.93%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+6.54%	+5.84%

MSCI EAFE Index (unmanaged)	+8.21%	-5.78%

Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)	+0.13%	+0.46%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund’s returns reflect the effect of fee waivers/expense reimbursement, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses.

It is not possible to invest directly in an index.

6  DISCIPLINED ASSET ALLOCATIONsm PORTFOLIOS — 2010 ANNUAL REPORT

Your Fund at a Glance

Disciplined Asset Allocation Portfolios — Aggressive (Aggressive)

FUND SUMMARY

>	Disciplined Asset Allocation Portfolios — Aggressive (the Fund) gained 12.52% for the 12 months ended Dec. 31, 2010 .

>	The Fund underperformed its benchmark, the Russell 3000® Index, which advanced 16.93% during the same period.

>	The Fund’s blended benchmark, composed of 56% Russell 3000® Index, 24% Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index, 18% Barclays Capital U.S. Aggregate Bond Index and 2% Citigroup 3-Month U.S. Treasury Bill Index, rose 13.02% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

		Since
		inception
	1 year	5/1/08
Disciplined Asset Allocation Portfolios — Aggressive	+12.52%	-0.64%

Russell 3000® Index (unmanaged)	+16.93%	-0.99%

Blended Index (unmanaged)	+13.02%	-0.40%

MSCI EAFE Index (unmanaged)	+8.21%	-5.78%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+6.54%	+5.84%

Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)	+0.13%	+0.46%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund’s returns reflect the effect of fee waivers/expense reimbursement, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses.

It is not possible to invest directly in an index.

DISCIPLINED ASSET ALLOCATIONsm PORTFOLIOS — 2010 ANNUAL REPORT  7

Manager Commentary

Effective May 1, 2010, Anwiti Bahugana, Kent Bergene, David Joy, Colin Moore, Kent Peterson and Marie Schofield took over the day-to-day management of Disciplined Asset AllocationSM Portfolios from Dimitris J. Bertsimas, Tao Qiu and Colin Lundgren.

Dear Shareholder,

Three of the five Disciplined Asset Allocationsm Portfolios (the DAAP Funds or the Funds) outperformed their respective primary benchmark for the 12 months ended Dec. 31, 2010, and two underperformed. Two of the five DAAP Funds outperformed — and three closely tracked — their respective blended benchmark for the same time frame. All returns shown below are for this annual period.

•	DAAP Conservative Fund gained 8.78%, outperforming the 6.54% advance of the Barclays Capital U.S. Aggregate Bond Index. The Fund’s blended benchmark, composed of 14% Russell 3000® Index, 6% Morgan Stanley Capital International (MSCI) EAFE Index, 74% Barclays Capital U.S. Aggregate Bond Index and 6% Citigroup 3-Month U.S. Treasury Bill Index, rose 8.04%.

•	DAAP Moderately Conservative Fund rose 9.65%, outperforming the 6.54% advance of the Barclays Capital U.S. Aggregate Bond Index. The Fund’s blended benchmark, composed of 25% Russell 3000® Index, 10% MSCI EAFE Index, 60% Barclays Capital U.S. Aggregate Bond Index and 5% Citigroup 3-Month U.S. Treasury Bill Index, advanced 9.47%.

•	DAAP Moderate Fund gained 10.38%, outperforming the 6.54% advance of the Barclays Capital U.S. Aggregate Bond Index. The Fund’s blended benchmark, composed of 35% Russell 3000® Index, 15% MSCI EAFE Index, 46% Barclays Capital U.S. Aggregate Bond Index and 4% Citigroup 3-Month U.S. Treasury Bill Index, rose 10.72%.

•	DAAP Moderately Aggressive Fund climbed 11.37%, underperforming the 16.93% advance in the Russell 3000® Index. The Fund’s blended benchmark, composed of 45% Russell 3000® Index, 20% MSCI EAFE Index, 32% Barclays Capital U.S. Aggregate Bond Index and 3% Citigroup 3-Month U.S. Treasury Bill Index, rose 11.87%.

•	DAAP Aggressive Fund gained 12.52%, underperforming the 16.93% advance in the Russell 3000® Index. The Fund’s blended benchmark, composed of 56% Russell 3000® Index, 24% MSCI EAFE Index, 18% Barclays Capital U.S. Aggregate Bond Index and 2% Citigroup 3-Month U.S. Treasury Bill Index, rose 13.02%.

Significant performance factors
Against a strengthening economic backdrop supported by generally positive data, the U.S. equity market rally that had begun in mid-March 2009 continued with little interruption until May 2010. As investor risk aversion had abated significantly, lower quality stocks led the way during these months. Volatility then picked up during the second quarter of 2010 and continued through early September. Investor concerns heightened regarding the sovereign debt crisis in Europe and the trajectory of the nascent global economic recovery. More specifically, investors questioned, in part, whether the recovery could be sustained without the tremendous fiscal and monetary stimulus that had been injected into the economy since the 2008 credit crisis, as several government and Federal Reserve Board (Fed) programs had expired in March and April 2010. Further, unemployment and housing data indicated persistent weakness. Investors were also uncertain about how much of the first quarter 2010 rebound in corporate earnings was attributable merely to rebuilding of inventories. The potential of a “double dip” in the recession — or even of deflation — became a dominant concern. Just before Labor Day, the U.S. equity markets began a rally that continued through most of the remainder of 2010. The rally was strong enough such that the U.S. equity market ended the annual period in solidly positive territory. Economic data had turned slightly positive with the exception of unemployment and housing. The Fed also announced a second round of quantitative easing, whereby it would purchase $600 billion of U.S. Treasury securities by mid-2011 in an effort to keep interest rates low and stimulate the economic recovery. The financial markets also embraced the results of the November mid-term election. International equities generated solid gains for the annual period, but lagged the U.S. equity market in comparison, dragged down by persistent concerns regarding the contagion effect of the sovereign debt crisis in

8  DISCIPLINED ASSET ALLOCATIONsm PORTFOLIOS — 2010 ANNUAL REPORT

peripheral Europe. Emerging market equities outpaced both U.S. and developed international equities for the annual period.

As the U.S. equity market rallied in the last months of the annual period, U.S. Treasury yields rose sharply to end the year erasing some of the gains from the middle months of 2010 when investor risk aversion had heightened. The yield on the three-month Treasury bill stayed rather range-bound, anchored by the Fed maintaining the targeted federal funds rate near zero. The 10-year Treasury note yield fell from 3.84% at the start of the year to 3.29% at the end. Non-Treasury sectors generally outperformed duration-equivalent U.S. Treasuries for the annual period, most notably corporate bonds, including high yield and investment grade, and emerging market bonds.

The Funds’ investment strategies are driven by two asset allocation models — the momentum model, which focuses on the short term and captures market sentiment, and the value model, a long-term model that looks at risk-adjusted asset class returns vs. their long-term averages. Driven by these models, the Funds’ tactical allocation had a positive impact on performance during the annual period.

More specifically, the Funds had an overweight position in equities versus fixed income throughout the annual period. This decision proved to be a key driver of returns, as equities outperformed fixed income in 2010. Within the equity allocation, exposure to U.S. equities, especially the U.S. small-cap and mid-cap segments of the market via several underlying funds, including RiverSource Disciplined Small and Mid Cap Equity Fund, was especially helpful. The Funds were underweight in developed international equities, via RiverSource Disciplined International Equity Fund, which helped during the first half of the annual period but detracted during the strong September through December 2010 rally. The robust returns of emerging market equities also boosted the Funds’ returns at the beginning of the annual period, though such gains were muted by our reducing the allocation to this strongly performing equity segment as the months progressed.

On the fixed income side, the Funds’ allocations to high yield corporate bonds and emerging market bonds, both strongly performing sectors, via underlying fund positions in Columbia High Yield Bond Fund and Columbia Emerging Markets Bond Fund, aided overall results relative to the Funds’ respective blended benchmarks. These positive contributors were partially offset by the slightly detracting effect of the Funds’ underweighted position in U.S. core bonds via Columbia Diversified Bond Fund, which also performed well.

Security selection generated mixed results during the annual period. The Funds enjoyed solid results from security selection in the large-cap core and large-cap value areas, via underlying funds Columbia Large Core Quantitative Fund and Columbia Large Value Quantitative Fund, respectively. However, results from security selection in the large-cap growth area, as represented by Columbia Large Growth Quantitative Fund, trailed slightly. Security selection within international equities, via underlying fund RiverSource Disciplined International Equity Fund, detracted during the annual period. Within the fixed income asset class, the Funds enjoyed solid results from positions in underlying fund Columbia Diversified Bond Fund, which outperformed its benchmark index, the Barclays Capital U.S. Aggregate Bond Index. Underlying funds Columbia High Yield Bond Fund and Columbia Emerging Markets Bond Fund posted strong absolute results but trailed their respective benchmark indices.

Changes to the Funds’ portfolios
The Funds began the year with a significant overweight to equities relative to fixed income. During the second quarter, this relative overweight to equities was reduced somewhat as market volatility heightened. Within the equity allocation, we increased the Funds’ positions in U.S. equities, favoring the domestic equity market over developed international equities as concerns over the possible contagion effect of sovereign debt crises in Europe heightened. We reduced the Funds’ weightings in emerging market equities. Within fixed income, we increased the Funds’ exposure to U.S. core bonds during the annual period, while decreasing exposure to Treasury inflation-protected securities (TIPS), global bonds and emerging market bonds.

DISCIPLINED ASSET ALLOCATIONsm PORTFOLIOS — 2010 ANNUAL REPORT  9

Manager Commentary (continued)

Our future strategy
Looking ahead, we believe there will be positive but muted growth within the U.S. economy over the coming months, with Gross Domestic Product growth possibly in the 2% to 3% range. Fiscal stimulus is still in the pipeline but is anticipated to diminish going forward. Monetary stimulus remains in force but its effectiveness on the economy and on consumer demand has thus far remained limited by notable structural challenges, including the ongoing housing market depression, continuing deleveraging by households, and a weak labor market.

Given this backdrop, within U.S. equities, we continue to favor companies with a higher quality bias. We also continue to favor dividend-paying stocks. Within fixed income, we favor both investment grade and high yield corporate bonds. The yield differential between investment grade corporate bonds and U.S. Treasuries, while having narrowed significantly from peak levels, still appeared attractive on a historical basis at the end of December. Similarly, the yield differential between high yield corporate bonds and U.S. Treasuries, especially in light of the expected low default rates, made this asset class particularly attractive to us as well. Of course, we should note that anticipated low default rates are predicated upon the avoidance of a double-dip recession. At the end of December, the Funds remained underweighted in U.S. Treasuries, TIPS and the securitized sectors.

Anwiti Bahugana Portfolio Manager	Kent Bergene Portfolio Manager	David Joy Portfolio Manager

Colin Moore Portfolio Manager	Kent Peterson Portfolio Manager	Marie Schofield Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

10  DISCIPLINED ASSET ALLOCATIONsm PORTFOLIOS — 2010 ANNUAL REPORT

Investment Changes

Disciplined Asset Allocation Portfolios — Conservative

Fund holdings at Dec. 31, 2010

	% of Fund’s	% of Fund’s portfolio assets
	portfolio assets	6 months ago
Domestic Equity Funds/International Equity Funds

Includes large cap, international, mid cap, small cap, small-mid cap

Columbia Large Core Quantitative Fund	10.0%	9.4%

Columbia Large Growth Quantitative Fund	4.5%	4.4%

Columbia Large Value Quantitative Fund	4.4%	4.5%

RiverSource Disciplined International Equity Fund	5.0%	5.6%

RiverSource Disciplined Small and Mid Cap Equity Fund	2.6%	4.0%

	26.5%	27.9%

Investment Grade Fixed-Income Funds

Includes government, corporate, mortgage and agency securities, floating rates, global, high yield, inflation protected

Columbia Diversified Bond Fund	44.2%	31.8%

Columbia Emerging Markets Bond Fund	6.0%	5.6%

Columbia Global Bond Fund	4.7%	3.1%

Columbia High Yield Bond Fund	8.9%	11.0%

Columbia Inflation Protected Securities Fund	3.4%	10.2%

	67.2%	61.7%

Alternative Investments

Includes government, corporate, mortgage and agency securities

Columbia Absolute Return Currency and Income Fund	5.6%	6.8%

Cash Equivalents

Columbia Money Market Fund	0.7%	3.6%

	100.0%	100.0%

Portfolio Allocation
(at Dec. 31, 2010; % of portfolio assets)

Equity Funds(1)	26.5%

Fixed Income Funds(2)	67.2%

Alternative Investments(3)	5.6%

Cash Equivalents(4)	0.7%

(1)	Includes U.S. Large Cap 18.9%, International 5.0% and U.S. Small Mid Cap 2.6%.
(2)	Includes Investment Grade 44.2%, High Yield 8.9%, Emerging Markets 6.0%, Global Bond 4.7% and Inflation Protected Securities 3.4%.
(3)	Comprised entirely of an investment in the Columbia Absolute Return Currency and Income Fund.
(4)	Comprised entirely of an investment in the Columbia Money Market Fund.

Top Five Holdings
(at Dec. 31, 2010; % of portfolio assets)

Columbia Diversified Bond Fund	44.2%

Columbia Large Core Quantitative Fund	10.0%

Columbia High Yield Bond Fund	8.9%

Columbia Emerging Markets Bond Fund	6.0%

Columbia Absolute Return Currency and Income Fund	5.6%

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

DISCIPLINED ASSET ALLOCATIONsm PORTFOLIOS — 2010 ANNUAL REPORT  11

Investment Changes

Disciplined Asset Allocation Portfolios — Moderately Conservative

Fund holdings at Dec. 31, 2010

	% of Fund’s	% of Fund’s portfolio assets
	portfolio assets	6 months ago
Domestic Equity Funds/International Equity Funds

Includes large cap, international, mid cap, small cap, small-mid cap

Columbia Large Core Quantitative Fund	14.7%	14.7%

Columbia Large Growth Quantitative Fund	6.8%	6.7%

Columbia Large Value Quantitative Fund	6.7%	7.0%

RiverSource Disciplined International Equity Fund	8.7%	8.5%

RiverSource Disciplined Small and Mid Cap Equity Fund	4.1%	5.1%

	41.0%	42.0%

Investment Grade Fixed-Income Funds

Includes government, corporate, mortgage and agency securities, floating rates, global, high yield, inflation protected

Columbia Diversified Bond Fund	36.7%	27.0%

Columbia Emerging Markets Bond Fund	4.0%	5.0%

Columbia Global Bond Fund	4.7%	2.7%

Columbia High Yield Bond Fund	6.3%	7.6%

Columbia Inflation Protected Securities Fund	3.0%	8.2%

	54.7%	50.5%

Alternative Investments

Includes government, corporate, mortgage and agency securities

Columbia Absolute Return Currency and Income Fund	3.7%	4.7%

Cash Equivalents

Columbia Money Market Fund	0.6%	2.8%

	100.0%	100.0%

Portfolio Allocation
(at Dec. 31, 2010; % of portfolio assets)

Equity Funds(1)	41.0%

Fixed Income Funds(2)	54.7%

Alternative Investments(3)	3.7%

Cash Equivalents(4)	0.6%

(1)	Includes U.S. Large Cap 28.2%, International 8.7% and U.S. Small Mid Cap 4.1%.
(2)	Includes Investment Grade 36.7%, High Yield 6.3%, Global Bond 4.7%, Emerging Markets 4.0% and Inflation Protected Securities 3.0%.
(3)	Comprised entirely of an investment in the Columbia Absolute Return Currency and Income Fund.
(4)	Comprised entirely of an investment in the Columbia Money Market Fund.

Top Five Holdings
(at Dec. 31, 2010; % of portfolio assets)

Columbia Diversified Bond Fund	36.7%

Columbia Large Core Quantitative Fund	14.7%

RiverSource Disciplined International Equity Fund	8.7%

Columbia Large Growth Quantitative Fund	6.8%

Columbia Large Value Quantitative Fund	6.7%

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

12  DISCIPLINED ASSET ALLOCATIONsm PORTFOLIOS — 2010 ANNUAL REPORT

Investment Changes

Disciplined Asset Allocation Portfolios — Moderate

Fund holdings at Dec. 31, 2010

	% of Fund’s	% of Fund’s portfolio assets
	portfolio assets	6 months ago
Domestic Equity Funds/International Equity Funds

Includes large cap, international, mid cap, small cap, small-mid cap

Columbia Large Core Quantitative Fund	19.1%	19.5%

Columbia Large Growth Quantitative Fund	9.1%	9.2%

Columbia Large Value Quantitative Fund	8.9%	8.9%

RiverSource Disciplined International Equity Fund	12.7%	14.4%

RiverSource Disciplined Small and Mid Cap Equity Fund	5.6%	5.3%

	55.4%	57.3%

Investment Grade Fixed-Income Funds

Includes government, corporate, mortgage and agency securities, floating rates, global, high yield, inflation protected

Columbia Diversified Bond Fund	27.0%	19.3%

Columbia Emerging Markets Bond Fund	3.8%	3.8%

Columbia Global Bond Fund	3.7%	2.7%

Columbia High Yield Bond Fund	4.9%	5.2%

Columbia Inflation Protected Securities Fund	2.0%	7.2%

	41.4%	38.2%

Alternative Investments

Includes government, corporate, mortgage and agency securities

Columbia Absolute Return Currency and Income Fund	2.7%	3.0%

Cash Equivalents

Columbia Money Market Fund	0.5%	1.5%

	100.0%	100.0%

Portfolio Allocation
(at Dec. 31, 2010; % of portfolio assets)

Equity Funds(1)	55.4%

Fixed Income Funds(2)	41.4%

Alternative Investments(3)	2.7%

Cash Equivalents(4)	0.5%

(1)	Includes U.S. Large Cap 37.1%, International 12.7% and U.S. Small Mid Cap 5.6%.
(2)	Includes Investment Grade 27.0%, High Yield 4.9%, Emerging Markets 3.8%, Global Bond 3.7% and Inflation Protected Securities 2.0%.
(3)	Comprised entirely of an investment in the Columbia Absolute Return Currency and Income Fund.
(4)	Comprised entirely of an investment in the Columbia Money Market Fund.

Top Five Holdings
(at Dec. 31, 2010; % of portfolio assets)

Columbia Diversified Bond Fund	27.0%

Columbia Large Core Quantitative Fund	19.1%

RiverSource Disciplined International Equity Fund	12.7%

Columbia Large Growth Quantitative Fund	9.1%

Columbia Large Value Quantitative Fund	8.9%

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

DISCIPLINED ASSET ALLOCATIONsm PORTFOLIOS — 2010 ANNUAL REPORT  13

Investment Changes

Disciplined Asset Allocation Portfolios — Moderately Aggressive

Fund holdings at Dec. 31, 2010

	% of Fund’s	% of Fund’s portfolio assets
	portfolio assets	6 months ago
Domestic Equity Funds/International Equity Funds

Includes large cap, international, mid cap, small cap, small-mid cap

Columbia Large Core Quantitative Fund	23.3%	22.7%

Columbia Large Growth Quantitative Fund	11.2%	13.2%

Columbia Large Value Quantitative Fund	11.0%	10.6%

RiverSource Disciplined International Equity Fund	15.8%	16.5%

RiverSource Disciplined Small and Mid Cap Equity Fund	7.1%	5.5%

	68.4%	68.5%

Investment Grade Fixed-Income Funds

Includes government, corporate, mortgage and agency securities, floating rates, global, high yield, inflation protected

Columbia Diversified Bond Fund	18.9%	14.2%

Columbia Emerging Markets Bond Fund	2.6%	3.8%

Columbia Global Bond Fund	2.6%	2.2%

Columbia High Yield Bond Fund	3.7%	2.8%

Columbia Inflation Protected Securities Fund	1.6%	5.4%

	29.4%	28.4%

Alternative Investments

Includes government, corporate, mortgage and agency securities

Columbia Absolute Return Currency and Income Fund	1.8%	2.1%

Cash Equivalents

Columbia Money Market Fund	0.4%	1.0%

	100.0%	100.0%

Portfolio Allocation
(at Dec. 31, 2010; % of portfolio assets)

Equity Funds(1)	68.4%

Fixed Income Funds(2)	29.4%

Alternative Investments(3)	1.8%

Cash Equivalents(4)	0.4%

(1)	Includes U.S. Large Cap 45.5%, International 15.8% and U.S. Small Mid Cap 7.1%.
(2)	Includes Investment Grade 18.9%, High Yield 3.7%, Emerging Markets 2.6%, Global Bond 2.6% and Inflation Protected Securities 1.6%.
(3)	Comprised entirely of an investment in the Columbia Absolute Return Currency and Income Fund.
(4)	Comprised entirely of an investment in the Columbia Money Market Fund.

Top Five Holdings
(at Dec. 31, 2010; % of portfolio assets)

Columbia Large Core Quantitative Fund	23.3%

Columbia Diversified Bond Fund	18.9%

RiverSource Disciplined International Equity Fund	15.8%

Columbia Large Growth Quantitative Fund	11.2%

Columbia Large Value Quantitative Fund	11.0%

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

14  DISCIPLINED ASSET ALLOCATIONsm PORTFOLIOS — 2010 ANNUAL REPORT

Investment Changes

Disciplined Asset Allocation Portfolios — Aggressive

Fund holdings at Dec. 31, 2010

	% of Fund’s	% of Fund’s portfolio assets
	portfolio assets	6 months ago
Domestic Equity Funds/International Equity Funds

Includes large cap, international, mid cap, small cap, small-mid cap

Columbia Large Core Quantitative Fund	27.5%	27.8%

Columbia Large Growth Quantitative Fund	13.4%	13.9%

Columbia Large Value Quantitative Fund	13.1%	12.6%

RiverSource Disciplined International Equity Fund	19.6%	19.5%

RiverSource Disciplined Small and Mid Cap Equity Fund	8.5%	6.4%

	82.1%	80.2%

Investment Grade Fixed-Income Funds

Includes government, corporate, mortgage and agency securities, floating rates, global, high yield, inflation protected

Columbia Diversified Bond Fund	10.7%	8.6%

Columbia Emerging Markets Bond Fund	1.5%	2.5%

Columbia Global Bond Fund	1.4%	1.1%

Columbia High Yield Bond Fund	2.4%	2.3%

Columbia Inflation Protected Securities Fund	0.6%	3.6%

	16.6%	18.1%

Alternative Investments

Includes government, corporate, mortgage and agency securities

Columbia Absolute Return Currency and Income Fund	0.9%	1.2%

Cash Equivalents

Columbia Money Market Fund	0.4%	0.5%

	100.0%	100.0%

Portfolio Allocation
(at Dec. 31, 2010; % of portfolio assets)

Equity Funds(1)	82.1%

Fixed Income Funds(2)	16.6%

Alternative Investments(3)	0.9%

Cash Equivalents(4)	0.4%

(1)	Includes U.S. Large Cap 54.0%, International 19.6% and U.S. Small Mid Cap 8.5%.
(2)	Includes Investment Grade 10.7%, High Yield 2.4%, Emerging Markets 1.5%, Global Bond 1.4% and Inflation Protected Securities 0.6%.
(3)	Comprised entirely of an investment in the Columbia Absolute Return Currency and Income Fund.
(4)	Comprised entirely of an investment in the Columbia Money Market Fund.

Top Five Holdings
(at Dec. 31, 2010; % of portfolio assets)

Columbia Large Core Quantitative Fund	27.5%

RiverSource Disciplined International Equity Fund	19.6%

Columbia Large Core Quantitative Fund	13.4%

Columbia Large Value Quantitative Fund	13.1%

Columbia Diversified Bond Fund	10.7%

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

DISCIPLINED ASSET ALLOCATIONsm PORTFOLIOS — 2010 ANNUAL REPORT  15

The Fund’s Long-term Performance

Disciplined Asset Allocation Portfolios — Conservative

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Disciplined Asset Allocation Portfolios — Conservative (from 5/1/08 to 12/31/10) as compared to the performance of a widely cited performance index, the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended Index, consisting of 74% Barclays Capital U.S. Aggregate Bond Index, 14% Russell 3000® Index, 6% Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index, and 6% Citigroup 3-Month U.S. Treasury Bill Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
		Since
		inception
	1 year	5/1/08
Disciplined Asset Allocation Portfolios — Conservative
Cumulative value of $10,000	$10,878	$10,686

Average annual total return	+8.78%	+2.52%

Barclays Capital U.S. Aggregate Bond Index(1)
Cumulative value of $10,000	$10,654	$11,634

Average annual total return	+6.54%	+5.84%

Blended Index(2)
Cumulative value of $10,000	$10,804	$11,195

Average annual total return	+8.04%	+4.30%

Russell 3000 Index(3)
Cumulative value of $10,000	$11,693	$9,738

Average annual total return	+16.93%	-0.99%

MSCI EAFE Index(4)
Cumulative value of $10,000	$10,821	$8,531

Average annual total return	+8.21%	-5.78%

Citigroup 3-Month U.S. Treasury Bill Index(5)
Cumulative value of $10,000	$10,013	$10,125

Average annual total return	+0.13%	+0.46%

16  DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT

(1)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(2)	The Blended Index for Conservative is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI EAFE Index; bonds — Barclays Capital U.S. Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.
(3)	The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(4)	The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(5)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.

The indices reflect reinvestment of all distributions and changes in market prices.

DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT  17

The Fund’s Long-term Performance

Disciplined Asset Allocation Portfolios — Moderately Conservative

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Disciplined Asset Allocation Portfolios — Moderately Conservative (from 5/1/08 to 12/31/10) as compared to the performance of a widely cited performance index, the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended Index, consisting of 60% Barclays Capital U.S. Aggregate Bond Index, 25% Russell 3000® Index, 10% MSCI EAFE Index, and 5% Citigroup 3-Month U.S. Treasury Bill Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
		Since
		inception
	1 year	5/1/08
Disciplined Asset Allocation Portfolios — Moderately Conservative
Cumulative value of $10,000	$10,965	$10,346

Average annual total return	+9.65%	+1.28%

Barclays Capital U.S. Aggregate Bond Index(1)
Cumulative value of $10,000	$10,654	$11,634

Average annual total return	+6.54%	+5.84%

Blended Index(2)
Cumulative value of $10,000	$10,947	$10,911

Average annual total return	+9.47%	+3.32%

Russell 3000 Index(3)
Cumulative value of $10,000	$11,693	$9,738

Average annual total return	+16.93%	-0.99%

MSCI EAFE Index(4)
Cumulative value of $10,000	$10,821	$8,531

Average annual total return	+8.21%	-5.78%

Citigroup 3-Month U.S. Treasury Bill Index(5)
Cumulative value of $10,000	$10,013	$10,125

Average annual total return	+0.13%	+0.46%

18  DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT

(1)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(2)	The Blended Index for Moderately Conservative is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI EAFE Index; bonds — Barclays Capital U.S. Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.
(3)	The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(4)	The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(5)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.

The indices reflect reinvestment of all distributions and changes in market prices.

DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT  19

The Fund’s Long-term Performance

Disciplined Asset Allocation Portfolios — Moderate

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Disciplined Asset Allocation Portfolios — Moderate (from 5/1/08 to 12/31/10) as compared to the performance of a widely cited performance index, the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended Index, consisting of 46% Barclays Capital U.S. Aggregate Bond Index, 35% Russell 3000® Index, 15% MSCI EAFE Index, and 4% Citigroup 3-Month U.S. Treasury Bill Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
		Since
		inception
	1 year	5/1/08
Disciplined Asset Allocation Portfolios — Moderate
Cumulative value of $10,000	$11,038	$10,086

Average annual total return	+10.38%	+0.32%

Barclays Capital U.S. Aggregate Bond Index(1)
Cumulative value of $10,000	$10,654	$11,634

Average annual total return	+6.54%	+5.84%

Blended Index(2)
Cumulative value of $10,000	$11,072	$10,592

Average annual total return	+10.72%	+2.18%

Russell 3000 Index(3)
Cumulative value of $10,000	$11,693	$9,738

Average annual total return	+16.93%	-0.99%

MSCI EAFE Index(4)
Cumulative value of $10,000	$10,821	$8,531

Average annual total return	+8.21%	-5.78%

Citigroup 3-Month U.S. Treasury Bill Index(5)
Cumulative value of $10,000	$10,013	$10,125

Average annual total return	+0.13%	+0.46%

20  DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT

(1)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(2)	The Blended Index for Moderate is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI EAFE Index; bonds — Barclays Capital U.S. Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.
(3)	The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(4)	The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(5)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.

The indices reflect reinvestment of all distributions and changes in market prices.

DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT  21

The Fund’s Long-term Performance

Disciplined Asset Allocation Portfolios — Moderately Aggressive

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Disciplined Asset Allocation Portfolios — Moderately Aggressive (from 5/1/08 to 12/31/10) as compared to the performance of a widely cited performance index, the Russell 3000® Index, and a Blended Index, consisting of 45% Russell 3000 Index, 32% Barclays Capital U.S. Aggregate Bond Index, 20% MSCI EAFE Index, and 3% Citigroup 3-Month U.S. Treasury Bill Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
		Since
		inception
	1 year	5/1/08
Disciplined Asset Allocation Portfolios — Moderately Aggressive
Cumulative value of $10,000	$11,137	$9,968

Average annual total return	+11.37%	-0.12%

Russell 3000 Index(1)
Cumulative value of $10,000	$11,693	$9,738

Average annual total return	+16.93%	-0.99%

Blended Index(2)
Cumulative value of $10,000	$11,187	$10,248

Average annual total return	+11.87%	+0.93%

Barclays Capital U.S. Aggregate Bond Index(3)
Cumulative value of $10,000	$10,654	$11,634

Average annual total return	+6.54%	+5.84%

MSCI EAFE Index(4)
Cumulative value of $10,000	$10,821	$8,531

Average annual total return	+8.21%	-5.78%

Citigroup 3-Month U.S. Treasury Bill Index(5)
Cumulative value of $10,000	$10,013	$10,125

Average annual total return	+0.13%	+0.46%

22  DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT

(1)	The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(2)	The Blended Index for Moderately Aggressive is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI EAFE Index; bonds — Barclays Capital U.S. Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.
(3)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(4)	The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(5)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.

The indices reflect reinvestment of all distributions and changes in market prices.

DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT  23

The Fund’s Long-term Performance

Disciplined Asset Allocation Portfolios — Aggressive

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Disciplined Asset Allocation Portfolios — Aggressive (from 5/1/08 to 12/31/10) as compared to the performance of a widely cited performance index, the Russell 3000® Index and a Blended Index, consisting of 56% Russell 3000 Index, 24% MSCI EAFE Index, 18% Barclays Capital U.S. Aggregate Bond Index and 2% Citigroup 3-Month U.S. Treasury Bill Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
		Since
		inception
	1 year	5/1/08
Disciplined Asset Allocation Portfolios — Aggressive
Cumulative value of $10,000	$11,252	$9,830

Average annual total return	+12.52%	-0.64%

Russell 3000 Index(1)
Cumulative value of $10,000	$11,693	$9,738

Average annual total return	+16.93%	-0.99%

Blended Index(2)
Cumulative value of $10,000	$11,302	$9,895

Average annual total return	+13.02%	-0.40%

MSCI EAFE Index(3)
Cumulative value of $10,000	$10,821	$8,531

Average annual total return	+8.21%	-5.78%

Barclays Capital U.S. Aggregate Bond Index(4)
Cumulative value of $10,000	$10,654	$11,634

Average annual total return	+6.54%	+5.84%

Citigroup 3-Month U.S. Treasury Bill Index(5)
Cumulative value of $10,000	$10,013	$10,125

Average annual total return	+0.13%	+0.46%

24  DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT

(1)	The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(2)	The Blended Index for Aggressive is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI EAFE Index; bonds — Barclays Capital U.S. Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.
(3)	The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(4)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(5)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.

The indices reflect reinvestment of all distributions and changes in market prices.

DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT  25

Fund Expenses Examples
(Unaudited)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees and other expenses; distribution and service (Rule 12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies. In addition to the ongoing expenses which each Fund bears directly, each Fund’s shareholders indirectly bear the expenses of the underlying funds (also referred to as “acquired funds”) in which each Fund invests. Each Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

These examples are based on an investment of $1,000 invested at the beginning of the period indicated and held until Dec. 31, 2010.

Actual Expenses
The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period. You can also estimate the direct and indirect expenses you paid over the period by using the number in the first line under the heading “Direct and indirect expenses paid during the period.”

Hypothetical Example for Comparison Purposes
The second line of each table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of each table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

26  DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT

Disciplined Asset Allocation Portfolios — Conservative

				Direct and
			Direct	indirect
	Beginning	Ending	expenses	expenses
	account value	account value	paid during	paid during
	July 1, 2010	Dec. 31, 2010	the period(a)	the period(b),(c)

Actual(d)	$1,000	$1,089.50	$2.16	$5.48

Hypothetical (5% return before expenses)	$1,000	$1,023.14	$2.09	$5.30

Annualized Expense Ratios

Fund’s	Acquired fund
annualized	(underlying fund)	Net fund
expense ratio	fees and expenses(c)	expenses
.41%	.63%	1.04%

(a)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Expenses are equal to the Fund’s annualized expense ratio plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(c)	Columbia Management Investment Advisers, LLC (the Investment Manager) and its affiliates have contractually agreed to waive fees and expenses for Class I on a number of underlying funds until at least the end of the underlying funds’ next fiscal year, unless sooner terminated at the sole discretion of the underlying funds’ Board. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.66%. Had these commitments not been in place for the entire six month period ended Dec. 31, 2010, the actual direct and indirect expenses paid would have been $5.64; the hypothetical direct and indirect expenses paid would have been $5.46.
(d)	Based on the actual return of +8.95% for the six months ended Dec. 31, 2010.

Disciplined Asset Allocation Portfolios — Moderately Conservative

				Direct and
			Direct	indirect
	Beginning	Ending	expenses	expenses
	account value	account value	paid during	paid during
	July 1, 2010	Dec. 31, 2010	the period(a)	the period(b),(c)

Actual(d)	$1,000	$1,117.50	$2.19	$5.60

Hypothetical (5% return before expenses)	$1,000	$1,023.14	$2.09	$5.35

Annualized Expense Ratios

Fund’s	Acquired fund
annualized	(underlying fund)	Net fund
expense ratio	fees and expenses(c)	expenses
.41%	.64%	1.05%

(a)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Expenses are equal to the Fund’s annualized expense ratio plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(c)	The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I on a number of underlying funds until at least the end of the underlying funds’ next fiscal year, unless sooner terminated at the sole discretion of the underlying funds’ Board. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.67%. Had these commitments not been in place for the entire six month period ended Dec. 31, 2010, the actual direct and indirect expenses paid would have been $5.76; the hypothetical direct and indirect expenses paid would have been $5.51.
(d)	Based on the actual return of +11.75% for the six months ended Dec. 31, 2010.

DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT  27

Fund Expenses Examples (continued)

Disciplined Asset Allocation Portfolios — Moderate

				Direct and
			Direct	indirect
	Beginning	Ending	expenses	expenses
	account value	account value	paid during	paid during
	July 1, 2010	Dec. 31, 2010	the period(a)	the period(b),(c)

Actual(d)	$1,000	$1,150.20	$2.06	$5.64

Hypothetical (5% return before expenses)	$1,000	$1,023.29	$1.94	$5.30

Annualized Expense Ratios

Fund’s	Acquired fund
annualized	(underlying fund)	Net fund
expense ratio	fees and expenses(c)	expenses
.38%	.66%	1.04%

(a)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Expenses are equal to the Fund’s annualized expense ratio plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(c)	The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I on a number of underlying funds until at least the end of the underlying funds’ next fiscal year, unless sooner terminated at the sole discretion of the underlying funds’ Board. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.69%. Had these commitments not been in place for the entire six month period ended Dec. 31, 2010, the actual direct and indirect expenses paid would have been $5.80; the hypothetical direct and indirect expenses paid would have been $5.46.
(d)	Based on the actual return of +15.02% for the six months ended Dec. 31, 2010.

Disciplined Asset Allocation Portfolios — Moderately Aggressive

				Direct and
			Direct	indirect
	Beginning	Ending	expenses	expenses
	account value	account value	paid during	paid during
	July 1, 2010	Dec. 31, 2010	the period(a)	the period(b),(c)

Actual(d)	$1,000	$1,175.30	$2.25	$5.98

Hypothetical (5% return before expenses)	$1,000	$1,023.14	$2.09	$5.56

Annualized Expense Ratios

Fund’s	Acquired fund
annualized	(underlying fund)	Net fund
expense ratio	fees and expenses(c)	expenses
.41%	.68%	1.09%

(a)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Expenses are equal to the Fund’s annualized expense ratio plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(c)	The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I on a number of underlying funds until at least the end of the underlying funds’ next fiscal year, unless sooner terminated at the sole discretion of the underlying funds’ Board. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.71%. Had these commitments not been in place for the entire six month period ended Dec. 31, 2010, the actual direct and indirect expenses paid would have been $6.14; the hypothetical direct and indirect expenses paid would have been $5.71.
(d)	Based on the actual return of +17.53% for the six months ended Dec. 31, 2010.

28  DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT

Disciplined Asset Allocation Portfolios — Aggressive

				Direct and
			Direct	indirect
	Beginning	Ending	expenses	expenses
	account value	account value	paid during	paid during
	July 1, 2010	Dec. 31, 2010	the period(a)	the period(b),(c)

Actual(d)	$1,000	$1,204.20	$2.28	$6.11

Hypothetical (5% return before expenses)	$1,000	$1,023.14	$2.09	$5.61

Annualized Expense Ratios

Fund’s	Acquired fund
annualized	(underlying fund)	Net fund
expense ratio	fees and expenses(c)	expenses
.41%	.69%	1.10%

(a)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Expenses are equal to the Fund’s annualized expense ratio plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(c)	The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I on a number of underlying funds until at least the end of the underlying funds’ next fiscal year, unless sooner terminated at the sole discretion of the underlying funds’ Board. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.72%. Had these commitments not been in place for the entire six month period ended Dec. 31, 2010, the actual direct and indirect expenses paid would have been $6.28; the hypothetical direct and indirect expenses paid would have been $5.76.
(d)	Based on the actual return of +20.42% for the six months ended Dec. 31, 2010.

DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT  29

Investments in Affiliated Funds
Disciplined Asset Allocation Portfolios — Conservative
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Equity Funds (26.5%)
	Shares		Value(a)

International (5.0%)
RiverSource Disciplined International Equity Fund	438,084		$3,241,823

U.S. Large Cap (18.9%)
Columbia Large Core Quantitative Fund	1,185,540		6,449,340
Columbia Large Growth Quantitative Fund	329,554		2,906,669
Columbia Large Value Quantitative Fund	377,327		2,860,137

Total			12,216,146

U.S. Small Mid Cap (2.6%)
RiverSource Disciplined Small and Mid Cap Equity Fund	188,374		1,663,341

Total Equity Funds
(Cost: $14,697,305)			$17,121,310

Fixed Income Funds (67.2%)
	Shares		Value(a)

Emerging Markets (6.0%)
Columbia Emerging Markets Bond Fund	347,191		$3,902,425

Global Bond (4.7%)
Columbia Global Bond Fund	428,951		3,058,422

High Yield (8.9%)
Columbia High Yield Bond Fund	2,061,325		5,730,485

Inflation Protected Securities (3.4%)
Columbia Inflation Protected Securities Fund	211,246		2,190,618

Investment Grade (44.2%)
Columbia Diversified Bond Fund	5,710,609		28,610,150

Total Fixed Income Funds
(Cost: $41,833,281)			$43,492,100

Alternative Investments (5.6%)
	Shares		Value(a)

Columbia Absolute Return Currency and Income Fund	356,052	(b)	$3,610,363

Total Alternative Investments
(Cost: $3,551,203)			$3,610,363

Cash Equivalents (0.7%)
	Shares		Value(a)

Money Market
Columbia Money Market Fund, 0.008%	452,761		$452,761

Total Cash Equivalents
(Cost: $452,761)			$452,761

Total Investments in Affiliated Funds
(Cost: $60,534,550)			$64,676,534

Notes to Investments in Affiliated Funds

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

30  DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT

Disciplined Asset Allocation Portfolios — Conservative

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description	identical assets(a)	inputs	inputs	Total
Investments in Affiliated Funds	$64,676,534	$—	$—	$64,676,534

(a)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT  31

Investments in Affiliated Funds
Disciplined Asset Allocation Portfolios — Moderately Conservative
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Equity Funds (41.0%)
	Shares		Value(a)

International (8.7%)
RiverSource Disciplined International Equity Fund	825,208		$6,106,540

U.S. Large Cap (28.2%)
Columbia Large Core Quantitative Fund	1,884,191		10,250,001
Columbia Large Growth Quantitative Fund	542,177		4,782,005
Columbia Large Value Quantitative Fund	620,830		4,705,890

Total			19,737,896

U.S. Small Mid Cap (4.1%)
RiverSource Disciplined Small and Mid Cap Equity Fund	324,934		2,869,163

Total Equity Funds
(Cost: $24,757,597)			$28,713,599

Fixed Income Funds (54.7%)
	Shares		Value(a)

Emerging Markets (4.0%)
Columbia Emerging Markets Bond Fund	250,639		$2,817,185

Global Bond (4.7%)
Columbia Global Bond Fund	460,036		3,280,058

High Yield (6.3%)
Columbia High Yield Bond Fund	1,584,311		4,404,383

Inflation Protected Securities (3.0%)
Columbia Inflation Protected Securities Fund	202,997		2,105,082

Investment Grade (36.7%)
Columbia Diversified Bond Fund	5,130,786		25,705,240

Total Fixed Income Funds
(Cost: $36,823,291)			$38,311,948

Alternative Investments (3.7%)
	Shares		Value(a)

Columbia Absolute Return Currency and Income Fund	254,665	(b)	$2,582,302

Total Alternative Investments
(Cost: $2,527,553)			$2,582,302

Cash Equivalents (0.6%)
	Shares		Value(a)

Money Market
Columbia Money Market Fund, 0.008%	385,421		$385,421

Total Cash Equivalents
(Cost: $385,421)			$385,421

Total Investments in Affiliated Funds
(Cost: $64,493,862)			$69,993,270

Notes to Investments in Affiliated Funds

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

32  DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT

Disciplined Asset Allocation Portfolios — Moderately Conservative

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description	identical assets(a)	inputs	inputs	Total
Investments in Affiliated Funds	$69,993,270	$—	$—	$69,993,270

(a)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT  33

Investments in Affiliated Funds
Disciplined Asset Allocation Portfolios — Moderate
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Equity Funds (55.4%)
	Shares		Value(a)

International (12.7%)
RiverSource Disciplined International Equity Fund	2,244,820		$16,611,670

U.S. Large Cap (37.1%)
Columbia Large Core Quantitative Fund	4,606,102		25,057,194
Columbia Large Growth Quantitative Fund	1,352,390		11,928,084
Columbia Large Value Quantitative Fund	1,541,715		11,686,197

Total			48,671,475

U.S. Small Mid Cap (5.6%)
RiverSource Disciplined Small and Mid Cap Equity Fund	828,300	(c)	7,313,887

Total Equity Funds
(Cost: $62,122,629)			$72,597,032

Fixed Income Funds (41.4%)
	Shares		Value(a)

Emerging Markets (3.8%)
Columbia Emerging Markets Bond Fund	448,498		$5,041,123

Global Bond (3.7%)
Columbia Global Bond Fund	681,000		4,855,532

High Yield (4.9%)
Columbia High Yield Bond Fund	2,301,634		6,398,542

Inflation Protected Securities (2.0%)
Columbia Inflation Protected Securities Fund	250,026		2,592,772

Investment Grade (27.0%)
Columbia Diversified Bond Fund	7,071,527		35,428,350

Total Fixed Income Funds
(Cost: $52,085,389)			$54,316,319

Alternative Investments (2.7%)
	Shares		Value(a)

Columbia Absolute Return Currency and Income Fund	345,982	(b)	$3,508,253

Total Alternative Investments
(Cost: $3,442,196)			$3,508,253

Cash Equivalents (0.5%)
	Shares		Value(a)

Money Market
Columbia Money Market Fund, 0.008%	626,566		$626,566

Total Cash Equivalents
(Cost: $626,566)			$626,566

Total Investments in Affiliated Funds
(Cost: $118,276,780)			$131,048,170

Notes to Investments in Affiliated Funds

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Investments in Underlying Affiliated Funds which exceed 5% of the underlying fund’s shares outstanding — See Note 6 to the financial statements.

34  DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT

Disciplined Asset Allocation Portfolios — Moderate

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description	identical assets(a)	inputs	inputs	Total
Investments in Affiliated Funds	$131,048,170	$—	$—	$131,048,170

(a)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT  35

Investments in Affiliated Funds
Disciplined Asset Allocation Portfolios — Moderately Aggressive
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Equity Funds (68.5%)
	Shares		Value(a)

International (15.8%)
RiverSource Disciplined International Equity Fund	1,579,378		$11,687,399

U.S. Large Cap (45.6%)
Columbia Large Core Quantitative Fund	3,177,449		17,285,323
Columbia Large Growth Quantitative Fund	940,073		8,291,445
Columbia Large Value Quantitative Fund	1,078,569		8,175,555

Total			33,752,323

U.S. Small Mid Cap (7.1%)
RiverSource Disciplined Small and Mid Cap Equity Fund	595,869		5,261,522

Total Equity Funds
(Cost: $42,488,047)			$50,701,244

Fixed Income Funds (29.3%)
	Shares		Value(a)

Emerging Markets (2.6%)
Columbia Emerging Markets Bond Fund	172,977		$1,944,265

Global Bond (2.6%)
Columbia Global Bond Fund	270,607		1,929,431

High Yield (3.7%)
Columbia High Yield Bond Fund	975,783		2,712,677

Inflation Protected Securities (1.6%)
Columbia Inflation Protected Securities Fund	112,550		1,167,143

Investment Grade (18.8%)
Columbia Diversified Bond Fund	2,787,907		13,967,417

Total Fixed Income Funds
(Cost: $20,873,237)			$21,720,933

Alternative Investments (1.8%)
	Shares		Value(a)

Columbia Absolute Return Currency and Income Fund	130,649	(b)	$1,324,779

Total Alternative Investments
(Cost: $1,306,960)			$1,324,779

Cash Equivalents (0.4%)
	Shares		Value(a)

Money Market
Columbia Money Market Fund, 0.008%	317,841		$317,841

Total Cash Equivalents
(Cost: $317,841)			$317,841

Total Investments in Affiliated Funds
(Cost: $64,986,085)			$74,064,797

Notes to Investments in Affiliated Funds

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

36  DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT

Disciplined Asset Allocation Portfolios — Moderately Aggressive

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description	identical assets(a)	inputs	inputs	Total
Investments in Affiliated Funds	$74,064,797	$—	$—	$74,064,797

(a)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT  37

Investments in Affiliated Funds
Disciplined Asset Allocation Portfolios — Aggressive
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Equity Funds (82.2%)
	Shares		Value(a)

International (19.6%)
RiverSource Disciplined International Equity Fund	796,576		$5,894,659

U.S. Large Cap (54.1%)
Columbia Large Core Quantitative Fund	1,522,166		8,280,583
Columbia Large Growth Quantitative Fund	455,780		4,019,977
Columbia Large Value Quantitative Fund	519,340		3,936,597

Total			16,237,157

U.S. Small Mid Cap (8.5%)
RiverSource Disciplined Small and Mid Cap Equity Fund	290,447		2,564,646

Total Equity Funds
(Cost: $21,021,838)			$24,696,462

Fixed Income Funds (16.6%)
	Shares		Value(a)

Emerging Markets (1.5%)
Columbia Emerging Markets Bond Fund	39,772		$447,033

Global Bond (1.4%)
Columbia Global Bond Fund	60,964		434,673

High Yield (2.4%)
Columbia High Yield Bond Fund	264,099		734,196

Inflation Protected Securities (0.6%)
Columbia Inflation Protected Securities Fund	18,034		187,014

Investment Grade (10.7%)
Columbia Diversified Bond Fund	637,269		3,192,719

Total Fixed Income Funds
(Cost: $4,830,033)			$4,995,635

Alternative Investments (0.9%)
	Shares		Value(a)

Columbia Absolute Return Currency and Income Fund	25,725	(b)	$260,856

Total Alternative Investments
(Cost: $256,747)			$260,856

Cash Equivalents (0.4%)
	Shares		Value(a)

Money Market
Columbia Money Market Fund, 0.008%	130,025		$130,025

Total Cash Equivalents
(Cost: $130,025)			$130,025

Total Investments in Affiliated Funds
(Cost: $26,238,643)			$30,082,978

Notes to Investments in Affiliated Funds

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

38  DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT

Disciplined Asset Allocation Portfolios — Aggressive

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 30, 2010:

Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description	identical assets(a)	inputs	inputs	Total
Investments in Affiliated Funds	$30,082,978	$—	$—	$30,082,978

(a)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT  39

Statements of Assets and Liabilities

	Disciplined Asset	Disciplined Asset	Disciplined Asset
	Allocation Portfolios —	Allocation Portfolios —	Allocation Portfolios —
Dec. 31, 2010	Conservative	Moderately Conservative	Moderate
Assets
Investments in affiliated funds, at value (identified cost $60,534,550, $64,493,862 and $118,276,780)	$64,676,534	$69,993,270	$131,048,170
Dividends receivable	40,199	34,840	48,641
Receivable for affiliated investments sold	91,128	220,211	268,782
Receivable from investment manager	3,932	3,195	—

Total assets	64,811,793	70,251,516	131,365,593

Liabilities
Capital shares payable	77,236	203,984	232,400
Accrued distribution fees	13,503	14,714	27,562
Accrued transfer agency fees	3,241	3,531	6,615
Accrued administration services fees	1,080	1,177	2,205
Other accrued expenses	30,831	30,671	30,415

Total liabilities	125,891	254,077	299,197

Net assets applicable to outstanding shares	$64,685,902	$69,997,439	$131,066,396

Outstanding shares of beneficial interest	6,038,249	6,750,409	12,967,034
Net asset value per share	$10.71	$10.37	$10.11

	Disciplined Asset	Disciplined Asset
	Allocation Portfolios —	Allocation Portfolios —
Dec. 31, 2010	Moderately Aggressive	Aggressive
Assets
Investments in affiliated funds, at value (identified cost $64,986,085 and $26,238,643)	$74,064,797	$30,082,978
Dividends receivable	19,557	4,693
Receivable for affiliated investments sold	73,181	21,742
Receivable from investment manager	—	7,730

Total assets	74,157,535	30,117,143

Liabilities
Capital shares payable	52,807	21,177
Accrued distribution fees	15,435	6,285
Accrued transfer agency fees	3,704	1,508
Accrued administration services fees	1,235	503
Other accrued expenses	31,451	29,578

Total liabilities	104,632	59,051

Net assets applicable to outstanding shares	$74,052,903	$30,058,092

Outstanding shares of beneficial interest	7,409,861	3,050,189
Net asset value per share	$9.99	$9.85

The accompanying Notes to Financial Statements are an integral part of this statement.

40  DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT

Statements of Operations

	Disciplined Asset	Disciplined Asset	Disciplined Asset
	Allocation Portfolios —	Allocation Portfolios —	Allocation Portfolios —
Year ended Dec. 31, 2010	Conservative	Moderately Conservative	Moderate
Investment income
Income:
Dividend distributions from underlying affiliated funds	$1,918,052	$1,929,738	$3,193,606

Expenses:
Distribution fees	138,801	157,413	290,503
Transfer agency fees	33,310	37,778	69,719
Administrative services fees	11,102	12,592	23,238
Custodian fees	15,385	14,605	14,890
Printing and postage	17,160	16,984	24,562
Professional fees	21,050	21,050	21,050
Other	1,191	1,199	990

Total expenses	237,999	261,621	444,952
Expenses waived/reimbursed by the Investment Manager and its affiliates	(10,441)	(3,423)	—

Total net expenses	227,558	258,198	444,952

Investment income (loss) — net	1,690,494	1,671,540	2,748,654

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Sales of underlying affiliated funds	2,089,387	2,088,999	879,418
Capital gain distributions from underlying affiliated funds	566,157	940,747	2,345,634

Net realized gain (loss) on affiliated investments	2,655,544	3,029,746	3,225,052
Net change in unrealized appreciation (depreciation) on affiliated investments	569,680	1,069,093	5,889,284

Net gain (loss) on investments	3,225,224	4,098,839	9,114,336

Net increase (decrease) in net assets resulting from operations	$4,915,718	$5,770,379	$11,862,990

	Disciplined Asset	Disciplined Asset
	Allocation Portfolios —	Allocation Portfolios —
Year Ended Dec. 31, 2010	Moderately Aggressive	Aggressive
Investment income
Income:
Dividend distributions from underlying affiliated funds	$1,627,551	$592,144

Expenses:
Distribution fees	170,984	68,059
Transfer agency fees	41,035	16,334
Administrative services fees	13,678	5,445
Custodian fees	15,165	14,125
Printing and postage	17,550	16,560
Professional fees	20,500	20,645
Other	1,006	862

Total expenses	279,918	142,030
Expenses waived/reimbursed by the Investment Manager and its affiliates	—	(30,400)

Total net expenses	279,918	111,630

Investment income (loss) — net	1,347,633	480,514

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Sales of underlying affiliated funds	1,086,662	868,419
Capital gain distributions from underlying affiliated funds	1,634,786	791,446

Net realized gain (loss) on affiliated investments	2,721,448	1,659,865
Net change in unrealized appreciation (depreciation) on affiliated investments	3,431,500	1,127,471

Net gain (loss) on investments	6,152,948	2,787,336

Net increase (decrease) in net assets resulting from operations	$7,500,581	$3,267,850

The accompanying Notes to Financial Statements are an integral part of this statement.

DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT  41

Statements of Changes in Net Assets

	Disciplined Asset		Disciplined Asset
	Allocation Portfolios —		Allocation Portfolios —
	Conservative		Moderately Conservative
Year ended Dec. 31,	2010	2009	2010	2009
Operations
Investment income (loss) — net	$1,690,494	$990,776	$1,671,540	$1,214,813
Net realized gain (loss) on affiliated investments	2,655,544	(571,465)	3,029,746	(892,278)
Net change in unrealized appreciation (depreciation) on affiliated investments	569,680	5,272,968	1,069,093	7,550,492

Net increase (decrease) in net assets resulting from operations	4,915,718	5,692,279	5,770,379	7,873,027

Share transactions
Proceeds from sales	26,611,027	32,913,715	20,029,216	36,452,213
Payments for redemptions	(11,117,690)	(17,695,954)	(13,636,120)	(10,012,318)

Increase (decrease) in net assets from share transactions	15,493,337	15,217,761	6,393,096	26,439,895

Total increase (decrease) in net assets	20,409,055	20,910,040	12,163,475	34,312,922
Net assets at beginning of year	44,276,847	23,366,807	57,833,964	23,521,042

Net assets at end of year	$64,685,902	$44,276,847	$69,997,439	$57,833,964

	Disciplined Asset		Disciplined Asset
	Allocation Portfolios —		Allocation Portfolios —
	Moderate		Moderately Aggressive
Year ended Dec. 31,	2010	2009	2010	2009
Operations
Investment income (loss) — net	$2,748,654	$2,080,043	$1,347,633	$1,412,407
Net realized gain (loss) on affiliated investments	3,225,052	(3,628,306)	2,721,448	(3,080,890)
Net change in unrealized appreciation (depreciation) on affiliated investments	5,889,284	15,576,795	3,431,500	12,983,205

Net increase (decrease) in net assets resulting from operations	11,862,990	14,028,532	7,500,581	11,314,722

Share transactions
Proceeds from sales	35,438,244	58,106,111	19,627,818	35,755,427
Payments for redemptions	(16,472,570)	(17,577,140)	(17,887,332)	(13,568,033)

Increase (decrease) in net assets from share transactions	18,965,674	40,528,971	1,740,486	22,187,394

Total increase (decrease) in net assets	30,828,664	54,557,503	9,241,067	33,502,116
Net assets at beginning of year	100,237,732	45,680,229	64,811,836	31,309,720

Net assets at end of year	$131,066,396	$100,237,732	$74,052,903	$64,811,836

	Disciplined Asset
	Allocation Portfolios —
	Aggressive
Year ended Dec. 31,	2010	2009
Operations
Investment income (loss) — net	$480,514	$545,855
Net realized gain (loss) on affiliated investments	1,659,865	(979,640)
Net change in unrealized appreciation (depreciation) on affiliated investments	1,127,471	5,117,114

Net increase (decrease) in net assets resulting from operations	3,267,850	4,683,329

Share transactions
Proceeds from sales	6,536,875	14,136,399
Payments for redemptions	(5,728,379)	(4,130,408)

Increase (decrease) in net assets from share transactions	808,496	10,005,991

Total increase (decrease) in net assets	4,076,346	14,689,320
Net assets at beginning of year	25,981,746	11,292,426

Net assets at end of year	$30,058,092	$25,981,746

The accompanying Notes to Financial Statements are an integral part of this statement.

42  DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance. Certain information reflects financial results for a single share held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

Disciplined Asset Allocation Portfolios — Conservative

	Year ended Dec. 31,
Per share data	2010	2009	2008(a)
Net asset value, beginning of period	$9.85	$8.43	$10.02

Income from investment operations:
Net investment income (loss)	.31	.27	.14
Net gains (losses) (both realized and unrealized)	.55	1.15	(1.73)

Total from investment operations	.86	1.42	(1.59)

Net asset value, end of period	$10.71	$9.85	$8.43

Total return	8.78%	16.85%	(15.93%	)

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	.43%	.46%	.86%	(c)

Net expenses after expense waiver/reimbursement(d)	.41%	.41%	.41%	(c)

Net investment income (loss)	3.05%	2.96%	5.27%	(c)

Supplemental data
Net assets, end of period (in millions)	$65	$44	$23

Portfolio turnover rate	43%	63%	48%

Disciplined Asset Allocation Portfolios — Moderately Conservative

	Year ended Dec. 31,
Per share data	2010	2009	2008(a)
Net asset value, beginning of period	$9.46	$7.95	$10.02

Income from investment operations:
Net investment income (loss)	.26	.26	.14
Net gains (losses) (both realized and unrealized)	.65	1.25	(2.21)

Total from investment operations	.91	1.51	(2.07)

Net asset value, end of period	$10.37	$9.46	$7.95

Total return	9.65%	18.93%	(20.67%	)

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	.42%	.44%	.75%	(c)

Net expenses after expense waiver/reimbursement(d)	.41%	.41%	.41%	(c)

Net investment income (loss)	2.65%	3.04%	4.31%	(c)

Supplemental data
Net assets, end of period (in millions)	$70	$58	$24

Portfolio turnover rate	46%	39%	51%

See accompanying Notes to Financial Highlights.

DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT  43

Financial Highlights (continued)

Disciplined Asset Allocation Portfolios — Moderate

	Year ended Dec. 31,
Per share data	2010	2009	2008(a)
Net asset value, beginning of period	$9.16	$7.59	$10.02

Income from investment operations:
Net investment income (loss)	.22	.28	.13
Net gains (losses) (both realized and unrealized)	.73	1.29	(2.56)

Total from investment operations	.95	1.57	(2.43)

Net asset value, end of period	$10.11	$9.16	$7.59

Total return	10.38%	20.70%	(24.29%	)

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	.38%	.39%	.55%	(c)

Net expenses after expense waiver/reimbursement(d)	.38%	.39%	.41%	(c)

Net investment income (loss)	2.37%	3.05%	4.33%	(c)

Supplemental data
Net assets, end of period (in millions)	$131	$100	$46

Portfolio turnover rate	34%	39%	24%

Disciplined Asset Allocation Portfolios — Moderately Aggressive

	Year ended Dec. 31,
Per share data	2010	2009	2008(a)
Net asset value, beginning of period	$8.97	$7.34	$10.02

Income from investment operations:
Net investment income (loss)	.18	.23	.14
Net gains (losses) (both realized and unrealized)	.84	1.40	(2.82)

Total from investment operations	1.02	1.63	(2.68)

Net asset value, end of period	$9.99	$8.97	$7.34

Total return	11.37%	22.21%	(26.76%	)

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	.41%	.42%	.61%	(c)

Net expenses after expense waiver/reimbursement(d)	.41%	.41%	.41%	(c)

Net investment income (loss)	1.97%	2.91%	4.06%	(c)

Supplemental data
Net assets, end of period (in millions)	$74	$65	$31

Portfolio turnover rate	46%	50%	27%

See accompanying Notes to Financial Highlights.

44  DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT

Disciplined Asset Allocation Portfolios — Aggressive

	Year ended Dec. 31,
Per share data	2010	2009	2008(a)
Net asset value, beginning of period	$8.75	$7.07	$10.02

Income from investment operations:
Net investment income (loss)	.16	.23	.12
Net gains (losses) (both realized and unrealized)	.94	1.45	(3.07)

Total from investment operations	1.10	1.68	(2.95)

Net asset value, end of period	$9.85	$8.75	$7.07

Total return	12.52%	23.82%	(29.45%	)

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	.52%	.57%	1.14%	(c)

Net expenses after expense waiver/reimbursement(d)	.41%	.41%	.41%	(c)

Net investment income (loss)	1.77%	2.94%	4.14%	(c)

Supplemental data
Net assets, end of period (in millions)	$30	$26	$11

Portfolio turnover rate	38%	53%	37%

Notes to Financial Highlights

(a)	For the period from May 1, 2008 (when shares became available) to Dec. 31, 2008.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expenses ratios.
(c)	Annualized.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT  45

Notes to Financial Statements

1.	ORGANIZATION

RiverSource Variable Series Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each a Fund and collectively, the Funds): Disciplined Asset Allocation Portfolios — Conservative (Conservative), Disciplined Asset Allocation Portfolios — Moderately Conservative (Moderately Conservative), Disciplined Asset Allocation Portfolios — Moderate (Moderate), Disciplined Asset Allocation Portfolios — Moderately Aggressive (Moderately Aggressive) and Disciplined Asset Allocation Portfolios — Aggressive (Aggressive). Each Fund operates as a diversified fund and has unlimited authorized shares of beneficial interest (without par value). References to shares and shareholders within these financial statements refer to partners’ interests and partners.

Each Fund is a “fund-of-funds” and invests in a combination of underlying affiliated funds* for which Columbia Management Investment Advisers, LLC (Columbia Management) or an affiliate acts as investment manager or principal underwriter. Columbia Management is the Investment Manager for the Funds.

You may not buy (nor will you own) shares of the Funds directly. Shares of the Funds are offered to RiverSource Life Insurance Company (RiverSource Life) and RiverSource Life Insurance Company of New York (RiverSource Life of NY) and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in each Fund.

*	For information on the goals, investment strategies and risks of the underlying funds please refer to Appendix A and B in the Funds’ most recent prospectus.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
Investments in the underlying funds are valued at their net asset value at the close of each business day.

Guarantees and indemnifications
Under each Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes
Each Fund is treated as a partnership for federal income tax purposes, and does not expect to make regular distributions. The Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of each Fund are subject to tax on their distributive share of the Fund’s income and losses. The components of each Fund’s net assets are reported at the partner level for tax purposes, and therefore, are not presented in the Statements of Assets and Liabilities. For the year ended Dec. 31, 2010, there were no distributions.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

Other
Security transactions, normally shares of the underlying funds, are accounted for as of the trade date. Income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date.

3.	EXPENSES

Management fees and underlying fund fees
The Funds do not pay the Investment Manager a direct management fee for managing their assets. In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds (also referred to as “acquired funds”) in which a Fund invests. Because the underlying funds have varied

46  DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT

expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

Administrative services fees
Under an Administrative Services Agreement, each Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.02% of each Fund’s average daily net assets. Prior to Jan. 1, 2011, Ameriprise Financial, Inc. served as the Funds’ Administrator. Since Jan. 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Compensation to board members
Compensation to the Board of Trustees (the Board) members and certain other core expenses are paid directly by the underlying funds in which each Fund invests.

Transfer agency fees
The Funds have a Transfer Agency and Servicing Agreement with Columbia Management Investment Services Corp. The fee under this agreement is uniform for each Fund at an annual rate equal to 0.06% of each Fund’s average daily net assets.

Distribution fees
The Funds have an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund paid the Distributor a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets.

Expenses waived/reimbursed by the Investment Manager and its affiliates
For the year ended Dec. 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of underlying funds) were as follows:

Fund	Percentage
Conservative	0.41%
Moderately Conservative	0.41
Aggressive	0.41

The Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of underlying funds) will not exceed 0.41% of each Fund’s average daily net assets.

For the year ended Dec. 31, 2010, the waiver was not invoked for the Moderate and Moderately Aggressive, since these Funds’ expenses were below the cap amount.

4.	SECURITIES TRANSACTIONS

For the year ended Dec. 31, 2010, cost of purchases and proceeds from sales of investments in underlying affiliated funds aggregated for each Fund were as follows:

Fund	Purchases	Proceeds
Conservative	$41,373,416	$23,629,088
Moderately Conservative	37,581,864	28,577,012
Moderate	63,846,000	39,786,825
Moderately Aggressive	35,673,751	30,950,772
Aggressive	12,482,271	10,400,163

Realized gains and losses are determined on an identified cost basis.

DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT  47

Notes to Financial Statements (continued)

5.	SHARE TRANSACTIONS

Transactions in shares for each Fund for the periods indicated were as follows:

	Year ended Dec. 31, 2010
			Net
			increase
Fund	Sold	Redeemed	(decrease)
Conservative	2,636,339	(1,094,854)	1,541,485
Moderately Conservative	2,050,503	(1,415,761)	634,742
Moderate	3,786,683	(1,763,285)	2,023,398
Moderately Aggressive	2,159,715	(1,975,523)	184,192
Aggressive	728,251	(646,184)	82,067

	Year ended Dec. 31, 2009
			Net
			increase
Fund	Sold	Redeemed	(decrease)
Conservative	3,702,866	(1,979,430)	1,723,436
Moderately Conservative	4,327,763	(1,170,032)	3,157,731
Moderate	7,119,702	(2,196,436)	4,923,266
Moderately Aggressive	4,661,699	(1,701,379)	2,960,320
Aggressive	1,893,550	(522,551)	1,370,999

6.	INVESTMENTS IN UNDERLYING AFFILIATED FUNDS

The Funds do not invest in the underlying funds for the purpose of exercising management or control. At Dec. 31, 2010, Moderate held 5.40% of RiverSource Disciplined Small and Mid Cap Equity Fund.

7.	SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through the date of issuance of each Fund’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in each Fund’s financial statements, other than as noted below.

In August 2010, the Board of Trustees of Disciplined Asset Allocation Portfolios — Conservative, Disciplined Asset Allocation Portfolios — Moderately Conservative, Disciplined Asset Allocation Portfolios — Moderate, Disciplined Asset Allocation Portfolios — Moderately Aggressive and Disciplined Asset Allocation Portfolios — Aggressive (the “Acquired Funds”) approved a proposal to merge the Funds with and into Variable Portfolio — Conservative Portfolio, Variable Portfolio — Moderately Conservative Portfolio, Variable Portfolio — Moderate Portfolio, Variable Portfolio — Moderately Aggressive Portfolio and Variable Portfolio — Aggressive Portfolio (the “Acquiring Funds”), respectively. Each merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. Each merger was approved at a meeting of shareholders held Feb. 15, 2011 and is expected to close before the end of second quarter 2011.

8.	INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the

48  DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT

District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT  49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Disciplined Asset Allocation Portfolios — Conservative, Disciplined Asset Allocation Portfolios — Moderately Conservative, Disciplined Asset Allocation Portfolios — Moderate, Disciplined Asset Allocation Portfolios — Moderately Aggressive, Disciplined Asset Allocation Portfolios — Aggressive:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments in affiliated funds, of Disciplined Asset Allocation Portfolios — Conservative, Disciplined Asset Allocation Portfolios — Moderately Conservative, Disciplined Asset Allocation Portfolios — Moderate, Disciplined Asset Allocation Portfolios — Moderately Aggressive, and Disciplined Asset Allocation Portfolios — Aggressive (the Funds) (five of the portfolios constituting the RiverSource Variable Series Trust) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 1, 2008 (date the Funds became available) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within RiverSource Variable Series Trust at December 31, 2010, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 1, 2008 (date the Funds became available) to December 31, 2008, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 23, 2011

50  DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT

Board Members and Officers

Shareholders elect a Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Funds’ Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Funds and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since 3/1/85	Attorney and Consultant	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT  51

Board Members and Officers (continued)

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Funds and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Funds’ Board members and is available, without charge, upon request by calling 800.345.6611; or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Funds’ other officers are:

Fund Officers

Name,	Position held
address,	with Funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke One Financial Center Boston, MA 02111 Age 41	Treasurer since 1/12/11	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

52  DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with Funds and	Principal occupation
age	length of service	during past five years
Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 47	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT  53

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Funds hold investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available by searching the website of the SEC at www.sec.gov.

Results of Meeting of Shareholders

A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposal(s) is(are) set forth below. A vote is based on total dollar interest in the Fund.

Disciplined Asset Allocation Portfolios — Conservative

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

To approve an Agreement and Plan of Reorganization between Disciplined Asset Allocation Portfolios — Conservative and Variable Portfolio — Conservative Portfolio.

Dollars	Dollars		Broker
Voted “For”	Voted “Against”	Abstentions	Non-Votes
60,146,664.099	361,291.522	2,737,359.010	0.000

Disciplined Asset Allocation Portfolios — Moderately Conservative

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

To approve an Agreement and Plan of Reorganization between Disciplined Asset Allocation Portfolios — Moderately Conservative and Variable Portfolio — Moderately Conservative Portfolio.

Dollars	Dollars		Broker
Voted “For”	Voted “Against”	Abstentions	Non-Votes
64,739,341.479	1,642,174.896	2,636,601.437	0.000

Disciplined Asset Allocation Portfolios — Moderate

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

To approve an Agreement and Plan of Reorganization between Disciplined Asset Allocation Portfolios — Moderate and Variable Portfolio — Moderate Portfolio.

Dollars	Dollars		Broker
Voted “For”	Voted “Against”	Abstentions	Non-Votes
118,272,291.608	1,223,603.774	9,948,088.939	0.000

54  DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT

Disciplined Asset Allocation Portfolios — Moderately Aggressive

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

To approve an Agreement and Plan of Reorganization between Disciplined Asset Allocation Portfolios — Moderately Aggressive and Variable Portfolio — Moderately Aggressively Portfolio.

Dollars	Dollars		Broker
Voted “For”	Voted “Against”	Abstentions	Non-Votes
66,233,972.575	3,873,304.594	2,819,435.307	0.000

Disciplined Asset Allocation Portfolios — Aggressive

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

To approve an Agreement and Plan of Reorganization between Disciplined Asset Allocation Portfolios — Aggressive and Variable Portfolio — Aggressive Portfolio.

Dollars	Dollars		Broker
Voted “For”	Voted “Against”	Abstentions	Non-Votes
26,930,103.948	2,670,815.982	76,477.682	0.000

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

For Disciplined Asset Allocation Portfolios — Conservative, Disciplined Asset Allocation Portfolios — Moderately Conservative, Disciplined Asset Allocation Portfolios — Moderate, Disciplined Asset Allocation Portfolios — Moderately Aggressive and Disciplined Asset Allocation Portfolios — Aggressive

To elect trustees to the Board.*

	Dollars	Dollars		Broker
	Voted “For”	Voted “Withhold”	Abstentions	Non-Votes
01. Kathleen Blatz	85,732,330,925.401	2,161,235,444.983	0.000	0.000
02. Edward J. Boudreau, Jr.	85,673,485,406.317	2,220,080,964.066	0.000	0.000
03. Pamela G. Carlton	85,722,376,597.894	2,171,189,772.490	0.000	0.000
04. William P. Carmichael	85,643,539,019.219	2,250,027,351.164	0.000	0.000
05. Patricia M. Flynn	85,751,591,852.940	2,141,974,517.443	0.000	0.000
06. William A. Hawkins	85,657,532,176.189	2,236,034,194.194	0.000	0.000
07. R. Glenn Hilliard	85,665,428,549.984	2,228,137,820.399	0.000	0.000
08. Stephen R. Lewis, Jr.	85,639,974,730.212	2,253,591,640.172	0.000	0.000
09. John F. Maher	85,736,381,082.381	2,157,185,288.003	0.000	0.000
10. John J. Nagorniak	85,682,120,630.145	2,211,445,740.239	0.000	0.000
11. Catherine James Paglia	85,735,331,549.560	2,158,234,820.823	0.000	0.000
12. Leroy C. Richie	85,653,550,045.826	2,240,016,324.558	0.000	0.000
13. Anthony M. Santomero	85,666,213,293.518	2,227,353,076.865	0.000	0.000
14. Minor M. Shaw	85,664,608,794.944	2,228,957,575.439	0.000	0.000
15. Alison Taunton-Rigby	85,706,213,173.460	2,187,353,196.924	0.000	0.000
16. William F. Truscott	85,703,911,339.245	2,189,655,031.138	0.000	0.000

*	All dollars of RiverSource Variable Series Trust are voted together as a single class for election of trustees.

DISCIPLINED ASSET ALLOCATIONSM PORTFOLIOS — 2010 ANNUAL REPORT  55

Disciplined Asset Allocationsm Portfolios
P.O. Box 8081
Boston, MA 02266-8081

This report must be accompanied or preceded by the Fund’s current prospectus. Disciplined Asset Allocationsm Portfolios are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6521 E (3/11)

Item 2. Code of Ethics.
(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
The Registrant’s board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.
Item 4. Principal Accountant Fees and Services
(a)	Audit Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Variable Series Trust were as follows:

2010: $1,236,751	2009: $608,233
(b)	Audit-Related Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review, the transfer agent 17Ad-13 review, and other consultations and services required to complete the audit for RiverSource Variable Series Trust were as follows:

2010: $77,194	2009: $28,010
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to an internal controls review performed initially in 2010 were as follows:

2010: $96,000	2009: $ 0

(c)	Tax Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to RiverSource Variable Series Trust were as follows:

2010: $188,312	2009: $170,021
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to tax consulting services and a subscription to a tax database were as follows:

2010: $95,840	2009: $60,000
(d)	All Other Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for additional professional services rendered to RiverSource Variable Series Trust were as follows:

2010: $ 0	2009: $ 0
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee were as follows:

2010: $ 0	2009: $ 0
(e)	(1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s audit committee.
(e)	(2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the registrant’s audit committee.
(f)	Not applicable.
(g)	Non-Audit Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2010: $3,231,307	2009: $996,717
(h)	100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource/Columbia Mutual Funds Audit Committee.
Item 5. Audit Committee of Listed Registrants. Not applicable.
Item 6. Investments.
(a)	The registrant’s “Schedule 1 — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a) (1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

(a) (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.

(a) (3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)      RiverSource Variable Series Trust

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer
Date February 23, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer
Date February 23, 2011

By	/s/ Michael G. Clarke Michael G. Clarke
Treasurer and Principal Financial Officer
Date February 23, 2011